                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS




                           [LINE GRAPH APPEARS HERE]



                                            Pacific Investment Management Series


                                                                   Annual Report
                                                                  March 31, 1999

BOND YIELD VOLATILITY

                           [LINE GRAPH APPEARS HERE]

MONTHLY     Rolling 36-Month Volatility of Bond Yields
Jan-81                     4.783
Feb-81                     5.001
Mar-81                     5.120
Apr-81                     5.404
May-81                     5.504
Jun-81                     5.649
Jul-81                     5.876
Aug-81                     6.199
Sep-81                     6.530
Oct-81                     6.654
Nov-81                     6.607
Dec-81                     6.581
Jan-82                     6.680
Feb-82                     6.526
Mar-82                     6.456
Apr-82                     6.321
May-82                     6.188
Jun-82                     6.043
Jul-82                     5.779
Aug-82                     5.466
Sep-82                     5.147
Oct-82                     4.885
Nov-82                     4.826
Dec-82                     4.774
Jan-83                     4.660
Feb-83                     4.729
Mar-83                     4.834
Apr-83                     4.974
May-83                     4.968
Jun-83                     4.894
Jul-83                     4.701
Aug-83                     4.590
Sep-83                     4.567
Oct-83                     4.558
Nov-83                     4.579
Dec-83                     4.591
Jan-84                     4.600
Feb-84                     4.601
Mar-84                     4.592
Apr-84                     4.596
May-84                     4.603
Jun-84                     4.644
Jul-84                     4.623
Aug-84                     4.543
Sep-84                     4.338
Oct-84                     4.029
Nov-84                     3.859
Dec-84                     3.843
Jan-85                     3.777
Feb-85                     3.627
Mar-85                     3.479
Apr-85                     3.343
May-85                     3.315
Jun-85                     3.274
Jul-85                     3.092
Aug-85                     2.990
Sep-85                     2.997
Oct-85                     3.072
Nov-85                     3.199
Dec-85                     3.403
Jan-86                     3.560
Feb-86                     3.961
Mar-86                     4.502
Apr-86                     4.969
May-86                     5.305
Jun-86                     5.728
Jul-86                     6.066
Aug-86                     6.383
Sep-86                     6.585
Oct-86                     6.783
Nov-86                     6.965
Dec-86                     7.117
Jan-87                     7.231
Feb-87                     7.331
Mar-87                     7.323
Apr-87                     7.221
May-87                     7.039
Jun-87                     6.677
Jul-87                     6.261
Aug-87                     5.960
Sep-87                     5.684
Oct-87                     5.421
Nov-87                     5.243
Dec-87                     5.053
Jan-88                     4.860
Feb-88                     4.695
Mar-88                     4.367
Apr-88                     4.053
May-88                     3.749
Jun-88                     3.592
Jul-88                     3.455
Aug-88                     3.274
Sep-88                     3.095
Oct-88                     2.870
Nov-88                     2.697
Dec-88                     2.596
Jan-89                     2.561
Feb-89                     2.540
Mar-89                     2.568
Apr-89                     2.517
May-89                     2.449
Jun-89                     2.427
Jul-89                     2.339
Aug-89                     2.260
Sep-89                     2.130
Oct-89                     2.091
Nov-89                     2.054
Dec-89                     1.970
Jan-90                     1.863
Feb-90                     1.740
Mar-90                     1.597
Apr-90                     1.541
May-90                     1.535
Jun-90                     1.545
Jul-90                     1.550
Aug-90                     1.553
Sep-90                     1.539
Oct-90                     1.419
Nov-90                     1.414
Dec-90                     1.413
Jan-91                     1.421
Feb-91                     1.437
Mar-91                     1.445
Apr-91                     1.463
May-91                     1.446
Jun-91                     1.398
Jul-91                     1.392
Aug-91                     1.363
Sep-91                     l.342
Oct-91                     1.345
Nov-91                     1.363
Dec-91                     1.428
Jan-92                     1.423
Feb-92                     1.428
Mar-92                     1.364
Apr-92                     1.288
May-92                     1.248
Jun-92                     1.254
Jul-92                     1.320
Aug-92                     1.383
Sep-92                     1.454
Oct-92                     1.482
Nov-92                     1.509
Dec-92                     1.559
Jan-93                     1.641
Feb-93                     1.761
Mar-93                     1.847
Apr-93                     1.908
May-93                     1.889
Jun-93                     1.971
Jul-93                     2.074
Aug-93                     2.256
Sep-93                     2.340
Oct-93                     2.409
Nov-93                     2.417
Dec-93                     2.450
Jan-94                     2.501
Feb-94                     2.492
Mar-94                     2.449
Apr-94                     2.392
May-94                     2.340
Jun-94                     2.280
Jul-94                     2.186
Aug-94                     2.097
Sep-94                     2.070
Oct-94                     2.088
Nov-94                     2.098
Dec-94                     2.093
Jan-95                     2.107
Feb-95                     2.089
Mar-95                     2.067
Apr-95                     2.023
May-95                     1.985
Jun-95                     1.968
Jul-95                     1.937
Aug-95                     1.942
Sep-95                     1.959
Oct-95                     1.991
Nov-95                     2.022
Dec-95                     2.071
Jan-96                     2.115
Feb-96                     2.122
Mar-96                     2.126
Apr-96                     2.126
May-96                     2.126
Jun-96                     2.126
Jul-96                     2.123
Aug-96                     2.119
Sep-96                     2.067
Oct-96                     2.008
Nov-96                     1.959
Dec-96                     1.932
Jan-97                     1.902
Feb-97                     1.857
Mar-97                     1.849
Apr-97                     1.847
May-97                     1.839
Jun-97                     1.823
Jul-97                     1.821
Aug-97                     1.809
Sep-97                     1.802
Oct-97                     1.764
Nov-97                     1.692
Dec-97                     1.606
Jan-98                     1.542
Feb-98                     1.480
Mar-98                     1.450
Apr-98                     1.406
May-98                     1.388
Jun-98                     1.470
Jul-98                     1.526
Aug-98                     1.638
Sep-98                     1.816
Oct-98                     1.936
Nov-98                     2.060
Dec-98                     2.165
Jan-99                     2.257
Feb-99                     2.286
Mar-99                     2.307
Apr-99                     2.309

Source: Salomon Brothers Yield Book

On the cover:
Depicted on the front cover and in greater detail here is a graph of 30-year U.S. Treasury bond yield volatility (annualized rolling 36-month volatility) for the 18-year period ended March 31, 1999. Historical graphs such as this assist PIMCO in evaluating the long-term trends in the financial markets.

     Smaller changes in interest rates invariably result in lower volatility. Although volatility increased somewhat during the third quarter of 1998, it did not approach levels encountered during the 1980s. PIMCO believes that interest rate volatility will decline as the Fed will likely remain neutral in a climate of moderating economic growth, subdued inflation and more stable global financial markets. PIMCO employs multiple strategies that are designed to capture premiums in a stable rate environment such as the use of callable corporates, mortgage-backed securities, and options.



Contents
Chairman's Message .................................    1
Market Review ......................................    2
An Interview with William Gross ....................    5
Y2K Information ....................................    6
Financial Highlights ...............................   28
Statements of Assets and Liabilities ...............   38
Statements of Operations ...........................   41
Statements of Changes in Net Assets ................   44
Statement of Cash Flows ............................   50
Notes to Financial Statements ......................  123

                                                     Fund        Schedule of
                                                     Summary     Investments
Total Return Fund ..................................    7            51
Total Return Fund II ...............................    8            69
Total Return Fund III ..............................    9            72
Moderate Duration Fund .............................   10            75
Low Duration Fund ..................................   11            77
Low Duration Fund II ...............................   12            83
Low Duration Fund III ..............................   13            85
Short-Term Fund ....................................   14            86
Money Market Fund ..................................   15            88
Long-Term U.S. Government Fund .....................   16            89
High Yield Fund ....................................   17            92
Total Return Mortgage Fund .........................   18            97
Low Duration Mortgage Fund .........................   19            98
Real Return Bond Fund ..............................   20            99
Municipal Bond Fund ................................   21           101
Foreign Bond Fund ..................................   22           104
Global Bond Fund ...................................   23           108
Global Bond Fund II ................................   24           112
Emerging Markets Bond Fund .........................   25           115
Strategic Balanced Fund ............................   26           117
StocksPLUS Fund ....................................   27           120

Chairman's Letter

Dear PIMCO Funds Shareholder:

The past 12 months have been an eventful time. Domestic political tensions evident this past year have slowly diffused. On the international front, the U.S. embarked with its NATO allies on a difficult military mission in the Balkans. PIMCO's team of investment professionals are attentive to developments, though the situation has had little impact on the markets thus far.

Meanwhile, the U.S. economy has continued to expand while inflation has remained exceptionally low. Investors' concerns over global economic and political turmoil that permeated international capital markets during the third quarter of 1998 were calmed during the fourth quarter after the Federal Reserve cut interest rates by 0.75% and other central banks followed suit. The stock market resumed its upward momentum with most of the major indices heading into record territory by the end of the first quarter of this year.

The U.S. bond markets flourished during 1998 as well, hitting record levels of activity in the primary markets. Despite a recent rise in interest rates, yields declined across the maturity spectrum over the course of the fiscal year ended March 31, 1999 with yields on 1-year and 30-year U.S. Treasuries down 0.68% and 0.31%, respectively. Interest rates rose during the first quarter of this year as continued evidence of strong U.S. economic growth heightened concern that the Federal Reserve would boost rates to keep inflation subdued. Despite the domestic economy's rapid growth, there were few signs that inflation was actually increasing, which allowed the Fed to remain on the sidelines. The Fed was also unlikely to curtail growth in the U.S. with many of the world's economies in or near recession.

The year culminated with the news that Morningstar had named Bill Gross and his team Fixed Income Manager of the Year. Another milestone followed when the Total Return Fund (managed by Mr. Gross) topped the $25 billion mark, solidifying its position as the largest bond fund in the world, and the only bond fund on the select list of the 25 largest mutual funds in America [source: Bloomberg].

On the following pages you will find an analysis of the stock and bond markets, commentary from PIMCO's Bill Gross and specific details as to each Fund's portfolio and total return investment performance.

As always, we appreciate the trust you have placed in us through your investments. If you have any questions regarding your PIMCO Funds investment, please contact your account manager, or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimco.com.


Sincerely,


/s/ Brent R. Harris


Brent R. Harris
Chairman of the Board

April 30, 1999


                                                           1999 Annual Report  1

Market Review


Bond Market
Real Rates Remain High



A round trip for long-term interest rates.

[LINE GRAPH APPEARS HERE]


                   30-Year U.S. Treasury Rates (%)
                   -------------------------------
03/06/1998                                    6.02
03/13/1998                                    5.89
03/20/1998                                    5.89
03/27/1998                                    5.96
04/03/1998                                    5.80
04/10/1998                                    5.88
04/17/1998                                    5.88
04/24/1998                                    5.95
05/01/1998                                    5.93
05/08/1998                                    5.98
05/15/1998                                    5.97
05/22/1998                                    5.90
05/29/1998                                    5.80
06/05/1998                                    5.79
06/12/1998                                    5.66
06/19/1998                                    5.67
06/26/1998                                    5.63
07/03/1998                                    5.60
07/10/1998                                    5.63
07/17/1998                                    5.75
07/24/1998                                    5.69
07/31/1998                                    5.71
08/07/1998                                    5.63
08/14/1998                                    5.54
08/21/1998                                    5.43
08/28/1998                                    5.34
09/04/1998                                    5.29
09/11/1998                                    5.23
09/18/1998                                    5.15
09/25/1998                                    5.11
10/02/1998                                    4.84
10/09/1998                                    5.11
10/16/1998                                    4.98
10/23/1998                                    5.18
10/30/1998                                    5.16
11/06/1998                                    5.39
11/13/1998                                    5.25
11/20/1998                                    5.22
11/27/1998                                    5.16
12/04/1998                                    5.04
12/11/1998                                    5.02
12/18/1998                                    5.00
12/25/1998                                    5.22
01/01/1999                                    5.09
01/08/1999                                    5.27
01/15/1999                                    5.11
01/22/1999                                    5.08
01/29/1999                                    5.09
02/05/1999                                    5.35
02/12/1999                                    5.42
02/19/1999                                    5.39
02/26/1999                                    5.57
03/05/1999                                    5.59
03/12/1999                                    5.52
03/19/1999                                    5.56
03/26/1999                                    5.60
04/01/1999                                    5.59


Source: Bloomberg

In our last annual report we projected that inflation would remain low and that the real rate of return on bonds would remain high. Inflation over the past six months has remained low. Even though bond prices fell over the past six months, bonds continue to be relatively attractive given the low inflation scenario.

Last summer's flight to quality, started by Russia's collapse, reversed course towards the end of the year as hopes for stability returned to the global financial markets. In particular, Treasury securities lost appeal as a safe haven as investors returned to other sectors of the bond market and to the stock market. Brazil's surprise devaluation did not prompt the same flight to quality that the market had previously experienced.

At the beginning of this year, stronger than expected economic growth and concern that the Federal Reserve might reverse policy sent bond prices lower again, as investors feared that higher inflation was on the horizon. While Treasuries lagged, other sectors of the bond market outperformed. Investment grade corporate and high yield bonds did better on hopes that domestic economic strength would continue, and municipal bonds rose as investors took advantage of their relatively attractive yields. Looking ahead, we see the current U.S. economic expansion continuing, but at a slower rate as consumer spending retreats from its currently unsustainable pace. The Federal Reserve will likely maintain a neutral stance in the face of a moderating economy, subdued inflation, and relatively calm global financial markets.

In this environment, the bond market is likely to remain stable, with interest rates moving within a relatively tight range. Over the short-term, bond yields could move to the lower end of this range as the bond market anticipates a slower economy. Long-term, with the bull market for bonds relatively over, lower interest rate volatility will make securities that provide incremental yield attractive to bond investors.


2  PIMCO Funds

Stock Market

The Bull Keeps Charging




The stock market rises to new highs.

[LINE GRAPH APPEARS HERE]


                                    S & P 500 Index
                                   -----------------
03/06/1998                                     1,056
03/13/1998                                     1,069
03/20/1998                                     1,099
03/27/1998                                     1,095
04/03/1998                                     1,123
04/10/1998                                     1,111
04/17/1998                                     1,123
04/24/1998                                     1,108
05/01/1998                                     1,121
05/08/1998                                     1,108
05/15/1998                                     1,109
05/22/1998                                     1,110
05/29/1998                                     1,091
06/05/1998                                     1,114
06/12/1998                                     1,099
06/19/1998                                     1,101
06/26/1998                                     1,133
07/03/1998                                     1,146
07/10/1998                                     1,164
07/17/1998                                     1,187
07/24/1998                                     1,141
07/31/1998                                     1,121
08/07/1998                                     1,089
08/14/1998                                     1,063
08/21/1998                                     1,081
08/28/1998                                     1,027
09/04/1998                                       974
09/11/1998                                     1,010
09/18/1998                                     1,020
09/25/1998                                     1,045
10/02/1998                                     1,003
10/09/1998                                       984
10/16/1998                                     1,056
10/23/1998                                     1,071
10/30/1998                                     1,099
11/06/1998                                     1,141
11/13/1998                                     1,126
11/20/1998                                     1,164
11/27/1998                                     1,192
12/04/1998                                     1,177
12/11/1998                                     1,166
12/18/1998                                     1,188
12/25/1998                                     1,226
01/01/1999                                     1,229
01/08/1999                                     1,275
01/15/1999                                     1,243
01/22/1999                                     1,225
01/29/1999                                     1,280
02/05/1999                                     1,239
02/12/1999                                     1,230
02/19/1999                                     1,239
02/26/1999                                     1,238
03/05/1999                                     1,275
03/12/1999                                     1,295
03/19/1999                                     1,299
03/26/1999                                     1,283
04/01/1999                                     1,294


Source: Bloomberg

The stock market has had a strong year, in spite of the fact that it hit a speed bump in the third quarter of 1998. Interest rate cuts and a strong economy ensured that the market continued to rise after this setback, with the Dow reaching the historic 10,000 mark in the first quarter of 1999. For the year ended March 31, 1999, the stock market, as measured by the S&P 500 Index, gained 18.5%.

However, these gains were not felt by all of the market. In fact, the market this year was characterized by narrowness, as only the largest of the large-cap growth stocks saw strong performance. In fact, the disparity in performance between large-cap growth-oriented stocks and small-cap value-oriented stocks has never been greater in the more than 20 years that Morningstar has tracked such data.

The market was led in large part this year by technology issues. Despite concerns about overvaluation, technology stocks--and especially Internet stocks--continued their ascent to new highs. Many technology companies have been expanding quickly and, in recent years, have offered investors enormous growth opportunities, which explains their continued popularity. Positive earnings outlooks and an increased need for technology have also fueled these advances.

Conversely, relatively undervalued issues--known as "value stocks" as well as small-cap issues, did not partake in the stock market's record rise this year. Investors ignored dividends in their quest for greater growth, and value stocks suffered as a result. In addition, investors favored more liquid, large-capitalization stocks, avoiding smaller, less liquid issues.

Looking ahead, we continue to be cautiously optimistic about the stock market. While we believe there is a strong possibility of an earnings slow-down in the coming year, we believe it will not push the market into negative territory but only temper its upward momemtum. In such an atmosphere, stock selection will be of utmost importance, and we believe that many attractive opportunities still exist.



                                                           1999 Annual Report  3

Morningstar Names Bill Gross and his Management Team 1998 Fixed-Income Manager of the Year

[PHOTO OF BILL GROSS AND HIS MANAGEMENT TEAM APPEARS HERE]

Bill Gross and his management team

Bill Gross, a Managing Director and one of the founders of PIMCO and Portfolio Manager of several PIMCO Funds including the PIMCO Total Return and Low Duration Funds, has been named 1998 Fixed-Income Manager of the Year by Morningstar.

Established in 1987, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus, and the commitment to shareholders necessary to deliver outstanding long-term performance. The award is bestowed on fund managers in only three categories: Domestic Equity, Fixed-Income, and International.

Morningstar (1/99) lauded Bill Gross for distinguishing PIMCO "by building a fixed-income management process that blends discipline and flexibility." Morningstar explained that PIMCO's investment committee, led by Bill Gross, was not only able to aggressively take advantage of declining interest rates, but was also able to shelter shareholders from losses by taking a more defensive position when needed.

Two of the PIMCO Funds managed by Mr. Gross were highlighted by Morningstar--PIMCO Total Return Fund, which has ranked in the top half of its category for 11 consecutive years, and PIMCO Low Duration Fund, which has also been a strong performer.

Morningstar (1/99) commended Mr. Gross for his acumen and independence: "Making small, selective plays on undervalued sectors, such as foreign bonds, high-yield and adjustable rate mortgages, PIMCO has gained an edge with its flexibility. In contrast, many bond managers either limit returns by sticking with overly narrow segments of the market or take on excessive risk by loading up on lower-quality issues such as high-yield bonds."

Overall Morningstar Ratings as of 3/31/99 for Bill Gross' Funds
--------------------------------------------------------------------------------
PIMCO Total Return Fund                                                  *****
--------------------------------------------------------------------------------
PIMCO Low Duration Fund                                                  *****
--------------------------------------------------------------------------------
PIMCO StocksPLUS Fund                                                    *****
--------------------------------------------------------------------------------
PIMCO Short-Term Fund                                                    *****


Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance, are subject to change monthly, and are calculated from the fund's 3-,5-, and 10-year average annual returns as of March 31, 1999. The ratings are inclusive of appropriate sales charge adjustments, and a risk factor that reflects a fund's performance below 3-month Treasury bill returns. Ratings are based on Institutional Class shares, other classes may vary. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4-star ratings. The Total Return Fund received 5-, 4-, and 5-star ratings, the Low Duration Fund received 5-, 5-, and 5- star ratings and the Short-Term Bond Fund received 5-, 5-, and 4- star ratings out of 1,521, 1048, and 371 taxable bond funds for the 3, 5, & 10-year periods, respectively. The StocksPLUS Fund received 5-, and 5-star ratings out of 2947 and 1810 Domestic Equity Funds for the 3 and 5-year periods, respectively.



4  PIMCO Funds

Manager Spotlight


Managing Director and Portfolio Manager
Q&A with William Gross


Bill Gross is a Managing Director and one of the founders of PIMCO. He is also a portfolio manager of several Pimco Funds including the PIMCO Total Return and Low Duration Funds. Mr. Gross' views on the financial markets are regularly featured in The Wall Street Journal, Barron's, Money magazine and The New York Times. We recently spoke with him regarding his latest outlook for the economy and the bond market.

[PHOTO APPEARS HERE]

Q: The bond market backed up in the first quarter 1999. What happened?

A: Interest rates rose across all maturities as evidence of U.S. economic strength heightened concern that the Federal Reserve would raise interest rates to forestall a resurgence in inflation. Investors reacted to surprisingly strong economic news, including robust consumer spending and housing activity. Federal Reserve Chairman Alan Greenspan added to the concern when he spoke of the need to evaluate whether last year's three interest rate cuts remain "appropriate" in light of the economy's performance.

   In addition, the turmoil in Brazil, caused by their surprise decision to devalue their currency in January, did not generate the same flight to quality rally that the Treasury market experienced last summer when Russia collapsed. In fact, since the end of September, other segments of the bond market, like municipals and corporates, have done better than Treasuries as yield spreads began to shrink back to historical norms.

Q: Is the bull market for bonds over?

A: Yes, I think the end of the historic 18-year bull run ended when long-term
   Treasuries fell to 4 3/4% last fall. I don't see us entering a new bull market phase anytime soon, although in the near-term yields could decline a bit as the bond market anticipates a slower economy.

Q: Do you think the economy will remain strong in 1999?

A: I expect the current U.S. expansion to continue, albeit at a more moderate pace than in the fourth quarter of 1998 or the past year as a whole. Consumer and investment spending will remain positive for the economy, though growth of each will slow from current high levels. Consumers, confident in the face of low unemployment and stock market gains, have recently dipped into savings to finance purchases. We believe this trend is not sustainable and that consumption will slow as savings return to more normal levels. Investment spending will grow at a slower pace because capacity utilization remains relatively low and provides less incentive to make investments.

Q: What is your outlook for inflation?

A: Last year I was quite concerned about the risk of deflation, or falling prices, here in the U.S. Although I think the risks of a dangerous deflationary spiral in the U.S. have subsided, many parts of the world, including Japan, are still fighting its effects on their economies. Going forward, there is nothing on the horizon that suggests rising prices anytime soon.

Q: Given your economic outlook, what will happen to interest rates?

A: The Federal Reserve will likely maintain a neutral stance in the face of moderate growth, subdued inflation, and relatively calm global financial markets. I think, given these circumstances, we may be entering a period where interest rates remain stable and range-bound. In this environment interest rate volatility will decline.

Q: Given this outlook, where do you see opportunities over the next six months?

A: Looking ahead, strategies and securities that provide incremental yield will be very important to portfolio performance. Therefore, we will target duration near the benchmark and focus on adding value by maximizing yield without adding significant risk. We will continue to own mortgages as one prudent way of doing this.

   Past performance is no guarantee of future results. The views of Mr. Gross are not indicative of the past or future performance of any PIMCO Fund.




                                                           1999 Annual Report  5

Preparing for the Year 2000

[ARTWORK APPEARS HERE]

Y2K

There has been much written about the potential pitfalls associated with the Year 2000--or Y2K. We would like to take this opportunity to provide you with an update on how PIMCO is addressing this issue.

The firm is implementing its Year 2000 preparedness plan. This plan has been reviewed and approved by upper management and the firm's management board. The plan includes awareness, inventory, assessment, implementation, testing and contingency planning. This includes a compliance review of the Y2K preparedness of all our major external business partners. Based on our review and analysis of the situation, we believe we have allocated necessary staffing and funding for the project.

We expect all of our internal systems to be tested in advance of the Year 2000.

Portfolio Implications

Investment analysts and portfolio managers are aware of the Year 2000 risk.

Due to pervasive and world-wide nature of the Year 2000 problem, PIMCO cannot guarantee that its operations will be unaffected by Y2K and that no losses will be incurred by clients. However, PIMCO believes that its Year 2000 efforts are reasonably designed to meet these goals.

If you have any questions regarding our Year 2000 preparedness, please write to us at:

PIMCO Advisors Y2K Project Officer
800 Newport Center Drive
Newport Beach, California 92660.

This is a Year 2000 readiness disclosure.




6  PIMCO Funds

PIMCO Total Return Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:
Primarily intermediate-term investment grade bonds.


Duration:
4.66 years


Total Net Assets:
$26,125 million


Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                 Mortgage-Backed Securities              42.6%
                 Corporate Bonds and Notes               29.3%
                 U.S. Treasury Obligations               10.1%
                 Short-Term Instruments                   6.2%
                 Asset-Backed Securities                  4.6%
                 Other                                    7.2%


Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA             62.3%
                              AA              7.0%
                               A             18.0%
                             BBB              6.0%
                              BB              6.6%
                               B              0.1%


*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                                                            Lipper Intermediate
                    Inst'l Class            Admin. Class            Lehman Brothers         Investment Grade
                    (Incep. 5/11/1987)      (Incep. 9/7/1994)       Aggregate Bond Index    Debt Fund Average
------------------------------------------------------------------------------------------------------------------
1 Year                     7.60%                  7.33%                   6.49%                    5.15%
3 Years*                   8.91%                  8.64%                   7.75%                    6.84%
5 Years*                   8.40%                    --                    7.79%                    6.86%
10 Years*                 10.13%                    --                    9.08%                    8.22%
Since Inception*           9.63%                  8.92%                     --                       --

* Annualized


        Cumulative Returns Through March 31, 1999
        $5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]


                                                         Lehman
                                                         Brothers
                                   Total                 Aggregate
                                   Return                Bond
 Month                             Fund                  Index
05/31/87                            5,000,000             5,000,000
06/30/87                            5,063,956             5,068,813
07/31/87                            5,051,390             5,064,918
08/31/87                            5,039,534             5,037,815
09/30/87                            4,913,547             4,930,538
10/31/87                            5,070,060             5,106,141
11/30/87                            5,107,024             5,147,040
12/31/87                            5,153,726             5,217,151
01/31/88                            5,364,621             5,400,545
02/29/88                            5,425,978             5,464,652
03/31/88                            5,377,483             5,413,367
04/30/88                            5,349,895             5,384,153
05/31/88                            5,323,746             5,347,962
06/30/88                            5,451,097             5,476,986
07/31/88                            5,444,079             5,448,260
08/31/88                            5,470,463             5,462,542
09/30/88                            5,574,381             5,586,211
10/31/88                            5,662,479             5,691,379
11/30/88                            5,612,027             5,622,241
12/31/88                            5,637,131             5,628,571
01/31/89                            5,706,918             5,709,556
02/28/89                            5,670,892             5,668,171
03/31/89                            5,697,790             5,692,677
04/30/89                            5,825,551             5,811,802
05/31/89                            5,967,305             5,964,522
06/30/89                            6,168,244             6,146,131
07/31/89                            6,298,843             6,276,779
08/31/89                            6,190,418             6,183,783
09/30/89                            6,221,536             6,215,431
10/31/89                            6,371,017             6,368,476
11/30/89                            6,426,949             6,429,174
12/31/89                            6,440,083             6,446,378
01/31/90                            6,332,594             6,369,774
02/28/90                            6,349,652             6,390,386
03/31/90                            6,344,778             6,395,092
04/30/90                            6,255,058             6,336,504
05/31/90                            6,460,283             6,524,117
06/30/90                            6,569,705             6,628,798
07/31/90                            6,676,661             6,720,495
08/31/90                            6,571,662             6,630,745
09/30/90                            6,578,458             6,685,601
10/31/90                            6,669,789             6,770,482
11/30/90                            6,838,024             6,916,223
12/31/90                            6,958,354             7,023,987
01/31/91                            7,027,903             7,110,815
02/28/91                            7,126,178             7,171,514
03/31/91                            7,216,808             7,220,852
04/30/91                            7,335,070             7,299,078
05/31/91                            7,390,178             7,341,762
06/30/91                            7,401,768             7,338,029
07/31/91                            7,508,521             7,439,788
08/31/91                            7,712,232             7,600,786
09/30/91                            7,894,694             7,754,804
10/31/91                            7,975,769             7,841,145
11/30/91                            8,045,044             7,913,042
12/31/91                            8,319,147             8,148,046
01/31/92                            8,251,437             8,037,198
02/29/92                            8,323,957             8,089,457
03/31/92                            8,292,135             8,043,852
04/30/92                            8,335,850             8,101,954
05/31/92                            8,508,487             8,254,836
06/30/92                            8,616,472             8,368,443
07/31/92                            8,827,524             8,539,178
08/31/92                            8,902,987             8,625,682
09/30/92                            9,043,980             8,727,928
10/31/92                            8,965,037             8,612,211
11/30/92                            8,972,362             8,614,159
12/31/92                            9,129,278             8,751,136
01/31/93                            9,297,750             8,918,950
02/28/93                            9,504,901             9,075,078
03/31/93                            9,560,206             9,112,893
04/30/93                            9,643,848             9,176,350
05/31/93                            9,666,306             9,188,036
06/30/93                            9,876,645             9,354,551
07/31/93                            9,937,133             9,407,459
08/31/93                           10,163,538             9,572,351
09/30/93                           10,204,890             9,598,643
10/31/93                           10,277,472             9,634,511
11/30/93                           10,187,745             9,552,551
12/31/93                           10,271,501             9,604,324
01/31/94                           10,396,445             9,733,998
02/28/94                           10,210,928             9,564,886
03/31/94                            9,995,399             9,329,070
04/30/94                            9,896,929             9,254,577
05/31/94                            9,850,224             9,253,278
06/30/94                            9,814,015             9,232,829
07/31/94                           10,015,509             9,416,223
08/31/94                           10,044,623             9,427,908
09/30/94                            9,917,753             9,289,146
10/31/94                            9,906,083             9,280,869
11/30/94                            9,907,443             9,260,257
12/31/94                            9,904,417             9,324,202
01/31/95                           10,082,267             9,508,731
02/28/95                           10,319,048             9,734,809
03/31/95                           10,417,456             9,794,534
04/30/95                           10,600,658             9,931,349
05/31/95                           10,936,213            10,315,665
06/30/95                           10,929,713            10,391,294
07/31/95                           10,936,311            10,368,086
08/31/95                           11,105,123            10,493,216
09/30/95                           11,244,355            10,595,300
10/31/95                           11,415,091            10,733,089
11/30/95                           11,662,396            10,893,924
12/31/95                           11,863,138            11,046,806
01/31/96                           11,960,385            11,120,164
02/29/96                           11,668,778            10,926,870
03/31/96                           11,578,391            10,850,915
04/30/96                           11,530,294            10,789,892
05/31/96                           11,499,480            10,767,982
06/30/96                           11,683,873            10,912,588
07/31/96                           11,714,500            10,942,450
08/31/96                           11,704,501            10,924,111
09/30/96                           11,973,193            11,114,483
10/31/96                           12,284,300            11,360,686
11/30/96                           12,575,406            11,555,278
12/31/96                           12,419,446            11,447,838
01/31/97                           12,465,678            11,482,894
02/28/97                           12,494,013            11,511,458
03/31/97                           12,342,925            11,383,894
04/30/97                           12,565,728            11,554,304
05/31/97                           12,694,757            11,663,529
06/30/97                           12,843,894            11,801,967
07/31/97                           13,203,071            12,120,229
08/31/97                           13,089,168            12,016,846
09/30/97                           13,301,627            12,194,073
10/31/97                           13,461,510            12,370,975
11/30/97                           13,523,400            12,427,941
12/31/97                           13,681,812            12,553,071
01/31/98                           13,893,968            12,714,230
02/28/98                           13,855,371            12,704,087
03/31/98                           13,902,211            12,748,312
04/30/98                           13,957,191            12,814,853
05/31/98                           14,119,833            12,936,413
06/30/98                           14,257,594            13,046,124
07/31/98                           14,305,551            13,073,877
08/31/98                           14,533,176            13,286,646
09/30/98                           14,969,015            13,597,767
10/31/98                           14,869,808            13,525,870
11/30/98                           14,925,950            13,602,636
12/31/98                           15,018,914            13,643,534
01/31/99                           15,109,171            13,740,911
02/28/99                           14,831,091            13,501,039
03/31/99                           14,958,503            13,575,857

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/1/1987, the first full month following the Fund's Institutional Class inception on 5/11/1987, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/7/1994. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
 .  The Total Return Fund's Institutional Class shares outperformed the benchmark
   Lehman Brothers Aggregate Bond Index for the 12-month period ended March 31, 1999, returning 7.60% versus 6.49% for the benchmark.

 . The Fund's duration was held longer than the benchmark, which added to returns as Treasury yields fell in response to low inflation and a flight to safe assets amid extreme financial market volatility in the latter part of 1998.

 . The Fund's concentration in intermediate maturities for much of the period was a positive as the Fund was appropriately positioned to benefit from a steeper yield curve.

 . The Fund's overweight of the mortgage sector was modestly positive for returns during the period. Falling interest rates detracted from the sector's overall performance, leading investors to anticipate higher prepayments. However, the Fund's concentration on lower-coupon, less prepayment-sensitive mortgages helped mitigate this impact.

 . The Fund's underweight of the corporate sector benefited returns as corporate yield premiums widened in response to more unstable financial markets in late 1998.

 . Limited positions in dollar-denominated emerging market and non-investment grade bonds detracted from performance as yield premiums relative to Treasuries widened.

 . The Fund's modest holdings of hedged non-U.S. dollar bonds was positive as these markets generally benefited from falling interest rates and central bank easing to stimulate struggling economies.



                                                           1999 Annual Report  7

PIMCO Total Return Fund II


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily intermediate-term investment grade bonds with quality and foreign issuer restrictions.

Duration:
4.74 years

Total Net Assets:
$1,041 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                 Mortgage-Backed Securities              48.9%
                 Corporate Bonds and Notes               35.8%
                 Asset-Backed Securities                  7.2%
                 U.S. Treasury Obligations                4.6%
                 Other                                    3.5%


Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA             63.3%
                              AA             10.6%
                               A             22.3%
                             BBB              3.8%



*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                                                          Lipper Intermediate
                  Inst'l Class            Admin. Class            Lehman Brothers         Investment Grade
                  (Incep. 12/30/1991)     (Incep. 11/30/1994)     Aggregate Bond Index    Debt Fund Average
-----------------------------------------------------------------------------------------------------------------
1 Year                    7.46%                 7.19%                   6.49%                   5.15%
3 Years*                  8.50%                 8.23%                   7.75%                   6.84%
5 Years*                  8.27%                   --                    7.79%                   6.86%
Since Inception*          8.11%                 9.41%                     --                      --

* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                                 Lehman
                                                 Brothers
                        Total                    Aggregate
                        Return                   Bond
  Month                 Fund II                  Index
12/31/91               5,000,000                5,000,000
01/31/92               4,929,716                4,931,979
02/29/92               4,951,937                4,964,047
03/31/92               4,937,873                4,936,062
04/30/92               4,963,257                4,971,716
05/31/92               5,075,312                5,065,531
06/30/92               5,149,979                5,135,245
07/31/92               5,309,040                5,240,016
08/31/92               5,355,136                5,293,098
09/30/92               5,437,041                5,355,841
10/31/92               5,367,337                5,284,832
11/30/92               5,383,727                5,286,027
12/31/92               5,471,600                5,370,083
01/31/93               5,579,371                5,473,060
02/28/93               5,705,377                5,568,868
03/31/93               5,719,997                5,592,073
04/30/93               5,793,075                5,631,013
05/31/93               5,790,801                5,638,183
06/30/93               5,920,354                5,740,365
07/31/93               5,952,711                5,772,831
08/31/93               6,070,915                5,874,017
09/30/93               6,093,002                5,890,150
10/31/93               6,109,820                5,912,160
11/30/93               6,049,436                5,861,866
12/31/93               6,067,802                5,893,636
01/31/94               6,149,761                5,973,210
02/28/94               6,050,676                5,869,435
03/31/94               5,910,178                5,724,729
04/30/94               5,870,870                5,679,016
05/31/94               5,858,460                5,678,219
06/30/94               5,845,104                5,665,671
07/31/94               5,977,463                5,778,209
08/31/94               5,984,657                5,785,380
09/30/94               5,896,835                5,700,229
10/31/94               5,889,838                5,695,150
11/30/94               5,888,896                5,682,502
12/31/94               5,933,421                5,721,741
01/31/95               6,043,232                5,834,977
02/28/95               6,182,752                5,973,708
03/31/95               6,223,522                6,010,358
04/30/95               6,299,808                6,094,313
05/31/95               6,523,923                6,330,146
06/30/95               6,551,569                6,376,556
07/31/95               6,507,691                6,362,315
08/31/95               6,628,805                6,439,100
09/30/95               6,717,353                6,501,743
10/31/95               6,829,613                6,586,296
11/30/95               6,952,671                6,684,992
12/31/95               7,059,284                6,778,807
01/31/96               7,096,875                6,823,822
02/29/96               6,956,380                6,705,209
03/31/96               6,882,877                6,658,600
04/30/96               6,829,282                6,621,153
05/31/96               6,805,776                6,607,708
06/30/96               6,917,299                6,696,445
07/31/96               6,933,266                6,714,769
08/31/96               6,916,233                6,703,516
09/30/96               7,079,837                6,820,337
10/31/96               7,268,469                6,971,417
11/30/96               7,416,019                7,090,828
12/31/96               7,331,446                7,024,898
01/31/97               7,372,632                7,046,410
02/28/97               7,387,727                7,063,938
03/31/97               7,305,831                6,985,659
04/30/97               7,418,069                7,090,230
05/31/97               7,488,383                7,157,255
06/30/97               7,571,276                7,242,207
07/31/97               7,808,619                7,437,506
08/31/97               7,730,081                7,374,066
09/30/97               7,837,156                7,482,820
10/31/97               7,950,092                7,591,375
11/30/97               7,972,129                7,626,332
12/31/97               8,063,867                7,703,117
01/31/98               8,181,882                7,802,012
02/28/98               8,157,419                7,795,787
03/31/98               8,181,806                7,822,926
04/30/98               8,222,040                7,863,759
05/31/98               8,310,019                7,938,353
06/30/98               8,398,686                8,005,677
07/31/98               8,417,371                8,022,707
08/31/98               8,634,608                8,153,272
09/30/98               8,863,669                8,344,189
10/31/98               8,784,161                8,300,070
11/30/98               8,790,237                8,347,177
12/31/98               8,840,354                8,372,274
01/31/99               8,895,775                8,432,029
02/28/99               8,717,208                8,284,832
03/31/99               8,791,829                8,330,744

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/1992, the first full month following the Fund's Institutional Class inception on 12/30/1991, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/1994.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Total Return Fund II delivered strong performance for the fiscal year ended March 31, 1999, with the Fund's Institutional Class shares returning 7.46% compared to 6.49% for the Lehman Brothers Aggregate Bond Index.

 . The Fund's above-benchmark duration added to returns as Treasury yields fell in response to low inflation and a flight to safe assets amid extreme financial market volatility in the latter part of 1998.

 . The Fund's focus on intermediate maturity issues for much of the period enhanced returns as the Fund was appropriately positioned to benefit from a steeper yield curve.

 . The Fund's overweight of the mortgage sector was modestly positive for returns. Lower interest rates detracted from the sector's overall performance, leading investors to anticipate higher prepayments. However, the Fund's concentration on lower-coupon, less prepayment-sensitive mortgages helped lessen this impact.

 . The Fund's underweight of the corporate sector benefited returns as yield premiums relative to Treasuries widened in response to more unstable financial markets in late 1998.




8  PIMCO Funds

PIMCO Total Return Fund III


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily intermediate-term investment grade bonds with prohibitions on firms engaged in socially sensitive practices.

Duration:
4.56 years

Total Net Assets:
$490 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                 Mortgage-Backed Securities              52.5%
                 Corporate Bonds and Notes               28.6%
                 Short-Term Instruments                   4.7%
                 U.S. Treasury Obligations                4.7%
                 Other                                    9.5%


Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA             65.9%
                              AA              4.4%
                               A             12.9%
                             BBB              8.1%
                              BB              8.6%
                               B              0.1%




*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                                                        Lipper Intermediate
                Inst'l Class            Admin. Class            Lehman Brothers         Investment Grade
                (Incep. 5/1/1991)       (Incep. 4/11/1997)      Aggregate Bond Index    Debt Fund Average
--------------------------------------------------------------------------------------------------------------
1 Year                 8.20%                  7.93%                  6.49%                   5.15%
3 Years*               9.16%                    --                   7.75%                   6.84%
5 Years*               8.48%                    --                   7.79%                   6.86%
Since Inception*       9.43%                 10.33%                    --                      --

* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                                 Lehman
                            Total                Brothers
 Month                      Return               Aggregate
                            Fund III             Bond
                                                 Index
04/30/91                    5,000,000            5,000,000
05/31/91                    5,024,573            5,029,239
06/30/91                    5,011,360            5,026,682
07/31/91                    5,091,347            5,096,389
08/31/91                    5,231,902            5,206,675
09/30/91                    5,362,299            5,312,180
10/31/91                    5,419,024            5,371,326
11/30/91                    5,475,902            5,420,576
12/31/91                    5,687,512            5,581,558
01/31/92                    5,605,239            5,505,625
02/29/92                    5,649,578            5,541,424
03/31/92                    5,621,306            5,510,184
04/30/92                    5,643,874            5,549,984
05/31/92                    5,752,958            5,654,712
06/30/92                    5,844,833            5,732,534
07/31/92                    6,028,857            5,849,491
08/31/92                    6,069,916            5,908,747
09/30/92                    6,112,922            5,978,788
10/31/92                    6,061,053            5,899,520
11/30/92                    6,110,005            5,900,854
12/31/92                    6,200,947            5,994,686
01/31/93                    6,262,534            6,109,641
02/28/93                    6,404,215            6,216,592
03/31/93                    6,434,449            6,242,496
04/30/93                    6,497,518            6,285,965
05/31/93                    6,501,189            6,293,970
06/30/93                    6,644,496            6,408,036
07/31/93                    6,697,102            6,444,279
08/31/93                    6,880,114            6,557,233
09/30/93                    6,894,099            6,575,243
10/31/93                    6,957,037            6,599,813
11/30/93                    6,917,372            6,543,670
12/31/93                    6,984,685            6,579,135
01/31/94                    7,060,374            6,667,964
02/28/94                    6,937,795            6,552,119
03/31/94                    6,797,242            6,390,581
04/30/94                    6,731,751            6,339,552
05/31/94                    6,676,376            6,338,662
06/30/94                    6,681,328            6,324,654
07/31/94                    6,815,349            6,450,282
08/31/94                    6,830,651            6,458,287
09/30/94                    6,760,588            6,363,232
10/31/94                    6,777,181            6,357,562
11/30/94                    6,726,341            6,343,443
12/31/94                    6,745,188            6,387,246
01/31/95                    6,870,185            6,513,652
02/28/95                    7,076,265            6,668,520
03/31/95                    7,131,606            6,709,432
04/30/95                    7,251,354            6,803,153
05/31/95                    7,479,227            7,066,416
06/30/95                    7,468,982            7,118,224
07/31/95                    7,469,280            7,102,326
08/31/95                    7,577,254            7,188,042
09/30/95                    7,661,664            7,257,971
10/31/95                    7,778,032            7,352,359
11/30/95                    7,920,241            7,462,534
12/31/95                    8,042,735            7,567,261
01/31/96                    8,110,490            7,617,512
02/29/96                    7,917,045            7,485,103
03/31/96                    7,848,991            7,433,072
04/30/96                    7,813,232            7,391,271
05/31/96                    7,795,663            7,376,262
06/30/96                    7,938,312            7,475,319
07/31/96                    7,953,817            7,495,775
08/31/96                    7,937,131            7,483,213
09/30/96                    8,134,267            7,613,621
10/31/96                    8,353,533            7,782,274
11/30/96                    8,530,260            7,915,573
12/31/96                    8,415,107            7,841,975
01/31/97                    8,452,273            7,865,989
02/28/97                    8,465,767            7,885,556
03/31/97                    8,379,284            7,798,172
04/30/97                    8,523,528            7,914,906
05/31/97                    8,625,020            7,989,727
06/30/97                    8,714,471            8,084,560
07/31/97                    8,945,988            8,302,575
08/31/97                    8,888,809            8,231,756
09/30/97                    9,006,608            8,353,160
10/31/97                    9,140,798            8,474,341
11/30/97                    9,172,684            8,513,363
12/31/97                    9,274,215            8,599,079
01/31/98                    9,418,706            8,709,477
02/28/98                    9,404,616            8,702,528
03/31/98                    9,436,938            8,732,823
04/30/98                    9,472,905            8,778,405
05/31/98                    9,559,386            8,861,676
06/30/98                    9,655,888            8,936,830
07/31/98                    9,697,309            8,955,841
08/31/98                    9,843,713            9,101,592
09/30/98                   10,148,628            9,314,715
10/31/98                   10,097,948            9,265,464
11/30/98                   10,154,614            9,318,050
12/31/98                   10,237,306            9,346,067
01/31/99                   10,291,019            9,412,772
02/28/99                   10,083,482            9,248,455
03/31/99                   10,210,751            9,299,706

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/1/1991, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/11/1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHT
--------------------------------------------------------------------------------

 . The Total Return Fund III Institutional Class shares strongly outperformed the Lehman Brothers Aggregate Bond Index for the fiscal year ended March 31, 1999, returning 8.20% versus 6.49% for the benchmark.

 . The Fund's duration was longer than the benchmark, which benefited returns as Treasury yields fell in response to low inflation and a flight to safe assets amid extreme financial market volatility in the latter part of 1998.

 . The Fund's concentration in intermediate maturities for much of the period was a positive as the Fund was appropriately positioned to benefit from a steeper yield curve.

 . The Fund's overweight of the mortgage sector was modestly positive. Falling interest rates detracted from the mortgage sector's overall performance, leading investors to anticipate higher prepayments. However, the Fund's holdings of lower-coupon, less prepayment-sensitive mortgages helped soften this impact.

 . The Fund's underweight of the corporate sector benefited returns as corporate yield premiums widened in response to more unstable financial markets in late 1998.

 . Limited positions in dollar-denominated emerging market and non-investment grade bonds detracted from performance as yield premiums relative to Treasuries widened.





                                                           1999 Annual Report  9

PIMCO Moderate Duration Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily short- and intermediate-term investment grade bonds.

Duration:
3.99 years

Total Net Assets:
$317 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                       Mortgage-Backed Securities  51.5%
                       Corporate Bonds and Notes   23.4%
                       Short-Term Instruments       9.8%
                       Sovereign Issues             7.5%
                       U.S. Treasury Obligations    5.1%
                       Other                        2.7%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA  64.2%
                                  AA   10.6%
                                  A     8.7%
                                  BBB   8.0%
                                  BB    8.5%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                   Lehman Brothers           Lipper Short
              Inst'l Class         Intermediate Government/  Intermediate Grade
              (Incep. 12/31/1996)  Corporate Bond Index      Debt Fund Average
--------------------------------------------------------------------------------
1 Year                 6.70%                6.56%                  5.36%
Since Inception*       7.18%                  --                     --

* Annualized

                   Cumulative Returns Through March 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                               Lehman
                                               Brothers
                         Moderate              Intermed.
 Month                   Duration              Gov't/
                         Fund                  Corporate
                                               Bond
                                               Index
12/31/96                 5,000,000             5,000,000
01/31/97                 5,018,573             5,019,499
02/28/97                 5,025,671             5,029,037
03/31/97                 4,987,552             4,994,337
04/30/97                 5,045,822             5,053,270
05/31/97                 5,078,973             5,095,212
06/30/97                 5,141,280             5,141,578
07/31/97                 5,240,626             5,245,952
08/31/97                 5,220,094             5,219,722
09/30/97                 5,282,529             5,280,271
10/31/97                 5,331,654             5,338,882
11/30/97                 5,354,915             5,350,628
12/31/97                 5,398,734             5,393,432
01/31/98                 5,454,128             5,464,087
02/28/98                 5,448,868             5,459,715
03/31/98                 5,476,199             5,477,186
04/30/98                 5,507,779             5,504,572
05/31/98                 5,547,118             5,544,756
06/30/98                 5,574,030             5,580,242
07/31/98                 5,603,136             5,599,773
08/31/98                 5,657,953             5,687,689
09/30/98                 5,812,116             5,830,450
10/31/98                 5,807,792             5,824,620
11/30/98                 5,807,850             5,824,037
12/31/98                 5,837,909             5,847,334
01/31/99                 5,869,063             5,879,494
02/28/99                 5,778,416             5,793,065
03/31/99                 5,842,985             5,836,513

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1996, the Fund's Institutional Class inception date, compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  The Moderate Duration Fund returned 6.70%, outperforming the benchmark Lehman
   Brothers Intermediate Government/Corporate Bond Index of 6.56% for the fiscal year ended March 31, 1999.

 . Positives for the Fund included an above-benchmark duration that boosted returns significantly as interest rates declined with falling inflation and world financial market turmoil.

 . Concentrating on intermediate maturities contributed to the Fund's relative performance as these securities were well positioned to benefit from a steepening yield curve.

 . The Fund's substantial allocation to mortgage-backed bonds detracted from returns as prepayment concerns heightened with falling interest rates. The Adviser's focus on lower-coupon, less prepayment-sensitive mortgages, however, mitigated much of this impact.

 . Underweighting the corporate sector helped relative returns as yield premiums widened relative to Treasuries in response to volatile global financial markets.

 . The Fund's conservative allocation to currency-hedged, non-U.S. holdings in developed markets was positive due to declining interest rates in many of these markets.

 . Limited holdings of U.S. dollar-denominated emerging market and non-investment grade bonds experienced price declines in a turbulent global market environment.

10  PIMCO Funds

PIMCO Low Duration Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily shorter-term investment grade bonds.

Duration:
2.59 years

Total Net Assets:
$3,871 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                      Mortgage-Backed Securities   53.5%
                      Corporate Bonds and Notes    31.4%
                      U.S. Treasury Obligations     3.7%
                      Sovereign Issues              3.1%
                      Other                         8.3%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA   63.2%
                                  AA     7.3%
                                  A     11.7%
                                  BBB   10.0%
                                  BB     7.5%
                                  B      0.3%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                                                          Lipper Short
                  Inst'l Class            Admin. Class            Merrill Lynch 1-3       Investment Grade
                  (Incep. 5/11/1987)      (Incep. 12/31/1994)     Year Treasury Index     Debt Fund Average
-----------------------------------------------------------------------------------------------------------
1 Year                  6.35%                    6.09%                  6.08%                 5.13%
3 Years*                7.44%                    7.17%                  6.30%                 5.75%
5 Years*                6.99%                      --                   6.22%                 5.69%
10 Years*               8.25%                      --                   7.30%                 6.96%
Since Inception*        8.12%                    7.77%                    --                    --

* Annualized

                   Cumulative Returns Through March 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                        Merrill
                                        Lynch
                      Low               1-3 Year
 Month                Duration          Treasury
                      Fund              Index
05/31/87               5,000,000         5,000,000
06/30/87               5,046,628         5,054,486
07/31/87               5,065,090         5,079,247
08/31/87               5,064,335         5,083,277
09/30/87               5,052,060         5,063,694
10/31/87               5,133,989         5,175,497
11/30/87               5,191,951         5,206,753
12/31/87               5,222,390         5,239,924
01/31/88               5,308,798         5,323,917
02/29/88               5,347,411         5,367,579
03/31/88               5,380,986         5,378,053
04/30/88               5,403,325         5,385,796
05/31/88               5,415,511         5,378,103
06/30/88               5,466,198         5,433,788
07/31/88               5,495,264         5,437,868
08/31/88               5,517,425         5,449,457
09/30/88               5,568,286         5,512,752
10/31/88               5,619,832         5,567,754
11/30/88               5,626,975         5,552,801
12/31/88               5,652,043         5,565,872
01/31/89               5,699,277         5,609,584
02/28/89               5,708,130         5,609,468
03/31/89               5,730,286         5,635,162
04/30/89               5,798,151         5,721,387
05/31/89               5,917,401         5,806,895
06/30/89               6,046,639         5,915,301
07/31/89               6,135,363         6,002,808
08/31/89               6,107,180         5,965,890
09/30/89               6,137,963         6,001,276
10/31/89               6,219,093         6,091,880
11/30/89               6,275,483         6,149,263
12/31/89               6,307,554         6,173,858
01/31/90               6,303,536         6,178,987
02/28/90               6,346,767         6,207,779
03/31/90               6,381,164         6,228,694
04/30/90               6,377,250         6,240,900
05/31/90               6,484,898         6,336,383
06/30/90               6,554,775         6,403,041
07/31/90               6,626,735         6,482,955
08/31/90               6,639,802         6,502,338
09/30/90               6,676,368         6,555,691
10/31/90               6,724,978         6,627,712
11/30/90               6,805,177         6,692,922
12/31/90               6,878,682         6,774,101
01/31/91               6,942,193         6,836,151
02/28/91               6,997,644         6,876,758
03/31/91               7,057,271         6,923,107
04/30/91               7,143,402         6,988,670
05/31/91               7,199,368         7,030,881
06/30/91               7,245,425         7,059,426
07/31/91               7,325,646         7,120,914
08/31/91               7,430,571         7,218,612
09/30/91               7,527,775         7,296,718
10/31/91               7,593,269         7,375,086
11/30/91               7,675,305         7,451,712
12/31/91               7,804,629         7,565,276
01/31/92               7,811,724         7,553,701
02/29/92               7,850,357         7,579,762
03/31/92               7,854,905         7,577,109
04/30/92               7,910,379         7,646,439
05/31/92               7,990,995         7,716,175
06/30/92               8,065,552         7,794,942
07/31/92               8,172,756         7,882,416
08/31/92               8,227,543         7,951,624
09/30/92               8,309,644         8,027,323
10/31/92               8,312,516         7,979,320
11/30/92               8,317,418         7,966,313
12/31/92               8,404,634         8,041,993
01/31/93               8,484,134         8,125,469
02/28/93               8,584,735         8,194,941
03/31/93               8,633,491         8,219,527
04/30/93               8,674,838         8,270,487
05/31/93               8,685,036         8,247,329
06/30/93               8,771,815         8,308,113
07/31/93               8,802,074         8,327,387
08/31/93               8,888,391         8,400,002
09/30/93               8,922,962         8,427,302
10/31/93               8,984,843         8,443,819
11/30/93               8,993,553         8,445,931
12/31/93               9,056,846         8,477,097
01/31/94               9,106,228         8,531,519
02/28/94               9,066,980         8,477,003
03/31/94               9,027,600         8,434,789
04/30/94               8,998,069         8,404,930
05/31/94               8,988,338         8,416,864
06/30/94               9,007,246         8,441,778
07/31/94               9,091,298         8,514,377
08/31/94               9,129,999         8,544,348
09/30/94               9,116,482         8,524,952
10/31/94               9,115,926         8,544,133
11/30/94               9,118,176         8,506,026
12/31/94               9,113,801         8,525,250
01/31/95               9,198,589         8,643,921
02/28/95               9,314,539         8,762,689
03/31/95               9,352,866         8,811,585
04/30/95               9,470,326         8,890,096
05/31/95               9,642,739         9,045,405
06/30/95               9,692,391         9,094,070
07/31/95               9,696,402         9,131,718
08/31/95               9,802,372         9,186,053
09/30/95               9,890,345         9,230,697
10/31/95               9,964,908         9,308,604
11/30/95              10,081,178         9,390,892
12/31/95              10,201,089         9,463,014
01/31/96              10,276,453         9,543,450
02/29/96              10,210,333         9,503,081
03/31/96              10,206,317         9,494,623
04/30/96              10,210,668         9,502,599
05/31/96              10,220,903         9,522,079
06/30/96              10,324,796         9,590,448
07/31/96              10,360,157         9,628,235
08/31/96              10,411,622         9,661,259
09/30/96              10,559,003         9,748,888
10/31/96              10,711,509         9,858,660
11/30/96              10,856,335         9,934,177
12/31/96              10,827,172         9,934,177
01/31/97              10,917,928         9,980,768
02/28/97              10,962,362        10,003,723
03/31/97              10,918,161         9,999,822
04/30/97              11,051,403        10,081,520
05/31/97              11,144,606        10,150,277
06/30/97              11,232,679        10,220,213
07/31/97              11,414,133        10,332,533
08/31/97              11,408,378        10,342,038
09/30/97              11,508,994        10,420,534
10/31/97              11,594,791        10,497,958
11/30/97              11,628,837        10,523,470
12/31/97              11,718,950        10,595,345
01/31/98              11,808,398        10,698,225
02/28/98              11,849,111        10,707,426
03/31/98              11,900,389        10,751,006
04/30/98              11,965,788        10,801,320
05/31/98              12,042,787        10,858,892
06/30/98              12,072,222        10,915,357
07/31/98              12,130,281        10,966,441
08/31/98              12,177,935        11,104,289
09/30/98              12,426,371        11,251,422
10/31/98              12,407,993        11,306,666
11/30/98              12,480,576        11,296,829
12/31/98              12,558,314        11,336,708
01/31/99              12,614,507        11,381,600
02/28/99              12,548,547        11,326,059
03/31/99              12,656,332        11,404,775

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/1/1987, the first full month following the Fund's Institutional Class inception on 5/11/1987, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 12/31/1994. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Low Duration Fund's Institutional Class shares returned 6.35% for the year ended March 31, 1999, outperforming the 6.08% return of the benchmark Merrill Lynch 1-3 Year Treasury Index.

 . The Fund maintained an above-index duration throughout the period, which increased returns as interest rates declined by approximately 0.50% to 0.70% on short- to intermediate-maturity instruments.

 . Concentrating on maturities longer than the benchmark hindered relative performance as these yields declined less.

 . The Fund's substantial allocation to mortgage-backed bonds had limited impact on returns. Falling interest rates led to concern over increased prepayments, depressing prices. Despite this environment, the Fund`s holdings of lower-coupon, less prepayment-sensitive mortgages faired better than the sector as a whole.

 . Corporate sector holdings helped returns relative to the all-Treasury benchmark as yield premiums narrowed due to reduced market uncertainty and sustained corporate profits

 . The Fund's limited allocation to currency-hedged, non-U.S. holdings in developed markets was modestly positive because of higher relative yields and price gains from interest rate cuts.

 . Limited holdings of U.S. dollar-denominated emerging market and non-investment grade bonds experienced price declines in a turbulent global market environment.


                                                          1999 Annual Report  11

PIMCO Low Duration Fund II

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily shorter-term investment grade bonds with quality and foreign issuer restrictions.

Duration:
2.39 years

Total Net Assets:
$437 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                       Mortgage-Backed Securities  67.9%
                       Corporate Bonds and Notes   28.0%
                       Other                        4.1%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                 AAA     71.8%
                                  AA      7.0%
                                   A     21.2%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999


                                                                                       Lipper Short
               Inst'l Class            Admin. Class            Merrill Lynch 1-3       Investment Grade
               (Incep. 11/1/1991)      (Incep. 2/2/1998)       Year Treasury Index     Debt Fund Average
--------------------------------------------------------------------------------------------------------
1 Year                5.89%                   5.63%                  6.08%                  5.13%
3 Years*              6.83%                     --                   6.30%                  5.75%
5 Years*              6.52%                     --                   6.22%                  5.69%
Since Inception       6.45%*                  5.38%                    --                     --

* Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                                 Merrill
                                                 Lynch
                         Low                     1-3 Year
 Month                   Duration                Treasury
                         Fund II                 Index
10/31/91                 5,000,000               5,000,000
11/30/91                 5,070,496               5,051,950
12/31/91                 5,150,788               5,128,941
01/31/92                 5,126,506               5,121,094
02/29/92                 5,159,358               5,138,762
03/31/92                 5,157,326               5,136,964
04/30/92                 5,197,109               5,183,966
05/31/92                 5,240,589               5,231,244
06/30/92                 5,302,476               5,284,645
07/31/92                 5,355,736               5,343,949
08/31/92                 5,377,728               5,390,869
09/30/92                 5,426,036               5,442,189
10/31/92                 5,423,401               5,409,645
11/30/92                 5,417,545               5,400,827
12/31/92                 5,471,783               5,452,135
01/31/93                 5,544,427               5,508,728
02/28/93                 5,600,313               5,555,828
03/31/93                 5,619,040               5,572,496
04/30/93                 5,660,962               5,607,045
05/31/93                 5,649,149               5,591,344
06/30/93                 5,710,514               5,632,553
07/31/93                 5,724,808               5,645,621
08/31/93                 5,775,444               5,694,851
09/30/93                 5,794,689               5,713,359
10/31/93                 5,802,333               5,724,557
11/30/93                 5,799,743               5,725,988
12/31/93                 5,831,720               5,747,117
01/31/94                 5,872,093               5,784,014
02/28/94                 5,850,184               5,747,054
03/31/94                 5,796,320               5,718,434
04/30/94                 5,779,212               5,698,191
05/31/94                 5,767,710               5,706,282
06/30/94                 5,772,326               5,723,172
07/31/94                 5,831,607               5,772,392
08/31/94                 5,826,033               5,792,711
09/30/94                 5,810,813               5,779,561
10/31/94                 5,821,529               5,792,565
11/30/94                 5,828,521               5,766,731
12/31/94                 5,850,354               5,779,763
01/31/95                 5,935,515               5,860,217
02/28/95                 6,029,620               5,940,737
03/31/95                 6,074,370               5,973,886
04/30/95                 6,107,608               6,027,114
05/31/95                 6,211,631               6,132,407
06/30/95                 6,235,805               6,165,399
07/31/95                 6,243,368               6,190,923
08/31/95                 6,297,641               6,227,760
09/30/95                 6,346,020               6,258,027
10/31/95                 6,405,255               6,310,844
11/30/95                 6,478,110               6,366,632
12/31/95                 6,539,804               6,415,528
01/31/96                 6,580,351               6,470,061
02/29/96                 6,535,860               6,442,692
03/31/96                 6,518,000               6,436,958
04/30/96                 6,505,764               6,442,365
05/31/96                 6,502,485               6,455,572
06/30/96                 6,575,782               6,501,923
07/31/96                 6,606,321               6,527,541
08/31/96                 6,630,457               6,549,930
09/30/96                 6,719,145               6,609,338
10/31/96                 6,816,464               6,683,760
11/30/96                 6,887,004               6,734,957
12/31/96                 6,881,011               6,734,957
01/31/97                 6,918,655               6,766,544
02/28/97                 6,946,342               6,782,107
03/31/97                 6,930,530               6,779,461
04/30/97                 6,993,758               6,834,850
05/31/97                 7,044,400               6,881,464
06/30/97                 7,099,424               6,928,877
07/31/97                 7,200,340               7,005,026
08/31/97                 7,201,737               7,011,470
09/30/97                 7,257,640               7,064,687
10/31/97                 7,324,878               7,117,177
11/30/97                 7,343,098               7,134,473
12/31/97                 7,405,208               7,183,201
01/31/98                 7,464,768               7,252,950
02/28/98                 7,477,590               7,259,187
03/31/98                 7,505,393               7,288,733
04/30/98                 7,541,498               7,322,844
05/31/98                 7,593,666               7,361,875
06/30/98                 7,623,903               7,400,156
07/31/98                 7,657,543               7,434,789
08/31/98                 7,746,767               7,528,244
09/30/98                 7,854,078               7,627,994
10/31/98                 7,838,078               7,665,447
11/30/98                 7,857,712               7,658,778
12/31/98                 7,893,710               7,685,814
01/31/99                 7,943,452               7,716,249
02/28/99                 7,885,625               7,678,594
03/31/99                 7,947,390               7,731,961

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 11/1/1991, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 2/2/1998.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Low Duration Fund II Institutional Class shares returned 5.89%, modestly underperforming the benchmark Merrill Lynch 1-3 Year Treasury Index return of 6.08% for the year ended March 31, 1999.

 . The Fund maintained an above-index duration throughout the period, which increased returns as interest rates declined by approximately 0.50% to 0.70% on short- to intermediate-maturity instruments.

 . Concentrating on securities with maturities longer than the benchmark hindered relative performance as these yields declined less.

 . The Fund's substantial allocation to mortgage-backed bonds had limited impact on returns. Falling interest rates led to concern over increased prepayments, depressing prices. Despite this environment, the Fund`s holdings of lower-coupon, less prepayment-sensitive mortgages faired better than the sector as a whole.

 . Corporate sector holdings helped returns relative to the all-Treasury benchmark as yield premiums narrowed due to reduced market uncertainty and sustained corporate profits.


12  PIMCO Funds

PIMCO Low Duration Fund III

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily shorter-term investment grade bonds with prohibitions on firms engaged in socially sensitive practices.

Duration:
1.83 years

Total Net Assets:
$27 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                       Mortgage-Backed Securities  62.5%
                       Corporate Bonds and Notes   24.3%
                       Short-Term Instruments       4.9%
                       Other                        8.3%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA  71.6%
                                  AA    5.6%
                                  A     8.6%
                                  BBB   6.4%
                                  BB    7.8%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance For the Period Ended March 31, 1999

                                                                                          Lipper Short
                  Inst'l Class            Admin. Class            Merrill Lynch 1-3       Investment Grade
                  (Incep. 12/31/1996)     (Incep. 3/19/1999)      Year Treasury Index     Debt Fund Average
-----------------------------------------------------------------------------------------------------------
1 Year                  6.10%                      --                    6.08%                  5.13%
Since Inception*        6.49%                    0.15%                     --                     --

* Annualized

                   Cumulative Returns Through March 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                          Merrill
                                          Lynch
                      Low                 1-3 Year
                      Duration            Treasury
 Month                Fund III            Index
12/31/96             5,000,000           5,000,000
01/31/97             5,019,544           5,023,450
02/28/97             5,044,724           5,035,003
03/31/97             5,028,885           5,033,040
04/30/97             5,074,774           5,074,160
05/31/97             5,116,879           5,108,766
06/30/97             5,156,800           5,143,965
07/31/97             5,193,007           5,200,497
08/31/97             5,219,920           5,205,281
09/30/97             5,260,771           5,244,790
10/31/97             5,310,323           5,283,758
11/30/97             5,313,692           5,296,598
12/31/97             5,355,776           5,332,774
01/31/98             5,393,985           5,384,555
02/28/98             5,402,862           5,389,186
03/31/98             5,427,616           5,411,120
04/30/98             5,458,772           5,436,444
05/31/98             5,490,624           5,465,421
06/30/98             5,503,181           5,493,840
07/31/98             5,527,294           5,519,552
08/31/98             5,543,567           5,588,932
09/30/98             5,649,590           5,662,986
10/31/98             5,656,322           5,690,791
11/30/98             5,694,733           5,685,840
12/31/98             5,712,097           5,705,912
01/31/99             5,732,230           5,728,507
02/28/99             5,719,966           5,700,552
03/31/99             5,758,729           5,740,171

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1996, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/19/1999. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  For the year ended March 31, 1999, the Low Duration Fund's Institutional
   Class shares returned 6.10%, slightly outperforming the benchmark Merrill Lynch 1-3 Year Treasury Index return of 6.08%.

 . The Fund maintained an above-index duration throughout the period, which increased returns as interest rates declined by approximately 0.50% to 0.70% on short- to intermediate-maturity instruments.

 . Concentrating on maturities longer than the benchmark hindered relative performance as these yields declined less.

 . The Fund's substantial allocation to mortgage-backed bonds had limited impact on returns. Falling interest rates led to concern over increased prepayments, depressing prices. Despite this environment, the Fund's holdings of lower-coupon, less prepayment-sensitive mortgages faired better than the sector as a whole.

 . Corporate sector holdings helped returns relative to the all-Treasury benchmark as yield premiums narrowed due to reduced market uncertainty and sustained corporate profits.

 . The Fund's limited allocation to currency-hedged, non-U.S. holdings in developed markets was modestly positive because of higher relative yields and price gains from interest rate cuts.

 . Limited holdings of U.S. dollar-denominated emerging market and non-investment grade bonds experienced price declines in a turbulent global market environment.


                                                          1999 Annual Report  13

PIMCO Short-Term Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity.

Portfolio:
Primarily short-term investment grade bonds.

Duration:
0.54 years

Total Net Assets:
$602 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                      Mortgage-Backed Securities   46.1%
                      Corporate Bonds and Notes    27.0%
                      Short-Term Instruments       12.5%
                      Asset-Backed Securities       4.9%
                      Other                         9.5%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                 AAA    64.3%
                                 AA      4.4%
                                 A      18.4%
                                 BBB     5.1%
                                 BB      7.8%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                                              Lipper Ultra-
              Inst'l Class            Admin. Class            Lipper Money    Short Obligation
              (Incep. 10/7/1987)      (Incep. 2/1/1996)       Market Index    Fund Average
----------------------------------------------------------------------------------------------
1 Year                5.63%               5.39%               4.92%               5.22%
3 Years*              6.60%               6.35%               5.03%               5.60%
5 Years*              6.54%                 --                4.99%               5.46%
10 Years*             6.32%                 --                5.22%               5.86%
Since Inception*      6.52%               6.15%                 --                  --

* Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                             Lipper
                        Short-               Money
                        Term                 Market
 Month                  Fund                 Index
10/31/87              5,000,000            5,000,000
11/30/87              5,029,461            5,028,003
12/31/87              5,060,119            5,057,166
01/31/88              5,094,787            5,085,483
02/29/88              5,116,116            5,111,420
03/31/88              5,144,560            5,138,509
04/30/88              5,173,186            5,163,690
05/31/88              5,202,593            5,191,059
06/30/88              5,232,291            5,219,609
07/31/88              5,259,411            5,249,882
08/31/88              5,293,423            5,282,958
09/30/88              5,328,409            5,316,238
10/31/88              5,375,276            5,350,261
11/30/88              5,411,635            5,383,970
12/31/88              5,443,779            5,421,120
01/31/89              5,483,420            5,460,149
02/28/89              5,522,499            5,496,732
03/31/89              5,571,029            5,539,060
04/30/89              5,613,569            5,580,602
05/31/89              5,665,094            5,625,247
06/30/89              5,708,266            5,667,437
07/31/89              5,756,794            5,709,374
08/31/89              5,788,039            5,749,912
09/30/89              5,828,328            5,789,009
10/31/89              5,883,335            5,829,532
11/30/89              5,922,983            5,868,010
12/31/89              5,957,698            5,907,325
01/31/90              5,987,232            5,947,492
02/28/90              6,024,238            5,983,180
03/31/90              6,064,842            6,022,072
04/30/90              6,090,417            6,061,216
05/31/90              6,148,665            6,101,825
06/30/90              6,189,318            6,140,264
07/31/90              6,232,885            6,180,788
08/31/90              6,267,095            6,220,965
09/30/90              6,309,632            6,258,290
10/31/90              6,358,334            6,298,971
11/30/90              6,409,912            6,338,025
12/31/90              6,462,141            6,377,954
01/31/91              6,509,418            6,416,859
02/28/91              6,545,494            6,449,583
03/31/91              6,576,473            6,483,125
04/30/91              6,618,103            6,515,539
05/31/91              6,656,338            6,547,464
06/30/91              6,682,104            6,576,275
07/31/91              6,722,727            6,607,838
08/31/91              6,766,617            6,638,234
09/30/91              6,804,471            6,666,779
10/31/91              6,844,965            6,696,114
11/30/91              6,862,973            6,722,899
12/31/91              6,892,228            6,750,464
01/31/92              6,919,339            6,775,439
02/29/92              6,934,403            6,796,441
03/31/92              6,948,634            6,818,190
04/30/92              6,979,006            6,839,326
05/31/92              7,001,946            6,859,847
06/30/92              7,031,099            6,879,740
07/31/92              7,061,296            6,899,690
08/31/92              7,080,606            6,917,632
09/30/92              7,100,505            6,934,232
10/31/92              7,109,622            6,950,875
11/30/92              7,119,728            6,966,860
12/31/92              7,142,089            6,984,279
01/31/93              7,167,580            7,001,040
02/28/93              7,187,715            7,015,741
03/31/93              7,222,352            7,031,879
04/30/93              7,248,666            7,047,351
05/31/93              7,279,042            7,062,147
06/30/93              7,309,491            7,077,686
07/31/93              7,337,521            7,093,258
08/31/93              7,358,333            7,109,572
09/30/93              7,378,551            7,125,210
10/31/93              7,406,168            7,140,887
11/30/93              7,435,531            7,156,597
12/31/93              7,472,268            7,173,058
01/31/94              7,487,037            7,189,554
02/28/94              7,497,133            7,204,654
03/31/94              7,486,772            7,221,944
04/30/94              7,500,714            7,240,000
05/31/94              7,507,684            7,260,269
06/30/94              7,544,131            7,281,328
07/31/94              7,581,551            7,303,901
08/31/94              7,613,244            7,328,734
09/30/94              7,623,522            7,353,648
10/31/94              7,645,459            7,380,856
11/30/94              7,653,660            7,408,906
12/31/94              7,688,576            7,440,763
01/31/95              7,728,764            7,474,248
02/28/95              7,801,580            7,505,640
03/31/95              7,820,739            7,540,914
04/30/95              7,906,502            7,574,851
05/31/95              7,988,187            7,611,211
06/30/95              8,016,388            7,646,219
07/31/95              8,066,833            7,681,394
08/31/95              8,106,191            7,715,959
09/30/95              8,183,875            7,749,906
10/31/95              8,244,808            7,784,781
11/30/95              8,323,417            7,818,256
12/31/95              8,396,279            7,852,655
01/31/96              8,438,474            7,887,206
02/29/96              8,455,531            7,917,969
03/31/96              8,484,975            7,949,641
04/30/96              8,526,887            7,981,437
05/31/96              8,573,734            8,014,160
06/30/96              8,622,971            8,045,418
07/31/96              8,649,616            8,079,208
08/31/96              8,706,604            8,113,140
09/30/96              8,792,582            8,144,784
10/31/96              8,865,196            8,178,174
11/30/96              8,947,374            8,210,888
12/31/96              8,984,288            8,245,372
01/31/97              9,039,631            8,280,004
02/28/97              9,081,953            8,310,639
03/31/97              9,089,081            8,344,714
04/30/97              9,142,882            8,378,927
05/31/97              9,211,364            8,414,958
06/30/97              9,273,987            8,450,300
07/31/97              9,348,891            8,486,635
08/31/97              9,379,554            8,523,128
09/30/97              9,444,784            8,558,926
10/31/97              9,469,319            8,595,729
11/30/97              9,513,992            8,631,831
12/31/97              9,569,434            8,669,809
01/31/98              9,628,194            8,707,958
02/28/98              9,663,998            8,741,919
03/31/98              9,730,989            8,779,511
04/30/98              9,777,926            8,815,504
05/31/98              9,824,621            8,853,411
06/30/98              9,860,451            8,889,709
07/31/98              9,921,920            8,927,934
08/31/98              9,927,830            8,966,325
09/30/98              9,996,273            9,003,090
10/31/98             10,036,673            9,039,102
11/30/98             10,073,050            9,074,353
12/31/98             10,118,477            9,109,741
01/31/99             10,160,402            9,145,273
02/28/99             10,203,832            9,176,364
03/31/99             10,278,911            9,211,234

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 11/1/1987, the first full month following the Fund's Institutional Class inception on 10/7/1987, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund's share price will fluctuate in response to market conditions. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/1/1996. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
 .  The Short-Term Fund's Institutional Class shares outperformed the Lipper
   Money Market Index by 0.71% for the 12-month period ended March 31, 1999, returning 5.63% versus 4.92% for the benchmark.

 . Despite continued strength in the U.S. economy, the Federal Reserve lowered interest rates by 0.75% in an effort to restore confidence and liquidity during the global financial crisis in the third calendar quarter of 1998.

 . Russian devaluation coupled with problems in Asia resulted in a dramatic flight by investors to the quality of U.S. Treasuries and other non-U.S. developed government debt issues.

 . An above-Index duration in the Fund was a positive for performance, as the decline in interest rates provided greater price appreciation.

 . Concentrating in longer maturities boosted portfolio yield given a positively sloped yield curve.

 . Mortgage-backed holdings added to returns due to their higher yields relative to like-duration Treasuries and money market instruments.

 . Short-maturity corporates also added to performance as the flight to quality impact was not enough to offset the higher yield offered by high quality corporates.

 . A modest exposure to dollar-bloc, non-U.S. securities added to performance as rates declined relative to the U.S.

 . Limited positions in dollar-denominated Latin American issues detracted from returns given the impact of the market uncertainty surrounding the confidence crisis in 1998.


14  PIMCO Funds

PIMCO Money Market Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity.

Portfolio:
Primarily money market instruments.

Duration:
33 days

Total Net Assets:
$538 million

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA   79.6%
                                  AA    20.4%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1999

                  Inst'l Class            Admin. Class            Lipper Money       Lipper Money Market
                  (Incep. 3/1/1991)       (Incep. 1/24/1995)      Market Index       Fund Average
--------------------------------------------------------------------------------------------------------
7 Day Yield*           4.68%                   4.25%                     --                  --
1 Year                 5.14%                   4.93%                   4.92%               5.15%
3 Years*               5.24%                   5.00%                   5.03%               5.26%
5 Years*               5.27%                     --                    4.99%               5.23%
Since Inception*       4.70%                   5.20%                     --                  --

* Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                               Lipper
                         Money                 Money
                         Market                Market
 Month                   Fund                  Index
02/28/91               5,000,000              5,000,000
03/31/91               5,025,170              5,026,003
04/30/91               5,050,085              5,051,132
05/31/91               5,075,810              5,075,881
06/30/91               5,098,544              5,098,217
07/31/91               5,122,151              5,122,686
08/31/91               5,146,158              5,146,251
09/30/91               5,168,071              5,168,380
10/31/91               5,189,068              5,191,122
11/30/91               5,209,752              5,211,886
12/31/91               5,235,296              5,233,256
01/31/92               5,253,666              5,252,618
02/29/92               5,269,348              5,268,900
03/31/92               5,286,316              5,285,761
04/30/92               5,302,529              5,302,146
05/31/92               5,318,495              5,318,055
06/30/92               5,333,833              5,333,477
07/31/92               5,349,339              5,348,943
08/31/92               5,362,691              5,362,852
09/30/92               5,375,416              5,375,721
10/31/92               5,388,548              5,388,623
11/30/92               5,400,824              5,401,016
12/31/92               5,415,417              5,414,520
01/31/93               5,427,493              5,427,514
02/28/93               5,439,092              5,438,911
03/31/93               5,452,504              5,451,422
04/30/93               5,464,658              5,463,416
05/31/93               5,475,877              5,474,887
06/30/93               5,489,090              5,486,933
07/31/93               5,501,737              5,499,005
08/31/93               5,515,161              5,511,652
09/30/93               5,527,714              5,523,776
10/31/93               5,541,036              5,535,929
11/30/93               5,554,511              5,548,108
12/31/93               5,567,081              5,560,870
01/31/94               5,580,537              5,573,658
02/28/94               5,592,446              5,585,364
03/31/94               5,606,276              5,598,768
04/30/94               5,620,505              5,612,766
05/31/94               5,637,321              5,628,480
06/30/94               5,654,814              5,644,806
07/31/94               5,672,813              5,662,305
08/31/94               5,694,234              5,681,556
09/30/94               5,714,049              5,700,871
10/31/94               5,736,363              5,721,964
11/30/94               5,759,664              5,743,709
12/31/94               5,785,415              5,768,407
01/31/95               5,813,735              5,794,366
02/28/95               5,839,234              5,818,701
03/31/95               5,867,023              5,846,048
04/30/95               5,892,850              5,872,358
05/31/95               5,923,104              5,900,545
06/30/95               5,950,960              5,927,685
07/31/95               5,979,025              5,954,954
08/31/95               6,006,869              5,981,750
09/30/95               6,032,542              6,008,067
10/31/95               6,061,076              6,035,104
11/30/95               6,105,719              6,061,056
12/31/95               6,136,175              6,087,723
01/31/96               6,164,350              6,114,509
02/29/96               6,191,072              6,138,357
03/31/96               6,217,237              6,162,911
04/30/96               6,244,019              6,187,560
05/31/96               6,273,132              6,212,929
06/30/96               6,297,220              6,237,162
07/31/96               6,324,461              6,263,357
08/31/96               6,354,570              6,289,663
09/30/96               6,379,780              6,314,194
10/31/96               6,406,912              6,340,079
11/30/96               6,433,601              6,365,441
12/31/96               6,460,353              6,392,175
01/31/97               6,488,472              6,419,023
02/28/97               6,513,657              6,442,772
03/31/97               6,539,911              6,469,189
04/30/97               6,567,988              6,495,712
05/31/97               6,598,555              6,523,645
06/30/97               6,626,256              6,551,043
07/31/97               6,655,217              6,579,213
08/31/97               6,686,098              6,607,504
09/30/97               6,714,110              6,635,256
10/31/97               6,746,003              6,663,786
11/30/97               6,773,457              6,691,775
12/31/97               6,805,247              6,721,217
01/31/98               6,836,094              6,750,792
02/28/98               6,863,584              6,777,120
03/31/98               6,893,016              6,806,263
04/30/98               6,922,674              6,834,166
05/31/98               6,953,532              6,863,553
06/30/98               6,983,538              6,891,693
07/31/98               7,016,569              6,921,326
08/31/98               7,045,979              6,951,089
09/30/98               7,076,192              6,979,591
10/31/98               7,107,700              7,007,509
11/30/98               7,136,327              7,034,837
12/31/98               7,168,594              7,062,272
01/31/99               7,194,413              7,089,817
02/28/99               7,219,300              7,113,921
03/31/99               7,247,024              7,140,953

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/1/1991, the Fund's Institutional Class inception date, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/24/1995. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other U.S. Government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Fund than the total return quotation.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  The Money Market Fund Institutional Class shares returned 5.14% for the
   12-month period ended March 31, 1999, exceeding the 4.92% return of the benchmark, the Lipper Money Market Index.

 .  The Fund, which has a Aaa money market fund rating by Moody's Investors
   Service, emphasized high quality U.S. and Yankee commercial paper because of attractive yields with limited credit risks.

 . Commercial paper yields dropped by 0.70% over the fiscal year in response to the lowering of the federal funds rate by 0.75% in the latter part of 1998.

 . Yield differentials between top-tier commercial paper and Treasury Bills were approximately 0.50% after having increased to over 0.80% during the investor "flight to quality" in latter 1998 and ended nearly identical to those at the beginning of the fiscal year.

 .  The effective 30-day SEC yield at March 31, 1999 was 4.62% for Institutional
   Class shares, representing a significant yield increment over the Consumer Price Index increase of 1.7% over the fiscal year.


                                                          1999 Annual Report  15

PIMCO Long-Term U.S. Government Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTIC
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily longer-term U.S. government bonds.

Duration:
10.33 years

Total Net Assets:
$282 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                      Mortgage-Backed Securities   47.1%
                      U.S. Treasury Obligations    46.8%
                      Other                         6.1%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA   98.3%
                                  AA     1.2%
                                  A      0.5%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                            LB Int. &         Lehman Brothers   Lipper General
              Inst'l Class          Admin. Class            20+ Year          Aggregate         U.S. Government
              (Incep. 7/1/1991)     (Incep. 9/23/1997)      Treasury Index    Bond Index        Fund Average
---------------------------------------------------------------------------------------------------------------
1 Year               7.76%                 7.46%              6.80%               6.49%               5.29%
3 Years*            10.62%                   --               9.57%               7.75%               6.66%
5 Years*            10.40%                   --               9.42%               7.79%               6.58%
Since Inception*    12.11%                10.04%                --                  --                  --

* Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                              LB Int.                Lehman
                                              & 20+                  Brothers
                         Long-Term            Year                   Aggregate
                         U.S. Gov't           Treasury               Bond
 Month                   Fund                 Index                  Index
06/30/91               5,000,000              5,000,000             5,000,000
07/31/91               5,068,858              5,078,653             5,069,337
08/31/91               5,265,511              5,253,833             5,179,037
09/30/91               5,442,627              5,415,685             5,283,983
10/31/91               5,470,292              5,423,958             5,342,814
11/30/91               5,543,810              5,449,855             5,391,803
12/31/91               5,909,199              5,774,939             5,551,931
01/31/92               5,742,566              5,595,656             5,476,401
02/29/92               5,771,828              5,625,075             5,512,010
03/31/92               5,753,678              5,562,934             5,480,935
04/30/92               5,725,465              5,551,125             5,520,525
05/31/92               5,930,074              5,707,247             5,624,696
06/30/92               6,016,162              5,781,880             5,702,106
07/31/92               6,300,744              6,023,037             5,818,441
08/31/92               6,427,326              6,061,588             5,877,383
09/30/92               6,540,767              6,149,824             5,947,052
10/31/92               6,378,211              6,022,902             5,868,205
11/30/92               6,445,336              6,055,985             5,869,532
12/31/92               6,614,191              6,221,353             5,962,865
01/31/93               6,790,743              6,388,329             6,077,211
02/28/93               7,063,398              6,593,498             6,183,594
03/31/93               7,101,318              6,608,592             6,209,360
04/30/93               7,156,851              6,657,303             6,252,599
05/31/93               7,184,508              6,685,270             6,260,561
06/30/93               7,540,954              6,950,671             6,374,021
07/31/93               7,650,608              7,066,676             6,410,072
08/31/93               7,942,707              7,331,491             6,522,427
09/30/93               7,968,888              7,351,540             6,540,341
10/31/93               8,009,725              7,404,297             6,564,781
11/30/93               7,792,708              7,233,849             6,508,935
12/31/93               7,842,784              7,252,703             6,544,212
01/31/94               8,022,521              7,413,784             6,632,570
02/28/94               7,708,576              7,126,553             6,517,340
03/31/94               7,394,709              6,825,285             6,356,659
04/30/94               7,268,749              6,744,159             6,305,901
05/31/94               7,246,140              6,693,854             6,305,016
06/30/94               7,204,478              6,629,252             6,291,082
07/31/94               7,383,601              6,861,152             6,416,044
08/31/94               7,399,922              6,802,522             6,424,006
09/30/94               7,169,097              6,580,310             6,329,455
10/31/94               7,122,283              6,559,449             6,323,816
11/30/94               7,100,894              6,601,562             6,309,771
12/31/94               7,263,266              6,705,670             6,353,342
01/31/95               7,453,074              6,883,563             6,479,077
02/28/95               7,711,268              7,070,315             6,633,122
03/31/95               7,801,463              7,134,690             6,673,818
04/30/95               7,935,436              7,258,496             6,767,041
05/31/95               8,543,447              7,792,055             7,028,907
06/30/95               8,641,206              7,879,508             7,080,440
07/31/95               8,492,085              7,759,077             7,064,626
08/31/95               8,683,920              7,924,423             7,149,887
09/30/95               8,871,163              8,063,754             7,219,445
10/31/95               9,089,923              8,278,998             7,313,332
11/30/95               9,313,423              8,471,111             7,422,922
12/31/95               9,556,575              8,682,059             7,527,093
01/31/96               9,571,589              8,688,221             7,577,078
02/29/96               9,125,878              8,293,222             7,445,371
03/31/96               8,958,506              8,135,410             7,393,617
04/30/96               8,759,744              8,006,952             7,352,037
05/31/96               8,771,139              7,969,721             7,337,108
06/30/96               8,947,395              8,133,816             7,435,639
07/31/96               8,918,333              8,136,866             7,455,987
08/31/96               8,856,612              8,036,207             7,443,491
09/30/96               9,102,968              8,252,684             7,573,207
10/31/96               9,493,678              8,566,251             7,740,965
11/30/96               9,851,090              8,833,466             7,873,557
12/31/96               9,624,385              8,631,621             7,800,349
01/31/97               9,576,361              8,569,404             7,824,236
02/28/97               9,598,405              8,572,900             7,843,699
03/31/97               9,359,770              8,360,698             7,756,779
04/30/97               9,570,437              8,557,405             7,872,893
05/31/97               9,684,481              8,651,795             7,947,317
06/30/97               9,875,451              8,816,262             8,041,646
07/31/97              10,424,177              9,309,083             8,258,504
08/31/97              10,161,918              9,067,905             8,188,061
09/30/97              10,427,124              9,303,828             8,308,820
10/31/97              10,781,870              9,598,856             8,429,358
11/30/97              10,884,053              9,721,316             8,468,174
12/31/97              11,070,318              9,873,400             8,553,435
01/31/98              11,276,193             10,064,364             8,663,246
02/28/98              11,199,620              9,999,353             8,656,334
03/31/98              11,253,545             10,021,549             8,686,469
04/30/98              11,318,487             10,058,381             8,731,809
05/31/98              11,539,028             10,237,616             8,814,637
06/30/98              11,809,161             10,459,638             8,889,393
07/31/98              11,801,731             10,422,257             8,908,303
08/31/98              12,300,067             10,851,859             9,053,280
09/30/98              12,791,270             11,213,683             9,265,272
10/31/98              12,445,690             11,077,410             9,216,283
11/30/98              12,490,607             11,140,516             9,268,589
12/31/98              12,554,165             11,132,558             9,296,457
01/31/99              12,649,540             11,223,803             9,362,808
02/28/99              12,075,837             10,721,119             9,199,363
03/31/99              12,126,451             10,703,044             9,250,343

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/1991, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, and a 10 year duration blend of the Lehman Brothers Intermediate and 20+Yr. Treasury Indices, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 9/23/1997.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  The Long-Term U.S. Government Fund Institutional Class posted a return of
   7.76% for the fiscal year ended March 31, 1999, outperforming the 6.80% return of the Fund's blended Treasury benchmark.

 . The Treasury yield curve steepened as yields fell more across shorter maturities in response to the lowering of the federal funds rate as the Federal Reserve supplied liquidity to the capital markets following the Russian government bond default and the near-collapse of several large hedge funds.

 . While Treasury yields rallied substantially over the first half of the fiscal year (30-year down 0.96%) as a result of a "flight to quality," Treasury yields rose markedly during the second half (30-year up 0.65%) in response to investors' willingness to accept greater credit and liquidity risks.

 . Duration contributed positively to performance as Fund duration was above the benchmark during the first half when rates declined and marginally below the benchmark in the second half when rates climbed.

 . Underweighting intermediate maturities during the first half (intermediate yields fell more) and overweighting intermediate maturities during the second half (intermediate yields rose more) lowered Fund performance.

 . Mortgages contributed strongly to Fund performance as the total returns of lower coupon and less prepayment-sensitive mortgages held in the Fund were greater than similar-duration Treasury returns.


16  PIMCO Funds

PIMCO High Yield Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily high yield bonds.

Duration:
4.76 years

Total Net Assets:
$3,223 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                       Corporate Bonds and Notes  79.2%
                       Short-Term Instruments      7.6%
                       Asset-Backed Securities     6.1%
                       Other                       7.1%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA    7.6%
                                  AA     0.8%
                                  A      0.1%
                                  BBB    8.0%
                                  BB    51.1%
                                  B     32.4%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                            Lehman                  Lipper High
            Inst'l Class            Admin. Class            Intermediate BB rated   Current Yield
            (Incep. 12/16/1992)     (Incep. 1/16/1995)      Corporate Index         Fund Average
-------------------------------------------------------------------------------------------------
1 Year             4.73%                   4.49%                4.39%                 -1.94%
3 Years*          10.59%                  10.32%                8.87%                  8.17%
5 Years*          11.23%                     --                 9.65%                  8.15%
Since Inception*  11.71%                  12.21%                  --                     --

* Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                              Lehman
                                              Intermed.
                       High                   BB rated
                       Yield                  Corp.
 Month                 Fund                   Index
12/31/92             5,000,000              5,000,000
01/31/93             5,113,886              5,105,500
02/28/93             5,208,126              5,180,551
03/31/93             5,313,333              5,239,092
04/30/93             5,369,686              5,283,100
05/31/93             5,409,077              5,322,195
06/30/93             5,556,254              5,435,026
07/31/93             5,595,567              5,489,919
08/31/93             5,658,345              5,553,602
09/30/93             5,686,689              5,594,144
10/31/93             5,839,376              5,669,106
11/30/93             5,884,380              5,683,845
12/31/93             5,935,129              5,732,726
01/31/94             6,061,596              5,828,463
02/28/94             6,060,370              5,822,051
03/31/94             5,879,246              5,643,896
04/30/94             5,828,068              5,610,598
05/31/94             5,870,524              5,615,648
06/30/94             5,878,587              5,632,494
07/31/94             5,934,013              5,701,210
08/31/94             5,984,086              5,761,643
09/30/94             6,025,467              5,772,015
10/31/94             6,028,706              5,785,289
11/30/94             6,004,787              5,745,950
12/31/94             6,077,394              5,781,575
01/31/95             6,137,436              5,874,658
02/28/95             6,305,367              6,053,248
03/31/95             6,397,464              6,110,148
04/30/95             6,537,390              6,232,351
05/31/95             6,727,023              6,415,582
06/30/95             6,781,902              6,472,039
07/31/95             6,872,762              6,530,935
08/31/95             6,925,387              6,568,814
09/30/95             7,022,543              6,639,758
10/31/95             7,125,446              6,692,211
11/30/95             7,212,331              6,776,533
12/31/95             7,334,202              6,883,602
01/31/96             7,453,084              6,995,117
02/29/96             7,460,951              6,969,934
03/31/96             7,402,000              6,933,691
04/30/96             7,434,433              6,930,917
05/31/96             7,459,688              6,940,621
06/30/96             7,490,201              7,015,579
07/31/96             7,557,060              7,053,463
08/31/96             7,680,144              7,110,596
09/30/96             7,858,765              7,263,475
10/31/96             7,937,607              7,364,437
11/30/96             8,110,110              7,513,198
12/31/96             8,191,022              7,529,728
01/31/97             8,275,049              7,601,259
02/28/97             8,402,615              7,693,234
03/31/97             8,292,841              7,601,685
04/30/97             8,381,534              7,695,946
05/31/97             8,572,658              7,827,547
06/30/97             8,699,809              7,928,522
07/31/97             8,924,236              8,164,792
08/31/97             8,921,803              8,087,226
09/30/97             9,072,091              8,214,195
10/31/97             9,081,530              8,242,125
11/30/97             9,168,890              8,299,819
12/31/97             9,273,057              8,376,177
01/31/98             9,432,639              8,476,692
02/28/98             9,483,456              8,515,684
03/31/98             9,557,939              8,570,184
04/30/98             9,581,967              8,613,893
05/31/98             9,631,622              8,669,883
06/30/98             9,702,825              8,722,769
07/31/98             9,806,262              8,768,128
08/31/98             9,412,663              8,526,128
09/30/98             9,532,027              8,706,882
10/31/98             9,438,479              8,595,433
11/30/98             9,836,791              8,801,724
12/31/98             9,879,676              8,857,175
01/31/99            10,010,006              8,948,403
02/28/99             9,927,890              8,882,185
03/31/99            10,010,331              8,946,137

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/1993, the first full month following the Fund's Institutional Class inception on 12/16/1992, compared to the Lehman Intermediate BB rated Corporate Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/16/1995. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  For the one-year period ended March 31, 1999, the High Yield Fund
   Institutional Class shares posted a 4.73% total return, slightly outperforming the Lehman Intermediate BB rated Corporate Index return of 4.39%.

 . A defensive industry orientation and overweighting more stable securities in such sectors as utility, telecommunications and cable TV, helped relative performance during a volatile period in the corporate bond market.

 . An allocation to higher yielding B rated securities detracted from returns as investors favored higher rated BB instruments amid the uncertainty in the financial markets during the market sell-off in the third quarter.

 . Purchasing out-of-favor industries after the global turmoil in 1998 benefited the portfolio as certain sectors, such as energy, recovered from their lows.

 . Underweighting securities issued by commodity producers in the low inflationary environment benefited the Fund as these issues have not performed well.

 . A small allocation to emerging market and European issues contributed to the Fund's performance as they benefited from the recovery in emerging markets and infrastructure development in Europe.


                                                          1999 Annual Report  17

PIMCO Total Return Mortgage Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily intermediate-term mortgage-related securities.

Duration:
2.24 years

Total Net Assets:
$4 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                      Mortgage-Backed Securities   70.25
                      U.S. Treasury Obligations    19.6%
                      Short-Term Instruments       10.2%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                  AAA    91.9%
                                  AA      8.1%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1999

                Inst'l Class             Lehman Brothers   Lipper U.S. Mortgage
               (Incep. 7/31/1997)        Mortgage Index    Fund Average
-------------------------------------------------------------------------------
1 Year               6.27%                    6.27%              5.27%
Since Inception*     7.83%                      --                 --

*Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                         Total                Lehman
                                         Return               Brothers
                                         Mortgage             Mortgage
 Month                                   Fund                 Index
07/31/97                                 5,000,000            5,000,000
08/31/97                                 5,005,044            4,988,118
09/30/97                                 5,084,467            5,051,382
10/31/97                                 5,160,309            5,107,387
11/30/97                                 5,184,726            5,124,151
12/31/97                                 5,246,122            5,170,844
01/31/98                                 5,304,038            5,222,289
02/28/98                                 5,314,354            5,233,336
03/31/98                                 5,334,652            5,255,495
04/30/98                                 5,371,139            5,285,232
05/31/98                                 5,417,855            5,320,364
06/30/98                                 5,453,983            5,345,733
07/31/98                                 5,476,124            5,372,837
08/31/98                                 5,542,715            5,421,585
09/30/98                                 5,605,738            5,487,033
10/31/98                                 5,584,293            5,479,968
11/30/98                                 5,609,572            5,507,264
12/31/98                                 5,625,826            5,530,643
01/31/99                                 5,660,727            5,570,014
02/28/99                                 5,631,600            5,547,984
03/31/99                                 5,669,090            5,585,236

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund's Institutional Class inception date, compared to the Lehman Brothers Mortgage Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Total Return Mortgage Fund matched the performance of its benchmark, the Lehman Brothers Mortgage Index, with a 6.27% return for the 12-month period ended March 31,1999.

 . The Fund's above Index duration was positive for returns as interest rates fell over the past 12 months.

 . The Fund was more concentrated in longer maturities than the Index, which slightly detracted from returns as the yield curve steepened.

 . The Fund's overweight of less prepayment-sensitive, lower-coupon mortgages added to performance as prepayment concerns escalated over the past year.

 . The Fund's use of relatively high-yielding adjustable rate mortgages (ARMs) detracted slightly from performance.

 . Limited exposure to well structured, yield-enhancing collateralized mortgage obligations (CMOs) detracted modestly from returns for the year.


18  PIMCO Funds

PIMCO Low Duration Mortgage Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily short- and intermediate-term mortgage-related securities.

Duration:
2.47 years

Total Net Assets:
$4 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                      Mortgage-Backed Securities   88.1%
                      Short-Term Instruments        4.4%
                      Other                         7.5%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                                 AAA    95.7%
                                 A       2.4%
                                 BBB     1.9%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                Inst'l Class        Merrill Lynch 1-3     Lipper U.S. Mortgage
                (Incep. 7/31/1997)  Year Treasury Index   Fund Average
--------------------------------------------------------------------------------
1 Year               5.71%                6.08%                 5.27%
Since Inception*     6.99%                  --                    --

*Annualized

                   CUMULATIVE RETURNS THROUGH MARCH 31, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                                          Merrill
                                       Low                Lynch
                                       Duration           1-3 Year
                                       Mortgage           Treasury
 Month                                 Fund               Index
07/31/97                               5,000,000          5,000,000
08/31/97                               5,018,286          5,004,600
09/30/97                               5,111,651          5,042,585
10/31/97                               5,159,820          5,080,051
11/30/97                               5,172,284          5,092,396
12/31/97                               5,218,267          5,127,177
01/31/98                               5,260,371          5,176,962
02/28/98                               5,285,796          5,181,414
03/31/98                               5,293,096          5,202,503
04/30/98                               5,311,809          5,226,850
05/31/98                               5,351,927          5,254,709
06/30/98                               5,392,191          5,282,034
07/31/98                               5,408,563          5,306,753
08/31/98                               5,477,311          5,373,459
09/30/98                               5,543,973          5,444,658
10/31/98                               5,519,699          5,471,391
11/30/98                               5,498,845          5,466,631
12/31/98                               5,536,600          5,485,929
01/31/99                               5,578,414          5,507,652
02/28/99                               5,528,744          5,480,775
03/31/99                               5,595,411          5,518,867

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  The PIMCO Low Duration Mortgage Fund returned 5.71% for the 12 months ended
   March 31, 1999, underperforming the benchmark Merrill Lynch 1-3 Year Treasury Index by 0.37%.

 . The Fund's above-benchmark duration added to returns as interest rates fell over the past 12 months.

 . The Fund was more concentrated in longer maturities than the Index, which slightly detracted from returns as the yield curve steepened.

 . Holdings of adjustable rate mortgages (ARMs) underperformed Treasuries because of the high level of refinancing activity over the past 12 months.

 . Holdings of short-term collateralized mortgage obligations (CMOs) detracted from returns relative to the all-Treasury Index.


                                                          1999 Annual Report  19

PIMCO Real Return Bond Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio:
Primarily inflation-indexed bonds.

Duration:
2.51 years

Total Net Assets:
$28 million

Sector Breakdown:*


                           [PIE CHART APPEARS HERE]

                 U.S. Treasury Obligations               51.2%
                 U.S. Government Agencies                15.8%
                 Corporate Bonds and Notes               12.6%
                 Asset-Backed Securities                 10.7%
                 Other                                    9.7%



Quality Breakdown:*



                           [PIE CHART APPEARS HERE]

                             AAA             85.4%
                              AA              5.9%
                               A              4.2%
                             BBB              1.8%
                              BB              2.7%



*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

            Inst'l Class         Lehman Brothers Inflation   Lipper Short U.S.
            (Incep. 1/29/1997)   Linked Treasury Index       Government Fund Average
------------------------------------------------------------------------------------------
1 Year             6.41%                 4.01%                   5.21%
Since Inception*   5.15%                   --                      --

* Annualized

        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                            Lehman
                                            Brothers
                       Real                 Inflation
                       Return               Linked
                       Bond                 Treasury
 Month                 Fund                 Index
01/31/97             5,000,000             5,000,000
02/28/97             5,017,061             5,016,499
03/31/97             4,971,983             4,947,776
04/30/97             5,002,809             4,977,955
05/31/97             5,032,748             5,004,838
06/30/97             5,021,938             4,988,823
07/31/97             5,083,742             5,036,214
08/31/97             5,094,469             5,051,322
09/30/97             5,104,457             5,061,426
10/31/97             5,169,085             5,113,556
11/30/97             5,196,006             5,142,195
12/31/97             5,169,329             5,120,599
01/31/98             5,199,466             5,145,691
02/28/98             5,193,833             5,141,057
03/31/98             5,205,501             5,138,489
04/30/98             5,233,211             5,157,501
05/31/98             5,254,770             5,194,120
06/30/98             5,272,877             5,207,097
07/31/98             5,313,726             5,231,257
08/31/98             5,317,549             5,243,132
09/30/98             5,441,195             5,348,519
10/31/98             5,469,946             5,360,284
11/30/98             5,461,835             5,354,923
12/31/98             5,438,790             5,322,793
01/31/99             5,518,587             5,384,539
02/28/99             5,505,806             5,346,309
03/31/99             5,538,991             5,344,703

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/1/1997, the first full month following the Fund's Institutional Class inception date on 1/29/1997, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Fund performance for Institutional Class shares exceeded the benchmark, the Lehman Brothers Inflation Linked Treasury Index, by 2.40% for the fiscal year, returning 6.41% versus 4.01% for the benchmark.

 . The real yields of Treasury Inflation Protection securities (TIPS) increased during the fiscal year with the real yield curve relatively flat at 3.9% at March 31, 1999.

 . The yield differentials between similar-maturity TIPS and nominal Treasuries declined by 0.50%, causing such yield differentials for intermediate TIPS to be less than the Consumer Price Index increase of 1.7% for the fiscal year.

 . Real yield duration of the Fund contributed to performance due to an above-Index real duration when real yields declined in the July to September quarter and a below-benchmark duration when real yields increased in the January to March quarter.

 . Portfolio yield contributed to above-benchmark performance from the use of shorter-duration nominal corporate and mortgage-backed securities.

 . Limited holdings of emerging market and U.S. high yield securities boosted returns.

 . The Fund continued to emphasize the holdings of U.S. inflation-indexed securities because of relatively high U.S. real yields.




20  PIMCO Funds

PIMCO Municipal Bond Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
High current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.

Portfolio:
Primarily debt securities whose interest is exempt from federal income tax.

Duration:
7.46 years

Total Net Assets:
$59 million

Sector Breakdown:*


                           [PIE CHART APPEARS HERE]

                 Municipal Bonds and Notes               99.7%
                 Other                                    0.3%


Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                             AAA             56.0%
                              AA             17.6%
                               A             12.6%
                             BBB             10.8%
                              BB              3.0%



*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                               Lehman Brothers     Lipper General
               Inst'l Class            Admin. Class            General Municipal   Municipal
               (Incep. 12/31/1997)     (Incep. 9/30/1998)      Bond Index          Debt Fund Average
---------------------------------------------------------------------------------------------------------
1 Year               6.04%                     --                   6.20%               4.87%
Since Inception      5.48%*                  0.83%                    --                  --

* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                                            Lehman
                                                            Brothers
                                                            General
                                   Municipal                Municipal
                                   Bond                     Bond
         Month                     Fund                     Index
        12/31/97                   5,000,000                5,000,000
        01/31/98                   5,058,771                5,051,500
        02/28/98                   5,035,172                5,053,016
        03/31/98                   5,039,379                5,057,562
        04/30/98                   5,006,296                5,034,805
        05/31/98                   5,105,540                5,114,354
        06/30/98                   5,122,719                5,134,299
        07/31/98                   5,128,447                5,147,137
        08/31/98                   5,223,548                5,226,915
        09/30/98                   5,293,484                5,292,252
        10/31/98                   5,282,938                5,292,252
        11/30/98                   5,296,412                5,310,775
        12/31/98                   5,302,933                5,324,053
        01/31/99                   5,373,214                5,387,409
        02/28/99                   5,338,814                5,363,705
        03/31/99                   5,343,842                5,371,213

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1997, the Fund's Institutional Class inception date, compared to the Lehman Brothers General Municipal Bond Index, an unmanaged market index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/1998.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  While the Municipal Bond Fund's Institutional Class shares performance was
   6.04% for the fiscal year versus 6.20% for the benchmark, the Lehman Brothers General Municipal Bond Index, the Fund ranked in the top decile of the Lipper General Municipal Debt Universe for the one-year period ended March 31, 1999.

 . Municipal yields fell across all maturities in response to the drop in Treasury yields, with shorter maturity yields falling more, leading to a steeper municipal yield curve.

 . Municipal-to-Treasury yield ratios remained above 80% for maturities of ten years and more.

 . Credit spreads remained relatively tight for the municipal sector with BBB rated general obligation issues within 0.40% of AAA rated issues for all maturities.

 . Duration strategy was positive for performance due to an above-benchmark duration during the first fiscal half when municipal yields declined.

 . Security selection strategies improved returns as insured and revenue bond holdings performed better than the associated benchmark Index sectors.




                                                          1999 Annual Report  21

PIMCO Foreign Bond Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

Portfolio:
Primarily investment grade foreign bonds.

Duration:
5.94 years

Total Net Assets:
$621 million

Country Allocation:*

                           [PIE CHART APPEARS HERE]

                     United States                   33.9%
                     Japan                           11.7%
                     United Kingdom                   9.4%
                     Italy                            7.5%
                     Germany                          5.9%
                     Canada                           5.0%
                     Supranational                    4.7%
                     Short-Term Investments           4.1%
                     Other                           17.8%



Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA               68.0%
                              AA               19.0%
                               A                4.3%
                             BBB                6.7%
                              BB                1.4%
                               B                0.6%




*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

          Inst'l Class            Admin. Class            J.P. Morgan Non-        Lipper International
          (Incep. 12/3/1992)      (Incep. 1/28/1997)      U.S. Index (Hedged)     Income Fund Average
----------------------------------------------------------------------------------------------------------
1 Year            7.92%                  7.65%                 10.59%                     7.20%
3 Years*         12.68%                    --                  12.19%                     5.57%
5 Years*         11.33%                    --                  10.65%                     6.60%
Since Inception* 11.01%                  8.80%                    --                        --

* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                            J.P.
                                            Morgan
                       Foreign              Non-U.S.
                       Bond                 Index
 Month                 Fund                 (Hedged)
12/31/92             5,000,000             5,000,000
01/31/93             5,041,660             5,045,501
02/28/93             5,152,513             5,136,826
03/31/93             5,171,807             5,139,908
04/30/93             5,171,804             5,140,421
05/31/93             5,218,564             5,169,209
06/30/93             5,342,019             5,274,661
07/31/93             5,426,186             5,333,737
08/31/93             5,558,061             5,444,678
09/30/93             5,580,127             5,468,090
10/31/93             5,663,151             5,540,815
11/30/93             5,679,152             5,579,601
12/31/93             5,820,067             5,695,098
01/31/94             5,827,680             5,666,624
02/28/94             5,673,113             5,539,124
03/31/94             5,574,498             5,488,718
04/30/94             5,522,099             5,449,747
05/31/94             5,441,127             5,389,254
06/30/94             5,340,992             5,334,283
07/31/94             5,374,816             5,369,488
08/31/94             5,322,015             5,317,942
09/30/94             5,330,821             5,322,728
10/31/94             5,351,402             5,343,487
11/30/94             5,430,650             5,418,829
12/31/94             5,395,132             5,406,367
01/31/95             5,431,819             5,465,297
02/28/95             5,467,726             5,535,800
03/31/95             5,471,621             5,648,728
04/30/95             5,605,512             5,738,544
05/31/95             5,825,529             5,926,769
06/30/95             5,790,386             5,907,210
07/31/95             5,900,948             5,981,642
08/31/95             6,013,433             6,033,680
09/30/95             6,099,110             6,129,012
10/31/95             6,201,268             6,197,659
11/30/95             6,444,451             6,333,387
12/31/95             6,540,017             6,392,287
01/31/96             6,700,408             6,469,635
02/29/96             6,557,601             6,393,293
03/31/96             6,664,336             6,446,357
04/30/96             6,825,851             6,523,713
05/31/96             6,852,155             6,568,075
06/30/96             6,930,027             6,622,589
07/31/96             6,997,369             6,672,259
08/31/96             7,169,036             6,761,000
09/30/96             7,370,202             6,905,010
10/31/96             7,552,295             7,018,941
11/30/96             7,735,101             7,159,321
12/31/96             7,775,388             7,169,345
01/31/97             7,899,810             7,258,963
02/28/97             7,942,561             7,305,419
03/31/97             7,843,570             7,266,703
04/30/97             7,917,253             7,345,183
05/31/97             7,958,788             7,383,378
06/30/97             8,118,878             7,508,894
07/31/97             8,239,266             7,628,287
08/31/97             8,206,198             7,637,441
09/30/97             8,383,475             7,772,623
10/31/97             8,286,145             7,822,367
11/30/97             8,398,755             7,878,689
12/31/97             8,522,040             7,981,113
01/31/98             8,645,607             8,087,245
02/28/98             8,725,510             8,159,239
03/31/98             8,835,222             8,231,855
04/30/98             8,865,827             8,273,838
05/31/98             8,942,528             8,387,190
06/30/98             8,987,048             8,423,255
07/31/98             9,130,620             8,501,590
08/31/98             9,058,201             8,669,071
09/30/98             9,266,649             8,874,530
10/31/98             9,075,582             8,861,217
11/30/98             9,245,824             8,956,919
12/31/98             9,377,213             8,946,169
01/31/99             9,569,644             9,057,102
02/28/99             9,476,423             8,996,420
03/31/99             9,534,902             9,103,477

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/1993, the first full month following the Fund's Institutional Class inception on 12/3/1992, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/28/1997. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  For the fiscal year ended March 31, 1999, the Foreign Bond Fund Institutional
   Class shares posted a return of 7.92%, underperforming the 10.59% return of the Fund's benchmark, the J.P. Morgan Non-U.S. Index (Hedged).

 . Heightened turmoil in the emerging markets beginning in July 1998, particularly Russia's debt default, sparked a wave of volatility and a subsequent flight to quality which hurt performance in all peripheral markets.

 . The hedge fund crisis meant that technical factors drove the markets as investors scurried out of riskier asset classes into safe-haven trades.

 . Commodity based economies suffered severely as oil prices declined and as commodity prices fell.

 . Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects and an underweight government bond and currency position in Japan were the primary factors limiting relative returns.

 . A bullish duration stance added to performance as yields in most developed bond markets fell year on year.

 .  Country selection within the European bloc was a slight positive for returns.

 . The Fund's currency strategy detracted from both absolute and relative performance, particularly the Fund's initial overweighting of the Norwegian krone versus the Deutschemark and overweighting the euro against the U.S. dollar and Japanese yen.




22  PIMCO Funds

PIMCO Global Bond Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management (U.S. and non-U.S.).

Portfolio:
Primarily investment grade U.S. and foreign bonds.

Duration:
5.82 years

Total Net Assets:
$268 million


Country Allocation:*

                           [PIE CHART APPEARS HERE]

                     United States                   50.1%
                     United Kingdom                   9.0%
                     Japan                            6.9%
                     Supranational                    4.5%
                     Short-Term Instruments           3.4%
                     Other                           26.1%


Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                             AAA             68.4%
                              AA             15.2%
                               A              6.8%
                             BBB              8.8%
                              BB              1.8%
                               B              1.0%



*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1999

                                                               J.P. Morgan
               Inst'l Class            Admin. Class            Global Index    Lipper Global Income
               (Incep. 11/23/1993)     (Incep. 8/1/1996)       (Unhedged)      Fund Average
-------------------------------------------------------------------------------------------------------
1 Year                6.90%                 6.78%                 9.73%           2.43%
3 Years*              6.51%                   --                  6.09%           5.83%
5 Years*              8.36%                   --                  7.36%           6.27%
Since Inception*      7.80%                 5.75%                   --              --

* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                                           J.P.
                                                           Morgan
                                  Global                   Global
            Month                 Bond                     Index
                                  Fund                     (Unhedged)
           11/30/93               5,000,000                5,000,000
           12/31/93               5,159,354                5,051,001
           01/31/94               5,172,612                5,098,479
           02/28/94               5,050,687                5,042,396
           03/31/94               4,981,799                5,019,201
           04/30/94               4,983,396                5,015,186
           05/31/94               4,957,155                4,973,560
           06/30/94               4,993,232                5,032,746
           07/31/94               5,040,972                5,080,054
           08/31/94               5,023,423                5,066,846
           09/30/94               5,045,769                5,091,673
           10/31/94               5,117,441                5,168,048
           11/30/94               5,070,101                5,102,929
           12/31/94               5,071,554                5,114,666
           01/31/95               5,158,706                5,217,982
           02/28/95               5,306,429                5,352,606
           03/31/95               5,497,439                5,625,054
           04/30/95               5,586,069                5,714,492
           05/31/95               5,774,015                5,873,926
           06/30/95               5,791,402                5,910,344
           07/31/95               5,833,592                5,938,122
           08/31/95               5,749,603                5,773,043
           09/30/95               5,839,678                5,902,936
           10/31/95               5,966,446                5,960,786
           11/30/95               6,121,956                6,027,545
           12/31/95               6,236,009                6,102,287
           01/31/96               6,250,544                6,039,434
           02/29/96               6,152,157                6,004,405
           03/31/96               6,159,100                5,995,399
           04/30/96               6,210,796                5,973,217
           05/31/96               6,191,536                5,979,190
           06/30/96               6,265,488                6,031,208
           07/31/96               6,379,395                6,142,182
           08/31/96               6,491,924                6,167,980
           09/30/96               6,584,759                6,201,904
           10/31/96               6,764,325                6,324,702
           11/30/96               6,923,739                6,415,146
           12/31/96               6,879,967                6,370,239
           01/31/97               6,702,769                6,210,983
           02/28/97               6,656,620                6,168,128
           03/31/97               6,576,929                6,121,249
           04/30/97               6,536,080                6,086,970
           05/31/97               6,699,780                6,230,622
           06/30/97               6,783,140                6,301,651
           07/31/97               6,758,684                6,278,337
           08/31/97               6,721,424                6,270,802
           09/30/97               6,895,854                6,410,014
           10/31/97               6,891,415                6,545,905
           11/30/97               6,834,927                6,467,355
           12/31/97               6,817,845                6,460,241
           01/31/98               6,851,128                6,524,843
           02/28/98               6,915,929                6,573,126
           03/31/98               6,961,654                6,523,829
           04/30/98               7,063,593                6,624,295
           05/31/98               7,059,363                6,652,780
           06/30/98               7,070,889                6,671,407
           07/31/98               7,130,372                6,689,420
           08/31/98               7,124,542                6,874,048
           09/30/98               7,491,180                7,232,874
           10/31/98               7,509,415                7,394,889
           11/30/98               7,456,893                7,311,327
           12/31/98               7,669,954                7,448,780
           01/31/99               7,718,892                7,387,701
           02/28/99               7,459,185                7,140,951
           03/31/99               7,441,983                7,158,805

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/1/1993, the first full month following the Fund's Institutional Class inception on 11/23/1993, compared to the J.P. Morgan Global Index (Unhedged), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/1/1996. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  For the fiscal year ended March 31, 1999, the Global Bond Fund Institutional
   Class shares posted a return of 6.90%, underperforming the 9.73% return of the Fund's benchmark, the J.P. Morgan Global Index (Unhedged).

 . Heightened turmoil in the emerging markets beginning in July 1998, particularly Russia's debt default, sparked a wave of volatility and a subsequent flight to quality which hurt performance in all peripheral markets.

 . The hedge fund crisis meant that technical factors drove the markets as investors scurried out of riskier asset classes into safe-haven trades.

 . Commodity based economies suffered severely as oil prices declined and as commodity prices fell.

 . Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects and an underweight government bond and currency position in Japan were the primary factors limiting relative returns.

 . A bullish duration stance added to performance as yields in most developed bond markets fell year on year.

 .  Country selection within the European bloc was a slight positive for returns.

 . The Fund's currency strategy detracted from both absolute and relative performance, particularly the Fund's initial overweighting of the Norwegian krone versus the Deutschemark and overweighting the euro against the U.S. dollar and Japanese yen.

 . In general, the US dollar declined against both the yen and the Deutschemark, ending 1998 down. This helped unhedged portfolios such as the Fund. Although the euro has dropped versus the U.S. dollar since its inception, fiscal year on year the dollar has also depreciated.




                                                          1999 Annual Report  23

PIMCO Global Bond Fund II


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management (U.S. and non-U.S.).

Portfolio:
Primarily investment grade U.S. and foreign bonds.

Duration:
5.90 years

Total Net Assets:
$43 million



Country Allocation:*

                           [PIE CHART APPEARS HERE]

                     United States                   47.7%
                     United Kingdom                   7.8%
                     Japan                            7.0%
                     Supranational                    4.7%
                     Canada                           4.3%
                     Short-Term Instruments           6.4%
                     Other                           22.1%



Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                             AAA             70.8%
                              AA             16.4%
                               A              5.0%
                             BBB              5.2%
                              BB              1.6%
                               B              1.0%



*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

              Inst'l Class         J.P. Morgan Global    Lipper Global Income
              (Incep. 2/25/1998)   Index (Hedged)        Fund Average
--------------------------------------------------------------------------------
1 Year              6.06%                9.33%                 2.43%
Since Inception*    7.02%                  --                    --
* Annualized


        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                                            J.P.
                                                            Morgan
                                    Global                  Global
                                    Index                   Index
            Month                   Fund II                 (Hedged)
           02/28/98                 5,000,000               5,000,000
           03/31/98                 5,069,096               5,032,502
           04/30/98                 5,092,746               5,057,159
           05/31/98                 5,121,536               5,120,376
           06/30/98                 5,146,064               5,157,242
           07/31/98                 5,210,272               5,190,249
           08/31/98                 5,156,019               5,308,584
           09/30/98                 5,273,043               5,443,954
           10/31/98                 5,187,282               5,431,977
           11/30/98                 5,256,161               5,470,545
           12/31/98                 5,303,609               5,470,545
           01/31/99                 5,422,839               5,525,796
           02/28/99                 5,341,215               5,451,750
           03/31/99                 5,376,152               5,501,909

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/1/1998, the first full month following the Fund's Institutional Class inception on 2/25/1998, compared to the J.P. Morgan Global Index (Hedged), an unmanaged market index. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  For the fiscal year ended March 31, 1999, the Global Bond Fund II
   Institutional Class shares posted a return of 6.06%, underperforming the 9.33% return of the Fund's benchmark, the J.P. Morgan Global Index (Hedged).

 . Heightened turmoil in the emerging markets beginning in July 1998, particularly Russia's debt default, sparked a wave of volatility and a subsequent flight to quality which hurt performance in all peripheral markets.

 . The hedge fund crisis meant that technical factors drove the markets as investors scurried out of riskier asset classes into safe-haven trades.

 . Commodity based economies suffered severely as oil prices declined and as commodity prices fell.

 . Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects and an underweight government bond and currency position in Japan were the primary factors limiting relative returns.

 . A bullish duration stance added to performance as yields in most developed bond markets fell year on year.

 .  Country selection within the European bloc was a slight positive for returns.

 . The Fund's currency strategy detracted from both absolute and relative performance, particularly the Fund's initial overweighting of the Norwegian krone versus the Deutschemark and overweighting the euro against the U.S. dollar and Japanese yen.



24  PIMCO Funds

PIMCO Emerging Markets Bond Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily emerging market bonds.

Duration:
5.01 years

Total Net Assets:
$5 million

Country Allocation:*

                           [PIE CHART APPEARS HERE]

                     Argentina                       19.1%
                     Mexico                          18.4%
                     Brazil                          14.4%
                     South Korea                     10.3%
                     United States                    6.0%
                     Venezuela                        5.8%
                     Poland                           4.3%
                     Philippines                      4.2%
                     Short-Term Instruments           4.3%
                     Other                           13.2%



Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA              4.9%
                              AA              1.0%
                               A              2.0%
                             BBB             22.9%
                              BB             46.6%
                               B             21.8%
                              CC              0.8%




*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                             J.P. Morgan
             Inst'l Class            Admin. Class            Emerging Markets    Lipper Emerging Markets
             (Incep. 7/31/1997)      (Incep. 9/30/1998)      Plus Index          Debt Fund Average
-----------------------------------------------------------------------------------------------------------
1 Year              -12.55%                   --               -14.46%                 -21.01%
Since Inception      -6.03%*               17.88%                  --                      --

* Annualized



        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                                          J.P.
                                                          Morgan
                                  Emerging                Emerging
                                  Markets                 Markets
                                  Bond                    Plus
 Month                            Fund                    Index
07/31/97                          5,000,000               5,000,000
08/31/97                          4,941,202               4,979,763
09/30/97                          5,077,992               5,132,145
10/31/97                          4,500,427               4,540,921
11/30/97                          4,738,197               4,756,615
12/31/97                          4,859,660               4,920,720
01/31/98                          4,866,472               4,910,880
02/28/98                          5,005,158               5,051,329
03/31/98                          5,155,188               5,177,076
04/30/98                          5,168,205               5,189,638
05/31/98                          5,002,060               5,012,513
06/30/98                          4,838,082               4,867,654
07/31/98                          4,912,199               4,901,240
08/31/98                          3,543,793               3,492,624
09/30/98                          3,819,422               3,834,203
10/31/98                          4,019,347               4,082,276
11/30/98                          4,340,414               4,322,720
12/31/98                          4,288,256               4,214,652
01/31/99                          4,139,443               4,058,290
02/28/99                          4,222,136               4,116,729
03/31/99                          4,507,995               4,428,365

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund's Institutional Class inception date, compared to the J.P. Morgan Emerging Markets Plus Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/1998. The Fund may invest in foreign securities which involve potentially higher risks including currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Emerging Markets Bond Fund Institutional Class outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index, for the fiscal year ended March 31, 1999 (-12.55% for the Fund versus -14.46% for the Index).

 . Above-Index duration detracted from relative returns in an environment where yield premiums widened.

 . Overweighting South Korea boosted performance as economic reform led to a credit upgrade of "investment grade."

 . Within Latin America, concentrations in higher-quality credits such as Mexico and Argentina added to returns.

 . Our overweight in Poland enhanced returns as Poland was the best emerging market performer over the past 12 months.

 . The Fund was substantially underweight in Russian debt, which was positive for performance given Russia's default on domestic debt in August 1998.



                                                          1999 Annual Report  25

PIMCO Strategic Balanced Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily a combination of short- and intermediate-term investment grade bonds, and S&P 500 Index futures.

Duration:
1.99 years

Total Net Assets:
$98 million


Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                     Mortgage-Backed Securities      35.0%
                     Short-Term Instruments          34.1%
                     Corporate Bonds and Notes       19.6%
                     Asset-Backed Securities          5.2%
                     Other                            6.1%


Quality Breakdown:*


                           [PIE CHART APPEARS HERE]

                             AAA             72.8%
                              AA              8.3%
                               A              9.3%
                             BBB              6.4%
                              BB              3.2%



*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                           60% S&P 500 Index and   Lipper      Lipper
                   Inst'l Class            40% Lehman Brothers     Balanced    Balanced
                   (Incep. 6/28/1996)      Aggregate Bond Index    Index       Fund Average
---------------------------------------------------------------------------------------------------
1 Year                    12.36%                  14.18%             8.32%         6.47%
Since Inception*          20.66%                     --                --            --

* Annualized



        CUMULATIVE RETURNS THROUGH MARCH 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                        60%
                                        S&P 500
                                        Index
                                        and 40%
                                        Lehman
                                        Brothers
                   Strategic            Aggregate           Lipper
                   Balanced             Bond                Balanced
 Month             Fund                 Index               Index
06/30/96           5,000,000            5,000,000           5,000,000
07/31/96           4,865,000            4,872,933           4,871,300
08/31/96           4,940,000            4,931,328           4,948,159
09/30/96           5,175,000            5,132,224           5,131,196
10/31/96           5,320,000            5,262,627           5,240,029
11/30/96           5,615,000            5,537,365           5,484,214
12/31/96           5,511,545            5,450,953           5,416,758
01/31/97           5,743,214            5,661,975           5,582,512
02/28/97           5,775,539            5,694,243           5,603,167
03/31/97           5,591,600            5,528,617           5,440,115
04/30/97           5,846,009            5,759,756           5,603,862
05/31/97           6,089,593            5,991,928           5,833,060
06/30/97           6,275,398            6,181,439           6,020,301
07/31/97           6,659,382            6,543,230           6,362,857
08/31/97           6,423,506            6,300,974           6,161,154
09/30/97           6,659,150            6,545,208           6,406,984
10/31/97           6,565,126            6,452,023           6,290,376
11/30/97           6,736,582            6,643,106           6,405,490
12/31/97           6,843,897            6,738,297           6,500,291
01/31/98           6,937,730            6,817,616           6,545,793
02/28/98           7,213,362            7,110,452           6,805,661
03/31/98           7,459,339            7,338,829           7,013,914
04/30/98           7,524,460            7,398,449           7,062,310
05/31/98           7,447,498            7,350,213           6,990,981
06/30/98           7,662,852            7,554,287           7,117,518
07/31/98           7,621,044            7,512,443           7,034,243
08/31/98           6,904,331            6,909,658           6,427,891
09/30/98           7,310,278            7,239,956           6,705,576
10/31/98           7,639,840            7,577,983           6,956,364
11/30/98           8,239,043            7,870,767           7,210,967
12/31/98           8,189,101            8,152,341           7,477,052
01/31/99           8,385,168            8,380,174           7,596,685
02/28/99           8,117,209            8,165,384           7,414,365
03/31/99           8,381,044            8,379,502           7,597,499

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/1996, the first full month following the Fund's Institutional Class inception on 6/28/1996, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Fund had a total return of 12.36% for the fiscal year versus 8.32% for the Lipper Balanced Fund Index with the excess performance due mainly to a larger equity apportionment.

 .  The Fund underperformed a "neutral" blend of 60% S&P 500 Index and 40% Lehman
   Brothers Aggregate Bond Index (broad investment-grade U.S. debt markets) which returned 14.18%.

 . The Fund's asset strategy, which overweighted equities based upon the Adviser's view of an expanding economy, was favorable for performance as the S&P 500 Index had a total return of 18.46% for the fiscal year versus 6.49% for the Lehman Brothers Aggregate Bond Index.

 . Equity portfolio performance relative to the S&P 500 Index was affected adversely by limited U.S. high yield and emerging market debt positions which suffered price losses during the global financial markets' crisis in the latter part of 1998.

 . The fixed income portfolio underperformed the Lehman Brothers Aggregate Index due to small emerging market and U.S. high yield positions and an overweighting of intermediate maturities when yields increased during the latter half of the fiscal year.




26  PIMCO Funds

PIMCO StocksPLUS Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Total return which exceeds that of the S&P 500 Index.

Portfolio:
Primarily S&P 500 Index futures and short-term bonds.

Duration:
0.78 years

Total Net Assets:
$1,202 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                 Corporate Bonds and Notes               37.2%
                 Short-Term Instruments                  32.0%
                 Mortgage-Backed Securities              22.3%
                 Sovereign Issues                         4.4%
                 Other                                    4.1%



Quality Breakdown:*



                           [PIE CHART APPEARS HERE]

                             AAA             48.3%
                              AA             20.3%
                               A             15.6%
                             BBB              9.0%
                              BB              6.8%




*% of Total Investments as of March 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance  For the Period Ended March 31, 1999

                  Inst'l Class            Admin. Class                             Lipper Growth &
                  (Incep. 5/14/1993)      (Incep. 1/7/1997)       S&P 500 Index    Income Fund Average
----------------------------------------------------------------------------------------------------------
1 Year                  17.65%                  17.21%                 18.46%              5.47%
3 Years*                27.58%                     --                  28.07%             19.49%
5 Years*                26.99%                     --                  26.25%             19.53%
Since Inception*        23.37%                  27.93%                    --                 --

* Annualized



        Cumulative Returns Through March 31, 1999
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]



                                    Stocks-             S&P
                                    PLUS                500
Month                               Fund                Index
05/31/93                             5,000,000           5,000,000
06/30/93                             5,027,261           5,014,650
07/31/93                             5,017,471           4,994,491
08/31/93                             5,208,380           5,183,982
09/30/93                             5,157,774           5,144,221
10/31/93                             5,271,731           5,250,655
11/30/93                             5,212,275           5,200,616
12/31/93                             5,306,421           5,263,492
01/31/94                             5,480,662           5,442,451
02/28/94                             5,311,701           5,294,743
03/31/94                             5,077,284           5,063,892
04/30/94                             5,141,283           5,128,811
05/31/94                             5,237,282           5,212,974
06/30/94                             5,126,078           5,085,204
07/31/94                             5,325,725           5,252,202
08/31/94                             5,568,540           5,467,543
09/30/94                             5,473,357           5,333,861
10/31/94                             5,561,106           5,453,713
11/30/94                             5,391,092           5,255,089
12/31/94                             5,461,225           5,333,022
01/31/95                             5,612,304           5,471,307
02/28/95                             5,864,102           5,684,524
03/31/95                             6,023,776           5,852,274
04/30/95                             6,219,204           6,024,624
05/31/95                             6,500,850           6,265,428
06/30/95                             6,643,179           6,410,974
07/31/95                             6,854,074           6,623,561
08/31/95                             6,900,939           6,640,187
09/30/95                             7,193,848           6,920,403
10/31/95                             7,181,918           6,895,697
11/30/95                             7,527,891           7,198,418
12/31/95                             7,673,723           7,337,059
01/31/96                             7,949,045           7,586,813
02/29/96                             7,970,224           7,657,142
03/31/96                             8,076,117           7,730,881
04/30/96                             8,177,430           7,844,834
05/31/96                             8,365,584           8,047,152
06/30/96                             8,445,187           8,077,812
07/31/96                             8,052,904           7,720,934
08/31/96                             8,223,140           7,883,768
09/30/96                             8,704,242           8,327,467
10/31/96                             8,981,877           8,557,139
11/30/96                             9,649,702           9,203,973
12/31/96                             9,444,046           9,021,642
01/31/97                            10,025,985           9,585,314
02/28/97                            10,100,806           9,660,463
03/31/97                             9,646,437           9,263,515
04/30/97                            10,244,078           9,816,546
05/31/97                            10,892,224          10,414,178
06/30/97                            11,344,245          10,880,733
07/31/97                            12,278,977          11,746,513
08/31/97                            11,616,167          11,088,473
09/30/97                            12,220,454          11,695,789
10/31/97                            11,832,913          11,305,149
11/30/97                            12,315,186          11,828,465
12/31/97                            12,546,229          12,031,560
01/31/98                            12,716,721          12,164,629
02/28/98                            13,569,183          13,041,941
03/31/98                            14,253,076          13,709,819
04/30/98                            14,425,043          13,847,740
05/31/98                            14,141,803          13,609,698
06/30/98                            14,691,669          14,162,524
07/31/98                            14,528,428          14,011,693
08/31/98                            12,314,475          11,985,882
09/30/98                            13,256,889          12,753,698
10/31/98                            14,302,676          13,791,084
11/30/98                            15,122,901          14,626,961
12/31/98                            16,099,828          15,469,767
01/31/99                            16,648,553          16,116,712
02/28/99                            16,088,153          15,615,805
03/31/99                            16,768,984          16,240,593

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/1/1993, the first full month following the Fund's Institutional Class inception on 5/14/1993, compared to the Standard and Poor's 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/7/1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  Large-cap U.S. equities had a remarkable year as the Dow Jones Industrial
   Average broke 10,000 and the S&P 500 Index returned an impressive 18.46% for the year ended March 31, 1999. The strength of the equity market was fueled by a robust U.S. economy that continued to grow at a brisk rate despite the financial and economic uncertainty abroad. The StocksPLUS Fund Institutional Class shares delivered a strong, albeit lower return of 17.65% relative to the S&P 500 Index for the fiscal year.

 . Volatility in both equity and fixed income markets increased over the past 12 months led by the turmoil abroad. This volatility was especially acute during the third calendar quarter of 1998 as a Russian devaluation coupled with problems in Asia resulted in a dramatic flight by investors to the quality of U.S. Treasuries and other non-U.S. developed government debt issues.

 . An extended portfolio duration on the fixed income portfolio backing the Fund's S&P 500 Index exposure (exposure achieved through investments in S&P 500 Index futures and swap contracts) was positive for relative performance primarily due to the notable decline in interest rates.

 . Mortgage-backed securities detracted from performance as falling interest rates led to increased prepayment risk for investors. Corporate debt holdings also performed poorly on a relative basis as credit risk premiums widened dramatically.




                                                          1999 Annual Report  27

Financial Highlights - Institutional Classes

                                Net Asset                      Net Realized/    Total         Dividends     Dividends in
                                Value                          Unrealized       Income from   from Net      Excess of Net
Selected Per Share Data for     Beginning    Net Investment    Gain (Loss) on   Investment    Investment    Investment
the Year or Period Ended:       of Period    Income (Loss)     Investments      Operations    Income        Income

Total Return Fund
    Institutional Class
    03/31/1999                  $ 10.62         $ 0.63(a)        $ 0.16(a)         $ 0.79      $(0.63)     $ 0.00
    03/31/1998                    10.27           0.64(a)          0.62(a)           1.26       (0.62)      (0.02)
    03/31/1997                    10.29           0.68            (0.02)             0.66       (0.66)      (0.02)
    03/31/1996                    10.02           0.81             0.29              1.10       (0.61)      (0.10)
    03/31/1995                    10.25           0.64            (0.24)             0.40       (0.56)      (0.05)

    Administrative Class
    03/31/1999                    10.62           0.61(a)          0.16(a)           0.77       (0.61)       0.00
    03/31/1998                    10.27           0.61(a)          0.63(a)           1.24       (0.60)      (0.02)
    03/31/1997                    10.29           0.66(a)         (0.02)(a)          0.64       (0.64)      (0.02)
    03/31/1996                    10.01           0.80             0.29              1.09       (0.60)      (0.09)
    09/07/1994 - 03/31/1995       10.00           0.31             0.06              0.37       (0.32)      (0.03)

Total Return Fund II
    Institutional Class
    03/31/1999                  $ 10.26         $ 0.59(a)        $ 0.17(a)         $ 0.76      $(0.59)     $ 0.00
    03/31/1998                     9.85           0.63(a)          0.52(a)           1.15       (0.60)      (0.03)
    03/31/1997                     9.89           0.61            (0.02)             0.59       (0.62)      (0.01)
    11/01/1995 - 03/31/1996       10.21           0.25            (0.17)             0.08       (0.26)       0.00
    10/31/1995(a)                  9.39           0.69             0.76              1.45       (0.62)       0.00

    Administrative Class
    03/31/1999                    10.26           0.56(a)          0.17(a)           0.73       (0.56)       0.00
    03/31/1998                     9.85           0.60(a)          0.52(a)           1.12       (0.57)      (0.03)
    03/31/1997                     9.89           0.59            (0.02)             0.57       (0.60)      (0.01)
    11/01/1995 - 03/31/1996       10.22           0.24            (0.17)             0.07       (0.26)       0.00
    11/30/1994 - 10/31/1995(a)     9.34           0.56             0.88              1.44       (0.55)       0.00

Total Return Fund III
    Institutional Class
    03/31/1999                  $  9.55         $ 0.57(a)        $ 0.20(a)         $ 0.77      $(0.56)     $ 0.00
    03/31/1998                     9.15           0.57(a)          0.56(a)           1.13       (0.54)      (0.03)
    03/31/1997                     9.13           0.55             0.05              0.60       (0.55)      (0.02)
    03/31/1996                     8.99           0.72             0.17              0.89       (0.54)      (0.09)
    03/31/1995                     9.18           0.59            (0.16)             0.43       (0.52)      (0.02)

    Administrative Class
    03/31/1999                     9.55           0.55(a)          0.20(a)           0.75       (0.54)       0.00
    04/11/1997 - 03/31/1998        9.12           0.54(a)          0.58(a)           1.12       (0.50)      (0.03)

Moderate Duration Fund
    Institutional Class
    03/31/1999                  $ 10.14         $ 0.60(a)        $ 0.07(a)         $ 0.67      $(0.60)     $ 0.00
    03/31/1998                     9.83           0.38(a)          0.56(a)           0.94       (0.60)       0.00
    12/31/1996 - 03/31/1997       10.00           0.15            (0.17)            (0.02)      (0.15)       0.00

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


28  PIMCO Funds See accompanying notes

                                         Distributions      Distributions
                                         from Net           in Excess of Net   Tax Basis                     Net Asset
Selected Per Share Data for              Realized           Realized Capital   Return of    Total            Value End
the Year or Period Ended:                Capital Gains      Gains              Capital      Distributions    of Period

Total Return Fund
    Institutional Class
    03/31/1999                            $(0.24)               $(0.18)         $ 0.00          $(1.05)         $10.36
    03/31/1998                             (0.27)                 0.00            0.00           (0.91)          10.62
    03/31/1997                              0.00                  0.00            0.00           (0.68)          10.27
    03/31/1996                             (0.12)                 0.00            0.00           (0.83)          10.29
    03/31/1995                              0.00                  0.00           (0.02)          (0.63)          10.02

    Administrative Class
    03/31/1999                             (0.24)                (0.18)           0.00           (1.03)          10.36
    03/31/1998                             (0.27)                 0.00            0.00           (0.89)          10.62
    03/31/1997                              0.00                  0.00            0.00           (0.66)          10.27
    03/31/1996                             (0.12)                 0.00            0.00           (0.81)          10.29
    09/07/1994 - 03/31/1995                 0.00                  0.00           (0.01)          (0.36)          10.01

Total Return Fund II
    Institutional Class
    03/31/1999                            $(0.18)               $(0.14)         $ 0.00          $(0.91)         $10.11
    03/31/1998                             (0.11)                 0.00            0.00           (0.74)          10.26
    03/31/1997                              0.00                  0.00            0.00           (0.63)           9.85
    11/01/1995 - 03/31/1996                (0.09)                (0.05)           0.00           (0.40)           9.89
    10/31/1995(a)                          (0.01)                 0.00            0.00           (0.63)          10.21

    Administrative Class
    03/31/1999                             (0.18)                (0.14)           0.00           (0.88)          10.11
    03/31/1998                             (0.11)                 0.00            0.00           (0.71)          10.26
    03/31/1997                              0.00                  0.00            0.00           (0.61)           9.85
    11/01/1995 - 03/31/1996                (0.09)                (0.05)           0.00           (0.40)           9.89
    11/30/1994 - 10/31/1995(a)             (0.01)                 0.00            0.00           (0.56)          10.22

Total Return Fund III
    Institutional Class
    03/31/1999                            $(0.24)               $(0.25)         $ 0.00          $(1.05)         $ 9.27
    03/31/1998                             (0.16)                 0.00            0.00           (0.73)           9.55
    03/31/1997                              0.00                 (0.01)           0.00           (0.58)           9.15
    03/31/1996                             (0.12)                 0.00            0.00           (0.75)           9.13
    03/31/1995                              0.00                  0.00           (0.08)          (0.62)           8.99

    Administrative Class
    03/31/1999                             (0.24)                (0.25)           0.00           (1.03)           9.27
    04/11/1997 - 03/31/1998                (0.16)                 0.00            0.00           (0.69)           9.55

Moderate Duration Fund
    Institutional Class
    03/31/1999                            $(0.11)               $(0.16)         $ 0.00          $(0.87)         $ 9.94
    03/31/1998                             (0.03)                 0.00            0.00           (0.63)          10.14
    12/31/1996 - 03/31/1997                 0.00                  0.00            0.00           (0.15)           9.83


                                                                                             Ratio of Net
                                                                             Ratio of        Investment
                                                                             Expenses to     Income (Loss)
Selected Per Share Data for                               Net Assets End     Average Net     to Average Net   Portfolio
the Year or Period Ended:                 Total Return    of Period (000s)   Assets          Assets           Turnover Rate

Total Return Fund
    Institutional Class
    03/31/1999                               7.60%         $21,711,396         0.43%            5.91%           154%
    03/31/1998                              12.63           16,484,119         0.43             6.06            206
    03/31/1997                               6.60           12,528,536         0.43             6.60            173
    03/31/1996                              11.14           10,247,605         0.42             6.85            221
    03/31/1995                               4.22            7,239,735         0.41             6.72             98

    Administrative Class
    03/31/1999                               7.33            1,972,984         0.68             5.52            154
    03/31/1998                              12.36              481,730         0.68             5.74            206
    03/31/1997                               6.34              151,194         0.68             6.35            173
    03/31/1996                              10.99              104,618         0.68             6.64            221
    09/07/1994 - 03/31/1995                  3.76                9,037         0.66+            6.54+            98

Total Return Fund II
    Institutional Class
    03/31/1999                               7.46%         $   986,690         0.50%            5.65%           213%
    03/31/1998                              11.99              574,587         0.50             6.15            361
    03/31/1997                               6.15              478,451         0.50             6.38            293
    11/01/1995 - 03/31/1996                  0.78              455,583         0.51+            6.36+            73
    10/31/1995(a)                           15.96              442,091         0.50             6.47             41

    Administrative Class
    03/31/1999                               7.19               54,736         0.75             5.33            213
    03/31/1998                              11.71               15,172         0.75             5.86            361
    03/31/1997                               5.88                5,304         0.75             6.13            293
    11/01/1995 - 03/31/1996                  0.57                3,320         0.76+            6.06+            73
    11/30/1994 - 10/31/1995(a)              15.92                3,163         0.76+            6.22+            41

Total Return Fund III
    Institutional Class
    03/31/1999                               8.20%         $   488,243         0.50%            5.85%           216%
    03/31/1998                              12.62              365,249         0.51             5.99            183
    03/31/1997                               6.76              193,297         0.51             6.21             90
    03/31/1996                              10.06              142,223         0.50             6.82            177
    03/31/1995                               4.92               99,497         0.50             6.95            146

    Administrative Class
    03/31/1999                               7.93                1,867         0.75             5.59            216
    04/11/1997 - 03/31/1998                 12.46                  178         0.76+            5.85+           183

Moderate Duration Fund
    Institutional Class
    03/31/1999                               6.70%         $   317,400         0.45%            5.94%           169%
    03/31/1998                               9.80              239,152         0.45             3.75             96
    12/31/1996 - 03/31/1997                 (0.25)              13,458         0.44+            6.01+            49



                                          PIMCO Funds See accompanying notes  29

                                                                     Net Realized/     Total          Dividends     Dividends in
                              Net Asset Value                        Unrealized        Income from    from Net      Excess of Net
Selected Per Share Data for   Beginning          Net Investment      Gain (Loss) on    Investment     Investment    Investment
the Year or Period Ended:     of Period          Income (Loss)       Investments       Operations     Income        Income

Low Duration Fund
    Institutional Class
    03/31/1999                $  10.18           $    0.65(a)        $   (0.02)(a)     $   0.63       $   (0.65)    $    0.00
    03/31/1998                    9.98                0.65(a)             0.23 (a)         0.88           (0.63)        (0.02)
    03/31/1997                    9.95                0.64                0.03             0.67           (0.63)        (0.01)
    03/31/1996                    9.76                0.66                0.21             0.87           (0.68)         0.00
    03/31/1995                   10.04                0.65               (0.30)            0.35           (0.54)         0.00

    Administrative Class
    03/31/1999                   10.18                0.62(a)            (0.02)(a)         0.60           (0.62)         0.00
    03/31/1998                    9.98                0.63(a)             0.22 (a)         0.85           (0.60)        (0.02)
    03/31/1997                    9.95                0.62                0.03             0.65           (0.60)        (0.02)
    03/31/1996                    9.76                0.63                0.21             0.84           (0.65)         0.00
    12/31/1994 - 03/31/1995       9.67                0.18                0.07             0.25           (0.14)         0.00

Low Duration Fund II
    Institutional Class
    03/31/1999                $  10.00           $    0.58(a)        $    0.00 (a)     $   0.58       $   (0.58)    $    0.00
    03/31/1998                    9.81                0.22(a)             0.59 (a)         0.81           (0.56)        (0.04)
    03/31/1997                    9.82                0.62               (0.03)            0.59           (0.58)        (0.02)
    03/31/1996                    9.77                0.66                0.04             0.70           (0.60)        (0.03)
    03/31/1995                    9.94                0.62               (0.16)            0.46           (0.58)        (0.03)

    Administrative Class
    03/31/1999                   10.00                0.56(a)             0.00 (a)         0.56           (0.56)         0.00
    02/02/1998 - 03/31/1998      10.03                0.14(a)            (0.08)(a)         0.06           (0.08)        (0.01)

Low Duration Fund III
    Institutional Class
    03/31/1999                $  10.05           $    0.60(a)        $    0.00 (a)     $   0.60       $   (0.60)    $    0.00
    03/31/1998                    9.91                0.53(a)             0.24 (a)         0.77           (0.60)         0.00
    12/31/1996 - 03/31/1997      10.00                0.15               (0.09)            0.06           (0.15)         0.00

    Administrative Class
    03/19/1999 - 03/31/1999       9.97                0.02                0.01             0.03           (0.02)         0.00

Short-Term Fund
    Institutional Class
    03/31/1999                $  10.06           $    0.57(a)        $   (0.02)(a)     $   0.55       $   (0.57)    $    0.00
    03/31/1998                   10.00                0.62(a)             0.06 (a)         0.68           (0.60)        (0.01)
    03/31/1997                    9.92                0.61                0.08             0.69           (0.59)        (0.02)
    03/31/1996                    9.79                0.69                0.12             0.81           (0.65)        (0.03)
    03/31/1995                    9.92                0.56               (0.13)            0.43           (0.55)        (0.01)

    Administrative Class
    03/31/1999                   10.06                0.54(a)            (0.02)(a)         0.52           (0.54)         0.00
    03/31/1998                   10.00                0.59(a)             0.07 (a)         0.66           (0.58)        (0.01)
    03/31/1997                    9.92                0.58                0.08             0.66           (0.57)        (0.01)
    02/01/1996 - 03/31/1996       9.98                0.11               (0.07)            0.04           (0.10)         0.00




+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.50%
(c) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.75%



30  PIMCO Funds See accompanying notes


                                    Distributions    Distributions
                                    from Net         in Excess of        Tax Basis                         Net Asset
Selected Per Share Data for         Realized         Net Realized        Return of     Total               Value End
the Year or Period Ended:           Capital Gains    Capital Gains       Capital       Distributions       of Period

Low Duration Fund
    Institutional Class
    03/31/1999                      $   (0.01)       $   (0.05)          $   0.00      $  $(0.71)          $   10.10
    03/31/1998                          (0.03)            0.00               0.00          (0.68)              10.18
    03/31/1997                           0.00             0.00               0.00          (0.64)               9.98
    03/31/1996                           0.00             0.00               0.00          (0.68)               9.95
    03/31/1995                           0.00             0.00              (0.09)         (0.63)               9.76

    Administrative Class
    03/31/1999                          (0.01)           (0.05)              0.00          (0.68)              10.10
    03/31/1998                          (0.03)            0.00               0.00          (0.65)              10.18
    03/31/1997                           0.00             0.00               0.00          (0.62)               9.98
    03/31/1996                           0.00             0.00               0.00          (0.65)               9.95
    12/31/1994 - 03/31/1995              0.00             0.00              (0.02)         (0.16)               9.76

Low Duration Fund II
    Institutional Class
    03/31/1999                      $    0.00        $   (0.05)          $   0.00      $   (0.63)          $    9.95
    03/31/1998                          (0.02)            0.00               0.00          (0.62)              10.00
    03/31/1997                           0.00             0.00               0.00          (0.60)               9.81
    03/31/1996                           0.00             0.00              (0.02)         (0.65)               9.82
    03/31/1995                           0.00             0.00              (0.02)         (0.63)               9.77

    Administrative Class
    03/31/1999                           0.00            (0.05)              0.00          (0.61)               9.95
    02/02/1998 - 03/31/1998              0.00             0.00               0.00          (0.09)              10.00

Low Duration Fund III
    Institutional Class
    03/31/1999                      $    0.00        $   (0.07)          $   0.00      $   (0.67)          $    9.98
    03/31/1998                          (0.03)            0.00               0.00          (0.63)              10.05
    12/31/1996 - 03/31/1997              0.00             0.00               0.00          (0.15)               9.91

    Administrative Class
    03/19/1999 - 03/31/1999              0.00            (0.00)              0.00          (0.02)               9.98

Short-Term Fund
    Institutional Class
    03/31/1999                      $    0.00        $   (0.01)          $   0.00      $   (0.58)          $   10.03
    03/31/1998                          (0.01)            0.00               0.00          (0.62)              10.06
    03/31/1997                           0.00             0.00               0.00          (0.61)              10.00
    03/31/1996                           0.00             0.00               0.00          (0.68)               9.92
    03/31/1995                           0.00             0.00               0.00          (0.56)               9.79

    Administrative Class
    03/31/1999                           0.00            (0.01)              0.00          (0.55)              10.03
    03/31/1998                          (0.01)            0.00               0.00          (0.60)              10.06
    03/31/1997                           0.00             0.00               0.00          (0.58)              10.00
    02/01/1996 - 03/31/1996              0.00             0.00               0.00          (0.10)               9.92

                                                                                     Ratio of Net
                                                                     Ratio of        Investment
                                                                     Expenses to     Income (Loss) to
Selected Per Share Data for                       Net Assets End     Average Net     Average Net         Portfolio
the Year or Period Ended:          Total Return   of Period (000s)   Assets          Assets              Turnover Rate

Low Duration Fund
    Institutional Class
    03/31/1999                       6.35%        $   3,367,438         0.43%            6.36%                245%
    03/31/1998                       9.00             2,759,531         0.43             6.39                 309
    03/31/1997                       6.97             2,797,001         0.43             6.46                 240
    03/31/1996                       9.13             2,677,574         0.42             6.88                 209
    03/31/1995                       3.60             2,332,032         0.41             6.46                  77

    Administrative Class
    03/31/1999                       6.09               128,212         0.68             6.09                 245
    03/31/1998                       8.73                46,186         0.68             6.16                 309
    03/31/1997                       6.71                23,564         0.68             6.21                 240
    03/31/1996                       8.83                 2,536         0.69             6.73                 209
    12/31/1994 - 03/31/1995          2.53                   771         0.66+            6.93+                 77

Low Duration Fund II
    Institutional Class
    03/31/1999                       5.89%        $     414,463         0.57%(b)         5.79%                322%
    03/31/1998                       8.29               401,204         0.50             5.98                 335
    03/31/1997                       6.33               339,375         0.51             6.31                 237
    03/31/1996                       7.30               253,299         0.48             6.61                 225
    03/31/1995                       4.80               170,866         0.47             6.35                 102

    Administrative Class
    03/31/1999                       5.63                22,594         0.85(c)          5.47                 322
    02/02/1998 - 03/31/1998          0.58                    56         0.75+            8.53+                335

Low Duration Fund III
    Institutional Class
    03/31/1999                       6.10%        $      26,549         0.50%            5.94%                167%
    03/31/1998                       7.93                23,896         0.50             5.98                 307
    12/31/1996 - 03/31/1997          0.58                10,056         0.49+            6.00+                155

    Administrative Class
    03/19/1999 - 03/31/1999          0.15                     6         0.75             6.42                 167

Short-Term Fund
    Institutional Class
    03/31/1999                       5.63%        $     495,752         0.45%            5.66%                 47%
    03/31/1998                       7.06               172,846         0.45             6.12                  48
    03/31/1997                       7.12               156,515         0.47             6.12                  77
    03/31/1996                       8.49               101,797         0.58             6.86                 215
    03/31/1995                       4.46                90,114         0.50             5.67                  79

    Administrative Class
    03/31/1999                       5.39                 3,769         0.70             5.37                  47
    03/31/1998                       6.80                 5,147         0.70             5.86                  48
    03/31/1997                       6.86                 4,513         0.72             5.87                  77
    02/01/1996 - 03/31/1996          0.41                 3,999         0.52+            4.44+                215

                                   1999 Annual Report See accompanying notes  31

                                                                     Net Realized/     Total          Dividends     Dividends in
                                Net Asset Value                      Unrealized        Income from    from Net      Excess of Net
Selected Per Share Data for     Beginning          Net Investment    Gain (Loss) on    Investment     Investment    Investment
the Year or Period Ended:       of Period          Income (Loss)     Investments       Operations     Income        Income

Money Market Fund
    Institutional Class
    03/31/1999                  $    1.00          $  0.05(a)        $   0.00(a)       $  0.05        $  (0.05)     $   0.00
    03/31/1998                       1.00             0.05(a)            0.00(a)          0.05           (0.05)         0.00
    03/31/1997                       1.00             0.05               0.00             0.05           (0.05)         0.00
    11/01/1995 - 03/31/1996          1.00             0.02               0.00             0.02           (0.02)         0.00
    10/31/1995(a)                    1.00             0.06               0.00             0.06           (0.06)         0.00

  Administrative Class
    03/31/1999                       1.00             0.05(a)            0.00(a)          0.05           (0.05)         0.00
    03/31/1998                       1.00             0.05(a)            0.00(a)          0.05           (0.05)         0.00
    03/31/1997                       1.00             0.05               0.00             0.05           (0.05)         0.00
    11/01/1995 - 03/31/1996          1.00             0.02               0.00             0.02           (0.02)         0.00
    01/24/1995 - 10/31/1995(a)       1.00             0.05               0.00             0.05           (0.05)         0.00

Long-Term U.S. Government Fund
    Institutional Class
    03/31/1999                  $   10.57          $  0.63(a)        $   0.20(a)       $  0.83        $  (0.64)     $   0.00
    03/31/1998                       9.39             0.52(a)            1.34(a)          1.86           (0.62)         0.00
    03/31/1997                       9.96             0.79              (0.35)            0.44           (0.68)         0.00
    03/31/1996                       9.85             0.83               0.66             1.49           (0.68)        (0.04)
    03/31/1995                       9.96             0.60              (0.09)            0.51           (0.60)        (0.02)

    Administrative Class
    03/31/1999                      10.57             0.60(a)            0.20(a)          0.80           (0.61)         0.00
    09/23/1997 - 03/31/1998         10.17             0.26(a)            0.51(a)          0.77           (0.31)         0.00

High Yield Fund
    Institutional Class
    03/31/1999                  $   11.66          $  0.95(a)        $  (0.43)(a)      $  0.52        $  (0.94)     $  (0.01)
    03/31/1998                      11.10             0.98(a)            0.65(a)          1.63           (0.98)         0.00
    03/31/1997                      10.94             0.92               0.34             1.26           (0.97)         0.00
    03/31/1996                      10.42             1.04               0.54             1.58           (1.01)         0.00
    03/31/1995                      10.52             0.99              (0.12)            0.87           (0.93)        (0.02)

  Administrative Class
    03/31/1999                  $   11.66             0.93(a)           (0.43)(a)      $  0.50        $  (0.92)        (0.01)
    03/31/1998                      11.10             0.95(a)            0.65(a)          1.60           (0.95)         0.00
    03/31/1997                      10.94             0.85(a)            0.38(a)          1.23           (0.94)         0.00
    03/31/1996                      10.41             1.02(a)            0.54(a)          1.56           (0.98)         0.00
    01/16/1995 - 03/31/1995         10.14             0.23               0.25             0.48           (0.21)         0.00

Total Return Mortgage Fund
    Institutional Class
    03/31/1999                  $   10.24          $  0.58(a)        $   0.05(a)       $  0.63        $  (0.58)     $   0.00
    07/31/1997 - 03/31/1998         10.00             0.41(a)            0.30(a)          0.71           (0.46)         0.00

Low Duration Mortgage Fund
    Institutional Class
    03/31/1999                  $   10.13          $  0.64(a)        $  (0.08)(a)      $  0.56        $  (0.64)     $   0.00
    07/31/1997 - 03/31/1998         10.00             0.43(a)            0.14(a)          0.57           (0.42)         0.00

+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.50%
(c) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.76%
(d) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.51%
(e) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.50%




32  PIMCO Funds See accompanying notes



                                    Distributions    Distributions
                                    from Net         in Excess of         Tax Basis                        Net Asset
Selected Per Share Data for         Realized         Net Realized         Return of      Total             Value End
the Year or Period Ended:           Capital Gains    Capital Gains        Capital        Distributions     of Period

Money Market Fund
    Institutional Class
    03/31/1999                      $  0.00          $     0.00           $    0.00      $   (0.05)        $  1.00
    03/31/1998                         0.00                0.00                0.00          (0.05)           1.00
    03/31/1997                         0.00                0.00                0.00          (0.05)           1.00
    11/01/1995 - 03/31/1996            0.00                0.00                0.00          (0.02)           1.00
    10/31/1995(a)                      0.00                0.00                0.00          (0.06)           1.00

  Administrative Class
    03/31/1999                         0.00                0.00                0.00          (0.05)           1.00
    03/31/1998                         0.00                0.00                0.00          (0.05)           1.00
    03/31/1997                         0.00                0.00                0.00          (0.05)           1.00
    11/01/1995 - 03/31/1996            0.00                0.00                0.00          (0.02)           1.00
    01/24/1995 - 10/31/1995(a)         0.00                0.00                0.00          (0.05)           1.00

Long-Term U.S. Government Fund
    Institutional Class
    03/31/1999                      $  0.00          $    (0.46)          $    0.00      $   (1.10)        $ 10.30
    03/31/1998                        (0.06)               0.00                0.00          (0.68)          10.57
    03/31/1997                         0.00               (0.33)               0.00          (1.01)           9.39
    03/31/1996                        (0.50)              (0.16)               0.00          (1.38)           9.96
    03/31/1995                         0.00                0.00                0.00          (0.62)           9.85

    Administrative Class
    03/31/1999                         0.00               (0.46)               0.00          (1.07)          10.30
    09/23/1997 - 03/31/1998           (0.06)               0.00                0.00          (0.37)          10.57

High Yield Fund
    Institutional Class
    03/31/1999                      $  0.00          $     0.00           $    0.00      $   (0.95)        $ 11.23
    03/31/1998                         0.00               (0.09)               0.00          (1.07)          11.66
    03/31/1997                        (0.13)               0.00                0.00          (1.10)          11.10
    03/31/1996                        (0.05)               0.00                0.00          (1.06)          10.94
    03/31/1995                         0.00               (0.02)               0.00          (0.97)          10.42

  Administrative Class
    03/31/1999                         0.00                0.00                0.00          (0.93)          11.23
    03/31/1998                         0.00               (0.09)               0.00          (1.04)          11.66
    03/31/1997                        (0.13)               0.00                0.00          (1.07)          11.10
    03/31/1996                        (0.05)               0.00                0.00          (1.03)          10.94
    01/16/1995 - 03/31/1995            0.00                0.00                0.00          (0.21)          10.41

Total Return Mortgage Fund
    Institutional Class
    03/31/1999                      $ (0.03)         $    (0.07)          $    0.00      $   (0.68)        $ 10.19
    07/31/1997 - 03/31/1998           (0.01)               0.00                0.00          (0.47)          10.24

Low Duration Mortgage Fund
    Institutional Class
    03/31/1999                         0.00               (0.04)               0.00          (0.68)          10.01
    07/31/1997 - 03/31/1998           (0.02)               0.00                0.00          (0.44)          10.13


                                                                                     Ratio of Net
                                                                     Ratio of        Investment
                                                                     Expenses to     Income (Loss) to
Selected Per Share Data for                       Net Assets End     Average Net     Average Net         Portfolio
the Year or Period Ended:          Total Return   of Period (000s)   Assets          Assets              Turnover Rate

Money Market Fund
    Institutional Class
    03/31/1999                         5.14%      $    322,290         0.35%           4.85%               N/A
    03/31/1998                         5.40             55,335         0.35            5.29                N/A
    03/31/1997                         5.19             23,497         0.40            5.08                N/A
    11/01/1995 - 03/31/1996            2.58             25,935         0.33+           5.44+               N/A
    10/31/1995(a)                      5.67              7,741         0.40            5.53                N/A

  Administrative Class
    03/31/1999                         4.93              9,273         0.60            4.44                N/A
    03/31/1998                         5.12                749         0.60            5.04                N/A
    03/31/1997                         4.94                 12         0.66            4.83                N/A
    11/01/1995 - 03/31/1996            2.47                 10         0.61+           5.95+               N/A
    01/24/1995 - 10/31/1995(a)         4.21                 10         0.68+           5.94+               N/A

Long-Term U.S. Government Fund
    Institutional Class
    03/31/1999                         7.76%      $    170,847         0.89%(b)        5.83%               364%
    03/31/1998                        20.23             48,547         0.51            4.88                177
    03/31/1997                         4.48             19,995         0.63            7.63                402
    03/31/1996                        14.83             32,511         0.56            6.80                238
    03/31/1995                         5.50             32,349         0.50            6.62                 89

    Administrative Class
    03/31/1999                         7.46             11,383         1.15(c)         5.58                364
    09/23/1997 - 03/31/1998            7.60              4,957         0.76+           4.87+               177

High Yield Fund
    Institutional Class
    03/31/1999                         4.73%      $  2,162,868         0.50%           8.41%                39%
    03/31/1998                        15.26          1,628,930         0.50            8.52                 37
    03/31/1997                        12.04            744,498         0.50            8.77                 67
    03/31/1996                        15.70            536,983         0.47            9.28                 66
    03/31/1995                         8.81            336,310         0.48            9.37                 78

  Administrative Class
    03/31/1999                         4.49            238,792         0.75            8.17                 39
    03/31/1998                        14.98             69,937         0.75            8.21                 37
    03/31/1997                        11.76             10,428         0.76            8.48                 67
    03/31/1996                        15.54              1,007         0.80            9.16                 66
    01/16/1995 - 03/31/1995            4.66                 41         0.73+          10.12+                78

Total Return Mortgage Fund
    Institutional Class
    03/31/1999                         6.27%       $     4,128         0.50%           5.66%               158%
    07/31/1997 - 03/31/1998            6.69              3,588         0.52+           6.07+               593

Low Duration Mortgage Fund
    Institutional Class
    03/31/1999                         5.71%      $      4,119         2.37%(d)        6.35%               198%
    07/31/1997 - 03/31/1998            5.86              3,748         1.81+(e)        6.30+               486

                                   1999 Annual Report See accompanying notes  33

                                                                     Net Realized/     Total          Dividends     Dividends in
                              Net Asset Value                        Unrealized        Income from    from Net      Excess of Net
Selected Per Share Data for   Beginning          Net Investment      Gain (Loss) on    Investment     Investment    Investment
the Year or Period Ended:     of Period          Income (Loss)       Investments       Operations     Income        Income
Real Return Bond Fund
    Institutional Class
    03/31/1999                $    9.77          $  0.51(a)          $ 0.10(a)         $   0.61       $ (0.48)      $ (0.07)
    03/31/1998                     9.93             0.44(a)            0.05(a)             0.49         (0.48)        (0.03)
    01/29/1997 - 03/31/1997        9.92             0.11              (0.02)               0.09         (0.08)         0.00

Municipal Bond Fund
    Institutional Class
    03/31/1999                $    9.97          $  0.45(a)          $ 0.14(a)         $   0.59       $ (0.44)      $  0.00
    12/31/1997 - 03/31/1998       10.00             0.11(a)           (0.03)(a)            0.08         (0.11)         0.00

    Administrative Class
    09/30/98 - 03/31/1999         10.25             0.21              (0.13)               0.08         (0.21)         0.00

Foreign Bond Fund
    Institutional Class
    03/31/1999                $   10.74          $  0.58(a)          $ 0.24(a)         $   0.82       $ (0.58)      $  0.00
    03/31/1998                    10.41             0.66(a)            0.61(a)             1.27         (0.63)         0.00
    03/31/1997                    10.50             0.80               1.00                1.80         (0.40)         0.00
    03/31/1996                     9.38             0.96               1.03                1.99         (0.34)        (0.25)
    03/31/1995                    10.18             0.38              (0.57)              (0.19)         0.00          0.00

    Administrative Class
    03/31/1999                    10.74             0.56(a)            0.24(a)             0.80         (0.56)         0.00
    03/31/1998                    10.41             0.63(a)            0.61(a)             1.24         (0.60)         0.00
    01/28/1997 - 03/31/1997       10.54             0.59              (0.67)              (0.08)        (0.05)         0.00

Global Bond Fund
    Institutional Class
    03/31/1999                $    9.70          $  0.52(a)          $ 0.14(a)         $   0.66       $ (0.36)      $ (0.16)
    03/31/1998                     9.86             0.66(a)           (0.10)(a)            0.56         (0.53)         0.00
    03/31/1997                    10.05             0.70              (0.01)               0.69         (0.44)         0.00
    03/31/1996                     9.87             0.45               0.72                1.17         (0.61)         0.00
    03/31/1995                     9.85             0.69              (0.14)               0.55         (0.29)        (0.24)

    Administrative Class
    03/31/1999                     9.70             0.51(a)            0.14(a)             0.65         (0.35)        (0.16)
    03/31/1998                     9.86             0.59(a)           (0.05)(a)            0.54         (0.51)         0.00
    08/01/1996 - 03/31/1997       10.28             0.51              (0.23)               0.28         (0.26)         0.00

Global Bond Fund II
    Institutional Class
    03/31/1999                $    9.92          $  0.52(a)          $ 0.06(a)         $   0.58       $ (0.52)      $  0.00
    02/25/1998 - 03/31/1998        9.82             0.06(a)            0.09(a)             0.15          0.00         (0.05)

+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.



34  PIMCO Funds See accompanying notes


                                    Distributions    Distributions
                                    from Net         in Excess of         Tax Basis                        Net Asset
Selected Per Share Data for         Realized         Net Realized         Return of      Total             Value End
the Year or Period Ended:           Capital Gains    Capital Gains        Capital        Distributions     of Period
Real Return Bond Fund
    Institutional Class
    03/31/1999                      $      0.00      $      0.00          $  0.00        $   (0.55)        $   9.83
    03/31/1998                            (0.14)            0.00             0.00            (0.65)            9.77
    01/29/1997 - 03/31/1997                0.00             0.00             0.00            (0.08)            9.93

Municipal Bond Fund
    Institutional Class
    03/31/1999                      $      0.00      $      0.00          $  0.00        $   (0.44)        $  10.12
    12/31/1997 - 03/31/1998                0.00             0.00             0.00            (0.11)            9.97

    Administrative Class
    09/30/98 - 03/31/1999                  0.00             0.00             0.00            (0.21)           10.12

Foreign Bond Fund
    Institutional Class
    03/31/1999                      $     (0.10)     $     (0.25)         $  0.00        $   (0.93)        $  10.63
    03/31/1998                            (0.31)            0.00             0.00            (0.94)           10.74
    03/31/1997                            (1.49)            0.00             0.00            (1.89)           10.41
    03/31/1996                            (0.25)           (0.03)            0.00            (0.87)           10.50
    03/31/1995                             0.00             0.00            (0.61)           (0.61)            9.38

    Administrative Class
    03/31/1999                            (0.10)           (0.25)            0.00            (0.91)           10.63
    03/31/1998                            (0.31)            0.00             0.00            (0.91)           10.74
    01/28/1997 - 03/31/1997                0.00             0.00             0.00            (0.05)           10.41

Global Bond Fund
    Institutional Class
    03/31/1999                      $     (0.08)     $      0.00          $  0.00        $   (0.60)        $   9.76
    03/31/1998                             0.00            (0.19)            0.00            (0.72)            9.70
    03/31/1997                            (0.44)            0.00             0.00            (0.88)            9.86
    03/31/1996                            (0.21)           (0.17)            0.00            (0.99)           10.05
    03/31/1995                             0.00             0.00             0.00            (0.53)            9.87

    Administrative Class
    03/31/1999                            (0.08)            0.00             0.00            (0.59)            9.76
    03/31/1998                             0.00            (0.19)            0.00            (0.70)            9.70
    08/01/1996 - 03/31/1997               (0.44)            0.00             0.00            (0.70)            9.86

Global Bond Fund II
    Institutional Class
    03/31/1999                      $     (0.01)     $     (0.08)         $  0.00        $   (0.61)        $   9.89
    02/25/1998 - 03/31/1998                0.00             0.00             0.00            (0.05)            9.92

                                                                                     Ratio of Net
                                                                     Ratio of        Investment
                                                                     Expenses to     Income (Loss) to
Selected Per Share Data for                       Net Assets End     Average Net     Average Net         Portfolio
the Year or Period Ended:          Total Return   of Period (000s)   Assets          Assets              Turnover Rate

Real Return Bond Fund
    Institutional Class
    03/31/1999                          6.41%     $       15,588           0.52%          5.18%              438%
    03/31/1998                          4.70               5,526           0.52           4.46               967
    01/29/1997 - 03/31/1997             0.09               5,638           0.51+          6.54+              160

Municipal Bond Fund
    Institutional Class
    03/31/1999                          6.04%     $        5,894           0.50%          4.41%               70%
    12/31/1997 - 03/31/1998             0.78               3,023           0.50+          4.46+               60

    Administrative Class
    09/30/98 - 03/31/1999               0.83               1,419           0.75+          2.11                70

Foreign Bond Fund
    Institutional Class
    03/31/1999                          7.92%     $      530,326           0.50%          5.39%              376%
    03/31/1998                         12.64             392,198           0.50           6.32               280
    03/31/1997                         17.69             234,880           0.50           7.88               984
    03/31/1996                         21.80             258,493           0.52           5.83             1,234
    03/31/1995                         (1.85)            232,700           0.47           6.44               299

    Administrative Class
    03/31/1999                          7.65               2,096           0.75           5.13               376
    03/31/1998                         12.34                 315           0.75           6.07               280
    01/28/1997 - 03/31/1997            (0.72)                 30           0.79+          7.63+              984

Global Bond Fund
    Institutional Class
    03/31/1999                          6.90%     $      266,984           0.55%          5.35%              143%
    03/31/1998                          5.85             256,274           0.55           6.64               389
    03/31/1997                          6.78             215,631           0.56           7.51               911
    03/31/1996                         12.04             133,833           0.58           5.88             1,083
    03/31/1995                         10.35              76,476           0.64           5.59               461

    Administrative Class
    03/31/1999                          6.78               1,326           0.80           5.21               143
    03/31/1998                          5.57               1,548           0.80           6.39               389
    08/01/1996 - 03/31/1997             2.97                 346           0.78+          5.66+              911

Global Bond Fund II
    Institutional Class
    03/31/1999                          6.06%     $       29,044           0.55%          5.29%              236%
    02/25/1998 - 03/31/1998             1.02              24,517           0.55+          6.24+              369




                                   1999 Annual Report See accompanying notes  35


Financial Highlights - Institutional Classes (Cont.)

                              Net Asset                              Net Realized/     Total          Dividends     Dividends in
                              Value                                  Unrealized        Income from    from Net      Excess of Net
Selected Per Share Data for   Beginning          Net Investment      Gain (Loss) on    Investment     Investment    Investment
the Year or Period Ended:     of Period          Income (Loss)       Investments       Operations     Income        Income

Emerging Markets Bond Fund
    Institutional Class
    03/31/1999                $    9.67          $   0.87(a)         $  (2.11)(a)      $ (1.24)       $(0.87)       $ 0.00
    07/31/1997 - 03/31/1998       10.00              0.46(a)            (0.18)(a)         0.28         (0.46)         0.00

    Administrative Class
   09/30/98 - 03/31/1999           6.82              0.45                0.74             1.19         (0.45)         0.00

Strategic Balanced Fund
    Institutional Class
    03/31/1999                $   12.60          $   0.89(a)         $   0.60(a)       $  1.49        $(0.66)       $ 0.00
    03/31/1998                    10.32              1.30(a)             2.05(a)          3.35         (0.84)         0.00
    06/28/1996 - 03/31/1997       10.00              0.85                0.31             1.16         (0.63)         0.00

StocksPLUS Fund
    Institutional Class
    03/31/1999                $   14.09          $   0.97(a)         $   1.32(a)       $  2.29        $(0.82)       $ 0.00
    03/31/1998                    11.46              1.90(a)             3.23(a)          5.13         (1.41)         0.00
    03/31/1997                    11.16              1.27                0.82             2.09         (1.27)         0.00
    03/31/1996                    10.48              0.91                2.48             3.39         (1.05)         0.00
    03/31/1995                     9.52              1.03                0.69             1.72         (0.76)         0.00

    Administrative Class
    03/31/1999                    14.06              1.10(a)             1.13(a)          2.23         (0.80)         0.00
    03/31/1998                    11.46              1.89(a)             3.19(a)          5.08         (1.39)         0.00
    01/07/1997 - 03/31/1997       11.56              0.14               (0.09)            0.05         (0.15)         0.00

+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.



36  PIMCO Funds See accompanying notes


                                    Distributions    Distributions
                                    from Net         in Excess of         Tax Basis                        Net Asset
Selected Per Share Data for         Realized         Net Realized         Return of      Total             Value End
the Year or Period Ended:           Capital Gains    Capital Gains        Capital        Distributions     of Period

Emerging Markets Bond Fund
    Institutional Class
    03/31/1999                      $    0.00        $   (0.05)           $  0.00        $  (0.92)         $   7.51
    07/31/1997 - 03/31/1998             (0.15)            0.00               0.00           (0.61)             9.67

    Administrative Class
   09/30/98 - 03/31/1999                 0.00            (0.05)              0.00           (0.50)             7.51

Strategic Balanced Fund
    Institutional Class
    03/31/1999                     $    (0.67)       $    0.00            $  0.00        $  (1.33)         $  12.76
    03/31/1998                          (0.23)            0.00               0.00           (1.07)            12.60
    06/28/1996 - 03/31/1997             (0.21)            0.00               0.00           (0.84)            10.32

StocksPLUS Fund
    Institutional Class
    03/31/1999                     $    (1.24)       $    0.00            $  0.00        $  (2.06)         $  14.32
    03/31/1998                          (1.09)            0.00               0.00           (2.50)            14.09
    03/31/1997                          (0.52)            0.00               0.00           (1.79)            11.46
    03/31/1996                          (1.62)           (0.04)              0.00           (2.71)            11.16
    03/31/1995                           0.00             0.00               0.00           (0.76)            10.48

    Administrative Class
    03/31/1999                          (1.24)            0.00               0.00           (2.04)            14.25
    03/31/1998                          (1.09)            0.00               0.00           (2.48)            14.06
    01/07/1997 - 03/31/1997              0.00             0.00               0.00           (0.15)            11.46



                                                                                     Ratio of Net
                                                                     Ratio of        Investment
                                                                     Expenses to     Income (Loss) to
Selected Per Share Data for                       Net Assets End     Average Net     Average Net         Portfolio
the Year or Period Ended:          Total Return   of Period (000s)   Assets          Assets              Turnover Rate

Emerging Markets Bond Fund
    Institutional Class
    03/31/1999                       (12.55)%     $       3,641           0.85%         11.08%               315%
    07/31/1997 - 03/31/1998            3.10               3,676           0.86+          7.21+               695

    Administrative Class
   09/30/98 - 03/31/1999              17.88                 118           1.10           6.24                315

Strategic Balanced Fund
    Institutional Class
    03/31/1999                        12.36%      $      97,945           0.65%          7.00%                82%
    03/31/1998                        33.40              38,806           0.65          10.84                 56
    06/28/1996 - 03/31/1997           11.83              10,360           0.90+          9.72+                95

StocksPLUS Fund
    Institutional Class
    03/31/1999                        17.65%      $     512,953           0.65%          6.92%                81%
    03/31/1998                        47.75             416,600           0.65%         13.74                 30
    03/31/1997                        19.44             235,829           0.65          11.78                 47
    03/31/1996                        34.07             151,869           0.70          15.23                102
    03/31/1995                        18.64              46,498           0.50          11.89                177

    Administrative Class
    03/31/1999                        17.21              11,302           0.90           7.83                 81
    03/31/1998                        47.19               2,143           0.90          13.49                 30
    01/07/1997 - 03/31/1997            0.34                 682           0.95+          4.83+                47



                                   1999 Annual Report See accompanying notes  37

Statements of Assets and Liabilitie
March 31, 1999

                                                           Total         Total         Total       Moderate    Low         Low
                                                           Return        Return        Return      Duration    Duration    Duration
Amounts in thousands, except per share amounts             Fund          Fund II       Fund III    Fund        Fund        Fund II

Assets:
Investments, at value                                    $32,325,240    $1,300,815   $ 605,046   $ 331,412   $4,596,321   $ 524,401
Cash and foreign currency                                     48,286         6,507       2,876       1,847        5,791         890
Receivable for investments and foreign currency sold       2,629,053       196,522      50,377      15,939      314,260      13,789
Receivable for Fund shares sold                              127,001        31,542         548       9,369       16,140          15
Variation margin receivable                                        0             0           0           0           67           0
Interest and dividends receivable                            256,572        11,343       4,896       2,971       40,659       4,411
Other assets                                                       0             0           0           0            6           1
                                                          35,386,152     1,546,729     663,743     361,538    4,973,244     543,507

Liabilities:
Payable for investments and foreign currency purchased   $ 8,369,974    $  450,205   $ 132,356   $  43,723   $1,001,719   $  86,844
Payable for financing transactions                           762,558        29,375      37,654           0       82,292       1,922
Reverse Repurchase Agreements                                      0             0           0           0            0      17,268
Written options outstanding                                   25,999           956       1,064           0        1,862           0
Payable for Fund shares redeemed                              40,546        23,607       1,642           1       10,235          43
Dividends payable                                             26,551           399         209          20        3,941         121
Accrued investment advisory fee                                5,593           224         103          68          847          95
Accrued administration fee                                     4,479           224         103          54          679          95
Accrued distribution fee                                       1,190            15           0           0          110          15
Accrued servicing fee                                            518             0           0           0           80           0
Variation margin payable                                      10,570           267         164         272          141          28
Other liabilities                                             13,670            31         338           0           91          19
                                                           9,261,648       505,303     173,633      44,138    1,101,997     106,450

Net Assets                                               $26,124,504    $1,041,426   $ 490,110   $ 317,400   $3,871,247   $ 437,057

Net Assets Consist of:
Paid in capital                                          $26,512,047    $1,051,129   $ 498,305   $ 321,507   $3,873,297   $ 437,984
Undistributed (overdistributed) net investment income        (77,068)         (185)       (488)       (521)      (4,007)       (172)
Accumulated undistributed net realized gain (loss)          (196,279)       (9,897)     (8,056)     (3,161)     (12,565)     (2,736)
Net unrealized appreciation (depreciation)                  (114,196)          379         349        (425)      14,522       1,981
                                                         $26,124,504    $1,041,426   $ 490,110   $ 317,400   $3,871,247   $ 437,057

Net Assets:
Institutional Class                                      $21,711,396    $  986,690   $ 488,243   $ 317,400   $3,367,438   $ 414,463
Administrative Class                                       1,972,984        54,736       1,867           0      128,212      22,594
Other Classes                                              2,440,124             0           0           0      375,597           0

Shares Issued and Outstanding:
Institutional Class                                        2,095,627        97,639      52,682      31,931      333,228      41,662
Administrative Class                                         190,436         5,417         202           0       12,687       2,271

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Institutional Class                                      $     10.36    $    10.11   $    9.27   $    9.94   $    10.10   $    9.95
Administrative Class                                           10.36         10.11        9.27          --        10.10        9.95

Cost of Investments Owned                                $32,423,650    $1,300,151   $ 604,040   $ 331,553   $4,581,453   $ 522,546
Cost of Foreign Currency Held                            $    26,491    $        0   $      69   $   1,611   $    5,433   $       0



38  PIMCO Funds See accompanying notes

                                                           Low
                                                           Duration      Short-Term     Money        Long-Term        High-Yield
Amounts in thousands, except per share amounts             Fund III      Fund           Market Fund  U.S. Gov't Fund  Fund

Assets:
Investments, at value                                      $   31,249    $    598,486    $  487,065   $    436,107    $  3,230,719
Cash and foreign currency                                           0             342             0              0          10,312
Receivable for investments and foreign currency sold            2,682          15,874             0          4,199          14,094
Receivable for Fund shares sold                                     0           3,001        57,604          1,411          56,198
Variation margin receivable                                         0               0             0              0               0
Interest and dividends receivable                                 277           4,559            67          5,945          59,871
Other assets                                                        0               0             0              0               0
                                                               34,208         622,262       544,736        447,662       3,371,194

Liabilities:
Payable for investments and foreign currency purchased     $    7,437    $     15,177    $      498   $     59,857    $    138,749
Payable for financing transactions                                  0           2,928             0        101,488               0
Reverse Repurchase Agreements                                       0               0             0              0               0
Written options outstanding                                         0               0             0            110               0
Payable for Fund shares redeemed                                    0           1,393         6,044          2,745           2,854
Dividends payable                                                   3             498            95            305           4,169
Accrued investment advisory fee                                     6             131            63             61             654
Accrued administration fee                                          6             117           108             74             758
Accrued distribution fee                                            0               8            12             47             466
Accrued servicing fee                                               0              22            18             21             173
Variation margin payable                                            0               0             0             96               0
Other liabilities                                                 201               0             8          1,220             121
                                                                7,653          20,274         6,846        166,024         147,944

Net Assets                                                 $   26,555    $    601,988    $  537,890   $    281,638    $  3,223,250

Net Assets Consist of:
Paid in capital                                            $   26,698    $    601,821    $  537,876   $    293,226    $  3,300,975
Undistributed (overdistributed) net investment income             (14)            343            14            100          (2,284)
Accumulated undistributed net realized gain (loss)               (196)           (125)            0         (7,256)        (62,117)
Net unrealized appreciation (depreciation)                         67             (51)            0         (4,432)        (13,324)
                                                           $   26,555    $    601,988    $  537,890   $    281,638    $  3,223,250

Net Assets:
Institutional Class                                        $   26,549    $    495,752    $  322,290   $    170,847    $  2,162,868
Administrative Class                                                6           3,769         9,273         11,383         238,792
Other Classes                                                       0         102,467       206,327         99,408         821,590

Shares Issued and Outstanding:
Institutional Class                                             2,662          49,431       322,294         16,583         192,521
Administrative Class                                                1             376         9,273          1,105          21,254

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Institutional Class                                        $     9.98    $      10.03    $     1.00   $      10.30    $      11.23
Administrative Class                                             9.98           10.03          1.00          10.30           11.23

Cost of Investments Owned                                  $   31,182    $    598,619    $  487,065   $    440,663    $  3,244,167
Cost of Foreign Currency Held                              $        0    $         32    $        0   $          0    $          0


                                                         Total Return    Low Duration    Real Return     Municipal
Amounts in thousands, except per share amounts           Mortgage Fund   Mortgage Fund   Bond Fund       Bond Fund

Assets:
Investments, at value                                    $      4,951   $      5,262    $     52,661    $     58,377
Cash and foreign currency                                           0              0             888               1
Receivable for investments and foreign currency sold                9              0           2,199               0
Receivable for Fund shares sold                                     0              0             204              15
Variation margin receivable                                         0              0               0               0
Interest and dividends receivable                                  38             28             555             745
Other assets                                                        1              1              25               0
                                                                4,999          5,291          56,532          59,138

Liabilities:
Payable for investments and foreign currency purchased   $        686   $        100    $      3,993    $        350
Payable for financing transactions                                  0              0          24,194               0
Reverse Repurchase Agreements                                       0          1,068               0               0
Written options outstanding                                         0              0               0               0
Payable for Fund shares redeemed                                    0              1              60             104
Dividends payable                                                   0              0              46              64
Accrued investment advisory fee                                     1              1               6              13
Accrued administration fee                                          1              1               7              17
Accrued distribution fee                                            0              0               3              21
Accrued servicing fee                                               0              0               3              11
Variation margin payable                                            0              0               2               0
Other liabilities                                                   0              1               7               0
                                                                  688          1,172          28,321             580

Net Assets                                               $      4,311   $      4,119    $     28,211    $     58,558

Net Assets Consist of:
Paid in capital                                          $      4,252   $      4,122    $     28,342    $     55,741
Undistributed (overdistributed) net investment income               2              5             (13)             (2)
Accumulated undistributed net realized gain (loss)                  0             (8)             (1)             (6)
Net unrealized appreciation (depreciation)                         57              0            (117)          2,825
                                                         $      4,311   $      4,119    $     28,211    $     58,558

Net Assets:
Institutional Class                                      $      4,128   $      4,119    $     15,588    $      5,894
Administrative Class                                                0              0               0           1,419
Other Classes                                                     183              0          12,623          51,245

Shares Issued and Outstanding:
Institutional Class                                               405            411           1,586             582
Administrative Class                                                0              0               0             140

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Institutional Class                                      $      10.19   $      10.01    $       9.83    $      10.12
Administrative Class                                               --             --              --           10.12

Cost of Investments Owned                                $      4,896   $      5,262    $     52,837    $     55,551
Cost of Foreign Currency Held                            $          0   $          0    $         10    $          0



                                   1999 Annual Report See accompanying notes  39

March 31, 1999

                                                                                   Global     Emerging      Strategic
                                                         Foreign      Global       Bond       Markets       Balanced    StocksPLUS
Amounts in thousands, except per share amounts           Bond Fund    Bond Fund    Fund II    Bond Fund     Fund        Fund
Assets:
Investments, at value                                    $1,096,045    $407,956    $ 64,634    $  5,254    $ 116,118   $1,283,906
Cash and foreign currency                                         0           0         128          16        3,631        3,180
Receivable for investments and foreign currency sold         94,762      68,246       6,630           0           17       47,468
Receivable for Fund shares sold                               2,341           2          94           0            0        6,716
Variation margin receivable                                      37           6           1           0            0            6
Interest and dividends receivable                            16,064       5,912         835         162          919       13,648
Other assets                                                    667         292          72           1            0          109
                                                          1,209,916     482,414      72,394       5,433      120,685    1,355,033

Liabilities:
Payable for investments and foreign currency purchased   $   50,075    $ 37,432    $  7,942    $      0    $  21,527   $  132,139
Payable for financing transactions                          506,073     142,691      21,795         866            0          130
Written options outstanding                                      90          40           6           0           13           54
Payable for Fund shares redeemed                              2,489         474           9           0            0        1,319
Dividends payable                                               609         367          20           3            0            0
Accrued investment advisory fee                                 134          59           9           2           27          407
Accrued administration fee                                      149          70          13           2           17          340
Accrued distribution fee                                         33           0           7           0            0          282
Accrued servicing fee                                            19           0           3           0            0          142
Variation margin payable                                          0          96          10           0          983       18,477
Other liabilities                                            29,462      32,875          36           2            0            1
                                                            589,133     214,104      29,850         875       22,567      153,291

Net Assets                                               $  620,783    $268,310    $ 42,544    $  4,558    $  98,118   $1,201,742

Net Assets Consist of:
Paid in capital                                          $  609,991    $277,876    $ 42,939    $  5,681    $  93,483   $1,089,543
Undistributed (overdistributed) net investment income         8,423      (3,116)        (41)          0        2,185       54,973
Accumulated undistributed net realized gain (loss)             (167)     (1,341)       (137)       (560)       2,055       56,780
Net unrealized appreciation (depreciation)                    2,536      (5,109)       (217)       (563)         395          446
                                                         $  620,783    $268,310    $ 42,544    $  4,558    $  98,118   $1,201,742

Net Assets:
Institutional Class                                      $  530,325    $266,984    $ 29,044    $  3,641    $  97,945   $  512,953
Administrative Class                                          2,096       1,326           0         118            0       11,302
Other Classes                                                88,362           0      13,500         799          173      677,487

Shares Issued and Outstanding:
Institutional Class                                          49,886      27,344       2,936         485        7,674       35,769
Administrative Class                                            197         136           0          16            0          792

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class                                      $    10.63    $   9.76    $   9.89    $   7.51    $   12.76   $    14.32
Administrative Class                                          10.63        9.76          --        7.51           --        14.25

Cost of Investments Owned                                $1,103,861    $412,080    $ 65,240    $  5,818    $ 116,138   $1,285,297
Cost of Foreign Currency Held                            $        0    $      0    $    114    $      0    $      23   $    2,358

40  PIMCO Funds See accompanying notes

Statements of Operations
For the year or period ended March 31, 1999

                                                                          Total      Total       Moderate    Low        Low
                                                          Total           Return     Return      Duration    Duration   Duration
Amounts in thousands                                      Return Fund     Fund II    Fund III    Fund        Fund       Fund II
Investment Income:
Interest                                                   $1,393,913   $  51,881   $  26,307   $  17,248   $ 229,692   $  26,969
Dividends                                                       3,698           0         241         149       4,845           0
   Total Income                                             1,397,611      51,881      26,548      17,397     234,537      26,969

Expenses:
Investment advisory fees                                       55,230       2,108       1,045         686       8,637       1,061
Administration fees                                            43,425       2,107       1,046         549       6,841       1,061
Distribution and/or servicing fees - Administrative Class       2,826         136           4           0         298          28
Distribution and/or servicing fees - Other Classes             10,685           0           0           0       1,467           0
Trustees' fees                                                    115           4           2           1          18           2
Interest Expense                                                    0           0           0           0           0         308
Miscellaneous                                                       0           0           0           0           0           0
   Total Expenses                                             112,281       4,355       2,097       1,236      17,261       2,460

Net Investment Income                                       1,285,330      47,526      24,451      16,161     217,276      24,509

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                           395      (1,690)     (4,724)        563     (15,308)       (521)
Net realized gain (loss) on
futures contracts and written options                         489,366      14,875      14,204       2,432      17,103        (101)
Net realized gain (loss)
   on foreign currency transactions                           (17,345)          0         (17)       (458)      2,354           0
Net change in unrealized appreciation
   (depreciation) on investments                             (229,686)     (6,588)     (2,487)     (1,678)     (9,961)        (20)
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options     (3,574)        787        (542)        (16)         (2)        160
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies               (6,180)          0         319         302        (455)          0

   Net Gain (Loss)                                            232,976       7,384       6,753       1,145      (6,269)       (482)

Net Increase (Decrease) in Assets
   Resulting from Operations                               $1,518,306   $  54,910   $  31,204   $  17,306   $ 211,007   $  24,027


                                   1999 Annual Report See accompanying notes  41

For the year or period ended March 31, 1999

                                                                                                                           Total
                                                             Low                       Money      Long-Term                Return
                                                             Duration    Short-Term    Market     U.S. Gov't  High Yield   Mortgage
Amounts in thousands                                         Fund III    Fund          Fund       Fund        Fund         Fund
Investment Income:
Interest                                                     $  1,597    $  28,386    $  12,980   $  11,253    $ 219,482    $   241
Dividends                                                           0            0            0           0        5,854          0
   Total Income                                                 1,597       28,386       12,980      11,253      225,336        241

Expenses:
Investment advisory fees                                           62        1,163          364         420        6,324         10
Administration fees                                                62        1,025          731         508        7,243         10
Distribution and/or servicing fees - Administrative Class           0           17           10          16          337          0
Distribution and/or servicing fees - Other Classes                  0          207          242         468        5,405          0
Trustees' fees                                                      0            2            1           1           14          0
Interest Expense                                                    0            0            0         705            0          0
Miscellaneous                                                       0            0            0           0            0          0
   Total Expenses                                                 124        2,414        1,348       2,118       19,323         20

Net Investment Income                                           1,473       25,972       11,632       9,135      206,013        221

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                          (187)         (51)           0        (988)      (5,689)        17
Net realized gain (loss) on
   futures contracts and written options                          141           25            0         483            0          0
Net realized gain (loss) on
   foreign currency transactions                                    0          243            0           0            0          0
Net change in unrealized appreciation
   (depreciation) on investments                                    0         (530)           0      (5,908)     (88,818)        (4)
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options         14            2            0          24            0          0
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                    0          (85)           0           0            0          0

Net Gain (Loss)                                                   (32)        (396)           0      (6,389)     (94,507)        13

Net Increase (Decrease) in Assets
   Resulting from Operations                                 $  1,441    $  25,576    $  11,632   $   2,746    $ 111,506    $   234



42  PIMCO Funds See accompanying notes


                                                            Low Duration    Real Return   Municipal    Foreign      Global
Amounts in thousands                                        Mortgage Fund   Bond Fund     Bond Fund    Bond Fund    Bond Fund
Investment Income:
Interest                                                        $     339    $     831    $   2,121    $  31,159    $  15,749
Dividends                                                               0            1            0            0            0
   Total Income                                                       339          832        2,121       31,159       15,749

Expenses:
Investment advisory fees                                               10           37          107        1,326          667
Administration fees                                                    10           48          145        1,455          800
Distribution and/or servicing fees - Administrative Class               0            0            0            3            2
Distribution and/or servicing fees - Other Classes                      0           50          266          462            1
Trustees' fees                                                          0            0            1            3            2
Interest Expense                                                       73            0            0            0            0
Miscellaneous                                                           0            2            0            0            0
   Total Expenses                                                      93          137          519        3,249        1,472

Net Investment Income                                                 246          695        1,602       27,910       14,277

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                (2)         134           (6)      23,467       10,537
Net realized gain (loss) on
   futures contracts and written options                                0           33            0        2,176        3,024
Net realized gain (loss) on
   foreign currency transactions                                        0          (36)           0      (20,570)     (11,450)
Net change in unrealized appreciation
   (depreciation) on investments                                      (28)         (56)       2,835        1,246        1,353
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options              0          (31)           0         (360)          85
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                        0           41            0        4,618         (415)

Net Gain (Loss)                                                       (30)          85        2,829       10,577        3,134

Net Increase (Decrease) in Assets
   Resulting from Operations                                    $     216    $     780    $   4,431    $  38,487    $  17,411


                                                                           Emerging      Strategic
                                                           Global          Markets       Balanced     StocksPLUS
Amounts in thousands                                       Bond Fund II    Bond Fund     Fund         Fund
Investment Income:
Interest                                                      $   2,500    $     507    $   3,859    $  65,914
Dividends                                                             0            0            0            0
   Total Income                                                   2,500          507        3,859       65,914

Expenses:
Investment advisory fees                                            107           19          202        3,433
Administration fees                                                 151           18          126        2,758
Distribution and/or servicing fees - Administrative Class             0            0            0           13
Distribution and/or servicing fees - Other Classes                  117            6            0        3,013
Trustees' fees                                                        0            0            0            4
Interest Expense                                                      0            0            0            0
Miscellaneous                                                         0            0            0            0
   Total Expenses                                                   375           43          328        9,221

Net Investment Income                                             2,125          464        3,531       56,693

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                             717         (379)        (369)         553
Net realized gain (loss) on
   futures contracts and written options                            849           14        3,964      106,445
Net realized gain (loss) on
   foreign currency transactions                                 (1,491)           1            4          478
Net change in unrealized appreciation
   (depreciation) on investments                                    (18)        (650)        (183)      (1,549)
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options          (37)          (1)         153       (8,651)
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                    255           (1)          (1)        (210)

Net Gain (Loss)                                                     275       (1,016)       3,568       97,066

Net Increase (Decrease) in Assets
   Resulting from Operations                                  $   2,400    $    (552)   $   7,099    $ 153,759



                                   1999 Annual Report See accompanying notes  43

Statements of Changes in Net Assets

Amounts in thousands                                 Total Return Fund               Total Return Fund II

                                                         Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:              March 31, 1999  March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                           $  1,285,330    $    920,708    $     47,526    $     28,235
Net realized gain (loss)                                    472,416         644,154          13,185          16,095
Net change in unrealized appreciation (depreciation)       (239,440)        196,253          (5,801)          7,391
Net increase (decrease) resulting from operations         1,518,306       1,761,115          54,910          51,721

Distributions to Shareholders:
From net investment income
  Institutional Class                                    (1,140,361)       (843,692)        (44,589)        (26,226)
  Administrative Class                                      (62,402)        (15,470)         (2,906)           (506)
  Other Classes                                             (83,130)        (36,268)              0               0
In excess of net investment income
  Institutional Class                                             0         (23,175)              0          (1,502)
  Administrative Class                                            0            (425)              0             (30)
  Other Classes                                                   0            (996)              0               0
From net realized capital gains
  Institutional Class                                      (438,875)       (375,236)        (14,103)         (5,211)
  Administrative Class                                      (31,973)         (8,344)         (1,325)           (104)
  Other Classes                                             (41,716)        (20,592)              0               0
In excess of net realized capital gains
  Institutional Class                                      (329,261)              0         (11,297)              0
  Administrative Class                                      (23,987)              0          (1,061)              0
  Other Classes                                             (31,297)              0               0               0

Total Distributions                                      (2,183,002)     (1,324,198)        (75,281)        (33,579)

Fund Share Transactions
Receipts for shares sold
  Institutional Class                                     9,217,995       6,060,910         496,483         347,509
  Administrative Class                                    1,767,082         420,992          79,589          10,297
  Other Classes                                           1,709,684         730,357               0               0
Issued as reinvestment of distributions
  Institutional Class                                     1,621,248       1,031,930          64,838          30,055
  Administrative Class                                       79,793          23,828           5,036             610
  Other Classes                                             127,090          46,126               0               0
Cost of shares redeemed
  Institutional Class                                    (5,071,068)     (3,556,685)       (131,415)       (299,345)
  Administrative Class                                     (296,106)       (117,585)        (42,493)         (1,264)
  Other Classes                                            (458,229)       (183,785)              0               0
Net increase (decrease) resulting from
  Fund share transactions                                 8,697,489       4,456,088         472,038          87,862

Total Increase (Decrease) in Net Assets                   8,032,793       4,893,005         451,667         106,004

Net Assets:
Beginning of period                                      18,091,711      13,198,706         589,759         483,755
End of period *                                        $ 26,124,504    $ 18,091,711    $  1,041,426    $    589,759

*Including net undistributed
  (overdistributed) investment income of:              $    (77,068)   $    111,760    $       (185)   $      2,245


Amounts in thousands                                  Total Return Fund III

                                                          Year Ended        Year Ended
Increase (Decrease) in Net Assets from:               March 31, 1999    March 31, 1998
Operations:
Net investment income (loss)                            $     24,451    $     16,793
Net realized gain (loss)                                       9,463          10,981
Net change in unrealized appreciation (depreciation)          (2,710)          3,433
Net increase (decrease) resulting from operations             31,204          31,207

Distributions to Shareholders:
From net investment income
  Institutional Class                                        (24,338)        (15,906)
  Administrative Class                                           (80)             (7)
  Other Classes                                                    0               0
In excess of net investment income
  Institutional Class                                              0            (857)
  Administrative Class                                             0               0
  Other Classes                                                    0               0
From net realized capital gains
  Institutional Class                                        (10,085)         (5,401)
  Administrative Class                                           (44)             (2)
  Other Classes                                                    0               0
In excess of net realized capital gains
  Institutional Class                                        (10,226)              0
  Administrative Class                                           (44)              0
  Other Classes                                                    0               0

Total Distributions                                          (44,817)        (22,173)

Fund Share Transactions
Receipts for shares sold
  Institutional Class                                        175,032         160,414
  Administrative Class                                         1,618             211
  Other Classes                                                    0               0
Issued as reinvestment of distributions
  Institutional Class                                         40,765          20,471
  Administrative Class                                           151               1
  Other Classes                                                    0               0
Cost of shares redeemed
  Institutional Class                                        (79,250)        (17,962)
  Administrative Class                                           (20)            (39)
  Other Classes                                                    0               0
Net increase (decrease) resulting from
  Fund share transactions                                    138,296         163,096

Total Increase (Decrease) in Net Assets                      124,683         172,130

Net Assets:
Beginning of period                                          365,427         193,297
End of period *                                         $    490,110    $    365,427

*Including net undistributed
  (overdistributed) investment income of:               $       (488)   $      1,694



44  PIMCO Funds See accompanying notes


Amounts in thousands                                  Moderate Duration Fund          Low Duration Fund

                                                          Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:               March 31, 1999  March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                            $     16,161    $      7,090    $    217,276    $    188,536
Net realized gain (loss)                                       2,537             928           4,149          25,424
Net change in unrealized appreciation (depreciation)          (1,392)          1,131         (10,418)         38,823
Net increase (decrease) resulting from operations             17,306           9,149         211,007         252,783

Distributions to Shareholders:
From net investment income
  Institutional Class                                        (16,162)         (7,093)       (194,128)       (171,675)
  Administrative Class                                             0               0          (7,256)         (1,723)
  Other Classes                                                    0               0         (15,906)         (8,106)
In excess of net investment income
  Institutional Class                                              0              (1)              0          (6,016)
  Administrative Class                                             0               0               0             (61)
  Other Classes                                                    0               0               0            (283)
From net realized capital gains
  Institutional Class                                         (2,339)           (565)         (3,587)         (7,885)
  Administrative Class                                             0               0            (157)            (78)
  Other Classes                                                    0               0            (389)           (496)
In excess of net realized capital gains
  Institutional Class                                         (4,241)              0         (15,011)              0
  Administrative Class                                             0               0            (657)              0
  Other Classes                                                    0               0          (1,627)              0

Total Distributions                                          (22,742)         (7,659)       (238,718)       (196,323)

Fund Share Transactions
Receipts for shares sold
  Institutional Class                                        192,700         226,998       2,244,772       1,467,244
  Administrative Class                                             0               0         160,036          33,741
  Other Classes                                                    0               0         667,128         427,414
Issued as reinvestment of distributions
  Institutional Class                                         20,722           6,096         178,085         155,141
  Administrative Class                                             0               0           8,030           1,852
  Other Classes                                                    0               0          14,872           7,702
Cost of shares redeemed
  Institutional Class                                       (129,738)         (8,890)     (1,790,902)     (1,713,570)
  Administrative Class                                             0               0         (85,080)        (13,425)
  Other Classes                                                    0               0        (499,621)       (369,736)
Net increase (decrease) resulting from
  Fund share transactions                                     83,684         224,204         897,320          (3,637)

Total Increase (Decrease) in Net Assets                       78,248         225,694         869,609          52,823

Net Assets:
Beginning of period                                          239,152          13,458       3,001,638       2,948,815
End of period *                                         $    317,400    $    239,152    $  3,871,247    $  3,001,638

*Including net undistributed
  (overdistributed) investment income of:               $       (521)   $        560    $     (4,007)   $        736


Amounts in thousands                                   Low Duration Fund II            Low Duration Fund III

                                                           Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                March 31, 1999  March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                             $     24,509    $     20,920    $      1,473    $        783
Net realized gain (loss)                                         (622)          2,785             (46)             74
Net change in unrealized appreciation (depreciation)              140           3,943              14             114
Net increase (decrease) resulting from operations              24,027          27,648           1,441             971

Distributions to Shareholders:
From net investment income
  Institutional Class                                         (23,889)        (19,648)         (1,473)           (778)
  Administrative Class                                           (618)             (1)              0               0
  Other Classes                                                     0               0               0               0
In excess of net investment income
  Institutional Class                                               0          (1,272)              0              (5)
  Administrative Class                                              0               0               0               0
  Other Classes                                                     0               0               0               0
From net realized capital gains
  Institutional Class                                               0            (575)              0             (33)
  Administrative Class                                              0               0               0               0
  Other Classes                                                     0               0               0               0
In excess of net realized capital gains
  Institutional Class                                          (1,940)              0            (174)              0
  Administrative Class                                            (98)              0               0               0
  Other Classes                                                     0               0               0               0

Total Distributions                                           (26,545)        (21,496)         (1,647)           (816)

Fund Share Transactions
Receipts for shares sold
  Institutional Class                                          87,842         177,099           2,570          12,870
  Administrative Class                                         22,291              72               7               0
  Other Classes                                                     0               0               0               0
Issued as reinvestment of distributions
  Institutional Class                                          24,013          20,086           1,637             816
  Administrative Class                                            719               0               0               0
  Other Classes                                                     0               0               0               0
Cost of shares redeemed
  Institutional Class                                         (96,356)       (141,508)         (1,349)             (1)
  Administrative Class                                           (194)            (16)              0               0
  Other Classes                                                     0               0               0               0
Net increase (decrease) resulting from
  Fund share transactions                                      38,315          55,733           2,865          13,685

Total Increase (Decrease) in Net Assets                        35,797          61,885           2,659          13,840

Net Assets:
Beginning of period                                           401,260         339,375          23,896          10,056
End of period *                                          $    437,057    $    401,260    $     26,555    $     23,896

*Including net undistributed
  (overdistributed) investment income of:                $       (172)   $         48    $        (14)   $         22


                                  1999 Annual Report See accompanying notes   45

Amounts in thousands                                Short-Term Fund                   Money Market Fund

                                                        Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:             March 31, 1999   March 31, 1998   March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                           $    25,972      $    11,861      $    11,632      $     7,052
Net realized gain (loss)                                       217              922                0                0
Net change in unrealized appreciation (depreciation)          (613)             455                0                0
Net increase (decrease) resulting from operations           25,576           13,238           11,632            7,052

Distributions to Shareholders:
From net investment income
  Institutional Class                                      (22,390)         (10,663)          (3,682)          (1,932)
  Administrative Class                                        (360)            (239)            (182)             (15)
  Other Classes                                             (3,228)            (751)          (7,771)          (5,105)
In excess of net investment income
  Institutional Class                                            0             (192)               0               (1)
  Administrative Class                                           0               (4)               0                0
  Other Classes                                                  0              (13)               0               (2)
From net realized capital gains
  Institutional Class                                         (110)            (251)               0                0
  Administrative Class                                          (3)              (7)               0                0
  Other Classes                                                (21)             (25)               0                0
In excess of net realized capital gains
  Institutional Class                                         (425)               0                0                0
  Administrative Class                                         (10)               0                0                0
  Other Classes                                                (80)               0                0                0

Total Distributions                                        (26,627)         (12,145)         (11,635)          (7,055)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                      860,075          311,342          808,199          126,866
  Administrative Class                                      27,827            4,605           40,192            1,317
  Other Classes                                            157,205           54,585        5,353,575        3,188,249
Issued as reinvestment of distributions
  Institutional Class                                       16,198            9,089            2,847            1,408
  Administrative Class                                         301               35              177               15
  Other Classes                                              2,859              681            5,275            3,634
Cost of shares redeemed
  Institutional Class                                     (552,459)        (305,111)        (544,088)         (96,437)
  Administrative Class                                     (29,487)          (4,023)         (31,845)            (594)
  Other Classes                                            (89,676)         (27,134)      (5,252,531)      (3,224,002)
Net increase (decrease) resulting from
  Fund share transactions                                  392,843           44,069          381,801              456

Total Increase (Decrease) in Net Assets                    391,792           45,162          381,798              453

Net Assets:
Beginning of period                                        210,196          165,034          156,092          155,639
End of period *                                        $   601,988      $   210,196      $   537,890      $   156,092

*Including net undistributed
  (overdistributed) investment income of:              $       343      $       741      $        14      $        20


Amounts in thousands                                   Long-Term U.S. Gov't Fund

                                                           Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                              $     9,135      $     2,312
Net realized gain (loss)                                         (505)           3,273
Net change in unrealized appreciation (depreciation)           (5,884)           1,860
Net increase (decrease) resulting from operations               2,746            7,445

Distributions to Shareholders:
From net investment income
  Institutional Class                                          (6,013)          (2,186)
  Administrative Class                                           (335)            (122)
  Other Classes                                                (2,789)            (443)
In excess of net investment income
  Institutional Class                                               0               (1)
  Administrative Class                                              0                0
  Other Classes                                                     0                0
From net realized capital gains
  Institutional Class                                               0             (218)
  Administrative Class                                              0              (21)
  Other Classes                                                     0              (78)
In excess of net realized capital gains
  Institutional Class                                          (4,038)               0
  Administrative Class                                           (257)               0
  Other Classes                                                (3,303)               0

Total Distributions                                           (16,735)          (3,069)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                         187,435           48,113
  Administrative Class                                          9,432            4,924
  Other Classes                                               114,014           22,677
Issued as reinvestment of distributions
  Institutional Class                                           8,444            1,998
  Administrative Class                                            587               97
  Other Classes                                                 4,587              353
Cost of shares redeemed
  Institutional Class                                         (65,866)         (25,182)
  Administrative Class                                         (3,111)            (191)
  Other Classes                                               (34,334)          (4,654)
Net increase (decrease) resulting from
  Fund share transactions                                     221,188           48,135

Total Increase (Decrease) in Net Assets                       207,199           52,511

Net Assets:
Beginning of period                                            74,439           21,928
End of period *                                           $   281,638      $    74,439

*Including net undistributed
  (overdistributed) investment income of:                 $       100      $       488



46  PIMCO Funds See accompanying notes


Amounts in thousands                                High Yield Fund                    Total Return Mortgage Fund
                                                                                                             Period from
                                                        Year Ended        Year Ended       Year Ended   July 31, 1997 to
Increase (Decrease) in Net Assets from:              March 31, 1999   March 31, 1998   March 31, 1999     March 31, 1998

Operations:
Net investment income (loss)                            $   206,013      $   120,838      $       221        $       140
Net realized gain (loss)                                     (5,689)          17,622               17                 22
Net change in unrealized appreciation (depreciation)        (88,818)          53,329               (4)                61
Net increase (decrease) resulting from operations           111,506          191,789              234                223

Distributions to Shareholders:
From net investment income
  Institutional Class                                      (148,151)         (90,115)            (215)              (140)
  Administrative Class                                      (10,883)          (1,993)               0                  0
  Other Classes                                             (44,450)         (29,187)              (6)                 0
In excess of net investment income
  Institutional Class                                        (1,916)               0                0                  0
  Administrative Class                                         (141)               0                0                  0
  Other Classes                                                (573)               0                0                  0
From net realized capital gains
  Institutional Class                                             0                0              (12)                (2)
  Administrative Class                                            0                0                0                  0
  Other Classes                                                   0                0                0                  0
In excess of net realized capital gains
  Institutional Class                                             0           (8,670)             (23)                 0
  Administrative Class                                            0             (190)               0                  0
  Other Classes                                                   0           (3,379)              (1)                 0

Total Distributions                                        (206,114)        (133,534)            (257)              (142)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                     1,188,947          991,624              313              3,365
  Administrative Class                                      211,212           63,673                0                  0
  Other Classes                                             589,193          298,068              178                  0
Issued as reinvestment of distributions
  Institutional Class                                       136,088           90,586              249                142
  Administrative Class                                       10,049            1,429                0                  0
  Other Classes                                              26,142           19,420                7                  0
Cost of shares redeemed
  Institutional Class                                      (721,757)        (238,595)              (1)                 0
  Administrative Class                                      (48,081)          (6,334)               0                  0
  Other Classes                                            (284,595)        (116,831)               0                  0
Net increase (decrease) resulting from
  Fund share transactions                                 1,107,198        1,103,040              746              3,507

Total Increase (Decrease) in Net Assets                   1,012,590        1,161,295              723              3,588

Net Assets:
Beginning of period                                       2,210,660        1,049,365            3,588                  0
End of period *                                         $ 3,223,250      $ 2,210,660      $     4,311        $     3,588

*Including net undistributed
  (overdistributed) investment income of:               $    (2,284)     $    (2,529)     $         2        $        25


Amounts in thousands                                  Low Duration Mortgage Fund        Real Return Bond Fund
                                                                            Period from
                                                          Year Ended   July 31, 1997 to       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:               March 31, 1999     March 31, 1998   March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                             $       246        $       150      $       695      $       317
Net realized gain (loss)                                          (2)                25              131               52
Net change in unrealized appreciation (depreciation)             (28)                27              (46)             (21)
Net increase (decrease) resulting from operations                216                202              780              348

Distributions to Shareholders:
From net investment income
  Institutional Class                                           (247)              (150)            (358)            (248)
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0             (309)             (71)
In excess of net investment income
  Institutional Class                                              0                  0              (50)             (18)
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0              (44)              (5)
From net realized capital gains
  Institutional Class                                              0                 (9)              (3)             (68)
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0               (4)             (31)
In excess of net realized capital gains
  Institutional Class                                            (16)                 0                0                0
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0                0                0

Total Distributions                                             (263)              (159)            (768)            (441)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                            174              3,553           11,606            4,626
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0           13,163            3,598
Issued as reinvestment of distributions
  Institutional Class                                            263                159              354              333
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0              253               91
Cost of shares redeemed
  Institutional Class                                            (19)                (7)          (1,921)          (5,016)
  Administrative Class                                             0                  0                0                0
  Other Classes                                                    0                  0           (3,138)          (1,953)
Net increase (decrease) resulting from
  Fund share transactions                                        418              3,705           20,317            1,679

Total Increase (Decrease) in Net Assets                          371              3,748           20,329            1,586

Net Assets:
Beginning of period                                            3,748                  0            7,882            6,296
End of period *                                          $     4,119        $     3,748      $    28,211      $     7,882

*Including net undistributed
  (overdistributed) investment income of:                $         5        $        15      $       (13)     $       (25)




                                   1999 Annual Report See accompanying notes  47


Amounts in thousands                                Municipal Bond Fund               Foreign Bond Fund

                                                        Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:             March 31, 1999   March 31, 1998   March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                           $     1,602      $        33      $    27,910      $    20,326
Net realized gain (loss)                                        (6)              (1)           5,073           20,051
Net change in unrealized appreciation (depreciation)         2,835               (9)           5,504           (2,005)
Net increase (decrease) resulting from operations            4,431               23           38,487           38,372

Distributions to Shareholders:
From net investment income
  Institutional Class                                         (205)             (33)         (25,130)         (18,748)
  Administrative Class                                          (8)               0              (64)             (13)
  Other Classes                                             (1,389)               0           (2,866)          (1,045)
In excess of net investment income
  Institutional Class                                            0                0                0                0
  Administrative Class                                           0                0                0                0
  Other Classes                                                 (2)               0                0                0
From net realized capital gains
  Institutional Class                                            0                0           (4,309)          (9,705)
  Administrative Class                                           0                0              (14)              (7)
  Other Classes                                                  0                0             (686)            (761)
In excess of net realized capital gains
  Institutional Class                                            0                0          (10,785)               0
  Administrative Class                                           0                0              (36)               0
  Other Classes                                                  0                0           (1,716)               0

Total Distributions                                         (1,604)             (33)         (45,606)         (30,279)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                        5,971            3,000          289,812          230,125
  Administrative Class                                       1,529                0            2,200              298
  Other Classes                                             10,783                0           67,890           34,319
Issued in reorganization
  Other Classes                                             47,296                0                0                0
Issued as reinvestment of distributions
  Institutional Class                                          200               33           29,323           21,425
  Administrative Class                                           8                0              115               21
  Other Classes                                                953                0            4,443            1,599
Cost of shares redeemed
  Institutional Class                                       (3,365)               0         (174,844)        (102,060)
  Administrative Class                                        (112)               0             (507)             (38)
  Other Classes                                            (10,555)               0          (20,336)          (2,599)
Net increase (decrease) resulting from
  Fund share transactions                                   52,708            3,033          198,096          183,090

Total Increase (Decrease) in Net Assets                     55,535            3,023          190,977          191,183

Net Asset:
Beginning of period                                          3,023                0          429,806          238,623
End of period *                                        $    58,558      $     3,023      $   620,783      $   429,806

*Including net undistributed
  (overdistributed) investment income of:              $        (2)     $         0      $     8,423      $    20,944


Amounts in thousands                                 Global Bond Fund

                                                         Year Ended       Year Ended
Increase (Decrease) in Net Assets from:              March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                            $    14,277      $    17,040
Net realized gain (loss)                                      2,111             (576)
Net change in unrealized appreciation (depreciation)          1,023           (2,734)
Net increase (decrease) resulting from operations            17,411           13,730

Distributions to Shareholders:
From net investment income
  Institutional Class                                        (9,599)         (13,779)
  Administrative Class                                          (42)            (167)
  Other Classes                                                   0                0
In excess of net investment income
  Institutional Class                                        (4,449)               0
  Administrative Class                                          (19)               0
  Other Classes                                                   0                0
From net realized capital gains
  Institutional Class                                        (2,103)          (5,218)
  Administrative Class                                           (9)             (11)
  Other Classes                                                   0                0
In excess of net realized capital gains
  Institutional Class                                             0                0
  Administrative Class                                            0                0
  Other Classes                                                   0                0

Total Distributions                                         (16,221)         (19,175)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                        70,516           97,041
  Administrative Class                                        1,116           18,488
  Other Classes                                                   0                0
Issued in reorganization
  Other Classes                                                   0                0
Issued as reinvestment of distributions
  Institutional Class                                        12,222           15,183
  Administrative Class                                           70              163
  Other Classes                                                   0                0
Cost of shares redeemed
  Institutional Class                                       (73,227)         (66,343)
  Administrative Class                                       (1,398)         (17,243)
  Other Classes                                                   0                0
Net increase (decrease) resulting from
  Fund share transactions                                     9,299           47,289

Total Increase (Decrease) in Net Assets                      10,489           41,844

Net Asset:
Beginning of period                                         257,821          215,977
End of period *                                         $   268,310      $   257,821

*Including net undistributed
  (overdistributed) investment income of:               $    (3,116)     $     4,637




48  PIMCO Funds See accompanying notes

Amounts in thousands                                Global Bond Fund II               Emerging Markets Bond Fund

                                                        Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:             March 31, 1999   March 31, 1998   March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                           $     2,125      $     1,124      $       464      $       183
Net realized gain (loss)                                        75            1,252             (364)            (108)
Net change in unrealized appreciation (depreciation)           200             (178)            (652)              89
Net increase (decrease) resulting from operations            2,400            2,198             (552)             164

Distributions to Shareholders:
From net investment income
  Institutional Class                                       (1,435)            (100)            (388)            (165)
  Administrative Class                                           0                0               (7)               0
  Other Classes                                               (683)            (833)             (69)             (19)
In excess of net investment income
  Institutional Class                                            0                0                0                0
  Administrative Class                                           0                0                0                0
  Other Classes                                                  0                0                0                0
From net realized capital gains
  Institutional Class                                          (42)               0                0                0
  Administrative Class                                           0                0                0                0
  Other Classes                                                (20)          (2,237)               0                0
In excess of net realized capital gains
  Institutional Class                                         (220)               0              (23)             (51)
  Administrative Class                                           0                0               (1)               0
  Other Classes                                               (107)               0               (4)              (9)

Total Distributions                                         (2,507)          (3,170)            (492)            (244)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                        4,100           24,247              794            3,907
  Administrative Class                                           0                0              101                0
  Other Classes                                              3,958            8,381              959              779
Issued in reorganization
  Other Classes                                                  0                0                0                0
Issued as reinvestment of distributions
  Institutional Class                                        1,643              100              397              212
  Administrative Class                                           0                0                8                0
  Other Classes                                                641            2,575               45               22
Cost of shares redeemed
  Institutional Class                                       (1,175)               0             (346)            (350)
  Administrative Class                                           0                0                0                0
  Other Classes                                             (8,418)          (9,329)            (789)             (57)
Net increase (decrease) resulting from
  Fund share transactions                                      749           25,974            1,169            4,513

Total Increase (Decrease) in Net Assets                        642           25,002              125            4,433

Net Asset:
Beginning of period                                         41,902           16,900            4,433                0
End of period *                                        $    42,544      $    41,902      $     4,558      $     4,433

*Including net undistributed
  (overdistributed) investment income of:              $       (41)     $       141      $         0      $        27


Amounts in thousands                                Strategic Balanced Fund           StockPLUS Fund

                                                        Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:             March 31, 1999   March 31, 1998   March 31, 1999   March 31, 1998

Operations:
Net investment income (loss)                           $     3,531      $     3,200      $    56,693      $    64,898
Net realized gain (loss)                                     3,599            3,171          107,476           85,623
Net change in unrealized appreciation (depreciation)           (31)             630          (10,410)          21,299
Net increase (decrease) resulting from operations            7,099            7,001          153,759          171,820

Distributions to Shareholders:
From net investment income
  Institutional Class                                       (3,137)          (2,495)         (26,793)         (35,277)
  Administrative Class                                           0                0             (392)            (126)
  Other Classes                                                 (7)               0          (23,747)         (15,120)
In excess of net investment income
  Institutional Class                                            0                0                0                0
  Administrative Class                                           0                0                0                0
  Other Classes                                                  0                0                0                0
From net realized capital gains
  Institutional Class                                       (3,351)            (811)         (37,459)         (25,683)
  Administrative Class                                           0                0             (609)             (96)
  Other Classes                                                 (7)               0          (38,807)         (12,860)
In excess of net realized capital gains
  Institutional Class                                            0                0                0                0
  Administrative Class                                           0                0                0                0
  Other Classes                                                  0                0                0                0

Total Distributions                                         (6,502)          (3,306)        (127,807)         (89,162)

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                       55,153           29,336          204,651          225,911
  Administrative Class                                           0                0            9,414            1,303
  Other Classes                                                164                0          482,821          233,963
Issued in reorganization
  Other Classes                                                  0                0                0                0
Issued as reinvestment of distributions
  Institutional Class                                        4,030              617           61,000           54,317
  Administrative Class                                           0                0              978              211
  Other Classes                                                 14                0           54,076           26,317
Cost of shares redeemed
  Institutional Class                                         (640)          (5,202)        (181,983)        (165,345)
  Administrative Class                                           0                0           (1,643)            (291)
  Other Classes                                                 (6)               0         (131,236)         (43,168)
Net increase (decrease) resulting from
  Fund share transactions                                   58,715           24,751          498,078          333,218

Total Increase (Decrease) in Net Assets                     59,312           28,446          524,030          415,876

Net Asset:
Beginning of period                                         38,806           10,360          677,712          261,836
End of period *                                        $    98,118      $    38,806      $ 1,201,742      $   677,712

*Including net undistributed
  (overdistributed) investment income of:              $     2,185      $     2,019      $    54,973      $    43,808


                                   1999 Annual Report See accompanying notes  49

Statements of Cash Flows
For the year or period ended March 31, 1999

                                                                     Long-Term    Low Duration
                                                                     U.S. Gov't   Mortgage        Real Return     Foreign
Amounts in thousands                                                 Fund         Fund            Bond Fund       Bond Fund
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Fund shares                                               $   309,820    $       174    $    24,566    $   361,271
Redemptions of Fund shares                                            (100,796)           (18)        (5,000)      (193,788)
Cash distributions paid                                                 (2,861)             0           (117)       (11,529)
Increase/(decrease) from financing transactions                         65,093           (288)        24,194        193,593
Net increase (decrease) from financing activities                      271,256           (132)        43,643        349,547

Operating Activities

Purchases of long-term securities and foreign currency              (1,397,805)       (13,454)      (149,863)    (3,160,063)
Proceeds from sales of long-term securities and foreign currency     1,119,820         13,286        108,132      2,556,532
Purchases of short-term securities (net)                                 1,972             57         (1,213)       203,747
Net investment income                                                    9,135            246            695         27,910
Change in other receivables/payables (net)                              (4,401)            (4)          (508)        20,460
Net increase (decrease) from operating activities                     (271,279)           131        (42,757)      (351,414)

Net Increase in Cash and Foreign Currency                                  (23)            (1)           886         (1,867)

Cash and Foreign Currency
Beginning of period                                                         23              1              2          1,867
End of period                                                      $         0    $         0    $       888    $         0

                                                                                                   Emerging
                                                                    Global        Global           Markets
Amounts in thousands                                                Bond Fund     Bond Fund II     Bond Fund
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Fund shares                                               $    72,552    $     7,967    $     1,854
Redemptions of Fund shares                                             (74,761)        (9,615)        (1,137)
Cash distributions paid                                                 (3,931)          (213)           (41)
Increase/(decrease) from financing transactions                         17,184         (2,473)           866
Net increase (decrease) from financing activities                       11,044         (4,334)         1,542

Operating Activities

Purchases of long-term securities and foreign currency              (1,331,280)      (214,970)       (17,562)
Proceeds from sales of long-term securities and foreign currency     1,196,408        193,890         14,996
Purchases of short-term securities (net)                                76,998         23,518            478
Net investment income                                                   14,277          2,125            464
Change in other receivables/payables (net)                              32,139           (325)          (105)
Net increase (decrease) from operating activities                      (11,458)         4,238         (1,729)

Net Increase in Cash and Foreign Currency                                 (414)           (96)          (187)

Cash and Foreign Currency
Beginning of period                                                        414            224            203
End of period                                                      $         0    $       128    $        16



50  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)
--------------------------------------------------------------
CORPORATE BONDS & NOTES 36.3%
--------------------------------------------------------------
Banking & Finance 23.2%
Abbey National PLC
   6.625% due 05/23/2001             $       240    $     240
   6.700% due 06/29/2049                   5,000        4,888
ABN-AMRO Bank NV
   7.250% due 05/31/2005                     150          156
Aetna, Inc.
   7.250% due 08/15/2023                      50           49
Ahmanson (H.F.) & Co.
   7.650% due 04/15/2000                     175          178
Allstate Corp.
   6.750% due 05/15/2018                     280          282
   6.900% due 05/15/2038                  60,400       59,830
American Express
   8.500% due 08/15/2001                     350          371
   5.625% due 01/22/2004                   3,700        3,655
American General Finance
   7.250% due 04/15/2000                     500          509
   6.270% due 06/09/2000                     800          808
   5.875% due 07/01/2000                      75           75
   7.450% due 07/01/2002                     200          209
   6.250% due 12/18/2002                   1,080        1,092
   6.375% due 03/01/2003                     350          356
AON Capital Trust `A'
   8.205% due 01/01/2027                     725          808
Associates Corp. of North America
   7.250% due 09/01/1999                     285          287
   6.750% due 10/15/1999                      90           91
   7.850% due 10/20/1999                     500          507
   8.250% due 12/01/1999                     200          204
   7.250% due 12/17/1999                     660          669
   7.470% due 03/27/2000                   1,000        1,020
   6.000% due 06/15/2000                   2,634        2,650
   6.310% due 06/16/2000                     500          506
   6.250% due 09/15/2000                     200          201
   6.625% due 05/15/2001                     300          306
   6.700% due 05/29/2001                     100          102
   7.000% due 07/23/2001                     500          515
   5.104% due 08/27/2001(d)                3,500        3,509
   6.450% due 10/15/2001                  23,600       24,063
   7.500% due 04/15/2002                     185          194
   6.500% due 07/15/2002                     750          767
   5.750% due 11/01/2003                   4,175        4,140
   6.000% due 07/15/2005                  60,365       59,571
AT&T Capital Corp.
   5.438% due 04/01/1999(d)              175,500      175,500
   6.410% due 08/13/1999                   4,000        4,015
   6.580% due 09/03/1999                     500          502
   5.337% due 09/20/1999(d)                9,000        8,995
   6.230% due 10/15/1999                   2,000        2,011
   6.160% due 12/03/1999                   1,000        1,005
   5.405% due 03/21/2000(d)               31,100       31,054
   6.900% due 01/30/2002                   1,000        1,025
   6.750% due 02/04/2002                   1,925        1,970
AVCO Financial Services
   6.350% due 09/15/2000                     100          101
   7.375% due 08/15/2001                     300          310
Banco Latino Americano SA
   6.310% due 10/18/1999                     850          854
Banco Nacional de Comercio Exterior
   8.000% due 04/14/2000                   4,600        4,609
Banesto Delaware
   8.250% due 07/28/2002                  28,900       30,639
BankAmerica Corp.
   5.370% due 11/01/1999(d)                3,000        3,008
   5.240% due 03/05/2001(d)               36,000       36,138
   5.312% due 02/20/2002(d)               35,180       35,091
   8.125% due 06/15/2002                     350          374
   7.750% due 07/15/2002                     360          380
   7.200% due 09/15/2002                     400          416
   7.500% due 10/15/2002                   1,000        1,050
   6.850% due 03/01/2003                      65           67
   6.875% due 06/01/2003                     100          103
   8.950% due 11/15/2004                     500          506
   8.375% due 05/01/2007                       2            2
   8.570% due 11/15/2024                     125          147
BankBoston Corp.
   6.125% due 03/15/2002                  12,500       12,582
Bankers Trust Corp.
   6.750% due 10/03/2001                     500          508
   8.125% due 05/15/2002                     300          315
   5.139% due 07/03/2002(d)               10,000        9,766
   7.125% due 07/31/2002                     150          153
   5.100% due 05/11/2003(d)               82,800       83,209
   6.000% due 10/15/2008                     500          478
Banponce Corp.
   6.164% due 12/15/1999                   5,000        5,002
Bear Stearns Co., Inc.
   7.625% due 09/15/1999                     550          556
   4.440% due 06/12/2000(d)                8,700        8,708
   4.520% due 06/20/2000(d)                7,700        7,706
   6.750% due 08/15/2000                      50           51
   5.100% due 08/25/2000(d)                1,400        1,400
   5.230% due 08/29/2000(d)               39,800       39,858
   5.821% due 02/06/2001(d)                2,400        2,414
   5.138% due 02/16/2001(d)                2,000        1,996
   5.139% due 03/02/2001(d)                7,500        7,485
   5.407% due 01/28/2002(d)               11,250       11,226
   5.280% due 04/05/2002(d)               25,000       25,000
   6.125% due 02/01/2003                      25           25
   6.750% due 04/15/2003                     105          107
   5.185% due 07/22/2003(d)               19,000       18,840
   8.750% due 03/15/2004                      75           83
   6.625% due 10/01/2004                     250          253
   5.601% due 03/18/2005(d)               31,000       31,065
   6.250% due 07/15/2005                  25,000       24,711
Bell Atlantic Financial
   5.750% due 04/01/2003                   1,000        1,058
Beneficial Corp.
   5.950% due 07/25/2000                   5,000        4,995
   5.360% due 11/27/2000(d)               90,000       90,170
   4.790% due 01/09/2001(d)                9,000        8,988
   5.115% due 01/09/2002(d)                  500          497
   5.358% due 01/23/2002(d)                5,000        5,012
   5.451% due 03/01/2002(d)               40,000       40,173
   6.030% due 01/14/2003                     320          317
Bombardier Capital, Inc.
   6.000% due 01/15/2002                  28,000       27,864
BT Securities Corp.
   5.290% due 08/16/1999(d)               10,000        9,951
Capital One Bank
   6.830% due 08/16/1999                     275          276
Caterpillar Financial Service Corp.
   5.370% due 06/08/2000                     500          501
   5.300% due 05/29/2001(d)               10,000        9,988
   6.480% due 12/12/2001                     575          586
Central Hispano Financial Services
   5.720% due 04/29/2005(d)                5,000        5,018
Chase Manhattan Corp.
   5.875% due 08/04/1999                     400          400
   8.500% due 02/15/2002                     200          214
Chemical Banking Corp.
   6.125% due 11/01/2008                     400          400
Chrysler Financial Co. LLC
   6.350% due 06/22/1999                   8,000        8,020
   8.460% due 01/19/2000                     700          717
   6.250% due 03/06/2000                  14,735       14,884
   4.250% due 07/28/2000(d)                  100          100
   6.625% due 08/15/2000                     300          305
   5.860% due 01/16/2001                     500          504
   4.968% due 06/11/2001(d)                6,000        6,003
   5.690% due 11/15/2001                     150          150
   5.400% due 01/15/2002                  15,250       15,103
   5.080% due 07/17/2002(d)               20,000       20,019
   5.077% due 08/08/2002(d)               34,000       34,057
   5.118% due 02/03/2003(d)               15,000       15,007


                                   1999 Annual Report See accompanying notes  51

Total Return Fund
March 31, 1999

                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)
------------------------------------------------------------------------------
   5.108% due 03/06/2003(d)                     $      5,000        $    5,020
   5.058% due 06/18/2003                              35,000            35,038
Chubb Capital Corp.
   8.750% due 11/15/1999                                  40                40
   6.875% due 02/01/2003                                 100               104
Cincinnati Financial Corp.
   6.900% due 05/15/2028                              34,125            33,656
CIT Group, Inc.
   6.200% due 10/20/2000                               1,225             1,235
   6.750% due 05/14/2001                              30,000            30,631
Citicorp
   9.750% due 08/01/1999                               2,200             2,231
   5.619% due 10/20/1999(d)                           10,000            10,027
   5.371% due 10/25/1999(d)                           11,000            11,031
   5.230% due 05/23/2000(d)                           25,000            25,102
   5.491% due 06/01/2000                               5,000             5,021
   5.500% due 11/28/2000(d)                            5,000             5,025
   5.250% due 02/01/2001(d)                           10,000            10,056
   5.375% due 05/24/2001(d)                           69,000            69,158
   5.480% due 11/13/2001(d)                           10,000            10,022
   5.300% due 06/27/2002(d)                           11,450            11,398
   5.090% due 08/15/2002(d)                           11,500            11,543
   5.527% due 11/12/2002(d)                           30,000            30,081
   8.000% due 02/01/2003                                 250               266
   7.125% due 09/01/2005                                 100               103
   7.250% due 09/01/2008                                 500               527
Comerica, Inc.
   7.250% due 06/15/2007                                 200               212
Commercial Credit Co.
   6.750% due 05/15/2000                                 100               101
   6.000% due 06/15/2000                                 300               302
   5.550% due 02/15/2001                               1,300             1,298
   8.250% due 11/01/2001                               2,500             2,643
   7.750% due 03/01/2005                                 550               589
Conseco Finance Trust
   8.796% due 04/01/2027                                 125               117
Credit Asset Receivable
   6.274% due 10/30/2003                              49,343            50,345
Dean Witter Discover
   5.584% due 06/27/2000(d)                            1,900             1,894
   6.750% due 08/15/2000                                 100               102
Deutsche Bank Financial
   7.500% due 04/25/2009                               3,000             3,203
Donaldson, Lufkin & Jenrette
   5.470% due 09/18/2002(d)                           13,600            13,650
   6.170% due 07/15/2003                              20,000            19,902
Dow Capital BV
   7.125% due 01/15/2003                                 100               104
Edison Funding
   6.000% due 09/20/1999                               5,000             5,021
   6.000% due 12/20/1999                               5,000             5,007
Exxon Capital Corp.
   7.450% due 12/15/2001                                 250               261
First Chicago Corp.
   5.614% due 02/10/2000(d)                           20,000            20,061
   5.300% due 03/11/2002(d)                           10,000            10,063
   5.547% due 02/18/2003(d)                           10,000             9,848
   5.344% due 07/28/2003(d)                               50                50
First Interstate Bancorp
   8.875% due 01/01/2009(j)                              181               188
First Union Corp.
   6.375% due 01/15/2009                                 500               501
Fleet Financial Group
   9.900% due 06/15/2001                                 200               216
Ford Holdings, Inc.
   9.250% due 03/01/2000                               9,190             9,490
Ford Motor Credit Corp.
   8.875% due 06/15/1999                                 100               101
   6.375% due 04/15/2000                                 250               253
   6.950% due 05/15/2000                               8,450             8,604
   4.550% due 08/14/2000(d)                           75,800            76,050
   6.850% due 08/15/2000                               1,500             1,525
   6.375% due 10/06/2000                               1,000             1,013
   7.020% due 10/10/2000                              71,250            72,943
   6.250% due 11/08/2000                                 750               759
   5.250% due 03/05/2001(d)                            5,000             5,015
   5.803% due 04/10/2001(d)                           10,850            10,850
   7.020% due 06/07/2001                               1,000             1,028
   4.970% due 07/13/2001(d)                           36,500            36,680
   5.104% due 08/27/2001(d)                           27,500            27,454
   5.166% due 09/03/2001(d)                           11,000            11,008
   7.000% due 09/25/2001                               1,125             1,160
   5.468% due 10/15/2001(d)                           13,000            13,014
   5.130% due 01/17/2002(d)                           53,945            53,755
   8.200% due 02/15/2002                              11,600            12,315
   6.500% due 02/28/2002                               1,560             1,592
   5.150% due 03/19/2002                              28,208            28,175
   5.382% due 04/29/2002(d)                           33,000            33,001
   7.320% due 05/23/2002                              14,000            14,032
   5.425% due 06/04/2002(d)                            2,000             2,004
   5.180% due 10/15/2002(d)                            4,000             3,989
   7.750% due 11/15/2002                               5,430             5,763
   7.500% due 01/15/2003                                 250               263
   5.109% due 02/03/2003(d)                           30,000            30,043
   5.100% due 02/13/2003(d)                          100,000           100,159
   5.525% due 02/13/2003(d)                          190,985           190,334
   6.125% due 04/28/2003                                 580               585
   6.625% due 06/30/2003                                 775               794
   5.226% due 06/02/2004(d)                            1,500             1,504
   8.250% due 02/23/2005                               2,500             2,757
   5.407% due 04/28/2005(d)                           50,000            49,677
   6.125% due 01/09/2006                                  25                25
   7.700% due 05/15/2097                                 450               489
General Electric Capital Corp.
   8.375% due 03/01/2001                                 665               699
   5.500% due 11/01/2001                                  50                50
   6.210% due 12/09/2005                                 400               404
   8.300% due 09/20/2009                                 150               176
General Motors Acceptance Corp.
   8.400% due 10/15/1999                                 360               366
   8.170% due 01/02/2000                                 312               320
   6.500% due 01/17/2000                              46,110            46,256
   6.650% due 05/05/2000                               6,500             6,578
   6.875% due 06/01/2000                              10,250            10,405
   7.500% due 06/09/2000                               1,000             1,024
   5.699% due 11/20/2000                              66,690            66,950
   5.500% due 01/16/2001                              15,000            14,984
   8.625% due 01/18/2001                              15,000            15,771
   8.500% due 01/19/2001                               3,675             3,858
   5.800% due 04/09/2001                               8,340             8,373
   6.800% due 04/17/2001                               4,800             4,909
   5.950% due 04/20/2001                              22,150            22,299
   6.700% due 04/30/2001                               3,000             3,064
   7.125% due 05/01/2001                              44,095            45,291
   6.750% due 06/05/2001                                 880               900
   4.991% due 10/22/2001(d)                           25,000            25,008
   9.625% due 12/15/2001                               5,650             6,191
   5.375% due 12/17/2001(d)                           13,000            13,064
   5.160% due 01/08/2002(d)                            3,000             3,004
   6.625% due 01/10/2002                                 500               510
   6.750% due 02/07/2002                               1,590             1,632
   5.180% due 03/15/2002(d)                            6,215             6,215
   5.095% due 04/29/2002(d)                          168,184           167,864
   7.000% due 09/15/2002                                 250               259
   6.625% due 10/01/2002                               5,000             5,118
   5.100% due 11/12/2002(d)                           10,200            10,202
   6.200% due 12/15/2002                                 500               508
   6.000% due 01/15/2003                                 990               995
   5.875% due 01/22/2003                              30,500            30,503
   6.750% due 03/15/2003                              40,125            41,298
   7.125% due 05/01/2003                              36,000            37,492
   5.100% due 08/18/2003(d)                           34,740            34,578
   5.550% due 09/15/2003                              32,000            31,495
   6.625% due 10/20/2003                               2,000             2,052
   5.750% due 11/10/2003                               1,000               992
   8.950% due 07/02/2009                              21,500            23,597
Golden State Holdings
   6.750% due 08/01/2001                               1,250             1,254
Goldman Sachs Group
   5.030% due 07/31/2000(d)                           26,000            26,058



52  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                                  Principal
                                                     Amount               Value
                                                     (000s)              (000s)
-------------------------------------------------------------------------------
   5.150% due 11/21/2000(d)                  $       20,000        $     19,894
   5.210% due 11/24/2000(d)                         108,000             108,305
   6.200% due 12/15/2000                              6,500               6,529
   5.150% due 12/22/2000(d)                          17,000              17,089
   5.237% due 01/09/2001(d)                         105,000             104,865
   5.490% due 01/16/2001(d)                          14,000              14,078
   5.151% due 01/25/2001(d)                          77,000              77,185
   5.230% due 02/20/2001(d)                           3,000               3,002
   5.431% due 04/16/2001(d)                          18,000              18,001
   5.300% due 12/07/2001(d)                          25,000              25,105
   5.250% due 12/24/2001(d)                             900                 904
   5.400% due 02/19/2002(d)                           2,300               2,300
Hartford Life
   7.650% due 06/15/2027                             15,000              16,281
Heller Financial, Inc.
   5.103% due 04/01/1999(d)                          19,000              19,005
   5.217% due 04/27/1999(d)                          20,000              20,008
   6.640% due 05/13/1999                              2,000               2,002
   5.352% due 09/03/1999(d)                           4,000               4,003
   6.405% due 10/15/1999                             10,000              10,059
   5.381% due 12/01/1999(d)                          25,000              25,030
   6.520% due 12/06/1999                              8,750               8,819
   5.443% due 01/18/2000                              2,000               2,002
   5.625% due 03/15/2000                                200                 200
   6.500% due 05/15/2000                             12,000              12,113
   5.280% due 07/07/2000(d)                          60,000              60,144
   5.380% due 08/25/2000(d)                          11,000              11,004
   5.330% due 09/25/2000(d)                          14,500              14,532
   6.500% due 11/01/2001                                250                 254
Hitachi Credit America
   5.125% due 05/15/2000                             25,000              25,027
   5.310% due 07/07/2000(d)                          40,000              40,071
Household Bank
   5.410% due 09/26/2001(d)                           9,000               9,011
   5.159% due 10/22/2003(d)                          15,000              14,919
Household Capital Trust
   5.600% due 06/26/2004(d)                           3,075               3,072
Household Finance Corp.
   6.580% due 05/17/1999                                165                 165
   5.369% due 08/01/2001(d)                           1,500               1,503
   5.369% due 11/01/2001(d)                           5,000               5,012
   5.096% due 05/07/2002(d)                          40,850              40,869
   5.260% due 06/24/2003(d)                          31,000              31,149
   5.500% due 06/24/2003                             35,000              35,168
Household Netherlands BV
   6.125% due 03/01/2003                             18,100              17,921
Inter-American Development Bank
   8.875% due 06/01/2009                                200                 245
International Lease Finance
   5.750% due 12/15/1999                                 50                  50
   7.000% due 05/15/2000                                500                 508
   6.420% due 09/11/2000                                500                 505
   5.930% due 07/15/2003                             14,000              13,959
J.P. Morgan & Co.
   6.250% due 12/15/2005                                200                 198
Key Bank NA
   7.550% due 09/15/2006                                350                 375
Kimco Realty Corp.
   6.500% due 10/01/2003                                200                 198
Korea Development Bank
   6.250% due 05/01/2000                              5,000               4,936
   6.750% due 12/01/2005                                 55                  51
   7.250% due 05/15/2006                                 50                  48
Korean Export-Import Bank
   6.500% due 10/06/1999                              8,000               7,952
LB Rheinland - PFALZ
   5.000% due 02/23/2028                              3,400               3,440
Lehman Brothers Holdings, Inc.
   7.110% due 09/27/1999                                 20                  20
   4.990% due 08/11/2000(d)                          30,000              29,890
   5.900% due 04/01/2002(d)                          56,850              56,850
Lehman Brothers, Inc.
   7.410% due 05/25/1999                                500                 501
   4.590% due 09/01/1999(d)                          10,000               9,965
   7.140% due 09/24/1999                                 34                  34
   6.150% due 03/15/2000                              7,700               7,702
   5.376% due 04/03/2000(d)                          30,000              29,847
   6.500% due 07/18/2000                              3,000               3,011
   6.650% due 07/27/2000(d)                           8,000               7,990
   6.330% due 08/01/2000                                666                 667
   6.400% due 08/30/2000                              1,500               1,508
   6.500% due 09/25/2000                             11,200              11,278
   5.390% due 09/26/2000(d)                           5,000               4,957
   5.346% due 11/06/2000(d)                          30,910              30,933
   5.702% due 12/01/2000(d)                             500                 497
   6.125% due 02/01/2001                              2,000               1,992
   5.750% due 02/20/2001                              1,500               1,502
   5.287% due 02/27/2001(d)                          76,400              75,978
   5.164% due 06/01/2001(d)                         100,000              99,081
   6.020% due 08/28/2002(d)                           6,500               6,452
   5.577% due 09/03/2002(d)                          14,000              14,009
Liberty Mutual Insurance
   8.200% due 05/04/2007                             17,510              18,963
Marine Midland
   5.375% due 12/20/2000(d)                           3,700               3,709
MBNA Corp.
   5.661% due 12/01/1999(d)                          66,900              66,922
   5.320% due 09/13/2001(d)                           1,000                 996
   6.990% due 05/24/2002                              1,000               1,003
   5.619% due 12/10/2002                              2,100               2,057
MCN Investment Corp.
   6.030% due 02/01/2001                              6,850               6,766
   6.300% due 04/02/2001                              7,500               7,485
   7.120% due 01/16/2004                              7,500               7,601
Meditrust
   7.375% due 07/15/2000                                345                 334
Mellon Bank Corp.
   6.500% due 08/01/2005                                 75                  76
Merrill Lynch & Co.
   8.250% due 11/15/1999                                250                 254
   6.620% due 06/06/2000                                500                 505
   6.450% due 06/20/2000                                350                 355
   6.250% due 07/25/2000                                490                 495
   5.269% due 08/03/2000(d)                           5,000               5,013
   5.300% due 09/25/2000(d)                           5,000               5,008
   5.362% due 10/03/2000(d)                          20,000              20,002
   5.440% due 12/05/2000(d)                          89,000              89,032
   6.500% due 04/01/2001                                400                 406
   6.750% due 04/30/2001                              2,775               2,838
   5.081% due 05/08/2001                             54,900              55,006
   5.204% due 05/30/2001(d)                           3,800               3,784
   5.345% due 06/04/2001(d)                          30,000              29,963
   7.050% due 06/04/2001                              6,175               6,356
   5.299% due 11/01/2001(d)                          30,000              30,004
   5.457% due 11/09/2001(d)                          10,000              10,011
   5.130% due 01/15/2002(d)                          17,000              17,024
   5.345% due 02/01/2002(d)                           4,000               4,011
   8.000% due 02/01/2002                                400                 421
   7.375% due 08/17/2002                                300                 313
   8.300% due 11/01/2002                                200                 214
   6.000% due 02/12/2003                                500                 502
   6.875% due 03/01/2003                                140                 144
   5.400% due 06/24/2003(d)                          27,000              26,884
   5.226% due 10/01/2003(d)                           5,000               5,001
   7.000% due 03/15/2006                              1,500               1,545
   7.000% due 04/27/2008                                100                 104
   6.375% due 10/15/2008                             17,000              16,896
Metropolitan Life Insurance Co.
   6.300% due 11/01/2003                              6,800               6,829
Mexico Credit Link
  10.508% due 02/22/2002(d)                          29,500              30,527
MIC Financing Trust
   8.375% due 02/01/2027                             36,000              35,442
Morgan Stanley Group, Inc.
   6.375% due 12/15/2003                                150                 152
Morgan Stanley, Dean Witter, Discover and Co.
   5.657% due 02/06/2001                              1,190               1,195
   5.412% due 04/16/2001(d)                          25,000              24,998
   6.700% due 05/01/2001                                600                 610


                                   1999 Annual Report See accompanying notes  53

Schedule of Investments
Total Return Fund
March 31, 1999

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
-------------------------------------------------------------------------------
   9.375% due 06/15/2001                            $     300         $     322
   5.150% due 12/19/2001(d)                            19,700            19,696
   5.429% due 03/11/2003(d)                            10,000             9,950
Morgan, J.P. & Co., Inc.
   5.750% due 02/25/2004                               22,800            22,545
   6.000% due 01/15/2009                               27,000            26,091
Nacional Financiera
   8.000% due 06/19/2000                                4,500             4,496
   8.649% due 12/01/2000(d)                            25,250            25,755
NationsBank Corp.
   6.750% due 02/26/2001                                  500               511
   7.000% due 09/15/2001                                1,500             1,543
   5.650% due 06/17/2002(d)                            10,000             9,954
NCNB Corp.
   7.750% due 08/01/2002                                  796               797
Norwest Financial, Inc.
   7.000% due 01/15/2003                                  300               312
   6.000% due 02/01/2004                                   50                50
Okobank
   5.350% due 05/23/2006(d)                            10,000             9,882
Paccar Financial Corp.
   6.740% due 09/15/2000                                  250               254
PaineWebber
   5.520% due 10/04/1999                                4,000             4,000
   7.000% due 03/01/2000                                  200               202
   6.950% due 03/31/2000                                  120               121
   6.538% due 05/09/2000(d)                             5,000             5,010
   5.470% due 02/18/2002(d)                             5,000             4,965
   5.590% due 05/20/2002(d)                             1,000               988
Pemex Finance Limited
   6.125% due 11/15/2003                               15,000            14,892
Pitney Bowes Credit Corp.
   6.540% due 07/15/1999                                  400               402
PNC Bank Corp.
   4.913% due 06/01/2000(d)                           217,000           216,768
   5.100% due 01/24/2002(d)                            49,000            48,657
   5.001% due 08/15/2002(d)                             5,000             5,009
PNC Funding Corp.
   6.875% due 03/01/2003                                  100               103
Popular, Inc
   6.715% due 06/06/2000                               20,000            20,069
   6.625% due 01/15/2004                               19,500            19,240
Prudential Insurance Co.
   6.375% due 07/23/2006                               15,000            14,938
Prudential Property Investment
   6.625% due 04/01/2009                               17,000            16,863
Reliance Group Holdings
   9.000% due 11/15/2000                               19,000            19,557
   9.750% due 11/15/2003                               10,000            10,388
Residential Reinsurance
   9.180% due 06/01/1999(d)                            39,500            39,944
Safeco Corp.
   7.260% due 08/12/2002                                  500               520
Salomon, Inc.
   4.704% due 04/05/1999(d)                             5,500             5,500
   7.000% due 05/15/1999                               26,090            26,135
   4.370% due 06/24/1999(d)                             9,000             8,992
   7.590% due 01/28/2000                                  150               152
   6.500% due 03/01/2000                               18,350            18,540
   6.625% due 11/30/2000                                  235               238
   6.650% due 07/15/2001                                  600               611
   7.000% due 03/04/2002                                5,000             5,122
   5.400% due 05/16/2002(d)                            23,000            23,026
Salomon, Smith Barney Holdings
   7.980% due 03/01/2000                               12,000            12,249
   6.625% due 06/01/2000                                   95                96
   5.875% due 02/01/2001                                4,000             4,006
   3.650% due 02/14/2002                               17,610            17,158
Sanwa Business Credit
   6.540% due 06/20/2000                                1,000             1,010
   5.695% due 07/13/2001(d)                             1,000             1,002
Sears Roebuck Acceptance
   6.000% due 03/20/2003                              149,750           149,968
Security Pacific Corp.
   6.000% due 05/01/2000                                  600               600
  11.500% due 11/15/2000                                4,000             4,326
Signet Bank Corp.
   9.625% due 06/01/1999                                6,500             6,540
Societe Generale
   7.400% due 06/01/2006                                1,500             1,576
Sparbanken Sverige AB
   8.490% due 10/29/2049(d)                            12,670            12,670
Sumitomo
   9.400% due 12/29/2049(d)                            19,500            18,330
Sun Life of Canada (U.S.)
   8.526% due 05/29/2049                                  250               263
Swedbank
   7.531% due 10/29/2049(d)                            12,000            12,161
Textron Financial Corp.
   5.100% due 11/24/1999(d)                            10,000            10,014
Tokai Capital Corp.
   9.980% due 12/29/2049(d)                            13,050            11,646
Toronto-Dominion Bank
   7.875% due 08/15/2004                                   50                53
Toyota Motor Credit Corp.
   4.659% due 02/15/2002                               40,000            38,495
TPSA Finance BV
   7.125% due 12/10/2003                               12,200            12,054
   7.750% due 12/10/2008                               10,000             9,767
Transamerica Corp.
   4.703% due 04/20/1999(d)                               500               500
   7.400% due 07/29/1999                                2,000             2,012
   5.469% due 09/17/2001(d)                            20,000            19,970
   7.500% due 03/15/2004                                  270               285
   6.750% due 11/15/2006                                  500               513
Travelers Group, Inc.
   7.200% due 02/01/2004                               38,480            40,204
Trinet Corp. Realty Trust
   6.750% due 03/01/2003                                   45                45
Trizec Finance Limited
  10.875% due 10/15/2005                                2,489             2,725
U.S. Bancorp
   5.085% due 01/16/2002(d)                            49,000            49,040
Wachovia Corp.
   6.700% due 04/14/1999                                  500               500
   7.000% due 12/15/1999                                  100               101
Wells Fargo & Co.
   5.625% due 02/05/2001                                  400               401
   8.750% due 05/01/2002                                  100               108
Westdeutsche Landesbank
   6.750% due 06/15/2005                                4,000             4,083
   6.050% due 01/15/2009                               30,000            29,438
World Savings & Loan
   9.900% due 07/01/2000                                  250               250
Xerox Corp.
   7.010% due 04/30/1999                                  120               120
                                                                    -----------
                                                                      6,050,090
                                                                    -----------
Industrials 9.3%
AK Steel Corp.
  10.750% due 04/01/2004                               22,050            22,939
Akzo Nobel, Inc.
   6.000% due 11/15/2003                               32,000            31,642
Albertson's, Inc.
   6.375% due 06/01/2000                                  150               152
Allied Waste North America, Inc.
   7.375% due 01/01/2004                               18,925            18,483
Amerco, Inc.
   7.135% due 10/15/2002                               15,000            14,730
American Home Products Corp.
   7.700% due 02/15/2000                                  550               561
Amerigas Partners LP
  10.125% due 04/15/2007                                1,730             1,808
AMR Corp.
   9.750% due 03/15/2000                               10,760            11,134
  10.610% due 01/11/2001                                4,000             4,305
  10.570% due 01/15/2001                                3,000             3,226
  10.590% due 01/31/2001                                3,000             3,231
  10.000% due 02/01/2001                                2,000             2,130
   9.400% due 05/08/2001                                3,000             3,195
   9.500% due 05/15/2001                                2,250             2,399


54  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
   9.130% due 10/25/2001                           $      2,000    $      2,133
   8.470% due 02/20/2002                                  2,000           2,119
   8.500% due 02/26/2002                                  1,000           1,061
  10.210% due 01/01/2010                                  6,500           8,143
Baxter International, Inc.
   9.500% due 06/15/2008                                    200             241
Bellat Racers
   5.969% due 04/01/2003                                 20,000          20,000
BOC Group PLC
   5.875% due 01/29/2001                                    250             251
Boeing Co.
   8.375% due 02/15/2001                                    150             157
   6.350% due 06/15/2003                                    750             761
Boise Cascade Co.
   9.900% due 03/15/2000                                    275             282
Browning-Ferris Industries, Inc.
   6.080% due 01/18/2002(d)                              51,750          51,239
   6.100% due 01/15/2003                                  6,000           5,676
Canadian Pacific Limited
   9.450% due 08/01/2021                                  2,750           3,314
CBS, Inc.
   7.625% due 01/01/2002                                    100             103
Cemex SA
  10.000% due 11/05/1999                                  1,000           1,018
   8.500% due 08/31/2000                                 10,000          10,132
Centerior Fuel Corp.
   9.540% due 08/02/1999(j)                              10,000          10,394
   9.750% due 08/02/2000(j)                               8,000           8,585
Century Communications Corp.
   9.500% due 08/15/2000                                  6,000           6,150
   0.000% due 03/15/2003                                 10,515           7,597
CF Cable TV, Inc.
   9.125% due 07/15/2007                                  1,600           1,708
Circus Circus Enterprises
   6.750% due 07/15/2003                                  4,500           4,292
Coca-Cola Co.
   6.375% due 08/01/2001                                    200             203
   7.875% due 02/01/2002                                    600             633
Coltec Industries, Inc.
   7.500% due 04/15/2008                                  4,400           4,488
Columbia/HCA Healthcare
   8.020% due 08/05/2002                                  3,880           3,789
   8.130% due 08/04/2003                                  7,000           6,824
   6.630% due 07/15/2045                                 10,000           9,477
   6.730% due 07/15/2045                                 14,760          14,030
Comverse Technology, Inc.
   4.500% due 07/01/2005                                  2,000           2,913
Continental Airlines
   6.954% due 02/02/2011                                 26,000          26,034
Continental Cablevision
  11.000% due 06/01/2007                                  4,536           4,819
   9.500% due 08/01/2013                                 27,000          32,204
CSC Holdings, Inc
   7.625% due 07/15/2018                                 22,000          22,003
Cumberland Farms
  10.500% due 10/01/2003                                  2,711           2,697
Dayton Hudson Corp.
  10.000% due 12/01/2000                                  1,000           1,068
Delta Air Lines, Inc.
   9.875% due 05/15/2000                                  8,700           9,054
   6.650% due 03/15/2004                                 13,500          13,508
  10.140% due 08/14/2012                                  1,000           1,249
   9.200% due 09/23/2014                                  6,000           7,053
Disney (Walt) Co.
   6.375% due 03/30/2001                                    250             255
   6.750% due 03/30/2006                                    100             104
DTE Capital Corp.
   8.350% due 11/15/2003(d)                              48,000          47,660
E.I. Du Pont de Nemours
   9.150% due 04/15/2000                                    100             104
Eastman Chemical Co.
   6.375% due 01/15/2004                                  5,750           5,735
Eli Lilly & Co.
   8.125% due 02/07/2000                                    387             395
   8.125% due 12/01/2001                                    500             533
Enron Corp.
   5.557% due 11/18/1999(d)                              35,000          35,048
   6.532% due 12/30/1999(d)                              29,419          29,419
   6.532% due 12/30/1999(d)                              25,802          25,802
Flag Limited
   6.900% due 12/15/2004                                    515             503
Ford Motor Co.
   9.000% due 09/15/2001                                    880             945
   6.625% due 10/01/2028                                115,800         111,471
Fortune Brands
   8.500% due 10/01/2003                                    500             557
Fred Meyer, Inc.
   7.150% due 03/01/2003                                  6,000           6,168
   7.375% due 03/01/2005                                 39,325          40,933
   7.450% due 03/01/2008                                    300             317
General Motors Acceptance Corp.
   9.625% due 12/01/2000                                    525             558
   7.100% due 03/15/2006                                    250             262
Gillette Co.
   5.750% due 10/15/2005                                  1,500           1,497
Great Atlantic & Pac Tea
   7.750% due 04/15/2007                                    150             149
Gulf Canada Resources
   9.250% due 01/15/2004                                  7,250           7,385
   9.625% due 07/01/2005                                  2,000           2,045
H.J. Heinz Co.
   7.500% due 04/26/2000                                    150             153
Hollinger International Publishing
   9.250% due 02/01/2006                                  3,000           3,135
Hyder PLC
   6.500% due 12/15/2008                                 10,000           9,870
IBM Corp.
   5.732% due 11/01/1999(d)                              35,000          34,956
   7.250% due 11/01/2002                                    100             105
   7.125% due 12/01/2096                                  2,500           2,599
Inco Limited
   9.875% due 06/01/2019                                  5,000           5,226
Ingersoll-Rand Co.
   6.255% due 02/15/2001                                    295             298
Intermedia Communications, Inc.
   0.000% due 05/15/2006(i)                               2,500           2,175
ISP Holdings, Inc.
   9.750% due 02/15/2002                                  4,500           4,658
   9.000% due 10/15/2003                                  5,000           5,125
ITT Corp.
   6.250% due 11/15/2000                                 10,070           9,814
J. Seagram & Sons
   6.250% due 12/15/2001                                 51,000          51,258
Jones International Networks Limited
  11.750% due 07/01/2005                                     55              41
K-Mart Corp.
   8.190% due 11/24/2003                                  5,000           5,039
K-III Communications Co.
   8.500% due 02/01/2006                                  4,000           4,090
Kellogg
   5.750% due 02/02/2001                                 74,850          74,894
Langdell
   9.978% due 07/30/1999(d)                               9,800           9,861
Lenfest Communications
   8.375% due 11/01/2005                                  5,000           5,350
Limited, Inc.
   7.800% due 05/15/2002                                    500             524
Loyola University of Chicago
   6.030% due 06/15/2000(d)                              16,100          16,188
Mallinckrodt, Inc.
   6.300% due 03/15/2011(d)                              10,000           9,971
Marlin Water Trust
   7.090% due 12/15/2001                                 20,000          20,276
Mazda Manufacturing Corp.
  10.500% due 07/01/2008(j)                               1,980           2,596
McDonald's Corp.
   6.500% due 08/01/2007                                    250             257



                                   1999 Annual Report See accompanying notes  55

Schedule of Investments
Total Return Fund
March 31, 1999
                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)
------------------------------------------------------------------------------
Mobil Corp.
   8.375% due 02/12/2001                           $    340          $    356
Motorola, Inc.
   7.600% due 01/01/2007                                200               218
Nabisco, Inc.
   6.800% due 09/01/2001                              3,000             3,052
   6.125% due 02/01/2033                             15,000            14,733
Nabors Industries, Inc.
   6.800% due 04/15/2004                              9,250             9,298
New York Times Co.
   7.625% due 03/15/2005                              1,000             1,082
News America Holdings Corp.
   8.625% due 02/01/2003                                750               814
News Corp. Limited
   0.000% due 06/15/1999(i)                             900               845
Nike, Inc.
   6.510% due 06/16/2000                              1,000             1,017
Noranda, Inc.
   7.000% due 07/15/2005                              1,800             1,747
Occidental Petroleum
   6.400% due 04/01/2003                              6,510             6,441
   8.500% due 09/15/2004                              5,000             5,023
Owens Corning
   7.000% due 05/15/2000                                200               201
Owens-Illinois, Inc.
   7.850% due 05/15/2004                              2,600             2,665
   7.150% due 05/15/2005                             10,000             9,862
Pennzoil Co.
   9.625% due 11/15/1999                              5,000             5,101
Pepsi Bottling Group, Inc.
   5.250% due 03/06/2000(d)                         376,000           375,846
Petroleos Mexicanos
   9.857% due 07/15/2005(d)                          32,500            30,266
Philip Morris Cos., Inc.
   6.150% due 03/15/2000                             20,000            20,109
   9.000% due 01/01/2001                                300               316
   7.250% due 09/15/2001                                 70                72
   7.500% due 01/15/2002                                 50                52
   6.800% due 12/01/2003                             48,345            49,513
   7.000% due 07/15/2005                              1,125             1,156
   7.200% due 02/01/2007                             32,000            33,416
Phillips Petroleum Co.
   6.375% due 03/30/2009                             31,000            30,894
   7.000% due 03/30/2029                             16,000            15,940
Procter & Gamble Co.
   5.250% due 09/15/2003                             35,000            34,462
Qwest Communications International, Inc.
   0.000% due 10/15/2007(i)                           2,507             2,000
R & B Falcon Corp.
   6.500% due 04/15/2003                              1,000               855
Racers
   7.709% due 04/28/2003(d)                          30,000            27,713
Reliant Energy, Inc.
   8.920% due 05/15/2001                              6,500             6,860
   6.375% due 11/01/2003                             14,000            13,818
RJR Nabisco
   8.000% due 01/15/2000                              6,777             6,860
   7.625% due 09/01/2000                              6,000             6,104
   8.000% due 07/15/2001                             35,630            36,589
   8.625% due 12/01/2002                             10,920            11,353
   7.625% due 09/15/2003                              9,000             9,211
   8.750% due 04/15/2004                             23,800            25,538
   8.250% due 07/01/2004                              2,000             2,105
   8.750% due 07/15/2007                             25,000            27,212
Rogers Cablesystems Limited
  10.000% due 12/01/2007                              5,000             5,613
Rogers Cantel Mobile Communications, Inc.
   9.375% due 06/01/2008                              2,750             3,032
Saferco
   9.460% due 05/31/1999(j)                           1,000             1,007
   9.630% due 05/31/2000(j)                           6,500             6,833
   9.590% due 05/31/2001(j)                           3,000             3,251
Safeway, Inc.
   5.750% due 11/15/2000                                150               150
   6.850% due 09/15/2004                                250               259
Sara Lee Corp.
   6.300% due 11/07/2005                                500               506
Sears Roebuck & Co.
   6.800% due 05/07/2001                                500               510
   6.790% due 05/21/2001                                500               510
   9.400% due 08/02/2001                                250               269
   7.260% due 04/21/2003                              3,000             3,123
   6.250% due 01/15/2004                                300               303
   6.750% due 09/15/2005                                785               804
Sears Roebuck Acceptance
   5.155% due 06/27/2000(d)                           5,000             5,008
   7.110% due 06/19/2001                              1,000             1,026
   6.120% due 12/13/2001                                260               262
   6.950% due 05/15/2002                                300               309
   7.140% due 05/02/2003                              5,000             5,184
   6.560% due 11/20/2003                              1,178             1,198
   6.700% due 11/15/2006                                500               511
Shell Oil Co.
   7.250% due 02/15/2002                                 50                50
Smithfield Foods
   7.625% due 02/15/2008                              2,000             1,935
Smithkline Beecham
   7.375% due 04/15/2005                                150               161
Solectron Corp.
   0.000% due 01/27/2019                              4,000             1,975
SUPERVALU, Inc.
   6.500% due 10/06/2000                                140               142
TCI Communications, Inc.
   7.250% due 06/15/1999                              4,800             4,822
   6.375% due 09/15/1999                             39,175            39,398
   5.080% due 02/02/2000(d)                          50,000            49,951
   5.395% due 09/11/2000(d)                          48,500            48,362
   5.750% due 12/20/2000(d)                          10,000            10,034
   6.375% due 05/01/2003                              3,200             3,271
Telecommunications, Inc.
   7.375% due 02/15/2000                             12,000            12,213
   8.250% due 01/15/2003                             43,125            46,777
Telewest Communications
   9.625% due 10/01/2006                              5,000             5,313
Tenet Healthcare Corp.
   8.625% due 12/01/2003                              1,200             1,228
   7.625% due 06/01/2008                             27,000            26,190
Texaco Capital
   8.500% due 02/15/2003                                700               767
   6.000% due 06/15/2005                                400               400
Time Warner, Inc.
   7.550% due 02/01/2000                              5,735             5,844
   6.100% due 12/30/2001                              1,375             1,382
   7.975% due 08/15/2004                             31,803            34,403
   8.110% due 08/15/2006                             80,929            89,539
   8.180% due 08/15/2007                              2,400             2,695
   7.250% due 09/01/2008                                125               134
Union Pacific Corp.
   5.945% due 05/22/2000(d)                          60,000            59,963
   6.930% due 06/01/2003                              1,000             1,020
   6.000% due 09/01/2003                              8,000             7,901
   6.120% due 02/01/2004                                250               245
United Airlines
   9.000% due 12/15/2003                              1,000             1,092
USA Waste Services, Inc.
   6.125% due 07/15/2001                             23,500            23,628
USX Corp.
   9.800% due 07/01/2001                                300               324
Wal-Mart Stores, Inc.
   9.100% due 07/15/2000                                100               105
   8.625% due 04/01/2001                              1,450             1,536
Waste Management, Inc.
   6.250% due 04/01/1999                              1,000             1,000
   4.000% due 02/01/2002                              3,000             3,536
Westpoint Stevens, Inc.
   7.875% due 06/15/2005                              8,000             8,220
Westvaco Corp.
   9.650% due 03/01/2002                                150               165
Williams Co.
   5.250% due 01/30/2000(d)                          23,000            23,034


56  PIMCO Funds See accompanying notes

                                                          Principal
                                                             Amount        Value
                                                             (000s)       (000s)
--------------------------------------------------------------------------------
WMX Technologies
   6.700% due 05/01/2001                              $      10,000  $    10,152
   7.000% due 10/15/2006                                        500          521
Xerox Corp.
   7.040% due 04/30/1999                                        770          771
   6.500% due 06/29/2000                                        280          285
   5.750% due 07/21/2000                                        500          503
   7.410% due 05/15/2001                                      1,000        1,030
                                                                    ------------
                                                                       2,426,041
                                                                    ============
Utilities 3.8%
AES Corp.
  10.250% due 07/15/2006                                      4,500        4,770
Alabama Power Co.
   5.350% due 11/15/2003                                        600          587
Appalachian Power Co.
   6.350% due 03/01/2000                                        500          504
AT&T Corp.
   7.125% due 01/15/2002                                         75           78
   7.000% due 05/15/2005                                        200          211
Baltimore Gas & Electric
   6.125% due 07/01/2003                                        150          152
Beaver Valley Funding Corp.
   8.250% due 06/01/2003                                        779          795
   8.625% due 06/01/2007                                      5,000        5,339
BellSouth Telecommunications, Inc.
   7.500% due 06/15/2033                                        185          191
California Energy
   9.500% due 09/15/2006                                     12,040       13,270
Calpine Corp.
   9.250% due 02/01/2004                                      4,150        4,275
   7.625% due 04/15/2006                                      7,000        7,035
   7.875% due 04/01/2008                                      2,500        2,556
Central Maine Power Co.
   6.350% due 09/20/1999                                     30,000       30,022
   6.413% due 10/25/1999                                     39,000       39,195
   6.463% due 11/01/1999(d)                                   6,800        6,834
   6.500% due 06/14/2000                                      5,500        5,492
Chesapeake & Potomac Telephone
   5.625% due 03/01/2007                                        500          481
   8.000% due 10/15/2029                                      1,125        1,306
Cleveland Electric Illuminating Co.
   7.850% due 11/01/1999                                      6,000        6,070
   7.420% due 08/01/2001                                     10,000       10,280
   9.500% due 05/15/2005                                     13,000       14,079
Cleveland Electric/Toledo Edison
   7.190% due 07/01/2000                                     20,400       20,570
CMS Energy
   7.375% due 11/15/2000                                     57,535       58,102
   8.125% due 05/15/2002                                      5,000        5,140
   7.000% due 01/15/2005                                     30,000       29,263
Coastal Corp.
   8.750% due 05/15/1999                                      4,300        4,314
Commonwealth Edison
   6.500% due 04/15/2000                                      6,185        6,248
   5.060% due 06/15/2002(d)                                   1,000        1,003
   6.625% due 07/15/2003                                      1,000        1,024
   9.875% due 06/15/2020                                     11,700       13,837
Connecticut Light & Power Co.
   7.250% due 07/01/1999                                      4,485        4,487
   5.750% due 07/01/2000                                      2,000        1,994
   7.750% due 06/01/2002                                      5,000        5,183
   8.590% due 06/05/2003                                     27,000       26,823
Consolidated Edison
   7.600% due 01/15/2000                                        100          102
   5.321% due 12/15/2001(d)                                  10,000        9,974
Detroit Edison Co.
   6.450% due 04/01/1999                                     10,500       10,500
Duke Energy Corp.
   5.780% due 07/08/1999                                        500          501
   8.000% due 11/01/1999                                         40           41
   7.000% due 06/01/2000                                        700          713
   6.750% due 08/01/2025                                         25           24
Eastern Edison Co.
   7.780% due 07/30/2002                                      9,000        9,407
El Paso Electric Co.
   9.400% due 05/01/2011                                      7,455        8,606
Houston Lighting & Power Co.
   6.100% due 03/01/2000                                        250          251
Indiana Bell Telephone Co., Inc.
   5.500% due 04/01/2007                                        500          478
Indianapolis Power & Light
   7.375% due 08/01/2007                                        225          245
Korea Electric Power
   6.375% due 12/01/2003                                        170          160
Long Island Lighting Co.
   7.300% due 07/15/1999                                     76,085       76,461
Louisiana Power & Light Co.
   7.740% due 07/01/2002                                      1,900        1,934
MCI Communications Corp.
   6.125% due 04/15/2002                                      1,250        1,262
MCI Worldcom, Inc.
   8.875% due 01/15/2006                                     24,529       26,428
National Power Corp.
   9.625% due 05/15/2028                                     16,000       14,185
National Rural Utilities Cooperative
   6.250% due 04/15/2003                                     50,000       49,853
Nevada Power Co.
   6.200% due 04/15/2004                                     20,000       19,951
New Century Energies, Inc.
   5.860% due 05/30/2000                                     15,000       14,986
New England Telephone & Telegraph Co.
   6.375% due 09/01/2008                                      1,350        1,320
New Jersey Bell Telephone
   7.850% due 11/15/2029                                         70           79
New York Telephone Co.
   6.250% due 02/15/2004                                        150          153
Niagara Mohawk Power
   6.500% due 07/01/1999                                     25,000       25,032
   7.000% due 10/01/2000                                     35,000       35,359
   7.125% due 07/01/2001                                     27,250       27,702
   7.250% due 10/01/2002                                     32,777       33,386
   7.375% due 07/01/2003                                     28,000       29,356
   7.375% due 08/01/2003                                      1,645        1,732
   7.750% due 10/01/2008                                     25,200       27,057
North Atlantic Energy
   9.050% due 06/01/2002                                      8,042        8,297
Northern Illinois Gas Co.
   6.450% due 08/01/2001                                      1,450        1,461
Northern Telecom Limited
   8.750% due 06/12/2001                                        300          319
Ohio Bell Telephone Co.
   5.375% due 03/01/2007                                        950          909
Ohio Edison
   6.875% due 09/15/1999                                      5,750        5,781
Ohio Power Co.
   6.875% due 06/01/2003                                      3,000        3,062
Pacific Gas & Electric Co.
   6.750% due 12/01/2000                                      3,049        3,060
Pacific Northwest Bell
   4.375% due 09/01/2002                                         50           48
Pennsylvania Power & Light
   6.000% due 06/01/2000                                        500          503
Philadelphia Electric
   5.625% due 11/01/2001                                     17,000       16,980
PP&L, Inc.
   6.125% due 05/01/2001(d)                                   5,000        5,049
Public Service Electric & Gas
   8.750% due 07/01/1999                                         90           91
   7.625% due 02/01/2000                                        150          153
   6.500% due 06/01/2000                                        500          505
   6.125% due 08/01/2002                                      1,000        1,014
Public Service Enterprise Group, Inc.
   5.750% due 11/22/2000(d)                                  10,000       10,007
   5.780% due 11/22/2000(d)                                   2,000        2,002
Queststar Pipeline
   9.375% due 06/01/2021                                        200          225


                                    1999 Annual Report See accompanying notes 57

Total Return Fund
March 31, 1999

                                                          Principal
                                                             Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
Reliant Energy, Inc.
   8.750% due 03/01/2022                              $      10,000  $    10,862
Southwestern Bell Telephone Co.
   6.125% due 03/01/2000                                         50           50
Sprint Corp.
   8.125% due 07/15/2002                                     10,378       11,010
System Energy Resources
   7.380% due 10/01/2000                                      5,000        5,081
   7.710% due 08/01/2001                                     14,850       15,371
Tennessee Valley Authority
   0.000% due 04/15/2042(i)                                     855          360
Texas Utilities Co.
   6.250% due 01/31/2000                                      6,000        6,033
   6.270% due 02/01/2000                                     11,000       11,087
   5.241% due 04/24/2000(d)                                  54,700       54,804
   6.370% due 08/16/2001                                      1,000        1,005
   5.940% due 10/15/2001                                      3,000        3,001
   6.500% due 08/16/2002                                      1,000        1,006
Texas-New Mexico Power
  10.750% due 09/15/2003                                      4,950        5,243
Toledo Edison Co.
   8.180% due 07/30/2002                                      1,400        1,470
   8.700% due 09/01/2002                                     10,000       10,488
   7.850% due 03/31/2003                                      7,000        7,290
   7.875% due 08/01/2004                                        500          520
Tuscon Electric Power
   8.500% due 10/01/2009                                        454          468
U.S. West Communications, Inc.
   6.625% due 09/15/2005                                        300          311
   6.125% due 11/15/2005                                        400          405
United Air Lines
  10.670% due 05/01/2004                                      2,050        2,388
United Telecom, Inc.
   9.440% due 08/15/2001                                     10,000       10,738
Western Massachusetts Electric
   6.875% due 01/01/2000                                        700          704
   7.375% due 07/01/2001                                      7,000        7,085
Western Resources, Inc.
   6.250% due 08/15/2003                                      8,500        8,534
Wilmington Trust Co. - Tucson Electric
  10.732% due 01/01/2013(j)                                     991        1,142
WorldCom, Inc.
   6.125% due 08/15/2001                                        250          252
   6.400% due 08/15/2005                                      1,000        1,016
                                                                    ------------
                                                                         995,938
                                                                    ------------
Total Corporate Bonds & Notes                                          9,472,069
                                                                    ============
(Cost $9,450,839)

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 3.7%
--------------------------------------------------------------------------------
A.I.D. Housing Guarantee
   9.980% due 08/01/2008                                      1,045        1,137
Federal Home Loan Bank
   6.400% due 09/10/2008                                        525          520
Federal Home Loan Mortgage Corp.
   6.140% due 03/03/2003                                        500          502
   6.000% due 11/18/2003                                        750          747
   5.580% due 12/10/2003                                        500          494
   7.030% due 04/05/2004                                        125          125
   7.540% due 05/03/2004                                         20           20
   5.500% due 12/21/2004                                      1,000          981
   5.900% due 12/02/2005                                      1,300        1,282
   6.375% due 09/25/2006                                      1,250        1,241
   6.350% due 10/13/2006                                      1,000          992
   6.350% due 11/28/2006                                        100           99
   6.690% due 04/23/2008                                      1,250        1,246
   6.220% due 06/24/2008                                      1,850        1,847
   6.250% due 08/11/2008                                      1,000          987
   6.300% due 09/10/2008                                        260          256
Federal National Mortgage Assn.
   9.050% due 04/10/2000                                        400          415
   5.160% due 02/02/2001                                        800          795
   5.125% due 02/13/2004                                     21,716       21,340
   5.350% due 10/29/2004                                      1,000          971
   5.750% due 10/28/2005                                      1,500        1,464
   5.780% due 11/02/2005                                        500          489
   6.000% due 11/24/2006                                        700          686
   7.240% due 01/04/2007                                        255          257
   6.490% due 08/27/2007                                     56,000       58,100
   6.000% due 09/14/2007                                        200          195
   6.470% due 02/22/2008                                        700          692
   6.560% due 03/03/2008                                        250          248
   6.125% due 08/28/2008                                      1,000          985
   5.990% due 10/27/2008                                        125          121
Housing & Urban Development Corp.
   8.810% due 08/01/2005                                        285          328
New York City
   5.278% due 08/01/2002(d)                                  35,487       35,330
Resolution Funding
   0.000% due 01/15/2007                                        800          520
Student Loan Marketing Assn.
   4.129% due 02/20/2000(d)                                 134,700      133,361
   5.684% due 06/30/2000(d)                                  63,700       63,584
   5.248% due 01/25/2003(d)                                  41,537       41,600
   5.070% due 04/25/2004(d)                                  20,459       20,255
   4.988% due 10/25/2004(d)                                  27,806       27,743
   5.008% due 10/25/2004(d)                                  50,033       49,946
   4.958% due 10/25/2005(d)                                  11,583       11,546
   5.038% due 10/25/2005(d)                                  36,723       36,629
   5.098% due 04/25/2006(d)                                 119,639      119,236
   5.208% due 01/25/2007(d)                                 114,483      114,439
   5.178% due 04/25/2007(d)                                 210,062      210,093
                                                                    ------------
Total U.S .Government Agencies                                           963,844
                                                                    ============
(Cost $966,749)

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 12.5%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002(h)(l)                              695,560      691,213
   3.375% due 01/15/2007(h)(l)                               69,478       66,917
   3.625% due 01/15/2008(h)                                 248,671      242,998
   3.875% due 01/15/2009(h)(l)                              114,600      114,278
   3.625% due 04/15/2028(h)                                 102,194       97,787
U.S. Treasury Bonds
  12.375% due 05/15/2004                                      1,000        1,313
  10.375% due 11/15/2012                                     10,820       14,272
  12.000% due 08/15/2013(l)                                   8,845       12,892
  13.250% due 05/15/2014                                     16,500       26,070
   9.250% due 02/15/2016(l)                                 301,500      409,946
   7.250% due 05/15/2016                                    107,450      123,333
   8.750% due 05/15/2017(l)                                   9,460       12,455
   8.875% due 08/15/2017(l)                                 544,900      726,420
   9.125% due 05/15/2018                                    234,900      321,226
   8.125% due 05/15/2021                                    225,000      285,891
   8.000% due 11/15/2021                                     66,145       83,198
   7.125% due 02/15/2023                                      1,650        1,906
   6.500% due 11/15/2026                                        130          141
   6.625% due 02/15/2027                                      3,165        3,486
   6.375% due 08/15/2027                                      2,225        2,377
   6.125% due 11/15/2027                                      1,650        1,710
U.S. Treasury Notes
   7.750% due 11/30/1999                                      1,100        1,121
   5.375% due 07/31/2000                                     20,000       20,106
   4.500% due 01/31/2001                                        775          768
   7.500% due 11/15/2001                                      1,350        1,428
   6.250% due 02/15/2003                                      1,200        1,244
   5.875% due 02/15/2004                                      1,200        1,236
   4.750% due 11/15/2008                                      1,000          963
                                                                    ------------
Total U.S. Treasury Obligations                                        3,266,695
                                                                    ============
(Cost $3,389,678)

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 52.7%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 18.4%
American Southwest Financial
   0.000% due 06/04/2013(i)                                  64,050       70,617
  12.250% due 11/01/2014                                         57           59
  12.500% due 04/01/2015                                        437          486
  12.000% due 05/01/2015                                        892          932
  11.400% due 09/01/2015                                        661          690


58  Pimco Funds See accompanying notes

                                                          Principal
                                                             Amount        Value
                                                             (000s)       (000s)
--------------------------------------------------------------------------------
Aspetuck Trust
   5.151% due 08/02/1999(d)                               $  80,000    $  79,975
BA Mortgage Securities, Inc.
   6.250% due 08/25/2028                                     25,000       23,632
Bankers Trust Co.
   8.625% due 04/01/2018                                         77           78
Bear Stearns Mortgage Securities, Inc.
   5.688% due 10/25/2023(d)                                   5,267        5,406
  10.000% due 08/25/2024                                      7,463        7,824
   7.000% due 03/25/2027                                      7,000        7,076
Cendant Mortgage Corp.
   6.499% due 11/18/2028(d)                                   5,400        4,860
   6.499% due 11/18/2028(d)                                  14,333       14,019
Chase Mortgage Finance Corp.
   8.250% due 10/25/2010                                      1,429        1,425
   6.204% due 04/25/2025(d)                                  29,846       30,273
   6.550% due 08/25/2028                                      3,000        3,029
Citicorp Mortgage Securities, Inc.
   9.500% due 09/25/2019                                        250          249
   6.906% due 10/25/2022(d)                                  13,664       13,698
   6.250% due 04/25/2024                                     11,796       11,036
   7.250% due 10/25/2027                                     20,462       20,823
CMC Securities Corp.
   6.239% due 09/25/2023(d)                                   6,859        6,922
   7.440% due 04/25/2025(d)                                     232          232
   7.250% due 11/25/2027                                      9,453        9,678
Collateralized Mortgage Obligation Trust
  10.200% due 02/01/2016                                        467          489
   8.000% due 09/20/2021                                      8,833        8,856
Collateralized Mortgage Securities Corp.
  11.500% due 09/01/2015                                         34           36
  11.450% due 11/01/2015(d)                                     203          204
   8.750% due 04/20/2019                                        687          693
Comm
   6.145% due 02/15/2008                                      5,000        5,109
Countrywide Home Loans
   6.500% due 07/25/2013                                      5,676        5,656
   7.936% due 07/25/2024(d)                                   6,892        6,991
   6.750% due 11/25/2025                                     25,567       25,571
   7.500% due 06/25/2027                                     12,364       12,695
   7.250% due 12/25/2027                                      6,224        6,321
   7.250% due 02/25/2028                                     57,846       58,790
   6.050% due 04/25/2029                                     56,000       55,257
DLJ Mortgage Acceptance Corp.
   7.413% due 08/01/2021(d)(j)                                5,325        5,395
   7.807% due 12/25/2022(d)                                   2,800        2,841
   8.122% due 03/25/2024(d)                                     813          824
   6.500% due 04/25/2024                                          1            1
   8.365% due 05/25/2024(d)                                     192          195
   6.850% due 12/17/2027                                      6,605        6,663
   6.750% due 06/19/2028                                    128,425      128,412
Drexel Mortgage Funding
   9.500% due 11/20/2017                                      1,153        1,175
   8.600% due 03/01/2018                                        367          369
Federal Home Loan Mortgage Corp.
   7.000% due 05/15/1999                                         11           11
   6.500% due 03/15/2000                                        355          356
   7.000% due 10/15/2003                                      4,974        5,077
   7.500% due 11/01/2003                                      8,229        8,426
   6.000% due 06/15/2005                                      9,904        9,949
   6.500% due 07/25/2005                                     15,200       15,181
   6.500% due 07/15/2006                                      1,075        1,088
   6.500% due 08/15/2006                                        710          718
   6.500% due 05/15/2008                                      1,000        1,012
   6.200% due 12/15/2008                                      4,089        3,915
   6.000% due 03/15/2009                                        265          266
   8.500% due 08/15/2013                                      2,000        2,101
   8.500% due 09/15/2013                                      5,941        6,240
  11.000% due 11/30/2015                                     10,791       11,934
   7.000% due 03/15/2016                                         33           33
   5.400% due 05/25/2016                                     52,514       51,382
   7.000% due 11/15/2016                                      9,540        9,617
   6.210% due 08/15/2017                                        104          104
   5.900% due 03/15/2018                                     10,961       10,203
   6.350% due 03/25/2018                                        200          202
   5.250% due 05/15/2018                                        635          634
   6.500% due 12/15/2018                                      4,004        4,023
   6.500% due 05/15/2019                                        615          618
   6.250% due 07/15/2019                                     56,551       56,735
   5.000% due 08/15/2019                                        178          176
   9.125% due 06/15/2020                                        222          222
   5.250% due 07/15/2020                                        598          594
   5.500% due 10/15/2020                                        154          153
   9.500% due 11/15/2020                                      6,338        6,701
   9.000% due 12/15/2020                                      2,753        2,868
   6.000% due 12/15/2020                                        413          411
   9.000% due 12/15/2020                                      1,342        1,400
   8.750% due 12/15/2020                                      1,265        1,310
   6.250% due 01/15/2021                                        200          200
   6.500% due 05/15/2021                                        159          160
   6.500% due 05/17/2021                                        113          111
   8.500% due 06/15/2021                                     36,377       37,764
   6.950% due 07/15/2021                                        700          709
   8.000% due 07/15/2021                                     10,375       10,682
   9.500% due 07/15/2021                                      3,142        3,253
   9.000% due 07/15/2021                                      2,551        2,689
   6.950% due 08/15/2021                                        185          188
   8.000% due 08/15/2021                                     23,472       24,289
   6.200% due 08/15/2021                                      1,500        1,514
   6.500% due 09/15/2021                                      1,543        1,549
   8.000% due 09/15/2021                                         36           37
   7.000% due 09/15/2021                                        423          426
   7.000% due 10/15/2021                                         24           24
   8.000% due 12/15/2021                                     16,222       17,023
   6.850% due 01/15/2022                                        700          712
   8.250% due 06/15/2022                                      5,000        5,228
   7.000% due 07/15/2022                                      8,539        8,557
   8.500% due 10/15/2022                                     11,001       11,395
   7.500% due 01/15/2023                                     15,858       16,318
   7.000% due 07/15/2023                                        244          239
   7.250% due 07/15/2023                                         20           20
   6.500% due 07/15/2023                                        107          107
   7.500% due 01/20/2024                                        243          246
   5.000% due 02/15/2024                                        116          104
   6.500% due 02/15/2024                                         27           27
   6.250% due 05/15/2024                                     12,165       11,193
   7.250% due 08/15/2024                                        190          193
   8.000% due 09/15/2024                                     16,250       17,292
   7.000% due 11/17/2025                                         40           40
   7.310% due 10/01/2026(d)                                   4,113        4,202
   7.500% due 01/15/2027                                     22,511       23,016
   7.500% due 03/17/2027                                     20,000       20,444
   7.500% due 06/20/2027                                     17,492       17,658
   6.500% due 08/15/2027                                     14,193       12,405
   6.500% due 10/15/2027                                     32,300       31,636
   6.500% due 01/25/2028                                      8,691        8,442
   7.000% due 02/15/2028                                      1,608        1,557
   6.500% due 04/15/2028                                    155,706      152,411
   6.500% due 05/15/2028                                     48,000       46,777
   6.500% due 06/15/2028                                     53,308       48,508
   6.500% due 06/20/2028                                     21,224       18,918
   6.500% due 07/15/2028                                     27,365       25,308
   6.500% due 08/15/2028                                    251,255      230,348
   7.000% due 11/15/2028                                      9,000        9,146
   6.000% due 12/15/2028                                     22,146       19,742
   6.500% due 12/15/2028                                      6,403        5,804
   6.500% due 01/15/2029                                     10,411       10,245
   6.500% due 03/15/2029                                     11,221       10,504
   6.181% due 08/15/2032(d)                                  34,712       34,989
Federal Housing Administration
   7.430% due 01/01/2024                                      1,044        1,094
Federal National Mortgage Assn.
   9.100% due 02/25/2002                                      3,074        3,129
   7.500% due 05/25/2005                                      6,700        6,901
   7.500% due 02/25/2006                                        375          387
   6.500% due 05/01/2006                                        277          279
   6.500% due 07/25/2006                                         75           76
   8.000% due 11/25/2006                                         30           31
   6.000% due 07/25/2007                                        300          301

                                   1999 Annual Report See accompanying notes  59

Total Return Fund
March 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)
=============================================================
   8.638% due 08/25/2007(d)          $        42    $      43
   6.270% due 09/25/2007                   3,000        3,002
   7.000% due 10/25/2007                     200          206
   6.500% due 05/25/2008                     500          509
  10.500% due 08/25/2008                   7,146        8,310
   6.750% due 11/25/2010                   1,300        1,311
   7.000% due 01/25/2011                     500          504
   7.500% due 01/20/2012                       8            8
   9.670% due 01/25/2017                     143          144
   9.200% due 12/25/2017                     107          107
   9.300% due 05/25/2018                   1,082        1,136
   9.500% due 06/25/2018                     579          628
   5.488% due 06/25/2018(d)                    5            5
   6.500% due 06/25/2018                   2,557        2,557
   5.500% due 07/25/2018                     115          115
   9.500% due 11/25/2018                  15,513       16,111
   6.000% due 12/25/2018                      44           44
   6.500% due 03/25/2019                     885          890
   6.250% due 04/18/2019                   6,241        6,246
   9.500% due 06/25/2019                   2,149        2,268
   5.650% due 07/25/2019                   3,650        3,649
   6.350% due 08/25/2019                     435          436
   8.000% due 10/25/2019                   7,122        7,206
   7.500% due 12/25/2019                     115          118
   9.000% due 12/25/2019                   9,287        9,853
   6.500% due 03/25/2020                   3,965        3,980
   7.500% due 05/25/2020                   5,240        5,367
   6.000% due 06/25/2020                   4,167        4,164
   9.000% due 09/25/2020                   5,840        6,109
   7.000% due 09/25/2020                  25,000       25,285
   8.000% due 12/25/2020                  23,440       24,548
   9.000% due 01/25/2021                   8,602        9,012
   8.750% due 01/25/2021                   5,031        5,260
   7.500% due 02/17/2021                     196          197
   9.000% due 03/25/2021                     736          778
   7.500% due 03/25/2021                  18,805       18,987
   7.000% due 05/25/2021                     300          307
   6.500% due 06/25/2021                   5,355        5,339
   7.500% due 06/25/2021                     187          189
   8.000% due 07/25/2021                  24,214       24,963
   8.500% due 09/25/2021                   8,427        8,775
   7.000% due 10/25/2021                   8,390        8,454
   8.000% due 10/25/2021                  22,430       23,329
   7.000% due 11/25/2021                  24,015       24,212
   6.000% due 12/25/2021                      87           87
   8.000% due 01/25/2022                  21,700       22,408
   8.000% due 03/25/2022                     208          212
   7.000% due 04/25/2022                  17,091       17,203
  10.000% due 05/01/2022                     220          238
   7.000% due 06/25/2022                   1,928        1,957
   8.000% due 06/25/2022                   3,426        3,673
   8.000% due 07/25/2022                  25,524       26,646
   7.000% due 07/25/2022                   8,598        8,727
   8.000% due 07/25/2022                  28,757       29,826
   7.800% due 10/25/2022                   5,131        5,290
   6.500% due 10/25/2022                   3,673        3,473
   6.500% due 12/25/2022                     459          460
   7.000% due 03/25/2023                  26,170       26,225
   6.500% due 05/18/2023                  11,418       11,497
   6.900% due 05/25/2023                     143          143
   7.000% due 06/25/2023                   4,481        4,292
   6.500% due 08/25/2023                      64           65
   6.000% due 08/25/2023                   3,068        3,013
   6.750% due 09/25/2023                   3,590        3,518
   1.000% due 09/25/2023                     350          309
   6.750% due 10/25/2023                     540          519
   7.500% due 10/25/2023                      89           90
   6.500% due 11/25/2023                     170          170
   6.500% due 12/25/2023                   1,054          968
   6.500% due 01/25/2024                   2,410        2,287
   7.250% due 02/25/2024                      50           50
   7.500% due 06/20/2024                     120          122
   7.000% due 02/18/2025                     140          142
   7.500% due 12/25/2025                     120          124
   7.000% due 02/15/2026                     180          183
   7.000% due 07/18/2026                     210          208
   7.000% due 12/18/2026                  14,689       14,409
   6.000% due 05/17/2027                   5,470        5,127
   6.500% due 03/01/2028                     599          598
   6.500% due 06/25/2028                   3,400        3,316
   6.500% due 07/18/2028                  67,412       64,104
   6.000% due 04/25/2029                   9,881        8,104
First Commonwealth Savings & Loan
  10.375% due 04/01/2005                      19           20
First Union Residential
 Securitization, Inc.
   6.750% due 08/25/2028                   9,048        8,802
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                   4,353        4,394
   6.500% due 09/25/2023                   1,175        1,110
   6.500% due 02/25/2024                       9            9
   6.500% due 03/25/2024                  53,964       52,601
   6.500% due 04/25/2024                  60,500       56,518
   7.500% due 07/25/2027                  10,329       10,467
   7.000% due 11/25/2027                  37,500       37,943
   6.650% due 05/25/2028                   9,064        9,146
   6.750% due 05/25/2028                  23,934       23,713
   6.550% due 06/25/2028                  23,450       23,597
   6.750% due 06/25/2028                   2,814        2,830
   6.500% due 12/25/2028                  19,500       18,993
General Motors Acceptance Corp.
   6.700% due 03/15/2008                   1,000        1,021
Goldman Sachs Mortgage Corp.
   6.000% due 12/31/2007(j)                9,948        9,941
Government National Mortgage Assn.
   7.500% due 07/20/2020                     178          179
   7.000% due 01/15/2024                     500          510
   8.000% due 05/16/2024                     120          123
   7.000% due 08/20/2026                     150          147
   7.500% due 02/16/2027                     119          116
   7.500% due 07/16/2027                  26,744       27,280
   6.500% due 06/20/2028                  10,274        9,236
   6.500% due 07/20/2028                  35,502       32,590
   6.500% due 09/20/2028                  25,824       23,036
Greenwich
   6.844% due 04/25/2022(d)                1,104        1,118
   6.840% due 07/25/2022(d)                4,571        4,622
   6.818% due 10/25/2022(d)                  159          161
   6.892% due 04/25/2023(d)                2,032        2,053
   7.485% due 04/25/2024(d)                2,538        2,614
   8.040% due 06/25/2024(d)                2,518        2,623
   8.131% due 08/25/2024(d)                4,087        4,117
   8.733% due 11/25/2024(d)                1,190        1,201
Headlands Mortgage Securities, Inc.
   7.250% due 11/25/2012                   3,445        3,511
   6.750% due 12/25/2028                  59,468       59,344
   6.650% due 02/25/2029                 165,866      164,917
ICI Funding Corp. Secured Assets Corp.
   7.250% due 09/25/2027                  18,068       18,411
Imperial CMB Trust
   5.320% due 09/25/2026(d)               11,842       11,920
   6.650% due 11/25/2029                   1,702        1,725
Independent National Mortgage Corp.
   6.650% due 10/25/2024                   2,723        2,722
   7.784% due 11/25/2024(d)                4,213        4,321
   8.750% due 12/25/2024                      30           31
   7.978% due 01/25/2025(d)                  328          334
   8.000% due 06/25/2025                      75           76
   6.569% due 07/25/2025(d)               15,098       15,436
   7.559% due 07/25/2025(d)               11,679       11,920
International Mortgage Acceptance Corp.
  12.500% due 03/01/2014                     400          448
J.P. Morgan & Co.
   9.000% due 10/20/2020                  15,380       15,843
J.P. Morgan Commercial Mortgage
 Finance Corp.
   6.533% due 01/15/2030                  20,000       20,369
Kidder Peabody Acceptance Corp.
   8.390% due 05/20/2018                     277          280
   7.927% due 09/25/2024(d)               20,000       20,084


60  PIMCO Funds  See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)
=============================================================
Marine Midland
   8.000% due 10/25/2023               $     143    $     142
Mellon Residential Funding Corp.
   6.350% due 06/25/2028                  22,000       22,100
Merrill Lynch Mortgage
   7.428% due 06/15/2021(d)                6,660        6,741
   7.688% due 06/15/2021(d)                6,248        6,381
   8.339% due 06/25/2022(d)                  648          648
Midland Realty Acceptance Corp.
   7.020% due 01/25/2029                  21,645       22,105
Morgan Stanley Mortgage Trust
   8.250% due 07/01/2018                   6,355        6,421
Mortgage Capital Funding, Inc.
   7.008% due 09/20/2006                  15,545       15,978
Mortgage Capital Trust V
   8.875% due 04/01/2018                     115          118
NationsBanc Montgomery Funding Corp.
   6.500% due 07/25/2028                   9,000        8,732
   6.250% due 10/25/2028                   1,000          950
Nomura Asset Securities Corp.
   7.492% due 05/25/2024(d)                6,606        6,790
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                  45,716       45,414
   6.350% due 04/25/2028                   2,500        2,515
   6.500% due 12/25/2028                  20,000       19,476
   6.500% due 02/25/2029                  55,000       52,645
   6.500% due 03/25/2029                  12,200       11,828
   5.950% due 03/30/2029                 128,513      127,225
   6.300% due 03/30/2029                  11,419       11,414
   5.950% due 04/30/2029                  16,347       16,286
Norwest Mortgage
  12.500% due 02/01/2014                     794          848
  12.250% due 04/01/2014                      64           59
PaineWebber Mortgage
   6.000% due 04/25/2009                  11,951       11,814
PNC Mortgage Securities Corp.
   7.000% due 10/25/2027                  36,616       36,983
   6.500% due 02/25/2028                   2,500        2,518
   7.000% due 05/25/2028                  10,144       10,260
   6.750% due 07/25/2028                   2,027        2,015
   6.750% due 09/25/2028                   4,000        3,975
   6.200% due 04/30/2029                  30,000       29,850
Prudential Bache
   5.941% due 09/01/2018(d)                  320          316
   8.400% due 03/20/2021                   3,105        3,199
Prudential Home Mortgage Securities
   6.400% due 04/25/2009                   2,482        2,488
   8.000% due 06/25/2022                   1,668        1,663
   6.950% due 11/25/2022                     222          220
   6.750% due 10/25/2023                   8,688        8,114
   7.995% due 11/25/2023(d)                3,736        3,784
   5.900% due 12/25/2023                  11,816       11,813
   6.050% due 04/25/2024                   4,743        4,738
   6.000% due 05/25/2024                      13           13
   6.450% due 11/25/2025                   5,264        5,017
PSB Financial Corp.
  11.050% due 12/01/2015                     662          713
Residential Accredit Loans, Inc.
   7.000% due 02/25/2028                  41,115       41,624
   6.500% due 10/25/2028                  17,928       17,838
Residential Asset Securities Corp.
   7.000% due 03/25/2027                      94           95
   7.250% due 05/25/2027                     162          163
Residential Asset Securitization Trust
   7.375% due 03/25/2027                   5,142        5,260
   7.000% due 10/25/2027                  19,832       20,020
   6.750% due 06/25/2028                  32,549       32,764
   6.500% due 12/25/2028                   1,250        1,204
Residential Funding Mortgage
  Securities, Inc.
   7.000% due 08/25/2008                  11,901       12,011
   6.500% due 09/25/2008                   7,000        7,047
   6.250% due 10/25/2008                   2,161        2,159
   6.500% due 12/25/2012                  19,016       19,068
   6.500% due 01/25/2013                 167,527      167,929
   8.500% due 05/25/2017                      65           68
   7.750% due 09/25/2022                     933          949
   8.000% due 01/25/2023                   5,489        5,592
   7.400% due 09/25/2025                      45           45
   7.500% due 09/25/2025                  18,183       18,507
   7.500% due 12/25/2025                     966          994
   7.500% due 06/25/2027                  51,535       52,836
   7.500% due 07/25/2027                  25,265       25,528
   7.250% due 10/25/2027                  24,000       24,377
   7.000% due 11/25/2027                   7,000        7,049
   6.750% due 02/25/2028                   4,572        4,598
   6.750% due 05/25/2028                  60,741       61,114
   6.750% due 09/25/2028                  61,993       61,561
   6.500% due 10/25/2028                  52,000       50,650
   6.250% due 11/25/2028                   3,000        2,863
   6.500% due 01/25/2029                  52,231       50,757
Resolution Trust Corp.
   7.649% due 02/25/2020(d)                  143          143
   6.671% due 09/25/2020(d)(n)            12,307        2,831
   6.925% due 09/25/2020(d)                2,121        1,795
   5.977% due 01/25/2021(d)                  799          797
   8.417% due 06/25/2021(d)                  584          582
   8.689% due 08/25/2021(d)                9,244        9,285
   8.694% due 08/25/2021                   8,000        8,091
   7.250% due 09/25/2021(d)                2,301        2,291
   6.000% due 10/25/2021(d)                  196          197
   5.642% due 10/25/2021(d)                  159          157
   8.625% due 10/25/2021                     210          209
   8.141% due 10/25/2021(d)                  207          207
   7.632% due 03/25/2022(d)                6,691        6,752
   8.579% due 05/25/2022(d)                2,073        2,151
   7.625% due 08/25/2023(d)                2,001        2,003
   9.450% due 05/25/2024                  19,693       19,695
   7.100% due 12/25/2024                   1,500        1,488
   7.010% due 07/25/2028(d)               14,001       13,946
   7.189% due 10/25/2028(d)                8,500        8,541
   6.987% due 10/25/2028(d)               19,546       19,646
   7.068% due 05/25/2029(d)                3,497        3,568
   7.490% due 05/25/2029(d)                4,660        4,654
Rural Housing Trust
   3.330% due 10/01/2028                     152          141
Ryan Mortgage Acceptance Corp.
   9.450% due 10/01/2016                     118          125
Ryland Acceptance Corp.
   9.000% due 12/01/2016                     614          627
  11.500% due 12/25/2016                     125          125
   8.200% due 09/25/2022                      70           71
  14.000% due 11/25/2031                   1,221        1,353
Ryland Mortgage Securities Corp.
   7.381% due 08/25/2022(d)                2,615        2,651
   6.802% due 08/25/2029(d)                4,489        4,615
   6.803% due 10/25/2031(d)                7,946        8,027
Salomon Brothers Mortgage Securities
   6.899% due 11/25/2022(d)                  988        1,008
   7.871% due 07/01/2024(d)                8,064        8,225
   5.178% due 06/25/2027(d)                2,127        2,128
   5.277% due 04/25/2029(d)               37,223       37,206
Santa Barbara Savings
   9.500% due 11/20/2018                   3,107        3,109
Saxon Mortgage
   7.370% due 08/25/2023(d)               22,888       23,496
   7.968% due 09/25/2024(d)               10,508       10,882
Sears Mortgage
   6.707% due 09/25/2022(d)                1,523        1,550
Securitized Asset Sales, Inc.
   7.027% due 10/25/2023(d)                2,678        2,753
   7.304% due 12/26/2023(d)                1,937        1,966
   7.410% due 09/25/2024(d)                9,900       10,111
   5.944% due 02/25/2028                   3,200        3,199
Security Pacific National Bank
   6.200% due 03/01/2018(d)                  106          105
Southern Pacific Secured Assets Corp.
   5.107% due 06/25/2028(d)               81,776       80,535
Structured Asset Mortgage
  Investments, Inc.
   6.125% due 11/25/2013                  18,026       17,756

                                   1999 Annual Report See accompanying notes  61

Schedule of Investments
Total Return Fund
March 31, 1999

                                          Principal
                                             Amount        Value
                                             (000s)       (000s)
================================================================
   6.300% due 04/25/2024               $     22,500   $   22,386
   6.917% due 06/25/2028(d)                  47,361       47,938
   6.250% due 11/25/2028                      9,878        9,530
   6.750% due 01/25/2029                      3,000        2,976
   6.580% due 06/25/2029(d)                  32,620       32,996
Structured Asset Securities Corp.
   5.439% due 10/25/2028(d)                   5,214        5,224
TMA Mortgage Funding Trust
   5.319% due 01/25/2029                     47,500       47,485
Union Planters Mortgage Finance Corp.
   6.750% due 01/25/2028                      4,000        4,023
   6.800% due 01/25/2028                     15,000       15,082
Vendee Mortgage Trust
   7.000% due 02/15/2000                      2,482        2,498
   7.750% due 03/15/2016                        600          610
   7.750% due 05/15/2018                        550          567
   6.500% due 05/15/2020                     26,086       25,721
Western Federal Savings & Loan
   6.563% due 06/25/2021(d)                   6,270        5,896
                                                      ----------
                                                       4,807,440
                                                      ==========
Federal Home Loan Mortgage Corporation 12.4%
   5.000% due 04/01/1999                         33           33
   5.500% due 04/01/2001-05/15/2029(g)      243,464      229,629
   5.750% due 08/15/2020                        300          299
   6.000% due 12/01/2000-05/17/2029(g)    2,277,099    2,224,480
   6.171% due 12/01/2026(d)                   8,125        8,184
   6.250% due 03/15/2028                     38,700       37,502
   6.500% due 07/01/2001-05/17/2029(g)      488,256      484,540
   6.625% due 01/01/2019(d)                      13           14
   6.750% due 04/01/2017-01/17/2025(d)(g)    17,222       17,346
   6.775% due 11/01/2003                         69           69
   6.832% due 07/01/2023(d)                   2,607        2,682
   6.991% due 01/01/2024(d)                     634          652
   6.999% due 01/01/2024(d)                     646          662
   7.000% due 01/01/2000-03/01/2026(g)       17,163       17,399
   7.210% due 05/01/2023-10/25/2023(d)(g)    23,212       23,829
   7.279% due 05/01/2027(d)                   1,709        1,742
   7.296% due 07/01/2024(d)                   2,736        2,800
   7.299% due 06/01/2024(d)                   1,532        1,578
   7.321% due 04/01/2029(d)                   2,076        2,137
   7.354% due 08/01/2023(d)                      13           14
   7.356% due 07/01/2022(d)                   1,377        1,409
   7.377% due 09/01/2023(d)                  15,417       15,704
   7.427% due 04/01/2023(d)                     737          747
   7.461% due 07/01/2023(d)                     801          818
   7.470% due 11/01/2023(d)                     647          655
   7.500% due 05/01/1999-04/14/2029(g)       50,637       52,061
   7.528% due 09/01/2023(d)                   2,147        2,185
   7.545% due 08/01/2023(d)                   8,091        8,240
   7.552% due 08/01/2023(d)                   1,464        1,517
   7.567% due 10/01/2023(d)                   2,395        2,430
   7.568% due 10/01/2023(d)                   1,514        1,536
   7.569% due 05/01/2023(d)                   1,663        1,689
   7.572% due 04/01/2024(d)                   9,631        9,884
   7.602% due 09/01/2023(d)                   3,387        3,457
   7.609% due 08/01/2024(d)                     377          382
   7.610% due 09/01/2023(d)                   2,354        2,388
   7.643% due 11/01/2023(d)                     874          893
   7.659% due 08/01/2023(d)                     702          722
   7.723% due 10/01/2023(d)                   2,521        2,563
   7.735% due 11/01/2023(d)                     505          512
   7.750% due 04/01/2007                         42           43
   7.821% due 10/01/2023(d)                     514          531
   7.909% due 10/01/2023(d)                   1,462        1,517
   8.000% due 10/01/2007-06/01/2026(g)        5,138        5,351
   8.250% due 08/01/2007-12/01/2009(g)          273          283
   8.500% due 09/01/2001-01/01/2028(g)       36,816       38,734
   8.750% due 02/01/2001-12/01/2010(g)          228          234
   8.900% due 11/15/2020                     19,324       20,372
   9.000% due 01/01/2002-09/15/2020(g)          845          883
   9.250% due 06/01/2009-11/01/2013(g)          132          141
   9.500% due 08/01/2001-06/01/2021(g)        2,079        2,204
   9.750% due 11/01/2004-05/01/2009(g)           60           63
  10.000% due 06/01/2004-11/15/2019(g)        1,069        1,118
  10.250% due 03/15/2009-05/01/2009(g)        1,563        1,679
  11.000% due 12/01/1999-07/01/2019(g)          813          883
  11.250% due 10/01/2009-09/01/2015(g)          182          198
  11.500% due 03/01/2000-05/01/2000(g)           10           10
  13.250% due 10/01/2013                         82           93
  14.000% due 04/01/2016                         24           28
  15.500% due 08/01/2011-11/01/2011(g)           18           20
  16.250% due 05/01/2011                          3            3
                                                      ----------
                                                       3,239,771
                                                      ==========
Federal Housing Administration 0.9%
   6.000% due 03/20/2028                     23,900       23,139
   6.500% due 03/01/2040                      5,000        4,915
   6.875% due 11/01/2015                      3,153        3,164
   7.125% due 03/01/2034                      4,458        4,581
   7.211% due 12/01/2021                      2,816        2,908
   7.250% due 12/01/2021-04/30/2039(g)       20,231       20,820
   7.316% due 05/01/2019                      4,978        5,131
   7.375% due 03/01/2019-01/01/2024(g)       16,093       16,651
   7.400% due 02/01/2021                      2,522        2,630
   7.430% due 12/01/2016-05/01/2025(g)       94,512       98,228
   7.465% due 11/01/2019                     42,238       43,650
   7.500% due 04/30/2039                      3,370        3,463
   7.650% due 11/01/2018                        135          129
                                                      ----------
                                                         229,409
                                                      ==========
Federal National Mortgage Association 4.3%
   5.500% due 04/14/2029-05/17/2029(g)      213,000      200,835
   5.650% due 04/25/2005                        146          146
   5.848% due 09/01/2017(d)                   6,009        6,022
   5.889% due 08/01/2029(d)                   1,200        1,206
   5.905% due 04/01/2018-05/01/2036(d)(g)     5,471        5,511
   5.906% due 05/01/2036(d)                   1,374        1,383
   5.916% due 05/01/2036(d)                  64,398       64,835
   5.940% due 07/01/2017-04/26/2029(d)(g)   173,053      174,081
   5.941% due 07/01/2027-10/01/2028(d)(g)    23,368       23,492
   5.944% due 10/01/2032(d)                  18,965       19,068
   5.946% due 11/01/2035(d)                  56,686       57,000
   5.950% due 05/01/2036(d)                  64,056       64,491
   5.996% due 09/01/2024(d)                   3,282        3,306
   6.000% due 12/01/2000-05/17/2029(d)(g)   112,573      110,481
   6.012% due 03/01/2033(d)                  47,264       47,562
   6.200% due 04/25/2005                        771          773
   6.218% due 04/01/2027(d)                     199          201
   6.250% due 07/25/2007                        100          101
   6.390% due 05/25/2036                     16,606       14,382
   6.406% due 12/01/2023(d)                   1,133        1,153
   6.500% due 11/01/2003-05/18/2029(g)      111,996      111,380
   6.585% due 02/01/2026(d)                     728          749
   6.600% due 09/25/2018                      6,485        6,547
   6.622% due 01/01/2024(d)                     551          568
   6.690% due 01/01/2024(d)                   1,157        1,196
   6.750% due 08/01/2003                        468          478
   6.805% due 09/01/2022(d)                   1,845        1,863
   6.834% due 07/01/2003                         68           70
   6.909% due 01/01/2024(d)                     253          261
   6.950% due 11/01/2023-03/25/2026(d)(g)       469          477
   6.983% due 03/01/2026(d)                   4,590        4,719
   6.990% due 11/01/2025(d)                   2,932        3,014
   7.000% due 07/01/2001-12/20/2027(g)       60,264       61,090
   7.001% due 03/01/2025(d)                   4,437        4,555
   7.095% due 01/01/2024(d)                   3,008        3,092
   7.134% due 09/01/2022(d)                   1,929        1,948
   7.143% due 01/01/2026(d)                   1,803        1,848
   7.190% due 09/01/2025(d)                   2,952        3,026
   7.202% due 11/01/2023(d)                   1,159        1,190
   7.250% due 05/01/2002-01/01/2023(g)       11,284       11,536
   7.252% due 11/01/2025(d)                   2,029        2,071
   7.308% due 07/01/2024(d)                   7,334        7,551
   7.310% due 12/01/2023(d)                   1,600        1,646
   7.338% due 09/01/2024(d)                   2,169        2,219
   7.410% due 11/01/2025(d)                   5,811        5,946
   7.500% due 08/01/2003-07/01/2028(g)       67,700       69,731
   7.537% due 05/01/2026(d)                     978          996
   7.582% due 09/01/2023(d)                   3,922        4,026
   7.625% due 10/01/2023(d)                     478          488
   7.726% due 05/01/2024(d)                   3,087        3,187


62  PIMCO Funds  See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                                Principal
                                                   Amount             Value
                                                   (000s)            (000s)
-----------------------------------------------------------------------------

   7.750% due 06/01/2009                     $        199      $        209
   8.000% due 09/01/2001-12/01/2026(g)              6,897             7,173
   8.250% due 10/01/2008-02/01/2017(g)                684               718
   8.500% due 07/01/1999-05/01/2027(g)              3,662             3,836
   9.000% due 10/01/2004-04/01/2017(g)              1,334             1,396
   9.250% due 10/01/2001                               11                11
   9.500% due 12/01/2006-07/01/2022(g)                109               118
   9.750% due 11/01/2008                               83                88
  10.000% due 09/01/2003-05/01/2022(g)                735               791
  10.500% due 12/01/2016-04/01/2022(g)                702               762
  10.750% due 03/01/2014                               26                29
  12.000% due 05/01/2016                               14                16
  13.000% due 09/01/2013                               43                48
  13.250% due 09/01/2011                               17                19
  14.500% due 11/01/2011-01/01/2013(g)                 66                74
  14.750% due 08/01/2012-11/01/2012(g)                234               275
  15.500% due 10/01/2012-12/01/2012(g)                 24                28
  15.750% due 12/01/2011-08/01/2012(g)                140               168
  16.000% due 09/01/2012                              156               182
                                                               ------------
                                                                  1,129,438
                                                               ============
Government National Mortgage Association 16.1%
   4.500% due 01/20/2024-06/20/2028(d)(g)          69,382            70,012
   5.000% due 04/20/2028-08/20/2028(d)(g)          64,335            64,896
   5.650% due 10/15/2012                               12                12
   6.000% due 10/15/2008-05/24/2029(g)            542,357           528,412
   6.125% due 12/20/2020-12/20/2027(d)(g)         445,801           452,368
   6.500% due 10/15/2008-09/15/2040(g)          1,795,088         1,786,856
   6.625% due 08/20/2020-01/15/2040(d)(g)         517,273           525,268
   6.750% due 06/20/2028                           19,984            19,313
   6.800% due 10/15/2040                            3,000             3,057
   6.820% due 10/15/2040                            3,437             3,543
   6.850% due 10/15/2038                           13,685            13,718
   6.875% due 06/20/2021-06/20/2027(d)(g)         567,742           576,640
   6.880% due 04/20/2027-06/20/2027d)(g)           78,458            79,591
   7.000% due 07/15/2008-03/15/2028(g)             17,315            17,641
   7.125% due 08/20/2027(d)                            61                62
   7.375% due 04/20/2023                              505               512
   7.500% due 04/15/2007-09/15/2028(g)             34,230            35,335
   8.000% due 05/15/2001-10/15/2025(g)              2,413             2,522
   8.250% due 08/15/2004-05/15/2022(g)                606               639
   8.500% due 06/15/2001-01/20/2027(g)             10,189            10,685
   8.750% due 03/15/2007-07/15/2007(g)                120               125
   9.000% due 06/15/2001-07/20/2022(g)              6,028             6,475
   9.250% due 10/15/2001-12/20/2016(g)                342               359
   9.500% due 04/15/2001-08/15/2023(g)              5,392             5,825
   9.750% due 09/15/2002-01/15/2021(g)                182               193
  10.000% due 04/15/2001-02/15/2025(g)              4,617             5,095
  10.250% due 10/15/1999-02/20/2019(g)                 33                36
  10.500% due 06/15/2004                              111               120
  11.000% due 05/15/2004-03/15/2019(g)                125               137
  11.250% due 03/15/2001-12/20/2015(g)                 48                53
  11.500% due 04/15/2013-05/15/2013(g)                  8                 8
  12.000% due 02/15/2000-01/15/2015(g)                 78                86
  12.500% due 01/15/2011                                1                 2
  13.000% due 12/15/2012-10/15/201(g)                  37                43
  13.250% due 10/20/2014                               20                23
  13.500% due 11/15/2012-12/15/2012(g)                  6                 7
  15.000% due 09/15/2012-10/15/2012(g)                 18                20
  16.000% due 01/15/2012-04/15/2012(g)                  9                11
  17.000% due 11/15/2011-12/15/2011(g)                 78                91
                                                               ------------
                                                                  4,209,791
                                                               ============
Other Mortgage-Backed Securities 0.5%
Aames Mortgage Trust
   7.275% due 05/15/2020                              116               116
Bank of America
   9.000% due 03/01/2008                               58                58
Citibank, NA
   8.000% due 07/25/2018                               69                70
DBL Mortgage Funding
   9.500% due 08/01/2019                               11                11
First Interstate Bancorp
   9.125% due 01/01/2009(j)                            11                12
GE Capital Mortgage Services, Inc.
   7.250% due 07/25/2011                            8,821             8,886
General Electric Credit Corp.
   8.000% due 03/01/2002(j)                            48                49
German American Capital Corp.
   8.360% due 09/30/2002                            2,415             2,504
   6.581% due 07/01/2018(d)                         8,984             8,880
Great Western Savings & Loan
   5.860% due 08/01/2017(d)                           152               150
Guardian
   6.903% due 12/25/2018(d)                           216               189
Home Savings of America
   8.464% due 08/01/2006                               81                81
   5.641% due 05/25/2027(d)                         2,856             2,791
   6.393% due 08/20/2029(d)                        11,453            11,550
Imperial Savings & Loan
  10.000% due 09/01/2016(j)                           142               149
   8.219% due 01/25/2017(d)                            82                82
   8.850% due 07/25/2017(d)                           317               316
LTC Commercial Corp.
   7.100% due 11/28/2012                            3,835             3,835
MDC Mortgage Funding
   8.268% due 01/25/2025(d)                           420               437
Merrill Lynch Mortgage
   9.250% due 12/15/2009                                2                 2
   8.048% due 06/15/2021(d)                         1,387             1,416
Mid-State Trust
   8.330% due 04/01/2030                           71,276            74,945
Morgan Stanley Mortgage
   8.150% due 07/20/2021                                9                 9
Resolution Trust Corp.
   6.653% due 09/25/2020(d)                           456               392
   7.039% due 05/25/2029(d)                         4,591             4,599
Salomon Brothers Mortgage Securities
  11.500% due 09/01/2015                            1,163             1,225
Sears Mortgage
  12.000% due 02/25/2014                              862               864
   6.499% due 06/25/2022(d)                           534               540
   7.217% due 10/25/2022(d)                         3,087             3,122
Western Federal Savings & Loan
   6.512% due 11/25/2018(d)                           136               136
   6.562% due 03/25/2019(d)                           800               800
                                                               ------------
                                                                    128,216
                                                               ============
Stripped Mortgage-Backed Securities 0.1%
Bear Stearns Mortgage Securities, Inc. (IO)
   7.200% due 07/25/2024                              548                34
Federal Home Loan Mortgage Corp. (IO)
  6.500% due 08/15/2006                               581                31
  6.500% due 11/15/2006                             1,435                77
  6.500% due 03/15/2007                             2,028                95
  5.750% due 09/15/2007(d)                          7,526               637
  6.000% due 10/15/2007                               585                42
  6.000% due 01/15/2008                               235                17
  5.428% due 02/15/2008(d)                            748                76
  6.400% due 10/15/2008                               148                15
 11.651% due 01/15/2016                                11                 0
  6.500% due 08/15/2016                             2,057                96
  6.500% due 08/15/2017                               431                23
  7.000% due 04/15/2018                             1,918               106
  7.500% due 08/15/2018                               163                 7
  9.993% due 11/15/2018                                10                 0
  8.845% due 01/15/2021                               295                60
  9.000% due 05/15/2022                               150                23
  6.500% due 09/15/2023                               450                64
Federal National Mortgage Association (IO)
   6.750% due 09/25/2004                               30                 1
   7.000% due 06/25/2005                                8                 0
  10.458% due 07/25/2005(d)                            98                 2
   6.500% due 07/25/2006                            3,333               169
   7.272% due 09/25/2006                                4                46
   6.500% due 02/25/2007                            2,838               225
   6.500% due 07/25/2007                            1,156                64
   6.500% due 09/25/2007                            3,639               303
   6.500% due 10/25/2007                            1,393                97
   0.100% due 03/25/2009(d)                        37,255               754
   7.000% due 08/25/2015                            1,607                43


                                   1999 Annual Report See accompanying notes  63

Schedule of Investments
Total Return Fund
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
   7.000% due 08/25/2016                            $          478   $       17
   6.500% due 08/25/2020                                     2,666          411
  10.070% due 01/25/2021                                        66            7
   7.500% due 04/25/2021                                     2,222          320
   9.032% due 08/25/2021                                       903          183
   0.950% due 11/25/2021(d)                                 37,145          546
   6.500% due 10/25/2022                                       258           27
   6.500% due 01/25/2023                                     3,632          672
Federal National Mortgage Association (PO)
   0.000% due 09/01/2007                                       972          872
   0.000% due 02/25/2021                                     2,497        2,397
   0.000% due 06/25/2022                                     1,585        1,479
   0.000% due 08/25/2023                                       335          250
PaineWebber (IO)
  13.595% due 08/01/2019                                       189           66
Vendee Mortgage Trust (IO)
   0.542% due 06/15/2023(d)                                188,696        3,428
                                                                     -----------
                                                                         13,782
                                                                     -----------
Total Mortgage-Backed Securities                                     13,757,847
(Cost $13,747,931)                                                   ===========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 5.7%
--------------------------------------------------------------------------------
AFC Home Equity Loan Trust
   6.903% due 10/25/2026(d)                                  5,329        5,424
America West Airlines
  10.500% due 01/02/2004(d)                                     24           23
American Express Credit Account Master Trust
   6.800% due 12/15/2003                                     1,500        1,540
American Stores
   5.300% due 08/30/2004                                    20,000       19,775
Americredit Automobile Receivable Trust
   6.540% due 05/12/2001                                       500          506
Arcadia Automobile Receivables Trust
   6.300% due 07/16/2001                                     6,018        6,038
Aspetuck Trust
   5.688% due 09/01/1999(d)                                100,000      100,094
Associates Manufactured Housing
   7.000% due 03/15/2027                                       900          912
Auto Receivables Trust
   6.500% due 04/16/2003                                    10,003       10,015
Bridgestone/Firestone Master Trust
   6.170% due 07/01/2003                                       250          252
California Infrastructure
   6.010% due 06/25/2001                                     5,422        5,431
   6.150% due 06/25/2002                                    19,500       19,656
Capital Equipment Receivables Trust
   6.030% due 02/15/2000                                     1,897        1,908
Case Equipment Loan Trust
   6.150% due 09/15/2002                                       729          730
Charter Commercial Holdings LLC
   7.750% due 03/31/2028                                    32,000       31,920
Chase Manhattan Auto Owner Trust
   5.750% due 10/15/2001                                       500          503
Chase Manhattan Grantor Trust
   6.000% due 09/17/2001                                     1,164        1,167
   5.900% due 11/15/2001                                     3,564        3,571
   5.200% due 02/15/2002                                       575          576
   6.610% due 09/15/2002                                     2,825        2,860
Chase Mortgage Finance Corp.
   6.750% due 10/25/2028                                    30,000       27,694
Citibank N.A.
   0.000% due 09/27/1999                                    20,000       18,913
Citicorp Mortgage Securities, Inc.
   6.750% due 04/25/2028                                    16,297       16,308
CMC Securities Corporation IV
   7.250% due 11/25/2027                                     1,234        1,261
Columbia/HCA Healthcare
   6.807% due 09/30/2000                                    25,000       24,594
Community Program Loan Trust
   4.500% due 10/01/2018                                    26,079       24,528
   4.500% due 04/01/2029                                    26,000       21,912
Conti Mortgage Home Equity Loan Trust
   5.106% due 10/15/2012(d)                                 21,135       21,119
   6.990% due 03/15/2021                                       350          359
   5.079% due 06/15/2028(d)                                  6,306        6,300
Copelco Capital Funding Corp.
   6.340% due 07/20/2004                                        33           34
CPS Auto Trust
   6.070% due 03/15/2003                                       103          103
CS First Boston Mortgage Securities Corp.
   6.750% due 09/25/2028                                     6,960        6,877
Daimler-Benz Vehicle Trust
   5.850% due 07/20/2003                                     9,252        9,278
   6.050% due 03/31/2005                                     6,825        6,882
Delta Air Lines Equipment Trust
   9.230% due 07/02/2002(j)                                 10,099       10,876
  10.500% due 01/02/2007(j)                                  7,412        9,064
  10.570% due 01/02/2007(j)                                 15,881       20,262
   9.550% due 01/02/2008(j)                                  7,773        8,996
  10.000% due 06/05/2013                                    10,828       13,561
Discover Card Master Trust
   5.600% due 05/16/2006                                     1,600        1,589
   5.314% due 10/16/2013(d)                                    400          403
EQCC Home Equity Loan Trust
   6.710% due 07/15/2011                                       330          335
   5.160% due 10/15/2027(d)                                  1,697        1,684
Equivantage Home Equity Loan Trust
   6.550% due 04/01/2027                                       129          130
Felco Funding LLC
   5.980% due 09/15/2001                                       500          502
First Omni Bank
   6.650% due 09/15/2003(d)                                  1,500        1,535
First Plus Home Loan Trust
   6.230% due 06/10/2010                                     3,000        3,013
First Security Auto Grantor Trust
   6.100% due 04/15/2003                                     1,971        1,988
First Security Corp.
   5.875% due 11/01/2003                                     9,000        8,884
First Union Master Credit Card Trust
   5.760% due 09/15/2003                                    88,750       88,931
Flag Limited
   6.900% due 12/15/2004(d)                                 14,106       13,789
FMAC Loan Receivables Trust
   6.830% due 09/15/2020                                       680          640
   6.200% due 09/15/2020                                       358          353
   6.500% due 09/15/2020                                       258          255
Ford Credit Auto Owner Trust
   6.750% due 09/15/2000                                     1,611        1,621
   5.800% due 10/15/2000                                     1,417        1,424
Ford Credit Grantor Trust
   5.900% due 10/15/2000                                     3,947        3,954
Ford Motor Credit Corp.
   5.500% due 02/15/2003                                     5,300        5,300
Fred Meyer, Inc.
   5.937% due 03/19/2003(d)                                111,918      110,938
General Motors Acceptance Corp.
   6.500% due 04/15/2002                                    20,395       20,509
Green Tree Financial Corp.
   7.150% due 07/15/2027                                     1,025        1,039
   6.870% due 03/01/2028                                     1,105        1,113
   6.660% due 05/01/2028                                     1,405        1,373
   6.170% due 05/15/2029                                       450          451
IMC Home Equity Loan Trust
   5.075% due 05/21/2012(d)                                  7,107        7,110
   7.352% due 07/25/2026(d)                                    941          948
Indymac Home Equity Loan
   5.207% due 10/25/2029(d)                                 28,737       28,813
Integrated Health Services
   6.750% due 12/31/2005(d)                                 14,813       14,109
Ip Timberland Limited
   5.229% due11/13/1999(d)                                  10,000        9,850
Korea National Housing
   8.500% due 05/23/2001                                    65,000       64,513
Lyondell Petroleum
   6.937% due 06/17/1999                                    20,000       19,750
   6.937% due 06/17/2000                                    27,000       26,190
   6.943% due 06/17/2003(d)                                  4,005        3,985

64  PIMCO Funds See Accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
   6.974% due 06/17/2003                            $        4,500   $    4,478
   7.219% due 06/17/2003                                     2,500        2,488
   7.344% due 06/17/2003                                     7,500        7,463
MBNA Master Credit Card Trust
   5.083% due 01/15/2002                                    73,635       73,725
   6.050% due 11/15/2002                                       245          247
Metlife Capital Equipment Loan Trust
   6.850% due 05/20/2008(d)                                    320          328
Money Store Home Equity Trust
   6.520% due 08/15/2009                                    11,552       11,569
   6.115% due 06/15/2010                                     3,000        3,005
   7.550% due 02/15/2020                                       500          508
   6.345% due 11/15/2021(d)                                  3,625        3,648
   5.069% due 05/15/2025(d)                                 16,255       16,257
Morgan Stanley Capital
   5.170% due 07/25/2027(d)                                  2,573        2,564
MPC Natural Gas Funding Trust
   6.200% due 03/15/2013                                    10,000        9,712
Myra-United Mexican States
   5.813% due 12/23/2006                                    22,388       19,502
National Medical Care
   6.375% due 09/30/2003 (d)                                58,333       57,487
NationsBank Auto Owner Trust
   6.375% due 07/15/2000                                       167          167
NationsBank Corp.
   5.850% due 06/15/2002                                     1,199        1,203
Newcourt Receivable Asset Trust
   6.240% due 12/20/2004                                        14           14
Norwest Asset Securities Corp.
   6.500% due 04/25/2013                                    21,627       21,600
   6.500% due 06/25/2013                                    11,204       11,187
   7.500% due 03/25/2027                                    28,487       29,262
   6.750% due 05/25/2028                                    27,707       27,577
   6.750% due 07/25/2028                                    12,657       12,181
   6.200% due 09/25/2028                                    19,077       19,145
Premiere Auto Trust
   6.575% due 10/06/2000                                     1,662        1,672
Republic of Korea
   8.063% due 04/08/2001(d)                                 10,000       10,003
Residential Asset Securities Corp.
   6.450% due 10/25/2012                                     3,341        3,333
   8.000% due 10/25/2024(d)                                  9,440        9,880
   5.240% due 10/25/2027(d)                                  5,816        5,774
   6.750% due 03/25/2028                                    40,000       39,607
Saxon Asset Securities Trust
   6.475% due 11/25/2020                                       144          145
Sears Credit Account Master Trust
   6.050% due 01/16/2008                                       500          507
   7.000% due 07/15/2008                                       500          524
Stone Container Corp.
   8.520% due 10/01/2003(d)                                  5,749        5,763
Total Renal Care Holdings
   6.813% due 03/31/2008(d)                                 47,520       47,461
United Air Lines Equipment Trust
   9.200% due 03/22/2008                                     4,137        4,538
  10.360% due 11/13/2012                                     7,000        8,666
  10.020% due 03/22/2014                                     5,825        6,978
  10.850% due 07/05/2014                                    34,111       44,124
  10.125% due 03/22/2015                                    14,300       17,642
   9.060% due 06/17/2015                                     5,000        5,483
   9.210% due 01/21/2017                                     2,000        2,213
USAA Auto Loan Grantor Trust
   5.800% due 01/15/2005                                     7,241        7,289
WFS Financial Owner Trust
   6.050% due 07/20/2001                                     1,013        1,014
   6.500% due 09/20/2001                                     4,468        4,501
Ziff-Davis, Inc.
   7.437% due 03/31/2006                                    15,000       15,009
                                                                     -----------
Total Asset-Backed Securities                                         1,486,286
(Cost $1,471,064)                                                    ===========

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 3.6%
--------------------------------------------------------------------------------
Alcan Aluminum
   5.875% due 04/01/2000                            $          250   $      252
Cemex SA
  10.750% due 07/15/2000                                     5,000        5,178
Central Bank Philippines
   6.000% due 06/01/2008(d)                                 12,240       10,526
City of Buenos Aires
  11.250% due 04/11/2007                                     5,000        4,638
Embotelladora Arica SA
   9.875% due 03/15/2006                                     8,500        8,607
Hydro Quebec
   5.030% due 04/15/1999(d)                                 10,000        9,997
   7.375% due 02/01/2003                                       150          158
   9.400% due 02/01/2021                                       500          654
   8.500% due 12/01/2029                                     5,085        6,154

   9.375% due 04/15/2030                                       600          793
   9.500% due 11/15/2030                                     2,370        3,205
Kingdom of Sweden
  10.250% due 11/01/2015                                       500          678
Korea Development Bank
   6.172% due 10/20/2000                                    11,000       10,892
   6.500% due 11/15/2002                                     2,000        1,907
Korean Export-Import Bank
   7.125% due 03/15/2007                                    10,000        9,815
Nacional Financiera
   8.649% due 12/01/2000(d)                                    510          514
   9.750% due 03/12/2002                                    10,000       10,188
   6.875% due 05/08/2003(d)                                  4,750        4,168
Petroleos Mexicanos
   7.750% due 10/29/1999                                     1,000        1,005
   9.375% due 12/02/2008                                    28,500       29,203
Providence of Newfoundland
   9.000% due 06/01/2019                                       500          627
Province of Buenos Aires
  12.500% due 03/15/2002                                    10,400       10,556
Province of Nova Scotia
   9.375% due 07/15/2002                                     1,000        1,106
Province of Ontario
   6.125% due 06/28/2000                                        50           51
   7.750% due 06/04/2002                                       200          213
   7.625% due 06/22/2004                                     1,000        1,085
   7.000% due 08/04/2005                                     1,000        1,064
   5.500% due 10/01/2008                                    10,000        9,685
Province of Quebec
   5.340% due 06/21/1999(d)                                 50,000       50,041
   7.500% due 07/15/2002                                     6,000        6,285
   8.800% due 04/15/2003                                       100          110
   5.391% due 06/11/2004(d)                                 15,500       15,426
   7.125% due 02/09/2024                                       710          742
Republic of Argentina
   8.099% due 08/15/1999(d)                                 17,500       17,483
  10.950% due 11/01/1999                                     4,075        4,162
   5.288% due 04/01/2000(d)                                 12,321        9,724
   4.940% due 04/01/2001(d)                                 57,501       53,160
  14.250% due 11/30/2002(d)                                 56,511       54,699
   5.937% due 03/31/2005(d)                                209,204      179,142
  12.110% due 04/10/2005(d)                                 68,650       63,501
Republic of Columbia
   8.750% due 10/06/1999                                       500          506
Republic of Korea
   8.281% due 04/08/2000(d)                                 31,044       31,160
   7.813% due 04/08/2000(d)                                 91,000       90,889
Republic of Philippines
   5.885% due 01/05/2005(d)                                 18,166       16,256
   6.000% due 12/01/2007                                     3,438        2,890
   6.500% due 12/01/2017                                     4,216        3,757
Republic of Poland
   5.000% due 10/27/2014                                    25,000       23,063
Royal Bank of Scotland Group PLC
   6.400% due 04/01/2009                                    15,000       14,916
State of Israel
   6.200% due 06/14/2003                                        25           25
United Mexican States
   5.560% due 04/07/2000(m)                                 52,855       52,855


                                   1999 Annual Report See accompanying notes  65

Schedule of Investments
Total Return Fund
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
-------------------------------------------------------------------------------
     5.750% due 04/07/2000(d)                       $       26,945  $    26,473
     6.250% due 06/27/2002 (d)                              84,250       80,243
                                                                    -----------
Total Sovereign Issues                                                  940,427
(Cost $946,410)                                                     ===========

-------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.2%
-------------------------------------------------------------------------------
AXA
     2.500% due 01/01/2014                         EC        2,475        2,765
City of Montreal
    11.500% due 09/20/2000                         C$        7,000        5,046
Commonwealth of Canada
     6.500% due 06/01/2004                                   1,000          707
     4.250% due 12/01/2026(h)                               95,856       64,584
Commonwealth of New Zealand
    10.000% due 03/15/2002(l)                      N$       23,100       14,011
     4.500% due 02/15/2016                                  23,000       12,462
France Telecom
     2.000% due 01/01/2004                         FF        9,761        1,820
Interamerican Development Bank
     5.750% due 04/15/2004                         N$       35,400       18,635
Korea Development Bank
     3.258% due 05/14/2001(d)                      DM       50,000       26,280
Province of Saskatchewan
     9.125% due 02/15/2021                          $        3,000        3,875
Republic of Argentina
     5.500% due 03/27/2001                         JY    4,290,000       36,149
     3.011% due 04/01/2001(d)                      AP        5,779        5,109
Reynolds, R.J.
     6.875% due 11/22/2000                         DM        9,500        5,465
United Mexican States
     3.100% due 04/24/2002                               1,500,000       11,896
     8.750% due 05/30/2002                         BP       14,000       21,976
     7.000% due 06/02/2003                         C$       30,000       18,310
     3.850% due 12/31/2019                         JY    9,145,000       64,323
                                                                    -----------
Total Foreign Currency-Denominated Issues                               313,413
(Cost $320,042)                                                     ===========

-------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.3%
-------------------------------------------------------------------------------
U.S. Treasury Bond (OTC)
     7.250% due 05/15/2016
     Strike @ 121.641 Exp. 05/21/1999               $       50,000           65
U.S. Treasury Note (OTC)
     5.375% due 07/31/2000
     Strike @ 98.453 Exp. 06/12/1999                       100,000        1,924
     5.375% due 02/15/2001
     Strike @ 95.468 Exp. 04/19/1999                       140,000        7,221
     6.625% due 06/30/2001
     Strike @ 95.453 Exp. 04/19/1999                       174,000        6,603
     6.625% due 03/31/2002
     Strike @ 98.500 Exp. 05/03/1999                       242,000       13,308
     6.375% due 08/15/2002
     Strike @ 98.187 Exp. 04/12/1999                        48,800        2,672
     5.750% due11/30/2002
     Strike @ 96.187 Exp. 05/24/1999                       336,400       18,539
     5.750% due 11/30/2002
     Strike @ 96.156 Exp. 05/17/1999                        62,400        3,471
     5.500% due 05/31/2003
     Strike @ 95.625 Exp. 05/17/1999                        82,300        4,409
     5.250% due 08/15/2003
     Strike @ 99.469 Exp. 08/27/1999                       380,000        5,681
     5.250% due 08/15/2003
     Strike @ 100.000 Exp. 08/20/1999                      250,000        2,955
     5.250% due 08/15/2003
     Strike @ 99.289 Exp. 08/20/1999                       127,000        2,007
     4.750% due 02/15/2004
     Strike @ 99.007 Exp. 08/20/1999                        79,000          748
     4.750% due 02/15/2004
     Strike @ 98.609 Exp. 08/20/1999                       121,000        1,359
                                                                    -----------
Total Purchased Call Options                                             70,962
(Cost $76,655)                                                      ===========

-------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS 0.0%
-------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
     5.250% due 08/15/2003
     Strike @ 92.164 Exp. 08/20/1999                $    1,500,000  $        15
                                                                    -----------
Total Purchased Put Options                                                  15
(Cost $469)                                                         ===========

-------------------------------------------------------------------------------
 PREFERRED STOCK 0.1%
-------------------------------------------------------------------------------
                                                            Shares
Banco Bilbao Vizcaya International
     2.438% due 01/02/2000                                     266        7,171
Barclays Bank
     2.875% due 01/01/2000                                     216        5,926
CSC Holdings, Inc.
    11.125% due 01/02/2000                                      22        2,555
Fresenius Medical Care
     7.875% due 01/02/2000                                       4        3,910
Home Ownership Funding
    13.310% due 01/02/2000                                       1        1,029
TCI Communications, Inc.
     2.500% due 01/02/2000                                      49        1,326
     9.720% due 01/02/2000                                     623       17,042
Unocal Capital Trust
     3.125% due 01/01/2000                                       0           22
                                                                    -----------
Total Preferred Stock                                                    38,981
(Cost $39,214)                                                      ===========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.7%
-------------------------------------------------------------------------------
                                                         Principal
Commercial Paper 5.1%                                       Amount
                                                            (000s)
American Express
     4.840% due 04/06/1999                          $          300          300
BellSouth Telecommunications, Inc.
     4.810% due 05/07/1999                                  25,000       24,880
     4.810% due 05/10/1999                                   1,200        1,194
Caisse d'Amortissement
     4.780% due 10/08/1999                                  10,000        9,710
Canadian Wheat Board
     4.790% due 06/21/1999                                  12,000       11,868
Coca-Cola Co.
     4.810% due 04/22/1999                                   2,300        2,294
     4.750% due 04/28/1999                                   1,400        1,395
     4.810% due 05/27/1999                                  11,700       11,612
     4.790% due 05/28/1999                                     500          496
     4.790% due 06/11/1999                                     800          792
     4.780% due 06/21/1999                                  14,200       14,044
Commonwealth Bank of Australia
     4.830% due 08/10/1999                                   6,000        5,894
E.I. Du Pont de Nemours
     4.840% due 04/05/1999                                   1,500        1,499
     4.860% due 04/05/1999                                  16,300       16,291
     4.830% due 04/21/1999                                     100          100
     4.820% due 04/23/1999                                     500          499
     4.800% due 06/04/1999                                   1,000          991
     4.810% due 06/07/1999                                     500          495
     4.800% due 06/07/1999                                  18,600       18,431
Federal Home Loan Bank
     4.760% due 04/21/1999                                  21,900       21,842
     4.750% due 04/21/1999                                   3,100        3,092
Federal Home Loan Mortgage Corp.
     4.780% due 04/09/1999                                   1,300        1,299
     4.740% due 04/14/1999                                  36,000       35,938
     4.760% due 04/14/1999                                   2,000        1,997
Federal National Mortgage Assn.
     4.750% due 04/08/1999                                     900          899
Florida Power Corp.
     4.840% due 04/21/1999                                  16,000       15,957
Ford Motor Credit Corp.
     4.850% due 04/08/1999                                   5,000        4,995
     4.840% due 04/20/1999                                 146,100      145,727
     4.840% due 04/23/1999                                  59,200       59,025



66  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
-------------------------------------------------------------------------------
   4.840% due 04/26/1999                         $     123,600    $     123,185
   4.830% due 04/28/1999                                 7,000            6,975
General Electric Capital Corp.
   4.850% due 04/26/1999                                39,800           39,666
   4.840% due 04/28/1999                                 9,100            9,067
   4.840% due 04/30/1999                                19,700           19,623
   4.840% due 05/18/1999                               285,000          283,199
General Motors Acceptance Corp.
   4.810% due 04/06/1999                                 4,000            3,997
   4.860% due 04/07/1999                                   400              400
   4.840% due 04/08/1999                                 8,700            8,692
IBM Corp.
   4.880% due 04/07/1999                                13,800           13,789
   4.830% due 04/09/1999                                25,000           24,973
   4.820% due 06/28/1999                                14,000           13,833
Imperial Tobacco Financial
   5.170% due 07/29/1999                               105,000          103,313
KFW International Finance, Inc.
   4.790% due 06/21/1999                                 6,100            6,033
   4.790% due 06/23/1999                                41,300           40,835
   4.790% due 06/24/1999                                15,900           15,719
Minnesota Mining & Manufacturing Co.
   4.800% due 06/21/1999                                41,200           40,748
National Rural Utilities Cooperative
   4.810% due 05/25/1999                                15,500           15,388
   4.820% due 06/10/1999                                 6,000            5,943
   4.820% due 06/11/1999                                 2,300            2,278
   4.820% due 06/17/1999                                   300              297
Oesterreich Kontrollbank
   4.870% due 04/06/1999                                 1,000              999
Pfizer, Inc.
   4.820% due 05/17/1999                                   400              398
Proctor & Gamble Co.
   4.810% due 05/10/1999                                71,500           71,127
   4.840% due 05/26/1999                                   800              794
Province of British Colombia
   4.800% due 06/11/1999                                 8,097            8,019
   4.820% due 08/18/1999                                 2,500            2,453
Shell Oil Co.
   4.790% due 06/04/1999                                 1,900            1,883
   4.780% due 06/22/1999                                50,000           49,445
USAA Capital Corp.
   4.810% due 05/17/1999                                 1,500            1,491
Wisconsin Electric Power & Light
   4.850% due 05/07/1999                                 2,000            1,990
                                                                  -------------
                                                                      1,330,108
                                                                  =============
Repurchase Agreements 1.5%
State Street Bank
    4.000% due 04/01/1999                              120,000          120,000
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Bond 8.500% 02/15/2020 valued at $20,401,063 and U.S Treasury
    Note 5.500% 03/31/2000 valued at $51,001,057 and U.S Treasury
    Note 6.000% 08/15/2000 valued at $51,000,774.
    Repurchase proceeds are $120,013,334.)

Lehman Brothers, Inc.
    4.900% due 04/01/1999                               68,200           68,200
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 6.875% 05/15/2006 valued at $70,296,192.
    Repurchase proceeds are $68,209,283.)

Daiwa Securities
    4.920% due 04/01/1999                              195,700          195,700
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 8.375% 08/15/2008 valued at $200,343,986.
    Repurchase proceeds are $195,726,746.)
                                                                  -------------
                                                                        383,900
                                                                  =============
U.S. Treasury Bills (b) 1.1%
    4.438% due 04/29/1999-03/30/2000(g)                310,710          300,693
                                                                  -------------

Total Short-Term Instruments                                          2,014,701
(Cost $2,014,599)                                                 =============

Total Investments (a) 123.8%                                      $  32,325,240
(Cost $32,423,650)

Written Options (c) (0.1%)                                              (25,999)
(Premiums $35,106)

Other Assets and Liabilities (Net) (23.7%)                           (6,174,737)
                                                                  -------------

Net Assets 100.0%                                                 $  26,124,504
                                                                  =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $32,428,668 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                              $     186,591

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (290,019)
                                                                  -------------

Unrealized depreciation-net                                       $    (103,428)
                                                                  =============

(b) Securities with an aggregate market value of $287,131 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
                                                          # of    Appreciation/
Type                                                 Contracts     Depreciation
-------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                       2,804    $      (3,618)
Eurodollar March Futures (03/2001)                          58                0
Eurodollar June Futures (06/2000)                        2,804           (3,725)
Eurodollar June Futures (06/2001)                           58               (2)
Eurodollar September Futures (09/2000)                   3,854           (3,273)
Eurodollar September Futures (09/2001)                   1,715              285
Eurodollar December Futures (12/1999)                    2,804           (2,742)
Eurodollar December Futures (12/2000)                    1,058              270
U.S. Treasury 10 Year Note (06/1999)                    32,633           (2,046)
U.S. Treasury 30 Year Bond (06/1999)                        23               29
Municipal Bond Index (06/1999)                           1,250             (855)
Government of Japan 10 Year Note (06/1999)                 100           (2,221)
United Kingdom 90 Day LIBOR (03/2000)                    1,016              (26)
United Kingdom 90 Day LIBOR (06/2000)                    1,099             (300)
United Kingdom 90 Day LIBOR (09/1999)                      291              183
United Kingdom 90 Day LIBOR (12/1999)                      877            2,707
                                                                  -------------
                                                                  $     (15,334)
                                                                  =============



                                   1999 Annual Report See accompanying notes  67

Total Return Fund
March 31, 1999


(c) Premiums received on written options:

Type                                       Par      Premium    Value
----------------------------------------------------------------------

Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 128.00 Exp. 05/22/1999  $1,192,900     $  4,037  $   932
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 118.00 Exp. 05/22/1999     632,800        3,994    3,955
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 130.00 Exp. 05/22/1999     632,800        1,836      198
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999   1,923,600        9,787    5,110
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999     939,500        2,870    1,615
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 130.00 Exp. 08/21/1999     149,200          552      420
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 112.00 Exp. 08/21/1999      10,000           40       38
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 132.00 Exp. 08/21/1999      10,000           39       17
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.25 Exp. 08/20/1999     127,000          466      828
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.97 Exp. 08/20/1999      254,000        1,012      815
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.60 Exp. 08/27/1999     250,000          859    1,405
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.94 Exp. 08/27/1999      760,000        2,850    2,538
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.60 Exp. 08/27/1999     130,000          447      731
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 98.59 Exp. 08/20/1999      500,000        1,719    2,370
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.79 Exp. 08/20/1999     250,000        1,172    1,215
Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 100.34 Exp. 08/20/1999      79,000          395      393
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.54 Exp. 08/20/1999       79,000          401      616
Call - OTC U.S. Treasury Note
   4.760% due 02/2004
   Strike @ 99.81 Exp. 08/20/1999      121,000          700      788
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.05 Exp. 08/20/1999      121,000          520      740
Put - CME Eurodollar September Futures
   Strike @ 95.00 Exp. 09/13/1999    1,000,000          495      488
Put - CME Eurodollar September Futures
   Strike @ 94.75 Exp. 09/13/1999    1,000,000          320      225
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999    1,000,000          595      562
                                                   -------------------
                                                   $ 35,106  $25,999
                                                   ===================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                     Principal
                        Amount                         Unrealized
                    Covered by       Settlement     Appreciation/
Type     Currency     Contract            Month    (Depreciation)
-------------------------------------------------------------------
Buy           BP        26,299          04/1999    $          251
Sell                    26,299          04/1999              (334)
Sell                    26,300          08/1999              (251)
Sell          C$       161,572          04/1999               670
Sell          EC        24,267          04/1999               591
Buy           JY       229,202          04/1999                (5)
Sell                 2,607,903          04/1999              (101)
Buy                    413,100          05/1999                (5)
Buy                  1,331,429          02/2000                 4
Sell                 7,118,555          02/2000             2,388
Sell                    229,202         04/2000               (16)
Sell                 4,519,202          04/2001              (256)
Sell          N$        54,210          04/1999               713
Buy                      7,970          05/1999                (3)
                                                     --------------
                                                     $      3,646
                                                     ==============

 (f) Principal amount denoted in indicated currency:

       AP - Argentine Peso
       BP - British Pound
       C$ - Canadian Dollar
       DM - German Mark
       EC - European Currency Unit
       FF-  French Franc
       JY - Japanese Yen
       N$ - New Zealand Dollar


(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Swap agreements outstanding at March 31, 1999:

                                                                  Unrealized
                                                    Notional   Appreciation/
Type                                                  Amount  (Depreciation)
----------------------------------------------------------------------------
Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.340%

Broker: Deutsche Bank AG New York
Exp. 10/08/2007                             JY    24,500,000     $  (9,299)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.295%.

Broker: Deutsche Bank AG New York
Exp. 04/14/2008                              JY   11,635,000        (3,640)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.305%.

Broker: Deutsche Bank AG New York
Exp. 04/15/2008                              JY    7,563,000        (2,418)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 1.495%.

Broker: Deutsche Bank AG New York
Exp. 09/16/2008                              JY    7,000,000         2,204


Receive floating rate based on 6 month United Mexican States and pay United Mexican States fixed rate.

Broker: Merrill Lynch
Exp. 04/07/2000                               $      52,855         (1,057)
                                                                 ------------
                                                                 $ (14,210)
                                                                 ============

(l) Subject to a financing transaction.

(m) Subject to an asset swap.

(n) Security is in default.


68  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund II
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 44.9%
--------------------------------------------------------------------------------
Banking & Finance 33.7%
Allstate Corp.
   6.750% due 06/15/2003                            $        9,300   $    9,516
American Express
   5.625% due 01/22/2004                                     5,000        4,939
American General Finance
   8.500% due 06/15/1999                                       125          126
Associates Corp. of North America
   6.750% due 07/15/2001                                    24,000       24,597
Bank of Hawaii
   6.875% due 06/01/2003                                     7,750        7,948
Bank of New York
   6.625% due 06/15/2003                                     5,000        5,121
BankAmerica Corp.
   5.240% due 03/05/2001(d)                                 15,000       15,057
Chase Manhattan Corp.
   4.960% due 01/20/2000(d)                                  5,000        4,998
   7.625% due 01/15/2003                                     5,000        5,283
Chrysler Financial Co. LLC
   4.938% due 06/15/2001(d)                                  5,000        4,996
Citicorp
   7.125% due 06/01/2003                                     4,000        4,150
Commercial Credit Co.
   5.550% due 02/15/2001                                        30           30
Dresdner Bank-New York
   6.625% due 09/15/2005                                     7,000        7,059
First Chicago Corp.
   6.875% due 06/15/2003                                     4,000        4,146
Ford Motor Credit Corp.
   5.280% due 03/21/2001(d)                                 10,000       10,020
   5.150% due 03/19/2002                                        35           35
   8.000% due 06/15/2002                                     5,000        5,313
   5.109% due 02/03/2003(d)                                 10,000       10,014
General Motors Acceptance Corp.
   8.400% due 10/16/1999                                       225          229
   6.500% due 01/17/2000                                    17,230       17,284
   5.100% due 08/18/2003(d)                                  1,700        1,692
Goldman Sachs Group
   5.151% due 01/25/2001(d)                                 15,000       15,036
   5.431% due 04/16/2001(d)                                 10,000       10,001
   7.800% due 07/15/2002                                     6,000        6,291
   5.900% due 01/15/2003                                     2,000        1,983
   5.658% due 03/19/2003(d)                                  5,000        5,009
Heller Financial, Inc.
   5.110% due 07/06/1999                                     5,000        5,003
   5.210% due 10/08/1999(d)                                 10,000       10,011
   5.211% due 04/22/2002(d)                                  5,000        5,003
Household Finance Corp.
   5.260% due 06/24/2003(d)                                 20,000       20,096
Lehman Brothers Holdings, Inc.
   5.900% due 04/01/2002(d)                                 20,000       20,000
Merrill Lynch & Co.
   6.475% due 03/01/2000                                       300          303
   7.050% due 06/04/2001                                    10,000       10,285
   5.299% due 11/01/2001(d)                                 20,000       20,002
   5.400% due 06/24/2003(d)                                 20,000       19,914
Morgan, J.P. & Co., Inc.
   6.000% due 01/15/2009                                    15,000       14,495
NationsBank Corp.
   6.200% due 08/15/2003                                    10,800       10,907
   8.625% due 11/15/2003                                     1,550        1,703
PNC Bank Corp.
   4.913% due 06/01/2000(d)                                 20,000       19,979
PNC Funding Corp.
   6.125% due 09/01/2003                                     1,400        1,397
Textron Financial Corp.
   5.100% due 11/24/1999(d)                                 10,000       10,014
Transamerica Financial Corp.
   6.480% due 03/15/2001                                     1,000        1,005
                                                                     -----------
                                                                        350,990
                                                                     ===========
Industrials 8.1%
AMR Corp.
   9.430% due 05/10/2001                                     1,000        1,066
   8.900% due 02/26/2007                                     6,450        7,247
Dow Chemical Co.
   8.040% due 07/02/2005                                     4,800        5,108
Occidental Petroleum
   5.776% due 04/03/2000                                    10,800       10,800
Pepsi Bottling Group, Inc.
   5.250% due 03/06/2000(d)                                 40,000       39,984
Philip Morris Cos., Inc.
   6.000% due 07/15/2001                                     1,000        1,003
Time Warner, Inc.
   7.975% due 08/15/2004                                     3,345        3,618
   8.110% due 08/15/2006                                     6,690        7,402
   8.180% due 08/15/2007                                     6,690        7,514
                                                                     -----------
                                                                         83,742
                                                                     ===========
Utilities 3.1%
Commonwealth Edison
   6.625% due 07/15/2003                                       288          295
Metropolitan Edison Co.
   7.220% due 01/30/2003                                     2,000        2,081
   6.400% due 02/09/2006                                     2,412        2,417
Pacificorp
   7.200% due 08/15/2002                                    11,000       11,432
Philadelphia Electric
   8.000% due 04/01/2002                                     1,008        1,066
   7.125% due 09/01/2002                                        90           94
   6.500% due 05/01/2003                                     1,840        1,879
Texas Utilities Co.
   7.375% due 08/01/2001                                     1,900        1,970
   6.750% due 03/01/2003                                     5,000        5,172
United Telecom
   9.750% due 04/01/2000                                     5,000        5,194
                                                                     -----------
                                                                         31,600
                                                                     -----------
Total Corporate Bonds & Notes                                           466,332
(Cost $462,649)                                                      ===========

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 3.1%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
   5.070% due 04/25/2004(d)                                  8,895        8,806
   5.178% due 04/25/2007(d)                                 23,594       23,598
                                                                     -----------
Total U.S. Government Agencies                                           32,404
(Cost $32,473)                                                       ===========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 5.8%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 01/15/2008(e)                                  1,932        1,888
   3.875% due 01/15/2009(e)                                  3,105        3,097
U.S. Treasury Bonds
   9.250% due 02/15/2016                                    14,000       19,036
   7.250% due 05/15/2016                                     1,800        2,066
   8.875% due 08/15/2017(g)                                  5,000        6,666
   9.125% due 05/15/2018                                    17,400       23,795
   9.000% due 11/15/2018                                     2,800        3,803
U.S. Treasury Strips
   0.000% due 05/15/2008                                       200          121
                                                                     -----------
Total U.S. Treasury Obligations                                          60,472
(Cost $63,523)                                                       ===========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 61.0%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 21.2%

Comm
   6.145% due 02/15/2008                                     5,000        5,109
Dime Savings
   7.050% due 11/01/2018(d)                                    116          106
DLJ Mortgage Acceptance Corp.
  11.000% due 08/01/2019                                       206          228


                                   1999 Annual Report See accompanying notes  69

Total Return Fund II
March 31, 1999

                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
   5.950% due 07/15/2003                             $    130         $    130
   8.800% due 12/01/2015                                  211              224
   9.250% due 11/15/2019                                   40               43
   9.000% due 12/15/2020                                1,739            1,811
   7.000% due 07/15/2022                               15,315           15,351
   7.500% due 01/15/2023                               15,759           16,217
   6.500% due 07/15/2028                               31,325           29,191
Federal National Mortgage Assn.
   6.000% due 06/25/2001                                   53               53
   9.000% due 06/25/2018                                   25               26
   6.000% due 09/25/2018                                   76               76
   9.250% due 07/25/2019                                3,276            3,479
   6.000% due 08/25/2020                                5,529            5,529
   7.000% due 09/25/2020                                   75               76
   6.500% due 05/18/2023                               12,224           12,309
Guaranteed Mortgage Corp.
   9.300% due 07/20/2019                                  641              673
Independent National Mortgage Corp.
   7.784% due 11/25/2024(d)                             1,788            1,834
   8.107% due 11/25/2024(d)                             1,235            1,257
Morgan Stanley Capital
   6.190% due 01/15/2007                               29,330           29,492
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                                3,912            3,886
Norwest Mortgage
  12.375% due 01/01/2014                                  233              240
Residential Funding Mortgage Securities, Inc.
   6.500% due 08/25/2013                                5,373            5,323
   7.250% due 10/25/2027                               20,000           20,278
   7.000% due 11/25/2027                               12,115           12,200
   6.750% due 06/25/2028                               25,600           24,975
Salomon Brothers Mortgage Securities, Inc.
   5.316% due 03/01/2029(d)                            30,000           30,000
                                                                     ---------
                                                                       220,116
                                                                     =========
Federal Home Loan Mortgage Corporation 10.3%
   5.750% due 11/15/2017                                2,180            2,184
   6.000% due 05/17/2029                               49,700           48,302
   6.500% due 05/13/2028                               38,850           38,644
   6.764% due 02/01/2023(d)                               676              682
   7.000% due 03/01/2007                                   29               30
   7.250% due 03/01/2006                                  204              207
   7.500% due 08/01/2009-04/14/2029(f)                 10,016           10,296
   7.591% due 12/01/2022(d)                             6,873            6,974
   8.250% due 03/01/2008-05/01/2008(f)                    152              158
   8.500% due 12/01/2001                                    2                2
   9.500% due 02/01/2011                                   74               79
  10.000% due 06/01/2011                                   16               17
  10.500% due 04/01/2001                                   38               38
  15.500% due 06/01/2011                                    1                1
                                                                     ---------
                                                                       107,614
                                                                     =========
Federal Housing Administration 3.0%
   5.596% due 10/01/2019                                  369              370
   6.650% due 07/20/2038                               15,500           15,673
   8.250% due 11/01/2021                               14,954           15,444
   8.829% due 05/01/2019                                  383              407
                                                                     ---------
                                                                        31,894
                                                                     =========
Federal National Mortgage Association 2.9%
   6.150% due 09/25/2016                                3,388            3,395
   6.500% due 05/18/2029                                5,000            4,970
   6.526% due 02/01/2023(d)                             2,491            2,525
   6.875% due 12/01/2023(d)                               614              630
   7.000% due 08/01/2009                                  253              257
   7.095% due 01/01/2024(d)                             1,504            1,546
   7.233% due 07/01/2020(d)                             1,093            1,124
   7.411% due 04/01/2024(d)                             1,750            1,802
   7.500% due 04/01/2024                                9,678            9,968
   7.750% due 10/01/2007                                  275              285
   8.000% due 10/01/2005                                  314              327
   8.500% due 12/01/2001-04/01/2017(f)                  2,275            2,367
   9.000% due 12/01/2001-06/01/2010(f)                    720              755
  11.000% due 09/01/2010                                  250              277
  13.750% due 10/01/2010-11/01/2013(f)                    103              115
  14.500% due 03/01/2013                                    5                6
  14.750% due 10/01/2012-11/01/2012(f)                     18               21
                                                                     ---------
                                                                        30,370
                                                                     =========
Government National Mortgage Association 23.5%
   6.000% due 04/22/2029-05/24/2029(f)                 49,500           47,985
   6.500% due 01/15/2024-05/24/2029(d)(f)              79,471           79,126
   6.625% due 09/20/2024-08/20/2027(d)(f)              52,890           53,594
   6.875% due 06/20/2023-05/20/2027(d)(f)              30,401           30,840
   6.880% due 06/20/2027(d)                             6,325            6,411
   7.500% due 03/15/2024                                  248              256
   8.000% due 06/15/2024-12/15/2026(f)                 25,762           26,857
  12.000% due 10/15/2012-10/15/2015(f)                     29               34
                                                                     ---------
                                                                       245,103
                                                                     =========
Other Mortgage-Backed Securities 0.1%
Bank of America
   9.000% due 03/01/2008                                   48               48
Federal Home Loan Mortgage Corp.
  11.875% due 06/15/2013                                  174              190
Security Pacific National Bank
   8.500% due 03/01/2017                                   53               52
Western Federal Savings & Loan
   6.562% due 03/25/2019(d)                               173              173
                                                                     ---------
                                                                           463
                                                                     ---------
Total Mortgage-Backed Securities                                       635,560
(Cost $635,796)                                                      =========

------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 8.9%
------------------------------------------------------------------------------
AFC Home Equity Loan Trust
   6.903% due 10/25/2026(d)                             1,332            1,356
Banc One Auto Grantor Trust
   6.270% due 11/20/2003                                8,528            8,623
Comed Transitional Funding Trust
   5.290% due 06/25/2003                                3,000            2,991
Empire Funding Home Loan Owner Trust
   7.160% due 05/25/2012                                7,729            7,794
NationsBanc Montgomery Funding Corp.
   6.750% due 08/25/2028                               20,009           19,377
Norwest Asset Securities Corp.
   7.500% due 03/25/2027                               17,000           17,476
Residential Funding Mortgage Securities, Inc.
   5.460% due 07/25/2029                               27,500           27,383
United Air Lines Equipment Trust
   9.190% due 12/24/2013                                7,213            8,022
                                                                     ---------
Total Asset-Backed Securities                                           93,022
(Cost $92,794)                                                       =========


------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.2%
------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
   6.375% due 08/15/2002
   Strike @ 98.187 Exp. 04/12/1999                      3,600              197
   5.875% due 09/30/2002
   Strike @ 96.590 Exp. 05/24/1999                     15,300              839
   5.750% due 11/30/2002
   Strike @ 96.156 Exp. 05/17/1999                      3,800              211
   5.500% due 05/31/2003
   Strike @ 95.625 Exp. 05/17/1999                      5,100              273
   5.250% due 08/15/2003
   Strike @ 99.469% Exp. 08/27/1999                    50,000              748
                                                                     ---------
Total Purchased Call Options                                             2,268
(Cost $2,159)                                                        =========



70  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund II
March 31, 1999
                                                          Principal
                                                             Amount      Value
                                                             (000s)     (000s)
-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.0%
-------------------------------------------------------------------------------
Repurchase Agreements 0.7%
State Street Bank
    4.000% due 04/01/1999                                  $   510  $       510
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 7.500% 01/31/2000 valued at $522,978.
    Repurchase proceeds are $510,057.)

Daiwa Securities
    4.920% due 04/01/1999                                    7,000        7,000
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Bill 4.545% 09/23/1999 valued at $7,148,483.
    Repurchase proceeds are $7,000,957.)
                                                                    -----------
                                                                          7,510
                                                                    ===========
U.S. Treasury Bills (b)(f) 0.3%
    4.407% due 04/29/1999-06/24/1999                         3,275        3,247

Total Short-Term Instruments                                             10,757
(Cost $10,757)                                                      -----------

Total Investments (a) 124.9%                                        $ 1,300,815
(Cost $1,300,151)

Written Options (c) (0.1%)                                                 (956)
(Premiums $1,186)

Other Assets and Liabilities (Net) (24.8%)                             (258,433)
                                                                    -----------

Net Assets 100.0%                                                   $ 1,041,426
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,300,161 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                                 $     7,728

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (7,074)
                                                                    -----------

Unrealized appreciation-net                                         $       654
                                                                    ===========

(b) Securities with an aggregate market value of $3,247 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                  Unrealized
                                                      # of        Appreciation/
Type                                             Contracts       (Depreciation)
-------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                     108       $         (138)
Eurodollar March Futures (03/2001)                      22                    5
Eurodollar June Futures (06/2000)                      108                 (143)
Eurodollar June Futures (06/2001)                       22                    4
Eurodollar September Futures (09/2000)                 129                 (133)
Eurodollar September Futures (09/2001)                  65                   10
Eurodollar December Futures (12/1999)                  108                 (102)
Eurodollar December Futures (12/2000)                   22                    5
U.S. Treasury 10 Year Note (06/1999)                 1,427                  (23)
                                                                 --------------
                                                                 $         (515)
                                                                 ==============

(c) Premiums received on written options:

Type                                                    Par    Premium    Value
-------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 128.00 Exp. 05/22/1999                 $ 35,200    $    92   $   28
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 118.00 Exp. 05/22/1999                   25,000        156      156
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 130.00 Exp. 05/22/1999                   25,000         73        8
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999                   47,200        259      125
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999                   14,100         59       24
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.60 Exp. 08/27/1999                   50,000        172      281
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.94 Exp. 08/27/1999                   100,000        375      334
                                                               ----------------
                                                               $ 1,186   $  956
                                                               ================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Principal amount of the security is adjusted for inflation.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Subject to a financing transaction.



                                   1999 Annual Report See accompanying notes  71

Schedule of Investments
Total Return Fund III
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 35.3%
-------------------------------------------------------------------------------
Banking & Finance 17.6%
ABN-AMRO Bank (Chicago)
   7.000% due 04/01/2008                           $     1,000      $     1,037
Associates Corp. of North America
   7.240% due 05/17/2006                                 1,000            1,057
BankAmerica Corp.
   9.375% due 09/15/2009                                 1,000            1,225
BankBoston Corp.
   6.125% due 03/15/2002                                15,000           15,099
Bear Stearns Co., Inc.
   5.100% due 08/25/2000(d)                             10,000           10,002
Deutsche Bank Financial
   6.700% due 12/13/2006                                 1,000            1,018
Ford Motor Credit Corp.
   7.450% due 04/13/2000                                   300              306
   6.620% due 02/27/2006                                 1,000            1,024
Goldman Sachs Group
   5.151% due 01/25/2001(d)                             10,000           10,024
Household Finance Corp.
   7.150% due 06/15/2000                                   500              509
   5.096% due 05/07/2002(d)                              5,000            5,002
International Lease Finance Corp.
   5.450% due 01/04/2002                                   500              495
Lehman Brothers Holdings, Inc.
   5.900% due 04/01/2002(d)                             10,000           10,000
Merrill Lynch & Co.
   5.269% due 08/03/2000(d)                              3,000            3,008
   6.375% due 10/15/2008                                 5,000            4,969
Mid-Amercian Funding LLC
   5.850% due 03/01/2001                                12,000           12,025
Morgan Stanley, Dean Witter, Discover and Co.
   6.375% due 08/01/2002                                 1,000            1,015
Spieker Properties
   6.950% due 12/15/2002                                 2,000            2,020
Textron Financial Corp.
   5.100% due 11/24/1999(d)                              5,000            5,007
Tokai Capital Corp.
   9.980% due 12/29/2049(d)                                400              357
Wells Fargo Co.
   6.875% due 08/08/2006                                 1,000            1,040
                                                                    -----------
                                                                         86,239
                                                                    ===========
Industrials 13.2%
Amerco, Inc.
   7.200% due 04/01/2002                                14,200           14,158
E.I. Du Pont de Nemours and Co.
   6.900% due 11/12/1999                                   300              303
Langdell
   9.978% due 07/30/1999(d)                              5,000            5,031
Pepsi Bottling Group, Inc.
   5.250% due 03/06/2000(d)                             15,000           14,994
Petroleos Mexicanos
   9.857% due 07/15/2005(d)                              5,000            4,656
TCI Communications, Inc.
   5.395% due 09/11/2000(d)                              5,000            4,986
Time Warner, Inc.
   6.100% due 12/30/2001                                10,000           10,052
Westpoint Stevens, Inc.
   7.875% due 06/15/2005                                 5,000            5,138
WMX Technologies
   6.700% due 05/01/2001                                 5,500            5,583
                                                                    -----------
                                                                         64,901
                                                                    ===========
Utilities 4.5%
Connecticut Light & Power
   7.250% due 07/01/1999                                   740              740
GTE California
   5.625% due 02/01/2001                                   300              301
Niagara Mohawk Power
   7.250% due 10/01/2002                                15,000           15,279
   7.375% due 07/01/2003                                 4,000            4,194
North Atlantic Energy
   9.050% due 06/01/2002                                   543              560
Texas Utilities Co.
   6.375% due 10/01/2004                                 1,000            1,020
                                                                    -----------
                                                                         22,094
                                                                    -----------
Total Corporate Bonds & Notes                                           173,234
(Cost $172,782)                                                     ===========

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.3%
-------------------------------------------------------------------------------
Federal Home Loan Bank
   6.550% due 09/19/2003                                    52               52
Federal Home Loan Mortgage Corp.
   7.500% due 07/01/2011                                   488              505
   8.000% due 01/01/2012                                   257              267
   8.000% due 09/01/2025                                 1,025            1,068
Student Loan Marketing Assn.
   5.070% due 04/25/2004(d)                              2,965            2,935
   4.958% due 10/25/2005(d)                              6,261            6,241
                                                                    -----------
Total U.S. Government Agencies                                           11,068
(Cost $11,068)                                                      ===========

-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 5.8%
-------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 01/15/2008(h)                              7,118            6,956
U.S. Treasury Bonds
  10.375% due 11/15/2009                                   200              247
  12.750% due 11/15/2010                                 1,680            2,344
   7.250% due 05/15/2016                                 4,800            5,510
   8.875% due 08/15/2017                                 4,400            5,866
   9.000% due 11/15/2018                                 1,100            1,494
   8.875% due 02/15/2019                                 3,700            4,975
   7.875% due 02/15/2021                                   400              496
U.S. Treasury Notes
   6.250% due 04/30/2001                                   530              543
   7.500% due 02/15/2005                                   100              111
                                                                    -----------
Total U.S. Treasury Obligations                                          28,542
(Cost $29,479)                                                      ===========

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 64.7%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations 24.6%
ABN-AMRO Mortgage Corp.
   6.750% due 11/25/2028                                 9,750            9,675
CMC Securities Corp.
   7.440% due 04/25/2025(d)                              1,158            1,162
Federal Home Loan Mortgage Corp.
   8.000% due 05/15/2000                                    61               62
   8.000% due 02/15/2015                                   223              223
   7.000% due 02/15/2027                                12,678           12,509
   6.181% due 08/15/2032(d)                              7,709            7,771
Federal National Mortgage Assn.
   6.500% due 12/18/2004                                 4,606            4,663
   7.750% due 07/25/2019                                    67               67
   7.000% due 09/25/2021                                 5,861            6,032
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                                 4,582            4,626
   7.500% due 03/25/2027                                15,000           15,417
Greenwich
   8.733% due 11/25/2024(d)                                165              166
Norwest Asset Securities Corp.
   6.250% due 12/25/2028                                11,082           10,266
PNC Mortgage Securities Corp.
   6.500% due 12/25/2028                                 6,449            6,265
Prudential Home Mortgage Securities
   7.995% due 11/25/2023(d)                                430              435
Residential Accredit Loans, Inc.
   7.050% due 01/25/2026                                 2,000            2,009
   7.250% due 01/25/2026                                 3,000            3,029
   6.500% due 12/25/2028                                24,000           23,708
Resolution Trust Corp.
   8.835% due 12/25/2023                                 2,500            2,502
Structured Asset Mortgage Investments, Inc.
   6.580% due 06/25/2029(d)                              9,997           10,112
                                                                    -----------
                                                                        120,699
                                                                    ===========


72  PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund II
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 2.6%
   6.000% due 04/14/2029-05/17/2029(g)                 $     2,600  $     2,529
   6.500% due 05/17/2029                                     8,530        8,485
   6.750% due 10/01/2006                                       155          155
   7.591% due 12/01/2022(d)                                  1,107        1,123
   8.000% due 02/01/2006                                       193          199
                                                                    -----------
                                                                         12,491
                                                                    ===========
Federal Housing Administration 3.2%
   7.430% due 11/25/2019-01/25/2023(g)                      15,577       15,928
                                                                    -----------
Federal National Mortgage Association 10.5%
   5.889% due 08/01/2029(d)                                  1,805        1,814
   5.940% due 04/26/2029(d)                                 15,700       15,744
   5.964% due 02/01/2031(d)                                     83           83
   6.000% due 08/25/2016                                     7,279        7,291
   6.012% due 08/01/2018-03/01/2033(d)(g)                    1,737        1,747
   6.200% due 04/25/2005                                     5,780        5,797
   6.500% due 05/18/2029                                     8,500        8,448
   7.500% due 04/01/2024-02/01/2027(g)                       6,992        7,201
   8.000% due 07/01/2023-07/01/2026(g)                       2,772        2,889
   8.250% due 07/01/2017                                        91           96
   8.500% due 02/01/2007                                       346          358
   9.000% due 07/01/2005                                        27           28
                                                                    -----------
                                                                         51,496
                                                                    ===========
Government National Mortgage Association 23.3%
   6.000% due 04/22/2029                                    25,000       24,293
   6.125% due 10/20/2024-12/20/2026(d)(g)                    8,921        9,053
   6.500% due 09/15/2023-05/24/2029   (g)                   61,703       61,434
   6.625% due 09/20/2023-08/20/2027(d)(g)                    9,069        9,209
   6.875% due 06/20/2022-01/20/2026(d)(g)                    9,398        9,546
  10.250% due 02/15/2017                                       635          686
  12.750% due 02/20/2015                                         4            5
                                                                    -----------
                                                                        114,226
                                                                    ===========
Other Mortgage-Backed Securities 0.3%
Resolution Trust Corp.
   7.039% due 05/25/2029(d)                                  1,578        1,580
                                                                    -----------
Stripped Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corp. (IO)
   6.500% due 04/15/2022                                     3,253          357
Resolution Trust Corp. (PO)
   0.000% due 09/25/2000                                       388          389
                                                                    -----------
                                                                            746
                                                                    -----------
Total Mortgage-Backed Securities                                        317,166
(Cost $315,040)                                                     ===========

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 2.7%
-------------------------------------------------------------------------------
Empire Funding Home Loan Owner Trust
   7.160% due 05/25/2012                                    13,046       13,158
                                                                    -----------
Total Asset-Backed Securities                                            13,158
(Cost $13,079)                                                      ===========


-------------------------------------------------------------------------------
 SOVEREIGN ISSUES 4.6%
-------------------------------------------------------------------------------
Central Bank Philippines
   6.000% due 06/01/2008(d)                                  5,000        4,300
Nacional Financiera
   8.649% due 12/01/2000(d)                                  5,750        5,790
Province of Quebec
   8.800% due 04/15/2003                                     1,000        1,103
Republic of Argentina
  10.950% due 11/01/1999                                     2,000        2,043
  14.250% due 11/30/2002(d)                                  1,000          968
   5.937% due 03/31/2005(d)                                  4,362        3,735
United Mexican States
   6.250% due 06/27/2002(d)                                  5,000        4,767
                                                                    -----------
Total Sovereign Issues                                                   22,706
(Cost $22,646)                                                      ===========

-------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 0.6%
-------------------------------------------------------------------------------
Commonwealth of Canada
   8.500% due 04/01/2002                             C$      2,000        1,454
Province of Saskatchewan
  11.000% due 01/09/2001                                     2,000        1,457
                                                                    -----------
Total Foreign Currency-Denominated Issues                                 2,911
(Cost $3,188)                                                       ===========

-------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.8%
-------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
   5.375% due 02/15/2001
   Strike @ 95.468 Exp. 04/19/1999                          50,000        2,579
   6.625% due 03/31/2002
   Strike @ 98.500 Exp. 05/03/1999                          10,000          550
   6.375% due 08/15/2002
   Strike @ 98.187 Exp. 04/12/1999                             900           49
   5.875% due 09/30/2002
   Strike @ 96.594 Exp. 05/24/1999                           3,800          209
   5.750% due 11/30/2002
   Strike @ 96.156 Exp. 05/17/1999                             900           50
   5.500% due 05/31/2003
   Strike @ 95.625 Exp. 05/17/1999                           1,300           70
   5.250% due 08/15/2003
   Strike @ 99.289 Exp. 08/20/1999                          10,000          158
   4.750% due 02/15/2004
   Strike @ 98.609 Exp. 08/20/1999                          22,000          247
                                                                    -----------
Total Purchased Call Options                                              3,912
(Cost $4,338)                                                       ===========

--------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------
Eurodollar June Futures (CME)
    Strike @ 92.500 Exp. 06/14/1999                          3,000           15
Eurodollar September Futures (CME)
    Strike @ 91.750 Exp. 09/13/1999                            250            0
                                                                    -----------
Total Purchased Put Options                                                  15
(Cost $24)                                                          ===========

-------------------------------------------------------------------------------
 PREFERRED STOCK 0.7%
-------------------------------------------------------------------------------
                                                           Shares
TCI Communications, Inc.
   9.720% due 01/02/2000                                      132         3,614
                                                                    -----------
Total Preferred Stock                                                     3,614
(Cost $3,676)                                                       ===========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.9%
-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Commercial Paper 2.9%
General Electric Capital Corp.
   4.850% due 04/26/1999                              $     10,200       10,166
Shell Oil Co.
   4.790% due 05/27/1999                                       900          893
   4.790% due 06/04/1999                                     3,000        2,974
                                                                    -----------
                                                                         14,033
                                                                    ===========
Repurchase Agreements 2.3%

State Street Bank
   4.000% due 04/01/1999                                     1,925        1,925
   (Dated 03/31/1999. Collateralized by U.S.
   Treasury Note 7.500% 10/31/1999 valued at
   $1,967,309. Repurchase proceeds are $1,925,214.)

Daiwa Securities
    4.920% due 04/01/1999                                    9,200        9,200
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Bill 4.488% 06/17/1999 valued at $9,394,081.
    Repurchase proceeds are $9,201,257.)
                                                                    -----------
                                                                         11,125
                                                                    ===========
U.S. Treasury Bills (b) 0.7%
    4.385% due 06/24/1999                                    3,598        3,562
                                                                    -----------

Total Short-Term Instruments                                             28,720
(Cost $28,720)                                                      ===========





                                   1999 Annual Report See accompanying notes  73

Schedule of Investments
Total Return Fund II
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
Total Investments (a) 123.4%                                       $    605,046
(Cost $604,040)

Written Options (c) (0.2%)                                               (1,064)
(Premiums $1,185)

Other Assets and Liabilities (Net) (23.2%)                             (113,872)
                                                                  --------------

Net Assets 100.0%                                                 $     490,110
                                                                  ==============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $604,132 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $       4,331

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (3,417)
                                                                  --------------

Unrealized appreciation-net                                       $         914
                                                                  ==============

(b) Securities with an aggregate market value of $3,562 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                 # of              Appreciation/
Type                                        Contracts             (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                 43             $         (55)
Eurodollar March Futures (03/2001)                 10                         4
Eurodollar June Futures (06/2000)                  43                       (56)
Eurodollar June Futures (06/2001)                  10                         3
Eurodollar September Futures (09/2000)             53                       (51)
Eurodollar September Futures (09/2001)             29                         6
Eurodollar December Futures (12/1999)              43                       (42)
Eurodollar December Futures (12/2000)              10                         4
Government of Japan 10 Year Note (06/1999)          9                      (203)
U.S. Treasury 10 Year Note (06/1999)              167                       (10)
U.S. Treasury 30 Year Bond (06/1999)              139                       (78)
                                                                  --------------
                                                                  $        (478)
                                                                  ==============

(c) Premiums received on written options:

Type                                              Par     Premium        Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 130.00 Exp. 05/22/1999          $  11,800    $     34     $       4
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 118.00 Exp. 05/22/1999             11,800          73            74
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 128.00 Exp. 05/22/1999             15,800          42            12
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999             21,400         118            57
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999              6,500          27            11
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.25 Exp. 08/20/1999             10,000          37            65
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.97 Exp. 08/20/1999              20,000          80            64
Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 99.81 Exp. 08/20/1999              22,000         127           143
Put - OTC U.S. Treasury Note
    4.750% due 02/2004
   Strike @ 97.05 Exp. 08/20/1999              22,000          95           135
Put - CME Eurodollar September Futures
   Strike @ 94.75 Exp. 09/13/1999             700,000         206           158
Put - CME Eurodollar September Futures
   Strike @ 95.00 Exp. 09/13/1999             700,000         346           341
                                                         ----------------------
                                                         $  1,185     $   1,064
                                                         ======================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                            Principal
                               Amount
                           Covered by           Settlement           Unrealized
Type       Currency          Contract                Month       (Depreciation)
--------------------------------------------------------------------------------
Sell             C$             4,581              04/1999         $       (16)

(f) Principal amount denoted in indicated currency:

       C$ - Canadian Dollar
       JY - Japanese Yen

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Swap agreements outstanding at March 31, 1999:

                                                       Notional       Unrealized
                                                         Amount   (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.295%.

Broker: Deutsche Bank AG New York
Exp. 04/14/2008                                   JY    580,000    $       (182)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.305%.

Broker: Deutsche Bank AG New York
Exp. 04/15/2008                                   JY    377,000            (121)
                                                                   ------------
                                                                   $       (303)
                                                                   ============


74  PIMCO Funds See accompanying notes

Schedule of Investments
Moderate Duration Fund
March 31, 1999 Principal

                                                Principal
                                                   Amount          Value
                                                   (000s)         (000s)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES 24.5%
------------------------------------------------------------------------
Banking & Finance 9.8%
Bear Stearns Co., Inc.
   5.821% due 02/06/2001 (d)                   $      500     $      503
CIT Group, Inc.
   6.200% due 10/20/2000                            5,000          5,043
Citicorp
   6.650% due 05/15/2000 (d)                        2,000          2,023
Ford Motor Credit Corp.
   5.130% due 01/17/2002 (d)                        5,000          4,982
Korean Export-Import Bank
   6.500% due 10/06/1999                            1,580          1,570
Lehman Brothers Holdings, Inc.
   8.150% due 05/15/2000                              600            613
NationsBank Corp.
   5.748% due 04/15/2003 (d)                        5,000          5,043
Okobank
   6.750% due 09/27/2049 (d)                        1,150          1,157
PNC Bank Corp.
   4.913% due 06/01/2000 (d)                        8,000          7,991
PSE&G Capital Corp.
   6.740% due 10/23/2001                            1,100          1,127
Salomon, Inc.
   5.291% due 07/23/2001 (d)                        1,000          1,003
                                                              ----------
                                                                  31,055
                                                              ==========

Industrials 10.8%
Amerco, Inc.
   6.890% due 10/15/2000                            2,400          2,353
   7.230% due 01/21/2027                              500            511
DTE Capital Corp.
   8.350% due 11/15/2003 (d)                        7,000          6,950
Langdell
   9.978% due 07/30/1999 (d)                        5,000          5,031
News America Holdings Corp.
   7.450% due 06/01/2000                            3,000          3,056
Occidental Petroleum
   6.400% due 04/01/2003                            2,600          2,572
Owens-Illinois, Inc.
   7.850% due 05/15/2004                            6,000          6,151
RJR Nabisco
   8.625% due 12/01/2002                              480            499
Sears Roebuck Acceptance
   6.720% due 10/23/2002                            3,000          3,073
TCI Communications, Inc.
   5.395% due 09/11/2000 (d)                        2,000          1,994
   5.640% due 04/03/2002 (d)                          250            255
   7.550% due 09/02/2003                              500            535
   6.690% due 03/31/2006                            1,200          1,248
                                                              ----------
                                                                  34,228
                                                              ==========

Utilities 3.9%
Beaver Valley Funding Corp.
   8.250% due 06/01/2003                              357            364
   8.625% due 06/01/2007                              690            737
Cable & Wireless Communications
   6.750% due 12/01/2008                            5,000          5,050
Central Maine Power Co.
   5.389% due 05/04/1999 (d)                        2,500          2,500
CMS Energy
   8.125% due 05/15/2002                              750            771
System Energy Resources
   7.710% due 08/01/2001                            2,900          3,002
                                                              ----------
                                                                  12,424
                                                              ----------
Total Corporate Bonds & Notes                                     77,707
(Cost $77,465)                                                ==========

------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 1.1%
------------------------------------------------------------------------
Student Loan Marketing Assn.
   5.684% due 06/30/2000 (d)                        3,400          3,394
                                                              ----------
Total U.S. Government Agencies                                     3,394
(Cost $3,398)                                                 ==========

------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 5.3%
------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (g)                        3,078          3,058
   3.375% due 01/15/2007 (g)                        2,074          1,998
   3.625% due 01/15/2008 (g)                        1,932          1,888
   3.875% due 01/15/2009 (g)                        3,106          3,097
U.S. Treasury Bonds
   9.125% due 05/15/2018                            4,900          6,701
                                                              ----------
Total U.S. Treasury Obligations                                   16,742
(Cost $17,205)                                                ==========

------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 53.8%
------------------------------------------------------------------------
Collateralized Mortgage Obligations 18.1%
Chase Mortgage Finance Corp.
   6.204% due 04/25/2025 (d)                        5,236          5,311
Criimi Mae Financial Corp.
   7.000% due 01/01/2033                           12,940         13,128
Federal Home Loan Mortgage Corp.
   7.000% due 05/15/2004                            1,000          1,019
   6.000% due 12/15/2008                            5,759          5,728
   6.500% due 10/15/2023                            1,245          1,201
   8.500% due 04/15/2025                            2,090          2,232
   8.000% due 02/15/2027                              411            427
Federal National Mortgage Assn.
   6.000% due 03/25/2009                            1,349          1,308
   6.500% due 01/18/2019                            3,687          3,725
   7.000% due 09/25/2021                            2,885          2,969
   6.500% due 03/25/2023                            2,000          2,005
GE Capital Mortgage Services, Inc.
   6.000% due 02/25/2024                              414            412
Government National Mortgage Assn.
   7.500% due 04/20/2027                            2,308          2,366
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                            2,729          2,711
   7.000% due 01/25/2028                            5,908          5,960
PNC Mortgage Securities Corp.
   6.500% due 10/25/2028                            5,000          4,913
Prudential Home Mortgage Securities
   7.000% due 05/25/2023                              140            140
Resolution Trust Corp.
   9.400% due 05/25/2024                              265            264
Structured Asset Securities Corp.
   5.439% due 10/25/2028 (d)                        1,534          1,537
                                                              ----------
                                                                  57,356
                                                              ==========

Federal Home Loan Mortgage Corporation 5.4%
   6.000% due 05/17/2029                            3,900          3,790
   6.500% due 05/17/2029                            9,130          9,082
   7.500% due 10/01/2026-04/14/2029 (e)             4,134          4,250
                                                              ----------
                                                                  17,122
                                                              ==========

Federal Housing Administration 3.7%
   7.430% due 04/01/2022-06/01/2023 (e)            11,128         11,635
                                                              ----------
Federal National Mortgage Association 15.0%
   5.900% due 08/01/2018(d)                           973            982
   5.905% due 08/01/2018-12/01/2027 (d)(e)            150            151
   5.906% due 06/01/2018-05/01/2036 (d)(e)          1,883          1,897
   5.916% due 05/01/2036(d)                         4,788          4,821
   5.934% due 08/01/2029(d)                           796            800
   5.940% due 09/01/2017-03/01/2029 (d)(e)          1,049          1,058
   5.941% due 11/01/2018-08/01/2027 (d)(e)            763            768
   5.942% due 01/01/2027(d)                           730            734
   5.946% due 11/01/2035(d)                           591            594
   6.012% due 03/01/2033(d)                           833            838
   6.500% due 08/25/2021                           28,509         28,526
   7.500% due 08/01/2017-01/01/2027 (e)             3,129          3,227
   8.000% due 09/01/2026-10/01/2026 (e)             3,191          3,337
                                                              ----------
                                                                  47,733
                                                              ==========
Government National Mortgage Association 11.5%
   6.000% due 03/20/2028-04/22/2029 (d)(e)         18,767         18,910
   6.125% due 11/20/2017-11/20/2025 (d)(e)            817            831
   6.500% due 04/22/2029-05/24/2029 (e)             8,970          8,929
   6.875% due 03/20/2020 (d)                           96             97
   8.000% due 08/15/2025-05/15/2027 (e)             6,006          6,262
   9.000% due 06/15/2009                            1,488          1,608
                                                              ----------
                                                                  36,637
                                                              ==========


                                   1999 Annual Report See accompanying notes  75

Moderate Duration Fund
March 31, 1999 Principal
                                                    Principal
                                                       Amount        Value
                                                       (000s)       (000s)
--------------------------------------------------------------------------
Other Mortgage-Backed Securities 0.1%
Paine Webber Mortgage
   7.500% due 07/25/2023                             $    310     $    310
                                                                  --------
Total Mortgage-Backed Securities                                   170,793
(Cost $169,382)                                                   ========

--------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 1.5%
--------------------------------------------------------------------------
Caterpillar Financial Asset Trust
   6.450% due 05/25/2003                                2,435        2,450
Chase Manhattan Corp.
   7.000% due 04/25/2025                                  894          903
EQCC Home Equity Loan Trust
   6.700% due 09/15/2008                                  276          278
IMC Home Equity Loan Trust
   5.117% due 03/25/2027 (d)                              153          152
LIBOR-Index Certificates
   6.726% due 12/16/2001 (d)                              800          800
                                                                  --------
Total Asset-Backed Securities                                        4,583
(Cost $4,589)                                                     ========

--------------------------------------------------------------------------
 SOVEREIGN ISSUES 7.8%
--------------------------------------------------------------------------
Commonwealth of Canada
   6.500% due 05/30/2000                                2,500        2,534
Hydro Quebec
   7.620% due 04/02/2001                                1,000        1,038
   5.187% due 09/29/2049 (d)                            5,000        4,125
Republic of Argentina
   5.937% due 03/31/2005 (d)                            5,673        4,858
  12.110% due 04/10/2005 (d)                            3,000        2,775
United Mexican States
   6.250% due 06/27/2002 (d)                           10,000        9,534
                                                                  --------
Total Sovereign Issues                                              24,864
(Cost $26,066)                                                    ========

--------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 0.1%
--------------------------------------------------------------------------
Commonwealth of New Zealand
   4.500% due 02/15/2016                         N$       800          433
                                                                  --------
Total Foreign Currency-Denominated Issues                              433
(Cost $524)                                                       ========

--------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.1%
--------------------------------------------------------------------------
U.S. Treasury Note (OTC)
    6.375% due 08/15/2002
    Strike @ 98.187 Exp. 04/12/1999               $     1,100           60
    5.875% due 09/30/2002
    Strike @ 96.590 Exp. 05/24/1999                     4,500          247
    5.750% due 11/30/2002
    Strike @ 96.156 Exp. 05/17/1999                     1,100           61

    5.500% due 05/31/2003
    Strike @ 95.625 Exp. 05/17/1999                     1,500           80
                                                                  --------
Total Purchased Call Options                                           448
(Cost $475)                                                       ========

--------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 10.2%
--------------------------------------------------------------------------
Commercial Paper 8.7%
Coca-Cola Co.
   4.790% due 06/11/1999                                  600          594
IBM Corp.
   4.840% due 05/03/1999                               15,000       14,935
KFW International Finance, Inc.
   4.790% due 06/24/1999                               11,200       11,073
Shell Oil Co.
   4.790% due 06/04/1999                                  900          892
                                                                  --------
                                                                    27,494
                                                                  ========

Repurchase Agreements 0.9%
State Street Bank
    4.000% due 04/01/1999                               2,022        2,022
    (Dated 03/31/1999. Collateralized by U.S.
    Treasury Note 7.500% 10/31/1999 valued at
    $2,066,721. Repurchase proceeds are
    $2,022,225.)


Daiwa Securities
    4.920% due 04/01/1999                               1,000        1,000
    (Dated 03/31/1999. Collateralized by U.S.
    Treasury Bill 4.545% 09/23/1999 valued at
    $1,020,513. Repurchase proceeds are
    $1,000,137.)
                                                                  --------
                                                                     3,022
                                                                  ========
U.S. Treasury Bills (b)(e) 0.6%
   4.341% due 04/29/1999-06/24/1999                     1,945        1,932

Total Short-Term Instruments                                        32,448
(Cost $32,449)                                                    ========

Total Investments (a) 104.4%                                      $331,412
(Cost $331,553)

Other Assets and Liabilities (Net) (4.4%)                          (14,012)
                                                                  --------

Net Assets 100.0%                                                 $317,400
                                                                  ========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $331,572 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                    $  2,030

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                    (2,190)
                                                                  --------

Unrealized depreciation-net                                       $   (160)
                                                                  ========

(b) Securities with an aggregate market value of $1,932 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                Unrealized
                                              # of           Appreciation/
Type                                     Contracts          (Depreciation)
--------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/1998)              8                $      2
Eurodollar March Futures (03/2001)               8                       2
Eurodollar June Futures (06/2001)                8                       4
Eurodollar September Futures (09/2000)           8                       3
Eurodollar December Futures (12/2000)            3                     (65)
Government of Japan 10 Year Note (06/1999)     392                     (31)
U.S. Treasury 10 Year Note (06/1999)           270                    (174)
                                                                  --------
                                                                  $   (259)
                                                                  ========

(c) Foreign forward currency contracts outstanding at March 31, 1999:

                     Principal
                        Amount                                   Unrealized
                    Covered by       Settlement               Appreciation/
Type    Currency      Contract            Month              (Depreciation)
--------------------------------------------------------------------------

Buy           JY         7,500          04/1999                   $      1
Sell                    21,000          04/1999                         (5)
Sell          N$           763          05/1999                         (4)
                                                                  --------
                                                                  $     (8)
                                                                  ========

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount denoted in indicated currency:

           JY - Japanese Yen
           N$ - New Zealand Dollar

(g) Principal amount of the security is adjusted for inflation.


76  PIMCO Funds See accompanying notes

Schedule of Investments
Moderate Duration Fund
March 31, 1999 Principal

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 37.3%
--------------------------------------------------------------------------------
Banking & Finance 19.4%
Associates Corp. of North America
   5.104% due 08/27/2001 (d)             $              1,000        $    1,003
   6.875% due 06/20/2002                               20,000            20,515
   6.950% due 08/01/2002                                1,000             1,035
AT&T Capital Corp.
   6.490% due 05/17/1999                               10,000            10,011
Banc One Corp.
   7.250% due 08/01/2002                                  500               521
BankAmerica Corp.
   7.200% due 09/15/2002                                  100               104
   7.875% due 12/01/2002                                  100               106
Bear Stearns Co., Inc.
   5.230% due 08/29/2000 (d)                           21,000            21,031
   5.821% due 02/06/2001 (d)                            8,600             8,649
Beneficial Corp.
   9.220% due 06/15/1999                                1,000             1,008
   6.650% due 09/12/2002                                5,000             5,056
   6.575% due 12/16/2002                                5,440             5,487
Boeing Capital Services Corp.
   6.480% due 11/10/1999                               10,750            10,798
Bombardier Capital, Inc.
   6.000% due 01/15/2002                               10,000             9,951
Case Credit Corp.
   5.850% due 02/20/2001 (d)                           63,000            62,911
   5.157% due 08/01/2001 (d)                            4,750             4,667
Chase Manhattan Corp.
   5.500% due 02/15/2001                                1,000               997
Chrysler Financial Co. LLC
   5.850% due 01/26/2001                                5,000             5,028
   5.077% due 08/08/2002 (d)                            8,000             8,013
CIT Group, Inc.
   6.200% due 10/20/2000                               50,000            50,429
   5.875% due 06/18/2001                               10,000            10,037
Citicorp
   9.750% due 08/01/1999                                  100               101
   5.371% due 10/25/1999 (d)                            5,000             5,014
Credit Asset Receivable
   6.274% due 10/30/2003                               44,709            45,618
Ford Motor Credit Corp.
   7.500% due 11/15/1999                                  100               101
   5.280% due 03/21/2001 (d)                            3,000             3,006
   5.150% due 03/19/2002                                3,107             3,103
   6.520% due 08/12/2002                               13,000            13,272
General Motors Acceptance Corp.
   7.125% due 05/01/2001                               15,000            15,407
   5.020% due 09/19/2001 (d)                            5,000             4,996
   5.100% due 12/10/2001 (d)                            5,300             5,306
   5.095% due 04/29/2002 (d)                            2,000             1,996
   5.100% due 11/12/2002 (d)                           17,400            17,403
   5.875% due 01/22/2003                                  500               500
Goldman Sachs Group
   6.200% due 12/15/2000                                1,000             1,004
Great Western Financial
   8.600% due 02/01/2002                                4,000             4,263
Hitachi Credit America
   6.100% due 04/24/2001                               25,000            24,949
Household Finance Corp.
   6.490% due 04/09/2001                               20,000            20,308
   6.125% due 07/15/2002                               10,000            10,068
   7.625% due 01/15/2003                               10,849            11,444
Lehman Brothers Holdings, Inc.
   5.370% due 05/14/1999 (d)                            5,000             4,998
   7.625% due 07/15/1999 (d)                               50                50
   7.110% due 09/27/1999                                   45                45
   8.150% due 05/15/2000                               13,900            14,192
   4.990% due 08/11/2000 (d)                            7,900             7,871
   5.900% due 04/01/2002 (d)                            2,000             2,000
Merrill Lynch & Co.
   6.250% due 07/25/2000                                2,150             2,170
   6.000% due 01/15/2001                                1,336             1,343
   5.604% due 11/26/2001 (d)                          115,000           116,621
   5.348% due 02/08/2002 (d)                           25,000            24,985
   6.130% due 04/07/2003                                7,770             7,837
Morgan Stanley Group, Inc.
   5.070% due 04/15/1999                                5,000             5,001
New England Educational Loan Marketing
   5.104% due 11/30/1999 (d)                           20,000            20,040
Okobank
   6.510% due 10/29/2049 (d)                              750               749
PaineWebber
   7.000% due 03/01/2000                                   50                51
Pemex Finance Limited
   6.125% due 11/15/2003                               15,000            14,892
PNC Bank Corp.
   5.100% due 01/24/2002 (d)                           20,000            19,860
Rothmans Holdings
   6.500% due 05/06/2003                               14,000            13,704
Salomon, Inc.
   7.125% due 08/01/1999                                1,050             1,056
   7.750% due 05/15/2000                               19,000            19,441
   7.500% due 02/01/2003                                3,000             3,146
Salomon, Smith Barney Holdings
   7.875% due 10/01/1999                                  100               101
Security Pacific Corp.
  11.500% due 11/15/2000                                3,850             4,164
SGE Associates
   8.070% due 07/20/2000 (j)                            9,373             9,562
Toyota Motor Credit Corp.
   4.659% due 02/15/2002 (d)                           11,600            11,163
Transamerica Financial Corp.
   6.125% due 11/01/2001                                5,000             5,040
Travelers Group, Inc.
   7.300% due 05/15/2002                               15,000            15,549
Wells Fargo Co.
   6.750% due 05/12/2000                                1,000             1,014
                                                                     ----------
                                                                        751,861
                                                                     ==========
Industrials 10.1%
AK Steel Corp.
  10.750% due 04/01/2004                               10,650            11,079
Allied Waste North America
   7.375% due 01/01/2004                                5,000             4,875
American Home Products Corp.
   7.700% due 02/15/2000                                  100               102
AMR Corp.
   9.750% due 03/15/2000                                5,000             5,174
   9.910% due 03/01/2001                                2,500             2,669
   9.440% due 05/15/2001                                5,000             5,318
   9.125% due 10/24/2001                                1,000             1,066
Building Materials Corp.
   0.000% due 07/01/2004 (i)                            4,700             4,853
Century Communications Corp.
   0.000% due 03/15/2003                                5,250             3,793
Container Corp. of America
  11.250% due 05/01/2004                                2,500             2,650
Delta Air Lines
   9.800% due 12/16/2000                                  250               263
   8.500% due 09/15/2001                                  205               216
  10.430% due 01/02/2011                                  850             1,053
Federal-Mogul Corp.
   7.500% due 07/01/2004                               28,600            28,684
Ford Motor Co.
   9.000% due 09/15/2001                                  500               537
Fred Meyer, Inc.
   7.150% due 03/01/2003                               10,500            10,794
Hertz Corp.
   6.625% due 07/15/2000                                  100               101
IBM Corp.
   6.375% due 06/15/2000                                  100               101
ISP Holdings, Inc.
   9.750% due 02/15/2002                                3,000             3,105
J Seagram & Sons
   6.250% due 12/15/2001                               52,000            52,263
Langdell
   9.978% due 07/30/1999 (d)                            5,000             5,031


                                   1999 Annual Report See accompanying notes  77

Low Duration Fund
March 31, 1999
                                                   Principal
                                                      Amount          Value
                                                      (000s)         (000s)
---------------------------------------------------------------------------
Nabisco, Inc.
   6.000% due 02/15/2001 (d)                    $     20,000   $     20,012
Noranda, Inc.
   5.750% due 08/18/2000 (d)                           1,000          1,009
Occidental Petroleum
  10.125% due 11/15/2001                               5,000          5,412
   6.400% due 04/01/2003                              15,945         15,776
Petroleos Mexicanos
   9.857% due 07/15/2005 (d)                           5,000          4,656
Philip Morris Cos., Inc.
   9.000% due 01/01/2001                               7,000          7,365
   7.500% due 01/15/2002                                 200            209
RJR Nabisco
   8.000% due 07/15/2001                              10,135         10,408
   8.625% due 12/01/2002                               4,500          4,679
Stater Brothers Holdings
  11.000% due 03/01/2001                               3,875          3,972
TCI Communications, Inc.
   5.700% due 03/11/2003 (d)                           3,000          3,068
Tenet Healthcare Corp.
   7.875% due 01/15/2003                               4,300          4,295
   8.625% due 12/01/2003                               1,700          1,740
Time Warner, Inc.
   4.900% due 07/29/1999                               3,000          2,994
   7.975% due 08/15/2004                              21,247         22,984
   8.110% due 08/15/2006                              42,495         47,017
   8.180% due 08/15/2007                              42,495         47,727
Xerox Capital
   5.875% due 06/01/2000                               3,000          3,013
Yorkshire Power
   6.154% due 02/25/2003                              40,000         39,857
                                                               ------------
                                                                    389,920
                                                               ============

Utilities 7.8%
Central Maine Power Co.
   5.263% due 07/30/1999 (d)                          10,000         10,008
   6.463% due 11/01/1999 (d)                          18,200         18,291
   6.380% due 02/24/2000                              10,000         10,073
Cleveland Electric Illuminating Co.
   9.300% due 07/26/1999                               1,500          1,517
   8.550% due 11/15/2001                               2,075          2,183
   7.850% due 07/30/2002                               3,500          3,646
CMS Energy
   7.375% due 11/15/2000                              15,150         15,299
   8.125% due 05/15/2002                               1,750          1,799
   7.625% due 11/15/2004                              14,500         14,718
Connecticut Light & Power
   7.875% due 06/01/2001                                 500            511
   7.750% due 06/01/2002                              11,700         12,127
   8.590% due 06/05/2003                              10,000          9,934
Consolidated Natural Gas Co.
   8.750% due 06/01/1999                                 400            402
Flag Limited
   8.250% due 01/30/2008                               2,000          1,940
Illinois Power Co.
   6.250% due 07/15/2002                              10,000         10,038
   6.000% due 09/15/2003                              12,500         12,509
Long Island Lighting Co.
   7.300% due 07/15/1999                               4,500          4,522
Louisiana Power & Light Co.
   7.740% due 07/01/2002                              10,500         10,685
MCI Worldcom, Inc.
   8.875% due 01/15/2006                               5,170          5,570
New Centuries Energies
   5.860% due 05/28/2000                              12,100         12,078
New Orleans Public Service
   8.000% due 03/01/2006                                 400            412
Niagara Mohawk Power
   7.000% due 10/01/2000                              27,400         27,682
   7.125% due 07/01/2001                               2,000          2,033
   7.250% due 10/01/2002                              21,300         21,697
   9.500% due 03/01/2021                               1,725          1,830
North Atlantic Energy
   9.050% due 06/01/2002                               4,930          5,086
Public Service Enterprise Group, Inc.
   5.750% due 11/22/2000(d)                           10,000         10,007
Puget Sound Energy, Inc.
   6.500% due 09/14/1999                               2,000          2,011
Southwestern Bell Communication Capital Corp.
   6.125% due 03/12/2001                               2,000          2,017
Texas Utilities Co.
   6.750% due 04/01/2003                               3,875          4,011
Union Electric Co.
   8.000% due 12/15/2022                               1,000          1,077
US West, Inc.
   5.650% due 11/01/2004                               4,250          4,201
Western Massachusetts Electric
   7.375% due 07/01/2001                               5,250          5,314
   7.750% due 12/01/2002                              10,300         10,508
WorldCom, Inc.
   6.125% due 08/15/2001                              45,000         45,448
                                                               ------------
                                                                    301,184
                                                               ------------
Total Corporate Bonds & Notes                                     1,442,965
(Cost $1,426,940)                                              ============

---------------------------------------------------------------------------
 MUNICIPAL BONDS & NOTES 0.3%
---------------------------------------------------------------------------
New York City Refunding Bonds, Series 1998 B
   5.900% due 08/01/2000                              13,000         13,108
                                                               ------------
Total Municipal Bonds & Notes                                        13,108
(Cost $12,997)                                                 ============

---------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.6%
---------------------------------------------------------------------------
Federal Home Loan Bank
   4.350% due 04/19/1999 (d)                           3,000          2,998
Small Business Administration
   7.000% due 01/25/2013 (d)                             273            281
   6.500% due 02/25/2014 (d)                             849            868
Student Loan Marketing Assn
   5.684% due 06/30/2000 (d)                          46,000         45,917
   5.098% due 04/25/2006 (d)                           4,441          4,426
   5.178% due 04/25/2007 (d)                          45,374         45,381
                                                               ------------
Total U.S. Government Agencies                                       99,871
(Cost $99,900)                                                 ============

---------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 4.4%
---------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (h)(k)                       95,400         94,804
   3.625% due 01/15/2008 (h)                           7,627          7,453
   3.875% due 01/15/2009 (h)(k)                       12,522         12,486
U.S. Treasury Notes
   5.375% due 07/31/2000 (k)                          55,000         55,293
                                                               ------------
Total U.S. Treasury Obligations                                     170,036
(Cost $169,795)                                                ============

---------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 63.4%
---------------------------------------------------------------------------
Collateralized Mortgage Obligations 16.2%
American Southwest Financial
   5.500% due 06/02/1999                               2,334          2,314
Asset Securitization Corp.
   7.320% due 01/13/2030                                 116            122
Chase Commercial Mortgage Securities Corp.
   7.600% due 12/18/2005                                 233            248
   6.900% due 09/19/2006                                 135            140
Chase Mortgage Finance Corp.
  10.000% due 11/25/2009                                 525            538
   6.204% due 04/25/2025 (d)                           5,236          5,311
Citicorp Mortgage Securities, Inc.
   9.500% due 10/25/2015                                 131            131
Collateralized Mortgage Obligation Trust
   6.062% due 01/20/2003 (d)                              13             13
   9.500% due 06/25/2020                                 413            422
Countrywide Funding Corp.
   6.000% due 01/25/2035 (d)                           5,910          5,923



78  PIMCO Funds See accompanying notes

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
Countrywide Home Loans
   6.250% due 07/25/2009                             $    1,400      $    1,407
   6.900% due 12/25/2027                                 18,168          18,033
   6.750% due 06/25/2028                                 15,103          14,390
   6.050% due 04/25/2029                                 56,626          55,875
Criimi Mae Financial Corp.
   7.000% due 01/01/2033                                 10,029          10,174
CS First Boston Mortgage Securities Corp.
   6.400% due 02/17/2004                                    163             165
   6.520% due 07/17/2007                                    145             147
Dime Savings
   7.050% due 11/01/2018 (d)                              2,285           2,097
DLJ Mortgage Acceptance Corp.
  11.000% due 08/01/2019                                  1,114           1,232
   8.365% due 05/25/2024 (d)                              1,802           1,832
   6.850% due 12/17/2027                                    165             166
Enterprise Mortgage Acceptance Co.
   6.110% due 07/15/2003                                    144             141
Federal Home Loan Mortgage Corp.
   6.000% due 07/15/2006                                  3,200           3,213
  10.000% due 09/15/2009                                      9               9
   6.375% due 08/15/2011                                  6,120           6,156
   6.500% due 08/15/2011                                 22,726          22,788
  12.500% due 09/30/2013                                    809             886
   6.250% due 07/15/2014                                  3,072           3,079
  11.000% due 11/30/2015                                  6,744           7,459
  10.000% due 07/15/2019                                    373             403
   9.000% due 11/15/2019                                  1,284           1,326
   8.000% due 04/15/2020                                    430             432
   7.500% due 04/15/2020                                  2,900           2,927
  10.000% due 05/15/2020                                    256             270
   9.000% due 12/15/2020                                  4,964           5,167
   7.500% due 12/15/2020                                  2,000           2,033
   9.500% due 01/15/2021                                  1,633           1,725
   8.000% due 04/15/2021                                  1,793           1,847
   9.000% due 05/15/2021                                    320             334
   7.500% due 01/20/2024                                 10,826          10,955
Federal National Mortgage Assn.
   8.950% due 05/25/2003                                     58              60
   9.400% due 07/25/2003                                     97             101
   9.000% due 07/25/2003                                    442             454
   6.875% due 06/25/2009                                  2,407           2,427
   5.750% due 04/25/2016                                    167             167
   9.300% due 05/25/2019                                      1               1
   8.750% due 05/25/2019                                     70              71
   9.000% due 07/25/2019                                    200             202
   9.500% due 03/25/2020                                  3,211           3,540
   9.500% due 05/25/2020                                  1,450           1,590
   9.000% due 03/25/2021                                  5,050           5,343
   9.000% due 04/25/2021                                    173             182
   8.000% due 03/25/2022                                     83              85
   7.100% due 12/25/2023                                  6,769           6,878
   5.000% due 01/25/2024                                    239             237
   8.500% due 04/01/2025                                  4,635           4,878
   6.464% due 02/01/2028 (d)                              9,464           9,715
First Plus Home Loan Trust
   6.060% due 09/10/2011                                    500             502
Fleet Mortgage
   7.200% due 10/25/2023                                    198             200
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                                  4,582           4,626
   6.500% due 02/25/2024                                     18              18
Glendale Federal Savings & Loan
   6.305% due 03/25/2030 (d)                              1,658           1,680
Greenwich
   8.733% due 11/25/2024 (d)                                923             932
Homestead Mortgage Acceptance Corp.
  11.450% due 09/01/2015                                    874             931
Independent National Mortgage Corp.
   8.107% due 11/25/2024 (d)                              1,646           1,677
J.P. Morgan Commercial Mortgage Finance Corp.
   7.069% due 09/15/2029                                    185             194
   6.373% due 01/15/2030                                    147             149
LB Commercial Conduit Mortgage Trust
   6.330% due 11/18/2004                                    144             145
Lehman Large Loan
   6.790% due 06/12/2004                                    165             170
Mellon Residential Funding Corp.
   6.400% due 06/26/2028                                  2,661           2,677
Merrill Lynch Mortgage Investors, Inc.
   6.310% due 11/15/2026                                    265             267
Morgan Stanley Capital
   6.860% due 07/15/2005                                    130             130
   7.227% due 01/16/2006                                    230             240
   6.220% due 06/03/2030                                    230             232
Mortgage Capital Funding, Inc.
   6.325% due 10/18/2007                                 23,843          24,117
Nomura Asset Securities Corp.
   6.625% due01/25/2009                                   1,974           1,986
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                                 18,196          18,076
   7.000% due 01/25/2028                                 42,677          43,050
Norwest Mortgage
  12.375% due 01/01/2014                                    155             160
  12.500% due 02/01/2014                                    438             468
  12.250% due 04/01/2014                                    255             237
PNC Mortgage Securities Corp.
   6.500% due 02/25/2028                                 11,969          12,055
   6.750% due 05/25/2028                                  7,149           7,195
Prudential Bache
   5.941% due 09/01/2018 (d)                                 32              32
   8.400% due 03/20/2021                                  5,175           5,331
Prudential Home Mortgage Securities
   7.500% due 10/25/2007                                    878             899
   7.000% due 11/25/2007                                     56              56
   7.000% due 01/25/2008                                 10,000          10,126
   7.000% due 06/25/2023                                  3,014           3,028
   6.050% due 04/25/2024                                    267             267
   6.000% due 05/25/2024                                     28              28
Resecuritization Mortgage Trust
   5.189% due 04/26/2021 (d)                             21,748          21,299
Residential Accredit Loans, Inc.
   6.500% due 02/25/2029                                 31,201          31,152
Residential Funding Mortgage Securities, Inc.
   6.500% due 06/25/2008                                  2,006           2,014
   6.500% due 04/25/2009                                     66              66
   5.913% due 07/01/2019 (d)                                998             973
   7.036% due 09/01/2019 (d)                                141             140
   7.250% due 10/25/2027                                 19,500          19,771
Resolution Trust Corp.
   6.786% due 09/25/2019 (d)                              1,335           1,325
   5.977% due 01/25/2021 (d)                                160             159
   8.625% due 10/25/2021                                 16,777          16,732
   7.006% due 10/25/2021 (d)                                142             141
   6.948% due 10/25/2021 (d)                                812             810
   6.900% due 02/25/2027                                  4,911           4,629
   6.134% due 09/27/2027 (d)                              1,926           1,896
   9.000% due 09/25/2028                                    197             198
   7.482% due 10/25/2028 (d)                                121             126
RMF Commercial Mortgage Securities, Inc.
   6.715% due 01/15/2019                                    235             238
Ryland Acceptance Corp.
   9.450% due 10/01/2016                                    145             144
   8.000% due 03/01/2018                                  2,403           2,450
Salomon Brothers Mortgage Securities
   6.974% due 12/25/2017 (d)                              2,133           2,135
   9.504% due 10/25/2018 (d)                                944             980
   7.518% due 03/25/2024 (d)                              2,058           2,099
Sears Mortgage
   7.572% due 08/25/2023 (d)                                335             343
Securitized Asset Sales, Inc.
   6.750% due 08/25/2025                                  4,547           4,556
Shearson Lehman
   9.600% due 03/25/2021                                    558             557
Structured Asset Mortgage Investments, Inc.
   6.125% due 11/25/2013                                 40,058          39,459
   8.992% due 06/25/2029                                 12,939          13,566
   6.580% due 06/25/2029 (d)                             32,620          32,997
   6.750% due 05/02/2030                                  5,000           4,972



                                   1999 Annual Report See accompanying notes  79

Low Duration Fund
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
Structured Asset Notes Transactions Limited
   6.650% due 08/30/2005                            $   26,153       $   25,892
Structured Asset Securities Corp.
   5.439% due 10/25/2028 (d)                             4,601            4,609
TMA Mortgage Funding Trust
   5.319% due 01/25/2029 (d)                            16,700           16,695
Union Planters Mortgage Finance Corp.
   6.450% due 01/25/2028                                 6,000            6,007
                                                                     ----------
                                                                        628,772
                                                                     ==========

Federal Home Loan Mortgage Corporation 15.6%
   4.750% due 06/01/2001                                     8                8
   5.500% due 04/01/2007-05/15/2029 (g)                 30,001           28,285
   5.750% due 01/15/2008                                 7,096            7,114
   5.900% due 01/01/2017-06/01/2017 (d)(g)                 585              588
   5.905% due 09/01/2015-06/01/2030 (d)(g)               3,859            3,872
   5.928% due 01/01/2020(d)                                660              663
   5.941% due 02/01/2015-08/01/2019 (d)(g)               2,024            2,031
   5.955% due 05/01/2017 (d)                               177              177
   5.985% due 02/01/2016 (d)                                90               90
   6.000% due 03/01/2011-05/17/2029 (d)(g)             319,098          310,218
   6.012% due 01/01/2030-12/01/2030 (d)(g)               3,428            3,446
   6.031% due 10/01/2030 (d)                               359              361
   6.125% due 01/01/2020 (d)                               234              236
   6.132% due 11/01/2014 (d)                                62               62
   6.500% due 04/01/2000-05/17/2029 (g)                 82,896           82,706
   6.750% due 03/01/2017 (d)                               267              269
   6.778% due 03/01/2024 (d)                               130              134
   6.991% due 01/01/2024 (d)                             1,266            1,302
   6.999% due 01/01/2024 (d)                             2,593            2,660
   7.021% due 11/01/2022 (d)                             2,094            2,149
   7.046% due 02/01/2020 (d)                             3,105            3,182
   7.299% due 06/01/2024 (d)                               958              986
   7.484% due 11/01/2023 (d)                             1,056            1,082
   7.496% due 07/01/2018 (d)                               536              549
   7.500% due 09/01/2006                                   110              112
   7.567% due 10/01/2023 (d)                             1,561            1,584
   7.591% due 12/01/2022 (d)                             1,107            1,123
   7.619% due 09/01/2023 (d)                               401              408
   8.000% due 07/01/2006-06/01/2027 (g)                121,316          126,452
   8.250% due 10/01/2007-11/01/2007 (g)                     39               40
   8.500% due 07/01/2001-11/01/2025 (g)                 20,273           21,353
   8.750% due 02/01/2001-04/01/2002 (g)                     43               44
   9.000% due 05/01/2002-07/01/2004 (g)                     56               58
   9.250% due 07/01/2001                                     4                4
   9.500% due 03/01/2001-12/01/2004 (g)                     90               93
   9.750% due 03/01/2001-11/01/2008 (g)                    895              941
  10.000% due 04/01/2001-04/01/2015 (g)                     16               16
  10.500% due 07/01/2000-02/01/2016 (g)                     67               70
  10.750% due 10/01/2000-08/01/2011 (g)                    423              454
  11.500% due 10/01/2015                                     2                2
  11.750% due 11/01/2010-08/01/2015 (g)                     15               16
  14.000% due 09/01/2012-04/01/2016 (g)                     13               14
  14.500% due 12/01/2010                                     5                6
  15.000% due 08/01/2011-12/01/2011 (g)                      4                5
  15.500% due 11/01/2011                                     0                1
                                                                     ----------
                                                                        604,966
                                                                     ==========

Federal Housing Administration 0.4%
   6.950% due 04/01/2014                                 2,207            2,113
   7.400% due 02/01/2019                                   129              134
   7.421% due 11/01/2019                                   701              725
   7.430% due 10/01/2019-12/01/2021 (g)                 11,618           12,073
                                                                     ----------
                                                                         15,045
                                                                     ==========

Federal National Mortgage Association 9.6%
   5.538% due 04/25/2022 (d)                               289              292
   5.858% due 06/01/2021 (d)                                79               79
   5.889% due 08/01/2029 (d)                               802              807
   5.905% due 04/01/2019-05/01/2031 (d)(g)              12,159           12,255
   5.910% due 06/01/2014 (d)                               307              310
   5.916% due 05/01/2036 (d)                             1,377            1,386
   5.940% due 11/01/2016-04/26/2029 (d)(g)               7,464            7,521
   5.941% due 11/01/2018-10/01/2028 (d)(g)               9,852            9,911
   5.942% due 01/01/2027-04/01/2028 (d)(g)               1,175            1,181
   5.944% due 07/01/2024 (d)                             1,373            1,384
   5.948% due 02/01/2024 (d)                             1,021            1,029
   5.987% due 06/01/2024 (d)                                49               49
   5.999% due 07/01/2020 (d)                               901              909
   6.000% due 05/01/2011-12/25/2020 (g)                    507              507
   6.012% due 07/01/2014 (d)                             1,165            1,172
   6.042% due 04/01/2018 (d)                             7,470            7,522
   6.050% due 08/01/2023 (d)                             1,127            1,133
   6.331% due 07/01/2017 (d)                               724              742
   6.500% due 06/01/2008-01/25/2024 (g)                 39,160           38,042
   6.505% due 01/01/2021 (d)                               590              597
   6.602% due 11/01/2017 (d)                               421              426
   6.724% due 11/01/2018 (d)                               240              246
   6.909% due 01/01/2024 (d)                                63               65
   6.923% due 01/01/2024 (d)                             3,082            3,164
   7.000% due 04/01/2002-09/01/2007 (g)                    180              183
   7.016% due 04/01/2024 (d)                             2,953            3,032
   7.478% due 07/01/2023 (d)                             2,029            2,088
   7.500% due 04/01/2024-05/01/2024 (g)                 12,058           12,420
   7.998% due 10/01/2024 (d)                             5,625            5,785
   8.000% due 03/01/2004-12/01/2025 (g)                  8,989            9,390
   8.500% due 03/01/2008-08/01/2026 (g)                232,874          244,943
  10.000% due 02/01/2004-06/01/2019 (g)                  1,748            1,865
  10.500% due 06/01/2005-11/01/2005 (g)                    239              250
  11.000% due 09/01/2000                                     8                8
  11.250% due 12/01/2010-10/01/2015 (g)                    175              191
  11.750% due 02/01/2016                                    38               42
  12.000% due 01/01/2015-10/01/2015 (g)                     10               10
  12.750% due 03/01/2014-11/01/2014 (g)                     74               83
  13.000% due 07/01/2015                                     8                9
  13.250% due 09/01/2011                                    18               21
  13.500% due 04/01/2014                                     3                4
  14.500% due 08/01/2014                                    41               46
  15.500% due 10/01/2012-12/01/2012 (g)                     73               85
  15.750% due 12/01/2011                                    37               44
  16.000% due 09/01/2012-12/01/2012 (g)                     21               23
                                                                     ----------
                                                                        371,251
                                                                     ==========

Government National Mortgage Association 20.1%
   6.125% due 10/20/2023-10/20/2025 (d)(g)              64,128           65,092
   6.500% due 05/15/2023-05/24/2029 (d)(g)             317,706          316,099
   6.550% due 11/15/2013                                    21               21
   6.625% due 08/20/2022-07/20/2027 (d)(g)             111,688          113,335
   6.875% due 04/20/2016-05/20/2027 (d)(g)              58,470           59,303
   6.880% due 06/20/2027(d)                              4,233            4,290
   7.000% due 03/15/2011-04/15/2026 (g)                 78,522           80,017
   7.500% due 02/15/2022-01/15/2027 (g)                 97,005          100,156
   8.000% due 07/15/2004-05/15/2025 (g)                 36,530           38,466
   8.500% due 04/15/2022                                    15               16
   9.750% due 07/15/2013-02/15/2020 (g)                    964            1,050
  11.250% due 10/15/2000                                     3                3
  11.750% due 07/15/2013-08/15/2015 (g)                    100              110
  12.000% due 06/20/2015                                    16               18
  12.250% due 01/15/2014-03/15/2014 (g)                    276              311
  13.000% due 10/15/2013                                     6                7
  13.500% due 05/15/2011-11/15/2012 (g)                     29               33
  16.000% due 12/15/2011-04/15/2012 (g)                     38               46
                                                                     ----------
                                                                        778,373
                                                                     ==========

Other Mortgage-Backed Securities 1.0%
First Boston Mortgage Securities Corp.
   8.300% due 08/20/2009                                   150              151
Glendale Federal Savings & Loan
  11.000% due 03/01/2010                                    20               21
Goldman Sachs Mortgage Securities Corp.
   7.750% due 05/19/2027                                13,409           13,895
Great Western Savings & Loan
   5.960% due 12/01/2017 (d)                               417              413
Home Savings of America
   5.641% due 05/25/2027 (d)                             1,607            1,570
   5.682% due 09/25/2028 (d)                             1,180            1,175



80  PIMCO Funds See accompanying notes

                                               Principal
                                                  Amount                  Value
                                                  (000s)                 (000s)
--------------------------------------------------------------------------------
Imperial Savings & Loan
   8.850% due 07/25/2017 (d)                  $       44             $       44
   9.900% due 02/25/2018                             528                    540
MDC Mortgage Funding
   8.268% due 01/25/2025 (d)                         440                    458
Resolution Trust Corp.
   7.068% due 05/25/2019 (d)                       4,252                  4,255
   7.300% due 08/25/2019 (d)                       4,387                  4,389
  10.279% due 08/25/2021 (d)                         657                    668
   9.500% due 05/25/2024                             114                    113
   5.887% due 10/25/2028 (d)                       2,488                  2,518
   7.035% due 05/25/2029 (d)                       2,733                  2,781
Salomon Brothers Mortgage Securities
  11.500% due 09/01/2015                             582                    612
   7.581% due 12/25/2017 (d)                         228                    224
Sears Mortgage
  12.000% due 02/25/2014                              91                     91
   7.217% due 10/25/2022 (d)                       2,964                  2,997
Western Federal Savings & Loan
   6.386% due 06/25/2018 (d)                           2                      2
   6.512% due 11/25/2018 (d)                         109                    109
  10.069% due 02/01/2020 (d)(j)                       42                     42
                                                                     ----------
                                                                         37,068
                                                                     ==========

Stripped Mortgage-Backed Securities 0.5%
Federal Home Loan Mortgage Corp. (IO)
   6.250% due 09/15/2004                           1,154                     18
   6.000% due 02/15/2006                           1,442                     81
   9.982% due 07/15/2006                              34                    274
  10.195% due 08/15/2006                              10                    104
  11.944% due 12/15/2006                              23                    292
   6.000% due 10/15/2007                           1,460                     90
   6.000% due 02/15/2008                           4,395                    303
   6.500% due 08/25/2013                             537                      4
   7.000% due 08/15/2018                           7,321                    801
   7.500% due 12/15/2018                           1,582                     52
   7.000% due 04/15/2019                           1,727                    103
   6.500% due 05/15/2019                           8,601                    772
   6.500% due 06/15/2019                           7,345                    503
  10.496% due 04/15/2021                              19                    344
   6.500% due 04/15/2022                           5,390                    592
   7.000% due 05/15/2023                             532                     77
   4.000% due 01/15/2024                          20,919                  4,943
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/2005                           1,062                     40
   7.272% due 09/25/2006                              52                    602
   6.000% due 02/25/2008                           5,756                    410
 256.000% due 11/01/2008                              34                    160
   6.500% due 03/25/2009                           7,490                    850
   0.100% due 03/25/2009 (d)                      24,961                    505
   6.500% due 03/25/2009                           2,720                    312
   8.815% due 06/25/2016                              28                    108
   9.987% due 12/25/2018                               5                     15
   7.500% due 03/25/2019                           4,880                    341
   6.500% due 05/25/2019                          10,000                  1,415
   6.500% due 04/25/2020                          15,299                  1,305
   7.000% due 05/25/2021                           8,348                    822
   8.598% due 02/25/2022                              35                    530
   6.500% due 03/25/2023                           5,953                    751
   4.875% due 03/25/2024 (d)                       9,627                    408
Federal National Mortgage Assn. (PO)
   0.000% due 07/25/2022                           1,485                  1,451
   0.000% due 09/25/2022                              46                     41
Prudential Home Mortgage Securities (IO)
   0.300% due 04/25/2009 (d)                      69,776                    378
Resolution Trust Corp. (PO)
   0.000% due 09/25/2000                             388                    389
                                                                     ----------
                                                                         20,186
                                                                     ----------
Total Mortgage-Backed Securities                                      2,455,661
(Cost $2,448,484)                                                    ==========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 1.9%
--------------------------------------------------------------------------------
Capital Asset Research Funding LP
   6.400% due 12/15/2004                             122                    122
Citicorp Mortgage Securities, Inc.
   6.750% due 05/25/2028                           6,266                  6,227
CMC Securities Corporation IV
   7.250% due 11/25/2027                           8,884                  9,081
Contimortgage Home Equity Loan Trust
   5.116% due 04/15/2028 (d)                       1,024                  1,020
Delta Air Lines Equipment Trust
  10.430% due 01/02/2011                             960                  1,189
Empire Funding Home Loan Owner Trust
   6.590% due 05/25/2014                          30,000                 30,097
IMC Home Equity Loan Trust
   5.152% due 10/20/2027 (d)                      11,006                 10,989
Stone Container Corp.
   8.500% due 04/01/2000 (d)                       6,566                  6,590
   8.520% due 10/01/2003 (d)                       5,000                  5,013
United Air Lines Equipment Trust
  10.850% due 02/19/2015                           1,500                  1,878
                                                                      ---------
Total Asset-Backed Securities                                            72,206
(Cost $71,983)                                                        =========

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 3.7%
--------------------------------------------------------------------------------
Hydro Quebec
   9.000% due 03/07/2001                          10,000                 10,597
Korea Development Bank
   7.125% due 09/17/2001                           5,000                  4,921
Nacional Financiera
  10.625% due 11/22/2001                           7,500                  7,774
Petroleos Mexicanos
   9.375% due 12/02/2008                           1,500                  1,538
Province of Quebec
   5.563% due 10/26/2001 (d)                         250                    248
   7.125% due 02/09/2024                             200                    209
Republic of Argentina
   5.288% due 04/01/2000 (d)                         616                    486
  14.250% due 11/30/2002 (d)                       3,000                  2,904
   5.937% due 03/31/2005 (d)                      48,825                 41,809
  12.110% due 04/10/2005 (d)                       5,000                  4,625
Republic of Korea
   7.562% due 04/07/1999 (d)                      40,000                 40,010
   7.813% due 04/08/2000 (d)                       8,500                  8,489
Republic of Philippines
   6.000% due 12/01/2007                           3,000                  2,522
United Mexican States
   5.820% due 06/28/2001                          10,500                 10,147
   6.250% due 06/27/2002 (d)                       9,000                  8,438
                                                                     ----------
Total Sovereign Issues                                                  144,717
(Cost $147,590)                                                      ==========

--------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.1%
--------------------------------------------------------------------------------
Commonwealth of Canada
   8.750% due 12/01/2005                 C$        1,150                    920
   4.250% due 12/01/2026                          52,096                 35,100
United Mexican States
   8.750% due 05/30/2002                 BP        3,000                  4,709
                                                                     ----------
Total Foreign Currency-Denominated Issues                                40,729
(Cost $45,820)                                                       ==========

--------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
   4.750% due 02/15/2004
   Strike @ 98.609 Exp. 08/20/1999        $       45,000                    505
                                                                     ----------
Total Purchased Call Options                                                505
(Cost $480)                                                          ==========



                                   1999 Annual Report See accompanying notes  81

Low Duration Fund
March 31, 1999
                                                                          Value
                                                                         (000s)

--------------------------------------------------------------------------------
 PREFERRED STOCK 2.1%
--------------------------------------------------------------------------------
                                                        Shares
Home Ownership Funding
 133.310% due 01/02/2000                                     3      $     2,745
Rhone-Poulenc SA
   2.031% due 01/02/2000                                    13              338
SI Financing Trust
   2.375% due 01/02/2000                                   807           21,375
TCI Communications, Inc.
   2.500% due 01/02/2000                                   800           21,658
   2.430% due 01/02/2000                                   225            6,151
   2.180% due 01/02/2000                                 1,170           30,569
                                                                    -----------
Total Preferred Stock                                                    82,836
(Cost $83,777)                                                      ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.9%
--------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreements 1.8%
State Street Bank
    4.000% due 04/01/1999                            $   4,926            4,926
    (Dated 03/31/1999. Collateralized by U.S.
    Treasury Note 7.500% 10/31/1999 valued at
    $5,028,149.
    Repurchase proceeds are $4,926,547.)

Daiwa Securities
    4.920% due 04/01/1999                               64,000           64,000
    (Dated 03/31/1999. Collateralized by U.S.
    Treasury Note 8.375% 08/15/2008 valued at
    $21,700,072 and U.S. Treasury Bill 4.545%
    09/23/1999 valued at $43,715,721.
    Repurchase proceeds are $64,008,747.)
                                                                    -----------
                                                                         68,926
                                                                    ===========
U.S. Treasury Bills (b)(g) 0.1%
    4.383% due 05/13/1999-06/24/1999                     4,805            4,761
                                                                    -----------

Total Short-Term Instruments                            73,731           73,687
(Cost $73,687)                                                      ===========

Total Investments (a) 118.7%                                        $ 4,596,321
(Cost $4,581,453)

Written Options (c) (0.0%)                                               (1,862)
(Premiums $1,830)

Other Assets and Liabilities (Net) (18.7%)                             (723,212)
                                                                    -----------

Net Assets 100.0%                                                   $ 3,871,247
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $4,584,759 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $    36,300

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (24,738)
                                                                    -----------

Unrealized appreciation-net                                         $    11,562
                                                                    ===========
(b) Securities with an aggregate market value of
$4,761 have been segregated with the custodian to
cover margin requirements for the following open
futures contracts at March 31, 1999:
                                                                      Unrealized
                                                          # of     Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                         330      $      (439)
Eurodollar December Futures (12/1999)                      330             (431)
Eurodollar December Futures (12/2000)                    1,380              542
United Kingdom 90 Day LIBOR (03/2000)                      314               14
United Kingdom 90 Day LIBOR (06/2000)                      686             (190)
                                                                    ------------
                                                                    $      (504)
                                                                    ------------

(c) Premiums received on written options:

Type                                         Par       Premium            Value
--------------------------------------------------------------------------------

Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 99.81 Exp. 08/20/1999       $ 45,000      $    260      $       293
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.05 Exp. 08/20/1999         45,000           193              275
Put - CME Eurodollar December Futures
    Strike @ 94.25 Exp. 12/13/1999       500,000           200              169
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999      2,000,000         1,177            1,125
                                                      -------------------------
                                                      $  1,830      $     1,862
                                                      =========================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                              Principal
                                 Amount
                             Covered by          Settlement           Unrealized
Type        Currency           Contract               Month       (Depreciation)
--------------------------------------------------------------------------------
 Sell             BP              6,183             08/1999         $       (70)
 Sell             C$             55,662             04/1999                (196)
                                                                    ------------
                                                                    $      (266)
                                                                    ============

(f) Principal amount denoted in indicated currency:

           BP  -  British Pound
           C$  -  Canadian Dollar

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Subject to a financing transaction.



82  PIMCO Funds See accompanying notes

Schedule of Investments
Low Duration Fund II
March 31, 1999

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 33.7%
--------------------------------------------------------------------------------
Banking & Finance 26.8%
Associates Corp. of North America
   6.750% due 07/15/2001                            $      20,000    $   20,497
Banponce Corp.
   6.880% due 06/16/2000                                    2,390         2,413
Bear Stearns Co., Inc.
   5.100% due 08/25/2000(d)                                10,000        10,002
CIT Group, Inc.
   6.200% due 10/20/2000                                   15,000        15,128
Ford Motor Credit Corp.
   4.550% due 08/14/2000(d)                                13,000        13,043
General Motors Acceptance Corp.
   7.125% due 05/01/2001                                    4,000         4,108
   6.625% due 01/10/2002                                    4,000         4,081
   5.875% due 01/22/2003                                    4,000         4,000
   7.625% due 05/05/2003                                    1,100         1,167
Goldman Sachs Group
   5.151% due 01/25/2001(d)                                10,000        10,024
Hitachi Credit America
   6.100% due 04/24/2001                                   20,000        19,959
Household Finance Corp.
   6.700% due 06/15/2002                                    2,525         2,585
Lehman Brothers Holdings, Inc.
   5.900% due 04/01/2002(d)                                10,000        10,000
                                                                     -----------
                                                                        117,007
                                                                     ===========
Industrials 5.7%
Philip Morris Cos., Inc.
   9.000% due 01/01/2001                                    4,316         4,541
Sears Roebuck Acceptance
   6.720% due 10/23/2002                                   20,000        20,485
                                                                     -----------
                                                                         25,026
                                                                     ===========
Utilities 1.2%
Pennsylvania Electric Co.
   7.430% due 07/15/2002                                    5,000         5,013
                                                                     -----------
Total Corporate Bonds & Notes                                           147,046
(Cost $146,616)                                                      ===========

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.1%
--------------------------------------------------------------------------------
Federal National Mortgage Association
   7.500% due 02/11/2002                                     175            185
Student Loan Marketing Assn.
   5.178% due 04/25/2007(d)                                9,075          9,076
                                                                     -----------
Total U.S. Government Agencies                                            9,261
(Cost $9,256)                                                        ===========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 0.7%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 01/15/2008(f)                                1,119          1,093
   3.875% due 01/15/2009  (e)(f)                           1,903          1,898
                                                                     -----------
Total U.S. Treasury Obligations                                           2,991
(Cost $3,000)                                                        ===========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 81.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 25.2%
American Southwest Financial
   7.500% due 10/01/2018                                     779            787
Citicorp Mortgage Securities, Inc.
   9.500% due 10/25/2015                                      98             98
CMC Securities Corp.
   7.440% due 04/25/2025(d)                                2,316          2,324
Countrywide Home Loans
   7.500% due 09/25/2027                                  20,000         20,524
Criimi Mae Financial Corp.
   7.000% due 01/01/2033                                  12,940         13,128
DLJ Mortgage Acceptance Corp.
   8.365% due 05/25/2024(d)                                  910            925
Federal Home Loan Mortgage Corp.
  12.900% due 05/01/2014                                     218            256
   9.250% due 10/25/2018                                     100            106
Federal National Mortgage Assn.
   8.000% due 11/25/2023                                   5,815          6,086
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                                   4,582          4,626
Kidder Peabody Acceptance Corp.
   7.150% due 04/25/2025                                     306            306
Lomas & Nettleton
  12.000% due 03/17/2014                                     140            148
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                                   2,456          2,440
   7.000% due 01/25/2028                                   8,863          8,940
Residential Funding Mortgage Securities, Inc.
   7.500% due 10/25/2022                                     999          1,027
   7.250% due 08/25/2027                                  16,000         16,300
Resolution Trust Corp.
   6.948% due 10/25/2021(d)                                  203            202
   7.482% due 10/25/2028(d)                                3,880          4,025
Ryland Acceptance Corp.
  14.000% due 11/25/2031                                     107            119
Salomon Brothers Mortgage Securities
   6.899% due 11/25/2022(d)                                1,581          1,613
Structured Asset Mortgage Investments, Inc.
   6.750% due 05/02/2030                                  10,000          9,944
Structured Asset Securities Corp.
   5.439% due 10/25/2028(d)                                3,067          3,073
Union Planters Mortgage Finance Corp.
   6.600% due 01/25/2028                                  13,000         13,110
                                                                     -----------
                                                                        110,107
                                                                     ===========
Federal Home Loan Mortgage Corporation 12.7%
   6.000% due 05/15/2022-05/17/2029(c)                    20,970         20,488
   6.500% due 07/15/2017-05/17/2029(c)                    24,953         24,839
   7.657% due 07/01/2023(d)                                  651            654
   8.000% due 07/01/2024-12/01/2025(c)                     8,546          8,911
   8.500% due 06/01/2009-06/01/2025(c)                       687            723
  10.500% due 09/01/2015-12/01/2018(c)                        65             70
                                                                     -----------
                                                                         55,685
                                                                     ===========
Federal Housing Administration 6.6%
   7.200% due 05/01/2009                                   1,969          1,982
   7.430% due 07/01/2024                                  25,810         26,673
                                                                     -----------
                                                                         28,655
                                                                     ===========
Federal National Mortgage Association 14.3%
   5.858% due 02/01/2021(d)                                  290            292
   5.889% due 08/01/2029(d)                                2,030          2,041
   5.900% due 01/01/2017-07/01/2017(c)(d)                  1,722          1,737
   5.905% due 08/01/2020-05/01/2036(c)(d)                 11,430         11,516
   5.906% due 05/01/2036(d)                                1,701          1,712
   5.916% due 05/01/2036(d)                                5,638          5,676
   5.934% due 08/01/2029(d)                                1,753          1,762
   5.940% due 07/01/2014-06/01/2026(c)(d)                  1,567          1,578
   5.941% due 01/01/2027-08/01/2028(c)(d)                  6,881          6,918
   5.944% due 10/01/2032(d)                                4,099          4,122
   5.950% due 05/01/2036(d)                                4,269          4,298
   6.150% due 09/25/2016-01/01/2017(c)(d)                  7,630          7,653
   6.192% due 12/01/2028(d)                                  826            831
   6.643% due 01/01/2024(d)                                1,122          1,135
   8.500% due 06/01/2024-06/01/2026(c)                     9,453          9,944
  10.500% due 05/01/2012                                   1,045          1,155
                                                                     -----------
                                                                         62,370
                                                                     ===========
Government National Mortgage Association 22.1%
   6.125% due 10/20/2025(d)                               13,754         13,947
   6.500% due 08/15/2023-05/24/2029(c)(d)                 24,137         24,019
   6.625% due 07/20/2023(d)                                9,413          9,576
   6.875% due 04/20/2022-05/20/2027(c)(d)                 20,292         20,636
   7.000% due 03/15/2022-04/22/2029(c)                    19,890         20,236
   7.500% due 02/15/2022-03/15/2024(c)                     6,079          6,279
   8.000% due 03/15/2023-10/15/2025(c)                     1,259          1,313
   9.000% due 07/20/2016-12/20/2017(c)                       689            737
                                                                     -----------
                                                                         96,743
                                                                     ===========


                                   1999 Annual Report See accompanying notes  83

Low Duration Fund II
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------

Other Mortgage-Backed Securities 0.5%
Guardian
   7.765% due 07/25/2019(d)                         $          100   $       98
Resolution Trust Corp.
   7.068% due 05/25/2019(d)                                    924          925
Sears Mortgage
   6.500% due 03/25/2017                                        52           52
   7.217% due 10/25/2022(d)                                  1,235        1,249
                                                                     -----------
                                                                          2,324
                                                                     -----------
Total Mortgage-Backed Securities                                        355,884
(Cost $354,353)                                                      ===========

--------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.3%
--------------------------------------------------------------------------------

U.S. Treasury Note (OTC)
   5.500% due 05/31/2000
    Strike @ 97.063 Exp. 04/12/1999                         30,000        1,070
   6.375% due 08/15/2002
    Strike @ 98.188 Exp. 04/12/1999                            500           27
   5.875% due 09/30/2002
    Strike @ 96.594 Exp. 05/24/1999                          2,100          115
   5.750% due 11/30/2002
    Strike @ 96.156 Exp. 05/17/1999                            500           28
   5.500% due 05/31/2003
    Strike @ 95.625 Exp. 05/17/1999                            700           37
                                                                     -----------
Total Purchased Call Options                                              1,277
(Cost $1,379)                                                        ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.8%
--------------------------------------------------------------------------------

Commercial Paper 0.9%
IBM Corp.
   4.840% due 05/03/1999                                     1,400        1,394
Shell Oil Co.
   4.790% due 06/04/1999                                     2,600        2,578
                                                                     -----------
                                                                          3,972
                                                                     ===========
Repurchase Agreements 0.8%
State Street Bank
    4.000% due 04/01/1999                                    1,469        1,469
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 7.750% 11/30/1999 valued at $1,499,548.
    Repurchase proceeds are $1,469,163.)

Daiwa Securities
    4.920% due 04/01/1999                                    2,000        2,000
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Bill 4.545% 09/23/1999 valued at $2,042,004.
    Repurchase proceeds are $2,000,273.)                             -----------
                                                                          3,469
                                                                     ===========
U.S. Treasury Bills (b)(c) 0.1%
    4.330% due 05/13/1999-06/24/1999                           505          501
                                                                     -----------
Total Short-Term Instruments                                              7,942
(Cost $7,942)                                                        ===========

Total Investments (a) 120.0%                                         $   524,401
(Cost $522,546)

Other Assets and Liabilities (Net) (20.0%)                              (87,344)
                                                                     -----------

Net Assets 100.0%                                                    $   437,057
                                                                     ===========

--------------------------------------------------------------------------------

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $522,546 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                $2,631

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (776)
                                                                     -----------
Unrealized appreciation-net                                              $1,855
                                                                     ===========
(b) Securities with an aggregate market value of $501 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                            # of     Unrealized
Type                                                   Contracts   Appreciation
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2001)                           110            $43
Eurodollar June Futures (06/2001)                            110             40
Eurodollar December Futures (12/2000)                        110             43
                                                                    ------------
                                                                           $126
                                                                    ============

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Subject to a financing transaction.

(f) Principal amount of the security is adjusted for inflation.


84  PIMCO Funds See accompanying notes

Schedule of Investments
Low Duration Fund III
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 28.6%
--------------------------------------------------------------------------------
Banking & Finance 13.4%
BankAmerica Corp.                                   $        1,000   $    1,058
   8.125% due 02/01/2002
General Motors Acceptance Corp.                              1,000        1,001
   5.160% due 01/08/2002(b)
Goldman Sachs Group                                            500          502
   6.200% due 12/15/2000                                       665          665
   5.400% due 02/19/2002(b)
Salomon, Inc.
   7.750% due 05/15/2000                                       325          333
                                                                     -----------
                                                                          3,559
                                                                     ===========
Industrials 9.5%
Hertz Corp.
   6.625% due 07/15/2000                                     1,000        1,010
ITT Corp.
   6.250% due 11/15/2000                                       500          487
Marlin Water Trust
   7.090% due 12/15/2001                                     1,000        1,014
                                                                     -----------
                                                                          2,511
                                                                     ===========
Utilities 5.7%
Commonwealth Edison
   5.060% due 06/15/2002(b)                                    500          501
Niagara Mohawk Power
   7.125% due 07/01/2001                                     1,000        1,017
                                                                     -----------
                                                                          1,518
Total Corporate Bonds & Notes                                        -----------
(Cost $7,552)                                                             7,588
                                                                     ===========

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.5%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
   5.038% due 10/25/2005(b)                                    656          654
                                                                     -----------
Total U.S. Government Agencies                                              654
(Cost $654)                                                          ===========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 3.8%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 01/15/2008(d)                                    406          397
   3.875% due 01/15/2009(d)                                    600          598
                                                                     -----------
Total U.S. Treasury Obligations                                             995
(Cost $998)                                                          ===========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 73.5%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 9.9%
Independent National Mortgage Corp.
   7.250% due 11/25/2010                                     1,000        1,018
Norwest Asset Securities Corp.
   7.000% due 01/25/2028                                       591          596
Prudential Home Mortgage Securities
   7.500% due 08/25/2024                                     1,000        1,027
                                                                     -----------
                                                                          2,641
                                                                     ===========
Federal Home Loan Mortgage Corporation 0.8%
   8.750% due 10/01/2001                                       205          212
Federal Housing Administration 17.7%
   7.375% due 03/25/2022                                     2,000        2,045
   7.430% due 07/01/2024                                     2,573        2,659
                                                                     -----------
                                                                          4,704
                                                                     ===========
Federal National Mortgage Association 19.0%
   5.858% due 02/01/2021(b)                                     95           95
   6.130% due 09/01/2016-03/01/2027(b)(c)                    1,894        1,908
   6.131% due 08/01/2020(b)                                     98           99
   6.150% due 06/01/2017(b)                                    753          760
   6.160% due 10/01/2016-02/01/2017(b)(c)                      913          921
   6.170% due 01/01/2023(b)                                    151          152
   8.500% due 03/01/2025-05/01/2025(c)                       1,056        1,110
                                                                     -----------
                                                                          5,045
                                                                     ===========
Government National Mortgage Association 26.1%
   6.500% due 05/24/2029(b)                                  2,700        2,045
   6.880% due 06/20/2027(b)                                  1,050        1.064
   8.500% due 10/20/2026-06/20/2027 (c)                      3,022        3,170
                                                                          6,919
                                                                     -----------
Total Mortgage-Backed Securities                                         19,521
(Cost $19,440)                                                       ===========

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 3.5%
--------------------------------------------------------------------------------
United Mexican States
   6.250% due 06/27/2002(b)                                  1,000          938
                                                                     -----------
Total Sovereign Issues                                                      938
(Cost $984)                                                          ===========

--------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
   5.875% due 09/30/2002
   Strike @ 96.590 Exp. 05/24/1999                             200           11
                                                                     -----------
Total Purchased Call Options                                                 11
(Cost $12                                                            ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.8%
--------------------------------------------------------------------------------
Commercial Paper 4.5%
General Electric Capital Corp.
   4.850% due 04/26/1999                                       400          399
General Motors Acceptance Corp.
   4.790% due 04/08/1999                                       200          200
KFW International Finance, Inc.
   4.830% due 04/06/1999                                       300          300
Shell Oil Co.
   4.790% due 06/04/1999                                       300          297
                                                                     -----------
                                                                          1,196
                                                                     ===========
Repurchase Agreement 1.2%
State Street Bank
   4.000% due 04/01/1999                                       316          316
    (Dated 03/31/1999. Collateralized by U.S. Treasury               -----------
    Note 5.500% 01/31/2003 valued at $326,400.
    Repurchase proceeds are $316,035.)

U.S. Treasury Bills (c) 0.1%
   4.370% due 05/27/1999-06/24/1999                             30           30
                                                                     -----------
Total Short-Term Instruments                                              1,542
(Cost $1,542)                                                        ===========

Total Investments (a) 117.7%                                             31,249
(Cost $31,182)

Other Assets and Liabilities (Net) (17.7%)                               (4,694)
                                                                     -----------

Net Assets 100.0%                                                        26,555
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $31,182 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $      125

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (58)
                                                                     -----------
Unrealized appreciation-net                                          $       67
                                                                     ===========

(b) Variable rate security. The rate listed is as of March 31, 1999.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of the security is adjusted for inflation.


                                   1999 Annual Report See accompanying notes  85

Schedule of Investments
Short-Term Fund
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 26.8%
--------------------------------------------------------------------------------
Banking & Finance 13.6%
BankBoston Corp.
   6.125% due 03/15/2002                            $        1,000   $    1,008
Bankers Trust Corp.
   5.100% due 05/11/2003(d)                                 11,000       11,054
Capital One Bank
   6.740% due 05/31/1999                                       875          876
Caterpillar Financial Service Corp.
   4.220% due 04/01/1999(d)                                  2,000        2,000
Dean Witter Discover
   5.222% due 02/13/2001(d)                                  5,000        4,992
Donaldson, Lufkin & Jenrette
   5.688% due 05/25/2026(d)                                    437          437
Ford Motor Credit Corp.
   5.104% due 08/27/2001(d)                                  3,000        2,995
   5.150% due 03/19/2002                                     4,295        4,290
General Motors Acceptance Corp.
   8.400% due 10/15/1999                                     2,450        2,488
   5.160% due 01/08/2002(d)                                  1,000        1,001
   5.100% due 08/18/2003(d)                                 16,575       16,498
Goldman Sachs Group
   5.030% due 07/31/2000(d)                                  8,000        8,018
Heller Financial, Inc.
   5.211% due 04/22/2002(d)                                 15,000       15,008
Lehman Brothers, Inc.
   4.590% due 09/01/1999(d)                                  3,000        2,989
   4.990% due 08/11/2000(d)                                  3,000        2,989
Mid-Amercian Funding LLC
   5.850% due 03/01/2001                                     1,000        1,002
Nacional Finaciers Trust
   8.356% due 03/31/1999(d)                                     11           11
Residential Funding
   7.254% due 12/01/2018(d)                                  1,394        1,423
Salomon, Smith Barney Holdings
   3.650% due 02/14/2002                                     3,108        3,028
                                                                     -----------
                                                                         82,107
                                                                     ===========
Industrials 8.1%
Amerco, Inc.
   6.890% due 10/15/2000                                     5,000        4,903
Champion International Corp.
   7.700% due 12/15/1999                                    10,000       10,145
COFIRI International, Inc.
   5.267% due 10/27/2000(d)                                  2,000        1,994
ITT Corp.
   6.250% due 11/15/2000                                     3,000        2,924
Maytag Corp.
   8.875% due 07/15/1999                                       500          505
Occidental Petroleum
   7.650% due 12/01/1999                                     5,000        5,046
Pepsi Bottling Group, Inc.
   5.250% due 03/06/2000(d)                                 20,000       19,992
Time Warner, Inc.
   6.100% due 12/30/2001                                     3,000        3,016
                                                                     -----------
                                                                         48,525
                                                                     ===========
Utilities 5.1%
Central Maine Power Co.
   6.500% due 06/14/2000                                     7,800        7,790
Niagara Mohawk Power
   9.990% due 05/11/2004                                     1,500        1,518
Pennsylvania Power & Light
   6.000% due 06/01/2000                                    19,000       19,126
System Energy Resources
   7.625% due 04/01/1999                                     2,500        2,500
                                                                     -----------
                                                                         30,934
                                                                     -----------
Total Corporate Bonds & Notes                                           161,566
(Cost $161,427)                                                      ===========

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.8%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
   5.070% due 04/25/2004(d)                                  2,965        2,935
   5.178% due 04/25/2007(d)                                 13,612       13,614
                                                                     -----------
Total U.S. Government Agencies                                           16,549
(Cost $16,574)                                                       ===========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 1.5%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002(f)                                  5,129        5,097
   3.625% due 01/15/2008(f)(g)                               1,119        1,093
   3.875% due 01/15/2009(f)(g)                               1,903        1,898
U.S. Treasury Notes
   5.750% due 10/31/2000                                     1,000        1,011
                                                                     -----------
Total U.S. Treasury Obligations                                           9,099
(Cost $9,124)                                                        ===========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 45.8%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 29.9%
CMC Securities Corp.
   7.500% due 02/25/2023                                     7,337        7,410
Dime Savings
   7.050% due 11/01/2018(d)                                    356          327
Donaldson, Lufkin & Jenrette
   6.510% due 10/17/2020(d)                                    850          875
   7.790% due 09/01/2021(d)                                     47           47
   6.946% due 06/25/2022(d)                                    301          303
   7.488% due 05/25/2023(d)                                    281          284
Federal Home Loan Mortgage Corp.
   6.210% due 02/25/2000                                     3,553        3,557
   6.000% due 03/15/2005                                     2,128        2,136
   6.000% due 02/15/2007                                     1,375        1,382
   6.500% due 10/25/2014                                     8,264        8,252
   5.750% due 10/15/2016                                       154          155
Federal National Mortgage Assn.
   6.500% due 10/18/2006                                     1,171        1,174
   6.000% due 02/25/2008                                     1,893        1,889
   5.358% due 07/25/2008(d)                                  1,782        1,767
   5.800% due 08/25/2015                                       720          719
   6.000% due 08/18/2016                                    47,726       47,872
   6.500% due 11/25/2017                                     8,337        8,337
   5.875% due 03/25/2018                                       212          213
   7.000% due 05/25/2018                                     5,901        5,917
   5.850% due 05/25/2019                                     2,612        2,609
   6.000% due 06/25/2020                                       417          416
   6.000% due 08/25/2020                                     3,686        3,686
   5.000% due 02/25/2022                                       248          244
   6.500% due 09/18/2023                                     2,943        2,964
   9.011% due 06/25/2032                                    13,657       14,906
First Plus Home Loan Trust
   6.060% due 09/10/2011                                     5,000        5,021
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                                     9,164        9,251
Greenwich
   7.634% due 04/25/2022(d)                                    128          131
   6.818% due 10/25/2022(d)                                     91           92
Housing Securities, Inc.
   6.000% due 02/25/2008                                     3,012        3,018
Independent National Mortgage Corp.
   7.250% due 11/25/2010                                     4,000        4,072
Prudential Bache
   5.941% due 09/01/2018(d)                                     31           30
Prudential Home Mortgage Securities
   6.950% due 11/25/2022                                       233          231
Resolution Trust Corp.
   6.733% due 06/25/2024(d)                                    354          353
Structured Asset Mortgage Investments, Inc.
   6.125% due 11/25/2013                                    20,033       19,733
Structured Asset Securities Corp.
   7.000% due 01/20/2021                                     3,102        3,120
   5.439% due 10/25/2028(d)                                  3,067        3,073
Structured Mortgage Asset Residential Trust
   6.500% due 08/25/2021                                       164          164
TMA Mortgage Funding Trust
   5.319% due 01/25/2029                                    14,300       14,296
                                                                     -----------
                                                                        180,026
                                                                     ===========
Federal Home Loan Mortgage Corporation 1.1%
   6.250% due 10/15/2016                                       827          826
   7.500% due 11/01/2001                                     5,408        5,508
                                                                     -----------
                                                                          6,334
                                                                     ===========
Federal National Mortgage Association 4.9%
   6.000% due 12/18/2014                                    11,071       11,076
   6.150% due 09/25/2016                                    10,163       10,186


86  PIMCO Funds See accompanying notes

Schedule of Investments
Short-Term Fund
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
   8.000% due 06/01/2027                            $        5,301   $     5,518
   8.500% due 01/01/2026                                     2,714         2,856
                                                                     -----------
                                                                          29,636
                                                                     ===========
Government National Mortgage Association 9.5%
   6.125% due 11/20/2026(d)                                 19,957        20,242
   6.625% due 09/20/2023-08/20/2027 (d)(e)                  11,783        11,987
   6.875% due 02/20/2024-04/20/2025(d)(e)                   15,256        15,490
   8.500% due 06/20/2027                                     9,368         9,823
                                                                     -----------
                                                                          57,542
                                                                     ===========
Other Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn.
   1.000% due 06/25/2023                                        26            26
First Nationwide Trust
   6.798% due 10/25/2018(d)                                     13            13
Resolution Trust Corp.
   6.609% due 05/25/2029(d)                                    787           785
                                                                     -----------
                                                                             824
                                                                     ===========
Stripped Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 06/15/2019                                     6,973           697
Federal National Mortgage Assn. (IO)
   7.000% due 07/25/2006                                     2,083           191
   6.500% due 12/25/2006                                     4,610           253
   6.500% due 06/25/2017                                     2,401           147
   6.500% due 10/25/2023                                     2,095           285
                                                                           1,573
                                                                     -----------
Total Mortgage-Backed Securities                                         275,935
(Cost $275,240)                                                      ===========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 4.9%
--------------------------------------------------------------------------------
Banc One Auto Grantor Trust
   6.290% due 07/20/2004                                     4,362         4,410
Community Trust Bancorp, Inc.
   6.500% due 09/15/2003                                     1,985         1,997
Empire Funding Home Loan Owner Trust
   7.160% due 05/25/2012                                    13,046        13,159
Starwood Hotels & Resorts Worldwide, Inc.
   8.687% due 02/23/2003(d)                                 10,000        10,000
                                                                     -----------
Total Asset-Backed Securities                                             29,566
(Cost $29,454)                                                       ===========

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 3.6%
--------------------------------------------------------------------------------
Air Canada
   5.613% due 07/31/2005(d)                                  2,000         1,824
Korean Export-Import Bank
   6.500% due 05/15/2000                                     2,170         2,138
Republic of Argentina
   7.700% due 08/15/1999(d)                                  5,240         5,253
   5.937% due 03/31/2005(d)                                  4,724         4,046
United Mexican States
   6.250% due 06/27/2002(d)                                  9,000         8,580
                                                                     -----------
Total Sovereign Issues                                                    21,841
(Cost $22,162)                                                       ===========

--------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 1.6%
--------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior, S.N.C.
   8.750% due 09/28/2000                           BP        3,000         4,863
Commonwealth of Canada
   4.250% due 12/01/2026                           C$        2,292         1,544
Commonwealth of New Zealand
   4.500% due 02/15/2016                           N$        5,400         2,926
                                                                     -----------
Total Foreign Currency-Denominated Issues                                  9,333
(Cost $10,040)                                                       ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 12.4%
--------------------------------------------------------------------------------
Commercial Paper 10.2%
Abbott Laboratories
   4.820% due 04/12/1999                                    12,000       11,982
American Express
   4.840% due 04/06/1999                                     2,400        2,398
Coca-Cola Co.
   4.770% due 04/08/1999                                     1,900        1,898
   4.780% due 06/21/1999                                     8,600        8,507
Florida Power Corp.
   4.840% due 04/21/1999                                       800           798
Ford Motor Credit Corp.
   4.800% due 04/08/1999                                     6,200         6,194
General Motors Acceptance Corp.
   4.810% due 04/06/1999                                     5,000         4,997
KFW International Finance, Inc.
   4.830% due 04/06/1999                                     2,500         2,498
   4.770% due 04/06/1999                                     3,400         3,398
   4.790% due 06/24/1999                                    10,500        10,383
National Rural Utilities Cooperative
   4.780% due 04/22/1999                                     1,600         1,596
   4.820% due 06/10/1999                                       100            99
   4.820% due 06/11/1999                                     5,600         5,546
Proctor & Gamble Co.
   4.780% due 04/28/1999                                       900           897
                                                                     -----------
                                                                          61,191
                                                                     ===========
Repurchase Agreements 2.2%
State Street Bank
    4.000% due 04/01/1999                                    8,396         8,396
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 5.500% 05/31/2000 valued at $8,568,914.
    Repurchase proceeds are $8,396,933.)
Daiwa Securities
    4.920% due 04/01/1999                                    5,000         5,000
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 8.375% 08/15/2008 valued at $5,120,991.
    Repurchase proceeds are $5,000,683.)                             -----------
                                                                          13,396
U.S. Treasury Bills 0.0%
   4.310% due 05/27/1999                                        10            10
                                                                     -----------

Total Short-Term Instruments                                              74,597
(Cost $74,598)                                                       ===========

Total Investments (a) 99.4%                                          $   598,486
(Cost $598,619)

Other Assets and Liabilities (Net) 0.6%                                    3,502

Net Assets 100.0%                                                    $   601,988
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $598,164 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $     2,142

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,820)
                                                                     -----------
Unrealized appreciation-net                                          $       322
                                                                     ===========

(b) Foreign forward currency contracts outstanding at March 31, 1999:

                     Principal
                        Amount                                        Unrealized
                    Covered by       Settlement                    Appreciation/
Type    Currency      Contract            Month                   (Depreciation)
--------------------------------------------------------------------------------
Sell          BP         3,090          04/1999                      $      (18)
Sell          C$         2,390          04/1999                              (8)
Sell          N$         5,023          04/1999                              20
Sell                       381          05/1999                              (2)
                                                                     -----------
                                                                     $       (8)
                                                                     ===========

(c) Principal amount denoted in indicated currency:
       BP - British Pound
       C$ - Canadian Dollar
       N$ - New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to a financing transaction.


                                   1999 Annual Report See accompanying notes  87

Schedule of Investments
Money Market Fund
March 31,1999


                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 90.6%
--------------------------------------------------------------------------------
Commercial Paper 69.2%
Abbott Laboratories
   4.810% due 04/13/1999                            $       11,000   $   10,982
Albertson's, Inc
   4.830% due 04/08/1999                                    20,500       20,481
Anheuser Busch Cos., Inc.
   4.810% due 04/22/1999                                    20,000       19,944
Archer-Daniels-Midland Co.
   4.830% due 05/17/1999                                     5,000        4,969
AT&T Capital Corp.
   4.820% due 04/22/1999                                    20,000       19,944
Campbell Soup Co.
   4.830% due 05/06/1999                                    12,000       11,944
   4.800% due 09/21/1999                                    10,000        9,769
Canadian Wheat Board
   4.780% due 05/14/1999                                     5,000        4,971
Commonwealth Bank of Australia
   4.850% due 04/06/1999                                     6,500        6,496
E.I. Du Pont de Nemours
   4.830% due 05/10/1999                                       500          498
   4.840% due 06/08/1999                                    12,000       11,890
Eastman Kodak Co.
   4.790% due 04/09/1999                                       700          699
   4.780% due 04/22/1999                                    12,000       11,966
Ford Motor Credit Corp.
   4.850% due 05/03/1999                                    11,000       10,952
General Electric Capital Corp.
   4.860% due 06/15/1999                                    10,000        9,899
   4.800% due 07/29/1999                                    12,000       11,810
Goldman Sachs Group
   4.850% due 04/14/1999                                    20,000       19,965
GTE Funding, Inc.
   4.820% due 04/08/1999                                     6,400        6,394
IBM Corp.
   4.860% due 08/24/1999                                    10,000        9,804
   4.820% due 04/29/1999                                    12,330       12,284
Monsanto Co.
   4.860% due 05/05/1999                                    10,854       10,804
   4.820% due 05/10/1999                                     2,500        2,487
   4.750% due 07/23/1999                                     8,000        7,881
Motorola, Inc.
   4.800% due 05/28/1999                                    11,500       11,413
National Australia Funding
   4.770% due 05/12/1999                                    11,500       11,438
National Rural Utilities Cooperative
   4.830% due 07/08/1999                                     8,250        8,142
Nike, Inc.
   4.850% due 04/29/1999                                       561          559
Oesterreich Kontrollbank
   4.810% due 09/22/1999                                    12,000       11,721
Proctor & Gamble Co.
   4.800% due 04/19/1999                                     2,100        2,095
   4.740% due 04/21/1999                                     6,000        5,984
   4.810% due 06/18/1999                                    10,000        9,896
Province of British Colombia
   4.820% due 05/13/1999                                     3,800        3,779
   4.820% due 08/18/1999                                     7,500        7,360
Shell Oil Co.
   4.810% due 04/29/1999                                    21,500       21,419
St. Paul Cos., Inc.
   4.830% due 04/23/1999                                     2,675        2,667
USAA Capital Corp.
   4.830% due 04/22/1999                                     8,800        8,775
   4.810% due 06/14/1999                                    10,000        9,901
Xerox Corp.
   4.820% due 04/14/1999                                    10,490       10,472
                                                                     -----------
                                                                        371,949
                                                                     ===========
Repurchase Agreements 21.4%
State Street Bank
    4.000% due 04/01/1999                                    1,616        1,616
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 7.500% 10/31/1999 valued at $1,653,377.
    Repurchase proceeds are $1,616,180.)

Merrill Lynch
    4.850% due 04/01/1999                                  113,500      113,500
    (Dated 03/31/1999. Collateralized by Cash Management
    Bill 4.887% 04/19/1999 valued at $115,766,368.
    Repurchase proceeds are $113,515,291.)                           -----------
                                                                        115,116
                                                                     -----------
Total Short-Term Instruments                                            487,065
(Cost $487,065)                                                      ===========

Total Investments 90.6%                                              $  487,065
(Cost $487,065)

Other Assets and Liabilities (Net) 9.4%                                  50,825
                                                                     -----------
Net Assets 100.0%                                                    $  537,890
                                                                     ===========




88  PIMCO Funds See accompanying notes

Schedule of Investments
Long-Term U.S. Government Fund
March 31,1999
                                                         Principal
                                                            Amount         Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 0.7%
--------------------------------------------------------------------------------
Merita Bank
   6.500% due 04/01/2009                            $        2,000   $    1,988
                                                                     -----------
Ttal Corporate Bonds & Notes                                              1,988
(Cost $1,999)                                                        ===========

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.0%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
   5.684% due 06/30/2000(d)                         $        1,000   $      998
   4.975% due 07/25/2004(d)                                  1,838        1,820
   5.098% due 04/25/2006(d)                                  2,106        2,099
   5.208% due 01/25/2007(d)                                    853          853
                                                                     -----------
Total U.S. Government Agencies                                            5,770
(Cost $5,779)                                                        ===========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 72.5%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002(f)(g)                              15,900       15,801
U.S. Treasury Bonds
   9.250% due 02/15/2016(g)                                  4,200        5,711
   8.125% due 08/15/2019(g)                                 19,500       24,558
   8.500% due 02/15/2020                                    16,400       21,458
   8.125% due 05/15/2021(g)                                  4,000        5,083
   8.125% due 08/15/2021                                    26,200       33,282
   8.000% due 11/15/2021(g)                                 29,100       36,602
   7.500% due 11/15/2024                                     1,300        1,573
   6.875% due 08/15/2025                                       150          170
   6.500% due 11/15/2026(g)                                 32,200       34,867
   6.625% due 02/15/2027                                       750          826
U.S. Treasury Notes
   7.500% due 11/15/2001(g)                                 22,800       24,118
                                                                     -----------
Total U.S. Treasury Obligations                                         204,049
(Cost $209,818)                                                      ===========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 73.0%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 35.6%
Bear Stearns Mortgage Securities, Inc.
   7.100% due 06/25/2024                                       385          387
California Federal Bank
   6.390% due 08/25/2030(d)                                    953          960
Chase Mortgage Finance Corp.
   6.204% due 04/25/2025(d)                                  3,413        3,462
CMC Securities Corp.
   6.000% due 02/25/2009                                     2,769        2,773
   6.150% due 05/25/2028                                     3,000        3,008
Federal Home Loan Mortgage Corp.
   7.000% due 07/01/2002                                     1,965        2,005
   7.500% due 06/01/2004                                        80           82
   7.500% due 07/01/2004                                       757          776
   7.500% due 08/01/2004                                       112          114
   7.500% due 09/01/2004                                       286          293
   9.500% due 01/15/2005                                        64           66
   6.000% due 03/15/2007                                       102          102
   5.500% due 05/15/2007                                        72           72
   8.000% due 02/15/2015                                       377          402
   6.500% due 05/12/2017                                     2,498        2,504
   4.250% due 12/15/2021                                       541          509
   7.000% due 07/15/2022                                       999        1,001
   7.000% due 05/15/2023                                       210          212
   6.500% due 05/15/2023                                       223          216
   7.000% due 08/15/2023                                       301          294
   7.000% due 09/15/2023                                       734          744
   5.910% due 10/25/2023                                     2,053        2,055
   6.500% due 11/15/2023                                       373          342
   6.000% due 11/15/2023                                       894          827
   6.500% due 11/15/2023                                       247          237
   6.500% due 11/25/2023                                       254          240
   6.500% due 12/15/2023                                       853          812
   7.000% due 01/15/2024                                        57           58
   6.500% due 02/15/2024                                       108          103
   6.500% due 03/15/2024                                       848          815
   8.000% due 12/15/2024                                     1,000        1,035
Federal Housing Administration
   7.430% due 11/01/2023                                     1,527        1,602
   7.430% due 01/01/2024                                       403          422
Federal National Mortgage Assn.
   7.500% due 04/25/1999                                       205          204
   7.500% due 02/01/2004                                       517          530
   7.500% due 03/01/2004                                       381          391
   7.500% due 04/01/2004                                       527          541
   7.500% due 05/01/2004                                       669          687
   7.500% due 06/01/2004                                       747          766
   7.500% due 07/01/2004                                       525          539
   7.500% due 08/01/2004                                     1,562        1,602
   7.500% due 09/01/2004                                       288          296
   7.500% due 10/01/2004                                       349          358
   5.750% due 06/25/2006                                       348          348
   5.600% due 07/25/2006                                       315          315
   7.000% due 03/25/2013                                       274          274
   6.250% due 12/25/2013                                        72           70
   6.000% due 09/25/2016                                     1,378        1,380
   5.750% due 12/25/2016                                       152          152
   6.650% due 01/24/2017                                       303          304
   8.750% due 08/25/2020                                        69           70
   8.000% due 03/25/2022                                        21           21
   7.000% due 04/25/2022                                       792          778
   7.000% due 06/25/2022                                       381          368
   7.000% due 10/25/2022                                     1,077        1,052
   7.800% due 10/25/2022                                       691          712
   6.900% due 05/25/2023                                       287          285
   7.000% due 05/25/2023                                     1,109        1,095
   7.000% due 06/25/2023                                       478          474
   6.000% due 08/25/2023                                        47           43
   4.500% due 10/25/2023                                       184          119
   6.500% due 11/25/2023                                     2,000        1,931
   7.000% due 12/25/2023                                     1,443        1,452
   6.500% due 12/25/2023                                       182          168
   6.500% due 01/25/2024                                       190          182
   6.000% due 05/17/2027                                     2,500        2,343
   7.000% due 05/18/2027                                     1,441        1,377
   8.500% due 06/01/2027                                     1,873        1,971
   9.000% due 06/01/2027                                     2,178        2,324
   6.464% due 02/01/2028(d)                                    706          725
First Boston Mortgage Securities Corp.
   7.300% due 07/25/2023                                     1,340        1,366
First Plus Home Loan Trust
   5.970% due 11/10/2010                                     2,000        2,003
GE Capital Mortgage Services, Inc.
   9.000% due 09/25/2023                                       737          759
   6.500% due 10/25/2023                                     3,000        2,877
   7.500% due 07/25/2026                                     4,786        4,917
Headlands Mortgage Securities, Inc.
   6.500% due 10/25/2028                                     4,366        3,934
Independent National Mortgage Corp.
   7.978% due 01/25/2025(d)                                    164          167
Merrill Lynch Mortgage Investors, Inc.
   6.050% due 10/15/2008                                     3,114        3,111
Norwest Asset Securities Corp.
   6.750% due 10/25/2028                                       995          990
PHH Mortgage Services Corp.
   6.730% due 06/18/2011                                    12,000       12,030
PNC Mortgage Securities Corp.
   7.000% due 02/25/2028                                     1,483        1,499
   6.750% due 04/25/2028                                     3,000        3,013
Prudential Home Mortgage Securities
   6.950% due 09/25/2023                                        63           61
   6.500% due 01/25/2024                                     1,273        1,156
Residential Funding Mortgage Securities, Inc.
   7.793% due 03/25/2025(d)                                    124          128
   7.750% due 09/25/2026                                     1,100        1,125
   7.500% due 04/25/2027                                     1,962        2,011
Resolution Trust Corp.
   6.000% due 09/25/2029                                     2,273        2,287
Vendee Mortgage Trust
   6.500% due 06/15/2024                                     2,041        1,959
                                                                     -----------
                                                                        100,170
Federal Home Loan Mortgage Corporation 5.8%                          ===========


                                   1999 Annual Report See accompanying notes  89

Long-Term U.S. Government Fund
March 31,1999
                                                         Principal
                                                            Amount         Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
   6.250% due 12/15/2023                            $          416   $       384
   6.542% due 10/01/2026(d)                                  2,198         2,215
   6.706% due 05/01/2022(d)                                    115           117
   7.483% due 06/01/2022(d)                                     87            90
   7.500% due 10/01/2004                                     5,708         5,845
   8.000% due 05/01/2004                                     5,892         6,051
   8.008% due 12/01/2024(d)                                  1,701         1,752
                                                                     -----------
                                                                          16,454
                                                                     ===========
Federal Housing Administration 10.9%
   6.800% due 10/15/2040(e)                                  3,767         3,834
   7.000% due 11/25/2019-10/15/2040(e)                       6,689         6,744
   7.375% due 01/01/2018                                     1,820         1,880
   7.400% due 12/18/2018                                     2,974         3,074
   7.421% due 11/01/2019                                       158           164
   7.430% due 08/01/2019-06/01/2024(e)                      12,666        13,136
   7.450% due 03/25/2022                                     1,703         1,763
                                                                     -----------
                                                                          30,595
                                                                     ===========
Federal National Mortgage Association 8.5%
   6.390% due 05/25/2036                                     1,557         1,348
   6.568% due 08/01/2026(d)                                    634           641
   6.914% due 08/01/2026(d)                                    950           976
   7.000% due 03/01/2009-07/25/2023(e)                      10,791        11,061
   7.132% due 10/01/2024(d)                                  2,615         2,643
   7.399% due 08/01/2027(d)                                    364           371
   7.636% due 10/01/2024(d)                                    147           151
   8.500% due 09/01/2026-09/01/2027(e)                       6,437         6,783
                                                                     -----------
                                                                          23,974
                                                                     ===========
Government National Mortgage Association 10.3%
   6.125% due 05/20/2024-10/20/2026 (d)(e)                   2,294         2,329
   6.500% due 04/20/2027-05/24/2029 (d)(e)                   4,228         4,211
   6.625% due 12/15/2000-02/15/2040 (d)(e)                  11,127        11,267
   6.875% due 04/20/2017-03/20/2027 (d)(e)                  11,050        11,229
                                                                     -----------
                                                                          29,036
                                                                     ===========
Other Mortgage-Backed Securities 0.4%
Resolution Trust Corp.
   6.609% due 05/25/2029(d)                                  1,049         1,047
                                                                     -----------
                                                                           1,047
                                                                     ===========
Stripped Mortgage-Backed Securities 1.5%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 09/15/1999                                        45             1
   7.000% due 03/15/2003                                     1,416           170
   6.500% due 11/15/2003                                     2,250           302
   6.500% due 08/15/2006                                       145             8
   6.500% due 10/15/2006                                       248            21
   6.500% due 11/15/2006                                       287            15
   8.191% due 02/15/2007                                         6           114
   7.500% due 06/15/2007                                       561            55
   6.000% due 10/15/2007                                       260            19
   6.500% due 10/15/2007                                     2,031           180
   6.500% due 11/15/2008                                     1,015           179
   7.000% due 12/15/2023                                     2,377           344
   7.000% due 02/15/2026                                       119             9
Federal National Mortgage Assn. (IO)
  11.876% due 08/25/2006                                        13           133
   6.500% due 02/25/2007                                       163            13
   6.500% due 07/25/2007                                     2,834           157
  11.980% due 08/25/2007                                         9           250
  10.146% due 09/25/2007                                         5           115
   6.500% due 08/25/2020                                       496            39
   6.500% due 09/25/2021                                       661            84
   7.000% due 12/25/2021                                       380            40
Federal National Mortgage Assn. (PO)
   0.000% due 03/25/2009                                     2,944         1,969
First Plus Home Loan Trust (IO)
   6.000% due 08/10/2028                                     1,200           121
                                                                     -----------
                                                                           4,338
                                                                     -----------
Total Mortgage-Backed Securities                                         205,614
(Cost $203,829)                                                      ===========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 4.1%
--------------------------------------------------------------------------------
Bear Stearns Mortgage Securities, Inc.
   6.350% due 08/25/2024                            $          3,202 $     3,211
Chase Manhattan Corp
   6.750% due 08/25/2028                                       1,850       1,792
Discover Card Trust
   6.792% due 04/16/2010                                       1,325       1,338
Merrill Lynch Mortgage Investors, Inc.
   6.210% due 11/24/2028                                       2,000       2,003
Norwest Asset Securities Corp.
   6.750% due 07/25/2028                                       3,000       2,887
Residential Funding Mortgage Securities, Inc. (IO)
   5.000% due 06/25/2000                                       6,000         426
                                                                     -----------
Total Asset-Backed Securities                                             11,657
(Cost $11,636)                                                       ===========

--------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 1.1%
--------------------------------------------------------------------------------
U.S. Treasury Bond (OTC)
   6.250% due 08/15/2023
   Strike @ 96.968 Exp. 04/12/1999                            14,400       1,097
U.S. Treasury Note (OTC)
   5.375% due 02/15/2001
   Strike @ 95.468 Exp. 04/19/1999                            20,000       1,032
   7.250% due 05/15/2004
   Strike @ 101.906 Exp. 04/12/1999                           11,100         777
   4.750% due 11/15/2008
   Strike @ 97.859 Exp. 04/9/1999                             95,000          66
                                                                     -----------
Total Purchased Call Options                                               2,972
(Cost $3,545)                                                        ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.4%
--------------------------------------------------------------------------------
Repurchase Agreement 1.2%
State Street Bank
   4.000% due 04/01/1999                                       3,315       3,315
   (Dated 03/31/1999. Collateralized by U.S. Treasury                -----------
   Note 7.750% 01/31/2000 valued at $3,386,412.
   Repurchase proceeds are $3,315,368.)

U.S. Treasury Bills (b) 0.2%
   4.366% due 06/24/1999                                       750           742
                                                                     -----------

Total Short-Term Instruments                                               4,057
(Cost $4,057)                                                        ===========

Total Investments (a) 154.8%                                         $   436,107
(Cost $440,663)

Written Options (c) (0.0%)                                                 (110)
(Premiums $224)

Other Assets and Liabilities (Net) (54.8%)                             (154,359)
                                                                     -----------

Net Assets 100.0%                                                    $   281,638
                                                                     ===========


90  PIMCO Funds See accompanying notes

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):


(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $440,484 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $     2,772

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,149)
                                                                     ----------

Unrealized depreciation-net                                          $   (4,377)
                                                                     ==========

(b) Securities with an aggregate market value of $742 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                         # of         Unrealized
Type                                                  Contracts   (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (06/1999)                        180             (90)

(c) Premium on written options:

Type                                           Par      Premium           Value
--------------------------------------------------------------------------------
Call - OTC Federal Home Loan Mortgage
   6.000% due 04/2029
   Strike @ 97.83 Exp. 04/09/1999         $ 19,000      $   103         $     9
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999          23,200           53              40
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999          23,200           68              61
                                                        ------------------------
                                                        $   224         $   110
                                                        ========================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Subject to a financing transaction.


                                    1999 Annual Report See accompanying notes 91

Schedule of Investments
High Yield Fund
March 31, 1999
                                                         Principal
                                                            Amount         Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 79.4%
--------------------------------------------------------------------------------
Banking & Finance 5.2%
Arvin Capital
   9.500% due 02/01/2027                            $       19,000   $    19,517
Bay View Capital Corp.
   9.125% due 08/15/2007                                     8,000         7,800
Charter Commercial Holdings LLC
   8.250% due 04/01/2007                                     7,600         7,809
Circus Circus Enterprise
   9.250% due 12/01/2005                                     8,100         8,485
Forest City Enterprises
   8.500% due 03/15/2008                                    12,350        12,473
Fuji Bank
   9.870% due 12/31/2049(d)                                 26,000        20,386
General Motors Acceptance Corp.
   5.095% due 04/29/2002(d)                                    800           798
Golden State Holdings
   7.000% due 08/01/2003                                       205           206
   7.125% due 08/01/2005                                       870           877
Presidential Life Insurance Corp.
   7.875% due 02/15/2009                                    12,750        12,503
Sumitomo
   9.400% due 12/29/2049(d)                                 29,800        28,012
TPSA Finance BV
   7.750% due 12/10/2008                                    13,950        13,624
Trizec Finance Limited
  10.875% due 10/15/2005                                    18,751        20,532
Willis Corroon Corp.
   9.000% due 02/01/2009                                    14,200        14,449
                                                                     -----------
                                                                         167,471
                                                                     ===========
Industrials 60.8%
Aaf-Mcquay, Inc.
   8.875% due 02/15/2003                                     1,000           955
Abbey Healthcare Group
   9.500% due 11/01/2002                                    15,195        14,891
Advanced Lighting
   8.000% due 03/15/2008                                    15,675        13,912
AEI Holding Co.
  10.500% due 12/15/2005                                    11,130        11,241
Agriculuture Minerals & Chemicals
  10.750% due 09/30/2003                                     3,000         3,060
Airtrust
   0.000% due 06/01/2013(c)                                 12,942         5,032
Allied Waste North America, Inc.
   7.375% due 01/01/2004                                    15,100        14,760
   7.625% due 01/01/2006                                    25,975        25,354
American Airlines
  10.610% due 03/04/2010                                       650           836
American Axle & Manufacturing, Inc.
   9.750% due 03/01/2009                                     9,550         9,813
American Standard, Inc.
   7.125% due 02/15/2003                                       300           296
   7.375% due 02/01/2008                                    10,800        10,611
   9.250% due 12/01/2016                                     6,084         6,213
Amerigas Partners LP
  10.125% due 04/15/2007                                     4,200         4,389
Amphenol Corp.
   9.875% due 05/15/2007                                     7,100         7,420
Applied Power, Inc.
   8.750% due 04/01/2009                                    14,200        14,413
Avalon Cable
   9.375% due 12/01/2008                                     1,600         1,686
Ball Corp.
   7.750% due 08/01/2006                                    10,500        10,894
   8.250% due 08/01/2008                                     9,600         9,960
Beckman Instruments, Inc.
   7.100% due 03/04/2003                                     4,475         4,481
   7.450% due 03/04/2008                                    10,625        10,649
Benedek Broadcasting Corp.
  11.875% due 03/01/2005                                    24,940        26,935
Benedek Communications Corp.
   0.000% due 05/15/2006(c)                                  1,500         1,148
Beverly Enterprises, Inc.
   9.000% due 02/15/2006                                    12,700        12,509
Bresnan Communications
   8.000% due 02/01/2009                                     1,000         1,032
Buckeye Technologies, Inc.
   8.000% due 10/15/2010                                    14,100        14,206
Building Materials Corp.
   7.750% due 07/15/2005                                    18,450        18,035
   8.625% due 12/15/2006                                     1,235         1,261
   8.000% due 10/15/2007                                     4,050         3,999
   8.000% due 12/01/2008                                    17,600        17,424
Caesars World
   8.875% due 08/15/2002                                     1,250         1,253
Call-Net Enterprises, Inc.
   8.000% due 08/15/2008                                     6,900         6,900
Canadian Forest Oil Limited
   8.750% due 09/15/2007                                     4,100         3,977
Century Communications Corp.
   9.500% due 08/15/2000                                       600           615
   0.000% due 03/15/2003                                    15,400        11,126
   9.500% due 03/01/2005                                     2,000         2,140
   8.750% due 10/01/2007                                     6,000         6,285
   0.000% due 01/15/2008                                     5,000         2,363
CF Cable TV, Inc.
   9.125% due 07/15/2007                                     9,000         9,610
Chattem, Inc.
   8.875% due 04/01/2008                                     4,950         5,000
Circus Circus Enterprises
   6.750% due 07/15/2003                                    17,400        16,597
Clark R & M, Inc.
   8.625% due 08/15/2008                                     4,000         3,600
Clark R&M Holdings
   8.375% due 11/15/2007                                     5,000         4,481
Coltec Industries, Inc.
   7.500% due 04/15/2008                                    38,750        39,525
Columbia/HCA Healthcare
   6.125% due 12/15/2000                                     2,000         1,949
   7.000% due 07/01/2007                                     3,350         3,018
   6.730% due 07/15/2045                                     9,000         8,555
Columbus McKinnon
   8.500% due 04/01/2008                                    16,500        16,046
Comcast Corp.
   9.500% due 01/15/2008                                     6,837         7,256
Container Corp. of America
  11.250% due 05/01/2004                                    12,020        12,741
Continental Cablevision
   9.500% due 08/01/2013                                    10,000        11,927
Cross Timbers Oil Co.
   9.250% due 04/01/2007                                     4,750         4,631
   8.750% due 11/01/2009                                     6,000         5,790
CSC Holdings, Inc.
   9.875% due 05/15/2006                                       850           918
   9.875% due 02/15/2013                                     2,000         2,212
  10.500% due 05/15/2016                                    11,000        13,200
   7.875% due 02/15/2018                                    10,000        10,175
   9.875% due 04/01/2023                                     9,000        10,102
Cumberland Farms
  10.500% due 10/01/2003                                     4,175         4,154
Decision One
   7.890% due 08/07/2003(d)                                  4,513         2,031
   8.040% due 08/07/2003(d)                                    516           232
Delta Air Lines
  10.790% due 03/26/2014                                     2,264         3,006
Dial Call Communications
  10.250% due 12/15/2005(d)                                  3,772         3,781
Diamond Cable Communication Co.
   0.000% due 09/30/2004                                     2,000         2,055
   0.000% due 12/15/2005(d)                                  5,000         4,444
Echostar DBS Corp.
   9.250% due 02/01/2006                                    33,150        34,435
   9.375% due 02/01/2009                                     2,000         2,087
Emmis Communications Corp.
   8.125% due 03/15/2009                                     7,150         7,224
Envirosource, Inc.
   9.750% due 06/15/2003                                    12,068        11,473
Extended Stay America
   9.150% due 03/15/2008                                    11,500        11,212


92 PIMCO Funds See accompanying notes

Schedule of Investments
High Yield Fund
March 31, 1999

                                                         Principal
                                                            Amount         Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
Extendicare Health Services
   9.350% due 12/15/2007                            $        7,750   $     6,200
EZ Communication, Inc.
   9.750% due 12/01/2005                                     2,500         2,691
Falcon Holding Group LP
   0.000% due 04/15/2010(c)                                 11,700         8,161
   8.375% due 04/15/2010                                     7,150         7,221
Federal-Mogul Corp.
   7.500% due 07/01/2004                                    24,000        24,070
   7.375% due 01/15/2006                                       250           246
   7.750% due 07/01/2006                                     9,100         9,133
Ferrellgas Partners LP
   9.375% due 06/15/2006                                       125           125
Fisher Scientific International
   7.125% due 12/15/2005                                     6,500         5,784
   9.000% due 02/01/2008                                    30,075        30,376
Foamex LP
   9.875% due 06/15/2007                                       700           669
Fred Meyer, Inc.
   7.450% due 03/01/2008                                       400           423
Furon Co.
   8.125% due 03/01/2008                                     1,400         1,379
Garden State Newspapers
   8.750% due 10/01/2009                                    24,155        24,517
   8.625% due 07/01/2011                                     6,900         6,969
Globalstar LP
  11.375% due 02/15/2004                                     8,350         5,302
  11.250% due 06/15/2004                                     5,500         3,465
  10.750% due 11/01/2004                                     3,106         1,864
Golden Northwest Aluminum
  12.000% due 12/15/2006                                     4,850         4,874
Goss Graphic Systems, Inc.
  12.000% due 10/15/2006                                     6,450         2,290
Grupo Televisa SA
  11.375% due 05/15/2003                                     1,300         1,319
   0.000% due 05/15/2008(c)                                  6,475         5,455
Gulf Canada Resources
   9.250% due 01/15/2004                                    12,575        12,809
   9.625% due 07/01/2005                                     1,680         1,718
   8.375% due 11/15/2005                                     4,000         4,000
Harnischfeger Industrial, Inc.
   8.900% due 03/01/2022                                     6,300         5,608
   7.250% due 12/15/2025                                     9,500         7,084
Harrahs Operating Co., Inc
   7.875% due 12/15/2005                                     4,900         4,957
   7.500% due 01/15/2009                                    20,675        20,941
Henry Co.
  10.000% due 04/15/2008                                     2,000         1,990
HMH Properties, Inc.
   7.875% due 08/01/2005                                    20,650        20,289
   8.450% due 12/08/2006                                     6,350         6,350
Hollinger International Publishing
   8.625% due 03/15/2005                                     4,200         4,378
   9.250% due 02/01/2006                                     2,800         2,926
Holmes Products Corp.
   9.875% due 11/15/2007                                     5,200         4,966
Host Marriott LP
   8.375% due 02/15/2006                                     5,000         5,056
Huntsman Corp.
   9.500% due 07/01/2007                                    12,350        12,227
Huntsman Packaging Corp.
   9.125% due 10/01/2007                                    11,050        11,105
Impsat Corp.
  12.375% due 06/15/2008                                    10,900         9,756
Integrated Health Services
   7.312% due 12/31/2005(d)                                  9,875         9,505
   9.500% due 09/15/2007                                     2,950         1,962
Intermedia Communications, Inc.
   0.000% due 05/15/2006(c)                                 30,735        26,739
   8.500% due 01/15/2008                                     4,950         4,962
   9.500% due 03/01/2009                                       800           842
ISP Holdings, Inc.
   9.750% due 02/15/2002                                       250           259
   9.000% due 10/15/2003                                    23,370        23,954
ITC Deltacom, Inc.
  11.000% due 06/01/2007                                     3,250         3,591
IXC Communications, Inc.
   9.000% due 04/15/2008                                     8,500         8,904
J.Q. Hammons Hotels
   8.875% due 02/15/2004                                     8,500         7,916
Jones Intercable, Inc.
   8.875% due 04/01/2007                                    10,060        11,016
Jupiters Limited
   8.500% due 03/01/2006                                    10,100        10,201
K-Mart Corp.
  12.350% due 01/01/2008(b)                                  4,127         4,581
   8.800% due 07/01/2010                                     1,250         1,296
   9.350% due 01/02/2020                                    15,374        15,375
   9.780% due 01/05/2020                                     9,575         9,950
K-III Communications Co.
   8.500% due 02/01/2006                                    18,190        18,599
L-3 Communications Corp.
  10.375% due 05/01/2007                                     5,750         6,354
Lenfest Communications
   8.375% due 11/01/2005                                    13,650        14,605
  10.500% due 06/15/2006                                       525           609
Level 3 Communications, Inc.
   9.125% due 05/01/2008                                    30,200        30,275
Lin Holdings Corp.
   0.000% due 03/01/2008(d)                                 18,750        13,313
Lin Television Corp.
   8.375% due 03/01/2008                                     8,800         8,833
Magnum Hunter Resources, Inc.
  10.000% due 06/01/2007                                     3,900         3,451
Mail-Well, Inc.
   8.750% due 12/15/2008(d)                                 16,100        16,583
Market Hub Partners
   8.250% due 03/01/2008                                     7,700         7,816
Marsh Supermarkets, Inc.
   8.875% due 08/01/2007                                     4,000         4,200
McLeodUSA, Inc.
   0.000% due 03/01/2007(c)                                 27,475        22,049
   8.375% due 03/15/2008                                       300           303
   9.500% due 11/01/2008                                    13,625        14,681
   8.125% due 02/15/2009                                     9,050         9,073
MJD Communications, Inc.
   9.500% due 05/01/2008                                     6,525         6,623
Navistar International Corp.
   8.000% due 02/01/2008                                     8,000         8,280
Newpark Resources, Inc.
   8.625% due 12/15/2007                                     5,050         4,823
Newsquest Capital
  11.000% due 05/01/2006                                     2,550         2,818
NTL, Inc.
  10.000% due 02/15/2007                                     2,000         2,125
  11.500% due 10/01/2008                                    10,900        12,344
Occidental Petroleum
   6.400% due 04/01/2003                                     2,500         2,474
Ocean Rig Norway
  10.250% due 06/01/2008                                     6,325         4,459
Octel Developments PLC
  10.000% due 05/01/2006                                     2,100         2,179
Optel, Inc.
  13.000% due 02/15/2005                                     1,500         1,519
  11.500% due 07/01/2008                                     5,300         4,770
Orion Network Systems, Inc.
   0.000% due 01/15/2007(c)                                 20,350        11,396
  11.250% due 01/15/2007                                    16,375        14,656
Owens & Minor, Inc.
  10.875% due 06/01/2006                                       950         1,030
P&L Coal Holdings
   8.875% due 05/15/2008                                    29,550        30,991
Packaging Corp. of America
   9.625% due 04/01/2009                                    11,025        11,025
Packard Bioscience Co.
   9.375% due 03/01/2007                                     2,950         2,869
Perkins Family Restaurants
  10.125% due 12/15/2007                                     3,450         3,709



                                   1999 Annual Report See accompanying notes  93

High Yield Fund
March 31, 1999
                                                         Principal
                                                            Amount         Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
Perry-Judd
  10.625% due 12/15/2007                            $        6,445   $     6,735
Petroleos Mexicanos
   9.857% due 07/15/2005(d)                                  8,600         8,009
Phar-Mor, Inc.
  11.720% due 09/11/2002                                     8,005         8,445
Pharmerica, Inc.
   8.375% due 04/01/2008                                    15,650        16,667
Physician Sales and Service, Inc.
   8.500% due 10/01/2007                                    10,250        10,404
Piedmont Aviation
  10.250% due 03/28/2005                                       821           883
Pioneer Natonal Resources
   8.875% due 04/15/2005                                    17,000        16,402
   6.500% due 01/15/2008                                     6,950         5,744
Polymer Group, Inc.
   9.000% due 07/01/2007                                    20,805        21,169
   8.750% due 03/01/2008                                     6,200         6,371
Pool Energy Co.
   8.625% due 04/01/2008                                    11,750        11,838
Pride International, Inc.
   9.375% due 05/01/2007                                     3,400         3,264
Primedia, Inc.
   7.625% due 04/01/2008                                     8,250         8,209
Printpack, Inc.
   9.875% due 08/15/2004                                     2,325         2,293
Qwest Communications International, Inc.
   0.000% due 10/15/2007(c)                                 13,040        10,432
   0.000% due 02/01/2008(c)                                 10,550         8,203
   7.250% due 11/01/2008                                     1,200         1,233
R & B Falcon Corp.
   9.500% due 12/15/2008                                     3,200         2,896
R.H. Donnelly, Inc.
   9.125% due 06/01/2008                                     4,600         4,876
Racers
   8.375% due 10/01/2007                                    21,417        20,794
Regal Cinemas, Inc.
   9.500% due 06/01/2008                                    12,150        12,484
   8.875% due 12/15/2010                                     7,475         7,344
Renaissance Media Group
   0.000% due 04/15/2008(c)                                 21,250        14,769
Revlon Consumer Products
   8.125% due 02/01/2006                                     1,375         1,327
Riviera Holdings Corp.
  10.000% due 08/15/2004                                     1,850         1,647
RJR Nabisco
   8.625% due 12/01/2002                                    14,500        15,075
Rogers Cablesystems Limited
  10.000% due 03/15/2005                                     7,500         8,494
Rogers Cantel, Inc.
   8.300% due 10/01/2007                                    16,385        17,122
   9.375% due 06/01/2008                                    15,500        17,089
Safety-Kleen Services
   9.250% due 06/01/2008                                    25,500        26,775
Salem Communications
   9.500% due 10/01/2007                                     5,400         5,724
Satelites Mexicanos
   9.060% due 06/30/2004(d)                                  8,882         7,416
SC International Services, Inc.
   9.250% due 09/01/2007                                    11,200        12,152
Scotsman Group, Inc.
   8.625% due 12/15/2007                                     4,000         4,020
Silgan Holdings, Inc.
   9.000% due 06/01/2009                                    23,160        23,913
Smith's Food & Drug Centers, Inc.
   8.640% due 07/02/2012                                     9,575        10,102
   9.200% due 07/02/2018                                    15,750        17,212
Smithfield Foods
   7.625% due 02/15/2008                                     5,950         5,757
Station Casinos, Inc.
   9.750% due 04/15/2007                                     8,600         9,116
   8.875% due 12/01/2008                                     3,000         3,090
Stone Container Corp.
   9.875% due 02/01/2001                                     2,000         2,040
  10.750% due 10/01/2002                                     3,802         3,978
  11.500% due 10/01/2004                                     2,000         2,130
Sun Healthcare Group, Inc.
   9.500% due 07/01/2007                                     1,550           318
   9.375% due 05/01/2008                                     5,300         1,087
Supercanal Holdings
  11.500% due 05/15/2005                                     4,800         1,920
Superior Telecom, Inc.
   9.312% due 11/27/2006                                    16,000        15,840
Synthetic Industries, Inc.
   9.250% due 02/15/2007                                    12,000        12,420
Telewest Communications
   9.625% due 10/01/2006                                    12,750        13,547
Tenet Healthcare Corp.
   7.875% due 01/15/2003                                     1,000           999
   8.625% due 12/01/2003                                     1,600         1,638
   8.000% due 01/15/2005                                     5,300         5,267
   8.625% due 01/15/2007                                     3,500         3,518
   7.625% due 06/01/2008                                    20,000        19,400
TFM SA de CV
   0.000% due 06/15/2009(c)                                  7,800         4,641
Trans-Resources, Inc.
  10.750% due 03/15/2008                                    14,650        14,650
   0.000% due 03/15/2008(c)                                  1,750           919
TV Guide, Inc.
   8.125% due 03/01/2009                                    18,400        18,768
Unisys Corp.
  12.000% due 04/15/2003                                     8,900         9,812
   7.875% due 04/01/2008                                     4,000         4,210
United Defense Industry, Inc.
   8.750% due 11/15/2007                                     9,000         9,090
United Refining Co.
  10.750% due 06/15/2007                                     1,650         1,163
US Air, Inc.
   9.625% due 09/01/2003                                    18,083        19,025
   9.330% due 01/01/2006                                     6,443         6,669
Vectura Group, Inc.
  10.250% due 06/30/2008                                     7,150         7,382
Vintage Petroleum
   9.000% due 12/15/2005                                    10,490        10,490
   9.750% due 06/30/2009                                     7,850         8,066
Westpoint Stevens, Inc.
   7.875% due 06/15/2005                                     2,500         2,569
   7.875% due 06/15/2008                                    17,450        17,930
World Color Press, Inc.
   8.375% due 11/15/2008                                    15,650        16,120
Young Broadcasting, Inc.
   9.000% due 01/15/2006                                    11,000        11,605

   8.750% due 06/15/2007                                     4,510         4,645
                                                                     -----------
                                                                      1 ,961,472
                                                                     ===========
Utilities 13.4%
AES Corp.
  10.250% due 07/15/2006                                    12,735        13,499
   8.375% due 08/15/2007                                     1,000           985
   8.500% due 11/01/2007                                     6,300         6,206
Beaver Valley Funding Corp.
   9.000% due 06/01/2017                                    32,000        35,610
Bridas Corp.
  12.500% due 11/15/1999                                     4,500         4,590
California Energy
   9.500% due 09/15/2006                                    10,000        11,021
Calpine Corp.
   9.250% due 02/01/2004                                    15,250        15,707
  15.000% due 03/15/2004(b)                                 10,000        11,751
   7.625% due 04/15/2006                                     4,500         4,523
   8.750% due 07/15/2007                                    14,950        15,259
   7.875% due 04/01/2008                                    11,000        11,248
CMS Energy
   8.125% due 05/15/2002                                     9,500         9,767
   7.000% due 01/15/2005                                    12,000        11,705



94  PIMCO Funds See accompanying notes

Schedule of Investments
High Yield Fund
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
-------------------------------------------------------------------------------
Flag Limited
   8.250% due 01/30/2008                           $       39,575   $    38,388
GST Network
   0.000% due 05/01/2008(c)                                 8,000         4,240
Intermedia Communications
   0.000% due 07/15/2007(c)                                 6,250         4,766
ITC Deltacom, Inc.
   8.875% due 03/01/2008                                   12,300        12,484
   9.750% due 11/15/2008                                    1,750         1,859
Mastec, Inc.
   7.750% due 02/01/2008                                    7,250         7,069
Metromedia Fiber Network, Inc.
  10.000% due 11/15/2008                                    9,725        10,479
Metronet Communications
   0.000% due 06/15/2008(c)                                 8,975         6,978
  10.625% due 11/01/2008                                    9,600        11,232
MJD Communications, Inc.
   9.160% due 05/01/2008(d)                                 6,000         5,848
Nextel Communications, Inc.
   9.750% due 08/15/2004                                   10,000        10,413
   8.500% due 03/31/2007                                    4,000         3,880
   0.000% due 02/15/2008(c)                                38,750        27,367
Nextel Partners, Inc.
   0.000% due 02/01/2009(c)                                17,750        10,295
Niagara Mohawk Power
   9.990% due 05/11/2004                                    2,500         2,530
   7.625% due 10/01/2005                                    8,400         8,658
   7.750% due 05/15/2006                                    1,100         1,192
   7.750% due 10/01/2008                                   27,000        28,990
   9.500% due 03/01/2021                                    2,500         2,652
   7.875% due 04/01/2024                                    7,500         7,907
North Atlantic Energy
   9.050% due 06/01/2002                                    5,265         5,432
Orange PLC
   8.000% due 08/01/2008                                   40,550        41,969
Rural Cellular Corp.
   9.625% due 05/15/2008                                   11,800        12,355
Telewest Communications PLC
   0.000% due 10/01/2007(d)                                 2,500         2,212
  11.250% due 11/01/2008                                    1,000         1,170
Wilmington Trust Co. - Tucson Electric
  10.211% due 01/01/2009(b)                                   500           552
  10.732% due 01/01/2013(b)                                 6,993         8,055
                                                                    -----------
                                                                        430,843
                                                                    -----------
Total Corporate Bonds & Notes                                         2,559,786
(Cost $2,564,972)                                                   ===========

-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 0.2%
-------------------------------------------------------------------------------
U.S. Treasury Strips
   0.000% due 08/15/2026                                   29,700         6,046
                                                                    -----------
Total U.S. Treasury Obligations                                           6,046
(Cost $6,048)                                                       ===========

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 1.7%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations 1.4%
Asset Securitization Corp.
   7.384% due 08/13/2029                                    1,500         1,464
Federal Deposit Insurance Corp.
   6.187% due 11/25/2026(d)                                   400           373
Green Tree Financial Corp.
   8.000% due 07/15/2018                                    7,000         6,821
LTC Commercial Corp.
   7.970% due 04/15/2028                                    5,062         5,058
NationsBanc Mortgage Capital Corp.
   8.051% due 05/25/2028(d)                                 3,835         2,877
NationsLink Funding Corp.
   7.105% due 01/20/2013                                   10,500         8,005
Red Mountain Funding Corp.
   9.150% due 11/28/2027                                    5,727         5,562
Resolution Trust Corp.
   9.250% due 06/25/2023                                    1,931         2,020
   9.050% due 08/25/2023                                      568           566
   6.900% due 02/25/2027                                    7,164         6,752
   7.000% due 05/25/2027                                    5,759         5,762
                                                                    -----------
                                                                         45,260
                                                                    ===========
Other Mortgage-Backed Securities 0.2%
LTC Commercial Corp.
   9.200% due 08/04/2023                                    3,235         3,215
Resolution Trust Corp.
   6.653% due 09/25/2020(d)                                   444           382
   9.500% due 05/25/2024                                       28            28
Structured Asset Securities Corp.
   7.050% due 11/25/2007                                    4,000         3,535
                                                                    -----------
                                                                          7,160
                                                                    ===========
Stripped Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/2005                                      821            31
   7.000% due 07/25/2008                                    4,289           551
   6.500% due 06/25/2017                                    1,336            82
   7.000% due 04/25/2019                                   12,000         1,562
   7.000% due 12/25/2021                                    7,591           797
Fund America (Ioette)
   9.590% due 10/20/2021                                       10            25
                                                                    -----------
                                                                          3,048
                                                                    -----------
Total Mortgage-Backed Securities                                         55,468
(Cost $56,557)                                                      ===========

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 6.1%
-------------------------------------------------------------------------------
Airplanes Pass Through Trust
  10.875% due 03/15/2019                                   27,570        27,460
Apria Healthcare Group
   7.938% due 08/09/2001                                    1,356         1,343
   8.438% due 08/09/2001                                    6,148         5,971
BCP SA
  11.280% due 03/31/2006                                   10,000         8,500
Charter Commercial Holdings LLC
   7.750% due 03/31/2028                                   15,000        14,962
Columbia/HCA Healthcare
   6.807% due 09/30/1999                                   13,750        13,526
   6.807% due 09/30/2000                                   13,750        13,526
Decision One
   7.890% due 08/07/2003                                    5,641         2,538
Huntsman Corp.
   8.812% due 03/20/2007(d)                                 3,500         3,500
Jefferson Smurfit
   8.250% due 03/31/2006                                   18,905        18,076
Lyondell Petroleum
   6.937% due 06/17/1999                                    7,675         7,579
   6.937% due 06/17/2000                                   22,325        21,655
Morgan Stanley Aircraft Finance
   8.700% due 03/15/2023                                   21,750        19,646
NTL, Inc.
   0.000% due 02/01/2006                                    6,000         5,250
Starwood Hotels & Resorts Worldwide, Inc.
   8.687% due 02/23/2003(d)                                15,000        15,000
Stone Container Corp.
   8.500% due 04/01/2000(d)                                 8,185         8,216
TFM SA de CV
   6.190% due 06/30/2003(d)                                 4,000         3,760
Varig SA
   8.651% due 06/02/2005                                    5,847         4,385
   8.777% due 06/02/2005                                    1,732         1,299
                                                                    -----------
Total Asset-Backed Securities                                           196,192
(Cost $206,937)                                                     ===========



                                   1999 Annual Report See accompanying notes  95

High Yield Fund
March 31, 1999

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 2.2%
--------------------------------------------------------------------------------
Embotelladora Arica SA
   9.875% due 03/15/2006                           $       22,000   $    22,277
Petroleos Mexicanos
   9.375% due 12/02/2008                                    8,000         8,200
Republic of Argentina
   5.937% due 03/31/2005(d)                                 5,650         4,838
   5.750% due 03/31/2023(d)                                 9,000         6,255
Republic of Korea
   8.875% due 04/15/2008                                   28,550        30,607
                                                                    ------------
Total Sovereign Issues                                                   72,177
(Cost $65,865)                                                      ============

--------------------------------------------------------------------------------
 PREFERRED STOCK 3.0%
--------------------------------------------------------------------------------
                                                            Shares
CSC Holdings, Inc.
  12.738% due 01/02/2000                                      169        19,358
Fresenius Medical Care
   7.875% due 01/02/2000                                       28        27,468
   9.000% due 12/01/2006                                       27        27,511
Newscorp Overseas Limited
   2.156% due 01/02/2000                                      133         3,330
Primedia, Inc.
   8.624% due 01/02/2000                                       50         4,763
   9.200% due 12/01/2006                                       70         7,193
Sig Capital Trust
   9.500% due 08/15/2027                                        7         5,479
                                                                    ------------
Total Preferred Stock                                                    95,102
(Cost $97,840)                                                      ============

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.6%
--------------------------------------------------------------------------------
                                                        Principal
                                                           Amount
                                                           (000s)
Commercial Paper 6.4%
Abbott Laboratories
   4.840% due 04/09/1999                           $        4,500         4,495
Coca-Cola Co.
   4.770% due 04/08/1999                                   22,600        22,579
   4.810% due 04/22/1999                                    2,100         2,094
   4.780% due 06/21/1999                                    6,200         6,133
E.I. Du Pont de Nemours
   4.800% due 06/04/1999                                   12,500        12,393
Ford Motor Credit Corp.
   4.850% due 04/09/1999                                   14,100        14,085
   4.840% due 04/23/1999                                    3,500         3,490
General Electric Capital Corp.
   4.840% due 04/28/1999                                      300           299
   4.840% due 04/30/1999                                   24,100        24,006
   4.810% due 05/05/1999                                      800           796
IBM Corp.
   4.810% due 04/21/1999                                    7,200         7,181
KFW International Finance, Inc.
   4.760% due 04/06/1999                                    2,900         2,898
National Rural Utilities Cooperative
   4.810% due 05/17/1999                                   35,000        34,785
   4.820% due 06/10/1999                                    3,400         3,368
Shell Oil Co.
   4.790% due 05/27/1999                                   17,100        16,973
   4.780% due 06/22/1999                                   50,000        49,456
                                                                    ------------
                                                                        205,031
                                                                    ============
Repurchase Agreements 1.2%
State Street Bank
   4.000% due 04/01/1999                                    4,217         4,217
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 7.500% 10/31/1999 valued at $4,306,105.
    Repurchase proceeds are $4,217,469.)

Daiwa Securities
   4.920% due 04/01/1999                                   13,600        13,600
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 8.375% 08/15/2008 valued at $13,927,080.
    Repurchase proceeds are $13,601,859.)

Lehman Brothers, Inc.
   4.900% due 04/01/1999                           $       23,100   $    23,100
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 12.000% 08/15/2013 valued at $23,511,616.
    Repurchase proceeds are $23,103,144.)
                                                                         40,917
                                                                    ------------
Total Short-Term Instruments                                            245,948
(Cost $245,948)                                                     ============

Total Investments (a) 100.2%                                        $ 3,230,719
(Cost $3,244,167)

Other Assets and Liabilities (Net) (0.2%)                                (7,469)
                                                                    ------------
Net Assets 100.0%                                                   $ 3,223,250
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,244,633 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    66,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (80,147)
                                                                    ------------
Unrealized depreciation-net                                         $   (13,914)
                                                                    ============
(b) Restricted security.

(c) Security becomes interest bearing at a future date.

(d) Variable rate security. The rate listed is as of March 31, 1999.


96  PIMCO Funds See accompanying notes

Total Return Mortgage Fund
March 31, 1999


                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 22.5%
--------------------------------------------------------------------------------
U.S. Treasury Notes
   6.750% due 04/30/2000                           $          700   $       713
   6.250% due 08/31/2002                                      250           258
                                                                    ------------
Total U.S. Treasury Obligations                                             971
(Cost $968)                                                         ------------


--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 80.5%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 26.8%
Countrywide Alternative Loan Trust
   6.750% due 08/25/2028                                      132           133
Countrywide Home Loans
   6.750% due 11/25/2027                                       70            71
Donaldson, Lufkin & Jenrette
   6.500% due 04/25/2024                                        2             2
Federal Home Loan Mortgage Corp.
   5.941% due 02/01/2018 (b)                                  216           218
   4.500% due 03/15/2021                                       83            78
   3.500% due 12/15/2022                                       13            10
   6.500% due 05/15/2023                                      102            99
   6.500% due 03/15/2024                                       97            93
   8.000% due 06/15/2026                                       62            66
Federal National Mortgage Assn.
   5.600% due 11/25/2016                                      145           145
   5.000% due 04/25/2020                                        4             4
   7.500% due 11/25/2020                                       12            12
   7.500% due 03/25/2023                                       86            88
   5.969% due 04/25/2023 (b)                                   25            25
   6.500% due 09/25/2023                                       33            31
   6.750% due 09/25/2023                                       48            47
Vendee Mortgage Trust
   7.750% due 05/15/2022                                       34            35
                                                                    ------------
                                                                          1,157
                                                                    ============
Federal Home Loan Mortgage Corporation 7.9%
   6.000% due 10/01/2024                                      182           178
   7.000% due 02/01/2027                                      160           162
                                                                    ------------
                                                                            340
                                                                    ============
Federal National Mortgage Association 8.6%
   6.490% due 11/01/2018                                       61            62
   7.661% due 05/01/2023                                      205           208
   8.500% due 09/01/2026                                       95           100
                                                                    ------------
                                                                            370
                                                                    ============
Government National Mortgage Association 36.7%
   6.125% due 12/20/2021-11/20/2026 (b)(c)                    151           154
   6.625% due 07/20/2025                                       57            57
   6.875% due 03/20/2016-03/20/2027 (b)(c)                    258           263
   6.880% due 02/20/2018                                       68            69
   7.000% due 04/22/2029                                      600           609
   7.500% due 05/15/2027-08/15/2027 (c)                       418           431
                                                                    ------------
                                                                          1,583
                                                                    ============
Stripped Mortgage-Backed Securities 0.5%
Federal National Mortgage Assn. (IO)
   6.500% due 07/25/2007                                      315            17
   7.000% due 12/25/2016                                      197             6
                                                                    ------------
                                                                             23
                                                                    ------------
Total Mortgage-Backed Securities                                          3,473
(Cost $3,422)                                                       ============

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 11.8%
--------------------------------------------------------------------------------
Commercial Paper 7.0%
Abbott Laboratories
   4.840% due 04/09/1999                             $        100   $       100
Ford Motor Credit Corp.
   4.820% due 04/08/1999                                      100           100
   4.850% due 04/09/1999                                      100           100
                                                                    ------------
                                                                            300
                                                                    ============
Repurchase Agreement 4.8%
State Street Bank
   4.000% due 04/01/1999                                      207           207
                                                                    ------------
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 8.500% 02/15/2000 valued at $213,428.
    Repurchase proceeds are $207,023.)

Total Short-Term Instruments                                                507
(Cost $506)                                                         ============

Total Investments (a) 114.8%                                        $     4,951
(Cost $4,896)

Other Assets and Liabilities (Net)(14.8%)                                  (640)
                                                                    ------------
Net Assets 100.0%                                                   $     4,311
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax of $4,893 purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $        62

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                  (4)
                                                                    ------------
Unrealized appreciation-net                                         $        58
                                                                    ============
(b) Variable rate security. The rate listed is as of March 31,1999.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.



                                   1999 Annual Report See accompanying notes  97

Schedule of Investments
Low Duration Mortgage Fund
March 31, 1999
                                                           Principal
                                                              Amount      Value
                                                              (000s)     (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 2.4%
--------------------------------------------------------------------------------
Banking & Finance 2.4%
Heller Financial, Inc.

   5.330% due 09/25/2000(c)                              $     100    $     100
                                                                      ----------
Total Corporate Bonds & Notes                                               100
(Cost $100)                                                           ==========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 2.5%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002(d)                                    102          102
                                                                      ----------
Total U.S. Treasury Obligations                                             102
(Cost $102)                                                           ==========

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 112.6%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 52.1%
ABN AMRO Mortgage Corp.
   6.750% due 04/25/2029                                       200          181
Citicorp Mortgage Securities, Inc.
   6.750% due 09/25/2028                                       179          178
Federal Home Loan Mortgage Corp.
   8.000% due 11/15/2026                                       241          248
Federal National Mortgage Assn.
   4.000% due 01/25/2022                                       388          354
   8.000% due 07/25/2022                                       621          644
   6.500% due 09/25/2023                                       257          243
Norwest Asset Securities Corp.
   6.250% due 11/25/2013                                       182          181

   6.250% due 12/25/2028                                       125          119
                                                                      ----------
                                                                          2,148
                                                                      ==========
Federal Housing Administration 4.3%
   7.430% due 03/01/2022                                       170          177
                                                                      ----------
Federal National Mortgage Association 5.2%
   9.000% due 07/01/2018                                       199          213
                                                                      ----------
Government National Mortgage Association 51.0%
   6.125% due 12/20/2017(c)                                    114          116
   6.625% due 07/20/2018-08/20/2025 (b)(c)                     825          838
   6.875% due 05/20/2016-06/20/2025 (b)(c)                     994        1,010
  11.250% due 07/20/2015                                       123          137
                                                                      ----------
                                                                          2,101
                                                                      ----------
Total Mortgage-Backed Securities                                          4,639
(Cost $ 4,639)                                                        ==========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 2.2%
--------------------------------------------------------------------------------
Money Store Home Equity Trust
   6.345% due 11/15/2021(c)                                     91           91
                                                                      ----------
Total Asset-Backed Securities                                                91
(Cost $91)                                                            ==========

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 2.4%
--------------------------------------------------------------------------------
Republic of Korea
   7.813% due 04/08/2000(c)                                    100          100
                                                                      ----------
Total Sovereign Issues                                                      100
(Cost $100)                                                           ==========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.6%
--------------------------------------------------------------------------------
Commercial Paper 4.8%
Coca-Cola Co.
   4.790% due 06/11/1999                          $            200    $     198
                                                                      ----------

Repurchase Agreement 0.8%
State Street Bank
   4.000% due 04/01/1999                                        32           32
                                                                      ----------
    (Dated 03/31/1999. Collateralized by U.S. Treasury
    Note 6.625% 3/31/2002 valued at $36,449.
    Repurchase proceeds are $32,004.)

Total Short-Term Instruments                                                230
(Cost $230)                                                           ==========

Total Investments (a) 127.7%                                          $   5,262
(Cost $5,262)

Other Assets and Liabilities (Net) (27.7%)                               (1,143)
                                                                      ----------
Net Assets 100.0%                                                     $   4,119
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $5,263 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                  $      39

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (40)
                                                                      ----------
Unrealized depreciation-net                                           $      (1)
                                                                      ==========
(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Variable rate security. The rate listed is as of March 31,1999.

(d) Principal amount of the security is adjusted for inflation.

(e) Reverse repurchase agreements were entered into March 24, 1999 paying interest at 4.90%. The following securities were segregated with collateral for reverse repurchase agreements:

Type                                                    Maturity          Value
--------------------------------------------------------------------------------
Government National Mortgage Assn. 6.875%             05/20/2025     $      174
Government National Mortgage Assn. 7.375%             05/20/2025            363
Government National Mortgage Assn. 7.000%             08/20/2025            261
Government National Mortgage Assn. 7.000%             07/20/2025            318
                                                                     -----------
                                                                     $    1,116
                                                                     ===========




98  PIMCO Funds See accompanying notes

Schedule of Investments
Real Return Bond Fund
March 31, 1999


                                                           Principal
                                                              Amount      Value
                                                              (000s)     (000s)
-------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 23.6%
-------------------------------------------------------------------------------
Banking & Finance 20.3%
Chase Manhattan Corp.
   5.518% due 12/10/2001(d)                           $        500    $     505
Ford Motor Credit Corp.
   5.525% due 02/13/2003(d)                                    350          349
General Motors Acceptance Corp.
   5.707% due 11/09/2000(d)                                    500          502
Heller Financial, Inc.
   5.323% due 02/05/2001                                       400          401
HRPT Properties Trust
   5.658% due 07/09/1999                                       250          249
J.P. Morgan & Co.
   5.459% due 02/15/2012                                       700          620
Korean Export-Import Bank
   6.500% due 10/06/1999                                       250          248
Lehman Brothers Holdings, Inc.
   9.875% due 10/15/2000                                       250          264
   5.900% due 04/01/2002(d)                                    500          500
Merrill Lynch & Co.
   5.348% due 02/08/2002(d)                                    400          400
Morgan Stanley, Dean Witter, Discover and Co.
   6.002% due 11/13/2000(d)                                    250          251
Residential Reinsurance
   9.180% due 06/01/1999(d)                                    357          361
Salomon, Smith Barney Holdings
   3.650% due 02/14/2002                                       725          706
Toyota Motor Credit Corp.
   4.659% due 02/15/2002                                       400          385
                                                                      ---------
                                                                          5,741
                                                                      =========
Industrials 3.3%
Langdell
   9.978% due 07/30/1999(d)                                    200          201
Petroleos Mexicanos
   9.857% due 07/15/2005(d)                                    500          466
Time Warner, Inc.
   4.900% due 07/29/1999                                       250          250
                                                                      ---------
                                                                            917
                                                                      ---------
Total Corporate Bonds & Notes                                             6,658
(Cost $6,695)                                                         =========

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES (d) 29.6%
-------------------------------------------------------------------------------
Federal Home Loan Bank
   4.609% due 02/15/2002                                     2,985        2,912
Federal National Mortgage Assn.
   5.328% due 03/13/2002                                     2,000        1,949
New York City
   5.278% due 08/01/2002                                       196          194
Student Loan Marketing Assn.
   4.129% due 02/20/2000                                       250          248
   4.975% due 07/25/2004                                       131          130
   5.008% due 10/25/2004                                       163          163
   5.098% due 04/25/2006                                     2,323        2,315
   5.208% due 01/25/2007                                       427          426
                                                                      ---------
Total U.S. Government Agencies                                            8,337
                                                                      =========
(Cost $8,302)

-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS (g)(h) 95.5%
-------------------------------------------------------------------------------
Treasury Inflation Protected Securities
   3.625% due 07/15/2002                                     5,442        5,408
   3.375% due 01/15/2007                                    11,406       10,986
   3.625% due 01/15/2008                                     6,813        6,657
   3.625% due 04/15/2028                                     4,063        3,888
                                                                      ---------
Total U.S. Treasury Obligations                                          26,939
(Cost $27,140)                                                        =========

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 6.5%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations 1.8%
Comed Transitional Funding Trust
   5.375% due 03/25/2002                              $        400    $     397
Federal Home Loan Mortgage Corp.
   6.500% due 01/25/2028                                       100           97
                                                                      ---------
                                                                            494
                                                                      =========
Federal Housing Administration 1.1%
   7.430% due 12/01/2020                                       309          317
                                                                      ---------

Federal National Mortgage Association 3.6%
   6.500% due 06/25/2009                                        89           88
   7.775% due 10/01/2024(d)                                    918          938
                                                                      ---------
                                                                          1,026
                                                                      ---------
Total Mortgage-Backed Securities                                          1,837
(Cost $1,836)                                                         =========

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 20.0%
-------------------------------------------------------------------------------
AFC Home Equity Loan Trust
   5.157% due 03/25/2027(d)                                    409          409
Capital Equipment Receivables Trust
   6.030% due 02/15/2000                                        95           95
   6.120% due 09/15/2000                                       600          604
Conti Mortgage Home Equity Loan Trust
   6.020% due 01/25/2014                                       500          500
EQCC Home Equity Loan Trust
   5.202% due 03/20/2029                                       500          500
First Plus Home Loan Trust
   6.450% due 02/10/2009                                       421          421
IMC Home Equity Loan Trust
   5.075% due 05/21/2012(d)                                     39           39
   6.610% due 06/20/2013                                       500          504
NationsBank Auto Owner Trust
   6.375% due 07/15/2000                                        25           25
Pacific Southwest Bank
   6.060% due 06/15/2002                                        45           45
Premiere Auto Trust
   6.150% due 03/06/2000                                        21           21
   5.510% due 07/08/2001                                       500          500
Residential Funding Mortgage Securities, Inc.
   5.460% due 07/25/2029                                       500          498
USAA Auto Loan Grantor Trust
   5.800% due 01/15/2005                                       724          729
WMC Mortgage Loan
   5.168% due 03/20/2028                                       749          749
                                                                      ---------
Total Asset-Backed Securities                                             5,639
(Cost $5,621)                                                         =========

-------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 6.0%
-------------------------------------------------------------------------------
Commonwealth of New Zealand
 4.500% due 02/15/2016                               N$      1,300          704
Fuji International Finance Trust
   0.250% due 12/31/2002                             JY     12,000           59
Republic of France
   3.000% due 07/25/2009                             EC        379          409
Tokai Bank
   2.750% due 10/04/2004                             JY     16,000          104
United Mexican States
   3.850% due 12/31/2019                                    35,000          246
   6.630% due 12/31/2019                             FF      1,500          185
                                                                      ---------
Total Foreign Currency-Denominated Issues                                 1,707
(Cost $1,700)                                                         =========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.5%
-------------------------------------------------------------------------------
Repurchase Agreement 2.1%
State Street Bank
   4.000% due 04/01/1999                              $        579          579
(Dated 03/31/1999. Collateralized by U.S.
Treasury Note 7.500% 10/31/1999 valued at
$591,239. Repurchase proceeds are $579,064.)


                                   1999 Annual Report See accompanying notes  99

Real Return Bond Fund
March 31, 1999


                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)
-------------------------------------------------------------------------------
U.S. Treasury Bills (e)(f) 3.4%
   4.493% due 05/27/1999-03/30/2000                       $   1,010  $      965
                                                                     ----------

Total Short-Term Instruments                                              1,544
(Cost $1,543)                                                           =======

Total Investments (a) 186.7%                                         $   52,661
(Cost $52,837)

Other Assets and Liabilities (Net) (86.7%)                              (24,450)
                                                                     ----------

Net Assets 100.0%                                                    $   28,211
                                                                     ==========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $52,851 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                 $      139

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (329)
                                                                     ----------

Unrealized depreciation-net                                          $     (190)
                                                                     ==========

(b) Foreign forward currency contracts outstanding at March 31, 1999:

                                  Principal
                                     Amount                          Unrealized
                                 Covered by          Settlement    Appreciation/
Type           Currency            Contract               Month   (Depreciation)
-------------------------------------------------------------------------------
Sell                 EC                 570             11/1999      $       52
Sell                 JY              10,272             05/1999               0
Sell                                 27,245             02/2000               9
Sell                 N$                 814             04/1999              (4)
Sell                                    503             05/1999               0
                                                                     ----------
                                                                     $       57
                                                                     ==========
 (c) Principal amount denoted in indicated currency:

       EC - European Currency Unit
       FF-  French Franc
       JY - Japanese Yen
       N$ - New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Securities with an aggregate market value of $965 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
Type                                                  Contracts    Appreciation
-------------------------------------------------------------------------------
10 Year Euro-Bond EUX (06/1999)                               3      $        1

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Subject to a financing transaction.



100  PIMCO Funds See accompanying notes

Schedule of Investments
Municipal Bond Fund
March 31, 1999

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
   MUNICIPAL BONDS & NOTES 99.4%
-------------------------------------------------------------------------------
Alabama 0.4%
Mobile, Alabama General Obligation Bonds,
(MBIA Insured), Series 1998,
0.000%, 02/15/2000(b)                                 $    325        $     221
                                                                      ---------
Arizona 4.1%
Santa Cruz County, Arizona Utility Revenue Bonds,
Series 1997, 4.750%, 08/01/2020                            100              102

Scottsdale, Arizona Industrial Development Authority
Hospital Revenue Bonds, (AMBAC Insured),
Series 1997 A, 6.500%, 09/01/2004                        1,130            1,266

Show Low, Arizona Industrial Development Authority
Hospital Revenue Bond, Series 1998,
5.500%, 12/01/2017                                       1,000            1,030
                                                                      ---------
                                                                          2,398
                                                                      =========
California 12.3%
Alameda, California Harbor Bay Business Pk Assmt
Revenue Bonds, Series 1998, 5.000%, 09/02/2006             360              357

Capistrano, California Unified School District
Special Tax, Series 1999, 5.000%, 09/01/2008               350              350

City of San Jose Redevelopment Agency Merged
Area Project, Tax Allocation Bonds, (MBIA Insured),
Series 1993, 6.000%, 08/01/2015                            500              578

Irvine, California Special Assessment Bond,
Series 1998, 4.800%, 09/02/2004                            150              150

Irvine, California Special Assessment Bond,
Series 1998, Group One, 4.900%, 09/02/2005                 150              150

Irvine, California Special Assessment Bond,
Series 1998, Group Three, 4.900%, 09/02/2005               160              160

Irvine, California Special Assessment Bond,
Series 1998, 5.000%, 09/02/2006                            150              150

Lake Elsinore California School Refunding Bonds,
Series 1998, 5.000%, 09/01/2006                            350              350

Los Angeles County Transportation Commission,
Sales Tax Revenue Refunding Bonds, Series 1991 B,
6.500%, 07/01/2013                                       1,000            1,076

Los Angeles, California Convention & Exhibition
Center Authority Lease Revenue Bonds, (MBIA Insured),
Series 1993, 6.125%, 08/15/2011                          1,000            1,155

Orange County, California Improvement Bond,
Series 1998 A, 4.900%, 09/02/2005                          300              300

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 4.900%, 09/02/2003                          150              155

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 5.000%, 09/02/2004                          150              155

Riverside County, California Special Tax
Refunding Bonds, Series 1999, 4.200%, 09/01/2001           300              300

Riverside County, California Special Tax, Series 1999,
4.700%, 09/01/2005                                         170              169

Sacramento County, California Refunding Bonds,
Series 1998, 4.900%, 09/02/2005                            300              299

San Jose, California Redevelopment Agency Tax
Allocation Bond, Series 1998, 5.000%, 08/01/2021      $  1,000        $     991

West Sacramento, California Refunding Bonds,
Series 1998, 5.000%, 09/02/2004                            350              355
                                                                      ---------
                                                                          7,200
                                                                      =========
Colorado 4.9%
Colorado Public Highway Authority Revenue Bond,
Series 1997 A, 5.000%, 09/01/2026                        1,500            1,472

Denver, Colorado Health & Hospital Revenue Bonds,
Series 1998 A, 5.000%, 12/01/2009                        1,390            1,406
                                                                      ---------
                                                                          2,878
                                                                      =========
Florida 5.9%
Dade County, Florida General Obligation Bonds,
(AMBAC Insured), Series 1988, 7.600%, 10/01/2006         1,690            2,070

Gainesville, Florida Revenue Bonds, Series 1979,
6.200%, 10/01/2002                                         300              312

Jacksonville Electric Authority, Bulk Power Supply
System Revenue Bonds, (Prerefunded 10/01/2000),
Scherer 4-1-A Project, Issue One, Series 1991,
6.750%, 10/01/2021                                       1,000            1,064
                                                                      ---------
                                                                          3,446
                                                                      =========
Georgia 0.2%
Dawson County, Georgia School District General
Obligation Bond, Series 1997, 4.900%, 04/01/2012           105              107
                                                                      ---------
Illinois 3.6%
Chicago, Illinois Wastewater Transmission
Revenue Bond, Series 1998 A, 5.000%, 01/01/2019          1,000              984

State of Illinois, Sales Tax Revenue Refunding Bonds,
Series 1992 Q, 6.000%, 6/15/2012                         1,000            1,125
                                                                      ---------
                                                                          2,109
                                                                      =========
Indiana 5.9%
Indiana Local Public Improvement Bonds Bank,
Transportation Revenue Bonds, Series 1992,
6.750%, 02/01/2014                                       1,000            1,204

Indiana Transportation Revenue Bonds, Series 1996,
6.000%, 11/01/2011                                       2,000            2,270
                                                                      ---------
                                                                          3,474
                                                                      =========
Louisiana 2.6%
Jefferson Parish, Louisiana Industrial Development
Board, Inc. Revenue Bonds, (Regions Bank Insured),
Series 1986, 2.632%, 12/01/2004                            600              600

Louisiana Local Government Environment Facility
Community Development Authority Revenue Bonds,
(AMBAC Insured), Series 1999, 4.500%, 12/01/2018(b)      1,000              930
                                                                      ---------
                                                                          1,530
                                                                      =========
Massachusetts 0.5%

Massachusetts State Development Finance Agency,
Series 1998, 4.700%, 11/01/2007                            210              210

Massachusetts State Development Finance Agency,
Series 1998, 4.800%, 11/01/2008                             90               90
                                                                      ---------
                                                                            300
                                                                      =========
Michigan 2.3%
Michigan State Building Authority Revenue Bonds,
Series 1997, 5.000%, 10/15/2014                            100              101

Michigan State Environmental Protection General
Obligation Bonds, Series 1992, 6.250%, 11/01/2012        1,100            1,274
                                                                      ---------
                                                                          1,375
                                                                      =========
Minnesota 1.7%
New Richland, Minnesota Revenue Bond,
Series 1998, 4.500%, 08/01/2004                          1,000            1,017
                                                                      ---------



                                  1999 Annual Report See accompanying notes 101

Municipal Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
-------------------------------------------------------------------------------
Mississippi 0.3%
Mississippi State Department of Corrections,
Certificate Participation Bonds, (AMBAC Insured),
Series 1997, 4.600%, 01/01/2008                     $      150       $      152
                                                                     ----------
Missouri 0.3%
Kansas City Water Revenue Bonds, Series 1998 B,
4.750%, 12/01/2003                                         100              104

Missouri State Development Finance Board
Infrastructure Facility Revenue Bonds,
(Canadian Imperial Bank Insured), Series 1997,
2.650%, 12/01/2003(b)                                      100              100
                                                                     ----------
                                                                            204
                                                                     ==========
New Hampshire 2.0%
New Hampshire Turnpike System, Refunding
Revenue Bonds, (FGIC Insured), Series 1991 A,
6.750%, 11/01/2011                                       1,000            1,159
                                                                     ----------
New Jersey 1.8%
Essex County, New Jersey Utility Authority,
Series 1999, 0.000%, 04/01/2011                          1,000              568

New Jersey Economic Development Authority,
Series 1998, 4.750%, 05/15/2002                            365              364

New Jersey State Tranportation Revenue Bonds,
(FSA Insured), Series 1997 A, 5.000%, 06/15/2018           150              150
                                                                     ----------
                                                                          1,082
                                                                     ==========
New Mexico 2.7%
Bernalillo County, New Mexico General
Obligation Bonds, Series 1997, 4.750%, 12/01/2013          150              152

Los Alamos County, Utility Revenue Bonds,
Series 1994 A, 6.000%, 07/01/2008                        1,000            1,099

Santa Fe County, El Castillo Retirement Nursing
Home Bonds, Series 1998 A, 5.250%, 05/15/2007              315              311
                                                                     ----------
                                                                          1,562
                                                                     ==========
New York 14.8%
New York City General Obligation Bonds,
Series 1995 B, 6.750%, 08/15/2003                        1,000            1,109

New York City General Obligation Bonds,
Series 1996 A, 7.000%, 08/01/2007                        1,000            1,170

New York Metropolitan Transit Authority Commuter
Revenue Bonds, Series 1997, 5.500%, 07/01/2021           1,000            1,033

New York State Dorm Authority Mental Health Services
Revenue Bonds, Series 1997 B, 6.000%, 08/15/2005         1,850            2,029

New York State Dorm Authority Revenue Bonds,
Series 1998 B, 4.900%, 02/15/2009                          100              102

New York State Environmental Facilities Special
Obligation Revenue Bonds, Series 1996,
5.125%, 04/01/2022                                       1,000            1,002

State of New York Thruway Authority Revenue Bonds,
(AMBAC-TCRS Insured), Series 1996,
6.000%, 04/01/2005                                       1,000            1,103

State of New York Thruway Authority Revenue Bonds,
(MBIA Insured), Series 1995 A, 5.500%, 04/01/2015        1,000            1,046
                                                                     ----------
                                                                          8,594
                                                                     ==========
North Carolina 3.6%
North Carolina Municipal Power Agency, Catawaba
Electric Revenue Bonds, (AMBAC Insured),
Series 1992, 6.000%, 01/01/2008                          1,000            1,116

North Carolina State School Improvement Bonds,
Series 1998, 4.750%, 04/01/2012                          1,000            1,016
                                                                     ----------
                                                                          2,132
                                                                     ==========
North Dakota 1.8%
Mercer County Pollution Control Revenue Bonds,
Series 1991, 6.900%, 02/01/2019                          1,000            1,071
                                                                     ----------
Ohio 3.7%
Cleveland Water and Sewer Refunding and
Improvement Revenue Bonds, (MBIA Insured),
Series 1993 G, Number 1, 5.500%, 01/01/2021              1,000            1,085

Ohio State Water Development Authority Pollution
Control Revenue Bonds, (MBIA Insured),
Series 1995, 6.000%, 06/01/2005                          1,000            1,106
                                                                     ----------
                                                                          2,191
                                                                     ==========
Pennsylvania 3.8%
Delaware County, Pennsylvania Hospital Revenue Bonds,
Series 1998, 4.900%, 12/01/2008                            100              101

Pennsylvania State Higher Educational Facilities
Health Services Revenue Bonds, Series 1994 B,
2.750%, 1/01/2024(b)                                       100              100

Philadelphia Gas Revenue Bonds, (FSA Insured),
Series 1998 C, 4.600%, 07/01/2008                          100              102

Philadelphia, Pennsylvania Authority for Industrial
Development, Series 1996, 3.200%, 12/01/200824(b)          300              300

Pittsburgh, Pennsylvania General Obligation Bonds,
(AMBAC Insured), Series 1993 A, 5.500%, 09/01/2014       1,525            1,645
                                                                     ----------
                                                                          2,248
                                                                     ----------
South Carolina 1.8%
Piedmont Municipal Power Agency Electric
Revenue Bonds, (MBIA Insured), Series 1996 B,
5.250%, 01/01/2013                                       1,000            1,038
                                                                     ----------
Tennessee 3.5%
Memphis-Shelby County Tennessee Airport Authority
Special Facilities and Project Revenue Bonds,
Series 1997, 5.350%, 09/01/2012                          1,000            1,041

Nashville & Davidson County, Tennessee
Revenue Bonds, Series 1998, 4.450%, 08/01/2007           1,000            1,001
                                                                     ----------
                                                                          2,042
                                                                     ==========
Texas 12.8%
Bexar, Texas Metro Water District Waterworks
System Revenue Bonds, (MBIA Insured),
Series 1998, 0.000%, 05/01/2035                          2,190              312

Board of Regents of the University of Texas System,
Revenue Financing System Refunding Bonds,
Prefunded and Unrefunded Series 1991 B,
6.750%, 08/15/2013                                         735              789

Houston, Texas Revenue Bonds, Series 1998,
0.000%, 09/15/2009.                                        175              109

Houston, Texas, Water & Sewer System Revenue
Bonds, Series 1993 B, 5.000%, 12/01/2018                 2,000            2,002

Nueces County, Texas Health Facilities,
(BankOne Texas N.A. Insured), Series 1985,
2.700%, 07/01/2015                                         300              300

San Antonio, Texas Refunding Bonds, Series 1998,
5.000%, 02/01/2014                                       1,380            1,399

Texas Municipal Power Agency, Series 1993,
0.000%, 09/01/2015                                       3,000            1,320

University of Texas Revenue Bonds, Series 1996,
5.250%, 08/15/2007                                       1,000            1,071

Waco, Texas General Obligation Bonds, Series 1997,
4.800%, 02/01/2011                                         150              152
                                                                     ----------
                                                                          7,454
                                                                     ==========

102  PIMCO Funds See accompanying notes

Municipal Bond Fund
March 31, 1999

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
Washington State 1.7%
Washington State Health Care Facility, Series 1985,
3.100%, 10/01/2005 (b)                               $     400        $     400

Washington State Public Power Supply System
Nuclear Project Revenue Bonds, (BIG Insured),
Series 1989, 0.000%, 07/01/2014                          1,270              600
                                                                      ---------
                                                                          1,000
                                                                      =========
West Virginia 0.4%
Kanawha Putnam County Huntington Charleston
West Virginia Single family Mortgage, Series 1984 A,
0.000%, 12/01/2016                                         550              222
                                                                      ---------
Total Municipal Bonds & Notes                                            58,206
(Cost $55,380)                                                        =========

-------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 0.3%
-------------------------------------------------------------------------------
State Street Global Advisors Tax Free Money Market
       2.51%  due  04/01/1999                              171              171
                                                                      ---------
Total Short-Term Instruments                                                171
(Cost $171)                                                           =========

Total Investments (a) 99.7%                                           $  58,377
(Cost $55,551)                                                        =========

Other Assets and Liabilities (Net) 0.3%                                     181
                                                                      ---------

Net Assets 100.0%                                                     $  58,558
                                                                      ---------


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $55,551 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $   2,835

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                  (9)
                                                                      ---------

Unrealized appreciation-net                                           $   2,826
                                                                      =========

(b) Variable rate security. The rate listed is as of March 31, 1999.


                                  1999 Annual Report See accompanying notes  103

Schedule of Investments
Foreign Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
-------------------------------------------------------------------------------
   Argentina (e)(f) 2.6%
-------------------------------------------------------------------------------
Republic of Argentina
      2.687% due 04/01/2001(d)                    AP    12,136    $      10,738
      5.000% due 12/20/2002                       JY   219,000            1,727
     12.110% due 04/10/2005(d)                     $     4,240            3,922
                                                                  -------------
Total Argentina                                                          16,387
(Cost $17,066)                                                    =============

-------------------------------------------------------------------------------
  Belgium (e)(f) 0.9%
-------------------------------------------------------------------------------
Kingdom of Belgium
      9.000% due 03/28/2003                       EC         5                6
      5.100% due 11/21/2004(d)                    BF   183,200            5,648
                                                                  -------------
Total Belgium                                                             5,654
(Cost $6,075)                                                     =============

-------------------------------------------------------------------------------
  Canada (e)(f) 8.8%
-------------------------------------------------------------------------------
Commonwealth of Canada
      5.250% due 09/01/2003(j)                    C$    31,200           20,924
      6.625% due 10/03/2007                       N$    20,830           11,233
      6.000% due 06/01/2008(j)                    C$    18,000           12,751
Hydro-Quebec
      3.526% due 04/25/2000                       DM     5,000            2,756
Providence of Manitoba
     11.000% due 08/15/2000                       C$     5,000            3,574
Province of Quebec
      3.352% due 02/09/2000(d)                    DM     5,000            2,760
Sears Canada
     11.700% due 07/10/2000                       C$     1,000              712
                                                                  -------------
Total Canada                                                             54,710
(Cost $55,270)                                                    =============

-------------------------------------------------------------------------------
  Cayman Islands (e)(f) 0.3%
-------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior, S.N.C.
      5.300% due 09/21/2000                       JY   200,000            1,722
                                                                  -------------
Total Cayman Islands                                                      1,722
(Cost $1,728)                                                     =============

-------------------------------------------------------------------------------
  Colombia (e)(f) 0.2%
-------------------------------------------------------------------------------
Republic of Colombia
      3.000% due 12/22/2000                       JY   150,000            1,163
                                                                  -------------
Total Colombia                                                            1,163
(Cost $1,160)                                                     =============

-------------------------------------------------------------------------------
  Denmark (e)(f) 5.4%
-------------------------------------------------------------------------------
Kingdom of Denmark
      6.000% due 11/15/2002                       DK    53,500            8,392
      7.000% due 11/15/2007                             61,200           10,586
Unikredit Mortgage
      5.000% due 10/01/2029                             27,150            3,643
Nykredit Mortgage
      5.000% due 10/01/2029                             59,370            7,972
Realkredit Mortgage
      5.000% due 10/01/2029                             19,200            2,581
                                                                  -------------
Total Denmark                                                            33,174
(Cost $33,463)                                                    =============

-------------------------------------------------------------------------------
  France (e)(f) 1.4%
-------------------------------------------------------------------------------
Caisse Autonome de Refinancement
      7.750% due 12/06/1999                              1,100              187
Republic of France
      7.750% due 10/25/2005(j)                    FF     2,800            3,727
      3.000% due 07/25/2009(h)                    EC     4,151            4,477
                                                                  -------------
Total France                                                              8,391
(Cost $8,835)                                                     =============

-------------------------------------------------------------------------------
  Germany (e)(f) 10.4%
-------------------------------------------------------------------------------
Allgemeine Hypobank AG
      3.250% due 07/02/1999                       DM    15,000    $      16,189
Barclays Capital Corp.
      3.246% due 12/20/2000                              2,000            1,101
Depfa Pfandbriefbank
      2.964% due 03/26/2001(d)                    EC    16,480           17,764
Dresdner Finance BV
      3.179% due 01/11/2000(d)                    DM     1,000              551
Republic of Germany
      6.500% due 07/04/2027(j)                    EC    21,379           28,154
      5.625% due 01/04/2028                                350              411
                                                                  -------------
Total Germany                                                            64,170
(Cost $63,332)                                                    =============

-------------------------------------------------------------------------------
  Greece (e)(f) 1.7%
-------------------------------------------------------------------------------
Hellenic Republic
     11.200% due 05/19/2003(d)                    GD   100,000              341
     11.100% due 06/17/2003(d)                         107,400              365
     11.000% due 10/23/2003(d)                         376,000            1,294
      8.600% due 03/26/2008(j)                       2,140,300            8,364
                                                                  -------------
Total Greece                                                             10,364
(Cost $10,797)                                                    =============

-------------------------------------------------------------------------------
  Ireland (f) 0.1%
-------------------------------------------------------------------------------
Republic of Ireland
      7.250% due 06/22/1999                       DM     1,500              835
                                                                  -------------
Total Ireland                                                               835
(Cost $851)                                                       =============

-------------------------------------------------------------------------------
  Italy (e)(f) 13.2%
-------------------------------------------------------------------------------
Republic of Italy
      6.000% due 02/15/2000                       EC    50,000           55,344
      5.500% due 09/15/2000(j)                             360              402
      4.750% due 05/01/2003                                  0                0
      7.250% due 11/01/2026(j)                           6,321            8,873
      6.500% due 11/01/2027(j)                          13,430           17,316
                                                                  -------------
Total Italy                                                              81,935
(Cost $82,977)                                                    =============

-------------------------------------------------------------------------------
  Japan (e)(f) 20.7%
-------------------------------------------------------------------------------
Government of Japan
      4.100% due 12/22/2003(j)                    JY 4,063,000           39,290
      4.500% due 12/20/2004(j)                       1,294,300           12,882
      4.600% due 03/21/2005(j)                       1,940,500           19,589
      4.000% due 06/20/2005(j)                       1,078,300           10,599
      3.400% due 06/20/2005(j)                       1,078,300           10,272
      3.000% due 09/20/2005(j)                       1,775,600           16,571
      0.900% due 12/22/2008(j)                       1,192,700            9,257
      2.000% due 03/20/2009(j)                       1,136,600            9,852
                                                                  -------------
Total Japan                                                             128,312
(Cost $132,128)                                                   =============

-------------------------------------------------------------------------------
  Mexico (f) 1.7%
-------------------------------------------------------------------------------
United Mexican States
      5.560% due 04/07/2000(l)                     $     5,804            5,804
      8.750% due 05/30/2002                                270              427
     10.375% due 01/29/2003                       DM     2,575            1,542
      8.750% due 04/07/2004(d)                     $     3,100            3,065
                                                                  -------------
Total Mexico                                                             10,838
(Cost $10,855)                                                    =============

-------------------------------------------------------------------------------
  Netherlands (f) 1.3%
-------------------------------------------------------------------------------
GMAC International Finance BV
      7.125% due 02/10/2000                        $       744            1,217
Kingdom of Netherlands
      5.750% due 01/15/2004                       DG     2,214            2,631
LBW Finance NV
      7.000% due 03/08/2000                              4,985            2,851



104  PIMCO Funds See accompanying notes

Schedule of Investments
Foreign Bond Fund
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
================================================================================
TPSA Finance BV
      7.750% due 12/10/2008                        $     1,470        $   1,436
                                                                      ----------
Total Netherlands                                                         8,135
(Cost $8,221)                                                         ==========

--------------------------------------------------------------------------------
  NEW ZEALAND (e)(f) 1.4%
--------------------------------------------------------------------------------
Commonwealth of New Zealand
      4.500% due 02/15/2016(j)                    N$    16,500            8,940
                                                                      ----------
Total New Zealand                                                         8,940
(Cost $9,440)                                                         ==========

--------------------------------------------------------------------------------
  NORWAY (f) 0.8%
--------------------------------------------------------------------------------
Norwegian Government
      5.500% due 05/15/2009(j)                    NK    37,200            5,056
                                                                      ----------
Total Norway                                                              5,056
(Cost $5,024)                                                         ==========

--------------------------------------------------------------------------------
  SINGAPORE (e)(f) 1.3%
--------------------------------------------------------------------------------
Singapore Government
      4.375% due 10/15/2005                       S$    13,300            7,875
                                                                      ----------
Total Singapore                                                           7,875
(Cost $7,867)                                                         ==========

--------------------------------------------------------------------------------
  SOUTH KOREA (f) 1.0%
--------------------------------------------------------------------------------

Korea Development Bank
      3.258% due 05/14/2001(d)                    DM     7,310            3,842
Korean Export-Import Bank
      7.250% due 06/25/2001                        $     1,945            1,901
      6.500% due 02/10/2002                                800              769
                                                                      ----------
Total South Korea                                                         6,512
(Cost $6,515)                                                         ==========

--------------------------------------------------------------------------------
  SPAIN (e)(f) 3.4%
--------------------------------------------------------------------------------
Kingdom of Spain
      6.000% due 01/31/2008(j)                    EC         0                0
      6.000% due 01/31/2029                             17,260           20,818
                                                                      ----------
Total Spain                                                              20,818
(Cost $22,223)                                                        ==========

--------------------------------------------------------------------------------
  SUPRANATIONAL (e)(f) 8.4%
--------------------------------------------------------------------------------
Eurofima

      5.625% due 11/25/1999                     FF       1,000              167
European Investment Bank
      6.250% due 07/28/1999                              3,000              499
     12.750% due 02/15/2000                     IL   1,262,000              761
      7.000% due 12/08/2003                     BP       6,300           10,892
International Bank for Reconstruction & Development
      7.250% due 10/13/1999                     DM      20,870           11,793
      6.875% due 07/14/2000                     BP       2,500            4,113
      7.000% due 09/18/2000                     N$       6,400            3,516
      7.250% due 04/09/2001                              6,400            3,547
      7.000% due 06/07/2002                     BP       1,100            1,862
      7.250% due 05/27/2003                     N$      10,670            5,991
International Finance Corp.
      6.340% due 02/17/2000                     BP       4,965            8,079
World Bank
     10.250% due 04/11/2002                     PP      31,000              729
                                                                      ----------
Total Supranational                                                      51,949
(Cost $52,615)                                                        ==========

--------------------------------------------------------------------------------
  SWEDEN (e)(f) 6.0%
--------------------------------------------------------------------------------
Kingdom of Sweden
     13.000% due 06/15/2001                     SK      11,200            1,638
      5.500% due 04/12/2002(j)                           6,100              788
      6.500% due 05/05/2008(j)                         248,600           35,057
                                                                      ----------
Total Sweden                                                             37,483
(Cost $37,234)                                                        ==========

--------------------------------------------------------------------------------
  UNITED KINGDOM (e)(f) 17.5%
--------------------------------------------------------------------------------
FCE Bank PLC
      7.500% due 12/08/1999                     DM       9,808    $       5,564
Polestar Corp. PLC
      10.500% due 05/30/2008                    BP       4,300            7,056
SCCR Series 1 Limited
      4.838% due 05/15/2000(d)                  IL  15,380,000            8,566
United Kingdom Gilt
      8.000% due 06/10/2003(j)                  BP      17,735           32,479
      8.500% due 12/07/2005(j)                           9,656           18,999
      7.250% due 12/07/2007(j)                          18,949           36,208
                                                                      ----------
Total United Kingdom                                                    108,872
(Cost $108,262)                                                       ==========

--------------------------------------------------------------------------------
  UNITED STATES (e)(f) 60.8%
--------------------------------------------------------------------------------
Corporate Bonds & Notes 19.5%
Associates Corp. of North America
      5.104% due 08/27/2001(d)                     $     5,000            5,013

AT&T Capital Corp.
      5.438% due 04/01/1999(d)                           7,800            7,800
      6.410% due 08/13/1999                              4,310            4,327
Capital One Bank
      6.420% due 11/12/1999(i)                          12,080           12,148
CSFP Credit
      6.199% due 11/19/2004(i)                          19,000           18,953
Delta Air Lines
      6.034% due 06/29/1999                              1,910            1,911
Ford Credit Auto Owner Trust
      5.810% due 03/15/2002                              8,000            8,055
General Electric Capital Corp.
      6.750% due 12/30/1999                     BP       1,029            1,676
      9.000% due 02/14/2000                              1,157            1,920
General Motors Acceptance Corp.
      5.100% due 12/10/2001-11/12/2002(d)(g)       $     7,100            7,103
      5.250% due 04/05/2004(d)                          12,200           12,179
J.P. Morgan & Co.
      5.459% due 02/15/2012                              5,500            4,869
Lehman Brothers, Inc.
      5.287% due 02/27/2001(d)                           4,900            4,873
Merrill Lynch & Co.
      5.299% due 11/01/2001(d)                           6,830            6,831
Occidental Petroleum
      8.500% due 09/15/2004                              1,800            1,808
Residential Reinsurance
      9.180% due 06/01/1999(d)                           2,250            2,275
RJR Nabisco
      8.625% due 12/01/2002                              4,100            4,263
Salomon, Smith Barney Holdings
      3.650% due 02/14/2002                             12,555           12,232
Toyota Motor Credit
      7.250% due 02/23/2000                     DM       5,090            2,905
                                                                      ----------
                                                                        121,141
                                                                      ==========
U.S. Government Agencies 11.0%
Federal Home Loan Bank
      4.609% due 02/15/2002(d)                     $    14,000           13,655
Federal National Mortgage Assn.
      6.875% due 06/07/2002(j)                  BP      10,230           17,315
      7.250% due 06/20/2002                     N$      14,850            8,299
      6.500% due 07/10/2002(j)                  A$       7,900            5,189
Student Loan Marketing Assn.
      5.248% due 01/25/2003(d)                     $     6,353            6,362
      5.070% due 04/25/2004(d)                             504              499
      5.008% due 10/25/2004(d)                           1,047            1,045
      5.098% due 04/25/2006(d)                           6,466            6,444
      5.178% due 04/25/2007(d)                           9,710            9,711
                                                                      ----------
                                                                         68,519
                                                                      ==========
U.S. Treasury Obligations 13.0%
Treasury Inflation Protected Securities
      3.625% due 07/15/2002(h)(j)                       66,780           66,362
      3.625% due 07/15/2002(h)                          14,310           14,220
                                                                      ----------
                                                                         80,582
                                                                      ==========

                                 1999 Annual Report  See accompanying notes  105

Foreign Bond Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
================================================================================
Mortgage-Backed Securities 8.8%
Chase Mortgage Finance Corp.
      6.550% due 08/25/2028                          $   3,360        $   3,392
Citicorp Mortgage Securities, Inc.
      6.500% due 07/25/2028                              3,980            4,014
Federal Home Loan Mortgage Corp.
      6.000% due 03/15/2008                              1,220            1,223
      9.050% due 06/15/2019                                 92               98
      7.441% due 06/01/2022(d)                           1,714            1,745
      7.500% due 08/01/2022(d)                           1,060            1,086
      6.500% due 09/15/2022                                287              287
      6.000% due 05/17/2029                              2,000            1,944
Federal National Mortgage Assn.
      5.500% due 02/25/2005                                523              522
      7.531% due 07/01/2021(d)                           1,311            1,339
      7.060% due 11/01/2022(d)                           1,362            1,400
      6.561% due 01/01/2023(d)                           1,775            1,820
      6.613% due 01/01/2023(d)                           2,398            2,457
      7.329% due 08/01/2023(d)                           1,431            1,470
Government National Mortgage Assn.
      6.125% due 11/20/2021(d)                             739              752
      6.875% due 05/20/2022(d)                              67               68
      6.625% due 07/20/2022-09/20/2022(d)(g)             1,269            1,291
      6.875% due 05/20/2023(d)                             734              747
      6.625% due 07/20/2023-09/20/2023(d)(g)             4,517            4,592
      6.125% due 10/20/2023-10/20/2024(d)(g)             4,495            4,564
      6.875% due 04/20/2025(d)                             259              263
      6.625% due 07/20/2025-09/20/2025(d)(g)             8,712            8,845
      6.125% due 12/20/2025(d)                             434              440
      6.625% due 09/20/2026(d)                             977              990
      6.125% due 11/20/2026-12/20/2026(d)(g)             2,305            2,343
      6.880% due 04/20/2027(d)                           2,580            2,620
Independent National Mortgage Corp.
      8.107% due 11/25/2024(d)                              82               84
Morgan Stanley Mortgage
      8.150% due 07/20/2021                                  3                3
Sears Mortgage
      6.499% due 06/25/2022(d)                             107              108
Structured Asset Mortgage Investments, Inc.
      6.580% due 06/25/2029(d)                           3,300            3,338
Structured Asset Securities Corp.
      5.439% due 10/25/2028(d)                             882              883
                                                                      ----------
                                                                         54,728
                                                                      ==========
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
      5.157% due 03/25/2027(d)                           1,566            1,566
Banc One Auto Grantor Trust
      6.270% due 11/20/2003                                891              901
      6.290% due 07/20/2004                              1,183            1,196
Chase Manhattan Grantor Trust
      6.610% due 09/15/2002                                706              715
Citibank Credit Card Master Trust
      4.946% due 05/15/2002                              1,200            1,200
Comed Transitional Funding Trust
      5.380% due 03/25/2002                              1,318            1,321
Conti Mortgage Home Equity Loan Trust
      5.106% due 10/15/2012(d)                           3,337            3,335
      6.020% due 12/25/2013                             17,000           16,995
Daimler-Benz Vehicle Trust
      5.230% due 06/10/2000                              2,880            2,881
Emergent Home Equity Loan Trust
      6.745% due 05/15/2012                              2,494            2,504
EQCC Home Equity Loan Trust
      5.770% due 03/20/2029                              5,000            5,001
      5.202% due 03/20/2029(d)                           1,000            1,000
First Security Auto Owner Trust
      5.311% due 04/15/2002                              2,000            2,005
Illinois Power Special Purpose Trust
      5.390% due 06/25/2002                              1,140            1,144
MBNA Master Credit Card Trust
      6.050% due 11/15/2002                              2,070            2,090
Nissan Auto Receivables Grantor Trust
      5.450% due 04/15/2004                              4,581            4,578
Premier Auto Trust
      6.250% due 08/06/2001                              2,277            2,290
USAA Auto Loan Grantor Trust
      5.800% due 01/15/2005                          $   1,955        $   1,968
                                                                      ----------
                                                                         52,690
                                                                      ----------
Total United States                                                     377,660
(Cost $376,841)                                                       ==========

--------------------------------------------------------------------------------
   Purchased Call Options 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
      Strike @ 101.188 Exp. 06/14/1999
      7.250% due 05/15/2004                              3,400              249
                                                                      ----------
Total Purchased Call Options                                                249
(Cost $255)                                                           ==========


--------------------------------------------------------------------------------
  Short-Term Instruments 7.2%
--------------------------------------------------------------------------------
Commercial Paper 5.2%
Bank of Tokyo
      5.928% due 07/30/1999                              5,940            5,955
E.I. Du Pont de Nemours
      4.860% due 04/23/1999                              2,300            2,293
      4.800% due 06/07/1999                              2,700            2,675
Ford Motor Credit Corp.
      4.840% due 04/23/1999                              9,500            9,472
National Rural Utilities Cooperative
      4.820% due 06/17/1999                              1,800            1,781
Pfizer, Inc.
      4.820% due 05/17/1999                              8,000            7,951
Proctor & Gamble Co.
      4.810% due 05/26/1999                              1,900            1,886
Shell Oil Co.
      4.790% due 06/04/1999                                400              397
                                                                      ----------
                                                                         32,410
                                                                      ==========
Repurchase Agreement 2.0%
State Street Bank
      4.000%  due  04/01/1999                           12,158           12,158
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Note 5.375% 01/31/2000 valued at
      $12,402,018. Repurchase proceeds are
      $12,159,351.)

U.S. Treasury Bills (b)(g) 0.0%
      4.402% due 06/24/1999                                275              273
                                                                      ----------

Total Short-Term Instruments                                              44,841
(Cost $44,827)                                                        ==========

Total Investments (a) 176.5%                                          $1,096,045
(Cost $1,103,861)

Written Options (c) (0.0%)                                                  (90)
(Premiums $126)

Other Assets and Liabilities (Net) (76.5%)                             (475,172)
                                                                      ----------

Net Assets 100.0%                                                     $ 620,783
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,097,543 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $   8,571

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (16,493)
                                                                      ----------

Unrealized depreciation net                                           $  (7,922)
                                                                      ==========


106  PIMCO Funds  See accompanying notes

================================================================================
(b) Securities with an aggregate market value of $273 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                          # of     Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                           19    $          13
Eurodollar September Futures (09/2000)                      34               16
Eurodollar December Futures (12/2000)                       19               10
U.S. Treasury 30 Year Bond (06/1999)                        40              (41)
United Kingdom 90 Day LIBOR (12/2000)                      287             (114)
                                                                  --------------
                                                                  $        (116)
                                                                  ==============

(c) Premiums received on written options:

Type                                                   Par   Premium      Value
--------------------------------------------------------------------------------
Call - OTC Japanese Yen vs US Dollar
   Strike 115.00 Exp. 04/22/1999               JY    6,110  $     79  $      43
Call - OTC Government of Japan
   2,000% due 03/20/2009
   Strike 102.50 Exp. 04/23/1999                   972,800        47         47
                                                            --------------------
                                                            $    126  $      90
                                                            ====================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                                Principal
                                   Amount                             Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------
Buy                A$               7,130               04/1999   $          (9)
Sell                                7,139               04/1999              35
Buy                AP               6,455               04/1999             158
Buy                                 3,410               05/1999             102
Buy                BP               2,086               04/1999              (8)
Sell                               51,501               04/1999             308
Sell                                  790               05/1999               0
Buy                C$               8,318               04/1999              17
Sell                               15,201               04/1999              62
Buy                DK              28,442               04/1999               5
Sell                              141,782               04/1999           1,453
Buy                                26,966               05/1999             (58)
Sell                               81,015               05/1999              60
Buy                EC              50,872               04/1999          (2,293)
Sell                              137,087               04/1999           3,062
Buy                                 3,880               05/1999              (3)
Sell               GD             596,882               04/1999              73
Buy                JY              39,539               04/1999              11
Sell                              138,795               04/1999               4
Sell                            2,185,916               05/1999              49
Buy                N$              40,847               04/1999            (109)
Sell                               36,088               04/1999             174
Sell                               82,083               05/1999            (477)
Buy                S$                  45               04/1999              (1)
Sell                               13,805               06/1999              (6)
Buy                SF              19,457               04/1999            (186)
Sell                               19,799               04/1999             124
Buy                SK             335,632               04/1999          (1,753)
Sell                              374,274               04/1999           1,747
                                                                      ----------
                                                                      $   2,541
                                                                      ==========

(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          AP - Argentine Peso
          BF - Belgian Franc
          BP - British Pound
          C$ - Canadian Dollar
          DK - Danish Krone
          DM - German Mark
          EC - European Currency Unit
          FF - French Franc
          FM - Finnish Markka
          GD - Greek Drachma
          IL - Italian Lira
          JY - Japanese Yen
          N$ - New Zealand Dollar
          NK - Norwegian Kroner
          S$ - Singapore Dollar
          SF - Swiss Franc
          SK - Swedish Krona

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Restricted security.

(j) Subject to a financing transaction.

(k) Swap agreements outstanding at March 31, 1999

                                                      Notional        Unrealized
Type                                                    Amount    (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month United Mexican States and pay United Mexican States fixed rate.

Broker: Merrill Lynch                                $   5,804        $    (116)
Exp. 04/07/2000

(l) Subject to an asset swap.



                                 1999 Annual Report  See accompanying notes  107

Schedule of Investments
Global Bond Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
  ARGENTINA (f)(g) 2.7%
--------------------------------------------------------------------------------
Republic of Argentina
      2.687% due 04/01/2001(d)                AP         5,562        $   4,921
     12.110% due 04/10/2005(d)                 $         2,610            2,414
                                                                      ----------
Total Argentina                                                           7,335
(Cost $7,725)                                                         ==========

--------------------------------------------------------------------------------
  BELGIUM (f) 1.1%
--------------------------------------------------------------------------------
Kingdom of Belgium
      5.100% due 11/21/2004(d)(h)             BF        95,900            2,957
                                                                      ----------
Total Belgium                                                             2,957
(Cost $3,165)                                                         ==========

--------------------------------------------------------------------------------
  CANADA (f)(g) 5.7%
--------------------------------------------------------------------------------
Canadian Imperial Bank
      3.166% due 10/16/2000(d)                DM           600              331
Commonwealth of Canada
      5.250% due 09/01/2003(h)                C$        11,840            7,940
      6.625% due 10/03/2007                   N$         8,680            4,681
      6.000% due 06/01/2008(h)                C$         3,400            2,409
                                                                      ----------
Total Canada                                                             15,361
(Cost $15,257)                                                        ==========

--------------------------------------------------------------------------------
  CAYMAN ISLANDS (f)(g) 0.3%
--------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior, S.N.C.
      5.300% due 09/21/2000                   JY        80,000              689
                                                                      ----------
Total Cayman Islands                                                        689
(Cost $691)                                                           ==========

--------------------------------------------------------------------------------
  COLOMBIA (f) 0.3%
--------------------------------------------------------------------------------
Republic of Colombia
      3.000% due 12/22/2000                   JY       100,000              775
                                                                      ----------
Total Colombia                                                              775
(Cost $773)                                                           ==========

--------------------------------------------------------------------------------
  DENMARK (f)(g) 5.1%
--------------------------------------------------------------------------------
Kingdom of Denmark
      6.000% due 11/15/2002                   DK        18,800            2,949
      7.000% due 11/15/2007(h)                          25,500            4,411
Nykredit Mortgage
      5.000% due 10/01/2029                             26,740            3,590
Realkredit Danmark Mortgage
      5.000% due 10/01/2029                              8,100            1,089
Unikredit Realkredit Mortgage
      5.000% due 10/01/2029                             11,350            1,523
                                                                      ----------
Total Denmark                                                            13,562
(Cost $13,722)                                                        ==========

--------------------------------------------------------------------------------
  FINLAND (f)(g) 0.6%
--------------------------------------------------------------------------------
Republic of Finland
      6.000% due 04/25/2008(h)                EC         1,346            1,639
                                                                      ----------
Total Finland                                                             1,639
(Cost $1,688)                                                         ==========

--------------------------------------------------------------------------------
  FRANCE (f)(g) 1.4%
--------------------------------------------------------------------------------
Republic of France
      3.000% due 07/25/2009                   EC         3,315            3,575
RhonePoulenc
      8.750% due 11/26/1999                   FF           780              133
                                                                      ----------
Total France                                                              3,708
(Cost $3,842)                                                         ==========

--------------------------------------------------------------------------------
  GERMANY (f)(g) 1.5%
--------------------------------------------------------------------------------
Republic of Germany
      5.625% due 01/04/2028(h)                EC         3,403        $   3,999
                                                                      ----------
Total Germany                                                             3,999
(Cost $4,097)                                                         ==========

--------------------------------------------------------------------------------
  GREECE (f)(g) 2.0%
--------------------------------------------------------------------------------
Hellenic Republic
     12.600% due 05/19/2003(d)                GD       100,000              341
     11.100% due 06/17/2003(d)                          69,100              235
     11.000% due 10/23/2003(d)                         344,000            1,184
      8.600% due 03/26/2008(h)                         955,500            3,707
                                                                      ----------
Total Greece                                                              5,467
(Cost $5,807)                                                         ==========

--------------------------------------------------------------------------------
  ITALY (f)(g) 2.6%
--------------------------------------------------------------------------------
Republic of Italy
      6.500% due 11/01/2027(h)                EC         5,460            7,040
                                                                      ----------
Total Italy                                                               7,040
(Cost $6,999)                                                         ==========

--------------------------------------------------------------------------------
  JAPAN (f)(g) 10.5%
--------------------------------------------------------------------------------
Government of Japan
      4.500% due 12/20/2004(h)                JY       444,000            4,419
      4.600% due 03/21/2005(h)                         558,900            5,642
      3.400% due 06/20/2005(h)                         179,200            1,707
      4.000% due 06/20/2005(h)                         179,200            1,761
      3.000% due 09/20/2005(h)                         636,900            5,944
      0.900% due 12/22/2008(h)                         498,100            3,866
      2.000% due 03/20/2009(h)                         498,200            4,318
Nippon Telegraph & Telephone Corp.
      7.125% due 03/06/2000                   DM           700              400
                                                                      ----------
Total Japan                                                              28,057
(Cost $28,718)                                                        ==========

--------------------------------------------------------------------------------
  MEXICO (f) 1.5%
--------------------------------------------------------------------------------
United Mexican States
      5.560% due 04/07/2000(l)                   $         967              967
     10.375% due 01/29/2003                     DM       2,904            1,739
      8.750% due 04/07/2004(d)                   $       1,400            1,384
                                                                      ----------
Total Mexico                                                              4,090
(Cost $4,131)                                                         ==========

--------------------------------------------------------------------------------
   NETHERLANDS 0.3%
--------------------------------------------------------------------------------
TPSA Finance BV
      7.750% due 12/10/2008                      $         760              742
                                                                      ----------
Total Netherlands                                                           742
(Cost $755)                                                           ==========

--------------------------------------------------------------------------------
  NEW ZEALAND (f)(g) 1.2%
--------------------------------------------------------------------------------
Commonwealth of New Zealand
      4.500% due 02/15/2016                   N$         6,181            3,349
                                                                      ----------
Total New Zealand                                                         3,349
(Cost $3,705)                                                         ==========

--------------------------------------------------------------------------------
  NORWAY (f) 0.8%
--------------------------------------------------------------------------------
Norwegian Government
      5.500% due 05/15/2009(h)                NK        16,030            2,179
                                                                      ----------
Total Norway                                                              2,179
(Cost $2,165)                                                         ==========


108  PIMCO Funds See accompanying notes

Schedule of Investments
Global Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
  PORTUGAL (f)(g) 2.7%
--------------------------------------------------------------------------------
Obrig Do Tes Medio Prazo
      5.375% due 03/23/2000                      EC      6,500        $   7,173
                                                                      ----------
Total Portugal                                                            7,173
(Cost $7,478)                                                         ==========

--------------------------------------------------------------------------------
  SINGAPORE (f)(g) 1.3%
--------------------------------------------------------------------------------
Singapore Government
      4.375% due 10/15/2005                      S$      5,900            3,493
                                                                      ----------
Total Singapore                                                           3,493
(Cost $3,490)                                                         ==========

--------------------------------------------------------------------------------
  SOUTH KOREA (f)(g) 1.5%
--------------------------------------------------------------------------------
Korea Development Bank
      5.668% due 05/06/2000(d)                   BP      1,470            2,281
      3.258% due 05/14/2001(d)                   DM        520              273
Korean Export-Import Bank
      7.250% due 06/25/2001                       $      1,300            1,271
      6.500% due 02/10/2002                                300              288
                                                                      ----------
Total South Korea                                                         4,113
(Cost $4,145)                                                         ==========

--------------------------------------------------------------------------------
  SPAIN (f)(g) 1.3%
--------------------------------------------------------------------------------
Kingdom of Spain
      6.000% due 01/31/2029(h)                   EC      2,862            3,452
                                                                      ----------
Total Spain                                                               3,452
(Cost $3,849)                                                         ==========

--------------------------------------------------------------------------------
  SUPRANATIONAL (f)(g) 6.8%
--------------------------------------------------------------------------------
European Investment Bank
      7.000% due 12/08/2003                      BP      2,800            4,841
International Bank for Reconstruction & Development (World Bank)
      6.875% due 07/14/2000                              1,500            2,468
      7.000% due 09/18/2000                      N$      3,200            1,758
      7.250% due 04/09/2001                              3,200            1,774
      7.000% due 06/07/2002                      BP      1,000            1,693
      7.250% due 05/27/2003                      N$      9,190            5,160
World Bank
     10.250% due 04/11/2002                      PP     29,000              682
                                                                      ----------
Total Supranational                                                      18,376
(Cost $18,623)                                                        ==========

--------------------------------------------------------------------------------
  SWEDEN (f)(g) 5.7%
--------------------------------------------------------------------------------
Kingdom of Sweden
     13.000% due 06/15/2001                      SK     10,300            1,506
      5.500% due 04/12/2002(h)                           2,700              349
      6.500% due 05/05/2008(h)                          94,800           13,368
                                                                      ----------
Total Sweden                                                             15,223
(Cost $15,270)                                                        ==========

--------------------------------------------------------------------------------
   UNITED KINGDOM (f)(g) 13.7%
--------------------------------------------------------------------------------
Cadbury Schweppes PLC
      8.000% due 12/29/2000                      BP        800            1,342
Equitable
      8.000% due 08/29/2049(d)                           6,100           10,710
Polestar Corp. PLC
     10.500% due 05/30/2008                              2,360            3,872
SCCR Series 1 Limited
      4.838% due 05/15/2000(d)                   IL    200,000              111
United Kingdom Gilt
      8.000% due 06/10/2003(h)                   BP      9,480           17,213
      7.250% due 12/07/2007(h)                           1,880            3,595
                                                                      ----------
Total United Kingdom                                                     36,843
(Cost $37,206)                                                        ==========

--------------------------------------------------------------------------------
  UNITED STATES (f)(g) 76.1%
--------------------------------------------------------------------------------
Asset-Backed Securities 8.2%
AFC Home Equity Loan Trust
      5.249% due 12/22/2027(d)                       $    1,358        $   1,347
Banc One Auto Grantor Trust
      6.270% due 11/20/2003                                384              388
      6.290% due 07/20/2004                                591              598
Chase Manhattan Grantor Trust
      6.610% due 09/15/2002                                339              343
Comed Transitional Funding Trust
      5.380% due 03/25/2002                                678              680
Conti Mortgage Home Equity Loan Trust
      5.106% due 10/15/2012(d)                           1,613            1,612
      6.020% due 12/25/2013                              5,575            5,573
DaimlerBenz Vehicle Trust
      5.230% due 06/10/2000                              1,480            1,480
Emergent Home Equity Loan Trust
      6.745% due 05/15/2012                              1,209            1,214
First Security Auto Owner Trust
      5.311% due 04/15/2002                              1,000            1,003
Illinois Power Special Purpose Trust
      5.390% due 06/25/2002                                585              587
Nissan Auto Receivables Grantor Trust
      5.450% due 04/15/2004                              1,848            1,846
Pacific Southwest Bank
      6.060% due 06/15/2002                                714              715
Premier Auto Trust
      6.250% due 08/06/2001                                759              763
Residential Asset Securities Corp.
      5.080% due 12/25/2013(d)                           2,950            2,950
USAA Auto Loan Grantor Trust
      5.800% due 01/15/2005                                941              948
                                                                      ----------
                                                                         22,047
                                                                      ==========
Corporate Bonds & Notes 18.1%
Associates Corp. of North America
      5.104% due 08/27/2001(d)                           2,400            2,406
      3.374% due 06/30/2003(d)                             800              860
AT&T Capital Corp.
      6.410% due 08/13/1999                              2,000            2,008
CSFP Credit
      6.199% due 11/19/2004(j)                          10,750           10,723
Delta Air Lines
      6.034% due 06/29/1999(j)                             960              960
Ford Credit Auto Owner Trust
      5.810% due 03/15/2002                              3,500            3,524
General Motors Acceptance Corp.
      5.100% due 12/10/2001(d)                           1,900            1,902
      9.000% due 10/15/2002                              1,140            1,257
      5.250% due 04/05/2004(d)                           4,800            4,792
Hewlett-Packard Finance
      5.625% due 11/20/2000                   DM         1,300              743
Lehman Brothers, Inc.
      5.287% due 02/27/2001(d)                       $   2,300            2,287
Merrill Lynch & Co.
      5.334% due 09/30/2000(d)                             540              538
      5.299% due 11/01/2001(d)                           2,970            2,970
Occidental Petroleum
      8.500% due 09/15/2004                                800              804
Residential Reinsurance
      9.180% due 06/01/1999(d)                           1,250            1,264
RJR Nabisco
      8.625% due 12/01/2002                              2,400            2,495
Salomon, Smith Barney Holdings
      3.650% due 02/14/2002                              6,443            6,278
TCI Communications, Inc.
      5.675% due 04/01/2002(d)                           2,700            2,754
                                                                      ----------
                                                                         48,565
                                                                      ==========
Mortgage-Backed Securities 16.1%
Chase Mortgage Finance Corp.
      6.550% due 08/25/2028                              1,590            1,605
Citicorp Mortgage Securities, Inc.
      6.500% due 07/25/2028                              1,890            1,906


                                  1999 Annual Report See accompanying notes  109

Global Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount            Value
                                                        (000s)            (000s)
================================================================================
Federal Home Loan Mortgage Corp.
      6.000% due 03/15/2008                          $     610        $     612
      7.324% due 05/01/2023(d)                             418              429
      6.000% due 01/01/2029-05/17/2029(c)               26,617           25,237
Federal Housing Administration
      7.400% due 02/01/2021                              1,513            1,578
Federal National Mortgage Assn.
      7.500% due 11/01/2001 01/01/2002(c)                  329              338
      5.500% due 02/25/2005                                244              244
      6.500% due 04/01/2009                                537              544
      7.441% due 11/01/2023(d)                             314              326
      6.707% due 03/01/2024(d)                             235              242
Government National Mortgage Association
      6.625% due 07/20/2022-09/20/2022(c)(d)               540              550
      6.875% due 05/20/2023-06/20/2023(c)(d)               784              796
      6.625% due 07/20/2023-09/20/2023(c)(d)             1,149            1,167
      6.125% due 11/20/2023-10/20/2024(c)(d)             1,514            1,537
      6.625% due 07/20/2025-09/20/2025(c)(d)             2,264            2,298
      6.125% due 12/20/2025(d)                             155              157
      6.625% due 09/20/2026(d)                             313              317
      6.125% due 11/20/2026-12/20/2026(c)(d)             1,207            1,226
Independent National Mortgage Corp.
      8.107% due 11/25/2024(d)                              45               46
Residential Funding Mortgage Securities, Inc.
      7.793% due 03/25/2025(d)                             621              639
Resolution Trust Corp.
      8.000% due 04/25/2025                                  4                4
Structured Asset Mortgage Investments, Inc.
      6.580% due 06/25/2029(d)                           1,440            1,456
Structured Asset Securities Corp.
      5.439% due 10/25/2028(d)                              77               77
                                                                      ----------
                                                                         43,331
                                                                      ==========
U.S. Government Agencies 11.0%
Federal National Mortgage Assn.
      6.875% due 06/07/2002(h)                    BP     6,510           11,019
      7.250% due 06/20/2002                       N$     6,360            3,554
Student Loan Marketing Assn.
      5.248% due 01/25/2003(d)                     $     3,502            3,507
      5.070% due 04/25/2004(d)                             504              499
      5.178% due 04/25/2007(d)                          10,799           10,801
                                                                      ----------
                                                                         29,380
                                                                      ==========
U.S. Treasury Obligations 22.7%
Treasury Inflation Protected Securities
      3.625% due 07/15/2002(i)                          44,315           44,038
      3.375% due 01/15/2007(i)                           7,259            6,991
U.S. Treasury Bonds
      6.000% due 02/15/2026                              2,320            2,361
U.S. Treasury Notes
      7.250% due 05/15/2004                              6,890            7,508
                                                                      ----------
                                                                         60,898
                                                                      ----------
Total United States                                                     204,221
(Cost $204,671)                                                       ==========

--------------------------------------------------------------------------------
  PURCHASED CALL OPTIONS 0.1%
--------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
      7.250% due 05/15/2004
     Strike @ 101.188 Exp.06/14/1999                     2,000              146
                                                                      ----------
Total Purchased Call Options                                                146
(Cost $150)                                                           ==========

--------------------------------------------------------------------------------
  SHORT TERM INSTRUMENTS 5.2%
--------------------------------------------------------------------------------
Certificate of Deposit 1.2%
Bank of Tokyo
      5.928% due 07/30/1999                              3,080            3,088
Commercial Paper 2.2%
IBM Corp.
      4.810% due 04/08/1999                              1,400            1,399
Shell Oil Co.
      4.790% due 06/04/1999                              4,500            4,461
                                                                      ----------
                                                                          5,860
                                                                      ==========
Repurchase Agreements 1.6%
State Street Bank
      4.000% due 04/01/1999                          $     949        $     949
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Note 7.750% 01/30/2000 valued at
      $968,286. Repurchase proceeds are $949,105.)

Daiwa Securities
      4.920% due 04/01/1999                              3,400            3,400
                                                                      ----------
     (Dated 03/31/1999. Collateralized by U.S.
     Treasury Note 8.375% 08/15/2008 valued at
     $3,481,770. Repurchase proceeds are $3,400,465.)                     4,349
                                                                      ----------
U.S. Treasury Bills (b)(c) 0.2%
      4.438% due  04/29/1999-06/24/1999                    675              670
                                                                      ----------

Total Short-Term Instruments                                             13,967
(Cost $13,958)                                                        ==========


Total Investments (a) 152.0%                                          $ 407,956
(Cost $412,080)

Written Options (e) (0.0%)                                                  (40)
(Premiums $56)

Other Assets and Liabilities (Net) (52.0%)                             (139,606)
                                                                      ----------

Net Assets 100.0%                                                     $ 268,310
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $412,261 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $   1,967

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (6,272)
                                                                      ----------

Unrealized depreciation-net                                           $  (4,305)
                                                                      ==========

(b) Securities with an aggregate market value of $670 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                           # of    Appreciation/
Type                                                  Contracts   (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                             8       $       5
Eurodollar September Futures (09/2000)                       17               8
Eurodollar December Futures (12/2000)                         8               4
U.S. Treasury 10 Year Note (06/1999)                        332             149
United Kingdom 90 Day LIBOR (12/2000)                        81             (39)
                                                                      ----------
                                                                      $     127
                                                                      ==========

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31,1999.


110  PIMCO Funds  See accompanying notes

Schedule of Investments
Global Bond Fund
March 31, 1999

================================================================================
(e) Premium received on written options:

Type                                        Par        Premium            Value
--------------------------------------------------------------------------------
Call - OTC Government of Japan
   2.000% due 03/2009
   Strike @ 102.50 Exp. 04/23/1999  JY      426        $    21           $   21
Call - OTC Japanese Yen vs US Dollar
   Strike @ 115.50 Exp. 04/22/1999        2,700             35               19
                                                       -------------------------
                                                       $    56           $   40
                                                       =========================
(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          AP - Argentine Peso
          BF - Belgian Franc
          BP - British Pound
          C$ - Canadian Dollar
          DK - Danish Krone
          DM - German Mark
          EC - European Currency Unit
          FF - French Franc
          GD - Greek Drachma
          IL - Italian Lira
          JY - Japanese Yen
          N$ - New Zealand Dollar
          NK - Norwegian Kron
          PP - Philippines Peso
          S$ - Singapore Dollar
          SF - Swiss Franc
          SK - Swedish Krona

(g) Foreign forward currency contracts outstanding at March 31, 1999:

                                 Principal
                                    Amount                            Unrealized
                                Covered by           Settlement    Appreciation/
Type         Currency             Contract                Month   (Depreciation)
--------------------------------------------------------------------------------
Buy                A$                3,229              05/1999   $         (37)
Buy                AP                3,132              04/1999              77
Buy                                  1,600              05/1999              48
Buy                BP                1,296              04/1999              (5)
Sell                                16,433              04/1999             271
Sell                                   340              05/1999               0
Buy                C$               20,905              04/1999              82
Sell                                10,467              04/1999              34
Buy                DK               10,735              04/1999               2
Sell                                22,803              04/1999             194
Buy                                  8,053              05/1999             (17)
Sell                                34,052              05/1999              21
Buy                EC              106,473              04/1999          (4,110)
Sell                                13,067              04/1999             349
Buy                                  3,300              05/1999              (3)
Sell               GD              532,714              04/1999              65
Buy                JY            3,094,255              04/1999            (510)
Sell                                 8,245              04/1999               0
Buy                              1,453,543              05/1999             (18)
Sell                                62,921              05/1999               7
Buy                N$                1,304              04/1999              14
Sell                                32,316              04/1999             171
Buy                                  1,424              05/1999              (3)
Sell                                 8,885              05/1999             (20)
Sell               S$                    3              04/1999               0
Sell                                 6,123              06/1999              (3)
Buy                SF                3,333              04/1999             (32)
Sell                                 3,497              04/1999              22
Buy                SK               98,422              04/1999            (739)
Sell                                94,902              04/1999             526
Sell                                   901              05/1999               0
                                                                      ----------
                                                                      $  (3,614)
                                                                      ==========

(h) Subject to a financing transaction.

(i) Principal amount of the security is adjusted for inflation.

(j) Restricted security.

(k) Swap agreements outstanding at March 31, 1999:

                                                                      Unrealized
                                                      Notional     Appreciation/
Type                                                    Amount    (Depreciation)
--------------------------------------------------------------------------------
Receive fixed rate equal to 5.935% and pay floating rate on 6 month BP-LIBOR.

Broker: Merrill Lynch
Exp. 11/05/2003                                   BP     7,300        $     293

Receive floating rate based on 6 month United Mexican
States and pay United
Mexican States fixed rate.

Broker: Merrill Lynch
Exp. 04/07/2000                                      $     967              (19)
                                                                      ----------
                                                                      $     274
                                                                      ==========

(l) Subject to an asset swap.


                                  1999 Annual Report See accompanying notes  111

Schedule of Investments
Global Bond Fund II
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
   ARGENTINA (c)(f) 2.8%
--------------------------------------------------------------------------------
Republic of Argentina
      2.687% due 04/01/2001(d)                    AP       939        $     830
     12.110% due 04/10/2005(d)                     $       410              379
                                                                      ----------
Total Argentina                                                           1,209
(Cost $1,273)                                                         ==========

--------------------------------------------------------------------------------
  AUSTRALIA (c)(f) 0.2%
--------------------------------------------------------------------------------
Commonwealth of Australia
      9.500% due 08/15/2003(i)                    A$       100               74
                                                                      ----------
Total Australia                                                              74
(Cost $85)                                                            ==========


--------------------------------------------------------------------------------
  BELGIUM (f) 0.4%
--------------------------------------------------------------------------------
Kingdom of Belgium
      5.100% due 11/21/2004(d)(i)                 BF     5,800              179
                                                                      ----------
Total Belgium                                                               179
(Cost $191)                                                           ==========

--------------------------------------------------------------------------------
  CANADA (c)(f) 6.5%
--------------------------------------------------------------------------------
Commonwealth of Canada
      5.250% due 09/01/2003(i)                    C$     2,230            1,496
      6.625% due 10/03/2007                       N$     1,410              760
      6.000% due 06/01/2008(i)                    C$       700              496
                                                                      ----------
Total Canada                                                              2,752
(Cost $2,736)                                                         ==========

--------------------------------------------------------------------------------
  CAYMAN ISLANDS (c)(f) 0.2%
--------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior, S.N.C.
      5.300% due 09/21/2000                       JY    10,000               86
                                                                      ----------
Total Cayman Islands                                                         86
(Cost $86)                                                            ==========


--------------------------------------------------------------------------------
  DENMARK (c)(f) 5.2%
--------------------------------------------------------------------------------
Kingdom of Denmark
      6.000% due 11/15/2002                       DK     3,100              486
      7.000% due 11/15/2007(i)                           4,400              761
Nykredit
      5.000% due 10/01/2029                              4,030              541
Realkredit Danmark Mortgage
      5.000% due 10/01/2029                              1,300              175
Unikredit
      5.000% due 10/01/2029                              1,740              233
                                                                      ----------
Total Denmark                                                             2,196
(Cost $2,219)                                                         ==========

--------------------------------------------------------------------------------
  FRANCE (c)(f) 0.8%
--------------------------------------------------------------------------------
Republic of France
      3.000% due 07/25/2009(j)                    EC       303              326
                                                                      ----------
Total France                                                                326
(Cost $347)                                                           ==========

--------------------------------------------------------------------------------
  GERMANY (c)(f) 4.3%
--------------------------------------------------------------------------------
Depfa Pfandbriefbank
      2.964% due 03/26/2001(d)                    EC     1,283            1,283
Republic of Germany
      5.625% due 01/04/2028                                453              532
                                                                      ----------
Total Germany                                                             1,815
(Cost $1,847)                                                         ==========

--------------------------------------------------------------------------------
  GREECE (c)(f) 1.7%
--------------------------------------------------------------------------------
Hellenic Republic
     11.100% due 06/17/2003(d)                    GD     7,400               25
     11.000% due 10/23/2003(d)                          33,600              116
      8.600% due 03/26/2008                            149,100              578
                                                                      ----------
Total Greece                                                                719
(Cost $754)                                                           ==========

--------------------------------------------------------------------------------
  ITALY (c)(f) 5.1%
--------------------------------------------------------------------------------
Republic of Italy
      4.750% due 05/01/2003                       EC       664        $     753
      7.250% due 11/01/2026(i)                             160              225
      6.500% due 11/01/2027                                920            1,186
                                                                      ----------
Total Italy                                                               2,164
(Cost $2,197)                                                         ==========

--------------------------------------------------------------------------------
  JAPAN (c)(f) 10.6%
--------------------------------------------------------------------------------
Government of Japan
      4.500% due 12/20/2004(i)                    JY    68,700              684
      4.600% due 03/21/2005(i)                          94,200              951
      4.000% due 06/20/2005(i)                          36,000              354
      3.400% due 06/20/2005(i)                          36,000              343
      3.000% due 09/20/2005(i)                         100,000              933
      0.900% due 12/22/2008(i)                          76,800              596
      2.000% due 03/20/2009(i)                          76,800              666
                                                                      ----------
Total Japan                                                               4,527
(Cost $4,627)                                                         ==========

--------------------------------------------------------------------------------
  MEXICO (f) 1.3%
--------------------------------------------------------------------------------
United Mexican States
      8.750% due 05/30/2002                                237              235
     10.375% due 01/29/2003                       DM       200              120
      8.750% due 04/07/2004(d)$                            200              198
                                                                      ----------
Total Mexico                                                                553
(Cost $556)                                                           ==========

--------------------------------------------------------------------------------
  NEW ZEALAND (c)(f) 1.3%
--------------------------------------------------------------------------------
Commonwealth of New Zealand
      4.500% due 02/15/2016                       N$     1,000              542
                                                                      ----------
Total New Zealand                                                           542
(Cost $571)                                                           ==========

--------------------------------------------------------------------------------
  Norway (f) 0.9%
--------------------------------------------------------------------------------
Norwegian Government
      5.500% due 05/15/2009                       NK     2,720              370
                                                                      ----------
Total Norway                                                                370
(Cost $367)                                                           ==========

--------------------------------------------------------------------------------
  SINGAPORE (c)(f) 1.5%
--------------------------------------------------------------------------------
Singapore Government
      4.375% due 10/15/2005                       S$     1,100              651
                                                                      ----------
Total Singapore                                                             651
(Cost $651)                                                           ==========

--------------------------------------------------------------------------------
  SOUTH KOREA (f) 1.1%
--------------------------------------------------------------------------------
Korea Development Bank
      3.258% due 05/14/2001(d)                    DM       440              231
Korean Export-Import Bank
      7.250% due 06/25/2001                        $       260              254
                                                                      ----------
Total South Korea                                                           485
(Cost $484)                                                           ==========

--------------------------------------------------------------------------------
  SPAIN (c)(f) 1.3%
--------------------------------------------------------------------------------
Kingdom of Spain
      6.000% due 01/31/2029                       EC       468              564
                                                                      ----------
Total Spain                                                                 564
(Cost $629)                                                           ==========

--------------------------------------------------------------------------------
  SUPRANATIONAL (c)(f) 7.1%
--------------------------------------------------------------------------------
European Investment Bank
      7.000% due 12/08/2003                       BP       400              692
International Bank for Reconstruction & Development (World Bank)
      6.875% due 07/14/2000                                200              329
      7.000% due 09/18/2000                       N$       500              275
      7.250% due 04/09/2001                              1,376              763

112  PIMCO Funds See accompanying notes

Schedule of Investments
Global Bond Fund II
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
      7.250% due 01/16/2002                                480        $     266
     10.250% due 04/11/2002                       PP     2,000               47
      7.000% due 06/07/2002                       BP       100              169
      7.250% due 05/27/2003                       N$       890              500
                                                                      ----------
Total Supranational                                                       3,041
(Cost $3,011)                                                         ==========

--------------------------------------------------------------------------------
  SWEDEN (c)(f) 5.5%
--------------------------------------------------------------------------------
Kingdom of Sweden
     13.000% due 06/15/2001                       SK       900              132
      5.500% due 04/12/2002                                400               52
      6.500% due 05/05/2008                             15,400            2,172
                                                                      ----------
Total Sweden                                                              2,356
(Cost $2,358)                                                         ==========

--------------------------------------------------------------------------------
  UNITED KINGDOM (c)(f) 11.8%
--------------------------------------------------------------------------------
Equitable
      8.000% due 08/29/2049(d)                    BP       700            1,229
Polestar Corp. PLC
     10.500% due 05/30/2008                                390              640
United Kingdom Gilt
      8.000% due 06/10/2003(i)                           1,240            2,252
      7.250% due 12/07/2007(i)                             470              899
                                                                      ----------
Total United Kingdom                                                      5,020
(Cost $5,064)                                                         ==========

--------------------------------------------------------------------------------
  UNITED STATES (f) 72.6%
--------------------------------------------------------------------------------
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
      5.249% due 12/22/2027(d)                       $     136              135
Banc One Auto Grantor Trust
      6.270% due 11/20/2003                                 43               43
Chase Manhattan Grantor Trust
      6.610% due 09/15/2002                                 57               57
Comed Transitional Funding Trust
      5.380% due 03/25/2002                                108              108
Conti Mortgage Home Equity Loan Trust
      6.020% due 12/25/2013                                600              600
Daimler-Benz Vehicle Trust
      5.230% due 06/10/2000                                230              230
      5.850% due 07/20/2003                                 34               34
Emergent Home Equity Loan Trust
      6.745% due 05/15/2012                                151              152
First Security Auto Owner Trust
      5.311% due 04/15/2002                              1,000            1,003
Illinois Power Special Purpose Trust
      5.390% due 06/25/2002                                 95               95
Nissan Auto Receivables Grantor Trust
      5.450% due 04/15/2004                                162              162
Premier Auto Trust
      6.250% due 08/06/2001                                455              458
Residential Asset Securities Corp.
      5.080% due 12/25/2013(d)                             400              400
USAA Auto Loan Grantor Trust
      5.800% due 01/15/2005                                145              146
                                                                      ----------
                                                                          3,623
                                                                      ==========
Corporate Bonds & Notes 13.9%
Associates Corp. of North America
      5.104% due 08/27/2001(d)                             400              401
CSFP Credit
      6.199% due 11/19/2004(h)                           1,750            1,746
Delta Air Lines
      6.034% due 06/29/1999(h)                             150              150
General Motors Acceptance Corp.
      5.250% due 04/05/2004(d)                           1,298            1,298
Hewlett-Packard Finance
      5.625% due 11/20/2000                       DM       100               57
Merrill Lynch & Co.
      5.299% due 11/01/2001(d)                     $       510              510
Occidental Petroleum
      8.500% due 09/15/2004                        $       100        $     100
Salomon, Smith Barney Holdings
      3.650% due 02/14/2002                              1,388            1,352
TCI Communications, Inc.
      5.675% due 04/01/2002(d)                             300              306
                                                                      ----------
                                                                          5,920
                                                                      ==========
Mortgage-Backed Securities 17.5%
Chase Mortgage Finance Corp.
      6.550% due 08/25/2028                                250              252
Citicorp Mortgage Securities, Inc.
      6.500% due 07/25/2028                                300              303
Federal Home Loan Mortgage Corp.
      6.000% due 01/01/2029-05/17/2029(e)                3,970            3,767
Federal National Mortgage Association
      5.500% due 02/25/2005-05/17/2029(e)                  555              525
Government National Mortgage Association
      6.125% due 11/20/2021(d)                              55               56
      6.625% due 07/20/2022-09/20/2025(d)(e)             1,455            1,482
      6.125% due 12/20/2025(d)                              31               31
      6.625% due 09/20/2026(d)                              39               40
      6.125% due 11/20/2026-12/20/2026(d)(e)               649              658
      7.500% due 09/15/2028                                 83               86
Structured Asset Mortgage Investments, Inc.
      6.580% due 06/25/2029(d)                             230              233
                                                                      ----------
                                                                          7,433
                                                                      ==========
U.S. Government Agencies 9.6%
Federal National Mortgage Association

      6.875% due 06/07/2002                       BP       350              592
      7.250% due 06/20/2002                       N$       340              190
Student Loan Marketing Assn.
      5.248% due 01/25/2003(d)                     $       570              571
      5.178% due 04/25/2007(d)                           1,815            1,815
      5.245% due 10/25/2007(d)                             900              899
                                                                      ----------
                                                                          4,067
                                                                      ==========
U.S. Treasury Obligations 23.1%
Treasury Inflation Protected Securities
      3.625% due 07/15/2002(i)(j)                          821              816
      3.625% due 07/15/2002(j)                           6,360            6,320
      3.375% due 01/15/2007(j)                             259              250
U.S. Treasury Bonds
      6.000% due 02/15/2026                              1,430            1,455
U.S. Treasury Notes
      7.250% due 05/15/2004                                890              970
                                                                      ----------
                                                                          9,811
                                                                      ----------
Total United States                                                      30,854
(Cost $31,037)                                                        ==========

--------------------------------------------------------------------------------
  PURCHASED CALL OPTIONS 0.1%
--------------------------------------------------------------------------------
U.S. Treasury Note (OTC)
      7.250% due 05/15/2004
     Strike @ 101.188 Exp. 06/14/1999                      300               22
                                                                      ----------
Total Purchased Call Options                                                 22
(Cost $23)                                                            ==========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 9.6%
--------------------------------------------------------------------------------
Certificate of Deposit 1.2%
Bank of Tokyo
      5.937% due 07/30/1999                                530              531
                                                                      ----------
Commercial Paper 7.5%
Abbott Laboratories
      4.840% due 04/09/1999                              1,600            1,598
CocaCola Co.
      4.840% due 05/28/1999                                500              496
IBM Corp.
      4.810% due 04/08/1999                              1,100            1,099
                                                                      ----------
                                                                          3,193
                                                                      ==========

                                  1999 Annual Report See accompanying notes  113

Global Bond Fund II
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
================================================================================
Repurchase Agreement 0.4%
State Street Bank
      4.000% due 04/01/1999                          $     177        $      177
                                                                      ----------
      (Dated 03/31/1999. Collateralized by U.S. Treasury
      Note 6.125% 07/31/2000 valued at $184,441.
      Repurchase proceeds are $177,020.)

U.S. Treasury Bills (b) 0.5%
      4.460% due 06/24/1999                                230              228
                                                                      ----------

Total ShortTerm-Instruments                                               4,129
(Cost $4,127)                                                         ==========

Total Investments (a) 151.9%                                          $  64,634
(Cost $65,240)

Written Options (g) (0.0%)                                                   (6)
(Premiums $9)

Other Assets and Liabilities (Net) (51.9%)                              (22,084)
                                                                      ----------

Net Assets 100.0%                                                     $  42,544
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $65,256 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $     325

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (947)
                                                                      ----------

Unrealized depreciation-net                                           $    (622)
                                                                      ==========

(b) Securities with an aggregate market value of $228 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
                                                          # of     Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                            1        $       1
Eurodollar September Futures (09/2000)                       2                1
Eurodollar December Futures (12/2000)                        1                1
U.S. Treasury 10 Year Note (06/1999)                        34               22
United Kingdom 90 Day LIBOR (12/2000)                       14               (7)
                                                                      ----------
                                                                      $      18
                                                                      ==========

(c) Foreign forward currency contracts outstanding at March 31, 1999:

                                Principal
                                   Amount                             Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------
Sell               A$                   3               04/1999              $0
Buy                AP                 484               04/1999              12
Buy                                   240               05/1999               7
Buy                BP                 210               04/1999              (1)
Sell                                3,562               04/1999              16
Sell                                   20               05/1999               0
Buy                C$               1,674               04/1999               6
Sell                                1,626               04/1999               6
Buy                DK               1,505               04/1999               0
Sell                                7,924               04/1999              79
Buy                                 1,342               05/1999              (3)
Sell                                5,402               05/1999               4
Buy                EC               5,356               04/1999            (164)
Sell                                4,365               04/1999             148
Buy                                   140               05/1999              (0)
Sell               GD              40,780               04/1999               5
Buy                JY               1,919               04/1999               1
Sell                                9,024               04/1999              (1)
Sell                              126,051               05/1999               2
Buy                N$                 188               04/1999               2
Sell                                4,201               04/1999              (0)
Buy                                   724               05/1999              (2)
Sell                                1,953               05/1999              (5)
Sell               S$               1,142               06/1999              (1)
Buy                SF               1,164               04/1999             (11)
Sell                                1,190               04/1999               8
Buy                SK              12,575               04/1999            (101)
Sell                               16,432               04/1999             110
Sell                                5,972               05/1999               5
                                                                      ----------
                                                                      $     122
                                                                      ==========

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of securities.

(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar             GD - Greek Drachma
          AP - Argentine Peso                JY - Japanese Yen
          BF - Belgian Franc                 N$ - New Zealand Dollar
          BP - British Pound                 NK - Norwegian Kron
          C$ - Canadian Dollar               PP - Philippines Peso
          DK - Danish Krone                  S$ - Singapore Dollar
          DM - German Mark                   SF - Swiss Franc
          EC - European Currency Unit        SK - Swedish Krona

(g) Premium received on written options:

Type                                        Par        Premium             Value
--------------------------------------------------------------------------------
Call  OTC Japanese Yen vs US Dollar
   Strike @115.00 Exp. 04/22/1999        $  420      $       6        $       3
Call  OTC Government of Japan
   2.000% due 03/20/2009
   Strike @102.50 Exp. 04/23/1999        65,730              3                3
                                                     ---------------------------
                                                     $       9        $       6
                                                     ===========================
(h) Restricted security.

(i) Subject to a financing transaction.

(j) Principal amount of the security is adjusted for inflation.

(k) Swap agreements outstanding at March 31, 1999:

                                                      Notional       Unrealized
Type                                                    Amount     Appreciation
--------------------------------------------------------------------------------
Receive fixed rate equal to 5.935% and pay floating rate on 6 month BP-LIBOR.

Broker: Merrill Lynch
Exp. 11/05/2003                                   BP     1,700        $      68


114 PIMCO Funds See accompanying notes

Schedule of Investments
Emerging Markets Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
   ARGENTINA (b) 22.0%
--------------------------------------------------------------------------------
Province of Buenos Aires
     12.500% due 03/15/2002                          $     100        $     102
Republic of Argentina
      8.750% due 07/10/2002                         AP     100               86
      5.937% due 03/31/2005(d)                       $     186              159
     12.110% due 04/10/2005(d)                             200              185
     11.375% due 01/30/2017(e)                             500              471
                                                                      ----------
Total Argentina                                                           1,003
(Cost $1,079)                                                         ==========

--------------------------------------------------------------------------------
  BRAZIL 16.6%
--------------------------------------------------------------------------------
Government of Brazil
      6.187% due 04/15/2012(d)                       $     850              495
      8.000% due 04/15/2014                                412              262
                                                                      ----------
Total Brazil                                                                757
(Cost $720)                                                           ==========

--------------------------------------------------------------------------------
  BULGARIA 1.5%
--------------------------------------------------------------------------------
Government of Bulgaria
      6.688% due 07/28/2011(d)                       $     100               67
                                                                      ----------
Total Bulgaria                                                               67
(Cost $62)                                                            ==========

--------------------------------------------------------------------------------
  COLOMBIA 2.9%
--------------------------------------------------------------------------------
Republic of Colombia
      8.625% due 04/01/2008                          $     150              133
                                                                      ----------
Total Colombia                                                              133
(Cost $148)                                                           ==========

--------------------------------------------------------------------------------
  ECUADOR 2.2%
--------------------------------------------------------------------------------
Government of Ecuador
      3.500% due 02/28/2025(d)                       $     250              101
                                                                      ----------
Total Ecuador                                                               101
(Cost $140)                                                           ==========

--------------------------------------------------------------------------------
  MEXICO 21.1%
--------------------------------------------------------------------------------
Petroleos Mexicanos
      9.857% due 07/15/2005(d)                       $     250              233
      9.375% due 12/02/2008                                250              256
United Mexican States
      6.250% due 12/31/2019                                250              196
     11.500% due 05/15/2026(c)                             250              279
United Mexican States Rights
      6.250% due 12/31/2019                                250                0
                                                                      ----------
Total Mexico                                                                964
(Cost $1,007)                                                         ==========

--------------------------------------------------------------------------------
  PANAMA 3.3%
--------------------------------------------------------------------------------
Republic of Panama
      9.375% due 04/01/2029                          $     150              151
                                                                      ----------
Total Panama                                                                151
(Cost $150)                                                           ==========

--------------------------------------------------------------------------------
  PERU 2.8%
--------------------------------------------------------------------------------
Republic of Peru
      4.000% due 03/07/2017(d)                       $     200              128
                                                                      ----------
Total Peru                                                                  128
(Cost $117)                                                           ==========

--------------------------------------------------------------------------------
  PHILIPPINES 4.9%
--------------------------------------------------------------------------------
Republic of Philippines
      6.500% due 12/01/2017                          $     250              223
                                                                      ----------
Total Philippines                                                           223
(Cost $189)                                                           ==========

--------------------------------------------------------------------------------
  POLAND 5.0%
--------------------------------------------------------------------------------
Republic of Poland
      3.000% due 10/27/2024(d)                       $     350              226
                                                                      ----------
Total Poland                                                                226
(Cost $229)                                                           ==========

--------------------------------------------------------------------------------
  RUSSIA 1.3%
--------------------------------------------------------------------------------
Republic of Russia
      6.625% due 12/15/2015(d)                       $     505        $      38
      6.625% due 12/15/2020(d)                             300               20
                                                                      ----------
Total Russia                                                                 58
(Cost $546)                                                           ==========

--------------------------------------------------------------------------------
  SOUTH KOREA 11.8%
--------------------------------------------------------------------------------
Korea Development Bank
      8.650% due 01/26/2000                          $     100              101
Korean Export-Import Bank
      7.100% due 03/15/2007                                175              171
Republic of Korea
      8.875% due 04/15/2008(e)                             250              268
                                                                      ----------
Total South Korea                                                           540
(Cost $487)                                                           ==========

--------------------------------------------------------------------------------
  UNITED STATES 4.0%
--------------------------------------------------------------------------------
Asset-Backed Securities 0.9%
IMC Home Equity Loan Trust
      5.075% due 05/21/2012(d)                       $      26               26
NationsBank Auto Owner Trust
      6.375% due 07/15/2000                                 15               15
                                                                      ----------
                                                                             41
                                                                      ==========
Corporate Bonds & Notes 3.1%
Ford Motor Credit Corp.

  5.104% due 08/27/2001(d)                                 100              100
Supercanal Holdings
     11.500% due 05/15/2005                                100               40
                                                                      ----------
                                                                            140
                                                                      ----------
Total United States                                                         181
(Cost $241)                                                           ==========

--------------------------------------------------------------------------------
  URUGUAY 4.2%
--------------------------------------------------------------------------------
Banco Central Del Uruguay
      6.125% due 02/19/2006                          $     206              191
                                                                      ----------
Total Uruguay                                                               191
(Cost $205)                                                           ==========

--------------------------------------------------------------------------------
  VENEZUELA 6.7%
--------------------------------------------------------------------------------
Government of Venezuela
      5.937% due 12/18/2007(d)                       $     214              150
      9.250% due 09/15/2027                                250              154
                                                                      ----------
Total Venezuela                                                             304
(Cost $271)                                                           ==========


                                         PIMCO Funds See accompanying notes  115

Schedule of Investments
Emerging Markets Bond Fund
March 31, 1999
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------
Commercial Paper 2.2%
National Rural Utilities Cooperative
      4.820% due 05/18/1999                          $     100               99
                                                                      ----------
Repurchase Agreement 2.6%
State Street Bank
      4.000% due 04/01/1999                                118              118
                                                                      ----------
     (Dated 03/31/1999. Collateralized by U.S. Treasury
     Note 7.750% 11/30/1999 valued at $125,398.
     Repurchase proceeds are $118,013.)

U.S. Treasury Bills 0.2%
      4.280% due 05/27/1999                                 10               10
                                                                      ----------

Total Short-Term Instruments                                                 227
(Cost $227)                                                           ==========

Total Investments (a) 115.3%                                          $   5,254
(Cost $5,818)

Other Assets and Liabilities (Net) (15.3%)                                 (696)
                                                                      ----------

Net Assets 100.0%                                                     $   4,558
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $5,956 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $     198

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (900)
                                                                      ----------
Unrealized depreciation-net                                           $    (702)
                                                                      ==========

(b) Principal amount denoted in indicated currency:
          AP - Argentine Peso

(c) Subject to a financing transaction.

(d) Variable rate security. The rate listed is as of March 31,1999.


116  PIMCO Funds  See accompanying notes

Schedule of Investments
Strategic Balanced Fund
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 23.2%
--------------------------------------------------------------------------------
Banking & Finance 15.2%
AT&T Capital Corp.
      6.580% due 09/03/1999                          $     300        $     301
Edison Funding
      6.050% due 12/17/1999                              1,000            1,006
Finova Capital Corp.
      5.250% due 06/18/2003(d)                           2,000            1,985
Ford Motor Credit Corp.
      5.280% due 03/21/2001(d)                             500              501
General Motors Acceptance Corp.
      4.991% due 10/22/2001(d)                             100              100
Hyatt Equities LLC
      6.800% due 05/15/2000                              2,695            2,729
Lehman Brothers, Inc.
      6.330% due 08/01/2000                                305              306
Merrill Lynch & Co.
      5.226% due 10/01/2003(d)                           2,000            2,000
      5.400% due 03/17/2004(d)                             100              100
Nacional Financiera
      8.649% due 12/01/2000(d)                             500              510
NationsBank Corp.
      7.033% due 02/18/2002(d)                             100               96
Okobank
      6.750% due 09/27/2049(d)                             500              503
Republic New York Corp.
      5.279% due 10/28/2002(d)                             100               99
Salomon, Smith Barney Holdings
      3.650% due 02/14/2002                              1,119            1,090
      5.220% due 04/01/2002(d)                             200              200
Sparbanken Sverige AB
      8.490% due 10/29/2049(d)                             500              500
Westdeutsche Landesbank
      6.050% due 01/15/2009                              3,000            2,944
                                                                      ----------
                                                                         14,970
                                                                      ==========
Industrials 3.7%
DTE Capital Corp.
      8.350% due 11/15/2003(d)                           1,000              993
Gulf Canada Resources
      9.000% due 08/15/1999                                300              300
Norfolk Southern Corp.
      6.700% due 05/01/2000                                100              101
Occidental Petroleum
      5.776% due 04/03/2000(d)                             600              600
Reliant Energy, Inc.
      6.375% due 11/01/2003                              1,000              987
RJR Nabisco
      8.625% due 12/01/2002                                100              104
Sequa Corp.
      9.625% due 10/15/1999                                300              300
Williams Co., Inc.
      5.950% due 02/15/2000(d)                             200              200
                                                                      ----------
                                                                          3,585
                                                                      ==========
Utilities 4.3%
Cleveland Electric/Toledo Edison
      7.190% due 07/01/2000                                500              504
Florida Gas Transmission
      8.140% due 11/01/1999                              1,000            1,015
New Century Energies, Inc.
      5.860% due 05/30/2000                              1,000              999
System Energy Resources
      7.710% due 08/01/2001                                650              673
Texas Utilities Co.
      6.410% due 11/21/2001                              1,000            1,012
                                                                      ----------
                                                                          4,203
                                                                      ----------
Total Corporate Bonds & Notes                                            22,758
(Cost $22,772)                                                        ==========

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 0.9%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
      5.684% due 06/30/2000(d)                       $     900        $     898
                                                                      ----------
Total U.S. Government Agencies                                              898
(Cost $899)                                                           ==========

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 3.2%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
      3.625% due 07/15/2002(h)                             410              408
      3.625% due 07/15/2002(g)(h)                        1,846            1,835
U.S. Treasury Bonds
      8.875% due 08/15/2017                                700              933
                                                                      ----------
Total U.S. Treasury Obligations                                           3,176
(Cost $3,222)                                                         ==========

--------------------------------------------------------------------------------
  MORTGAGE BACKED-SECURITIES 41.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 20.5%
Countrywide Home Loans
      6.050% due 04/25/2029                                300              300
Federal Home Loan Mortgage Corp.
      6.500% due 11/15/2000                                172              172
      6.500% due 01/15/2004                                134              134
      5.500% due 07/15/2005                                360              360
      7.000% due 05/15/2023                              1,618            1,670
      6.500% due 08/15/2023                                187              189
      6.500% due 03/15/2024                                290              278
Federal National Mortgage Assn.
      6.500% due 10/25/2004                                239              239
      5.700% due 06/25/2017                              2,035            2,037
      6.500% due 06/25/2021                                202              201
      4.000% due 01/25/2022                                126              115
      5.000% due 04/25/2022                                 48               45
      7.000% due 06/25/2023                                254              252
      6.500% due 12/25/2023                                138              127
GE Capital Mortgage Services, Inc.
      6.250% due 12/25/2028                              1,496            1,448
Greenwich
      6.844% due 04/25/2022(d)                             583              591
Independent National Mortgage Corp.
      8.350% due 06/25/2025                                749              757
Norwest Asset Securities Corp.
      7.000% due 01/25/2028                              2,954            2,980
      6.500% due 02/25/2029                              2,000            1,914
PNC Mortgage Securities Corp.
      6.625% due 03/25/2028                                484              486
      6.500% due 11/25/2029                              1,000              974
Resecuritization Mortgage Trust
      5.189% due 04/26/2021(d)                             791              774
Residential Asset Securitization Trust
      6.500% due 03/25/2029                                300              300
Residential Funding Mortgage Securities, Inc.
      6.500% due 11/25/2023                              3,000            2,914
Resolution Trust Corp.
      8.000% due 06/25/2026                                848              874
                                                                      ----------
                                                                         20,131
                                                                      ==========
Federal Home Loan Mortgage Corporation 11.5%
      7.500% due 04/14/2029                             11,000           11,305
                                                                      ----------
                                                                         11,305
                                                                      ----------
Federal Housing Administration 1.8%
      7.430% due 01/25/2023                              1,759            1,798
                                                                      ----------
                                                                          1,798
                                                                      ==========
Federal National Mortgage Association 0.4%
      6.130% due 03/01/2029(d)                             398              401
                                                                      ----------
                                                                            401
                                                                      ==========
Government National Mortgage Association 6.8%
      6.000% due 04/22/2029                              3,000            2,915
      6.500% due 05/24/2029                              1,000              995
      6.625% due 07/20/2023-08/20/2026(d)(i)               833              844
      6.875% due 01/15/2001-02/01/2040(i)                1,000            1,013
      6.880% due 06/20/2027(d)                             903              915
      7.000% due 01/20/2027(d)                              45               45
                                                                      ----------
                                                                          6,727
                                                                      ==========

                                  1999 Annual Report See accompanying notes  117

Schedule of Investments
Strategic Balanced Fund
March 31, 1999
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities 0.3%
Collateralized Mortgage Obligation Trust (PO)
      0.000% due 04/23/2017                          $      18        $      17
Federal Home Loan Mortgage Corp. (IO)
      7.000% due 05/15/2004                                202                2
      6.500% due 08/15/2016                                654               31
      7.000% due 02/15/2017                                560               19
Federal National Mortgage Assn. (IO)
      6.500% due 05/25/2005                                972              131
      6.500% due 09/25/2008                                550               53
                                                                      ----------
                                                                            253
                                                                      ----------
Total Mortgage-Backed Securities                                         40,615
(Cost $40,486)                                                        ==========

--------------------------------------------------------------------------------
  ASSET BACKED SECURITIES 6.1%
--------------------------------------------------------------------------------
Conti Mortgage Home Equity Loan Trust
      5.106% due 10/15/2012(d)                             779              778
Empire Funding Home Loan Owner Trust
      7.160% due 05/25/2012                                870              877
First Plus Home Loan Trust
      6.450% due 02/10/2009                                842              842
Green Tree Financial Corp.
      6.220% due 02/15/2029                                 40               40
Money Store Home Equity Trust
      6.550% due 09/15/2021                              2,000            2,015
WMC Mortgage Loan
      5.168% due 03/20/2028(d)                           1,497            1,497
                                                                      ----------
Total Asset-Backed Securities                                             6,049
(Cost $6,027)                                                         ==========

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 3.0%
--------------------------------------------------------------------------------
Hydro Quebec
      5.187% due 09/29/2049(d)                             200              165
Republic of Argentina
      4.940% due 04/01/2001(d)                             693              641
      5.937% due 03/31/2005(d)                           1,302            1,115
Republic of Korea
      8.281% due 04/08/2000(d)                           1,000            1,004
                                                                      ----------
Total Sovereign Issues                                                    2,925
(Cost $3,035)                                                         ==========

--------------------------------------------------------------------------------
   FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 0.1%
--------------------------------------------------------------------------------
Commonwealth of Canada
      4.250% due 12/01/2026                         C$     104               70
                                                                      ----------
Total Foreign Currency-Denominated Issues                                    70
(Cost $70)                                                            ==========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 40.4%
--------------------------------------------------------------------------------
Commercial Paper 22.4%
BellSouth Telecommunications, Inc.
      4.810% due 05/10/1999                          $   4,000            3,979
Coca-Cola Co.
      4.770% due 04/08/1999                              2,000            1,998
Ford Motor Credit Corp.
      4.840% due 04/23/1999                              1,600            1,595
General Electric Capital Corp.
      4.860% due 05/05/1999                              1,100            1,095
KFW International Finance, Inc.
      4.830% due 04/06/1999                              1,200            1,199
      4.790% due 06/24/1999                              2,200            2,176
National Rural Utilities Cooperative
      4.820% due 06/10/1999                              4,500            4,458
Proctor & Gamble Co.
      4.780% due 04/28/1999                              1,100            1,096
Sara Lee Credit Corp.
      4.840% due 04/28/1999                              4,400            4,384
                                                                      ----------
                                                                         21,980
                                                                      ==========
Repurchase Agreements 14.7%
State Street Bank
      4.000% due 04/01/1999                          $     898        $     898
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Note 6.125% 07/31/2000 valued at
      $917,080. Repurchase proceeds are $898,100.)

Lehman Brothers, Inc.
      4.900% due 04/01/1999                             12,500           12,500
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Note 13.125% 05/15/2001 valued at
      $9,982,000 and U.S. Treasury Note 12.000%
      08/15/2013 valued at $2,855,245. Repurchase
      proceeds are $12,501,701.)

Daiwa Securities
      4.920% due 04/01/1999                              1,000            1,000
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Bill 4.545% 09/23/1999 valued at
      $1,021,491. Repurchase proceeds are $1,000,137.)
                                                                      ----------
                                                                         14,398
                                                                      ==========
U.S. Treasury Bills (b)(i) 3.3%
      4.417% due  04/29/1999 06/24/1999                  3,278            3,249
                                                                      ----------

Total Short-Term Instruments                                             39,627
(Cost $39,627)                                                        ==========


Total Investments (a) 118.3%                                          $ 116,118
(Cost $116,138)

Written Options (c) (0.0%)                                                  (13)
(Premiums $21)

Other Assets and Liabilities (Net) (18.3%)                              (17,987)
                                                                      ----------

Net Assets 100.0%                                                     $  98,118
                                                                      ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $116,120 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $     409

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (411)
                                                                      ----------

Unrealized depreciation-net                                           $      (2)
                                                                      ==========

118  PIMCO Funds See accompanying notes

Strategic Balanced Fund
March 31, 1999

================================================================================
(b) Securities with an aggregate market value of $3,249 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                                   Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                           3        $      (4)
Eurodollar March Futures (03/2001)                           1                0
Eurodollar June Futures (06/2000)                            3               (4)
Eurodollar June Futures (06/2001)                            1                0
Eurodollar September Futures (09/2000)                       4               (3)
Eurodollar September Futures (09/2001)                       4               (1)
Eurodollar December Futures (12/1999)                        3               (4)
Eurodollar December Futures (12/2000)                        1                0
Mini S&P 500 Index (06/1999)                                 1                0
S&P 500 Index (06/1999)                                    173              419
U.S. Treasury 10 Year Note (06/1999)                        42               (8)
United Kingdom 90 Day LIBOR Futures (03/2000)                2               (0)
United Kingdom 90 Day LIBOR Futures (06/2000)                2               (1)
                                                                      ----------
                                                                      $     394
                                                                      ==========

(c) Premiums received on written options:

Type                                           Par     Premium             Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 128.00 Exp. 05/22/1999        $    700   $       2        $       1
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 118.00 Exp. 05/22/1999             700           4                4
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 130.00 Exp. 05/22/1999             700           2                0
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999           1,100           6                3
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999             400           2                1
Put - CME Eurodollar December Futures
   Strike @ 94.25 Exp. 12/13/1999            5,000           2                1
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999            5,000           3                3
                                                     ---------------------------
                                                     $      21        $      13
                                                     ===========================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                                Principal
                                   Amount                            Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------
Sell               C$                 109               04/1999       $      (0)

(f) Principal amount denoted in indicated currency:

          C$ - Canadian Dollar

(g) Subject to a financing transaction.

(h) Principal amount of the security adjusted for inflation.

(i) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(j) Swap agreements outstanding at March 31, 1999:

                                                      Notional       Unrealized
Type                                                    Amount     Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 07/31/1999                                       $  6,335        $       0

                                  1999 Annual Report See accompanying notes  119

Schedule of Investments
StocksPLUS Fund
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
    CORPORATE BONDS & NOTES 39.9%
--------------------------------------------------------------------------------
Banking & Finance 28.4%
AT&T Capital Corp.
      6.920% due 04/29/1999                          $   5,725        $   5,730
Bankers Trust Corp.
      5.100% due 05/11/2003(d)                          20,000           20,099
Caterpillar Financial Service Corp.
      4.220% due 04/01/1999(d)                           2,000            2,000
CIT Group, Inc.
      6.200% due 10/20/2000                             10,000           10,086
Edison Funding
      6.000% due 09/20/1999                             15,000           15,062
Finova Capital Corp.
      5.250% due 06/18/2003(d)                          25,000           24,813
Ford Motor Credit Corp.
      7.020% due 10/10/2000                             11,000           11,261
      5.150% due 03/19/2002                                590              589
      5.525% due 02/13/2003(d)                          15,000           14,949
General Motors Acceptance Corp.
      4.991% due 10/22/2001(d)                           1,600            1,601
      5.375% due 12/17/2001(d)                           2,000            2,010
      5.080% due 02/25/2002(d)                           1,000            1,002
      5.100% due 08/18/2003(d)                          35,300           35,135
Goldman Sachs Group
      5.490% due 01/16/2001(d)                           5,000            5,028
      5.151% due 01/25/2001(d)                          10,000           10,024
      5.530% due 02/19/2004(d)                          10,000            9,995
Heller Financial, Inc.
      5.330% due 09/25/2000                             15,500           15,534
Household Finance Corp.
      5.120% due 06/22/2001(d)                           5,000            5,001
HRPT Properties Trust
      5.658% due 07/09/1999                              5,000            4,978
Lehman Brothers, Inc.
      4.990% due 08/11/2000(d)                           9,400            9,366
MBNA America Bank NA
      5.311% due 10/18/1999(d)                          10,000            9,999
MBNA Corp.
      5.320% due 09/13/2001(d)                           4,000            3,986
Merrill Lynch & Co.
      5.598% due 10/10/2000(d)                           3,000            3,014
      5.750% due 11/20/2000                             10,000           10,035
      5.070% due 06/18/2001(d)                          10,000           10,010
      5.508% due 01/11/2002(d)                           8,550            8,594
      5.345% due 02/01/2002(d)                          24,500           24,569
      5.174% due 02/04/2003(d)                           6,000            6,016
Nacional Financiera
      8.649% due 12/01/2000(d)                          10,000           10,200
Residential Reinsurance
      9.180% due 06/01/1999(d)                           4,500            4,551
Salomon, Inc.
      4.704% due 04/05/1999(d)                             500              500
Salomon, Smith Barney Holdings
      5.875% due 02/01/2001                              5,000            5,007
      3.650% due 02/14/2002                              2,072            2,019
      5.220% due 04/01/2002(d)                           3,600            3,599
      5.250% due 03/26/2003                              5,000            4,973
Sanwa Business Credit
      5.695% due 07/13/2001(d)                          10,000           10,016
Steers Securities
      6.438% due 05/12/1999(d)                          20,000           20,000
                                                                      ----------
                                                                        341,351
                                                                      ==========
Industrials 8.4%
Amerco, Inc.
      6.890% due 10/15/2000                             16,800           16,474
Black & Decker
      6.450% due 12/20/2001(d)                           7,250            7,303
COFIRI International, Inc.
      5.267% due 10/27/2000(d)                           2,000            1,994
Columbia/HCA Healthcare
      6.410% due 06/15/2000                              5,000            4,908
Delta Air Lines
      6.034% due 06/29/1999(d)(g)                        5,000            5,002
Marlin Water Trust
      7.090% due 12/15/2001                              5,000            5,069
Merita
      5.378% due 12/01/2005(d)                           1,000              987
Norfolk Southern Corp.
      6.700% due 05/01/2000                              2,600            2,629
Petroleos Mexicanos
      7.600% due 06/15/2000                              2,050            2,047
RJR Nabisco
      8.300% due 04/15/1999                              2,300            2,301
      8.000% due 07/15/2001                                500              513
TCI Communications, Inc.
      7.250% due 06/15/1999                             30,000           30,138
      5.640% due 04/03/2002(d)                          11,600           11,820
      5.700% due 03/11/2003(d)                           4,000            4,090
Tenneco, Inc.
     10.075% due 02/01/2001                              1,400            1,499
Williams Co., Inc.
      5.950% due 02/15/2000(d)                           4,200            4,204
                                                                      ----------
                                                                        100,978
                                                                      ==========
Utilities 3.1%
Beaver Valley Funding Corp.
      8.250% due 06/01/2003                              2,279            2,325
Niagara Mohawk Power
      7.000% due 10/01/2000                              5,000            5,051
      7.125% due 07/01/2001                              9,000            9,149
North Atlantic Energy
      9.050% due 06/01/2002                              1,220            1,259
Public Service Enterprise Group, Inc.
      5.750% due 11/22/2000(d)                          15,000           15,011
Western Massachusetts Electric
      7.750% due 12/01/2002                              4,000            4,081
                                                                      ----------
                                                                         36,876
                                                                      ----------
Total Corporate Bonds & Notes                                           479,205
(Cost $477,537)                                                       ==========

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 1.4%
--------------------------------------------------------------------------------
Student Loan Marketing Assn.
      5.038% due 10/25/2005(d)                          12,512           12,480
      5.098% due 04/25/2006(d)                           4,491            4,476
                                                                      ----------
Total U.S. Government Agencies                                           16,956
(Cost $16,915)                                                        ==========


--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 1.8%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities
      3.625% due 07/15/2002(e)                          21,850           21,713
                                                                      ----------
Total U.S. Treasury Obligations                                          21,713
(Cost $21,776)                                                        ==========

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 23.7%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 8.3%
Bank Mart
      6.883% due 03/01/2019(d)(g)                        6,273            6,374
Citicorp Mortgage Securities, Inc.
      7.044% due 09/25/2018(d)                              57               57
Countrywide Home Loans
      6.050% due 04/25/2029                              6,600            6,592
Donaldson, Lufkin & Jenrette
      6.510% due 10/17/2020(d)                             241              248
Federal National Mortgage Association
      8.005% due 04/25/2020(d)                              57               57
GE Capital Mortgage Services, Inc.
      6.300% due 09/25/2023                              2,000            2,009
Greenwich
      6.818% due 10/25/2022(d)                              23               23
Headlands Mortgage Securities, Inc.
      7.250% due 11/25/2027                             10,456           10,633
ICI Funding Corp. Secured Assets Corp.
      7.650% due 07/25/2028                             11,146           11,305
PaineWebber Mortgage
      6.503% due 02/25/2001(d)                             853              852
PNC Mortgage Securities Corp.
      6.625% due 03/25/2028                             11,947           11,995


120  PIMCO Funds See accompanying notes

Schedule of Investments
StocksPLUS Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
Residential Asset Securitization Trust
      6.500% due 03/25/2029                          $   6,000        $   5,992
Residential Funding Mortgage Securities, Inc.
      6.178% due 03/25/2018(d)                           2,294            2,283
Resolution Trust Corp.
      8.000% due 07/25/2024                              1,031            1,027
      5.900% due 05/25/2029(d)                             292              293
Structured Asset Mortgage Investments, Inc.
      8.992% due 06/25/2029                             28,277           29,646
Structured Asset Securities Corp.
      7.750% due 02/25/2028                                679              686
      5.439% due 10/25/2028(d)                           3,067            3,073
TMA Mortgage Funding Trust
      5.319% due 01/25/2029                              7,200            7,198
                                                                      ----------
                                                                        100,343
                                                                      ==========
Federal Home Loan Mortgage Corporation 4.8%
      6.666% due 07/01/2019(d)                           1,654            1,681
      7.163% due 12/01/2022(d)                             756              778
      7.364% due 06/01/2022(d)                             546              558
      7.500% due 11/01/2025-04/14/2029(c)               53,018           54,496
      8.500% due 04/01/2025-06/01/2025(c)                  264              278
                                                                      ----------
                                                                         57,791
                                                                      ==========
Federal National Mortgage Association 1.3%
      5.904% due 07/01/2018(d)                             581              586
      5.905% due 04/01/2018-05/01/2036(c)(d)             1,157            1,164
      5.909% due 08/01/2029(d)                             366              368
      5.916% due 05/01/2036(d)                           6,312            6,354
      5.940% due 05/01/2017(d)                             356              360
      5.941% due 11/01/2018-11/01/2028(c)(d)             5,330            5,362
      5.946% due 11/01/2035(d)                             559              562
      5.964% due 02/01/2031(d)                             112              113
      7.337% due 05/01/2022(d)                             394              406
                                                                      ----------
                                                                         15,275
                                                                      ==========
Government National Mortgage Association 9.0%
      6.125% due 12/20/2022-12/20/2027(c)(d)            13,165           13,344
      6.500% due 01/20/2028-05/24/2029(c)(d)            53,505           53,354
      6.625% due 07/20/2018-07/20/2023(c)(d)            22,383           22,754
      6.875% due 02/20/2026-04/20/2027(c)(d)            18,745           19,031
                                                                      ----------
                                                                        108,483
                                                                      ==========
Other Mortgage-Backed Securities 0.2%
California Federal Savings & Loan
      6.644% due 01/01/2019(d)                              37               37
Fund America
      7.187% due 06/25/2023(d)                             155              159
Great Western Savings & Loan
      6.389% due 01/25/2018(d)                              74               74
J.P. Morgan & Co.
      6.937% due 01/25/2018(d)                             658              658
Resolution Trust Corp.
      6.842% due 12/25/2023(d)                              27               27
Structured Asset Securities Corp.
      6.811% due 09/25/2036(d)                           1,178            1,207
Western Federal Savings & Loan
      6.312% due 10/25/2018(d)                              77               76
      6.821% due 03/25/2019(d)                              37               37
      6.403% due 06/25/2019(d)                             222              220
                                                                      ----------
                                                                          2,495
                                                                      ==========
Stripped Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp. (IO)
      6.500% due 08/15/2006                              3,896              267
    992.576% due 07/15/2016                                  3                3
      7.500% due 08/15/2019                              2,282               97
Federal National Mortgage Assn. (IO)
      6.000% due 11/25/2000                                456               21
      7.000% due 07/25/2006                                417               38
      6.500% due 02/25/2021(d)                           4,237              375
      7.000% due 07/25/2021                                960              132
      6.500% due 03/25/2023                              5,778              729
                                                                      ----------
                                                                          1,662
                                                                      ----------
Total Mortgage-Backed Securities                                        286,049
(Cost $285,442)                                                       ==========

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 0.4%
--------------------------------------------------------------------------------
Community Trust Bancorp, Inc.
      6.500% due 09/15/2003                          $   2,316        $   2,330
Green Tree Financial Corp.
      6.220% due 02/15/2029                              2,273            2,276
                                                                      ----------
Total Asset-Backed Securities                                             4,606
(Cost $4,589)                                                         ==========

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 4.7%
--------------------------------------------------------------------------------
Air Canada
      5.613% due 07/31/2005(d)                          12,000           10,943
Cemex SA
     10.750% due 07/15/2000                              3,650            3,780
Hydro Quebec
      5.187% due 09/29/2049(d)                           1,000              825
Republic of Argentina
      5.937% due 03/31/2005(d)                          16,833           14,414
     12.110% due 04/10/2005(d)                           7,000            6,475
Republic of Korea
      7.562% due 04/07/1999(d)                          10,000           10,003
United Mexican States
      6.250% due 06/27/2002(d)                          10,000            9,534
                                                                      ----------
Total Sovereign Issues                                                   55,974
(Cost $58,185)                                                        ==========

--------------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.7%
--------------------------------------------------------------------------------
Commonwealth of Canada
      4.250% due 12/01/2026                       C$     5,210            3,510
Commonwealth of New Zealand
      4.500% due 02/15/2016                       N$     9,750            5,283
Kingdom of Sweden
     10.250% due 05/05/2000(f)                    SK     1,000              131
                                                                      ----------
Total Foreign Currency-Denominated Issues                                 8,924
(Cost $10,497)                                                        ==========

--------------------------------------------------------------------------------
  PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------
Eurodollar June Futures (CME)
     Strike @ 92.75 Exp. 06/14/1999            $         3,463               17
Eurodollar December Futures (CME)
     Strike @ 92.00 Exp. 12/13/1999                      1,750                9
                                                                      ----------
Total Purchased Put Options                                                  26
(Cost $73)                                                            ==========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 34.2%
--------------------------------------------------------------------------------
Certificate of Deposit 0.4%
Nacional Financial
      6.305% due 07/15/1999                              5,000            4,975
                                                                      ----------
Commercial Paper 27.0%
Abbott Laboratories
      4.820% due 04/09/1999                             11,400           11,388
      4.820% due 04/12/1999                              5,200            5,192
American Express
      4.770% due 04/05/1999                             20,000           19,989
      4.790% due 04/06/1999                              8,500            8,494
American Express Credit
      4.830% due 04/19/1999                             10,000            9,976
Ameritech Corp.
      4.800% due 04/12/1999                             36,700           36,646
Cemex SA
      7.239% due 08/11/1999                             15,000           14,733
Coca-Cola Co.
      4.770% due 04/08/1999                              8,700            8,692
      4.810% due 05/27/1999                              1,500            1,489
E.I. Du Pont de Nemours
      4.770% due 04/05/1999                              9,500            9,495
      4.810% due 04/23/1999                             20,400           20,340
      4.800% due 06/07/1999                              8,700            8,621

                                   1999 Annual Report See accompanying notes 121

StocksPLUS Fund
March 31, 1999
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
Ford Motor Credit Corp.
      4.800% due 04/06/1999                          $  20,000        $  19,987
      4.840% due 04/23/1999                              4,700            4,686
General Electric Capital Corp.
      4.860% due 04/16/1999                             29,200           29,141
      4.840% due 04/26/1999                              5,000            4,983
      4.840% due 04/30/1999                              4,000            3,984
General Motors Acceptance Corp.
      4.820% due 04/06/1999                              5,000            4,997
IBM Corp.
      4.810% due 04/21/1999                              8,900            8,876
      4.840% due 05/03/1999                             10,500           10,455
Imperial Tobacco PLC
      5.170% due 07/29/1999                             20,000           19,679
KFW International Finance, Inc.
      4.830% due 04/06/1999                              3,200            3,198
National Rural Utilities Cooperative
      4.810% due 05/25/1999                              6,400            6,354
      4.820% due 06/11/1999                             20,800           20,599
      4.820% due 06/17/1999                              7,900            7,818
Proctor & Gamble Co.
      4.820% due 04/19/1999                              2,300            2,294
      4.780% due 04/28/1999                              6,000            5,978
Shell Oil Co.
      4.790% due 06/04/1999                             16,100           15,963
                                                                     ----------
                                                                        324,047
                                                                     ===========
Repurchase Agreements 2.0%
State Street Bank
      4.000% due 04/01/1999                              2,716            2,716
      (Dated 03/31/1999. Collateralized by
      U.S. Treasury Note 7.500% 10/31/1999
      valued at $2,773,069. Repurchase
      proceeds are $2,716,302.)

Daiwa Securities
      4.920%  due  04/01/1999                           21,000           21,000
      (Dated 03/31/1999. Collateralized by
      U.S. Treasury Bill 4.545% 09/23/1999
      valued at $21,445,448. Repurchase
      proceeds are $21,002,870.)
                                                                     ----------
                                                                         23,716
                                                                     ==========
U.S. Treasury Bills (b)(c) 4.8%
      4.404% due 04/29/1999-06/24/1999                 58,060            57,715
                                                                     ----------

Total Short-Term Instruments                                            410,453
(Cost $410,283)                                                      ==========


Total Investments (a) 106.8%                                         $1,283,906
(Cost $1,285,297)                                                    ===========


Written Options (l) (0.0%)                                                  (54)
(Premiums $53)

Other Assets and Liabilities (Net) (6.8%)                               (82,110)
                                                                     -----------

Net Assets 100.0%                                                    $1,201,742
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,285,351 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $   3,429

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (4,874)
                                                                     -----------

Unrealized depreciation-net                                           $  (1,445)
                                                                     ===========

(b) Securities with an aggregate market value of $57,715 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                          # of     Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                          308        $    (522)
Eurodollar September Futures (09/2000)                     273             (488)
Eurodollar December Futures (12/2000)                      100             (159)
S&P 500 Index (06/1999)                                  3,281            2,708
United Kingdom 90 Day LIBOR Futures (03/2000)               33                0
United Kingdom 90 Day LIBOR Futures (06/1999)              400               (4)
United Kingdom 90 Day LIBOR Futures (06/2000)               53              (14)
United Kingdom 90 Day LIBOR Futures (09/1999)              287              279
                                                                      ----------
                                                                      $   1,800
                                                                      ==========

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Principal amount of the security is adjusted for inflation.

(f) Financing transaction.

(g) Restricted security.

(h) Foreign forward currency contracts outstanding at March 31, 1999:

                                Principal
                                   Amount                            Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------
Sell               C$               5,404               04/1999       $     (19)
Sell               N$               8,043               04/1999              32
Sell                                1,668               05/1999              (9)
Buy                SK               1,843               04/1999              (1)
Sell                                1,843               04/1999              15
Sell                                1,843               05/1999               1
                                                                      ----------
                                                                      $      19
                                                                      ==========

(i) Principal amount denoted in indicated currency:

          C$ - Canadian Dollar
          N$ - New Zealand Dollar
          SK - Swedish Krona

(j) Swap agreements outstanding at March 31, 1999:

                                                      Notional       Unrealized
Type                                                    Amount     Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 06/30/1999                                      $  50,000        $       0

Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Morgan Stanley
Exp. 09/30/1999                                         54,785                0
                                                                      ----------
                                                                      $       0
                                                                      ==========

(k) Principal amount of the security is adjusted for inflation.

(l) Premiums received on written options:

 Type                                          Par     Premium            Value
--------------------------------------------------------------------------------
Put - CME Eurodollar December Futures
   Strike @ 94.25 Exp. 12/13/1999        $  58,000   $      20        $      21
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999           58,000          33               33
                                                     ---------------------------
                                                     $       53       $      54
                                                     ===========================


122 PIMCO Funds See accompanying notes

Notes to Financial Statements
March 31, 1999

1.  Organization

PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 26 separate investment funds (the "Funds"). The Trust may offer up to six classes of shares:
Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). The Commercial Mortgage Securities, Long Duration and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1999. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-divdidend date, except certain dividends from foreign securities where the ex-divdidend date may have passed, are recorded as soon as the Fund is informed of the ex-divdidend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Strategic Balanced and StocksPLUS Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the Strategic Balanced and StocksPLUS Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

      Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses


                                                         1999 Annual Report  123

March 31, 1999

and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the Strategic Balanced and StocksPLUS Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and nonclass specific expenses of the Strategic Balanced and StocksPLUS Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


124  PIMCO Funds

Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security.


                                                         1999 Annual Report  125

March 31, 1999

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly-owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.40% for the Strategic Balanced and StocksPLUS Funds, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Moderate Duration, Short-Term and Money Market Funds, 0.30% for the Global Bond and Global Bond II Funds, 0.40% for the Emerging Markets Bond Fund and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at an annual rate of 0.35% for the Short-Term, Money Market and Municipal Bond Funds, 0.45% for the Foreign Bond and Global Bond II Fund, 0.55% for the Emerging Markets Bond Fund and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Total Return, Low Duration and ShortTerm Funds, 0.35% for the Municipal Bond, 0.45% for the Foreign Bond and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during current fiscal year.


126  PIMCO Funds

      Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                                                          Effective Rate                               Allowable Rate
                                            ----------------------------------------------------------------------------------------

                                            Distribution Fee (%)    Servicing Fee (%)    Distribution Fee (%)    Servicing Fee (%)
------------------------------------------------------------------------------------------------------------------------------------

Class A

Money Market Fund                                             --                 0.10                      --                 0.20
All other Funds                                               --                 0.25                      --                 0.25

Class B
All Funds                                                   0.75                 0.25                    0.75                 0.25

Class C
Total Return, Long-Term U.S. Gov't.,
High Yield, Foreign Bond, Global Bond II
and Emerging Markets Bond Funds                             0.75                 0.25                    0.75                 0.25
Low Duration Fund                                           0.50                 0.25                    0.50                 0.25
Real Return Bond, Municipal Bond
and StocksPLUS Funds                                        0.50                 0.25                    0.75                 0.25
Short-Term Fund                                             0.30                 0.25                    0.75                 0.25
Money Market Fund                                             --                 0.10                      --                 0.20

Class D
Foreign Bond Fund                                             --                 0.25                      --                 0.70
Total Return, Low Duration and Short-Term Funds               --                 0.25                      --                 0.50
Municipal Bond Fund                                           --                 0.25                      --                 0.60
All other Funds                                               --                 0.25                      --                 0.65

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 1999, PFD received $8,461,652 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

                                                         1999 Annual Report  127

March 31, 1999

4.  Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1999 were as follows (amounts in thousands):


                                                     U.S. Government/Agency                                 All Other
                                          ------------------------------------------------------------------------------------------

                                              Purchases                   Sales               Purchases                  Sales
------------------------------------------------------------------------------------------------------------------------------------

Total Return Fund                         $  56,153,806           $  50,784,821           $  14,567,264          $   5,013,754
Total Return Fund II                          2,041,690               1,860,858                 790,475                116,463
Total Return Fund III                           957,676                 870,800                 315,625                121,870
Moderate Duration Fund                          380,089                 346,791                 216,012                141,763
Low Duration Fund                             8,576,718               9,130,827               2,462,283                379,813
Low Duration Fund II                          1,462,737               1,541,992                 206,232                 69,728
Low Duration Fund III                            53,538                  52,123                  22,056                  6,692
Short-Term Fund                                 305,288                  47,698                 411,299                159,576
Long-Term U.S. Gov't Fund                     1,260,249               1,018,870                 192,085                 58,678
High Yield Fund                                   5,760                   7,121               1,983,993                969,168
Total Return Mortgage Fund                        7,655                   6,412                     304                      0
Low Duration Mortgage Fund                        3,241                   4,123                   7,660                  6,339
Real Return Bond Fund                           123,476                 101,542                  23,967                  6,252
Municipal Bond Fund                                   0                       0                  83,000                 30,386
Foreign Bond Fund                               817,410                 699,955               2,288,270              1,633,832
Global Bond Fund                                487,981                 459,174                 872,644                747,307
Global Bond Fund II                              84,404                  72,772                 138,249                120,577
Emerging Markets Bond Fund                            0                       0                  16,318                 14,580
Strategic Balanced Fund                          45,898                  29,876                  48,819                  6,414
StocksPLUS Fund                                 708,140                 592,151                 587,571                140,926

5.  Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):


                           Total Return   Total Return II  Total Return III   Moderate Duration      Low Duration
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------  Premium  ------------------------------------
Balance at 04/01/1998          $  3,653           $     0           $   198               $   0           $     0
Sales                            57,683             1,414             1,866                 373             2,878
Closing Buys                          0                 0                 0                (373)                0
Expirations                     (25,302)             (228)             (879)                  0            (1,048)
Exercised                          (928)                0                 0                   0                 0
-----------------------------------------------------------------------------------------------------------------
Balance at 03/31/1999          $ 35,106           $ 1,186           $ 1,185               $   0           $ 1,830
=================================================================================================================

                                                                  Long-Term
                        Low Duration II         Short-Term        U.S.Gov't       Real Return    Foreign Bond
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------  Premium  ------------------------------------
Balance at 04/01/1998          $      0           $     0           $     0               $  88           $     0
Sales                                25                25               224                   0               126
Closing Buys                          0                 0                 0                   0                 0
Expirations                         (25)              (25)                0                 (88)                0
Exercised                             0                 0                 0                   0                 0
-----------------------------------------------------------------------------------------------------------------
Balance at 03/31/1999          $      0           $     0           $   224               $   0           $   126
=================================================================================================================

                                                                  Strategic
                            Global Bond    Global Bond II          Balanced      StocksPLUS
-----------------------------------------------------------------------------------------------
----------------------------------------------------------  Premium  --------------------------
Balance at 04/01/1998          $      0           $     0           $     0               $   0
Sales                                56                 9                21                 102
Closing Buys                          0                 0                 0                   0
Expirations                           0                 0                 0                 (49)
Exercised                             0                 0                 0                   0
-----------------------------------------------------------------------------------------------
Balance at 03/31/1999          $     56           $     9           $    21               $  53
===============================================================================================


128  PIMCO Funds

6.  Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                                                                Total
                                                       Shares       Value of  Total Net                    Net Assets       Acquired

                                                    Issued by  Shares Issued  Assets of       Total Net  of Acquiring         Fund's

                                                    Acquiring   by Acquiring   Acquired       Assets of    Fund After     Unrealized

Acquiring Fund        Acquired Fund(s)        Date       Fund           Fund       Fund  Acquiring Fund   Acquisition   Appreciation

------------------------------------------------------------------------------------------------------------------------------------

PIMCO                 PIMCO
Municipal Bond Fund   Tax Exempt Fund   06/26/1998      4,716        $47,296    $47,296          $4,295       $51,591         $2,335



7.  Federal Income Tax Matters

As of March 31, 1999, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws.

      Additionally, the Total Return, Total Return II, Total Return III, Moderate Duration, Low Duration,Low Duration II, Low Duration III, Short-Term, Long-Term U.S. Government, High Yield, Low Duration Mortgage, Real Return Bond, Municipal Bond, Foreign Bond, Global Bond, Global Bond II, Emerging Markets Bond, Strategic Balanced, and StocksPLUS Funds realized capital losses and/or foreign currency losses during the period November 1, 1998 through March 31, 1999 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $261,459,467, $10,104,287, $8,485,454,
$5,552, $3,832,031, $13,422,023, $2,610,083, $195,588, $43,907, $7,314,010,
$12,696,573, $7,309, $754, $142,162, $8,073,809, $86,050, $364, $1,971, and
$133,965, respectively.

      Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                                  Capital Loss Carryforwards
                             ------------------------------------
                             Realized Losses      Acquired Losses          Expiration
-------------------------------------------------------------------------------------
Short-Term Fund                 $    109,956      $             0          03/31/2007
High Yield Fund                            0           48,559,227          03/31/2002
Municipal Bond Fund                    5,734                    0          03/31/2007
Emerging Markets Bond Fund           420,637                    0          03/31/2007



                                                         1999 Annual Report  129

March 31, 1999

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                            Total Return Fund

                                                    Year Ended 03/31/1999                     Year Ended 03/31/1998
                                                  Shares              Amount               Shares               Amount
Receipts for shares sold
   Institutional Class                            865,137           $ 9,217,995            569,689           $ 6,060,910
   Administrative Class                           165,308             1,767,082             39,423               420,992
   Other Classes                                  160,449             1,709,684             68,465               730,357

Issued as reinvestment of distributions
   Institutional Class                            152,580             1,621,248             97,133             1,031,930
   Administrative Class                             7,521                79,793              2,241                23,828
   Other Classes                                   11,969               127,090              4,339                46,126

Cost of shares redeemed
   Institutional Class                           (474,696)           (5,071,068)          (333,872)           (3,556,685)
   Administrative Class                           (27,767)             (296,106)           (11,009)             (117,585)
   Other Classes                                  (42,934)             (458,229)           (17,283)             (183,785)

Net increase resulting from
   Fund share transactions                        817,567           $ 8,697,489            419,126           $ 4,456,088

                                                                           Total Return Fund II

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                             47,982           $   496,483             33,950           $   347,509
   Administrative Class                             7,593                79,589              1,005                10,297
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              6,253                64,838              2,944                30,055
   Administrative Class                               507                 5,036                 60                   610
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                            (12,604)             (131,415)           (29,485)             (299,345)
   Administrative Class                            (4,162)              (42,493)              (124)               (1,264)
   Other Classes                                        0                     0                  0                     0
   Fund share transactions                         45,569           $   472,038              8,350           $    87,862

                                                                              Total Return Fund III

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares               Amount
Receipts for shares sold
   Institutional Class                             18,305           $   175,032             16,851           $   160,414
   Administrative Class                               169                 1,618                 23                   211
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              4,287                40,765              2,151                20,471
   Administrative Class                                16                   151                  0                     1
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                             (8,139)              (79,250)            (1,903)              (17,962)
   Administrative Class                                (2)                  (20)                (4)                  (39)
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                         14,636           $   138,296             17,118           $   163,096


                                                                             Short-Term Fund

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                  Shares               Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                             85,689           $   860,075             30,985           $   311,342
   Administrative Class                             2,713                27,827                458                 4,605
   Other Classes                                   15,676               157,205              5,433                54,585

Issued as reinvestment of distributions
   Institutional Class                              1,615                16,198                904                 9,089
   Administrative Class                                93                   301                  3                    35
   Other Classes                                      285                 2,859                 67                   681

Cost of shares redeemed
   Institutional Class                            (55,050)             (552,459)           (30,360)             (305,111)
   Administrative Class                            (2,942)              (29,487)              (401)               (4,023)
   Other Classes                                   (8,944)              (89,676)            (2,700)              (27,134)

Net increase resulting from
   Fund share transactions                         39,135           $   392,843              4,389           $    44,069

                                                                              Money Market Fund

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                  Shares               Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                            808,199           $   808,199            126,866           $   126,866
   Administrative Class                            40,192                40,192              1,317                 1,317
   Other Classes                                5,353,575             5,353,575          3,188,249             3,188,249

Issued as reinvestment of distributions
   Institutional Class                              2,847                 2,847              1,408                 1,408
   Administrative Class                               177                   177                 15                    15
   Other Classes                                    5,275                 5,275              3,634                 3,634

Cost of shares redeemed
   Institutional Class                           (544,088)             (544,088)           (96,437)              (96,437)
   Administrative Class                           (31,845)              (31,845)              (594)                 (594)
   Other Classes                               (5,252,531)           (5,252,531)        (3,224,002)           (3,224,002)

Net increase resulting from
   Fund share transactions                        381,801           $   381,801                456           $       456

                                                                      Long-Term U.S. Government Fund

                                                     Year Ended 03/31/1999                     Year Ended 03/31/1998
                                                   Shares              Amount                Shares             Amount
Receipts for shares sold
   Institutional Class                             17,156           $   187,435              4,747           $    48,113
   Administrative Class                               872                 9,432                478                 4,924
   Other Classes                                   10,378               114,014              2,183                22,677

Issued as reinvestment of distributions
   Institutional Class                                780                 8,444                194                 1,998
   Administrative Class                                54                   587                  9                    97
   Other Classes                                      423                 4,587                 34                   353

Cost of shares redeemed
   Institutional Class                             (5,944)              (65,866)            (2,479)              (25,182)
   Administrative Class                              (290)               (3,111)               (18)                 (191)
   Other Classes                                   (3,131)              (34,334)              (443)               (4,654)

Net increase resulting from
   Fund share transactions                         20,298           $   221,188              4,705           $    48,135


130  PIMCO Funds



                                                                           Moderate Duration Fund

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                             19,071           $   192,700             22,490           $   226,998
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              2,044                20,722                602                 6,096
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                             12,764)             (129,738)              (881)               (8,890)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                          8,351           $    83,684             22,211           $   224,204

                                                                            Low Duration Fund

                                                    Year Ended 03/31/1999                      Year Ended 03/31/1998
                                                  Shares              Amount                Shares              Amount
Receipts for shares sold
   Institutional Class                            220,726           $ 2,244,772            144,295           $ 1,467,244
   Administrative Class                            15,711               160,036              3,319                33,741
   Other Classes                                   65,554               667,128             41,975               427,414

Issued as reinvestment of distributions
   Institutional Class                             17,508               178,085             15,257               155,141
   Administrative Class                               789                 8,030                182                 1,852
   Other Classes                                    1,463                14,872                757                 7,702

Cost of shares redeemed
   Institutional Class                           (176,127)           (1,790,902)          (168,625)           (1,713,670)
   Administrative Class                            (8,351)              (85,080)            (1,324)              (13,425)
   Other Classes                                  (49,098)             (499,621)           (36,330)             (369,736)

Net increase resulting from
   Fund share transactions                         88,175           $   897,320               (494)          $    (3,637)

                                                                           Low Duration Fund II

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                              8,746           $    87,842             17,716           $   177,099
   Administrative Class                             2,212                22,291                  7                    72
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              2,394                24,013              2,014                20,086
   Administrative Class                                72                   719                  0                     0
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                             (9,600)              (96,356)           (14,185)             (141,508)
   Administrative Class                               (19)                 (194)                (2)                  (16)
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                          3,805           $    38,315              5,550           $    55,733

                                                                           Low Duration Fund III

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                                256           $     2,570              1,281           $    12,870
   Administrative Class                                 1                     7                  0                     0
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                163                 1,637                 81                   816
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                               (134)               (1,349)                 0                    (1)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                            286           $     2,865              1,362           $    13,685

                                                                              High Yield Fund

                                                     Year Ended 03/31/1999                    Year Ended 03/31/1998
                                                   Shares              Amount               Shares              Amount
Receipts for shares sold
   Institutional Class                            104,904           $ 1,188,947             85,745           $   991,624
   Administrative Class                            18,654               211,212              5,481                63,673
   Other Classes                                   51,924               589,193             25,809               298,068

Issued as reinvestment of distributions
   Institutional Class                             12,000               136,088              7,846                90,586
   Administrative Class                               889                10,049                123                 1,429
   Other Classes                                    2,307                26,142              1,683                19,420

Cost of shares redeemed
   Institutional Class                            (64,085)             (721,757)           (20,969)             (238,595)
   Administrative Class                            (4,287)              (48,081)              (546)               (6,334)
   Other Classes                                  (24,998)             (284,595)           (10,129)             (116,831)

Net increase resulting from
   Fund share transactions                         97,308           $ 1,107,198             95,043           $ 1,103,040

                                                                        Total Return Mortgage Fund

                                                                                                             Period from
                                                      Year Ended 03/31/1999                     07/31/1997 to 03/31/1998
                                                     Shares            Amount                   Shares            Amount
Receipts for shares sold
   Institutional Class                                 31           $       313                336           $     3,365
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                       17                   178                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                 24                   249                 14                   142
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        1                     7                  0                     0

Cost of shares redeemed
   Institutional Class                                  0                    (1)                 0                     0
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                             73           $       746                350           $     3,507

                                                                      Low Duration Mortgage Fund

                                                                                                    Period from
                                                      Year Ended 03/31/1999                  07/31/1997 to  03/31/1998
                                                    Shares             Amount                Shares             Amount
Receipts for shares sold
   Institutional Class                                 17           $       174                355           $     3,553
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                 26                   263                 16                   159
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                                 (2)                  (19)                (1)                   (7)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                             41           $       418                370           $     3,705

                                                                          Real Return Bond Fund

                                                     Year Ended 03/31/1999                     Year Ended 03/31/1998
                                                   Shares              Amount                Shares             Amount
Receipts for shares sold
   Institutional Class                              1,180           $    11,606                465           $     4,626
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                    1,338                13,163                363                 3,598

Issued as reinvestment of distributions
   Institutional Class                                 35                   354                 34                   333
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                       26                   253                  8                    91

Cost of shares redeemed
   Institutional Class                               (195)               (1,921)              (501)               (5,016)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                     (320)               (3,138)              (197)               (1,953)

Net increase resulting from
   Fund share transactions                          2,064           $    20,317                172           $     1,679


                                                          1999 Annual Report 131

March 31, 1999

Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                           Municipal Bond Fund

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                                589            $    5,971                300            $    3,000
   Administrative Class                               150                 1,529                  0                     0
   Other Classes                                    1,294                10,783                  0                     0

Shares issued in reorganization
   Other Classes                                    4,716                47,296                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                 20                   200                  3                    33
   Administrative Class                                 1                     8                  0                     0
   Other Classes                                       94                   953                  0                     0

Cost of shares redeemed
   Institutional Class                               (330)               (3,365)                 0                     0
   Administrative Class                               (11)                 (112)                 0                     0
   Other Classes                                   (1,039)              (10,555)                 0                     0

Net increase resulting from
   Fund share transactions                          5,484            $   52,708                303            $    3,033

                                                                          Foreign Bond Fund

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                             26,952            $  289,812             21,531            $  230,125
   Administrative Class                               204                 2,200                 28                   298
   Other Classes                                    6,321                67,890              3,209                34,319

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              2,746                29,323              2,017                21,425
   Administrative Class                                11                   115                  2                    21
   Other Classes                                      417                 4,443                151                 1,599

Cost of shares redeemed
   Institutional Class                            (16,338)             (174,844)            (9,581)               (7,326)
   Administrative Class                               (47)                 (507)                (4)                  (38)
   Other Classes                                   (1,897)              (20,336)              (244)               (2,599)

Net increase resulting from
   Fund share transactions                         18,369            $  198,096             17,109            $  183,090

                                                                             Global Bond Fund

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                              7,003            $   70,516              9,748            $   97,041
   Administrative Class                               111                 1,116              1,869                18,488
   Other Classes                                        0                     0                  0                     0

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              1,228                12,222              1,552                15,183
   Administrative Class                                 7                    70                 16                   163
   Other Classes                                        0                     0                  0                     0

Cost of shares redeemed
   Institutional Class                             (7,326)              (73,227)            (6,739)              (66,343)
   Administrative Class                              (142)               (1,398)            (1,761)              (17,243)
   Other Classes                                        0                     0                  0                     0

Net increase resulting from
   Fund share transactions                            881            $    9,299              4,685            $   47,289


132  PIMCO Funds

                                                                           Global Bond Fund II

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
                                                --------------------------------------------------------------------------
Receipts for shares sold
   Institutional Class                                418            $    4,100              2,462            $   24,247
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                      399                 3,958                774                 8,381

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                166                 1,643                 10                   100
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                       65                   641                257                 2,575

Cost of shares redeemed
   Institutional Class                               (119)               (1,175)                 0                     0
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                     (852)               (8,418)              (839)               (9,329)

Net increase resulting from
   Fund share transactions                             77            $      749              2,664            $   25,974


                                                                           Emerging Markets Bond Fund

                                                                                                  Period from 07/31/1997
                                                          Year Ended 03/31/1998                            to 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                                 99            $      794                395            $    3,907
   Administrative Class                                15                   101                  0                     0
   Other Classes                                      125                   959                 82                   779

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                 53                   397                 22                   212
   Administrative Class                                 1                     8                  0                     0
   Other Classes                                        5                    45                  3                    22

Cost of shares redeemed
   Institutional Class                                (47)                 (346)               (37)                 (350)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                     (103)                 (789)                (6)                  (57)

Net increase resulting from
   Fund share transactions                            148            $    1,169                459            $    4,513

                                                                          Strategic Balanced Fund

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                              4,322            $   55,153              2,472            $   29,336
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                       13                   164                  0                     0

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                                322                 4,030                 53                   617
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        1                    14                  0                     0

Cost of shares redeemed
   Institutional Class                                (50)                 (640)              (448)               (5,202)
   Administrative Class                                 0                     0                  0                     0
   Other Classes                                        0                    (6)                 0                     0

Net increase resulting from
   Fund share transactions                          4,608            $   58,715              2,077            $   24,751


                                                                              StocksPLUS Fund

                                                          Year Ended 03/31/1998                    Year Ended 03/31/1999
                                                   Shares                Amount             Shares                Amount
Receipts for shares sold
   Institutional Class                             14,640            $  204,651             16,854            $  225,911
   Administrative Class                               685                 9,414                 98                 1,303
   Other Classes                                   34,617               482,821             17,361               233,963

Shares issued in reorganization
   Other Classes                                        0                     0                  0                     0

Issued as reinvestment of distributions
   Institutional Class                              4,466                61,000              4,247                54,317
   Administrative Class                                72                   978                 17                   211
   Other Classes                                    3,988                54,076              2,078                26,317

Cost of shares redeemed
   Institutional Class                            (12,901)             (181,983)           (12,110)             (165,345)
   Administrative Class                              (117)               (1,643)               (22)                 (291)
   Other Classes                                   (9,449)             (131,236)            (3,197)              (43,168)

Net increase resulting from
   Fund share transactions                         36,001            $  498,078             25,326            $  333,218

                                                         1999 Annual Report  133

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Total Return Fund, Total Return Fund II, Total Return Fund III, Moderate Duration Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Short-Term Fund, Money Market Fund, Long-Term U.S. Government Fund, High Yield Fund, Total Return Mortgage Fund, Low Duration Mortgage Fund, Real Return Bond Fund, Municipal Bond Fund, Foreign Bond Fund, Global Bond Fund, Global Bond Fund II, Emerging Markets Bond Fund, Strategic Balanced Fund and StocksPLUS Fund (hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and cash flows for the Long-Term U.S. Government Fund, Low Duration Mortgage Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund, Global Bond Fund II and Emerging Markets Bond Fund and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 1999

134  PIMCO Funds

Federal Income Tax Information
(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 1999) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 1999 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Total Return Fund                       0.18%
Total Return Fund III                   0.66%
Moderate Duration Fund                  0.90%
Low Duration Fund                       1.97%
High Yield Fund                         2.91%
Strategic Balanced Fund                 0.05%

For the benefit of shareholders of the Municipal Bond Fund, this is to inform you that 99.00% of the dividends paid by the Fund during its fiscal year qualify as exempt interest dividends. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year
1999.

                                                         1999 Annual Report  135

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $165 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $248 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
        Brent R. Harris Chairman and Trustee
        R. Wesley Burns President and Trustee
        Guilford C. Babcock Trustee
        Vern O. Curtis Trustee
        Thomas P. Kemp Trustee
        William J. Popejoy Trustee
        Garlin G. Flynn Secretary
        John P. Hardaway Treasurer

Investment Adviser and Administrator
        Pacific Investment Management Company
        840 Newport Center Drive, Suite 300
        Newport Beach, California 92660

Custodian
        Investors Fiduciary Trust Company
        801 Pennsylvania
        Kansas City, Missouri 64105

Transfer Agent
        National Financial Data Services
        330 W. 9th Street, 4th Floor
        Kansas City, MO 64105

Counsel
        Dechert Price & Rhoads
        1775 Eye Street, N.W.
        Washington, D.C. 20006-2401

Independent Accountants
        PricewaterhouseCoopers LLP
        1055 Broadway
        Kansas City, Missouri 64105

PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.


P I M C O
---------
    FUNDS


840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
800.927.4648
www.pimco.com

--------------------------------------------------------------------------------
PIMCO Funds Shareholder Update
and Annual Report


This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Pacific Investment Management Series.


                            [ARTWORK APPEARS HERE]

Before analyzing your PIMCO bond fund portfolio, refresh your knowledge of "Bond Basics" on page 4.


March 31, 1999

Pacific Investment Management Series

Share Classes

(A) (B) (C)


Emerging Markets
Bond

Foreign Bond

Global Bond II

High Yield

Long-Term U.S.
Government

Low Duration

Money Market

Municipal Bond

Real Return Bond

Short-Term

StocksPLUS

Total Return



Page 3  Morningstar Names Bill Gross and his Management Team
1998 Fixed-Income Manager of the Year

Page 4  Today's Investor
Bond Basics--a Quick Refresher Course for Investors

Page 6  Market Review

Page 7  Manager Spotlight
Q&A with Bill Gross

Page 8  Fund Spotlight
A More Responsible High Yield Investment

Page 9  In the News

Page 10 Service Update
Preparing for the Year 2000

Page 12 Overview: Comprehensive Fund Family

Page 13 PIMCO Funds Pacific Investment Management Series
Annual Report


                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS

                         Morningstar Names Bill Gross
                         1998 Fixed-Income Manager of


Bill Gross, Founder and Managing Director of PIMCO and Portfolio Manager of the PIMCO Total Return and Low Duration Funds, and leader of the team that manages the PIMCO Short-Term, StocksPLUS, Moderate Duration and Strategic Balanced Funds has been named 1998 Fixed-Income Manager of the Year by Morningstar.

         [PICTURE OF BILL GROSS AND HIS MANAGEMENT TEAM APPEARS HERE]


Bill Gross (seated at left)
and his Management Team the Year


    Overall Morningstar Ratings as of 3/31/99 for Bill Gross' Funds
    Fund Name                    Objective                          Primary Portfolio Composition                Morningstar Rating

    PIMCO Total Return Fund      Maximum total return               Intermediate-term, investment-grade bonds    *****
                                                                    (3-6 year duration)

    PIMCO Low Duration Fund      Maximum total return               Shorter-term, investment-grade bonds         *****
                                                                    (1-3 year duration)

    PIMCO Short-Term Fund        Maximum current income consistent  Money market securities and short-term bonds *****
                                 with preservation of capital and   (up to 1 year duration)
                                 daily liquidity

    PIMCO StocksPLUS Fund        Total return exceeding the         S&P 500 stock Index futures backed by a      *****
                                 S&P 500 index                      portfolio of short-term, fixed-income
                                                                    securities

    Established in 1987, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus, and the commitment to share-holders necessary to deliver outstanding long-term performance. The award is bestowed on fund managers in only three categories: Domestic Equity, Fixed-Income, and International.

    Morningstar (1/99) lauded Bill Gross for distinguishing PIMCO "by building a fixed-income management process that blends discipline and flexibility." Morningstar explained that PIMCO's investment committee, led by Bill Gross, was able to aggressively take advantage of declining interest rates but was also able to shelter shareholders from losses by taking a more defensive position when needed.

    Two of the PIMCO Funds managed by Bill were highlighted by Morningstar-- PIMCO Total Return Fund, which has ranked in the top half of its category for 11 consecutive years, and PIMCO Low Duration Fund, which has also been a strong performer.

    Morningstar (1/99) commended Gross for his acumen and independence: "Making small, selective plays on undervalued sectors, such as foreign bonds, high-yield and adjustable rate mortgages, PIMCO has gained an edge with its flexibility. In contrast, many bond managers either limit returns by sticking with overly narrow segments of the market or take on excessive risk by loading up on lower-quality issues such as high-yield bonds."


    Past performance is not indicative of future results.

    PIMCO StocksPLUS Fund rated among 2,947 domestic equity funds. PIMCO Total Return, Low Duration and Short-Term Funds rated among 1,521 taxable bond funds. See page 9 for more details.

    Morningstar rankings for the PIMCO Total Return Fund are based on the funds in the Morningstar Intermediate-Term Bond category. It reflects funds tracked by Morningstar that invest in intermediate-term bonds. It does not take into account sales charges and is based on total return. Total Return Institutional was ranked 14/522, 7/251 and 1/87 for the 1-, 5- and 10-year periods ended 3/31/99, respectively. Class A shares were ranked 20/522 for the 1-year period ended 3/31/99. Since Class A shares were first offered in January 1997, they have not yet been ranked for longer periods.

Today's
Investor


The Bond Market
Bond Basics--a Quick Refresher Course for Investors


Sometimes it may seem as if bonds inhabit a parallel universe, where good economic news is bad news, where prices go up and yields go down, interest rates rise and prices fall. But it's not as confusing as you might think. Once you brush up on a few facts, you'll find the strange world of bonds actually starts to make sense.

[GRAPHIC APPEARS HERE]

Here's a brief review of some of the basics so you'll be better informed about your investments. Given the volatility of today's stock market, this just might be the right time to take a fresh look at how bonds fit into your portfolio mix.

An IOU with interest
When a bond issuer borrows your money, it undertakes to pay you interest, usually at specific intervals, and then to repay the original sum after a predetermined period of time. In bond-lingo, the value of your bond as originally issued is its principal, face value or par value. The interest you receive is called the coupon or coupon rate, and the date on which a bond is payable is called its maturity.

Never take a bond at face value
Face value and price are not necessarily the same. While face value won't vary, a bond's price will change as general interest rates go up or down. Here's why:
Say you buy a $10,000 bond paying 5% interest with a maturity of 20 years. Five years later, you decide to sell the bond, but now the interest rate for new bonds is 7%. A bond paying 5% will be a hard sell when bonds paying 7% are easily available. To sell your bond, you'll have to discount its asking price to below face value. If, instead, interest rates have fallen when you decide to sell, say to 3%, your 5% bond will look pretty good. You'll be able to sell it at a premium (for more than its face value).

Interest rates and bond prices move in opposite directions
When interest rates fall, bond prices rise, and vice versa.

[GRAPHIC OF INTEREST RATES AND BOND PRICES APPEARS HERE]

Yield, coupon rate and price
Yield, it's important to remember, is not the same as coupon rate, unless the price you paid for a bond is the same as its face value. Yield, or current yield, is the return you actually earn, based on the price you paid and the interest rate you receive. Unlike the coupon rate, yield fluctuates with a bond's price. As the price falls, the yield rises, and vice versa.

How to calculate current yield
To figure out your bond's current yield, simply divide its coupon rate by its price:

     Coupon Rate / Purchase price = Current Yield
           8%    /    $1,000      =   8%
           8%    /    $  500      =  16%

A bond's yield to maturity, however, is often considered a truer gauge of its value. It tells you the entire return you'll receive if you keep your bond until maturity, including all interest payments and any principal gains or losses.

Where bonds come from
Bonds are issued by a variety of institutions to raise capital for specific undertakings. The federal government sells bonds through the Treasury to finance national debt. Some U.S. government agencies sell bonds, such as the mortgage-backed bonds issued by the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). State and municipal governments issue bonds (munis) to finance public projects, and corporations sell them to pay for long-term enterprises, such as building offices or buying equipment. Investors can also purchase bonds issued by foreign governments and corporations.

How creditworthy is it?
A bond's quality, or credit risk, depends on who issues it and how likely they will be to make interest payments and, ultimately, to repay the debt. U.S. Treasury bonds are considered the highest quality--free of credit or default risk--because they are backed by the "full faith and credit" of the U.S. government. At the other end of the spectrum are high yield corporate bonds, so called because they offer higher returns to compensate investors for the greater risks they entail. They are often called "junk bonds" because their issuers lack long track records or have uncertain credit strength.

Most corporate bonds are rated on the basis of their credit risk by independent bond rating agencies, such as Moody's and Standard & Poor's. The lower the rating, the more risk and, generally speaking, the higher the return potential.

Bond credit ratings

                               Moody's      Standard & Poor's
                               Rating       Rating
Investment Grade Bonds
--------------------------------------------------------------
Highest quality                 Aaa          AAA
High quality                    Aa           AA
Good quality                    A            A
Medium quality                  Baa          BBB

High Yield Bonds
--------------------------------------------------------------
Less speculative                Ba           BB
Speculative                     B            B
More speculative                Caa          CCC
Highly speculative              Ca           CC
In default                      -            D
Not rated                       N            N

Risk and maturity
Bonds are also classified by their maturities. Short-term bonds mature in less than three years, long-term bonds in more than 10 years, and intermediate-term bonds somewhere in between. In general, the longer the maturity, the greater the risk, and the higher the coupon rate. We've already seen that longer maturities increase interest rate risk. Another risk that increases over time is call risk. Some bonds may be called by their issuer, i.e. redeemed before they mature. This can happen when interest rates fall below the coupon rate. If a bond is called, bond holders have to reinvest their money in a lower interest rate environment, therefore reducing yield. Prepayment risk is similar, but relates to mortgage-backed bonds such as Fannie Maes. As interest rates fall, many homeowners will refinance and pay their mortgages off, which means the bonds backing those mortgages will be paid off before maturity.

Longer-term bonds are also subject to inflation risk. Inflation is often the result of a hyperactive economy, and can lead, in turn, to higher interest rates. Because rising interest rates depress bond prices, the bond markets tend to react negatively to news of a booming economy. That's why good news can be bad news in the world of bonds.

Maturity is one way to assess a bond's price sensitivity to interest rate changes. But maturity only measures time. Duration is considered by many to be a more accurate tool for managing interest rate risk because it incorporates yield, interest payments, final maturity and call features into one measurement. Like maturity, duration is stated in terms of years. So if you're investing for a specific purpose, you should look for a bond investment with a duration that matches your time horizon. To find out your bond investment's duration, simply consult your financial advisor.

Bonds or bond mutual funds?
Investing in a bond mutual fund rather than directly in bonds can help reduce exposure to many of these risks. A bond fund offers instant diversification which lessens the risks associated with holding a single investment. Bond funds also offer the benefit of active, professional investment management and the lower trading costs fund managers can often negotiate. Finally, shares in a bond fund are simpler to buy and sell than individual bonds, and performance can be easily tracked.

Don't forget total return
When assessing the value of your investment, whether an individual bond or a bond mutual fund, make sure to consider total return. Total return is a more accurate measure of value because it comprises both yield and capital appreciation. By seeking income alone, you may limit your return potential and even increase risk.

All of these factors will help you evaluate a bond investment and the degree to which it fits with your financial objectives and your tolerance for risk. Bond investments have an important role to play in a well-diversified portfolio. Your financial advisor can help you determine which ones advance your financial goals best.


Duration, interest rates and price
Duration represents the approximate percentage change in a bond's price for a 100-basis point (1%) change in interest rates.

        If a bond has a duration of 6 years

        Interest rates drop       1%     value rises     6%

        Interest rates rise       1%     value drops     6%

Market
Review

Bond Market
Real Rates Remain High

In our last annual report we projected that inflation would remain low and that the real rate of return on bonds would remain high. Inflation over the past six months has remained low. Even though bond prices fell over the past six months, they remain a relatively attractive opportunity given the low inflation scenario.

Last summer's flight to quality, started by Russia's collapse, reversed course towards the end of the year as hopes for stability returned to the global financial markets. In particular, Treasury securities lost appeal as a safe haven as investors returned to other sectors of the bond market and to the stock market. Brazil's surprise devaluation did not prompt the same flight to quality that the market had previously experienced.

At the beginning of this year, stronger than expected economic growth and concern that the Federal Reserve might reverse policy sent bond prices lower again, as investors feared that higher inflation was on the horizon. While Treasuries lagged, other sectors of the bond market outperformed. Investment grade corporate and high yield bonds did better on hopes that domestic economic strength would continue, and municipal bonds rose as investors took advantage of their relatively attractive yields. Looking ahead, we see the current U.S. economic expansion continuing, but at a slower rate as consumer spending retreats from its currently unsustainable pace. The Federal Reserve will likely maintain a neutral stance in the face of a moderating economy, subdued inflation, and relatively calm global financial markets.

In this environment, the bond market is likely to remain stable, with interest rates moving within a relatively tight range. Short-term, bond yields could move to the lower end of this range as the bond market anticipates a slower economy. Long-term, with the bull market for bonds relatively over, lower interest rate volatility will make securities that provide incremental yield attractive to bond investors.

                   A round trip for long-term interest rate

                             [GRAPH APPERARS HERE]

                               Source: Bloomberg

                             30-Year U.S. Treasury Rates (%)
                             -------------------------------
                  03/06/1998                            6.02
                  03/13/1998                            5.89
                  03/20/1998                            5.89
                  03/27/1998                            5.96
                  04/03/1998                            5.80
                  04/10/1998                            5.88
                  04/17/1998                            5.88
                  04/24/1998                            5.95
                  05/01/1998                            5.93
                  05/08/1998                            5.98
                  05/15/1998                            5.97
                  05/22/1998                            5.90
                  05/29/1998                            5.80
                  06/05/1998                            5.79
                  06/12/1998                            5.66
                  06/19/1998                            5.67
                  06/26/1998                            5.63
                  07/03/1998                            5.60
                  07/10/1998                            5.63
                  07/17/1998                            5.75
                  07/24/1998                            5.69
                  07/31/1998                            5.71
                  08/07/1998                            5.63
                  08/14/1998                            5.54
                  08/21/1998                            5.43
                  08/28/1998                            5.34
                  09/04/1998                            5.29
                  09/11/1998                            5.23
                  09/18/1998                            5.15
                  09/25/1998                            5.11
                  10/02/1998                            4.84
                  10/09/1998                            5.11
                  10/16/1998                            4.98
                  10/23/1998                            5.18
                  10/30/1998                            5.16
                  11/06/1998                            5.39
                  11/13/1998                            5.25
                  11/20/1998                            5.22
                  11/27/1998                            5.16
                  12/04/1998                            5.04
                  12/11/1998                            5.02
                  12/18/1998                            5.00
                  12/25/1998                            5.22
                  01/01/1999                            5.09
                  01/08/1999                            5.27
                  01/15/1999                            5.11
                  01/22/1999                            5.08
                  01/29/1999                            5.09
                  02/05/1999                            5.35
                  02/12/1999                            5.42
                  02/19/1999                            5.39
                  02/26/1999                            5.57
                  03/05/1999                            5.59
                  03/12/1999                            5.52
                  03/19/1999                            5.56
                  03/26/1999                            5.60
                  04/01/1999                            5.59

                               Source: Bloomberg

Stock Market
The Bull Keeps Charging


The stock market has had a strong year, in spite of the fact that it hit a speed bump in the third quarter of 1998. Interest rate cuts and a strong economy ensured that the market continued to rise after this setback, with the Dow reaching the historic 10,000 mark in the first quarter of 1999. For the year ended March 31, 1999, the stock market, as measured by the S&P 500 Index, gained 18.5%.

However, these gains were not felt by all of the market. In fact, the market this year was characterized by narrowness, as only the largest of the large-cap growth stocks saw strong performance. In fact, the disparity in performance between large-cap growth-oriented stocks and small-cap value-oriented stocks has never been greater in the more than 20 years that Morningstar has tracked such data.

The market was led in large part this year by technology issues. Despite concerns about overvaluation, technology stocks--and especially Internet stocks--continued their ascent to new highs. Many technology companies have been expanding quickly and, in recent years, have offered investors enormous growth opportunities, which explains their continued popularity. Positive earnings outlooks and an increased need for technology have also fueled these advances.

Conversely, relatively undervalued issues--known as "value stocks" as well as small-cap issues, did not partake in the stock market's record rise this year. Investors ignored dividends in their quest for greater growth, and value stocks suffered as a result. In addition, investors favored more liquid, large-capitalization stocks, avoiding smaller, less liquid issues.

Looking ahead, we continue to be cautiously optimistic about the stock market. While we believe there is a strong possibility of an earnings slow-down in the coming year, we believe it will not push the market into negative territory but only temper it. In such an atmosphere, stock selection will be of utmost importance, and we believe that many attractive opportunities still exist.

                     The stock market rises to new highs.

                             [GRAPH APPEARS HERE]

                                             S & P 500 Index
                                             ---------------
                  03/06/1998                           1,056
                  03/13/1998                           1,069
                  03/20/1998                           1,099
                  03/27/1998                           1,095
                  04/03/1998                           1,123
                  04/10/1998                           1,111
                  04/17/1998                           1,123
                  04/24/1998                           1,108
                  05/01/1998                           1,121
                  05/08/1998                           1,108
                  05/15/1998                           1,109
                  05/22/1998                           1,110
                  05/29/1998                           1,091
                  06/05/1998                           1,114
                  06/12/1998                           1,099
                  06/19/1998                           1,101
                  06/26/1998                           1,133
                  07/03/1998                           1,146
                  07/10/1998                           1,164
                  07/17/1998                           1,187
                  07/24/1998                           1,141
                  07/31/1998                           1,121
                  08/07/1998                           1,089
                  08/14/1998                           1,063
                  08/21/1998                           1,081
                  08/28/1998                           1,027
                  09/04/1998                             974
                  09/11/1998                           1,010
                  09/18/1998                           1,020
                  09/25/1998                           1,045
                  10/02/1998                           1,003
                  10/09/1998                             984
                  10/16/1998                           1,056
                  10/23/1998                           1,071
                  10/30/1998                           1,099
                  11/06/1998                           1,141
                  11/13/1998                           1,126
                  11/20/1998                           1,164
                  11/27/1998                           1,192
                  12/04/1998                           1,177
                  12/11/1998                           1,166
                  12/18/1998                           1,188
                  12/25/1998                           1,226
                  01/01/1999                           1,229
                  01/08/1999                           1,275
                  01/15/1999                           1,243
                  01/22/1999                           1,225
                  01/29/1999                           1,280
                  02/05/1999                           1,239
                  02/12/1999                           1,230
                  02/19/1999                           1,239
                  02/26/1999                           1,238
                  03/05/1999                           1,275
                  03/12/1999                           1,295
                  03/19/1999                           1,299
                  03/26/1999                           1,283
                  04/01/1999                           1,294

                               Source: Bloomberg

Managing Director and Portfolio Manager
Q&A with Bill Gross


Bill Gross is a Managing Director and one of the founders of PIMCO. He is also the portfolio manager of the PIMCO Total Return and Low Duration Funds, and is leader of the team that manages the Short-Term, StocksPLUS, Moderate Duration and Strategic Balanced Funds. Mr. Gross' views on the financial markets are regularly featured in The Wall Street Journal, Barron's, Money magazine and The New York Times. We recently spoke with him regarding his latest outlook for the economy and the bond market.


Q: The bond market backed up in the first quarter of 1999. What happened?

A: Interest rates rose across all maturities as evidence of U.S. economic strength heightened concern that the Federal Reserve would raise interest rates to forestall a resurgence in inflation. Investors reacted to surprisingly strong economic news, including robust consumer spending and housing activity. Federal Reserve Chairman Alan Greenspan added to the concern when he spoke of the need to evaluate whether last year's three interest rate cuts remain "appropriate" in light of the economy's performance.

In addition, the turmoil in Brazil, caused by their surprise decision to devalue their currency in January, did not generate the same flight to quality rally that the Treasury market experienced last summer when Russia collapsed. In fact, since the end of September, other segments of the bond market, like municipals and corporates, have done better than Treasuries as yield spreads began to shrink back to historical norms.

[PICTURE APPEARS HERE]

Q: Is the bull market for bonds over?

A: Yes, I think the end of the historic 18-year bull run ended when long-term Treasuries fell to 43/4% last fall. I don't see us entering a new bull market phase anytime soon, although in the near-term yields could decline a bit as the bond market anticipates a slower economy.

Q: Do you think the economy will remain strong in 1999?

A: I expect the current U.S. expansion to continue, albeit at a more moderate pace than in the fourth quarter of 1998 or the past year as a whole. Consumer and investment spending will remain positive for the economy, though growth of each will slow from current high levels. Consumers, confident in the face of low unemployment and stock market gains, have recently dipped into savings to finance purchases. We believe this trend is not sustainable and that consumption will slow as savings return to more normal levels. Investment spending will grow at a slower pace because capacity utilization remains relatively low and provides less incentive to make investments.

Q: What is your outlook for inflation?

A: Last year I was quite concerned about the risk of deflation, or falling prices, here in the U.S. Although I think the risks of a dangerous deflationary spiral in the U.S. have subsided, many parts of the world, including Japan, are still fighting its effects on their economies. Going forward, there is nothing on the horizon that suggests rising prices anytime soon.

Q: Given your economic outlook, what will happen to interest rates?

A: The Federal Reserve will likely maintain a neutral stance in the face of moderate growth, subdued inflation, and relatively calm global financial markets. I think, given these circumstances, we may be entering a period where interest rates remain stable and range-bound. In this environment interest rate volatility will decline.

Q: Given this outlook, where do you see opportunities over the next six months?

A: Looking ahead, strategies and securities that provide incremental yield will be very important to portfolio performance. Therefore, we will target duration near the benchmark and focus on adding value by maximizing yield without adding significant risk. We will continue to own mo rtgages as one prudent way of doing this.

Past performance is no guarantee of future results. The views of Mr. Gross are not indicative of the past or future performance of any PIMCO Fund.

PIMCO High Yield Fund
A More Responsible High Yield Investment


At first glance, "responsible" and "high yield" may seem to be a contradiction in terms. After all, high yield is synonymous with greater risk. However, there is a high yield option that can offer the higher return potential you'd expect from such an investment with less risk exposure--PIMCO High Yield Fund.

High yield performance

The Fund's 1998 performance confirmed that it's different from most competitive funds. It returned +6.1% in contrast to the Lipper High Yield Fund Average, which lost 0.4%. Nearly half of the 246 high yield funds tracked by Lipper posted negative returns.

High Yield Fund's long-term record is equally strong. Since inception, the Fund's Class A average annual return is 11.3%, exceeding the overall high yield market (as measured by the Lehman Intermediate BB-rated Corporate Index). It has also outperformed its peers over the 1-, 3-, 5- year and since inception periods ended March 31, 1999. All of this has earned the Fund Morningstar's overall 5H rating as of March 31, 1999 among 1,521 taxable bond funds. (See page 9 for more details.)

                              [LOGO APPEARS HERE]

Less relative risk

The Fund has produced these impressive returns with less relative risk than many other high yield funds. In fact, for the 5-year period ended March 31, 1999, PIMCO High Yield Fund has the second lowest risk rating and the second highest return rating among 96 similar funds tracked by Morningstar. (See page 27 for more details.) Notably, since the Fund's inception, it has only had one of its holdings default, compared to 198 defaults for the overall high yield market.

A proven investment process

The key to PIMCO High Yield Fund's outstanding performance record and relatively lower risk has been its strict adherence to these principles:

 . Focus on higher quality--PIMCO High Yield Fund attempts to control risk by targeting the upper- and middle-tier credit qualities of the high yield market, rather than the most speculative lower-tier.

 . Diversification--The Fund further reduces risk by investing in a wide variety of industries and issues. PIMCO's expertise across all sectors of the bond market allows the Fund to invest in mortgage and international issues which are not usually considered for high yield investments.

 . Extensive research--The Fund manager and his research team conduct exhaustive credit research, relying heavily on independent analysis, not just on rating agencies.

 . Total return philosophy--The Fund's emphasis on total return (income plus capital appreciation) distinguishes it from its high yield peers, which tend to concentrate on income alone. Capital appreciation has made up 18% of the Fund's total return since inception.

Fixed-income expertise

The Fund is managed by Ben Trosky. Mr. Trosky is a PIMCO Managing Director and a Chartered Financial Analyst with 18 years of investment experience.

By investing in PIMCO High Yield Fund rather than directly in bonds, you can secure the benefits of high yield bonds with less relative risk. But all high yield investments carry more credit risk than investment-grade bonds, so it's important to view this Fund as a longer-term investment.

To learn more about PIMCO High Yield Fund, contact your financial advisor. Or call 1-800-426-0107.


Attractive Risk/Reward Tradeoff
PIMCO High Yield Fund versus competitive funds average (3/94-3/99)


Past performance is no guarantee of future results. Results for other periods may vary. "Competitive funds" are all high yield funds tracked by Morningstar. Plot points represent Morningstar risk and return ratings for all high yield funds (distinct portfolios only) tracked by Morningstar for the 5-year period ended 3/31/99. See page 27 for footnotes, which contain additional information.

Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:


 . The Baron of Bonds Bill Gross made the cover of the Barron's (2/8/99) Mutual Fund Section where he was referred to as the "Baron of Bonds" and was described as a "fixed income phenomenon" in recognition of his management of PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds.

In addition, The Wall Street Journal (2/9/99) described Bill Gross as "a rare bond-fund star. He has consistently bet the right direction of interest rates in recent years, leading to outperformance by his big PIMCO bond funds."

 . PIMCO StocksPLUS Fund Makes Money The March issue of Money did a story on enhanced index funds, citing PIMCO StocksPLUS as "having delivered, beating the S&P 500 by an annual average of 0.8 percentage points over the past five years."

 . The Risk Reward Continuum In a Los Angeles Times (1/26/99)story on the junk bond market, PIMCO High Yield made the paper's short list of high yield bond funds exhibiting a combination of high return and low risk based on their screening parameters. The paper praised the Fund's manager, "Despite Ben Trosky's play-it-safe approach--recently, 50% of the fund was in BB-rated debt and 10% was in investment-grade bonds--this fund still beat more than 97% of it's peers in 1998."

 . Investment News Interviews Ken Corba Investment News (3/1/99) spoke with Ken Corba, portfolio manager of PIMCO Growth and Target Funds, about his outlook for growth stocks and his investment philosophy. In this informative Q&A, Ken describes his "pure" growth stock picking process and talks about his proven ability to produce high returns with low turnover.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of March 31, 1999.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS              Overall        3 Year     5 Year     10 Year
--------------------------------------------------------------------------------
StocksPLUS                     *****          5          5          -
Innovation                     *****          5          -          -
Capital Appreciation           ****           4          4          -
Growth                         ****           4          4          4
Renaissance                    ****           4          4          3

--------------------------------------------------------------------------------
PIMCO BOND FUNDS               Overall        3 Year     5 Year     10 Year
--------------------------------------------------------------------------------
Short-Term                     *****          5          5          4
Low Duration                   *****          5          5          5
Total Return                   *****          5          4          5
High Yield                     *****          5          5          -
Global Bond II                 *****          5          -          -
Foreign Bond                   *****          5          5          -

The chart above is based on March 31, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,947, 1,810 and 743 domestic equity funds and 1,521, 1,048 and 371 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Growth, Renaissance, Innovation and Global Bond II, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expenses and sales charges. Growth, Renaissance and Global Bond II ratings are based on Class C shares. Innovation rating based on Class A shares. Other ratings may vary. 5-star ratings are limited to the top 10% of funds in an investment category; the next 22.5% earn 4 stars, and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Introducing: PIMCO Tax-Efficient Equity Fund


For the past several years, the press has trumpeted the positive aspects of index funds. However, index funds lack active management, which can have negative implications. PIMCO Tax-Efficient Equity Fund offers investors the opportunity to invest in an enhanced index fund with an important plus: active tax management.

Seeking to Outperform the Index
The Fund is managed by Dr. David Stein, a Ph.D. from Harvard in Applied Mathematics. In an attempt to closely track the movement of the S&P 500 Index, Dr. Stein employs his proprietary quantitative stock selection model--the same model the manager uses to privately manage portfolios for endowments, trusts and high net worth individuals. He also employs a number of enhanced tax management techniques, such as tax-lot accounting , tax-loss matching and harvesting, and low turnover.

The Added Benefit of Tax Efficiency
It's easy to lose sight of investment taxes in a land of high annual returns. But if the stock market slows down in 1999, as some experts predict, after-tax performance could become a major issue--and a sore spot for investors.

As its name implies, PIMCO Tax-Efficient Equity Fund is a tax-sensitive fund. Every portfolio transaction is closely analyzed with an eye toward minimizing taxes. The Fund uses a variety of techniques to achieve this goal.

 . Low Turnover The manager seeks to hold securities for 5-10 years. This leads to extremely low portfolio turnover and deferred capital gains.

 . Low-Dividend Bias The manager favors low-dividend paying stocks and stocks that do not pay any dividends.

 . Tax-Loss Matching and Harvesting The manager attempts to match realized losses with gains to effectively negate tax consequences. When practical, an "inventory" of losses is maintained to offset gains in the portfolio.

For additional information on PIMCO Tax-Efficient Equity Fund, please contact your financial advisor or call us at 1-800-426-0107.


Preparing for the Year 2000

There has been much written about the potential pitfalls associated with the Year 2000--or Y2K. We would like to take this opportunity to provide you with an update on how PIMCO Funds Distributors is addressing this issue.

The firm is implementing its Year 2000 preparedness plan. This plan has been reviewed and approved by upper management and the firm's management board. The plan includes awareness, inventory, assessment, implementation, testing and contingency planning. This includes a compliance review of the Y2K preparedness of all our major external business partners. Based on our review and analysis of the situation, we believe we have allocated necessary staffing and funding for the project.

We expect all our internal systems to be tested in advance of the Year 2000.

Portfolio Implications
Investment analysts and portfolio managers are aware of the Year 2000 risk.

Due to the pervasive and world-wide nature of the Year 2000 problem, PIMCO cannot guarantee that its operations will be unaffected by Y2K or that no losses will be incurred by clients. However, PIMCO believes that its Year 2000 efforts are reasonably designed to meet these goals.

If you have any questions regarding our Year 2000 preparedness, please write to us at PIMCO Advisors Y2K Project Office, 800 Newport Center Drive, Newport Beach, CA 92660.

This is a Year 2000 readiness disclosure.

What's new @ www.pimcofunds.com
Access Your PIMCO Funds Account On-line


If you've visited the PIMCO Funds Web site, you know that we provide "one-stop" access to the most timely and complete information available on all of the PIMCO Funds.

                              [GRAPHIC APPEARS HERE]

Once you've received your Personal Identification Number (PIN), you can access your account--simply, securely, whenever you want.

There's always room for improvement, however, and so we are pleased to announce an enhancement to the site that will make it even more useful.

Now, access your account--securely--on-line. Shareholders with direct accounts are now able to access their accounts on-line. A direct account is an account where the shareholder receives statements directly from PIMCO Funds.

To access your account, click on "My PIMCO Funds Account" on the site's Home page. This link brings you to a page where you will enter your PIN (Personal Identification Number) and Social Security number.

Your PIMCO Funds Customer Service Representative can provide you with a temporary PIN over the phone. Call 1-800-426-0107, Mon.-Fri., 8:00am-8:00pm ET.

We know how important your privacy is, so we've employed 128-bit encryption--the highest level available on the Internet. If your Web browser does not support this level of encryption, you will get a message indicating your browser needs to be upgraded.* Simply follow the links provided for information on how to download a browser that meets our security requirements.

Once you gain access to your account, you'll be able to:

 . view your current account balance (both for individual funds and your account total)

 . check recent transactions

 . see cumulative distributions for both the current and previous year (such as dividends and capital gains)

 . change your PIN.

Also, remember the site features "My Portfolio," which enables you to track the market value of your entire investment portfolio--PIMCO Funds as well as other funds, stocks, futures and options holdings.

If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or use the e-mail feature of the site to contact us.

                              [GRAPHIC APPEARS HERE]

View your account balance, check recent transactions and see all your distributions--all on the PIMCO Funds Web site.


*You may also elect to use the system if your browser supports 40-bit encryption.

The PIMCO Funds Family


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages $248 billion, including assets for 46 of the 100 largest U.S. corporations.

The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-800-426-0107.


                   Fund Name                   Objective                                Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------

Growth             Growth                      Long-term growth of capital              Stocks of larger-capitalized companies
Stock Funds
                   Target                      Capital appreciation                     Stocks of medium-capitalized companies

                   Opportunity                 Capital appreciation                     Stocks of smaller-capitalized companies
------------------------------------------------------------------------------------------------------------------------------------

Blend              Capital Appreciation        Growth of capital                        Stocks of larger-capitalized companies the
Stock Funds                                                                             manager believes are reasonably priced

                   Mid-Cap Growth              Growth of capital                        Stocks of medium-capitalized companies the
                                                                                        manager believes are reasonably priced
------------------------------------------------------------------------------------------------------------------------------------

Value              Equity Income               Current income and long-term growth      Stocks of companies with below-average P/Es
Stock Funds                                                                             and above-average dividends

                   Renaissance                 Long-term growth of capital and income   Stocks with below-average valuations

                   Value                       Long-term growth of capital and income   Stocks of companies with below-average P/Es


                   Value 25                    Long-term growth of capital and income   Stocks of medium-capitalized companies with
                                                                                        below-average P/Es

                   Small-Cap Value             Growth of capital and income             Stocks of smaller-capitalized companies
                                                                                        with  below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------

Enhanced Index     Tax-Efficient Equity        Maximum after-tax growth of capital      Stocks of larger-capitalized companies
Stock Funds
                   StocksPLUS                  Total return exceeding the S&P 500       S&P 500 stock index futures backed by a
                                               Index                                    portfolio of short-term, fixed-income
                                                                                        securities
------------------------------------------------------------------------------------------------------------------------------------

International      International               Capital appreciation                     Stocks of non-U.S. companies in developed
Stock Funds                                                                             and emerging markets
------------------------------------------------------------------------------------------------------------------------------------

Sector Related     Innovation                  Capital appreciation                     Stocks of technology-related companies
Stock Funds
                   Precious Metals             Capital appreciation                     Stocks of precious metals-related companies

------------------------------------------------------------------------------------------------------------------------------------

Short Duration     Money Market                Maximum current income, consistent with  Money market securities (Less than or equal
Bond Funds                                                                              to 90 days)
                                               preservation of capital and  daily
                                               liquidity

                   Short-Term                  Maximum current income consistent with   Money market securities and short-term
                                               preservation of capital and daily        bonds (up to 1 year duration)
                                               liquidity

                   Low Duration                Maximum total return                     Shorter-term, investment-grade bonds
                                                                                        (1-3 year duration)
------------------------------------------------------------------------------------------------------------------------------------

Intermediate       Total Return                Maximum total return                     Intermediate-term, investment-grade bond
Duration                                                                                (3-6 year duration)
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------

Long Duration      Long-Term U.S. Government   Maximum total return                     Long-term U.S. government bonds (8+ year
Bond Funds                                                                              duration)
------------------------------------------------------------------------------------------------------------------------------------

International      Global Bond II               Maximum total return                    Investment-grade U.S. and foreign bonds (3-7
Bond Funds                                                                              year duration)

                   Foreign Bond                 Maximum total return                    Investment-grade foreign bonds (3-7 year
                                                                                        duration)

                   Emerging Markets Bond        Maximum total return                    Emerging market bonds (0-8 year duration)
------------------------------------------------------------------------------------------------------------------------------------

High Yield         High Yield                   Maximum total return                    High-yield bonds (2-6 year duration)
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt         Municipal Bond               High current income exempt from         Investment-grade municipal bonds (3-10
Bond Funds                                      federal taxes,                          year duration)
                                                preservation of capital
------------------------------------------------------------------------------------------------------------------------------------

Inflation-Indexed  Real Return Bond             Maximum total return                    Inflation-adjusted government bonds
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------

Stock and Bond     Balanced                     Maximum total return                    Stocks, bonds and money market instruments
Funds
                   90/10 Portfolio              Long-term capital appreciation          90% in PIMCO Stock Funds and 10% in
                                                                                        PIMCO Bond Funds

                   60/40 Portfolio              Long-term capital appreciation and      60% in PIMCO Stock Funds and 40% in PIMCO
                                                current income                          Bond Funds

                   30/70 Portfolio              Current income, with long-term capital  30% in PIMCO Stock Funds and 70% in PIMCO
                                                appreciation as a secondary objective   Bond Funds


For more information on the risks associated with these Funds, see page 27.

PIMCO Funds Annual Report



Dear Fellow Shareholder:

The past 12 months have been an eventful time. While domestic political tensions have slowly diffused, on the international front the U.S. embarked with its NATO allies on a difficult military mission in the Balkans. So far that situation has had little impact on the markets, but all eyes are upon it.

Meanwhile, the U.S. economy has continued to expand while inflation has remained exceptionally low. Against this backdrop, both stocks and bonds have done well. The stock market maintained its upward momentum, even after the volatile third quarter of 1998, with most of the major indices heading into record territory by the end of the first quarter of this year. 1998 saw the U.S. bond markets flourish, hitting record levels of activity in the primary markets.

On a more microcosmic level, the past 12 months have been eventful at PIMCO Funds too. The Funds in our Pacific Investment Management Series have continued to excel, with relative strong performance experienced in all of our domestic and foreign portfolios. The year culminated with the news that Morningstar had named Bill Gross and his team Fixed Income Manager of the Year. Another milestone followed when Total Return Fund (managed by Mr. Gross) topped the $25 billion mark, making it the largest bond fund in the world, and the only bond fund on the select list of the 25 biggest mutual funds in America (Source:
Bloomberg).

As we move toward the new millennium, we will of course continue to work hard to help you meet your financial objectives. As viable new opportunities arise, we will be expanding our fund family to offer you additional investment options managed by PIMCO's institutional-quality investment professionals. In the coming year, we expect to introduce two new funds to our offerings: Strategic Balanced Fund and Convertible Bond Fund.

Within this Annual, you'll find detailed fund information and financial highlights. As always, we appreciate the trust you have placed in us through your investments. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

Sincerely,


Brent R. Harris
Chairman of the Board

/s/ Brent R. Harris

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Funds: Pacific Investment Management Series Funds as of March 31, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.


Page 15-27 Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.


Page 28-79 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of March 31, 1999, including the number of shares or principal amount and value as of that date.

                                                          Schedule of
Fund Name                           Fund Summary          Investments

Emerging Markets Bond Fund          Page 15               Page 28
Foreign Bond Fund                   Page 16               Page 30
Global Bond Fund II                 Page 17               Page 34
High Yield Fund                     Page 18               Page 37
Long-Term U.S. Government Fund      Page 19               Page 42
Low Duration Fund                   Page 20               Page 45
Money Market Fund                   Page 21               Page 51
Municipal Bond Fund                 Page 22               Page 52
Real Return Bond Fund               Page 23               Page 55
Short-Term Fund                     Page 24               Page 57
StocksPLUS Fund                     Page 25               Page 59
Total Return Fund                   Page 26               Page 62



Page 80-85 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.


Page 86-87 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's class-level NAVs per share by dividing the Fund's class-level net assets (assets minus liabilities) by the number of class-level shares outstanding.


Page 88-89 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.


Page 90-92 Statements of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.


Page 93 Statement of Cash Flows
For certain Funds that employ leveraging in the investment strategy, this reports the increase or decrease in a Fund's cash balance during the reporting period. Changes in cash balances are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.


Page 94-100 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

PIMCO Emerging Markets Bond Fund


OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

PORTFOLIO:
Primarily emerging market bonds.

DURATION RANGE:
0-8 years

FUND INCEPTION DATE:
7/31/97

TOTAL NET ASSETS:
$5 million

PORTFOLIO MANAGER:
Michael Rosborough

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                   A Shares                        B Shares                        C Shares        Lipper          J.P. Morgan
                                                                                                   Emerg. Mkts.    Emerg. Mkts.
                                   Adjusted                        Adjusted        Adjusted        Debt Fund Avg.  Index
--------------------------------------------------------------------------------------------------------------------------------
1 Year             -12.9%          -16.8%          -13.6%          -17.5%          -14.4%          -21.0%          -14.5%
Inception           -6.4%           -9.0%           -7.1%           -9.1%           -7.1%             --              --

Change in Value
$10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                         PIMCO       PIMCO       PIMCO         J.P. Morgan
MONTH                   Emerging    Emerging    Emerging     Emerging Markets
                        Markets A   Markets B   Markets C         Index
07/31/97                  9,550      10,000      10,000           10,000
08/31/97                  9,434       9,870       9,872            9,960
09/30/97                  9,693      10,134      10,135           10,264
10/31/97                  8,587       8,970       8,971            9,082
11/30/97                  9,038       9,436       9,437            9,513
12/31/97                  9,266       9,668       9,669            9,841
01/31/98                  9,277       9,673       9,674            9,822
02/28/98                  9,538       9,940       9,941           10,103
03/31/98                  9,822      10,228      10,229           10,354
04/30/98                  9,844      10,245      10,245           10,379
05/31/98                  9,524       9,905       9,905           10,025
06/30/98                  9,209       9,571       9,571            9,735
07/31/98                  9,347       9,706       9,706            9,802
08/31/98                  6,741       6,994       6,994            6,985
09/30/98                  7,263       7,531       7,532            7,668
10/31/98                  7,641       7,916       7,919            8,165
11/30/98                  8,250       8,542       8,544            8,645
12/31/98                  8,147       8,430       8,432            8,429
01/31/99                  7,862       8,130       8,133            8,117
02/28/99                  8,016       8,285       8,288            8,233
03/31/99                  8,556       8,538       8,840            8,857

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
------------------------------------
1 year or less                 13%
------------------------------------
1-5 years                      22%
------------------------------------
5-10 years                     24%
------------------------------------
10-20 years                    27%
------------------------------------
20-30 years                    14%
------------------------------------
Duration                 5.0 years
------------------------------------

Top 10 Countries
------------------------------------
Argentina                    19.1%
------------------------------------
Mexico                       18.4%
------------------------------------
Brazil                       14.4%
------------------------------------
South Korea                  10.3%
------------------------------------
United States                 6.0%
------------------------------------
Venezuela                     5.8%
------------------------------------
Poland                        4.3%
------------------------------------
Philippines                   4.2%
------------------------------------
Uruguay                       3.6%
------------------------------------
Panama                        2.9%
------------------------------------

Quality Breakdown
------------------------------------
AAA                           4.9%
------------------------------------
AA                            1.0%
------------------------------------
A                             2.0%
------------------------------------
BBB                          22.9%
------------------------------------
BB                           46.6%
------------------------------------
B                            21.8%
------------------------------------
CC                            0.8%
------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Emerging Markets Bond Fund was launched on July 31, 1997. The Fund seeks maximum total return through investment in fixed income instruments issued in emerging market countries, which offer higher yields and capital appreciation potential. The last twelve months have been an extremely difficult period for the emerging market economies. Although the Fund outperformed the Lipper Emerging Markets Debt Fund Average for the year ending March 31, 1999, Class A shares lost 12.9%, while the Lipper average declined 21.0%.
     Throughout the second and third quarters of 1998 turmoil grew in the emerging markets, emanating from Asia. The crisis spread to Russia, which devalued its currency and defaulted on its loans. Investors worried whether the IMF and G7 countries would continue to assist financially strapped regions. With leveraged investors in the most volatile markets forced to liquidate their positions, many emerging bond markets were dragged down far further than their fundamentals warranted. As a result, the Fund suffered.
     However, investor confidence returned in the fourth quarter of 1998, and most emerging bond markets posted positive returns in the first quarter of this year despite the currency devaluation by Brazil. In fact, Brazil was the top performer in the first quarter, as the announcement of a positive inflation report, lower interest rates and IMF support brought investors back to this emerging market. For the last six months, the Fund did post positive returns.
     During this period of outperformance, the Fund benefited from a concentration of investments in higher-quality credit issues in Mexico and Argentina, countries that felt little negative impact from Brazil's problems. An overweight position in South Korea benefited from a debt restructuring program and economic reform which ultimately led to a credit upgrade back to the investment grade level. Finally, an overweight position in Poland enhanced return, as it was the top performer over the past year.
     Looking ahead, the manager plans to remain cautious and currently keep the portfolio quality at BB or better. Over the long term, the manager believes that the emerging market bond sector should benefit from economic reform and further integration with the developed economies of the world.

                                        See page 28 for financial details.  15

PIMCO Foreign Bond Fund


OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

PORTFOLIO:
Primarily investment grade foreign bonds.

DURATION RANGE:
3-7 years

FUND INCEPTION DATE:
12/3/92

TOTAL NET ASSETS:
$621 million

PORTFOLIO MANAGER:
Lee Thomas

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                         A Shares                      B Shares                      C Shares      Lipper Intl.   J.P. Morgan
                                                                                                   Income Fund    Non-U.S.
                                        Adjusted                      Adjusted       Adjusted      Average        Index (Hedged)
--------------------------------------------------------------------------------------------------------------------------------
1 year                    7.4%           2.6%           6.7%           1.7%           5.6%          7.2%          10.6%
3 years                  12.2%          10.5%          11.4%          10.6%          11.4%          5.6%          12.2%
5 years                  10.8%           9.8%          10.0%           9.8%          10.0%          6.6%          10.7%
Inception                10.5%           9.7%           9.7%           9.7%          9.7%            --             --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                                                                  J.P. Morgan
MONTH                  PIMCO                PIMCO               PIMCO              Non-U.S.
                     Foreign A            Foreign B           Foreign C             Index
12/31/92                9,550              10,000              10,000              10,000
01/31/93                9,625              10,073              10,073              10,091
02/28/93                9,833              10,286              10,286              10,274
03/31/93                9,867              10,314              10,314              10,280
04/30/93                9,863              10,304              10,304              10,281
05/31/93                9,949              10,387              10,387              10,338
06/30/93               10,180              10,623              10,623              10,549
07/31/93               10,337              10,781              10,781              10,667
08/31/93               10,584              11,033              11,033              10,889
09/30/93               10,622              11,067              11,067              10,936
10/31/93               10,776              11,221              11,221              11,082
11/30/93               10,803              11,242              11,242              11,159
12/31/93               11,068              11,511              11,511              11,390
01/31/94               11,079              11,515              11,515              11,333
02/28/94               10,782              11,200              11,200              11,078
03/31/94               10,590              10,994              10,994              10,977
04/30/94               10,486              10,879              10,879              10,899
05/31/94               10,329              10,709              10,709              10,779
06/30/94               10,135              10,501              10,501              10,669
07/31/94               10,195              10,557              10,557              10,739
08/31/94               10,091              10,442              10,442              10,636
09/30/94               10,104              10,448              10,448              10,645
10/31/94               10,139              10,477              10,477              10,687
11/30/94               10,285              10,622              10,622              10,838
12/31/94               10,214              10,541              10,541              10,813
01/31/95               10,280              10,601              10,601              10,931
02/28/95               10,343              10,660              10,660              11,072
03/31/95               10,347              10,656              10,656              11,297
04/30/95               10,596              10,905              10,905              11,477
05/31/95               11,008              11,322              11,322              11,854
06/30/95               10,938              11,243              11,243              11,814
07/31/95               11,142              11,445              11,445              11,963
08/31/95               11,351              11,651              11,651              12,067
09/30/95               11,508              11,806              11,806              12,258
10/31/95               11,697              11,991              11,991              12,395
11/30/95               12,152              12,450              12,450              12,667
12/31/95               12,328              12,623              12,623              12,785
01/31/96               12,627              12,919              12,919              12,939
02/29/96               12,354              12,632              12,632              12,787
03/31/96               12,550              12,826              12,826              12,893
04/30/96               12,850              13,125              13,125              13,047
05/31/96               12,895              13,163              13,163              13,136
06/30/96               13,037              13,299              13,299              13,245
07/31/96               13,160              13,417              13,417              13,345
08/31/96               13,478              13,733              13,733              13,522
09/30/96               13,851              14,107              14,107              13,810
10/31/96               14,189              14,442              14,442              14,038
11/30/96               14,528              14,780              14,780              14,319
12/31/96               14,601              14,845              14,845              14,339
01/31/97               14,826              15,067              15,070              14,518
02/28/97               14,900              15,133              15,136              14,611
03/31/97               14,708              14,929              14,932              14,533
04/30/97               14,840              15,054              15,057              14,690
05/31/97               14,912              15,117              15,120              14,767
06/30/97               15,205              15,406              15,409              15,018
07/31/97               15,424              15,619              15,622              15,257
08/31/97               15,356              15,539              15,542              15,275
09/30/97               15,683              15,859              15,862              15,545
10/31/97               15,495              15,658              15,661              15,645
11/30/97               15,700              15,856              15,860              15,757
12/31/97               15,924              16,072              16,075              15,962
01/31/98               16,149              16,289              16,292              16,174
02/28/98               16,293              16,424              16,428              16,318
03/31/98               16,491              16,615              16,618              16,464
04/30/98               16,542              16,666              16,660              16,548
05/31/98               16,680              16,793              16,786              16,774
06/30/98               16,756              16,860              16,853              16,847
07/31/98               17,016              17,111              17,104              17,003
08/31/98               16,875              16,959              16,952              17,338
09/30/98               17,256              17,332              17,325              17,749
10/31/98               16,894              16,956              16,949              17,722
11/30/98               17,205              17,258              17,251              17,914
12/31/98               17,441              17,482              17,475              17,892
01/31/99               17,793              17,825              17,818              18,114
02/28/99               17,613              17,634              17,627              17,993
03/31/99               17,715              17,726              17,719              18,207

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.




--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
---------------------------------------
1 year or less                     1%
---------------------------------------
1-5 years                         41%
---------------------------------------
5-10 years                        43%
---------------------------------------
10-20 years                        2%
---------------------------------------
20-30 years                       13%
---------------------------------------
Duration                    5.9 years
---------------------------------------

Top 10 Countries
---------------------------------------
United States                   34.0%
---------------------------------------
Japan                           11.7%
---------------------------------------
United Kingdom                   9.4%
---------------------------------------
Italy                            7.5%
---------------------------------------
Germany                          5.9%
---------------------------------------
Canada                           5.0%
---------------------------------------
Supranational                    4.7%
---------------------------------------
Sweden                           3.4%
---------------------------------------
Denmark                          3.0%
---------------------------------------
Argentina                        1.9%
---------------------------------------

Quality Breakdown
---------------------------------------
AAA                             68.0%
---------------------------------------
AA                              19.0%
---------------------------------------
A                                4.3%
---------------------------------------
BBB                              6.7%
---------------------------------------
BB                               1.4%
---------------------------------------
B                                0.6%
---------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Foreign Bond Fund returned 7.4% for Class A shares for the one-year period ended March 31, 1999, outperforming the Lipper International Income Fund Average's 7.2% return for the period. The Fund also did well over longer periods, outperforming the Lipper Average for the three- and five-year time periods and since its inception.
  Beginning in July of 1998, the heightened turmoil in the emerging markets, in particular Russia's debt default, and the near collapse of Long-Term Capital Management sparked a wave of volatility and a subsequent flight to quality which drove investors out of riskier asset classes and into safe-haven securities. Natural resource-based economies suffered as commodity prices, particularly oil, fell. Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects negatively influenced many other bond markets.
  However, there were several positive factors that helped to boost the Fund's performance. The turmoil of last summer created opportunities in the fall as calm returned to the markets and investors regained confidence. As a result, the Fund's bullish duration stance proved beneficial as yields in most developed bond markets ended the year lower.
  Country selection within the European bloc was also important to performance. The Fund benefited from an overweight position in long-term German bonds as low inflation data pushed bond prices higher. In addition, the Fund's position in the Greek bond market contributed to performance as investors responded positively to Greece's announcement of timely entry into the EMU. Overweight positions in other second round EMU candidates, especially Scandinavian countries, also enhanced returns as their yields converged on German levels in response to successive interest rate cuts by their central banks.
  Our underweight exposure to the Japanese yen and government bonds was the primary detractor from performance over the past year. Contrary to most expectations the yen actually strengthened and, despite supply concerns at the end of 1998, the Japanese bond market saw a sustained rally for most of the year. In addition, the Fund's currency strategy in Europe detracted from returns as the euro suffered a shaky debut.
  Looking ahead, the manager currently sees further interest declines across many of the world's major markets, especially Europe and Japan where sub-potential economic growth should likely keep a downward bias on interest rates. The Fund intends to continue to invest in high quality fixed-income securities that the manager believes to be among the safest and most liquid within the foreign bond market.

16                                           See page 30 for financial details.

PIMCO Global Bond Fund II


OBJECTIVE:
Maximum total return, consistent with preservation of capital (U.S. and non-U.S.).

PORTFOLIO:
Primarily investment grade U.S. and foreign bonds.

DURATION RANGE:
3-7 years

FUND INCEPTION DATE:
10/2/95

TOTAL NET ASSETS:
$43 million

PORTFOLIO MANAGER:
Lee Thomas


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99


                     A Shares                     B Shares                   C Shares    Lipper Global   J.P. Morgan
                                                                                         Income Fund.    Global Index
                                   Adjusted                    Adjusted      Adjusted    Average         (Hedged)
------------------------------------------------------------------------------------------------------------------------
1 Year                5.7%          0.9%          4.9%         -0.1%          3.8%          2.4%           9.3%
3 Years               9.7%          8.0%          8.8%          7.9%          8.7%          5.8%          10.6%
Inception            10.0%          8.6%          9.2%          8.5%          9.2%           --             --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

  MONTH          PIMCO            PIMCO           PIMCO        J.P. Morgan
                Global           Global          Global           Global
               Bond II A        Bond II B       Bond II B         Index
10/31/95          9,550          10,000          10,000          10,000
11/30/95          9,869          10,334          10,334          10,191
12/31/95          9,926          10,394          10,394          10,302
01/31/96         10,115          10,591          10,591          10,406
02/29/96          9,923          10,390          10,390          10,257
03/31/96          9,941          10,404          10,404          10,279
04/30/96         10,065          10,515          10,515          10,334
05/31/96         10,057          10,496          10,487          10,373
06/30/96         10,150          10,566          10,566          10,471
07/31/96         10,193          10,608          10,608          10,530
08/31/96         10,443          10,851          10,850          10,614
09/30/96         10,687          11,098          11,098          10,814
10/31/96         10,917          11,340          11,330          11,009
11/30/96         11,186          11,603          11,603          11,215
12/31/96         11,157          11,576          11,566          11,188
01/31/97         11,252          11,656          11,656          11,283
02/28/97         11,330          11,730          11,729          11,334
03/31/97         11,173          11,561          11,560          11,255
04/30/97         11,306          11,690          11,690          11,392
05/31/97         11,395          11,773          11,773          11,468
06/30/97         11,589          11,967          11,967          11,638
07/31/97         11,830          12,208          12,208          11,886
08/31/97         11,787          12,155          12,155          11,844
09/30/97         12,006          12,373          12,374          12,043
10/31/97         11,865          12,220          12,221          12,176
11/30/97         11,950          12,299          12,300          12,254
12/31/97         12,082          12,428          12,429          12,405
01/31/98         12,191          12,534          12,534          12,581
02/28/98         12,261          12,598          12,597          12,632
03/31/98         12,426          12,760          12,760          12,714
04/30/98         12,480          12,807          12,807          12,777
05/31/98         12,546          12,868          12,867          12,936
06/30/98         12,602          12,918          12,914          13,030
07/31/98         12,755          13,065          13,061          13,113
08/31/98         12,618          12,917          12,913          13,412
09/30/98         12,900          13,199          13,195          13,754
10/31/98         12,685          12,971          12,967          13,724
11/30/98         12,852          13,132          13,127          13,821
12/31/98         12,962          13,235          13,231          13,821
01/31/99         13,250          13,521          13,517          13,961
02/28/99         13,046          13,306          13,302          13,774
03/31/99         13,127          13,081          13,376          13,900

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
------------------------------------
1 year or less                  4%
------------------------------------
1-5 years                      33%
------------------------------------
5-10 years                     41%
------------------------------------
10-20 years                    11%
------------------------------------
20-30 years                    11%
------------------------------------
Duration                 5.9 years
------------------------------------

Top 10 Countries
------------------------------------
United States                47.7%
------------------------------------
United Kingdom                7.8%
------------------------------------
Japan                         7.0%
------------------------------------
Supranational                 4.7%
------------------------------------
Canada                        4.3%
------------------------------------
Sweden                        3.6%
------------------------------------
Denmark                       3.4%
------------------------------------
Italy                         3.3%
------------------------------------
Germany                       2.8%
------------------------------------
Argentina                     1.9%
------------------------------------

Quality Breakdown
------------------------------------
AAA                          70.8%
------------------------------------
AA                           16.4%
------------------------------------
A                             5.0%
------------------------------------
BBB                           5.2%
------------------------------------
BB                            1.6%
------------------------------------
B                             1.0%
------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Global Bond Fund II posted good results for the past one-year period ending March 31, 1999, returning 5.7% for Class A shares, and outperforming the Lipper Global Income Fund Average's 2.4% return. The Fund has also outperformed the Lipper Average for the three-year period and since inception.
  Beginning in July of 1998, the heightened turmoil in the emerging markets, in particular Russia's debt default, and the near collapse of Long-Term Capital Management, sparked a wave of volatility and a subsequent flight to quality that drove investors out of riskier asset classes and into safe-haven securities. Natural resource-based economies suffered as commodity prices, particularly oil, fell. Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects negatively influenced many other bond markets.
  The Fund's exposure to the U.S. bond market, which received much of the flight to quality flows, helped mitigate the damage to the Fund's foreign holdings. In addition, there were other factors that helped to boost the Fund's performance. The turmoil of last summer created opportunities in the fall as calm returned to the markets and investors regained confidence. As a result, the Fund's bullish duration stance proved beneficial as yields in most developed bond markets ended the year lower.
  Country selection within the European bloc was also important to performance. The Fund benefited from an overweight position in long-term German bonds as low inflation data pushed bond prices higher. In addition, the Fund's position in the Greek bond market contributed to performance as investors responded positively to Greece's announcement of timely entry into the European Monetary Union. Overweight positions in other second round EMU candidates, especially Scandinavian countries, also enhanced returns as their yields converged on German levels in response to successive interest rate cuts by their central banks.
    Our underweight exposure to the Japanese yen and government bonds was the primary detractor from performance over the past year. Contrary to most expectations the yen actually strengthened and, despite supply concerns at the end of 1998, the Japanese bond market saw a sustained rally for most of the year. In addition, the Fund's currency strategy in Europe detracted from returns as the euro suffered a shaky debut.
   Going forward, the manager currently sees the potential for further interest declines across many of the world's major markets. The Fund intends to continue to invest in high quality fixed-income securities that the manager believes to be among the safest and most liquid within the global bond market.

                                          See page 34 for financial details.  17

PIMCO High Yield Fund


OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily high
yield bonds.

DURATION RANGE:
2-6 years

FUND INCEPTION DATE:
12/16/92

TOTAL NET ASSETS:
$3,223 million

PORTFOLIO MANAGER:
Ben Trosky

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                      B Shares                    C Shares       Lipper High      Lehman BB
                                                                                              Current Yield    Int. Corp.
                                  Adjusted                      Adjusted       Adjusted       Fund Avg.        Index
---------------------------------------------------------------------------------------------------------------------------
1 year                4.3%          -0.4%           3.5%          -1.3%           2.6%        -1.9%             4.4%
3 years              10.2%           8.5%           9.4%           8.5%           9.4%         8.2%             8.9%
5 years              10.8%           9.8%          10.0%           9.7%          10.0%         8.2%             9.7%
Inception            11.3%          10.5%          10.5%          10.5%          10.5%          --               --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

 MONTH          PIMCO             PIMCO            PIMCO          Lehman BB
            High Yield A      High Yield B     High Yield C      Int. Corp.
                                                                    Index
12/31/92        9,550            10,000           10,000            10,000
01/31/93        9,764            10,218           10,218            10,211
02/28/93        9,941            10,398           10,398            10,361
03/31/93       10,138            10,597           10,597            10,478
04/30/93       10,243            10,700           10,700            10,566
05/31/93       10,315            10,769           10,769            10,644
06/30/93       10,592            11,052           11,052            10,870
07/31/93       10,664            11,120           11,120            10,980
08/31/93       10,780            11,235           11,235            11,107
09/30/93       10,831            11,281           11,281            11,188
10/31/93       11,118            11,573           11,573            11,338
11/30/93       11,200            11,652           11,652            11,368
12/31/93       11,293            11,742           11,742            11,465
01/31/94       11,530            11,981           11,981            11,657
02/28/94       11,525            11,969           11,969            11,644
03/31/94       11,177            11,601           11,601            11,288
04/30/94       11,076            11,489           11,489            11,221
05/31/94       11,154            11,562           11,562            11,231
06/30/94       11,166            11,567           11,567            11,265
07/31/94       11,267            11,666           11,666            11,402
08/31/94       11,359            11,753           11,753            11,523
09/30/94       11,434            11,824           11,824            11,544
10/31/94       11,436            11,819           11,819            11,571
11/30/94       11,387            11,761           11,761            11,492
12/31/94       11,520            11,892           11,892            11,563
01/31/95       11,629            11,997           11,997            11,749
02/28/95       11,945            12,315           12,315            12,106
03/31/95       12,115            12,484           12,484            12,220
04/30/95       12,376            12,746           12,746            12,465
05/31/95       12,731            13,104           13,104            12,831
06/30/95       12,832            13,200           13,200            12,944
07/31/95       13,000            13,365           13,365            13,062
08/31/95       13,096            13,456           13,456            13,138
09/30/95       13,275            13,634           13,634            13,280
10/31/95       13,465            13,822           13,822            13,384
11/30/95       13,625            13,978           13,978            13,553
12/31/95       13,852            14,202           14,202            13,767
01/31/96       14,072            14,419           14,419            13,990
02/29/96       14,083            14,422           14,422            13,940
03/31/96       13,968            14,295           14,295            13,867
04/30/96       14,025            14,345           14,345            13,862
05/31/96       14,068            14,381           14,381            13,881
06/30/96       14,122            14,427           14,427            14,031
07/31/96       14,243            14,542           14,542            14,107
08/31/96       14,471            14,766           14,766            14,221
09/30/96       14,804            15,097           15,097            14,527
10/31/96       14,948            15,236           15,236            14,729
11/30/96       15,267            15,554           15,554            15,026
12/31/96       15,416            15,696           15,696            15,059
01/31/97       15,570            15,837           15,842            15,203
02/28/97       15,805            16,067           16,071            15,386
03/31/97       15,593            15,842           15,846            15,203
04/30/97       15,755            15,997           16,002            15,392
05/31/97       16,110            16,346           16,351            15,655
06/30/97       16,343            16,573           16,578            15,857
07/31/97       16,760            16,984           16,989            16,330
08/31/97       16,750            16,962           16,967            16,174
09/30/97       17,026            17,232           17,237            16,428
10/31/97       17,038            17,232           17,237            16,484
11/30/97       17,197            17,381           17,387            16,600
12/31/97       17,386            17,562           17,567            16,752
01/31/98       17,680            17,847           17,852            16,953
02/28/98       17,770            17,927           17,932            17,031
03/31/98       17,903            18,051           18,056            17,140
04/30/98       17,943            18,080           18,085            17,228
05/31/98       18,029            18,156           18,161            17,340
06/30/98       18,157            18,272           18,279            17,446
07/31/98       18,344            18,447           18,454            17,536
08/31/98       17,603            17,691           17,698            17,052
09/30/98       17,821            17,898           17,905            17,414
10/31/98       17,639            17,705           17,712            17,191
11/30/98       18,378            18,436           18,443            17,603
12/31/98       18,452            18,497           18,504            17,714
01/31/99       18,690            18,724           18,731            17,897
02/28/99       18,531            18,554           18,561            17,764
03/31/99       18,679            18,689           18,697            17,892

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-----------------------------------
1 year or less                 11%
-----------------------------------
1-5 years                      21%
-----------------------------------
5-10 years                     58%
-----------------------------------
10-20 years                     6%
-----------------------------------
20-30 years                     4%
-----------------------------------
Duration                 4.8 years
-----------------------------------

Sector Breakdown
-----------------------------------
Corporate Bonds & Notes      79.2%
-----------------------------------
Short-Term Instruments        7.6%
-----------------------------------
Asset-Backed Securities       6.1%
-----------------------------------
Other                         7.1%
-----------------------------------

Quality Breakdown
-----------------------------------
AAA                           7.6%
-----------------------------------
AA                            0.8%
-----------------------------------
A                             0.1%
-----------------------------------
BBB                           8.0%
-----------------------------------
BB                           51.1%
-----------------------------------
B                            32.4%
-----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Despite a difficult year in the high yield market, the High Yield Fund posted strong relative results. For the year ended March 31, 1999, the Fund returned 4.3% for Class A shares, comparing quite favorably to the Lipper High Current Yield Average, which lost 1.9% for the period. The Fund also performed well over the long term, outpacing the average over the three- and five-year periods, as well as since its inception.
  The Fund's manager invests primarily in middle- and upper-tier quality, high yield bonds in an effort to limit the portfolio's exposure to risks associated with the lower-tier of the junk bond market. In the second and third quarters of 1998 this strategy paid off handsomely, as much of the high yield market suffered large losses as the corporate sector was hit by worries about growing global turmoil and its possible effect on domestic corporate profits.
  The Fund managed to avoid many of the problems that beset most of its peers for several reasons. First, a defensive industry orientation, accomplished by a large weight in more stable credit sectors such as utilities, telecommunications and cable TV benefited the Fund, as these sectors were less prone to the volatility created by the global turmoil. Second, the Fund avoided securities issued by commodity producers who have been hurt by the deflationary environment, which has kept commodity prices low. Third, purchasing out-of-favor industries when calm returned to the financial markets after last year's global turmoil enhanced performance. In particular, the energy sector was a good buy for the Fund. Finally, a small allocation to emerging market issues contributed positively to results as they benefited from the calm after the storm.
  The Fund was negatively impacted by its holdings of single B-rated credits, which underperformed for the same reasons that the sectors mentioned above outperformed. In response, over the past year the manager has trimmed the Fund's exposure to single B-rated credits to 32% of the portfolios from 50% in the first quarter of 1998.
  Looking ahead, the manager currently expects to remain cautious, keeping the portfolio solidly in the BB category, given the expectation that the economy and corporate profits will slow. The Fund intends to underweight cyclical credits, a sector that should have difficulty maintaining price levels as the economy slows. The Fund intends to continue to overweight in defensive sectors, focusing on industries with stable cash flow.

18                                           See page 37 for financial details.

PIMCO Long-Term U.S. Government Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily longer-term U.S. Govern-ment securities.

DURATION RANGE:
Equal to or greater than 8 years

FUND INCEPTION DATE:
7/1/91

Total Net Assets:
$282 million

PORTFOLIO MANAGER:
Pasi Hamaleinen

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                 A Shares                      B Shares                     C Shares     Lipper Gen.    Lehman           Lehman
                                                                                         U.S. Govt.     Int. & 20+       Aggregate
                              Adjusted                      Adjusted        Adjusted     Fund Average   Treasury Index   Bond Index
-----------------------------------------------------------------------------------------------------------------------------------
1 year            7.3%           2.5%           6.5%           1.6%           5.5%          5.3%           6.8%          6.5%
3 years          10.2%           8.5%           9.3%           8.5%           9.4%          6.7%           9.6%          7.8%
5 years          10.0%           9.0%           9.1%           8.8%           9.2%          6.6%           9.4%          7.8%
Inception        11.7%          11.0%          11.0%          11.0%          10.9%           --             --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

 MONTH         PIMCO          PIMCO         PIMCO      Lehman Int.     Lehman
            Long-Term A    Long-Term B   Long-Term C   & 20+ Treas.   Agg. Bond
                                                          Index         Index
06/30/91       9,550         10,000        10,000         10,000        10,000
07/31/91       9,678         10,128        10,128         10,157        10,139
08/31/91      10,051         10,511        10,511         10,508        10,358
09/30/91      10,385         10,855        10,855         10,831        10,568
10/31/91      10,435         10,900        10,900         10,848        10,686
11/30/91      10,572         11,037        11,037         10,900        10,784
12/31/91      11,265         11,755        11,755         11,550        11,104
01/31/92      10,944         11,413        11,413         11,191        10,953
02/29/92      10,997         11,462        11,462         11,250        11,024
03/31/92      10,958         11,416        11,416         11,126        10,962
04/30/92      10,901         11,350        11,350         11,102        11,041
05/31/92      11,287         11,745        11,745         11,414        11,249
06/30/92      11,447         11,906        11,906         11,564        11,404
07/31/92      11,986         12,458        12,458         12,046        11,637
08/31/92      12,223         12,697        12,697         12,123        11,755
09/30/92      12,436         12,911        12,911         12,300        11,894
10/31/92      12,123         12,579        12,579         12,046        11,736
11/30/92      12,247         12,701        12,701         12,112        11,739
12/31/92      12,567         13,025        13,025         12,443        11,926
01/31/93      12,898         13,361        13,361         12,777        12,154
02/28/93      13,413         13,886        13,886         13,187        12,367
03/31/93      13,482         13,948        13,948         13,217        12,419
04/30/93      13,583         14,046        14,046         13,315        12,505
05/31/93      13,632         14,088        14,088         13,371        12,521
06/30/93      14,304         14,776        14,776         13,901        12,748
07/31/93      14,508         14,978        14,978         14,133        12,820
08/31/93      15,058         15,538        15,538         14,663        13,045
09/30/93      15,103         15,577        15,577         14,703        13,081
10/31/93      15,177         15,644        15,644         14,809        13,130
11/30/93      14,761         15,208        15,208         14,468        13,018
12/31/93      14,856         15,296        15,296         14,505        13,088
01/31/94      15,191         15,632        15,632         14,828        13,265
02/28/94      14,593         15,009        15,009         14,253        13,035
03/31/94      13,995         14,383        14,383         13,651        12,713
04/30/94      13,751         14,124        14,124         13,488        12,612
05/31/94      13,703         14,066        14,066         13,388        12,610
06/30/94      13,619         13,972        13,972         13,259        12,582
07/31/94      13,953         14,304        14,304         13,722        12,832
08/31/94      13,980         14,321        14,321         13,605        12,848
09/30/94      13,539         13,860        13,860         13,161        12,659
10/31/94      13,446         13,755        13,755         13,119        12,648
11/30/94      13,400         13,700        13,700         13,203        12,620
12/31/94      13,702         13,999        13,999         13,411        12,707
01/31/95      14,055         14,350        14,350         13,767        12,958
02/28/95      14,537         14,833        14,833         14,141        13,266
03/31/95      14,701         14,992        14,992         14,269        13,348
04/30/95      14,948         15,235        15,235         14,517        13,534
05/31/95      16,089         16,387        16,387         15,584        14,058
06/30/95      16,268         16,561        16,561         15,759        14,161
07/31/95      15,981         16,259        16,259         15,518        14,129
08/31/95      16,338         16,612        16,612         15,849        14,300
09/30/95      16,686         16,956        16,956         16,128        14,439
10/31/95      17,091         17,359        17,359         16,558        14,627
11/30/95      17,506         17,771        17,771         16,942        14,846
12/31/95      17,960         18,220        18,220         17,364        15,054
01/31/96      17,983         18,233        18,233         17,376        15,154
02/29/96      17,140         17,369        17,369         16,586        14,891
03/31/96      16,819         17,034        17,034         16,271        14,787
04/30/96      16,441         16,640        16,640         16,014        14,704
05/31/96      16,457         16,645        16,645         15,939        14,674
06/30/96      16,783         16,963        16,963         16,268        14,871
07/31/96      16,723         16,892        16,892         16,274        14,912
08/31/96      16,601         16,758        16,758         16,072        14,887
09/30/96      17,057         17,208        17,208         16,505        15,146
10/31/96      17,784         17,929        17,929         17,133        15,482
11/30/96      18,447         18,587        18,587         17,667        15,747
12/31/96      18,017         18,142        18,142         17,263        15,601
01/31/97      17,924         18,026        18,043         17,139        15,648
02/28/97      17,959         18,050        18,068         17,146        15,687
03/31/97      17,507         17,586        17,602         16,721        15,514
04/30/97      17,897         17,966        17,980         17,115        15,746
05/31/97      18,103         18,161        18,176         17,304        15,895
06/30/97      18,454         18,503        18,518         17,633        16,083
07/31/97      19,473         19,513        19,527         18,618        16,517
08/31/97      18,976         19,002        19,017         18,136        16,376
09/30/97      19,466         19,481        19,497         18,608        16,618
10/31/97      20,122         20,124        20,140         19,198        16,859
11/30/97      20,307         20,295        20,313         19,443        16,936
12/31/97      20,648         20,621        20,640         19,747        17,107
01/31/98      21,026         20,984        21,003         20,129        17,326
02/28/98      20,877         20,823        20,842         19,999        17,313
03/31/98      20,971         20,904        20,923         20,043        17,373
04/30/98      21,084         21,004        21,023         20,117        17,464
05/31/98      21,487         21,393        21,412         20,475        17,629
06/30/98      21,983         21,874        21,892         20,919        17,779
07/31/98      21,961         21,852        21,855         20,845        17,817
08/31/98      22,881         22,768        22,757         21,704        18,107
09/30/98      23,801         23,683        23,643         22,427        18,531
10/31/98      23,149         23,034        22,981         22,155        18,433
11/30/98      23,230         23,115        23,043         22,281        18,537
12/31/98      23,337         23,221        23,133         22,265        18,593
01/31/99      23,507         23,391        23,290         22,448        18,726
02/28/99      22,435         22,324        22,214         21,442        18,399
03/31/99      22,521         22,409        22,285         21,406        18,501

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
------------------------------------------
1 year or less                         0%
------------------------------------------
1-5 years                             18%
------------------------------------------
5-10 years                            11%
------------------------------------------
10-20 years                            7%
------------------------------------------
20-30 years                           64%
------------------------------------------
Duration                       10.3 years
------------------------------------------

Sector Breakdown
------------------------------------------
Mortgage-Backed Securities          47.1%
------------------------------------------
U.S. Treasury Obligations           46.8%
------------------------------------------
Other                                6.1%
------------------------------------------

Quality Breakdown
------------------------------------------
AAA                                 98.3%
------------------------------------------
AA                                   1.2%
------------------------------------------
A                                    0.5%
------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Long-Term U.S. Government Fund posted good results for the one-year period ended March 31, 1999, as Class A shares returned 7.3%, outperforming the Lipper General U.S. Government Fund Average return of 5.3% for the same period.
  The Fund's long-term perspective makes it sensitive to changes in interest rates. In particular, last year's market had an opposite influence on Fund performance in each half of 1998. The first half performance was strong as the flight-to-quality rally, after the financial collapse of Russia last summer and easing by the Federal Reserve in the fall, pushed long-term interest rates as low as 4.7%. This created tremendous price appreciation for U.S. Treasury securities, which benefited the Fund.
  The second half proved difficult as interest rates rose in the U.S. Treasury market. By March, these rates climbed as high as 5.7% - a one percentage point swing from October. This move came as investors moved out of the safety of U.S. Treasuries and back into other bond segments and the stock market. Of course, the rise in interest rates led to large declines in Treasury prices, which hurt the Fund.
  The Fund's duration (sensitivity to changes in interest rates) management helped performance for the period. As interest rates declined the Fund's duration was pushed above the benchmark. When interest rates began climbing duration was pushed marginally below the benchmark. The Fund's allocation of mortgage-backed securities also enhanced performance as that segment's total return, price appreciation plus income, was greater than similar duration Treasuries.
  Looking ahead, the domestic economic expansion will likely continue, albeit at a more moderate pace as consumer and investment spending slow from recent high rates of growth. The Federal Reserve will likely maintain a neutral stance with regards to monetary policy, given more moderate growth and continued low inflation, fostering a more stable, range-bound interest rate environment. As interest rate volatility declines, the manager will seek to enhance performance by employing strategies that provide incremental yield. We believe commitment to quality and our long-term perspective should help us continue to identify profitable opportunities in the bond market going forward.

                                         See page 42 for financial details.   19

PIMCO Low Duration Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily shorter-term, investment grade bonds.

DURATION RANGE:
1-3 years

FUND INCEPTION DATE:
5/11/87

TOTAL NET ASSETS:
$3,871 million

PORTFOLIO MANAGER:
Bill Gross


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                    B Shares                    C Shares    Lipper Shrt. Inv.  Merrill Lynch
                                                                                         Grade Debt Fund    1-3 yr. Tsy.
                                   Adjusted                    Adjusted      Adjusted    Average            Index
--------------------------------------------------------------------------------------------------------------------------
1 year               5.9%          2.7%          5.1%          0.1%          4.3%          5.1%              6.1%
5 years              6.5%          5.9%          5.7%          5.4%          6.0%          5.7%              6.2%
10 years             7.8%          7.4%          7.2%          7.2%          7.2%          7.0%              7.3%
Inception            7.6%          7.4%          7.2%          7.2%          7.1%           --                --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

 MONTH           PIMCO             PIMCO             PIMCO        Merrill Lynch
            Low Duration A    Low Duration B    Low Duration C    1-3 yr. Tsy.
                                                                      Index
05/31/87         9,700            10,000            10,000            10,000
06/30/87         9,786            10,083            10,085            10,109
07/31/87         9,819            10,109            10,114            10,158
08/31/87         9,813            10,097            10,104            10,167
09/30/87         9,785            10,063            10,072            10,127
10/31/87         9,940            10,215            10,227            10,351
11/30/87        10,048            10,320            10,334            10,414
12/31/87        10,103            10,370            10,387            10,480
01/31/88        10,266            10,531            10,550            10,648
02/29/88        10,337            10,598            10,619            10,735
03/31/88        10,398            10,653            10,677            10,756
04/30/88        10,437            10,687            10,713            10,772
05/31/88        10,457            10,700            10,728            10,756
06/30/88        10,551            10,788            10,821            10,868
07/31/88        10,603            10,835            10,869            10,876
08/31/88        10,641            10,867            10,904            10,899
09/30/88        10,735            10,956            10,996            11,026
10/31/88        10,830            11,046            11,088            11,136
11/30/88        10,840            11,050            11,094            11,106
12/31/88        10,884            11,087            11,134            11,132
01/31/89        10,970            11,168            11,217            11,219
02/28/89        10,983            11,175            11,226            11,219
03/31/89        11,021            11,206            11,260            11,270
04/30/89        11,147            11,327            11,384            11,443
05/31/89        11,372            11,548            11,608            11,614
06/30/89        11,615            11,788            11,852            11,831
07/31/89        11,781            11,948            12,015            12,006
08/31/89        11,723            11,882            11,950            11,932
09/30/89        11,778            11,929            12,000            12,003
10/31/89        11,928            12,075            12,149            12,184
11/30/89        12,032            12,172            12,250            12,299
12/31/89        12,089            12,222            12,303            12,348
01/31/90        12,077            12,202            12,284            12,358
02/28/90        12,155            12,274            12,359            12,416
03/31/90        12,216            12,328            12,416            12,457
04/30/90        12,204            12,308            12,399            12,482
05/31/90        12,405            12,502            12,597            12,673
06/30/90        12,534            12,625            12,723            12,806
07/31/90        12,667            12,750            12,853            12,966
08/31/90        12,687            12,761            12,867            13,005
09/30/90        12,752            12,819            12,927            13,111
10/31/90        12,840            12,898            13,010            13,255
11/30/90        12,988            13,039            13,155            13,386
12/31/90        13,123            13,167            13,286            13,548
01/31/91        13,238            13,275            13,398            13,672
02/28/91        13,339            13,367            13,494            13,754
03/31/91        13,447            13,468            13,598            13,846
04/30/91        13,605            13,619            13,753            13,977
05/31/91        13,706            13,711            13,849            14,062
06/30/91        13,788            13,785            13,927            14,119
07/31/91        13,936            13,924            14,070            14,242
08/31/91        14,130            14,110            14,260            14,437
09/30/91        14,309            14,280            14,436            14,593
10/31/91        14,428            14,390            14,550            14,750
11/30/91        14,578            14,531            14,695            14,903
12/31/91        14,817            14,761            14,930            15,131
01/31/92        14,824            14,759            14,932            15,107
02/29/92        14,893            14,818            14,995            15,160
03/31/92        14,895            14,813            14,992            15,154
04/30/92        14,995            14,903            15,086            15,293
05/31/92        15,142            15,040            15,228            15,432
06/30/92        15,279            15,166            15,359            15,590
07/31/92        15,476            15,353            15,551            15,765
08/31/92        15,573            15,440            15,643            15,903
09/30/92        15,723            15,579            15,786            16,055
10/31/92        15,723            15,568            15,780            15,959
11/30/92        15,726            15,562            15,777            15,933
12/31/92        15,885            15,710            15,930            16,084
01/31/93        16,029            15,842            16,067            16,251
02/28/93        16,213            16,015            16,245            16,390
03/31/93        16,299            16,090            16,325            16,439
04/30/93        16,371            16,151            16,390            16,541
05/31/93        16,384            16,154            16,397            16,495
06/30/93        16,541            16,300            16,548            16,616
07/31/93        16,593            16,339            16,591            16,655
08/31/93        16,749            16,483            16,740            16,800
09/30/93        16,807            16,530            16,792            16,855
10/31/93        16,917            16,628            16,894            16,888
11/30/93        16,927            16,628            16,898            16,892
12/31/93        17,040            16,728            17,002            16,954
01/31/94        17,127            16,801            17,081            17,063
02/28/94        17,047            16,714            16,995            16,954
03/31/94        16,966            16,624            16,907            16,870
04/30/94        16,904            16,552            16,838            16,810
05/31/94        16,878            16,517            16,806            16,834
06/30/94        16,907            16,546            16,827            16,884
07/31/94        17,057            16,693            16,970            17,029
08/31/94        17,124            16,758            17,028            17,089
09/30/94        17,091            16,726            16,989            17,050
10/31/94        17,083            16,718            16,974            17,088
11/30/94        17,080            16,714            16,964            17,012
12/31/94        17,064            16,699            16,942            17,050
01/31/95        17,216            16,848            17,086            17,288
02/28/95        17,426            17,053            17,287            17,525
03/31/95        17,491            17,117            17,344            17,623
04/30/95        17,704            17,325            17,547            17,780
05/31/95        18,019            17,634            17,852            18,091
06/30/95        18,106            17,718            17,931            18,188
07/31/95        18,106            17,718            17,924            18,263
08/31/95        18,296            17,904            18,105            18,372
09/30/95        18,453            18,058            18,253            18,461
10/31/95        18,584            18,187            18,376            18,617
11/30/95        18,794            18,392            18,576            18,782
12/31/95        19,010            18,604            18,782            18,926
01/31/96        19,143            18,734            18,906            19,087
02/29/96        19,013            18,607            18,770            19,006
03/31/96        18,998            18,592            18,747            18,989
04/30/96        18,998            18,592            18,740            19,005
05/31/96        19,009            18,603            18,744            19,044
06/30/96        19,196            18,785            18,920            19,181
07/31/96        19,253            18,841            18,969            19,256
08/31/96        19,342            18,928            19,047            19,323
09/30/96        19,609            19,189            19,302            19,498
10/31/96        19,883            19,458            19,565            19,717
11/30/96        20,144            19,713            19,813            19,868
12/31/96        20,081            19,652            19,744            19,868
01/31/97        20,242            19,809            19,896            19,962
02/28/97        20,317            19,882            19,961            20,007
03/31/97        20,227            19,795            19,866            20,000
04/30/97        20,466            20,028            20,092            20,163
05/31/97        20,630            20,189            20,245            20,301
06/30/97        20,784            20,340            20,388            20,440
07/31/97        21,113            20,661            20,700            20,665
08/31/97        21,094            20,643            20,671            20,684
09/30/97        21,271            20,816            20,837            20,841
10/31/97        21,420            20,962            20,976            20,996
11/30/97        21,476            21,016            21,029            21,047
12/31/97        21,632            21,170            21,176            21,191
01/31/98        21,790            21,324            21,320            21,396
02/28/98        21,858            21,390            21,378            21,415
03/31/98        21,943            21,474            21,452            21,502
04/30/98        22,055            21,583            21,553            21,603
05/31/98        22,187            21,713            21,674            21,718
06/30/98        22,234            21,759            21,709            21,831
07/31/98        22,332            21,854            21,793            21,933
08/31/98        22,412            21,933            21,863            22,209
09/30/98        22,860            22,372            22,291            22,503
10/31/98        22,817            22,329            22,240            22,613
11/30/98        22,942            22,452            22,354            22,594
12/31/98        23,075            22,582            22,472            22,673
01/31/99        23,170            22,675            22,555            22,763
02/28/99        23,040            22,548            22,420            22,652
03/31/99        23,229            22,733            22,595            22,810

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-------------------------------------------
1 year or less                         13%
-------------------------------------------
1-5 years                              72%
-------------------------------------------
5-10 years                             15%
-------------------------------------------
10-20 years                             0%
-------------------------------------------
20-30 years                             0%
-------------------------------------------
Duration                         2.6 years
-------------------------------------------

Sector Breakdown
-------------------------------------------
Mortgage-Backed Securities           53.5%
-------------------------------------------
Corporate Bonds & Notes              31.4%
-------------------------------------------
U.S. Treasury Obligations             3.7%
-------------------------------------------
Sovereign Issues                      3.1%
-------------------------------------------
Other                                 8.3%
-------------------------------------------

Quality Breakdown
-------------------------------------------
AAA                                  63.2%
-------------------------------------------
AA                                    7.3%
-------------------------------------------
A                                    11.7%
-------------------------------------------
BBB                                  10.0%
-------------------------------------------
BB                                    7.5%
-------------------------------------------
B                                     0.3%
-------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Low Duration Fund seeks to maximize total return in a method consistent with the preservation of capital and prudent investment management. For the year ended March 31, 1999, the Fund's Class A shares returned 5.9%, which compared favorably to the Lipper Short Investment Grade Fund Average, which returned 5.1% for the same period. Over the longer-term, the Fund has outperformed the Lipper Average over the three, five, and ten-year periods as well as since inception.
  The Fund's above index duration (sensitivity to changes in interest rates) increased returns as short- and intermediate-term interest rates fell during the flight-to-quality rally that ensued after Russia's collapse in the third quarter of 1998. Corporate sector holdings also helped returns in the fourth quarter of 1998 and first quarter of this year when yield premiums, the difference in yield between corporate issues and like-maturity Treasuries, narrowed as market uncertainty declined and the outlook for corporate profits improved.
  The substantial allocation to mortgage-backed securities was neutral for performance over the past year. As interest rates fell, the Fund's holdings in this segment fell actually in price because of the increased prepayment risks. However, the manager's choice of lower-coupon, less prepayment sensitive mortgages faired better than the sector as a whole. The portfolio's concentration in maturities longer than the benchmark hindered relative performance as these yields declined less than other areas of the yield curve.
  Looking ahead the manager sees the U.S. economic expansion continuing, albeit at a more moderate pace. With inflation still low the Federal Reserve is likely to remain neutral. In this environment interest rates should be stable and range-bound. The decreasing interest rate volatility will require the manager to employ strategies that enhance yield in order to improve performance. That means the Fund intends to target duration slightly above the benchmark in order to capture the higher yield that the longer-maturity securities provide and emphasize mortgage-backed securities as high quality, yield-enhancing holdings.




20                                           See page 45 for financial details.

PIMCO Money Market Fund

OBJECTIVE:
Maximum current income, consistent with preservation of capital and daily liquidity.

FUND INCEPTION DATE:
3/1/91

TOTAL NET ASSETS:
$538 million

PORTFOLIO MANAGER:
Leslie Barbi

------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99
                     A Shares      B Shares      C Shares      Lipper Money  Lipper Money
                                                               Market Fund   Market
                                                               Average       Index
------------------------------------------------------------------------------------------
1 year               4.8%          4.0%          4.9%          4.7%          4.9%
3 years              4.9%          4.1%          5.0%          4.8%          5.0%
5 years              5.0%          4.1%          5.0%          4.9%          5.0%
Inception            4.4%          3.5%          4.4%           --            --

7-Day Yields
                     A Shares      B Shares      C Shares
------------------------------------------------------------------------------------------
As of 3/31/99        4.4%          3.5%          4.4%
As of 9/30/98        5.2%          4.2%          5.1%
As of 3/31/98        5.0%          4.2%          5.0%

*Past performance is no guarantee of future results. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield quotations more closely reflect the current earnings of the Fund than the total return quotations. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------
1 year or less                   100%
--------------------------------------
Duration:                     33 days
--------------------------------------

Sector Breakdown
--------------------------------------
Short-Term Instruments         100.0%
--------------------------------------

Quality Breakdown
--------------------------------------
AAA                             79.6%
AA                              20.4%
--------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Money Market Fund posted good results for the 12-month period ended March 31, 1999, as Class A shares returned 4.8%, outperforming the Lipper Money Market Fund Average, which returned 4.7% for the period. The Fund, which seeks current income consistent with capital preservation and liquidity through investment in short-term, fixed income securities, has an Aaa money market fund rating by Moody's Investors Service.
   Over the course of the past year, commercial paper yields fell by 70 basis points after the Federal Reserve cut interest rates by 75 basis points in response to the financial market turmoil around the world. This move had a negative impact on performance. However, the yield differential between top-tier commercial paper and Treasury bills widened during the year as the flight-to-quality money ran to Treasury bills. This left the commercial paper segment with a relatively attractive yield. In addition, the 7-day SEC yield at the end of March stood at 4.4% for Class A shares, which represents a significant premium over the inflation rate for that time period of 1.7%.
   Looking ahead, the Fund's manager currently intends to emphasize liquid, high-quality commercial paper, which offer higher yields than Treasuries with minimal additional risk. It is currently anticipated that the Fund will continue to have an average maturity of 30 days, as the additional yield obtained from holding longer maturities is minimal.

                                       See page 51 for financial details.     21

PIMCO Municipal Bond Fund

OBJECTIVE:
High current income exempt from federal income tax, consistent with preservation of capital.

PORTFOLIO:
Investment grade municipal bonds.

DURATION RANGE:
3-10 years

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$59 million

PORTFOLIO MANAGER:
Ben Ehlert

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE*
----------------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                    B Shares                    C Shares      Lipper            Lehman Bros.
                                                                                           Gen. Municipal    Municipal Bond
                              Adjusted                    Adjusted           Adjusted      Bond Fund Avg.    Index
----------------------------------------------------------------------------------------------------------------------------
1 year               5.7%          2.5%          4.9%         -0.1%          4.1%          4.9%              6.2%
Inception            5.1%          2.6%          4.3%          1.1%          4.6%           --                --

Change in Value
$10,000 invested at the Fund's inception

                             [GRAPH APPEARS HERE]

MONTH                    PIMCO       PIMCO       PIMCO       Lehman Bros.
                       Municipal   Municipal   Municipal     Municipal
                         Bond A      Bond B      Bond C      Bond Index
12/31/97                  9,700      10,000      10,000         10,000
01/31/98                  9,812      10,108      10,110         10,103
02/28/98                  9,763      10,052      10,056         10,106
03/31/98                  9,768      10,051      10,057         10,115
04/30/98                  9,700       9,976       9,984         10,070
05/31/98                  9,890      10,164      10,174         10,229
06/30/98                  9,921      10,188      10,201         10,269
07/31/98                  9,928      10,189      10,205         10,294
08/31/98                 10,109      10,369      10,388         10,454
09/30/98                 10,242      10,499      10,520         10,585
10/31/98                 10,218      10,467      10,391         10,585
11/30/98                 10,242      10,485      10,311         10,622
12/31/98                 10,251      10,487      10,215         10,648
01/31/99                 10,384      10,617      10,244         10,775
02/28/99                 10,316      10,541      10,071         10,727
03/31/99                 10,322      10,141       9,973         10,742

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. These returns represent the blended performance of the Fund's retail class shares (for the period from 4/1/98) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in April 1998. Income from the Fund may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
---------------------------------------
1 year or less                     4%
---------------------------------------
1-5 years                         12%
---------------------------------------
5-10 years                        53%
---------------------------------------
10-20 years                       27%
---------------------------------------
20-30 years                        4%
---------------------------------------
Duration                    7.5 years
---------------------------------------

Sector Breakdown
---------------------------------------
Municipal Bonds & Notes         99.7%
---------------------------------------
Other                            0.3%

Quality Breakdown
---------------------------------------
AAA                             56.0%
---------------------------------------
AA                              17.6%
---------------------------------------
A                               12.6%
---------------------------------------
BBB                             10.8%
---------------------------------------
BB                               3.0%
---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Municipal Bond Fund was launched on December 31, 1997. The Fund seeks high current income exempt from federal taxes through investment in investment-grade municipal securities. A secondary objective of the Fund is to seek capital appreciation. The total return potential of this Fund sets it apart from many other tax-exempt funds.
   For the year ending March 31, 1999, the Fund returned 5.7% for its Class A shares, outpacing the Lipper General Municipal Bond Fund Average, which returned 4.9% for the same period.
   The global turmoil that effected other credit segments, such as foreign and emerging markets, in the second and third quarter of 1998, positively impacted the municipal bond market as their yields fell in sympathy with the drop in U.S. Treasury yields. The Fund benefited from above benchmark duration (the sensitivity to changes in interest rates) during this period. In addition, the ratio of municipal yields to Treasury yields, for maturities above 10 years, narrowed, meaning that on an after-tax basis Treasury yields were lower than municipal yields. This enhanced performance on a relative basis. The Fund's results were aided further by the manager's selection of insured and revenue bond holdings, which performed better than the associated benchmark index sectors.
   Going forward, the manager currently intends to keep the duration of the Fund closer to the benchmark as we enter a period where we believe interest rates will remain within a tight range. As the benefits of investing in lower quality municipal securities remain relatively marginal, it is anticipated that the Fund will maintain an average quality of AA in order to maximize returns while minimizing risk.

22                                            See page 52 for financial details.

PIMCO Real Return Bond Fund

OBJECTIVE:
Maximum real return, consistent with preservation of real capital and prudent investment management.

PORTFOLIO:
Primarily inflation-indexed bonds.

FUND INCEPTION DATE:
1/29/97

Total Net Assets:
$28 million

PORTFOLIO MANAGER:
John Brynjolfsson

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                    B Shares                    C Shares      Lipper Short  Lehman
                                                                                           U.S. Govt.    Inflation Linked
                                   Adjusted                    Adjusted      Adjusted      Fund Avg.     Tsy. Index
--------------------------------------------------------------------------------------------------------------------------
1 year               6.0%          2.8%          5.2%          0.2%          4.5%          5.2%          4.0%
Inception            4.7%          3.3%          4.0%          2.7%          4.2%           --            --

Change in Value
$10,000 invested at the Fund's inception

                             [LINE GRAPH APPPEARS HERE]

MONTH                  PIMCO                   PIMCO                   PIMCO                Lehman
                   Real Return A           Real Return B           Real Return C         Infl Linked
                                                                                         Treas. Index
01/31/97                9,700                  10,000                  10,000               10,000
02/28/97                9,735                  10,029                  10,032               10,033
03/31/97                9,651                   9,927                   9,928                9,896
04/30/97                9,698                   9,978                   9,977                9,956
05/31/97                9,750                  10,028                  10,027               10,010
06/30/97                9,726                   9,997                   9,996                9,978
07/31/97                9,841                  10,110                  10,108               10,072
08/31/97                9,858                  10,121                  10,124               10,103
09/30/97                9,874                  10,131                  10,142               10,123
10/31/97                9,995                  10,249                  10,263               10,227
11/30/97               10,044                  10,293                  10,309               10,284
12/31/97                9,989                  10,230                  10,249               10,241
01/31/98               10,044                  10,280                  10,301               10,291
02/28/98               10,030                  10,260                  10,282               10,282
03/31/98               10,047                  10,274                  10,298               10,277
04/30/98               10,097                  10,318                  10,344               10,315
05/31/98               10,135                  10,350                  10,379               10,388
06/30/98               10,167                  10,376                  10,407               10,414
07/31/98               10,242                  10,446                  10,479               10,463
08/31/98               10,246                  10,444                  10,479               10,486
09/30/98               10,481                  10,676                  10,715               10,697
10/31/98               10,533                  10,722                  10,763               10,721
11/30/98               10,514                  10,697                  10,739               10,710
12/31/98               10,466                  10,640                  10,685               10,646
01/31/99               10,617                  10,787                  10,834               10,769
02/28/99               10,589                  10,752                  10,802               10,693
03/31/99               10,649                  10,506                  10,859               10,689

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.

------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------

Maturity Profile
------------------------------------------
1 year or less                        4%
------------------------------------------
1-5 years                            92%
------------------------------------------
5-10 years                            1%
------------------------------------------
10-20 years                           1%
------------------------------------------
20-30 years                           2%
------------------------------------------
Duration                       2.5 years
------------------------------------------

Sector Breakdown
------------------------------------------
U.S. Treasury Obligations          51.2%
------------------------------------------
U.S. Government Agencies           15.8%
------------------------------------------
Corporate Bonds & Notes            12.6%
------------------------------------------
Asset-Backed Securities            10.7%
------------------------------------------
Other                               9.7%
------------------------------------------

Quality Breakdown
------------------------------------------
AAA                                85.4%
------------------------------------------
AA                                  5.9%
------------------------------------------
A                                   4.2%
------------------------------------------
BBB                                 1.8%
------------------------------------------
BB                                  2.7%
------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

This Fund seeks to maximize real return, consistent with preservation of real capital through investment in inflation-indexed bonds. Inflation-indexed Treasury securities are offered by the U.S. government to provide protection against the effects of inflation. Specifically, these bonds pay a fixed interest rate, while the principal value fluctuates with changes in the inflation rate (as measured by the Consumer Price Index). And if an investor holds the bonds to maturity, the government guarantees the return of the inflation-adjusted initial principal.
   Over the past 12 months, the Fund returned 6.0% for its Class A shares, beating it's benchmark, the Lehman Inflation-Linked Index, which returned 4.0% for the same period.
   Although the Fund may invest in securities that are not inflation-indexed, the manager chose to limit the Fund's weight in this area, as U.S. real yields remained at historically high levels. The Fund benefited from the narrowing in the difference between the yields of inflation-indexed Treasuries and regular Treasuries over the course of the year, which made the inflation-indexed yields higher than regular yields adjusted for inflation.
   The Fund's duration (sensitivity to changes in interest rates) management also enhanced performance. During the third quarter of 1998, the flight-to-quality rally caused by Russia's collapse led to lower interest rates and enhanced returns as the portfolio's duration was targeted above the benchmark. And in the first quarter of this year the duration was reduced to lower the Fund's exposure to price erosion as interest rates rose.
   Looking forward, although inflation currently sits at historic lows, the manager currently feels this is an opportune time to invest in inflation-indexed bonds. By investing before prices start to climb, investors retain their purchasing power and with the potential to take maximum advantage of the adjustment to principal that will come if prices do increase.

                                        See page 55 for financial details.    23

PIMCO Short-Term Fund

OBJECTIVE:
Maximum current income, consistent with preservation of capital and daily liquidity.

PORTFOLIO:
Primarily short-term investment grade bonds.

DURATION RANGE:
0-1 year

FUND INCEPTION DATE:
10/7/87

TOTAL NET ASSETS:
$602 million

PORTFOLIO MANAGER:
Bill Gross

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE*
----------------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                    B Shares                    C Shares      Lipper Ultra-      Lipper Money
                                                                                           Short Obligation   Market
                                   Adjusted                    Adjusted      Adjusted      Fund Average       Index
---------------------------------------------------------------------------------------------------------------------------
1 year               5.2%          3.1%          4.4%         -0.6%          3.9%          5.2%                4.9%
5 years              6.1%          5.7%          5.4%          5.0%          5.8%          5.5%                5.0%
10 years             5.9%          5.7%          5.3%          5.3%          5.6%          5.9%                5.2%
Inception            6.1%          5.9%          5.6%          5.6%          5.8%           --                  --

Change in Value
$10,000 invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                      PIMCO        PIMCO       PIMCO         Lipper
MONTH                 Short-       Short-      Short-        Money
                      Term A       Term B      Term C      Mkt. Index
10/31/87               9,800       10,000      10,000          10,000
11/30/87               9,855       10,049      10,053          10,056
12/31/87               9,912       10,100      10,108          10,114
01/31/88               9,976       10,160      10,172          10,171
02/29/88              10,015       10,193      10,209          10,223
03/31/88              10,067       10,240      10,260          10,277
04/30/88              10,120       10,287      10,311          10,327
05/31/88              10,173       10,336      10,364          10,382
06/30/88              10,228       10,385      10,416          10,439
07/31/88              10,277       10,429      10,464          10,500
08/31/88              10,340       10,486      10,526          10,566
09/30/88              10,405       10,546      10,589          10,632
10/31/88              10,494       10,628      10,676          10,701
11/30/88              10,561       10,690      10,742          10,768
12/31/88              10,620       10,743      10,799          10,842
01/31/89              10,693       10,811      10,871          10,920
02/28/89              10,766       10,878      10,943          10,993
03/31/89              10,858       10,963      11,033          11,078
04/30/89              10,937       11,036      11,111          11,161
05/31/89              11,033       11,127      11,207          11,250
06/30/89              11,114       11,201      11,285          11,335
07/31/89              11,205       11,286      11,374          11,419
08/31/89              11,262       11,335      11,429          11,500
09/30/89              11,336       11,403      11,502          11,578
10/31/89              11,439       11,500      11,603          11,659
11/30/89              11,513       11,567      11,675          11,736
12/31/89              11,576       11,623      11,737          11,815
01/31/90              11,629       11,670      11,789          11,895
02/28/90              11,698       11,732      11,855          11,966
03/31/90              11,773       11,800      11,927          12,044
04/30/90              11,819       11,839      11,970          12,122
05/31/90              11,927       11,941      12,078          12,204
06/30/90              12,002       12,009      12,150          12,281
07/31/90              12,083       12,082      12,228          12,362
08/31/90              12,144       12,136      12,288          12,442
09/30/90              12,223       12,207      12,364          12,517
10/31/90              12,314       12,288      12,452          12,598
11/30/90              12,410       12,377      12,545          12,676
12/31/90              12,507       12,466      12,641          12,756
01/31/91              12,594       12,545      12,725          12,834
02/28/91              12,660       12,604      12,789          12,899
03/31/91              12,715       12,651      12,842          12,966
04/30/91              12,792       12,720      12,915          13,031
05/31/91              12,861       12,781      12,982          13,095
06/30/91              12,906       12,818      13,025          13,153
07/31/91              12,979       12,883      13,096          13,216
08/31/91              13,060       12,955      13,174          13,276
09/30/91              13,129       13,016      13,239          13,334
10/31/91              13,203       13,081      13,311          13,392
11/30/91              13,233       13,104      13,339          13,446
12/31/91              13,285       13,147      13,388          13,501
01/31/92              13,332       13,186      13,432          13,551
02/29/92              13,358       13,203      13,454          13,593
03/31/92              13,380       13,218      13,474          13,636
04/30/92              13,434       13,263      13,525          13,679
05/31/92              13,473       13,293      13,562          13,720
06/30/92              13,524       13,336      13,611          13,759
07/31/92              13,578       13,380      13,661          13,799
08/31/92              13,611       13,404      13,690          13,835
09/30/92              13,645       13,430      13,720          13,868
10/31/92              13,657       13,434      13,729          13,902
11/30/92              13,672       13,440      13,740          13,934
12/31/92              13,710       13,470      13,775          13,969
01/31/93              13,754       13,505      13,816          14,002
02/28/93              13,789       13,531      13,848          14,031
03/31/93              13,851       13,582      13,906          14,064
04/30/93              13,896       13,619      13,949          14,095
05/31/93              13,949       13,662      13,999          14,124
06/30/93              14,004       13,706      14,050          14,155
07/31/93              14,053       13,746      14,095          14,187
08/31/93              14,088       13,772      14,126          14,219
09/30/93              14,122       13,797      14,157          14,250
10/31/93              14,170       13,835      14,201          14,282
11/30/93              14,221       13,877      14,249          14,313
12/31/93              14,286       13,932      14,310          14,346
01/31/94              14,309       13,946      14,330          14,379
02/28/94              14,323       13,953      14,342          14,409
03/31/94              14,299       13,920      14,313          14,444
04/30/94              14,320       13,932      14,332          14,480
05/31/94              14,329       13,931      14,336          14,521
06/30/94              14,393       13,985      14,398          14,563
07/31/94              14,460       14,041      14,461          14,608
08/31/94              14,515       14,086      14,513          14,657
09/30/94              14,529       14,092      14,525          14,707
10/31/94              14,565       14,127      14,558          14,762
11/30/94              14,576       14,137      14,565          14,818
12/31/94              14,637       14,196      14,624          14,882
01/31/95              14,708       14,266      14,691          14,948
02/28/95              14,842       14,395      14,822          15,011
03/31/95              14,873       14,426      14,848          15,082
04/30/95              15,031       14,579      15,003          15,150
05/31/95              15,181       14,724      15,148          15,222
06/30/95              15,230       14,771      15,194          15,292
07/31/95              15,321       14,860      15,280          15,363
08/31/95              15,390       14,927      15,346          15,432
09/30/95              15,533       15,066      15,484          15,500
10/31/95              15,644       15,173      15,589          15,570
11/30/95              15,788       15,312      15,728          15,637
12/31/95              15,920       15,441      15,857          15,705
01/31/96              15,995       15,514      15,927          15,774
02/29/96              16,022       15,540      15,951          15,836
03/31/96              16,072       15,588      15,997          15,899
04/30/96              16,146       15,660      16,067          15,963
05/31/96              16,228       15,740      16,146          16,028
06/30/96              16,316       15,825      16,230          16,091
07/31/96              16,362       15,869      16,271          16,158
08/31/96              16,463       15,967      16,368          16,226
09/30/96              16,619       16,119      16,521          16,290
10/31/96              16,751       16,246      16,648          16,356
11/30/96              16,900       16,391      16,793          16,422
12/31/96              16,964       16,453      16,851          16,491
01/31/97              17,064       16,550      16,946          16,560
02/28/97              17,138       16,622      17,015          16,621
03/31/97              17,144       16,628      17,020          16,689
04/30/97              17,240       16,721      17,112          16,758
05/31/97              17,363       16,840      17,230          16,830
06/30/97              17,477       16,951      17,337          16,901
07/31/97              17,612       17,082      17,467          16,973
08/31/97              17,663       17,131      17,514          17,046
09/30/97              17,780       17,244      17,626          17,118
10/31/97              17,819       17,282      17,662          17,191
11/30/97              17,895       17,357      17,736          17,264
12/31/97              17,994       17,452      17,828          17,340
01/31/98              18,098       17,553      17,928          17,416
02/28/98              18,160       17,613      17,985          17,484
03/31/98              18,280       17,729      18,100          17,559
04/30/98              18,362       17,809      18,178          17,631
05/31/98              18,443       17,887      18,255          17,707
06/30/98              18,505       17,948      18,311          17,779
07/31/98              18,614       18,054      18,414          17,856
08/31/98              18,620       18,059      18,416          17,933
09/30/98              18,743       18,179      18,532          18,006
10/31/98              18,812       18,246      18,595          18,078
11/30/98              18,874       18,306      18,652          18,149
12/31/98              18,952       18,381      18,725          18,219
01/31/99              19,024       18,451      18,792          18,291
02/28/99              19,100       18,525      18,862          18,353
03/31/99              19,234       18,654      18,990          18,422

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.

-------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------

Maturity Profile
-------------------------------------------
1 year or less                        64%
-------------------------------------------
1-5 years                             36%
-------------------------------------------
5-10 years                             0%
-------------------------------------------
10-20 years                            0%
-------------------------------------------
20-30 years                            0%
-------------------------------------------
Duration                        0.5 years
-------------------------------------------

Sector Breakdown
-------------------------------------------
Mortgage-Backed Securities          46.1%
-------------------------------------------
Corporate Bonds & Notes             27.0%
-------------------------------------------
Short-Term Instruments              12.5%
-------------------------------------------
Asset-Backed Securities              4.9%
-------------------------------------------
Other                                9.5%
-------------------------------------------

Quality Breakdown
-------------------------------------------
AAA                                 64.3%
-------------------------------------------
AA                                   4.4%
-------------------------------------------
A                                   18.4%
-------------------------------------------
BBB                                  5.1%
-------------------------------------------
BB                                   7.8%
-------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Short-Term Fund seeks maximum current income through investment in short-term, investment grade bonds. For the year ended March 31, 1999, the Fund returned 5.2% for Class A shares matching the performance of the Lipper Ultra-Short Obligations Fund. Over the longer term the Fund outperformed the Lipper Average for the three- and five-year periods as well as since inception.
   The Fund's standardized yield over the past year was 4.7%. This compares favorably with the 7-day money market yield of 4.4% and the six-month CD yield of 4.0%, according to Banxquote Money Market. Please keep in mind when comparing these yields that money market funds attempt to keep a fixed share price and that CDs are guaranteed. The Fund's shares, on the other hand, are not guaranteed and its share price can fluctuate.
   Asia's economic problems coupled with Russia's collapse in the third quarter of 1998 led to a flight-to-quality rally for U.S. Treasuries. Despite the continued strength of the U.S. economy, the Federal Reserve lowered interest rates by three-quarters of a percentage point in a successful effort to restore confidence and liquidity.
   Holdings in mortgage-backed securities, the Fund's largest weight at the end of the first quarter, helped returns over the past year, as these bonds offered a higher yield than government securities with similar duration (sensitivity to changes in interest rates) without adding a significant amount of additional risk. Short-maturity corporate bonds also added to performance, as the flight to quality impact from the global financial crisis was not enough to offset the higher yield offered by the higher-quality corporate issues. The Fund's above-index duration was a positive, as the decline in interest rates provided greater price appreciation. Finally, the Fund's small allocation to dollar-denominated Latin American issues detracted from performance as the asset class was hit by the uncertainty surrounding the global turmoil.
   Going forward, it is currently anticipated that the duration of the Fund will be targeted near its benchmark as the manager anticipates a stable, range bound interest rate environment with a slowing economy. Given this outlook, it is currently anticipated that the manager will likely add shorter-term BBB and fundamentally sound, below-investment grade securities to the portfolio in order to capture their higher yields.

24                                       See page 57 for financial details.

PIMCO StocksPLUS Fund

OBJECTIVE:
Total return which exceeds that of the S&P 500.

PORTFOLIO:
Primarily S&P 500 Index futures and short-term bonds.

DURATION RANGE:
0-1 year

FUND INCEPTION DATE:
5/14/93

TOTAL NET ASSETS:
$1,202 million

PORTFOLIO MANAGER:
Bill Gross

-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE*
-----------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                     A Shares                      B Shares                      C Shares       Lipper Growth
                                                                                                Income Fund    S&P 500
                                    Adjusted                      Adjusted       Adjusted       Average        Index
-----------------------------------------------------------------------------------------------------------------------
1 year               17.1%          13.6%          16.2%          11.2%          15.5%           5.5%          18.5%
3 years              27.0%          25.8%          26.1%          25.5%          26.4%          19.5%          28.1%
5 years              26.5%          25.7%          25.6%          25.4%          25.8%          19.5%          26.3%
Inception            22.9%          22.2%          22.0%          21.9%          22.3%            --             --

Change in Value
$10,000 invested at the Fund's inception

                             [GRAPH APPEARS HERE]

 MONTH        PIMCO        PIMCO         PIMCO           S&P
             Stocks        Stocks        Stocks          500
             PLUS A        PLUS B        PLUS C         Index
05/31/93       9,700       10,000        10,000        10,000
06/30/93       9,749       10,043        10,044        10,029
07/31/93       9,727       10,015        10,016         9,989
08/31/93      10,094       10,383        10,397        10,368
09/30/93       9,993       10,276        10,289        10,288
10/31/93      10,211       10,487        10,501        10,501
11/30/93      10,092       10,362        10,376        10,401
12/31/93      10,271       10,544        10,560        10,527
01/31/94      10,605       10,880        10,899        10,885
02/28/94      10,275       10,534        10,550        10,589
03/31/94       9,818       10,052        10,084        10,128
04/30/94       9,938       10,175        10,198        10,258
05/31/94      10,120       10,350        10,384        10,426
06/30/94       9,902       10,126        10,158        10,170
07/31/94      10,284       10,510        10,546        10,504
08/31/94      10,750       10,978        11,018        10,935
09/30/94      10,563       10,784        10,823        10,668
10/31/94      10,729       10,942        10,983        10,907
11/30/94      10,397       10,593        10,642        10,510
12/31/94      10,529       10,729        10,768        10,666
01/31/95      10,816       11,009        11,061        10,943
02/28/95      11,299       11,493        11,550        11,369
03/31/95      11,603       11,800        11,849        11,705
04/30/95      11,975       12,165        12,228        12,049
05/31/95      12,513       12,706        12,774        12,531
06/30/95      12,783       12,969        13,039        12,822
07/31/95      13,185       13,375        13,448        13,247
08/31/95      13,270       13,454        13,528        13,280
09/30/95      13,829       14,006        14,096        13,841
10/31/95      13,801       13,971        14,061        13,791
11/30/95      14,461       14,624        14,720        14,397
12/31/95      14,736       14,892        15,003        14,674
01/31/96      15,259       15,421        15,522        15,174
02/29/96      15,296       15,448        15,550        15,314
03/31/96      15,494       15,638        15,755        15,462
04/30/96      15,683       15,818        15,938        15,690
05/31/96      16,039       16,165        16,288        16,094
06/30/96      16,187       16,304        16,428        16,156
07/31/96      15,429       15,537        15,655        15,442
08/31/96      15,750       15,850        15,985        15,768
09/30/96      16,667       16,760        16,902        16,655
10/31/96      17,194       17,277        17,426        17,114
11/30/96      18,466       18,544        18,706        18,408
12/31/96      18,067       18,134        18,292        18,043
01/31/97      19,177       19,218        19,402        19,171
02/28/97      19,303       19,345        19,548        19,321
03/31/97      18,446       18,461        18,657        18,527
04/30/97      19,573       19,591        19,797        19,633
05/31/97      20,812       20,817        21,036        20,828
06/30/97      21,667       21,667        21,886        21,761
07/31/97      23,438       23,407        23,661        23,493
08/31/97      22,170       22,122        22,378        22,177
09/30/97      23,311       23,261        23,519        23,392
10/31/97      22,554       22,505        22,755        22,610
11/30/97      23,474       23,394        23,670        23,657
12/31/97      23,908       23,810        24,101        24,063
01/31/98      24,214       24,115        24,409        24,329
02/28/98      25,842       25,702        26,032        26,084
03/31/98      27,128       26,971        27,305        27,420
04/30/98      27,457       27,279        27,617        27,695
05/31/98      26,897       26,701        27,053        27,219
06/30/98      27,943       27,723        28,097        28,325
07/31/98      27,633       27,393        27,763        28,023
08/31/98      23,394       23,188        23,513        23,972
09/30/98      25,186       24,932        25,288        25,507
10/31/98      27,178       26,912        27,273        27,582
11/30/98      28,722       28,408        28,806        29,254
12/31/98      30,537       30,167        30,623        30,940
01/31/99      31,560       31,159        31,631        32,233
02/28/99      30,493       30,100        30,558        31,232
03/31/99      31,765       31,340        31,808        32,481

*Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.

---------------------------------------------
PORTFOLIO COMPOSITION
---------------------------------------------

Maturity Profile
---------------------------------------------
1 year or less                           0%
---------------------------------------------
1-5 years                               99%
---------------------------------------------
5-10 years                               1%
---------------------------------------------
10-20 years                              0%
---------------------------------------------
20-30 years                              0%
---------------------------------------------
Duration                          0.8 years
---------------------------------------------

Sector Breakdown
---------------------------------------------
Corporate Bonds & Notes               37.2%
---------------------------------------------
Short-Term Instruments                32.0%
---------------------------------------------
Mortgage-Backed Securities            22.3%
---------------------------------------------
Sovereign Issues                       4.4%
---------------------------------------------
Other                                  4.1%
---------------------------------------------

Quality Breakdown
---------------------------------------------
AAA                                   48.3%
---------------------------------------------
AA                                    20.3%
---------------------------------------------
A                                     15.6%
---------------------------------------------
BBB                                    9.0%
---------------------------------------------
BB                                     6.8%
---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

StocksPLUS is an innovative, enhanced index stock fund that seeks total return in excess of the Standard & Poor's 500 index (S&P 500) in part through investment in S&P 500 futures. These futures are purchased with a small percentage of the Fund's assets, freeing the remaining assets for investment in an actively managed portfolio of short-term, investment grade bonds that can add incremental return beyond that of the S&P 500 Index.
   The Fund produced strong relative returns for the year ended March 31, 1999, with Class A shares returning 17.1%. For the same time period the Fund's benchmark, the Lipper Growth and Income Fund Average, returned 5.5% and the S&P 500 posted a gain of 18.5%.
   The past year can be broken down into two halves. The first half was dominated by global turmoil, emanating from Asia and Russia's default and devaluation, which increased volatility in the financial markets. As investors fled to safe-haven securities, such as Treasuries, the S&P 500 Index declined significantly.
   However, in response to the crisis the Federal Reserve cut interest rates three times, setting the stage for a dramatic rebound in the stock market, which made new highs in the fourth quarter of 1998. In the first quarter of 1999, the S&P 500 extended its gains, fueled by a strong U.S. economy and a relatively calm global backdrop.
   When all four quarters are taken together, the Fund captured most of the stock market's gains. The bond portion of the Fund also did well as the portfolio's extended duration (sensitivity to changes in interest rates) helped performance as interest rates fell over the course of the year. However, the Fund's allocation to corporate debt did relatively poorly because of increased credit risk related to the global problems. Mortgage-backed securities also underperformed as prepayment risk increased.
   Looking ahead, the Fund's management currently anticipates that the economy will continue to expand, but at a more moderate pace, and that the Federal Reserve will maintain a neutral stance. In such circumstances, interest rates would likely remain stable and range bound for the coming year. The manager currently plans to attempt to enhance performance, seeking to outperform the S&P 500, by adding higher-yielding corporate and mortgage issues to the Fund's bond portfolio.

                                       See page 59 for financial details.     25

PIMCO Total Return Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily an intermediate-term portfolio of investment grade bonds.

DURATION RANGE:
3-6 years

FUND INCEPTION DATE:
5/11/87

TOTAL NET ASSETS:
$26,125 million

PORTFOLIO MANAGER:
Bill Gross

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE*
---------------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99
                       A Shares                     B Shares                  C Shares      Lipper Inter.      Lehman
                                                                                            Inv. Grade Debt    Agg. Bond
                                    Adjusted                    Adjusted      Adjusted      Fund Avg.          Index
---------------------------------------------------------------------------------------------------------------------------
1 year                  7.1%          2.3%          6.3%          1.4%          5.3%         5.2%               6.5%
5 years                 7.9%          6.9%          7.1%          6.8%          7.1%         6.9%               7.8%
10 years                9.6%          9.1%          9.1%          9.1%          8.8%         8.2%               9.1%
Inception               9.1%          8.7%          8.7%          8.7%          8.4%         --                 --

Change in Value
$10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                 PIMCO             PIMCO             PIMCO          Lehman
 MONTH      Total Return A    Total Return B    Total Return C     Agg. Bond
                                                                     Index
05/31/87          9,550            10,000            10,000          10,000
06/30/87          9,668            10,117            10,117          10,138
07/31/87          9,641            10,082            10,082          10,130
08/31/87          9,615            10,048            10,048          10,076
09/30/87          9,371             9,787             9,787           9,861
10/31/87          9,666            10,089            10,089          10,212
11/30/87          9,733            10,152            10,152          10,294
12/31/87          9,818            10,233            10,233          10,434
01/31/88         10,215            10,642            10,642          10,801
02/29/88         10,329            10,753            10,753          10,929
03/31/88         10,233            10,646            10,646          10,827
04/30/88         10,176            10,581            10,581          10,768
05/31/88         10,122            10,518            10,518          10,696
06/30/88         10,360            10,759            10,759          10,954
07/31/88         10,343            10,735            10,735          10,897
08/31/88         10,388            10,775            10,775          10,925
09/30/88         10,581            10,969            10,969          11,172
10/31/88         10,744            11,132            11,132          11,383
11/30/88         10,644            11,021            11,021          11,244
12/31/88         10,688            11,059            11,059          11,257
01/31/89         10,816            11,184            11,184          11,419
02/28/89         10,744            11,102            11,102          11,336
03/31/89         10,790            11,143            11,143          11,385
04/30/89         11,027            11,382            11,382          11,624
05/31/89         11,291            11,647            11,647          11,929
06/30/89         11,667            12,028            12,028          12,292
07/31/89         11,910            12,271            12,271          12,554
08/31/89         11,700            12,047            12,047          12,368
09/30/89         11,754            12,096            12,096          12,431
10/31/89         12,031            12,374            12,374          12,737
11/30/89         12,132            12,470            12,470          12,858
12/31/89         12,152            12,483            12,483          12,893
01/31/90         11,944            12,262            12,262          12,740
02/28/90         11,971            12,283            12,283          12,781
03/31/90         11,957            12,261            12,261          12,790
04/30/90         11,784            12,074            12,074          12,673
05/31/90         12,165            12,457            12,457          13,048
06/30/90         12,366            12,655            12,655          13,258
07/31/90         12,563            12,847            12,847          13,441
08/31/90         12,361            12,632            12,632          13,261
09/30/90         12,368            12,632            12,632          13,371
10/31/90         12,535            12,793            12,793          13,541
11/30/90         12,846            13,103            13,103          13,832
12/31/90         13,067            13,320            13,320          14,048
01/31/91         13,192            13,440            13,440          14,222
02/28/91         13,372            13,615            13,615          14,343
03/31/91         13,536            13,774            13,774          14,442
04/30/91         13,753            13,986            13,986          14,598
05/31/91         13,850            14,077            14,077          14,684
06/30/91         13,867            14,086            14,086          14,676
07/31/91         14,061            14,275            14,275          14,880
08/31/91         14,436            14,647            14,647          15,202
09/30/91         14,773            14,980            14,980          15,510
10/31/91         14,919            15,119            15,119          15,682
11/30/91         15,043            15,235            15,235          15,826
12/31/91         15,550            15,740            15,740          16,296
01/31/92         15,418            15,596            15,596          16,074
02/29/92         15,547            15,720            15,720          16,179
03/31/92         15,482            15,644            15,644          16,088
04/30/92         15,558            15,711            15,711          16,204
05/31/92         15,874            16,021            16,021          16,510
06/30/92         16,069            16,210            16,210          16,737
07/31/92         16,456            16,591            16,591          17,078
08/31/92         16,591            16,717            16,717          17,251
09/30/92         16,848            16,966            16,966          17,456
10/31/92         16,695            16,802            16,802          17,224
11/30/92         16,703            16,800            16,800          17,228
12/31/92         16,990            17,079            17,079          17,502
01/31/93         17,298            17,378            17,378          17,838
02/28/93         17,677            17,749            17,749          18,150
03/31/93         17,772            17,836            17,836          18,226
04/30/93         17,922            17,976            17,976          18,353
05/31/93         17,957            18,001            18,001          18,376
06/30/93         18,342            18,375            18,375          18,709
07/31/93         18,448            18,471            18,471          18,815
08/31/93         18,861            18,873            18,873          19,145
09/30/93         18,931            18,934            18,934          19,197
10/31/93         19,060            19,051            19,051          19,269
11/30/93         18,886            18,868            18,868          19,105
12/31/93         19,038            19,008            19,008          19,209
01/31/94         19,262            19,221            19,221          19,468
02/28/94         18,912            18,861            18,861          19,130
03/31/94         18,505            18,444            18,444          18,658
04/30/94         18,316            18,245            18,245          18,509
05/31/94         18,223            18,141            18,141          18,507
06/30/94         18,148            18,067            18,056          18,466
07/31/94         18,513            18,430            18,408          18,832
08/31/94         18,559            18,476            18,443          18,856
09/30/94         18,318            18,236            18,192          18,578
10/31/94         18,289            18,207            18,152          18,562
11/30/94         18,283            18,201            18,136          18,521
12/31/94         18,270            18,189            18,111          18,648
01/31/95         18,590            18,507            18,417          19,017
02/28/95         19,019            18,934            18,831          19,470
03/31/95         19,193            19,107            18,991          19,589
04/30/95         19,523            19,435            19,306          19,863
05/31/95         20,134            20,044            19,897          20,631
06/30/95         20,114            20,024            19,865          20,783
07/31/95         20,118            20,028            19,857          20,736
08/31/95         20,419            20,328            20,143          20,986
09/30/95         20,668            20,576            20,377          21,191
10/31/95         20,974            20,881            20,666          21,466
11/30/95         21,421            21,325            21,094          21,788
12/31/95         21,781            21,684            21,436          22,094
01/31/96         21,951            21,853            21,590          22,240
02/29/96         21,409            21,313            21,044          21,854
03/31/96         21,235            21,140            20,861          21,702
04/30/96         21,140            21,045            20,754          21,580
05/31/96         21,074            20,980            20,678          21,536
06/30/96         21,403            21,307            20,988          21,825
07/31/96         21,450            21,354            21,021          21,885
08/31/96         21,424            21,328            20,981          21,848
09/30/96         21,908            21,810            21,443          22,229
10/31/96         22,469            22,369            21,979          22,721
11/30/96         22,993            22,890            22,478          23,111
12/31/96         22,699            22,597            22,177          22,896
01/31/97         22,771            22,669            22,241          22,966
02/28/97         22,814            22,712            22,270          23,023
03/31/97         22,532            22,431            21,980          22,768
04/30/97         22,930            22,828            22,354          23,109
05/31/97         23,157            23,054            22,560          23,327
06/30/97         23,421            23,317            22,803          23,604
07/31/97         24,068            23,960            23,417          24,240
08/31/97         23,851            23,745            23,190          24,034
09/30/97         24,230            24,122            23,545          24,388
10/31/97         24,512            24,402            23,801          24,742
11/30/97         24,614            24,504            23,889          24,856
12/31/97         24,893            24,781            24,142          25,106
01/31/98         25,268            25,155            24,493          25,428
02/28/98         25,190            25,077            24,402          25,408
03/31/98         25,266            25,153            24,460          25,497
04/30/98         25,354            25,241            24,534          25,630
05/31/98         25,641            25,526            24,794          25,873
06/30/98         25,882            25,766            25,012          26,092
07/31/98         25,957            25,841            25,070          26,148
08/31/98         26,359            26,241            25,443          26,573
09/30/98         27,139            27,018            26,181          27,196
10/31/98         26,949            26,829            25,979          27,052
11/30/98         27,041            26,920            26,052          27,205
12/31/98         27,195            27,073            26,182          27,287
01/31/99         27,347            27,225            26,316          27,482
02/28/99         26,833            26,713            25,808          27,002
03/31/99         27,053            26,932            26,004          27,152

*Past performance is no guarantee of future results.The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares, adjusted for retail class fees and expenses. Retail class shares were first offered in January 1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 27 for Footnotes, which include additional details.

-----------------------------------------
PORTFOLIO COMPOSITION
-----------------------------------------

Maturity Profile
-----------------------------------------
1 year or less                      13%
-----------------------------------------
1-5 years                           40%
-----------------------------------------
5-10 years                          21%
-----------------------------------------
10-20 years                         22%
-----------------------------------------
20-30 years                          4%
-----------------------------------------
Duration                      4.7 years
-----------------------------------------

Sector Breakdown
-----------------------------------------
Mortgage-Backed Securities        42.6%
-----------------------------------------
Corporate Bonds & Notes           29.3%
-----------------------------------------
U.S. Treasury Obligations         10.1%
-----------------------------------------
Short-Term Instruments             6.2%
-----------------------------------------
Asset-Backed Securities            4.6%
-----------------------------------------
Other                              7.2%
-----------------------------------------

Quality Breakdown
-----------------------------------------
AAA                               62.3%
-----------------------------------------
AA                                 7.0%
-----------------------------------------
A                                 18.0%
-----------------------------------------
BBB                                6.0%
-----------------------------------------
BB                                 6.6%
-----------------------------------------
B                                  0.1%
-----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Total Return Fund continues to deliver solid returns for shareholders. For the year ended March 31, 1999, the Fund's Class A shares returned 7.1%, exceeding the Lipper Intermediate Investment Grade Debt Fund Average of 5.2% for the same time period. In addition, the Fund has outperformed the Lipper Average for the three-, five- and ten-year periods as well as since the Fund's inception.

   The Fund's manager was cautiously bullish in the second and third quarters of 1998, enjoying a favorable interest rate environment while remaining wary of the global economic turmoil. This strategy proved prudent, as the Fund benefited from a combination of declining interest rates and successful allocation strategies. The Fund's above-index duration (sensitivity to changes in interest rates) boosted returns as yields fell. The portfolio's focus on higher-quality securities helped performance as the global financial crisis deepened and economic problems spread around the globe, pushing nervous investors into higher-quality bonds. Our underweight position in corporate bonds also helped the Fund since that sector underperformed for much of the year, due to investors' fear that the U.S. economy and corporate earnings would slow due to the global crisis.

   Some of the strategies that contributed to performance in the second and third quarters of last year detracted from returns in the fourth quarter of 1998 and the first quarter of 1999. As the global financial markets settled down, investors returned to other segments of the bond market. Treasury prices declined as interest rates picked up on news that the U.S. economy continued to grow faster than expected. The portfolio's concentration in intermediate-maturity securities was modestly negative for returns, as interest rates picked up most in that portion of the yield curve. One strategy that did help results in the first quarter was an overweighting in mortgage-backed securities, which allowed the manager to enhance the portfolio's yield without undertaking a large amount of additional risk.

   Looking ahead, the manager currently sees the U.S. economic expansion continuing, but at a more moderate pace, as consumer and investment spending cool off later this year. The Federal Reserve would likely maintain a neutral stance in such an environment, and interest rates would likely to remain stable and range bound. If interest rate volatility declines, strategies and securities that add incremental yield will be used to enhance performance.

26                                            See page 62 for financial details.

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate, and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of either 4.5% (Long-Term U.S. Government, Foreign Bond, Global Bond II, Emerging Markets Bond, High Yield and Total Return Funds), 3.00% (Real Return Bond, Municipal Bond, Low Duration and StocksPLUS Funds) or 2.00% (Short-Term Fund). The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC which may apply to shares redeemed during the first year of ownership.

+Yield is calculated in accordance with current Securities and Exchange Commission regulations and is based on the one-month period ended March 31, 1999.

Duration is a measurement of a Fund's price sensitivity expressed in years.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to directly invest in an unmanaged index. The J.P. Morgan Global Index (Hedged) is an index of currency-hedged U.S. and foreign government bonds. The J.P. Morgan Non-U.S. Index (Hedged) is an index of currency-hedged foreign government bonds. The J.P. Morgan Emerging Markets Plus Index is an index of emerging-market bonds. The Lehman Municipal Bond Index is an index of municipal bonds. The Lehman BB Intermediate Corporate Index is an index of intermediate-term bonds with a BB rating. The Merrill Lynch 1-3 Year Treasury Index is an index made up of U.S. Treasury issues with maturities from one to three years. The Lehman Inflation-Linked Treasury Index is an index of inflation linked Treasury bonds. The Lehman Aggregate Bond Index is an index of a variety of bonds. The Lehman Intermediate and 20+ Year Treasury Index is an index of intermediate- and long-term government securities. The Lipper Money Market Index is an index of money market funds. The Standard & Poor's 500 Index is an index of stocks of large-capitalization companies.

Lipper averages are calculated by Lipper, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the investment objective noted. They do not take sales charges into account.

Morningstar's risk rating is a statistic that evaluates a fund's downside volatility relative to that of others in its investment class. To calculate it, Morningstar concentrates on those months during which a fund underperformed the average return of a 3-month Treasury bill. It does not take sales charges into account. For the 3-year period ended 3/31/99, PIMCO High Yield Fund's risk rating was the 3rd lowest among 146 funds.

Morningstar's return rating is a statistic that compares a fund's excess return, adjusted for maximum front-end loads, applicable deferred fees, and redemption fees, over the risk-free rate (as measured by Treasury bills) to the average excess return for the investment class. For the 3-year period ended 3/31/99, PIMCO High Yield Fund had the 11th highest return rating among 146 funds.

PIMCO Stocks Funds and PIMCO Bond Funds (excluding Long-Term U.S. Govt. and Municipal Bond) can invest a portion of their assets in foreign securities, which can entail special risks due to foreign economic and political developments. These risks can be enhanced when investing in emerging markets. The Opportunity and Small-Cap Value Funds invest primarily in small-cap stocks, which can entail greater risks due to greater price volatility and less liquidity. The Innovation and Precious Metals Funds concentrate their portfolios, making them more volatile than the overall stock market. PIMCO Bond Funds (excluding Long-Term U.S. Govt) can invest in lower-rated bonds, which entail special risks such as less liquidity and possibility of default.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For additional information on the PIMCO equity funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, www.pimcofunds.com, 1-800-227-7337. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
Emerging Markets Bond Fund
March 31, 1999

                                                 Principal
                                                    Amount              Value
                                                    (000s)             (000s)

 Argentina (b) 22.0%

Province of Buenos Aires
        12.500% due 03/15/2002               $         100       $        102
Republic of Argentina
        8.750% due 07/10/2002               AP         100                 86
        5.937% due 03/31/2005 (d)            $         186                159
        12.110% due 04/10/2005 (d)                     200                185
        11.375% due 01/30/2017 (e)                     500                471
                                                                 ------------
Total Argentina                                                         1,003
(Cost $1,079)                                                    ============

 Brazil 16.6%

Government of Brazil
        6.187% due 04/15/2012 (d)            $         850                495
        8.000% due 04/15/2014                          412                262
                                                                 ------------
Total Brazil                                                              757
(Cost $720)                                                      ============

 Bulgaria 1.5%

Government of Bulgaria
        6.688% due 07/28/2011 (d)            $         100                 67
                                                                 ------------
Total Bulgaria                                                             67
(Cost $62)                                                       ============

 Colombia 2.9%

Republic of Colombia
        8.625% due 04/21/2008                $         150                133
                                                                 ------------
Total Colombia                                                            133
(Cost $148)                                                      ============

 Ecuador 2.2%

Government of Ecuador
        3.500% due 02/28/2025 (d)            $         250                101
                                                                 ------------
Total Ecuador                                                             101
(Cost $140)                                                      ============

 Mexico 21.1%

Petroleos Mexicanos
        9.857% due 07/15/2005 (d)            $         250                233
        9.375% due 12/02/2008                          250                256
United Mexican States
        6.250% due 12/31/2019                          250                196
        11.500% due 05/15/2026 (c)                     250                279

                                                    Shares

United Mexican States Rights
        6.250% due 12/31/2019                          250                  0
                                                                 ------------
Total Mexico                                                              964
(Cost $1,007)                                                    ============

 Panama 3.3%

                                                 Principal
                                                    Amount
                                                    (000s)
Republic of Panama
        9.375% due 04/01/2029                $         150                151
                                                                 ------------
Total Panama                                                              151
(Cost $150)                                                      ============

 Peru 2.8%

Republic of Peru
        4.000% due 03/07/2017 (d)            $         200                128
                                                                 ------------
Total Peru                                                                128
(Cost $117)                                                      ============

 Philippines 4.9%

Republic of Philippines
        6.500% due 12/01/2017                $         250                223
                                                                 ------------
Total Philippines                                                         223
(Cost $189)                                                      ============

 Poland 5.0%

Republic of Poland
        3.000% due 10/27/2024 (d)            $         350                226
                                                                 ------------
Total Poland                                                              226
(Cost $229)                                                      ============

 Russia 1.3%

Republic of Russia
        6.625% due 12/15/2015 (d)            $         505       $         38
        6.625% due 12/15/2020 (d)                      300                 20
                                                                 ------------
Total Russia                                                               58
(Cost $546)                                                      ============

 South Korea 11.8%

Korea Development Bank
        8.650% due 01/26/2000                $         100                101
Korean Export-Import Bank
        7.100% due 03/15/2007                          175                171
Republic of Korea
        8.875% due 04/15/2008 (e)                      250                268
                                                                 ------------
Total South Korea                                                         540
(Cost $487)                                                      ============

 United States 4.0%

Asset-Backed Securities 0.9%
IMC Home Equity Loan Trust
        5.075% due 05/21/2012 (d)            $          26                 26
NationsBank Auto Owner Trust
        6.375% due 07/15/2000                           15                 15
                                                                 ------------
                                                                           41
                                                                 ============
Corporate Bonds & Notes 3.1%
Ford Motor Credit Corp.
        5.104% due 08/27/2001 (d)                      100                100
Supercanal Holdings
        11.500% due 05/15/2005                         100                 40
                                                                 ------------
                                                                          140
                                                                 ============
Total United States                                                       181
(Cost $241)                                                      ============

Uruguay 4.2%

Banco Central Del Uruguay
        6.125% due 02/19/2006                $         206                191
                                                                 ------------
Total Uruguay                                                             191
(Cost $205)                                                      ============

Venezuela 6.7%

Government of Venezuela
        5.937% due 12/18/2007 (d)            $         214                150
        9.250% due 09/15/2027                          250                154
                                                                 ------------
Total Venezuela                                                           304
(Cost $271)                                                      ============


28  See accompanying notes

                                                               Principal
                                                                  Amount             Value
                                                                  (000s)            (000s)
 Short-Term Instruments 5.0%
Commercial Paper 2.2%
National Rural Utilities Cooperative
        4.820% due 05/18/1999                            $          100                99
                                                                               -----------
Repurchase Agreement 2.6%
State Street Bank
        4.000% due 04/01/1999                                       118               118
        (Dated 03/31/1999. Collateralized by U.S. Treasury                     -----------
        Note 7.750% 11/30/1999 valued at $125,398.
        Repurchase proceeds are $118,013.)

U.S. Treasury Bills 0.2%
        4.280% due 05/27/1999                                        10                10
                                                                               -----------
Total Short-Term Instruments                                                          227
(Cost $227)                                                                    -----------

Total Investments (a) 115.3%                                                   $    5,254
(Cost $5,818)

Other Assets and Liabilities (Net) (15.3%)                                           (696)
                                                                               -----------
Net Assets 100.0%                                                              $    4,558
                                                                               ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $5,956 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                      $      198

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                          (900)
                                                                               -----------
Unrealized depreciation-net                                                    $     (702)
                                                                               ===========

(b) Principal amount denoted in indicated currency:
        AP - Argentine Peso

(c) Subject to a financing transaction.

(d) Variable rate security. The rate listed is as of March 31,1999.

                                                     See accompanying notes   29

Schedule of Investments
Foreign Bond Fund
March 31, 1999                                          Principal
                                                           Amount         Value
                                                           (000s)        (000s)

Argentina (e)(f) 2.6%

Republic of Argentina
        2.687% due 04/01/2001 (d)                AP        12,136      $ 10,738
        5.000% due 12/20/2002                    JY       219,000         1,727
       12.110% due 04/10/2005 (d)                 $         4,240         3,922
                                                                       --------
Total Argentina                                                          16,387
(Cost $17,066)                                                         ========

Belgium (e)(f) 0.9%

Kingdom of Belgium
        9.000% due 03/28/2003                    EC             5             6
        5.100% due 11/21/2004 (d)                BF       183,200         5,648
                                                                       --------
Total Belgium                                                             5,654
(Cost $6,075)                                                          ========

Canada (e)(f) 8.8%

Commonwealth of Canada
        5.250% due 09/01/2003 (j)                C$        31,200        20,924
        6.625% due 10/03/2007                    N$        20,830        11,233
        6.000% due 06/01/2008 (j)                C$        18,000        12,751
Hydro-Quebec
        3.526% due 04/25/2000                    DM         5,000         2,756
Providence of Manitoba
       11.000% due 08/15/2000                    C$         5,000         3,574
Province of Quebec
        3.352% due 02/09/2000 (d)                DM         5,000         2,760
Sears Canada
       11.700% due 07/10/2000                    C$         1,000           712
                                                                       --------
Total Canada                                                             54,710
(Cost $55,270)                                                         ========

Cayman Islands (e)(f) 0.3%
Banco Nacional de Comercio Exterior, S.N.C
        5.300% due 09/21/2000                    JY       200,000         1,722
                                                                       --------
Total Cayman Islands                                                      1,722
(Cost $1,728)                                                          ========

Colombia (e)(f) 0.2%
Republic of Colombia
        3.000% due 12/22/2000                    JY       150,000         1,163
                                                                       --------
Total Colombia                                                            1,163
(Cost $1,160)                                                          ========

Denmark (e)(f) 5.4%
Kingdom of Denmark
        6.000% due 11/15/2002                    DK        53,500         8,392
        7.000% due 11/15/2007                              61,200        10,586
Unikredit Mortgage
        5.000% due 10/01/2029                              27,150         3,643
Nykredit Mortgage
        5.000% due 10/01/2029                              59,370         7,972
Realkredit Mortgage
        5.000% due 10/01/2029                              19,200         2,581
                                                                       --------
Total Denmark                                                            33,174
(Cost $33,463)                                                         ========

France (e)(f) 1.4%

Caisse Autonome de Refinancement
        7.750% due 12/06/1999                               1,100           187
Republic of France
        7.750% due 10/25/2005 (j)                FF         2,800         3,727
        3.000% due 07/25/2009 (h)                EC         4,151         4,477
                                                                       --------
Total France                                                              8,391
(Cost $8,835)                                                          ========

Germany (e)(f) 10.4%

Allgemeine Hypobank AG
        3.250% due 07/02/1999                    DM        15,000        16,189
Barclays Capital Corp.
        3.246% due 12/20/2000                               2,000         1,101
Depfa Pfandbriefbank
        2.964% due 03/26/2001 (d)                EC        16,480        17,764
Dresdner Finance BV
        3.179% due 01/11/2000 (d)                DM         1,000           551
Republic of Germany
        6.500% due 07/04/2027 (j)                EC        21,379        28,154
        5.625% due 01/04/2028                                 350           411
                                                                       --------
Total Germany                                                            64,170
(Cost $63,332)                                                         ========

Greece (e)(f) 1.7%
Hellenic Republic
       11.200% due 05/19/2003 (d)                GD       100,000           341
       11.100% due 06/17/2003 (d)                         107,400           365
       11.000% due 10/23/2003 (d)                         376,000         1,294
        8.600% due 03/26/2008 (j)                       2,140,300         8,364
                                                                       --------
Total Greece                                                             10,364
(Cost $10,797)                                                         ========

Ireland (f) 0.1%

Republic of Ireland
        7.250% due 06/22/1999                    DM         1,500           835
                                                                       --------
Total Ireland                                                               835
(Cost $851)                                                            ========

Italy (e)(f) 13.2%

Republic of Italy
        6.000% due 02/15/2000                    EC        50,000        55,344
        5.500% due 09/15/2000 (j)                             360           402
        4.750% due 05/01/2003                                   0             0
        7.250% due 11/01/2026 (j)                           6,321         8,873
        6.500% due 11/01/2027 (j)                          13,430        17,316
                                                                       --------
Total Italy                                                              81,935
(Cost $82,977)                                                         ========

Japan (e)(f) 20.7%

Government of Japan
        4.100% due 12/22/2003 (j)                JY     4,063,000        39,290
        4.500% due 12/20/2004 (j)                       1,294,300        12,882
        4.600% due 03/21/2005 (j)                       1,940,500        19,589
        4.000% due 06/20/2005 (j)                       1,078,300        10,599
        3.400% due 06/20/2005 (j)                       1,078,300        10,272
        3.000% due 09/20/2005 (j)                       1,775,600        16,571
        0.900% due 12/22/2008 (j)                       1,192,700         9,257
        2.000% due 03/20/2009 (j)                       1,136,600         9,852
                                                                       --------
Total Japan                                                             128,312
(Cost $132,128)                                                        ========

Mexico (f) 1.7%

United Mexican States
        5.560% due 04/07/2000 (l)                 $         5,804         5,804
        8.750% due 05/30/2002                                 270           427
       10.375% due 01/29/2003                    DM         2,575         1,542
        8.750% due 04/07/2004 (d)                 $         3,100         3,065
                                                                       --------
Total Mexico                                                             10,838
(Cost $10,855)                                                         ========

        Netherlands (f) 1.3%
GMAC International Finance BV
        7.125% due 02/10/2000                     $           744         1,217
Kingdom of Netherlands
        5.750% due 01/15/2004                    DG         2,214         2,631
LBW Finance NV
        7.000% due 03/08/2000                               4,985         2,851



30 See accompanying notes


                                                                  Principal
                                                                     Amount           Value
                                                                     (000s)          (000s)
-------------------------------------------------------------------------------------------
TPSA Finance BV
        7.750% due 12/10/2008                             $           1,470      $    1,436
                                                                                 ----------
Total Netherlands                                                                     8,135
(Cost $8,221)                                                                    ==========

 New Zealand (e)(f) 1.4%

Commonwealth of New Zealand
        4.500% due 02/15/2016 (j)                        N$          16,500           8,940
                                                                                 ----------
Total New Zealand                                                                     8,940
(Cost $9,440)                                                                    ==========

 Norway (f) 0.8%

Norwegian Government
        5.500% due 05/15/2009 (j)                        NK          37,200           5,056
                                                                                 ----------
Total Norway                                                                          5,056
(Cost $5,024)                                                                    ==========

 Singapore (e)(f) 1.3%

Singapore Government
        4.375% due 10/15/2005                            S$          13,300           7,875
                                                                                 ----------
Total Singapore                                                                       7,875
(Cost $7,867)                                                                    ==========

 South Korea (f) 1.0%

Korea Development Bank
        3.258% due 05/14/2001 (d)                        DM           7,310           3,842
Korean Export-Import Bank
        7.250% due 06/25/2001                             $           1,945           1,901
        6.500% due 02/10/2002                                           800             769
                                                                                 ----------
Total South Korea                                                                     6,512
(Cost $6,515)                                                                    ==========

 Spain (e)(f) 3.4%

Kingdom of Spain
        6.000% due 01/31/2008 (j)                        EC               0               0
        6.000% due 01/31/2029                                        17,260          20,818
                                                                                 ----------
Total Spain                                                                          20,818
(Cost $22,223)                                                                   ==========

 Supranational (e)(f) 8.4%

Eurofima
        5.625% due 11/25/1999                            FF           1,000             167
European Investment Bank
        6.250% due 07/28/1999                                         3,000             499
       12.750% due 02/15/2000                            IL       1,262,000             761
        7.000% due 12/08/2003                            BP           6,300          10,892
International Bank for Reconstruction & Development
        7.250% due 10/13/1999                            DM          20,870          11,793
        6.875% due 07/14/2000                            BP           2,500           4,113
        7.000% due 09/18/2000                            N$           6,400           3,516
        7.250% due 04/09/2001                                         6,400           3,547
        7.000% due 06/07/2002                            BP           1,100           1,862
        7.250% due 05/27/2003                            N$          10,670           5,991
International Finance Corp.
        6.340% due 02/17/2000                            BP           4,965           8,079
World Bank
       10.250% due 04/11/2002                            PP          31,000             729
                                                                                 ----------
Total Supranational                                                                  51,949
(Cost $52,615)                                                                   ==========

 Sweden (e)(f) 6.0%

Kingdom of Sweden
       13.000% due 06/15/2001                            SK          11,200           1,638
        5.500% due 04/12/2002 (j)                                     6,100             788
        6.500% due 05/05/2008 (j)                                   248,600          35,057
                                                                                 ----------
Total Sweden                                                                         37,483
(Cost $37,234)                                                                   ==========

 United Kingdom (e)(f) 17.5%

FCE Bank PLC
        7.500% due 12/08/1999                            DM           9,808           5,564
Polestar Corp. PLC
       10.500% due 05/30/2008                            BP           4,300           7,056
SCCR Series 1 Limited
        4.838% due 05/15/2000 (d)                        IL      15,380,000           8,566
United Kingdom Gilt
        8.000% due 06/10/2003 (j)                        BP          17,735          32,479
        8.500% due 12/07/2005 (j)                                     9,656          18,999
        7.250% due 12/07/2007 (j)                                    18,949          36,208
                                                                                 ----------
Total United Kingdom                                                                108,872
(Cost $108,262)                                                                  ==========

 United States (e)(f) 60.8%

Corporate Bonds & Notes 19.5%
Associates Corp. of North America
        5.104% due 08/27/2001 (d)                         $           5,000           5,013
AT&T Capital Corp.
        5.438% due 04/01/1999 (d)                                     7,800           7,800
        6.410% due 08/13/1999                                         4,310           4,327
Capital One Bank
        6.420% due 11/12/1999 (i)                                    12,080          12,148
CSFP Credit
        6.199% due 11/19/2004 (i)                                    19,000          18,953
Delta Air Lines
        6.034% due 06/29/1999                                         1,910           1,911
Ford Credit Auto Owner Trust
        5.810% due 03/15/2002                                         8,000           8,055
General Electric Capital Corp.
        6.750% due 12/30/1999                            BP           1,029           1,676
        9.000% due 02/14/2000                                         1,157           1,920
General Motors Acceptance Corp.
        5.100% due 12/10/2001-11/12/2002 (d)(g)           $           7,100           7,103
        5.250% due 04/05/2004 (d)                                    12,200          12,179
J.P. Morgan & Co.
        5.459% due 02/15/2012                                         5,500           4,869
Lehman Brothers, Inc.
        5.287% due 02/27/2001 (d)                                     4,900           4,873
Merrill Lynch & Co.
        5.299% due 11/01/2001 (d)                                     6,830           6,831
Occidental Petroleum
        8.500% due 09/15/2004                                         1,800           1,808
Residential Reinsurance
        9.180% due 06/01/1999 (d)                                     2,250           2,275
RJR Nabisco
        8.625% due 12/01/2002                                         4,100           4,263
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                                        12,555          12,232
Toyota Motor Credit
        7.250% due 02/23/2000                            DM           5,090           2,905
                                                                                 ----------
                                                                                    121,141
                                                                                 ==========
U.S. Government Agencies 11.0%
Federal Home Loan Bank
        4.609% due 02/15/2002 (d)                         $          14,000          13,655
Federal National Mortgage Assn
        6.875% due 06/07/2002 (j)                        BP          10,230          17,315
        7.250% due 06/20/2002                            N$          14,850           8,299
        6.500% due 07/10/2002 (j)                        A$           7,900           5,189
Student Loan Marketing Assn
        5.248% due 01/25/2003 (d)                         $           6,353           6,362
        5.070% due 04/25/2004 (d)                                       504             499
        5.008% due 10/25/2004 (d)                                     1,047           1,045
        5.098% due 04/25/2006 (d)                                     6,466           6,444
        5.178% due 04/25/2007 (d)                                     9,710           9,711
                                                                                 ----------
                                                                                     68,519
                                                                                 ==========
U.S. Treasury Obligations 13.0%
Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(j)                                 66,780          66,362
        3.625% due 07/15/2002 (h)                                    14,310          14,220
                                                                                 ----------
                                                                                     80,582
                                                                                 ==========

                                                       See accompanying notes 31

Foreign Bond Fund
March 31, 1999


                                                    Principal
                                                       Amount         Value
                                                       (000s)        (000s)
---------------------------------------------------------------------------
Mortgage-Backed Securities 8.8%
Chase Mortgage Finance Corp.
        6.550% due 08/25/2028                     $     3,360   $     3,392
Citicorp Mortgage Securities, Inc.
        6.500% due 07/25/2028                           3,980         4,014
Federal Home Loan Mortgage Corp.
        6.000% due 03/15/2008                           1,220         1,223
        9.050% due 06/15/2019                              92            98
        7.441% due 06/01/2022 (d)                       1,714         1,745
        7.500% due 08/01/2022 (d)                       1,060         1,086
        6.500% due 09/15/2022                             287           287
        6.000% due 05/17/2029                           2,000         1,944
Federal National Mortgage Assn.
        5.500% due 02/25/2005                             523           522
        7.531% due 07/01/2021 (d)                       1,311         1,339
        7.060% due 11/01/2022 (d)                       1,362         1,400
        6.561% due 01/01/2023 (d)                       1,775         1,820
        6.613% due 01/01/2023 (d)                       2,398         2,457
        7.329% due 08/01/2023 (d)                       1,431         1,470
Government National Mortgage Assn.
        6.125% due 11/20/2021 (d)                         739           752
        6.875% due 05/20/2022 (d)                          67            68
        6.625% due 07/20/2022-09/20/2022 (d)(g)         1,269         1,291
        6.875% due 05/20/2023 (d)                         734           747
        6.625% due 07/20/2023-09/20/2023 (d)(g)         4,517         4,592
        6.125% due 10/20/2023-10/20/2024 (d)(g)         4,495         4,564
        6.875% due 04/20/2025 (d)                         259           263
        6.625% due 07/20/2025-09/20/2025 (d)(g)         8,712         8,845
        6.125% due 12/20/2025 (d)                         434           440
        6.625% due 09/20/2026 (d)                         977           990
        6.125% due 11/20/2026-12/20/2026 (d)(g)         2,305         2,343
        6.880% due 04/20/2027 (d)                       2,580         2,620
Independent National Mortgage Corp.
        8.107% due 11/25/2024 (d)                          82            84
Morgan Stanley Mortgage
        8.150% due 07/20/2021                               3             3
Sears Mortgage
        6.499% due 06/25/2022 (d)                         107           108
Structured Asset Mortgage Investments, Inc.
        6.580% due 06/25/2029 (d)                       3,300         3,338
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                         882           883
                                                                -----------
                                                                     54,728
                                                                ===========
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
        5.157% due 03/25/2027 (d)                       1,566         1,566
Banc One Auto Grantor Trust
        6.270% due 11/20/2003                             891           901
        6.290% due 07/20/2004                           1,183         1,196
Chase Manhattan Grantor Trust
        6.610% due 09/15/2002                             706           715
Citibank Credit Card Master Trust
        4.946% due 05/15/2002                           1,200         1,200
Comed Transitional Funding Trust
        5.380% due 03/25/2002                           1,318         1,321
Conti Mortgage Home Equity Loan Trust
        5.106% due 10/15/2012 (d)                       3,337         3,335
        6.020% due 12/25/2013                          17,000        16,995
Daimler-Benz Vehicle Trust
        5.230% due 06/10/2000                           2,880         2,881
Emergent Home Equity Loan Trust
        6.745% due 05/15/2012                           2,494         2,504
EQCC Home Equity Loan Trust
        5.770% due 03/20/2029                           5,000         5,001
        5.202% due 03/20/2029 (d)                       1,000         1,000
First Security Auto Owner Trust
        5.311% due 04/15/2002                           2,000         2,005
Illinois Power Special Purpose Trust
        5.390% due 06/25/2002                           1,140         1,144
MBNA Master Credit Card Trust
        6.050% due 11/15/2002                           2,070         2,090
Nissan Auto Receivables Grantor Trust
        5.450% due 04/15/2004                           4,581         4,578
Premier Auto Trust
        6.250% due 08/06/2001                           2,277         2,290
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                           1,955         1,968
                                                                -----------
                                                                     52,690
                                                                -----------
Total United States                                                 377,660
(Cost $376,841)                                                 ===========

 Purchased Call Options 0.0%

U.S. Treasury Note (OTC)
        Strike @ 101.188 Exp. 06/14/1999
        7.250% due 05/15/2004                           3,400           249
                                                                -----------
Total Purchased Call Options                                            249
(Cost $255)                                                     ===========

 Short-Term Instruments 7.2%

Commercial Paper 5.2%
Bank of Tokyo
        5.928% due 07/30/1999                           5,940         5,955
E.I. Du Pont de Nemours
        4.860% due 04/23/1999                           2,300         2,293
        4.800% due 06/07/1999                           2,700         2,675
Ford Motor Credit Corp.
        4.840% due 04/23/1999                           9,500         9,472
National Rural Utilities Cooperative
        4.820% due 06/17/1999                           1,800         1,781
Pfizer, Inc.
        4.820% due 05/17/1999                           8,000         7,951
Proctor & Gamble Co.
        4.810% due 05/26/1999                           1,900         1,886
Shell Oil Co.
        4.790% due 06/04/1999                             400           397
                                                                -----------
                                                                     32,410
                                                                ===========
Repurchase Agreement 2.0%
State Street Bank
        4.000% due 04/01/1999                          12,158        12,158
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 5.375% 01/31/2000 valued at
        $12,402,018. Repurchase proceeds are
        $12,159,351.)

U.S. Treasury Bills (b)(g) 0.0%
        4.402% due 06/24/1999                             275           273
                                                                -----------

Total Short-Term Instruments                                         44,841
(Cost $44,827)                                                  ===========


Total Investments (a) 176.5%                                    $ 1,096,045
(Cost $1,103,861)

Written Options (c) (0.0%)                                              (90)
(Premiums $126)

Other Assets and Liabilities (Net) (76.5%)                         (475,172)
                                                                -----------

Net Assets 100.0%                                               $   620,783
                                                                ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,097,543 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                       $     8,571

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                         (16,493)
                                                                -----------

Unrealized depreciation-net                                     $    (7,922)
                                                                ===========


32 See accompanying notes

(b) Securities with an aggregate market value of $273 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                  Unrealized
                                                     # of      Appreciation/
Type                                            Contracts     (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                      19         $      13
Eurodollar September Futures (09/2000)                 34                16
Eurodollar December Futures (12/2000)                  19                10
U.S. Treasury 30 Year Bond (06/1999)                   40               (41)
United Kingdom 90 Day LIBOR (12/2000)                 287              (114)
                                                                  ---------
                                                                  $    (116)
                                                                  =========
(c) Premiums received on written options:

Type                                              Par      Premium         Value
--------------------------------------------------------------------------------
Call - OTC Japanese Yen vs US Dollar
   Strike 115.00 Exp. 04/22/1999        JY      6,110      $    79       $    43
Call - OTC Government of Japan
   2,000% due 03/20/2009
   Strike 102.50 Exp. 04/23/1999              972,800           47            47
                                                           ---------------------
                                                           $   126       $    90
                                                           =====================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                           Principal
                              Amount                             Unrealized
                          Covered by         Settlement       Appreciation/
Type     Currency           Contract              Month      (Depreciation)
--------------------------------------------------------------------------------
Buy            A$              7,130            04/1999           $     (9)
Sell                           7,139            04/1999                 35
Buy            AP              6,455            04/1999                158
Buy                            3,410            05/1999                102
Buy            BP              2,086            04/1999                 (8)
Sell                          51,501            04/1999                308
Sell                             790            05/1999                  0
Buy            C$              8,318            04/1999                 17
Sell                          15,201            04/1999                 62
Buy            DK             28,442            04/1999                  5
Sell                         141,782            04/1999              1,453
Buy                           26,966            05/1999                (58)
Sell                          81,015            05/1999                 60
Buy            EC             50,872            04/1999             (2,293)
Sell                         137,087            04/1999              3,062
Buy                            3,880            05/1999                 (3)
Sell           GD            596,882            04/1999                 73
Buy            JY             39,539            04/1999                 11
Sell                         138,795            04/1999                  4
Sell                       2,185,916            05/1999                 49
Buy            N$             40,847            04/1999               (109)
Sell                          36,088            04/1999                174
Sell                          82,083            05/1999               (477)
Buy            S$                 45            04/1999                 (1)
Sell                          13,805            06/1999                 (6)
Buy            SF             19,457            04/1999               (186)
Sell                          19,799            04/1999                124
Buy            SK            335,832            04/1999             (1,753)
Sell                         374,274            04/1999              1,747
                                                                  --------
                                                                  $  2,541
                                                                  ========

(f) Principal amount denoted in indicated currency:

        A$ - Australian Dollar
        AP - Argentine Peso
        BF - Belgian Franc
        BP - British Pound
        C$ - Canadian Dollar
        DK - Danish Krone
        DM - German Mark
        EC - European Currency Unit
        FF - French Franc
        FM - Finnish Markka
        GD - Greek Drachma
        IL - Italian Lira
        JY - Japanese Yen
        N$ - New Zealand Dollar
        NK - Norwegian Kroner
        S$ - Singapore Dollar
        SF - Swiss Franc
        SK - Swedish Krona

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Restricted security.

(j) Subject to a financing transaction.

(k) Swap agreements outstanding at March 31, 1999

                                            Notional                 Unrealized
Type                                          Amount             (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month United Mexican States and pay United Mexican States fixed rate.

Broker: Merrill Lynch                $         5,804           $          (116)
Exp. 04/07/2000

(l) Subject to an asset swap.



                                                       See accompanying notes 33

Schedule of Investments
Global Bond Fund II
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)


 Argentina (c)(f) 2.8%
Republic of Argentina
        2.687% due 04/01/2001 (d)               AP       939      $      830
       12.110% due 04/10/2005 (d)                $       410             379
                                                                  -----------
Total Argentina                                                        1,209
(Cost $1,273)                                                     ==========

 Australia (c)(f) 0.2%
Commonwealth of Australia
        9.500% due 08/15/2003 (i)               A$       100              74
                                                                  -----------
Total Australia                                                           74
(Cost $85)                                                        ===========

 Belgium (f) 0.4%
Kingdom of Belgium
        5.100% due 11/21/2004 (d)(i)            BF     5,800             179
                                                                  -----------
Total Belgium                                                            179
(Cost $191)                                                       ===========

 Canada (c)(f) 6.5%
Commonwealth of Canada
        5.250% due 09/01/2003 (i)               C$     2,230           1,496
        6.625% due 10/03/2007                   N$     1,410             760
        6.000% due 06/01/2008 (i)               C$       700             496
                                                                  -----------
Total Canada                                                           2,752
(Cost $2,736)                                                     ===========

 Cayman Islands (c)(f) 0.2%
Banco Nacional de Comercio Exterior, S.N.C.
        5.300% due 09/21/2000                   JY    10,000              86
                                                                  -----------
Total Cayman Islands                                                      86
(Cost $86)                                                        ===========

 Denmark (c)(f) 5.2%
Kingdom of Denmark
        6.000% due 11/15/2002                   DK     3,100             486
        7.000% due 11/15/2007 (i)                      4,400             761
Nykredit
        5.000% due 10/01/2029                          4,030             541
Realkredit Danmark Mortgage
        5.000% due     10/01/2029                      1,300             175
Unikredit
        5.000% due 10/01/2029                          1,740             233
                                                                  -----------
Total Denmark                                                          2,196
(Cost $2,219)                                                     ===========


 France (c)(f) 0.8%
Republic of France
        3.000% due 07/25/2009 (j)               EC       303             326
                                                                  -----------
Total France                                                             326
(Cost $347)                                                       ===========

 Germany (c)(f) 4.3%
Depfa Pfandbriefbank
        2.964% due 03/26/2001 (d)               EC     1,283           1,283
Republic of Germany
        5.625%  due     01/04/2028                       453             532
                                                                  -----------
Total Germany                                                          1,815
(Cost $1,847)                                                     ===========

 Greece (c)(f) 1.7%
Hellenic Republic
       11.100% due 06/17/2003 (d)               GD     7,400              25
       11.000% due 10/23/2003 (d)                     33,600             116
        8.600% due 03/26/2008                        149,100             578
                                                                  -----------
Total Greece                                                             719
(Cost $754)                                                       ===========

 Italy (c)(f) 5.1%
Republic of Italy
        4.750% due 05/01/2003                   EC       664     $       753
        7.250% due 11/01/2026 (i)                        160             225
        6.500% due 11/01/2027                            920           1,186
                                                                  -----------
Total Italy                                                            2,164
(Cost $2,197)                                                     ===========

 Japan (c)(f) 10.6%
Government of Japan
        4.500% due 12/20/2004 (i)               JY    68,700             684
        4.600% due 03/21/2005 (i)                     94,200             951
        4.000% due 06/20/2005 (i)                     36,000             354
        3.400% due 06/20/2005 (i)                     36,000             343
        3.000% due 09/20/2005 (i)                    100,000             933
        0.900% due 12/22/2008 (i)                     76,800             596
        2.000% due 03/20/2009 (i)                     76,800             666
                                                                  -----------
Total Japan                                                            4,527
(Cost $4,627)                                                     ===========

 Mexico (f) 1.3%
United Mexican States
        8.750% due 05/30/2002                            237             235
       10.375% due 01/29/2003                   DM       200             120
        8.750% due 04/07/2004 (d)                $       200             198
                                                                  -----------
Total Mexico                                                             553
(Cost $556)                                                       ===========

 New Zealand (c)(f) 1.3%
Commonwealth of New Zealand
        4.500% due 02/15/2016                   N$     1,000             542
                                                                  -----------
Total New Zealand                                                        542
(Cost $571)                                                       ===========

 Norway (f) 0.9%
Norwegian Government
        5.500% due 05/15/2009                   NK     2,720             370
                                                                  -----------
Total Norway                                                             370
(Cost $367)                                                       ===========

 Singapore (c)(f) 1.5%
Singapore Government
        4.375% due 10/15/2005                   S$     1,100             651
                                                                  -----------
Total Singapore                                                          651
(Cost $651)                                                       ===========

 South Korea (f) 1.1%
Korea Development Bank
        3.258% due 05/14/2001 (d)               DM       440             231
Korean Export-Import Bank
        7.250% due 06/25/2001                    $       260             254
                                                                  -----------
Total South Korea                                                        485
(Cost $484)                                                       ===========

 Spain (c)(f) 1.3%
Kingdom of Spain
        6.000% due 01/31/2029                   EC       468             564
                                                                  -----------
Total Spain                                                              564
(Cost $629)                                                       ===========

 Supranational (c)(f) 7.1%
European Investment Bank
        7.000% due 12/08/2003                   BP       400             692
International Bank for Reconstruction & Development (World Bank)
        6.875% due 07/14/2000                            200             329
        7.000% due 09/18/2000                   N$       500             275
        7.250% due 04/09/2001                          1,376             763


34 See accompanying notes

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
-----------------------------------------------------------------------------

        7.250% due 01/16/2002                            480     $       266
       10.250% due 04/11/2002                   PP     2,000              47
        7.000% due 06/07/2002                   BP       100             169
        7.250% due 05/27/2003                   N$       890             500
                                                                  -----------
Total Supranational                                                    3,041
(Cost $3,011)                                                     ===========

 Sweden (c)(f) 5.5%
Kingdom of Sweden
       13.000% due 06/15/2001                   SK       900             132
        5.500% due 04/12/2002                            400              52
        6.500% due 05/05/2008                         15,400           2,172
                                                                  -----------
Total Sweden                                                           2,356
(Cost $2,358)                                                     ===========

 United Kingdom (c)(f) 11.8%
Equitable
        8.000% due 08/29/2049 (d)               BP       700           1,229
Polestar Corp. PLC
       10.500% due 05/30/2008                            390             640
United Kingdom Gilt
        8.000% due 06/10/2003 (i)                      1,240           2,252
        7.250% due 12/07/2007 (i)                        470             899
                                                                  -----------
Total United Kingdom                                                   5,020
(Cost $5,064)                                                     ===========

 United States (f) 72.6%
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
        5.249% due 12/22/2027 (d)                $       136             135
Banc One Auto Grantor Trust
        6.270% due 11/20/2003                             43              43
Chase Manhattan Grantor Trust
        6.610% due 09/15/2002                             57              57
Comed Transitional Funding Trust
        5.380% due 03/25/2002                            108             108
Conti Mortgage Home Equity Loan Trust
        6.020% due 12/25/2013                            600             600
Daimler-Benz Vehicle Trust
        5.230% due 06/10/2000                            230             230
        5.850% due 07/20/2003                             34              34
Emergent Home Equity Loan Trust
        6.745% due 05/15/2012                            151             152
First Security Auto Owner Trust
        5.311% due 04/15/2002                          1,000           1,003
Illinois Power Special Purpose Trust
        5.390% due 06/25/2002                             95              95
Nissan Auto Receivables Grantor Trust
        5.450% due 04/15/2004                            162             162
Premier Auto Trust
        6.250% due 08/06/2001                            455             458
Residential Asset Securities Corp.
        5.080% due 12/25/2013 (d)                        400             400
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                            145             146
                                                                  -----------
                                                                       3,623
                                                                  ===========
Corporate Bonds & Notes 13.9%
Associates Corp. of North America
        5.104% due 08/27/2001 (d)                        400             401
CSFP Credit
        6.199% due 11/19/2004 (h)                      1,750           1,746
Delta Air Lines
        6.034% due 06/29/1999 (h)                        150             150
General Motors Acceptance Corp.
        5.250% due 04/05/2004 (d)                      1,298           1,298
Hewlett-Packard Finance
        5.625% due 11/20/2000                   DM       100              57
Merrill Lynch & Co.
        5.299% due 11/01/2001 (d)                $       510             510
Occidental Petroleum
        8.500% due 09/15/2004                    $       100     $       100
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                          1,388           1,352
TCI Communications, Inc.
        5.675% due 04/01/2002 (d)                        300             306
                                                                  -----------
                                                                       5,920
                                                                  ===========
Mortgage-Backed Securities 17.5%
Chase Mortgage Finance Corp.
        6.550% due 08/25/2028                            250             252
Citicorp Mortgage Securities, Inc.
        6.500% due 07/25/2028                            300             303
Federal Home Loan Mortgage Corp.
        6.000% due 01/01/2029-05/17/2029 (e)           3,970           3,767
Federal National Mortgage Association
        5.500% due 02/25/2005-05/17/2029 (e)             555             525
Government National Mortgage Association
        6.125% due 11/20/2021 (d)                         55              56
        6.625% due 07/20/2022-09/20/2025 (d)(e)        1,455           1,482
        6.125% due 12/20/2025 (d)                         31              31
        6.625% due 09/20/2026 (d)                         39              40
        6.125% due 11/20/2026-12/20/2026 (d)(e)          649             658
        7.500% due 09/15/2028                             83              86
Structured Asset Mortgage Investments, Inc.
        6.580% due 06/25/2029 (d)                        230             233
                                                                  -----------
                                                                       7,433
                                                                  ===========
U.S. Government Agencies 9.6%
Federal National Mortgage Association
        6.875% due 06/07/2002                   BP       350             592
        7.250% due 06/20/2002                   N$       340             190
Student Loan Marketing Assn.
        5.248% due 01/25/2003 (d)                $       570             571
        5.178% due 04/25/2007 (d)                      1,815           1,815
        5.245% due 10/25/2007 (d)                        900             899
                                                                  -----------
                                                                       4,067
                                                                  ===========
U.S. Treasury Obligations 23.1%
Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (i)(j)                     821             816
        3.625% due 07/15/2002 (j)                      6,360           6,320
        3.375% due 01/15/2007 (j)                        259             250
U.S. Treasury Bonds
        6.000% due 02/15/2026                          1,430           1,455
U.S. Treasury Notes
        7.250% due 05/15/2004                            890             970
                                                                  -----------
                                                                       9,811
                                                                  -----------
Total United States                                                   30,854
(Cost $31,037)                                                    ===========

 Purchased Call Options 0.1%
U.S. Treasury Note (OTC)
        7.250% due 05/15/2004
        Strike @ 101.188 Exp. 06/14/1999                 300              22
                                                                  -----------
Total Purchased Call Options                                              22
(Cost $23)                                                        ===========


 Short-Term Instruments 9.6%
Certificate of Deposit 1.2%
Bank of Tokyo
        5.937% due 07/30/1999                            530             531
                                                                  -----------
Commercial Paper 7.5%
Abbott Laboratories
        4.840% due 04/09/1999                          1,600           1,598
Coca-Cola Co.
        4.840% due 05/28/1999                            500             496
IBM Corp.
        4.810% due 04/08/1999                          1,100           1,099
                                                                  -----------
                                                                       3,193
                                                                  ===========

                                                     See accompanying notes   35

Global Bond Fund II
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
-----------------------------------------------------------------------------
Repurchase Agreement 0.4%
State Street Bank
        4.000% due 04/01/1999                    $       177     $       177
        (Dated 03/31/1999. Collateralized by U.S.                ------------
        Treasury Note 6.125% 07/31/2000 valued at
        $184,441. Repurchase proceeds are
        $177,020.)

U.S. Treasury Bills (b) 0.5%
        4.460% due 06/24/1999                            230             228
                                                                 ------------

Total Short-Term Instruments                                           4,129
(Cost $4,127)                                                    ============

Total Investments (a) 151.9%                                     $    64,634
(Cost $65,240)

Written Options (g) (0.0%)                                                (6)
(Premiums $9)

Other Assets and Liabilities (Net) (51.9%)                           (22,084)
                                                                 -----------

Net Assets 100.0%                                                $    42,544
                                                                 ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $65,256 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $       325

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (947)
                                                                 ------------
Unrealized depreciation-net                                      $      (622)
                                                                 ============

(b) Securities with an aggregate market value of $228 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                            Unrealized
                                              # of        Appreciation/
Type                                     Contracts       (Depreciation)
------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                1         $     1
Eurodollar September Futures (09/2000)           2               1
Eurodollar December Futures (12/2000)            1               1
U.S. Treasury 10 Year Note (06/1999)            34              22
United Kingdom 90 Day LIBOR (12/2000)           14              (7)
                                                           --------
                                                           $    18
                                                           ========

(c) Foreign forward currency contracts outstanding at March 31, 1999:

                    Principal
                       Amount                     Unrealized
                   Covered by        Settlement   Appreciation/
Type     Currency    Contract          Month     (Depreciation)
---------------------------------------------------------------
Sell        A$             3          04/1999        $0
Buy         AP           484          04/1999        12
Buy                      240          05/1999         7
Buy         BP           210          04/1999        (1)
Sell                   3,562          04/1999        16
Sell                      20          05/1999         0
Buy         C$         1,674          04/1999         6
Sell                   1,626          04/1999         6
Buy         DK         1,505          04/1999         0
Sell                   7,924          04/1999        79
Buy                    1,342          05/1999        (3)
Sell                   5,402          05/1999         4
Buy         EC         5,356          04/1999      (164)
Sell                   4,365          04/1999       148
Buy                      140          05/1999        (0)
Sell        GD        40,780          04/1999         5
Buy         JY         1,919          04/1999         1
Sell                   9,024          04/1999        (1)
Sell                 126,051          05/1999         2
Buy         N$           188          04/1999         2
Sell                   4,201          04/1999        (0)
Buy                      724          05/1999        (2)
Sell                   1,953          05/1999        (5)
Sell        S$         1,142          06/1999        (1)
Buy         SF         1,164          04/1999       (11)
Sell                   1,190          04/1999         8
Buy         SK        12,575          04/1999      (101)
Sell                  16,432          04/1999       110
Sell                   5,972          05/1999         5
                                                 -------
                                                 $  122
                                                 =======

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of securities.

(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar                GD - Greek Drachma
          AP - Argentine Peso                   JY - Japanese Yen
          BF - Belgian Franc                    N$ - New Zealand Dollar
          BP - British Pound                    NK - Norwegian Kron
          C$ - Canadian Dollar                  PP - Philippines Peso
          DK - Danish Krone                     S$ - Singapore Dollar
          DM - German Mark                      SF - Swiss Franc
          EC - European Currency Unit           SK - Swedish Krona

(g) Premium received on written options:

Type                                              Par     Premium         Value
--------------------------------------------------------------------------------
Call - OTC Japanese Yen vs US Dollar
   Strike @115.00 Exp. 04/22/1999               $   420     $6             $3
Call - OTC Government of Japan
   2.000% due 03/20/2009
   Strike @102.50 Exp. 04/23/1999                65,730      3              3
                                                -------------------------------
                                                            $9             $6
                                                ===============================
(h) Restricted security.

(i) Subject to a financing transaction.

(j) Principal amount of the security is adjusted for inflation.

(k) Swap agreements outstanding at March 31, 1999:
                                                  Notional       Unrealized
Type                                               Amount       Appreciation
--------------------------------------------------------------------------------
Receive fixed rate equal to 5.935% and pay floating rate on 6 month BP-LIBOR.

Broker: Merrill Lynch
Exp. 11/05/2003                                 BP     1,700     $        68



36  See accompanying notes

Schedule of Investments
High Yield Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)


 CORPORATE BONDS & NOTES 79.4%
Banking & Finance 5.2%
Arvin Capital
        9.500% due 02/01/2027                    $    19,000     $    19,517
Bay View Capital Corp.
        9.125% due 08/15/2007                          8,000           7,800
Charter Commercial Holdings LLC
        8.250% due 04/01/2007                          7,600           7,809
Circus Circus Enterprise
        9.250% due 12/01/2005                          8,100           8,485
Forest City Enterprises
        8.500% due 03/15/2008                         12,350          12,473
Fuji Bank
        9.870% due 12/31/2049 (d)                     26,000          20,386
General Motors Acceptance Corp.
        5.095% due 04/29/2002 (d)                        800             798
Golden State Holdings
        7.000% due 08/01/2003                            205             206
        7.125% due 08/01/2005                            870             877
Presidential Life Insurance Corp.
        7.875% due 02/15/2009                         12,750          12,503
Sumitomo
        9.400% due 12/29/2049 (d)                     29,800          28,012
TPSA Finance BV
        7.750% due 12/10/2008                         13,950          13,624
Trizec Finance Limited
       10.875% due 10/15/2005                         18,751          20,532
Willis Corroon Corp.
        9.000% due 02/01/2009                         14,200          14,449
                                                                 ------------
                                                                     167,471
                                                                 ============
Industrials 60.8%
Aaf-Mcquay, Inc.
        8.875% due 02/15/2003                          1,000             955
Abbey Healthcare Group
        9.500% due 11/01/2002                         15,195          14,891
Advanced Lighting
        8.000% due 03/15/2008                         15,675          13,912
AEI Holding Co.
       10.500% due 12/15/2005                         11,130          11,241
Agriculuture Minerals & Chemicals
       10.750% due 09/30/2003                          3,000           3,060
Airtrust
        0.000% due 06/01/2013                         12,942           5,032
Allied Waste North America, Inc.
        7.375% due 01/01/2004                         15,100          14,760
        7.625% due 01/01/2006                         25,975          25,354
American Airlines
       10.610% due 03/04/2010                            650             836
American Axle & Manufacturing, Inc.
        9.750% due 03/01/2009                          9,550           9,813
American Standard, Inc.
        7.125% due 02/15/2003                            300             296
        7.375% due 02/01/2008                         10,800          10,611
        9.250% due 12/01/2016                          6,084           6,213
Amerigas Partners LP
       10.125% due 04/15/2007                          4,200           4,389
Amphenol Corp.
        9.875% due 05/15/2007                          7,100           7,420
Applied Power, Inc.
        8.750% due 04/01/2009                         14,200          14,413
Avalon Cable
        9.375% due 12/01/2008                          1,600           1,686
Ball Corp.
        7.750% due 08/01/2006                         10,500          10,894
        8.250% due 08/01/2008                          9,600           9,960
Beckman Instruments, Inc.
        7.100% due 03/04/2003                          4,475           4,481
        7.450% due 03/04/2008                         10,625          10,649
Benedek Broadcasting Corp.
       11.875% due 03/01/2005                         24,940          26,935
Benedek Communications Corp.
        0.000% due 05/15/2006 (c)                      1,500           1,148
Beverly Enterprises, Inc.
        9.000% due 02/15/2006                         12,700          12,509
Bresnan Communications
        8.000% due 02/01/2009                          1,000           1,032
Buckeye Technologies, Inc.
        8.000% due 10/15/2010                         14,100          14,206
Building Materials Corp.
        7.750% due 07/15/2005                         18,450          18,035
        8.625% due 12/15/2006                          1,235           1,261
        8.000% due 10/15/2007                          4,050           3,999
        8.000% due 12/01/2008                         17,600          17,424
Caesars World
        8.875% due 08/15/2002                          1,250           1,253
Call-Net Enterprises, Inc.
        8.000% due 08/15/2008                          6,900           6,900
Canadian Forest Oil Limited
        8.750% due 09/15/2007                          4,100           3,977
Century Communications Corp.
        9.500% due 08/15/2000                            600             615
        0.000% due 03/15/2003                         15,400          11,126
        9.500% due 03/01/2005                          2,000           2,140
        8.750% due 10/01/2007                          6,000           6,285
        0.000% due 01/15/2008                          5,000           2,363
CF Cable TV, Inc.
        9.125% due 07/15/2007                          9,000           9,610
Chattem, Inc.
        8.875% due 04/01/2008                          4,950           5,000
Circus Circus Enterprises
        6.750% due 07/15/2003                         17,400          16,597
Clark R & M, Inc.
        8.625% due 08/15/2008                          4,000           3,600
Clark R&M Holdings
        8.375% due 11/15/2007                          5,000           4,481
Coltec Industries, Inc.
        7.500% due 04/15/2008                         38,750          39,525
Columbia/HCA Healthcare
        6.125% due 12/15/2000                          2,000           1,949
        7.000% due 07/01/2007                          3,350           3,018
        6.730% due 07/15/2045                          9,000           8,555
Columbus McKinnon
        8.500% due 04/01/2008                         16,500          16,046
Comcast Corp.
        9.500% due 01/15/2008                          6,837           7,256
Container Corp. of America
       11.250% due 05/01/2004                         12,020          12,741
Continental Cablevision
        9.500% due 08/01/2013                         10,000          11,927
Cross Timbers Oil Co.
        9.250% due 04/01/2007                          4,750           4,631
        8.750% due 11/01/2009                          6,000           5,790
CSC Holdings, Inc.
        9.875% due 05/15/2006                            850             918
        9.875% due 02/15/2013                          2,000           2,212
       10.500% due 05/15/2016                         11,000          13,200
        7.875% due 02/15/2018                         10,000          10,175
        9.875% due 04/01/2023                          9,000          10,102
Cumberland Farms
       10.500% due 10/01/2003                          4,175           4,154
Decision One
        7.890% due 08/07/2003 (d)                      4,513           2,031
        8.040% due 08/07/2003 (d)                        516             232
Delta Air Lines
       10.790% due 03/26/2014                          2,264           3,006
Dial Call Communications
       10.250% due 12/15/2005 (d)                      3,772           3,781
Diamond Cable Communication Co.
        0.000% due 09/30/2004                          2,000           2,055
        0.000% due 12/15/2005 (d)                      5,000           4,444
Echostar DBS Corp.
        9.250% due 02/01/2006                         33,150          34,435
        9.375% due 02/01/2009                          2,000           2,087
Emmis Communications Corp.
        8.125% due 03/15/2009                          7,150           7,224
Envirosource, Inc.
        9.750% due 06/15/2003                         12,068          11,473
Extended Stay America
        9.150% due 03/15/2008                         11,500          11,212


                                                      See accompanying notes  37

High Yield Fund
March 31, 1999


                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------

Extendicare Health Services
        9.350% due 12/15/2007                    $     7,750     $     6,200
EZ Communication, Inc.
        9.750% due 12/01/2005                          2,500           2,691
Falcon Holding Group LP
        0.000% due 04/15/2010 (c)                     11,700           8,161
        8.375% due 04/15/2010                          7,150           7,221
Federal-Mogul Corp.
        7.500% due 07/01/2004                         24,000          24,070
        7.375% due 01/15/2006                            250             246
        7.750% due 07/01/2006                          9,100           9,133
Ferrellgas Partners LP
        9.375% due 06/15/2006                            125             125
Fisher Scientific International
        7.125% due 12/15/2005                          6,500           5,784
        9.000% due 02/01/2008                         30,075          30,376
Foamex LP
        9.875% due 06/15/2007                            700             669
Fred Meyer, Inc.
        7.450% due 03/01/2008                            400             423
Furon Co.
        8.125% due 03/01/2008                          1,400           1,379
Garden State Newspapers
        8.750% due 10/01/2009                         24,155          24,517
        8.625% due 07/01/2011                          6,900           6,969
Globalstar LP
       11.375% due 02/15/2004                          8,350           5,302
       11.250% due 06/15/2004                          5,500           3,465
       10.750% due 11/01/2004                          3,106           1,864
Golden Northwest Aluminum
       12.000% due 12/15/2006                          4,850           4,874
Goss Graphic Systems, Inc.
       12.000% due 10/15/2006                          6,450           2,290
Grupo Televisa SA
       11.375% due 05/15/2003                          1,300           1,319
        0.000% due 05/15/2008 (c)                      6,475           5,455
Gulf Canada Resources
        9.250% due 01/15/2004                         12,575          12,809
        9.625% due 07/01/2005                          1,680           1,718
        8.375% due 11/15/2005                          4,000           4,000
Harnischfeger Industrial, Inc.
        8.900% due 03/01/2022                          6,300           5,608
        7.250% due 12/15/2025                          9,500           7,084
Harrahs Operating Co., Inc
        7.875% due 12/15/2005                          4,900           4,957
        7.500% due 01/15/2009                         20,675          20,941
Henry Co.
       10.000% due 04/15/2008                          2,000           1,990
HMH Properties, Inc.
        7.875% due 08/01/2005                         20,650          20,289
        8.450% due 12/08/2006                          6,350           6,350
Hollinger International Publishing
        8.625% due 03/15/2005                          4,200           4,378
        9.250% due 02/01/2006                          2,800           2,926
Holmes Products Corp.
        9.875% due 11/15/2007                          5,200           4,966
Host Marriott LP
        8.375% due 02/15/2006                          5,000           5,056
Huntsman Corp.
        9.500% due 07/01/2007                         12,350          12,227
Huntsman Packaging Corp.
        9.125% due 10/01/2007                         11,050          11,105
Impsat Corp.
       12.375% due 06/15/2008                         10,900           9,756
Integrated Health Services
        7.312% due 12/31/2005 (d)                      9,875           9,505
        9.500% due 09/15/2007                          2,950           1,962
Intermedia Communications, Inc.
        0.000% due 05/15/2006 (c)                     30,735          26,739
        8.500% due 01/15/2008                          4,950           4,962
        9.500% due 03/01/2009                            800             842
ISP Holdings, Inc.
        9.750% due 02/15/2002                            250             259
        9.000% due 10/15/2003                         23,370          23,954
ITC Deltacom, Inc.
       11.000% due 06/01/2007                          3,250           3,591
IXC Communications, Inc.
        9.000% due 04/15/2008                          8,500           8,904
J.Q. Hammons Hotels
        8.875% due 02/15/2004                          8,500           7,916
Jones Intercable, Inc.
        8.875% due 04/01/2007                         10,060          11,016
Jupiters Limited
        8.500% due 03/01/2006                         10,100          10,201
K-Mart Corp.
       12.350% due 01/01/2008 (b)                      4,127           4,581
        8.800% due 07/01/2010                          1,250           1,296
        9.350% due 01/02/2020                         15,374          15,375
        9.780% due 01/05/2020                          9,575           9,950
K-III Communications Co.
        8.500% due 02/01/2006                         18,190          18,599
L-3 Communications Corp.
       10.375% due 05/01/2007                          5,750           6,354
Lenfest Communications
        8.375% due 11/01/2005                         13,650          14,605
       10.500% due 06/15/2006                            525             609
Level 3 Communications, Inc.
        9.125% due 05/01/2008                         30,200          30,275
Lin Holdings Corp.
        0.000% due 03/01/2008 (d)                     18,750          13,313
Lin Television Corp.
        8.375% due 03/01/2008                          8,800           8,833
Magnum Hunter Resources, Inc.
       10.000% due 06/01/2007                          3,900           3,451
Mail-Well, Inc.
        8.750% due 12/15/2008 (d)                     16,100          16,583
Market Hub Partners
        8.250% due 03/01/2008                          7,700           7,816
Marsh Supermarkets, Inc.
        8.875% due 08/01/2007                          4,000           4,200
McLeodUSA, Inc.
        0.000% due 03/01/2007 (c)                     27,475          22,049
        8.375% due 03/15/2008                            300             303
        9.500% due 11/01/2008                         13,625          14,681
        8.125% due 02/15/2009                          9,050           9,073
MJD Communications, Inc.
        9.500% due 05/01/2008                          6,525           6,623
Navistar International Corp.
        8.000% due 02/01/2008                          8,000           8,280
Newpark Resources, Inc.
        8.625% due 12/15/2007                          5,050           4,823
Newsquest Capital
       11.000% due 05/01/2006                          2,550           2,818
NTL, Inc.
       10.000% due 02/15/2007                          2,000           2,125
       11.500% due 10/01/2008                         10,900          12,344
Occidental Petroleum
        6.400% due 04/01/2003                          2,500           2,474
Ocean Rig Norway
       10.250% due 06/01/2008                          6,325           4,459
Octel Developments PLC
       10.000% due 05/01/2006                          2,100           2,179
Optel, Inc.
       13.000% due 02/15/2005                          1,500           1,519
       11.500% due 07/01/2008                          5,300           4,770
Orion Network Systems, Inc.
        0.000% due 01/15/2007 (c)                     20,350          11,396
       11.250% due 01/15/2007                         16,375          14,656
Owens & Minor, Inc.
       10.875% due 06/01/2006                            950           1,030
P&L Coal Holdings
        8.875% due 05/15/2008                         29,550          30,991
Packaging Corp. of America
        9.625% due 04/01/2009                         11,025          11,025
Packard Bioscience Co.
        9.375% due 03/01/2007                          2,950           2,869
Perkins Family Restaurants
       10.125% due 12/15/2007                          3,450           3,709


                                                      See accompanying notes  39

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------

Perry-Judd
       10.625% due 12/15/2007                    $     6,445     $     6,735
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)                      8,600           8,009
Phar-Mor, Inc.
       11.720% due 09/11/2002                          8,005           8,445
Pharmerica, Inc.
        8.375% due 04/01/2008                         15,650          16,667
Physician Sales and Service, Inc.
        8.500% due 10/01/2007                         10,250          10,404
Piedmont Aviation
       10.250% due 03/28/2005                            821             883
Pioneer Natonal Resources
        8.875% due 04/15/2005                         17,000          16,402
        6.500% due 01/15/2008                          6,950           5,744
Polymer Group, Inc.
        9.000% due 07/01/2007                         20,805          21,169
        8.750% due 03/01/2008                          6,200           6,371
Pool Energy Co.
        8.625% due 04/01/2008                         11,750          11,838
Pride International, Inc.
        9.375% due 05/01/2007                          3,400           3,264
Primedia, Inc.
        7.625% due 04/01/2008                          8,250           8,209
Printpack, Inc.
        9.875% due 08/15/2004                          2,325           2,293
Qwest Communications International, Inc.
        0.000% due 10/15/2007 (c)                     13,040          10,432
        0.000% due 02/01/2008 (c)                     10,550           8,203
        7.250% due 11/01/2008                          1,200           1,233
R & B Falcon Corp.
        9.500% due 12/15/2008                          3,200           2,896
R.H. Donnelly, Inc.
        9.125% due 06/01/2008                          4,600           4,876
Racers
        8.375% due 10/01/2007                         21,417          20,794
Regal Cinemas, Inc.
        9.500% due 06/01/2008                         12,150          12,484
        8.875% due 12/15/2010                          7,475           7,344
Renaissance Media Group
        0.000% due 04/15/2008 (c)                     21,250          14,769
Revlon Consumer Products
        8.125% due 02/01/2006                          1,375           1,327
Riviera Holdings Corp.
       10.000% due 08/15/2004                          1,850           1,647
RJR Nabisco
        8.625% due 12/01/2002                         14,500          15,075
Rogers Cablesystems Limited
       10.000% due 03/15/2005                          7,500           8,494
Rogers Cantel, Inc.
        8.300% due 10/01/2007                         16,385          17,122
        9.375% due 06/01/2008                         15,500          17,089
Safety-Kleen Services
        9.250% due 06/01/2008                         25,500          26,775
Salem Communications
        9.500% due 10/01/2007                          5,400           5,724
Satelites Mexicanos
        9.060% due 06/30/2004 (d)                      8,882           7,416
SC International Services, Inc.
        9.250% due 09/01/2007                         11,200          12,152
Scotsman Group, Inc.
        8.625% due 12/15/2007                          4,000           4,020
Silgan Holdings, Inc.
        9.000% due 06/01/2009                         23,160          23,913
Smith's Food & Drug Centers, Inc.
        8.640% due 07/02/2012                          9,575          10,102
        9.200% due 07/02/2018                         15,750          17,212
Smithfield Foods
        7.625% due 02/15/2008                          5,950           5,757
Station Casinos, Inc.
        9.750% due 04/15/2007                          8,600           9,116
        8.875% due 12/01/2008                          3,000           3,090
Stone Container Corp.
        9.875% due 02/01/2001                          2,000           2,040
       10.750% due 10/01/2002                          3,802           3,978
       11.500% due 10/01/2004                          2,000           2,130
Sun Healthcare Group, Inc.
        9.500% due 07/01/2007                          1,550             318
        9.375% due 05/01/2008                          5,300           1,087
Supercanal Holdings
       11.500% due 05/15/2005                          4,800           1,920
Superior Telecom, Inc.
        9.312% due 11/27/2006                         16,000          15,840
Synthetic Industries, Inc.
        9.250% due 02/15/2007                         12,000          12,420
Telewest Communications
        9.625% due 10/01/2006                         12,750          13,547
Tenet Healthcare Corp.
        7.875% due 01/15/2003                          1,000             999
        8.625% due 12/01/2003                          1,600           1,638
        8.000% due 01/15/2005                          5,300           5,267
        8.625% due 01/15/2007                          3,500           3,518
        7.625% due 06/01/2008                         20,000          19,400
TFM SA de CV
        0.000% due 06/15/2009 (c)                      7,800           4,641
Trans-Resources, Inc.
       10.750% due 03/15/2008                         14,650          14,650
        0.000% due 03/15/2008 (c)                      1,750             919
TV Guide, Inc.
        8.125% due 03/01/2009                         18,400          18,768
Unisys Corp.
       12.000% due 04/15/2003                          8,900           9,812
        7.875% due 04/01/2008                          4,000           4,210
United Defense Industry, Inc.
        8.750% due 11/15/2007                          9,000           9,090
United Refining Co.
       10.750% due 06/15/2007                          1,650           1,163
US Air, Inc.
        9.625% due 09/01/2003                         18,083          19,025
        9.330% due 01/01/2006                          6,443           6,669
Vectura Group, Inc.
       10.250% due 06/30/2008                          7,150           7,382
Vintage Petroleum
        9.000% due 12/15/2005                         10,490          10,490
        9.750% due 06/30/2009                          7,850           8,066
Westpoint Stevens, Inc.
        7.875% due 06/15/2005                          2,500           2,569
        7.875% due 06/15/2008                         17,450          17,930
World Color Press, Inc.
        8.375% due 11/15/2008                         15,650          16,120
Young Broadcasting, Inc.
        9.000% due 01/15/2006                         11,000          11,605
        8.750% due 06/15/2007                          4,510           4,645
                                                                 ------------
                                                                   1,961,472
                                                                 ============
Utilities 13.4%

AES Corp.
       10.250% due 07/15/2006                         12,735          13,499
        8.375% due 08/15/2007                          1,000             985
        8.500% due 11/01/2007                          6,300           6,206
Beaver Valley Funding Corp.
        9.000% due 06/01/2017                         32,000          35,610
Bridas Corp.
       12.500% due 11/15/1999                          4,500           4,590
California Energy
        9.500% due 09/15/2006                         10,000          11,021
Calpine Corp.
        9.250% due 02/01/2004                         15,250          15,707
       15.000% due 03/15/2004 (b)                     10,000          11,751
        7.625% due 04/15/2006                          4,500           4,523
        8.750% due 07/15/2007                         14,950          15,259
        7.875% due 04/01/2008                         11,000          11,248
CMS Energy
        8.125% due 05/15/2002                          9,500           9,767
        7.000% due 01/15/2005                         12,000          11,705


                                                      See accompanying notes  39

High Yield Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
Flag Limited
        8.250% due 01/30/2008                    $    39,575     $    38,388
GST Network
        0.000% due 05/01/2008 (c)                      8,000           4,240
Intermedia Communications
        0.000% due 07/15/2007 (c)                      6,250           4,766
ITC Deltacom, Inc.
        8.875% due 03/01/2008                         12,300          12,484
        9.750% due 11/15/2008                          1,750           1,859
Mastec, Inc.
        7.750% due 02/01/2008                          7,250           7,069
Metromedia Fiber Network, Inc.
       10.000% due 11/15/2008                          9,725          10,479
Metronet Communications
        0.000% due 06/15/2008 (c)                      8,975           6,978
       10.625% due 11/01/2008                          9,600          11,232
MJD Communications, Inc.
        9.160% due 05/01/2008 (d)                      6,000           5,848
Nextel Communications, Inc.
        9.750% due 08/15/2004                         10,000          10,413
        8.500% due 03/31/2007                          4,000           3,880
        0.000% due 02/15/2008 (c)                     38,750          27,367
Nextel Partners, Inc.
        0.000% due 02/01/2009 (c)                     17,750          10,295
Niagara Mohawk Power
        9.990% due 05/11/2004                          2,500           2,530
        7.625% due 10/01/2005                          8,400           8,658
        7.750% due 05/15/2006                          1,100           1,192
        7.750% due 10/01/2008                         27,000          28,990
        9.500% due 03/01/2021                          2,500           2,652
        7.875% due 04/01/2024                          7,500           7,907
North Atlantic Energy
        9.050% due 06/01/2002                          5,265           5,432
Orange PLC
        8.000% due 08/01/2008                         40,550          41,969
Rural Cellular Corp.
        9.625% due 05/15/2008                         11,800          12,355
Telewest Communications PLC
        0.000% due 10/01/2007 (d)                      2,500           2,212
       11.250% due 11/01/2008                          1,000           1,170
Wilmington Trust Co. - Tucson Electric
       10.211% due 01/01/2009 (b)                        500             552
       10.732% due 01/01/2013 (b)                      6,993           8,055
                                                                 -----------
                                                                     430,843
                                                                 -----------
Total Corporate Bonds & Notes                                      2,559,786
(Cost $2,564,972)                                                ===========

 U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Strips
        0.000% due 08/15/2026                         29,700           6,046
                                                                 -----------
Total U.S. Treasury Obligations                                        6,046
(Cost $6,048)                                                    ===========

 MORTGAGE-BACKED SECURITIES 1.7%

Collateralized Mortgage Obligations 1.4%
Asset Securitization Corp.
        7.384% due 08/13/2029                          1,500           1,464
Federal Deposit Insurance Corp.
        6.187% due 11/25/2026 (d)                        400             373
Green Tree Financial Corp.
        8.000% due 07/15/2018                          7,000           6,821
LTC Commercial Corp.
        7.970% due 04/15/2028                          5,062           5,058
NationsBanc Mortgage Capital Corp.
        8.051% due 05/25/2028 (d)                      3,835           2,877
NationsLink Funding Corp.
        7.105% due 01/20/2013                         10,500           8,005
Red Mountain Funding Corp.
        9.150% due 11/28/2027                          5,727           5,562
Resolution Trust Corp.
        9.250% due 06/25/2023                          1,931           2,020
        9.050% due 08/25/2023                            568             566
        6.900% due 02/25/2027                          7,164           6,752
        7.000% due 05/25/2027                          5,759           5,762
                                                                 -----------
                                                                      45,260
                                                                 -----------
Other Mortgage-Backed Securities 0.2%
LTC Commercial Corp.
        9.200% due 08/04/2023                          3,235           3,215
Resolution Trust Corp.
        6.653% due 09/25/2020 (d)                        444             382
        9.500% due 05/25/2024                             28              28
Structured Asset Securities Corp.
        7.050% due 11/25/2007                          4,000           3,535
                                                                 -----------
                                                                       7,160
                                                                 -----------
Stripped Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn. (IO)
        6.000% due 07/25/2005                            821              31
        7.000% due 07/25/2008                          4,289             551
        6.500% due 06/25/2017                          1,336              82
        7.000% due 04/25/2019                         12,000           1,562
        7.000% due 12/25/2021                          7,591             797
Fund America (Ioette)
        9.590% due 10/20/2021                             10              25
                                                                 -----------
                                                                       3,048
                                                                 -----------
Total Mortgage-Backed Securities                                      55,468
(Cost $56,557)                                                   ===========

 ASSET-BACKED SECURITIES 6.1%

Airplanes Pass Through Trust
       10.875% due 03/15/2019                         27,570          27,460
Apria Healthcare Group
        7.938% due 08/09/2001                          1,356           1,343
        8.438% due 08/09/2001                          6,148           5,971
BCP SA
       11.280% due 03/31/2006                         10,000           8,500
Charter Commercial Holdings LLC
        7.750% due 03/31/2028                         15,000          14,962
Columbia/HCA Healthcare
        6.807% due 09/30/1999                         13,750          13,526
        6.807% due 09/30/2000                         13,750          13,526
Decision One
        7.890% due 08/07/2003                          5,641           2,538
Huntsman Corp.
        8.812% due 03/20/2007 (d)                      3,500           3,500
Jefferson Smurfit
        8.250% due 03/31/2006                         18,905          18,076
Lyondell Petroleum
        6.937% due 06/17/1999                          7,675           7,579
        6.937% due 06/17/2000                         22,325          21,655
Morgan Stanley Aircraft Finance
        8.700% due 03/15/2023                         21,750          19,646
NTL, Inc.
        0.000% due 02/01/2006                          6,000           5,250
Starwood Hotels & Resorts Worldwide, Inc.
        8.687% due 02/23/2003 (d)                     15,000          15,000
Stone Container Corp.
        8.500% due 04/01/2000 (d)                      8,185           8,216
TFM SA de CV
        6.190% due 06/30/2003 (d)                      4,000           3,760
Varig SA
        9.651% due 06/02/2005                          5,847           4,385
        8.777% due 06/02/2005                          1,732           1,299
                                                                 -----------
Total Asset-Backed Securities                                        196,192
(Cost $206,937)                                                  ===========


40  See accompanying notes

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 2.2%

Embotelladora Arica SA
        9.875% due 03/15/2006                    $    22,000     $    22,277
Petroleos Mexicanos
        9.375% due 12/02/2008                          8,000           8,200
Republic of Argentina
        5.937% due 03/31/2005 (d)                      5,650           4,838
        5.750% due 03/31/2023 (d)                      9,000           6,255
Republic of Korea
        8.875% due 04/15/2008                         28,550          30,607
                                                                 -----------
Total Sovereign Issues                                                72,177
(Cost $65,865)                                                   ===========

 PREFERRED STOCK 3.0%

                                                      Shares
CSC Holdings, Inc.
       12.738% due 01/02/2000                            169          19,358
Fresenius Medical Care
        7.875% due 01/02/2000                             28          27,468
        9.000% due 12/01/2006                             27          27,511
Newscorp Overseas Limited
        2.156% due 01/02/2000                            133           3,330
Primedia, Inc.
        8.624% due 01/02/2000                             50           4,763
        9.200% due 12/01/2006                             70           7,193
Sig Capital Trust
        9.500% due 08/15/2027                              7           5,479
                                                                 -----------
Total Preferred Stock                                                 95,102
(Cost $97,840)                                                   ===========

 SHORT-TERM INSTRUMENTS 7.6%

                                                   Principal
                                                      Amount
                                                      (000s)
Commercial Paper 6.4%
Abbott Laboratories
        4.840% due 04/09/1999                    $     4,500           4,495
Coca-Cola Co.
        4.770% due 04/08/1999                         22,600          22,579
        4.810% due 04/22/1999                          2,100           2,094
        4.780% due 06/21/1999                          6,200           6,133
E.I. Du Pont de Nemours
        4.800% due 06/04/1999                         12,500          12,393
Ford Motor Credit Corp.
        4.850% due 04/09/1999                         14,100          14,085
        4.840% due 04/23/1999                          3,500           3,490
General Electric Capital Corp.
        4.840% due 04/28/1999                            300             299
        4.840% due 04/30/1999                         24,100          24,006
        4.810% due 05/05/1999                            800             796
IBM Corp.
        4.810% due 04/21/1999                          7,200           7,181
KFW International Finance, Inc.
        4.760% due 04/06/1999                          2,900           2,898
National Rural Utilities Cooperative
        4.810% due 05/17/1999                         35,000          34,785
        4.820% due 06/10/1999                          3,400           3,368
Shell Oil Co.
        4.790% due 05/27/1999                         17,100          16,973
        4.780% due 06/22/1999                         50,000          49,456
                                                                 -----------
                                                                     205,031
                                                                 ===========
Repurchase Agreements 1.2%
State Street Bank
        4.000% due 04/01/1999                          4,217           4,217
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 7.500% 10/31/1999 valued at
        $4,306,105. Repurchase proceeds are
        $4,217,469.)

Daiwa Securities
        4.920% due 04/01/1999                         13,600          13,600
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 8.375% 08/15/2008 valued at
        $13,927,080. Repurchase proceeds are
        $13,601,859.)

Lehman Brothers, Inc.
        4.900% due 04/01/1999                         23,100          23,100
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 12.000% 08/15/2013 valued at
        $23,511,616. Repurchase proceeds are
        $23,103,144.)
                                                                 -----------
                                                                      40,917
                                                                 -----------
Total Short-Term Instruments                                         245,948
(Cost $245,948)                                                  ===========

Total Investments (a) 100.2%                                     $ 3,230,719
(Cost $3,244,167)

Other Assets and Liabilities (Net) (0.2%)                             (7,469)
                                                                 -----------
Net Assets 100.0%                                                $ 3,223,250
                                                                 ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,244,633 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $    66,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (80,147)
                                                                 -----------

Unrealized depreciation-net                                      $   (13,914)
                                                                 ===========
(b) Restricted security.

(c) Security becomes interest bearing at a future date.

(d) Variable rate security. The rate listed is as of March 31, 1999.


                                                      See accompanying notes  41

Schedule of Investments
Long-Term U.S. Government Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 0.7%

Merita Bank
        6.500% due 04/01/2009                    $     2,000     $     1,988
                                                                 -----------
Total Corporate Bonds & Notes                                          1,988
(Cost $1,999)                                                    ===========

 U.S. GOVERNMENT AGENCIES 2.0%

Student Loan Marketing Assn.
        5.684% due 06/30/2000 (d)                $     1,000     $       998
        4.975% due 07/25/2004 (d)                      1,838           1,820
        5.098% due 04/25/2006 (d)                      2,106           2,099
        5.208% due 01/25/2007 (d)                        853             853
                                                                 -----------
Total U.S. Government Agencies                                         5,770
(Cost $5,779)                                                    ===========

 U.S. TREASURY OBLIGATIONS 72.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (f)(g)                  15,900          15,801
U.S. Treasury Bonds
        9.250% due 02/15/2016 (g)                      4,200           5,711
        8.125% due 08/15/2019 (g)                     19,500          24,558
        8.500% due 02/15/2020                         16,400          21,458
        8.125% due 05/15/2021 (g)                      4,000           5,083
        8.125% due 08/15/2021                         26,200          33,282
        8.000% due 11/15/2021 (g)                     29,100          36,602
        7.500% due 11/15/2024                          1,300           1,573
        6.875% due 08/15/2025                            150             170
        6.500% due 11/15/2026 (g)                     32,200          34,867
        6.625% due 02/15/2027                            750             826
U.S. Treasury Notes
        7.500% due 11/15/2001 (g)                     22,800          24,118
                                                                 -----------
Total U.S. Treasury Obligations                                      204,049
(Cost $209,818)                                                  ===========

 MORTGAGE-BACKED SECURITIES 73.0%

Collateralized Mortgage Obligations 35.6%
Bear Stearns Mortgage Securities, Inc.
        7.100% due 06/25/2024                            385             387
California Federal Bank
        6.390% due 08/25/2030 (d)                        953             960
Chase Mortgage Finance Corp.
        6.204% due 04/25/2025 (d)                      3,413           3,462
CMC Securities Corp.
        6.000% due 02/25/2009                          2,769           2,773
        6.150% due 05/25/2028                          3,000           3,008
Federal Home Loan Mortgage Corp.
        7.000% due 07/01/2002                          1,965           2,005
        7.500% due 06/01/2004                             80              82
        7.500% due 07/01/2004                            757             776
        7.500% due 08/01/2004                            112             114
        7.500% due 09/01/2004                            286             293
        9.500% due 01/15/2005                             64              66
        6.000% due 03/15/2007                            102             102
        5.500% due 05/15/2007                             72              72
        8.000% due 02/15/2015                            377             402
        6.500% due 05/12/2017                          2,498           2,504
        4.250% due 12/15/2021                            541             509
        7.000% due 07/15/2022                            999           1,001
        7.000% due 05/15/2023                            210             212
        6.500% due 05/15/2023                            223             216
        7.000% due 08/15/2023                            301             294
        7.000% due 09/15/2023                            734             744
        5.910% due 10/25/2023                          2,053           2,055
        6.500% due 11/15/2023                            373             342
        6.000% due 11/15/2023                            894             827
        6.500% due 11/15/2023                            247             237
        6.500% due 11/25/2023                            254             240
        6.500% due 12/15/2023                            853             812
        7.000% due 01/15/2024                             57              58
        6.500% due 02/15/2024                            108             103
        6.500% due 03/15/2024                            848             815
        8.000% due 12/15/2024                          1,000           1,035
Federal Housing Administration
        7.430% due 11/01/2023                          1,527           1,602
        7.430% due 01/01/2024                            403             422
Federal National Mortgage Assn.
        7.500% due 04/25/1999                            205             204
        7.500% due 02/01/2004                            517             530
        7.500% due 03/01/2004                            381             391
        7.500% due 04/01/2004                            527             541
        7.500% due 05/01/2004                            669             687
        7.500% due 06/01/2004                            747             766
        7.500% due 07/01/2004                            525             539
        7.500% due 08/01/2004                          1,562           1,602
        7.500% due 09/01/2004                            288             296
        7.500% due 10/01/2004                            349             358
        5.750% due 06/25/2006                            348             348
        5.600% due 07/25/2006                            315             315
        7.000% due 03/25/2013                            274             274
        6.250% due 12/25/2013                             72              70
        6.000% due 09/25/2016                          1,378           1,380
        5.750% due 12/25/2016                            152             152
        6.650% due 01/24/2017                            303             304
        8.750% due 08/25/2020                             69              70
        8.000% due 03/25/2022                             21              21
        7.000% due 04/25/2022                            792             778
        7.000% due 06/25/2022                            381             368
        7.000% due 10/25/2022                          1,077           1,052
        7.800% due 10/25/2022                            691             712
        6.900% due 05/25/2023                            287             285
        7.000% due 05/25/2023                          1,109           1,095
        7.000% due 06/25/2023                            478             474
        6.000% due 08/25/2023                             47              43
        4.500% due 10/25/2023                            184             119
        6.500% due 11/25/2023                          2,000           1,931
        7.000% due 12/25/2023                          1,443           1,452
        6.500% due 12/25/2023                            182             168
        6.500% due 01/25/2024                            190             182
        6.000% due 05/17/2027                          2,500           2,343
        7.000% due 05/18/2027                          1,441           1,377
        8.500% due 06/01/2027                          1,873           1,971
        9.000% due 06/01/2027                          2,178           2,324
        6.464% due 02/01/2028 (d)                        706             725
First Boston Mortgage Securities Corp.
        7.300% due 07/25/2023                          1,340           1,366
First Plus Home Loan Trust
        5.970% due 11/10/2010                          2,000           2,003
GE Capital Mortgage Services, Inc.
        9.000% due 09/25/2023                            737             759
        6.500% due 10/25/2023                          3,000           2,877
        7.500% due 07/25/2026                          4,786           4,917
Headlands Mortgage Securities, Inc.
        6.500% due 10/25/2028                          4,366           3,934
Independent National Mortgage Corp.
        7.978% due 01/25/2025 (d)                        164             167
Merrill Lynch Mortgage Investors, Inc.
        6.050% due 10/15/2008                          3,114           3,111
Norwest Asset Securities Corp.
        6.750% due 10/25/2028                            995             990
PHH Mortgage Services Corp.
        6.730% due 06/18/2011                         12,000          12,030
PNC Mortgage Securities Corp.
        7.000% due 02/25/2028                          1,483           1,499
        6.750% due 04/25/2028                          3,000           3,013
Prudential Home Mortgage Securities
        6.950% due 09/25/2023                             63              61
        6.500% due 01/25/2024                          1,273           1,156
Residential Funding Mortgage Securities, Inc.
        7.793% due 03/25/2025 (d)                        124             128
        7.750% due 09/25/2026                          1,100           1,125
        7.500% due 04/25/2027                          1,962           2,011
Resolution Trust Corp.
        6.000% due 09/25/2029                          2,273           2,287
Vendee Mortgage Trust
        6.500% due 06/15/2024                          2,041           1,959
                                                                 -----------
                                                                     100,170
                                                                 ===========

42 See accompanying notes

                                              Principal
                                                 Amount           Value
                                                 (000s)          (000s)
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 5.8%
        6.250% due 12/15/2023                 $     416      $      384
        6.542% due 10/01/2026 (d)                 2,198           2,215
        6.706% due 05/01/2022 (d)                   115             117
        7.483% due 06/01/2022 (d)                    87              90
        7.500% due 10/01/2004                     5,708           5,845
        8.000% due 05/01/2004                     5,892           6,051
        8.008% due 12/01/2024 (d)                 1,701           1,752
                                                             -----------
                                                                 16,454
                                                             ===========
Federal Housing Administration 10.9%
        6.800% due 10/15/2040 (e)                 3,767           3,834
        7.000% due 11/25/2019-10/15/2040 (e)      6,689           6,744

        7.375% due 01/01/2018                     1,820           1,880
        7.400% due 12/18/2018                     2,974           3,074
        7.421% due 11/01/2019                       158             164
        7.430% due 08/01/2019-06/01/2024 (e)     12,666          13,136
        7.450% due 03/25/2022                     1,703           1,763
                                                             -----------
                                                                 30,595
                                                             ===========
Federal National Mortgage Association 8.5%
        6.390% due 05/25/2036                     1,557           1,348
        6.568% due 08/01/2026      (d)              634             641
        6.914% due 08/01/2026      (d)              950             976
        7.000% due 03/01/2009-07/25/2023 (e)     10,791          11,061
        7.132% due 10/01/2024      (d)            2,615           2,643
        7.399% due 08/01/2027      (d)              364             371
        7.636% due 10/01/2024      (d)              147             151
        8.500% due 09/01/2026-09/01/2027 (e)      6,437           6,783
                                                             -----------
                                                                 23,974
                                                             ===========
Government National Mortgage Association 10.3%
        6.125% due 05/20/2024-10/20/2026 (d)(e)   2,294           2,329
        6.500% due 04/20/2027-05/24/2029 (d)(e)   4,228           4,211
        6.625% due 12/15/2000-02/15/2040 (d)(e)  11,127          11,267
        6.875% due 04/20/2017-03/20/2027 (d)(e)  11,050          11,229
                                                             -----------
                                                                 29,036
                                                             ===========
Other Mortgage-Backed Securities 0.4%
Resolution Trust Corp.
        6.609% due 05/25/2029            (d)      1,049           1,047
                                                             -----------
                                                                  1,047
                                                             ===========
Stripped Mortgage-Backed Securities 1.5%
Federal Home Loan Mortgage Corp. (IO)
        7.000% due 09/15/1999                        45               1
        7.000% due 03/15/2003                     1,416             170
        6.500% due 11/15/2003                     2,250             302
        6.500% due 08/15/2006                       145               8
        6.500% due 10/15/2006                       248              21
        6.500% due 11/15/2006                       287              15
        8.191% due 02/15/2007                         6             114
        7.500% due 06/15/2007                       561              55
        6.000% due 10/15/2007                       260              19
        6.500% due 10/15/2007                     2,031             180
        6.500% due 11/15/2008                     1,015             179
        7.000% due 12/15/2023                     2,377             344
        7.000% due 02/15/2026                       119               9
Federal National Mortgage Assn. (IO)
       11.876% due 08/25/2006                        13             133
        6.500% due 02/25/2007                       163              13
        6.500% due 07/25/2007                     2,834             157
       11.980% due 08/25/2007                         9             250
       10.146% due 09/25/2007                         5             115
        6.500% due 08/25/2020                       496              39
        6.500% due 09/25/2021                       661              84
        7.000% due 12/25/2021                       380              40
Federal National Mortgage Assn. (PO)
        0.000% due 03/25/2009                     2,944           1,969
First Plus Home Loan Trust (IO)
        6.000% due 08/10/2028                     1,200             121
                                                             -----------
                                                                  4,338
                                                             -----------
Total Mortgage-Backed Securities                                205,614
(Cost $203,829)                                              ===========

ASSET-BACKED SECURITIES 4.1%

Bear Stearns Mortgage Securities, Inc.
        6.350% due 08/25/2024                     3,202           3,211
Chase Manhattan Corp
        6.750% due 08/25/2028                     1,850           1,792
Discover Card Trust
        6.792% due 04/16/2010                     1,325           1,338
Merrill Lynch Mortgage Investors, Inc.
        6.210% due 11/24/2028                     2,000           2,003
Norwest Asset Securities Corp.
        6.750% due 07/25/2028                     3,000           2,887
Residential Funding Mortgage Securities, Inc. (IO)
        5.000% due 06/25/2000                     6,000             426
                                                             -----------
Total Asset-Backed Securities                                    11,657
(Cost $11,636)                                               ===========

PURCHASED CALL OPTIONS 1.1%

U.S. Treasury Bond (OTC)
        6.250% due 08/15/2023
        Strike @ 96.968 Exp. 04/12/1999          14,400           1,097
U.S. Treasury Note (OTC)
        5.375% due 02/15/2001
        Strike @ 95.468 Exp. 04/19/1999          20,000           1,032
        7.250% due 05/15/2004
        Strike @ 101.906 Exp. 04/12/1999         11,100             777
        4.750% due 11/15/2008
        Strike @ 97.859 Exp. 04/9/1999           95,000              66
                                                             -----------
Total Purchased Call Options                                      2,972
(Cost $3,545)                                                ===========

SHORT-TERM INSTRUMENTS 1.4%

Repurchase Agreement 1.2%
State Street Bank
        4.000% due 04/01/1999                     3,315           3,315
        (Dated 03/31/1999. Collateralized by U.S.            -----------
        Treasury Note 7.750% 01/31/2000 valued at
        $3,386,412. Repurchase proceeds are
        $3,315,368.)

U.S. Treasury Bills (b) 0.2%
        4.366% due 06/24/1999                            750        742
                                                             -----------
Total Short-Term Instruments                                      4,057
(Cost $4,057)                                                ===========

Total Investments (a) 154.8%                                 $  436,107
(Cost $440,663)

Written Options (c) (0.0%)                                         (110)
(Premiums $224)

Other Assets and Liabilities (Net) (54.8%)                     (154,359)
                                                              -----------
Net Assets 100.0%                                            $  281,638
                                                             ===========

                                                      See accompanying notes  43

Long-Term U.S. Government Fund
March 31, 1999

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $440,484 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $     2,772

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (7,149)
                                                                 ------------
Unrealized depreciation-net                                      $    (4,377)
                                                                 ============

(b) Securities with an aggregate market value of $742 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                        # of       Unrealized
Type                                               Contracts   (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (06/1999)                     180             (90)

(c) Premium on written options:

Type                                         Par     Premium           Value
--------------------------------------------------------------------------------
Call - OTC Federal Home Loan Mortgage
        6.000% due 04/2029
        Strike @ 97.83 Exp. 04/09/1999  $ 19,000 $       103     $         9
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 126.00 Exp. 05/22/1999   23,200          53              40
Put - CBOT U.S. Treasury Bond June Futures
        Strike @ 116.00 Exp. 05/22/1999   23,200          68              61
                                                 ----------------------------
                                                 $       224     $       110
                                                 ============================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Subject to a financing transaction.


44  See accompanying notes

Schedule of Investments


Low Duration Fund
March 31, 1999



                                                     Principal
                                                        Amount          Value
                                                        (000s)          (000s)

CORPORATE BONDS & NOTES 37.3%

Banking & Finance 19.4%
Associates Corp. of North America
        5.104%  due     08/27/2001 (d)                $1,000          $1,003
        6.875%  due     06/20/2002                    20,000          20,515
        6.950%  due     08/01/2002                     1,000           1,035
AT&T Capital Corp.
        6.490%  due     05/17/1999                    10,000          10,011
Banc One Corp.
        7.250%  due     08/01/2002                       500             521
BankAmerica Corp.
        7.200%  due     09/15/2002                       100             104
        7.875%  due     12/01/2002                       100             106
Bear Stearns Co., Inc.
        5.230%  due     08/29/2000 (d)                21,000          21,031
        5.821%  due     02/06/2001 (d)                 8,600           8,649
Beneficial Corp.
        9.220%  due     06/15/1999                     1,000           1,008
        6.650%  due     09/12/2002                     5,000           5,056
        6.575%  due     12/16/2002                     5,440           5,487
Boeing Capital Services Corp.
        6.480%  due     11/10/1999                    10,750          10,798
Bombardier Capital, Inc.
        6.000%  due     01/15/2002                    10,000           9,951
Case Credit Corp.
        5.850%  due     02/20/2001 (d)                63,000          62,911
        5.157%  due     08/01/2001 (d)                 4,750           4,667
Chase Manhattan Corp.
        5.500%  due     02/15/2001                     1,000             997
Chrysler Financial Co. LLC
        5.850%  due     01/26/2001                     5,000           5,028
        5.077%  due     08/08/2002 (d)                 8,000           8,013
CIT Group, Inc.
        6.200%  due     10/20/2000                    50,000          50,429
        5.875%  due     06/18/2001                    10,000          10,037
Citicorp
        9.750%  due     08/01/1999                       100             101
        5.371%  due     10/25/1999 (d)                 5,000           5,014
Credit Asset Receivable
        6.274%  due     10/30/2003                    44,709          45,618
Ford Motor Credit Corp.
        7.500%  due     11/15/1999                       100             101
        5.280%  due     03/21/2001 (d)                 3,000           3,006
        5.150%  due     03/19/2002                     3,107           3,103
        6.520%  due     08/12/2002                    13,000          13,272
General Motors Acceptance Corp.
        7.125%  due     05/01/2001                    15,000          15,407
        5.020%  due     09/19/2001 (d)                 5,000           4,996
        5.100%  due     12/10/2001 (d)                 5,300           5,306
        5.095%  due     04/29/2002 (d)                 2,000           1,996
        5.100%  due     11/12/2002 (d)                17,400          17,403
        5.875%  due     01/22/2003                       500             500
Goldman Sachs Group
        6.200%  due     12/15/2000                     1,000           1,004
Great Western Financial
        8.600%  due     02/01/2002                     4,000           4,263
Hitachi Credit America
        6.100%  due     04/24/2001                    25,000          24,949
Household Finance Corp.
        6.490%  due     04/09/2001                    20,000          20,308
        6.125%  due     07/15/2002                    10,000          10,068
        7.625%  due     01/15/2003                    10,849          11,444
Lehman Brothers Holdings, Inc.
        5.370%  due     05/14/1999 (d)                 5,000           4,998
        7.625%  due     07/15/1999 (d)                    50              50
        7.110%  due     09/27/1999                        45              45
        8.150%  due     05/15/2000                    13,900          14,192
        4.990%  due     08/11/2000 (d)                 7,900           7,871
        5.900%  due     04/01/2002 (d)                 2,000           2,000
Merrill Lynch & Co.
        6.250%  due     07/25/2000                     2,150           2,170
        6.000%  due     01/15/2001                     1,336           1,343
        5.604%  due     11/26/2001 (d)              $115,000        $116,621
        5.348%  due     02/08/2002 (d)                25,000          24,985
        6.130%  due     04/07/2003                     7,770           7,837
Morgan Stanley Group, Inc.
        5.070%  due     04/15/1999                     5,000           5,001
New England Educational Loan Marketing
        5.104%  due     11/30/1999 (d)                20,000          20,040
Okobank
        6.510%  due     10/29/2049 (d)                   750             749
PaineWebber
        7.000%  due     03/01/2000                        50              51
Pemex Finance Limited
        6.125%  due     11/15/2003                    15,000          14,892
PNC Bank Corp.
        5.100%  due     01/24/2002 (d)                20,000          19,860
Rothmans Holdings
        6.500%  due     05/06/2003                    14,000          13,704
Salomon, Inc.
        7.125%  due     08/01/1999                     1,050           1,056
        7.750%  due     05/15/2000                    19,000          19,441
        7.500%  due     02/01/2003                     3,000           3,146
Salomon, Smith Barney Holdings
        7.875%  due     10/01/1999                       100             101
Security Pacific Corp.
        11.500% due     11/15/2000                     3,850           4,164
SGE Associates
        8.070%  due     07/20/2000 (j)                 9,373           9,562
Toyota Motor Credit Corp.
        4.659%  due     02/15/2002 (d)                11,600          11,163
Transamerica Financial Corp.
        6.125%  due     11/01/2001                     5,000           5,040
Travelers Group, Inc.
        7.300%  due     05/15/2002                    15,000          15,549
Wells Fargo Co.
        6.750%  due     05/12/2000                     1,000           1,014
                                                                 ------------
                                                                     751,861
                                                                 ============
Industrials 10.1%
AK Steel Corp.
        10.750% due     04/01/2004                    10,650          11,079
Allied Waste North America
        7.375%  due     01/01/2004                     5,000           4,875
American Home Products Corp.
        7.700%  due     02/15/2000                       100             102
AMR Corp.
        9.750%  due     03/15/2000                     5,000           5,174
        9.910%  due     03/01/2001                     2,500           2,669
        9.440%  due     05/15/2001                     5,000           5,318
        9.125%  due     10/24/2001                     1,000           1,066
Building Materials Corp.
        0.000%  due     07/01/2004 (i)                 4,700           4,853
Century Communications Corp.
        0.000%  due     03/15/2003                     5,250           3,793
Container Corp. of America
        11.250% due     05/01/2004                     2,500           2,650
Delta Air Lines
        9.800%  due     12/16/2000                       250             263
        8.500%  due     09/15/2001                       205             216
        10.430% due     01/02/2011                       850           1,053
Federal-Mogul Corp.
        7.500%  due     07/01/2004                    28,600          28,684
Ford Motor Co.
        9.000%  due     09/15/2001                       500             537
Fred Meyer, Inc.
        7.150%  due     03/01/2003                    10,500          10,794
Hertz Corp.
        6.625%  due     07/15/2000                       100             101
IBM Corp.
        6.375%  due     06/15/2000                       100             101
ISP Holdings, Inc.
        9.750%  due     02/15/2002                     3,000           3,105
J Seagram & Sons
        6.250%  due     12/15/2001                    52,000          52,263
Langdell
        9.978%  due     07/30/1999 (d)                 5,000           5,031


                                                     See accompanying notes   45

Low Duration Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
Nabisco, Inc.
        6.000% due 02/15/2001 (d)                $    20,000     $    20,012
Noranda, Inc.
        5.750% due 08/18/2000 (d)                      1,000           1,009
Occidental Petroleum
        10.125% due 11/15/2001                         5,000           5,412
        6.400% due 04/01/2003                         15,945          15,776
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)                      5,000           4,656
Philip Morris Cos., Inc.
        9.000% due 01/01/2001                          7,000           7,365
        7.500% due 01/15/2002                            200             209
RJR Nabisco
        8.000% due 07/15/2001                         10,135          10,408
        8.625% due 12/01/2002                          4,500           4,679
Stater Brothers Holdings
        11.000% due 03/01/2001                         3,875           3,972
TCI Communications, Inc.
        5.700% due 03/11/2003 (d)                      3,000           3,068
Tenet Healthcare Corp.
        7.875% due 01/15/2003                          4,300           4,295
        8.625% due 12/01/2003                          1,700           1,740
Time Warner, Inc.
        4.900% due 07/29/1999                          3,000           2,994
        7.975% due 08/15/2004                         21,247          22,984
        8.110% due 08/15/2006                         42,495          47,017
        8.180% due 08/15/2007                         42,495          47,727
Xerox Capital
        5.875% due 06/01/2000                          3,000           3,013
Yorkshire Power
        6.154% due 02/25/2003                         40,000          39,857
                                                                 -----------
                                                                     389,920
                                                                 -----------
Utilities 7.8%
Central Maine Power Co.
        5.263% due 07/30/1999 (d)                     10,000          10,008
        6.463% due 11/01/1999 (d)                     18,200          18,291
        6.380% due 02/24/2000                         10,000          10,073
Cleveland Electric Illuminating Co.
        9.300% due 07/26/1999                          1,500           1,517
        8.550% due 11/15/2001                          2,075           2,183
        7.850% due 07/30/2002                          3,500           3,646
CMS Energy
        7.375% due 11/15/2000                         15,150          15,299
        8.125% due 05/15/2002                          1,750           1,799
        7.625% due 11/15/2004                         14,500          14,718
Connecticut Light & Power
        7.875% due 06/01/2001                            500             511
        7.750% due 06/01/2002                         11,700          12,127
        8.590% due 06/05/2003                         10,000           9,934
Consolidated Natural Gas Co.
        8.750% due 06/01/1999                            400             402
Flag Limited
        8.250% due 01/30/2008                          2,000           1,940
Illinois Power Co.
        6.250% due 07/15/2002                         10,000          10,038
        6.000% due 09/15/2003                         12,500          12,509
Long Island Lighting Co.
        7.300% due 07/15/1999                          4,500           4,522
Louisiana Power & Light Co.
        7.740% due 07/01/2002                         10,500          10,685
MCI Worldcom, Inc.
        8.875% due 01/15/2006                          5,170           5,570
New Centuries Energies
        5.860% due 05/28/2000                         12,100          12,078
New Orleans Public Service
        8.000% due 03/01/2006                            400             412
Niagara Mohawk Power
        7.000% due 10/01/2000                         27,400          27,682
        7.125% due 07/01/2001                          2,000           2,033
        7.250% due 10/01/2002                         21,300          21,697
        9.500% due 03/01/2021                          1,725           1,830
North Atlantic Energy
        9.050% due 06/01/2002                          4,930           5,086
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)                     10,000          10,007
Puget Sound Energy, Inc.
        6.500% due 09/14/1999                          2,000           2,011
Southwestern Bell Communication Capital Corp.
        6.125% due 03/12/2001                          2,000           2,017
Texas Utilities Co.
        6.750% due 04/01/2003                          3,875           4,011
Union Electric Co.
        8.000% due 12/15/2022                          1,000           1,077
US West, Inc.
        5.650% due 11/01/2004                          4,250           4,201
Western Massachusetts Electric
        7.375% due 07/01/2001                          5,250           5,314
        7.750% due 12/01/2002                         10,300          10,508
WorldCom, Inc.
        6.125% due 08/15/2001                         45,000          45,448
                                                                 -----------
                                                                     301,184
                                                                 -----------
Total Corporate Bonds & Notes                                      1,442,965
(Cost $1,426,940)                                                ===========

  MUNICIPAL BONDS & NOTES 0.3%

New York City Refunding Bonds, Series 1998 B
        5.900% due 08/01/2000                         13,000          13,108
                                                                 -----------
Total Municipal Bonds & Notes                                         13,108
(Cost $12,997)                                                   ===========

  U.S. GOVERNMENT AGENCIES 2.6%

Federal Home Loan Bank
        4.350% due 04/19/1999 (d)                      3,000           2,998
Small Business Administration
        7.000% due 01/25/2013 (d)                        273             281
        6.500% due 02/25/2014 (d)                        849             868
Student Loan Marketing Assn.
        5.684% due 06/30/2000 (d)                     46,000          45,917
        5.098% due 04/25/2006 (d)                      4,441           4,426
        5.178% due 04/25/2007 (d)                     45,374          45,381
                                                                 -----------
Total U.S. Government Agencies                                        99,871
(Cost $99,900)                                                   ===========

  U.S. TREASURY OBLIGATIONS 4.4%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(k)                  95,400          94,804
        3.625% due 01/15/2008 (h)                      7,627           7,453
        3.875% due 01/15/2009 (h)(k)                  12,522          12,486
U.S. Treasury Notes
        5.375% due 07/31/2000 (k)                     55,000          55,293
                                                                 -----------
Total U.S. Treasury Obligations                                      170,036
(Cost $169,795)                                                  ===========

  MORTGAGE-BACKED SECURITIES 63.4%

Collateralized Mortgage Obligations 16.2%
American Southwest Financial
        5.500% due 06/02/1999                          2,334           2,314
Asset Securitization Corp.
        7.320% due 01/13/2030                            116             122
Chase Commercial Mortgage Securities Corp.
        7.600% due 12/18/2005                            233             248
        6.900% due 09/19/2006                            135             140
Chase Mortgage Finance Corp.
        10.000% due 11/25/2009                           525             538
        6.204% due 04/25/2025 (d)                      5,236           5,311
Citicorp Mortgage Securities, Inc.
        9.500% due 10/25/2015                            131             131
Collateralized Mortgage Obligation Trust
        6.062% due 01/20/2003 (d)                         13              13
        9.500% due 06/25/2020                            413             422
Countrywide Funding Corp.
        6.000% due 01/25/2035 (d)                      5,910           5,923


46  See accompanying notes

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
Countrywide Home Loans
        6.250% due 07/25/2009                    $     1,400     $     1,407
        6.900% due 12/25/2027                         18,168          18,033
        6.750% due 06/25/2028                         15,103          14,390
        6.050% due 04/25/2029                         56,626          55,875
Criimi Mae Financial Corp.
        7.000% due 01/01/2033                         10,029          10,174
CS First Boston Mortgage Securities Corp.
        6.400% due 02/17/2004                            163             165
        6.520% due 07/17/2007                            145             147
Dime Savings
        7.050% due 11/01/2018 (d)                      2,285           2,097
DLJ Mortgage Acceptance Corp.
        11.000% due 08/01/2019                         1,114           1,232
        8.365% due 05/25/2024 (d)                      1,802           1,832
        6.850% due 12/17/2027                            165             166
Enterprise Mortgage Acceptance Co.
        6.110% due 07/15/2003                            144             141
Federal Home Loan Mortgage Corp.
        6.000% due 07/15/2006                          3,200           3,213
        10.000% due 09/15/2009                             9               9
        6.375% due 08/15/2011                          6,120           6,156
        6.500% due 08/15/2011                         22,726          22,788
        12.500% due 09/30/2013                           809             886
        6.250% due 07/15/2014                          3,072           3,079
        11.000% due 11/30/2015                         6,744           7,459
        10.000% due 07/15/2019                           373             403
        9.000% due 11/15/2019                          1,284           1,326
        8.000% due 04/15/2020                            430             432
        7.500% due 04/15/2020                          2,900           2,927
        10.000% due 05/15/2020                           256             270
        9.000% due 12/15/2020                          4,964           5,167
        7.500% due 12/15/2020                          2,000           2,033
        9.500% due 01/15/2021                          1,633           1,725
        8.000% due 04/15/2021                          1,793           1,847
        9.000% due 05/15/2021                            320             334
        7.500% due 01/20/2024                         10,826          10,955
Federal National Mortgage Assn.
        8.950% due 05/25/2003                             58              60
        9.400% due 07/25/2003                             97             101
        9.000% due 07/25/2003                            442             454
        6.875% due 06/25/2009                          2,407           2,427
        5.750% due 04/25/2016                            167             167
        9.300% due 05/25/2019                              1               1
        8.750% due 05/25/2019                             70              71
        9.000% due 07/25/2019                            200             202
        9.500% due 03/25/2020                          3,211           3,540
        9.500% due 05/25/2020                          1,450           1,590
        9.000% due 03/25/2021                          5,050           5,343
        9.000% due 04/25/2021                            173             182
        8.000% due 03/25/2022                             83              85
        7.100% due 12/25/2023                          6,769           6,878
        5.000% due 01/25/2024                            239             237
        8.500% due 04/01/2025                          4,635           4,878
        6.464% due 02/01/2028 (d)                      9,464           9,715
First Plus Home Loan Trust
        6.060% due 09/10/2011                            500             502
Fleet Mortgage
        7.200% due 10/25/2023                            198             200
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                          4,582           4,626
        6.500% due 02/25/2024                             18              18
Glendale Federal Savings & Loan
        6.305% due 03/25/2030 (d)                      1,658           1,680
Greenwich
        8.733% due 11/25/2024 (d)                        923             932
Homestead Mortgage Acceptance Corp.
        11.450% due 09/01/2015                           874             931
Independent National Mortgage Corp.
        8.107% due 11/25/2024 (d)                      1,646           1,677
J.P. Morgan Commercial Mortgage Finance Corp.
        7.069% due 09/15/2029                            185             194
        6.373% due 01/15/2030                            147             149
LB Commercial Conduit Mortgage Trust
        6.330% due 11/18/2004                            144             145
Lehman Large Loan
        6.790% due 06/12/2004                            165             170
Mellon Residential Funding Corp.
        6.400% due 06/26/2028                          2,661           2,677
Merrill Lynch Mortgage Investors, Inc.
        6.310% due 11/15/2026                            265             267
Morgan Stanley Capital
        6.860% due 07/15/2005                            130             130
        7.227% due 01/16/2006                            230             240
        6.220% due 06/03/2030                            230             232
Mortgage Capital Funding, Inc.
        6.325% due 10/18/2007                         23,843          24,117
Nomura Asset Securities Corp.
        6.625% due 01/25/2009                          1,974           1,986
Norwest Asset Securities Corp.
        6.250% due 11/25/2013                         18,196          18,076
        7.000% due 01/25/2028                         42,677          43,050
Norwest Mortgage
        12.375% due 01/01/2014                           155             160
        12.500% due 02/01/2014                           438             468
        12.250% due 04/01/2014                           255             237
PNC Mortgage Securities Corp.
        6.500% due 02/25/2028                         11,969          12,055
        6.750% due 05/25/2028                          7,149           7,195
Prudential Bache
        5.941% due 09/01/2018 (d)                         32              32
        8.400% due 03/20/2021                          5,175           5,331
Prudential Home Mortgage Securities
        7.500% due 10/25/2007                            878             899
        7.000% due 11/25/2007                             56              56
        7.000% due 01/25/2008                         10,000          10,126
        7.000% due 06/25/2023                          3,014           3,028
        6.050% due 04/25/2024                            267             267
        6.000% due 05/25/2024                             28              28
Resecuritization Mortgage Trust
        5.189% due 04/26/2021 (d)                     21,748          21,299
Residential Accredit Loans, Inc.
        6.500% due 02/25/2029                         31,201          31,152
Residential Funding Mortgage Securities, Inc.
        6.500% due 06/25/2008                          2,006           2,014
        6.500% due 04/25/2009                             66              66
        5.913% due 07/01/2019 (d)                        998             973
        7.036% due 09/01/2019 (d)                        141             140
        7.250% due 10/25/2027                         19,500          19,771
Resolution Trust Corp.
        6.786% due 09/25/2019 (d)                      1,335           1,325
        5.977% due 01/25/2021 (d)                        160             159
        8.625% due 10/25/2021                         16,777          16,732
        7.006% due 10/25/2021 (d)                        142             141
        6.948% due 10/25/2021 (d)                        812             810
        6.900% due 02/25/2027                          4,911           4,629
        6.134% due 09/27/2027 (d)                      1,926           1,896
        9.000% due 09/25/2028                            197             198
        7.482% due 10/25/2028 (d)                        121             126
RMF Commercial Mortgage Securities, Inc.
        6.715% due 01/15/2019                            235             238
Ryland Acceptance Corp.
        9.450% due 10/01/2016                            145             144
        8.000% due 03/01/2018                          2,403           2,450
Salomon Brothers Mortgage Securities
        6.974% due 12/25/2017 (d)                      2,133           2,135
        9.504% due 10/25/2018 (d)                        944             980
        7.518% due 03/25/2024 (d)                      2,058           2,099
Sears Mortgage
        7.572% due 08/25/2023 (d)                        335             343
Securitized Asset Sales, Inc.
        6.750% due 08/25/2025                          4,547           4,556
Shearson Lehman
        9.600% due 03/25/2021                            558             557
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                         40,058          39,459
        8.992% due 06/25/2029                         12,939          13,566
        6.580% due 06/25/2029 (d)                     32,620          32,997
        6.750% due 05/02/2030                          5,000           4,972


                                                      See accompanying notes  47

Low Duration Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
Structured Asset Notes Transactions Limited
        6.650% due 08/30/2005                    $    26,153     $    25,892
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                      4,601           4,609
TMA Mortgage Funding Trust
        5.319% due 01/25/2029 (d)                     16,700          16,695
Union Planters Mortgage Finance Corp.
        6.450% due 01/25/2028                          6,000           6,007
                                                                 -----------
                                                                     628,772
                                                                 -----------
Federal Home Loan Mortgage Corporation 15.6%
        4.750% due 06/01/2001                              8               8
        5.500% due 04/01/2007-05/15/2029 (g)          30,001          28,285
        5.750% due 01/15/2008                          7,096           7,114
        5.900% due 01/01/2017-06/01/2017 (d)(g)          585             588
        5.905% due 09/01/2015-06/01/2030 (d)(g)        3,859           3,872
        5.928% due 01/01/2020      (d)                   660             663
        5.941% due 02/01/2015-08/01/2019 (d)(g)        2,024           2,031
        5.955% due 05/01/2017 (d)                        177             177
        5.985% due 02/01/2016 (d)                         90              90
        6.000% due 03/01/2011-05/17/2029 (d)(g)      319,098         310,218
        6.012% due 01/01/2030-12/01/2030 (d)(g)        3,428           3,446
        6.031% due 10/01/2030 (d)                        359             361
        6.125% due 01/01/2020 (d)                        234             236
        6.132% due 11/01/2014 (d)                         62              62
        6.500% due 04/01/2000-05/17/2029 (g)          82,896          82,706
        6.750% due 03/01/2017 (d)                        267             269
        6.778% due 03/01/2024 (d)                        130             134
        6.991% due 01/01/2024 (d)                      1,266           1,302
        6.999% due 01/01/2024 (d)                      2,593           2,660
        7.021% due 11/01/2022 (d)                      2,094           2,149
        7.046% due 02/01/2020 (d)                      3,105           3,182
        7.299% due 06/01/2024 (d)                        958             986
        7.484% due 11/01/2023 (d)                      1,056           1,082
        7.496% due 07/01/2018 (d)                        536             549
        7.500% due 09/01/2006                            110             112
        7.567% due 10/01/2023 (d)                      1,561           1,584
        7.591% due 12/01/2022 (d)                      1,107           1,123
        7.619% due 09/01/2023 (d)                        401             408
        8.000% due 07/01/2006-06/01/2027 (g)         121,316         126,452
        8.250% due 10/01/2007-11/01/2007 (g)              39              40
        8.500% due 07/01/2001-11/01/2025 (g)          20,273          21,353
        8.750% due 02/01/2001-04/01/2002 (g)              43              44
        9.000% due 05/01/2002-07/01/2004 (g)              56              58
        9.250% due 07/01/2001                              4               4
        9.500% due 03/01/2001-12/01/2004 (g)              90              93
        9.750% due 03/01/2001-11/01/2008 (g)             895             941
        10.000% due 04/01/2001-04/01/2015 (g)             16              16
        10.500% due 07/01/2000-02/01/2016 (g)             67              70
        10.750% due 10/01/2000-08/01/2011 (g)            423             454
        11.500% due 10/01/2015                             2               2
        11.750% due 11/01/2010-08/01/2015 (g)             15              16
        14.000% due 09/01/2012-04/01/2016 (g)             13              14
        14.500% due 12/01/2010                             5               6
        15.000% due 08/01/2011-12/01/2011 (g)              4               5
        15.500% due 11/01/2011                             0               1
                                                                 -----------
                                                                     604,966
                                                                 -----------
Federal Housing Administration 0.4%
        6.950% due 04/01/2014                          2,207           2,113
        7.400% due 02/01/2019                            129             134
        7.421% due 11/01/2019                            701             725
        7.430% due 10/01/2019-12/01/2021 (g)          11,618          12,073
                                                                 -----------
                                                                      15,045
                                                                 -----------
Federal National Mortgage Association 9.6%
        5.538% due 04/25/2022 (d)                        289             292
        5.858% due 06/01/2021 (d)                         79              79
        5.889% due 08/01/2029 (d)                        802             807
        5.905% due 04/01/2019-05/01/2031 (d)(g)       12,159          12,255
        5.910% due 06/01/2014 (d)                        307             310
        5.916% due 05/01/2036 (d)                      1,377           1,386
        5.940% due 11/01/2016-04/26/2029 (d)(g)        7,464           7,521
        5.941% due 11/01/2018-10/01/2028 (d)(g)        9,852           9,911
        5.942% due 01/01/2027-04/01/2028 (d)(g)        1,175           1,181
        5.944% due 07/01/2024 (d)                      1,373           1,384
        5.948% due 02/01/2024 (d)                      1,021           1,029
        5.987% due 06/01/2024 (d)                         49              49
        5.999% due 07/01/2020 (d)                        901             909
        6.000% due 05/01/2011-12/25/2020 (g)             507             507
        6.012% due 07/01/2014 (d)                      1,165           1,172
        6.042% due 04/01/2018 (d)                      7,470           7,522
        6.050% due 08/01/2023 (d)                      1,127           1,133
        6.331% due 07/01/2017 (d)                        724             742
        6.500% due 06/01/2008-01/25/2024 (g)          39,160          38,042
        6.505% due 01/01/2021 (d)                        590             597
        6.602% due 11/01/2017 (d)                        421             426
        6.724% due 11/01/2018 (d)                        240             246
        6.909% due 01/01/2024 (d)                         63              65
        6.923% due 01/01/2024 (d)                      3,082           3,164
        7.000% due 04/01/2002-09/01/2007 (g)             180             183
        7.016% due 04/01/2024 (d)                      2,953           3,032
        7.478% due 07/01/2023 (d)                      2,029           2,088
        7.500% due 04/01/2024-05/01/2024 (g)          12,058          12,420
        7.998% due 10/01/2024 (d)                      5,625           5,785
        8.000% due 03/01/2004-12/01/2025 (g)           8,989           9,390
        8.500% due 03/01/2008-08/01/2026 (g)         232,874         244,943
        10.000% due 02/01/2004-06/01/2019 (g)          1,748           1,865
        10.500% due 06/01/2005-11/01/2005 (g)            239             250
        11.000% due 09/01/2000                             8               8
        11.250% due 12/01/2010-10/01/2015 (g)            175             191
        11.750% due 02/01/2016                            38              42
        12.000% due 01/01/2015-10/01/2015 (g)             10              10
        12.750% due 03/01/2014-11/01/2014 (g)             74              83
        13.000% due 07/01/2015                             8               9
        13.250% due 09/01/2011                            18              21
        13.500% due 04/01/2014                             3               4
        14.500% due 08/01/2014                            41              46
        15.500% due 10/01/2012-12/01/2012 (g)             73              85
        15.750% due 12/01/2011                            37              44
        16.000% due 09/01/2012-12/01/2012 (g)             21              23
                                                                 -----------
                                                                     371,251
                                                                 -----------
Government National Mortgage Association 20.1%
        6.125% due 10/20/2023-10/20/2025 (d)(g)       64,128          65,092
        6.500% due 05/15/2023-05/24/2029 (d)(g)      317,706         316,099
        6.550% due 11/15/2013                             21              21
        6.625% due 08/20/2022-07/20/2027 (d)(g)      111,688         113,335
        6.875% due 04/20/2016-05/20/2027 (d)(g)       58,470          59,303
        6.880% due 06/20/2027 (d)                      4,233           4,290
        7.000% due 03/15/2011-04/15/2026 (g)          78,522          80,017
        7.500% due 02/15/2022-01/15/2027 (g)          97,005         100,156
        8.000% due 07/15/2004-05/15/2025 (g)          36,530          38,466
        8.500% due 04/15/2022                             15              16
        9.750% due 07/15/2013-02/15/2020 (g)             964           1,050
        11.250% due 10/15/2000                             3               3
        11.750% due 07/15/2013-08/15/2015 (g)            100             110
        12.000% due 06/20/2015                            16              18
        12.250% due 01/15/2014-03/15/2014 (g)            276             311
        13.000% due 10/15/2013                             6               7
        13.500% due 05/15/2011-11/15/2012 (g)             29              33
        16.000% due 12/15/2011-04/15/2012 (g)             38              46
                                                                 -----------
                                                                     778,373
                                                                 -----------
Other Mortgage-Backed Securities 1.0%
First Boston Mortgage Securities Corp.
        8.300% due 08/20/2009                            150             151
Glendale Federal Savings & Loan
        11.000% due 03/01/2010                            20              21
Goldman Sachs Mortgage Securities Corp.
        7.750% due 05/19/2027                         13,409          13,895
Great Western Savings & Loan
        5.960% due 12/01/2017 (d)                        417             413
Home Savings of America
        5.641% due 05/25/2027 (d)                      1,607           1,570
        5.682% due 09/25/2028 (d)                      1,180           1,175


48  See accompanying notes

                                                   Principal
                                                      Amount          Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------

Imperial Savings & Loan
        8.850%  due     07/25/2017 (d)             $      44       $      44
        9.900%  due     02/25/2018                       528             540
MDC Mortgage Funding
        8.268%  due     01/25/2025 (d)                   440             458
Resolution Trust Corp.
        7.068%  due     05/25/2019 (d)                 4,252           4,255
        7.300%  due     08/25/2019 (d)                 4,387           4,389
       10.279%  due     08/25/2021 (d)                   657             668
        9.500%  due     05/25/2024                       114             113
        5.887%  due     10/25/2028 (d)                 2,488           2,518
        7.035%  due     05/25/2029 (d)                 2,733           2,781
Salomon Brothers Mortgage Securities
       11.500%  due     09/01/2015                       582             612
        7.581%  due     12/25/2017 (d)                   228             224
Sears Mortgage
       12.000%  due     02/25/2014                        91              91
        7.217%  due     10/25/2022 (d)                 2,964           2,997
Western Federal Savings & Loan
        6.386%  due     06/25/2018 (d)                     2               2
        6.512%  due     11/25/2018 (d)                   109             109
       10.069%  due     02/01/2020 (d)(j)                 42              42
                                                                  -----------
                                                                      37,068
                                                                  ===========
Stripped Mortgage-Backed Securities 0.5%
Federal Home Loan Mortgage Corp. (IO)
        6.250%  due     09/15/2004                     1,154              18
        6.000%  due     02/15/2006                     1,442              81
        9.982%  due     07/15/2006                        34             274
       10.195%  due     08/15/2006                        10             104
       11.944%  due     12/15/2006                        23             292
        6.000%  due     10/15/2007                     1,460              90
        6.000%  due     02/15/2008                     4,395             303
        6.500%  due     08/25/2013                       537               4
        7.000%  due     08/15/2018                     7,321             801
        7.500%  due     12/15/2018                     1,582              52
        7.000%  due     04/15/2019                     1,727             103
        6.500%  due     05/15/2019                     8,601             772
        6.500%  due     06/15/2019                     7,345             503
       10.496%  due     04/15/2021                        19             344
        6.500%  due     04/15/2022                     5,390             592
        7.000%  due     05/15/2023                       532              77
        4.000%  due     01/15/2024                    20,919           4,943
Federal National Mortgage Assn. (IO)
        6.000%  due     07/25/2005                     1,062              40
        7.272%  due     09/25/2006                        52             602
        6.000%  due     02/25/2008                     5,756             410
      256.000%  due     11/01/2008                        34             160
        6.500%  due     03/25/2009                     7,490             850
        0.100%  due     03/25/2009 (d)                24,961             505
        6.500%  due     03/25/2009                     2,720             312
        8.815%  due     06/25/2016                        28             108
        9.987%  due     12/25/2018                         5              15
        7.500%  due     03/25/2019                     4,880             341
        6.500%  due     05/25/2019                    10,000           1,415
        6.500%  due     04/25/2020                    15,299           1,305
        7.000%  due     05/25/2021                     8,348             822
        8.598%  due     02/25/2022                        35             530
        6.500%  due     03/25/2023                     5,953             751
        4.875%  due     03/25/2024 (d)                 9,627             408
Federal National Mortgage Assn. (PO)
        0.000%  due     07/25/2022                     1,485           1,451
        0.000%  due     09/25/2022                        46              41
Prudential Home Mortgage Securities (IO)
        0.300%  due     04/25/2009 (d)                69,776             378
Resolution Trust Corp. (PO)
        0.000%  due     09/25/2000                       388             389
                                                                  -----------
                                                                      20,186
                                                                  -----------
Total Mortgage-Backed Securities                                   2,455,661
(Cost $2,448,484)                                                 ===========

ASSET-BACKED SECURITIES 1.9%

Capital Asset Research Funding LP
        6.400%  due     12/15/2004                       122             122
Citicorp Mortgage Securities, Inc.
        6.750%  due     05/25/2028                     6,266           6,227
CMC Securities Corporation IV
        7.250%  due     11/25/2027                     8,884           9,081
Contimortgage Home Equity Loan Trust
        5.116%  due     04/15/2028 (d)                 1,024           1,020
Delta Air Lines Equipment Trust
       10.430%  due     01/02/2011                       960           1,189
Empire Funding Home Loan Owner Trust
        6.590%  due     05/25/2014                    30,000          30,097
IMC Home Equity Loan Trust
        5.152%  due     10/20/2027 (d)                11,006          10,989
Stone Container Corp.
        8.500%  due     04/01/2000 (d)                 6,566           6,590
        8.520%  due     10/01/2003 (d)                 5,000           5,013
United Air Lines Equipment Trust
       10.850%  due     02/19/2015                     1,500           1,878
                                                                  -----------
Total Asset-Backed Securities                                         72,206
(Cost $71,983)                                                    ===========

SOVEREIGN ISSUES 3.7%

Hydro Quebec
        9.000%  due     03/07/2001                    10,000          10,597
Korea Development Bank
        7.125%  due     09/17/2001                     5,000           4,921
Nacional Financiera
       10.625%  due     11/22/2001                     7,500           7,774
Petroleos Mexicanos
        9.375%  due     12/02/2008                     1,500           1,538
Province of Quebec
        5.563%  due     10/26/2001 (d)                   250             248
        7.125%  due     02/09/2024                       200             209
Republic of Argentina
        5.288%  due     04/01/2000 (d)                   616             486
       14.250%  due     11/30/2002 (d)                 3,000           2,904
        5.937%  due     03/31/2005 (d)                48,825          41,809
       12.110%  due     04/10/2005 (d)                 5,000           4,625
Republic of Korea
        7.562%  due     04/07/1999 (d)                40,000          40,010
        7.813%  due     04/08/2000 (d)                 8,500           8,489
Republic of Philippines
        6.000%  due     12/01/2007                     3,000           2,522
United Mexican States
        5.820%  due     06/28/2001                    10,500          10,147
        6.250%  due     06/27/2002 (d)                 9,000           8,438
                                                                  -----------
Total Sovereign Issues                                               144,717
(Cost $147,590)                                                   ===========

FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.1%

Commonwealth of Canada
        8.750%  due     12/01/2005                C$   1,150             920
        4.250%  due     12/01/2026                    52,096          35,100
United Mexican States
        8.750%  due     05/30/2002                BP   3,000           4,709
                                                                  -----------
Total Foreign Currency-Denominated Issues                             40,729
(Cost $45,820)                                                    ===========

        PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Note (OTC)
        4.750%  due     02/15/2004
Strike @ 98.609 Exp. 08/20/1999                    $  45,000             505
                                                                  -----------
Total Purchased Call Options                                             505
(Cost $480)                                                       ===========



                                                      See accompanying notes  49

Low Duration Fund
March 31, 1999

                                                                       Value
                                                                      (000s)

  PREFERRED STOCK 2.1%
                                                      Shares
Home Ownership Funding
   133.310% due 01/02/2000                                 3    $      2,745
Rhone-Poulenc SA
     2.031% due 01/02/2000                                13             338
SI Financing Trust
     2.375% due 01/02/2000                               807          21,375
TCI Communications, Inc.
     2.500% due 01/02/2000                               800          21,658
     2.430% due 01/02/2000                               225           6,151
     2.180% due 01/02/2000                             1,170          30,569
                                                                -------------
Total Preferred Stock                                                 82,836
(Cost $83,777)                                                  =============

SHORT-TERM INSTRUMENTS 1.9%
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreements 1.8%
State Street Bank
     4.000% due 04/01/1999                       $     4,926           4,926
     (Dated 03/31/1999. Collateralized by U.S.
     Treasury Note 7.500% 10/31/1999 valued at
     $5,028,149. Repurchase proceeds are
     $4,926,547.)

Daiwa Securities
     4.920% due 04/01/1999                            64,000          64,000
     (Dated 03/31/1999. Collateralized by
     U.S. Treasury Note 8.375% 08/15/2008 valued at $21,700,072 and U.S. Treasury Bill 4.545%
     09/23/1999 valued at $43,715,721.
     Repurchase proceeds are $64,008,747.)

                                                                -------------
                                                                      68,926
                                                                =============
U.S. Treasury Bills (b)(g) 0.1%
     4.383% due 05/13/1999-06/24/1999                  4,805           4,761
                                                                -------------
Total Short-Term Instruments                          73,731          73,687
(Cost $73,687)                                                  =============

Total Investments (a) 118.7%                                    $  4,596,321
(Cost $4,581,453)

Written Options (c) (0.0%)                                            (1,862)
(Premiums $1,830)

Other Assets and Liabilities (Net) (18.7%)                          (723,212)
                                                                -------------
Net Assets 100.0%                                               $  3,871,247
                                                                =============

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $4,584,759 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $    36,300

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (24,738)
                                                                 ------------
Unrealized appreciation-net                                      $    11,562
                                                                 ============
(b) Securities with an aggregate market value of $4,761 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                   Unrealized
                                                        # of    Appreciation/
   Type                                            Contracts   (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                       330     $      (439)
Eurodollar December Futures (12/1999)                    330            (431)
Eurodollar December Futures (12/2000)                  1,380             542
United Kingdom 90 Day LIBOR (03/2000)                    314              14
United Kingdom 90 Day LIBOR (06/2000)                    686            (190)
                                                                 ------------
                                                                 $      (504)
                                                                 ============
(c) Premiums received on written options:

Type                                           Par   Premium           Value
--------------------------------------------------------------------------------
Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 99.81 Exp. 08/20/1999       $   45,000  $    260     $       293
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.05 Exp. 08/20/1999           45,000       193             275
Put - CME Eurodollar December Futures
   Strike @ 94.25 Exp. 12/13/1999          500,000       200             169
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999        2,000,000     1,177           1,125
                                                    -------------------------
                                                    $  1,830     $     1,862
                                                    =========================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                            Principal
                               Amount
                           Covered by          Settlement         Unrealized
Type    Currency             Contract               Month      (Depreciation)
--------------------------------------------------------------------------------
 Sell         BP                6,183             08/1999        $       (70)
 Sell         C$               55,662             04/1999               (196)
                                                                    ---------
                                                                 $      (266)
                                                                 ============

(f) Principal amount denoted in indicated currency:

         BP      -      British Pound
         C$      -      Canadian Dollar

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Subject to a financing transaction.


50  See accompanying notes

Schedule of Investments

Money Market Fund
March 31, 1999

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)


        SHORT-TERM INSTRUMENTS 90.6%

Commercial Paper 69.2%
Abbott Laboratories
        4.810%  due     04/13/1999               $    11,000     $    10,982
Albertson's, Inc
        4.830%  due     04/08/1999                    20,500          20,481
Anheuser Busch Cos., Inc.
        4.810%  due     04/22/1999                    20,000          19,944
Archer-Daniels-Midland Co.
        4.830%  due     05/17/1999                     5,000           4,969
AT&T Capital Corp.
        4.820%  due     04/22/1999                    20,000          19,944
Campbell Soup Co.
        4.830%  due     05/06/1999                    12,000          11,944
        4.800%  due     09/21/1999                    10,000           9,769
Canadian Wheat Board
        4.780%  due     05/14/1999                     5,000           4,971
Commonwealth Bank of Australia
        4.850%  due     04/06/1999                     6,500           6,496
E.I. Du Pont de Nemours
        4.760%  due     04/05/1999                     9,500           9,495
        4.830%  due     05/10/1999                       500             498
        4.840%  due     06/08/1999                    12,000          11,890
Eastman Kodak Co.
        4.790%  due     04/09/1999                       700             699
        4.780%  due     04/22/1999                    12,000          11,966
Ford Motor Credit Corp.
        4.850%  due     05/03/1999                    11,000          10,952
General Electric Capital Corp.
        4.860%  due     06/15/1999                    10,000           9,899
        4.800%  due     07/29/1999                    12,000          11,810
Goldman Sachs Group
        4.850%  due     04/14/1999                    20,000          19,965
GTE Funding, Inc.
        4.820%  due     04/08/1999                     6,400           6,394
IBM Corp.
        4.860%  due     08/24/1999                    10,000           9,804
Kimberly-Clark Corp.
        4.820%  due     04/29/1999                    12,330          12,284
Monsanto Co.
        4.860%  due     05/05/1999                    10,854          10,804
        4.820%  due     05/10/1999                     2,500           2,487
        4.750%  due     07/23/1999                     8,000           7,881
Motorola, Inc.
        4.800%  due     05/28/1999                    11,500          11,413
National Australia Funding
        4.770%  due     05/12/1999                    11,500          11,438
National Rural Utilities Cooperative
        4.830%  due     07/08/1999                     8,250           8,142
Nike, Inc.
        4.850%  due     04/29/1999                       561             559
Oesterreich Kontrollbank
        4.810%  due     09/22/1999                    12,000          11,721
Proctor & Gamble Co.
        4.800%  due     04/19/1999                     2,100           2,095
        4.740%  due     04/21/1999                     6,000           5,984
        4.810%  due     06/18/1999                    10,000           9,896
Province of British Colombia
        4.820%  due     05/13/1999                     3,800           3,779
        4.820%  due     08/18/1999                     7,500           7,360
Shell Oil Co.
        4.810%  due     04/29/1999                    21,500          21,419
St. Paul Cos., Inc.
        4.830%  due     04/23/1999                     2,675           2,667
USAA Capital Corp.
        4.830%  due     04/22/1999                     8,800           8,775
        4.810%  due     06/14/1999                    10,000           9,901
Xerox Corp.
        4.820%  due     04/14/1999                    10,490          10,472
                                                                 ------------
                                                                     371,949
                                                                 ============
Repurchase Agreements 21.4%
State Street Bank
        4.000%  due     04/01/1999                     1,616           1,616
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 7.500% 10/31/1999 valued at $1,653,377.
        Repurchase proceeds are $1,616,180.)

Merrill Lynch
        4.850%  due     04/01/1999                   113,500         113,500
        (Dated 03/31/1999. Collateralized by Cash
        Management Bill 4.887% 04/19/1999 valued
        at $115,766,368. Repurchase proceeds are
        $113,515,291.)
                                                                 ------------
                                                                     115,116
                                                                 ------------
Total Short-Term Instruments                                         487,065
(Cost $487,065)                                                  ------------

Total Investments 90.6%                                          $   487,065
(Cost $487,065)

Other Assets and Liabilities (Net) 9.4%                               50,825
                                                                 ------------
Net Assets 100.0%                                                $   537,890
                                                                 ============

                                                      See accompanying notes  51

Schedule of Investments
Municipal Bond Fund
March 31, 1999
                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
  MUNICIPAL BONDS & NOTES 99.4%

Alabama 0.4%
Mobile, Alabama General Obligation Bonds,
(MBIA Insured), Series 1998,
0.000%, 02/15/2000 (b)                           $       325     $       221
                                                                 -----------
Arizona 4.1%
Santa Cruz County, Arizona Utility Revenue Bonds,
Series 1997, 4.750%, 08/01/2020                          100             102

Scottsdale, Arizona Industrial Development Authority
Hospital Revenue Bonds, (AMBAC Insured),
Series 1997 A, 6.500%, 09/01/2004                      1,130           1,266

Show Low, Arizona Industrial Development Authority
Hospital Revenue Bond, Series 1998,
5.500%, 12/01/2017                                     1,000           1,030
                                                                 -----------
                                                                       2,398
                                                                 -----------
California 12.3%
Alameda, California Harbor Bay Business Pk Assmt
Revenue Bonds, Series 1998, 5.000%, 09/02/2006           360             357

Capistrano, California Unified School District
Special Tax, Series 1999, 5.000%, 09/01/2008             350             350

City of San Jose Redevelopment Agency Merged
Area Project, Tax Allocation Bonds, (MBIA Insured),
Series 1993, 6.000%, 08/01/2015                          500             578

Irvine, California Special Assessment Bond,
Series 1998, 4.800%, 09/02/2004                          150             150

Irvine, California Special Assessment Bond,
Series 1998, Group One, 4.900%, 09/02/2005               150             150

Irvine, California Special Assessment Bond,
Series 1998, Group Three, 4.900%, 09/02/2005             160             160

Irvine, California Special Assessment Bond,
Series 1998, 5.000%, 09/02/2006                          150             150

Lake Elsinore California School Refunding Bonds,
Series 1998, 5.000%, 09/01/2006                          350             350

Los Angeles County Transportation Commission,
Sales Tax Revenue Refunding Bonds, Series 1991 B,
6.500%, 07/01/2013                                     1,000           1,076

Los Angeles, California Convention & Exhibition
Center Authority Lease Revenue Bonds, (MBIA Insured),
Series 1993, 6.125%, 08/15/2011                        1,000           1,155

Orange County, California Improvement Bond,
Series 1998 A, 4.900%, 09/02/2005                        300             300

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 4.900%, 09/02/2003                        150             155

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 5.000%, 09/02/2004                        150             155

Riverside County, California Special Tax
Refunding Bonds, Series 1999, 4.200%, 09/01/2001         300             300

Riverside County, California Special Tax, Series 1999,
4.700%, 09/01/2005                                       170             169

Sacramento County, California Refunding Bonds,
Series 1998, 4.900%, 09/02/2005                          300             299

San Jose, California Redevelopment Agency Tax
Allocation Bond, Series 1998, 5.000%, 08/01/2021       1,000             991

West Sacramento, California Refunding Bonds,
Series 1998, 5.000%, 09/02/2004                          350             355
                                                                 -----------
                                                                       7,200
                                                                 -----------
Colorado 4.9%
Colorado Public Highway Authority Revenue Bond,
Series 1997 A, 5.000%, 09/01/2026                      1,500           1,472

Denver, Colorado Health & Hospital Revenue Bonds,
Series 1998 A, 5.000%, 12/01/2009                      1,390           1,406
                                                                 -----------
                                                                       2,878
                                                                 -----------
Florida 5.9%
Dade County, Florida General Obligation Bonds,
(AMBAC Insured), Series 1988, 7.600%, 10/01/2006       1,690           2,070

Gainesville, Florida Revenue Bonds, Series 1979,
6.200%, 10/01/2002                                       300             312

Jacksonville Electric Authority, Bulk Power Supply
System Revenue Bonds, (Prerefunded 10/01/2000),
Scherer 4-1-A Project, Issue One, Series 1991,
6.750%, 10/01/2021                                     1,000           1,064
                                                                 -----------
                                                                       3,446
                                                                 -----------
Georgia 0.2%
Dawson County, Georgia School District General
Obligation Bond, Series 1997, 4.900%, 04/01/2012         105             107
                                                                 -----------
Illinois 3.6%
Chicago, Illinois Wastewater Transmission
Revenue Bond, Series 1998 A, 5.000%, 01/01/2019        1,000             984

State of Illinois, Sales Tax Revenue Refunding Bonds,
Series 1992 Q, 6.000%, 6/15/2012                       1,000           1,125
                                                                 -----------
                                                                       2,109
                                                                 -----------
Indiana 5.9%
Indiana Local Public Improvement Bonds Bank,
Transportation Revenue Bonds, Series 1992,
6.750%, 02/01/2014                                     1,000           1,204

Indiana Transportation Revenue Bonds, Series 1996,
6.000%, 11/01/2011                                     2,000           2,270
                                                                 -----------
                                                                       3,474
                                                                 -----------
Louisiana 2.6%
Jefferson Parish, Louisiana Industrial Development
Board, Inc. Revenue Bonds, (Regions Bank Insured),
Series 1986, 2.632%, 12/01/2004                          600             600

Louisiana Local Government Environment Facility
Community Development Authority Revenue Bonds,
(AMBAC Insured), Series 1999, 4.500%, 12/01/2018 (b)   1,000             930
                                                                 -----------
                                                                       1,530
                                                                 -----------
Massachusetts 0.5%
Massachusetts State Development Finance Agency,
Series 1998, 4.700%, 11/01/2007                          210             210

Massachusetts State Development Finance Agency,
Series 1998, 4.800%, 11/01/2008                           90              90
                                                                 -----------
                                                                         300
                                                                 -----------
Michigan 2.3%
Michigan State Building Authority Revenue Bonds,
Series 1997, 5.000%, 10/15/2014                          100             101

Michigan State Environmental Protection General
Obligation Bonds, Series 1992, 6.250%, 11/01/2012      1,100           1,274
                                                                 -----------
                                                                       1,375
                                                                 -----------
Minnesota 1.7%
New Richland, Minnesota Revenue Bond,
Series 1998, 4.500%, 08/01/2004                        1,000           1,017
                                                                 -----------


52  See accompanying notes

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
Mississippi 0.3%
Mississippi State Department of Corrections,
Certificate Participation Bonds, (AMBAC Insured),
Series 1997, 4.600%, 01/01/2008                  $       150     $       152
                                                                 -----------
Missouri 0.3%
Kansas City Water Revenue Bonds, Series 1998 B,
4.750%, 12/01/2003                                       100             104

Missouri State Development Finance Board
Infrastructure Facility Revenue Bonds,
(Canadian Imperial Bank Insured), Series 1997,
2.650%, 12/01/2003 (b)                                   100             100
                                                                 -----------
                                                                         204
                                                                 -----------
New Hampshire 2.0%
New Hampshire Turnpike System, Refunding
Revenue Bonds, (FGIC Insured), Series 1991 A,
6.750%, 11/01/2011                                     1,000           1,159
                                                                 -----------
New Jersey 1.8%
Essex County, New Jersey Utility Authority,
Series 1999, 0.000%, 04/01/2011                        1,000             568

New Jersey Economic Development Authority,
Series 1998, 4.750%, 05/15/2002                          365             364

New Jersey State Transportation Revenue Bonds,
(FSA Insured), Series 1997 A, 5.000%, 06/15/2018         150             150
                                                                 -----------
                                                                       1,082
                                                                 -----------
New Mexico 2.7%
Bernalillo County, New Mexico General
Obligation Bonds, Series 1997, 4.750%, 12/01/2013        150             152

Los Alamos County, Utility Revenue Bonds,
Series 1994 A, 6.000%, 07/01/2008                      1,000           1,099

Santa Fe County, El Castillo Retirement Nursing
Home Bonds, Series 1998 A, 5.250%, 05/15/2007            315             311
                                                                 -----------
                                                                       1,562
                                                                 -----------
New York 14.8%
New York City General Obligation Bonds,
Series 1995 B, 6.750%, 08/15/2003                      1,000           1,109

New York City General Obligation Bonds,
Series 1996 A, 7.000%, 08/01/2007                      1,000           1,170

New York Metropolitan Transit Authority Commuter
Revenue Bonds, Series 1997, 5.500%, 07/01/2021         1,000           1,033

New York State Dorm Authority Mental Health Services
Revenue Bonds, Series 1997 B, 6.000%, 08/15/2005       1,850           2,029

New York State Dorm Authority Revenue Bonds,
Series 1998 B, 4.900%, 02/15/2009                        100             102

New York State Environmental Facilities Special
Obligation Revenue Bonds, Series 1996,
5.125%, 04/01/2022                                     1,000           1,002

State of New York Thruway Authority Revenue Bonds,
(AMBAC-TCRS Insured), Series 1996,
6.000%, 04/01/2005                                     1,000           1,103

State of New York Thruway Authority Revenue Bonds,
(MBIA Insured), Series 1995 A, 5.500%, 04/01/2015      1,000           1,046
                                                                 -----------
                                                                       8,594
                                                                 -----------
North Carolina 3.6%
North Carolina Municipal Power Agency, Catawaba
Electric Revenue Bonds, (AMBAC Insured),
Series 1992, 6.000%, 01/01/2008                        1,000           1,116

North Carolina State School Improvement Bonds,
Series 1998, 4.750%, 04/01/2012                        1,000           1,016
                                                                 -----------
                                                                       2,132
                                                                 -----------
North Dakota 1.8%
Mercer County Pollution Control Revenue Bonds,
Series 1991, 6.900%, 02/01/2019                        1,000           1,071
                                                                 -----------
Ohio 3.7%
Cleveland Water and Sewer Refunding and
Improvement Revenue Bonds, (MBIA Insured),
Series 1993 G, Number 1, 5.500%, 01/01/2021            1,000           1,085

Ohio State Water Development Authority Pollution
Control Revenue Bonds, (MBIA Insured),
Series 1995, 6.000%, 06/01/2005                        1,000           1,106
                                                                 -----------
                                                                       2,191
                                                                 -----------
Pennsylvania 3.8%
Delaware County, Pennsylvania Hospital Revenue Bonds,
Series 1998, 4.900%, 12/01/2008                          100             101

Pennsylvania State Higher Educational Facilities
Health Services Revenue Bonds, Series 1994 B,
2.750%, 1/01/2024 (b)                                    100             100

Philadelphia Gas Revenue Bonds, (FSA Insured),
Series 1998 C, 4.600%, 07/01/2008                        100             102

Philadelphia, Pennsylvania Authority for Industrial
Development, Series 1996, 3.200%, 12/01/2008 (b)         300             300

Pittsburgh, Pennsylvania General Obligation Bonds,
(AMBAC Insured), Series 1993 A, 5.500%, 09/01/2014     1,525           1,645
                                                                 -----------
                                                                       2,248
                                                                 -----------
South Carolina 1.8%
Piedmont Municipal Power Agency Electric
Revenue Bonds, (MBIA Insured), Series 1996 B,
5.250%, 01/01/2013                                     1,000           1,038
                                                                 -----------

Tennessee 3.5%
Memphis-Shelby County Tennessee Airport Authority
Special Facilities and Project Revenue Bonds,
Series 1997, 5.350%, 09/01/2012                        1,000           1,041

Nashville & Davidson County, Tennessee
Revenue Bonds, Series 1998, 4.450%, 08/01/2007         1,000           1,001
                                                                 -----------
                                                                       2,042
                                                                 -----------
Texas 12.8%
Bexar, Texas Metro Water District Waterworks
System Revenue Bonds, (MBIA Insured),
Series 1998, 0.000%, 05/01/2035                        2,190             312

Board of Regents of the University of Texas System,
Revenue Financing System Refunding Bonds,
Prefunded and Unrefunded Series 1991 B,
6.750%, 08/15/2013                                       735             789

Houston, Texas Revenue Bonds, Series 1998,
0.000%, 09/15/2009.                                      175             109

Houston, Texas, Water & Sewer System Revenue
Bonds, Series 1993 B, 5.000%, 12/01/2018               2,000           2,002

Nueces County, Texas Health Facilities,
(BankOne Texas N.A. Insured), Series 1985,
2.700%, 07/01/2015                                       300             300

San Antonio, Texas Refunding Bonds, Series 1998,
5.000%, 02/01/2014                                     1,380           1,399

Texas Municipal Power Agency, Series 1993,
0.000%, 09/01/2015                                     3,000           1,320

University of Texas Revenue Bonds, Series 1996,
5.250%, 08/15/2007                                     1,000           1,071

Waco, Texas General Obligation Bonds, Series 1997,
4.800%, 02/01/2011                                       150             152
                                                                 -----------
                                                                       7,454
                                                                 -----------

                                                      See accompanying notes  53

Municipal Bond Fund
March 31, 1999
                                                        Principal
                                                           Amount        Value
                                                           (000s)       (000s)
--------------------------------------------------------------------------------
Washington State 1.7%
Washington State Health Care Facility, Series 1985,
3.100%, 10/01/2005 (b)                               $       400   $       400

Washington State Public Power Supply System
Nuclear Project Revenue Bonds, (BIG Insured),
Series 1989, 0.000%, 07/01/2014                            1,270           600
                                                                   -----------
                                                                         1,000
                                                                   -----------
West Virginia 0.4%
Kanawha Putnam County Huntington Charleston
West Virginia Single family Mortgage, Series 1984 A,
0.000%, 12/01/2016                                           550           222
                                                                   -----------

Total Municipal Bonds & Notes                                           58,206
(Cost $55,380)                                                     ===========

  SHORT-TERM INSTRUMENTS 0.3%

State Street Global Advisors Tax Free Money Market
        2.51% due 04/01/1999                                 171           171
                                                                   -----------

Total Short-Term Instruments                                               171
(Cost $171)                                                        ===========

Total Investments (a) 99.7%                                        $    58,377
(Cost $55,551)

Other Assets and Liabilities (Net) 0.3%                                    181
                                                                   -----------

Net Assets 100.0%                                                  $    58,558
                                                                   ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $55,551 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                            $     2,835

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (9)
                                                                   -----------

Unrealized appreciation-net                                        $     2,826
                                                                   ===========

(b) Variable rate security. The rate listed is as of March 31, 1999.


54  See accompanying notes

Schedule of Investments

Real Return Bond Fund
March 31, 1999

                                                   Principal
                                                      Amount            Value
                                                     (000's)          (000's)
CORPORATE BONDS & NOTES 23.6%

Banking & Finance 20.3%
Chase Manhattan Corp.
        5.518% due 12/10/2001 (d)                $       500      $       505
Ford Motor Credit Corp.
        5.525% due 02/13/2003 (d)                        350              349
General Motors Acceptance Corp.
        5.707% due 11/09/2000 (d)                        500              502
Heller Financial, Inc.
        5.323% due 02/05/2001                            400              401
HRPT Properties Trust
        5.658% due 07/09/1999                            250              249
J.P. Morgan & Co.
        5.459% due 02/15/2012                            700              620
Korean Export-Import Bank
        6.500% due 10/06/1999                            250              248
Lehman Brothers Holdings, Inc.
        9.875% due 10/15/2000                            250              264
        5.900% due 04/01/2002 (d)                        500              500
Merrill Lynch & Co.
        5.348% due 02/08/2002 (d)                        400              400
Morgan Stanley, Dean Witter, Discover and Co.
        6.002% due 11/13/2000 (d)                        250              251
Residential Reinsurance
        9.180% due 06/01/1999 (d)                        357              361
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                            725              706
Toyota Motor Credit Corp.
        4.659% due 02/15/2002                            400              385
                                                                  -----------
                                                                        5,741
                                                                  ===========
Industrials 3.3%
Langdell
        9.978% due 07/30/1999 (d)                        200              201
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)                        500              466
Time Warner, Inc.
        4.900% due 07/29/1999                            250              250
                                                                  -----------
                                                                          917
                                                                  -----------
Total Corporate Bonds & Notes                                           6,658
(Cost $6,695)                                                     ===========

U.S. GOVERNMENT AGENCIES (d) 29.6%

Federal Home Loan Bank
        4.609% due 02/15/2002                          2,985            2,912
Federal National Mortgage Assn.
        5.328% due 03/13/2002                          2,000            1,949
New York City
        5.278% due 08/01/2002                            196              194
Student Loan Marketing Assn.
        4.129% due 02/20/2000                            250              248
        4.975% due 07/25/2004                            131              130
        5.008% due 10/25/2004                            163              163
        5.098% due 04/25/2006                          2,323            2,315
        5.208% due 01/25/2007                            427              426
                                                                  -----------
Total U.S. Government Agencies                                          8,337
(Cost $8,302)                                                     ===========

U.S. TREASURY OBLIGATIONS (g)(h) 95.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002                          5,442            5,408
        3.375% due 01/15/2007                         11,406           10,986
        3.625% due 01/15/2008                          6,813            6,657
        3.625% due 04/15/2028                          4,063            3,888
                                                                  -----------
Total U.S. Treasury Obligations                                        26,939
(Cost $27,140)                                                    ===========

MORTGAGE-BACKED SECURITIES 6.5%

Collateralized Mortgage Obligations 1.8%
Comed Transitional Funding Trust
        5.375% due 03/25/2002                            400              397
Federal Home Loan Mortgage Corp.
        6.500% due 01/25/2028                            100               97
                                                                  -----------
                                                                          494
                                                                  ===========
Federal Housing Administration 1.1%
        7.430% due 12/01/2020                            309              317
                                                                  -----------
Federal National Mortgage Association 3.6%
        6.500% due 06/25/2009                             89               88
        7.775% due 10/01/2024 (d)                        918              938
                                                                  -----------
                                                                        1,026
                                                                  -----------
Total Mortgage-Backed Securities                                        1,837
(Cost $1,836)                                                     ===========

ASSET-BACKED SECURITIES 20.0%

AFC Home Equity Loan Trust
        5.157% due 03/25/2027 (d)                        409              409
Capital Equipment Receivables Trust
        6.030% due 02/15/2000                             95               95
        6.120% due 09/15/2000                            600              604
Conti Mortgage Home Equity Loan Trust
        6.020% due 01/25/2014                            500              500
EQCC Home Equity Loan Trust
        5.202% due 03/20/2029                            500              500
First Plus Home Loan Trust
        6.450% due 02/10/2009                            421              421
IMC Home Equity Loan Trust
        5.075% due 05/21/2012 (d)                         39               39
        6.610% due 06/20/2013                            500              504
NationsBank Auto Owner Trust
        6.375% due 07/15/2000                             25               25
Pacific Southwest Bank
        6.060% due 06/15/2002                             45               45
Premiere Auto Trust
        6.150% due 03/06/2000                             21               21
        5.510% due 07/08/2001                            500              500
Residential Funding Mortgage Securities, Inc.
        5.460% due 07/25/2029                            500              498
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                            724              729
WMC Mortgage Loan
        5.168% due 03/20/2028                            749              749
                                                                  -----------
Total Asset-Backed Securities                                           5,639
(Cost $5,621)                                                     ===========

FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 6.0%

Commonwealth of New Zealand
        4.500% due 02/15/2016                   N$     1,300              704
Fuji International Finance Trust
        0.250% due 12/31/2002                   JY    12,000               59
Republic of France
        3.000% due 07/25/2009                   EC       379              409
Tokai Bank
        2.750% due 10/04/2004                   JY    16,000              104
United Mexican States
        3.850% due 12/31/2019                         35,000              246
        6.630% due 12/31/2019                   FF     1,500              185
                                                                  -----------
Total Foreign Currency-Denominated Issues                               1,707
(Cost $1,700)                                                     ===========

SHORT-TERM INSTRUMENTS 5.5%

Repurchase Agreement 2.1%
State Street Bank
        4.000% due 04/01/1999                    $       579              579
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 7.500% 10/31/1999 valued at
        $591,239. Repurchase proceeds are $579,064.)

                                                      See accompanying notes  55

Real Return Bond Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
U.S. Treasury Bills (e)(f) 3.4%
        4.493% due 05/27/1999-03/30/2000         $       1,010      $       965
                                                                    -----------
Total Short-Term Instruments                                              1,544
(Cost $1,543)                                                       ===========

Total Investments (a) 186.7%                                        $    52,661
(Cost $52,837)

Other Assets and Liabilities (Net) (86.7%)                              (24,450)
                                                                    -----------
Net Assets 100.0%                                                   $    28,211
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $52,851 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                             $       139

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                    (329)
                                                                    -----------
Unrealized depreciation-net                                         $      (190)
                                                                    ===========

(b) Foreign forward currency contracts outstanding at March 31, 1999:

                          Principal
                             Amount                          Unrealized
                         Covered by    Settlement         Appreciation/
Type     Currency          Contract         Month        (Depreciation)
-----------------------------------------------------------------------
Sell           EC               570       11/1999          $         52
Sell           JY            10,272       05/1999                     0
Sell                         27,245       02/2000                     9
Sell           N$               814       04/1999                    (4)
Sell                            503       05/1999                     0
                                                           ------------
                                                           $         57
                                                           ============

(c) Principal amount denoted in indicated currency:

        EC  -  European Currency Unit
        FF  -  French Franc
        JY  -  Japanese Yen
        N$  -  New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Securities with an aggregate market value of $965 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                   Unrealized
Type                                       Contracts             Appreciation
-----------------------------------------------------------------------------
10 Year Euro-Bond EUX (06/1999)                    3            $           1

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Subject to a financing transaction.


56  See accompanying notes

Schedule of Investments

Short-Term Fund
March 31, 1999

                                                    Principal
                                                      Amount          Value
                                                      (000s)          (000s)

 CORPORATE BONDS & NOTES 26.8%
Banking & Finance 13.6%
BankBoston Corp.
        6.125% due 03/15/2002                        $ 1,000         $ 1,008
Bankers Trust Corp.
        5.100% due 05/11/2003 (d)                     11,000          11,054
Capital One Bank
        6.740% due 05/31/1999                            875             876
Caterpillar Financial Service Corp.
        4.220% due 04/01/1999 (d)                      2,000           2,000
Dean Witter Discover
        5.222% due 02/13/2001 (d)                      5,000           4,992
Donaldson, Lufkin & Jenrette
        5.688% due 05/25/2026 (d)                        437             437
Ford Motor Credit Corp.
        5.104% due 08/27/2001 (d)                      3,000           2,995
        5.150% due 03/19/2002                          4,295           4,290
General Motors Acceptance Corp.
        8.400% due 10/15/1999                          2,450           2,488
        5.160% due 01/08/2002 (d)                      1,000           1,001
        5.100% due 08/18/2003 (d)                     16,575          16,498
Goldman Sachs Group
        5.030% due 07/31/2000 (d)                      8,000           8,018
Heller Financial, Inc.
        5.211% due 04/22/2002 (d)                     15,000          15,008
Lehman Brothers, Inc.
        4.590% due 09/01/1999 (d)                      3,000           2,989
        4.990% due 08/11/2000 (d)                      3,000           2,989
Mid-Amercian Funding LLC
        5.850% due 03/01/2001                          1,000           1,002
Nacional Financiera Trust
        8.356% due 03/31/1999 (d)                         11              11
Residential Funding
        7.254% due 12/01/2018 (d)                      1,394           1,423
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                          3,108           3,028
                                                                     -------
                                                                      82,107
                                                                     =======
Industrials 8.1%
Amerco, Inc.
        6.890% due 10/15/2000                          5,000           4,903
Champion International Corp.
        7.700% due 12/15/1999                         10,000          10,145
COFIRI International, Inc.
        5.267% due 10/27/2000 (d)                      2,000           1,994
ITT Corp.
        6.250% due 11/15/2000                          3,000           2,924
Maytag Corp.
        8.875% due 07/15/1999                            500             505
Occidental Petroleum
        7.650% due 12/01/1999                          5,000           5,046
Pepsi Bottling Group, Inc.
        5.250% due 03/06/2000 (d)                     20,000          19,992
Time Warner, Inc.
        6.100% due 12/30/2001                          3,000           3,016
                                                                     -------
                                                                      48,525
                                                                     =======
Utilities 5.1%
Central Maine Power Co.
        6.500% due 06/14/2000                          7,800           7,790
Niagara Mohawk Power
        9.990% due 05/11/2004                          1,500           1,518
Pennsylvania Power & Light
        6.000% due 06/01/2000                         19,000          19,126
System Energy Resources
        7.625% due 04/01/1999                          2,500           2,500
                                                                     -------
                                                                      30,934
                                                                     -------
Total Corporate Bonds & Notes                                        161,566
(Cost $161,427)                                                      =======


U.S. GOVERNMENT AGENCIES 2.8%

Student Loan Marketing Assn.
        5.070% due 04/25/2004 (d)                      2,965           2,935
        5.178% due 04/25/2007 (d)                     13,612          13,614
                                                                     -------
Total U.S. Government Agencies                                        16,549
(Cost $16,574)                                                       =======


U.S. TREASURY OBLIGATIONS 1.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (f)                    $ 5,129         $ 5,097
        3.625% due 01/15/2008 (f)(g)                   1,119           1,093
        3.875% due 01/15/2009 (f)(g)                   1,903           1,898
U.S. Treasury Notes
        5.750%  due     10/31/2000                     1,000           1,011
                                                                     -------
Total U.S. Treasury Obligations                                        9,099
(Cost $9,124)                                                        =======

MORTGAGE-BACKED SECURITIES 45.8%

Collateralized Mortgage Obligations 29.9%
CMC Securities Corp.
        7.500% due 02/25/2023                          7,337           7,410
Dime Savings
        7.050% due 11/01/2018 (d)                        356             327
Donaldson, Lufkin & Jenrette
        6.510% due 10/17/2020 (d)                        850             875
        7.790% due 09/01/2021 (d)                         47              47
        6.946% due 06/25/2022 (d)                        301             303
        7.488% due 05/25/2023 (d)                        281             284

Federal Home Loan Mortgage Corp.
        6.210% due 02/25/2000                          3,553           3,557
        6.000% due 03/15/2005                          2,128           2,136
        6.000% due 02/15/2007                          1,375           1,382
        6.500% due 10/25/2014                          8,264           8,252
        5.750% due 10/15/2016                            154             155

Federal National Mortgage Assn.
        6.500% due 10/18/2006                          1,171           1,174
        6.000% due 02/25/2008                          1,893           1,889
        5.358% due 07/25/2008 (d)                      1,782           1,767
        5.800% due 08/25/2015                            720             719
        6.000% due 08/18/2016                         47,726          47,872
        6.500% due 11/25/2017                          8,337           8,337
        5.875% due 03/25/2018                            212             213
        7.000% due 05/25/2018                          5,901           5,917
        5.850% due 05/25/2019                          2,612           2,609
        6.000% due 06/25/2020                            417             416
        6.000% due 08/25/2020                          3,686           3,686
        5.000% due 02/25/2022                            248             244
        6.500% due 09/18/2023                          2,943           2,964
        9.011% due 06/25/2032                         13,657          14,906

First Plus Home Loan Trust
        6.060% due 09/10/2011                          5,000           5,021
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                          9,164           9,251
Greenwich
        7.634% due 04/25/2022 (d)                        128             131
        6.818% due 10/25/2022 (d)                         91              92
Housing Securities, Inc.
        6.000% due 02/25/2008                          3,012           3,018
Independent National Mortgage Corp.
        7.250% due 11/25/2010                          4,000           4,072
Prudential Bache
        5.941% due 09/01/2018 (d)                         31              30
Prudential Home Mortgage Securities
        6.950% due 11/25/2022                            233             231
Resolution Trust Corp.
        6.733% due 06/25/2024 (d)                        354             353
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                         20,033          19,733
Structured Asset Securities Corp.
        7.000% due 01/20/2021                          3,102           3,120
        5.439% due 10/25/2028 (d)                      3,067           3,073
Structured Mortgage Asset Residential Trust
        6.500% due 08/25/2021                            164             164
TMA Mortgage Funding Trust                            14,300          14,296
        5.319% due 01/25/2029                                        -------
                                                                     180,026
                                                                     =======
Federal Home Loan Mortgage Corporation 1.1%
        6.250% due 10/15/2016                            827             826
        7.500% due 11/01/2001                          5,408           5,508
                                                                     -------
                                                                       6,334
                                                                     =======

Federal National Mortgage Association 4.9%
        6.000% due 12/18/2014                         11,071          11,076
        6.150% due 09/25/2016                         10,163          10,186

                                                      See accompanying notes  57

Short-Term Fund
March 31, 1999

                                                   Principal
                                                      Amount          Value
                                                      (000s)          (000s)
================================================================================
        8.000% due 06/01/2027                       $  5,301        $  5,518
        8.500% due 01/01/2026                          2,714           2,856
                                                                    --------
                                                                      29,636
                                                                    ========
Government National Mortgage Association 9.5%
        6.125% due 11/20/2026 (d)                     19,957          20,242
        6.625% due 09/20/2023-08/20/2027 (d)(e)       11,783          11,987
        6.875% due 02/20/2024-04/20/2025 (d)(e)       15,256          15,490
        8.500% due 06/20/2027                          9,368           9,823
                                                                    --------
                                                                      57,542
                                                                    ========
Other Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn.
        1.000% due 06/25/2023                             26              26
First Nationwide Trust
        6.798% due 10/25/2018 (d)                         13              13
Resolution Trust Corp.
        6.609% due 05/25/2029 (d)                        787             785
                                                                    --------
                                                                         824
                                                                    ========
Stripped Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp. (IO)
        7.000% due 06/15/2019                          6,973             697
Federal National Mortgage Assn. (IO)
        7.000% due 07/25/2006                          2,083             191
        6.500% due 12/25/2006                          4,610             253
        6.500% due 06/25/2017                          2,401             147
        6.500% due 10/25/2023                          2,095             285
                                                                    --------
                                                                       1,573
                                                                    --------
Total Mortgage-Backed Securities                                     275,935
(Cost $275,240)                                                     ========

ASSET-BACKED SECURITIES 4.9%
Banc One Auto Grantor Trust
        6.290% due 07/20/2004                          4,362           4,410
Community Trust Bancorp, Inc.
        6.500% due 09/15/2003                          1,985           1,997
Empire Funding Home Loan Owner Trust
        7.160% due 05/25/2012                         13,046          13,159
Starwood Hotels & Resorts Worldwide, Inc.
        8.687% due 02/23/2003 (d)                     10,000          10,000
                                                                    --------
Total Asset-Backed Securities                                         29,566
(Cost $29,454)                                                      ========

SOVEREIGN ISSUES 3.6%
Air Canada
        5.613% due 07/31/2005 (d)                      2,000           1,824
Korean Export-Import Bank
        6.500% due 05/15/2000                          2,170           2,138
Republic of Argentina
        7.700% due 08/15/1999 (d)                      5,240           5,253
        5.937% due 03/31/2005 (d)                      4,724           4,046
United Mexican States
        6.250% due 06/27/2002 (d)                      9,000           8,580
                                                                    --------
Total Sovereign Issues                                                21,841
(Cost $22,162)                                                      ========

FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 1.6%
Banco Nacional de
Comercio Exterior, S.N.C.
        8.750% due 09/28/2000                   BP     3,000           4,863
Commonwealth of Canada
        4.250% due 12/01/2026                   C$     2,292           1,544
Commonwealth of New Zealand
        4.500% due 02/15/2016                   N$     5,400           2,926
                                                                    --------
Total Foreign Currency-Denominated Issues                              9,333
(Cost $10,040)                                                      ========

SHORT-TERM INSTRUMENTS 12.4%
Commercial Paper 10.2%
Abbott Laboratories
        4.820% due 04/12/1999                         12,000          11,982
American Express
        4.840% due 04/06/1999                          2,400           2,398
Coca-Cola Co.
        4.770% due 04/08/1999                          1,900           1,898
        4.780% due 06/21/1999                          8,600           8,507
Florida Power Corp.
        4.840% due 04/21/1999                            800             798
Ford Motor Credit Corp.
        4.800% due 04/08/1999                          6,200           6,194
General Motors Acceptance Corp.
        4.810% due 04/06/1999                          5,000           4,997
KFW International Finance, Inc.
        4.830% due 04/06/1999                          2,500           2,498
        4.770% due 04/06/1999                          3,400           3,398
        4.790% due 06/24/1999                         10,500          10,383
National Rural Utilities Cooperative
        4.780% due 04/22/1999                          1,600           1,596
        4.820% due 06/10/1999                            100              99
        4.820% due 06/11/1999                          5,600           5,546
Proctor & Gamble Co.
        4.780% due 04/28/1999                            900             897
                                                                    --------
                                                                      61,191
                                                                    ========
Repurchase Agreements 2.2%
State Street Bank
        4.000% due 04/01/1999                          8,396           8,396
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 5.500% 05/31/2000 valued
        at $8,568,914. Repurchase proceeds are
        $8,396,933.)
Daiwa Securities
        4.920% due 04/01/1999                          5,000           5,000
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 8.375% 08/15/2008 valued
        at $5,120,991. Repurchase proceeds are
        $5,000,683.)
                                                                    --------
                                                                      13,396
                                                                    ========
U.S. Treasury Bills 0.0%
        4.310% due 05/27/1999                             10              10
                                                                    --------
Total Short-Term Instruments                                          74,597
(Cost $74,598)                                                      ========

Total Investments (a) 99.4%                                         $598,486
(Cost $598,619)

Other Assets and Liabilities (Net) 0.6%                                3,502
                                                                    --------
Net Assets 100.0%                                                   $601,988
                                                                    ========
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $598,164 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $  2,142

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                  (1,820)
                                                                    --------
Unrealized appreciation-net                                         $    322
                                                                    ========

(b) Foreign forward currency contracts outstanding at March 31, 1999:

                                 Principal
                                    Amount                         Unrealized
                                Covered by       Settlement     Appreciation/
Type            Currency          Contract            Month    (Depreciation)
-----------------------------------------------------------------------------
Sell               BP                3,090          04/1999         $   (18)
Sell               C$                2,390          04/1999              (8)
Sell               N$                5,023          04/1999              20
Sell                                   381          05/1999              (2)
                                                                    --------
                                                                    $    (8)
                                                                    ========
(c) Principal amount denoted in indicated currency:
         BP - British Pound
         C$ - Canadian Dollar
         N$ - New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to a financing transaction.


58  See accompanying notes

Schedule of Investments

StocksPLUS Fund
March 31, 1999

                                                   Principal
                                                      Amount            Value
                                                      (000s)           (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 39.9%

Banking & Finance 28.4%
AT&T Capital Corp.
        6.920% due 04/29/1999                    $     5,725      $     5,730
Bankers Trust Corp.
        5.100% due 05/11/2003 (d)                     20,000           20,099
Caterpillar Financial Service Corp.
        4.220% due 04/01/1999 (d)                      2,000            2,000
CIT Group, Inc.
        6.200% due 10/20/2000                         10,000           10,086
Edison Funding
        6.000% due 09/20/1999                         15,000           15,062
Finova Capital Corp.
        5.250% due 06/18/2003 (d)                     25,000           24,813
Ford Motor Credit Corp.
        7.020% due 10/10/2000                         11,000           11,261
        5.150% due 03/19/2002                            590              589
        5.525% due 02/13/2003 (d)                     15,000           14,949
General Motors Acceptance Corp.
        4.991% due 10/22/2001 (d)                      1,600            1,601
        5.375% due 12/17/2001 (d)                      2,000            2,010
        5.080% due 02/25/2002 (d)                      1,000            1,002
        5.100% due 08/18/2003 (d)                     35,300           35,135
Goldman Sachs Group
        5.490% due 01/16/2001 (d)                      5,000            5,028
        5.151% due 01/25/2001 (d)                     10,000           10,024
        5.530% due 02/19/2004 (d)                     10,000            9,995
Heller Financial, Inc.
        5.330% due 09/25/2000                         15,500           15,534
Household Finance Corp.
        5.120% due 06/22/2001 (d)                      5,000            5,001
HRPT Properties Trust
        5.658% due 07/09/1999                          5,000            4,978
Lehman Brothers, Inc.
        4.990% due 08/11/2000 (d)                      9,400            9,366
MBNA America Bank NA
        5.311% due 10/18/1999 (d)                     10,000            9,999
MBNA Corp.
        5.320% due 09/13/2001 (d)                      4,000            3,986
Merrill Lynch & Co.
        5.598% due 10/10/2000 (d)                      3,000            3,014
        5.750% due 11/20/2000                         10,000           10,035
        5.070% due 06/18/2001 (d)                     10,000           10,010
        5.508% due 01/11/2002 (d)                      8,550            8,594
        5.345% due 02/01/2002 (d)                     24,500           24,569
        5.174% due 02/04/2003 (d)                      6,000            6,016
Nacional Financiera
        8.649% due 12/01/2000 (d)                     10,000           10,200
Residential Reinsurance
        9.180% due 06/01/1999 (d)                      4,500            4,551
Salomon, Inc.
        4.704% due 04/05/1999 (d)                        500              500
Salomon, Smith Barney Holdings
        5.875% due 02/01/2001                          5,000            5,007
        3.650% due 02/14/2002                          2,072            2,019
        5.220% due 04/01/2002 (d)                      3,600            3,599
        5.250% due 03/26/2003                          5,000            4,973
Sanwa Business Credit
        5.695% due 07/13/2001 (d)                     10,000           10,016
Steers Securities
        6.438% due 05/12/1999 (d)                     20,000           20,000
                                                                  -----------
                                                                      341,351
                                                                  ===========
Industrials 8.4%
Amerco, Inc.
        6.890% due 10/15/2000                         16,800           16,474
Black & Decker
        6.450% due 12/20/2001 (d)                      7,250            7,303
COFIRI International, Inc.
        5.267% due 10/27/2000 (d)                      2,000            1,994
Columbia/HCA Healthcare
        6.410% due 06/15/2000                          5,000            4,908
Delta Air Lines
        6.034% due 06/29/1999 (d)(g)                   5,000            5,002
Marlin Water Trust
        7.090% due 12/15/2001                          5,000            5,069
Merita
        5.378% due 12/01/2005 (d)                      1,000              987
Norfolk Southern Corp.
        6.700% due 05/01/2000                          2,600            2,629
Petroleos Mexicanos
        7.600% due 06/15/2000                          2,050            2,047
RJR Nabisco
        8.300% due 04/15/1999                          2,300            2,301
        8.000% due 07/15/2001                            500              513
TCI Communications, Inc.
        7.250% due 06/15/1999                         30,000           30,138
        5.640% due 04/03/2002 (d)                     11,600           11,820
        5.700% due 03/11/2003 (d)                      4,000            4,090
Tenneco, Inc.
       10.075% due 02/01/2001                          1,400            1,499
Williams Co., Inc.
        5.950% due 02/15/2000 (d)                      4,200            4,204
                                                                  -----------
                                                                      100,978
                                                                  ===========
Utilities 3.1%
Beaver Valley Funding Corp.
        8.250% due 06/01/2003                          2,279            2,325
Niagara Mohawk Power
        7.000% due 10/01/2000                          5,000            5,051
        7.125% due 07/01/2001                          9,000            9,149
North Atlantic Energy
        9.050% due 06/01/2002                          1,220            1,259
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)                     15,000           15,011
Western Massachusetts Electric
        7.750% due 12/01/2002                          4,000            4,081
                                                                  -----------
                                                                       36,876
                                                                  -----------
Total Corporate Bonds & Notes                                         479,205
(Cost $477,537)                                                   ===========


U.S. GOVERNMENT AGENCIES 1.4%

Student Loan Marketing Assn
        5.038% due 10/25/2005 (d)                     12,512           12,480
        5.098% due 04/25/2006 (d)                      4,491            4,476
                                                                  -----------
Total U.S. Government Agencies                                         16,956
(Cost $16,915)                                                    ===========


U.S. TREASURY OBLIGATIONS 1.8%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (e)                     21,850           21,713
                                                                  -----------
Total U.S. Treasury Obligations                                        21,713
(Cost $21,776)                                                    ===========


MORTGAGE-BACKED SECURITIES 23.7%

Collateralized Mortgage Obligations 8.3%
Bank Mart
        6.883% due 03/01/2019 (d)(g)                   6,273            6,374
Citicorp Mortgage Securities, Inc.
        7.044% due 09/25/2018 (d)                         57               57
Countrywide Home Loans
        6.050% due 04/25/2029                          6,600            6,592
Donaldson, Lufkin & Jenrette
        6.510% due 10/17/2020 (d)                        241              248
Federal National Mortgage Association
        8.005% due 04/25/2020 (d)                         57               57
GE Capital Mortgage Services, Inc.
        6.300% due 09/25/2023                          2,000            2,009
Greenwich
        6.818% due 10/25/2022 (d)                         23               23
Headlands Mortgage Securities, Inc.
        7.250% due 11/25/2027                         10,456           10,633
ICI Funding Corp. Secured Assets Corp.
        7.650% due 07/25/2028                         11,146           11,305
PaineWebber Mortgage
        6.503% due 02/25/2001 (d)                        853              852
PNC Mortgage Securities Corp.
        6.625% due 03/25/2028                         11,947           11,995


                                                      See accompanying notes  59

StocksPLUS Fund
March 31, 1999


                                                                 Principal
                                                                    Amount                     Value
                                                                    (000s)                    (000s)
----------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust
        6.500% due 03/25/2029                                $       6,000               $     5,992
Residential Funding Mortgage Securities, Inc.
        6.178% due 03/25/2018 (d)                                    2,294                     2,283
Resolution Trust Corp.
        8.000% due 07/25/2024                                        1,031                     1,027
        5.900% due 05/25/2029 (d)                                      292                       293
Structured Asset Mortgage Investments, Inc.
        8.992% due 06/25/2029                                       28,277                    29,646
Structured Asset Securities Corp.
        7.750% due 02/25/2028                                          679                       686
        5.439% due 10/25/2028 (d)                                    3,067                     3,073
TMA Mortgage Funding Trust
        5.319% due 01/25/2029                                        7,200                     7,198
                                                                                         -----------
                                                                                             100,343
                                                                                         ===========
Federal Home Loan Mortgage Corporation 4.8%
        6.666% due 07/01/2019 (d)                                    1,654                     1,681
        7.163% due 12/01/2022 (d)                                      756                       778
        7.364% due 06/01/2022 (d)                                      546                       558
        7.500% due 11/01/2025-04/14/2029 (c)                        53,018                    54,496
        8.500% due 04/01/2025-06/01/2025 (c)                           264                       278
                                                                                         -----------
                                                                                              57,791
                                                                                         ===========
Federal National Mortgage Association 1.3%
        5.904% due 07/01/2018 (d)                                      581                       586
        5.905% due 04/01/2018-05/01/2036 (c)(d)                      1,157                     1,164
        5.909% due 08/01/2029 (d)                                      366                       368
        5.916% due 05/01/2036 (d)                                    6,312                     6,354
        5.940% due 05/01/2017 (d)                                      356                       360
        5.941% due 11/01/2018-11/01/2028 (c)(d)                      5,330                     5,362
        5.946% due 11/01/2035 (d)                                      559                       562
        5.964% due 02/01/2031 (d)                                      112                       113
        7.337% due 05/01/2022 (d)                                      394                       406
                                                                                         -----------
                                                                                              15,275
                                                                                         ===========
Government National Mortgage Association 9.0%
        6.125% due 12/20/2022-12/20/2027 (c)(d)                     13,165                    13,344
        6.500% due 01/20/2028-05/24/2029 (c)(d)                     53,505                    53,354
        6.625% due 07/20/2018-07/20/2023 (c)(d)                     22,383                    22,754
        6.875% due 02/20/2026-04/20/2027 (c)(d)                     18,745                    19,031
                                                                                         -----------
                                                                                             108,483
                                                                                         ===========
Other Mortgage-Backed Securities 0.2%
California Federal Savings & Loan
        6.644% due 01/01/2019 (d)                                       37                        37
Fund America
        7.187% due 06/25/2023 (d)                                      155                       159
Great Western Savings & Loan
        6.389% due 01/25/2018 (d)                                       74                        74
J.P. Morgan & Co.
        6.937% due 01/25/2018 (d)                                      658                       658
Resolution Trust Corp.
        6.842% due 12/25/2023 (d)                                       27                        27
Structured Asset Securities Corp.
        6.811% due 09/25/2036 (d)                                    1,178                     1,207
Western Federal Savings & Loan
        6.312% due 10/25/2018 (d)                                       77                        76
        6.821% due 03/25/2019 (d)                                       37                        37
        6.403% due 06/25/2019 (d)                                      222                       220
                                                                                         -----------
                                                                                               2,495
                                                                                         ===========
Stripped Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp. (IO)
        6.500% due 08/15/2006                                        3,896                       267
        992.576% due 07/15/2016                                          3                         3
        7.500% due 08/15/2019                                        2,282                        97
Federal National Mortgage Assn. (IO)
        6.000% due 11/25/2000                                          456                        21
        7.000% due 07/25/2006                                          417                        38
        6.500% due 02/25/2021 (d)                                    4,237                       375
        7.000% due 07/25/2021                                          960                       132
        6.500% due 03/25/2023                                        5,778                       729
                                                                                         -----------
                                                                                               1,662
                                                                                         -----------
Total Mortgage-Backed Securities                                                             286,049
(Cost $285,442)                                                                          ===========


 ASSET-BACKED SECURITIES 0.4%

Community Trust Bancorp, Inc.
        6.500% due 09/15/2003                                        2,316                     2,330
Green Tree Financial Corp.
        6.220% due 02/15/2029                                        2,273                     2,276
                                                                                         -----------
Total Asset-Backed Securities                                                                  4,606
(Cost $4,589)                                                                            ===========


 SOVEREIGN ISSUES 4.7%

Air Canada
        5.613% due 07/31/2005 (d)                                   12,000                    10,943
Cemex SA
        10.750% due 07/15/2000                                       3,650                     3,780
Hydro Quebec
        5.187% due 09/29/2049 (d)                                    1,000                       825
Republic of Argentina
        5.937% due 03/31/2005 (d)                                   16,833                    14,414
        12.110% due 04/10/2005 (d)                                   7,000                     6,475
Republic of Korea
        7.562% due 04/07/1999 (d)                                   10,000                    10,003
United Mexican States
        6.250% due 06/27/2002 (d)                                   10,000                     9,534
                                                                                         -----------
Total Sovereign Issues                                                                        55,974
(Cost $58,185)                                                                           ===========

 FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.7%

Commonwealth of Canada
        4.250% due 12/01/2026                               C$       5,210                     3,510
Commonwealth of New Zealand
        4.500% due 02/15/2016                               N$       9,750                     5,283
Kingdom of Sweden
        10.250% due 05/05/2000 (f)                          SK       1,000                       131
                                                                                         -----------
Total Foreign Currency-Denominated Issues                                                      8,924
(Cost $10,497)                                                                           ===========

 PURCHASED PUT OPTIONS 0.0%

Eurodollar June Futures (CME)
        Strike @ 92.75 Exp. 06/14/1999                       $       3,463                        17
Eurodollar December Futures (CME)
        Strike @ 92.00 Exp. 12/13/1999                               1,750                         9
                                                                                         -----------
Total Purchased Put Options                                                                       26
(Cost $73)                                                                               ===========

 SHORT-TERM INSTRUMENTS 34.2%

Certificate of Deposit 0.4%
Nacional Financial
        6.305% due 07/15/1999                                        5,000                     4,975
                                                                                         -----------
Commercial Paper 27.0%
Abbott Laboratories
        4.820% due 04/09/1999                                       11,400                    11,388
        4.820% due 04/12/1999                                        5,200                     5,192
American Express
        4.770% due 04/05/1999                                       20,000                    19,989
        4.790% due 04/06/1999                                        8,500                     8,494
American Express Credit
        4.830% due 04/19/1999                                       10,000                     9,976
Ameritech Corp.
        4.800% due 04/12/1999                                       36,700                    36,646
Cemex SA
        7.239% due 08/11/1999                                       15,000                    14,733
Coca-Cola Co.
        4.770% due 04/08/1999                                        8,700                     8,692
        4.810% due 05/27/1999                                        1,500                     1,489
E.I. Du Pont de Nemours
        4.770% due 04/05/1999                                        9,500                     9,495
        4.810% due 04/23/1999                                       20,400                    20,340
        4.800% due 06/07/1999                                        8,700                     8,621


60  See accompanying notes


                                                                 Principal
                                                                    Amount           Value
                                                                    (000s)          (000s)
------------------------------------------------------------------------------------------
Ford Motor Credit Corp.
        4.800% due 04/06/1999                                  $    20,000     $    19,987
        4.840% due 04/23/1999                                        4,700           4,686
General Electric Capital Corp.
        4.860% due 04/16/1999                                       29,200          29,141
        4.840% due 04/26/1999                                        5,000           4,983
        4.840% due 04/30/1999                                        4,000           3,984
General Motors Acceptance Corp.
        4.820% due 04/06/1999                                        5,000           4,997
IBM Corp.
        4.810% due 04/21/1999                                        8,900           8,876
        4.840% due 05/03/1999                                       10,500          10,455
Imperial Tobacco PLC
        5.170% due 07/29/1999                                       20,000          19,679
KFW International Finance, Inc.
        4.830% due 04/06/1999                                        3,200           3,198
National Rural Utilities Cooperative
        4.810% due 05/25/1999                                        6,400           6,354
        4.820% due 06/11/1999                                       20,800          20,599
        4.820% due 06/17/1999                                        7,900           7,818
Proctor & Gamble Co.
        4.820% due 04/19/1999                                        2,300           2,294
        4.780% due 04/28/1999                                        6,000           5,978
Shell Oil Co.
        4.790% due 06/04/1999                                       16,100          15,963
                                                                               -----------
                                                                                   324,047
                                                                               ===========
Repurchase Agreements 2.0%
State Street Bank
        4.000% due 04/01/1999                                        2,716           2,716
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 7.500% 10/31/1999 valued at $2,773,069.
        Repurchase proceeds are $2,716,302.)

Daiwa Securities
        4.920% due 04/01/1999                                       21,000          21,000
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Bill 4.545% 09/23/1999 valued at $21,445,448.
        Repurchase proceeds are $21,002,870.)
                                                                               -----------
                                                                                    23,716
                                                                               ===========
U.S. Treasury Bills (b)(c) 4.8%
        4.404% due 04/29/1999-06/24/1999                            58,060          57,715
                                                                               -----------
Total Short-Term Instruments                                                       410,453
(Cost $410,283)                                                                ===========

Total Investments (a) 106.8%                                                   $ 1,283,906
(Cost $1,285,297)

Written Options (l) (0.0%)                                                             (54)
(Premiums $53)

Other Assets and Liabilities (Net) (6.8%)                                          (82,110)
                                                                               -----------

Net Assets 100.0%                                                              $ 1,201,742
                                                                               ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,285,351 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                      $     3,429

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                         (4,874)
                                                                               -----------

Unrealized depreciation-net                                                    $    (1,445)
                                                                               ===========

(b) Securities with an aggregate market value of $57,715 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
                                                        # of      Appreciation/
Type                                               Contracts     (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                        308     $        (522)
Eurodollar September Futures (09/2000)                   273              (488)
Eurodollar December Futures (12/2000)                    100              (159)
S&P 500 Index (06/1999)                                3,281             2,708
United Kingdom 90 Day LIBOR Futures (03/2000)             33                 0
United Kingdom 90 Day LIBOR Futures (06/1999)            400                (4)
United Kingdom 90 Day LIBOR Futures (06/2000)             53               (14)
United Kingdom 90 Day LIBOR Futures (09/1999)            287               279
                                                                 -------------
                                                                 $       1,800
                                                                 =============

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Principal amount of the security is adjusted for inflation.

(f) Financing transaction.

(g) Restricted security.

(h) Foreign forward currency contracts outstanding at March 31, 1999:

                        Principal
                           Amount                             Unrealized
                       Covered by         Settlement       Appreciation/
Type     Currency        Contract              Month      (Depreciation)
--------------------------------------------------------------------------------
Sell           C$           5,404            04/1999      $         (19)
Sell           N$           8,043            04/1999                 32
Sell                        1,668            05/1999                 (9)
Buy            SK           1,843            04/1999                 (1)
Sell                        1,843            04/1999                 15
Sell                        1,843            05/1999                  1
                                                          -------------
                                                          $          19
                                                          =============

(i) Principal amount denoted in indicated currency:

        C$   -    Canadian Dollar
        N$   -    New Zealand Dollar
        SK   -    Swedish Krona

(j) Swap agreements outstanding at March 31, 1999:

                                                 Notional           Unrealized
Type                                               Amount         Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 06/30/1999                                $   50,000          $         0

Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Morgan Stanley
Exp. 09/30/1999                                    54,785                    0
                                                                   -----------
                                                                   $         0
                                                                   ===========
(k) Principal amount of the security is adjusted for inflation.

(l) Premiums received on written options:


Type                                                  Par              Premium             Value
------------------------------------------------------------------------------------------------
Put - CME Eurodollar December Futures
        Strike @ 94.25 Exp. 12/13/1999         $   58,000          $        20      $         21
Put - CME Eurodollar December Futures
        Strike @ 94.50 Exp. 12/13/1999             58,000                   33                33
                                                                   -----------------------------
                                                                   $        53      $         54
                                                                   =============================

                                                      See accompanying notes  61

Schedule of Investments
Total Return Fund
March 31, 1999

                                          Principal
                                             Amount           Value
                                             (000s)          (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 36.3%

Banking & Finance 23.2%
Abbey National PLC
        6.625% due 05/23/2001              $    240        $    240
        6.700% due 06/29/2049                 5,000           4,888
ABN-AMRO Bank NV
        7.250% due 05/31/2005                   150             156
Aetna, Inc.
        7.250% due 08/15/2023                    50              49
Ahmanson (H.F.) & Co.
        7.650% due 04/15/2000                   175             178
Allstate Corp.
        6.750% due 05/15/2018                   280             282
        6.900% due 05/15/2038                60,400          59,830
American Express
        8.500% due 08/15/2001                   350             371
        5.625% due 01/22/2004                 3,700           3,655
American General Finance
        7.250% due 04/15/2000                   500             509
        6.270% due 06/09/2000                   800             808
        5.875% due 07/01/2000                    75              75
        7.450% due 07/01/2002                   200             209
        6.250% due 12/18/2002                 1,080           1,092
        6.375% due 03/01/2003                   350             356
AON Capital Trust `A'
        8.205% due 01/01/2027                   725             808
Associates Corp. of North America
        7.250% due 09/01/1999                   285             287
        6.750% due 10/15/1999                    90              91
        7.850% due 10/20/1999                   500             507
        8.250% due 12/01/1999                   200             204
        7.250% due 12/17/1999                   660             669
        7.470% due 03/27/2000                 1,000           1,020
        6.000% due 06/15/2000                 2,634           2,650
        6.310% due 06/16/2000                   500             506
        6.250% due 09/15/2000                   200             201
        6.625% due 05/15/2001                   300             306
        6.700% due 05/29/2001                   100             102
        7.000% due 07/23/2001                   500             515
        5.104% due 08/27/2001 (d)             3,500           3,509
        6.450% due 10/15/2001                23,600          24,063
        7.500% due 04/15/2002                   185             194
        6.500% due 07/15/2002                   750             767
        5.750% due 11/01/2003                 4,175           4,140
        6.000% due 07/15/2005                60,365          59,571
AT&T Capital Corp.
        5.438% due 04/01/1999 (d)           175,500         175,500
        6.410% due 08/13/1999                 4,000           4,015
        6.580% due 09/03/1999                   500             502
        5.337% due 09/20/1999 (d)             9,000           8,995
        6.230% due 10/15/1999                 2,000           2,011
        6.160% due 12/03/1999                 1,000           1,005
        5.405% due 03/21/2000 (d)            31,100          31,054
        6.900% due 01/30/2002                 1,000           1,025
        6.750% due 02/04/2002                 1,925           1,970
AVCO Financial Services
        6.350% due 09/15/2000                   100             101
        7.375% due 08/15/2001                   300             310
Banco Latino Americano SA
        6.310% due 10/18/1999                   850             854
Banco Nacional de Comercio Exterior
        8.000% due 04/14/2000                 4,600           4,609
Banesto Delaware
        8.250% due 07/28/2002                28,900          30,639
BankAmerica Corp.
        5.370% due 11/01/1999 (d)             3,000           3,008
        5.240% due 03/05/2001 (d)            36,000          36,138
        5.312% due 02/20/2002 (d)            35,180          35,091
        8.125% due 06/15/2002                   350             374
        7.750% due 07/15/2002                   360             380
        7.200% due 09/15/2002                   400             416
        7.500% due 10/15/2002                 1,000           1,050
        6.850% due 03/01/2003                    65              67
        6.875% due 06/01/2003                   100             103
        8.950% due 11/15/2004                   500             506
        8.375% due 05/01/2007                     2               2
        8.570% due 11/15/2024                   125             147
BankBoston Corp.
        6.125% due 03/15/2002                12,500          12,582
Bankers Trust Corp.
        6.750% due 10/03/2001                   500             508
        8.125% due 05/15/2002                   300             315
        5.139% due 07/03/2002 (d)            10,000           9,766
        7.125% due 07/31/2002                   150             153
        5.100% due 05/11/2003 (d)            82,800          83,209
        6.000% due 10/15/2008                   500             478
Banponce Corp.
        6.164% due 12/15/1999                 5,000           5,002
Bear Stearns Co., Inc.
        7.625% due 09/15/1999                   550             556
        4.440% due 06/12/2000 (d)             8,700           8,708
        4.520% due 06/20/2000 (d)             7,700           7,706
        6.750% due 08/15/2000                    50              51
        5.100% due 08/25/2000 (d)             1,400           1,400
        5.230% due 08/29/2000 (d)            39,800          39,858
        5.821% due 02/06/2001 (d)             2,400           2,414
        5.138% due 02/16/2001 (d)             2,000           1,996
        5.139% due 03/02/2001 (d)             7,500           7,485
        5.407% due 01/28/2002 (d)            11,250          11,226
        5.280% due 04/05/2002 (d)            25,000          25,000
        6.125% due 02/01/2003                    25              25
        6.750% due 04/15/2003                   105             107
        5.185% due 07/22/2003 (d)            19,000          18,840
        8.750% due 03/15/2004                    75              83
        6.625% due 10/01/2004                   250             253
        5.601% due 03/18/2005 (d)            31,000          31,065
        6.250% due 07/15/2005                25,000          24,711
Bell Atlantic Financial
        5.750% due 04/01/2003                 1,000           1,058
Beneficial Corp.
        5.950% due 07/25/2000                 5,000           4,995
        5.360% due 11/27/2000 (d)            90,000          90,170
        4.790% due 01/09/2001 (d)             9,000           8,988
        5.115% due 01/09/2002 (d)               500             497
        5.358% due 01/23/2002 (d)             5,000           5,012
        5.451% due 03/01/2002 (d)            40,000          40,173
        6.030% due 01/14/2003                   320             317
Bombardier Capital, Inc.
        6.000% due 01/15/2002                28,000          27,864
BT Securities Corp.
        5.290% due 08/16/1999 (d)            10,000           9,951
Capital One Bank
        6.830% due 08/16/1999                   275             276
Caterpillar Financial Service Corp.
        5.370% due 06/08/2000                   500             501
        5.300% due 05/29/2001 (d)            10,000           9,988
        6.480% due 12/12/2001                   575             586
Central Hispano Financial Services
        5.720% due 04/29/2005 (d)             5,000           5,018
Chase Manhattan Corp.
        5.875% due 08/04/1999                   400             400
        8.500% due 02/15/2002                   200             214
Chemical Banking Corp.
        6.125% due 11/01/2008                   400             400
Chrysler Financial Co. LLC
        6.350% due 06/22/1999                 8,000           8,020
        8.460% due 01/19/2000                   700             717
        6.250% due 03/06/2000                14,735          14,884
        4.250% due 07/28/2000 (d)               100             100
        6.625% due 08/15/2000                   300             305
        5.860% due 01/16/2001                   500             504
        4.968% due 06/11/2001 (d)             6,000           6,003
        5.690% due 11/15/2001                   150             150
        5.400% due 01/15/2002                15,250          15,103
        5.080% due 07/17/2002 (d)            20,000          20,019
        5.077% due 08/08/2002 (d)            34,000          34,057
        5.118% due 02/03/2003 (d)            15,000          15,007

62   See accompanying notes

                                       Principal
                                          Amount          Value
                                          (000s)         (000s)
----------------------------------------------------------------
        5.108% due 03/06/2003 (d)        $ 5,000        $ 5,020
        5.058% due 06/18/2003             35,000         35,038
Chubb Capital Corp.
        8.750% due 11/15/1999                 40             40
        6.875% due 02/01/2003                100            104
Cincinnati Financial Corp.
        6.900% due 05/15/2028             34,125         33,656
CIT Group, Inc.
        6.200% due 10/20/2000              1,225          1,235
        6.750% due 05/14/2001             30,000         30,631
Citicorp
        9.750% due 08/01/1999              2,200          2,231
        5.619% due 10/20/1999 (d)         10,000         10,027
        5.371% due 10/25/1999 (d)         11,000         11,031
        5.230% due 05/23/2000 (d)         25,000         25,102
        5.491% due 06/01/2000              5,000          5,021
        5.500% due 11/28/2000 (d)          5,000          5,025
        5.250% due 02/01/2001 (d)         10,000         10,056
        5.375% due 05/24/2001 (d)         69,000         69,158
        5.480% due 11/13/2001 (d)         10,000         10,022
        5.300% due 06/27/2002 (d)         11,450         11,398
        5.090% due 08/15/2002 (d)         11,500         11,543
        5.527% due 11/12/2002 (d)         30,000         30,081
        8.000% due 02/01/2003                250            266
        7.125% due 09/01/2005                100            103
        7.250% due 09/01/2008                500            527
Comerica, Inc.
        7.250% due 06/15/2007                200            212
Commercial Credit Co.
        6.750% due 05/15/2000                100            101
        6.000% due 06/15/2000                300            302
        5.550% due 02/15/2001              1,300          1,298
        8.250% due 11/01/2001              2,500          2,643
        7.750% due 03/01/2005                550            589
Conseco Finance Trust
        8.796% due 04/01/2027                125            117
Credit Asset Receivable
        6.274% due 10/30/2003             49,343         50,345
Dean Witter Discover
        5.584% due 06/27/2000 (d)          1,900          1,894
        6.750% due 08/15/2000                100            102
Deutsche Bank Financial
        7.500% due 04/25/2009              3,000          3,203
Donaldson, Lufkin & Jenrette
        5.470% due 09/18/2002 (d)         13,600         13,650
        6.170% due 07/15/2003             20,000         19,902
Dow Capital BV
        7.125% due 01/15/2003                100            104
Edison Funding
        6.000% due 09/20/1999              5,000          5,021
        6.000% due 12/20/1999              5,000          5,007
Exxon Capital Corp.
        7.450% due 12/15/2001                250            261
First Chicago Corp.
        5.614% due 02/10/2000 (d)         20,000         20,061
        5.300% due 03/11/2002 (d)         10,000         10,063
        5.547% due 02/18/2003 (d)         10,000          9,848
        5.344% due 07/28/2003 (d)             50             50
First Interstate Bancorp
        8.875% due 01/01/2009 (j)            181            188
First Union Corp.
        6.375% due 01/15/2009                500            501
Fleet Financial Group
        9.900% due 06/15/2001                200            216
Ford Holdings, Inc.
        9.250% due 03/01/2000              9,190          9,490
Ford Motor Credit Corp.
        8.875% due 06/15/1999                100            101
        6.375% due 04/15/2000                250            253
        6.950% due 05/15/2000              8,450          8,604
        4.550% due 08/14/2000 (d)         75,800         76,050
        6.850% due 08/15/2000              1,500          1,525
        6.375% due 10/06/2000              1,000          1,013
        7.020% due 10/10/2000             71,250         72,943
        6.250% due 11/08/2000                750            759
        5.250% due 03/05/2001 (d)          5,000          5,015
        5.803% due 04/10/2001 (d)         10,850         10,850
        7.020% due 06/07/2001              1,000          1,028
        4.970% due 07/13/2001 (d)         36,500         36,680
        5.104% due 08/27/2001 (d)         27,500         27,454
        5.166% due 09/03/2001 (d)         11,000         11,008
        7.000% due 09/25/2001              1,125          1,160
        5.468% due 10/15/2001 (d)         13,000         13,014
        5.130% due 01/17/2002 (d)         53,945         53,755
        8.200% due 02/15/2002             11,600         12,315
        6.500% due 02/28/2002              1,560          1,592
        5.150% due 03/19/2002             28,208         28,175
        5.382% due 04/29/2002 (d)         33,000         33,001
        7.320% due 05/23/2002             14,000         14,032
        5.425% due 06/04/2002 (d)          2,000          2,004
        5.180% due 10/15/2002 (d)          4,000          3,989
        7.750% due 11/15/2002              5,430          5,763
        7.500% due 01/15/2003                250            263
        5.109% due 02/03/2003 (d)         30,000         30,043
        5.100% due 02/13/2003 (d)        100,000        100,159
        5.525% due 02/13/2003 (d)        190,985        190,334
        6.125% due 04/28/2003                580            585
        6.625% due 06/30/2003                775            794
        5.226% due 06/02/2004 (d)          1,500          1,504
        8.250% due 02/23/2005              2,500          2,757
        5.407% due 04/28/2005 (d)         50,000         49,677
        6.125% due 01/09/2006                 25             25
        7.700% due 05/15/2097                450            489
General Electric Capital Corp.
        8.375% due 03/01/2001                665            699
        5.500% due 11/01/2001                 50             50
        6.210% due 12/09/2005                400            404
        8.300% due 09/20/2009                150            176
General Motors Acceptance Corp.
        8.400% due 10/15/1999                360            366
        8.170% due 01/02/2000                312            320
        6.500% due 01/17/2000             46,110         46,256
        6.650% due 05/05/2000              6,500          6,578
        6.875% due 06/01/2000             10,250         10,405
        7.500% due 06/09/2000              1,000          1,024
        5.699% due 11/20/2000             66,690         66,950
        5.500% due 01/16/2001             15,000         14,984
        8.625% due 01/18/2001             15,000         15,771
        8.500% due 01/19/2001              3,675          3,858
        5.800% due 04/09/2001              8,340          8,373
        6.800% due 04/17/2001              4,800          4,909
        5.950% due 04/20/2001             22,150         22,299
        6.700% due 04/30/2001              3,000          3,064
        7.125% due 05/01/2001             44,095         45,291
        6.750% due 06/05/2001                880            900
        4.991% due 10/22/2001 (d)         25,000         25,008
        9.625% due 12/15/2001              5,650          6,191
        5.375% due 12/17/2001 (d)         13,000         13,064
        5.160% due 01/08/2002 (d)          3,000          3,004
        6.625% due 01/10/2002                500            510
        6.750% due 02/07/2002              1,590          1,632
        5.180% due 03/15/2002 (d)          6,215          6,215
        5.095% due 04/29/2002 (d)        168,184        167,864
        7.000% due 09/15/2002                250            259
        6.625% due 10/01/2002              5,000          5,118
        5.100% due 11/12/2002 (d)         10,200         10,202
        6.200% due 12/15/2002                500            508
        6.000% due 01/15/2003                990            995
        5.875% due 01/22/2003             30,500         30,503
        6.750% due 03/15/2003             40,125         41,298
        7.125% due 05/01/2003             36,000         37,492
        5.100% due 08/18/2003 (d)         34,740         34,578
        5.550% due 09/15/2003             32,000         31,495
        6.625% due 10/20/2003              2,000          2,052
        5.750% due 11/10/2003              1,000            992
        8.950% due 07/02/2009             21,500         23,597
Golden State Holdings
        6.750% due 08/01/2001              1,250          1,254
Goldman Sachs Group
        5.030% due 07/31/2000 (d)         26,000         26,058

                                                      See accompanying notes  63

Total Return Fund
March 31, 1999


                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)
--------------------------------------------------------------------------------
        5.150% due 11/21/2000 (d)                $     20,000    $     19,894
        5.210% due 11/24/2000 (d)                     108,000         108,305
        6.200% due 12/15/2000                           6,500           6,529
        5.150% due 12/22/2000 (d)                      17,000          17,089
        5.237% due 01/09/2001 (d)                     105,000         104,865
        5.490% due 01/16/2001 (d)                      14,000          14,078
        5.151% due 01/25/2001 (d)                      77,000          77,185
        5.230% due 02/20/2001 (d)                       3,000           3,002
        5.431% due 04/16/2001 (d)                      18,000          18,001
        5.300% due 12/07/2001 (d)                      25,000          25,105
        5.250% due 12/24/2001 (d)                         900             904
        5.400% due 02/19/2002 (d)                       2,300           2,300
Hartford Life
        7.650% due 06/15/2027                          15,000          16,281
Heller Financial, Inc.
        5.103% due 04/01/1999 (d)                      19,000          19,005
        5.217% due 04/27/1999 (d)                      20,000          20,008
        6.640% due 05/13/1999                           2,000           2,002
        5.352% due 09/03/1999 (d)                       4,000           4,003
        6.405% due 10/15/1999                          10,000          10,059
        5.381% due 12/01/1999 (d)                      25,000          25,030
        6.520% due 12/06/1999                           8,750           8,819
        5.443% due 01/18/2000                           2,000           2,002
        5.625% due 03/15/2000                             200             200
        6.500% due 05/15/2000                          12,000          12,113
        5.280% due 07/07/2000 (d)                      60,000          60,144
        5.380% due 08/25/2000 (d)                      11,000          11,004
        5.330% due 09/25/2000 (d)                      14,500          14,532
        6.500% due 11/01/2001                             250             254
Hitachi Credit America
        5.125% due 05/15/2000                          25,000          25,027
        5.310% due 07/07/2000 (d)                      40,000          40,071
Household Bank
        5.410% due 09/26/2001 (d)                       9,000           9,011
        5.159% due 10/22/2003 (d)                      15,000          14,919
Household Capital Trust
        5.600% due 06/26/2004 (d)                       3,075           3,072
Household Finance Corp.
        6.580% due 05/17/1999                             165             165
        5.369% due 08/01/2001 (d)                       1,500           1,503
        5.369% due 11/01/2001 (d)                       5,000           5,012
        5.096% due 05/07/2002 (d)                      40,850          40,869
        5.260% due 06/24/2003 (d)                      31,000          31,149
        5.500% due 06/24/2003                          35,000          35,168
Household Netherlands BV
        6.125% due 03/01/2003                          18,100          17,921
Inter-American Development Bank
        8.875% due 06/01/2009                             200             245
International Lease Finance
        5.750% due 12/15/1999                              50              50
        7.000% due 05/15/2000                             500             508
        6.420% due 09/11/2000                             500             505
        5.930% due 07/15/2003                          14,000          13,959
J.P. Morgan & Co.
        6.250% due 12/15/2005                             200             198
Key Bank NA
        7.550% due 09/15/2006                             350             375
Kimco Realty Corp.
        6.500% due 10/01/2003                             200             198
Korea Development Bank
        6.250% due 05/01/2000                           5,000           4,936
        6.750% due 12/01/2005                              55              51
        7.250% due 05/15/2006                              50              48
Korean Export-Import Bank
        6.500% due 10/06/1999                           8,000           7,952
LB Rheinland - PFALZ
        5.000% due 02/23/2028                           3,400           3,440
Lehman Brothers Holdings, Inc.
        7.110% due 09/27/1999                              20              20
        4.990% due 08/11/2000 (d)                      30,000          29,890
        5.900% due 04/01/2002 (d)                      56,850          56,850
Lehman Brothers, Inc.
        7.410% due 05/25/1999                             500             501
        4.590% due 09/01/1999 (d)                      10,000           9,965
        7.140% due 09/24/1999                              34              34
        6.150% due 03/15/2000                           7,700           7,702
        5.376% due 04/03/2000 (d)                      30,000          29,847
        6.500% due 07/18/2000                           3,000           3,011
        6.650% due 07/27/2000 (d)                       8,000           7,990
        6.330% due 08/01/2000                             666             667
        6.400% due 08/30/2000                           1,500           1,508
        6.500% due 09/25/2000                          11,200          11,278
        5.390% due 09/26/2000 (d)                       5,000           4,957
        5.346% due 11/06/2000 (d)                      30,910          30,933
        5.702% due 12/01/2000 (d)                         500             497
        6.125% due 02/01/2001                           2,000           1,992
        5.750% due 02/20/2001                           1,500           1,502
        5.287% due 02/27/2001 (d)                      76,400          75,978
        5.164% due 06/01/2001 (d)                     100,000          99,081
        6.020% due 08/28/2002 (d)                       6,500           6,452
        5.577% due 09/03/2002 (d)                      14,000          14,009
Liberty Mutual Insurance
        8.200% due 05/04/2007                          17,510          18,963
Marine Midland
        5.375% due 12/20/2000 (d)                       3,700           3,709
MBNA Corp.
        5.661% due 12/01/1999 (d)                      66,900          66,922
        5.320% due 09/13/2001 (d)                       1,000             996
        6.990% due 05/24/2002                           1,000           1,003
        5.619% due 12/10/2002                           2,100           2,057
MCN Investment Corp.
        6.030% due 02/01/2001                           6,850           6,766
        6.300% due 04/02/2001                           7,500           7,485
        7.120% due 01/16/2004                           7,500           7,601
Meditrust
        7.375% due 07/15/2000                             345             334
Mellon Bank Corp.
        6.500% due 08/01/2005                              75              76
Merrill Lynch & Co.
        8.250% due 11/15/1999                             250             254
        6.620% due 06/06/2000                             500             505
        6.450% due 06/20/2000                             350             355
        6.250% due 07/25/2000                             490             495
        5.269% due 08/03/2000 (d)                       5,000           5,013
        5.300% due 09/25/2000 (d)                       5,000           5,008
        5.362% due 10/03/2000 (d)                      20,000          20,002
        5.440% due 12/05/2000 (d)                      89,000          89,032
        6.500% due 04/01/2001                             400             406
        6.750% due 04/30/2001                           2,775           2,838
        5.081% due 05/08/2001                          54,900          55,006
        5.204% due 05/30/2001 (d)                       3,800           3,784
        5.345% due 06/04/2001 (d)                      30,000          29,963
        7.050% due 06/04/2001                           6,175           6,356
        5.299% due 11/01/2001 (d)                      30,000          30,004
        5.457% due 11/09/2001 (d)                      10,000          10,011
        5.130% due 01/15/2002 (d)                      17,000          17,024
        5.345% due 02/01/2002 (d)                       4,000           4,011
        8.000% due 02/01/2002                             400             421
        7.375% due 08/17/2002                             300             313
        8.300% due 11/01/2002                             200             214
        6.000% due 02/12/2003                             500             502
        6.875% due 03/01/2003                             140             144
        5.400% due 06/24/2003 (d)                      27,000          26,884
        5.226% due 10/01/2003 (d)                       5,000           5,001
        7.000% due 03/15/2006                           1,500           1,545
        7.000% due 04/27/2008                             100             104
        6.375% due 10/15/2008                          17,000          16,896
Metropolitan Life Insurance Co.
        6.300% due 11/01/2003                           6,800           6,829
Mexico Credit Link
       10.508% due 02/22/2002 (d)                      29,500          30,527
MIC Financing Trust
        8.375% due 02/01/2027                          36,000          35,442
Morgan Stanley Group, Inc.
        6.375% due 12/15/2003                             150             152
Morgan Stanley, Dean Witter, Discover and Co.
        5.657% due 02/06/2001                           1,190           1,195
        5.412% due 04/16/2001 (d)                      25,000          24,998
        6.700% due 05/01/2001                             600             610

64   See accompanying notes

                                                 Principal
                                                    Amount            Value
                                                    (000s)           (000s)
--------------------------------------------------------------------------------
        9.375% due 06/15/2001                  $       300      $       322
        5.150% due 12/19/2001 (d)                   19,700           19,696
        5.429% due 03/11/2003 (d)                   10,000            9,950
Morgan, J.P. & Co., Inc.
        5.750% due 02/25/2004                       22,800           22,545
        6.000% due 01/15/2009                       27,000           26,091
Nacional Financiera
        8.000% due 06/19/2000                        4,500            4,496
        8.649% due 12/01/2000 (d)                   25,250           25,755
NationsBank Corp.
        6.750% due 02/26/2001                          500              511
        7.000% due 09/15/2001                        1,500            1,543
        5.650% due 06/17/2002 (d)                   10,000            9,954
NCNB Corp.
        7.750% due 08/01/2002                          796              797
Norwest Financial, Inc.
        7.000% due 01/15/2003                          300              312
        6.000% due 02/01/2004                           50               50
Okobank
        5.350% due 05/23/2006 (d)                   10,000            9,882
Paccar Financial Corp.
        6.740% due 09/15/2000                          250              254
PaineWebber
        5.520% due 10/04/1999                        4,000            4,000
        7.000% due 03/01/2000                          200              202
        6.950% due 03/31/2000                          120              121
        6.538% due 05/09/2000 (d)                    5,000            5,010
        5.470% due 02/18/2002 (d)                    5,000            4,965
        5.590% due 05/20/2002 (d)                    1,000              988
Pemex Finance Limited
        6.125% due 11/15/2003                       15,000           14,892
Pitney Bowes Credit Corp.
        6.540% due 07/15/1999                          400              402
PNC Bank Corp.
        4.913% due 06/01/2000 (d)                  217,000          216,768
        5.100% due 01/24/2002 (d)                   49,000           48,657
        5.001% due 08/15/2002 (d)                    5,000            5,009
PNC Funding Corp.
        6.875% due 03/01/2003                          100              103
Popular, Inc
        6.715% due 06/06/2000                       20,000           20,069
        6.625% due 01/15/2004                       19,500           19,240
Prudential Insurance Co.
        6.375% due 07/23/2006                       15,000           14,938
Prudential Property Investment
        6.625% due 04/01/2009                       17,000           16,863
Reliance Group Holdings
        9.000% due 11/15/2000                       19,000           19,557
        9.750% due 11/15/2003                       10,000           10,388
Residential Reinsurance
        9.180% due 06/01/1999 (d)                   39,500           39,944
Safeco Corp.
        7.260% due 08/12/2002                          500              520
Salomon, Inc.
        4.704% due 04/05/1999 (d)                    5,500            5,500
        7.000% due 05/15/1999                       26,090           26,135
        4.370% due 06/24/1999 (d)                    9,000            8,992
        7.590% due 01/28/2000                          150              152
        6.500% due 03/01/2000                       18,350           18,540
        6.625% due 11/30/2000                          235              238
        6.650% due 07/15/2001                          600              611
        7.000% due 03/04/2002                        5,000            5,122
        5.400% due 05/16/2002 (d)                   23,000           23,026
Salomon, Smith Barney Holdings
        7.980% due 03/01/2000                       12,000           12,249
        6.625% due 06/01/2000                           95               96
        5.875% due 02/01/2001                        4,000            4,006
        3.650% due 02/14/2002                       17,610           17,158
Sanwa Business Credit
        6.540% due 06/20/2000                        1,000            1,010
        5.695% due 07/13/2001 (d)                    1,000            1,002
Sears Roebuck Acceptance
        6.000% due 03/20/2003                      149,750          149,968
Security Pacific Corp.
        6.000% due 05/01/2000                          600              600
        11.500% due 11/15/2000                       4,000            4,326
Signet Bank Corp.
        9.625% due 06/01/1999                        6,500            6,540
Societe Generale
        7.400% due 06/01/2006                        1,500            1,576
Sparbanken Sverige AB
        8.490% due 10/29/2049 (d)                   12,670           12,670
Sumitomo
        9.400% due 12/29/2049 (d)                   19,500           18,330
Sun Life of Canada (U.S.)
        8.526% due 05/29/2049                          250              263
Swedbank
        7.531% due 10/29/2049 (d)                   12,000           12,161
Textron Financial Corp.
        5.100% due 11/24/1999 (d)                   10,000           10,014
Tokai Capital Corp.
        9.980% due 12/29/2049 (d)                   13,050           11,646
Toronto-Dominion Bank
        7.875% due 08/15/2004                           50               53
Toyota Motor Credit Corp.
        4.659% due 02/15/2002                       40,000           38,495
TPSA Finance BV
        7.125% due 12/10/2003                       12,200           12,054
        7.750% due 12/10/2008                       10,000            9,767
Transamerica Corp.
        4.703% due 04/20/1999 (d)                      500              500
        7.400% due 07/29/1999                        2,000            2,012
        5.469% due 09/17/2001 (d)                   20,000           19,970
        7.500% due 03/15/2004                          270              285
        6.750% due 11/15/2006                          500              513
Travelers Group, Inc.
        7.200% due 02/01/2004                       38,480           40,204
Trinet Corp. Realty Trust
        6.750% due 03/01/2003                           45               45
Trizec Finance Limited
        10.875% due 10/15/2005                       2,489            2,725
U.S. Bancorp
        5.085% due 01/16/2002 (d)                   49,000           49,040
Wachovia Corp.
        6.700% due 04/14/1999                          500              500
        7.000% due 12/15/1999                          100              101
Wells Fargo & Co.
        5.625% due 02/05/2001                          400              401
        8.750% due 05/01/2002                          100              108
Westdeutsche Landesbank
        6.750% due 06/15/2005                        4,000            4,083
        6.050% due 01/15/2009                       30,000           29,438
World Savings & Loan
        9.900% due 07/01/2000                          250              250
Xerox Corp.
        7.010% due 04/30/1999                          120              120
                                                                -----------
                                                                  6,050,090
                                                                ===========
Industrials 9.3%
AK Steel Corp.
        10.750% due 04/01/2004                      22,050           22,939
Akzo Nobel, Inc.
        6.000% due 11/15/2003                       32,000           31,642
Albertson's, Inc.
        6.375% due 06/01/2000                          150              152
Allied Waste North America, Inc.
        7.375% due 01/01/2004                       18,925           18,483
Amerco, Inc.
        7.135% due 10/15/2002                       15,000           14,730
American Home Products Corp.
        7.700% due 02/15/2000                          550              561
Amerigas Partners LP
        10.125% due 04/15/2007                       1,730            1,808
AMR Corp.
        9.750% due 03/15/2000                       10,760           11,134
       10.610% due 01/11/2001                        4,000            4,305
       10.570% due 01/15/2001                        3,000            3,226
       10.590% due 01/31/2001                        3,000            3,231
       10.000% due 02/01/2001                        2,000            2,130
        9.400% due 05/08/2001                        3,000            3,195
        9.500% due 05/15/2001                        2,250            2,399

                                                     See accompanying notes   65

Total Return Fund
March 31, 1999

                                                      Principal
                                                         Amount            Value
                                                         (000s)           (000s)
--------------------------------------------------------------------------------
        9.130% due 10/25/2001                          $  2,000         $  2,133
        8.470% due 02/20/2002                             2,000            2,119
        8.500% due 02/26/2002                             1,000            1,061
       10.210% due 01/01/2010                             6,500            8,143
Baxter International, Inc.
        9.500% due 06/15/2008                               200              241
Bellat Racers
        5.969% due 04/01/2003                            20,000           20,000
BOC Group PLC
        5.875% due 01/29/2001                               250              251
Boeing Co.
        8.375% due 02/15/2001                               150              157
        6.350% due 06/15/2003                               750              761
Boise Cascade Co.
        9.900% due 03/15/2000                               275              282
Browning-Ferris Industries, Inc.
        6.080% due 01/18/2002 (d)                        51,750           51,239
        6.100% due 01/15/2003                             6,000            5,676
Canadian Pacific Limited
        9.450% due 08/01/2021                             2,750            3,314
CBS, Inc.
        7.625% due 01/01/2002                               100              103
Cemex SA
       10.000% due 11/05/1999                             1,000            1,018
        8.500% due 08/31/2000                            10,000           10,132
Centerior Fuel Corp.
        9.540% due 08/02/1999 (j)                        10,000           10,394
        9.750% due 08/02/2000 (j)                         8,000            8,585
Century Communications Corp.
        9.500% due 08/15/2000                             6,000            6,150
        0.000% due 03/15/2003                            10,515            7,597
CF Cable TV, Inc.
        9.125% due 07/15/2007                             1,600            1,708
Circus Circus Enterprises
        6.750% due 07/15/2003                             4,500            4,292
Coca-Cola Co.
        6.375% due 08/01/2001                               200              203
        7.875% due 02/01/2002                               600              633
Coltec Industries, Inc.
        7.500% due 04/15/2008                             4,400            4,488
Columbia/HCA Healthcare
        8.020% due 08/05/2002                             3,880            3,789
        8.130% due 08/04/2003                             7,000            6,824
        6.630% due 07/15/2045                            10,000            9,477
        6.730% due 07/15/2045                            14,760           14,030
Comverse Technology, Inc.
        4.500% due 07/01/2005                             2,000            2,913
Continental Airlines
        6.954% due 02/02/2011                            26,000           26,034
Continental Cablevision
       11.000% due 06/01/2007                             4,536            4,819
        9.500% due 08/01/2013                            27,000           32,204
CSC Holdings, Inc
        7.625% due 07/15/2018                            22,000           22,003
Cumberland Farms
       10.500% due 10/01/2003                             2,711            2,697
Dayton Hudson Corp.
       10.000% due 12/01/2000                             1,000            1,068
Delta Air Lines, Inc.
        9.875% due 05/15/2000                             8,700            9,054
        6.650% due 03/15/2004                            13,500           13,508
       10.140% due 08/14/2012                             1,000            1,249
        9.200% due 09/23/2014                             6,000            7,053
Disney (Walt) Co.
        6.375% due 03/30/2001                               250              255
        6.750% due 03/30/2006                               100              104
DTE Capital Corp.
        8.350% due 11/15/2003 (d)                        48,000           47,660
E.I. Du Pont de Nemours
        9.150% due 04/15/2000                               100              104
Eastman Chemical Co.
        6.375% due 01/15/2004                             5,750            5,735
Eli Lilly & Co.
        8.125% due 02/07/2000                               387              395
        8.125% due 12/01/2001                               500              533
Enron Corp.
        5.557% due 11/18/1999 (d)                        35,000           35,048
        6.532% due 12/30/1999 (d)                        29,419           29,419
        6.532% due 12/30/1999 (d)                        25,802           25,802
Flag Limited
        6.900% due 12/15/2004                               515              503
Ford Motor Co.
        9.000% due 09/15/2001                               880              945
        6.625% due 10/01/2028                           115,800          111,471
Fortune Brands
        8.500% due 10/01/2003                               500              557
Fred Meyer, Inc.
        7.150% due 03/01/2003                             6,000            6,168
        7.375% due 03/01/2005                            39,325           40,933
        7.450% due 03/01/2008                               300              317
General Motors Acceptance Corp.
        9.625% due 12/01/2000                               525              558
        7.100% due 03/15/2006                               250              262
Gillette Co.
        5.750% due 10/15/2005                             1,500            1,497
Great Atlantic & Pac Tea
        7.750% due 04/15/2007                               150              149
Gulf Canada Resources
        9.250% due 01/15/2004                             7,250            7,385
        9.625% due 07/01/2005                             2,000            2,045
H.J. Heinz Co.
        7.500% due 04/26/2000                               150              153
Hollinger International Publishing
        9.250% due 02/01/2006                             3,000            3,135
Hyder PLC
        6.500% due 12/15/2008                            10,000            9,870
IBM Corp.
        5.732% due 11/01/1999 (d)                        35,000           34,956
        7.250% due 11/01/2002                               100              105
        7.125% due 12/01/2096                             2,500            2,599
Inco Limited
        9.875% due 06/01/2019                             5,000            5,226
Ingersoll-Rand Co.
        6.255% due 02/15/2001                               295              298
Intermedia Communications, Inc.
        0.000% due 05/15/2006 (i)                         2,500            2,175
ISP Holdings, Inc.
        9.750% due 02/15/2002                             4,500            4,658
        9.000% due 10/15/2003                             5,000            5,125
ITT Corp.
        6.250% due 11/15/2000                            10,070            9,814
J. Seagram & Sons
        6.250% due 12/15/2001                            51,000           51,258
Jones International Networks Limited
       11.750% due 07/01/2005                                55               41
K-Mart Corp.
        8.190% due 11/24/2003                             5,000            5,039
K-III Communications Co.
        8.500% due 02/01/2006                             4,000            4,090
Kellogg
        5.750% due 02/02/2001                            74,850           74,894
Langdell
        9.978% due 07/30/1999 (d)                         9,800            9,861
Lenfest Communications
        8.375% due 11/01/2005                             5,000            5,350
Limited, Inc.
        7.800% due 05/15/2002                               500              524
Loyola University of Chicago
        6.030% due 06/15/2000 (d)                        16,100           16,188
Mallinckrodt, Inc.
        6.300% due 03/15/2011 (d)                        10,000            9,971
Marlin Water Trust
        7.090% due 12/15/2001                            20,000           20,276
Mazda Manufacturing Corp.
       10.500% due 07/01/2008 (j)                         1,980            2,596
McDonald's Corp.
        6.500% due 08/01/2007                               250              257



66  See accompanying notes

                                             Principal
                                                Amount        Value
                                                (000s)       (000s)
-------------------------------------------------------------------
Mobil Corp.
        8.375% due 02/12/2001              $       340  $       356
Motorola, Inc.
        7.600% due 01/01/2007                      200          218
Nabisco, Inc.
        6.800% due 09/01/2001                    3,000        3,052
        6.125% due 02/01/2033                   15,000       14,733
Nabors Industries, Inc.
        6.800% due 04/15/2004                    9,250        9,298
New York Times Co.
        7.625% due 03/15/2005                    1,000        1,082
News America Holdings Corp.
        8.625% due 02/01/2003                      750          814
News Corp. Limited
        0.000% due 06/15/1999 (i)                  900          845
Nike, Inc.
        6.510% due 06/16/2000                    1,000        1,017
Noranda, Inc.
        7.000% due 07/15/2005                    1,800        1,747
Occidental Petroleum
        6.400% due 04/01/2003                    6,510        6,441
        8.500% due 09/15/2004                    5,000        5,023
Owens Corning
        7.000% due 05/15/2000                      200          201
Owens-Illinois, Inc.
        7.850% due 05/15/2004                    2,600        2,665
        7.150% due 05/15/2005                   10,000        9,862
Pennzoil Co.
        9.625% due 11/15/1999                    5,000        5,101
Pepsi Bottling Group, Inc.
        5.250% due 03/06/2000 (d)              376,000      375,846
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)               32,500       30,266
Philip Morris Cos., Inc.
        6.150% due 03/15/2000                   20,000       20,109
        9.000% due 01/01/2001                      300          316
        7.250% due 09/15/2001                       70           72
        7.500% due 01/15/2002                       50           52
        6.800% due 12/01/2003                   48,345       49,513
        7.000% due 07/15/2005                    1,125        1,156
        7.200% due 02/01/2007                   32,000       33,416
Phillips Petroleum Co.
        6.375% due 03/30/2009                   31,000       30,894
        7.000% due 03/30/2029                   16,000       15,940
Procter & Gamble Co.
        5.250% due 09/15/2003                   35,000       34,462
Qwest Communications International, Inc.
        0.000% due 10/15/2007 (i)                2,507        2,000
R & B Falcon Corp.
        6.500% due 04/15/2003                    1,000          855
Racers
        7.709% due 04/28/2003 (d)               30,000       27,713
Reliant Energy, Inc.
        8.920% due 05/15/2001                    6,500        6,860
        6.375% due 11/01/2003                   14,000       13,818
RJR Nabisco
        8.000% due 01/15/2000                    6,777        6,860
        7.625% due 09/01/2000                    6,000        6,104
        8.000% due 07/15/2001                   35,630       36,589
        8.625% due 12/01/2002                   10,920       11,353
        7.625% due 09/15/2003                    9,000        9,211
        8.750% due 04/15/2004                   23,800       25,538
        8.250% due 07/01/2004                    2,000        2,105
        8.750% due 07/15/2007                   25,000       27,212
Rogers Cablesystems Limited
        10.000% due 12/01/2007                   5,000        5,613
Rogers Cantel Mobile Communications, Inc.
        9.375% due 06/01/2008                    2,750        3,032
Saferco
        9.460% due 05/31/1999 (j)                1,000        1,007
        9.630% due 05/31/2000 (j)                6,500        6,833
        9.590% due 05/31/2001 (j)                3,000        3,251
Safeway, Inc.
        5.750% due 11/15/2000                      150          150
        6.850% due 09/15/2004                      250          259
Sara Lee Corp.
        6.300% due 11/07/2005                      500          506
Sears Roebuck & Co.
        6.800% due 05/07/2001                      500          510
        6.790% due 05/21/2001                      500          510
        9.400% due 08/02/2001                      250          269
        7.260% due 04/21/2003                    3,000        3,123
        6.250% due 01/15/2004                      300          303
        6.750% due 09/15/2005                      785          804
Sears Roebuck Acceptance
        5.155% due 06/27/2000 (d)                5,000        5,008
        7.110% due 06/19/2001                    1,000        1,026
        6.120% due 12/13/2001                      260          262
        6.950% due 05/15/2002                      300          309
        7.140% due 05/02/2003                    5,000        5,184
        6.560% due 11/20/2003                    1,178        1,198
        6.700% due 11/15/2006                      500          511
Shell Oil Co.
        7.250% due 02/15/2002                       50           50
Smithfield Foods
        7.625% due 02/15/2008                    2,000        1,935
Smithkline Beecham
        7.375% due 04/15/2005                      150          161
Solectron Corp.
        0.000% due 01/27/2019                    4,000        1,975
SUPERVALU, Inc.
        6.500% due 10/06/2000                      140          142
TCI Communications, Inc.
        7.250% due 06/15/1999                    4,800        4,822
        6.375% due 09/15/1999                   39,175       39,398
        5.080% due 02/02/2000 (d)               50,000       49,951
        5.395% due 09/11/2000 (d)               48,500       48,362
        5.750% due 12/20/2000 (d)               10,000       10,034
        6.375% due 05/01/2003                    3,200        3,271
Telecommunications, Inc.
        7.375% due 02/15/2000                   12,000       12,213
        8.250% due 01/15/2003                   43,125       46,777
Telewest Communications
        9.625% due 10/01/2006                    5,000        5,313
Tenet Healthcare Corp.
        8.625% due 12/01/2003                    1,200        1,228
        7.625% due 06/01/2008                   27,000       26,190
Texaco Capital
        8.500% due 02/15/2003                      700          767
        6.000% due 06/15/2005                      400          400
Time Warner, Inc.
        7.550% due 02/01/2000                    5,735        5,844
        6.100% due 12/30/2001                    1,375        1,382
        7.975% due 08/15/2004                   31,803       34,403
        8.110% due 08/15/2006                   80,929       89,539
        8.180% due 08/15/2007                    2,400        2,695
        7.250% due 09/01/2008                      125          134
Union Pacific Corp.
        5.945% due 05/22/2000 (d)               60,000       59,963
        6.930% due 06/01/2003                    1,000        1,020
        6.000% due 09/01/2003                    8,000        7,901
        6.120% due 02/01/2004                      250          245
United Airlines
        9.000% due 12/15/2003                    1,000        1,092
USA Waste Services, Inc.
        6.125% due 07/15/2001                   23,500       23,628
USX Corp.
        9.800% due 07/01/2001                      300          324
Wal-Mart Stores, Inc.
        9.100% due 07/15/2000                      100          105
        8.625% due 04/01/2001                    1,450        1,536
Waste Management, Inc.
        6.250% due 04/01/1999                    1,000        1,000
        4.000% due 02/01/2002                    3,000        3,536
Westpoint Stevens, Inc.
        7.875% due 06/15/2005                    8,000        8,220
Westvaco Corp.
        9.650% due 03/01/2002                      150          165
Williams Co.
        5.250% due 01/30/2000 (d)               23,000       23,034


                                                     See accompanying notes   67

Total Return Fund
March 31, 1999

                                         Principal
                                            Amount          Value
                                            (000s)         (000s)
-----------------------------------------------------------------
WMX Technologies
        6.700% due 05/01/2001         $     10,000   $     10,152
        7.000% due 10/15/2006                  500            521
Xerox Corp.
        7.040% due 04/30/1999                  770            771
        6.500% due 06/29/2000                  280            285
        5.750% due 07/21/2000                  500            503
        7.410% due 05/15/2001                1,000          1,030
                                                     ------------
                                                        2,426,041
                                                     ============
Utilities 3.8%
AES Corp.
        10.250% due 07/15/2006               4,500          4,770
Alabama Power Co.
        5.350% due 11/15/2003                  600            587
Appalachian Power Co.
        6.350% due 03/01/2000                  500            504
AT&T Corp.
        7.125% due 01/15/2002                   75             78
        7.000% due 05/15/2005                  200            211
Baltimore Gas & Electric
        6.125% due 07/01/2003                  150            152
Beaver Valley Funding Corp.
        8.250% due 06/01/2003                  779            795
        8.625% due 06/01/2007                5,000          5,339
BellSouth Telecommunications, Inc.
        7.500% due 06/15/2033                  185            191
California Energy
        9.500% due 09/15/2006               12,040         13,270
Calpine Corp.
        9.250% due 02/01/2004                4,150          4,275
        7.625% due 04/15/2006                7,000          7,035
        7.875% due 04/01/2008                2,500          2,556
Central Maine Power Co.
        6.350% due 09/20/1999               30,000         30,022
        6.413% due 10/25/1999               39,000         39,195
        6.463% due 11/01/1999 (d)            6,800          6,834
        6.500% due 06/14/2000                5,500          5,492
Chesapeake & Potomac Telephone
        5.625% due 03/01/2007                  500            481
        8.000% due 10/15/2029                1,125          1,306
Cleveland Electric Illuminating Co.
        7.850% due 11/01/1999                6,000          6,070
        7.420% due 08/01/2001               10,000         10,280
        9.500% due 05/15/2005               13,000         14,079
Cleveland Electric/Toledo Edison
        7.190% due 07/01/2000               20,400         20,570
CMS Energy
        7.375% due 11/15/2000               57,535         58,102
        8.125% due 05/15/2002                5,000          5,140
        7.000% due 01/15/2005               30,000         29,263
Coastal Corp.
        8.750% due 05/15/1999                4,300          4,314
Commonwealth Edison
        6.500% due 04/15/2000                6,185          6,248
        5.060% due 06/15/2002 (d)            1,000          1,003
        6.625% due 07/15/2003                1,000          1,024
        9.875% due 06/15/2020               11,700         13,837
Connecticut Light & Power Co.
        7.250% due 07/01/1999                4,485          4,487
        5.750% due 07/01/2000                2,000          1,994
        7.750% due 06/01/2002                5,000          5,183
        8.590% due 06/05/2003               27,000         26,823
Consolidated Edison
        7.600% due 01/15/2000                  100            102
        5.321% due 12/15/2001 (d)           10,000          9,974
Detroit Edison Co.
        6.450% due 04/01/1999               10,500         10,500
Duke Energy Corp.
        5.780% due 07/08/1999                  500            501
        8.000% due 11/01/1999                   40             41
        7.000% due 06/01/2000                  700            713
        6.750% due 08/01/2025                   25             24
Eastern Edison Co.
        7.780% due 07/30/2002                9,000          9,407
El Paso Electric Co.
        9.400% due 05/01/2011                7,455          8,606
Houston Lighting & Power Co.
        6.100% due 03/01/2000                  250            251
Indiana Bell Telephone Co., Inc.
        5.500% due 04/01/2007                  500            478
Indianapolis Power & Light
        7.375% due 08/01/2007                  225            245
Korea Electric Power
        6.375% due 12/01/2003                  170            160
Long Island Lighting Co.
        7.300% due 07/15/1999               76,085         76,461
Louisiana Power & Light Co.
        7.740% due 07/01/2002                1,900          1,934
MCI Communications Corp.
        6.125% due 04/15/2002                1,250          1,262
MCI Worldcom, Inc.
        8.875% due 01/15/2006               24,529         26,428
National Power Corp.
        9.625% due 05/15/2028               16,000         14,185
National Rural Utilities Cooperative
        6.250% due 04/15/2003               50,000         49,853
Nevada Power Co.
        6.200% due 04/15/2004               20,000         19,951
New Century Energies, Inc.
        5.860% due 05/30/2000               15,000         14,986
New England Telephone & Telegraph Co.
        6.375% due 09/01/2008                1,350          1,320
New Jersey Bell Telephone
        7.850% due 11/15/2029                   70             79
New York Telephone Co.
        6.250% due 02/15/2004                  150            153
Niagara Mohawk Power
        6.500% due 07/01/1999               25,000         25,032
        7.000% due 10/01/2000               35,000         35,359
        7.125% due 07/01/2001               27,250         27,702
        7.250% due 10/01/2002               32,777         33,386
        7.375% due 07/01/2003               28,000         29,356
        7.375% due 08/01/2003                1,645          1,732
        7.750% due 10/01/2008               25,200         27,057
North Atlantic Energy
        9.050% due 06/01/2002                8,042          8,297
Northern Illinois Gas Co.
        6.450% due 08/01/2001                1,450          1,461
Northern Telecom Limited
        8.750% due 06/12/2001                  300            319
Ohio Bell Telephone Co.
        5.375% due 03/01/2007                  950            909
Ohio Edison
        6.875% due 09/15/1999                5,750          5,781
Ohio Power Co.
        6.875% due 06/01/2003                3,000          3,062
Pacific Gas & Electric Co.
        6.750% due 12/01/2000                3,049          3,060
Pacific Northwest Bell
        4.375% due 09/01/2002                   50             48
Pennsylvania Power & Light
        6.000% due 06/01/2000                  500            503
Philadelphia Electric
        5.625% due 11/01/2001               17,000         16,980
PP&L, Inc.
        6.125% due 05/01/2001 (d)            5,000          5,049
Public Service Electric & Gas
        8.750% due 07/01/1999                   90             91
        7.625% due 02/01/2000                  150            153
        6.500% due 06/01/2000                  500            505
        6.125% due 08/01/2002                1,000          1,014
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)           10,000         10,007
        5.780% due 11/22/2000 (d)            2,000          2,002
Queststar Pipeline
        9.375% due 06/01/2021                  200            225

68   See accompanying notes

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)
--------------------------------------------------------------------
Reliant Energy, Inc.
        8.750% due 03/01/2022            $     10,000   $     10,862
Southwestern Bell Telephone Co.
        6.125% due 03/01/2000                      50             50
Sprint Corp.
        8.125% due 07/15/2002                  10,378         11,010
System Energy Resources
        7.380% due 10/01/2000                   5,000          5,081
        7.710% due 08/01/2001                  14,850         15,371
Tennessee Valley Authority
        0.000% due 04/15/2042 (i)                 855            360
Texas Utilities Co.
        6.250% due 01/31/2000                   6,000          6,033
        6.270% due 02/01/2000                  11,000         11,087
        5.241% due 04/24/2000 (d)              54,700         54,804
        6.370% due 08/16/2001                   1,000          1,005
        5.940% due 10/15/2001                   3,000          3,001
        6.500% due 08/16/2002                   1,000          1,006
Texas-New Mexico Power
        10.750% due 09/15/2003                  4,950          5,243
Toledo Edison Co.
        8.180% due 07/30/2002                   1,400          1,470
        8.700% due 09/01/2002                  10,000         10,488
        7.850% due 03/31/2003                   7,000          7,290
        7.875% due 08/01/2004                     500            520
Tuscon Electric Power
        8.500% due 10/01/2009                     454            468
U.S. West Communications, Inc.
        6.625% due 09/15/2005                     300            311
        6.125% due 11/15/2005                     400            405
United Air Lines
        10.670% due 05/01/2004                  2,050          2,388
United Telecom, Inc.
        9.440% due 08/15/2001                  10,000         10,738
Western Massachusetts Electric
        6.875% due 01/01/2000                     700            704
        7.375% due 07/01/2001                   7,000          7,085
Western Resources, Inc.
        6.250% due 08/15/2003                   8,500          8,534
Wilmington Trust Co. - Tucson Electric
        10.732% due 01/01/2013 (j)                991          1,142
WorldCom, Inc.
        6.125% due 08/15/2001                     250            252
        6.400% due 08/15/2005                   1,000          1,016
                                                        ------------
                                                             995,938
                                                        ------------
Total Corporate Bonds & Notes                              9,472,069
(Cost $9,450,839)                                       ============

U.S. GOVERNMENT AGENCIES 3.7%

A.I.D. Housing Guarantee
        9.980% due 08/01/2008                   1,045          1,137
Federal Home Loan Bank
        6.400% due 09/10/2008                     525            520
Federal Home Loan Mortgage Corp.
        6.140% due 03/03/2003                     500            502
        6.000% due 11/18/2003                     750            747
        5.580% due 12/10/2003                     500            494
        7.030% due 04/05/2004                     125            125
        7.540% due 05/03/2004                      20             20
        5.500% due 12/21/2004                   1,000            981
        5.900% due 12/02/2005                   1,300          1,282
        6.375% due 09/25/2006                   1,250          1,241
        6.350% due 10/13/2006                   1,000            992
        6.350% due 11/28/2006                     100             99
        6.690% due 04/23/2008                   1,250          1,246
        6.220% due 06/24/2008                   1,850          1,847
        6.250% due 08/11/2008                   1,000            987
        6.300% due 09/10/2008                     260            256
Federal National Mortgage Assn
        9.050% due 04/10/2000                     400            415
        5.160% due 02/02/2001                     800            795
        5.125% due 02/13/2004                  21,716         21,340
        5.350% due 10/29/2004                   1,000            971
        5.750% due 10/28/2005                   1,500          1,464
        5.780% due 11/02/2005                     500            489
        6.000% due 11/24/2006                     700            686
        7.240% due 01/04/2007                     255            257
        6.490% due 08/27/2007                  56,000         58,100
        6.000% due 09/14/2007                     200            195
        6.470% due 02/22/2008                     700            692
        6.560% due 03/03/2008                     250            248
        6.125% due 08/28/2008                   1,000            985
        5.990% due 10/27/2008                     125            121
Housing & Urban Development Corp.
        8.810% due 08/01/2005                     285            328
New York City
        5.278% due 08/01/2002 (d)              35,487         35,330
Resolution Funing
        0.000% due 01/15/2007                     800            520
Student Loan Marketing Assn
        4.129% due 02/20/2000 (d)             134,700        133,361
        5.684% due 06/30/2000 (d)              63,700         63,584
        5.248% due 01/25/2003 (d)              41,537         41,600
        5.070% due 04/25/2004 (d)              20,459         20,255
        4.988% due 10/25/2004 (d)              27,806         27,743
        5.008% due 10/25/2004 (d)              50,033         49,946
        4.958% due 10/25/2005 (d)              11,583         11,546
        5.038% due 10/25/2005 (d)              36,723         36,629
        5.098% due 04/25/2006 (d)             119,639        119,236
        5.208% due 01/25/2007 (d)             114,483        114,439
        5.178% due 04/25/2007 (d)             210,062        210,093
                                                        ------------
Total U.S. Government Agencies                               963,844
(Cost $966,749)                                         ============

U.S. TREASURY OBLIGATIONS 12.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(l)          695,560        691,213
        3.375% due 01/15/2007 (h)(l)           69,478         66,917
        3.625% due 01/15/2008 (h)             248,671        242,998
        3.875% due 01/15/2009 (h)(l)          114,600        114,278
        3.625% due 04/15/2028 (h)             102,194         97,787
U.S. Treasury Bonds
        12.375% due 05/15/2004                  1,000          1,313
        10.375% due 11/15/2012                 10,820         14,272
        12.000% due 08/15/2013 (l)              8,845         12,892
        13.250% due 05/15/2014                 16,500         26,070
        9.250% due 02/15/2016 (l)             301,500        409,946
        7.250% due 05/15/2016                 107,450        123,333
        8.750% due 05/15/2017 (l)               9,460         12,455
        8.875% due 08/15/2017 (l)             544,900        726,420
        9.125% due 05/15/2018                 234,900        321,226
        8.125% due 05/15/2021                 225,000        285,891
        8.000% due 11/15/2021                  66,145         83,198
        7.125% due 02/15/2023                   1,650          1,906
        6.500% due 11/15/2026                     130            141
        6.625% due 02/15/2027                   3,165          3,486
        6.375% due 08/15/2027                   2,225          2,377
        6.125% due 11/15/2027                   1,650          1,710
U.S. Treasury Notes
        7.750% due 11/30/1999                   1,100          1,121
        5.375% due 07/31/2000                  20,000         20,106
        4.500% due 01/31/2001                     775            768
        7.500% due 11/15/2001                   1,350          1,428
        6.250% due 02/15/2003                   1,200          1,244
        5.875% due 02/15/2004                   1,200          1,236
        4.750% due 11/15/2008                   1,000            963
                                                        ------------
Total U.S. Treasury Obligations                            3,266,695
(Cost $3,389,678)                                       ============


MORTGAGE-BACKED SECURITIES 52.7%

Collateralized Mortgage Obligations 18.4%
American Southwest Financial
        0.000% due 06/04/2013 (i)              64,050         70,617
        12.250% due 11/01/2014                     57             59
        12.500% due 04/01/2015                    437            486
        12.000% due 05/01/2015                    892            932
        11.400% due 09/01/2015                    661            690


                                                     See accompanying notes   69

Total Return Fund
March 31, 1999

                                            Principal
                                               Amount        Value
                                               (000s)       (000s)
------------------------------------------------------------------
Aspetuck Trust
        5.151% due 08/02/1999 (d)            $ 80,000     $ 79,975
BA Mortgage Securities, Inc.
        6.250% due 08/25/2028                  25,000       23,632
Bankers Trust Co.
        8.625% due 04/01/2018                      77           78
Bear Stearns Mortgage Securities, Inc.
        5.688% due 10/25/2023 (d)               5,267        5,406
       10.000% due 08/25/2024                   7,463        7,824
        7.000% due 03/25/2027                   7,000        7,076
Cendant Mortgage Corp.
        6.499% due 11/18/2028 (d)               5,400        4,860
        6.499% due 11/18/2028 (d)              14,333       14,019
Chase Mortgage Finance Corp.
        8.250% due 10/25/2010                   1,429        1,425
        6.204% due 04/25/2025 (d)              29,846       30,273
        6.550% due 08/25/2028                   3,000        3,029
Citicorp Mortgage Securities, Inc.
        9.500% due 09/25/2019                     250          249
        6.906% due 10/25/2022 (d)              13,664       13,698
        6.250% due 04/25/2024                  11,796       11,036
        7.250% due 10/25/2027                  20,462       20,823
CMC Securities Corp.
        6.239% due 09/25/2023 (d)               6,859        6,922
        7.440% due 04/25/2025 (d)                 232          232
        7.250% due 11/25/2027                   9,453        9,678
Collateralized Mortgage Obligation Trust
       10.200% due 02/01/2016                     467          489
        8.000% due 09/20/2021                   8,833        8,856
Collateralized Mortgage Securities Corp.
       11.500% due 09/01/2015                      34           36
       11.450% due 11/01/2015 (d)                 203          204
        8.750% due 04/20/2019                     687          693
Comm
        6.145% due 02/15/2008                   5,000        5,109
Countrywide Home Loans
        6.500% due 07/25/2013                   5,676        5,656
        7.936% due 07/25/2024 (d)               6,892        6,991
        6.750% due 11/25/2025                  25,567       25,571
        7.500% due 06/25/2027                  12,364       12,695
        7.250% due 12/25/2027                   6,224        6,321
        7.250% due 02/25/2028                  57,846       58,790
        6.050% due 04/25/2029                  56,000       55,257
DLJ Mortgage Acceptance Corp.
        7.413% due 08/01/2021 (d)(j)            5,325        5,395
        7.807% due 12/25/2022 (d)               2,800        2,841
        8.122% due 03/25/2024 (d)                 813          824
        6.500% due 04/25/2024                       1            1
        8.365% due 05/25/2024 (d)                 192          195
        6.850% due 12/17/2027                   6,605        6,663
        6.750% due 06/19/2028                 128,425      128,412
Drexel Mortgage Funding
        9.500% due 11/20/2017                   1,153        1,175
        8.600% due 03/01/2018                     367          369
Federal Home Loan Mortgage Corp.
        7.000% due 05/15/1999                      11           11
        6.500% due 03/15/2000                     355          356
        7.000% due 10/15/2003                   4,974        5,077
        7.500% due 11/01/2003                   8,229        8,426
        6.000% due 06/15/2005                   9,904        9,949
        6.500% due 07/25/2005                  15,200       15,181
        6.500% due 07/15/2006                   1,075        1,088
        6.500% due 08/15/2006                     710          718
        6.500% due 05/15/2008                   1,000        1,012
        6.200% due 12/15/2008                   4,089        3,915
        6.000% due 03/15/2009                     265          266
        8.500% due 08/15/2013                   2,000        2,101
        8.500% due 09/15/2013                   5,941        6,240
       11.000% due 11/30/2015                  10,791       11,934
        7.000% due 03/15/2016                      33           33
        5.400% due 05/25/2016                  52,514       51,382
        7.000% due 11/15/2016                   9,540        9,617
        6.210% due 08/15/2017                     104          104
        5.900% due 03/15/2018                  10,961       10,203
        6.350% due 03/25/2018                     200          202
        5.250% due 05/15/2018                     635          634
        6.500% due 12/15/2018                   4,004        4,023
        6.500% due 05/15/2019                     615          618
        6.250% due 07/15/2019                  56,551       56,735
        5.000% due 08/15/2019                     178          176
        9.125% due 06/15/2020                     222          222
        5.250% due 07/15/2020                     598          594
        5.500% due 10/15/2020                     154          153
        9.500% due 11/15/2020                   6,338        6,701
        9.000% due 12/15/2020                   2,753        2,868
        6.000% due 12/15/2020                     413          411
        9.000% due 12/15/2020                   1,342        1,400
        8.750% due 12/15/2020                   1,265        1,310
        6.250% due 01/15/2021                     200          200
        6.500% due 05/15/2021                     159          160
        6.500% due 05/17/2021                     113          111
        8.500% due 06/15/2021                  36,377       37,764
        6.950% due 07/15/2021                     700          709
        8.000% due 07/15/2021                  10,375       10,682
        9.500% due 07/15/2021                   3,142        3,253
        9.000% due 07/15/2021                   2,551        2,689
        6.950% due 08/15/2021                     185          188
        8.000% due 08/15/2021                  23,472       24,289
        6.200% due 08/15/2021                   1,500        1,514
        6.500% due 09/15/2021                   1,543        1,549
        8.000% due 09/15/2021                      36           37
        7.000% due 09/15/2021                     423          426
        7.000% due 10/15/2021                      24           24
        8.000% due 12/15/2021                  16,222       17,023
        6.850% due 01/15/2022                     700          712
        8.250% due 06/15/2022                   5,000        5,228
        7.000% due 07/15/2022                   8,539        8,557
        8.500% due 10/15/2022                  11,001       11,395
        7.500% due 01/15/2023                  15,858       16,318
        7.000% due 07/15/2023                     244          239
        7.250% due 07/15/2023                      20           20
        6.500% due 07/15/2023                     107          107
        7.500% due 01/20/2024                     243          246
        5.000% due 02/15/2024                     116          104
        6.500% due 02/15/2024                      27           27
        6.250% due 05/15/2024                  12,165       11,193
        7.250% due 08/15/2024                     190          193
        8.000% due 09/15/2024                  16,250       17,292
        7.000% due 11/17/2025                      40           40
        7.310% due 10/01/2026 (d)               4,113        4,202
        7.500% due 01/15/2027                  22,511       23,016
        7.500% due 03/17/2027                  20,000       20,444
        7.500% due 06/20/2027                  17,492       17,658
        6.500% due 08/15/2027                  14,193       12,405
        6.500% due 10/15/2027                  32,300       31,636
        6.500% due 01/25/2028                   8,691        8,442
        7.000% due 02/15/2028                   1,608        1,557
        6.500% due 04/15/2028                 155,706      152,411
        6.500% due 05/15/2028                  48,000       46,777
        6.500% due 06/15/2028                  53,308       48,508
        6.500% due 06/20/2028                  21,224       18,918
        6.500% due 07/15/2028                  27,365       25,308
        6.500% due 08/15/2028                 251,255      230,348
        7.000% due 11/15/2028                   9,000        9,146
        6.000% due 12/15/2028                  22,146       19,742
        6.500% due 12/15/2028                   6,403        5,804
        6.500% due 01/15/2029                  10,411       10,245
        6.500% due 03/15/2029                  11,221       10,504
        6.181% due 08/15/2032 (d)              34,712       34,989
Federal Housing Administration
        7.430% due 01/01/2024                   1,044        1,094
Federal National Mortgage Assn
        9.100% due 02/25/2002                   3,074        3,129
        7.500% due 05/25/2005                   6,700        6,901
        7.500% due 02/25/2006                     375          387
        6.500% due 05/01/2006                     277          279
        6.500% due 07/25/2006                      75           76
        8.000% due 11/25/2006                      30           31
        6.000% due 07/25/2007                     300          301

70   See accompanying notes

                                               Principal
                                                  Amount              Value
                                                  (000s)             (000s)
---------------------------------------------------------------------------
        8.638% due 08/25/2007 (d)            $        42        $        43
        6.270% due 09/25/2007                      3,000              3,002
        7.000% due 10/25/2007                        200                206
        6.500% due 05/25/2008                        500                509
       10.500% due 08/25/2008                      7,146              8,310
        6.750% due 11/25/2010                      1,300              1,311
        7.000% due 01/25/2011                        500                504
        7.500% due 01/20/2012                          8                  8
        9.670% due 01/25/2017                        143                144
        9.200% due 12/25/2017                        107                107
        9.300% due 05/25/2018                      1,082              1,136
        9.500% due 06/25/2018                        579                628
        5.488% due 06/25/2018 (d)                      5                  5
        6.500% due 06/25/2018                      2,557              2,557
        5.500% due 07/25/2018                        115                115
        9.500% due 11/25/2018                     15,513             16,111
        6.000% due 12/25/2018                         44                 44
        6.500% due 03/25/2019                        885                890
        6.250% due 04/18/2019                      6,241              6,246
        9.500% due 06/25/2019                      2,149              2,268
        5.650% due 07/25/2019                      3,650              3,649
        6.350% due 08/25/2019                        435                436
        8.000% due 10/25/2019                      7,122              7,206
        7.500% due 12/25/2019                        115                118
        9.000% due 12/25/2019                      9,287              9,853
        6.500% due 03/25/2020                      3,965              3,980
        7.500% due 05/25/2020                      5,240              5,367
        6.000% due 06/25/2020                      4,167              4,164
        9.000% due 09/25/2020                      5,840              6,109
        7.000% due 09/25/2020                     25,000             25,285
        8.000% due 12/25/2020                     23,440             24,548
        9.000% due 01/25/2021                      8,602              9,012
        8.750% due 01/25/2021                      5,031              5,260
        7.500% due 02/17/2021                        196                197
        9.000% due 03/25/2021                        736                778
        7.500% due 03/25/2021                     18,805             18,987
        7.000% due 05/25/2021                        300                307
        6.500% due 06/25/2021                      5,355              5,339
        7.500% due 06/25/2021                        187                189
        8.000% due 07/25/2021                     24,214             24,963
        8.500% due 09/25/2021                      8,427              8,775
        7.000% due 10/25/2021                      8,390              8,454
        8.000% due 10/25/2021                     22,430             23,329
        7.000% due 11/25/2021                     24,015             24,212
        6.000% due 12/25/2021                         87                 87
        8.000% due 01/25/2022                     21,700             22,408
        8.000% due 03/25/2022                        208                212
        7.000% due 04/25/2022                     17,091             17,203
       10.000% due 05/01/2022                        220                238
        7.000% due 06/25/2022                      1,928              1,957
        8.000% due 06/25/2022                      3,426              3,673
        8.000% due 07/25/2022                     25,524             26,646
        7.000% due 07/25/2022                      8,598              8,727
        8.000% due 07/25/2022                     28,757             29,826
        7.800% due 10/25/2022                      5,131              5,290
        6.500% due 10/25/2022                      3,673              3,473
        6.500% due 12/25/2022                        459                460
        7.000% due 03/25/2023                     26,170             26,225
        6.500% due 05/18/2023                     11,418             11,497
        6.900% due 05/25/2023                        143                143
        7.000% due 06/25/2023                      4,481              4,292
        6.500% due 08/25/2023                         64                 65
        6.000% due 08/25/2023                      3,068              3,013
        6.750% due 09/25/2023                      3,590              3,518
        1.000% due 09/25/2023                        350                309
        6.750% due 10/25/2023                        540                519
        7.500% due 10/25/2023                         89                 90
        6.500% due 11/25/2023                        170                170
        6.500% due 12/25/2023                      1,054                968
        6.500% due 01/25/2024                      2,410              2,287
        7.250% due 02/25/2024                         50                 50
        7.500% due 06/20/2024                        120                122
        7.000% due 02/18/2025                        140                142
        7.500% due 12/25/2025                        120                124
        7.000% due 02/15/2026                        180                183
        7.000% due 07/18/2026                        210                208
        7.000% due 12/18/2026                     14,689             14,409
        6.000% due 05/17/2027                      5,470              5,127
        6.500% due 03/01/2028                        599                598
        6.500% due 06/25/2028                      3,400              3,316
        6.500% due 07/18/2028                     67,412             64,104
        6.000% due 04/25/2029                      9,881              8,104
First Commonwealth Savings & Loan
       10.375% due 04/01/2005                         19                 20
First Union Residential Securitization, Inc.
        6.750% due 08/25/2028                      9,048              8,802
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                      4,353              4,394
        6.500% due 09/25/2023                      1,175              1,110
        6.500% due 02/25/2024                          9                  9
        6.500% due 03/25/2024                     53,964             52,601
        6.500% due 04/25/2024                     60,500             56,518
        7.500% due 07/25/2027                     10,329             10,467
        7.000% due 11/25/2027                     37,500             37,943
        6.650% due 05/25/2028                      9,064              9,146
        6.750% due 05/25/2028                     23,934             23,713
        6.550% due 06/25/2028                     23,450             23,597
        6.750% due 06/25/2028                      2,814              2,830
        6.500% due 12/25/2028                     19,500             18,993
General Motors Acceptance Corp.
        6.700% due 03/15/2008                      1,000              1,021
Goldman Sachs Mortgage Corp.
        6.000% due 12/31/2007 (j)                  9,948              9,941
Government National Mortgage Assn
        7.500% due 07/20/2020                        178                179
        7.000% due 01/15/2024                        500                510
        8.000% due 05/16/2024                        120                123
        7.000% due 08/20/2026                        150                147
        7.500% due 02/16/2027                        119                116
        7.500% due 07/16/2027                     26,744             27,280
        6.500% due 06/20/2028                     10,274              9,236
        6.500% due 07/20/2028                     35,502             32,590
        6.500% due 09/20/2028                     25,824             23,036
Greenwich
        6.844% due 04/25/2022 (d)                  1,104              1,118
        6.840% due 07/25/2022 (d)                  4,571              4,622
        6.818% due 10/25/2022 (d)                    159                161
        6.892% due 04/25/2023 (d)                  2,032              2,053
        7.485% due 04/25/2024 (d)                  2,538              2,614
        8.040% due 06/25/2024 (d)                  2,518              2,623
        8.131% due 08/25/2024 (d)                  4,087              4,117
        8.733% due 11/25/2024 (d)                  1,190              1,201
Headlands Mortgage Securities, Inc.
        7.250% due 11/25/2012                      3,445              3,511
        6.750% due 12/25/2028                     59,468             59,344
        6.650% due 02/25/2029                    165,866            164,917
ICI Funding Corp. Secured Assets Corp.
        7.250% due 09/25/2027                     18,068             18,411
Imperial CMB Trust
        5.320% due 09/25/2026 (d)                 11,842             11,920
        6.650% due 11/25/2029                      1,702              1,725
Independent National Mortgage Corp.
        6.650% due 10/25/2024                      2,723              2,722
        7.784% due 11/25/2024 (d)                  4,213              4,321
        8.750% due 12/25/2024                         30                 31
        7.978% due 01/25/2025 (d)                    328                334
        8.000% due 06/25/2025                         75                 76
        6.569% due 07/25/2025 (d)                 15,098             15,436
        7.559% due 07/25/2025 (d)                 11,679             11,920
International Mortgage Acceptance Corp.
       12.500% due 03/01/2014                        400                448
J.P. Morgan & Co.
        9.000% due 10/20/2020                     15,380             15,843
J.P. Morgan Commercial Mortgage Finance Corp.
        6.533% due 01/15/2030                     20,000             20,369
Kidder Peabody Acceptance Corp.
        8.390% due 05/20/2018                        277                280
        7.927% due 09/25/2024 (d)                 20,000             20,084

                                                      See accompanying notes  71

Total Return Fund
March 31, 1999

                                                 Principal
                                                    Amount               Value
                                                    (000s)              (000s)
--------------------------------------------------------------------------------
Marine Midland
        8.000% due 10/25/2023                 $        143       $        142
Mellon Residential Funding Corp.
        6.350% due 06/25/2028                       22,000             22,100
Merrill Lynch Mortgage
        7.428% due 06/15/2021 (d)                    6,660              6,741
        7.688% due 06/15/2021 (d)                    6,248              6,381
        8.339% due 06/25/2022 (d)                      648                648
Midland Realty Acceptance Corp.
        7.020% due 01/25/2029                       21,645             22,105
Morgan Stanley Mortgage Trust
        8.250% due 07/01/2018                        6,355              6,421
Mortgage Capital Funding, Inc.
        7.008% due 09/20/2006                       15,545             15,978
Mortgage Capital Trust V
        8.875% due 04/01/2018                          115                118
NationsBanc Montgomery Funding Corp.
        6.500% due 07/25/2028                        9,000              8,732
        6.250% due 10/25/2028                        1,000                950
Nomura Asset Securities Corp.
        7.492% due 05/25/2024 (d)                    6,606              6,790
Norwest Asset Securities Corp.
        6.250% due 11/25/2013                       45,716             45,414
        6.350% due 04/25/2028                        2,500              2,515
        6.500% due 12/25/2028                       20,000             19,476
        6.500% due 02/25/2029                       55,000             52,645
        6.500% due 03/25/2029                       12,200             11,828
        5.950% due 03/30/2029                      128,513            127,225
        6.300% due 03/30/2029                       11,419             11,414
        5.950% due 04/30/2029                       16,347             16,286
Norwest Mortgage
       12.500% due 02/01/2014                          794                848
       12.250% due 04/01/2014                           64                 59
PaineWebber Mortgage
        6.000% due 04/25/2009                       11,951             11,814
PNC Mortgage Securities Corp.
        7.000% due 10/25/2027                       36,616             36,983
        6.500% due 02/25/2028                        2,500              2,518
        7.000% due 05/25/2028                       10,144             10,260
        6.750% due 07/25/2028                        2,027              2,015
        6.750% due 09/25/2028                        4,000              3,975
        6.200% due 04/30/2029                       30,000             29,850
Prudential Bache
        5.941% due 09/01/2018 (d)                      320                316
        8.400% due 03/20/2021                        3,105              3,199
Prudential Home Mortgage Securities
        6.400% due 04/25/2009                        2,482              2,488
        8.000% due 06/25/2022                        1,668              1,663
        6.950% due 11/25/2022                          222                220
        6.750% due 10/25/2023                        8,688              8,114
        7.995% due 11/25/2023 (d)                    3,736              3,784
        5.900% due 12/25/2023                       11,816             11,813
        6.050% due 04/25/2024                        4,743              4,738
        6.000% due 05/25/2024                           13                 13
        6.450% due 11/25/2025                        5,264              5,017
PSB Financial Corp.
       11.050% due 12/01/2015                          662                713
Residential Accredit Loans, Inc.
        7.000% due 02/25/2028                       41,115             41,624
        6.500% due 10/25/2028                       17,928             17,838
Residential Asset Securities Corp.
        7.000% due 03/25/2027                           94                 95
        7.250% due 05/25/2027                          162                163
Residential Asset Securitization Trust
        7.375% due 03/25/2027                        5,142              5,260
        7.000% due 10/25/2027                       19,832             20,020
        6.750% due 06/25/2028                       32,549             32,764
        6.500% due 12/25/2028                        1,250              1,204
Residential Funding Mortgage Securities, Inc.
        7.000% due 08/25/2008                       11,901             12,011
        6.500% due 09/25/2008                        7,000              7,047
        6.250% due 10/25/2008                        2,161              2,159
        6.500% due 12/25/2012                       19,016             19,068
        6.500% due 01/25/2013                      167,527            167,929
        8.500% due 05/25/2017                           65                 68
        7.750% due 09/25/2022                          933                949
        8.000% due 01/25/2023                        5,489              5,592
        7.400% due 09/25/2025                           45                 45
        7.500% due 09/25/2025                       18,183             18,507
        7.500% due 12/25/2025                          966                994
        7.500% due 06/25/2027                       51,535             52,836
        7.500% due 07/25/2027                       25,265             25,528
        7.250% due 10/25/2027                       24,000             24,377
        7.000% due 11/25/2027                        7,000              7,049
        6.750% due 02/25/2028                        4,572              4,598
        6.750% due 05/25/2028                       60,741             61,114
        6.750% due 09/25/2028                       61,993             61,561
        6.500% due 10/25/2028                       52,000             50,650
        6.250% due 11/25/2028                        3,000              2,863
        6.500% due 01/25/2029                       52,231             50,757
Resolution Trust Corp.
        7.649% due 02/25/2020 (d)                      143                143
        6.671% due 09/25/2020 (d)(n)                12,307              2,831
        6.925% due 09/25/2020 (d)                    2,121              1,795
        5.977% due 01/25/2021 (d)                      799                797
        8.417% due 06/25/2021 (d)                      584                582
        8.689% due 08/25/2021 (d)                    9,244              9,285
        8.694% due 08/25/2021                        8,000              8,091
        7.250% due 09/25/2021 (d)                    2,301              2,291
        6.000% due 10/25/2021 (d)                      196                197
        5.642% due 10/25/2021 (d)                      159                157
        8.625% due 10/25/2021                          210                209
        8.141% due 10/25/2021 (d)                      207                207
        7.632% due 03/25/2022 (d)                    6,691              6,752
        8.579% due 05/25/2022 (d)                    2,073              2,151
        7.625% due 08/25/2023 (d)                    2,001              2,003
        9.450% due 05/25/2024                       19,693             19,695
        7.100% due 12/25/2024                        1,500              1,488
        7.010% due 07/25/2028 (d)                   14,001             13,946
        7.189% due 10/25/2028 (d)                    8,500              8,541
        6.987% due 10/25/2028 (d)                   19,546             19,646
        7.068% due 05/25/2029 (d)                    3,497              3,568
        7.490% due 05/25/2029 (d)                    4,660              4,654
Rural Housing Trust
        3.330% due 10/01/2028                          152                141
Ryan Mortgage Acceptance Corp.
        9.450% due 10/01/2016                          118                125
Ryland Acceptance Corp.
        9.000% due 12/01/2016                          614                627
       11.500% due 12/25/2016                          125                125
        8.200% due 09/25/2022                           70                 71
       14.000% due 11/25/2031                        1,221              1,353
Ryland Mortgage Securities Corp.
        7.381% due 08/25/2022 (d)                    2,615              2,651
        6.802% due 08/25/2029 (d)                    4,489              4,615
        6.803% due 10/25/2031 (d)                    7,946              8,027
Salomon Brothers Mortgage Securities
        6.899% due 11/25/2022 (d)                      988              1,008
        7.871% due 07/01/2024 (d)                    8,064              8,225
        5.178% due 06/25/2027 (d)                    2,127              2,128
        5.277% due 04/25/2029 (d)                   37,223             37,206
Santa Barbara Savings
        9.500% due 11/20/2018                        3,107              3,109
Saxon Mortgage
        7.370% due 08/25/2023 (d)                   22,888             23,496
        7.968% due 09/25/2024 (d)                   10,508             10,882
Sears Mortgage
        6.707% due 09/25/2022 (d)                    1,523              1,550
Securitized Asset Sales, Inc.
        7.027% due 10/25/2023 (d)                    2,678              2,753
        7.304% due 12/26/2023 (d)                    1,937              1,966
        7.410% due 09/25/2024 (d)                    9,900             10,111
        5.944% due 02/25/2028                        3,200              3,199
Security Pacific National Bank
        6.200% due 03/01/2018 (d)                      106                105
Southern Pacific Secured Assets Corp.
        5.107% due 06/25/2028 (d)                   81,776             80,535
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                       18,026             17,756


72   See accompanying notes

                                                     Principal
                                                        Amount          Value
                                                        (000s)         (000s)
--------------------------------------------------------------------------------
        6.300% due 04/25/2024                    $      22,500  $      22,386
        6.917% due 06/25/2028 (d)                       47,361         47,938
        6.250% due 11/25/2028                            9,878          9,530
        6.750% due 01/25/2029                            3,000          2,976
        6.580% due 06/25/2029 (d)                       32,620         32,996
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                        5,214          5,224
TMA Mortgage Funding Trust
        5.319% due 01/25/2029                           47,500         47,485
Union Planters Mortgage Finance Corp.
        6.750% due 01/25/2028                            4,000          4,023
        6.800% due 01/25/2028                           15,000         15,082
Vendee Mortgage Trust
        7.000% due 02/15/2000                            2,482          2,498
        7.750% due 03/15/2016                              600            610
        7.750% due 05/15/2018                              550            567
        6.500% due 05/15/2020                           26,086         25,721
Western Federal Savings & Loan
        6.563% due 06/25/2021 (d)                        6,270          5,896
                                                                -------------
                                                                    4,807,440
                                                                =============
Federal Home Loan Mortgage Corporation 12.4%
        5.000% due 04/01/1999                               33             33
        5.500% due 04/01/2001-05/15/2029 (g)           243,464        229,629
        5.750% due 08/15/2020                              300            299
        6.000% due 12/01/2000-05/17/2029 (g)         2,277,099      2,224,480
        6.171% due 12/01/2026 (d)                        8,125          8,184
        6.250% due 03/15/2028                           38,700         37,502
        6.500% due 07/01/2001-05/17/2029 (g)           488,256        484,540
        6.625% due 01/01/2019 (d)                           13             14
        6.750% due 04/01/2017-01/17/2025 (d)(g)         17,222         17,346
        6.775% due 11/01/2003                               69             69
        6.832% due 07/01/2023 (d)                        2,607          2,682
        6.991% due 01/01/2024 (d)                          634            652
        6.999% due 01/01/2024 (d)                          646            662
        7.000% due 01/01/2000-03/01/2026 (g)            17,163         17,399
        7.210% due 05/01/2023-10/25/2023 (d)(g)         23,212         23,829
        7.279% due 05/01/2027 (d)                        1,709          1,742
        7.296% due 07/01/2024 (d)                        2,736          2,800
        7.299% due 06/01/2024 (d)                        1,532          1,578
        7.321% due 04/01/2029 (d)                        2,076          2,137
        7.354% due 08/01/2023 (d)                           13             14
        7.356% due 07/01/2022 (d)                        1,377          1,409
        7.377% due 09/01/2023 (d)                       15,417         15,704
        7.427% due 04/01/2023 (d)                          737            747
        7.461% due 07/01/2023 (d)                          801            818
        7.470% due 11/01/2023 (d)                          647            655
        7.500% due 05/01/1999-04/14/2029 (g)            50,637         52,061
        7.528% due 09/01/2023 (d)                        2,147          2,185
        7.545% due 08/01/2023 (d)                        8,091          8,240
        7.552% due 08/01/2023 (d)                        1,464          1,517
        7.567% due 10/01/2023 (d)                        2,395          2,430
        7.568% due 10/01/2023 (d)                        1,514          1,536
        7.569% due 05/01/2023 (d)                        1,663          1,689
        7.572% due 04/01/2024 (d)                        9,631          9,884
        7.602% due 09/01/2023 (d)                        3,387          3,457
        7.609% due 08/01/2024 (d)                          377            382
        7.610% due 09/01/2023 (d)                        2,354          2,388
        7.643% due 11/01/2023 (d)                          874            893
        7.659% due 08/01/2023 (d)                          702            722
        7.723% due 10/01/2023 (d)                        2,521          2,563
        7.735% due 11/01/2023 (d)                          505            512
        7.750% due 04/01/2007                               42             43
        7.821% due 10/01/2023 (d)                          514            531
        7.909% due 10/01/2023 (d)                        1,462          1,517
        8.000% due 10/01/2007-06/01/2026 (g)             5,138          5,351
        8.250% due 08/01/2007-12/01/2009 (g)               273            283
        8.500% due 09/01/2001-01/01/2028 (g)            36,816         38,734
        8.750% due 02/01/2001-12/01/2010 (g)               228            234
        8.900% due 11/15/2020                           19,324         20,372
        9.000% due 01/01/2002-09/15/2020 (g)               845            883
        9.250% due 06/01/2009-11/01/2013 (g)               132            141
        9.500% due 08/01/2001-06/01/2021 (g)             2,079          2,204
        9.750% due 11/01/2004-05/01/2009 (g)                60             63
       10.000% due 06/01/2004-11/15/2019 (g)             1,069          1,118
       10.250% due 03/15/2009-05/01/2009 (g)             1,563          1,679
       11.000% due 12/01/1999-07/01/2019 (g)               813            883
       11.250% due 10/01/2009-09/01/2015 (g)               182            198
       11.500% due 03/01/2000-05/01/2000 (g)                10             10
       13.250% due 10/01/2013                               82             93
       14.000% due 04/01/2016                               24             28
       15.500% due 08/01/2011-11/01/2011 (g)                18             20
       16.250% due 05/01/2011                                3              3
                                                                -------------
                                                                    3,239,771
                                                                =============
Federal Housing Administration 0.9%
        6.000% due 03/20/2028                           23,900         23,139
        6.500% due 03/01/2040                            5,000          4,915
        6.875% due 11/01/2015                            3,153          3,164
        7.125% due 03/01/2034                            4,458          4,581
        7.211% due 12/01/2021                            2,816          2,908
        7.250% due 12/01/2021-04/30/2039 (g)            20,231         20,820
        7.316% due 05/01/2019                            4,978          5,131
        7.375% due 03/01/2019-01/01/2024 (g)            16,093         16,651
        7.400% due 02/01/2021                            2,522          2,630
        7.430% due 12/01/2016-05/01/2025 (g)            94,512         98,228
        7.465% due 11/01/2019                           42,238         43,650
        7.500% due 04/30/2039                            3,370          3,463
        7.650% due 11/01/2018                              135            129
                                                                -------------
                                                                      229,409
                                                                =============
Federal National Mortgage Association 4.3%
        5.500% due 04/14/2029-05/17/2029 (g)           213,000        200,835
        5.650% due 04/25/2005                              146            146
        5.848% due 09/01/2017 (d)                        6,009          6,022
        5.889% due 08/01/2029 (d)                        1,200          1,206
        5.905% due 04/01/2018-05/01/2036 (d)(g)          5,471          5,511
        5.906% due 05/01/2036 (d)                        1,374          1,383
        5.916% due 05/01/2036 (d)                       64,398         64,835
        5.940% due 07/01/2017-04/26/2029 (d)(g)        173,053        174,081
        5.941% due 07/01/2027-10/01/2028 (d)(g)         23,368         23,492
        5.944% due 10/01/2032 (d)                       18,965         19,068
        5.946% due 11/01/2035 (d)                       56,686         57,000
        5.950% due 05/01/2036 (d)                       64,056         64,491
        5.996% due 09/01/2024 (d)                        3,282          3,306
        6.000% due 12/01/2000-05/17/2029 (d)(g)        112,573        110,481
        6.012% due 03/01/2033 (d)                       47,264         47,562
        6.200% due 04/25/2005                              771            773
        6.218% due 04/01/2027 (d)                          199            201
        6.250% due 07/25/2007                              100            101
        6.390% due 05/25/2036                           16,606         14,382
        6.406% due 12/01/2023 (d)                        1,133          1,153
        6.500% due 11/01/2003-05/18/2029 (g)           111,996        111,380
        6.585% due 02/01/2026 (d)                          728            749
        6.600% due 09/25/2018                            6,485          6,547
        6.622% due 01/01/2024 (d)                          551            568
        6.690% due 01/01/2024 (d)                        1,157          1,196
        6.750% due 08/01/2003                              468            478
        6.805% due 09/01/2022 (d)                        1,845          1,863
        6.834% due 07/01/2003                               68             70
        6.909% due 01/01/2024 (d)                          253            261
        6.950% due 11/01/2023-03/25/2026 (d)(g)            469            477
        6.983% due 03/01/2026 (d)                        4,590          4,719
        6.990% due 11/01/2025 (d)                        2,932          3,014
        7.000% due 07/01/2001-12/20/2027 (g)            60,264         61,090
        7.001% due 03/01/2025 (d)                        4,437          4,555
        7.095% due 01/01/2024 (d)                        3,008          3,092
        7.134% due 09/01/2022 (d)                        1,929          1,948
        7.143% due 01/01/2026 (d)                        1,803          1,848
        7.190% due 09/01/2025 (d)                        2,952          3,026
        7.202% due 11/01/2023 (d)                        1,159          1,190
        7.250% due 05/01/2002-01/01/2023 (g)            11,284         11,536
        7.252% due 11/01/2025 (d)                        2,029          2,071
        7.308% due 07/01/2024 (d)                        7,334          7,551
        7.310% due 12/01/2023 (d)                        1,600          1,646
        7.338% due 09/01/2024 (d)                        2,169          2,219
        7.410% due 11/01/2025 (d)                        5,811          5,946
        7.500% due 08/01/2003-07/01/2028n (g)           67,700         69,731
        7.537% due 05/01/2026 (d)                          978            996
        7.582% due 09/01/2023 (d)                        3,922          4,026
        7.625% due 10/01/2023 (d)                          478            488
        7.726% due 05/01/2024 (d)                        3,087          3,187

                                                     See accompanying notes   73

Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount          Value
                                                        (000s)         (000s)
--------------------------------------------------------------------------------
        7.750% due 06/01/2009                       $      199     $      209
        8.000% due 09/01/2001-12/01/2026 (g)             6,897          7,173
        8.250% due 10/01/2008-02/01/2017 (g)               684            718
        8.500% due 07/01/1999-05/01/2027 (g)             3,662          3,836
        9.000% due 10/01/2004-04/01/2017 (g)             1,334          1,396
        9.250% due 10/01/2001                               11             11
        9.500% due 12/01/2006-07/01/2022 (g)               109            118
        9.750% due 11/01/2008                               83             88
       10.000% due 09/01/2003-05/01/2022 (g)               735            791
       10.500% due 12/01/2016-04/01/2022 (g)               702            762
       10.750% due 03/01/2014                               26             29
       12.000% due 05/01/2016                               14             16
       13.000% due 09/01/2013                               43             48
       13.250% due 09/01/2011                               17             19
       14.500% due 11/01/2011-01/01/2013 (g)                66             74
       14.750% due 08/01/2012-11/01/2012 (g)               234            275
       15.500% due 10/01/2012-12/01/2012 (g)                24             28
       15.750% due 12/01/2011-08/01/2012 (g)               140            168
       16.000% due 09/01/2012                              156            182
                                                                   ----------
                                                                    1,129,438
                                                                   ==========
Government National Mortgage Association 16.1%
        4.500% due 01/20/2024-06/20/2028 (d)(g)         69,382         70,012
        5.000% due 04/20/2028-08/20/2028 (d)(g)         64,335         64,896
        5.650% due 10/15/2012                               12             12
        6.000% due 10/15/2008-05/24/2029 (g)           542,357        528,412
        6.125% due 12/20/2020-12/20/2027 (d)(g)        445,801        452,368
        6.500% due 10/15/2008-09/15/2040 (g)         1,795,088      1,786,856
        6.625% due 08/20/2020-01/15/2040 (d)(g)        517,273        525,268
        6.750% due 06/20/2028                           19,984         19,313
        6.800% due 10/15/2040                            3,000          3,057
        6.820% due 10/15/2040                            3,437          3,543
        6.850% due 10/15/2038                           13,685         13,718
        6.875% due 06/20/2021-06/20/2027 (d)(g)        567,742        576,640
        6.880% due 04/20/2027-06/20/2027 (d)(g)         78,458         79,591
        7.000% due 07/15/2008-03/15/2028 (g)            17,315         17,641
        7.125% due 08/20/2027 (d)                           61             62
        7.375% due 04/20/2023                              505            512
        7.500% due 04/15/2007-09/15/2028 (g)            34,230         35,335
        8.000% due 05/15/2001-10/15/2025 (g)             2,413          2,522
        8.250% due 08/15/2004-05/15/2022 (g)               606            639
        8.500% due 06/15/2001-01/20/2027 (g)            10,189         10,685
        8.750% due 03/15/2007-07/15/2007 (g)               120            125
        9.000% due 06/15/2001-07/20/2022 (g)             6,028          6,475
        9.250% due 10/15/2001-12/20/2016 (g)               342            359
        9.500% due 04/15/2001-08/15/2023 (g)             5,392          5,825
        9.750% due 09/15/2002-01/15/2021 (g)               182            193
       10.000% due 04/15/2001-02/15/2025 (g)             4,617          5,095
       10.250% due 10/15/1999-02/20/2019 (g)                33             36
       10.500% due 06/15/2004                              111            120
       11.000% due 05/15/2004-03/15/2019 (g)               125            137
       11.250% due 03/15/2001-12/20/2015 (g)                48             53
       11.500% due 04/15/2013-05/15/2013 (g)                 8              8
       12.000% due 02/15/2000-01/15/2015 (g)                78             86
       12.500% due 01/15/2011                                1              2
       13.000% due 12/15/2012-10/15/2014 (g)                37             43
       13.250% due 10/20/2014                               20             23
       13.500% due 11/15/2012-12/15/2012 (g)                 6              7
       15.000% due 09/15/2012-10/15/2012 (g)                18             20
       16.000% due 01/15/2012-04/15/2012 (g)                 9             11
       17.000% due 11/15/2011-12/15/2011 (g)                78             91
                                                                   ----------
                                                                    4,209,791
                                                                   ==========
Other Mortgage-Backed Securities 0.5%
Aames Mortgage Trust
        7.275% due 05/15/2020                              116            116
Bank of America
        9.000% due 03/01/2008                               58             58
Citibank, NA
        8.000% due 07/25/2018                               69             70
DBL Mortgage Funding
        9.500% due 08/01/2019                               11             11
First Interstate Bancorp
        9.125% due 01/01/2009 (j)                           11             12
GE Capital Mortgage Services, Inc.
        7.250% due 07/25/2011                            8,821          8,886
General Electric Credit Corp.
        8.000% due 03/01/2002 (j)                           48             49
German American Capital Corp.
        8.360% due 09/30/2002                            2,415          2,504
        6.581% due 07/01/2018 (d)                        8,984          8,880
Great Western Savings & Loan
        5.860% due 08/01/2017 (d)                          152            150
Guardian
        6.903% due 12/25/2018 (d)                          216            189
Home Savings of America
        8.464% due 08/01/2006                               81             81
        5.641% due 05/25/2027 (d)                        2,856          2,791
        6.393% due 08/20/2029 (d)                       11,453         11,550
Imperial Savings & Loan
       10.000% due 09/01/2016 (j)                          142            149
        8.219% due 01/25/2017 (d)                           82             82
        8.850% due 07/25/2017 (d)                          317            316
LTC Commercial Corp.
        7.100% due 11/28/2012                            3,835          3,835
MDC Mortgage Funding
        8.268% due 01/25/2025 (d)                          420            437
Merrill Lynch Mortgage
        9.250% due 12/15/2009                                2              2
        8.048% due 06/15/2021 (d)                        1,387          1,416
Mid-State Trust
        8.330% due 04/01/2030                           71,276         74,945
Morgan Stanley Mortgage
        8.150% due 07/20/2021                                9              9
Resolution Trust Corp.
        6.653% due 09/25/2020 (d)                          456            392
        7.039% due 05/25/2029 (d)                        4,591          4,599
Salomon Brothers Mortgage Securities
       11.500% due 09/01/2015                            1,163          1,225
Sears Mortgage
       12.000% due 02/25/2014                              862            864
        6.499% due 06/25/2022 (d)                          534            540
        7.217% due 10/25/2022 (d)                        3,087          3,122
Western Federal Savings & Loan
        6.512% due 11/25/2018 (d)                          136            136
        6.562% due 03/25/2019 (d)                          800            800
                                                                   ----------
                                                                      128,216
                                                                   ==========
Stripped Mortgage-Backed Securities 0.1%
Bear Stearns Mortgage Securities, Inc. (IO)
        7.200% due 07/25/2024                              548             34
Federal Home Loan Mortgage Corp. (IO)
        6.500% due 08/15/2006                              581             31
        6.500% due 11/15/2006                            1,435             77
        6.500% due 03/15/2007                            2,028             95
        5.750% due 09/15/2007 (d)                        7,526            637
        6.000% due 10/15/2007                              585             42
        6.000% due 01/15/2008                              235             17
        5.428% due 02/15/2008 (d)                          748             76
        6.400% due 10/15/2008                              148             15
       11.651% due 01/15/2016                               11              0
        6.500% due 08/15/2016                            2,057             96
        6.500% due 08/15/2017                              431             23
        7.000% due 04/15/2018                            1,918            106
        7.500% due 08/15/2018                              163              7
        9.993% due 11/15/2018                               10              0
        8.845% due 01/15/2021                              295             60
        9.000% due 05/15/2022                              150             23
        6.500% due 09/15/2023                              450             64
Federal National Mortgage Association (IO)
        6.750% due 09/25/2004                               30              1
        7.000% due 06/25/2005                                8              0
       10.458% due 07/25/2005 (d)                           98              2
        6.500% due 07/25/2006                            3,333            169
        7.272% due 09/25/2006                                4             46
        6.500% due 02/25/2007                            2,838            225
        6.500% due 07/25/2007                            1,156             64
        6.500% due 09/25/2007                            3,639            303
        6.500% due 10/25/2007                            1,393             97
        0.100% due 03/25/2009 (d)                       37,255            754
        7.000% due 08/25/2015                            1,607             43

74   See accompanying notes

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
        7.000% due 08/25/2016                    $       478     $        17
        6.500% due 08/25/2020                          2,666             411
       10.070% due 01/25/2021                             66               7
        7.500% due 04/25/2021                          2,222             320
        9.032% due 08/25/2021                            903             183
        0.950% due 11/25/2021 (d)                     37,145             546
        6.500% due 10/25/2022                            258              27
        6.500% due 01/25/2023                          3,632             672
Federal National Mortgage Association (PO)
        0.000% due 09/01/2007                            972             872
        0.000% due 02/25/2021                          2,497           2,397
        0.000% due 06/25/2022                          1,585           1,479
        0.000% due 08/25/2023                            335             250
PaineWebber (IO)
       13.595% due 08/01/2019                            189              66
Vendee Mortgage Trust (IO)
        0.542% due 06/15/2023 (d)                    188,696           3,428
                                                                 -----------
                                                                      13,782
                                                                 -----------
Total Mortgage-Backed Securities                                  13,757,847
(Cost $13,747,931)                                               ===========

ASSET-BACKED SECURITIES 5.7%

AFC Home Equity Loan Trust
        6.903% due 10/25/2026 (d)                      5,329           5,424
America West Airlines
       10.500% due 01/02/2004 (d)                         24              23
American Express Credit Account Master Trust
        6.800% due 12/15/2003                          1,500           1,540
American Stores
        5.300% due 08/30/2004                         20,000          19,775
Americredit Automobile Receivable Trust
        6.540% due 05/12/2001                            500             506
Arcadia Automobile Receivables Trust
        6.300% due 07/16/2001                          6,018           6,038
Aspetuck Trust
        5.688% due 09/01/1999 (d)                    100,000         100,094
Associates Manufactured Housing
        7.000% due 03/15/2027                            900             912
Auto Receivables Trust
        6.500% due 04/16/2003                         10,003          10,015
Bridgestone/Firestone Master Trust
        6.170% due 07/01/2003                            250             252
California Infrastructure
        6.010% due 06/25/2001                          5,422           5,431
        6.150% due 06/25/2002                         19,500          19,656
Capital Equipment Receivables Trust
        6.030% due 02/15/2000                          1,897           1,908
Case Equipment Loan Trust
        6.150% due 09/15/2002                            729             730
Charter Commercial Holdings LLC
        7.750% due 03/31/2028                         32,000          31,920
Chase Manhattan Auto Owner Trust
        5.750% due 10/15/2001                            500             503
Chase Manhattan Grantor Trust
        6.000% due 09/17/2001                          1,164           1,167
        5.900% due 11/15/2001                          3,564           3,571
        5.200% due 02/15/2002                            575             576
        6.610% due 09/15/2002                          2,825           2,860
Chase Mortgage Finance Corp.
        6.750% due 10/25/2028                         30,000          27,694
Citibank N.A
        0.000% due 09/27/1999                         20,000          18,913
Citicorp Mortgage Securities, Inc.
        6.750% due 04/25/2028                         16,297          16,308
CMC Securities Corporation IV
        7.250% due 11/25/2027                          1,234           1,261
Columbia/HCA Healthcare
        6.807% due 09/30/2000                         25,000          24,594
Community Program Loan Trust
        4.500% due 10/01/2018                         26,079          24,528
        4.500% due 04/01/2029                         26,000          21,912
Conti Mortgage Home Equity Loan Trust
        5.106% due 10/15/2012 (d)                     21,135          21,119
        6.990% due 03/15/2021                            350             359
        5.079% due 06/15/2028 (d)                      6,306           6,300
Copelco Capital Funding Corp.
        6.340% due 07/20/2004                             33              34
CPS Auto Trust
        6.070% due 03/15/2003                            103             103
CS First Boston Mortgage Securities Corp.
        6.750% due 09/25/2028                          6,960           6,877
Daimler-Benz Vehicle Trust
        5.850% due 07/20/2003                          9,252           9,278
        6.050% due 03/31/2005                          6,825           6,882
Delta Air Lines Equipment Trust
        9.230% due 07/02/2002 (j)                     10,099          10,876
       10.500% due 01/02/2007 (j)                      7,412           9,064
       10.570% due 01/02/2007 (j)                     15,881          20,262
        9.550% due 01/02/2008 (j)                      7,773           8,996
       10.000% due 06/05/2013                         10,828          13,561
Discover Card Master Trust
        5.600% due 05/16/2006                          1,600           1,589
        5.314% due 10/16/2013 (d)                        400             403
EQCC Home Equity Loan Trust
        6.710% due 07/15/2011                            330             335
        5.160% due 10/15/2027 (d)                      1,697           1,684
Equivantage Home Equity Loan Trust
        6.550% due 04/01/2027                            129             130
Felco Funding LLC
        5.980% due 09/15/2001                            500             502
First Omni Bank
        6.650% due 09/15/2003 (d)                      1,500           1,535
First Plus Home Loan Trust
        6.230% due 06/10/2010                          3,000           3,013
First Security Auto Grantor Trust
        6.100% due 04/15/2003                          1,971           1,988
First Security Corp.
        5.875% due 11/01/2003                          9,000           8,884
First Union Master Credit Card Trust
        5.760% due 09/15/2003                         88,750          88,931
Flag Limited
        6.900% due 12/15/2004 (d)                     14,106          13,789
FMAC Loan Receivables Trust
        6.830% due 09/15/2020                            680             640
        6.200% due 09/15/2020                            358             353
        6.500% due 09/15/2020                            258             255
Ford Credit Auto Owner Trust
        6.750% due 09/15/2000                          1,611           1,621
        5.800% due 10/15/2000                          1,417           1,424
Ford Credit Grantor Trust
        5.900% due 10/15/2000                          3,947           3,954
Ford Motor Credit Corp.
        5.500% due 02/15/2003                          5,300           5,300
Fred Meyer, Inc.
        5.937% due 03/19/2003 (d)                    111,918         110,938
General Motors Acceptance Corp.
        6.500% due 04/15/2002                         20,395          20,509
Green Tree Financial Corp.
        7.150% due 07/15/2027                          1,025           1,039
        6.870% due 03/01/2028                          1,105           1,113
        6.660% due 05/01/2028                          1,405           1,373
        6.170% due 05/15/2029                            450             451
IMC Home Equity Loan Trust
        5.075% due 05/21/2012 (d)                      7,107           7,110
        7.352% due 07/25/2026 (d)                        941             948
Indymac Home Equity Loan
        5.207% due 10/25/2029 (d)                     28,737          28,813
Integrated Health Services
        6.750% due 12/31/2005 (d)                     14,813          14,109
Ip Timberland Limited
        5.229% due 11/13/1999 (d)                     10,000           9,850
Korea National Housing
        8.500% due 05/23/2001                         65,000          64,513
Lyondell Petroleum
        6.937% due 06/17/1999                         20,000          19,750
        6.937% due 06/17/2000                         27,000          26,190
        6.943% due 06/17/2003 (d)                      4,005           3,985



                                                     See accompanying notes   75

Total Return Fund
March 31, 1999

                                          Principal
                                             Amount          Value
                                             (000s)         (000s)
------------------------------------------------------------------
        6.974% due 06/17/2003            $    4,500     $    4,478
        7.219% due 06/17/2003                 2,500          2,488
        7.344% due 06/17/2003                 7,500          7,463
MBNA Master Credit Card Trust
        5.083% due 01/15/2002                73,635         73,725
        6.050% due 11/15/2002                   245            247
Metlife Capital Equipment Loan Trust
        6.850% due 05/20/2008 (d)               320            328
Money Store Home Equity Trust
        6.520% due 08/15/2009                11,552         11,569
        6.115% due 06/15/2010                 3,000          3,005
        7.550% due 02/15/2020                   500            508
        6.345% due 11/15/2021 (d)             3,625          3,648
        5.069% due 05/15/2025 (d)            16,255         16,257
Morgan Stanley Capital
        5.170% due 07/25/2027 (d)             2,573          2,564
MPC Natural Gas Funding Trust
        6.200% due 03/15/2013                10,000          9,712
Myra-United Mexican States
        5.813% due 12/23/2006                22,388         19,502
National Medical Care
        6.375% due 09/30/2003 (d)            58,333         57,487
NationsBank Auto Owner Trust
        6.375% due 07/15/2000                   167            167
NationsBank Corp.
        5.850% due 06/15/2002                 1,199          1,203
Newcourt Receivable Asset Trust
        6.240% due 12/20/2004                    14             14
Norwest Asset Securities Corp.
        6.500% due 04/25/2013                21,627         21,600
        6.500% due 06/25/2013                11,204         11,187
        7.500% due 03/25/2027                28,487         29,262
        6.750% due 05/25/2028                27,707         27,577
        6.750% due 07/25/2028                12,657         12,181
        6.200% due 09/25/2028                19,077         19,145
Premiere Auto Trust
        6.575% due 10/06/2000                 1,662          1,672
Republic of Korea
        8.063% due 04/08/2001 (d)            10,000         10,003
Residential Asset Securities Corp.
        6.450% due 10/25/2012                 3,341          3,333
        8.000% due 10/25/2024 (d)             9,440          9,880
        5.240% due 10/25/2027 (d)             5,816          5,774
        6.750% due 03/25/2028                40,000         39,607
Saxon Asset Securities Trust
        6.475% due 11/25/2020                   144            145
Sears Credit Account Master Trust
        6.050% due 01/16/2008                   500            507
        7.000% due 07/15/2008                   500            524
Stone Container Corp.
        8.520% due 10/01/2003 (d)             5,749          5,763
Total Renal Care Holdings
        6.813% due 03/31/2008 (d)            47,520         47,461
United Air Lines Equipment Trust
        9.200% due 03/22/2008                 4,137          4,538
        10.360% due 11/13/2012                7,000          8,666
        10.020% due 03/22/2014                5,825          6,978
        10.850% due 07/05/2014               34,111         44,124
        10.125% due 03/22/2015               14,300         17,642
        9.060% due 06/17/2015                 5,000          5,483
        9.210% due 01/21/2017                 2,000          2,213
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                 7,241          7,289
WFS Financial Owner Trust
        6.050% due 07/20/2001                 1,013          1,014
        6.500% due 09/20/2001                 4,468          4,501
Ziff-Davis, Inc.
        7.437% due 03/31/2006                15,000         15,009
                                                        -----------
Total Asset-Backed Securities                            1,486,286
(Cost $1,471,064)                                       ===========


        SOVEREIGN ISSUES 3.6%

Alcan Aluminum
        5.875% due 04/01/2000                   250            252
Cemex SA
        10.750% due 07/15/2000                5,000          5,178
Central Bank Philippines
        6.000% due 06/01/2008 (d)            12,240         10,526
City of Buenos Aires
        11.250% due 04/11/2007                5,000          4,638
Embotelladora Arica SA
        9.875% due 03/15/2006                 8,500          8,607
Hydro Quebec
        5.030% due 04/15/1999 (d)            10,000          9,997
        7.375% due 02/01/2003                   150            158
        9.400% due 02/01/2021                   500            654
        8.500% due 12/01/2029                 5,085          6,154
        9.375% due 04/15/2030                   600            793
        9.500% due 11/15/2030                 2,370          3,205
Kingdom of Sweden
        10.250% due 11/01/2015                  500            678
Korea Development Bank
        6.172% due 10/20/2000                11,000         10,892
        6.500% due 11/15/2002                 2,000          1,907
Korean Export-Import Bank
        7.125% due 03/15/2007                10,000          9,815
Nacional Financiera
        8.649% due 12/01/2000 (d)               510            514
        9.750% due 03/12/2002                10,000         10,188
        6.875% due 05/08/2003 (d)             4,750          4,168
Petroleos Mexicanos
        7.750% due 10/29/1999                 1,000          1,005
        9.375% due 12/02/2008                28,500         29,203
Providence of Newfoundland
        9.000% due 06/01/2019                   500            627
Province of Buenos Aires
        12.500% due 03/15/2002               10,400         10,556
Province of Nova Scotia
        9.375% due 07/15/2002                 1,000          1,106
Province of Ontario
        6.125% due 06/28/2000                    50             51
        7.750% due 06/04/2002                   200            213
        7.625% due 06/22/2004                 1,000          1,085
        7.000% due 08/04/2005                 1,000          1,064
        5.500% due 10/01/2008                10,000          9,685
Province of Quebec
        5.340% due 06/21/1999 (d)            50,000         50,041
        7.500% due 07/15/2002                 6,000          6,285
        8.800% due 04/15/2003                   100            110
        5.391% due 06/11/2004 (d)            15,500         15,426
        7.125% due 02/09/2024                   710            742
Republic of Argentina
        8.099% due 08/15/1999 (d)            17,500         17,483
        10.950% due 11/01/1999                4,075          4,162
        5.288% due 04/01/2000 (d)            12,321          9,724
        4.940% due 04/01/2001 (d)            57,501         53,160
        14.250% due 11/30/2002 (d)           56,511         54,699
        5.937% due 03/31/2005 (d)           209,204        179,142
        12.110% due 04/10/2005 (d)           68,650         63,501
Republic of Columbia
        8.750% due 10/06/1999                   500            506
Republic of Korea
        8.281% due 04/08/2000 (d)            31,044         31,160
        7.813% due 04/08/2000 (d)            91,000         90,889
Republic of Philippines
        5.885% due 01/05/2005 (d)            18,166         16,256
        6.000% due 12/01/2007                 3,438          2,890
        6.500% due 12/01/2017                 4,216          3,757
Republic of Poland
        5.000% due 10/27/2014                25,000         23,063
Royal Bank of Scotland Group PLC
        6.400% due 04/01/2009                15,000         14,916
State of Israel
        6.200% due 06/14/2003                    25             25
United Mexican States
        5.560% due 04/07/2000 (m)            52,855         52,855

76   See accompanying notes

                                                                         Principal
                                                                            Amount          Value
                                                                            (000s)         (000s)
--------------------------------------------------------------------------------------------------
        5.750% due 04/07/2000 (d)                                    $      26,945   $     26,473
        6.250% due 06/27/2002 (d)                                           84,250         80,243
                                                                                     ------------
Total Sovereign Issues                                                                    940,427
(Cost $946,410)                                                                      ============

FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.2%

AXA
        2.500% due 01/01/2014                                       EC       2,475          2,765
City of Montreal
        11.500% due 09/20/2000                                      C$       7,000          5,046
Commonwealth of Canada
        6.500% due 06/01/2004                                                1,000            707
        4.250% due 12/01/2026 (h)                                           95,856         64,584
Commonwealth of New Zealand
        10.000% due 03/15/2002 (l)                                  N$      23,100         14,011
        4.500% due 02/15/2016                                               23,000         12,462
France Telecom
        2.000% due 01/01/2004                                       FF       9,761          1,820
Interamerican Development Bank
        5.750% due 04/15/2004                                       N$      35,400         18,635
Korea Development Bank
        3.258% due 05/14/2001 (d)                                   DM      50,000         26,280
Province of Saskatchewan
        9.125% due 02/15/2021                                        $       3,000          3,875
Republic of Argentina
        5.500% due 03/27/2001                                       JY   4,290,000         36,149
        3.011% due 04/01/2001 (d)                                   AP       5,779          5,109
Reynolds, R.J
        6.875% due 11/22/2000                                       DM       9,500          5,465
United Mexican States
        3.100% due 04/24/2002                                            1,500,000         11,896
        8.750% due 05/30/2002                                       BP      14,000         21,976
        7.000% due 06/02/2003                                       C$      30,000         18,310
        3.850% due 12/31/2019                                       JY   9,145,000         64,323
                                                                                     ------------
Total Foreign Currency-Denominated Issues                                                 313,413
(Cost $320,042)                                                                      ============

PURCHASED CALL OPTIONS 0.3%

U.S. Treasury Bond (OTC)
        7.250% due 05/15/2016
        Strike @ 121.641 Exp. 05/21/1999                             $      50,000             65
U.S. Treasury Note (OTC)
        5.375% due 07/31/2000
        Strike @ 98.453 Exp. 06/12/1999                                    100,000          1,924
        5.375% due 02/15/2001
        Strike @ 95.468 Exp. 04/19/1999                                    140,000          7,221
        6.625% due 06/30/2001
        Strike @ 95.453 Exp. 04/19/1999                                    174,000          6,603
        6.625% due 03/31/2002
        Strike @ 98.500 Exp. 05/03/1999                                    242,000         13,308
        6.375% due 08/15/2002
        Strike @ 98.187 Exp. 04/12/1999                                     48,800          2,672
        5.750% due 11/30/2002
        Strike @ 96.187 Exp. 05/24/1999                                    336,400         18,539
        5.750% due 11/30/2002
        Strike @ 96.156 Exp. 05/17/1999                                     62,400          3,471
        5.500% due 05/31/2003
        Strike @ 95.625 Exp. 05/17/1999                                     82,300          4,409
        5.250% due 08/15/2003
        Strike @ 99.469 Exp. 08/27/1999                                    380,000          5,681
        5.250% due 08/15/2003
        Strike @ 100.000 Exp. 08/20/1999                                   250,000          2,955
        5.250% due 08/15/2003
        Strike @ 99.289 Exp. 08/20/1999                                    127,000          2,007
        4.750% due 02/15/2004
        Strike @ 99.007 Exp. 08/20/1999                                     79,000            748
        4.750% due 02/15/2004
        Strike @ 98.609 Exp. 08/20/1999                                    121,000          1,359
                                                                                     ------------
Total Purchased Call Options                                                               70,962
(Cost $76,655)                                                                       ============

PURCHASED PUT OPTIONS 0.0%

U.S. Treasury Note (OTC)
        5.250% due 08/15/2003
        Strike @ 92.164 Exp. 08/20/1999                                  1,500,000             15
                                                                                     ------------
Total Purchased Put Options                                                                    15
(Cost $469)                                                                          ============

PREFERRED STOCK 0.1%

                                                                            Shares
Banco Bilbao Vizcaya International
        2.438% due 01/02/2000                                                  266          7,171
Barclays Bank
        2.875% due 01/01/2000                                                  216          5,926
CSC Holdings, Inc.
        11.125% due 01/02/2000                                                  22          2,555
Fresenius Medical Care
        7.875% due 01/02/2000                                                    4          3,910
Home Ownership Funding
        13.310% due 01/02/2000                                                   1          1,029
TCI Communications, Inc.
        2.500% due 01/02/2000                                                   49          1,326
        9.720% due 01/02/2000                                                  623         17,042
Unocal Capital Trust
        3.125% due 01/01/2000                                                    0             22
                                                                                     ------------
Total Preferred Stock                                                                      38,981
(Cost $39,214)                                                                       ============

SHORT-TERM INSTRUMENTS 7.7%
                                                                         Principal
                                                                            Amount
                                                                            (000s)
Commercial Paper 5.1%

American Express
        4.840% due 04/06/1999                                        $         300            300
BellSouth Telecommunications, Inc.
        4.810% due 05/07/1999                                               25,000         24,880
        4.810% due 05/10/1999                                                1,200          1,194
Caisse d'Amortissement
        4.780% due 10/08/1999                                               10,000          9,710
Canadian Wheat Board
        4.790% due 06/21/1999                                               12,000         11,868
Coca-Cola Co.
        4.810% due 04/22/1999                                                2,300          2,294
        4.750% due 04/28/1999                                                1,400          1,395
        4.810% due 05/27/1999                                               11,700         11,612
        4.790% due 05/28/1999                                                  500            496
        4.790% due 06/11/1999                                                  800            792
        4.780% due 06/21/1999                                               14,200         14,044
Commonwealth Bank of Australia
        4.830% due 08/10/1999                                                6,000          5,894
E.I. Du Pont de Nemours
        4.840% due 04/05/1999                                                1,500          1,499
        4.860% due 04/05/1999                                               16,300         16,291
        4.830% due 04/21/1999                                                  100            100
        4.820% due 04/23/1999                                                  500            499
        4.800% due 06/04/1999                                                1,000            991
        4.810% due 06/07/1999                                                  500            495
        4.800% due 06/07/1999                                               18,600         18,431
Federal Home Loan Bank
        4.760% due 04/21/1999                                               21,900         21,842
        4.750% due 04/21/1999                                                3,100          3,092
Federal Home Loan Mortgage Corp.
        4.780% due 04/09/1999                                                1,300          1,299
        4.740% due 04/14/1999                                               36,000         35,938
        4.760% due 04/14/1999                                                2,000          1,997
Federal National Mortgage Assn
        4.750% due 04/08/1999                                                  900            899
Florida Power Corp.
        4.840% due 04/21/1999                                               16,000         15,957
Ford Motor Credit Corp.
        4.850% due 04/08/1999                                                5,000          4,995
        4.840% due 04/20/1999                                              146,100        145,727
        4.840% due 04/23/1999                                               59,200         59,025

                                                     See accompanying notes   77

Total Return Fund
March 31, 1999

                                                                   Principal
                                                                      Amount          Value
                                                                      (000s)         (000s)
-------------------------------------------------------------------------------------------
        4.840% due 04/26/1999                                     $  123,600     $  123,185
        4.830% due 04/28/1999                                          7,000          6,975
General Electric Capital Corp.
        4.850% due 04/26/1999                                         39,800         39,666
        4.840% due 04/28/1999                                          9,100          9,067
        4.840% due 04/30/1999                                         19,700         19,623
        4.840% due 05/18/1999                                        285,000        283,199
General Motors Acceptance Corp.
        4.810% due 04/06/1999                                          4,000          3,997
        4.860% due 04/07/1999                                            400            400
        4.840% due 04/08/1999                                          8,700          8,692
IBM Corp.
        4.880% due 04/07/1999                                         13,800         13,789
        4.830% due 04/09/1999                                         25,000         24,973
        4.820% due 06/28/1999                                         14,000         13,833
Imperial Tobacco Financial
        5.170% due 07/29/1999                                        105,000        103,313
KFW International Finance, Inc.
        4.790% due 06/21/1999                                          6,100          6,033
        4.790% due 06/23/1999                                         41,300         40,835
        4.790% due 06/24/1999                                         15,900         15,719
Minnesota Mining & Manufacturing Co.
        4.800% due 06/21/1999                                         41,200         40,748
National Rural Utilities Cooperative
        4.810% due 05/25/1999                                         15,500         15,388
        4.820% due 06/10/1999                                          6,000          5,943
        4.820% due 06/11/1999                                          2,300          2,278
        4.820% due 06/17/1999                                            300            297
Oesterreich Kontrollbank
        4.870% due 04/06/1999                                          1,000            999
Pfizer, Inc.
        4.820% due 05/17/1999                                            400            398
Proctor & Gamble Co.
        4.810% due 05/10/1999                                         71,500         71,127
        4.840% due 05/26/1999                                            800            794
Province of British Colombia
        4.800% due 06/11/1999                                          8,097          8,019
        4.820% due 08/18/1999                                          2,500          2,453
Shell Oil Co.
        4.790% due 06/04/1999                                          1,900          1,883
        4.780% due 06/22/1999                                         50,000         49,445
USAA Capital Corp.
        4.810% due 05/17/1999                                          1,500          1,491
Wisconsin Electric Power & Light
        4.850% due 05/07/1999                                          2,000          1,990
                                                                                 ----------
                                                                                  1,330,108
                                                                                 ==========
Repurchase Agreements 1.5%
State Street Bank
        4.000% due 04/01/1999                                        120,000        120,000
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Bond 8.500% 02/15/2020 valued at $20,401,063 and
        U.S Treasury Note 5.500% 03/31/2000 valued at
        $51,001,057 and U.S Treasury Note 6.000%
        08/15/2000 valued at $51,000,774. Repurchase
        proceeds are $120,013,334.)

Lehman Brothers, Inc.
        4.900% due 04/01/1999                                         68,200         68,200
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 6.875% 05/15/2006 valued at $70,296,192.
        Repurchase proceeds are $68,209,283.)

Daiwa Securities
        4.920% due 04/01/1999                                        195,700        195,700
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 8.375% 08/15/2008 valued at $200,343,986.
        Repurchase proceeds are $195,726,746.)
                                                                                 ----------
                                                                                    383,900
                                                                                 ==========
U.S. Treasury Bills (b) 1.1%
        4.438% due 04/29/1999-03/30/2000 (g)                         310,710        300,693
                                                                                 ----------

Total Short-Term Instruments                                                      2,014,701
(Cost $2,014,599)                                                                ==========

Total Investments (a) 123.8%                                                    $32,325,240
(Cost $32,423,650)

Written Options (c) (0.1%)                                                          (25,999)
(Premiums $35,106)

Other Assets and Liabilities (Net) (23.7%)                                       (6,174,737)
                                                                                 ----------

Net Assets 100.0%                                                               $26,124,504
                                                                                ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $32,428,668 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                       $   186,591

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                        (290,019)
                                                                                -----------
Unrealized depreciation-net                                                     $  (103,428)
                                                                                ===========
(b) Securities with an aggregate market value of $287,131
have been segregated with the custodian to cover margin
requirements for the following open futures contracts at
March 31, 1999:

                                                                   Unrealized
                                                   # of         Appreciation/
Type                                          Contracts          Depreciation
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                2,804              $ (3,618)
Eurodollar March Futures (03/2001)                   58                     0
Eurodollar June Futures (06/2000)                 2,804                (3,725)
Eurodollar June Futures (06/2001)                    58                    (2)
Eurodollar September Futures (09/2000)            3,854                (3,273)
Eurodollar September Futures (09/2001)            1,715                   285
Eurodollar December Futures (12/1999)             2,804                (2,742)
Eurodollar December Futures (12/2000)             1,058                   270
U.S. Treasury 10 Year Note (06/1999)             32,633                (2,046)
U.S. Treasury 30 Year Bond (06/1999)                 23                    29
Municipal Bond Index (06/1999)                    1,250                  (855)
Government of Japan 10 Year Note (06/1999)          100                (2,221)
United Kingdom 90 Day LIBOR (03/2000)             1,016                   (26)
United Kingdom 90 Day LIBOR (06/2000)             1,099                  (300)
United Kingdom 90 Day LIBOR (09/1999)               291                   183
United Kingdom 90 Day LIBOR (12/1999)               877                 2,707
                                                                   ----------
                                                                     $(15,334)
                                                                   ==========

78   See accompanying notes

================================================================================
(c) Premiums received on written options:


Type                                                        Par        Premium          Value
---------------------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 128.00 Exp. 05/22/1999              $1,192,900     $    4,037     $      932
Put - CBOT U.S. Treasury Bond June Futures
        Strike @ 118.00 Exp. 05/22/1999                 632,800          3,994          3,955
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 130.00 Exp. 05/22/1999                 632,800          1,836            198
Put - CBOT U.S. Treasury Bond June Futures
        Strike @ 116.00 Exp. 05/22/1999               1,923,600          9,787          5,110
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 126.00 Exp. 05/22/1999                 939,500          2,870          1,615
Call - CBOT U.S. Treasury Bond September Futures
        Strike @ 130.00 Exp. 08/21/1999                 149,200            552            420
Put - CBOT U.S. Treasury Bond September Futures
        Strike @ 112.00 Exp. 08/21/1999                  10,000             40             38
Call - CBOT U.S. Treasury Bond September Futures
        Strike @ 132.00 Exp. 08/21/1999                  10,000             39             17
Call - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 101.25 Exp. 08/20/1999                 127,000            466            828
Put - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 97.97 Exp. 08/20/1999                  254,000          1,012            815
Call - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 101.60 Exp. 08/27/1999                 250,000            859          1,405
Put - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 97.94 Exp. 08/27/1999                  760,000          2,850          2,538
Call - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 101.60 Exp. 08/27/1999                 130,000            447            731
Put - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 98.59 Exp. 08/20/1999                  500,000          1,719          2,370
Call - OTC U.S. Treasury Note
        5.250% due 08/2003
        Strike @ 101.79 Exp. 08/20/1999                 250,000          1,172          1,215
Call - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 100.34 Exp. 08/20/1999                  79,000            395            393
Put - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 97.54 Exp. 08/20/1999                   79,000            401            616
Call - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 99.81 Exp. 08/20/1999                  121,000            700            788
Put - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 97.05 Exp. 08/20/1999                  121,000            520            740
Put - CME Eurodollar September Futures
        Strike @ 95.00 Exp. 09/13/1999                1,000,000            495            488
Put - CME Eurodollar September Futures
        Strike @ 94.75 Exp. 09/13/1999                1,000,000            320            225
Put - CME Eurodollar December Futures
        Strike @ 94.50 Exp. 12/13/1999                1,000,000            595            562
                                                                    -------------------------
                                                                    $   35,106     $   25,999
                                                                    =========================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:


                              Principal
                                 Amount                              Unrealized
                             Covered by            Settlement      Appreciation/
Type      Currency             Contract                 Month     (Depreciation)
--------------------------------------------------------------------------------
Buy             BP               26,299               04/1999      $        251
Sell                             26,299               04/1999              (334)
Sell                             26,300               08/1999              (251)
Sell            C$              161,572               04/1999               670
Sell            EC               24,267               04/1999               591
Buy             JY              229,202               04/1999                (5)
Sell                          2,607,903               04/1999              (101)
Buy                             413,100               05/1999                (5)
Buy                           1,331,429               02/2000                 4
Sell                          7,118,555               02/2000             2,388
Sell                            229,202               04/2000               (16)
Sell                          4,519,202               04/2001              (256)
Sell            N$               54,210               04/1999               713
Buy                               7,970               05/1999                (3)
                                                                   ------------
                                                                   $      3,646
                                                                   ============

 (f) Principal amount denoted in indicated currency:

                AP  -  Argentine Peso
                BP  -  British Pound
                C$  -  Canadian Dollar
                DM  -  German Mark
                EC  -  European Currency Unit
                FF  -  French Franc
                JY  -  Japanese Yen
                N$  -  New Zealand Dollar

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Swap agreements outstanding at March 31, 1999:

                                                                                    Unrealized
                                                                   Notional      Appreciation/
Type                                                                 Amount     (Depreciation)
----------------------------------------------------------------------------------------------
Receive floating rate based on 6 month JY-LIBOR and
pay fixed rate equal to 2.340%

Broker: Deutsche Bank AG New York
Exp. 10/08/2007                                         JY       24,500,000      $     (9,299)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.295%


Broker: Deutsche Bank AG New York
Exp. 04/14/2008                                         JY       11,635,000            (3,640)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.305%


Broker: Deutsche Bank AG New York
Exp. 04/15/2008                                         JY        7,563,000            (2,418)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 1.495%


Broker: Deutsche Bank AG New York
Exp. 09/16/2008                                         JY        7,000,000             2,204

Receive floating rate based on 6 month United
Mexican States and pay United Mexican States fixed rate

Broker: Merrill Lynch
Exp. 04/07/2000                                                $     52,855            (1,057)
                                                                                 ------------
                                                                                 $    (14,210)
                                                                                 ============

(l) Subject to a financing transaction.

(m) Subject to an asset swap.

(n) Security is in default.

                                                     See accompanying notes   79

Financial Highlights - A,B, and C Classes


                                                                   Net Realized /                                      Dividends in
                                Net Asset Value                    Unrealized Gain   Total Income      Dividends from  Excess of Net
Selected Per Share Data for     Beginning of      Net Investment   (Loss) on         from Investment   Net Investment  Investment
the Year or Period Ended:       Period            Income (Loss)    Investments       Operations        Income          Income
------------------------------  ---------------   --------------   ---------------   ---------------   --------------  -------------
Emerging Markets Bond Fund
  Class A
    03/31/1999                  $   9.67          $  0.83 (a)     $  (2.11) (a)      $   (1.28)        $  (0.83)       $    0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    07/31/1997 - 03/31/1998        10.00             0.44 (a)        (0.18) (a)           0.26            (0.44)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class B
    03/31/1999                      9.67             0.77 (a)        (2.11) (a)          (1.34)           (0.77)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    07/31/1997 - 03/31/1998        10.00             0.40 (a)        (0.20) (a)           0.20            (0.38)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class C
    03/31/1999                      9.67             0.77 (a)        (2.11) (a)          (1.34)           (0.77)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    07/31/1997 - 03/31/1998        10.00             0.38 (a)        (0.18) (a)           0.20            (0.38)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------

Foreign Bond Fund
  Class A
    03/31/1999                  $  10.74          $  0.53 (a)     $   0.24  (a)      $    0.77         $  (0.53)       $    0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.41             0.61 (a)         0.62  (a)           1.23            (0.59)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/20/1997 - 03/31/1997        10.59             0.59            (0.72)              (0.13)           (0.05)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class B
    03/31/1999                     10.74             0.46 (a)         0.24  (a)           0.70            (0.46)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.41             0.53 (a)         0.61  (a)           1.14            (0.50)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/20/1997 - 03/31/1997        10.59             0.58            (0.72)              (0.14)           (0.04)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class C
    03/31/1999                     10.74             0.45 (a)         0.24  (a)           0.69            (0.45)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.41             0.52 (a)         0.62  (a)           1.14            (0.50)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/20/1997 - 03/31/1997        10.59             0.58            (0.72)              (0.14)           (0.04)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------

Global Bond Fund II
  Class A
    03/31/1999                  $   9.92          $  0.48 (a)     $   0.06 (a)       $    0.54         $  (0.48)       $    0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.84             0.64 (a)         0.51 (a)            1.15             0.00            (0.54)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    10/01/1996 - 03/31/1997        10.96             0.66            (0.16)               0.50            (0.22)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    09/30/1996                     10.00             0.32 (b)         0.95                1.27            (0.31)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class B
    03/31/1999                      9.92             0.41 (a)         0.06 (a)            0.47            (0.41)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.84             0.66 (a)         0.41 (a)            1.07             0.00            (0.46)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    10/01/1996 - 03/31/1997        10.96             0.62            (0.16)               0.46            (0.18)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    09/30/1996                     10.00             0.30 (b)         0.92                1.22            (0.26)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class C
    03/31/1999                      9.92             0.41 (a)         0.06 (a)            0.47            (0.41)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     10.84             0.55 (a)         0.52 (a)            1.07             0.00            (0.46)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    10/01/1996 - 03/31/1997        10.96             0.62            (0.16)               0.46            (0.18)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    09/30/1996                     10.00             0.30 (b)         0.92                1.22            (0.26)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------

High Yield Fund
  Class A
    03/31/1999                  $  11.66          $  0.91 (a)     $  (0.43) (a)      $    0.48         $  (0.90)       $   (0.01)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     11.10             0.93 (a)         0.66  (a)           1.59            (0.94)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/13/1997 - 03/31/1997        11.18             0.17            (0.05)               0.12            (0.20)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class B
    03/31/1999                     11.66             0.82 (a)        (0.43) (a)           0.39            (0.81)           (0.01)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     11.10             0.84 (a)         0.66  (a)           1.50            (0.85)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/13/1997 - 03/31/1997        11.18             0.15            (0.05)               0.10            (0.18)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
  Class C
    03/31/1999                     11.66             0.82 (a)        (0.43) (a)           0.39            (0.81)           (0.01)
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    03/31/1998                     11.10             0.85 (a)         0.65  (a)           1.50            (0.85)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------
    01/13/1997 - 03/31/1997        11.18             0.15            (0.05)               0.10            (0.18)            0.00
------------------------------  -----------       -------------   ---------------    -------------     ------------    ------------

+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Reflects voluntary waiver of investment advisory fee of $12,041 (.01) per share) by the Advisor.
(c) The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.
(d) The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.

80   See accompanying notes


                                      Distributions      Distributions in
                                      from Net           Excess of Net
Selected Per Share Data for           Realized Capital   Realized Capital   Tax Basis Return   Total             Net Asset Value
the Year or Period Ended:             Gains              Gains              of Capital         Distributions     End of Period
---------------------------           ----------------   ----------------   ----------------   -------------     ---------------
Emerging Markets Bond Fund
  Class A
    03/31/1999                        $    0.00          $   (0.05)         $    0.00          $   (0.88)        $    7.51
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998               (0.15)              0.00               0.00              (0.59)             9.67
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                             0.00              (0.05)              0.00              (0.82)             7.51
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998               (0.15)              0.00               0.00              (0.53)             9.67
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                             0.00              (0.05)              0.00              (0.82)             7.51
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998               (0.15)              0.00               0.00              (0.53)             9.67
---------------------------------     -------------      -------------      -------------      -------------     -------------

Foreign Bond Fund
  Class A
    03/31/1999                        $   (0.10)         $   (0.25)         $    0.00          $   (0.88)        $   10.63
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (0.31)              0.00               0.00              (0.90)            10.74
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997                0.00               0.00               0.00              (0.05)            10.41
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                            (0.10)            (0.025)              0.00              (0.81)            10.63
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (0.31)              0.00               0.00              (0.81)            10.74
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997                0.00               0.00               0.00              (0.04)            10.41
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                            (0.10)             (0.25)              0.00              (0.80)            10.63
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (0.31)              0.00               0.00              (0.81)            10.74
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997                0.00               0.00               0.00              (0.04)            10.41
---------------------------------     -------------      -------------      -------------      -------------     -------------

Global Bond Fund II
  Class A
    03/31/1999                        $   (0.01)         $   (0.08)         $    0.00          $   (0.57)        $    9.89
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (1.53)              0.00               0.00              (2.07)             9.92
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997               (0.40)              0.00               0.00              (0.62)            10.84
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                             0.00               0.00               0.00              (0.31)            10.96
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                            (0.01)             (0.08)              0.00              (0.50)             9.89
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (1.53)              0.00               0.00              (1.99)             9.92
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997               (0.40)              0.00               0.00              (0.58)            10.84
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                             0.00               0.00               0.00              (0.26)            10.96
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                            (0.01)             (0.08)              0.00              (0.50)             9.89
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            (1.53)              0.00               0.00              (1.99)             9.92
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997               (0.40)              0.00               0.00              (0.58)            10.84
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                             0.00               0.00               0.00              (0.26)            10.96
---------------------------------     -------------      -------------      -------------      -------------     -------------

High Yield Fund
  Class A
    03/31/1999                        $    0.00          $    0.00          $    0.00          $   (0.91)         $  11.23
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                             0.00              (0.09)              0.00              (1.03)            11.66
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                0.00               0.00               0.00              (0.20)            11.10
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                             0.00               0.00               0.00              (0.82)            11.23
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                             0.00              (0.09)              0.00              (0.94)            11.66
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                0.00               0.00               0.00              (0.18)            11.10
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                             0.00               0.00               0.00              (0.82)            11.23
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                             0.00              (0.09)              0.00              (0.94)            11.66
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                0.00               0.00               0.00              (0.18)            11.10
---------------------------------     -------------      -------------      -------------      -------------     -------------


                                                                                               Ratio of Net
                                                                            Ratio of           Investment
                                                                            Expenses to        Income (Loss)
Selected Per Share Data for                              Net Assets End     Average Net        to Average        Portfolio
the Year or Period Ended:             Total Return       of Period (000s)   Assets             Net Assets        Turnover Rate
---------------------------------     -------------      ----------------   -------------      -------------     -------------
Emerging Markets Bond Fund
  Class A
    03/31/1999                           (12.90)%        $     172               1.25%             10.26%              315%
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998                2.84%               317               1.26+              6.93+              695
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                           (13.58)               398               2.00               9.68               315
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998                2.29                304               2.01+              6.33+              695
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                           (13.57)               229               2.00               9.79               315
---------------------------------     -------------      -------------      -------------      -------------     -------------
    07/31/1997 - 03/31/1998                2.29                136               2.01+              6.11+              695
---------------------------------     -------------      -------------      -------------      -------------     -------------

Foreign Bond Fund
  Class A
    03/31/1999                             7.43%         $  29,009               0.95%              4.87%              376%
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            12.14              9,582               0.95               5.88               280
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997               (1.21)               704               0.97+              4.95+              984
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                             6.69             21,256               1.70               4.14               376
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            11.29             10,631               1.70               5.13               280
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997               (1.34)             1,221               1.75+              3.73+              984
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                             6.63             29,584               1.70               4.16               376
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            11.29             17,080               1.70               5.13               280
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/20/1997 - 03/31/1997               (1.32)             1,788               1.76+              4.09+              984
---------------------------------     -------------      -------------      -------------      -------------     -------------

Global Bond Fund II
  Class A
    03/31/1999                             5.65%         $   2,728               0.95%              5.07%              236%
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            11.21%             6,816               0.95               5.88               369
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997                4.55              7,652               2.05+              5.60+              307
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                            15.01              7,360               1.27 (c)           4.88 (d)         1,246
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                             4.85              4,909               1.70               4.16               236
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            10.39              4,473               1.70               5.12               369
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997                4.17              3,925               2.57+              4.22+              307
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                            14.54              3,240               2.49 (c)           4.09 (d)         1,246
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                             4.82              5,863               1.70               4.16               236
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            10.39              6,096               1.70               5.12               369
---------------------------------     -------------      -------------      -------------      -------------     -------------
    10/01/1996 - 03/31/1997                4.17              5,323               2.43+              4.14+              307
---------------------------------     -------------      -------------      -------------      -------------     -------------
    09/30/1996                            14.54              3,459               2.49 (c)           4.09 (d)         1,246
---------------------------------     -------------      -------------      -------------      -------------     -------------

High Yield Fund
  Class A
    03/31/1999                             4.32%         $ 155,466               0.90%              7.94%               39%
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            14.80             70,858               0.90               8.02                37
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                1.06             28,873               0.92+              8.28+               67
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class B
    03/31/1999                             3.54            286,198               1.65               7.21                39
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            13.94            156,099               1.65               7.27                37
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                0.86             60,269               1.67+              7.52+               67
---------------------------------     -------------      -------------      -------------      -------------     -------------
  Class C
    03/31/1999                             3.55            370,861               1.65               7.24                39
---------------------------------     -------------      -------------      -------------      -------------     -------------
    03/31/1998                            13.95            284,836               1.65               7.36                37
---------------------------------     -------------      -------------      -------------      -------------     -------------
    01/13/1997 - 03/31/1997                0.88            205,297               1.68+              7.56+               67
---------------------------------     -------------      -------------      -------------      -------------     -------------

                                                   See accompanying notes     81

Financial Highlights - A, B, and C Classes


                                                                   Net Realized /
                                   Net Asset                       Unrealized                                          Dividends in
                                   Value                           Gain             Total Income      Dividends from   Excess of Net
Selected Per Share Data for        Beginning of   Net Investment   (Loss) on        from Investment   Net Investment   Investment
the Year or Period Ended:          Period         Income (Loss)    Investments      Operations        Income           Income
                                   ------------   --------------   --------------   ---------------   --------------   -------------
Long-Term U.S. Government Fund
  Class A
    03/31/1999                     $  10.57       $   0.59 (a)     $   0.20  (a)    $   0.79          $  (0.60)        $   0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.39           0.48 (a)         1.34  (a)        1.82             (0.58)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/20/1997 - 03/31/1997            9.67           0.32            (0.47)           (0.15)            (0.13)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class B
    03/31/1999                        10.57           0.51 (a)         0.20  (a)        0.71             (0.52)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.39           0.39 (a)         1.35  (a)        1.74             (0.50)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/20/1997 - 03/31/1997            9.67           0.29            (0.47)           (0.18)            (0.10)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class C
    03/31/1999                        10.57           0.50 (a)         0.21  (a)        0.71             (0.52)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.39           0.39 (a)         1.35  (a)        1.74             (0.50)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/20/1997 - 03/31/1997            9.67           0.29            (0.47)           (0.18)            (0.10)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------

Low Duration Fund
  Class A
    03/31/1999                     $  10.18       $   0.60 (a)     $  (0.02) (a)    $   0.58          $  (0.60)        $   0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.98           0.60 (a)         0.23  (a)        0.83             (0.58)           (0.02)
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997           10.02           0.12            (0.03)            0.09             (0.12)           (0.01)
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class B
    03/31/1999                        10.18           0.52 (a)        (0.02) (a)        0.50             (0.52)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.98           0.53 (a)         0.22  (a)        0.75             (0.50)           (0.02)
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997           10.02           0.10            (0.03)            0.07             (0.11)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class C
    03/31/1999                        10.18           0.55 (a)        (0.02) (a)        0.53             (0.55)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         9.98           0.55 (a)         0.23  (a)        0.78             (0.53)           (0.02)
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997           10.02           0.11            (0.03)            0.08             (0.11)           (0.01)
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------

Money Market Fund
  Class A
    03/31/1999                     $   1.00       $   0.05 (a)     $  (0.00) (a)    $   0.05          $  (0.05)        $   0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         1.00           0.05 (a)         0.00  (a)        0.05             (0.05)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997            1.00           0.01             0.00             0.01             (0.01)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class B
    03/31/1999                         1.00           0.04 (a)         0.00  (a)        0.04             (0.04)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         1.00           0.04 (a)         0.00  (a)        0.04             (0.04)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997            1.00           0.01             0.00             0.01             (0.01)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class C
    03/31/1999                         1.00           0.05 (a)        (0.00) (a)        0.05             (0.05)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    03/31/1998                         1.00           0.05 (a)         0.00  (a)        0.05             (0.05)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
    01/13/1997 - 03/31/1997            1.00           0.01             0.00             0.01             (0.01)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------

Municipal Bond Fund
  Class A
    03/31/1999                     $   9.97       $   0.41 (a)     $   0.15  (a)    $   0.56          $  (0.41)        $   0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class B
    03/31/1999                         9.97           0.34 (a)         0.14  (a)        0.48             (0.33)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------
  Class C
    03/31/1999                         9.97           0.36 (a)         0.15  (a)        0.51             (0.36)            0.00
--------------------------------   ------------   --------------   --------------   ------------      -----------      ------------

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 0.90%.
(c) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 1.65%.
(d) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreement is 1.65%.

82  See accompanying notes

                                      Distributions      Distributions in
                                      from Net           Excess of Net      Tax Basis                    Net Asset
Selected Per Share Data for           Realized           Realized           Return       Total           Value End        Total
the Year or Period Ended:             Capital Gains      Capital Gains      of Capital   Distributions   of Period        Return
                                      -------------      ----------------   ----------   -------------   -------------    ------
Long-Term U.S. Government Fund
  Class A
    03/31/1999                        $   0.00           $  (0.46)          $   0.00     $  (1.06)       $  10.30           7.34%
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.06)              0.00               0.00        (0.64)          10.57          19.78
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/20/1997 - 03/31/1997               0.00               0.00               0.00        (0.13)           9.39          (1.72)
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class B
    03/31/1999                            0.00              (0.46)              0.00        (0.98)          10.30           6.51
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.06)              0.00               0.00        (0.56)          10.57          18.85
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/20/1997 - 03/31/1997               0.00               0.00               0.00        (0.10)           9.39          (1.92)
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class C
    03/31/1999                            0.00              (0.46)              0.00        (0.98)          10.30           6.52
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.06)              0.00               0.00        (0.56)          10.57          18.86
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/20/1997 - 03/31/1997               0.00               0.00               0.00        (0.10)           9.39          (1.83)
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------

Low Duration Fund
  Class A
    03/31/1999                       $   (0.01)          $  (0.05)          $   0.00     $  (0.66)       $  10.10           5.86%
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.03)              0.00               0.00        (0.63)          10.18           8.49
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00        (0.13)           9.98           0.85
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class B
    03/31/1999                           (0.01)             (0.05)              0.00        (0.58)          10.10           5.07
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.03)              0.00               0.00        (0.55)          10.18           7.68
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00        (0.11)           9.98           0.68
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class C
    03/31/1999                           (0.01)             (0.05)              0.00        (0.61)          10.10           5.33
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                           (0.03)              0.00               0.00        (0.58)          10.18           8.01
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00       ( 0.12)           9.98           0.75
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------

Money Market Fund
  Class A
    03/31/1999                       $    0.00           $   0.00           $   0.00     $  (0.05)       $   1.00           4.76%
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                            0.00               0.00               0.00        (0.05)           1.00           5.10
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00        (0.01)           1.00           1.01
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class B
    03/31/1999                            0.00               0.00               0.00        (0.04)           1.00           4.03
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                            0.00               0.00               0.00        (0.04)           1.00           4.21
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00        (0.01)           1.00           0.83
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class C
    03/31/1999                            0.00               0.00               0.00        (0.05)           1.00           4.85
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    03/31/1998                            0.00               0.00               0.00        (0.05)           1.00           5.14
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
    01/13/1997 - 03/31/1997               0.00               0.00               0.00        (0.01)           1.00           1.02
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------

Municipal Bond Fund
  Class A
    03/31/1999                       $    0.00           $   0.00           $   0.00     $  (0.41)       $  10.12           5.67%
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class B
    03/31/1999                            0.00               0.00               0.00        (0.33)          10.12           4.88
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------
  Class C
    03/31/1999                            0.00               0.00               0.00        (0.36)          10.12           5.13
--------------------------------      -----------        -----------        ----------   -----------     ----------       --------


                                                                             Ratio of Net
                                                           Ratio of          Investment
                                                           Expenses to       Income (Loss)
Selected Per Share Data for          Net Assets End        Average Net       to Average         Portfolio
the Year or Period Ended:            of Period (000s)      Assets            Net Assets         Turnover Rate
                                     ---------------       -----------       ------------       -------------
Long-Term U.S. Government Fund
  Class A
    03/31/1999                       $  29,809                 1.34% (b)         5.33%              364%
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                           6,161                 0.91              4.49               177
------------------------------       ------------           ----------       ------------       ----------
    01/20/1997 - 03/31/1997              1,204                 1.12+             6.91+              402
------------------------------       ------------           ----------       ------------       ----------
  Class B
    03/31/1999                          37,946                 2.13 (c)          4.53               364
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                           7,516                 1.66              4.64               177
------------------------------       ------------           ----------       ------------       ----------
    01/20/1997 - 03/31/1997                454                 1.87+             4.95+              402
------------------------------       ------------           ----------       ------------       ----------
  Class C
    03/31/1999                          31,653                 2.16 (d)          4.50               364
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                           7,258                 1.66              4.64               177
------------------------------       ------------           ----------       ------------       ----------
    01/20/1997 - 03/31/1997                275                 1.88+             5.52+              402
------------------------------       ------------           ----------       ------------       ----------

Low Duration Fund
  Class A
    03/31/1999                       $ 191,727                 0.90%             5.85%              245
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                         109,531                 0.90              5.93               309
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997             59,348                 0.91+             5.84+              240
------------------------------       ------------           ----------       ------------       ----------
  Class B
    03/31/1999                          65,160                 1.65              5.03               245
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                          17,624                 1.65              5.16               309
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997              5,296                 1.67+             5.03+              240
------------------------------       ------------           ----------       ------------       ----------
  Class C
    03/31/1999                         112,229                 1.40              5.35               245
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                          68,766                 1.40              5.46               309
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997             63,606                 1.42+             5.36+              240
------------------------------       ------------           ----------       ------------       ----------

Money Market Fund
  Class A
    03/31/1999                       $ 105,200                 0.60%             4.78%              N/A
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                          41,375                 0.60              5.02               N/A
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997             43,589                 0.57+             4.44+              N/A
------------------------------       ------------           ----------       ------------       ----------
  Class B
    03/31/1999                          14,968                 1.50              3.79               N/A
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                           2,937                 1.50              4.15               N/A
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997              3,143                 1.41+             3.62+              N/A
------------------------------       ------------           ----------       ------------       ----------
  Class C
    03/31/1999                          86,159                 0.60              4.79               N/A
------------------------------       ------------           ----------       ------------       ----------
    03/31/1998                          55,696                 0.60              5.05               N/A
------------------------------       ------------           ----------       ------------       ----------
    01/13/1997 - 03/31/1997             85,398                 0.58+             4.47+              N/A
------------------------------       ------------           ----------       ------------       ----------

Municipal Bond Fund
  Class A
    03/31/1999                       $   7,020                 0.86%             4.10%               70%
------------------------------       ------------           ----------       ------------       ----------
  Class B
    03/31/1999                           6,070                 1.61              3.33                70
------------------------------       ------------           ----------       ------------       ----------
  Class C
    03/31/1999                          37,913                 1.35              3.60                70
------------------------------       ------------           ----------       ------------       ----------


                                                      See accompanying notes  83

Financial Highlights - A, B, and C Classes

                                                                 Net Realized /
                                 Net Asset                       Unrealized       Total                              Dividends in
                                 Value                           Gain             Income            Dividends from   Excess of Net
Selected Per Share Data for      Beginning of   Net Investment   (Loss) on        from Investment   Net Investment   Investment
the Year or Period Ended:        Period         Income (Loss)    Investments      Operations        Income           Income
                                 -------------  --------------   --------------   ---------------   --------------   -------------
Real Return Bond Fund
  Class A
    03/31/1999                   $    9.77      $   0.43  (a)    $   0.14  (a)     $   0.57         $  (0.45)        $  (0.06)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                        9.93          0.40  (a)        0.03  (a)         0.43            (0.42)           (0.03)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/29/1997 - 03/31/1997          10.00          0.11  (a)       (0.10) (a)         0.01            (0.08)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class B
    03/31/1999                        9.77          0.37  (a)        0.12  (a)         0.49            (0.38)           (0.05)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                        9.93          0.33  (a)        0.03  (a)         0.36            (0.36)           (0.02)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/29/1997 - 03/31/1997          10.00          0.09            (0.10)            (0.01)           (0.06)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class C
    03/31/1999                        9.77          0.44  (a)        0.08  (a)         0.52            (0.40)           (0.06)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                        9.93          0.35  (a)        0.04  (a)         0.39            (0.38)           (0.03)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/29/1997 - 03/31/1997          10.00          0.09            (0.10)            (0.01)           (0.06)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------

Short-Term Fund
  Class A
    03/31/1999                   $   10.06      $   0.53  (a)    $  (0.02) (a)     $   0.51         $  (0.53)        $   0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.00          0.55  (a)        0.09  (a)         0.64            (0.56)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          10.04          0.10            (0.03)             0.07            (0.10)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class B
    03/31/1999                       10.06          0.45  (a)       (0.02) (a)         0.43            (0.45)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.00          0.50  (a)        0.08  (a)         0.58            (0.50)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          10.04          0.09            (0.03)             0.06            (0.10)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class C
    03/31/1999                       10.06          0.50  (a)       (0.02) (a)         0.48            (0.50)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.00          0.54  (a)        0.07  (a)         0.61            (0.53)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          10.04          0.09            (0.03)             0.06            (0.10)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------

StocksPLUS Fund
  Class A
    03/31/1999                   $   14.06      $   0.93  (a)    $   1.29  (a)     $   2.22         $  (0.78)        $   0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       11.46          1.66  (a)        3.41  (a)         5.07            (1.38)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          11.91         (0.10)           (0.20)            (0.30)           (0.15)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class B
    03/31/1999                       14.01          0.84  (a)        1.26  (a)         2.10            (0.69)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       11.44          1.61  (a)        3.35  (a)         4.96            (1.30)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          11.91         (0.13)           (0.20)            (0.33)           (0.14)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class C
    03/31/1999                       14.03          0.86  (a)        1.28  (a)         2.14            (0.72)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       11.45          1.64  (a)        3.35  (a)         4.99            (1.32)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/20/1997 - 03/31/1997          11.91         (0.12) (a)       (0.20) (a)        (0.32)           (0.14)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------

Total Return Fund
  Class A
    03/31/1999                   $   10.62      $   0.58  (a)    $   0.16  (a)     $   0.74         $  (0.58)        $   0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.27          0.58  (a)        0.63  (a)         1.21            (0.57)           (0.02)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/13/1997 - 03/31/1997          10.40          0.12            (0.12)             0.00            (0.13)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class B
    03/31/1999                       10.62          0.50  (a)        0.16  (a)         0.66            (0.50)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.27          0.50  (a)        0.63  (a)         1.13            (0.50)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/13/1997 - 03/31/1997          10.40          0.11            (0.12)            (0.01)           (0.12)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
  Class C
    03/31/1999                       10.62          0.50  (a)        0.16  (a)         0.66            (0.50)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    03/31/1998                       10.27          0.51  (a)        0.63  (a)         1.14            (0.51)           (0.01)
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------
    01/13/1997 - 03/31/1997          10.40          0.11            (0.12)            (0.01)           (0.12)            0.00
------------------------------   -------------  -------------    -------------     -------------    -------------    -------------

+ Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

84   See accompanying notes

                                   Distributions
                                   from Net        Distributions in
                                   Realized        Excess of Net      Tax Basis
Selected Per Share Data for        Capital         Realized Capital   Return         Total          Net Asset Value
the Year or Period Ended:          Gains           Gains              of Capital     Distributions  End of Period    Total Return
                                   -------------   ----------------   ------------   -------------  ---------------  ------------
Real Return Bond Fund
  Class A
    03/31/1999                     $   0.00         $   0.00          $   0.00       $  (0.51)      $    9.83            5.99%
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.14)            0.00              0.00          (0.59)           9.77            4.12
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/29/1997 - 03/31/1997            0.00             0.00              0.00          (0.08)           9.93            0.15
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class B
    03/31/1999                         0.00             0.00              0.00          (0.43)           9.83            5.19
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.14)            0.00              0.00          (0.52)           9.77            3.50
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/29/1997 - 03/31/1997            0.00             0.00              0.00          (0.06)           9.93           (0.08)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class C
    03/31/1999                         0.00             0.00              0.00          (0.46)           9.83            5.46
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.14)            0.00              0.00          (0.55)           9.77            3.73
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/29/1997 - 03/31/1997            0.00             0.00              0.00          (0.06)           9.93           (0.07)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------

Short-Term Fund
  Class A
    03/31/1999                     $   0.00         $  (0.01)         $   0.00       $  (0.54)      $   10.03            5.21%
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.01)            0.00              0.00          (0.58)          10.06            6.64
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.11)          10.00            0.66
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class B
    03/31/1999                         0.00            (0.01)             0.00          (0.46)          10.03            4.43
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.01)            0.00              0.00          (0.52)          10.06            5.96
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.10)          10.00            0.58
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class C
    03/31/1999                         0.00            (0.01)             0.00          (0.51)          10.03            4.91
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.01)            0.00              0.00          (0.55)          10.06            6.33
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.10)          10.00            0.63
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------

StocksPLUS Fund
  Class A
    03/31/1999                     $  (1.24)        $   0.00          $   0.00       $  (2.02)      $   14.26           17.07%
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (1.09)            0.00              0.00          (2.47)          14.06           47.07%
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.15)          11.46           (2.59)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class B
    03/31/1999                        (1.24)            0.00              0.00          (1.93)          14.18           16.21
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (1.09)            0.00              0.00          (2.39)          14.01           46.11
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.14)          11.44           (2.81)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class C
    03/31/1999                        (1.24)            0.00              0.00          (1.96)          14.21           16.48
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (1.09)            0.00              0.00          (2.41)          14.03           46.38
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/20/1997 - 03/31/1997            0.00             0.00              0.00          (0.14)          11.45           (2.71)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------

Total Return Fund
  Class A
    03/31/1999                     $  (0.24)        $  (0.18)         $   0.00       $  (1.00)      $   10.36            7.09%
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.27)            0.00              0.00          (0.86)          10.62           12.11
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/13/1997 - 03/31/1997            0.00             0.00              0.00          (0.13)          10.27            0.02
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class B
    03/31/1999                        (0.24)           (0.18)             0.00          (0.92)          10.36            6.28
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.27)            0.00              0.00          (0.78)          10.62           11.26
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/13/1997 - 03/31/1997            0.00             0.00              0.00          (0.12)          10.27           (0.10)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
  Class C
    03/31/1999                        (0.24)           (0.18)             0.00          (0.92)          10.36            6.29
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    03/31/1998                        (0.27)            0.00              0.00          (0.79)          10.62           11.28
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
    01/13/1997 - 03/31/1997            0.00             0.00              0.00          (0.12)          10.27           (0.11)
------------------------------     -------------    ---------------   ------------   -------------  ---------------  ------------
                                                                                 Ratio of Net
                                                                Ratio of         Investment
                                                                Expenses to      Income (Loss)
Selected Per Share Data for                 Net Assets End      Average Net      to Average        Portfolio
the Year or Period Ended:                   of Period (000s)    Assets           Net Assets        Turnover Rate
                                            ----------------    -------------    --------------    --------------
Real Return Bond Fund
  Class A
    03/31/1999                              $    6,250               0.92%             4.40%             438%
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                     370               0.92              4.06              967
--------------------------------------      ----------------    -------------    --------------    --------------
    01/29/1997 - 03/31/1997                          1               0.90+             6.14+             160
--------------------------------------      ----------------    -------------    --------------    --------------
  Class B
    03/31/1999                                   3,646               1.68              3.72              438
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                   1,496               1.67              3.32              967
--------------------------------------      ----------------    -------------    --------------    --------------
    01/29/1997 - 03/31/1997                        509               1.59+             3.43+             160
--------------------------------------      ----------------    -------------    --------------    --------------
  Class C
    03/31/1999                                   2,534               1.43              4.49              438
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                     490               1.42              3.56              967
--------------------------------------      ----------------    -------------    --------------    --------------
    01/29/1997 - 03/31/1997                        148               1.62+             5.13+             160
--------------------------------------      ----------------    -------------    --------------    --------------

Short-Term Fund
  Class A
    03/31/1999                              $   80,787               0.85%             5.15%              47%
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                  24,182               0.85              5.48               48
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                      2,533               0.86+             5.07+              77
--------------------------------------      ----------------    -------------    --------------    --------------
  Class B
    03/31/1999                                   3,813               1.60              4.45               47
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                   1,258               1.60              4.97               48
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                        114               1.62+             4.83+              77
--------------------------------------      ----------------    -------------    --------------    --------------
  Class C
    03/31/1999                                  15,589               1.15              4.92               47
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                   6,763               1.15              5.33               48
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                      1,359               1.14+             4.78+              77
--------------------------------------      ----------------    -------------    --------------    --------------

StocksPLUS Fund
  Class A
    03/31/1999                              $  148,748               1.05%             6.66%              81%
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                  62,970               1.05             13.34               30
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                      5,790               1.10+           (10.69)+             47
--------------------------------------      ----------------    -------------    --------------    --------------
  Class B
    03/31/1999                                 281,930               1.80              6.05               81
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                  99,039               1.80             12.60               30
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                      8,281               1.88+           (15.13)+             47
--------------------------------------      ----------------    -------------    --------------    --------------
  Class C
    03/31/1999                                 245,088               1.55              6.19               81
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                  96,960               1.55             12.85               30
--------------------------------------      ----------------    -------------    --------------    --------------
    01/20/1997 - 03/31/1997                     11,254               1.65+           (12.79)+             47
--------------------------------------      ----------------    -------------    --------------    --------------

Total Return Fund
  Class A
    03/31/1999                              $1,140,606               0.90%             5.37%             154%
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                 533,893               0.90              5.46              206
--------------------------------------      ----------------    -------------    --------------    --------------
    01/13/1997 - 03/31/1997                    115,742               0.91+             6.08+             173
--------------------------------------      ----------------    -------------    --------------    --------------
  Class B
    03/31/1999                                 549,478               1.65              4.55              154
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                 186,932               1.65              4.74              206
--------------------------------------      ----------------    -------------    --------------    --------------
    01/13/1997 - 03/31/1997                     74,130               1.67+             5.28+             173
--------------------------------------      ----------------    -------------    --------------    --------------
  Class C
    03/31/1999                                 715,201               1.65              4.63              154
--------------------------------------      ----------------    -------------    --------------    --------------
    03/31/1998                                 405,037               1.65              4.83              206
--------------------------------------      ----------------    -------------    --------------    --------------
    01/13/1997 - 03/31/1997                    329,104               1.67+             5.32+             173
--------------------------------------      ----------------    -------------    --------------    --------------

                                                     See accompanying notes   85

Statements of Assets and Liabilities
March 31, 1999

                                                                 Emerging
                                                                 Markets          Foreign          Global Bond      High
Amounts in thousands, except per share amounts                   Bond Fund        Bond Fund        Fund II          Yield Fund
                                                                 ------------     ------------     ------------     ------------
Assets:
Investments, at value                                            $     5,254      $ 1,096,045      $    64,634      $ 3,230,719
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Cash and foreign currency                                                 16                0              128           10,312
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Receivable for investments and foreign currency sold                       0           94,762            6,630           14,094
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Receivable for Fund shares sold                                            0            2,341               94           56,198
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Interest and dividends receivable                                        162           16,064              835           59,871
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Variation margin receivable                                                0               37                1                0
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Other assets                                                               1              667               72                0
---------------------------------------------------------------  ------------     ------------     ------------     ------------
                                                                       5,433        1,209,916           72,394        3,371,194
---------------------------------------------------------------  ------------     ------------     ------------     ------------

Liabilities:
Payable for investments and foreign currency purchased           $         0      $    50,075      $     7,942      $   138,749
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Payable for financing transactions                                       866          506,073           21,795                0
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Written options outstanding                                                0               90                6                0
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Payable for Fund shares redeemed                                           0            2,489                9            2,854
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Dividends payable                                                          3              609               20            4,169
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Accrued investment advisory fee                                            2              134                9              654
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Accrued administration fee                                                 2              149               13              758
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Accrued distribution fee                                                   0               33                7              466
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Accrued servicing fee                                                      0               19                3              173
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Variation margin payable                                                   0                0               10                0
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Other liabilities                                                          2           29,462               36              121
---------------------------------------------------------------  ------------     ------------     ------------     ------------
                                                                         875          589,133           29,850          147,944
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Net Assets                                                       $     4,558      $   620,783      $    42,544      $ 3,223,250
---------------------------------------------------------------  ------------     ------------     ------------     ------------

Net Assets Consist of:
Paid in capital                                                  $     5,681      $   609,991      $    42,939      $ 3,300,975
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Undistributed (overdistributed) net investment income                      0            8,423              (41)          (2,284)
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Accumulated undistributed net realized gain (loss)                      (560)            (167)            (137)         (62,117)
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)                              (563)           2,536             (217)         (13,324)
---------------------------------------------------------------  ------------     ------------     ------------     ------------
                                                                 $     4,558      $   620,783      $    42,544      $ 3,223,250
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Net Assets:
Class A                                                          $       172      $    29,009      $     2,728      $   155,466
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class B                                                                  398           21,256            4,909          286,198
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class C                                                                  229           29,584            5,863          370,861
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Other Classes                                                          3,759          540,934           29,044        2,410,725
---------------------------------------------------------------  ------------     ------------     ------------     ------------

Shares Issued and Outstanding:
Class A                                                                   23            2,729              276           13,837
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class B                                                                   53            2,000              496           25,474
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class C                                                                   30            2,784              593           33,010
---------------------------------------------------------------  ------------     ------------     ------------     ------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                          $      7.51      $     10.63      $      9.89      $     11.23
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class B                                                                 7.51            10.63             9.89            11.23
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Class C                                                                 7.51            10.63             9.89            11.23
---------------------------------------------------------------  ------------     ------------     ------------     ------------

Cost of Investments Owned                                        $     5,818      $ 1,103,861      $    65,240      $ 3,244,167
---------------------------------------------------------------  ------------     ------------     ------------     ------------
Cost of Foreign Currency Held                                    $         0      $         0      $       114      $         0
---------------------------------------------------------------  ------------     ------------     ------------     ------------

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

86  See accompanying notes

Statements of Assets and Liabilities
March 31, 1999

                                                                  Long-Term        Low
                                                                  U.S. Gov't       Duration         Money           Municipal
Amounts in thousands, except per share amounts                    Fund             Fund             Market Fund     Bond Fund
                                                                  ------------     ------------     ------------    ------------
Assets:
Investments, at value                                             $   436,107      $ 4,596,321      $   487,065     $    58,377
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Cash and foreign currency                                                   0            5,791                0               1
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Receivable for investments and foreign currency sold                    4,199          314,260                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Receivable for Fund shares sold                                         1,411           16,140           57,604              15
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Interest and dividends receivable                                       5,945           40,659               67             745
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Variation margin receivable                                                 0               67                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Other assets                                                                0                6                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
                                                                      447,662        4,973,244          544,736          59,138
----------------------------------------------------------------  ------------     ------------     ------------    ------------


Liabilities:
Payable for investments and foreign currency purchased            $    59,857      $ 1,001,719      $       498     $       350
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Payable for financing transactions                                    101,488           82,292                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Written options outstanding                                               110            1,862                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Payable for Fund shares redeemed                                        2,745           10,235            6,044             104
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Dividends payable                                                         305            3,941               95              64
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Accrued investment advisory fee                                            61              847               63              13
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Accrued administration fee                                                 74              679              108              17
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Accrued distribution fee                                                   47              110               12              21
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Accrued servicing fee                                                      21               80               18              11
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Variation margin payable                                                   96              141                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Other liabilities                                                       1,220               91                8               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------
                                                                      166,024        1,101,997            6,846             580
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Net Assets                                                        $   281,638      $ 3,871,247      $   537,890     $    58,558
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Net Assets Consist of:
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Paid in capital                                                   $   293,226      $ 3,873,297      $   537,876     $    55,741
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Undistributed (overdistributed) net investment income                     100           (4,007)              14              (2)
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Accumulated undistributed net realized gain (loss)                     (7,256)         (12,565)               0              (6)
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Net unrealized appreciation (depreciation)                             (4,432)          14,522                0           2,825
----------------------------------------------------------------  ------------     ------------     ------------    ------------
                                                                  $   281,638      $ 3,871,247      $   537,890     $    58,558
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Net Assets:
Class A                                                           $    29,809      $   191,727      $   105,200     $     7,020
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class B                                                                37,946           65,160           14,968           6,070
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class C                                                                31,653          112,229           86,159          37,913
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Other Classes                                                         182,230        3,502,131          331,563           7,555
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Shares Issued and Outstanding:
Class A                                                                 2,894           18,973          105,201             694
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class B                                                                 3,683            6,449           14,968             600
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class C                                                                 3,073           11,105           86,160           3,747
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                           $     10.30      $     10.10      $      1.00     $     10.12
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class B                                                                 10.30            10.10             1.00           10.12
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Class C                                                                 10.30            10.10             1.00           10.12
----------------------------------------------------------------  ------------     ------------     ------------    ------------

Cost of Investments Owned                                         $   440,663      $ 4,581,453      $   487,065     $    55,551
----------------------------------------------------------------  ------------     ------------     ------------    ------------
Cost of Foreign Currency Held                                     $         0      $     5,433                0               0
----------------------------------------------------------------  ------------     ------------     ------------    ------------

                                                                  Real Return      Short-Term       StocksPLUS       Total
Amounts in thousands, except per share amounts                    Bond Fund        Fund             Fund             Return Fund
                                                                  -------------    -------------    -------------    -------------
Assets:
Investments, at value                                             $     52,661     $    598,486     $  1,283,906     $ 32,325,240
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Cash and foreign currency                                                  888              342            3,180           48,286
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Receivable for investments and foreign currency sold                     2,199           15,874           47,468        2,629,053
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Receivable for Fund shares sold                                            204            3,001            6,716          127,001
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Interest and dividends receivable                                          555            4,559           13,648          256,572
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Variation margin receivable                                                  0                0                6                0
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Other assets                                                                25                0              109                0
----------------------------------------------------------------  -------------    -------------    -------------    -------------
                                                                        56,532          622,262        1,355,033       35,386,152
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Liabilities:
Payable for investments and foreign currency purchased            $      3,993     $     15,177     $    132,139     $  8,369,974
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Payable for financing transactions                                      24,194            2,928              130          762,558
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Written options outstanding                                                  0                0               54           25,999
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Payable for Fund shares redeemed                                            60            1,393            1,319           40,546
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Dividends payable                                                           46              498                0           26,551
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Accrued investment advisory fee                                              6              131              407            5,593
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Accrued administration fee                                                   7              117              340            4,479
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Accrued distribution fee                                                     3                8              282            1,190
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Accrued servicing fee                                                        3               22              142              518
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Variation margin payable                                                     2                0           18,477           10,570
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Other liabilities                                                            7                0                1           13,670
----------------------------------------------------------------  -------------    -------------    -------------    -------------
                                                                        28,321           20,274          153,291        9,261,648
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Net Assets                                                        $     28,211     $    601,988     $  1,201,742     $ 26,124,504
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Net Assets Consist of:
Paid in capital                                                   $     28,342     $    601,821     $  1,089,543     $ 26,512,047
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Undistributed (overdistributed) net investment income                      (13)             343           54,973          (77,068)
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Accumulated undistributed net realized gain (loss)                          (1)            (125)          56,780         (196,279)
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Net unrealized appreciation (depreciation)                                (117)             (51)             446         (114,196)
----------------------------------------------------------------  -------------    -------------    -------------    -------------
                                                                  $     28,211     $    601,988     $  1,201,742     $ 26,124,504
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Net Assets:
Class A                                                           $      6,250     $     80,787     $    148,748     $  1,140,606
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class B                                                                  3,646            3,813          281,930          549,478
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class C                                                                  2,534           15,589          245,088          715,201
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Other Classes                                                           15,781          501,799          525,976       23,719,219
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Shares Issued and Outstanding:
Class A                                                                    636            8,055           10,417          110,094
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class B                                                                    371              380           19,856           53,038
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class C                                                                    258            1,555           17,218           69,034
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                           $       9.83     $      10.03     $      14.26     $      10.36
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class B                                                                   9.83            10.03            14.18            10.36
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Class C                                                                   9.83            10.03            14.21            10.36
----------------------------------------------------------------  -------------    -------------    -------------    -------------

Cost of Investments Owned                                         $     52,837     $    598,619     $  1,285,297     $ 32,423,650
----------------------------------------------------------------  -------------    -------------    -------------    -------------
Cost of Foreign Currency Held                                     $         10     $         32     $      2,358     $     26,491
----------------------------------------------------------------  -------------    -------------    -------------    -------------

                                                      See accompanying notes  87

Statements of Operations
For the year ended March 31, 1999

                                                                       Emerging
                                                                       Markets        Foreign        Global Bond     High
Amounts in thousands                                                   Bond Fund      Bond Fund      Fund II         Yield Fund
                                                                       ------------   ------------   ------------   ------------
Investment Income:
Interest                                                               $       507    $    31,159    $     2,500    $   219,482
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Dividends                                                                        0              0              0          5,854
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
        Total Income                                                           507         31,159          2,500        225,336
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

Expenses:
Investment advisory fees                                                        19          1,326            107          6,324
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Administration fees                                                             18          1,455            151          7,243
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Distribution fees - Class B                                                      2            123              0          1,549
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Distribution fees - Class C                                                      1            178             34          2,324
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Servicing fees - Class A                                                         1             52             12            235
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Servicing fees - Class B                                                         1             41             11            516
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Servicing fees - Class C                                                         1             59             15            775
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Distribution and/or servicing fees - Other Classes                               0             12             45            343
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Trustees' fees                                                                   0              3              0             14
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Interest Expense                                                                 0              0              0              0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Miscellaneous                                                                    0              0              0              0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
        Total expenses                                                          43          3,249            375         19,323
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

Net Investment Income (loss)                                                   464         27,910          2,125        206,013
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                       (379)        23,467            717         (5,689)
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Net realized gain (loss) on futures contracts and written options               14          2,176            849              0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Net realized gain (loss) on foreign currency transactions                        1        (20,570)        (1,491)             0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on investments           (650)         1,246            (18)       (88,818)
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on futures
        contracts and written options                                           (1)          (360)           (37)             0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on translation
        of assets and liabilities denominated in foreign currencies             (1)         4,618            255              0
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

Net Gain (Loss)                                                             (1,016)        10,577            275        (94,507)
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

Net Increase (Decrease) in Assets Resulting from Operations            $      (552)   $    38,487    $     2,400    $   111,506
-------------------------------------------------------------------    ------------   ------------   ------------   ------------

88  See accompanying notes

Statements of Operations
For the year ended March 31, 1999

                                                                      Long-Term      Low
                                                                      U.S. Gov't     Duration       Money          Municipal
Amounts in thousands                                                  Fund           Fund           Market Fund    Bond Fund
                                                                      ------------   ------------   ------------   ------------
Investment Income:
Interest                                                              $    11,253    $   229,692    $    12,980    $    2,121
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Dividends                                                                       0          4,845              0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
        Total Income                                                       11,253        234,537         12,980         2,121
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Expenses:
Investment advisory fees                                                      420          8,637            364           107
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Administration fees                                                           508          6,841            731           145
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class B                                                   172            325             65             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class C                                                   150            430              0            30
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class A                                                       39            383             79            14
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class B                                                       57            108             22            10
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class C                                                       50            215             76            71
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution and/or servicing fees - Other Classes                             16            304             10           141
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Trustees' fees                                                                  1             18              1             1
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Interest Expense                                                              705              0              0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Miscellaneous                                                                   0              0              0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
        Total expenses                                                      2,118         17,261          1,348           519
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Investment Income (loss)                                                9,135        217,276         11,632         1,602
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                      (988)       (15,308)             0            (6)
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on futures contracts and written options             483         17,103              0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on foreign currency transactions                       0          2,354              0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on investments        (5,908)        (9,961)             0         2,835
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on futures
        contracts and written options                                          24             (2)             0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on translation
        of assets and liabilities denominated in foreign currencies             0           (455)             0             0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Gain (Loss)                                                            (6,389)        (6,269)             0         2,829
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Increase (Decrease) in Assets Resulting from Operations           $     2,746    $   211,007    $    11,632    $    4,431
-------------------------------------------------------------------   ------------   ------------   ------------   ------------


                                                                      Real Return    Short-Term     StocksPLUS     Total
Amounts in thousands                                                  Bond Fund      Fund           Fund           Return Fund
                                                                      ------------   ------------   ------------   ------------
Investment Income:
Interest                                                              $       831    $    28,386    $    65,914    $ 1,393,913
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Dividends                                                                       1              0              0          3,698
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
        Total Income                                                          832         28,386         65,914      1,397,611
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Expenses:
Investment advisory fees                                                       37          1,163          3,433         55,230
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Administration fees                                                            48          1,025          2,758         43,425
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class B                                                    21             16          1,260          2,529
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class C                                                    11             33            732          3,982
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class A                                                        6            123            233          1,981
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class B                                                        7              5            420            843
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class C                                                        5             28            366          1,327
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution and/or servicing fees - Other Classes                              0             19             15          2,849
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Trustees' fees                                                                  0              2              4            115
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Interest Expense                                                                0              0              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Miscellaneous                                                                   2              0              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
        Total expenses                                                        137          2,414          9,221        112,281
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Investment Income (loss)                                                  695         25,972         56,693      1,285,330
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                       134            (51)           553            395
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on futures contracts and written options              33             25        106,445        489,366
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on foreign currency transactions                     (36)           243            478        (17,345)
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on investments           (56)          (530)        (1,549)      (229,686)
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on futures
        contracts and written options                                         (31)             2         (8,651)        (3,574)
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on translation
        of assets and liabilities denominated in foreign currencies            41            (85)          (210)        (6,180)
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Gain (Loss)                                                                85           (396)        97,066        232,976
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Increase (Decrease) in Assets Resulting from Operations           $       780    $    25,576    $   153,759    $ 1,518,306
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

                                                      See accompanying notes  89

Statements of Changes in Net Assets

                                                                          Emerging Markets
Amounts in thousands                                                      Bond Fund                       Foreign Bond Fund
                                                                          --------------------------      --------------------------
                                                                                       Period From
                                                                       Year Ended July 31, 1997 to      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                            March 31, 1999   March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                                            $     464        $     183       $  27,910       $  20,326
--------------------------------------------------------------------    ---------------------------      --------------------------
Net realized gain (loss)                                                     (364)            (108)          5,073          20,051
--------------------------------------------------------------------    ---------------------------      --------------------------
Net change in unrealized appreciation (depreciation)                         (652)              89           5,504          (2,005)
--------------------------------------------------------------------    ---------------------------      --------------------------
Net increase (decrease) resulting from operations                            (552)             164          38,487          38,372
--------------------------------------------------------------------    ---------------------------      --------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                               (21)              (9)         (1,018)           (249)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                               (29)              (6)           (681)           (311)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                               (19)              (4)           (992)           (485)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                        (395)            (165)        (25,369)        (18,761)
--------------------------------------------------------------------    ---------------------------      --------------------------
In excess of net investment income
        Class A                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                           0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
From net realized capital gains
        Class A                                                                 0                0            (231)           (161)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                                 0                0            (171)           (238)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                                 0                0            (239)           (362)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                           0                0          (4,368)         (9,712)
--------------------------------------------------------------------    ---------------------------      --------------------------
In excess of net realized capital gains
        Class A                                                                (1)              (3)           (578)              0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                                (2)              (4)           (429)              0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                                (1)              (2)           (598)              0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                         (24)             (51)        (10,932)              0
--------------------------------------------------------------------    ---------------------------      --------------------------

Total Distributions                                                          (492)            (244)        (45,606)        (30,279)
--------------------------------------------------------------------    ---------------------------      --------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                                               184              353          27,767           9,138
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                               502              294          12,228           9,586
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                               273              132          18,663          15,595
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                         895            3,907         301,244         230,423
--------------------------------------------------------------------    ---------------------------      --------------------------
Issued in reorganization
        Class A                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                                 0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                           0                0               0               0
--------------------------------------------------------------------    ---------------------------      --------------------------
Issued as reinvestment of distributions
        Class A                                                                16                9           1,435             373
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                                18                7           1,052             455
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                                11                6           1,625             771
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                         405              212          29,769          21,446
--------------------------------------------------------------------    ---------------------------      --------------------------
Cost of shares redeemed
        Class A                                                              (295)             (54)         (9,441)           (703)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class B                                                              (372)               0          (2,428)           (702)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Class C                                                              (122)              (3)         (7,487)         (1,194)
--------------------------------------------------------------------    ---------------------------      --------------------------
        Other Classes                                                        (346)            (350)       (176,331)       (102,098)
--------------------------------------------------------------------    ---------------------------      --------------------------
Net increase (decrease) resulting from Fund share transactions              1,169            4,513         198,096         183,090
--------------------------------------------------------------------    ---------------------------      --------------------------

Total Increase (Decrease) in Net Assets                                       125            4,433         190,977         191,183
--------------------------------------------------------------------    ---------------------------      --------------------------

Net Assets:
Beginning of period                                                         4,433                0         429,806         238,623
--------------------------------------------------------------------    ---------------------------      --------------------------
End of period *                                                         $   4,558        $   4,433       $ 620,783       $ 429,806
--------------------------------------------------------------------    ---------------------------      --------------------------

*Including net undistributed (overdistributed) investment income of:    $       0        $      27       $   8,423       $  20,944
--------------------------------------------------------------------    ---------------------------      --------------------------
                                                                          Global Bond Fund II
                                                                          -------------------------------
                                                                           Year Ended         Year Ended
Increase (Decrease) in Net Assets from:                                March 31, 1999     March 31, 1998
Operations:
Net investment income (loss)                                              $     2,125        $     1,124
---------------------------------------------------------------------     -------------------------------
Net realized gain (loss)                                                           75              1,252
---------------------------------------------------------------------     -------------------------------
Net change in unrealized appreciation (depreciation)                              200               (178)
---------------------------------------------------------------------     -------------------------------
Net increase (decrease) resulting from operations                               2,400              2,198
---------------------------------------------------------------------     -------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                                  (245)              (411)
---------------------------------------------------------------------     -------------------------------
        Class B                                                                  (188)              (182)
---------------------------------------------------------------------     -------------------------------
        Class C                                                                  (250)              (240)
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                          (1,435)              (100)
---------------------------------------------------------------------     -------------------------------
In excess of net investment income
        Class A                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Class B                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Class C                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                               0                  0
---------------------------------------------------------------------     -------------------------------
From net realized capital gains
        Class A                                                                    (5)              (856)
---------------------------------------------------------------------     -------------------------------
        Class B                                                                    (6)              (598)
---------------------------------------------------------------------     -------------------------------
        Class C                                                                    (9)              (783)
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                             (42)                 0
---------------------------------------------------------------------     -------------------------------
In excess of net realized capital gains
        Class A                                                                   (26)                 0
---------------------------------------------------------------------     -------------------------------
        Class B                                                                   (34)                 0
---------------------------------------------------------------------     -------------------------------
        Class C                                                                   (47)                 0
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                            (220)                 0
---------------------------------------------------------------------     -------------------------------

Total Distributions                                                            (2,507)            (3,170)
---------------------------------------------------------------------     -------------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                                                 1,024              5,409
---------------------------------------------------------------------     -------------------------------
        Class B                                                                 1,843              1,255
---------------------------------------------------------------------     -------------------------------
        Class C                                                                 1,091              1,717
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                           4,100             24,247
---------------------------------------------------------------------     -------------------------------
Issued in reorganization
        Class A                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Class B                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Class C                                                                     0                  0
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                               0                  0
---------------------------------------------------------------------     -------------------------------
Issued as reinvestment of distributions
        Class A                                                                   218              1,055
---------------------------------------------------------------------     -------------------------------
        Class B                                                                   157                578
---------------------------------------------------------------------     -------------------------------
        Class C                                                                   266                942
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                           1,643                100
---------------------------------------------------------------------     -------------------------------
Cost of shares redeemed
        Class A                                                                (5,295)            (6,982)
---------------------------------------------------------------------     -------------------------------
        Class B                                                                (1,535)              (940)
---------------------------------------------------------------------     -------------------------------
        Class C                                                                (1,588)            (1,407)
---------------------------------------------------------------------     -------------------------------
        Other Classes                                                          (1,175)                 0
---------------------------------------------------------------------     -------------------------------
Net increase (decrease) resulting from Fund share transactions                    749             25,974
---------------------------------------------------------------------     -------------------------------

Total Increase (Decrease) in Net Assets                                           642             25,002
---------------------------------------------------------------------     -------------------------------

Net Assets:
Beginning of period                                                            41,902             16,900
---------------------------------------------------------------------     -------------------------------
End of period *                                                              $ 42,544           $ 41,902
---------------------------------------------------------------------     -------------------------------

*Including net undistributed (overdistributed) investment income of:         $    (41)          $    141
---------------------------------------------------------------------     -------------------------------

90  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands                                                  High Yield Fund                 Long-Term U.S. Gov't Fund
                                                                      ------------------------------  ------------------------------
                                                                          Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                               March 31, 1999  March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                                          $     206,013   $     120,838   $       9,135   $       2,312
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net realized gain (loss)                                                     (5,689)         17,622            (505)          3,273
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                        (88,818)         53,329          (5,884)          1,860
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                           111,506         191,789           2,746           7,445
--------------------------------------------------------------------  ------------------------------  ------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                              (7,385)         (3,926)           (843)           (183)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                             (14,721)         (7,402)         (1,044)           (133)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                             (22,155)        (17,859)           (902)           (127)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                      (159,223)        (92,108)         (6,348)         (2,308)
--------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net investment income
        Class A                                                                 (95)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                (190)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                (286)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                        (2,059)              0               0              (1)
--------------------------------------------------------------------  ------------------------------  ------------------------------
From net realized capital gains
        Class A                                                                   0               0               0             (27)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                   0               0               0             (25)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                   0               0               0             (26)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                             0               0               0            (239)
--------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net realized capital gains
        Class A                                                                   0            (500)           (843)              0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                   0            (944)         (1,298)              0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                   0          (1,935)         (1,162)              0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                             0          (8,860)         (4,295)              0
--------------------------------------------------------------------  ------------------------------  ------------------------------

Total Distributions                                                        (206,114)       (133,534)        (16,735)         (3,069)
--------------------------------------------------------------------  ------------------------------  ------------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                                             137,501          64,633          36,432           6,175
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                             182,999         101,900          37,608           8,001
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                             258,132         131,535          39,974           8,501
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                     1,410,720       1,055,297         196,867          53,037
--------------------------------------------------------------------  ------------------------------  ------------------------------
Issued in reorganization
        Class A                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                             0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
Issued as reinvestment of distributions
        Class A                                                               4,421           2,723           1,202             116
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                               7,543           4,397           1,826             121
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                              13,989          12,300           1,559             116
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                       146,326          92,015           9,031           2,095
--------------------------------------------------------------------  ------------------------------  ------------------------------
Cost of shares redeemed
        Class A                                                             (54,108)        (27,260)        (12,413)         (1,612)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                             (53,670)        (14,335)         (6,867)         (1,248)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                            (175,112)        (75,236)        (15,054)         (1,794)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                      (771,543)       (244,929)        (68,977)        (25,373)
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions            1,107,198       1,103,040         221,188          48,135
--------------------------------------------------------------------  ------------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                   1,012,590       1,161,295         207,199          52,511
--------------------------------------------------------------------  ------------------------------  ------------------------------

Net Assets:
Beginning of period                                                       2,210,660       1,049,365          74,439          21,928
--------------------------------------------------------------------  ------------------------------  ------------------------------
End of period *                                                       $   3,223,250   $   2,210,660   $     281,638   $      74,439
--------------------------------------------------------------------  ------------------------------  ------------------------------
*Including net undistributed (overdistributed) investment income of:  $      (2,284)  $      (2,529)  $         100   $         488
--------------------------------------------------------------------  ------------------------------  ------------------------------


Amounts in thousands                                                  Low Duration Fund               Money Market Fund
                                                                      ------------------------------  ------------------------------
                                                                         Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                              March 31, 1999  March 31, 1998  March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                                          $     217,276   $     188,536   $      11,632   $       7,052
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net realized gain (loss)                                                      4,149          25,424               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                        (10,418)         38,823               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                           211,007         252,783          11,632           7,052
--------------------------------------------------------------------  ------------------------------  ------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                              (8,976)         (4,396)         (3,793)         (1,970)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                              (2,185)           (474)           (330)           (115)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                              (4,608)         (3,236)         (3,648)         (3,020)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                      (201,521)       (173,398)         (3,864)         (1,947)
--------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net investment income
        Class A                                                                   0            (154)              0              (1)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                   0             (16)              0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                   0            (113)              0              (1)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                             0          (6,077)              0              (1)
--------------------------------------------------------------------  ------------------------------  ------------------------------
From net realized capital gains
        Class A                                                                (200)           (280)              0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                 (73)            (34)              0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                (112)           (182)              0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                        (3,748)         (7,963)              0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net realized capital gains
        Class A                                                                (837)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                (305)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                (469)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                       (15,684)              0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------

Total Distributions                                                        (238,718)       (196,323)        (11,635)         (7,055)
--------------------------------------------------------------------  ------------------------------  ------------------------------
Fund Share Transactions:
Receipts for shares sold
        Class A                                                             508,627         351,735       3,795,864       1,983,452
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                              77,162          17,368          43,230          14,945
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                              74,325          58,311       1,514,481       1,189,852
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                     2,411,822       1,500,985         848,391         128,183
--------------------------------------------------------------------  ------------------------------  ------------------------------
Issued in reorganization
        Class A                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                                   0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                             0               0               0               0
--------------------------------------------------------------------  ------------------------------  ------------------------------
Issued as reinvestment of distributions
        Class A                                                               8,716           4,564           2,190           1,226
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                               1,938             384             274              94
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                               4,065           2,754           2,811           2,314
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                       186,268         156,993           3,024           1,423
--------------------------------------------------------------------  ------------------------------  ------------------------------
Cost of shares redeemed
        Class A                                                            (433,778)       (307,185)     (3,734,230)     (1,986,890)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class B                                                             (31,051)         (5,522)        (31,473)        (15,245)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Class C                                                             (34,148)        (57,029)     (1,486,828)     (1,221,867)
--------------------------------------------------------------------  ------------------------------  ------------------------------
        Other Classes                                                    (1,876,626)     (1,726,995)       (575,933)        (97,031)
--------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions              897,320          (3,637)        381,801             456
--------------------------------------------------------------------  ------------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                     869,609          52,823         381,798             453
--------------------------------------------------------------------  ------------------------------  ------------------------------

Net Assets:
Beginning of period                                                       3,001,638       2,948,815         156,092         155,639
--------------------------------------------------------------------  ------------------------------  ------------------------------
End of period *                                                       $   3,871,247   $   3,001,638   $     537,890   $     156,092
--------------------------------------------------------------------  ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment income of:  $      (4,007)  $         736   $          14   $          20
--------------------------------------------------------------------  ------------------------------  ------------------------------


Amounts in thousands                                                  Municipal Bond Fund
                                                                      ------------------------------
                                                                          Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                               March 31, 1999  March 31, 1998
Operations:
Net investment income (loss)                                          $       1,602   $          33
--------------------------------------------------------------------  ------------------------------
Net realized gain (loss)                                                         (6)             (1)
--------------------------------------------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                          2,835              (9)
--------------------------------------------------------------------  ------------------------------
Net increase (decrease) resulting from operations                             4,431              23
--------------------------------------------------------------------  ------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                                (231)              0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                (135)              0
--------------------------------------------------------------------  ------------------------------
        Class C                                                              (1,016)              0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                          (220)            (33)
--------------------------------------------------------------------  ------------------------------
In excess of net investment income
        Class A                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                                  (2)              0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                             0               0
--------------------------------------------------------------------  ------------------------------
From net realized capital gains
        Class A                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                             0               0
--------------------------------------------------------------------  ------------------------------
In excess of net realized capital gains
        Class A                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                                   0               0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                             0               0
--------------------------------------------------------------------  ------------------------------

Total Distributions                                                          (1,604)            (33)
--------------------------------------------------------------------  ------------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                                               3,043               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                               2,929               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                               4,471               0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                         7,840           3,000
--------------------------------------------------------------------  ------------------------------
Issued in reorganization
        Class A                                                               6,782               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                               3,958               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                              36,556               0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                             0               0
--------------------------------------------------------------------  ------------------------------
Issued as reinvestment of distributions
        Class A                                                                 140               0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                  75               0
--------------------------------------------------------------------  ------------------------------
        Class C                                                                 732               0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                           214              33
--------------------------------------------------------------------  ------------------------------
Cost of shares redeemed
        Class A                                                              (3,240)              0
--------------------------------------------------------------------  ------------------------------
        Class B                                                                (990)              0
--------------------------------------------------------------------  ------------------------------
        Class C                                                              (6,220)              0
--------------------------------------------------------------------  ------------------------------
        Other Classes                                                        (3,582)              0
--------------------------------------------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions               52,708           3,033
--------------------------------------------------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                      55,535           3,023
--------------------------------------------------------------------  ------------------------------

Net Assets:
Beginning of period                                                           3,023               0
--------------------------------------------------------------------  ------------------------------
End of period *                                                         $    58,558     $     3,023
--------------------------------------------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment income of:    $        (2)    $         0
--------------------------------------------------------------------  ------------------------------

                                                      See accompanying notes  91

Statements of Changes in Net Assets


Amounts in thousands                                    Real Return Bond Fund             Short-Term Fund
                                                        ------------------------------    ------------------------------

 Increase (Decrease) in Net Assets from:                   Year Ended       Year Ended       Year Ended       Year Ended
                                                       March 31, 1999   March 31, 1998   March 31, 1999   March 31, 1998
Operations:
Net investment income (loss)                            $        695     $        317     $     25,972     $     11,861
-----------------------------------------------------   ------------------------------    ------------------------------
Net realized gain (loss)                                         131               52              217              922
-----------------------------------------------------   ------------------------------    ------------------------------
Net change in unrealized appreciation (depreciation)             (46)             (21)            (613)             455
-----------------------------------------------------   ------------------------------    ------------------------------
Net increase (decrease) resulting from operations                780              348           25,576           13,238
-----------------------------------------------------   ------------------------------    ------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                                 (105)             (18)          (2,553)            (498)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                 (109)             (32)             (95)             (37)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                  (91)             (21)            (547)            (216)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                           (363)            (248)         (22,783)         (10,902)
-----------------------------------------------------   ------------------------------    ------------------------------
In excess of net investment income
        Class A                                                  (14)               1                0               (9)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                  (15)              (2)               0               (1)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                  (13)              (2)               0               (3)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                            (51)             (18)               0             (196)
-----------------------------------------------------   ------------------------------    ------------------------------
From net realized capital gains
        Class A                                                   (2)              (6)             (16)             (15)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                   (1)             (14)              (1)              (1)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                   (1)             (11)              (4)              (9)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                             (3)             (68)            (113)            (258)
-----------------------------------------------------   ------------------------------    ------------------------------
In excess of net realized capital gains
        Class A                                                    0                0              (62)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                    0                0               (3)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                    0                0              (14)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                              0                0             (436)               0
-----------------------------------------------------   ------------------------------    ------------------------------

Total Distributions                                             (768)            (441)         (26,627)         (12,145)
-----------------------------------------------------   ------------------------------    ------------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                                6,141            1,170          100,568           38,492
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                3,210            1,292            6,850            6,129
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                3,626            1,136           47,252            9,964
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                         11,792            4,626          890,437          315,947
-----------------------------------------------------   ------------------------------    ------------------------------
Issued as reinvestment of distributions
        Class A                                                  115               24            2,329              474
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                   98               34               55               14
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                   33               33              441              193
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                            361              333           16,533            9,124
-----------------------------------------------------   ------------------------------    ------------------------------
Cost of shares redeemed
        Class A                                                 (337)            (818)         (46,206)         (17,369)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                               (1,174)            (323)          (4,346)          (4,998)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                               (1,626)            (812)         (38,830)          (4,767)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                         (1,922)          (5,016)        (582,240)        (309,134)
-----------------------------------------------------   ------------------------------    ------------------------------
Net increase (decrease) resulting from
        Fund share transactions                               20,317            1,679          392,843           44,069
-----------------------------------------------------   ------------------------------    ------------------------------

Total Increase (Decrease) in Net Assets                       20,329            1,586          391,792           45,162
-----------------------------------------------------   ------------------------------    ------------------------------

Net Assets:
Beginning of period                                            7,882            6,296          210,196          165,034
-----------------------------------------------------   ------------------------------    ------------------------------
End of period *                                         $     28,211     $      7,882     $    601,988     $    210,196
-----------------------------------------------------   ------------------------------    ------------------------------

*Including net undistributed (overdistributed)
   investment income of:                                $        (13)    $        (25)    $        343     $        741
-----------------------------------------------------   ------------------------------    ------------------------------

Amounts in thousands                                    StocksPLUS Fund                   Total Return Fund
                                                        ------------------------------    ------------------------------

 Increase (Decrease) in Net Assets from:                   Year Ended      Year Ended       Year Ended       Year Ended
                                                       March 31, 1999  March 31, 1998   March 31, 1999   March 31, 1998
Operations:
Net investment income (loss)                            $     56,693     $     64,898     $  1,285,330     $    920,708
-----------------------------------------------------   ------------------------------    ------------------------------
Net realized gain (loss)                                     107,476           85,623          472,416          644,154
-----------------------------------------------------   ------------------------------    ------------------------------
Net change in unrealized appreciation (depreciation)         (10,410)          21,299         (239,440)         196,253
-----------------------------------------------------   ------------------------------    ------------------------------
Net increase (decrease) resulting from operations            153,759          171,820        1,518,306        1,761,115
-----------------------------------------------------   ------------------------------    ------------------------------

Distributions to Shareholders:
From net investment income
        Class A                                               (5,558)          (4,008)         (42,630)         (14,462)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                               (9,623)          (5,278)         (15,398)          (5,314)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                               (8,506)          (5,834)         (24,602)         (16,492)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                        (27,245)         (35,403)      (1,203,263)        (859,162)
-----------------------------------------------------   ------------------------------    ------------------------------
In excess of net investment income
        Class A (14)                                               0                0                0             (397)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                    0                0                0             (146)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                    0                0                0             (453)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                              0                0                0          (23,600)
-----------------------------------------------------   ------------------------------    ------------------------------
From net realized capital gains
        Class A                                               (8,585)          (3,306)         (19,342)          (8,102)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                              (16,378)          (4,591)          (9,103)          (3,479)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                              (13,745)          (4,963)         (13,017)          (9,011)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                        (38,167)         (25,779)        (471,102)        (383,580)
-----------------------------------------------------   ------------------------------    ------------------------------
In excess of net realized capital gains
        Class A                                                    0                0          (14,512)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                                    0                0           (6,829)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                                    0                0           (9,766)               0
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                              0                0         (353,438)               0
-----------------------------------------------------   ------------------------------    ------------------------------

Total Distributions                                         (127,807)         (89,162)      (2,183,002)      (1,324,198)
-----------------------------------------------------   ------------------------------    ------------------------------

Fund Share Transactions:
Receipts for shares sold
        Class A                                              130,068           70,046          854,123          460,620
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                              184,202           81,066          409,474          119,773
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                              166,603           82,851          408,975          149,964
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                        216,013          227,214       11,022,189        6,481,902
-----------------------------------------------------   ------------------------------    ------------------------------
Issued as reinvestment of distributions
        Class A                                               12,348            6,748           65,979           21,051
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                               22,233            9,234           23,537            6,517
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                               19,336           10,335           36,630           18,558
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                         62,137           54,528        1,701,985        1,055,758
-----------------------------------------------------   ------------------------------    ------------------------------
Cost of shares redeemed
        Class A                                              (59,680)         (23,650)        (284,563)         (65,456)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class B                                              (29,175)          (5,397)         (54,809)         (15,356)
-----------------------------------------------------   ------------------------------    ------------------------------
        Class C                                              (41,951)         (14,121)        (116,385)        (102,973)
-----------------------------------------------------   ------------------------------    ------------------------------
        Other Classes                                       (184,056)        (165,636)      (5,369,646)      (3,674,270)
-----------------------------------------------------   ------------------------------    ------------------------------
Net increase (decrease) resulting from
        Fund share transactions                              498,078          333,218        8,697,489        4,456,088
-----------------------------------------------------   ------------------------------    ------------------------------

Total Increase (Decrease) in Net Assets                      524,030          415,876        8,032,793        4,893,005
-----------------------------------------------------   ------------------------------    ------------------------------

Net Assets:
Beginning of period                                          677,712          261,836       18,091,711       13,198,706
-----------------------------------------------------   ------------------------------    ------------------------------
End of period *                                         $  1,201,742     $    677,712     $ 26,124,504     $ 18,091,711
-----------------------------------------------------   ------------------------------    ------------------------------

*Including net undistributed (overdistributed)
        investment income of:                           $     54,973     $     43,808     $    (77,068)    $    111,760
-----------------------------------------------------   ------------------------------    ------------------------------

92  See accompanying notes

Statements of Cash Flows
For the year or period ended March 31, 1999


                                                                      Emerging Markets  Foreign        Global Bond   Long-Term U.S.
Amounts in thousands                                                  Bond Fund         Bond Fund      Fund II       Government Fund
                                                                      ----------------  ------------  -------------  ---------------
Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities
Sales of Fund shares                                                  $       1,854   $     361,271   $       7,967   $     309,820
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Redemptions of Fund shares                                                   (1,137)       (193,788)         (9,615)       (100,796)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Cash distributions paid                                                         (41)        (11,529)           (213)         (2,861)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Increase/(decrease) from financing transactions                                 866         193,593          (2,473)         65,093
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Net increase (decrease) from financing activities                             1,542         349,547          (4,334)        271,256
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------

Operating Activities
Purchases of long-term securities and foreign currency                      (17,562)     (3,160,063)       (214,970)     (1,397,805)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Proceeds from sales of long-term securities and foreign currency             14,996       2,556,532         193,890       1,119,820
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Purchases of short-term securities (net)                                        478         203,747          23,518           1,972
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Net investment income                                                           464          27,910           2,125           9,135
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Change in other receivables/payables (net)                                     (105)         20,460            (325)         (4,401)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
Net increase (decrease) from operating activities                            (1,729)       (351,414)          4,238        (271,279)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------

Net Increase in Cash and Foreign Currency                                      (187)         (1,867)            (96)            (23)
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------

Cash and Foreign Currency
Beginning of period                                                             203           1,867             224              23
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------
End of period                                                           $        16     $         0     $       128     $         0
--------------------------------------------------------------------  -------------  ---------------  --------------  --------------

                                                                    Real Return
Amounts in thousands                                                Bond Fund
                                                                    -----------
Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities
Sales of Fund shares                                                $    24,566
------------------------------------------------------------------  ------------
Redemptions of Fund shares                                               (5,000)
------------------------------------------------------------------  ------------
Cash distributions paid                                                    (117)
------------------------------------------------------------------  ------------
Increase/(decrease) from financing transactions                          24,194
------------------------------------------------------------------  ------------
Net increase (decrease) from financing activities                        43,643
------------------------------------------------------------------  ------------

Operating Activities
Purchases of long-term securities and foreign currency                 (149,863)
------------------------------------------------------------------  ------------
Proceeds from sales of long-term securities and foreign currency        108,132
------------------------------------------------------------------  ------------
Purchases of short-term securities (net)                                 (1,213)
------------------------------------------------------------------  ------------
Net investment income                                                       695
------------------------------------------------------------------  ------------
Change in other receivables/payables (net)                                 (508)
------------------------------------------------------------------  ------------
Net increase (decrease) from operating activities                       (42,757)
------------------------------------------------------------------  ------------

Net Increase in Cash and Foreign Currency                                   886
------------------------------------------------------------------  ------------

Cash and Foreign Currency
Beginning of period                                                           2
------------------------------------------------------------------  ------------
End of period                                                       $       888
------------------------------------------------------------------  ------------

                                                      See accompanying notes  93

Notes to Financial Statements
March 31, 1999


1. Organization

PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 26 separate investment funds (the "Funds"). The Trust may offer up to six classes of shares Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). The Commercial Mortgage Securities, Long Duration and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1999. Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the StocksPLUS Fund, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS Fund are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Stripped Mortgage Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

March 31, 1999


Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though principal is not received until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly-owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.40% for the StocksPLUS Fund, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.35% for the Short-Term, Municipal Bond and Money Market Funds, 0.45% for the Foreign Bond Fund, 0.55% for the Emerging Markets Bond Fund and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at an annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Moderate Duration, Short-Term and Money Market Funds, 0.30% for the Global Bond Fund, 0.40% for the Emerging Markets Bond Fund and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.25% for Short-Term, Total Return and Low Duration Funds, 0.35% for Municipal Bond, 0.45% for Foreign Bond Fund, 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
        The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

        Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                                               Effective Rate                Allowable Rate
                                       -----------------------------------------------------------
                                       Distribution      Servicing   Distribution      Servicing
                                            Fee (%)         Fee(%)        Fee (%)        Fee (%)
--------------------------------------------------------------------------------------------------
Class A

Money Market Fund                               --           0.10             --           0.20

All other Funds                                 --           0.25             --           0.25

Class B

All Funds                                     0.75           0.25           0.75           0.25

Class C

Emerging Markets Bond, Foreign Bond,
Global Bond II, High Yield,
Long-Term U.S. Gov't., and
Total Return Funds                            0.75           0.25           0.75           0.25

Real Return Bond and StocksPLUS Funds         0.50           0.25           0.75           0.25

Low Duration Fund                             0.50           0.25           0.50           0.25

Money Market Fund                               --           0.10             --           0.20

Short-Term Fund                               0.30           0.25           0.75           0.25

Class D

Low Duration, Short-Term, and
Total Return Funds                              --           0.25             --           0.50

Foreign Bond Fund                               --           0.25             --           0.70

Municipal Bond Fund                             --           0.25             --           0.60

All other Funds                                 --           0.25             --           0.65

        PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended March 31, 1999, the funds were informed that PFD received $8,461,652 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

        Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1999 were as follows (amounts in thousands):

                                    U.S. Government/Agency                    All Other
                                ----------------------------------------------------------------
                                  Purchases            Sales        Purchases            Sales
------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund      $         0      $         0      $    16,318      $    14,580
Foreign Bond Fund                   817,410          699,955        2,288,270        1,633,832
Global Bond Fund II                  84,404           72,772          138,249          120,577
High Yield Fund                       5,760            7,121        1,983,993          969,168
Long-Term U.S. Gov't Fund         1,260,249        1,018,870          192,085           58,678
Low Duration Fund                 8,576,718        9,130,827        2,462,283          379,813
Municipal Bond Fund                       0                0           83,000           30,386
Real Return Bond Fund               123,476          101,542           23,967            6,252
Short-Term Fund                     305,288           47,698          411,299          159,576
StocksPLUS Fund                     708,140          592,151          587,571          140,926
Total Return Fund                56,153,806       50,784,821       14,567,264        5,013,754

March 31, 1999

5. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                         Emerging Markets Bond Fund
                                                           ----------------------------------------------------------
                                                                  Year Ended                     Period From
                                                                  03/31/1999               07/31/1997 to 03/31/1998
                                                            Shares          Amount          Shares          Amount
---------------------------------------------------------  ----------------------------------------------------------
Receipts for shares sold
        Class A                                                 24       $     184              37       $     353
---------------------------------------------------------  ----------------------------------------------------------
        Class B                                                 68             502              31             294
---------------------------------------------------------  ----------------------------------------------------------
        Class C                                                 33             273              14             132
---------------------------------------------------------  ----------------------------------------------------------
        Other Classes                                          114             895             395           3,907
---------------------------------------------------------  ----------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                  2              16               1               9
---------------------------------------------------------  ----------------------------------------------------------
        Class B                                                  2              18               1               7
---------------------------------------------------------  ----------------------------------------------------------
        Class C                                                  1              11               1               6
---------------------------------------------------------  ----------------------------------------------------------
        Other Classes                                           54             405              22             212
---------------------------------------------------------  ----------------------------------------------------------
Cost of shares redeemed
        Class A                                                (37)           (295)             (6)            (54)
---------------------------------------------------------  ----------------------------------------------------------
        Class B                                                (48)           (372)              0               0
---------------------------------------------------------  ----------------------------------------------------------
        Class C                                                (18)           (122)              0              (3)
---------------------------------------------------------  ----------------------------------------------------------
        Other Classes                                          (47)           (346)            (37)           (350)
---------------------------------------------------------  ----------------------------------------------------------

Net increase resulting from Fund share transactions            148       $   1,169             459       $   4,513
=========================================================  ==========================================================
                                                                                  Foreign Bond Fund
                                                              ---------------------------------------------------------
                                                                      Year Ended                      Year Ended
                                                                      03/31/1999                      03/31/1998
                                                                Shares          Amount          Shares          Amount
------------------------------------------------------------  ---------------------------------------------------------
Receipts for shares sold
        Class A                                                  2,580       $  27,767             855       $   9,138
------------------------------------------------------------  ---------------------------------------------------------
        Class B                                                  1,138          12,228             896           9,586
------------------------------------------------------------  ---------------------------------------------------------
        Class C                                                  1,741          18,663           1,458          15,595
------------------------------------------------------------  ---------------------------------------------------------
        Other Classes                                           28,018         301,244          21,559         230,423
------------------------------------------------------------  ---------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                    135           1,435              35             373
------------------------------------------------------------  ---------------------------------------------------------
        Class B                                                     99           1,052              43             455
------------------------------------------------------------  ---------------------------------------------------------
        Class C                                                    152           1,625              73             771
------------------------------------------------------------  ---------------------------------------------------------
        Other Classes                                            2,788          29,769           2,019          21,446
------------------------------------------------------------  ---------------------------------------------------------
Cost of shares redeemed
        Class A                                                   (878)         (9,441)            (66)           (703)
------------------------------------------------------------  ---------------------------------------------------------
        Class B                                                   (227)         (2,428)            (66)           (702)
------------------------------------------------------------  ---------------------------------------------------------
        Class C                                                   (700)         (7,487)           (112)         (1,194)
------------------------------------------------------------  ---------------------------------------------------------
        Other Classes                                          (16,477)       (176,331)         (9,585)       (102,098)
------------------------------------------------------------  ---------------------------------------------------------

Net increase resulting from Fund share transactions             18,369       $ 198,096          17,109       $ 183,090
============================================================  =========================================================


                                                                                    Money Market Fund
                                                         ------------------------------------------------------------------
                                                                     Year Ended                          Year Ended
                                                                     03/31/1999                          03/31/1998
                                                              Shares            Amount            Shares            Amount
-------------------------------------------------------  -------------------------------------------------------------------
Receipts for shares sold
        Class A                                            3,795,864       $ 3,795,864         1,983,452       $ 1,983,452
-------------------------------------------------------  -------------------------------------------------------------------
        Class B                                               43,230            43,230            14,945            14,945
-------------------------------------------------------  -------------------------------------------------------------------
        Class C                                            1,514,481         1,514,481         1,189,852         1,189,852
-------------------------------------------------------  -------------------------------------------------------------------
        Other Classes                                        848,391           848,391           128,183           128,183
-------------------------------------------------------  -------------------------------------------------------------------
Shares issued in reorganization
        Class A                                                    0                 0                 0                 0
-------------------------------------------------------  -------------------------------------------------------------------
        Class B                                                    0                 0                 0                 0
-------------------------------------------------------  -------------------------------------------------------------------
        Class C                                                    0                 0                 0                 0
-------------------------------------------------------  -------------------------------------------------------------------
        Other Classes                                              0                 0                 0                 0
-------------------------------------------------------  -------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                2,190             2,190             1,226             1,226
-------------------------------------------------------  -------------------------------------------------------------------
        Class B                                                  274               274                94                94
-------------------------------------------------------  -------------------------------------------------------------------
        Class C                                                2,811             2,811             2,314             2,314
-------------------------------------------------------  -------------------------------------------------------------------
        Other Classes                                          3,024             3,024             1,423             1,423
-------------------------------------------------------  -------------------------------------------------------------------
Cost of shares redeemed
        Class A                                           (3,734,230)       (3,734,230)       (1,986,890)       (1,986,890)
-------------------------------------------------------  -------------------------------------------------------------------
        Class B                                              (31,473)          (31,473)          (15,245)          (15,245)
-------------------------------------------------------  -------------------------------------------------------------------
        Class C                                           (1,486,828)       (1,486,828)       (1,221,867)       (1,221,867)
-------------------------------------------------------  -------------------------------------------------------------------
        Other Classes                                       (575,933)         (575,933)          (97,031)          (97,031)
-------------------------------------------------------  -------------------------------------------------------------------

Net increase resulting from Fund share transactions          381,801       $   381,801               456       $       456
=======================================================  ===================================================================

                                                                               Municipal Bond Fund
                                                         ----------------------------------------------------------------
                                                                  Year Ended                         Year Ended
                                                                  03/31/1999                         03/31/1998
                                                           Shares            Amount            Shares           Amount
-------------------------------------------------------  ----------------------------------------------------------------
Receipts for shares sold
        Class A                                               322       $     3,043                 0      $         0
-------------------------------------------------------  ----------------------------------------------------------------
        Class B                                               295             2,929                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class C                                               644             4,471                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Other Classes                                         772             7,840               300            3,000
-------------------------------------------------------  ----------------------------------------------------------------
Shares issued in reorganization
        Class A                                               676             6,782                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class B                                               395             3,958                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class C                                             3,645            36,556                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Other Classes                                           0                 0                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                14               140                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class B                                                 7                75                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class C                                                72               732                 0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Other Classes                                          22               214                 3               33
-------------------------------------------------------  ----------------------------------------------------------------
Cost of shares redeemed
        Class A                                              (318)           (3,240)                0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class B                                               (97)             (990)                0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Class C                                              (614)           (6,220)                0                0
-------------------------------------------------------  ----------------------------------------------------------------
        Other Classes                                        (351)           (3,582)                0                0
-------------------------------------------------------  ----------------------------------------------------------------

Net increase resulting from Fund share transactions         5,484       $    52,708               303      $     3,033
=======================================================  ================================================================

                                                                                     Global Bond Fund II
                                                               ----------------------------------------------------------------
                                                                        Year Ended                          Year Ended
                                                                        03/31/1999                          03/31/1998
                                                                 Shares            Amount            Shares            Amount
-------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                                     103          $  1,024               499          $  5,409
-------------------------------------------------------------------------------------------------------------------------------
        Class B                                                     186             1,843               117             1,255
-------------------------------------------------------------------------------------------------------------------------------
        Class C                                                     110             1,091               158             1,717
-------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                               418             4,100             2,462            24,247
-------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                      22               218               105             1,055
-------------------------------------------------------------------------------------------------------------------------------
        Class B                                                      16               157                58               578
-------------------------------------------------------------------------------------------------------------------------------
        Class C                                                      27               266                94               942
-------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                               166             1,643                10               100
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                    (537)           (5,295)             (623)           (6,982)
-------------------------------------------------------------------------------------------------------------------------------
        Class B                                                    (155)           (1,535)              (88)             (940)
-------------------------------------------------------------------------------------------------------------------------------
        Class C                                                    (160)           (1,588)             (128)           (1,407)
-------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              (119)           (1,175)                0                 0
-------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions                  77          $    749             2,664          $ 25,974
===============================================================================================================================

                                                                                     High Yield Fund
                                                          -----------------------------------------------------------------------
                                                                     Year Ended                             Year Ended
                                                                     03/31/1999                             03/31/1998
                                                             Shares              Amount              Shares              Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                              12,154         $   137,501               5,603         $    64,633
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                              16,167             182,999               8,820             101,900
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                              22,663             258,132              11,386             131,535
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                       124,498           1,410,720              91,226           1,055,297
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                 390               4,421                 236               2,723
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                 666               7,543                 381               4,397
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                               1,234              13,989               1,066              12,300
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                        12,906             146,326               7,969              92,015
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                              (4,784)            (54,108)             (2,364)            (27,260)
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                              (4,747)            (53,670)             (1,243)            (14,335)
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                             (15,317)           (175,112)             (6,522)            (75,236)
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                       (68,522)           (771,543)            (21,515)           (244,929)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions          97,308         $ 1,107,198              95,043         $ 1,103,040
===============================================================================================================================

                                                                                 Long-Term U.S. Gov't Fund
                                                              ----------------------------------------------------------------
                                                                       Year Ended                          Year Ended
                                                                       03/31/1999                          03/31/1998
                                                                Shares            Amount            Shares            Amount
------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                                  3,332         $  36,432               597         $   6,175
------------------------------------------------------------------------------------------------------------------------------
        Class B                                                  3,430            37,608               769             8,001
------------------------------------------------------------------------------------------------------------------------------
        Class C                                                  3,616            39,974               817             8,501
------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                           18,028           196,867             5,225            53,037
------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                    111             1,202                11               116
------------------------------------------------------------------------------------------------------------------------------
        Class B                                                    168             1,826                12               121
------------------------------------------------------------------------------------------------------------------------------
        Class C                                                    144             1,559                11               116
------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              834             9,031               203             2,095
------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                 (1,132)          (12,413)             (154)           (1,612)
------------------------------------------------------------------------------------------------------------------------------
        Class B                                                   (626)           (6,867)             (118)           (1,248)
------------------------------------------------------------------------------------------------------------------------------
        Class C                                                 (1,373)          (15,054)             (171)           (1,794)
------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                           (6,234)          (68,977)           (2,497)          (25,373)
------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions             20,298         $ 221,188             4,705         $  48,135
===============================================================================================================================
                                                                                     Low Duration Fund
                                                           -----------------------------------------------------------------------
                                                                      Year Ended                            Year Ended
                                                                      03/31/1999                             03/31/1998
                                                              Shares              Amount              Shares              Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                               49,976         $   508,627              34,531         $   351,735
----------------------------------------------------------------------------------------------------------------------------------
        Class B                                                7,581              77,162               1,705              17,368
----------------------------------------------------------------------------------------------------------------------------------
        Class C                                                7,307              74,325               5,739              58,311
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                        237,127           2,411,822             147,614           1,500,985
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                  857               8,716                 448               4,564
----------------------------------------------------------------------------------------------------------------------------------
        Class B                                                  191               1,938                  38                 384
----------------------------------------------------------------------------------------------------------------------------------
        Class C                                                  400               4,065                 271               2,754
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                         18,312             186,268              15,439             156,993
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                              (42,621)           (433,778)            (30,163)           (307,185)
----------------------------------------------------------------------------------------------------------------------------------
        Class B                                               (3,055)            (31,051)               (542)             (5,522)
----------------------------------------------------------------------------------------------------------------------------------
        Class C                                               (3,358)            (34,148)             (5,625)            (57,029)
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                       (184,542)         (1,876,626)           (169,949)         (1,726,995)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions           88,175         $   897,320                (494)        $    (3,637)
==================================================================================================================================


                                                                                      Real Return Bond Fund
                                                                 ----------------------------------------------------------------
                                                                         Year Ended                           Year Ended
                                                                         03/31/1999                           03/31/1998
                                                                   Shares            Amount            Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                                       620          $  6,141               118          $  1,170
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                       328             3,210               131             1,292
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                       371             3,626               114             1,136
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                               1,199            11,792               465             4,626
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
        Class A                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                   0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                        12               115                 2                24
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                        10                98                 3                34
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                         3                33                 3                33
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                  36               361                34               333
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                       (34)             (337)              (83)             (818)
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                      (120)           (1,174)              (32)             (323)
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                      (166)           (1,626)              (82)             (812)
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                (195)           (1,922)             (501)           (5,016)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions                 2,064          $ 20,317               172          $  1,679
==================================================================================================================================

                                                                                       Short-Term Fund
                                                                ----------------------------------------------------------------
                                                                        Year Ended                           Year Ended
                                                                        03/31/1999                           03/31/1998
                                                                  Shares            Amount            Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                                   10,028         $ 100,568             3,832         $  38,492
--------------------------------------------------------------------------------------------------------------------------------
        Class B                                                      682             6,850               610             6,129
--------------------------------------------------------------------------------------------------------------------------------
        Class C                                                    4,713            47,252               991             9,964
--------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             88,655           890,437            31,443           315,947
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
        Class A                                                        0                 0                 0                 0
--------------------------------------------------------------------------------------------------------------------------------
        Class B                                                        0                 0                 0                 0
--------------------------------------------------------------------------------------------------------------------------------
        Class C                                                        0                 0                 0                 0
--------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                  0                 0                 0                 0
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                      232             2,329                47               474
--------------------------------------------------------------------------------------------------------------------------------
        Class B                                                        6                55                 1                14
--------------------------------------------------------------------------------------------------------------------------------
        Class C                                                       44               441                19               193
--------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              1,711            16,533               907             9,124
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                   (4,608)          (46,206)           (1,729)          (17,369)
--------------------------------------------------------------------------------------------------------------------------------
        Class B                                                     (433)           (4,346)             (497)           (4,998)
--------------------------------------------------------------------------------------------------------------------------------
        Class C                                                   (3,874)          (38,830)             (474)           (4,767)
--------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                            (58,021)         (582,240)          (30,761)         (309,134)
--------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions               39,135         $ 392,843             4,389         $  44,069
==================================================================================================================================

                                                                                         StocksPLUS Fund
                                                                -----------------------------------------------------------------
                                                                          Year Ended                          Year Ended
                                                                          03/31/1999                          03/31/1998
                                                                   Shares            Amount            Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                                     9,310         $ 130,068             5,189         $  70,046
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                    13,245           184,202             6,014            81,066
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                    11,922           166,603             6,158            82,851
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              15,465           216,013            16,952           227,214
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
        Class A                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                         0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                   0                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                       907            12,348               531             6,748
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                     1,644            22,233               731             9,234
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                     1,426            19,336               816            10,335
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                               4,549            62,137             4,264            54,528
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                    (4,278)          (59,680)           (1,748)          (23,650)
---------------------------------------------------------------------------------------------------------------------------------
        Class B                                                    (2,101)          (29,175)             (400)           (5,397)
---------------------------------------------------------------------------------------------------------------------------------
        Class C                                                    (3,039)          (41,951)           (1,049)          (14,121)
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             (13,049)         (184,056)          (12,132)         (165,636)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions                36,001         $ 498,078            25,326         $ 333,218
==================================================================================================================================

                                                                                      Total Return Fund
                                                           -------------------------------------------------------------------------
                                                                     Year Ended                                Year Ended
                                                                     03/31/1999                                03/31/1998
                                                             Shares               Amount               Shares               Amount
------------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                                              80,262         $    854,123               43,181         $    460,620
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                              38,344              409,474               11,221              119,773
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                              38,335              408,975               14,063              149,964
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                     1,033,953           11,022,189              609,112            6,481,902
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
        Class A                                                   0                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                   0                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                   0                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             0                    0                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                               6,210               65,979                1,979               21,051
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                               2,219               23,537                  613                6,517
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                               3,450               36,630                1,747               18,558
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                       160,191            1,701,985               99,374            1,055,758
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                             (26,665)            (284,563)              (6,141)             (65,456)
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                              (5,132)             (54,809)              (1,444)             (15,356)
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                             (10,902)            (116,385)              (9,698)            (102,973)
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      (502,698)          (5,369,646)            (344,881)          (3,674,270)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions         817,567         $  8,697,489              419,126         $  4,456,088
==================================================================================================================================

March 31, 1999


6. Reorganization
The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                            Shares        Value of   Total Net   Total Net
                                                                         Issued by   Shares Issued   Assets of   Assets of
                                                                         Acquiring    by Acquiring    Acquired   Acquiring
Acquiring Fund                  Acquired Fund                 Date            Fund            Fund        Fund        Fund
---------------------------------------------------------------------------------------------------------------------------
PIMCO Municipal Bond Fund       PIMCO Tax Exempt Fund   06/26/1998           4,716      $   47,296  $   47,296   $   4,295
---------------------------------------------------------------------------------------------------------------------------

                                                                             Total
                                                                        Net Assets       Acquired
                                                                      of Acquiring         Fund's
                                                                        Fund After     Unrealized
Acquiring Fund                  Acquired Fund                 Date     Acquisition   Appreciation
--------------------------------------------------------------------------------------------------
PIMCO Municipal Bond Fund       PIMCO Tax Exempt Fund   06/26/1998      $   51,591      $   2,335
--------------------------------------------------------------------------------------------------

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows
(amounts in thousands):


                              Foreign       Global Bond         Long-Term      Low Duration        Real Return         Short-Term
                            Bond Fund           Fund II  U.S. Gov't. Fund              Fund               Fund               Fund
                            --------------------------------------------------------------------------------------------------------
                                                                           Premium
------------------------------------------------------------------------------------------------------------------------------------
Balance at 04/01/98          $      0          $      0          $      0          $      0           $     88           $      0
Sales                             126                 9               224             2,878                  0                 25
Closing Buys                        0                 0                 0                 0                  0                  0
Expirations                         0                 0                 0            (1,048)               (25)               (49)
Exercised                           0                 0                 0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
Balance at 03/31/99          $    126          $      9          $    224          $  1,830           $      0           $      0
====================================================================================================================================


                           StocksPLUS       Total Return
                                 Fund               Fund
----------------------------------------------------------
                                       Premium
----------------------------------------------------------
Balance at 04/01/98          $      0           $  3,653
Sales                             102             57,683
Closing Buys                        0                  0
Expirations                       (49)           (25,302)
Exercised                           0               (928)
----------------------------------------------------------
Balance at 03/31/99          $     53           $ 35,106
==========================================================

8. Federal Income Tax Matters

As of March 31, 1999, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws.

        Additionally, the Emerging Markets, Foreign Bond, Global Bond II, High Yield, Long-Term U.S. Government, Low Duration, Municipal Bond, Real Return Bond, Short-Term, StocksPLUS and Total Return Funds realized capital losses and/or foreign currency losses during the period November 1, 1998 through March 31, 1999 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $364, $142,162, $86,050, $12,696,573, $7,314,010, $13,422,023, $754, $5,552, $43,907, $133,965 and $261,458,467,
respectively.

Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                                                 Capital Loss Carryforwards
                                   -----------------------------------------------------
                                       Realized             Acquired
                                         Losses               Losses          Expiration
----------------------------------------------------------------------------------------
Emerging Markets Bond Fund          $   420,637          $         0          03/31/2007
High Yield Fund                               0           48,559,227          03/31/2002
Municipal Bond Fund                       5,734                    0          03/31/2007
Short-Term Fund                         109,956                    0          03/31/2007

Report of Independent Accountants



To the Trustees and Class A, Class B and Class C Shareholders of the
PIMCO Funds:
Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the Emerging Markets Bond Fund, Foreign Bond Fund, Global Bond Fund II, High Yield Fund, Long-Term U.S. Government Fund, Low Duration Fund, Money Market Fund, Municipal Bond Fund, Real Return Bond Fund, Short-Term Fund, StocksPLUS Fund and Total Return Fund (hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and cash flows for the Foreign Bond Fund, Global Bond Fund II, Long-Term U.S. Government Fund, and Real Return Bond Fund and the financial highlights for the Class A, Class B and Class C shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 1999

Federal Income Tax Information
(unaudited)


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 1999) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 1999 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

High Yield Fund         2.91%
Low Duration Fund       1.97%
Total Return Fund       0.18%

For the benefit of shareholders of the Municipal Bond Fund, this is to inform you that 99.00% of the dividends paid by the Fund during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

--------------------------------------------------------------------------------
PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages over $248 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager

Pacific Investment Management Company, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor

PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian

Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI
02940-9688

Independent Accountant

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO, 64105

Legal Counsel

Dechert Price & Rhoads, 1775 Eye Street, Washington, DC, 20006

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective
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PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

PIMCO Funds Shareholder Update
and Annual Report


This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Pacific Investment Management Series.



March 31, 1999

Pacific
Investment
Management
Series

Share Class

D

Foreign Bond

High Yield

Low Duration

Municipal Bond

Real Return Bond

Short-Term

StocksPLUS

Strategic Balanced

Total Return

Total Return Mortgage



                            [GRAPHIC APPEARS HERE]

Before analyzing your PIMCO bond fund portfolio, refresh your knowledge of "Bond Basics" on page 4.

Page 3 Morningstar Names Bill Gross and his Management Team
1998 Fixed-Income Manager of the Year

Page 4 Today's Investor
Bond Basics--a Quick Refresher Course for Investors

Page 6 Market Review

Page 7 Manager Spotlight
Q&A with Bill Gross

Page 8 Fund Spotlight
A More Responsible High Yield Investment

Page 9 In the News

Page 10 Service Update
Preparing for the Year 2000

Page 12 Overview: Comprehensive Fund Family

Page 13 PIMCO Funds Pacific Investment Management Series
Annual Report


                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

Morningstar Names Bill Gross  1998 Fixed-Income Manager of

Bill Gross, Founder and Managing Director of PIMCO and Portfolio Manager of the PIMCO Total Return and Low Duration Funds, and leader of the team that manages the PIMCO Short-Term, StocksPLUS, Moderate Duration and Strategic Balanced Funds has been named 1998 Fixed-Income Manager of the Year by Morningstar.

[GROUP PHOTO APPEARS HERE]

Bill Gross (seated at left) and his management team and his Management Team the Year


Overall Morningstar Ratings as of 3/31/99 for Bill Gross' Funds

Fund Name                  Objective                                        Primary Portfolio Composition         Morningstar Rating


PIMCO Total Return Fund    Maximum total return                             Intermediate-term, investment-grade         *****
                                                                            bonds (3-6 year duration)

PIMCO Low Duration Fund    Maximum total return                             Shorter-term, investment-grade bonds        *****
                                                                            (1-3 year duration)

PIMCO Short-Term Fund      Maximum current income consistent with           Money market securities and short-term      *****
                           preservation of capital and daily liquidity      bonds (up to 1 year duration)

PIMCO StocksPLUS Fund      Total return exceeding the S&P 500 Index         S&P 500 stock index futures                 *****
                                                                            backed by a portfolio of short-term,
                                                                            fixed-income securities

Established in 1987, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus, and the commitment to shareholders necessary to deliver outstanding long-term performance. The award is bestowed on fund managers in only three categories: Domestic Equity, Fixed-Income, and International.

Morningstar (1/99) lauded Bill Gross for distinguishing PIMCO "by building a fixed-income management process that blends discipline and flexibility." Morningstar explained that PIMCO's investment committee, led by Bill Gross, was able to aggressively take advantage of declining interest rates but was also able to shelter shareholders from losses by taking a more defensive position when needed.

Two of the PIMCO Funds managed by Bill Gross were highlighted by Morningstar--PIMCO Total Return Fund, which has ranked in the top half of its category for 11 consecutive years, and PIMCO Low Duration Fund, which has also been a strong performer.

Morningstar (1/99) commended Gross for his acumen and independence: "Making small, selective plays on undervalued sectors, such as foreign bonds, high-yield and adjustable rate mortgages, PIMCO has gained an edge with its flexibility. In contrast, many bond managers either limit returns by sticking with overly narrow segments of the market or take on excessive risk by loading up on lower-quality issues such as high-yield bonds."



Past performance is not indicative of future results.

PIMCO StocksPLUS Fund rated among 2,947 domestic equity funds. PIMCO Total Return, Low Duration and Short-Term Funds rated among 1,521 taxable bond funds. See page 9 for more details.

Morningstar rankings for the PIMCO Total Return Fund are based on the funds in the Morningstar Intermediate-Term Bond category. It reflects funds tracked by Morningstar that invest in intermediate-term bonds. It does not take into account sales charges and is based on total return. Total Return Institutional was ranked 14/522, 7/251 and 1/87 for the 1-, 5- and 10-year periods ended 3/31/99, respectively. Class A shares were ranked 20/522 for the 1-year period ended 3/31/99. Since Class A shares were first offered in January 1997, they have not yet been ranked for longer periods.

The Bond Market

Bond Basics--a Quick Refresher Course for Investors

Today's Investor

[GRAPHIC APPEARS HERE]

Sometimes it may seem as if bonds inhabit a parallel universe, where good economic news is bad news, where prices go up and yields go down, interest rates rise and prices fall. But it's not as confusing as you might think. Once you brush up on a few facts, you'll find the strange world of bonds actually starts to make sense.

Here's a brief review of some of the basics so you'll be better informed about your investments. Given the volatility of today's stock market, this just might be the right time to take a fresh look at how bonds fit into your portfolio mix.

An IOU with interest

When a bond issuer borrows your money, it undertakes to pay you interest, usually at specific intervals, and then to repay the original sum after a predetermined period of time. In bond-lingo, the value of your bond as originally issued is its principal, face value or par value. The interest you receive is called the coupon or coupon rate, and the date on which a bond is payable is called its maturity.

Never take a bond at face value

Face value and price are not necessarily the same. While face value won't vary, a bond's price will change as general interest rates go up or down. Here's why:
Say you buy a $10,000 bond paying 5% interest with a maturity of 20 years. Five years later, you decide to sell the bond, but now the interest rate for new bonds is 7%. A bond paying 5% will be a hard sell when bonds paying 7% are easily available. To sell your bond, you'll have to discount its asking price to below face value. If, instead, interest rates have fallen when you decide to sell, say to 3%, your 5% bond will look pretty good. You'll be able to sell it at a premium (for more than its face value).

Interest Rates and Bond Prices Move in Opposite Directions

When interest rates fall, bond prices rise, and vice versa.

[GRAPHIC APPEARS HERE]

Yield, coupon rate and price

Yield, it's important to remember, is not the same as coupon rate, unless the price you paid for a bond is the same as its face value. Yield, or current yield, is the return you actually earn, based on the price you paid and the interest rate you receive. Unlike the coupon rate, yield fluctuates with a bond's price. As the price falls, the yield rises, and vice versa.

How To Calculate Current Yield

To figure out your bond's current yield, simply divide its coupon rate by its price:

              Coupon Rate / Purchase price = Current Yield

                   8%     /     $1,000     =      8%
                   8%     /     $  500     =     16%

A bond's yield to maturity, however, is often considered a truer gauge of its value. It tells you the entire return you'll receive if you keep your bond until maturity, including all interest payments and any principal gains or losses.

Where bonds come from

Bonds are issued by a variety of institutions to raise capital for specific undertakings. The federal government sells bonds through the Treasury to finance national debt. Some U.S. government agencies sell bonds, such as the mortgage-backed bonds issued by the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). State and municipal governments issue bonds (munis) to finance public projects, and corporations sell them to pay for long-term enterprises, such as building offices or buying equipment. Investors can also purchase bonds issued by foreign governments and corporations.

How creditworthy is it?

A bond's quality, or credit risk, depends on who issues it and how likely they will be to make interest payments and, ultimately, to repay the debt. U.S. Treasury bonds are considered the highest quality--free of credit or default risk--because they are backed by the "full faith and credit" of the U.S. government. At the other end of the spectrum are high yield corporate bonds, so called because they offer higher returns to compensate investors for the greater risks they entail. They are often called "junk bonds" because their issuers lack long track records or have uncertain credit strength.

Most corporate bonds are rated on the basis of their credit risk by independent bond rating agencies, such as Moody's and Standard & Poor's. The lower the rating, the more risk and, generally speaking, the higher the return potential.

Bond Credit Ratings

                                       Moody's      Standard & Poor's
                                       Rating       Rating
Investment Grade Bonds
--------------------------------------------------------------------------------
Highest quality                        Aaa          AAA
High quality                           Aa           AA
Good quality                           A            A
Medium quality                         Baa          BBB

High Yield Bonds
--------------------------------------------------------------------------------
Less speculative                       Ba           BB
Speculative                            B            B
More speculative                       Caa          CCC
Highly speculative                     Ca           CC
In default                             -            D
Not rated                              N            N

Risk and maturity

Bonds are also classified by their maturities. Short-term bonds mature in less than three years, long-term bonds in more than 10 years, and intermediate-term bonds somewhere in between. In general, the longer the maturity, the greater the risk, and the higher the coupon rate. We've already seen that longer maturities increase interest rate risk. Another risk that increases over time is call risk. Some bonds may be called by their issuer, i.e. redeemed before they mature. This can happen when interest rates fall below the coupon rate. If a bond is called, bond holders have to reinvest their money in a lower interest rate environment, therefore reducing yield. Prepayment risk is similar, but relates to mortgage-backed bonds such as Fannie Maes. As interest rates fall, many homeowners will refinance and pay their mortgages off, which means the bonds backing those mortgages will be paid off before maturity.

Longer-term bonds are also subject to inflation risk. Inflation is often the result of a hyperactive economy, and can lead, in turn, to higher interest rates. Because rising interest rates depress bond prices, the bond markets tend to react negatively to news of a booming economy. That's why good news can be bad news in the world of bonds.

Maturity is one way to assess a bond's price sensitivity to interest rate changes. But maturity only measures time. Duration is considered by many to be a more accurate tool for managing interest rate risk because it incorporates yield, interest payments, final maturity and call features into one measurement. Like maturity, duration is stated in terms of years. So if you're investing for a specific purpose, you should look for a bond investment with a duration that matches your time horizon.

Bonds or bond mutual funds?

Investing in a bond mutual fund rather than directly in bonds can help reduce exposure to many of these risks. A bond fund offers instant diversification which lessens the risks associated with holding a single investment. Bond funds also offer the benefit of active, professional investment management and the lower trading costs fund managers can often negotiate. Finally, shares in a bond fund are simpler to buy and sell than individual bonds, and performance can be easily tracked.

Don't forget total return

When assessing the value of your investment, whether an individual bond or a bond mutual fund, make sure to consider total return. Total return is a more accurate measure of value because it comprises both yield and capital appreciation. By seeking income alone, you may limit your return potential and even increase risk.

All of these factors will help you evaluate a bond investment and the degree to which it fits with your financial objectives and your tolerance for risk. Bond investments have an important role to play in a well-diversified portfolio.

Duration, Interest Rates and Price

Duration represents the approximate percentage change in a bond's price for a 100-basis point (1%) change in interest rates.

        If a bond has a duration of 6 years

        Interest rates drop     1%     value rises     6%
        Interest rates rise     1%     value drops     6%

Bond Market
Real Rates Remain High

[LINE GRAPH APPEARS HERE]

                 30-Year U.S. Treasury Rates
                 ---------------------------
03/06/1998                 6.02
03/13/1998                 5.89
03/20/1998                 5.89
03/27/1998                 5.96
04/03/1998                 5.80
04/10/1998                 5.88
04/17/1998                 5.88
04/24/1998                 5.95
05/01/1998                 5.93
05/08/1998                 5.98
05/15/1998                 5.97
05/22/1998                 5.90
05/29/1998                 5.80
06/05/1998                 5.79
06/12/1998                 5.66
06/19/1998                 5.67
06/26/1998                 5.63
07/03/1998                 5.60
07/10/1998                 5.63
07/17/1998                 5.75
07/24/1998                 5.69
07/31/1998                 5.71
08/07/1998                 5.63
08/14/1998                 5.54
08/21/1998                 5.43
08/28/1998                 5.34
09/04/1998                 5.29
09/11/1998                 5.23
09/18/1998                 5.15
09/25/1998                 5.11
10/02/1998                 4.84
10/09/1998                 5.11
10/16/1998                 4.98
10/23/1998                 5.18
10/30/1998                 5.16
11/06/1998                 5.39
11/13/1998                 5.25
11/20/1998                 5.22
11/27/1998                 5.16
12/04/1998                 5.04
12/11/1998                 5.02
12/18/1998                 5.00
12/25/1998                 5.22
01/01/1999                 5.09
01/08/1999                 5.27
01/15/1999                 5.11
01/22/1999                 5.08
01/29/1999                 5.09
02/05/1999                 5.35
02/12/1999                 5.42
02/19/1999                 5.39
02/26/1999                 5.57
03/05/1999                 5.59
03/12/1999                 5.52
03/19/1999                 5.56
03/26/1999                 5.60
04/01/1999                 5.59

Source : Bloomberg


In our last annual report we projected that inflation would remain low and that the real rate of return on bonds would remain high. Inflation over the past six months has remained low. Even though bond prices fell over the past six months, they remain a relatively attractive opportunity given the low inflation scenario.

Last summer's flight to quality, started by Russia's collapse, reversed course towards the end of the year as hopes for stability returned to the global financial markets. In particular, Treasury securities lost appeal as a safe haven as investors returned to other sectors of the bond market and to the stock market. Brazil's surprise devaluation did not prompt the same flight to quality that the market had previously experienced.

At the beginning of this year, stronger than expected economic growth and concern that the Federal Reserve might reverse policy sent bond prices lower again, as investors feared that higher inflation was on the horizon. While Treasuries lagged, other sectors of the bond market outperformed. Investment grade corporate and high yield bonds did better on hopes that domestic economic strength would continue, and municipal bonds rose as investors took advantage of their relatively attractive yields. Looking ahead, we see the current U.S. economic expansion continuing, but at a slower rate as consumer spending retreats from its currently unsustainable pace. The Federal Reserve will likely maintain a neutral stance in the face of a moderating economy, subdued inflation, and relatively calm global financial markets.

In this environment, the bond market is likely to remain stable, with interest rates moving within a relatively tight range. Short-term, bond yields could move to the lower end of this range as the bond market anticipates a slower economy. Long-term, with the bull market for bonds relatively over, lower interest rate volatility will make securities that provide incremental yield attractive to bond investors.


Stock Market
The Bull Keeps Charging

[LINE GRAPH APPEARS HERE]

                    S & P 500 Index
                    ---------------
03/06/1998               1,056
03/13/1998               1,069
03/20/1998               1,099
03/27/1998               1,095
04/03/1998               1,123
04/10/1998               1,111
04/17/1998               1,123
04/24/1998               1,108
05/01/1998               1,121
05/08/1998               1,108
05/15/1998               1,109
05/22/1998               1,110
05/29/1998               1,091
06/05/1998               1,114
06/12/1998               1,099
06/19/1998               1,101
06/26/1998               1,133
07/03/1998               1,146
07/10/1998               1,164
07/17/1998               1,187
07/24/1998               1,141
07/31/1998               1,121
08/07/1998               1,089
08/14/1998               1,063
08/21/1998               1,081
08/28/1998               1,027
09/04/1998                 974
09/11/1998               1,010
09/18/1998               1,020
09/25/1998               1,045
10/02/1998               1,003
10/09/1998                 984
10/16/1998               1,056
10/23/1998               1,071
10/30/1998               1,099
11/06/1998               1,141
11/13/1998               1,126
11/20/1998               1,164
11/27/1998               1,192
12/04/1998               1,177
12/11/1998               1,166
12/18/1998               1,188
12/25/1998               1,226
01/01/1999               1,229
01/08/1999               1,275
01/15/1999               1,243
01/22/1999               1,225
01/29/1999               1,280
02/05/1999               1,239
02/12/1999               1,230
02/19/1999               1,239
02/26/1999               1,238
03/05/1999               1,275
03/12/1999               1,295
03/19/1999               1,299
03/26/1999               1,283
04/01/1999               1,294


Source: Bloomberg

The stock market has had a strong year, in spite of the fact that it hit a speed bump in the third quarter of 1998. Interest rate cuts and a strong economy ensured that the market continued to rise after this setback, with the Dow reaching the historic 10,000 mark in the first quarter of 1999. For the year ended March 31, 1999, the stock market, as measured by the S&P 500 Index, gained 18.5%.

However, these gains were not felt by all of the market. In fact, the market this year was characterized by narrowness, as only the largest of the large-cap growth stocks saw strong performance. In fact, the disparity in performance between large-cap growth-oriented stocks and small-cap value-oriented stocks has never been greater in the more than 20 years that Morningstar has tracked such data.

The market was led in large part this year by technology issues. Despite concerns about overvaluation, technology stocks--and especially Internet stocks--continued their ascent to new highs. Many technology companies have been expanding quickly and, in recent years, have offered investors enormous growth opportunities, which explains their continued popularity. Positive earnings outlooks and an increased need for technology have also fueled these advances.

Conversely, relatively undervalued issues--known as "value stocks" as well as small-cap issues, did not partake in the stock market's record rise this year. Investors ignored dividends in their quest for greater growth, and value stocks suffered as a result. In addition, investors favored more liquid, large-capitalization stocks, avoiding smaller, less liquid issues.

Looking ahead, we continue to be cautiously optimistic about the stock market. While we believe there is a strong possibility of an earnings slow-down in the coming year, we believe it will not push the market into negative territory but only temper it. In such an atmosphere, stock selection will be of utmost importance, and we believe that many attractive opportunities still exist.

The Bond Market
Headline

[PHOTO APPEARS HERE]

Managing Director and Portfolio Manager
Q&A with Bill Gross


Manager
Spotlight


Bill Gross is a Managing Director and one of the founders of PIMCO. He is also the portfolio manager of the PIMCO Total Return and Low Duration Funds, and is leader of the team that manages a number of PIMCO Funds including the Short-Term , StocksPLUS, and Strategic Balanced Funds. Mr. Gross' views on the financial markets are regularly featured in The Wall Street Journal, Barron's, Money magazine and The New York Times. We recently spoke with him regarding his latest outlook for the economy and the bond market.

Q: The bond market backed up in the first quarter of 1999. What happened?

A: Interest rates rose across all maturities as evidence of U.S. economic strength heightened concern that the Federal Reserve would raise interest rates to forestall a resurgence in inflation. Investors reacted to surprisingly strong economic news, including robust consumer spending and housing activity. Federal Reserve Chairman Alan Greenspan added to the concern when he spoke of the need to evaluate whether last year's three interest rate cuts remain "appropriate" in light of the economy's performance.

In addition, the turmoil in Brazil, caused by their surprise decision to devalue their currency in January, did not generate the same flight to quality rally that the Treasury market experienced last summer when Russia collapsed. In fact, since the end of September, other segments of the bond market, like municipals and corporates, have done better than Treasuries as yield spreads began to shrink back to historical norms.

Q: Is the bull market for bonds over?

A: Yes, I think the end of the historic 18-year bull run ended when long-term Treasuries fell to 43/4% last fall. I don't see us entering a new bull market phase anytime soon, although in the near-term yields could decline a bit as the bond market anticipates a slower economy.

Q: Do you think the economy will remain strong in 1999?

A: I expect the current U.S. expansion to continue, albeit at a more moderate pace than in the fourth quarter of 1998 or the past year as a whole. Consumer and investment spending will remain positive for the economy, though growth of each will slow from current high levels. Consumers, confident in the face of low unemployment and stock market gains, have recently dipped into savings to finance purchases. We believe this trend is not sustainable and that consumption will slow as savings return to more normal levels. Investment spending will grow at a slower pace because capacity utilization remains relatively low and provides less incentive to make investments.

Q: What is your outlook for inflation?

A: Last year I was quite concerned about the risk of deflation, or falling prices, here in the U.S. Although I think the risks of a dangerous deflationary spiral in the U.S. have subsided, many parts of the world, including Japan, are still fighting its effects on their economies.

Going forward, there is nothing on the horizon that suggests rising prices anytime soon.

Q: Given your economic outlook, what will happen to interest rates?

A: The Federal Reserve will likely maintain a neutral stance in the face of moderate growth, subdued inflation, and relatively calm global financial markets. I think, given these circumstances, we may be entering a period where interest rates remain stable and range-bound. In this environment interest rate volatility will decline.

Q: Given this outlook, where do you see opportunities over the next six months?

A: Looking ahead, strategies and securities that provide incremental yield will be very important to portfolio performance. Therefore, we will target duration near the benchmark and focus on adding value by maximizing yield without adding significant risk. We will continue to own mortgages as one prudent way of doing this.

Past performance is no guarantee of future results. The views of Mr. Gross are not indicative of the past or future performance of any PIMCO Fund.

PIMCO High Yield Fund
A More Responsible High Yield Investment

Fund
Spotlight

At first glance, "responsible" and "high yield" may seem to be a contradiction in terms. After all, high yield is synonymous with greater risk. However, there is a high yield option that can offer the higher return potential you'd expect from such an investment with less risk exposure--PIMCO High Yield Fund.

High yield performance

The Fund's 1998 performance confirmed that it's different from most competitive funds. It returned +6.2% in contrast to the Lipper High Yield Fund Average, which lost 0.4%. Nearly half of the 246 high yield funds tracked by Lipper posted negative returns.

[GRAPHIC APPEARS HERE]

High Yield Fund's long-term record is equally strong. Since inception, its average annual return is 11.3%, exceeding the overall high yield market (as measured by the Lehman Intermediate BB rated Corporate Index). It has also outperformed its peers over the 1-, 3-, 5- year and since inception periods ended March 31, 1999. All of this has earned the Fund Morningstar's overall 5H rating as of March 31, 1999 among 1,521 taxable bond funds. (See page 9 for more details.)

Less relative risk

The Fund has produced these impressive returns with less relative risk than many other high yield funds. In fact, for the 5-year period ended March 31, 1999 PIMCO High Yield Fund has the second lowest risk rating and the second highest return rating among 96 similar funds tracked by Morningstar. (See page 27 for more details.) Notably, since the Fund's inception, it has only had one of its holdings default, compared to 198 defaults for the overall high yield market.

Attractive Risk/Reward Tradeoff
PIMCO High Yield Fund versus competitive funds average (3/94-3/99)

[GRAPHIC APPEARS HERE]

Past performance is no guarantee of future results. Results for other periods may vary. "Competitive funds" are all high yield funds tracked by Morningstar. Plot points represent Morningstar risk and return ratings for all high yield funds (distinct portfolios only) tracked by Morningstar for the 5-year period ended 3/31/99. See page 27 for footnotes, which contain additional information.


A proven investment process

The key to PIMCO High Yield Fund's outstanding performance record and relatively lower risk has been its strict adherence to these principles:

 . Focus on higher quality--PIMCO High Yield Fund attempts to control risk by targeting the upper- and middle-tier credit qualities of the high yield market, rather than the most speculative lower-tier.

 . Diversification--The Fund further reduces risk by investing in a wide variety of industries and issues. PIMCO's expertise across all sectors of the bond market allows the Fund to invest in mortgage and international issues which are not usually considered for high yield investments.

 . Extensive research--The Fund manager and his research team conduct exhaustive credit research, relying heavily on independent analysis, not just on rating agencies.

 . Total return philosophy--The Fund's emphasis on total return (income plus capital appreciation) distinguishes it from its high yield peers, which tend to concentrate on income alone. Capital appreciation has made up 18% of the Fund's total return since inception.

Fixed-income expertise

The Fund is managed by Ben Trosky. Mr. Trosky is a PIMCO Managing Director and a Chartered Financial Analyst with 18 years of investment experience.

By investing in PIMCO High Yield Fund rather than directly in bonds, you can secure the benefits of high yield bonds with less relative risk. But all high yield investments carry more credit risk than investment-grade bonds, so it's important to view this Fund as a longer-term investment.

To learn more about PIMCO High Yield Fund, call 1-888-87-PIMCO or visit our Web site at www.pimcofunds.com.

In the News

Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:

 . The Baron of Bonds Bill Gross made the cover of the Barron's (2/8/99) Mutual Fund Section where he was referred to as the "Baron of Bonds" and was described as a "fixed income phenomenon" in recognition of his management of PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds.

In addition, The Wall Street Journal (2/9/99) described Bill Gross as "a rare bond-fund star. He has consistently bet the right direction of interest rates in recent years, leading to outperformance by his big PIMCO bond funds."

 . PIMCO StocksPLUS Fund Makes Money The March issue of Money did a story on enhanced index funds, citing PIMCO StocksPLUS as "having delivered, beating the S&P 500 by an annual average of 0.8 percentage points over the past five years."

 . The Risk Reward Continuum In a Los Angeles Times (1/26/99) story on the junk bond market, PIMCO High Yield made the paper's short list of high yield bond funds exhibiting a combination of high return and low risk based on their screening parameters. The paper praised the Fund's manager, "Despite Ben Trosky's play-it-safe approach--recently, 50% of the fund was in BB-rated debt and 10% was in investment-grade bonds--this fund still beat more than 97% of it's peers in 1998."

 . An Innovative Story The PIMCO Innovation Fund and its portfolio manager, Dennis McKechnie, have been highlighted recently in numerous print and television medium. Research Magazine (2/99) and The Orange County Register (3/99) featured Mr. McKechnie, his philosophy and the Fund's outstanding performance. And, CNBC, Bloomberg TV and PBS' Dollar Signs have interviewed Dennis regarding his outlook for the technology sector and how he works that forecast into the Innovation Fund's portfolio strategy.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of March 31, 1999.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS                Overall      3 Year      5 Year     10 Year
--------------------------------------------------------------------------------
StocksPLUS                       *****        5           5          -
Innovation                       *****        5           -          -
Capital Appreciation             ****         4           4          -
Renaissance                      ****         4           4          3

--------------------------------------------------------------------------------
BOND FUNDS                       Overall      3 Year      5 Year     10 Year
--------------------------------------------------------------------------------
Short-Term                       *****        5           5          4
Low Duration                     *****        5           5          5
Total Return                     *****        5           4          5
High Yield                       *****        5           5          -
Foreign Bond                     *****        5           5          -

The chart above is based on March 31, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,947, 1,810 and 743 domestic equity funds and 1,521, 1,048 and 371 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Renaissance and Innovation, ratings are based on institutional class shares. Class D shares, which were initially offered on April 1998, have not yet been rated by Morningstar. Had Class D shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class D shares' higher expenses. Renaissance ratings are based on Class C shares. Innovation rating based on Class A shares. Other ratings may vary. 5-star ratings are limited to the top 10% of funds in an investment category; the next 22.5% earn 4 stars, and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available.
Call for details.

Introducing: PIMCO Tax-Efficient Equity Fund


Service
Update


For the past several years, the press has trumpeted the positive aspects of index funds. However, index funds lack active management, which can have negative implications. PIMCO Tax-Efficient Equity Fund offers investors the opportunity to invest in an enhanced index fund with an important plus: active tax management.

Seeking to Outperform the Index

The Fund is managed by Dr. David Stein, a Ph.D. from Harvard in Applied Mathematics. In an attempt to closely track the movement of the S&P 500 Index, Dr. Stein employs his proprietary quantitative stock selection model--the same model the manager uses to privately manage portfolios for endowments, trusts and high net worth individuals. He also employs a number of enhanced tax managment techniques, such as tax-lot accounting, tax-loss matching and harvesting, and low turnover.

The Added Benefit of Tax Efficiency

It's easy to lose sight of investment taxes in a land of high annual returns. But if the stock market slows down in 1999, as some experts predict, after-tax perform-ance could become a major issue--and a sore spot for investors.

As its name implies, PIMCO Tax-Efficient Equity Fund is a tax-sensitive fund. Every portfolio transaction is closely analyzed with an eye toward minimizing taxes. The Fund uses a variety of techniques to achieve this goal.

 . Low Turnover The manager seeks to hold securities for 5-10 years. This leads to extremely low portfolio turnover and deferred capital gains.

 . Low-Dividend Bias The manager favors low-dividend paying stocks and stocks that do not pay any dividends.

 . Tax-Loss Matching and Harvesting The manager attempts to match realized losses with gains to effectively negate tax consequences. When practical, an "inventory" of losses is maintained to offset gains in the portfolio. For additional information on PIMCO Tax-Efficient Equity Fund, please call us at 1-888-87-PIMCO.


Preparing for the Year 2000


There has been much written about the potential pitfalls associated with the Year 2000--or Y2K. We would like to take this opportunity to provide you with an update on how PIMCO Funds Distributors LLC is addressing this issue.

The firm is implementing its Year 2000 preparedness plan. This plan has been reviewed and approved by upper management and the firm's management board. The plan includes awareness, inventory, assessment, implementation, testing and contingency planning. This includes a compliance review of the Y2K preparedness of all our major external business partners. Based on our review and analysis of the situation, we believe we have allocated necessary staffing and funding for the project.

We expect all our internal systems to be tested in advance of the Year 2000.

Portfolio Implications

Investment analysts and portfolio managers are aware of the Year 2000 risk.

Due to the pervasive and world-wide nature of the Year 2000 problem, PIMCO cannot guarantee that its operations will be unaffected by Y2K or that no losses will be incurred by clients. However, PIMCO believes that its Year 2000 efforts are reasonably designed to meet these goals.

If you have any questions regarding our Year 2000 preparedness, please write to us at PIMCO Advisors Y2K Project, 800 Newport Center Drive, Newport Beach, CA 92660. This is a Year 2000 readiness disclosure.

What's new @ www.pimcofunds.com
Access Your PIMCO Funds Account On-line

If you've visited the PIMCO Funds Web site, you know that we provide "one-stop" access to the most timely and complete information available on all of the PIMCO Funds.

                   [GRAPHIC OF COMPUTER SCREEN APPEARS HERE]

Once you've received your Personal Identification Number (PIN), you can access your account--simply, securely, whenever you want.

There's always room for improvement, however, and so we are pleased to announce an enhancement to the site that will make it even more useful.

Now, access your account--securely--on-line. Shareholders with direct accounts are now able to access their accounts on-line. A direct account is an account where the shareholder receives statements directly from PIMCO Funds.

To access your account, click on "My PIMCO Funds Account" on the site's Home page. This link brings you to a page where you will enter your PIN (Personal Identification Number) and Social Security number.

*You may also elect to use the system if your browser supports 40-bit encryption.

Your PIMCO Funds Customer Service Representative can provide you with a temporary PIN over the phone. Call 1-888-87-PIMCO, Mon.-Fri., 8:00am-8:00pm ET.

We know how important your privacy is, so we've employed 128-bit encryption--the highest level available on the Internet. If your Web browser does not support this level of encryption, you will get a message indicating your browser needs to be upgraded.* Simply follow the links provided for information on how to download a browser that meets our security requirements.

Once you gain access to your account, you'll be able to:

 . view your current account balance (both for individual funds and your account total)
 . check recent transactions
 . see cumulative distributions for both the current and previous year (such as dividends and capital gains)
 . change your PIN.

Also, remember the site features "My Portfolio," which enables you to track the market value of your entire investment portfolio--PIMCO Funds as well as other funds, stocks, futures and options holdings.

If you have any comments or questions about the site, please call us today at 1-888-87-PIMCO. Or use the e-mail feature of the site to contact us.

                   [GRAPHIC OF COMPUTER SCREEN APPEARS HERE]

View your account balance, check recent transactions and see all your distributions--all on the PIMCO Funds Web site.

The PIMCO Funds Family

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages over $248 billion, including assets for 46 of the 100 largest U.S. corporations.

The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-888-87-PIMCO.

                     Fund Name                  Objective                     Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------

Blend                Capital Appreciation       Growth of capital             Stocks of larger-capitalized companies the manager
Stock Funds                                                                   believes are reasonably priced

                     Mid-Cap Growth             Growth of capital             Stocks of medium-capitalized companies the manager
                                                                              believes are reasonably priced
------------------------------------------------------------------------------------------------------------------------------------

Value                Equity Income              Current income and            Stocks of companies with below-average P/Es
Stock Funds                                     long-term growth              and above-average dividends

                     Renaissance                Long-term growth of           Stocks with below-average valuations
                                                capital and income

                     Value                      Long-term growth of           Stocks of companies with below-average P/Es
                                                capital and income
------------------------------------------------------------------------------------------------------------------------------------

Enhanced Index       Tax-Efficient Equity       Maximum after-tax             Stocks of larger-capitalized companies
Funds                                           growth of capital

                     StocksPLUS                 Total return exceeding the    S&P 500 stock index futures backed by a portfolio of
                                                S&P 500 Index                 short-term, fixed-income securities

                     Strategic Balanced         Maximum total return          Securities eligible for purchase by the PIMCO
                                                                              StocksPLUS and Total Return Funds
------------------------------------------------------------------------------------------------------------------------------------

Sector Related       Innovation                 Capital appreciation          Stocks of technology-related companies
Stock Funds

------------------------------------------------------------------------------------------------------------------------------------

Short Duration       Short-Term                 Maximum current income        Money market securities and short-term bonds
Bond Funds                                      consistent with               (up to 1 year duration)
                                                preservation of capital and
                                                daily liquidity

                     Low Duration               Maximum total return          Shorter-term, investment-grade bonds (1-3 year
                                                                              duration)
------------------------------------------------------------------------------------------------------------------------------------

Intermediate         Total Return               Maximum total return          Intermediate-term, investment-grade bonds
Duration Bond Funds                                                           (3-6 year duration)

                     Total Return Mortgage      Maximum total return          Intermediate-term, investment-grade mortgage-related
                                                                              securities
------------------------------------------------------------------------------------------------------------------------------------

International        Foreign Bond               Maximum total return          Investment-grade foreign bonds (3-7 year duration)
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------

High Yield Bond      High Yield                 Maximum total return          High-yield bonds (2-6 year duration)
Funds
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt           Municipal Bond             High current income exempt    Investment-grade municipal bonds (3-10 year duration)
Bond Funds                                      from federal taxes,
                                                preservation of capital
------------------------------------------------------------------------------------------------------------------------------------

Inflation-Indexed    Real Return Bond           Maximum total return          Inflation-adjusted government bonds
Bond Funds

For more information on the risks associated with these Funds, see page 25.

Pacific Investment Management Series


PIMCO Funds Annual Report


Dear Fellow Shareholder:

The past 12 months have been an eventful time. While domestic political tensions have slowly diffused, on the international front the U.S. embarked with its NATO allies on a difficult military mission in the Balkans. So far that situation has had little impact on the markets, but all eyes are upon it.

Meanwhile, the U.S. economy has continued to expand while inflation has remained exceptionally low. Against this backdrop, both stocks and bonds have done well. The stock market maintained its upward momentum, even after the volatile third quarter of 1998, with most of the major indices heading into record territory by the end of the first quarter of this year. 1998 saw the U.S. bond markets flourish, hitting record levels of activity in the primary markets.

On a more microcosmic level, the past 12 months have been eventful at PIMCO Funds too. The Funds in our Pacific Investment Management Series have continued to excel, with relative strong performance experienced in all of our domestic and foreign portfolios. The year culminated with the news that Morningstar had named Bill Gross and his team Fixed Income Manager of the Year. Another milestone followed when Total Return Fund (managed by Mr. Gross) topped the $25 billion mark, making it the largest bond fund in the world, and the only bond fund on the select list of the 25 biggest mutual funds in America (Source:
Bloomberg).

Within this Annual, you'll find detailed fund information and financial highlights. As always, we appreciate the trust you have placed in us through your investments. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
April 23, 1999

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Funds: Pacific Investment Management Series Funds as of March 31, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 15-25  Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages  26-72  Schedule of Investments

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of March 31, 1999, including the number of shares or principal amount and value as of that date.

                                                              Schedule of
Fund Name                          Fund Summary               Investments

Foreign Bond Fund                  Page 15                    Page 26
High Yield Fund                    Page 16                    Page 30
Low Duration Fund                  Page 17                    Page 35
Municipal Bond Fund                Page 18                    Page 41
Real Return Bond Fund              Page 19                    Page 44
Short-Term Fund                    Page 20                    Page 46
StocksPLUS Fund                    Page 21                    Page 48
Strategic Balanced Fund            Page 22                    Page 51
Total Return Fund                  Page 23                    Page 54
Total Return Mortgage Fund         Page 24                    Page 72

Pages 73  Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 74-75 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's class-level NAVs per share by dividing the Fund's class-level net assets (assets minus liabilities) by the number of class-level shares outstanding.

Pages 76-77 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 78-80  Statements of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 81  Statements of Cash Flow
For certain Funds that employ leveraging in the investment strategy, this reports the increase or decrease in a Fund's cash balance during the reporting period. Changes in cash balances are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 82-86 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

PIMCO Foreign Bond Fund

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

PORTFOLIO:

Primarily investment grade foreign bonds.

DURATION RANGE:

3-7 years

FUND INCEPTION DATE:

12/3/92

TOTAL NET ASSETS:

$621 million

PORTFOLIO MANAGER:

Lee Thomas


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                       D Shares       Lipper Intl.      J.P. Morgan
                                      Income Fund       Non-U.S.
                                      Average           Index (Hedged)
--------------------------------------------------------------------------------
1 year                  7.5%          7.2%              10.6%
3 years                12.2%          5.6%              12.2%
5 years                10.9%          6.6%              10.7%
Inception              10.5%           --                 --

Change in Value
$10,000 invested at the Fund's inception

                                             J.P. Morgan
MONTH                       PIMCO             Non-U.S.
                          Foreign D             Index
12/31/92                   10,000              10,000
01/31/93                   10,079              10,091
02/28/93                   10,297              10,274
03/31/93                   10,332              10,280
04/30/93                   10,328              10,281
05/31/93                   10,417              10,338
06/30/93                   10,660              10,549
07/31/93                   10,824              10,667
08/31/93                   11,083              10,889
09/30/93                   11,123              10,936
10/31/93                   11,284              11,082
11/30/93                   11,312              11,159
12/31/93                   11,590              11,390
01/31/94                   11,601              11,333
02/28/94                   11,290              11,078
03/31/94                   11,089              10,977
04/30/94                   10,981              10,899
05/31/94                   10,816              10,779
06/30/94                   10,613              10,669
07/31/94                   10,675              10,739
08/31/94                   10,566              10,636
09/30/94                   10,580              10,645
10/31/94                   10,617              10,687
11/30/94                   10,770              10,838
12/31/94                   10,696              10,813
01/31/95                   10,764              10,931
02/28/95                   10,831              11,072
03/31/95                   10,834              11,297
04/30/95                   11,095              11,477
05/31/95                   11,527              11,854
06/30/95                   11,453              11,814
07/31/95                   11,667              11,963
08/31/95                   11,885              12,067
09/30/95                   12,051              12,258
10/31/95                   12,248              12,395
11/30/95                   12,725              12,667
12/31/95                   12,909              12,785
01/31/96                   13,222              12,939
02/29/96                   12,936              12,787
03/31/96                   13,142              12,893
04/30/96                   13,456              13,047
05/31/96                   13,503              13,136
06/30/96                   13,651              13,245
07/31/96                   13,780              13,345
08/31/96                   14,113              13,522
09/30/96                   14,504              13,810
10/31/96                   14,858              14,038
11/30/96                   15,213              14,319
12/31/96                   15,289              14,339
01/31/97                   15,528              14,518
02/28/97                   15,607              14,611
03/31/97                   15,407              14,533
04/30/97                   15,546              14,690
05/31/97                   15,622              14,767
06/30/97                   15,931              15,018
07/31/97                   16,162              15,257
08/31/97                   16,091              15,275
09/30/97                   16,434              15,545
10/31/97                   16,237              15,645
11/30/97                   16,451              15,757
12/31/97                   16,686              15,962
01/31/98                   16,922              16,174
02/28/98                   17,072              16,318
03/31/98                   17,280              16,464
04/30/98                   17,336              16,548
05/31/98                   17,476              16,774
06/30/98                   17,560              16,847
07/31/98                   17,834              17,003
08/31/98                   17,686              17,338
09/30/98                   18,086              17,749
10/31/98                   17,706              17,722
11/30/98                   18,032              17,914
12/31/98                   18,279              17,892
01/31/99                   18,648              18,114
02/28/99                   18,460              17,993
03/31/99                   18,567              18,207

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                              1%
--------------------------------------------------------------------------------
1-5 years                                                                  41%
--------------------------------------------------------------------------------
5-10 years                                                                 43%
--------------------------------------------------------------------------------
10-20 years                                                                 2%
--------------------------------------------------------------------------------
20-30 years                                                                13%
--------------------------------------------------------------------------------
Duration                                                             5.9 years
--------------------------------------------------------------------------------

Top 10 Countries
--------------------------------------------------------------------------------
United States                                                            34.4%
--------------------------------------------------------------------------------
Japan                                                                    11.7%
--------------------------------------------------------------------------------
United Kingdom                                                            9.4%
--------------------------------------------------------------------------------
Italy                                                                     7.5%
--------------------------------------------------------------------------------
Germany                                                                   5.9%
--------------------------------------------------------------------------------
Canada                                                                    5.0%
--------------------------------------------------------------------------------
Supranational                                                             4.7%
--------------------------------------------------------------------------------
Sweden                                                                    3.4%
--------------------------------------------------------------------------------
Denmark                                                                   3.0%
--------------------------------------------------------------------------------
Spain                                                                     1.9%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                      68.0%
--------------------------------------------------------------------------------
AA                                                                       19.0%
--------------------------------------------------------------------------------
A                                                                         4.3%
--------------------------------------------------------------------------------
BBB                                                                       6.7%
--------------------------------------------------------------------------------
BB                                                                        1.4%
--------------------------------------------------------------------------------
B                                                                         0.6%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Foreign Bond Fund returned 7.5% for Class D shares for the one-year period ended March 31, 1999, outperforming the Lipper International Income Fund Average's 7.2% return for the period. The Fund also did well over longer periods, outperforming the Lipper Average for the three- and five-year time periods and since its inception.
     Beginning in July of 1998, the heightened turmoil in the emerging markets, in particular Russia's debt default, and the near collapse of Long Term Capital Management sparked a wave of volatility and a subsequent flight to quality which drove investors out of riskier asset classes and into safe-haven securities. Natural resource based economies suffered as commodity prices, particularly oil, fell. Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects negatively influenced many other bond markets.
     However, there were several positive factors that helped to boost the Fund's performance The turmoil of last summer created opportunities in the fall as calm returned to the markets and investors regained confidence. As a result, the Fund's bullish duration stance proved beneficial as yields in most developed bond markets ended the year lower.
     Country selection within the European bloc was also important to performance. The Fund benefited from an overweight position in long-term German bonds as low inflation data pushed bond prices higher. In addition, the Fund's position in the Greek bond market contributed to performance as investors responded positively to Greece's announcement of timely entry into the EMU. Overweight positions in other second round EMU candidates, especially Scandinavian countries, also enhanced returns as their yields converged on German levels in response to successive interest rate cuts by their central banks.
     Our underweight exposure to the Japanese yen and government bonds was the primary detractor from performance over the past year. Contrary to most expectations the yen actually strengthened and, despite supply concerns at the end of 1998, the Japanese bond market saw a sustained rally for most of the year. In addition, the Fund's currency strategy in Europe detracted from returns as the euro suffered a shaky debut.
     Looking ahead, the manager currently sees further interest declines across many of the world's major markets, especially Europe and Japan where sub-potential economic growth should likely keep a downward bias on interest rates. The Fund intends to continue to invest in high quality fixed-income securities that the manager believes to be among the safest and most liquid within the foreign bond market.

                                         See page 26 for financial details.   15

PIMCO High Yield Fund


OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily high yield bonds.

DURATION RANGE:
2-6 years

FUND INCEPTION DATE:
12/16/92

TOTAL NET ASSETS:
$3,223 million

PORTFOLIO MANAGER:
Ben Trosky

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                D Shares           Lipper High         Lehman BB
                                   Current Yield       Int. Corp.
                                   Fund Avg.           Index
--------------------------------------------------------------------------------
1 year           4.4%              -1.9%               4.4%
3 years         10.2%               8.2%               8.9%
5 years         10.8%               8.2%               9.7%
Inception       11.3%                --                 --


Change in Value
$10,000 invested at the Fund's inception

                     Class D Book

                     PIMCO              Lehman BB
MONTH                High               Int. Corp.
                    Yield D               Index
12/31/92             10,000                10,000
01/31/93             10,224                10,211
02/28/93             10,409                10,361
03/31/93             10,616                10,478
04/30/93             10,726                10,566
05/31/93             10,801                10,644
06/30/93             11,091                10,870
07/31/93             11,167                10,980
08/31/93             11,288                11,107
09/30/93             11,341                11,188
10/31/93             11,642                11,338
11/30/93             11,728                11,368
12/31/93             11,825                11,465
01/31/94             12,074                11,657
02/28/94             12,068                11,644
03/31/94             11,703                11,288
04/30/94             11,598                11,221
05/31/94             11,679                11,231
06/30/94             11,692                11,265
07/31/94             11,798                11,402
08/31/94             11,894                11,523
09/30/94             11,972                11,544
10/31/94             11,975                11,571
11/30/94             11,923                11,492
12/31/94             12,063                11,563
01/31/95             12,177                11,749
02/28/95             12,507                12,106
03/31/95             12,686                12,220
04/30/95             12,959                12,465
05/31/95             13,331                12,831
06/30/95             13,436                12,944
07/31/95             13,612                13,062
08/31/95             13,713                13,138
09/30/95             13,901                13,280
10/31/95             14,100                13,384
11/30/95             14,267                13,553
12/31/95             14,504                13,767
01/31/96             14,735                13,990
02/29/96             14,747                13,940
03/31/96             14,626                13,867
04/30/96             14,686                13,862
05/31/96             14,731                13,881
06/30/96             14,787                14,031
07/31/96             14,914                14,107
08/31/96             15,153                14,221
09/30/96             15,502                14,527
10/31/96             15,652                14,729
11/30/96             15,987                15,026
12/31/96             16,142                15,059
01/31/97             16,303                15,203
02/28/97             16,550                15,386
03/31/97             16,328                15,203
04/30/97             16,498                15,392
05/31/97             16,869                15,655
06/30/97             17,113                15,857
07/31/97             17,550                16,330
08/31/97             17,539                16,174
09/30/97             17,830                16,428
10/31/97             17,843                16,484
11/30/97             18,009                16,600
12/31/97             18,209                16,752
01/31/98             18,516                16,953
02/28/98             18,611                17,031
03/31/98             18,752                17,140
04/30/98             18,795                17,228
05/31/98             18,888                17,340
06/30/98             19,022                17,446
07/31/98             19,218                17,536
08/31/98             18,441                17,052
09/30/98             18,670                17,414
10/31/98             18,479                17,191
11/30/98             19,254                17,603
12/31/98             19,331                17,714
01/31/99             19,582                17,897
02/28/99             19,416                17,764
03/31/99             19,571                17,892

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                              11%
--------------------------------------------------------------------------------
1-5 years                                                                   21%
--------------------------------------------------------------------------------
5-10 years                                                                  58%
--------------------------------------------------------------------------------
10-20 years                                                                  6%
--------------------------------------------------------------------------------
20-30 years                                                                  4%
--------------------------------------------------------------------------------
Duration                                                              4.8 years
--------------------------------------------------------------------------------

Sector Breakdown
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                   79.2%
--------------------------------------------------------------------------------
Short-Term Instruments                                                     7.6%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                    6.1%
--------------------------------------------------------------------------------
Other                                                                      7.1%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                        7.6%
--------------------------------------------------------------------------------
AA                                                                         0.8%
--------------------------------------------------------------------------------
A                                                                          0.1%
--------------------------------------------------------------------------------
BBB                                                                        8.0%
--------------------------------------------------------------------------------
BB                                                                        51.1%
--------------------------------------------------------------------------------
B                                                                         32.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Despite a difficult year in the high yield market, the High Yield Fund posted strong relative results. For the year ended March 31, 1999 the Fund returned 4.4% for Class D shares, comparing quite favorably to the Lipper High Current Yield Average, which lost -1.9% for the period. The Fund also performed well over the long term, outpacing its benchmark over the three- and five-year periods, as well as since its inception.
     The Fund's manager invests primarily in middle- and upper-tier quality, high yield bonds in an effort to limit the portfolio's exposure to risks associated with the lower-tier of the junk bond market. In the second and third quarters of 1998 this strategy paid off handsomely, as much of the high yield market suffered large losses as the corporate sector was hit by worries about growing global turmoil and its possible effect on domestic corporate profits.
     The Fund managed to avoid many of the problems that beset most of its peers for several reasons. First, a defensive industry orientation, accomplished by a large weight in more stable credit sectors such as utilities, telecommunications and cable TV benefited the Fund, as these sectors were less prone to the volatility created by the global turmoil. Second, the Fund avoided securities issued by commodity producers who have been hurt by the deflationary environment, which has kept commodity prices low. Third, purchasing out-of-favor industries when calm returned to the financial markets after last year's global turmoil enhanced performance. In particular, the energy sector, was a good buy for the Fund. Finally, a small allocation to emerging market issues contributed positively to results as they benefited from the calm after the storm.
     The Fund was negatively impacted by its holdings of single B-rated credits, which underperformed for the same reasons that the sectors mentioned above outperformed. In response, over the past year the manager has trimmed the Fund's exposure to single B-rated credits to 32.4% of the portfolio from 50% in the first quarter of 1998.
     Looking ahead, the manager currently expects to remain cautious, keeping the portfolio solidly in the BB category, given the expectation that the economy and corporate profits will slow. The Fund intends to underweight cyclical credits, a sector that should have difficulty maintaining price levels as the economy slows. And the Fund will remain overweight in defensive sectors, focusing on industries with stable cash flow.

16                                      See page 30 for financial details.

PIMCO Low Duration Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily shorter-term, investment grade bonds.

DURATION RANGE:
1-3 years

FUND INCEPTION DATE:
5/11/87

TOTAL NET ASSETS:
$3,871 million

PORTFOLIO MANAGER:
Bill Gross


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------
Average Annual Total Return   For periods ended 3/31/99

                      D Shares           Lipper Shrt. Inv.  Merrill Lynch
                                         Grade Debt Fund    1-3 yr. Tsy.
                                         Average            Index
--------------------------------------------------------------------------------
1 year                6.0%               5.1%               6.1%
5 years               6.7%               5.7%               6.2%
10 years              7.9%               7.0%               7.3%
Inception             7.8%                --                 --

Change in Value
$10,000 invested at the Fund's inception

                        PIMCO                Merrill Lynch
MONTH                    Low                 1-3 yr. Tsy.
                      Duration D                 Index
05/31/87                10,000                  10,000
06/30/87                10,091                  10,109
07/31/87                10,125                  10,158
08/31/87                10,121                  10,167
09/30/87                10,094                  10,127
10/31/87                10,254                  10,351
11/30/87                10,367                  10,414
12/31/87                10,425                  10,480
01/31/88                10,595                  10,648
02/29/88                10,669                  10,735
03/31/88                10,733                  10,756
04/30/88                10,775                  10,772
05/31/88                10,797                  10,756
06/30/88                10,895                  10,868
07/31/88                10,950                  10,876
08/31/88                10,991                  10,899
09/30/88                11,090                  11,026
10/31/88                11,190                  11,136
11/30/88                11,201                  11,106
12/31/88                11,248                  11,132
01/31/89                11,339                  11,219
02/28/89                11,354                  11,219
03/31/89                11,395                  11,270
04/30/89                11,527                  11,443
05/31/89                11,761                  11,614
06/30/89                12,015                  11,831
07/31/89                12,188                  12,006
08/31/89                12,128                  11,932
09/30/89                12,187                  12,003
10/31/89                12,345                  12,184
11/30/89                12,454                  12,299
12/31/89                12,513                  12,348
01/31/90                12,502                  12,358
02/28/90                12,585                  12,416
03/31/90                12,649                  12,457
04/30/90                12,637                  12,482
05/31/90                12,847                  12,673
06/30/90                12,982                  12,806
07/31/90                13,121                  12,966
08/31/90                13,143                  13,005
09/30/90                13,212                  13,111
10/31/90                13,304                  13,255
11/30/90                13,460                  13,386
12/31/90                13,601                  13,548
01/31/91                13,724                  13,672
02/28/91                13,829                  13,754
03/31/91                13,943                  13,846
04/30/91                14,109                  13,977
05/31/91                14,216                  14,062
06/30/91                14,302                  14,119
07/31/91                14,457                  14,242
08/31/91                14,661                  14,437
09/30/91                14,848                  14,593
10/31/91                14,973                  14,750
11/30/91                15,132                  14,903
12/31/91                15,383                  15,131
01/31/92                15,392                  15,107
02/29/92                15,465                  15,160
03/31/92                15,469                  15,154
04/30/92                15,574                  15,293
05/31/92                15,729                  15,432
06/30/92                15,872                  15,590
07/31/92                16,078                  15,765
08/31/92                16,181                  15,903
09/30/92                16,338                  16,055
10/31/92                16,340                  15,959
11/30/92                16,345                  15,933
12/31/92                16,511                  16,084
01/31/93                16,663                  16,251
02/28/93                16,856                  16,390
03/31/93                16,947                  16,439
04/30/93                17,024                  16,541
05/31/93                17,039                  16,495
06/30/93                17,204                  16,616
07/31/93                17,259                  16,655
08/31/93                17,423                  16,800
09/30/93                17,486                  16,855
10/31/93                17,603                  16,888
11/30/93                17,616                  16,892
12/31/93                17,735                  16,954
01/31/94                17,828                  17,063
02/28/94                17,747                  16,954
03/31/94                17,666                  16,870
04/30/94                17,604                  16,810
05/31/94                17,581                  16,834
06/30/94                17,613                  16,884
07/31/94                17,773                  17,029
08/31/94                17,844                  17,089
09/30/94                17,814                  17,050
10/31/94                17,808                  17,088
11/30/94                17,808                  17,012
12/31/94                17,794                  17,050
01/31/95                17,954                  17,288
02/28/95                18,177                  17,525
03/31/95                18,246                  17,623
04/30/95                18,470                  17,780
05/31/95                18,801                  18,091
06/30/95                18,893                  18,188
07/31/95                18,895                  18,263
08/31/95                19,095                  18,372
09/30/95                19,261                  18,461
10/31/95                19,402                  18,617
11/30/95                19,623                  18,782
12/31/95                19,851                  18,926
01/31/96                19,992                  19,087
02/29/96                19,858                  19,006
03/31/96                19,844                  18,989
04/30/96                19,848                  19,005
05/31/96                19,862                  19,044
06/30/96                20,058                  19,181
07/31/96                20,121                  19,256
08/31/96                20,215                  19,323
09/30/96                20,496                  19,498
10/31/96                20,787                  19,717
11/30/96                21,064                  19,868
12/31/96                21,003                  19,868
01/31/97                21,173                  19,962
02/28/97                21,253                  20,007
03/31/97                21,162                  20,000
04/30/97                21,414                  20,163
05/31/97                21,589                  20,301
06/30/97                21,753                  20,440
07/31/97                22,099                  20,665
08/31/97                22,081                  20,684
09/30/97                22,271                  20,841
10/31/97                22,432                  20,996
11/30/97                22,492                  21,047
12/31/97                22,661                  21,191
01/31/98                22,829                  21,396
02/28/98                22,902                  21,415
03/31/98                22,996                  21,502
04/30/98                23,113                  21,603
05/31/98                23,256                  21,718
06/30/98                23,307                  21,831
07/31/98                23,412                  21,933
08/31/98                23,499                  22,209
09/30/98                23,971                  22,503
10/31/98                23,930                  22,613
11/30/98                24,064                  22,594
12/31/98                24,206                  22,673
01/31/99                24,308                  22,763
02/28/99                24,174                  22,652
03/31/99                24,375                  22,810

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                              13%
--------------------------------------------------------------------------------
1-5 years                                                                   72%
--------------------------------------------------------------------------------
5-10 years                                                                  15%
--------------------------------------------------------------------------------
10-20 years                                                                  0%
--------------------------------------------------------------------------------
20-30 years                                                                  0%
--------------------------------------------------------------------------------
Duration                                                              2.6 years
--------------------------------------------------------------------------------

Sector Breakdown
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                53.5%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                   31.4%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                  3.7%
--------------------------------------------------------------------------------
Sovereign Issues                                                           3.1%
--------------------------------------------------------------------------------
Other                                                                      8.3%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                       63.2%
--------------------------------------------------------------------------------
AA                                                                         7.3%
--------------------------------------------------------------------------------
A                                                                         11.7%
--------------------------------------------------------------------------------
BBB                                                                       10.0%
--------------------------------------------------------------------------------
BB                                                                         7.5%
--------------------------------------------------------------------------------
B                                                                          0.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Low Duration Fund seeks to maximize total return in a method consistent with the preservation of capital and prudent investment management. For the year ended March 31, 1999, the Fund's Class D shares returned 6.0%, outperforming the Lipper Short Investment Grade Fund Average, which returned 5.1% for the same period. Over the longer-term, the Fund has outperformed the Lipper Average over the three-, five-, and ten-year periods as well as since inception.
     The Fund's above index duration (sensitivity to changes in interest rates) increased returns as short- and intermediate-term interest rates fell during the flight-to-quality rally that ensued after Russia's collapse in the third quarter of 1998. Corporate sector holdings also helped returns in the fourth quarter of 1998 and first quarter of this year when yield premiums, the difference in yield between corporate issues and like-maturity Treasuries, narrowed as market uncertainty declined and the outlook for corporate profits improved.
     The substantial allocation to mortgage-backed securities was neutral for performance over the past year. As interest rates fell, the Fund's holdings in this segment actually fell in price because of the increased prepayment risks. However, the manager's choice of lower-coupon, less prepayment sensitive mortgages faired better than the sector as a whole. The portfolio's concentration in maturities longer than the benchmark hindered relative performance as these yields declined less than other areas of the yield curve.
     Looking ahead the manager anticipates that the U.S. economic expansion will continue, albeit at a more moderate pace. With inflation still low the Federal Reserve is likely to remain neutral. In this environment interest rates should be stable and range-bound. The decreasing interest rate volatility will likely require the manager to employ strategies that enhance yield in order to improve performance. The manager anticipates that the target duration will be slightly above the benchmark in order to capture the higher yield that the longer-maturity securities provide and emphasize mortgage-backed securities as high quality, yield-enhancing holdings.

                                          See page 35 for financial details.  17

PIMCO Municipal Bond Fund

OBJECTIVE:
High current income exempt from federal income tax, consistent with preservation of capital.

PORTFOLIO:
Investment grade municipal bonds.

DURATION RANGE:
3-10 years

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$59 million

PORTFOLIO MANAGER:
Ben Ehlert

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                D Shares           Lipper             Lehman General
                                   Gen. Municipal     Municipal Bond
                                   Bond Fund Avg.     Index
--------------------------------------------------------------------------------
1 year          5.7%               4.9%               6.2%
Inception       5.1%                --                 --


Change in Value
$10,000 invested at the Fund's inception

                   PIMCO             Lehman Bros.
 MONTH           Municipal            Muni Bond
                   Bond D               Index
12/31/97           10,000               10,000
01/31/98           10,115               10,103
02/28/98           10,065               10,106
03/31/98           10,070               10,115
04/30/98           10,001               10,070
05/31/98           10,196               10,229
06/30/98           10,228               10,269
07/31/98           10,236               10,294
08/31/98           10,423               10,454
09/30/98           10,560               10,585
10/31/98           10,535               10,585
11/30/98           10,560               10,622
12/31/98           10,569               10,648
01/31/99           10,706               10,775
02/28/99           10,635               10,727
03/31/99           10,641               10,742

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-------------------------------------------------------------------------------
1 year or less                                                              4%
-------------------------------------------------------------------------------
1-5 years                                                                  12%
-------------------------------------------------------------------------------
5-10 years                                                                 53%
-------------------------------------------------------------------------------
10-20 years                                                                27%
-------------------------------------------------------------------------------
20-30 years                                                                 4%
-------------------------------------------------------------------------------
Duration                                                             7.5 years
-------------------------------------------------------------------------------

Sector Breakdown
-------------------------------------------------------------------------------
Municipal Bonds & Notes                                                  99.7%
-------------------------------------------------------------------------------
Other                                                                     0.3%
-------------------------------------------------------------------------------

Quality Breakdown
-------------------------------------------------------------------------------
AAA                                                                      56.0%
-------------------------------------------------------------------------------
AA                                                                       17.6%
-------------------------------------------------------------------------------
A                                                                        12.6%
-------------------------------------------------------------------------------
BBB                                                                      10.8%
-------------------------------------------------------------------------------
BB                                                                        3.0%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Municipal Bond Fund was launched on December 31, 1997. The Fund seeks high current income exempt from federal taxes through investment in investment-grade municipal securities. A secondary objective of the Fund is to seek capital appreciation. The total return potential of this Fund sets it apart from many other tax-exempt funds.
     For the year ending March 31, 1999, the Fund returned 5.7% for its Class D shares, outpacing the Lipper General Municipal Bond Fund Average, which returned 4.9% for the same period.
     The global turmoil that effected other credit segments, such as foreign and emerging markets, in the second and third quarter of 1998, positively impacted the municipal bond market as their yields fell in sympathy with the drop in U.S. Treasury yields. The Fund benefited from above benchmark duration (the sensitivity to changes in interest rates) during this period. In addition, the ratio of municipal yields to Treasury yields, for maturities above 10 years, narrowed, meaning that on an after-tax basis Treasury yields were lower than municipal yields. This enhanced performance on a relative basis. The Fund's results were aided further by the manager's selection of insured and revenue bond holdings, which performed better than the associated benchmark index sectors.
     Going forward, the manager currently intends to keep the duration of the Fund closer to the benchmark as we enter a period where we believe interest rates will remain within a tight range. As the benefits of investing in lower quality municipal securities remain relatively marginal, it is anticipated that the Fund will maintain an average quality of AA in order to maximize returns while minimizing risk.

18                                      See page 41 for financial details.

PIMCO Real Return Bond Fund

OBJECTIVE:
Maximum real return, consistent with preservation of real capital and prudent investment management.

PORTFOLIO:
Primarily inflation-indexed bonds.

FUND INCEPTION DATE:
1/29/97

TOTAL NET ASSETS:
$28 million

PORTFOLIO MANAGER:
John Brynjolfsson

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                      D Shares            Lipper Short          Lehman Brothers
                                          U.S. Govt.            Inflation Linked
                                          Fund Avg.             Tsy. Index
--------------------------------------------------------------------------------
1 year                6.0%                5.2%                  4.0%
Inception             4.7%                 --                    --


Change in Value
$10,000 invested at the Fund's inception

                  PIMCO                Lehman
 MONTH            Real              Infl. Linked
                 Return D            Tsy. Index
01/31/97          10,000                10,000
02/28/97          10,031                10,033
03/31/97           9,938                 9,896
04/30/97           9,996                 9,956
05/31/97          10,053                10,010
06/30/97          10,028                 9,978
07/31/97          10,149                10,072
08/31/97          10,167                10,103
09/30/97          10,183                10,123
10/31/97          10,308                10,227
11/30/97          10,359                10,284
12/31/97          10,302                10,241
01/31/98          10,359                10,291
02/28/98          10,344                10,282
03/31/98          10,364                10,277
04/30/98          10,417                10,315
05/31/98          10,456                10,388
06/30/98          10,489                10,414
07/31/98          10,566                10,463
08/31/98          10,570                10,486
09/30/98          10,812                10,697
10/31/98          10,865                10,721
11/30/98          10,846                10,710
12/31/98          10,796                10,646
01/31/99          10,951                10,769
02/28/99          10,923                10,693
03/31/99          10,985                10,689

*Past performance is no guarantee of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                               4%
--------------------------------------------------------------------------------
1-5 years                                                                   92%
--------------------------------------------------------------------------------
5-10 years                                                                   1%
--------------------------------------------------------------------------------
10-20 years                                                                  1%
--------------------------------------------------------------------------------
20-30 years                                                                  2%
--------------------------------------------------------------------------------
Duration                                                              2.5 years
--------------------------------------------------------------------------------

Sector Breakdown
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                 51.2%
--------------------------------------------------------------------------------
U.S. Government Agencies                                                  15.8%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                   12.6%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                   10.7%
--------------------------------------------------------------------------------
Other                                                                      9.7%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                       85.4%
--------------------------------------------------------------------------------
AA                                                                         5.9%
--------------------------------------------------------------------------------
A                                                                          4.2%
--------------------------------------------------------------------------------
BBB                                                                        1.8%
--------------------------------------------------------------------------------
BB                                                                         2.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

This Fund seeks to maximize real return, consistent with preservation of real capital through investment in inflation-indexed bonds. Inflation-indexed Treasury securities are offered by the U.S. government to provide protection against the effects of inflation. Specifically, these bonds pay a fixed interest rate, while the principal value fluctuates with changes in the inflation rate (as measured by the Consumer Price Index). And if an investor holds the bonds to maturity, the government guarantees the return of the inflation-adjusted initial principal.
     Over the past 12 months, the Fund returned 6.0% for its Class D shares, beating it's benchmark, the Lehman Inflation-Linked Index, which returned 4.0% for the same period.
     Although the Fund may invest in securities that are not inflation-indexed, the manager chose to limit the Fund's weight in this area, as U.S. real yields remained at historically high levels. The Fund benefited from the narrowing in the difference between the yields of inflation-indexed Treasuries and regular Treasuries over the course of the year, which made the inflation-indexed yields higher than regular yields adjusted for inflation.
     The Fund's duration (sensitivity to changes in interest rates) management also enhanced performance. During the third quarter of 1998, the flight-to-quality rally caused by Russia's collapse led to lower interest rates and enhanced returns as the portfolio's duration was targeted above the benchmark. And in the first quarter of this year the duration was reduced to lower the Fund's exposure to price erosion as interest rates rose.
     Looking forward, with inflation sitting near historic lows, the manager currently feels this is an opportune time to invest in inflation-indexed bonds. By investing before prices start to climb, investors retain their purchasing power and have the potential to take maximum advantage of the adjustment to principal that will occur if prices do increase.

                                          See page 44 for financial details.  19

PIMCO Short-Term Fund

OBJECTIVE:
Maximum current income, consistent with preservation of capital and daily liquidity.

PORTFOLIO:
Primarily short-term investment grade bonds.

DURATION RANGE:
0-1 year

FUND INCEPTION DATE:
10/7/87

TOTAL NET ASSETS:
$602 million

PORTFOLIO MANAGER:
Bill Gross


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                      D Shares              Lipper Ultra-          Lipper Money
                                            Short Obligation       Market
                                            Fund Avg.              Index
--------------------------------------------------------------------------------
1 year                5.3%                  5.2%                   4.9%
5 years               6.2%                  5.5%                   5.0%
10 years              6.0%                  5.9%                   5.2%
Inception             6.2%                   --                     --

Change in Value
$10,000 invested at the Fund's inception

                      PIMCO           Lipper
MONTH                 Short-          Money
                      Term D        Mkt. Index
10/31/87              10,000          10,000
11/30/87              10,056          10,056
12/31/87              10,114          10,114
01/31/88              10,181          10,171
02/29/88              10,222          10,223
03/31/88              10,276          10,277
04/30/88              10,330          10,327
05/31/88              10,386          10,382
06/30/88              10,443          10,439
07/31/88              10,495          10,500
08/31/88              10,560          10,566
09/30/88              10,627          10,632
10/31/88              10,718          10,701
11/30/88              10,787          10,768
12/31/88              10,849          10,842
01/31/89              10,925          10,920
02/28/89              11,000          10,993
03/31/89              11,093          11,078
04/30/89              11,176          11,161
05/31/89              11,275          11,250
06/30/89              11,358          11,335
07/31/89              11,452          11,419
08/31/89              11,511          11,500
09/30/89              11,588          11,578
10/31/89              11,695          11,659
11/30/89              11,771          11,736
12/31/89              11,837          11,815
01/31/90              11,892          11,895
02/28/90              11,964          11,966
03/31/90              12,042          12,044
04/30/90              12,090          12,122
05/31/90              12,202          12,204
06/30/90              12,280          12,281
07/31/90              12,364          12,362
08/31/90              12,428          12,442
09/30/90              12,509          12,517
10/31/90              12,603          12,598
11/30/90              12,702          12,676
12/31/90              12,803          12,756
01/31/91              12,893          12,834
02/28/91              12,962          12,899
03/31/91              13,020          12,966
04/30/91              13,100          13,031
05/31/91              13,172          13,095
06/30/91              13,219          13,153
07/31/91              13,296          13,216
08/31/91              13,379          13,276
09/30/91              13,452          13,334
10/31/91              13,528          13,392
11/30/91              13,561          13,446
12/31/91              13,615          13,501
01/31/92              13,665          13,551
02/29/92              13,691          13,593
03/31/92              13,716          13,636
04/30/92              13,772          13,679
05/31/92              13,814          13,720
06/30/92              13,868          13,759
07/31/92              13,923          13,799
08/31/92              13,958          13,835
09/30/92              13,994          13,868
10/31/92              14,008          13,902
11/30/92              14,025          13,934
12/31/92              14,066          13,969
01/31/93              14,112          14,002
02/28/93              14,149          14,031
03/31/93              14,214          14,064
04/30/93              14,262          14,095
05/31/93              14,318          14,124
06/30/93              14,374          14,155
07/31/93              14,425          14,187
08/31/93              14,463          14,219
09/30/93              14,499          14,250
10/31/93              14,550          14,282
11/30/93              14,604          14,313
12/31/93              14,672          14,346
01/31/94              14,697          14,379
02/28/94              14,713          14,409
03/31/94              14,690          14,444
04/30/94              14,713          14,480
05/31/94              14,724          14,521
06/30/94              14,791          14,563
07/31/94              14,861          14,608
08/31/94              14,919          14,657
09/30/94              14,935          14,707
10/31/94              14,974          14,762
11/30/94              14,986          14,818
12/31/94              15,050          14,882
01/31/95              15,126          14,948
02/28/95              15,265          15,011
03/31/95              15,298          15,082
04/30/95              15,462          15,150
05/31/95              15,618          15,222
06/30/95              15,670          15,292
07/31/95              15,764          15,363
08/31/95              15,836          15,432
09/30/95              15,984          15,500
10/31/95              16,099          15,570
11/30/95              16,248          15,637
12/31/95              16,386          15,705
01/31/96              16,465          15,774
02/29/96              16,495          15,836
03/31/96              16,548          15,899
04/30/96              16,625          15,963
05/31/96              16,712          16,028
06/30/96              16,804          16,091
07/31/96              16,851          16,158
08/31/96              16,957          16,226
09/30/96              17,120          16,290
10/31/96              17,257          16,356
11/30/96              17,412          16,422
12/31/96              17,480          16,491
01/31/97              17,583          16,560
02/28/97              17,662          16,621
03/31/97              17,671          16,689
04/30/97              17,772          16,758
05/31/97              17,900          16,830
06/30/97              18,018          16,901
07/31/97              18,158          16,973
08/31/97              18,213          17,046
09/30/97              18,335          17,118
10/31/97              18,377          17,191
11/30/97              18,460          17,264
12/31/97              18,563          17,340
01/31/98              18,673          17,416
02/28/98              18,738          17,484
03/31/98              18,863          17,559
04/30/98              18,950          17,631
05/31/98              19,036          17,707
06/30/98              19,100          17,779
07/31/98              19,215          17,856
08/31/98              19,223          17,933
09/30/98              19,351          18,006
10/31/98              19,425          18,078
11/30/98              19,491          18,149
12/31/98              19,573          18,219
01/31/99              19,649          18,291
02/28/99              19,730          18,353
03/31/99              19,870          18,422

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                              64%
--------------------------------------------------------------------------------
1-5 years                                                                   36%
--------------------------------------------------------------------------------
5-10 years                                                                   0%
--------------------------------------------------------------------------------
10-20 years                                                                  0%
--------------------------------------------------------------------------------
20-30 years                                                                  0%
--------------------------------------------------------------------------------
Duration                                                              0.5 years
--------------------------------------------------------------------------------

Sector Breakdown
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                46.1%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                   27.0%
--------------------------------------------------------------------------------
Short-Term Instruments                                                    12.5%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                    4.9%
--------------------------------------------------------------------------------
Other                                                                      9.5%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                       64.3%
--------------------------------------------------------------------------------
AA                                                                         4.4%
--------------------------------------------------------------------------------
A                                                                         18.4%
--------------------------------------------------------------------------------
BBB                                                                        5.1%
--------------------------------------------------------------------------------
BB                                                                         7.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Short-Term Fund seeks maximum current income through investment in short-term, investment grade bonds. For the year ended March 31, 1999, the Fund returned 5.3% for Class D shares, outperforming the Lipper Ultra-Short Obligations Fund, which returned 5.2%. Over the longer term the Fund outperformed the Lipper Average for the three-, five- and ten-year periods as well as since inception.
     The Fund's standardized yield over the past year was 4.9%. This compares favorably with the 7-day money market yield of 4.4% and the six-month CD yield of 4.0%, according to Banxquote Money Market. Please keep in mind when comparing these yields that money market funds attempt to keep a fixed share price and that CDs are guaranteed. The Fund's shares, on the other hand, are not guaranteed and its share price can fluctuate.
     Asia's economic problems coupled with Russia's collapse in the third quarter of 1998 led to a flight-to-quality rally for U.S. Treasuries. Despite the continued strength of the U.S. economy, the Federal Reserve lowered interest rates by three-quarters of a percentage point in a successful effort to restore confidence and liquidity.
     Holdings in mortgage-backed securities, the Fund's largest weight at the end of the first quarter, helped returns over the past year. These bonds offered a higher yield than government securities with similar duration (sensitivity to changes in interest rates) without adding a significant amount of additional risk. Short-maturity corporate bonds also added to performance, as the flight to quality impact from the global financial crisis was not enough to offset the higher yield offered by the higher quality corporate issues. The Fund's above-index duration was a positive, as the decline in interest rates provided greater price appreciation. Finally, the Fund's small allocation to dollar-denominated Latin American issues detracted from performance as the asset class was hit by the uncertainty surrounding the global turmoil.
     Going forward, it is currently anticipated that the duration of the Fund will be targeted near its benchmark as the manager anticipates a stable, range bound interest rate environment with a slowing economy. Given this outlook, the manager will likely add shorter-term BBB and fundamentally sound below-investment grade securities to the portfolio in order to capture their higher yields.

20                                      See page 46 for financial details.

PIMCO StocksPLUS Fund

OBJECTIVE:
Total return which exceeds that of the S&P 500.

PORTFOLIO:
Primarily S&P 500 Index futures and short-term bonds.

DURATION RANGE:
0-1 year

FUND INCEPTION DATE:
5/14/93

TOTAL NET ASSETS:
$1,202 million

PORTFOLIO MANAGER:
Bill Gross

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                      D Shares          Lipper Growth &
                                        Index Fund           S&P 500
                                        Average              Index
--------------------------------------------------------------------------------
1 year                17.0%              5.5%                18.5%
3 years               27.0%             19.5%                28.1%
5 years               26.5%             19.5%                26.3%
Inception             22.9%               --                   --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                      PIMCO       S&P 500
MONTH                 Stocks       Index
                      PLUS D
05/31/93              10,000       10,000
06/30/93              10,054       10,029
07/31/93              10,025        9,989
08/31/93              10,411       10,368
09/30/93              10,301       10,288
10/31/93              10,526       10,501
11/30/93              10,409       10,401
12/31/93              10,585       10,527
01/31/94              10,939       10,885
02/28/94              10,595       10,589
03/31/94              10,123       10,128
04/30/94              10,248       10,258
05/31/94              10,437       10,426
06/30/94              10,207       10,170
07/31/94              10,600       10,504
08/31/94              11,078       10,935
09/30/94              10,891       10,668
10/31/94              11,064       10,907
11/30/94              10,719       10,510
12/31/94              10,857       10,666
01/31/95              11,155       10,943
02/28/95              11,650       11,369
03/31/95              11,964       11,705
04/30/95              12,349       12,049
05/31/95              12,903       12,531
06/30/95              13,183       12,822
07/31/95              13,586       13,247
08/31/95              13,679       13,280
09/30/95              14,255       13,841
10/31/95              14,232       13,791
11/30/95              14,912       14,397
12/31/95              15,185       14,674
01/31/96              15,726       15,174
02/29/96              15,767       15,314
03/31/96              15,975       15,462
04/30/96              16,174       15,690
05/31/96              16,530       16,094
06/30/96              16,687       16,156
07/31/96              15,903       15,442
08/31/96              16,237       15,768
09/30/96              17,182       16,655
10/31/96              17,726       17,114
11/30/96              19,038       18,408
12/31/96              18,619       18,043
01/31/97              19,761       19,171
02/28/97              19,907       19,321
03/31/97              18,999       18,527
04/30/97              20,172       19,633
05/31/97              21,444       20,828
06/30/97              22,332       21,761
07/31/97              24,168       23,493
08/31/97              22,851       22,177
09/30/97              24,037       23,392
10/31/97              23,258       22,610
11/30/97              24,204       23,657
12/31/97              24,640       24,063
01/31/98              24,975       24,329
02/28/98              26,649       26,084
03/31/98              27,970       27,420
04/30/98              28,309       27,695
05/31/98              27,734       27,219
06/30/98              28,816       28,325
07/31/98              28,496       28,023
08/31/98              24,133       23,972
09/30/98              25,972       25,507
10/31/98              28,021       27,582
11/30/98              29,610       29,254
12/31/98              31,470       30,940
01/31/99              32,524       32,233
02/28/99              31,425       31,232
03/31/99              32,735       32,481

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
----------------------------------------
1 year or less                       0%
----------------------------------------
1-5 years                           99%
----------------------------------------
5-10 years                           1%
----------------------------------------
10-20 years                          0%
----------------------------------------
20-30 years                          0%
----------------------------------------
Duration                      0.8 years
----------------------------------------

Sector Breakdown
----------------------------------------
Corporate Bonds & Notes           37.2%
----------------------------------------
Short-Term Instruments            32.0%
----------------------------------------
Mortgage-Backed Securities        22.3%
----------------------------------------
Sovereign Issues                   4.4%
----------------------------------------
Other                              4.1%
----------------------------------------

Quality Breakdown
----------------------------------------
AAA                               48.3%
----------------------------------------
AA                                20.3%
----------------------------------------
A                                 15.6%
----------------------------------------
BBB                                9.0%
----------------------------------------
BB                                 6.8%
----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

StocksPLUS is an innovative, enhanced index stock fund that seeks total return in excess of the Standard & Poor's 500 index (S&P 500) in part through investment in S&P 500 futures. These futures are purchased with a small percentage of the Fund's assets, freeing the remaining assets for investment in an actively managed portfolio of short-term, investment grade bonds that can add incremental return beyond that of the S&P 500 Index.
     The Fund produced strong relative returns for the year ended March 31, 1999, with Class D shares returning 17.0%. For the same time period the Lipper Growth and Income Fund Average, returned 5.5% and the S&P 500 posted a gain of 18.5%.
     The past year can be broken down into two halves. The first half was dominated by global turmoil, emanating from Asia and Russia's default and devaluation, which increased volatility in the financial markets. As investors fled to safe-haven securities, such as Treasuries, the S&P 500 Index declined significantly.
     However, in response to the crisis the Federal Reserve cut interest rates three times, setting the stage for a dramatic rebound in the stock market, which made new highs in the fourth quarter of 1998. In the first quarter of 1999, the S&P 500 extended its gains, fueled by a strong U.S. economy and a relatively calm global backdrop.
     Taken together, the Fund captured most of the stock market's gains over the past four quarters. The bond portion of the Fund also did well as the portfolio's extended duration (sensitivity to changes in interest rates) helped performance as interest rates fell over the course of the year. However, the Fund's allocation to corporate debt did relatively poorly as their yields did not fall as much due to increased credit risk related to the global problems. Mortgage-backed securities also underperformed as prepayment risk increased.
     Looking ahead, the Fund's management anticipates that the economy will continue to expand, but at a more moderate pace, and that the Federal Reserve will maintain a neutral stance. In such circumstances interest rates would likely to remain stable and range bound for the coming year. The manager currently plans to attempt to enhance performance, seeking to outperform the S&P 500, by adding higher yielding corporate and mortgage issues to the Funds bond portfolio.

                                          See page 48 for financial details.  21

PIMCO Strategic Balanced Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital.

PORTFOLIO:
S&P Index futures and short-and-intermediate term investment grade bonds.

FUND INCEPTION DATE:
6/28/96

TOTAL NET ASSETS:
$98 million

PORTFOLIO MANAGER:
Bill Gross

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                D Shares         60% S&P 500 Index          Lipper     Lipper
                                 40% Lehman Brothers Agg.   Balanced   Balanced
                                 Bond Index                 Index      Fund Avg.
--------------------------------------------------------------------------------
1 year          11.9%            14.2%                      8.3%       6.5%
Inception       20.2%              --                        --         --

Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                           PIMCO         Lipper
MONTH                    Strategic      Balanced
                         Balanced D       Index
06/30/96                  10,000         10,000
07/31/96                   9,732          9,743
08/31/96                   9,881          9,896
09/30/96                  10,348         10,262
10/31/96                  10,626         10,480
11/30/96                  11,213         10,968
12/31/96                  11,007         10,834
01/31/97                  11,467         11,165
02/28/97                  11,532         11,206
03/31/97                  11,156         10,880
04/30/97                  11,661         11,208
05/31/97                  12,145         11,666
06/30/97                  12,504         12,041
07/31/97                  13,267         12,726
08/31/97                  12,798         12,322
09/30/97                  13,255         12,814
10/31/97                  13,068         12,581
11/30/97                  13,409         12,811
12/31/97                  13,611         13,001
01/31/98                  13,798         13,092
02/28/98                  14,345         13,611
03/31/98                  14,823         14,028
04/30/98                  14,952         14,125
05/31/98                  14,787         13,982
06/30/98                  15,216         14,235
07/31/98                  15,122         14,068
08/31/98                  13,711         12,856
09/30/98                  14,513         13,411
10/31/98                  15,155         13,913
11/30/98                  15,631         14,422
12/31/98                  16,218         14,954
01/31/99                  16,608         15,193
02/28/99                  16,063         14,829
03/31/99                  16,585         15,195

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-----------------------------------------
1 year or less                       14%
-----------------------------------------
1-5 years                            26%
-----------------------------------------
5-10 years                           43%
-----------------------------------------
10-20 years                          17%
-----------------------------------------
20-30 years                           0%
-----------------------------------------
Duration                       2.0 years
-----------------------------------------

Sector Breakdown
-----------------------------------------
Mortgage-Backed Securities         35.0%
-----------------------------------------
Short-Term Instruments             34.1%
-----------------------------------------
Corporate Bonds & Notes            19.6%
-----------------------------------------
Asset-Backed Securities             5.2%
-----------------------------------------
Other                               6.1%
-----------------------------------------

Quality Breakdown
-----------------------------------------
AAA                                72.8%
-----------------------------------------
AA                                  8.3%
-----------------------------------------
A                                   9.3%
-----------------------------------------
BBB                                 6.4%
-----------------------------------------
BB                                  3.2%
-----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Strategic Balanced Fund returned 11.9% for Class D shares versus 6.5% return for the Lipper Balanced Fund Average for the one-year period ended March 31, 1999. The equity portion of the portfolio returned 17.0%, outperforming the Lipper Growth and Income Fund Average, which returned 5.5%, but slightly underperforming the Standard & Poors 500 Index (S&P 500), which rose 18.5% during the period. The fixed income portion outperformed its benchmark, the Lehman Aggregate Bond Index, returning 7.3% versus 6.5% for the Index.
     The equity portion of the portfolio seeks total return in excess of the S&P
500. This exposure, primarily utilizing futures contracts, is sought through an enhanced index strategy. These futures are purchased with a small percentage of the portfolio's assets, enabling the manager to invest the remaining assets in an actively managed portfolio of short-term, investment grade bonds. The equity portfolio performance relative to the S&P 500 was adversely affected by limited U.S. high yield and emerging market debt positions, which suffered losses during the global financial market's crisis in the later part of 1998.
     The fixed income portfolio surpassed its benchmark with a cautiously bullish stance in the second and third quarters of 1998, enjoying a favorable interest rate environment while remaining wary of the global economic turmoil. This strategy proved prudent, as the Fund benefited from a combination of declining interest rates, and successful allocation strategies. The Fund's above-index duration (sensitivity to changes in interest rates) boosted returns, as yields fell. The portfolio's focus on higher quality securities helped performance as the global financial crisis deepened and economic problems spread around the globe, pushing nervous investors into higher-quality bonds. Our underweight position in corporate bonds also helped the Fund as that sector under-performed for much of the year, due to investors' fears that the U.S. economy and corporate earnings would slow as a result of the global crisis. During the fourth quarter of 1998 and the first quarter of this year, the global turmoil settled down, and the Fund suffered due to an overweight position in intermediate maturity issues, the portion of the yield curve that experienced the largest increase in interest rates.
     Looking ahead, the Fund's management anticipates that the economy will continue to expand, but at a more moderate pace, and that the Federal Reserve will maintain a neutral stance. In such circumstances interest rates would likely remain stable and range bound for the coming year. With this in mind, the manager currently plans to attempt to enhance performance by employing strategies and securities that add incremental yield.

22                                            See page 51 for financial details.

PIMCO Total Return Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily an intermediate-term portfolio of investment grade bonds.

DURATION RANGE:
3-6 years

FUND INCEPTION DATE:
5/11/87

TOTAL NET ASSETS:
$26,125 million

PORTFOLIO MANAGER:
Bill Gross

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                       D Shares         Lipper Inter.      Lehman
                                        Inv. Grade Debt    Agg. Bond
                                        Fund Avg.          Index
--------------------------------------------------------------------------------
1 year                 7.3%             5.2%               6.5%
5 years                8.1%             6.9%               7.8%
10 years               9.8%             8.2%               9.1%
Inception              9.3%              --                 --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                    PIMCO           Lehman
MONTH               Total          Agg. Bond
                   Return D          Index
05/31/87            10,000          10,000
06/30/87            10,125          10,138
07/31/87            10,098          10,130
08/31/87            10,072          10,076
09/30/87             9,819           9,861
10/31/87            10,129          10,212
11/30/87            10,201          10,294
12/31/87            10,291          10,434
01/31/88            10,708          10,801
02/29/88            10,828          10,929
03/31/88            10,729          10,827
04/30/88            10,671          10,768
05/31/88            10,615          10,696
06/30/88            10,867          10,954
07/31/88            10,849          10,897
08/31/88            10,899          10,925
09/30/88            11,103          11,172
10/31/88            11,275          11,383
11/30/88            11,172          11,244
12/31/88            11,218          11,257
01/31/89            11,354          11,419
02/28/89            11,279          11,336
03/31/89            11,330          11,385
04/30/89            11,580          11,624
05/31/89            11,859          11,929
06/30/89            12,256          12,292
07/31/89            12,512          12,554
08/31/89            12,293          12,368
09/30/89            12,352          12,431
10/31/89            12,645          12,737
11/30/89            12,752          12,858
12/31/89            12,775          12,893
01/31/90            12,558          12,740
02/28/90            12,588          12,781
03/31/90            12,575          12,790
04/30/90            12,394          12,673
05/31/90            12,797          13,048
06/30/90            13,011          13,258
07/31/90            13,219          13,441
08/31/90            13,007          13,261
09/30/90            13,018          13,371
10/31/90            13,195          13,541
11/30/90            13,525          13,832
12/31/90            13,759          14,048
01/31/91            13,892          14,222
02/28/91            14,083          14,343
03/31/91            14,257          14,442
04/30/91            14,487          14,598
05/31/91            14,591          14,684
06/30/91            14,610          14,676
07/31/91            14,817          14,880
08/31/91            15,216          15,202
09/30/91            15,572          15,510
10/31/91            15,728          15,682
11/30/91            15,860          15,826
12/31/91            16,396          16,296
01/31/92            16,258          16,074
02/29/92            16,398          16,179
03/31/92            16,331          16,088
04/30/92            16,412          16,204
05/31/92            16,749          16,510
06/30/92            16,957          16,737
07/31/92            17,367          17,078
08/31/92            17,511          17,251
09/30/92            17,784          17,456
10/31/92            17,624          17,224
11/30/92            17,635          17,228
12/31/92            17,940          17,502
01/31/93            18,266          17,838
02/28/93            18,670          18,150
03/31/93            18,775          18,226
04/30/93            18,934          18,353
05/31/93            18,974          18,376
06/30/93            19,382          18,709
07/31/93            19,496          18,815
08/31/93            19,935          19,145
09/30/93            20,011          19,197
10/31/93            20,149          19,269
11/30/93            19,967          19,105
12/31/93            20,129          19,209
01/31/94            20,369          19,468
02/28/94            20,000          19,130
03/31/94            19,572          18,658
04/30/94            19,374          18,509
05/31/94            19,277          18,507
06/30/94            19,202          18,466
07/31/94            19,592          18,832
08/31/94            19,643          18,856
09/30/94            19,390          18,578
10/31/94            19,362          18,562
11/30/94            19,361          18,521
12/31/94            19,349          18,648
01/31/95            19,691          19,017
02/28/95            20,148          19,470
03/31/95            20,336          19,589
04/30/95            20,687          19,863
05/31/95            21,337          20,631
06/30/95            21,320          20,783
07/31/95            21,326          20,736
08/31/95            21,651          20,986
09/30/95            21,917          21,191
10/31/95            22,243          21,466
11/30/95            22,719          21,788
12/31/95            23,106          22,094
01/31/96            23,290          22,240
02/29/96            22,718          21,854
03/31/96            22,536          21,702
04/30/96            22,437          21,580
05/31/96            22,372          21,536
06/30/96            22,725          21,825
07/31/96            22,780          21,885
08/31/96            22,754          21,848
09/30/96            23,271          22,229
10/31/96            23,869          22,721
11/30/96            24,428          23,111
12/31/96            24,117          22,896
01/31/97            24,202          22,966
02/28/97            24,250          23,023
03/31/97            23,950          22,768
04/30/97            24,376          23,109
05/31/97            24,620          23,327
06/30/97            24,903          23,604
07/31/97            25,592          24,240
08/31/97            25,365          24,034
09/30/97            25,771          24,388
10/31/97            26,075          24,742
11/30/97            26,189          24,856
12/31/97            26,491          25,106
01/31/98            26,896          25,428
02/28/98            26,815          25,408
03/31/98            26,898          25,497
04/30/98            26,998          25,630
05/31/98            27,306          25,873
06/30/98            27,565          26,092
07/31/98            27,650          26,148
08/31/98            28,085          26,573
09/30/98            28,919          27,196
10/31/98            28,716          27,052
11/30/98            28,817          27,205
12/31/98            28,987          27,287
01/31/99            29,155          27,482
02/28/99            28,613          27,002
03/31/99            28,850          27,152

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares,s adjusted for Class D expenses. Class D shares were first offered in April 1998. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-----------------------------------------
1 year or less                       13%
-----------------------------------------
1-5 years                            40%
-----------------------------------------
5-10 years                           21%
-----------------------------------------
10-20 years                          22%
-----------------------------------------
20-30 years                           4%
-----------------------------------------
Duration                       4.7 years
-----------------------------------------

Sector Breakdown
-----------------------------------------
Mortgage-Backed Securities         42.6%
-----------------------------------------
Corporate Bonds & Notes            29.3%
-----------------------------------------
U.S. Treasury Obligations          10.1%
-----------------------------------------
Short-Term Instruments              6.2%
-----------------------------------------
Asset-Backed Securities             4.6%
-----------------------------------------
Other                               7.2%
-----------------------------------------

Quality Breakdown
-----------------------------------------
AAA                                62.3%
-----------------------------------------
AA                                  7.0%
-----------------------------------------
A                                  18.0%
-----------------------------------------
BBB                                 6.0%
-----------------------------------------
BB                                  6.6%
-----------------------------------------
B                                   0.1%
-----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Total Return Fund continues to deliver solid returns for shareholders. For the year ended March 31, 1999, the Fund's Class D shares returned 7.3%, exceeding the Lipper Intermediate Investment Grade Debt Fund Average of 5.2% for the same time period. In addition, the Fund has outperformed the Lipper Average for the three-, five- and ten-year periods as well as since the Fund's inception.
     The Fund's manager was cautiously bullish in the second and third quarters of 1998, enjoying a favorable interest rate environment while remaining wary of the global economic turmoil. This strategy proved prudent, as the Fund benefited from a combination of declining interest rates, and successful allocation strategies. The Fund's above-index duration (sensitivity to changes in interest rates) boosted returns, as yields fell. The portfolio's focus on higher quality securities helped performance as the global financial crisis deepened and economic problems spread around the globe, pushing nervous investors into higher-quality bonds. Our underweight position in corporate bonds also helped the Fund as that sector underperformed for much of the year, due to investors' fear that the U.S. economy and corporate earnings would slow due to the global crisis.
     Some of the strategies that contributed to performance in the second and third quarters of last year detracted from returns in the fourth quarter of 1998 and the first quarter of 1999. As the global financial markets settled down, investors returned to other segments of the bond market. Treasury prices declined as interest rates picked up on news that the U.S. economy continued to grow faster than expected. The portfolio's concentration in intermediate-maturity securities was modestly negative for returns, as interest rates picked up most in that portion of the yield curve. One strategy that did help results in the first quarter was an overweighting in mortgage-backed securities which allowed the manager to enhance the portfolio's yield without undertaking a large amount of additional risk.
     Looking ahead, the manager currently sees the U.S. economic expansion continuing, but at a more moderate pace, as consumer and investment spending cool off later this year. The Federal Reserve would likely maintain a neutral stance in such an environment, and interest rates would likely to remain stable and range bound. If interest rate volatility declines, strategies and securities that add incremental yield will be used to enhance performance.


                                         See page 54 for financial details.   23

PIMCO Total Return Mortgage Fund

OBJECTIVE:
Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Intermediate-term mortgage-related securities.

DURATION RANGE:
2-6 years

FUND INCEPTION DATE:
7/31/97

TOTAL NET ASSETS:
$4 million

PORTFOLIO MANAGER:
Pasi Hamaleinen

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/99

                   D Shares   Lipper U.S. Mortgage         Lehman Mortgage
                              Fund Average                 Index
--------------------------------------------------------------------------------
1 year             5.9%       5.2%                         6.3%
Inception          7.4%       --                           --

                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                    PIMCO               Lehman
 MONTH          Total Return           Mortgage
                 Mortgage D              Index
07/31/97           10,000                10,000
08/31/97           10,007                 9,976
09/30/97           10,162                10,103
10/31/97           10,310                10,215
11/30/97           10,356                10,248
12/31/97           10,475                10,342
01/31/98           10,587                10,445
02/28/98           10,604                10,467
03/31/98           10,641                10,511
04/30/98           10,711                10,570
05/31/98           10,801                10,641
06/30/98           10,869                10,691
07/31/98           10,910                10,746
08/31/98           11,038                10,843
09/30/98           11,160                10,974
10/31/98           11,113                10,960
11/30/98           11,159                11,015
12/31/98           11,187                11,061
01/31/99           11,253                11,140
02/28/99           11,192                11,096
03/31/99           11,262                11,170

*Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares, adjusted for Class D expenses. Class D shares were first offered in April 1998. See page 25 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
-------------------------------------------
1 year or less                         15%
-------------------------------------------
1-5 years                              70%
-------------------------------------------
5-10 years                             13%
-------------------------------------------
10-20 years                             2%
-------------------------------------------
20-30 years                             0%
-------------------------------------------
Duration                         2.2 years
-------------------------------------------

Sector Breakdown
-------------------------------------------
Mortgage-Backed Securities           70.2%
-------------------------------------------
U.S. Treasury Obligations            19.6%
-------------------------------------------
Short-Term Instruments               10.2%
-------------------------------------------

Quality Breakdown
-------------------------------------------
AAA                                  91.9%
-------------------------------------------
AA                                    8.1%
-------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Total Return Mortgage Fund outperformed the Lipper U.S. Mortgage Fund Average for the one-year period ended March 31, 1999. The Fund's Class D shares returned 5.9% versus 5.2% for the Lipper Average.
     Asia's economic problems coupled with Russia's collapse in the third quarter of 1998 led to a flight-to-quality rally for U.S. Treasuries. Despite the continued strength of the U.S. economy, the Federal Reserve lowered interest rates by three-quarters of a percentage point in a successful effort to restore confidence and liquidity to the credit markets.
     The Fund benefited from a capital appreciation standpoint as interest rates declined in response to the global turmoil. The Fund's above-index duration (sensitivity to changes in interest rates) helped performance as a result. Another strategy that benefited the Fund was an overweight position of less prepayment-sensitive lower-coupon mortgages. This allocation minimized the exposure to prepayment risk created by borrowers refinancing in the wake of lower interest rates.
     In the second half of the past year, as interest rates bounced modestly higher, the Fund's concentration in mortgage-backed securities helped performance by enhancing yield without undertaking a large amount of additional risk.
     A longer maturity mix relative to the index dragged down results slightly as the yield curve steepened, forcing long-term bond prices lower. The Fund's use of adjustable rate mortgages also detracted slightly from performance for the year, as borrowers used the lower interest rate environment to refinance at a fixed rate.
     Looking ahead, the manager currently anticipates the U.S. economic expansion continuing, but at a more moderate pace, as consumer and investment spending cool off later this year. The Federal Reserve would likely maintain a neutral stance in such an environment, and interest rates would remain stable and range bound. If interest rate volatility declines, strategies and securities that add incremental yield would be used to enhance performance.

24                                            See page 72 for financial details.

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

     Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

     +Yield is calculated in accordance with current Securities and Exchange Commission regulations and is based on the one-month period ended March 31, 1999.

     Duration is a measurement of a Fund's price sensitivity expressed in years.

     Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to directly invest in an unmanaged index. The J.P. Morgan Non-U.S. Index (Hedged) is an index of currency-hedged foreign government bonds. The Lehman BB Intermediate Corporate Index is an index of intermediate-term bonds with a BB rating. The Merrill Lynch 1-3 Year Treasury Index is an index made up of U.S. Treasury issues with maturities from one to three years. The Lehman Inflation Linked Treasury Index is an index of inflation liked Treasury bonds. The Lehman Aggregate Bond Index is an index of a variety of bonds. The Lipper Money Market Index is an index of money market funds. The Standard & Poor's 500 Index is an index of stocks of companies with large-capitalization stocks.

     Lipper averages are calculated by Lipper, Inc., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

     Morningstar's risk rating is a statistic that evaluates a fund's downside volatility relative to that of others in its investment class. To calculate it, Morningstar concentrates on those months during which a fund underperformed the average return of a 3-month Treasury bill. It does not take sales charges into account. For the 3-year period ended 3/31/99, PIMCO High Yield Fund's risk rating was the 3rd lowest among 146 funds.

     Morningstar's return rating is a statistic that compares a fund's excess return, adjusted for maximum front-end loads, applicable deferred fees, and redemption fees, over the risk-free rate (as measured by Treasury bills) to the average excess return for the investment class. For the 3-year period ended 3/31/99, PIMCO High Yield Fund had the 11th highest return rating among 146 funds.

     PIMCO Stocks Funds and PIMCO Bond Funds (excluding Municipal Bond) can invest a portion of their assets in foreign securities, which can entail special risks due to foreign economic and political developments. These risks can be enhanced when investing in emerging markets. The Innovation Fund concentrates its portfolios, making it more volatile than the overall stock market. PIMCO Bond Funds can invest in lower-rated bonds, which entail special risks such as less liquidity and possibility of default.

     An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     For additional information on the PIMCO equity funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, www.pimcofunds.com, 1-800-227-7337. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Foreign Bond Fund
March 31, 1999

                                                      Principal
                                                         Amount        Value
                                                         (000s)       (000s)

 ARGENTINA (e)(f) 2.6%

Republic of Argentina
        2.687% due 04/01/2001 (d)               AP       12,136   $   10,738
        5.000% due 12/20/2002                   JY      219,000        1,727
       12.110% due 04/10/2005 (d)                $        4,240        3,922
                                                                  ----------
Total Argentina                                                       16,387
(Cost $17,066)                                                    ==========

 BELGIUM (e)(f) 0.9%

Kingdom of Belgium
        9.000% due 03/28/2003                   EC            5            6
        5.100% due 11/21/2004 (d)               BF      183,200        5,648
                                                                  ----------
Total Belgium                                                          5,654
(Cost $6,075)                                                     ==========

 CANADA (e)(f) 8.8%

Commonwealth of Canada
        5.250% due 09/01/2003 (j)               C$       31,200       20,924
        6.625% due 10/03/2007                   N$       20,830       11,233
        6.000% due 06/01/2008 (j)               C$       18,000       12,751
Hydro-Quebec
        3.526% due 04/25/2000                   DM        5,000        2,756
Providence of Manitoba
       11.000% due 08/15/2000                   C$        5,000        3,574
Province of Quebec
        3.352% due 02/09/2000 (d)               DM        5,000        2,760
Sears Canada
       11.700% due 07/10/2000                   C$        1,000          712
                                                                  ----------
Total Canada                                                          54,710
(Cost $55,270)                                                    ==========

 CAYMAN ISLANDS (e)(f) 0.3%

Banco Nacional de Comercio Exterior, S.N.C
        5.300% due 09/21/2000                   JY      200,000        1,722
                                                                  ----------
Total Cayman Islands                                                   1,722
(Cost $1,728)                                                     ==========

 COLOMBIA (e)(f) 0.2%

Republic of Colombia
        3.000% due 12/22/2000                   JY      150,000        1,163
                                                                  ----------
Total Colombia                                                         1,163
(Cost $1,160)                                                     ==========

 DENMARK (e)(f) 5.4%

Kingdom of Denmark
        6.000% due 11/15/2002                   DK       53,500        8,392
        7.000% due 11/15/2007                            61,200       10,586
Unikredit Mortgage
        5.000% due 10/01/2029                            27,150        3,643
Nykredit Mortgage
        5.000% due 10/01/2029                            59,370        7,972
Realkredit Mortgage
        5.000% due 10/01/2029                            19,200        2,581
                                                                  ----------
Total Denmark                                                         33,174
(Cost $33,463)                                                    ==========

 FRANCE (e)(f) 1.4%

Caisse Autonome de Refinancement
        7.750% due 12/06/1999                             1,100          187
Republic of France
        7.750% due 10/25/2005 (j)               FF        2,800        3,727
        3.000% due 07/25/2009 (h)               EC        4,151        4,477
                                                                  ----------
Total France                                                           8,391
(Cost $8,835)                                                     ==========

 GERMANY (e)(f) 10.4%

Allgemeine Hypobank AG
        3.250% due 07/02/1999                   DM       15,000       16,189
Barclays Capital Corp.
        3.246% due 12/20/2000                             2,000        1,101
Depfa Pfandbriefbank
        2.964% due 03/26/2001 (d)               EC       16,480       17,764
Dresdner Finance BV
        3.179% due 01/11/2000 (d)               DM        1,000          551
Republic of Germany
        6.500% due 07/04/2027 (j)               EC       21,379       28,154
        5.625% due 01/04/2028                               350          411
                                                                  ----------
Total Germany                                                         64,170
(Cost $63,332)                                                    ==========

 GREECE (e)(f) 1.7%

Hellenic Republic
       11.200% due 05/19/2003 (d)              GD       100,000          341
       11.100% due 06/17/2003 (d)                       107,400          365
       11.000% due 10/23/2003 (d)                       376,000        1,294
        8.600% due 03/26/2008 (j)                     2,140,300        8,364
                                                                  ----------
Total Greece                                                          10,364
(Cost $10,797)                                                    ==========

 IRELAND (f) 0.1%

Republic of Ireland
        7.250% due 06/22/1999                   DM        1,500          835
                                                                  ----------
Total Ireland                                                            835
(Cost $851)                                                       ==========

 ITALY (e)(f) 13.2%

Republic of Italy
        6.000% due 02/15/2000                   EC       50,000       55,344
        5.500% due 09/15/2000 (j)                           360          402
        4.750% due 05/01/2003                                 0            0
        7.250% due 11/01/2026 (j)                         6,321        8,873
        6.500% due 11/01/2027 (j)                        13,430       17,316
                                                                  ----------
Total Italy                                                           81,935
(Cost $82,977)                                                    ==========

 JAPAN (e)(f) 20.7%

Government of Japan
        4.100% due 12/22/2003 (j)               JY    4,063,000       39,290
        4.500% due 12/20/2004 (j)                     1,294,300       12,882
        4.600% due 03/21/2005 (j)                     1,940,500       19,589
        4.000% due 06/20/2005 (j)                     1,078,300       10,599
        3.400% due 06/20/2005 (j)                     1,078,300       10,272
        3.000% due 09/20/2005 (j)                     1,775,600       16,571
        0.900% due 12/22/2008 (j)                     1,192,700        9,257
        2.000% due 03/20/2009 (j)                     1,136,600        9,852
                                                                  ----------
Total Japan                                                          128,312
(Cost $132,128)                                                   ==========

 MEXICO (f) 1.7%

United Mexican States
        5.560% due 04/07/2000 (l)                $        5,804        5,804
        8.750% due 05/30/2002                               270          427
       10.375% due 01/29/2003                   DM        2,575        1,542
        8.750% due 04/07/2004 (d)                $        3,100        3,065
                                                                  ----------
Total Mexico                                                          10,838
(Cost $10,855)                                                    ==========

 NETHERLANDS (f) 1.3%

GMAC International Finance BV
        7.125% due 02/10/2000                    $          744        1,217
Kingdom of Netherlands
        5.750% due 01/15/2004                   DG        2,214        2,631
LBW Finance NV
        7.000% due 03/08/2000                             4,985        2,851

26  See accompanying notes

                                                           Principal
                                                              Amount          Value
                                                              (000s)         (000s)
-----------------------------------------------------------------------------------
TPSA Finance BV
        7.750% due 12/10/2008                       $          1,470     $    1,436
                                                                         ----------
Total Netherlands                                                             8,135
(Cost $8,221)                                                            ==========

 NEW ZEALAND (e)(f) 1.4%

Commonwealth of New Zealand
        4.500% due 02/15/2016 (j)                  N$         16,500          8,940
                                                                         ----------
Total New Zealand                                                             8,940
(Cost $9,440)                                                            ==========

 NORWAY (f) 0.8%

Norwegian Government
        5.500% due 05/15/2009 (j)                  NK         37,200          5,056
                                                                         ----------
Total Norway                                                                  5,056
(Cost $5,024)                                                            ==========

 SINGAPORE (e)(f) 1.3%

Singapore Government
        4.375% due 10/15/2005                      S$         13,300          7,875
                                                                         ----------
Total Singapore                                                               7,875
(Cost $7,867)                                                            ==========

 SOUTH KOREA (f) 1.0%

Korea Development Bank
        3.258% due 05/14/2001 (d)                  DM          7,310          3,842
Korean Export-Import Bank
        7.250% due 06/25/2001                       $          1,945          1,901
        6.500% due 02/10/2002                                    800            769
                                                                         ----------
Total South Korea                                                             6,512
(Cost $6,515)                                                            ==========

 SPAIN (e)(f) 3.4%

Kingdom of Spain
        6.000% due 01/31/2008 (j)                  EC              0              0
        6.000% due 01/31/2029                                 17,260         20,818
                                                                         ----------
Total Spain                                                                  20,818
(Cost $22,223)                                                           ==========

 SUPRANATIONAL (e)(f) 8.4%

Eurofima
        5.625% due 11/25/1999                      FF          1,000            167
European Investment Bank
        6.250% due 07/28/1999                                  3,000            499
       12.750% due 02/15/2000                      IL      1,262,000            761
        7.000% due 12/08/2003                      BP          6,300         10,892
International Bank for Reconstruction & Development
        7.250% due 10/13/1999                      DM         20,870         11,793
        6.875% due 07/14/2000                      BP          2,500          4,113
        7.000% due 09/18/2000                      N$          6,400          3,516
        7.250% due 04/09/2001                                  6,400          3,547
        7.000% due 06/07/2002                      BP          1,100          1,862
        7.250% due 05/27/2003                      N$         10,670          5,991
International Finance Corp.
        6.340% due 02/17/2000                      BP          4,965          8,079
World Bank
       10.250% due 04/11/2002                      PP         31,000            729
                                                                         ----------
Total Supranational                                                          51,949
(Cost $52,615)                                                           ==========

 SWEDEN (e)(f) 6.0%

Kingdom of Sweden
       13.000% due 06/15/2001                      SK         11,200          1,638
        5.500% due 04/12/2002 (j)                              6,100            788
        6.500% due 05/05/2008 (j)                            248,600         35,057
                                                                         ----------
Total Sweden                                                                 37,483
(Cost $37,234)                                                           ==========

 UNITED KINGDOM (e)(f) 17.5%

FCE Bank PLC
        7.500% due 12/08/1999                      DM          9,808          5,564
Polestar Corp. PLC
       10.500% due 05/30/2008                      BP          4,300          7,056
SCCR Series 1 Limited
        4.838% due 05/15/2000 (d)                  IL     15,380,000          8,566
United Kingdom Gilt
        8.000% due 06/10/2003 (j)                  BP         17,735         32,479
        8.500% due 12/07/2005 (j)                              9,656         18,999
        7.250% due 12/07/2007 (j)                             18,949         36,208
                                                                         ----------
Total United Kingdom                                                        108,872
(Cost $108,262)                                                          ==========

 UNITED STATES (e)(f) 60.8%

Corporate Bonds & Notes 19.5%
Associates Corp. of North America
        5.104% due 08/27/2001 (d)                   $          5,000          5,013
AT&T Capital Corp.
        5.438% due 04/01/1999 (d)                              7,800          7,800
        6.410% due 08/13/1999                                  4,310          4,327
Capital One Bank
        6.420% due 11/12/1999 (i)                             12,080         12,148
CSFP Credit
        6.199% due 11/19/2004 (i)                             19,000         18,953
Delta Air Lines
        6.034% due 06/29/1999                                  1,910          1,911
Ford Credit Auto Owner Trust
        5.810% due 03/15/2002                                  8,000          8,055
General Electric Capital Corp.
        6.750% due 12/30/1999                      BP          1,029          1,676
        9.000% due 02/14/2000                                  1,157          1,920
General Motors Acceptance Corp.
        5.100% due 12/10/2001-11/12/2002 (d)(g)     $          7,100          7,103
        5.250% due 04/05/2004 (d)                             12,200         12,179
J.P. Morgan & Co.
        5.459% due 02/15/2012                                  5,500          4,869
Lehman Brothers, Inc.
        5.287% due 02/27/2001 (d)                              4,900          4,873
Merrill Lynch & Co.
        5.299% due 11/01/2001 (d)                              6,830          6,831
Occidental Petroleum
        8.500% due 09/15/2004                                  1,800          1,808
Residential Reinsurance
        9.180% due 06/01/1999 (d)                              2,250          2,275
RJR Nabisco
        8.625% due 12/01/2002                                  4,100          4,263
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                                 12,555         12,232
Toyota Motor Credit
        7.250% due 02/23/2000                      DM          5,090          2,905
                                                                         ----------
                                                                            121,141
                                                                         ==========
U.S. Government Agencies 11.0%
Federal Home Loan Bank
        4.609% due 02/15/2002 (d)                   $         14,000         13,655
Federal National Mortgage Assn.
        6.875% due 06/07/2002 (j)                  BP         10,230         17,315
        7.250% due 06/20/2002                      N$         14,850          8,299
        6.500% due 07/10/2002 (j)                  A$          7,900          5,189
Student Loan Marketing Assn.
        5.248% due 01/25/2003 (d)                   $          6,353          6,362
        5.070% due 04/25/2004 (d)                                504            499
        5.008% due 10/25/2004 (d)                              1,047          1,045
        5.098% due 04/25/2006 (d)                              6,466          6,444
        5.178% due 04/25/2007 (d)                              9,710          9,711
                                                                         ----------
                                                                             68,519
                                                                         ==========
U.S. Treasury Obligations 13.0%
Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(j)                          66,780         66,362
        3.625% due 07/15/2002 (h)                             14,310         14,220
                                                                         ----------
                                                                             80,582
                                                                         ==========

                                                      See accompanying notes  27

Foreign Bond Fund
March 31, 1999

                                                   Principal
                                                      Amount              Value
                                                      (000s)             (000s)
--------------------------------------------------------------------------------
Mortgage-Backed Securities 8.8%
Chase Mortgage Finance Corp.
        6.550% due 08/25/2028                     $    3,360         $    3,392
Citicorp Mortgage Securities, Inc.
        6.500% due 07/25/2028                          3,980              4,014
Federal Home Loan Mortgage Corp.
        6.000% due 03/15/2008                          1,220              1,223
        9.050% due 06/15/2019                             92                 98
        7.441% due 06/01/2022 (d)                      1,714              1,745
        7.500% due 08/01/2022 (d)                      1,060              1,086
        6.500% due 09/15/2022                            287                287
        6.000% due 05/17/2029                          2,000              1,944
Federal National Mortgage Assn.
        5.500% due 02/25/2005                            523                522
        7.531% due 07/01/2021 (d)                      1,311              1,339
        7.060% due 11/01/2022 (d)                      1,362              1,400
        6.561% due 01/01/2023 (d)                      1,775              1,820
        6.613% due 01/01/2023 (d)                      2,398              2,457
        7.329% due 08/01/2023 (d)                      1,431              1,470
Government National Mortgage Assn.
        6.125% due 11/20/2021 (d)                        739                752
        6.875% due 05/20/2022 (d)                         67                 68
        6.625% due 07/20/2022-09/20/2022 (d)(g)        1,269              1,291
        6.875% due 05/20/2023 (d)                        734                747
        6.625% due 07/20/2023-09/20/2023 (d)(g)        4,517              4,592
        6.125% due 10/20/2023-10/20/2024 (d)(g)        4,495              4,564
        6.875% due 04/20/2025 (d)                        259                263
        6.625% due 07/20/2025-09/20/2025 (d)(g)        8,712              8,845
        6.125% due 12/20/2025 (d)                        434                440
        6.625% due 09/20/2026 (d)                        977                990
        6.125% due 11/20/2026-12/20/2026 (d)(g)        2,305              2,343
        6.880% due 04/20/2027 (d)                      2,580              2,620
Independent National Mortgage Corp.
        8.107% due 11/25/2024 (d)                         82                 84
Morgan Stanley Mortgage
        8.150% due 07/20/2021                              3                  3
Sears Mortgage
        6.499% due 06/25/2022 (d)                        107                108
Structured Asset Mortgage Investments, Inc.
        6.580% due 06/25/2029 (d)                      3,300              3,338
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                        882                883
                                                                     ----------
                                                                         54,728
                                                                     ==========
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
        5.157% due 03/25/2027 (d)                      1,566              1,566
Banc One Auto Grantor Trust
        6.270% due 11/20/2003                            891                901
        6.290% due 07/20/2004                          1,183              1,196
Chase Manhattan Grantor Trust
        6.610% due 09/15/2002                            706                715
Citibank Credit Card Master Trust
        4.946% due 05/15/2002                          1,200              1,200
Comed Transitional Funding Trust
        5.380% due 03/25/2002                          1,318              1,321
Conti Mortgage Home Equity Loan Trust
        5.106% due 10/15/2012 (d)                      3,337              3,335
        6.020% due 12/25/2013                         17,000             16,995
Daimler-Benz Vehicle Trust
        5.230% due 06/10/2000                          2,880              2,881
Emergent Home Equity Loan Trust
        6.745% due 05/15/2012                          2,494              2,504
EQCC Home Equity Loan Trust
        5.770% due 03/20/2029                          5,000              5,001
        5.202% due 03/20/2029 (d)                      1,000              1,000
First Security Auto Owner Trust
        5.311% due 04/15/2002                          2,000              2,005
Illinois Power Special Purpose Trust
        5.390% due 06/25/2002                          1,140              1,144
MBNA Master Credit Card Trust
        6.050% due 11/15/2002                          2,070              2,090
Nissan Auto Receivables Grantor Trust
        5.450% due 04/15/2004                          4,581              4,578
Premier Auto Trust
        6.250% due 08/06/2001                          2,277              2,290
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                          1,955              1,968
                                                                     ----------
                                                                         52,690
                                                                     ----------
Total United States                                                     377,660
(Cost $376,841)                                                      ==========

 PURCHASED CALL OPTIONS 0.0%

U.S. Treasury Note (OTC)
        Strike @ 101.188 Exp. 06/14/1999
        7.250% due 05/15/2004                          3,400                249
                                                                     ----------
Total Purchased Call Options                                                249
(Cost $255)                                                          ==========

 SHORT-TERM INSTRUMENTS 7.2%

Commercial Paper 5.2%
Bank of Tokyo
        5.928% due 07/30/1999                          5,940              5,955
E.I. Du Pont de Nemours
        4.860% due 04/23/1999                          2,300              2,293
        4.800% due 06/07/1999                          2,700              2,675
Ford Motor Credit Corp.
        4.840% due 04/23/1999                          9,500              9,472
National Rural Utilities Cooperative
        4.820% due 06/17/1999                          1,800              1,781
Pfizer, Inc.
        4.820% due 05/17/1999                          8,000              7,951
Proctor & Gamble Co.
        4.810% due 05/26/1999                          1,900              1,886
Shell Oil Co.
        4.790% due 06/04/1999                            400                397
                                                                     ----------
                                                                         32,410
                                                                     ==========
Repurchase Agreement 2.0%
State Street Bank
        4.000% due 04/01/1999                         12,158             12,158
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Note 5.375% 01/31/2000 valued at
        $12,402,018. Repurchase proceeds are
        $12,159,351.)

U.S. Treasury Bills (b)(g) 0.0%
        4.402% due 06/24/1999                            275                273
                                                                     ----------

Total Short-Term Instruments                                             44,841
(Cost $44,827)                                                       ==========

Total Investments (a) 176.5%                                         $1,096,045
(Cost $1,103,861)

Written Options (c) (0.0%)                                                  (90)
(Premiums $126)

Other Assets and Liabilities (Net) (76.5%)                             (475,172)
                                                                     ----------

Net Assets 100.0%                                                    $  620,783
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,097,543 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $    8,571

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (16,493)
                                                                     ----------

Unrealized depreciation-net                                          $   (7,922)
                                                                     ==========
28  See accompanying notes

(b) Securities with an aggregate market value of $273 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
                                                     # of         Appreciation/
Type                                            Contracts        (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                      19           $      13
Eurodollar September Futures (09/2000)                 34                  16
Eurodollar December Futures (12/2000)                  19                  10
U.S. Treasury 30 Year Bond (06/1999)                   40                 (41)
United Kingdom 90 Day LIBOR (12/2000)                 287                (114)
                                                                    ---------
                                                                    $    (116)
                                                                    =========

(c) Premiums received on written options:

Type                                               Par     Premium        Value
--------------------------------------------------------------------------------
Call - OTC Japanese Yen vs US Dollar
        Strike 115.00 Exp. 04/22/1999    JY      6,110    $     79     $     43
Call - OTC Government of Japan
        2,000% due 03/20/2009
        Strike 102.50 Exp. 04/23/1999          972,800          47           47
                                                          ---------------------
                                                          $    126     $     90
                                                          =====================

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                            Principal
                               Amount                           Unrealized
                           Covered by        Settlement      Appreciation/
Type       Currency          Contract             Month     (Depreciation)
--------------------------------------------------------------------------------
Buy              A$             7,130           04/1999         $      (9)
Sell                            7,139           04/1999                35
Buy              AP             6,455           04/1999               158
Buy                             3,410           05/1999               102
Buy              BP             2,086           04/1999                (8)
Sell                           51,501           04/1999               308
Sell                              790           05/1999                 0
Buy              C$             8,318           04/1999                17
Sell                           15,201           04/1999                62
Buy              DK            28,442           04/1999                 5
Sell                          141,782           04/1999             1,453
Buy                            26,966           05/1999               (58)
Sell                           81,015           05/1999                60
Buy              EC            50,872           04/1999            (2,293)
Sell                          137,087           04/1999             3,062
Buy                             3,880           05/1999                (3)
Sell             GD           596,882           04/1999                73
Buy              JY            39,539           04/1999                11
Sell                          138,795           04/1999                 4
Sell                        2,185,916           05/1999                49
Buy              N$            40,847           04/1999              (109)
Sell                           36,088           04/1999               174
Sell                           82,083           05/1999              (477)
Buy              S$                45           04/1999                (1)
Sell                           13,805           06/1999                (6)
Buy              SF            19,457           04/1999              (186)
Sell                           19,799           04/1999               124
Buy              SK           335,632           04/1999            (1,753)
Sell                          374,274           04/1999             1,747
                                                                ---------
                                                                $   2,541
                                                                =========

(f) Principal amount denoted in indicated currency:

           A$ - Australian Dollar
           AP - Argentine Peso
           BF - Belgian Franc
           BP - British Pound
           C$ - Canadian Dollar
           DK - Danish Krone
           DM - German Mark
           EC - European Currency Unit
           FF - French Franc
           FM - Finnish Markka
           GD - Greek Drachma
           IL - Italian Lira
           JY - Japanese Yen
           N$ - New Zealand Dollar
           NK - Norwegian Kroner
           S$ - Singapore Dollar
           SF - Swiss Franc
           SK - Swedish Krona

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Restricted security.

(j) Subject to a financing transaction.

(k) Swap agreements outstanding at March 31, 1999

                                                       Notional      Unrealized
Type                                                     Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month United Mexican States and pay United Mexican States fixed rate.


Broker: Merrill Lynch                               $     5,804      $    (116)
Exp. 04/07/2000

(l) Subject to an asset swap.

                                                      See accompanying notes  29

Schedule of Investments

High Yield Fund
March 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)
--------------------------------------------------------------
  CORPORATE BONDS & NOTES 79.4%
Banking & Finance 5.2%
Arvin Capital
        9.500% due 02/01/2027           $ 19,000     $ 19,517
Bay View Capital Corp.
        9.125% due 08/15/2007              8,000        7,800
Charter Commercial Holdings LLC
        8.250% due 04/01/2007              7,600        7,809
Circus Circus Enterprise
        9.250% due 12/01/2005              8,100        8,485
Forest City Enterprises
        8.500% due 03/15/2008             12,350       12,473
Fuji Bank
        9.870% due 12/31/2049 (d)         26,000       20,386
General Motors Acceptance Corp.
        5.095% due 04/29/2002 (d)            800          798
Golden State Holdings
        7.000% due 08/01/2003                205          206
        7.125% due 08/01/2005                870          877
Presidential Life Insurance Corp.
        7.875% due 02/15/2009             12,750       12,503
Sumitomo
        9.400% due 12/29/2049 (d)         29,800       28,012
TPSA Finance BV
        7.750% due 12/10/2008             13,950       13,624
Trizec Finance Limited
        10.875% due 10/15/2005            18,751       20,532
Willis Corroon Corp.
        9.000% due 02/01/2009             14,200       14,449
                                                     --------
                                                      167,471
                                                     ========
Industrials 60.8%
Aaf-Mcquay, Inc.
        8.875% due 02/15/2003              1,000          955
Abbey Healthcare Group
        9.500% due 11/01/2002             15,195       14,891
Advanced Lighting
        8.000% due 03/15/2008             15,675       13,912
AEI Holding Co.
        10.500% due 12/15/2005            11,130       11,241
Agriculuture Minerals & Chemicals
        10.750% due 09/30/2003             3,000        3,060
Airtrust
        0.000% due 06/01/2013 (c)         12,942        5,032
Allied Waste North America, Inc.
        7.375% due 01/01/2004             15,100       14,760
        7.625% due 01/01/2006             25,975       25,354
American Airlines
        10.610% due 03/04/2010               650          836
American Axle & Manufacturing, Inc.
        9.750% due 03/01/2009              9,550        9,813
American Standard, Inc.
        7.125% due 02/15/2003                300          296
        7.375% due 02/01/2008             10,800       10,611
        9.250% due 12/01/2016              6,084        6,213
Amerigas Partners LP
        10.125% due 04/15/2007             4,200        4,389
Amphenol Corp.
        9.875% due 05/15/2007              7,100        7,420
Applied Power, Inc.
        8.750% due 04/01/2009             14,200       14,413
Avalon Cable
        9.375% due 12/01/2008              1,600        1,686
Ball Corp.
        7.750% due 08/01/2006             10,500       10,894
        8.250% due 08/01/2008              9,600        9,960
Beckman Instruments, Inc.
        7.100% due 03/04/2003              4,475        4,481
        7.450% due 03/04/2008             10,625       10,649
Benedek Broadcasting Corp.
        11.875% due 03/01/2005            24,940       26,935
Benedek Communications Corp.
        0.000% due 05/15/2006 (c)          1,500        1,148
Beverly Enterprises, Inc.
        9.000% due 02/15/2006             12,700       12,509
Bresnan Communications
        8.000% due 02/01/2009              1,000        1,032
Buckeye Technologies, Inc.
        8.000% due 10/15/2010             14,100       14,206
Building Materials Corp.
        7.750% due 07/15/2005             18,450       18,035
        8.625% due 12/15/2006              1,235        1,261
        8.000% due 10/15/2007              4,050        3,999
        8.000% due 12/01/2008             17,600       17,424
Caesars World
        8.875% due 08/15/2002              1,250        1,253
Call-Net Enterprises, Inc.
        8.000% due 08/15/2008              6,900        6,900
Canadian Forest Oil Limited
        8.750% due 09/15/2007              4,100        3,977
Century Communications Corp.
        9.500% due 08/15/2000                600          615
        0.000% due 03/15/2003             15,400       11,126
        9.500% due 03/01/2005              2,000        2,140
        8.750% due 10/01/2007              6,000        6,285
        0.000% due 01/15/2008              5,000        2,363
CF Cable TV, Inc.
        9.125% due 07/15/2007              9,000        9,610
Chattem, Inc.
        8.875% due 04/01/2008              4,950        5,000
Circus Circus Enterprises
        6.750% due 07/15/2003             17,400       16,597
Clark R & M, Inc.
        8.625% due 08/15/2008              4,000        3,600
Clark R&M Holdings
        8.375% due 11/15/2007              5,000        4,481
Coltec Industries, Inc.
        7.500% due 04/15/2008             38,750       39,525
Columbia/HCA Healthcare
        6.125% due 12/15/2000              2,000        1,949
        7.000% due 07/01/2007              3,350        3,018
        6.730% due 07/15/2045              9,000        8,555
Columbus McKinnon
        8.500% due 04/01/2008             16,500       16,046
Comcast Corp.
        9.500% due 01/15/2008              6,837        7,256
Container Corp. of America
        11.250% due 05/01/2004            12,020       12,741
Continental Cablevision
        9.500% due 08/01/2013             10,000       11,927
Cross Timbers Oil Co.
        9.250% due 04/01/2007              4,750        4,631
        8.750% due 11/01/2009              6,000        5,790
CSC Holdings, Inc.
        9.875% due 05/15/2006                850          918
        9.875% due 02/15/2013              2,000        2,212
        10.500% due 05/15/2016            11,000       13,200
        7.875% due 02/15/2018             10,000       10,175
        9.875% due 04/01/2023              9,000       10,102
Cumberland Farms
        10.500% due 10/01/2003             4,175        4,154
Decision One
        7.890% due 08/07/2003 (d)          4,513        2,031
        8.040% due 08/07/2003 (d)            516          232
Delta Air Lines
        10.790% due 03/26/2014             2,264        3,006
Dial Call Communications
        10.250% due 12/15/2005 (d)         3,772        3,781
Diamond Cable Communication Co.
        0.000% due 09/30/2004              2,000        2,055
        0.000% due 12/15/2005 (d)          5,000        4,444
Echostar DBS Corp.
        9.250% due 02/01/2006             33,150       34,435
        9.375% due 02/01/2009              2,000        2,087
Emmis Communications Corp.
        8.125% due 03/15/2009              7,150        7,224
Envirosource, Inc.
        9.750% due 06/15/2003             12,068       11,473
Extended Stay America
        9.150% due 03/15/2008             11,500       11,212

30   See accompanying notes

                                     Principal
                                        Amount       Value
                                        (000s)      (000s)
-----------------------------------------------------------
Extendicare Health Services
        9.350% due 12/15/2007          $ 7,750     $ 6,200
EZ Communication, Inc.
        9.750% due 12/01/2005            2,500       2,691
Falcon Holding Group LP
        0.000% due 04/15/2010 (c)       11,700       8,161
        8.375% due 04/15/2010            7,150       7,221
Federal-Mogul Corp.
        7.500% due 07/01/2004           24,000      24,070
        7.375% due 01/15/2006              250         246
        7.750% due 07/01/2006            9,100       9,133
Ferrellgas Partners LP
        9.375% due 06/15/2006              125         125
Fisher Scientific International
        7.125% due 12/15/2005            6,500       5,784
        9.000% due 02/01/2008           30,075      30,376
Foamex LP
        9.875% due 06/15/2007              700         669
Fred Meyer, Inc.
        7.450% due 03/01/2008              400         423
Furon Co.
        8.125% due 03/01/2008            1,400       1,379
Garden State Newspapers
        8.750% due 10/01/2009           24,155      24,517
        8.625% due 07/01/2011            6,900       6,969
Globalstar LP
        11.375% due 02/15/2004           8,350       5,302
        11.250% due 06/15/2004           5,500       3,465
        10.750% due 11/01/2004           3,106       1,864
Golden Northwest Aluminum
        12.000% due 12/15/2006           4,850       4,874
Goss Graphic Systems, Inc.
        12.000% due 10/15/2006           6,450       2,290
Grupo Televisa SA
        11.375% due 05/15/2003           1,300       1,319
        0.000% due 05/15/2008 (c)        6,475       5,455
Gulf Canada Resources
        9.250% due 01/15/2004           12,575      12,809
        9.625% due 07/01/2005            1,680       1,718
        8.375% due 11/15/2005            4,000       4,000
Harnischfeger Industrial, Inc.
        8.900% due 03/01/2022            6,300       5,608
        7.250% due 12/15/2025            9,500       7,084
Harrahs Operating Co., Inc
        7.875% due 12/15/2005            4,900       4,957
        7.500% due 01/15/2009           20,675      20,941
Henry Co.
        10.000% due 04/15/2008           2,000       1,990
HMH Properties, Inc.
        7.875% due 08/01/2005           20,650      20,289
        8.450% due 12/08/2006            6,350       6,350
Hollinger International Publishing
        8.625% due 03/15/2005            4,200       4,378
        9.250% due 02/01/2006            2,800       2,926
Holmes Products Corp.
        9.875% due 11/15/2007            5,200       4,966
Host Marriott LP
        8.375% due 02/15/2006            5,000       5,056
Huntsman Corp.
        9.500% due 07/01/2007           12,350      12,227
Huntsman Packaging Corp.
        9.125% due 10/01/2007           11,050      11,105
Impsat Corp.
        12.375% due 06/15/2008          10,900       9,756
Integrated Health Services
        7.312% due 12/31/2005 (d)        9,875       9,505
        9.500% due 09/15/2007            2,950       1,962
Intermedia Communications, Inc.
        0.000% due 05/15/2006 (c)       30,735      26,739
        8.500% due 01/15/2008            4,950       4,962
        9.500% due 03/01/2009              800         842
ISP Holdings, Inc.
        9.750% due 02/15/2002              250         259
        9.000% due 10/15/2003           23,370      23,954
ITC Deltacom, Inc.
        11.000% due 06/01/2007           3,250       3,591
IXC Communications, Inc.
        9.000% due 04/15/2008            8,500       8,904
J.Q. Hammons Hotels
        8.875% due 02/15/2004            8,500       7,916
Jones Intercable, Inc.
        8.875% due 04/01/2007           10,060      11,016
Jupiters Limited
        8.500% due 03/01/2006           10,100      10,201
K-Mart Corp.
        12.350% due 01/01/2008 (b)       4,127       4,581
        8.800% due 07/01/2010            1,250       1,296
        9.350% due 01/02/2020           15,374      15,375
        9.780% due 01/05/2020            9,575       9,950
K-III Communications Co.
        8.500% due 02/01/2006           18,190      18,599
L-3 Communications Corp.
        10.375% due 05/01/2007           5,750       6,354
Lenfest Communications
        8.375% due 11/01/2005           13,650      14,605
        10.500% due 06/15/2006             525         609
Level 3 Communications, Inc.
        9.125% due 05/01/2008           30,200      30,275
Lin Holdings Corp.
        0.000% due 03/01/2008 (d)       18,750      13,313
Lin Television Corp.
        8.375% due 03/01/2008            8,800       8,833
Magnum Hunter Resources, Inc.
        10.000% due 06/01/2007           3,900       3,451
Mail-Well, Inc.
        8.750% due 12/15/2008 (d)       16,100      16,583
Market Hub Partners
        8.250% due 03/01/2008            7,700       7,816
Marsh Supermarkets, Inc.
        8.875% due 08/01/2007            4,000       4,200
McLeodUSA, Inc.
        0.000% due 03/01/2007 (c)       27,475      22,049
        8.375% due 03/15/2008              300         303
        9.500% due 11/01/2008           13,625      14,681
        8.125% due 02/15/2009            9,050       9,073
MJD Communications, Inc.
        9.500% due 05/01/2008            6,525       6,623
Navistar International Corp.
        8.000% due 02/01/2008            8,000       8,280
Newpark Resources, Inc.
        8.625% due 12/15/2007            5,050       4,823
Newsquest Capital
        11.000% due 05/01/2006           2,550       2,818
NTL, Inc.
        10.000% due 02/15/2007           2,000       2,125
        11.500% due 10/01/2008          10,900      12,344
Occidental Petroleum
        6.400% due 04/01/2003            2,500       2,474
Ocean Rig Norway
        10.250% due 06/01/2008           6,325       4,459
Octel Developments PLC
        10.000% due 05/01/2006           2,100       2,179
Optel, Inc.
        13.000% due 02/15/2005           1,500       1,519
        11.500% due 07/01/2008           5,300       4,770
Orion Network Systems, Inc.
        0.000% due 01/15/2007 (c)       20,350      11,396
        11.250% due 01/15/2007          16,375      14,656
Owens & Minor, Inc.
        10.875% due 06/01/2006             950       1,030
P&L Coal Holdings
        8.875% due 05/15/2008           29,550      30,991
Packaging Corp. of America
        9.625% due 04/01/2009           11,025      11,025
Packard Bioscience Co.
        9.375% due 03/01/2007            2,950       2,869
Perkins Family Restaurants
        10.125% due 12/15/2007           3,450       3,709

                                                      See accompanying notes  31

High Yield Fund
March 31, 1999


                                           Principal
                                              Amount                Value
                                              (000s)               (000s)
--------------------------------------------------------------------------
Perry-Judd
        10.625% due 12/15/2007           $     6,445          $     6,735
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)              8,600                8,009
Phar-Mor, Inc.
        11.720% due 09/11/2002                 8,005                8,445
Pharmerica, Inc.
        8.375% due 04/01/2008                 15,650               16,667
Physician Sales and Service, Inc.
        8.500% due 10/01/2007                 10,250               10,404
Piedmont Aviation
        10.250% due 03/28/2005                   821                  883
Pioneer Natonal Resources
        8.875% due 04/15/2005                 17,000               16,402
        6.500% due 01/15/2008                  6,950                5,744
Polymer Group, Inc.
        9.000% due 07/01/2007                 20,805               21,169
        8.750% due 03/01/2008                  6,200                6,371
Pool Energy Co.
        8.625% due 04/01/2008                 11,750               11,838
Pride International, Inc.
        9.375% due 05/01/2007                  3,400                3,264
Primedia, Inc.
        7.625% due 04/01/2008                  8,250                8,209
Printpack, Inc.
        9.875% due 08/15/2004                  2,325                2,293
Qwest Communications International, Inc.
        0.000% due 10/15/2007 (c)             13,040               10,432
        0.000% due 02/01/2008 (c)             10,550                8,203
        7.250% due 11/01/2008                  1,200                1,233
R & B Falcon Corp.
        9.500% due 12/15/2008                  3,200                2,896
R.H. Donnelly, Inc.
        9.125% due 06/01/2008                  4,600                4,876
Racers
        8.375% due 10/01/2007                 21,417               20,794
Regal Cinemas, Inc.
        9.500% due 06/01/2008                 12,150               12,484
        8.875% due 12/15/2010                  7,475                7,344
Renaissance Media Group
        0.000% due 04/15/2008 (c)             21,250               14,769
Revlon Consumer Products
        8.125% due 02/01/2006                  1,375                1,327
Riviera Holdings Corp.
        10.000% due 08/15/2004                 1,850                1,647
RJR Nabisco
        8.625% due 12/01/2002                 14,500               15,075
Rogers Cablesystems Limited
        10.000% due 03/15/2005                 7,500                8,494
Rogers Cantel, Inc.
        8.300% due 10/01/2007                 16,385               17,122
        9.375% due 06/01/2008                 15,500               17,089
Safety-Kleen Services
        9.250% due 06/01/2008                 25,500               26,775
Salem Communications
        9.500% due 10/01/2007                  5,400                5,724
Satelites Mexicanos
        9.060% due 06/30/2004 (d)              8,882                7,416
SC International Services, Inc.
        9.250% due 09/01/2007                 11,200               12,152
Scotsman Group, Inc.
        8.625% due 12/15/2007                  4,000                4,020
Silgan Holdings, Inc.
        9.000% due 06/01/2009                 23,160               23,913
Smith's Food & Drug Centers, Inc.
        8.640% due 07/02/2012                  9,575               10,102
        9.200% due 07/02/2018                 15,750               17,212
Smithfield Foods
        7.625% due 02/15/2008                  5,950                5,757
Station Casinos, Inc.
        9.750% due 04/15/2007                  8,600                9,116
        8.875% due 12/01/2008                  3,000                3,090
Stone Container Corp.
        9.875% due 02/01/2001                  2,000                2,040
        10.750% due 10/01/2002                 3,802                3,978
        11.500% due 10/01/2004                 2,000                2,130
Sun Healthcare Group, Inc.
        9.500% due 07/01/2007                  1,550                  318
        9.375% due 05/01/2008                  5,300                1,087
Supercanal Holdings
        11.500% due 05/15/2005                 4,800                1,920
Superior Telecom, Inc.
        9.312% due 11/27/2006                 16,000               15,840
Synthetic Industries, Inc.
        9.250% due 02/15/2007                 12,000               12,420
Telewest Communications
        9.625% due 10/01/2006                 12,750               13,547
Tenet Healthcare Corp.
        7.875% due 01/15/2003                  1,000                  999
        8.625% due 12/01/2003                  1,600                1,638
        8.000% due 01/15/2005                  5,300                5,267
        8.625% due 01/15/2007                  3,500                3,518
        7.625% due 06/01/2008                 20,000               19,400
TFM SA de CV
        0.000% due 06/15/2009 (c)              7,800                4,641
Trans-Resources, Inc.
        10.750% due 03/15/2008                14,650               14,650
        0.000% due 03/15/2008 (c)              1,750                  919
TV Guide, Inc.
        8.125% due 03/01/2009                 18,400               18,768
Unisys Corp.
        12.000% due 04/15/2003                 8,900                9,812
        7.875% due 04/01/2008                  4,000                4,210
United Defense Industry, Inc.
        8.750% due 11/15/2007                  9,000                9,090
United Refining Co.
        10.750% due 06/15/2007                 1,650                1,163
US Air, Inc.
        9.625% due 09/01/2003                 18,083               19,025
        9.330% due 01/01/2006                  6,443                6,669
Vectura Group, Inc.
        10.250% due 06/30/2008                 7,150                7,382
Vintage Petroleum
        9.000% due 12/15/2005                 10,490               10,490
        9.750% due 06/30/2009                  7,850                8,066
Westpoint Stevens, Inc.
        7.875% due 06/15/2005                  2,500                2,569
        7.875% due 06/15/2008                 17,450               17,930
World Color Press, Inc.
        8.375% due 11/15/2008                 15,650               16,120
Young Broadcasting, Inc.
        9.000% due 01/15/2006                 11,000               11,605
        8.750% due 06/15/2007                  4,510                4,645
                                                              -----------
                                                                1,961,472
                                                              ===========
Utilities 13.4%
AES Corp.
        10.250% due 07/15/2006                12,735               13,499
        8.375% due 08/15/2007                  1,000                  985
        8.500% due 11/01/2007                  6,300                6,206
Beaver Valley Funding Corp.
        9.000% due 06/01/2017                 32,000               35,610
Bridas Corp.
        12.500% due 11/15/1999                 4,500                4,590
California Energy
        9.500% due 09/15/2006                 10,000               11,021
Calpine Corp.
        9.250% due 02/01/2004                 15,250               15,707
        15.000% due 03/15/2004 (b)            10,000               11,751
        7.625% due 04/15/2006                  4,500                4,523
        8.750% due 07/15/2007                 14,950               15,259
        7.875% due 04/01/2008                 11,000               11,248
CMS Energy
        8.125% due 05/15/2002                  9,500                9,767
        7.000% due 01/15/2005                 12,000               11,705

32   See accompanying notes

                                              Principal
                                                 Amount                Value
                                                 (000s)               (000s)
-----------------------------------------------------------------------------

Flag Limited
        8.250% due 01/30/2008             $      39,575        $      38,388
GST Network
        0.000% due 05/01/2008 (c)                 8,000                4,240
Intermedia Communications
        0.000% due 07/15/2007 (c)                 6,250                4,766
ITC Deltacom, Inc.
        8.875% due 03/01/2008                    12,300               12,484
        9.750% due 11/15/2008                     1,750                1,859
Mastec, Inc.
        7.750% due 02/01/2008                     7,250                7,069
Metromedia Fiber Network, Inc.
        10.000% due 11/15/2008                    9,725               10,479
Metronet Communications
        0.000% due 06/15/2008 (c)                 8,975                6,978
        10.625% due 11/01/2008                    9,600               11,232
MJD Communications, Inc.
        9.160% due 05/01/2008 (d)                 6,000                5,848
Nextel Communications, Inc.
        9.750% due 08/15/2004                    10,000               10,413
        8.500% due 03/31/2007                     4,000                3,880
        0.000% due 02/15/2008 (c)                38,750               27,367
Nextel Partners, Inc.
        0.000% due 02/01/2009 (c)                17,750               10,295
Niagara Mohawk Power
        9.990% due 05/11/2004                     2,500                2,530
        7.625% due 10/01/2005                     8,400                8,658
        7.750% due 05/15/2006                     1,100                1,192
        7.750% due 10/01/2008                    27,000               28,990
        9.500% due 03/01/2021                     2,500                2,652
        7.875% due 04/01/2024                     7,500                7,907
North Atlantic Energy
        9.050% due 06/01/2002                     5,265                5,432
Orange PLC
        8.000% due 08/01/2008                    40,550               41,969
Rural Cellular Corp.
        9.625% due 05/15/2008                    11,800               12,355
Telewest Communications PLC
        0.000% due 10/01/2007 (d)                 2,500                2,212
        11.250% due 11/01/2008                    1,000                1,170
Wilmington Trust Co. - Tucson Electric
        10.211% due 01/01/2009 (b)                  500                  552
        10.732% due 01/01/2013 (b)                6,993                8,055
                                                                 ------------
                                                                     430,843
                                                                 ------------
Total Corporate Bonds & Notes                                      2,559,786
(Cost $2,564,972)                                                ============



        U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Strips
        0.000% due 08/15/2026                    29,700               6,046
                                                                 ------------
Total U.S. Treasury Obligations                                       6,046
(Cost $6,048)                                                    ============


        MORTGAGE-BACKED SECURITIES 1.7%
Collateralized Mortgage Obligations 1.4%
Asset Securitization Corp.
        7.384% due 08/13/2029                     1,500               1,464
Federal Deposit Insurance Corp.
        6.187% due 11/25/2026 (d)                   400                 373
Green Tree Financial Corp.
        8.000% due 07/15/2018                     7,000               6,821
LTC Commercial Corp.
        7.970% due 04/15/2028                     5,062               5,058
NationsBanc Mortgage Capital Corp.
        8.051% due 05/25/2028 (d)                 3,835               2,877
NationsLink Funding Corp.
        7.105% due 01/20/2013                    10,500               8,005
Red Mountain Funding Corp.
        9.150% due 11/28/2027                     5,727               5,562
Resolution Trust Corp.
        9.250% due 06/25/2023                     1,931               2,020
        9.050% due 08/25/2023                       568                 566
        6.900% due 02/25/2027                     7,164               6,752
        7.000% due 05/25/2027                     5,759               5,762
                                                                 ------------
                                                                     45,260
                                                                 ============
Other Mortgage-Backed Securities 0.2%
LTC Commercial Corp.
        9.200% due 08/04/2023                     3,235               3,215
Resolution Trust Corp.
        6.653% due 09/25/2020 (d)                   444                 382
        9.500% due 05/25/2024                        28                  28
Structured Asset Securities Corp.
        7.050% due 11/25/2007                     4,000               3,535
                                                                 ------------
                                                                      7,160
                                                                 ============
Stripped Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn. (IO)
        6.000% due 07/25/2005                       821                  31
        7.000% due 07/25/2008                     4,289                 551
        6.500% due 06/25/2017                     1,336                  82
        7.000% due 04/25/2019                    12,000               1,562
        7.000% due 12/25/2021                     7,591                 797
Fund America (Ioette)
        9.590% due 10/20/2021                        10                  25
                                                                 ------------
                                                                      3,048
                                                                 ------------
Total Mortgage-Backed Securities                                     55,468
(Cost $56,557)                                                   ============


        ASSET-BACKED SECURITIES 6.1%
Airplanes Pass Through Trust
        10.875% due 03/15/2019                   27,570              27,460
Apria Healthcare Group
        7.938% due 08/09/2001                     1,356               1,343
        8.438% due 08/09/2001                     6,148               5,971
BCP SA
        11.280% due 03/31/2006                   10,000               8,500
Charter Commercial Holdings LLC
        7.750% due 03/31/2028                    15,000              14,962
Columbia/HCA Healthcare
        6.807% due 09/30/1999                    13,750              13,526
        6.807% due 09/30/2000                    13,750              13,526
Decision One
        7.890% due 08/07/2003                     5,641               2,538
Huntsman Corp.
        8.812% due 03/20/2007 (d)                 3,500               3,500
Jefferson Smurfit
        8.250% due 03/31/2006                    18,905              18,076
Lyondell Petroleum
        6.937% due 06/17/1999                     7,675               7,579
        6.937% due 06/17/2000                    22,325              21,655
Morgan Stanley Aircraft Finance
        8.700% due 03/15/2023                    21,750              19,646
NTL, Inc.
        0.000% due 02/01/2006                     6,000               5,250
Starwood Hotels & Resorts Worldwide, Inc.
        8.687% due 02/23/2003 (d)                15,000              15,000
Stone Container Corp.
        8.500% due 04/01/2000 (d)                 8,185               8,216
TFM SA de CV
        6.190% due 06/30/2003 (d)                 4,000               3,760
Varig SA
        9.651% due 06/02/2005                     5,847               4,385
        8.777% due 06/02/2005                     1,732               1,299
                                                                 ------------
Total Asset-Backed Securities                                       196,192
(Cost $206,937)                                                  ============


See accompanying notes    33

High Yield Fund
March 31, 1999

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------

        SOVEREIGN ISSUES 2.2%

Embotelladora Arica SA
        9.875% due 03/15/2006                     $    22,000       $    22,277
Petroleos Mexicanos
        9.375% due 12/02/2008                           8,000             8,200
Republic of Argentina
        5.937% due 03/31/2005 (d)                       5,650             4,838
        5.750% due 03/31/2023 (d)                       9,000             6,255
Republic of Korea
        8.875% due 04/15/2008                          28,550            30,607
                                                                    -----------
Total Sovereign Issues                                                   72,177
(Cost $65,865)                                                      ===========


        PREFERRED STOCK 3.0%
                                                       Shares
CSC Holdings, Inc.
        12.738% due 01/02/2000                            169            19,358
Fresenius Medical Care
        7.875% due 01/02/2000                              28            27,468
        9.000% due 12/01/2006                              27            27,511
Newscorp Overseas Limited
        2.156% due 01/02/2000                             133             3,330
Primedia, Inc.
        8.624% due 01/02/2000                              50             4,763
        9.200% due 12/01/2006                              70             7,193
Sig Capital Trust
        9.500% due 08/15/2027                               7             5,479
                                                                    -----------
Total Preferred Stock                                                    95,102
(Cost $97,840)                                                      ===========


        SHORT-TERM INSTRUMENTS 7.6%
                                                    Principal
                                                       Amount
                                                       (000s)
Commercial Paper 6.4%
Abbott Laboratories
        4.840% due 04/09/1999                     $     4,500             4,495
Coca-Cola Co.
        4.770% due 04/08/1999                          22,600            22,579
        4.810% due 04/22/1999                           2,100             2,094
        4.780% due 06/21/1999                           6,200             6,133
E.I. Du Pont de Nemours
        4.800% due 06/04/1999                          12,500            12,393
Ford Motor Credit Corp.
        4.850% due 04/09/1999                          14,100            14,085
        4.840% due 04/23/1999                           3,500             3,490
General Electric Capital Corp.
        4.840% due 04/28/1999                             300               299
        4.840% due 04/30/1999                          24,100            24,006
        4.810% due 05/05/1999                             800               796
IBM Corp.
        4.810% due 04/21/1999                           7,200             7,181
KFW International Finance, Inc.
        4.760% due 04/06/1999                           2,900             2,898
National Rural Utilities Cooperative
        4.810% due 05/17/1999                          35,000            34,785
        4.820% due 06/10/1999                           3,400             3,368
Shell Oil Co.
        4.790% due 05/27/1999                          17,100            16,973
        4.780% due 06/22/1999                          50,000            49,456
                                                                    -----------
                                                                        205,031
                                                                    ===========
Repurchase Agreements 1.2%
State Street Bank
        4.000% due 04/01/1999                           4,217             4,217
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 7.500% 10/31/1999
        valued at $4,306,105. Repurchase
        proceeds are $4,217,469.)

Daiwa Securities
        4.920% due 04/01/1999                          13,600            13,600
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 8.375% 08/15/2008
        valued at $13,927,080. Repurchase
        proceeds are $13,601,859.)

Lehman Brothers, Inc.
        4.900% due 04/01/1999                          23,100            23,100
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 12.000% 08/15/2013
        valued at $23,511,616. Repurchase
        proceeds are $23,103,144.)
                                                                    -----------
                                                                         40,917
                                                                    -----------
Total Short-Term Instruments                                            245,948
(Cost $245,948)                                                     ===========


Total Investments (a) 100.2%                                        $ 3,230,719
(Cost $3,244,167)

Other Assets and Liabilities (Net) (0.2%)                                (7,469)
                                                                    ===========

Net Assets 100.0%                                                   $ 3,223,250
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $3,244,633 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $    66,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (80,147)
                                                                    -----------

Unrealized depreciation-net                                         $   (13,914)
                                                                    ===========

(b) Restricted security.

(c) Security becomes interest bearing at a future date.

(d) Variable rate security. The rate listed is as of March 31, 1999.

34   See accompanying notes

Schedule of Investments
Low Duration Fund
March 31, 1999

                                                       Principal
                                                          Amount        Value
                                                          (000s)       (000s)

 CORPORATE BONDS & NOTES 37.3%

Banking & Finance 19.4%
Associates Corp. of North America
        5.104% due 08/27/2001 (d)                       $  1,000     $  1,003
        6.875% due 06/20/2002                             20,000       20,515
        6.950% due 08/01/2002                              1,000        1,035
AT&T Capital Corp.
        6.490% due 05/17/1999                             10,000       10,011
Banc One Corp.
        7.250% due 08/01/2002                                500          521
BankAmerica Corp.
        7.200% due 09/15/2002                                100          104
        7.875% due 12/01/2002                                100          106
Bear Stearns Co., Inc.
        5.230% due 08/29/2000 (d)                         21,000       21,031
        5.821% due 02/06/2001 (d)                          8,600        8,649
Beneficial Corp.
        9.220% due 06/15/1999                              1,000        1,008
        6.650% due 09/12/2002                              5,000        5,056
        6.575% due 12/16/2002                              5,440        5,487
Boeing Capital Services Corp.
        6.480% due 11/10/1999                             10,750       10,798
Bombardier Capital, Inc.
        6.000% due 01/15/2002                             10,000        9,951
Case Credit Corp.
        5.850% due 02/20/2001 (d)                         63,000       62,911
        5.157% due 08/01/2001 (d)                          4,750        4,667
Chase Manhattan Corp.
        5.500% due 02/15/2001                              1,000          997
Chrysler Financial Co. LLC
        5.850% due 01/26/2001                              5,000        5,028
        5.077% due 08/08/2002 (d)                          8,000        8,013
CIT Group, Inc.
        6.200% due 10/20/2000                             50,000       50,429
        5.875% due 06/18/2001                             10,000       10,037
Citicorp
        9.750% due 08/01/1999                                100          101
        5.371% due 10/25/1999 (d)                          5,000        5,014
Credit Asset Receivable
        6.274% due 10/30/2003                             44,709       45,618
Ford Motor Credit Corp.
        7.500% due 11/15/1999                                100          101
        5.280% due 03/21/2001 (d)                          3,000        3,006
        5.150% due 03/19/2002                              3,107        3,103
        6.520% due 08/12/2002                             13,000       13,272
General Motors Acceptance Corp.
        7.125% due 05/01/2001                             15,000       15,407
        5.020% due 09/19/2001 (d)                          5,000        4,996
        5.100% due 12/10/2001 (d)                          5,300        5,306
        5.095% due 04/29/2002 (d)                          2,000        1,996
        5.100% due 11/12/2002 (d)                         17,400       17,403
        5.875% due 01/22/2003                                500          500
Goldman Sachs Group
        6.200% due 12/15/2000                              1,000        1,004
Great Western Financial
        8.600% due 02/01/2002                              4,000        4,263
Hitachi Credit America
        6.100% due 04/24/2001                             25,000       24,949
Household Finance Corp.
        6.490% due 04/09/2001                             20,000       20,308
        6.125% due 07/15/2002                             10,000       10,068
        7.625% due 01/15/2003                             10,849       11,444
Lehman Brothers Holdings, Inc.
        5.370% due 05/14/1999 (d)                          5,000        4,998
        7.625% due 07/15/1999 (d)                             50           50
        7.110% due 09/27/1999                                 45           45
        8.150% due 05/15/2000                             13,900       14,192
        4.990% due 08/11/2000 (d)                          7,900        7,871
        5.900% due 04/01/2002 (d)                          2,000        2,000
Merrill Lynch & Co.
        6.250% due 07/25/2000                              2,150        2,170
        6.000% due 01/15/2001                              1,336        1,343
        5.604% due 11/26/2001 (d)                       $115,000     $116,621
        5.348% due 02/08/2002 (d)                         25,000       24,985
        6.130% due 04/07/2003                              7,770        7,837
Morgan Stanley Group, Inc.
        5.070% due 04/15/1999                              5,000        5,001
New England Educational Loan Marketing
        5.104% due 11/30/1999 (d)                         20,000       20,040
Okobank
        6.510% due 10/29/2049 (d)                            750          749
PaineWebber
        7.000% due 03/01/2000                                 50           51
Pemex Finance Limited
        6.125% due 11/15/2003                             15,000       14,892
PNC Bank Corp.
        5.100% due 01/24/2002 (d)                         20,000       19,860
Rothmans Holdings
        6.500% due 05/06/2003                             14,000       13,704
Salomon, Inc.
        7.125% due 08/01/1999                              1,050        1,056
        7.750% due 05/15/2000                             19,000       19,441
        7.500% due 02/01/2003                              3,000        3,146
Salomon, Smith Barney Holdings
        7.875% due 10/01/1999                                100          101
Security Pacific Corp.
       11.500% due 11/15/2000                              3,850        4,164
SGE Associates
        8.070% due 07/20/2000 (j)                          9,373        9,562
Toyota Motor Credit Corp.
        4.659% due 02/15/2002 (d)                         11,600       11,163
Transamerica Financial Corp.
        6.125% due 11/01/2001                              5,000        5,040
Travelers Group, Inc.
        7.300% due 05/15/2002                             15,000       15,549
Wells Fargo Co.
        6.750% due 05/12/2000                              1,000        1,014
                                                                     --------
                                                                      751,861
                                                                     ========
Industrials 10.1%
AK Steel Corp.
       10.750% due 04/01/2004                             10,650       11,079
Allied Waste North America
        7.375% due 01/01/2004                              5,000        4,875
American Home Products Corp.
        7.700% due 02/15/2000                                100          102
AMR Corp.
        9.750% due 03/15/2000                              5,000        5,174
        9.910% due 03/01/2001                              2,500        2,669
        9.440% due 05/15/2001                              5,000        5,318
        9.125% due 10/24/2001                              1,000        1,066
Building Materials Corp.
        0.000% due 07/01/2004 (i)                          4,700        4,853
Century Communications Corp.
        0.000% due 03/15/2003                              5,250        3,793
Container Corp. of America
       11.250% due 05/01/2004                              2,500        2,650
Delta Air Lines
        9.800% due 12/16/2000                                250          263
        8.500% due 09/15/2001                                205          216
       10.430% due 01/02/2011                                850        1,053
Federal-Mogul Corp.
        7.500% due 07/01/2004                             28,600       28,684
Ford Motor Co.
        9.000% due 09/15/2001                                500          537
Fred Meyer, Inc.
        7.150% due 03/01/2003                             10,500       10,794
Hertz Corp.
        6.625% due 07/15/2000                                100          101
IBM Corp.
        6.375% due 06/15/2000                                100          101
ISP Holdings, Inc.
        9.750% due 02/15/2002                              3,000        3,105
J Seagram & Sons
        6.250% due 12/15/2001                             52,000       52,263
Langdell
        9.978% due 07/30/1999 (d)                          5,000        5,031

                                                      See accompanying notes  35

Low Duration Fund
March 31, 1999

                                                   Principal
                                                      Amount          Value
                                                      (000s)         (000s)
--------------------------------------------------------------------------------
Nabisco, Inc.
        6.000% due 02/15/2001 (d)                 $   20,000     $   20,012
Noranda, Inc.
        5.750% due 08/18/2000 (d)                      1,000          1,009
Occidental Petroleum
       10.125% due 11/15/2001                          5,000          5,412
        6.400% due 04/01/2003                         15,945         15,776
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)                      5,000          4,656
Philip Morris Cos., Inc.
        9.000% due 01/01/2001                          7,000          7,365
        7.500% due 01/15/2002                            200            209
RJR Nabisco
        8.000% due 07/15/2001                         10,135         10,408
        8.625% due 12/01/2002                          4,500          4,679
Stater Brothers Holdings
       11.000% due 03/01/2001                          3,875          3,972
TCI Communications, Inc.
        5.700% due 03/11/2003 (d)                      3,000          3,068
Tenet Healthcare Corp.
        7.875% due 01/15/2003                          4,300          4,295
        8.625% due 12/01/2003                          1,700          1,740
Time Warner, Inc.
        4.900% due 07/29/1999                          3,000          2,994
        7.975% due 08/15/2004                         21,247         22,984
        8.110% due 08/15/2006                         42,495         47,017
        8.180% due 08/15/2007                         42,495         47,727
Xerox Capital
        5.875% due 06/01/2000                          3,000          3,013
Yorkshire Power
        6.154% due 02/25/2003                         40,000         39,857
                                                                 ----------
                                                                    389,920
                                                                 ==========
Utilities 7.8%
Central Maine Power Co.
        5.263% due 07/30/1999 (d)                     10,000         10,008
        6.463% due 11/01/1999 (d)                     18,200         18,291
        6.380% due 02/24/2000                         10,000         10,073
Cleveland Electric Illuminating Co.
        9.300% due 07/26/1999                          1,500          1,517
        8.550% due 11/15/2001                          2,075          2,183
        7.850% due 07/30/2002                          3,500          3,646
CMS Energy
        7.375% due 11/15/2000                         15,150         15,299
        8.125% due 05/15/2002                          1,750          1,799
        7.625% due 11/15/2004                         14,500         14,718
Connecticut Light & Power
        7.875% due 06/01/2001                            500            511
        7.750% due 06/01/2002                         11,700         12,127
        8.590% due 06/05/2003                         10,000          9,934
Consolidated Natural Gas Co.
        8.750% due 06/01/1999                            400            402
Flag Limited
        8.250% due 01/30/2008                          2,000          1,940
Illinois Power Co.
        6.250% due 07/15/2002                         10,000         10,038
        6.000% due 09/15/2003                         12,500         12,509
Long Island Lighting Co.
        7.300% due 07/15/1999                          4,500          4,522
Louisiana Power & Light Co.
        7.740% due 07/01/2002                         10,500         10,685
MCI Worldcom, Inc.
        8.875% due 01/15/2006                          5,170          5,570
New Centuries Energies
        5.860% due 05/28/2000                         12,100         12,078
New Orleans Public Service
        8.000% due 03/01/2006                            400            412
Niagara Mohawk Power
        7.000% due 10/01/2000                         27,400         27,682
        7.125% due 07/01/2001                          2,000          2,033
        7.250% due 10/01/2002                         21,300         21,697
        9.500% due 03/01/2021                          1,725          1,830
North Atlantic Energy
        9.050% due 06/01/2002                          4,930          5,086
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)                     10,000         10,007
Puget Sound Energy, Inc.
        6.500% due 09/14/1999                          2,000          2,011
Southwestern Bell Communication Capital Corp.
        6.125% due 03/12/2001                          2,000          2,017
Texas Utilities Co.
        6.750% due 04/01/2003                          3,875          4,011
Union Electric Co.
        8.000% due 12/15/2022                          1,000          1,077
US West, Inc.
        5.650% due 11/01/2004                          4,250          4,201
Western Massachusetts Electric
        7.375% due 07/01/2001                          5,250          5,314
        7.750% due 12/01/2002                         10,300         10,508
WorldCom, Inc.
        6.125% due 08/15/2001                         45,000         45,448
                                                                 ----------
                                                                    301,184
                                                                 ----------
Total Corporate Bonds & Notes                                     1,442,965
(Cost $1,426,940)                                                ==========

 MUNICIPAL BONDS & NOTES 0.3%

New York City Refunding Bonds, Series 1998 B
        5.900% due 08/01/2000                         13,000         13,108
                                                                 ----------
Total Municipal Bonds & Notes                                        13,108
(Cost $12,997)                                                   ==========

 U.S. GOVERNMENT AGENCIES 2.6%

Federal Home Loan Bank
        4.350% due 04/19/1999 (d)                      3,000          2,998
Small Business Administration
        7.000% due 01/25/2013 (d)                        273            281
        6.500% due 02/25/2014 (d)                        849            868
Student Loan Marketing Assn.
        5.684% due 06/30/2000 (d)                     46,000         45,917
        5.098% due 04/25/2006 (d)                      4,441          4,426
        5.178% due 04/25/2007 (d)                     45,374         45,381
                                                                 ----------
Total U.S. Government Agencies                                       99,871
(Cost $99,900)                                                   ==========

 U.S. TREASURY OBLIGATIONS 4.4%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(k)                  95,400         94,804
        3.625% due 01/15/2008 (h)                      7,627          7,453
        3.875% due 01/15/2009 (h)(k)                  12,522         12,486
U.S. Treasury Notes
        5.375% due 07/31/2000 (k)                     55,000         55,293
                                                                 ----------
Total U.S. Treasury Obligations                                     170,036
(Cost $169,795)                                                  ==========

 MORTGAGE-BACKED SECURITIES 63.4%

Collateralized Mortgage Obligations 16.2%
American Southwest Financial
        5.500% due 06/02/1999                          2,334          2,314
Asset Securitization Corp.
        7.320% due 01/13/2030                            116            122
Chase Commercial Mortgage Securities Corp.
        7.600% due 12/18/2005                            233            248
        6.900% due 09/19/2006                            135            140
Chase Mortgage Finance Corp.
       10.000% due 11/25/2009                            525            538
        6.204% due 04/25/2025 (d)                      5,236          5,311
Citicorp Mortgage Securities, Inc.
        9.500% due 10/25/2015                            131            131
Collateralized Mortgage Obligation Trust
        6.062% due 01/20/2003 (d)                         13             13
        9.500% due 06/25/2020                            413            422
Countrywide Funding Corp.
        6.000% due 01/25/2035 (d)                      5,910          5,923

36  See accompanying notes

                                                Principal
                                                   Amount                 Value
                                                   (000s)                (000s)
--------------------------------------------------------------------------------
Countrywide Home Loans
        6.250% due 07/25/2009                  $    1,400            $    1,407
        6.900% due 12/25/2027                      18,168                18,033
        6.750% due 06/25/2028                      15,103                14,390
        6.050% due 04/25/2029                      56,626                55,875
Criimi Mae Financial Corp.
        7.000% due 01/01/2033                      10,029                10,174
CS First Boston Mortgage Securities Corp.
        6.400% due 02/17/2004                         163                   165
        6.520% due 07/17/2007                         145                   147
Dime Savings
        7.050% due 11/01/2018 (d)                   2,285                 2,097
DLJ Mortgage Acceptance Corp.
       11.000% due 08/01/2019                       1,114                 1,232
        8.365% due 05/25/2024 (d)                   1,802                 1,832
        6.850% due 12/17/2027                         165                   166
Enterprise Mortgage Acceptance Co.
        6.110% due 07/15/2003                         144                   141
Federal Home Loan Mortgage Corp.
        6.000% due 07/15/2006                       3,200                 3,213
       10.000% due 09/15/2009                           9                     9
        6.375% due 08/15/2011                       6,120                 6,156
        6.500% due 08/15/2011                      22,726                22,788
       12.500% due 09/30/2013                         809                   886
        6.250% due 07/15/2014                       3,072                 3,079
       11.000% due 11/30/2015                       6,744                 7,459
       10.000% due 07/15/2019                         373                   403
        9.000% due 11/15/2019                       1,284                 1,326
        8.000% due 04/15/2020                         430                   432
        7.500% due 04/15/2020                       2,900                 2,927
       10.000% due 05/15/2020                         256                   270
        9.000% due 12/15/2020                       4,964                 5,167
        7.500% due 12/15/2020                       2,000                 2,033
        9.500% due 01/15/2021                       1,633                 1,725
        8.000% due 04/15/2021                       1,793                 1,847
        9.000% due 05/15/2021                         320                   334
        7.500% due 01/20/2024                      10,826                10,955
Federal National Mortgage Assn.
        8.950% due 05/25/2003                          58                    60
        9.400% due 07/25/2003                          97                   101
        9.000% due 07/25/2003                         442                   454
        6.875% due 06/25/2009                       2,407                 2,427
        5.750% due 04/25/2016                         167                   167
        9.300% due 05/25/2019                           1                     1
        8.750% due 05/25/2019                          70                    71
        9.000% due 07/25/2019                         200                   202
        9.500% due 03/25/2020                       3,211                 3,540
        9.500% due 05/25/2020                       1,450                 1,590
        9.000% due 03/25/2021                       5,050                 5,343
        9.000% due 04/25/2021                         173                   182
        8.000% due 03/25/2022                          83                    85
        7.100% due 12/25/2023                       6,769                 6,878
        5.000% due 01/25/2024                         239                   237
        8.500% due 04/01/2025                       4,635                 4,878
        6.464% due 02/01/2028 (d)                   9,464                 9,715
First Plus Home Loan Trust
        6.060% due 09/10/2011                         500                   502
Fleet Mortgage
        7.200% due 10/25/2023                         198                   200
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                       4,582                 4,626
        6.500% due 02/25/2024                          18                    18
Glendale Federal Savings & Loan
        6.305% due 03/25/2030 (d)                   1,658                 1,680
Greenwich
        8.733% due 11/25/2024 (d)                     923                   932
Homestead Mortgage Acceptance Corp.
       11.450% due 09/01/2015                         874                   931
Independent National Mortgage Corp.
        8.107% due 11/25/2024 (d)                   1,646                 1,677
J.P. Morgan Commercial Mortgage Finance Corp.
        7.069% due 09/15/2029                         185                   194
        6.373% due 01/15/2030                         147                   149
LB Commercial Conduit Mortgage Trust
        6.330% due 11/18/2004                         144                   145
Lehman Large Loan
        6.790% due 06/12/2004                         165                   170
Mellon Residential Funding Corp.
        6.400% due 06/26/2028                       2,661                 2,677
Merrill Lynch Mortgage Investors, Inc.
        6.310% due 11/15/2026                         265                   267
Morgan Stanley Capital
        6.860% due 07/15/2005                         130                   130
        7.227% due 01/16/2006                         230                   240
        6.220% due 06/03/2030                         230                   232
Mortgage Capital Funding, Inc.
        6.325% due 10/18/2007                      23,843                24,117
Nomura Asset Securities Corp.
        6.625% due 01/25/2009                       1,974                 1,986
Norwest Asset Securities Corp.
        6.250% due 11/25/2013                      18,196                18,076
        7.000% due 01/25/2028                      42,677                43,050
Norwest Mortgage
       12.375% due 01/01/2014                         155                   160
       12.500% due 02/01/2014                         438                   468
       12.250% due 04/01/2014                         255                   237
PNC Mortgage Securities Corp.
        6.500% due 02/25/2028                      11,969                12,055
        6.750% due 05/25/2028                       7,149                 7,195
Prudential Bache
        5.941% due 09/01/2018 (d)                      32                    32
        8.400% due 03/20/2021                       5,175                 5,331
Prudential Home Mortgage Securities
        7.500% due 10/25/2007                         878                   899
        7.000% due 11/25/2007                          56                    56
        7.000% due 01/25/2008                      10,000                10,126
        7.000% due 06/25/2023                       3,014                 3,028
        6.050% due 04/25/2024                         267                   267
        6.000% due 05/25/2024                          28                    28
Resecuritization Mortgage Trust
        5.189% due 04/26/2021 (d)                  21,748                21,299
Residential Accredit Loans, Inc.
        6.500% due 02/25/2029                      31,201                31,152
Residential Funding Mortgage Securities, Inc.
        6.500% due 06/25/2008                       2,006                 2,014
        6.500% due 04/25/2009                          66                    66
        5.913% due 07/01/2019 (d)                     998                   973
        7.036% due 09/01/2019 (d)                     141                   140
        7.250% due 10/25/2027                      19,500                19,771
Resolution Trust Corp.
        6.786% due 09/25/2019 (d)                   1,335                 1,325
        5.977% due 01/25/2021 (d)                     160                   159
        8.625% due 10/25/2021                      16,777                16,732
        7.006% due 10/25/2021 (d)                     142                   141
        6.948% due 10/25/2021 (d)                     812                   810
        6.900% due 02/25/2027                       4,911                 4,629
        6.134% due 09/27/2027 (d)                   1,926                 1,896
        9.000% due 09/25/2028                         197                   198
        7.482% due 10/25/2028 (d)                     121                   126
RMF Commercial Mortgage Securities, Inc.
        6.715% due 01/15/2019                         235                   238
Ryland Acceptance Corp.
        9.450% due 10/01/2016                         145                   144
        8.000% due 03/01/2018                       2,403                 2,450
Salomon Brothers Mortgage Securities
        6.974% due 12/25/2017 (d)                   2,133                 2,135
        9.504% due 10/25/2018 (d)                     944                   980
        7.518% due 03/25/2024 (d)                   2,058                 2,099
Sears Mortgage
        7.572% due 08/25/2023 (d)                     335                   343
Securitized Asset Sales, Inc.
        6.750% due 08/25/2025                       4,547                 4,556
Shearson Lehma
        9.600% due 03/25/2021                         558                   557
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                      40,058                39,459
        8.992% due 06/25/2029                      12,939                13,566
        6.580% due 06/25/2029 (d)                  32,620                32,997
        6.750% due 05/02/2030                       5,000                 4,972

                                                      See accompanying notes  37

Low Duration Fund
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
Structured Asset Notes Transactions Limited
        6.650% due 08/30/2005                          $    26,153  $    25,892
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                            4,601        4,609
TMA Mortgage Funding Trust
        5.319% due 01/25/2029 (d)                           16,700       16,695
Union Planters Mortgage Finance Corp.
        6.450% due 01/25/2028                                6,000        6,007
                                                                    -----------
                                                                        628,772
                                                                    ===========
Federal Home Loan Mortgage Corporation 15.6%
        4.750% due 06/01/2001                                    8            8
        5.500% due 04/01/2007-05/15/2029 (g)                30,001       28,285
        5.750% due 01/15/2008                                7,096        7,114
        5.900% due 01/01/2017-06/01/2017 (d)(g)                585          588
        5.905% due 09/01/2015-06/01/2030 (d)(g)              3,859        3,872
        5.928% due 01/01/2020 (d)                              660          663
        5.941% due 02/01/2015-08/01/2019 (d)(g)              2,024        2,031
        5.955% due 05/01/2017 (d)                              177          177
        5.985% due 02/01/2016 (d)                               90           90
        6.000% due 03/01/2011-05/17/2029 (d)(g)            319,098      310,218
        6.012% due 01/01/2030-12/01/2030 (d)(g)              3,428        3,446
        6.031% due 10/01/2030 (d)                              359          361
        6.125% due 01/01/2020 (d)                              234          236
        6.132% due 11/01/2014 (d)                               62           62
        6.500% due 04/01/2000-05/17/2029 (g)                82,896       82,706
        6.750% due 03/01/2017 (d)                              267          269
        6.778% due 03/01/2024 (d)                              130          134
        6.991% due 01/01/2024 (d)                            1,266        1,302
        6.999% due 01/01/2024 (d)                            2,593        2,660
        7.021% due 11/01/2022 (d)                            2,094        2,149
        7.046% due 02/01/2020 (d)                            3,105        3,182
        7.299% due 06/01/2024 (d)                              958          986
        7.484% due 11/01/2023 (d)                            1,056        1,082
        7.496% due 07/01/2018 (d)                              536          549
        7.500% due 09/01/2006                                  110          112
        7.567% due 10/01/2023 (d)                            1,561        1,584
        7.591% due 12/01/2022 (d)                            1,107        1,123
        7.619% due 09/01/2023 (d)                              401          408
        8.000% due 07/01/2006-06/01/2027 (g)               121,316      126,452
        8.250% due 10/01/2007-11/01/2007 (g)                    39           40
        8.500% due 07/01/2001-11/01/2025 (g)                20,273       21,353
        8.750% due 02/01/2001-04/01/2002 (g)                    43           44
        9.000% due 05/01/2002-07/01/2004 (g)                    56           58
        9.250% due 07/01/2001                                    4            4
        9.500% due 03/01/2001-12/01/2004 (g)                    90           93
        9.750% due 03/01/2001-11/01/2008 (g)                   895          941
       10.000% due 04/01/2001-04/01/2015 (g)                    16           16
       10.500% due 07/01/2000-02/01/2016 (g)                    67           70
       10.750% due 10/01/2000-08/01/2011 (g)                   423          454
       11.500% due 10/01/2015                                    2            2
       11.750% due 11/01/2010-08/01/2015 (g)                    15           16
       14.000% due 09/01/2012-04/01/2016 (g)                    13           14
       14.500% due 12/01/2010                                    5            6
       15.000% due 08/01/2011-12/01/2011 (g)                     4            5
       15.500% due 11/01/2011                                    0            1
                                                                    -----------
                                                                        604,966
                                                                    ===========
Federal Housing Administration 0.4%
        6.950% due 04/01/2014                                2,207        2,113
        7.400% due 02/01/2019                                  129          134
        7.421% due 11/01/2019                                  701          725
        7.430% due 10/01/2019-12/01/2021 (g)                11,618       12,073
                                                                    -----------
                                                                         15,045
                                                                    ===========
Federal National Mortgage Association 9.6%
        5.538% due 04/25/2022 (d)                              289          292
        5.858% due 06/01/2021 (d)                               79           79
        5.889% due 08/01/2029 (d)                              802          807
        5.905% due 04/01/2019-05/01/2031 (d)(g)             12,159       12,255
        5.910% due 06/01/2014 (d)                              307          310
        5.916% due 05/01/2036 (d)                            1,377        1,386
        5.940% due 11/01/2016-04/26/2029 (d)(g)              7,464        7,521
        5.941% due 11/01/2018-10/01/2028 (d)(g)              9,852        9,911
        5.942% due 01/01/2027-04/01/2028 (d)(g)              1,175        1,181
        5.944% due 07/01/2024 (d)                            1,373        1,384
        5.948% due 02/01/2024 (d)                            1,021        1,029
        5.987% due 06/01/2024 (d)                               49           49
        5.999% due 07/01/2020 (d)                              901          909
        6.000% due 05/01/2011-12/25/2020 (g)                   507          507
        6.012% due 07/01/2014 (d)                            1,165        1,172
        6.042% due 04/01/2018 (d)                            7,470        7,522
        6.050% due 08/01/2023 (d)                            1,127        1,133
        6.331% due 07/01/2017 (d)                              724          742
        6.500% due 06/01/2008-01/25/2024 (g)                39,160       38,042
        6.505% due 01/01/2021 (d)                              590          597
        6.602% due 11/01/2017 (d)                              421          426
        6.724% due 11/01/2018 (d)                              240          246
        6.909% due 01/01/2024 (d)                               63           65
        6.923% due 01/01/2024 (d)                            3,082        3,164
        7.000% due 04/01/2002-09/01/2007 (g)                   180          183
        7.016% due 04/01/2024 (d)                            2,953        3,032
        7.478% due 07/01/2023 (d)                            2,029        2,088
        7.500% due 04/01/2024-05/01/2024 (g)                12,058       12,420
        7.998% due 10/01/2024 (d)                            5,625        5,785
        8.000% due 03/01/2004-12/01/2025 (g)                 8,989        9,390
        8.500% due 03/01/2008-08/01/2026 (g)               232,874      244,943
       10.000% due 02/01/2004-06/01/2019 (g)                 1,748        1,865
       10.500% due 06/01/2005-11/01/2005 (g)                   239          250
       11.000% due 09/01/2000                                    8            8
       11.250% due 12/01/2010-10/01/2015 (g)                   175          191
       11.750% due 02/01/2016                                   38           42
       12.000% due 01/01/2015-10/01/2015 (g)                    10           10
       12.750% due 03/01/2014-11/01/2014 (g)                    74           83
       13.000% due 07/01/2015                                    8            9
       13.250% due 09/01/2011                                   18           21
       13.500% due 04/01/2014                                    3            4
       14.500% due 08/01/2014                                   41           46
       15.500% due 10/01/2012-12/01/2012 (g)                    73           85
       15.750% due 12/01/2011                                   37           44
       16.000% due 09/01/2012-12/01/2012 (g)                    21           23
                                                                    -----------
                                                                        371,251
                                                                    ===========
Government National Mortgage Association 20.1%
        6.125% due 10/20/2023-10/20/2025 (d)(g)             64,128       65,092
        6.500% due 05/15/2023-05/24/2029 (d)(g)            317,706      316,099
        6.550% due 11/15/2013                                   21           21
        6.625% due 08/20/2022-07/20/2027 (d)(g)            111,688      113,335
        6.875% due 04/20/2016-05/20/2027 (d)(g)             58,470       59,303
        6.880% due 06/20/2027 (d)                            4,233        4,290
        7.000% due 03/15/2011-04/15/2026 (g)                78,522       80,017
        7.500% due 02/15/2022-01/15/2027 (g)                97,005      100,156
        8.000% due 07/15/2004-05/15/2025 (g)                36,530       38,466
        8.500% due 04/15/2022                                   15           16
        9.750% due 07/15/2013-02/15/2020 (g)                   964        1,050
       11.250% due 10/15/2000                                    3            3
       11.750% due 07/15/2013-08/15/2015 (g)                   100          110
       12.000% due 06/20/2015                                   16           18
       12.250% due 01/15/2014-03/15/2014 (g)                   276          311
       13.000% due 10/15/2013                                    6            7
       13.500% due 05/15/2011-11/15/2012 (g)                    29           33
       16.000% due 12/15/2011-04/15/2012 (g)                    38           46
                                                                    -----------
                                                                        778,373
                                                                    ===========
Other Mortgage-Backed Securities 1.0%
First Boston Mortgage Securities Corp.
        8.300% due 08/20/2009                                  150          151
Glendale Federal Savings & Loan
       11.000% due 03/01/2010                                   20           21
Goldman Sachs Mortgage Securities Corp.
        7.750% due 05/19/2027                               13,409       13,895
Great Western Savings & Loan
        5.960% due 12/01/2017 (d)                              417          413
Home Savings of America
        5.641% due 05/25/2027 (d)                            1,607        1,570
        5.682% due 09/25/2028 (d)                            1,180        1,175

38  See accompanying notes

                                              Principal
                                                 Amount          Value
                                                 (000s)          (000s)


Imperial Savings & Loan
        8.850% due 07/25/2017 (d)            $       44     $       44
        9.900% due 02/25/2018                       528            540
MDC Mortgage Funding
        8.268% due 01/25/2025 (d)                   440            458
Resolution Trust Corp.
        7.068% due 05/25/2019 (d)                 4,252          4,255
        7.300% due 08/25/2019 (d)                 4,387          4,389
       10.279% due 08/25/2021 (d)                   657            668
        9.500% due 05/25/2024                       114            113
        5.887% due 10/25/2028 (d)                 2,488          2,518
        7.035% due 05/25/2029 (d)                 2,733          2,781
Salomon Brothers Mortgage Securities
       11.500% due 09/01/2015                       582            612
        7.581% due 12/25/2017 (d)                   228            224
Sears Mortgage
       12.000% due 02/25/2014                        91             91
        7.217% due 10/25/2022 (d)                 2,964          2,997
Western Federal Savings & Loan
        6.386% due 06/25/2018 (d)                     2              2
        6.512% due 11/25/2018 (d)                   109            109
       10.069% due 02/01/2020 (d)(j)                 42             42
                                                            ----------
                                                                37,068
                                                            ==========
Stripped Mortgage-Backed Securities 0.5%
Federal Home Loan Mortgage Corp. (IO)
        6.250% due 09/15/2004                     1,154             18
        6.000% due 02/15/2006                     1,442             81
        9.982% due 07/15/2006                        34            274
       10.195% due 08/15/2006                        10            104
       11.944% due 12/15/2006                        23            292
        6.000% due 10/15/2007                     1,460             90
        6.000% due 02/15/2008                     4,395            303
        6.500% due 08/25/2013                       537              4
        7.000% due 08/15/2018                     7,321            801
        7.500% due 12/15/2018                     1,582             52
        7.000% due 04/15/2019                     1,727            103
        6.500% due 05/15/2019                     8,601            772
        6.500% due 06/15/2019                     7,345            503
       10.496% due 04/15/2021                        19            344
        6.500% due 04/15/2022                     5,390            592
        7.000% due 05/15/2023                       532             77
        4.000% due 01/15/2024                    20,919          4,943
Federal National Mortgage Assn. (IO)
        6.000% due 07/25/2005                     1,062             40
        7.272% due 09/25/2006                        52            602
        6.000% due 02/25/2008                     5,756            410
      256.000% due 11/01/2008                        34            160
        6.500% due 03/25/2009                     7,490            850
        0.100% due 03/25/2009 (d)                24,961            505
        6.500% due 03/25/2009                     2,720            312
        8.815% due 06/25/2016                        28            108
        9.987% due 12/25/2018                         5             15
        7.500% due 03/25/2019                     4,880            341
        6.500% due 05/25/2019                    10,000          1,415
        6.500% due 04/25/2020                    15,299          1,305
        7.000% due 05/25/2021                     8,348            822
        8.598% due 02/25/2022                        35            530
        6.500% due 03/25/2023                     5,953            751
        4.875% due 03/25/2024 (d)                 9,627            408
Federal National Mortgage Assn. (PO)
        0.000% due 07/25/2022                     1,485          1,451
        0.000% due 09/25/2022                        46             41
Prudential Home Mortgage Securities (IO)
        0.300% due 04/25/2009 (d)                69,776            378
Resolution Trust Corp. (PO)
        0.000% due 09/25/2000                       388            389
                                                            ----------
                                                                20,186
                                                            ----------
Total Mortgage-Backed Securities                             2,455,661
(Cost $2,448,484)                                           ==========

 ASSET-BACKED SECURITIES 1.9%

Capital Asset Research Funding LP
        6.400% due 12/15/2004                       122            122
Citicorp Mortgage Securities, Inc.
        6.750% due 05/25/2028                     6,266          6,227
CMC Securities Corporation IV
        7.250% due 11/25/2027                     8,884          9,081
Contimortgage Home Equity Loan Trust
        5.116% due 04/15/2028 (d)                 1,024          1,020
Delta Air Lines Equipment Trust
       10.430% due 01/02/2011                       960          1,189
Empire Funding Home Loan Owner Trust
        6.590% due 05/25/2014                    30,000         30,097
IMC Home Equity Loan Trust
        5.152% due 10/20/2027 (d)                11,006         10,989
Stone Container Corp.
        8.500% due 04/01/2000 (d)                 6,566          6,590
        8.520% due 10/01/2003 (d)                 5,000          5,013
United Air Lines Equipment Trust
       10.850% due 02/19/2015                     1,500          1,878
                                                            ----------
Total Asset-Backed Securities                                   72,206
(Cost $71,983)                                              ==========

 SOVEREIGN ISSUES 3.7%

Hydro Quebec
        9.000% due 03/07/2001                    10,000         10,597
Korea Development Bank
        7.125% due 09/17/2001                     5,000          4,921
Nacional Financiera
       10.625% due 11/22/2001                     7,500          7,774
Petroleos Mexicanos
        9.375% due 12/02/2008                     1,500          1,538
Province of Quebec
        5.563% due 10/26/2001 (d)                   250            248
        7.125% due 02/09/2024                       200            209
Republic of Argentina
        5.288% due 04/01/2000 (d)                   616            486
       14.250% due 11/30/2002 (d)                 3,000          2,904
        5.937% due 03/31/2005 (d)                48,825         41,809
       12.110% due 04/10/2005 (d)                 5,000          4,625
Republic of Korea
        7.562% due 04/07/1999 (d)                40,000         40,010
        7.813% due 04/08/2000 (d)                 8,500          8,489
Republic of Philippines
        6.000% due 12/01/2007                     3,000          2,522
United Mexican States
        5.820% due 06/28/2001                    10,500         10,147
        6.250% due 06/27/2002 (d)                 9,000          8,438
                                                            ----------
Total Sovereign Issues                                         144,717
(Cost $147,590)                                             ==========


 FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.1%

Commonwealth of Canada
        8.750% due 12/01/2005              C$     1,150            920
        4.250% due 12/01/2026                    52,096         35,100
United Mexican States
        8.750% due 05/30/2002              BP     3,000          4,709
                                                            ----------
Total Foreign Currency-Denominated Issues                       40,729
(Cost $45,820)                                              ==========

 PURCHASED CALL OPTIONS 0.0%

U.S. Treasury Note (OTC)
        4.750% due 02/15/2004
        Strike @ 98.609 Exp. 08/20/1999     $    45,000            505
                                                            ----------
Total Purchased Call Options                                       505
(Cost $480)                                                 ==========


                                                    See accompanying notes    39

Low Duration Fund
March 31, 1999


 PREFERRED STOCK 2.1%                                                      Value
                                                     Shares               (000s)
Home Ownership Funding
      133.310% due 01/02/2000                             3          $    2,745
Rhone-Poulenc SA
        2.031% due 01/02/2000                            13                 338
SI Financing Trust
        2.375% due 01/02/2000                           807              21,375
TCI Communications, Inc.
        2.500% due 01/02/2000                           800              21,658
        2.430% due 01/02/2000                           225               6,151
        2.180% due 01/02/2000                         1,170              30,569
                                                                     ----------
Total Preferred Stock                                                    82,836
(Cost $83,777)                                                       ==========

 SHORT-TERM INSTRUMENTS 1.9%

                                                  Principal
                                                     Amount
                                                     (000s)

Repurchase Agreements 1.8%
State Street Bank
        4.000% due 04/01/1999                     $   4,926               4,926
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 7.500% 10/31/1999
        valued at $5,028,149. Repurchase
        proceeds are $4,926,547.)

Daiwa Securities
        4.920% due 04/01/1999                        64,000              64,000
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 8.375% 08/15/2008
        valued at $21,700,072 and U.S. Treasury
        Bill 4.545% 09/23/1999 valued at
        $43,715,721. Repurchase proceeds are
        $64,008,747.)
                                                                     ----------
                                                                         68,926
                                                                     ==========
U.S. Treasury Bills (b)(g) 0.1%
        4.383% due 05/13/1999-06/24/1999              4,805               4,761
                                                                     ==========

Total Short-Term Instruments                         73,731              73,687
(Cost $73,687)                                                       ==========

Total Investments (a) 118.7%                                         $4,596,321
(Cost $4,581,453)

Written Options (c) (0.0%)                                               (1,862)
(Premiums $1,830)

Other Assets and Liabilities (Net) (18.7%)                             (723,212)
                                                                     ----------

Net Assets 100.0%                                                    $3,871,247
                                                                     ==========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $4,584,759 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   36,300

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (24,738)
                                                                     ----------

Unrealized appreciation-net                                          $   11,562
                                                                     ==========

(b) Securities with an aggregate market value of $4,761 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                        # of       Appreciation/
Type                                               Contracts      (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                       330         $     (439)
Eurodollar December Futures (12/1999)                    330               (431)
Eurodollar December Futures (12/2000)                  1,380                542
United Kingdom 90 Day LIBOR (03/2000)                    314                 14
United Kingdom 90 Day LIBOR (06/2000)                    686               (190)
                                                                     ----------
                                                                     $     (504)
                                                                     ==========

(c) Premiums received on written options:

Type                                             Par    Premium            Value
--------------------------------------------------------------------------------
Call - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 99.81 Exp. 08/20/1999    $   45,000   $    260        $     293
Put - OTC U.S. Treasury Note
        4.750% due 02/2004
        Strike @ 97.05 Exp. 08/20/1999        45,000        193              275
Put - CME Eurodollar December Futures
        Strike @ 94.25 Exp. 12/13/1999       500,000        200              169
Put - CME Eurodollar December Futures
        Strike @ 94.50 Exp. 12/13/1999     2,000,000      1,177            1,125
                                                       -------------------------
                                                       $  1,830        $   1,862
                                                       =========================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                          Principal
                             Amount
                         Covered by        Settlement                Unrealized
Type      Currency         Contract             Month             (Depreciation)
-------------------------------------------------------------------------------
Sell            BP            6,183           08/1999              $        (70)
Sell            C$           55,662           04/1999                      (196)
                                                                   ------------
                                                                   $       (266)
                                                                   ============

(f) Principal amount denoted in indicated currency:

         BP - British Pound
         C$ - Canadian Dollar

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Subject to a financing transaction.

40  See accompanying notes

Schedule of Investments
Municipal Bond Fund
March 31, 1999
                                                        Principal
                                                           Amount      Value
                                                           (000s)     (000s)

 MUNICIPAL BONDS & NOTES 99.4%

Alabama 0.4%
Mobile, Alabama General Obligation Bonds,
(MBIA Insured), Series 1998,
0.000%, 02/15/2000 (b)                                   $    325   $    221
                                                                    --------

Arizona 4.1%
Santa Cruz County, Arizona Utility Revenue Bonds,
Series 1997, 4.750%, 08/01/2020                               100        102

Scottsdale, Arizona Industrial Development Authority
Hospital Revenue Bonds, (AMBAC Insured),
Series 1997 A, 6.500%, 09/01/2004                           1,130      1,266

Show Low, Arizona Industrial Development Authority
Hospital Revenue Bond, Series 1998,
5.500%, 12/01/2017                                          1,000      1,030
                                                                    --------
                                                                       2,398
                                                                    ========
California 12.3%
Alameda, California Harbor Bay Business Pk Assmt
Revenue Bonds, Series 1998, 5.000%, 09/02/2006                360        357

Capistrano, California Unified School District
Special Tax, Series 1999, 5.000%, 09/01/2008                  350        350

City of San Jose Redevelopment Agency Merged
Area Project, Tax Allocation Bonds, (MBIA Insured),
Series 1993, 6.000%, 08/01/2015                               500        578

Irvine, California Special Assessment Bond,
Series 1998, 4.800%, 09/02/2004                               150        150

Irvine, California Special Assessment Bond,
Series 1998, Group One, 4.900%, 09/02/2005                    150        150

Irvine, California Special Assessment Bond,
Series 1998, Group Three, 4.900%, 09/02/2005                  160        160

Irvine, California Special Assessment Bond,
Series 1998, 5.000%, 09/02/2006                               150        150

Lake Elsinore California School Refunding Bonds,
Series 1998, 5.000%, 09/01/2006                               350        350

Los Angeles County Transportation Commission,
Sales Tax Revenue Refunding Bonds, Series 1991 B,
6.500%, 07/01/2013                                          1,000      1,076

Los Angeles, California Convention & Exhibition
Center Authority Lease Revenue Bonds, (MBIA Insured),
Series 1993, 6.125%, 08/15/2011                             1,000      1,155

Orange County, California Improvement Bond,
Series 1998 A, 4.900%, 09/02/2005                             300        300

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 4.900%, 09/02/2003                             150        155

Pittsburg, California Infrastructure Refunding Bonds,
Series 1998 A, 5.000%, 09/02/2004                             150        155

Riverside County, California Special Tax
Refunding Bonds, Series 1999, 4.200%, 09/01/2001              300        300

Riverside County, California Special Tax, Series 1999,
4.700%, 09/01/2005                                            170        169

Sacramento County, California Refunding Bonds,
Series 1998, 4.900%, 09/02/2005                               300        299

San Jose, California Redevelopment Agency Tax
Allocation Bond, Series 1998, 5.000%, 08/01/2021            1,000        991

West Sacramento, California Refunding Bonds,
Series 1998, 5.000%, 09/02/2004                               350        355
                                                                    --------
                                                                       7,200
                                                                    ========
Colorado 4.9%
Colorado Public Highway Authority Revenue Bond,
Series 1997 A, 5.000%, 09/01/2026                           1,500      1,472

Denver, Colorado Health & Hospital Revenue Bonds,
Series 1998 A, 5.000%, 12/01/2009                           1,390      1,406
                                                                    --------
                                                                       2,878
                                                                    ========
Florida 5.9%
Dade County, Florida General Obligation Bonds,
(AMBAC Insured), Series 1988, 7.600%, 10/01/2006            1,690      2,070

Gainesville, Florida Revenue Bonds, Series 1979,
6.200%, 10/01/2002                                            300        312

Jacksonville Electric Authority, Bulk Power Supply
System Revenue Bonds, (Prerefunded 10/01/2000),
Scherer 4-1-A Project, Issue One, Series 1991,
6.750%, 10/01/2021                                          1,000      1,064
                                                                    --------
                                                                       3,446
                                                                    ========
Georgia 0.2%
Dawson County, Georgia School District General
Obligation Bond, Series 1997, 4.900%, 04/01/2012              105        107
                                                                    --------

Illinois 3.6%
Chicago, Illinois Wastewater Transmission
Revenue Bond, Series 1998 A, 5.000%, 01/01/2019             1,000        984

State of Illinois, Sales Tax Revenue Refunding Bonds,
Series 1992 Q, 6.000%, 6/15/2012                            1,000      1,125
                                                                    --------
                                                                       2,109
                                                                    ========
Indiana 5.9%
Indiana Local Public Improvement Bonds Bank,
Transportation Revenue Bonds, Series 1992,
6.750%, 02/01/2014                                          1,000      1,204

Indiana Transportation Revenue Bonds, Series 1996,
6.000%, 11/01/2011                                          2,000      2,270
                                                                    --------
                                                                       3,474
                                                                    ========
Louisiana 2.6%
Jefferson Parish, Louisiana Industrial Development
Board, Inc. Revenue Bonds, (Regions Bank Insured),
Series 1986, 2.632%, 12/01/2004                               600        600

Louisiana Local Government Environment Facility
Community Development Authority Revenue Bonds,
(AMBAC Insured), Series 1999, 4.500%, 12/01/2018 (b)        1,000        930
                                                                    --------
                                                                       1,530
                                                                    ========
Massachusetts 0.5%
Massachusetts State Development Finance Agency,
Series 1998, 4.700%, 11/01/2007                               210        210

Massachusetts State Development Finance Agency,
Series 1998, 4.800%, 11/01/2008                                90         90
                                                                    --------
                                                                         300
                                                                    ========
Michigan 2.3%
Michigan State Building Authority Revenue Bonds,
Series 1997, 5.000%, 10/15/2014                               100        101

Michigan State Environmental Protection General
Obligation Bonds, Series 1992, 6.250%, 11/01/2012           1,100      1,274
                                                                    --------
                                                                       1,375
                                                                    ========
Minnesota 1.7%
New Richland, Minnesota Revenue Bond,
Series 1998, 4.500%, 08/01/2004                             1,000      1,017
                                                                    --------



                                                     See accompanying notes   41

Municipal Bond Fund
March 31, 1999
                                                      Principal
                                                         Amount      Value
                                                         (000s)     (000s)
--------------------------------------------------------------------------------
Mississippi 0.3%
Mississippi State Department of Corrections,
Certificate Participation Bonds, (AMBAC Insured),
Series 1997, 4.600%, 01/01/2008                        $    150   $    152
                                                                  --------
Missouri 0.3%
Kansas City Water Revenue Bonds, Series 1998 B,
4.750%, 12/01/2003                                          100        104

Missouri State Development Finance Board
Infrastructure Facility Revenue Bonds,
(Canadian Imperial Bank Insured), Series 1997,
2.650%, 12/01/2003 (b)                                      100        100
                                                                  --------
                                                                       204
                                                                  ========
New Hampshire 2.0%
New Hampshire Turnpike System, Refunding
Revenue Bonds, (FGIC Insured), Series 1991 A,
6.750%, 11/01/2011                                        1,000      1,159
                                                                  --------

New Jersey 1.8%
Essex County, New Jersey Utility Authority,
Series 1999, 0.000%, 04/01/2011                           1,000        568

New Jersey Economic Development Authority,
Series 1998, 4.750%, 05/15/2002                             365        364

New Jersey State Tranportation Revenue Bonds,
(FSA Insured), Series 1997 A, 5.000%, 06/15/2018            150        150
                                                                  --------
                                                                     1,082
                                                                  ========
New Mexico 2.7%
Bernalillo County, New Mexico General
Obligation Bonds, Series 1997, 4.750%, 12/01/2013           150        152

Los Alamos County, Utility Revenue Bonds,
Series 1994 A, 6.000%, 07/01/2008                         1,000      1,099

Santa Fe County, El Castillo Retirement Nursing
Home Bonds, Series 1998 A, 5.250%, 05/15/2007               315        311
                                                                  --------
                                                                     1,562
                                                                  ========
New York 14.8%
New York City General Obligation Bonds,
Series 1995 B, 6.750%, 08/15/2003                         1,000      1,109

New York City General Obligation Bonds,
Series 1996 A, 7.000%, 08/01/2007                         1,000      1,170

New York Metropolitan Transit Authority Commuter
Revenue Bonds, Series 1997, 5.500%, 07/01/2021            1,000      1,033

New York State Dorm Authority Mental Health Services
Revenue Bonds, Series 1997 B, 6.000%, 08/15/2005          1,850      2,029

New York State Dorm Authority Revenue Bonds,
Series 1998 B, 4.900%, 02/15/2009                           100        102

New York State Environmental Facilities Special
Obligation Revenue Bonds, Series 1996,
5.125%, 04/01/2022                                        1,000      1,002

State of New York Thruway Authority Revenue Bonds,
(AMBAC-TCRS Insured), Series 1996,
6.000%, 04/01/2005                                        1,000      1,103

State of New York Thruway Authority Revenue Bonds,
(MBIA Insured), Series 1995 A, 5.500%, 04/01/2015         1,000      1,046
                                                                  --------
                                                                     8,594
                                                                  ========
North Carolina 3.6%
North Carolina Municipal Power Agency, Catawaba
Electric Revenue Bonds, (AMBAC Insured),
Series 1992, 6.000%, 01/01/2008                           1,000      1,116

North Carolina State School Improvement Bonds,
Series 1998, 4.750%, 04/01/2012                           1,000      1,016
                                                                  --------
                                                                     2,132
                                                                  ========
North Dakota 1.8%
Mercer County Pollution Control Revenue Bonds,
Series 1991, 6.900%, 02/01/2019                           1,000      1,071
                                                                  --------

Ohio 3.7%
Cleveland Water and Sewer Refunding and
Improvement Revenue Bonds, (MBIA Insured),
Series 1993 G, Number 1, 5.500%, 01/01/2021               1,000      1,085

Ohio State Water Development Authority Pollution
Control Revenue Bonds, (MBIA Insured),
Series 1995, 6.000%, 06/01/2005                           1,000      1,106
                                                                  --------
                                                                     2,191
                                                                  ========
Pennsylvania 3.8%
Delaware County, Pennsylvania Hospital Revenue Bonds,
Series 1998, 4.900%, 12/01/2008                             100        101

Pennsylvania State Higher Educational Facilities
Health Services Revenue Bonds, Series 1994 B,
2.750%, 1/01/2024 (b)                                       100        100

Philadelphia Gas Revenue Bonds, (FSA Insured),
Series 1998 C, 4.600%, 07/01/2008                           100        102

Philadelphia, Pennsylvania Authority for Industrial
Development, Series 1996, 3.200%, 12/01/2008 (b)            300        300

Pittsburgh, Pennsylvania General Obligation Bonds,
(AMBAC Insured), Series 1993 A, 5.500%, 09/01/2014        1,525      1,645
                                                                  --------
                                                                     2,248
                                                                  ========
South Carolina 1.8%
Piedmont Municipal Power Agency Electric
Revenue Bonds, (MBIA Insured), Series 1996 B,
5.250%, 01/01/2013                                        1,000      1,038
                                                                  --------

Tennessee 3.5%
Memphis-Shelby County Tennessee Airport Authority
Special Facilities and Project Revenue Bonds,
Series 1997, 5.350%, 09/01/2012                           1,000      1,041

Nashville & Davidson County, Tennessee
Revenue Bonds, Series 1998, 4.450%, 08/01/2007            1,000      1,001
                                                                  --------
                                                                     2,042
                                                                  ========
Texas 12.8%
Bexar, Texas Metro Water District Waterworks
System Revenue Bonds, (MBIA Insured),
Series 1998, 0.000%, 05/01/2035                           2,190        312

Board of Regents of the University of Texas System,
Revenue Financing System Refunding Bonds,
Prefunded and Unrefunded Series 1991 B,
6.750%, 08/15/2013                                          735        789

Houston, Texas Revenue Bonds, Series 1998,
0.000%, 09/15/2009                                          175        109

Houston, Texas, Water & Sewer System Revenue
Bonds, Series 1993 B, 5.000%, 12/01/2018                  2,000      2,002

Nueces County, Texas Health Facilities,
(BankOne Texas N.A. Insured), Series 1985,
2.700%, 07/01/2015                                          300        300

San Antonio, Texas Refunding Bonds, Series 1998,
5.000%, 02/01/2014                                        1,380      1,399

Texas Municipal Power Agency, Series 1993,
0.000%, 09/01/2015                                        3,000      1,320

University of Texas Revenue Bonds, Series 1996,
5.250%, 08/15/2007                                        1,000      1,071

Waco, Texas General Obligation Bonds, Series 1997,
4.800%, 02/01/2011                                          150        152
                                                                  --------
                                                                     7,454
                                                                  ========



42  See accompanying notes

                                                       Principal
                                                          Amount       Value
                                                          (000s)      (000s)
--------------------------------------------------------------------------------
Washington State 1.7%
Washington State Health Care Facility, Series 1985,
3.100%, 10/01/2005 (b)                                  $    400    $    400

Washington State Public Power Supply System
Nuclear Project Revenue Bonds, (BIG Insured),
Series 1989, 0.000%, 07/01/2014                            1,270         600
                                                                    --------
                                                                       1,000
                                                                    ========
West Virginia 0.4%
Kanawha Putnam County Huntington Charleston
West Virginia Single family Mortgage, Series 1984 A,
0.000%, 12/01/2016                                           550         222
                                                                    --------

Total Municipal Bonds & Notes                                         58,206
(Cost $55,380)                                                      ========

 SHORT-TERM INSTRUMENTS 0.3%

State Street Global Advisors Tax Free Money Market
        2.51% due 04/01/1999                                 171         171
                                                                    --------

Total Short-Term Instruments                                             171
(Cost $171)                                                         ========

Total Investments (a) 99.7%                                         $ 58,377
(Cost $55,551)

Other Assets and Liabilities (Net) 0.3%                                  181
                                                                    --------

Net Assets 100.0%                                                   $ 58,558
                                                                    ========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $55,551 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $  2,835

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (9)
                                                                    --------

Unrealized appreciation-net                                         $  2,826
                                                                    ========

(b) Variable rate security. The rate listed is as of March 31, 1999.

                                                     See accompanying notes   43

Schedule of Investments
Real Return Bond Fund
March 31, 1999

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 23.6%

Banking & Finance 20.3%
Chase Manhattan Corp.
      5.518% due 12/10/2001(d)                     $       500      $       505
Ford Motor Credit Corp.
      5.525% due 02/13/2003(d)                             350              349
General Motors Acceptance Corp.
      5.707% due 11/09/2000(d)                             500              502
Heller Financial, Inc.
      5.323% due 02/05/2001                                400              401
HRPT Properties Trust
      5.658% due 07/09/1999                                250              249
J.P. Morgan & Co.
      5.459% due 02/15/2012                                700              620
Korean Export-Import Bank
      6.500% due 10/06/1999                                250              248
Lehman Brothers Holdings, Inc.
      9.875% due 10/15/2000                                250              264
      5.900% due 04/01/2002(d)                             500              500
Merrill Lynch & Co.
      5.348% due 02/08/2002(d)                             400              400
Morgan Stanley, Dean Witter, Discover and Co.
      6.002% due 11/13/2000(d)                             250              251
Residential Reinsurance
      9.180% due 06/01/1999(d)                             357              361
Salomon, Smith Barney Holdings
      3.650% due 02/14/2002                                725              706
Toyota Motor Credit Corp.
      4.659% due 02/15/2002                                400              385
                                                                    -----------
                                                                          5,741
                                                                    ===========
Industrials 3.3%
Langdell
      9.978% due 07/30/1999(d)                             200              201
Petroleos Mexicanos
      9.857% due 07/15/2005(d)                             500              466
Time Warner, Inc.
      4.900% due 07/29/1999                                250              250
                                                                    -----------
                                                                            917
                                                                    -----------
Total Corporate Bonds & Notes                                             6,658
(Cost $6,695)                                                       ===========

  U.S. GOVERNMENT AGENCIES (d) 29.6%

Federal Home Loan Bank
      4.609% due 02/15/2002                              2,985            2,912
Federal National Mortgage Assn.
      5.328% due 03/13/2002                              2,000            1,949
New York City
      5.278% due 08/01/2002                                196              194
Student Loan Marketing Assn.
      4.129% due 02/20/2000                                250              248
      4.975% due 07/25/2004                                131              130
      5.008% due 10/25/2004                                163              163
      5.098% due 04/25/2006                              2,323            2,315
      5.208% due 01/25/2007                                427              426
                                                                    -----------
Total U.S. Government Agencies                                            8,337
(Cost $8,302)                                                       ===========

  U.S. TREASURY OBLIGATIONS (g)(h) 95.5%

Treasury Inflation Protected Securities
      3.625% due 07/15/2002                              5,442            5,408
      3.375% due 01/15/2007                             11,406           10,986
      3.625% due 01/15/2008                              6,813            6,657
      3.625% due 04/15/2028                              4,063            3,888
                                                                    -----------
Total U.S. Treasury Obligations                                          26,939
(Cost $27,140)                                                      ===========

  MORTGAGE-BACKED SECURITIES 6.5%

Collateralized Mortgage Obligations 1.8%
Comed Transitional Funding Trust
      5.375% due 03/25/2002                                400              397
Federal Home Loan Mortgage Corp.
      6.500% due 01/25/2028                                100               97
                                                                    -----------
                                                                            494
                                                                    ===========
Federal Housing Administration 1.1%
      7.430% due 12/01/2020                                309              317
                                                                    -----------

Federal National Mortgage Association 3.6%
      6.500% due 06/25/2009                                 89               88
      7.775% due 10/01/2024(d)                             918              938
                                                                    -----------
                                                                          1,026
                                                                    -----------
Total Mortgage-Backed Securities                                          1,837
(Cost $1,836)                                                       ===========

  ASSET-BACKED SECURITIES 20.0%

AFC Home Equity Loan Trust
      5.157% due 03/25/2027(d)                             409              409
Capital Equipment Receivables Trust
      6.030% due 02/15/2000                                 95               95
      6.120% due 09/15/2000                                600              604
Conti Mortgage Home Equity Loan Trust
      6.020% due 01/25/2014                                500              500
EQCC Home Equity Loan Trust
      5.202% due 03/20/2029                                500              500
First Plus Home Loan Trust
      6.450% due 02/10/2009                                421              421
IMC Home Equity Loan Trust
      5.075% due 05/21/2012(d)                              39               39
      6.610% due 06/20/2013                                500              504
NationsBank Auto Owner Trust
      6.375% due 07/15/2000                                 25               25
Pacific Southwest Bank
      6.060% due 06/15/2002                                 45               45
Premiere Auto Trust
      6.150% due 03/06/2000                                 21               21
      5.510% due 07/08/2001                                500              500
Residential Funding Mortgage Securities, Inc.
      5.460% due 07/25/2029                                500              498
USAA Auto Loan Grantor Trust
      5.800% due 01/15/2005                                724              729
WMC Mortgage Loan
      5.168% due 03/20/2028                                749              749
                                                                    -----------
Total Asset-Backed Securities                                             5,639
(Cost $5,621)                                                       ===========

  FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 6.0%

Commonwealth of New Zealand
      4.500% due 02/15/2016                       N$     1,300              704
Fuji International Finance Trust
      0.250% due 12/31/2002                       JY    12,000               59
Republic of France
      3.000% due 07/25/2009                       EC       379              409
Tokai Bank
      2.750% due 10/04/2004                       JY    16,000              104
United Mexican States
      3.850% due 12/31/2019                             35,000              246
      6.630% due 12/31/2019                       FF     1,500              185
                                                                    -----------
Total Foreign Currency-Denominated Issues                                 1,707
(Cost $1,700)                                                       ===========

  SHORT-TERM INSTRUMENTS 5.5%

Repurchase Agreement 2.1%
State Street Bank
      4.000% due 04/01/1999                        $       579              579
      (Dated 03/31/1999. Collateralized by U.S.
      Treasury Note 7.500% 10/31/1999 valued at
      $591,239. Repurchase proceeds are $579,064.)




44  See accompanying notes

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
U.S. Treasury Bills (e)(f) 3.4%
      4.493% due 05/27/1999-03/30/2000             $     1,010      $       965
                                                                    -----------
Total Short-Term Instruments                                              1,544
(Cost $1,543)                                                       ===========

Total Investments (a) 186.7%                                        $    52,661
(Cost $52,837)

Other Assets and Liabilities (Net) (86.7%)                              (24,450)
                                                                    -----------

Net Assets 100.0%                                                   $    28,211
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $52,851 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       139

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (329)
                                                                    -----------
Unrealized depreciation-net                                         $      (190)
                                                                    ===========
(b) Foreign forward currency contracts outstanding at March 31, 1999:

                                Principal
                                   Amount                            Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------

Sell               EC                 570               11/1999     $        52
Sell               JY              10,272               05/1999               0
Sell                               27,245               02/2000               9
Sell               N$                 814               04/1999              (4)
Sell                                  503               05/1999               0
                                                                    -----------
                                                                    $        57
                                                                    ===========

 (c) Principal amount denoted in indicated currency:

          EC -  European Currency Unit
          FF-   French Franc
          JY -  Japanese Yen
          N$ -  New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Securities with an aggregate market value of $965 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
Type                                                 Contracts     Appreciation
--------------------------------------------------------------------------------
10 Year Euro-Bond EUX (06/1999)                              3      $         1

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Principal amount of the security is adjusted  for inflation.

(h) Subject to a financing transaction.

                                                       See accompanying notes 45

Schedule of Investments

Short-Term Fund
March 31, 1999

                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)

 CORPORATE BONDS & NOTES 26.8%

Banking & Finance 13.6%
BankBoston Corp.
        6.125% due 03/15/2002                    $     1,000       $     1,008
Bankers Trust Corp.
        5.100% due 05/11/2003 (d)                     11,000            11,054
Capital One Bank
        6.740% due 05/31/1999                            875               876
Caterpillar Financial Service Corp.
        4.220% due 04/01/1999 (d)                      2,000             2,000
Dean Witter Discover
        5.222% due 02/13/2001 (d)                      5,000             4,992
Donaldson, Lufkin & Jenrette
        5.688% due 05/25/2026 (d)                        437               437
Ford Motor Credit Corp.
        5.104% due 08/27/2001 (d)                      3,000             2,995
        5.150% due 03/19/2002                          4,295             4,290
General Motors Acceptance Corp.
        8.400% due 10/15/1999                          2,450             2,488
        5.160% due 01/08/2002 (d)                      1,000             1,001
        5.100% due 08/18/2003 (d)                     16,575            16,498
Goldman Sachs Group
        5.030% due 07/31/2000 (d)                      8,000             8,018
Heller Financial, Inc.
        5.211% due 04/22/2002 (d)                     15,000            15,008
Lehman Brothers, Inc.
        4.590% due 09/01/1999 (d)                      3,000             2,989
        4.990% due 08/11/2000 (d)                      3,000             2,989
Mid-Amercian Funding LLC
        5.850% due 03/01/2001                          1,000             1,002
Nacional Financiera Trust
        8.356% due 03/31/1999 (d)                         11                11
Residential Funding
        7.254% due 12/01/2018 (d)                      1,394             1,423
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                          3,108             3,028
                                                                   -----------
                                                                        82,107
                                                                   ===========
Industrials 8.1%
Amerco, Inc.
        6.890% due 10/15/2000                          5,000             4,903
Champion International Corp.
        7.700% due 12/15/1999                         10,000            10,145
COFIRI International, Inc.
        5.267% due 10/27/2000 (d)                      2,000             1,994
ITT Corp.
        6.250% due 11/15/2000                          3,000             2,924
Maytag Corp.
        8.875% due 07/15/1999                            500               505
Occidental Petroleum
        7.650% due 12/01/1999                          5,000             5,046
Pepsi Bottling Group, Inc.
        5.250% due 03/06/2000 (d)                     20,000            19,992
Time Warner, Inc.
        6.100% due 12/30/2001                          3,000             3,016
                                                                   -----------
                                                                        48,525
                                                                   ===========
Utilities 5.1%
Central Maine Power Co.
        6.500% due 06/14/2000                          7,800             7,790
Niagara Mohawk Power
        9.990% due 05/11/2004                          1,500             1,518
Pennsylvania Power & Light
        6.000% due 06/01/2000                         19,000            19,126
System Energy Resources
        7.625% due 04/01/1999                          2,500             2,500
                                                                   -----------
                                                                        30,934
                                                                   -----------
Total Corporate Bonds & Notes                                          161,566
(Cost $161,427)                                                    ===========

 U.S. GOVERNMENT AGENCIES 2.8%

Student Loan Marketing Assn.
        5.070% due 04/25/2004 (d)                      2,965             2,935
        5.178% due 04/25/2007 (d)                     13,612            13,614
                                                                   -----------
Total U.S. Government Agencies                                          16,549
(Cost $16,574)                                                     ===========

 U.S. TREASURY OBLIGATIONS 1.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (f)                      5,129             5,097
        3.625% due 01/15/2008 (f)(g)                   1,119             1,093
        3.875% due 01/15/2009 (f)(g)                   1,903             1,898
U.S. Treasury Notes
        5.750% due 10/31/2000                          1,000             1,011
                                                                   -----------
Total U.S. Treasury Obligations                                          9,099
(Cost $9,124)                                                      ===========

 MORTGAGE-BACKED SECURITIES 45.8%

Collateralized Mortgage Obligations 29.9%
CMC Securities Corp.
        7.500% due 02/25/2023                          7,337             7,410
Dime Savings
        7.050% due 11/01/2018 (d)                        356               327
Donaldson, Lufkin & Jenrette
        6.510% due 10/17/2020 (d)                        850               875
        7.790% due 09/01/2021 (d)                         47                47
        6.946% due 06/25/2022 (d)                        301               303
        7.488% due 05/25/2023 (d)                        281               284
Federal Home Loan Mortgage Corp.
        6.210% due 02/25/2000                          3,553             3,557
        6.000% due 03/15/2005                          2,128             2,136
        6.000% due 02/15/2007                          1,375             1,382
        6.500% due 10/25/2014                          8,264             8,252
        5.750% due 10/15/2016                            154               155
Federal National Mortgage Assn.
        6.500% due 10/18/2006                          1,171             1,174
        6.000% due 02/25/2008                          1,893             1,889
        5.358% due 07/25/2008 (d)                      1,782             1,767
        5.800% due 08/25/2015                            720               719
        6.000% due 08/18/2016                         47,726            47,872
        6.500% due 11/25/2017                          8,337             8,337
        5.875% due 03/25/2018                            212               213
        7.000% due 05/25/2018                          5,901             5,917
        5.850% due 05/25/2019                          2,612             2,609
        6.000% due 06/25/2020                            417               416
        6.000% due 08/25/2020                          3,686             3,686
        5.000% due 02/25/2022                            248               244
        6.500% due 09/18/2023                          2,943             2,964
        9.011% due 06/25/2032                         13,657            14,906
First Plus Home Loan Trust
        6.060% due 09/10/2011                          5,000             5,021
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                          9,164             9,251
Greenwich
        7.634% due 04/25/2022 (d)                        128               131
        6.818% due 10/25/2022 (d)                         91                92
Housing Securities, Inc.
        6.000% due 02/25/2008                          3,012             3,018
Independent National Mortgage Corp.
        7.250% due 11/25/2010                          4,000             4,072
Prudential Bache
        5.941% due 09/01/2018 (d)                         31                30
Prudential Home Mortgage Securities
        6.950% due 11/25/2022                            233               231
Resolution Trust Corp.
        6.733% due 06/25/2024 (d)                        354               353
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                         20,033            19,733
Structured Asset Securities Corp.
        7.000% due 01/20/2021                          3,102             3,120
        5.439% due 10/25/2028 (d)                      3,067             3,073
Structured Mortgage Asset Residential Trust
        6.500% due 08/25/2021                            164               164
TMA Mortgage Funding Trust
        5.319% due 01/25/2029                         14,300            14,296
                                                                   -----------
                                                                       180,026
                                                                   ===========
Federal Home Loan Mortgage Corporation 1.1%
        6.250% due 10/15/2016                            827               826
        7.500% due 11/01/2001                          5,408             5,508
                                                                   -----------
                                                                         6,334
                                                                   ===========
Federal National Mortgage Association 4.9%
        6.000% due 12/18/2014                         11,071            11,076
        6.150% due 09/25/2016                         10,163            10,186

46  See accompanying notes

                                                                     Principal
                                                                        Amount                  Value
                                                                        (000s)                 (000s)
-----------------------------------------------------------------------------------------------------
        8.000% due 06/01/2027                                      $     5,301            $     5,518
        8.500% due 01/01/2026                                            2,714                  2,856
                                                                                          -----------
                                                                                               29,636
                                                                                          ===========
Government National Mortgage Association 9.5%
        6.125% due 11/20/2026 (d)                                       19,957                 20,242
        6.625% due 09/20/2023-08/20/2027 (d)(e)                         11,783                 11,987
        6.875% due 02/20/2024-04/20/2025 (d)(e)                         15,256                 15,490
        8.500% due 06/20/2027                                            9,368                  9,823
                                                                                          -----------
                                                                                               57,542
                                                                                          ===========
Other Mortgage-Backed Securities 0.1%
Federal National Mortgage Assn.
        1.000% due 06/25/2023                                               26                     26
First Nationwide Trust
        6.798% due 10/25/2018 (d)                                           13                     13
Resolution Trust Corp.
        6.609% due 05/25/2029 (d)                                          787                    785
                                                                                          -----------
                                                                                                  824
                                                                                          ===========
Stripped Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp. (IO)
        7.000% due 06/15/2019                                            6,973                    697
Federal National Mortgage Assn. (IO)
        7.000% due 07/25/2006                                            2,083                    191
        6.500% due 12/25/2006                                            4,610                    253
        6.500% due 06/25/2017                                            2,401                    147
        6.500% due 10/25/2023                                            2,095                    285
                                                                                          -----------
                                                                                                1,573
                                                                                          -----------
Total Mortgage-Backed Securities                                                              275,935
(Cost $275,240)                                                                           ===========

 ASSET-BACKED SECURITIES 4.9%

Banc One Auto Grantor Trust
        6.290% due 07/20/2004                                            4,362                  4,410
Community Trust Bancorp, Inc.
        6.500% due 09/15/2003                                            1,985                  1,997
Empire Funding Home Loan Owner Trust
        7.160% due 05/25/2012                                           13,046                 13,159
Starwood Hotels & Resorts Worldwide, Inc.
        8.687% due 02/23/2003 (d)                                       10,000                 10,000
                                                                                          -----------
Total Asset-Backed Securities                                                                  29,566
(Cost $29,454)                                                                            ===========

 SOVEREIGN ISSUES 3.6%

Air Canada
        5.613% due 07/31/2005 (d)                                        2,000                  1,824
Korean Export-Import Bank
        6.500% due 05/15/2000                                            2,170                  2,138
Republic of Argentina
        7.700% due 08/15/1999 (d)                                        5,240                  5,253
        5.937% due 03/31/2005 (d)                                        4,724                  4,046
United Mexican States
        6.250% due 06/27/2002 (d)                                        9,000                  8,580
                                                                                          -----------
Total Sovereign Issues                                                                         21,841
(Cost $22,162)                                                                            ===========

 FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 1.6%


Banco Nacional de Comercio Exterior, S.N.C
        8.750% due 09/28/2000                         BP                 3,000                  4,863
Commonwealth of Canada
        4.250% due 12/01/2026                         C$                 2,292                  1,544
Commonwealth of New Zealand
        4.500% due 02/15/2016                         N$                 5,400                  2,926
                                                                                          -----------
Total Foreign Currency-Denominated Issues                                                       9,333
(Cost $10,040)                                                                            ===========

 SHORT-TERM INSTRUMENTS 12.4%

Commercial Paper 10.2%
Abbott Laboratories
        4.820% due 04/12/1999                                           12,000                 11,982
American Express
        4.840% due 04/06/1999                                            2,400                  2,398
Coca-Cola Co.
        4.770% due 04/08/1999                                            1,900                  1,898
        4.780% due 06/21/1999                                            8,600                  8,507
Florida Power Corp.
        4.840% due 04/21/1999                                              800                    798
Ford Motor Credit Corp.
        4.800% due 04/08/1999                                            6,200                  6,194
General Motors Acceptance Corp.
        4.810% due 04/06/1999                                            5,000                  4,997
KFW International Finance, Inc.
        4.830% due 04/06/1999                                            2,500                  2,498
        4.770% due 04/06/1999                                            3,400                  3,398
        4.790% due 06/24/1999                                           10,500                 10,383
National Rural Utilities Cooperative
        4.780% due 04/22/1999                                            1,600                  1,596
        4.820% due 06/10/1999                                              100                     99
        4.820% due 06/11/1999                                            5,600                  5,546
Proctor & Gamble Co.
        4.780% due 04/28/1999                                              900                    897
                                                                                          -----------
                                                                                               61,191
                                                                                          ===========
Repurchase Agreements 2.2%
State Street Bank
        4.000% due 04/01/1999                                            8,396                  8,396
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 5.500% 05/31/2000 valued at $8,568,914.
        Repurchase proceeds are $8,396,933.)
Daiwa Securities
        4.920% due 04/01/1999                                            5,000                  5,000
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 8.375% 08/15/2008 valued at $5,120,991.
        Repurchase proceeds are $5,000,683.)                                              -----------
                                                                                               13,396
                                                                                          ===========
U.S. Treasury Bills 0.0%
        4.310% due 05/27/1999                                               10                     10
                                                                                          -----------
Total Short-Term Instruments                                                                   74,597
(Cost $74,598)                                                                            ===========

Total Investments (a) 99.4%                                                               $   598,486
(Cost $598,619)

Other Assets and Liabilities (Net) 0.6%                                                         3,502
                                                                                          -----------
Net Assets 100.0%                                                                         $   601,988
                                                                                          ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $598,164 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost. $ 2,142

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                                           (1,820)
                                                                                          -----------
Unrealized appreciation-net                                                               $       322
                                                                                          ===========

(b) Foreign forward currency contracts outstanding at March 31, 1999:

                             Principal
                                Amount                               Unrealized
                            Covered by        Settlement          Appreciation/
Type          Currency        Contract             Month         (Depreciation)
--------------------------------------------------------------------------------
Sell                BP           3,090           04/1999           $       (18)
Sell                C$           2,390           04/1999                    (8)
Sell                N$           5,023           04/1999                    20
Sell                               381           05/1999                    (2)
                                                                   -----------
                                                                   $        (8)
                                                                   ===========
 (c) Principal amount denoted in indicated currency:

            BP  -  British Pound
            C$  -  Canadian Dollar
            N$  -  New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31,1999.
(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f) Principal amount of the security is adjusted for inflation.
(g) Subject to a financing transaction.

                                                     See accompanying notes   47

Schedule of Investments

StocksPLUS Fund
March 31, 1999

                                             Principal
                                                Amount             Value
                                                (000s)            (000s)
-------------------------------------------------------------------------

        CORPORATE BONDS & NOTES 39.9%

Banking & Finance 28.4%
AT&T Capital Corp.
        6.920% due 04/29/1999               $    5,725       $     5,730
Bankers Trust Corp.
        5.100% due 05/11/2003 (d)               20,000            20,099
Caterpillar Financial Service Corp.
        4.220% due 04/01/1999 (d)                2,000             2,000
CIT Group, Inc.
        6.200% due 10/20/2000                   10,000            10,086
Edison Funding
        6.000% due 09/20/1999                   15,000            15,062
Finova Capital Corp.
        5.250% due 06/18/2003 (d)               25,000            24,813
Ford Motor Credit Corp.
        7.020% due 10/10/2000                   11,000            11,261
        5.150% due 03/19/2002                      590               589
        5.525% due 02/13/2003 (d)               15,000            14,949
General Motors Acceptance Corp.
        4.991% due 10/22/2001 (d)                1,600             1,601
        5.375% due 12/17/2001 (d)                2,000             2,010
        5.080% due 02/25/2002 (d)                1,000             1,002
        5.100% due 08/18/2003 (d)               35,300            35,135
Goldman Sachs Group
        5.490% due 01/16/2001 (d)                5,000             5,028
        5.151% due 01/25/2001 (d)               10,000            10,024
        5.530% due 02/19/2004 (d)               10,000             9,995
Heller Financial, Inc.
        5.330% due 09/25/2000                   15,500            15,534
Household Finance Corp.
        5.120% due 06/22/2001 (d)                5,000             5,001
HRPT Properties Trust
        5.658% due 07/09/1999                    5,000             4,978
Lehman Brothers, Inc.
        4.990% due 08/11/2000 (d)                9,400             9,366
MBNA America Bank NA
        5.311% due 10/18/1999 (d)               10,000             9,999
MBNA Corp.
        5.320% due 09/13/2001 (d)                4,000             3,986
Merrill Lynch & Co.
        5.598% due 10/10/2000 (d)                3,000             3,014
        5.750% due 11/20/2000                   10,000            10,035
        5.070% due 06/18/2001 (d)               10,000            10,010
        5.508% due 01/11/2002 (d)                8,550             8,594
        5.345% due 02/01/2002 (d)               24,500            24,569
        5.174% due 02/04/2003 (d)                6,000             6,016
Nacional Financiera
        8.649% due 12/01/2000 (d)               10,000            10,200
Residential Reinsurance
        9.180% due 06/01/1999 (d)                4,500             4,551
Salomon, Inc.
        4.704% due 04/05/1999 (d)                  500               500
Salomon, Smith Barney Holdings
        5.875% due 02/01/2001                    5,000             5,007
        3.650% due 02/14/2002                    2,072             2,019
        5.220% due 04/01/2002 (d)                3,600             3,599
        5.250% due 03/26/2003                    5,000             4,973
Sanwa Business Credit
        5.695% due 07/13/2001 (d)               10,000            10,016
Steers Securities
        6.438% due 05/12/1999 (d)               20,000            20,000
                                                             -----------
                                                                 341,351
                                                             ===========
Industrials 8.4%
Amerco, Inc.
        6.890% due 10/15/2000                   16,800            16,474
Black & Decker
        6.450% due 12/20/2001 (d)                7,250             7,303
COFIRI International, Inc.
        5.267% due 10/27/2000 (d)                2,000             1,994
Columbia/HCA Healthcare
        6.410% due 06/15/2000                    5,000             4,908
Delta Air Lines
        6.034% due 06/29/1999 (d)(g)             5,000             5,002
Marlin Water Trust
        7.090% due 12/15/2001                    5,000             5,069
Merita
        5.378% due 12/01/2005 (d)                1,000               987
Norfolk Southern Corp.
        6.700% due 05/01/2000                    2,600             2,629
Petroleos Mexicanos
        7.600% due 06/15/2000                    2,050             2,047
RJR Nabisco
        8.300% due 04/15/1999                    2,300             2,301
        8.000% due 07/15/2001                      500               513
TCI Communications, Inc.
        7.250% due 06/15/1999                   30,000            30,138
        5.640% due 04/03/2002 (d)               11,600            11,820
        5.700% due 03/11/2003 (d)                4,000             4,090
Tenneco, Inc.
        10.075% due 02/01/2001                   1,400             1,499
Williams Co., Inc.
        5.950% due 02/15/2000 (d)                4,200             4,204
                                                             -----------
                                                                 100,978
                                                             ===========
Utilities 3.1%
Beaver Valley Funding Corp.
        8.250% due 06/01/2003                    2,279             2,325
Niagara Mohawk Power
        7.000% due 10/01/2000                    5,000             5,051
        7.125% due 07/01/2001                    9,000             9,149
North Atlantic Energy
        9.050% due 06/01/2002                    1,220             1,259
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)               15,000            15,011
Western Massachusetts Electric
        7.750% due 12/01/2002                    4,000             4,081
                                                             -----------
                                                                  36,876
                                                             -----------
Total Corporate Bonds & Notes                                    479,205
(Cost $477,537)                                              ===========

        U.S. GOVERNMENT AGENCIES 1.4%

Student Loan Marketing Assn
        5.038% due 10/25/2005 (d)               12,512            12,480
        5.098% due 04/25/2006 (d)                4,491             4,476
                                                             -----------
Total U.S. Government Agencies                                    16,956
(Cost $16,915)                                               ===========

        U.S. TREASURY OBLIGATIONS 1.8%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (e)               21,850            21,713
                                                             -----------
Total U.S. Treasury Obligations                                   21,713
(Cost $21,776)                                               ===========

        MORTGAGE-BACKED SECURITIES 23.7%

Collateralized Mortgage Obligations 8.3%
Bank Mart
        6.883% due 03/01/2019 (d)(g)             6,273             6,374
Citicorp Mortgage Securities, Inc.
        7.044% due 09/25/2018 (d)                   57                57
Countrywide Home Loans
        6.050% due 04/25/2029                    6,600             6,592
Donaldson, Lufkin & Jenrette
        6.510% due 10/17/2020 (d)                  241               248
Federal National Mortgage Association
        8.005% due 04/25/2020 (d)                   57                57
GE Capital Mortgage Services, Inc.
        6.300% due 09/25/2023                    2,000             2,009
Greenwich
        6.818% due 10/25/2022 (d)                   23                23
Headlands Mortgage Securities, Inc.
        7.250% due 11/25/2027                   10,456            10,633
ICI Funding Corp. Secured Assets Corp.
        7.650% due 07/25/2028                   11,146            11,305
PaineWebber Mortgage
        6.503% due 02/25/2001 (d)                  853               852
PNC Mortgage Securities Corp.
        6.625% due 03/25/2028                   11,947            11,995

48    See accompanying notes


                                                                   Principal
                                                                      Amount          Value
                                                                      (000s)         (000s)
---------------------------------------------------------------------------------------------
Residential Asset Securitization Trust
        6.500% due 03/25/2029                                   $      6,000   $      5,992
Residential Funding Mortgage Securities, Inc.
        6.178% due 03/25/2018 (d)                                      2,294          2,283
Resolution Trust Corp.
        8.000% due 07/25/2024                                          1,031          1,027
        5.900% due 05/25/2029 (d)                                        292            293
Structured Asset Mortgage Investments, Inc.
        8.992% due 06/25/2029                                         28,277         29,646
Structured Asset Securities Corp.
        7.750% due 02/25/2028                                            679            686
        5.439% due 10/25/2028 (d)                                      3,067          3,073
TMA Mortgage Funding Trust
        5.319% due 01/25/2029                                          7,200          7,198
                                                                               ------------
                                                                                    100,343
                                                                               ============
Federal Home Loan Mortgage Corporation 4.8%
        6.666% due 07/01/2019 (d)                                      1,654          1,681
        7.163% due 12/01/2022 (d)                                        756            778
        7.364% due 06/01/2022 (d)                                        546            558
        7.500% due 11/01/2025-04/14/2029 (c)                          53,018         54,496
        8.500% due 04/01/2025-06/01/2025 (c)                             264            278
                                                                               ------------
                                                                                     57,791
                                                                               ============
Federal National Mortgage Association 1.3%
        5.904% due 07/01/2018 (d)                                        581            586
        5.905% due 04/01/2018-05/01/2036 (c)(d)                        1,157          1,164
        5.909% due 08/01/2029 (d)                                        366            368
        5.916% due 05/01/2036 (d)                                      6,312          6,354
        5.940% due 05/01/2017 (d)                                        356            360
        5.941% due 11/01/2018-11/01/2028 (c)(d)                        5,330          5,362
        5.946% due 11/01/2035 (d)                                        559            562
        5.964% due 02/01/2031 (d)                                        112            113
        7.337% due 05/01/2022 (d)                                        394            406
                                                                               ------------
                                                                                     15,275
                                                                               ============
Government National Mortgage Association 9.0%
        6.125% due 12/20/2022-12/20/2027 (c)(d)                       13,165         13,344
        6.500% due 01/20/2028-05/24/2029 (c)(d)                       53,505         53,354
        6.625% due 07/20/2018-07/20/2023 (c)(d)                       22,383         22,754
        6.875% due 02/20/2026-04/20/2027 (c)(d)                       18,745         19,031
                                                                               ------------
                                                                                    108,483
                                                                               ============
Other Mortgage-Backed Securities 0.2%
California Federal Savings & Loan
        6.644% due 01/01/2019 (d)                                         37             37
Fund America
        7.187% due 06/25/2023 (d)                                        155            159
Great Western Savings & Loan
        6.389% due 01/25/2018 (d)                                         74             74
J.P. Morgan & Co.
        6.937% due 01/25/2018 (d)                                        658            658
Resolution Trust Corp.
        6.842% due 12/25/2023 (d)                                         27             27
Structured Asset Securities Corp.
        6.811% due 09/25/2036 (d)                                      1,178          1,207
Western Federal Savings & Loan
        6.312% due 10/25/2018 (d)                                         77             76
        6.821% due 03/25/2019 (d)                                         37             37
        6.403% due 06/25/2019 (d)                                        222            220
                                                                               ------------
                                                                                      2,495
                                                                               ============
Stripped Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp. (IO)
        6.500% due 08/15/2006                                          3,896            267
        992.576% due 07/15/2016                                            3              3
        7.500% due 08/15/2019                                          2,282             97
Federal National Mortgage Assn. (IO)
        6.000% due 11/25/2000                                            456             21
        7.000% due 07/25/2006                                            417             38
        6.500% due 02/25/2021 (d)                                      4,237            375
        7.000% due 07/25/2021                                            960            132
        6.500% due 03/25/2023                                          5,778            729
                                                                               ------------
                                                                                      1,662
                                                                               ------------
Total Mortgage-Backed Securities                                                    286,049
(Cost $285,442)                                                                ============

        ASSET-BACKED SECURITIES 0.4%

Community Trust Bancorp, Inc.
        6.500% due 09/15/2003                                          2,316          2,330
Green Tree Financial Corp.
        6.220% due 02/15/2029                                          2,273          2,276
                                                                               ------------
Total Asset-Backed Securities                                                         4,606
(Cost $4,589)                                                                  ============

        SOVEREIGN ISSUES 4.7%

Air Canada
        5.613% due 07/31/2005 (d)                                     12,000         10,943
Cemex SA
        10.750% due 07/15/2000                                         3,650          3,780
Hydro Quebec
        5.187% due 09/29/2049 (d)                                      1,000            825
Republic of Argentina
        5.937% due 03/31/2005 (d)                                     16,833         14,414
        12.110% due 04/10/2005 (d)                                     7,000          6,475
Republic of Korea
        7.562% due 04/07/1999 (d)                                     10,000         10,003
United Mexican States
        6.250% due 06/27/2002 (d)                                     10,000          9,534
                                                                               ------------
Total Sovereign Issues                                                               55,974
(Cost $58,185)                                                                 ============

        FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.7%

Commonwealth of Canada
        4.250% due 12/01/2026                                  C$      5,210          3,510
Commonwealth of New Zealand
        4.500% due 02/15/2016                                  N$      9,750          5,283
Kingdom of Sweden
        10.250% due 05/05/2000 (f)                             SK      1,000            131
                                                                               ------------
Total Foreign Currency-Denominated Issues                                             8,924
(Cost $10,497)                                                                 ============

        PURCHASED PUT OPTIONS 0.0%

Eurodollar June Futures (CME)
        Strike @ 92.75 Exp. 06/14/1999                          $      3,463             17
Eurodollar December Futures (CME)
        Strike @ 92.00 Exp. 12/13/1999                                 1,750              9
                                                                               ------------
Total Purchased Put Options                                                              26
(Cost $73)                                                                     ============

        SHORT-TERM INSTRUMENTS 34.2%

Certificate of Deposit 0.4%
Nacional Financial
        6.305% due 07/15/1999                                          5,000          4,975
                                                                               ------------
Commercial Paper 27.0%
Abbott Laboratories
        4.820% due 04/09/1999                                         11,400         11,388
        4.820% due 04/12/1999                                          5,200          5,192
American Express
        4.770% due 04/05/1999                                         20,000         19,989
        4.790% due 04/06/1999                                          8,500          8,494
American Express Credit
        4.830% due 04/19/1999                                         10,000          9,976
Ameritech Corp.
        4.800% due 04/12/1999                                         36,700         36,646
Cemex SA
        7.239% due 08/11/1999                                         15,000         14,733
Coca-Cola Co.
        4.770% due 04/08/1999                                          8,700          8,692
        4.810% due 05/27/1999                                          1,500          1,489
E.I. Du Pont de Nemours
        4.770% due 04/05/1999                                          9,500          9,495
        4.810% due 04/23/1999                                         20,400         20,340
        4.800% due 06/07/1999                                          8,700          8,621

                                                     See accompanying notes  49

StocksPLUS Fund
March 31, 1999


                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)
--------------------------------------------------------------------------------
Ford Motor Credit Corp.
        4.800% due 04/06/1999                    $    20,000      $     19,987
        4.840% due 04/23/1999                          4,700             4,686
General Electric Capital Corp.
        4.860% due 04/16/1999                         29,200            29,141
        4.840% due 04/26/1999                          5,000             4,983
        4.840% due 04/30/1999                          4,000             3,984
General Motors Acceptance Corp.
        4.820% due 04/06/1999                          5,000             4,997
IBM Corp.
        4.810% due 04/21/1999                          8,900             8,876
        4.840% due 05/03/1999                         10,500            10,455
Imperial Tobacco PLC
        5.170% due 07/29/1999                         20,000            19,679
KFW International Finance, Inc.
        4.830% due 04/06/1999                          3,200             3,198
National Rural Utilities Cooperative
        4.810% due 05/25/1999                          6,400             6,354
        4.820% due 06/11/1999                         20,800            20,599
        4.820% due 06/17/1999                          7,900             7,818
Proctor & Gamble Co.
        4.820% due 04/19/1999                          2,300             2,294
        4.780% due 04/28/1999                          6,000             5,978
Shell Oil Co.
        4.790% due 06/04/1999                         16,100            15,963
                                                                  ------------
                                                                       324,047
                                                                  ============
Repurchase Agreements 2.0%
State Street Bank
        4.000% due 04/01/1999                          2,716             2,716
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Note 7.500% 10/31/1999
        valued at $2,773,069. Repurchase proceeds are $2,716,302.)

Daiwa Securities
        4.920% due 04/01/1999                         21,000            21,000
        (Dated 03/31/1999. Collateralized by
        U.S. Treasury Bill 4.545% 09/23/1999
        valued at $21,445,448. Repurchase
        proceeds are $21,002,870.)
                                                                  ------------
                                                                        23,716
                                                                  ============
U.S. Treasury Bills (b)(c) 4.8%
        4.404% due 04/29/1999-06/24/1999              58,060            57,715
                                                                  ------------

Total Short-Term Instruments                                           410,453
(Cost $410,283)                                                   ============


Total Investments (a) 106.8%                                      $  1,283,906
(Cost $1,285,297)

Written Options (l) (0.0%)                                                 (54)
(Premiums $53)

Other Assets and Liabilities (Net) (6.8%)                              (82,110)
                                                                  ------------

Net Assets 100.0%                                                 $  1,201,742
                                                                  ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,285,351 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $      3,429

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (4,874)
                                                                  =============

Unrealized depreciation-net                                       $      (1,445)
                                                                  =============

(b) Securities with an aggregate market value of $57,715 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                    # of           Appreciation/
Type                                           Contracts          (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                    308          $        (522)
Eurodollar September Futures (09/2000)               273                   (488)
Eurodollar December Futures (12/2000)                100                   (159)
S&P 500 Index (06/1999)                            3,281                  2,708
United Kingdom 90 Day LIBOR Futures (03/2000)         33                      0
United Kingdom 90 Day LIBOR Futures (06/1999)        400                     (4)
United Kingdom 90 Day LIBOR Futures (06/2000)         53                    (14)
United Kingdom 90 Day LIBOR Futures (09/1999)        287                    279
                                                                  -------------
                                                                  $       1,800
                                                                  =============

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Principal amount of the security is adjusted for inflation.

(f) Financing transaction.

(g) Restricted security.

(h) Foreign forward currency contracts outstanding at March 31, 1999:

                              Principal
                                 Amount                               Unrealized
                             Covered by           Settlement       Appreciation/
Type         Currency          Contract                Month      (Depreciation)
--------------------------------------------------------------------------------
Sell               C$             5,404              04/1999      $         (19)
Sell               N$             8,043              04/1999                 32
Sell                              1,668              05/1999                 (9)
Buy                SK             1,843              04/1999                 (1)
Sell                              1,843              04/1999                 15
Sell                              1,843              05/1999                  1
                                                                  -------------
                                                                  $          19
                                                                  =============

(i) Principal amount denoted in indicated currency:

        C$  -  Canadian Dollar
        N$  -  New Zealand Dollar
        SK  -  Swedish Krona

(j) Swap agreements outstanding at March 31, 1999:

                                                    Notional         Unrealized
Type                                                  Amount       Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 06/30/1999                                 $     50,000      $           0

Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Morgan Stanley
Exp. 09/30/1999                                       54,785                  0
                                                                  -------------
                                                                  $           0
                                                                  =============
(k) Principal amount of the security is adjusted for inflation.

(l) Premiums received on written options:

Type                                             Par       Premium        Value
-------------------------------------------------------------------------------
Put - CME Eurodollar December Futures
        Strike @ 94.25 Exp. 12/13/1999      $ 58,000     $      20     $     21
Put - CME Eurodollar December Futures
        Strike @ 94.50 Exp. 12/13/1999        58,000            33           33
                                                         ----------------------
                                                         $      53     $     54
                                                         ======================

50   See accompanying notes

Schedule of Investments
Strategic Balanced Fund
March 31, 1999

                                                    Principal
                                                       Amount            Value
                                                        (000s)           (000s)

 CORPORATE BONDS & NOTES 23.2%

Banking & Finance 15.2%
AT&T Capital Corp.
        6.580% due 09/03/1999                      $       300      $       301
Edison Funding
        6.050% due 12/17/1999                            1,000            1,006
Finova Capital Corp.
        5.250% due 06/18/2003 (d)                        2,000            1,985
Ford Motor Credit Corp.
        5.280% due 03/21/2001 (d)                          500              501
General Motors Acceptance Corp.
        4.991% due 10/22/2001 (d)                          100              100
Hyatt Equities LLC
        6.800% due 05/15/2000                            2,695            2,729
Lehman Brothers, Inc.
        6.330% due 08/01/2000                              305              306
Merrill Lynch & Co.
        5.226% due 10/01/2003 (d)                        2,000            2,000
        5.400% due 03/17/2004 (d)                          100              100
Nacional Financiera
        8.649% due 12/01/2000 (d)                          500              510
NationsBank Corp.
        7.033% due 02/18/2002 (d)                          100               96
Okobank
        6.750% due 09/27/2049 (d)                          500              503
Republic New York Corp.
        5.279% due 10/28/2002 (d)                          100               99
Salomon, Smith Barney Holdings
        3.650% due 02/14/2002                            1,119            1,090
        5.220% due 04/01/2002 (d)                          200              200
Sparbanken Sverige AB
        8.490% due 10/29/2049 (d)                          500              500
Westdeutsche Landesbank
        6.050% due 01/15/2009                            3,000            2,944
                                                                    -----------
                                                                         14,970
                                                                    ===========
Industrials 3.7%
DTE Capital Corp.
        8.350% due 11/15/2003 (d)                        1,000              993
Gulf Canada Resources
        9.000% due 08/15/1999                              300              300
Norfolk Southern Corp.
        6.700% due 05/01/2000                              100              101
Occidental Petroleum
        5.776% due 04/03/2000 (d)                          600              600
Reliant Energy, Inc.
        6.375% due 11/01/2003                            1,000              987
RJR Nabisco
        8.625% due 12/01/2002                              100              104
Sequa Corp.
        9.625% due 10/15/1999                              300              300
Williams Co., Inc.
        5.950% due 02/15/2000 (d)                          200              200
                                                                    -----------
                                                                          3,585
                                                                    ===========
Utilities 4.3%
Cleveland Electric/Toledo Edison
        7.190% due 07/01/2000                              500              504
Florida Gas Transmission
        8.140% due 11/01/1999                            1,000            1,015
New Century Energies, Inc.
        5.860% due 05/30/2000                            1,000              999
System Energy Resources
        7.710% due 08/01/2001                              650              673
Texas Utilities Co.
        6.410% due 11/21/2001                            1,000            1,012
                                                                    -----------
                                                                          4,203
                                                                    ===========
Total Corporate Bonds & Notes                                            22,758
(Cost $22,772)                                                      ===========

 U.S. GOVERNMENT AGENCIES 0.9%

Student Loan Marketing Assn.
        5.684% due 06/30/2000 (d)                          900              898
                                                                    -----------
Total U.S. Government Agencies                                              898
(Cost $899)                                                         ===========

 U.S. TREASURY OBLIGATIONS 3.2%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)                          410              408
        3.625% due 07/15/2002 (g)(h)                     1,846            1,835
U.S. Treasury Bonds
        8.875% due 08/15/2017                              700              933
                                                                    -----------
Total U.S. Treasury Obligations                                           3,176
(Cost $3,222)                                                       ===========

 MORTGAGE-BACKED SECURITIES 41.4%

Collateralized Mortgage Obligations 20.5%
Countrywide Home Loans
        6.050% due 04/25/2029                              300              300
Federal Home Loan Mortgage Corp.
        6.500% due 11/15/2000                              172              172
        6.500% due 01/15/2004                              134              134
        5.500% due 07/15/2005                              360              360
        7.000% due 05/15/2023                            1,618            1,670
        6.500% due 08/15/2023                              187              189
        6.500% due 03/15/2024                              290              278
Federal National Mortgage Assn
        6.500% due 10/25/2004                              239              239
        5.700% due 06/25/2017                            2,035            2,037
        6.500% due 06/25/2021                              202              201
        4.000% due 01/25/2022                              126              115
        5.000% due 04/25/2022                               48               45
        7.000% due 06/25/2023                              254              252
        6.500% due 12/25/2023                              138              127
GE Capital Mortgage Services, Inc.
        6.250% due 12/25/2028                            1,496            1,448
Greenwich
        6.844% due 04/25/2022 (d)                          583              591
Independent National Mortgage Corp.
        8.350% due 06/25/2025                              749              757
Norwest Asset Securities Corp.
        7.000% due 01/25/2028                            2,954            2,980
        6.500% due 02/25/2029                            2,000            1,914
PNC Mortgage Securities Corp.
        6.625% due 03/25/2028                              484              486
        6.500% due 11/25/2029                            1,000              974
Resecuritization Mortgage Trust
        5.189% due 04/26/2021 (d)                          791              774
Residential Asset Securitization Trust
        6.500% due 03/25/2029                              300              300
Residential Funding Mortgage Securities, Inc.
        6.500% due 11/25/2023                            3,000            2,914
Resolution Trust Corp.
        8.000% due 06/25/2026                              848              874
                                                                    -----------
                                                                         20,131
                                                                    ===========
Federal Home Loan Mortgage Corporation 11.5%
        7.500% due 04/14/2029                           11,000           11,305
                                                                    -----------
                                                                         11,305
                                                                    ===========
Federal Housing Administration 1.8%
        7.430% due 01/25/2023                            1,759            1,798
                                                                    -----------
                                                                          1,798
                                                                    ===========
Federal National Mortgage Association 0.4%
        6.130% due 03/01/2029 (d)                          398              401
                                                                    -----------
                                                                            401
                                                                    ===========
Government National Mortgage Association 6.8%
        6.000% due 04/22/2029                            3,000            2,915
        6.500% due 05/24/2029                            1,000              995
        6.625% due 07/20/2023-08/20/2026 (d)(i)            833              844
        6.875% due 01/15/2001-02/01/2040 (i)             1,000            1,013
        6.880% due 06/20/2027 (d)                          903              915
        7.000% due 01/20/2027 (d)                           45               45
                                                                    -----------
                                                                          6,727
                                                                    ===========


                                                     See accompanying notes  51

Strategic Balanced Fund
March 31, 1999

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities 0.3%
Collateralized Mortgage Obligation Trust (PO)
        0.000% due 04/23/2017                       $        18      $       17
Federal Home Loan Mortgage Corp. (IO)
        7.000% due 05/15/2004                               202               2
        6.500% due 08/15/2016                               654              31
        7.000% due 02/15/2017                               560              19
Federal National Mortgage Assn. (IO)
        6.500% due 05/25/2005                               972             131
        6.500% due 09/25/2008                               550              53
                                                                     ----------
                                                                            253
                                                                     ----------
Total Mortgage-Backed Securities                                         40,615
(Cost $40,486)                                                       ==========

        ASSET-BACKED SECURITIES 6.1%

Conti Mortgage Home Equity Loan Trust
        5.106% due 10/15/2012 (d)                           779             778
Empire Funding Home Loan Owner Trust
        7.160% due 05/25/2012                               870             877
First Plus Home Loan Trust
        6.450% due 02/10/2009                               842             842
Green Tree Financial Corp.
        6.220% due 02/15/2029                                40              40
Money Store Home Equity Trust
        6.550% due 09/15/2021                             2,000           2,015
WMC Mortgage Loan
        5.168% due 03/20/2028 (d)                         1,497           1,497
                                                                     ----------
Total Asset-Backed Securities                                             6,049
(Cost $6,027)                                                        ==========

        SOVEREIGN ISSUES 3.0%

Hydro Quebec
        5.187% due 09/29/2049 (d)                           200             165
Republic of Argentina
        4.940% due 04/01/2001 (d)                           693             641
        5.937% due 03/31/2005 (d)                         1,302           1,115
Republic of Korea
        8.281% due 04/08/2000 (d)                         1,000           1,004
                                                                     ----------
Total Sovereign Issues                                                    2,925
(Cost $3,035)                                                        ==========

        FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 0.1%

Commonwealth of Canada
        4.250% due 12/01/2026                      C$       104              70
                                                                     ----------
Total Foreign Currency-Denominated Issues                                    70
(Cost $70)                                                           ==========

        SHORT-TERM INSTRUMENTS 40.4%

Commercial Paper 22.4%
BellSouth Telecommunications, Inc.
        4.810% due 05/10/1999                       $     4,000           3,979
Coca-Cola Co.
        4.770% due 04/08/1999                             2,000           1,998
Ford Motor Credit Corp.
        4.840% due 04/23/1999                             1,600           1,595
General Electric Capital Corp.
        4.860% due 05/05/1999                             1,100           1,095
KFW International Finance, Inc.
        4.830% due 04/06/1999                             1,200           1,199
        4.790% due 06/24/1999                             2,200           2,176
National Rural Utilities Cooperative
        4.820% due 06/10/1999                             4,500           4,458
Proctor & Gamble Co.
        4.780% due 04/28/1999                             1,100           1,096
Sara Lee Credit Corp.
        4.840% due 04/28/1999                             4,400           4,384
                                                                     ----------
                                                                         21,980
                                                                     ==========

Repurchase Agreements 14.7%
State Street Bank
        4.000% due 04/01/1999                               898             898
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 6.125% 07/31/2000 valued at $917,080.
        Repurchase proceeds are $898,100.)

Lehman Brothers, Inc.
        4.900% due 04/01/1999                            12,500          12,500
        (Dated 03/31/1999. Collateralized by U.S. Treasury
        Note 13.125% 05/15/2001 valued at $9,982,000 and
        U.S. Treasury Note 12.000% 08/15/2013 valued at $2,855,245.
        Repurchase proceeds are $12,501,701.)

Daiwa Securities
        4.920% due 04/01/1999                             1,000           1,000
        (Dated 03/31/1999. Collateralized by U.S.
        Treasury Bill 4.545% 09/23/1999 valued at
        $1,021,491.  Repurchase proceeds are
        $1,000,137.)
                                                                     ==========
                                                                         14,398
                                                                     ==========
U.S. Treasury Bills (b)(i) 3.3%
        4.417% due 04/29/1999-06/24/1999                  3,278           3,249
                                                                     ----------

Total Short-Term Instruments                                             39,627
(Cost $39,627)                                                       ==========

Total Investments (a) 118.3%                                         $  116,118
(Cost $116,138)

Written Options (c) (0.0%)                                                  (13)
(Premiums $21)

Other Assets and Liabilities (Net) (18.3%)                              (17,987)
                                                                     ----------

Net Assets 100.0%                                                    $   98,118
                                                                     ==========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $116,120 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $      409

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (411)
                                                                     ----------

Unrealized depreciation-net                                          $       (2)
                                                                     ==========

52  See accompanying notes

(b) Securities with an aggregate market value of $3,249 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                     Unrealized
                                                                  Appreciation/
Type                                             Contracts       (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                       3           $      (4)
Eurodollar March Futures (03/2001)                       1                   0
Eurodollar June Futures (06/2000)                        3                  (4)
Eurodollar June Futures (06/2001)                        1                   0
Eurodollar September Futures (09/2000)                   4                  (3)
Eurodollar September Futures (09/2001)                   4                  (1)
Eurodollar December Futures (12/1999)                    3                  (4)
Eurodollar December Futures (12/2000)                    1                   0
Mini S&P 500 Index (06/1999)                             1                   0
S&P 500 Index (06/1999)                                173                 419
U.S. Treasury 10 Year Note (06/1999)                    42                  (8)
United Kingdom 90 Day LIBOR Futures (03/2000)            2                  (0)
United Kingdom 90 Day LIBOR Futures (06/2000)            2                  (1)
                                                                     ---------
                                                                     $     394
                                                                     =========
(c)  Premiums received on written options:

Type                                         Par   Premium               Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 128.00 Exp. 05/22/1999    $  700 $      2           $       1
Put - CBOT U.S. Treasury Bond June Futures
        Strike @ 118.00 Exp. 05/22/1999       700        4                   4
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 130.00 Exp. 05/22/1999       700        2                   0
Put - CBOT U.S. Treasury Bond June Futures
        Strike @ 116.00 Exp. 05/22/1999     1,100        6                   3
Call - CBOT U.S. Treasury Bond June Futures
        Strike @ 126.00 Exp. 05/22/1999       400        2                   1
Put - CME Eurodollar December Futures
        Strike @ 94.25 Exp. 12/13/1999      5,000        2                   1
Put - CME Eurodollar December Futures
        Strike @ 94.50 Exp. 12/13/1999      5,000        3                   3
                                                  ----------------------------
                                                  $     21           $      13
                                                  ============================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                           Principal
                              Amount                                 Unrealized
                          Covered by          Settlement          Appreciation/
Type        Currency        Contract               Month         (Depreciation)
--------------------------------------------------------------------------------
Sell              C$             109             04/1999             $      (0)

(f) Principal amount denoted in indicated currency:

            C$  -  Canadian Dollar

(g) Subject to a financing transaction.

(h) Principal amount of the security adjusted for inflation.

(i) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(j) Swap agreements outstanding at March 31, 1999:

                                                 Notional            Unrealized
Type                                               Amount          Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 07/31/1999                                   $ 6,335            $       0

                                                      See accompanying notes  53

Schedule of Investments
Total Return Fund
March 31, 1999

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)

 CORPORATE BONDS & NOTES 36.3%

Banking & Finance 23.2%
Abbey National PLC
        6.625% due 05/23/2001                           $    240       $    240
        6.700% due 06/29/2049                              5,000          4,888
ABN-AMRO Bank NV
        7.250% due 05/31/2005                                150            156
Aetna, Inc.
        7.250% due 08/15/2023                                 50             49
Ahmanson (H.F.) & Co.
        7.650% due 04/15/2000                                175            178
Allstate Corp.
        6.750% due 05/15/2018                                280            282
        6.900% due 05/15/2038                             60,400         59,830
American Express
        8.500% due 08/15/2001                                350            371
        5.625% due 01/22/2004                              3,700          3,655
American General Finance
        7.250% due 04/15/2000                                500            509
        6.270% due 06/09/2000                                800            808
        5.875% due 07/01/2000                                 75             75
        7.450% due 07/01/2002                                200            209
        6.250% due 12/18/2002                              1,080          1,092
        6.375% due 03/01/2003                                350            356
AON Capital Trust 'A'
        8.205% due 01/01/2027                                725            808
Associates Corp. of North America
        7.250% due 09/01/1999                                285            287
        6.750% due 10/15/1999                                 90             91
        7.850% due 10/20/1999                                500            507
        8.250% due 12/01/1999                                200            204
        7.250% due 12/17/1999                                660            669
        7.470% due 03/27/2000                              1,000          1,020
        6.000% due 06/15/2000                              2,634          2,650
        6.310% due 06/16/2000                                500            506
        6.250% due 09/15/2000                                200            201
        6.625% due 05/15/2001                                300            306
        6.700% due 05/29/2001                                100            102
        7.000% due 07/23/2001                                500            515
        5.104% due 08/27/2001 (d)                          3,500          3,509
        6.450% due 10/15/2001                             23,600         24,063
        7.500% due 04/15/2002                                185            194
        6.500% due 07/15/2002                                750            767
        5.750% due 11/01/2003                              4,175          4,140
        6.000% due 07/15/2005                             60,365         59,571
AT&T Capital Corp.
        5.438% due 04/01/1999 (d)                        175,500        175,500
        6.410% due 08/13/1999                              4,000          4,015
        6.580% due 09/03/1999                                500            502
        5.337% due 09/20/1999 (d)                          9,000          8,995
        6.230% due 10/15/1999                              2,000          2,011
        6.160% due 12/03/1999                              1,000          1,005
        5.405% due 03/21/2000 (d)                         31,100         31,054
        6.900% due 01/30/2002                              1,000          1,025
        6.750% due 02/04/2002                              1,925          1,970
AVCO Financial Services
        6.350% due 09/15/2000                                100            101
        7.375% due 08/15/2001                                300            310
Banco Latino Americano SA
        6.310% due 10/18/1999                                850            854
Banco Nacional de Comercio Exterior
        8.000% due 04/14/2000                              4,600          4,609
Banesto Delaware
        8.250% due 07/28/2002                             28,900         30,639
BankAmerica Corp.
        5.370% due 11/01/1999 (d)                          3,000          3,008
        5.240% due 03/05/2001 (d)                         36,000         36,138
        5.312% due 02/20/2002 (d)                         35,180         35,091
        8.125% due 06/15/2002                                350            374
        7.750% due 07/15/2002                                360            380
        7.200% due 09/15/2002                                400            416
        7.500% due 10/15/2002                              1,000          1,050
        6.850% due 03/01/2003                                 65             67
        6.875% due 06/01/2003                                100            103
        8.950% due 11/15/2004                                500            506
        8.375% due 05/01/2007                                  2              2
        8.570% due 11/15/2024                                125            147
BankBoston Corp.
        6.125% due 03/15/2002                             12,500         12,582
Bankers Trust Corp.
        6.750% due 10/03/2001                                500            508
        8.125% due 05/15/2002                                300            315
        5.139% due 07/03/2002 (d)                         10,000          9,766
        7.125% due 07/31/2002                                150            153
        5.100% due 05/11/2003 (d)                         82,800         83,209
        6.000% due 10/15/2008                                500            478
Banponce Corp.
        6.164% due 12/15/1999                              5,000          5,002
Bear Stearns Co., Inc.
        7.625% due 09/15/1999                                550            556
        4.440% due 06/12/2000 (d)                          8,700          8,708
        4.520% due 06/20/2000 (d)                          7,700          7,706
        6.750% due 08/15/2000                                 50             51
        5.100% due 08/25/2000 (d)                          1,400          1,400
        5.230% due 08/29/2000 (d)                         39,800         39,858
        5.821% due 02/06/2001 (d)                          2,400          2,414
        5.138% due 02/16/2001 (d)                          2,000          1,996
        5.139% due 03/02/2001 (d)                          7,500          7,485
        5.407% due 01/28/2002 (d)                         11,250         11,226
        5.280% due 04/05/2002 (d)                         25,000         25,000
        6.125% due 02/01/2003                                 25             25
        6.750% due 04/15/2003                                105            107
        5.185% due 07/22/2003 (d)                         19,000         18,840
        8.750% due 03/15/2004                                 75             83
        6.625% due 10/01/2004                                250            253
        5.601% due 03/18/2005 (d)                         31,000         31,065
        6.250% due 07/15/2005                             25,000         24,711
Bell Atlantic Financial
        5.750% due 04/01/2003                              1,000          1,058
Beneficial Corp.
        5.950% due 07/25/2000                              5,000          4,995
        5.360% due 11/27/2000 (d)                         90,000         90,170
        4.790% due 01/09/2001 (d)                          9,000          8,988
        5.115% due 01/09/2002 (d)                            500            497
        5.358% due 01/23/2002 (d)                          5,000          5,012
        5.451% due 03/01/2002 (d)                         40,000         40,173
        6.030% due 01/14/2003                                320            317
Bombardier Capital, Inc.
        6.000% due 01/15/2002                             28,000         27,864
BT Securities Corp.
        5.290% due 08/16/1999 (d)                         10,000          9,951
Capital One Bank
        6.830% due 08/16/1999                                275            276
Caterpillar Financial Service Corp.
        5.370% due 06/08/2000                                500            501
        5.300% due 05/29/2001 (d)                         10,000          9,988
        6.480% due 12/12/2001                                575            586
Central Hispano Financial Services
        5.720% due 04/29/2005 (d)                          5,000          5,018
Chase Manhattan Corp.
        5.875% due 08/04/1999                                400            400
        8.500% due 02/15/2002                                200            214
Chemical Banking Corp.
        6.125% due 11/01/2008                                400            400
Chrysler Financial Co. LLC
        6.350% due 06/22/1999                              8,000          8,020
        8.460% due 01/19/2000                                700            717
        6.250% due 03/06/2000                             14,735         14,884
        4.250% due 07/28/2000 (d)                            100            100
        6.625% due 08/15/2000                                300            305
        5.860% due 01/16/2001                                500            504
        4.968% due 06/11/2001 (d)                          6,000          6,003
        5.690% due 11/15/2001                                150            150
        5.400% due 01/15/2002                             15,250         15,103
        5.080% due 07/17/2002 (d)                         20,000         20,019
        5.077% due 08/08/2002 (d)                         34,000         34,057
        5.118% due 02/03/2003 (d)                         15,000         15,007

54  See accompanying notes

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
        5.108% due 03/06/2003 (d)                      $    5,000    $    5,020
        5.058% due 06/18/2003                              35,000        35,038
Chubb Capital Corp.
        8.750% due 11/15/1999                                  40            40
        6.875% due 02/01/2003                                 100           104
Cincinnati Financial Corp.
        6.900% due 05/15/2028                              34,125        33,656
CIT Group, Inc.
        6.200% due 10/20/2000                               1,225         1,235
        6.750% due 05/14/2001                              30,000        30,631
Citicorp
        9.750% due 08/01/1999                               2,200         2,231
        5.619% due 10/20/1999 (d)                          10,000        10,027
        5.371% due 10/25/1999 (d)                          11,000        11,031
        5.230% due 05/23/2000 (d)                          25,000        25,102
        5.491% due 06/01/2000                               5,000         5,021
        5.500% due 11/28/2000 (d)                           5,000         5,025
        5.250% due 02/01/2001 (d)                          10,000        10,056
        5.375% due 05/24/2001 (d)                          69,000        69,158
        5.480% due 11/13/2001 (d)                          10,000        10,022
        5.300% due 06/27/2002 (d)                          11,450        11,398
        5.090% due 08/15/2002 (d)                          11,500        11,543
        5.527% due 11/12/2002 (d)                          30,000        30,081
        8.000% due 02/01/2003                                 250           266
        7.125% due 09/01/2005                                 100           103
        7.250% due 09/01/2008                                 500           527
Comerica, Inc.
        7.250% due 06/15/2007                                 200           212
Commercial Credit Co.
        6.750% due 05/15/2000                                 100           101
        6.000% due 06/15/2000                                 300           302
        5.550% due 02/15/2001                               1,300         1,298
        8.250% due 11/01/2001                               2,500         2,643
        7.750% due 03/01/2005                                 550           589
Conseco Finance Trust
        8.796% due 04/01/2027                                 125           117
Credit Asset Receivable
        6.274% due 10/30/2003                              49,343        50,345
Dean Witter Discover
        5.584% due 06/27/2000 (d)                           1,900         1,894
        6.750% due 08/15/2000                                 100           102
Deutsche Bank Financial
        7.500% due 04/25/2009                               3,000         3,203
Donaldson, Lufkin & Jenrette
        5.470% due 09/18/2002 (d)                          13,600        13,650
        6.170% due 07/15/2003                              20,000        19,902
Dow Capital BV
        7.125% due 01/15/2003                                 100           104
Edison Funding
        6.000% due 09/20/1999                               5,000         5,021
        6.000% due 12/20/1999                               5,000         5,007
Exxon Capital Corp.
        7.450% due 12/15/2001                                 250           261
First Chicago Corp.
        5.614% due 02/10/2000 (d)                          20,000        20,061
        5.300% due 03/11/2002 (d)                          10,000        10,063
        5.547% due 02/18/2003 (d)                          10,000         9,848
        5.344% due 07/28/2003 (d)                              50            50
First Interstate Bancorp
        8.875% due 01/01/2009 (j)                             181           188
First Union Corp.
        6.375% due 01/15/2009                                 500           501
Fleet Financial Group
        9.900% due 06/15/2001                                 200           216
Ford Holdings, Inc.
        9.250% due 03/01/2000                               9,190         9,490
Ford Motor Credit Corp.
        8.875% due 06/15/1999                                 100           101
        6.375% due 04/15/2000                                 250           253
        6.950% due 05/15/2000                               8,450         8,604
        4.550% due 08/14/2000 (d)                          75,800        76,050
        6.850% due 08/15/2000                               1,500         1,525
        6.375% due 10/06/2000                               1,000         1,013
        7.020% due 10/10/2000                              71,250        72,943
        6.250% due 11/08/2000                                 750           759
        5.250% due 03/05/2001 (d)                           5,000         5,015
        5.803% due 04/10/2001 (d)                          10,850        10,850
        7.020% due 06/07/2001                               1,000         1,028
        4.970% due 07/13/2001 (d)                          36,500        36,680
        5.104% due 08/27/2001 (d)                          27,500        27,454
        5.166% due 09/03/2001 (d)                          11,000        11,008
        7.000% due 09/25/2001                               1,125         1,160
        5.468% due 10/15/2001 (d)                          13,000        13,014
        5.130% due 01/17/2002 (d)                          53,945        53,755
        8.200% due 02/15/2002                              11,600        12,315
        6.500% due 02/28/2002                               1,560         1,592
        5.150% due 03/19/2002                              28,208        28,175
        5.382% due 04/29/2002 (d)                          33,000        33,001
        7.320% due 05/23/2002                              14,000        14,032
        5.425% due 06/04/2002 (d)                           2,000         2,004
        5.180% due 10/15/2002 (d)                           4,000         3,989
        7.750% due 11/15/2002                               5,430         5,763
        7.500% due 01/15/2003                                 250           263
        5.109% due 02/03/2003 (d)                          30,000        30,043
        5.100% due 02/13/2003 (d)                         100,000       100,159
        5.525% due 02/13/2003 (d)                         190,985       190,334
        6.125% due 04/28/2003                                 580           585
        6.625% due 06/30/2003                                 775           794
        5.226% due 06/02/2004 (d)                           1,500         1,504
        8.250% due 02/23/2005                               2,500         2,757
        5.407% due 04/28/2005 (d)                          50,000        49,677
        6.125% due 01/09/2006                                  25            25
        7.700% due 05/15/2097                                 450           489
General Electric Capital Corp.
        8.375% due 03/01/2001                                 665           699
        5.500% due 11/01/2001                                  50            50
        6.210% due 12/09/2005                                 400           404
        8.300% due 09/20/2009                                 150           176
General Motors Acceptance Corp.
        8.400% due 10/15/1999                                 360           366
        8.170% due 01/02/2000                                 312           320
        6.500% due 01/17/2000                              46,110        46,256
        6.650% due 05/05/2000                               6,500         6,578
        6.875% due 06/01/2000                              10,250        10,405
        7.500% due 06/09/2000                               1,000         1,024
        5.699% due 11/20/2000                              66,690        66,950
        5.500% due 01/16/2001                              15,000        14,984
        8.625% due 01/18/2001                              15,000        15,771
        8.500% due 01/19/2001                               3,675         3,858
        5.800% due 04/09/2001                               8,340         8,373
        6.800% due 04/17/2001                               4,800         4,909
        5.950% due 04/20/2001                              22,150        22,299
        6.700% due 04/30/2001                               3,000         3,064
        7.125% due 05/01/2001                              44,095        45,291
        6.750% due 06/05/2001                                 880           900
        4.991% due 10/22/2001 (d)                          25,000        25,008
        9.625% due 12/15/2001                               5,650         6,191
        5.375% due 12/17/2001 (d)                          13,000        13,064
        5.160% due 01/08/2002 (d)                           3,000         3,004
        6.625% due 01/10/2002                                 500           510
        6.750% due 02/07/2002                               1,590         1,632
        5.180% due 03/15/2002 (d)                           6,215         6,215
        5.095% due 04/29/2002 (d)                         168,184       167,864
        7.000% due 09/15/2002                                 250           259
        6.625% due 10/01/2002                               5,000         5,118
        5.100% due 11/12/2002 (d)                          10,200        10,202
        6.200% due 12/15/2002                                 500           508
        6.000% due 01/15/2003                                 990           995
        5.875% due 01/22/2003                              30,500        30,503
        6.750% due 03/15/2003                              40,125        41,298
        7.125% due 05/01/2003                              36,000        37,492
        5.100% due 08/18/2003 (d)                          34,740        34,578
        5.550% due 09/15/2003                              32,000        31,495
        6.625% due 10/20/2003                               2,000         2,052
        5.750% due 11/10/2003                               1,000           992
        8.950% due 07/02/2009                              21,500        23,597
Golden State Holdings
        6.750% due 08/01/2001                               1,250         1,254
Goldman Sachs Group
        5.030% due 07/31/2000 (d)                          26,000        26,058

                                                      See accompanying notes  55

Total Return Fund
March 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
        5.150% due 11/21/2000 (d)                      $    20,000  $    19,894
        5.210% due 11/24/2000 (d)                          108,000      108,305
        6.200% due 12/15/2000                                6,500        6,529
        5.150% due 12/22/2000 (d)                           17,000       17,089
        5.237% due 01/09/2001 (d)                          105,000      104,865
        5.490% due 01/16/2001 (d)                           14,000       14,078
        5.151% due 01/25/2001 (d)                           77,000       77,185
        5.230% due 02/20/2001 (d)                            3,000        3,002
        5.431% due 04/16/2001 (d)                           18,000       18,001
        5.300% due 12/07/2001 (d)                           25,000       25,105
        5.250% due 12/24/2001 (d)                              900          904
        5.400% due 02/19/2002 (d)                            2,300        2,300
Hartford Life
        7.650% due 06/15/2027                               15,000       16,281
Heller Financial, Inc.
        5.103% due 04/01/1999 (d)                           19,000       19,005
        5.217% due 04/27/1999 (d)                           20,000       20,008
        6.640% due 05/13/1999                                2,000        2,002
        5.352% due 09/03/1999 (d)                            4,000        4,003
        6.405% due 10/15/1999                               10,000       10,059
        5.381% due 12/01/1999 (d)                           25,000       25,030
        6.520% due 12/06/1999                                8,750        8,819
        5.443% due 01/18/2000                                2,000        2,002
        5.625% due 03/15/2000                                  200          200
        6.500% due 05/15/2000                               12,000       12,113
        5.280% due 07/07/2000 (d)                           60,000       60,144
        5.380% due 08/25/2000 (d)                           11,000       11,004
        5.330% due 09/25/2000 (d)                           14,500       14,532
        6.500% due 11/01/2001                                  250          254
Hitachi Credit America
        5.125% due 05/15/2000                               25,000       25,027
        5.310% due 07/07/2000 (d)                           40,000       40,071
Household Bank
        5.410% due 09/26/2001 (d)                            9,000        9,011
        5.159% due 10/22/2003 (d)                           15,000       14,919
Household Capital Trust
        5.600% due 06/26/2004 (d)                            3,075        3,072
Household Finance Corp.
        6.580% due 05/17/1999                                  165          165
        5.369% due 08/01/2001 (d)                            1,500        1,503
        5.369% due 11/01/2001 (d)                            5,000        5,012
        5.096% due 05/07/2002 (d)                           40,850       40,869
        5.260% due 06/24/2003 (d)                           31,000       31,149
        5.500% due 06/24/2003                               35,000       35,168
Household Netherlands BV
        6.125% due 03/01/2003                               18,100       17,921
Inter-American Development Bank
        8.875% due 06/01/2009                                  200          245
International Lease Finance
        5.750% due 12/15/1999                                   50           50
        7.000% due 05/15/2000                                  500          508
        6.420% due 09/11/2000                                  500          505
        5.930% due 07/15/2003                               14,000       13,959
J.P. Morgan & Co.
        6.250% due 12/15/2005                                  200          198
Key Bank NA
        7.550% due 09/15/2006                                  350          375
Kimco Realty Corp.
        6.500% due 10/01/2003                                  200          198
Korea Development Bank
        6.250% due 05/01/2000                                5,000        4,936
        6.750% due 12/01/2005                                   55           51
        7.250% due 05/15/2006                                   50           48
Korean Export-Import Bank
        6.500% due 10/06/1999                                8,000        7,952
LB Rheinland - PFALZ
        5.000% due 02/23/2028                                3,400        3,440
Lehman Brothers Holdings, Inc.
        7.110% due 09/27/1999                                   20           20
        4.990% due 08/11/2000 (d)                           30,000       29,890
        5.900% due 04/01/2002 (d)                           56,850       56,850
Lehman Brothers, Inc.
        7.410% due 05/25/1999                                  500          501
        4.590% due 09/01/1999 (d)                           10,000        9,965
        7.140% due 09/24/1999                                   34           34
        6.150% due 03/15/2000                                7,700        7,702
        5.376% due 04/03/2000 (d)                           30,000       29,847
        6.500% due 07/18/2000                                3,000        3,011
        6.650% due 07/27/2000 (d)                            8,000        7,990
        6.330% due 08/01/2000                                  666          667
        6.400% due 08/30/2000                                1,500        1,508
        6.500% due 09/25/2000                               11,200       11,278
        5.390% due 09/26/2000 (d)                            5,000        4,957
        5.346% due 11/06/2000 (d)                           30,910       30,933
        5.702% due 12/01/2000 (d)                              500          497
        6.125% due 02/01/2001                                2,000        1,992
        5.750% due 02/20/2001                                1,500        1,502
        5.287% due 02/27/2001 (d)                           76,400       75,978
        5.164% due 06/01/2001 (d)                          100,000       99,081
        6.020% due 08/28/2002 (d)                            6,500        6,452
        5.577% due 09/03/2002 (d)                           14,000       14,009
Liberty Mutual Insurance
        8.200% due 05/04/2007                               17,510       18,963
Marine Midland
        5.375% due 12/20/2000 (d)                            3,700        3,709
MBNA Corp.
        5.661% due 12/01/1999 (d)                           66,900       66,922
        5.320% due 09/13/2001 (d)                            1,000          996
        6.990% due 05/24/2002                                1,000        1,003
        5.619% due 12/10/2002                                2,100        2,057
MCN Investment Corp.
        6.030% due 02/01/2001                                6,850        6,766
        6.300% due 04/02/2001                                7,500        7,485
        7.120% due 01/16/2004                                7,500        7,601
Meditrust
        7.375% due 07/15/2000                                  345          334
Mellon Bank Corp.
        6.500% due 08/01/2005                                   75           76
Merrill Lynch & Co.
        8.250% due 11/15/1999                                  250          254
        6.620% due 06/06/2000                                  500          505
        6.450% due 06/20/2000                                  350          355
        6.250% due 07/25/2000                                  490          495
        5.269% due 08/03/2000 (d)                            5,000        5,013
        5.300% due 09/25/2000 (d)                            5,000        5,008
        5.362% due 10/03/2000 (d)                           20,000       20,002
        5.440% due 12/05/2000 (d)                           89,000       89,032
        6.500% due 04/01/2001                                  400          406
        6.750% due 04/30/2001                                2,775        2,838
        5.081% due 05/08/2001                               54,900       55,006
        5.204% due 05/30/2001 (d)                            3,800        3,784
        5.345% due 06/04/2001 (d)                           30,000       29,963
        7.050% due 06/04/2001                                6,175        6,356
        5.299% due 11/01/2001 (d)                           30,000       30,004
        5.457% due 11/09/2001 (d)                           10,000       10,011
        5.130% due 01/15/2002 (d)                           17,000       17,024
        5.345% due 02/01/2002 (d)                            4,000        4,011
        8.000% due 02/01/2002                                  400          421
        7.375% due 08/17/2002                                  300          313
        8.300% due 11/01/2002                                  200          214
        6.000% due 02/12/2003                                  500          502
        6.875% due 03/01/2003                                  140          144
        5.400% due 06/24/2003 (d)                           27,000       26,884
        5.226% due 10/01/2003 (d)                            5,000        5,001
        7.000% due 03/15/2006                                1,500        1,545
        7.000% due 04/27/2008                                  100          104
        6.375% due 10/15/2008                               17,000       16,896
Metropolitan Life Insurance Co.
        6.300% due 11/01/2003                                6,800        6,829
Mexico Credit Link
       10.508% due 02/22/2002 (d)                           29,500       30,527
MIC Financing Trust
        8.375% due 02/01/2027                               36,000       35,442
Morgan Stanley Group, Inc.
        6.375% due 12/15/2003                                  150          152
Morgan Stanley, Dean Witter, Discover and Co.
        5.657% due 02/06/2001                                1,190        1,195
        5.412% due 04/16/2001 (d)                           25,000       24,998
        6.700% due 05/01/2001                                  600          610

56  See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
        9.375% due 06/15/2001                        $       300    $       322
        5.150% due 12/19/2001 (d)                         19,700         19,696
        5.429% due 03/11/2003 (d)                         10,000          9,950
Morgan, J.P. & Co., Inc.
        5.750% due 02/25/2004                             22,800         22,545
        6.000% due 01/15/2009                             27,000         26,091
Nacional Financiera
        8.000% due 06/19/2000                              4,500          4,496
        8.649% due 12/01/2000 (d)                         25,250         25,755
NationsBank Corp.
        6.750% due 02/26/2001                                500            511
        7.000% due 09/15/2001                              1,500          1,543
        5.650% due 06/17/2002 (d)                         10,000          9,954
NCNB Corp.
        7.750% due 08/01/2002                                796            797
Norwest Financial, Inc.
        7.000% due 01/15/2003                                300            312
        6.000% due 02/01/2004                                 50             50
Okobank
        5.350% due 05/23/2006 (d)                         10,000          9,882
Paccar Financial Corp.
        6.740% due 09/15/2000                                250            254
PaineWebber
        5.520% due 10/04/1999                              4,000          4,000
        7.000% due 03/01/2000                                200            202
        6.950% due 03/31/2000                                120            121
        6.538% due 05/09/2000 (d)                          5,000          5,010
        5.470% due 02/18/2002 (d)                          5,000          4,965
        5.590% due 05/20/2002 (d)                          1,000            988
Pemex Finance Limited
        6.125% due 11/15/2003                             15,000         14,892
Pitney Bowes Credit Corp.
        6.540% due 07/15/1999                                400            402
PNC Bank Corp.
        4.913% due 06/01/2000 (d)                        217,000        216,768
        5.100% due 01/24/2002 (d)                         49,000         48,657
        5.001% due 08/15/2002 (d)                          5,000          5,009
PNC Funding Corp.
        6.875% due 03/01/2003                                100            103
Popular, Inc
        6.715% due 06/06/2000                             20,000         20,069
        6.625% due 01/15/2004                             19,500         19,240
Prudential Insurance Co.
        6.375% due 07/23/2006                             15,000         14,938
Prudential Property Investment
        6.625% due 04/01/2009                             17,000         16,863
Reliance Group Holdings
        9.000% due 11/15/2000                             19,000         19,557
        9.750% due 11/15/2003                             10,000         10,388
Residential Reinsurance
        9.180% due 06/01/1999 (d)                         39,500         39,944
Safeco Corp.
        7.260% due 08/12/2002                                500            520
Salomon, Inc.
        4.704% due 04/05/1999 (d)                          5,500          5,500
        7.000% due 05/15/1999                             26,090         26,135
        4.370% due 06/24/1999 (d)                          9,000          8,992
        7.590% due 01/28/2000                                150            152
        6.500% due 03/01/2000                             18,350         18,540
        6.625% due 11/30/2000                                235            238
        6.650% due 07/15/2001                                600            611
        7.000% due 03/04/2002                              5,000          5,122
        5.400% due 05/16/2002 (d)                         23,000         23,026
Salomon, Smith Barney Holdings
        7.980% due 03/01/2000                             12,000         12,249
        6.625% due 06/01/2000                                 95             96
        5.875% due 02/01/2001                              4,000          4,006
        3.650% due 02/14/2002                             17,610         17,158
Sanwa Business Credit
        6.540% due 06/20/2000                              1,000          1,010
        5.695% due 07/13/2001 (d)                          1,000          1,002
Sears Roebuck Acceptance
        6.000% due 03/20/2003                            149,750        149,968
Security Pacific Corp.
        6.000% due 05/01/2000                                600            600
        11.500% due 11/15/2000                             4,000          4,326
Signet Bank Corp.
        9.625% due 06/01/1999                              6,500          6,540
Societe Generale
        7.400% due 06/01/2006                              1,500          1,576
Sparbanken Sverige AB
        8.490% due 10/29/2049 (d)                         12,670         12,670
Sumitomo
        9.400% due 12/29/2049 (d)                         19,500         18,330
Sun Life of Canada (U.S.)
        8.526% due 05/29/2049                                250            263
Swedbank
        7.531% due 10/29/2049 (d)                         12,000         12,161
Textron Financial Corp.
        5.100% due 11/24/1999 (d)                         10,000         10,014
Tokai Capital Corp.
        9.980% due 12/29/2049 (d)                         13,050         11,646
Toronto-Dominion Bank
        7.875% due 08/15/2004                                 50             53
Toyota Motor Credit Corp.
        4.659% due 02/15/2002                             40,000         38,495
TPSA Finance BV
        7.125% due 12/10/2003                             12,200         12,054
        7.750% due 12/10/2008                             10,000          9,767
Transamerica Corp.
        4.703% due 04/20/1999 (d)                            500            500
        7.400% due 07/29/1999                              2,000          2,012
        5.469% due 09/17/2001 (d)                         20,000         19,970
        7.500% due 03/15/2004                                270            285
        6.750% due 11/15/2006                                500            513
Travelers Group, Inc.
        7.200% due 02/01/2004                             38,480         40,204
Trinet Corp. Realty Trust
        6.750% due 03/01/2003                                 45             45
Trizec Finance Limited
        10.875% due 10/15/2005                             2,489          2,725
U.S. Bancorp
        5.085% due 01/16/2002 (d)                         49,000         49,040
Wachovia Corp.
        6.700% due 04/14/1999                                500            500
        7.000% due 12/15/1999                                100            101
Wells Fargo & Co.
        5.625% due 02/05/2001                                400            401
        8.750% due 05/01/2002                                100            108
Westdeutsche Landesbank
        6.750% due 06/15/2005                              4,000          4,083
        6.050% due 01/15/2009                             30,000         29,438
World Savings & Loan
        9.900% due 07/01/2000                                250            250
Xerox Corp.
        7.010% due 04/30/1999                                120            120
                                                                    -----------
                                                                      6,050,090
                                                                    ===========
Industrials 9.3%
AK Steel Corp.
        10.750% due 04/01/2004                            22,050         22,939
Akzo Nobel, Inc.
        6.000% due 11/15/2003                             32,000         31,642
Albertson's, Inc.
        6.375% due 06/01/2000                                150            152
Allied Waste North America, Inc.
        7.375% due 01/01/2004                             18,925         18,483
Amerco, Inc.
        7.135% due 10/15/2002                             15,000         14,730
American Home Products Corp.
        7.700% due02/15/2000                                 550            561
Amerigas Partners LP
       10.125% due 04/15/2007                              1,730          1,808
AMR Corp.
        9.750% due 03/15/2000                             10,760         11,134
       10.610% due 01/11/2001                              4,000          4,305
       10.570% due 01/15/2001                              3,000          3,226
       10.590% due 01/31/2001                              3,000          3,231
       10.000% due 02/01/2001                              2,000          2,130
        9.400% due 05/08/2001                              3,000          3,195
        9.500% due 05/15/2001                              2,250          2,399

                                                      See accompanying notes  57

Total Return Fund
March 31, 1999

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
        9.130% due 10/25/2001                        $     2,000    $     2,133
        8.470% due 02/20/2002                              2,000          2,119
        8.500% due 02/26/2002                              1,000          1,061
        10.210% due 01/01/2010                             6,500          8,143
Baxter International, Inc.
        9.500% due 06/15/2008                                200            241
Bellat Racers
        5.969% due 04/01/2003                             20,000         20,000
BOC Group PLC
        5.875% due 01/29/2001                                250            251
Boeing Co.
        8.375% due 02/15/2001                                150            157
        6.350% due 06/15/2003                                750            761
Boise Cascade Co.
        9.900% due 03/15/2000                                275            282
Browning-Ferris Industries, Inc.
        6.080% due 01/18/2002 (d)                         51,750         51,239
        6.100% due 01/15/2003                              6,000          5,676
Canadian Pacific Limited
        9.450% due 08/01/2021                              2,750          3,314
CBS, Inc.
        7.625% due 01/01/2002                                100            103
Cemex SA
        10.000% due 11/05/1999                             1,000          1,018
        8.500% due 08/31/2000                             10,000         10,132
Centerior Fuel Corp.
        9.540% due 08/02/1999 (j)                         10,000         10,394
        9.750% due 08/02/2000 (j)                          8,000          8,585
Century Communications Corp.
        9.500% due 08/15/2000                              6,000          6,150
        0.000% due 03/15/2003                             10,515          7,597
CF Cable TV, Inc.
        9.125% due 07/15/2007                              1,600          1,708
Circus Circus Enterprises
        6.750% due 07/15/2003                              4,500          4,292
Coca-Cola Co.
        6.375% due 08/01/2001                                200            203
        7.875% due 02/01/2002                                600            633
Coltec Industries, Inc.
        7.500% due 04/15/2008                              4,400          4,488
Columbia/HCA Healthcare
        8.020% due 08/05/2002                              3,880          3,789
        8.130% due 08/04/2003                              7,000          6,824
        6.630% due 07/15/2045                             10,000          9,477
        6.730% due 07/15/2045                             14,760         14,030
Comverse Technology, Inc.
        4.500% due 07/01/2005                              2,000          2,913
Continental Airlines
        6.954% due 02/02/2011                             26,000         26,034
Continental Cablevision
       11.000% due 06/01/2007                              4,536          4,819
        9.500% due 08/01/2013                             27,000         32,204
CSC Holdings, Inc
        7.625% due 07/15/2018                             22,000         22,003
Cumberland Farms
       10.500% due 10/01/2003                              2,711          2,697
Dayton Hudson Corp.
       10.000% due 12/01/2000                              1,000          1,068
Delta Air Lines, Inc.
        9.875% due 05/15/2000                              8,700          9,054
        6.650% due 03/15/2004                             13,500         13,508
       10.140% due 08/14/2012                              1,000          1,249
        9.200% due 09/23/2014                              6,000          7,053
Disney (Walt) Co.
        6.375% due 03/30/2001                                250            255
        6.750% due 03/30/2006                                100            104
DTE Capital Corp.
        8.350% due 11/15/2003 (d)                         48,000         47,660
E.I. Du Pont de Nemours
        9.150% due 04/15/2000                                100            104
Eastman Chemical Co.
        6.375% due 01/15/2004                              5,750          5,735
Eli Lilly & Co.
        8.125% due 02/07/2000                                387            395
        8.125% due 12/01/2001                                500            533
Enron Corp.
        5.557% due 11/18/1999 (d)                         35,000         35,048
        6.532% due 12/30/1999 (d)                         29,419         29,419
        6.532% due 12/30/1999 (d)                         25,802         25,802
Flag Limited
        6.900% due 12/15/2004                                515            503
Ford Motor Co.
        9.000% due 09/15/2001                                880            945
        6.625% due 10/01/2028                            115,800        111,471
Fortune Brands
        8.500% due 10/01/2003                                500            557
Fred Meyer, Inc.
        7.150% due 03/01/2003                              6,000          6,168
        7.375% due 03/01/2005                             39,325         40,933
        7.450% due 03/01/2008                                300            317
General Motors Acceptance Corp.
        9.625% due 12/01/2000                                525            558
        7.100% due 03/15/2006                                250            262
Gillette Co.
        5.750% due 10/15/2005                              1,500          1,497
Great Atlantic & Pac Tea
        7.750% due 04/15/2007                                150            149
Gulf Canada Resources
        9.250% due 01/15/2004                              7,250          7,385
        9.625% due 07/01/2005                              2,000          2,045
H.J. Heinz Co.
        7.500% due 04/26/2000                                150            153
Hollinger International Publishing
        9.250% due 02/01/2006                              3,000          3,135
Hyder PLC
        6.500% due 12/15/2008                             10,000          9,870
IBM Corp.
        5.732% due 11/01/1999 (d)                         35,000         34,956
        7.250% due 11/01/2002                                100            105
        7.125% due 12/01/2096                              2,500          2,599
Inco Limited
        9.875% due 06/01/2019                              5,000          5,226
Ingersoll-Rand Co.
        6.255% due 02/15/2001                                295            298
Intermedia Communications, Inc.
        0.000% due 05/15/2006 (i)                          2,500          2,175
ISP Holdings, Inc.
        9.750% due 02/15/2002                              4,500          4,658
        9.000% due 10/15/2003                              5,000          5,125
ITT Corp.
        6.250% due 11/15/2000                             10,070          9,814
J. Seagram & Sons
        6.250% due 12/15/2001                             51,000         51,258
Jones International Networks Limited
        11.750% due 07/01/2005                                55             41
K-Mart Corp.
        8.190% due 11/24/2003                              5,000          5,039
K-III Communications Co.
        8.500% due 02/01/2006                              4,000          4,090
Kellogg
        5.750% due 02/02/2001                             74,850         74,894
Langdell
        9.978% due 07/30/1999 (d)                          9,800          9,861
Lenfest Communications
        8.375% due 11/01/2005                              5,000          5,350
Limited, Inc.
        7.800% due 05/15/2002                                500            524
Loyola University of Chicago
        6.030% due 06/15/2000 (d)                         16,100         16,188
Mallinckrodt, Inc.
        6.300% due 03/15/2011 (d)                         10,000          9,971
Marlin Water Trust
        7.090% due 12/15/2001                             20,000         20,276
Mazda Manufacturing Corp.
        10.500% due 07/01/2008 (j)                         1,980          2,596
McDonald's Corp.
        6.500% due 08/01/2007                                250            257

58  See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
Mobil Corp.
        8.375% due 02/12/2001                        $       340    $       356
Motorola, Inc.
        7.600% due 01/01/2007                                200            218
Nabisco, Inc.
        6.800% due 09/01/2001                              3,000          3,052
        6.125% due 02/01/2033                             15,000         14,733
Nabors Industries, Inc.
        6.800% due 04/15/2004                              9,250          9,298
New York Times Co.
        7.625% due 03/15/2005                              1,000          1,082
News America Holdings Corp.
        8.625% due 02/01/2003                                750            814
News Corp. Limited
        0.000% due 06/15/1999 (i)                            900            845
Nike, Inc.
        6.510% due 06/16/2000                              1,000          1,017
Noranda, Inc.
        7.000% due 07/15/2005                              1,800          1,747
Occidental Petroleum
        6.400% due 04/01/2003                              6,510          6,441
        8.500% due 09/15/2004                              5,000          5,023
Owens Corning
        7.000% due 05/15/2000                                200            201
Owens-Illinois, Inc.
        7.850% due 05/15/2004                              2,600          2,665
        7.150% due 05/15/2005                             10,000          9,862
Pennzoil Co.
        9.625% due 11/15/1999                              5,000          5,101
Pepsi Bottling Group, Inc.
        5.250% due 03/06/2000 (d)                        376,000        375,846
Petroleos Mexicanos
        9.857% due 07/15/2005 (d)                         32,500         30,266
Philip Morris Cos., Inc.
        6.150% due 03/15/2000                             20,000         20,109
        9.000% due 01/01/2001                                300            316
        7.250% due 09/15/2001                                 70             72
        7.500% due 01/15/2002                                 50             52
        6.800% due 12/01/2003                             48,345         49,513
        7.000% due 07/15/2005                              1,125          1,156
        7.200% due 02/01/2007                             32,000         33,416
Phillips Petroleum Co.
        6.375% due 03/30/2009                             31,000         30,894
        7.000% due 03/30/2029                             16,000         15,940
Procter & Gamble Co.
        5.250% due 09/15/2003                             35,000         34,462
Qwest Communications International, Inc.
        0.000% due 10/15/2007 (i)                          2,507          2,000
R & B Falcon Corp.
        6.500% due 04/15/2003                              1,000            855
Racers
        7.709% due 04/28/2003 (d)                         30,000         27,713
Reliant Energy, Inc.
        8.920% due 05/15/2001                              6,500          6,860
        6.375% due 11/01/2003                             14,000         13,818
RJR Nabisco
        8.000% due 01/15/2000                              6,777          6,860
        7.625% due 09/01/2000                              6,000          6,104
        8.000% due 07/15/2001                             35,630         36,589
        8.625% due 12/01/2002                             10,920         11,353
        7.625% due 09/15/2003                              9,000          9,211
        8.750% due 04/15/2004                             23,800         25,538
        8.250% due 07/01/2004                              2,000          2,105
        8.750% due 07/15/2007                             25,000         27,212
Rogers Cablesystems Limited
       10.000% due 12/01/2007                              5,000          5,613
Rogers Cantel Mobile Communications, Inc.
        9.375% due 06/01/2008                              2,750          3,032
Saferco
        9.460% due 05/31/1999 (j)                          1,000          1,007
        9.630% due 05/31/2000 (j)                          6,500          6,833
        9.590% due 05/31/2001 (j)                          3,000          3,251
Safeway, Inc.
        5.750% due 11/15/2000                                150            150
        6.850% due 09/15/2004                                250            259
Sara Lee Corp.
        6.300% due 11/07/2005                                500            506
Sears Roebuck & Co.
        6.800% due 05/07/2001                                500            510
        6.790% due 05/21/2001                                500            510
        9.400% due 08/02/2001                                250            269
        7.260% due 04/21/2003                              3,000          3,123
        6.250% due 01/15/2004                                300            303
        6.750% due 09/15/2005                                785            804
Sears Roebuck Acceptance
        5.155% due 06/27/2000 (d)                          5,000          5,008
        7.110% due 06/19/2001                              1,000          1,026
        6.120% due 12/13/2001                                260            262
        6.950% due 05/15/2002                                300            309
        7.140% due 05/02/2003                              5,000          5,184
        6.560% due 11/20/2003                              1,178          1,198
        6.700% due 11/15/2006                                500            511
Shell Oil Co.
        7.250% due 02/15/2002                                 50             50
Smithfield Foods
        7.625% due 02/15/2008                              2,000          1,935
Smithkline Beecham
        7.375% due 04/15/2005                                150            161
Solectron Corp.
        0.000% due 01/27/2019                              4,000          1,975
SUPERVALU, Inc.
        6.500% due 10/06/2000                                140            142
TCI Communications, Inc.
        7.250% due 06/15/1999                              4,800          4,822
        6.375% due 09/15/1999                             39,175         39,398
        5.080% due 02/02/2000 (d)                         50,000         49,951
        5.395% due 09/11/2000 (d)                         48,500         48,362
        5.750% due 12/20/2000 (d)                         10,000         10,034
        6.375% due 05/01/2003                              3,200          3,271
Telecommunications, Inc.
        7.375% due 02/15/2000                             12,000         12,213
        8.250% due 01/15/2003                             43,125         46,777
Telewest Communications
        9.625% due 10/01/2006                              5,000          5,313
Tenet Healthcare Corp.
        8.625% due 12/01/2003                              1,200          1,228
        7.625% due 06/01/2008                             27,000         26,190
Texaco Capital
        8.500% due 02/15/2003                                700            767
        6.000% due 06/15/2005                                400            400
Time Warner, Inc.
        7.550% due 02/01/2000                              5,735          5,844
        6.100% due 12/30/2001                              1,375          1,382
        7.975% due 08/15/2004                             31,803         34,403
        8.110% due 08/15/2006                             80,929         89,539
        8.180% due 08/15/2007                              2,400          2,695
        7.250% due 09/01/2008                                125            134
Union Pacific Corp.
        5.945% due 05/22/2000 (d)                         60,000         59,963
        6.930% due 06/01/2003                              1,000          1,020
        6.000% due 09/01/2003                              8,000          7,901
        6.120% due 02/01/2004                                250            245
United Airlines
        9.000% due 12/15/2003                              1,000          1,092
USA Waste Services, Inc.
        6.125% due 07/15/2001                             23,500         23,628
USX Corp.
        9.800% due 07/01/2001                                300            324
Wal-Mart Stores, Inc.
        9.100% due 07/15/2000                                100            105
        8.625% due 04/01/2001                              1,450          1,536
Waste Management, Inc.
        6.250% due 04/01/1999                              1,000          1,000
        4.000% due 02/01/2002                              3,000          3,536
Westpoint Stevens, Inc.
        7.875% due 06/15/2005                              8,000          8,220
Westvaco Corp.
        9.650% due 03/01/2002                                150            165
Williams Co.
        5.250% due 01/30/2000 (d)                         23,000         23,034

                                                      See accompanying notes  59

Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
WMX Technologies
        6.700% due 05/01/2001                      $    10,000       $   10,152
        7.000% due 10/15/2006                              500              521
Xerox Corp.
        7.040% due 04/30/1999                              770              771
        6.500% due 06/29/2000                              280              285
        5.750% due 07/21/2000                              500              503
        7.410% due 05/15/2001                            1,000            1,030
                                                                     ----------
                                                                      2,426,041
                                                                     ==========
Utilities 3.8%
AES Corp.
       10.250% due 07/15/2006                            4,500            4,770
Alabama Power Co.
        5.350% due 11/15/2003                              600              587
Appalachian Power Co.
        6.350% due 03/01/2000                              500              504
AT&T Corp.
        7.125% due 01/15/2002                               75               78
        7.000% due 05/15/2005                              200              211
Baltimore Gas & Electric
        6.125% due 07/01/2003                              150              152
Beaver Valley Funding Corp.
        8.250% due 06/01/2003                              779              795
        8.625% due 06/01/2007                            5,000            5,339
BellSouth Telecommunications, Inc.
        7.500% due 06/15/2033                              185              191
California Energy
        9.500% due 09/15/2006                           12,040           13,270
Calpine Corp.
        9.250% due 02/01/2004                            4,150            4,275
        7.625% due 04/15/2006                            7,000            7,035
        7.875% due 04/01/2008                            2,500            2,556
Central Maine Power Co.
        6.350% due 09/20/1999                           30,000           30,022
        6.413% due 10/25/1999                           39,000           39,195
        6.463% due 11/01/1999 (d)                        6,800            6,834
        6.500% due 06/14/2000                            5,500            5,492
Chesapeake & Potomac Telephone
        5.625% due 03/01/2007                              500              481
        8.000% due 10/15/2029                            1,125            1,306
Cleveland Electric Illuminating Co.
        7.850% due 11/01/1999                            6,000            6,070
        7.420% due 08/01/2001                           10,000           10,280
        9.500% due 05/15/2005                           13,000           14,079
Cleveland Electric/Toledo Edison
        7.190% due 07/01/2000                           20,400           20,570
CMS Energy
        7.375% due 11/15/2000                           57,535           58,102
        8.125% due 05/15/2002                            5,000            5,140
        7.000% due 01/15/2005                           30,000           29,263
Coastal Corp.
        8.750% due 05/15/1999                            4,300            4,314
Commonwealth Edison
        6.500% due 04/15/2000                            6,185            6,248
        5.060% due 06/15/2002 (d)                        1,000            1,003
        6.625% due 07/15/2003                            1,000            1,024
        9.875% due 06/15/2020                           11,700           13,837
Connecticut Light & Power Co.
        7.250% due 07/01/1999                            4,485            4,487
        5.750% due 07/01/2000                            2,000            1,994
        7.750% due 06/01/2002                            5,000            5,183
        8.590% due 06/05/2003                           27,000           26,823
Consolidated Edison
        7.600% due 01/15/2000                              100              102
        5.321% due 12/15/2001 (d)                       10,000            9,974
Detroit Edison Co.
        6.450% due 04/01/1999                           10,500           10,500
Duke Energy Corp.
        5.780% due 07/08/1999                              500              501
        8.000% due 11/01/1999                               40               41
        7.000% due 06/01/2000                              700              713
        6.750% due 08/01/2025                               25               24
Eastern Edison Co.
        7.780% due 07/30/2002                            9,000            9,407
El Paso Electric Co.
        9.400% due 05/01/2011                            7,455            8,606
Houston Lighting & Power Co.
        6.100% due 03/01/2000                              250              251
Indiana Bell Telephone Co., Inc.
        5.500% due 04/01/2007                              500              478
Indianapolis Power & Light
        7.375% due 08/01/2007                              225              245
Korea Electric Power
        6.375% due 12/01/2003                              170              160
Long Island Lighting Co.
        7.300% due 07/15/1999                           76,085           76,461
Louisiana Power & Light Co.
        7.740% due 07/01/2002                            1,900            1,934
MCI Communications Corp.
        6.125% due 04/15/2002                            1,250            1,262
MCI Worldcom, Inc.
        8.875% due 01/15/2006                           24,529           26,428
National Power Corp.
        9.625% due 05/15/2028                           16,000           14,185
National Rural Utilities Cooperative
        6.250% due 04/15/2003                           50,000           49,853
Nevada Power Co.
        6.200% due 04/15/2004                           20,000           19,951
New Century Energies, Inc.
        5.860% due 05/30/2000                           15,000           14,986
New England Telephone & Telegraph Co.
        6.375% due 09/01/2008                            1,350            1,320
New Jersey Bell Telephone
        7.850% due 11/15/2029                               70               79
New York Telephone Co.
        6.250% due 02/15/2004                              150              153
Niagara Mohawk Power
        6.500% due 07/01/1999                           25,000           25,032
        7.000% due 10/01/2000                           35,000           35,359
        7.125% due 07/01/2001                           27,250           27,702
        7.250% due 10/01/2002                           32,777           33,386
        7.375% due 07/01/2003                           28,000           29,356
        7.375% due 08/01/2003                            1,645            1,732
        7.750% due 10/01/2008                           25,200           27,057
North Atlantic Energy
        9.050% due 06/01/2002                            8,042            8,297
Northern Illinois Gas Co.
        6.450% due 08/01/2001                            1,450            1,461
Northern Telecom Limited
        8.750% due 06/12/2001                              300              319
Ohio Bell Telephone Co.
        5.375% due 03/01/2007                              950              909
Ohio Edison
        6.875% due 09/15/1999                            5,750            5,781
Ohio Power Co.
        6.875% due 06/01/2003                            3,000            3,062
Pacific Gas & Electric Co.
        6.750% due 12/01/2000                            3,049            3,060
Pacific Northwest Bell
        4.375% due 09/01/2002                               50               48
Pennsylvania Power & Light
        6.000% due 06/01/2000                              500              503
Philadelphia Electric
        5.625% due 11/01/2001                           17,000           16,980
PP&L, Inc.
        6.125% due 05/01/2001 (d)                        5,000            5,049
Public Service Electric & Gas
        8.750% due 07/01/1999                               90               91
        7.625% due 02/01/2000                              150              153
        6.500% due 06/01/2000                              500              505
        6.125% due 08/01/2002                            1,000            1,014
Public Service Enterprise Group, Inc.
        5.750% due 11/22/2000 (d)                       10,000           10,007
        5.780% due 11/22/2000 (d)                        2,000            2,002
Queststar Pipeline
        9.375% due 06/01/2021                              200              225

60  See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
Reliant Energy, Inc.
        8.750% due 03/01/2022                         $   10,000     $   10,862
Southwestern Bell Telephone Co.
        6.125% due 03/01/2000                                 50             50
Sprint Corp.
        8.125% due 07/15/2002                             10,378         11,010
System Energy Resources
        7.380% due 10/01/2000                              5,000          5,081
        7.710% due 08/01/2001                             14,850         15,371
Tennessee Valley Authority
        0.000% due 04/15/2042 (i)                            855            360
Texas Utilities Co.
        6.250% due 01/31/2000                              6,000          6,033
        6.270% due 02/01/2000                             11,000         11,087
        5.241% due 04/24/2000 (d)                         54,700         54,804
        6.370% due 08/16/2001                              1,000          1,005
        5.940% due 10/15/2001                              3,000          3,001
        6.500% due 08/16/2002                              1,000          1,006
Texas-New Mexico Power
       10.750% due 09/15/2003                              4,950          5,243
Toledo Edison Co.
        8.180% due 07/30/2002                              1,400          1,470
        8.700% due 09/01/2002                             10,000         10,488
        7.850% due 03/31/2003                              7,000          7,290
        7.875% due 08/01/2004                                500            520
Tuscon Electric Power
        8.500% due 10/01/2009                                454            468
U.S. West Communications, Inc.
        6.625% due 09/15/2005                                300            311
        6.125% due 11/15/2005                                400            405
United Air Lines
       10.670% due 05/01/2004                              2,050          2,388
United Telecom, Inc.
        9.440% due 08/15/2001                             10,000         10,738
Western Massachusetts Electric
        6.875% due 01/01/2000                                700            704
        7.375% due 07/01/2001                              7,000          7,085
Western Resources, Inc.
        6.250% due 08/15/2003                              8,500          8,534
Wilmington Trust Co. - Tucson Electric
       10.732% due 01/01/2013 (j)                            991          1,142
WorldCom, Inc.
        6.125% due 08/15/2001                                250            252
        6.400% due 08/15/2005                              1,000          1,016
                                                                     ----------
                                                                        995,938
                                                                     ----------
Total Corporate Bonds & Notes                                         9,472,069
(Cost $9,450,839)                                                    ==========

 U.S. GOVERNMENT AGENCIES 3.7%

A.I.D. Housing Guarantee
        9.980% due 08/01/2008                              1,045          1,137
Federal Home Loan Bank
        6.400% due 09/10/2008                                525            520
Federal Home Loan Mortgage Corp.
        6.140% due 03/03/2003                                500            502
        6.000% due 11/18/2003                                750            747
        5.580% due 12/10/2003                                500            494
        7.030% due 04/05/2004                                125            125
        7.540% due 05/03/2004                                 20             20
        5.500% due 12/21/2004                              1,000            981
        5.900% due 12/02/2005                              1,300          1,282
        6.375% due 09/25/2006                              1,250          1,241
        6.350% due 10/13/2006                              1,000            992
        6.350% due 11/28/2006                                100             99
        6.690% due 04/23/2008                              1,250          1,246
        6.220% due 06/24/2008                              1,850          1,847
        6.250% due 08/11/2008                              1,000            987
        6.300% due 09/10/2008                                260            256
Federal National Mortgage Assn.
        9.050% due 04/10/2000                                400            415
        5.160% due 02/02/2001                                800            795
        5.125% due 02/13/2004                             21,716         21,340
        5.350% due 10/29/2004                              1,000            971
        5.750% due 10/28/2005                              1,500          1,464
        5.780% due 11/02/2005                                500            489
        6.000% due 11/24/2006                                700            686
        7.240% due 01/04/2007                                255            257
        6.490% due 08/27/2007                             56,000         58,100
        6.000% due 09/14/2007                                200            195
        6.470% due 02/22/2008                                700            692
        6.560% due 03/03/2008                                250            248
        6.125% due 08/28/2008                              1,000            985
        5.990% due 10/27/2008                                125            121
Housing & Urban Development Corp.
        8.810% due 08/01/2005                                285            328
New York City
        5.278% due 08/01/2002 (d)                         35,487         35,330
Resolution Funding
        0.000% due 01/15/2007                                800            520
Student Loan Marketing Assn.
        4.129% due 02/20/2000 (d)                        134,700        133,361
        5.684% due 06/30/2000 (d)                         63,700         63,584
        5.248% due 01/25/2003 (d)                         41,537         41,600
        5.070% due 04/25/2004 (d)                         20,459         20,255
        4.988% due 10/25/2004 (d)                         27,806         27,743
        5.008% due 10/25/2004 (d)                         50,033         49,946
        4.958% due 10/25/2005 (d)                         11,583         11,546
        5.038% due 10/25/2005 (d)                         36,723         36,629
        5.098% due 04/25/2006 (d)                        119,639        119,236
        5.208% due 01/25/2007 (d)                        114,483        114,439
        5.178% due 04/25/2007 (d)                        210,062        210,093
                                                                     ----------
Total U.S. Government Agencies                                          963,844
(Cost $966,749)                                                      ==========

 U.S. TREASURY OBLIGATIONS 12.5%

Treasury Inflation Protected Securities
        3.625% due 07/15/2002 (h)(l)                     695,560        691,213
        3.375% due 01/15/2007 (h)(l)                      69,478         66,917
        3.625% due 01/15/2008 (h)                        248,671        242,998
        3.875% due 01/15/2009 (h)(l)                     114,600        114,278
        3.625% due 04/15/2028 (h)                        102,194         97,787
U.S. Treasury Bonds
       12.375% due 05/15/2004                              1,000          1,313
       10.375% due 11/15/2012                             10,820         14,272
       12.000% due 08/15/2013 (l)                          8,845         12,892
       13.250% due 05/15/2014                             16,500         26,070
        9.250% due 02/15/2016 (l)                        301,500        409,946
        7.250% due 05/15/2016                            107,450        123,333
        8.750% due 05/15/2017 (l)                          9,460         12,455
        8.875% due 08/15/2017 (l)                        544,900        726,420
        9.125% due 05/15/2018                            234,900        321,226
        8.125% due 05/15/2021                            225,000        285,891
        8.000% due 11/15/2021                             66,145         83,198
        7.125% due 02/15/2023                              1,650          1,906
        6.500% due 11/15/2026                                130            141
        6.625% due 02/15/2027                              3,165          3,486
        6.375% due 08/15/2027                              2,225          2,377
        6.125% due 11/15/2027                              1,650          1,710
U.S. Treasury Notes
        7.750% due 11/30/1999                              1,100          1,121
        5.375% due 07/31/2000                             20,000         20,106
        4.500% due 01/31/2001                                775            768
        7.500% due 11/15/2001                              1,350          1,428
        6.250% due 02/15/2003                              1,200          1,244
        5.875% due 02/15/2004                              1,200          1,236
        4.750% due 11/15/2008                              1,000            963
                                                                     ----------
Total U.S. Treasury Obligations                                       3,266,695
(Cost $3,389,678)                                                    ==========

 MORTGAGE-BACKED SECURITIES 52.7%

Collateralized Mortgage Obligations 18.4%
American Southwest Financial
        0.000% due 06/04/2013 (i)                         64,050         70,617
       12.250% due 11/01/2014                                 57             59
       12.500% due 04/01/2015                                437            486
       12.000% due 05/01/2015                                892            932
       11.400% due 09/01/2015                                661            690

                                                      See accompanying notes  61

Total Return Fund
March 31, 1999

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
Aspetuck Trust
        5.151% due 08/02/1999 (d)                       $ 80,000       $ 79,975
BA Mortgage Securities, Inc.
        6.250% due 08/25/2028                             25,000         23,632
Bankers Trust Co.
        8.625% due 04/01/2018                                 77             78
Bear Stearns Mortgage Securities, Inc.
        5.688% due 10/25/2023 (d)                          5,267          5,406
       10.000% due 08/25/2024                              7,463          7,824
        7.000% due 03/25/2027                              7,000          7,076
Cendant Mortgage Corp.
        6.499% due 11/18/2028 (d)                          5,400          4,860
        6.499% due 11/18/2028 (d)                         14,333         14,019
Chase Mortgage Finance Corp.
        8.250% due 10/25/2010                              1,429          1,425
        6.204% due 04/25/2025 (d)                         29,846         30,273
        6.550% due 08/25/2028                              3,000          3,029
Citicorp Mortgage Securities, Inc.
        9.500% due 09/25/2019                                250            249
        6.906% due 10/25/2022 (d)                         13,664         13,698
        6.250% due 04/25/2024                             11,796         11,036
        7.250% due 10/25/2027                             20,462         20,823
CMC Securities Corp.
        6.239% due 09/25/2023 (d)                          6,859          6,922
        7.440% due 04/25/2025 (d)                            232            232
        7.250% due 11/25/2027                              9,453          9,678
Collateralized Mortgage Obligation Trust
       10.200% due 02/01/2016                                467            489
        8.000% due 09/20/2021                              8,833          8,856
Collateralized Mortgage Securities Corp.
       11.500% due 09/01/2015                                 34             36
       11.450% due 11/01/2015 (d)                            203            204
        8.750% due 04/20/2019                                687            693
Comm
        6.145% due 02/15/2008                              5,000          5,109
Countrywide Home Loans
        6.500% due 07/25/2013                              5,676          5,656
        7.936% due 07/25/2024 (d)                          6,892          6,991
        6.750% due 11/25/2025                             25,567         25,571
        7.500% due 06/25/2027                             12,364         12,695
        7.250% due 12/25/2027                              6,224          6,321
        7.250% due 02/25/2028                             57,846         58,790
        6.050% due 04/25/2029                             56,000         55,257
DLJ Mortgage Acceptance Corp.
        7.413% due 08/01/2021 (d)(j)                       5,325          5,395
        7.807% due 12/25/2022 (d)                          2,800          2,841
        8.122% due 03/25/2024 (d)                            813            824
        6.500% due 04/25/2024                                  1              1
        8.365% due 05/25/2024 (d)                            192            195
        6.850% due 12/17/2027                              6,605          6,663
        6.750% due 06/19/2028                            128,425        128,412
Drexel Mortgage Funding
        9.500% due 11/20/2017                              1,153          1,175
        8.600% due 03/01/2018                                367            369
Federal Home Loan Mortgage Corp.
        7.000% due 05/15/1999                                 11             11
        6.500% due 03/15/2000                                355            356
        7.000% due 10/15/2003                              4,974          5,077
        7.500% due 11/01/2003                              8,229          8,426
        6.000% due 06/15/2005                              9,904          9,949
        6.500% due 07/25/2005                             15,200         15,181
        6.500% due 07/15/2006                              1,075          1,088
        6.500% due 08/15/2006                                710            718
        6.500% due 05/15/2008                              1,000          1,012
        6.200% due 12/15/2008                              4,089          3,915
        6.000% due 03/15/2009                                265            266
        8.500% due 08/15/2013                              2,000          2,101
        8.500% due 09/15/2013                              5,941          6,240
       11.000% due 11/30/2015                             10,791         11,934
        7.000% due 03/15/2016                                 33             33
        5.400% due 05/25/2016                             52,514         51,382
        7.000% due 11/15/2016                              9,540          9,617
        6.210% due 08/15/2017                                104            104
        5.900% due 03/15/2018                             10,961         10,203
        6.350% due 03/25/2018                                200            202
        5.250% due 05/15/2018                                635            634
        6.500% due 12/15/2018                              4,004          4,023
        6.500% due 05/15/2019                                615            618
        6.250% due 07/15/2019                             56,551         56,735
        5.000% due 08/15/2019                                178            176
        9.125% due 06/15/2020                                222            222
        5.250% due 07/15/2020                                598            594
        5.500% due 10/15/2020                                154            153
        9.500% due 11/15/2020                              6,338          6,701
        9.000% due 12/15/2020                              2,753          2,868
        6.000% due 12/15/2020                                413            411
        9.000% due 12/15/2020                              1,342          1,400
        8.750% due 12/15/2020                              1,265          1,310
        6.250% due 01/15/2021                                200            200
        6.500% due 05/15/2021                                159            160
        6.500% due 05/17/2021                                113            111
        8.500% due 06/15/2021                             36,377         37,764
        6.950% due 07/15/2021                                700            709
        8.000% due 07/15/2021                             10,375         10,682
        9.500% due 07/15/2021                              3,142          3,253
        9.000% due 07/15/2021                              2,551          2,689
        6.950% due 08/15/2021                                185            188
        8.000% due 08/15/2021                             23,472         24,289
        6.200% due 08/15/2021                              1,500          1,514
        6.500% due 09/15/2021                              1,543          1,549
        8.000% due 09/15/2021                                 36             37
        7.000% due 09/15/2021                                423            426
        7.000% due 10/15/2021                                 24             24
        8.000% due 12/15/2021                             16,222         17,023
        6.850% due 01/15/2022                                700            712
        8.250% due 06/15/2022                              5,000          5,228
        7.000% due 07/15/2022                              8,539          8,557
        8.500% due 10/15/2022                             11,001         11,395
        7.500% due 01/15/2023                             15,858         16,318
        7.000% due 07/15/2023                                244            239
        7.250% due 07/15/2023                                 20             20
        6.500% due 07/15/2023                                107            107
        7.500% due 01/20/2024                                243            246
        5.000% due 02/15/2024                                116            104
        6.500% due 02/15/2024                                 27             27
        6.250% due 05/15/2024                             12,165         11,193
        7.250% due 08/15/2024                                190            193
        8.000% due 09/15/2024                             16,250         17,292
        7.000% due 11/17/2025                                 40             40
        7.310% due 10/01/2026 (d)                          4,113          4,202
        7.500% due 01/15/2027                             22,511         23,016
        7.500% due 03/17/2027                             20,000         20,444
        7.500% due 06/20/2027                             17,492         17,658
        6.500% due 08/15/2027                             14,193         12,405
        6.500% due 10/15/2027                             32,300         31,636
        6.500% due 01/25/2028                              8,691          8,442
        7.000% due 02/15/2028                              1,608          1,557
        6.500% due 04/15/2028                            155,706        152,411
        6.500% due 05/15/2028                             48,000         46,777
        6.500% due 06/15/2028                             53,308         48,508
        6.500% due 06/20/2028                             21,224         18,918
        6.500% due 07/15/2028                             27,365         25,308
        6.500% due 08/15/2028                            251,255        230,348
        7.000% due 11/15/2028                              9,000          9,146
        6.000% due 12/15/2028                             22,146         19,742
        6.500% due 12/15/2028                              6,403          5,804
        6.500% due 01/15/2029                             10,411         10,245
        6.500% due 03/15/2029                             11,221         10,504
        6.181% due 08/15/2032 (d)                         34,712         34,989
Federal Housing Administration
        7.430% due 01/01/2024                              1,044          1,094
Federal National Mortgage Assn.
        9.100% due 02/25/2002                              3,074          3,129
        7.500% due 05/25/2005                              6,700          6,901
        7.500% due 02/25/2006                                375            387
        6.500% due 05/01/2006                                277            279
        6.500% due 07/25/2006                                 75             76
        8.000% due 11/25/2006                                 30             31
        6.000% due 07/25/2007                                300            301

62  See accompanying notes

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
        8.638% due 08/25/2007 (d)                      $       42    $       43
        6.270% due 09/25/2007                               3,000         3,002
        7.000% due 10/25/2007                                 200           206
        6.500% due 05/25/2008                                 500           509
       10.500% due 08/25/2008                               7,146         8,310
        6.750% due 11/25/2010                               1,300         1,311
        7.000% due 01/25/2011                                 500           504
        7.500% due 01/20/2012                                   8             8
        9.670% due 01/25/2017                                 143           144
        9.200% due 12/25/2017                                 107           107
        9.300% due 05/25/2018                               1,082         1,136
        9.500% due 06/25/2018                                 579           628
        5.488% due 06/25/2018 (d)                               5             5
        6.500% due 06/25/2018                               2,557         2,557
        5.500% due 07/25/2018                                 115           115
        9.500% due 11/25/2018                              15,513        16,111
        6.000% due 12/25/2018                                  44            44
        6.500% due 03/25/2019                                 885           890
        6.250% due 04/18/2019                               6,241         6,246
        9.500% due 06/25/2019                               2,149         2,268
        5.650% due 07/25/2019                               3,650         3,649
        6.350% due 08/25/2019                                 435           436
        8.000% due 10/25/2019                               7,122         7,206
        7.500% due 12/25/2019                                 115           118
        9.000% due 12/25/2019                               9,287         9,853
        6.500% due 03/25/2020                               3,965         3,980
        7.500% due 05/25/2020                               5,240         5,367
        6.000% due 06/25/2020                               4,167         4,164
        9.000% due 09/25/2020                               5,840         6,109
        7.000% due 09/25/2020                              25,000        25,285
        8.000% due 12/25/2020                              23,440        24,548
        9.000% due 01/25/2021                               8,602         9,012
        8.750% due 01/25/2021                               5,031         5,260
        7.500% due 02/17/2021                                 196           197
        9.000% due 03/25/2021                                 736           778
        7.500% due 03/25/2021                              18,805        18,987
        7.000% due 05/25/2021                                 300           307
        6.500% due 06/25/2021                               5,355         5,339
        7.500% due 06/25/2021                                 187           189
        8.000% due 07/25/2021                              24,214        24,963
        8.500% due 09/25/2021                               8,427         8,775
        7.000% due 10/25/2021                               8,390         8,454
        8.000% due 10/25/2021                              22,430        23,329
        7.000% due 11/25/2021                              24,015        24,212
        6.000% due 12/25/2021                                  87            87
        8.000% due 01/25/2022                              21,700        22,408
        8.000% due 03/25/2022                                 208           212
        7.000% due 04/25/2022                              17,091        17,203
       10.000% due 05/01/2022                                 220           238
        7.000% due 06/25/2022                               1,928         1,957
        8.000% due 06/25/2022                               3,426         3,673
        8.000% due 07/25/2022                              25,524        26,646
        7.000% due 07/25/2022                               8,598         8,727
        8.000% due 07/25/2022                              28,757        29,826
        7.800% due 10/25/2022                               5,131         5,290
        6.500% due 10/25/2022                               3,673         3,473
        6.500% due 12/25/2022                                 459           460
        7.000% due 03/25/2023                              26,170        26,225
        6.500% due 05/18/2023                              11,418        11,497
        6.900% due 05/25/2023                                 143           143
        7.000% due 06/25/2023                               4,481         4,292
        6.500% due 08/25/2023                                  64            65
        6.000% due 08/25/2023                               3,068         3,013
        6.750% due 09/25/2023                               3,590         3,518
        1.000% due 09/25/2023                                 350           309
        6.750% due 10/25/2023                                 540           519
        7.500% due 10/25/2023                                  89            90
        6.500% due 11/25/2023                                 170           170
        6.500% due 12/25/2023                               1,054           968
        6.500% due 01/25/2024                               2,410         2,287
        7.250% due 02/25/2024                                  50            50
        7.500% due 06/20/2024                                 120           122
        7.000% due 02/18/2025                                 140           142
        7.500% due 12/25/2025                                 120           124
        7.000% due 02/15/2026                                 180           183
        7.000% due 07/18/2026                                 210           208
        7.000% due 12/18/2026                              14,689        14,409
        6.000% due 05/17/2027                               5,470         5,127
        6.500% due 03/01/2028                                 599           598
        6.500% due 06/25/2028                               3,400         3,316
        6.500% due 07/18/2028                              67,412        64,104
        6.000% due 04/25/2029                               9,881         8,104
First Commonwealth Savings & Loan
       10.375% due 04/01/2005                                  19            20
First Union Residential Securitization, Inc.
        6.750% due 08/25/2028                               9,048         8,802
GE Capital Mortgage Services, Inc.
        6.750% due 12/25/2012                               4,353         4,394
        6.500% due 09/25/2023                               1,175         1,110
        6.500% due 02/25/2024                                   9             9
        6.500% due 03/25/2024                              53,964        52,601
        6.500% due 04/25/2024                              60,500        56,518
        7.500% due 07/25/2027                              10,329        10,467
        7.000% due 11/25/2027                              37,500        37,943
        6.650% due 05/25/2028                               9,064         9,146
        6.750% due 05/25/2028                              23,934        23,713
        6.550% due 06/25/2028                              23,450        23,597
        6.750% due 06/25/2028                               2,814         2,830
        6.500% due 12/25/2028                              19,500        18,993
General Motors Acceptance Corp.
        6.700% due 03/15/2008                               1,000         1,021
Goldman Sachs Mortgage Corp.
        6.000% due 12/31/2007 (j)                           9,948         9,941
Government National Mortgage Assn.
        7.500% due 07/20/2020                                 178           179
        7.000% due 01/15/2024                                 500           510
        8.000% due 05/16/2024                                 120           123
        7.000% due 08/20/2026                                 150           147
        7.500% due 02/16/2027                                 119           116
        7.500% due 07/16/2027                              26,744        27,280
        6.500% due 06/20/2028                              10,274         9,236
        6.500% due 07/20/2028                              35,502        32,590
        6.500% due 09/20/2028                              25,824        23,036
Greenwich
        6.844% due 04/25/2022 (d)                           1,104         1,118
        6.840% due 07/25/2022 (d)                           4,571         4,622
        6.818% due 10/25/2022 (d)                             159           161
        6.892% due 04/25/2023 (d)                           2,032         2,053
        7.485% due 04/25/2024 (d)                           2,538         2,614
        8.040% due 06/25/2024 (d)                           2,518         2,623
        8.131% due 08/25/2024 (d)                           4,087         4,117
        8.733% due 11/25/2024 (d)                           1,190         1,201
Headlands Mortgage Securities, Inc.
        7.250% due 11/25/2012                               3,445         3,511
        6.750% due 12/25/2028                              59,468        59,344
        6.650% due 02/25/2029                             165,866       164,917
ICI Funding Corp. Secured Assets Corp.
        7.250% due 09/25/2027                              18,068        18,411
Imperial CMB Trust
        5.320% due 09/25/2026 (d)                          11,842        11,920
        6.650% due 11/25/2029                               1,702         1,725
Independent National Mortgage Corp.
        6.650% due 10/25/2024                               2,723         2,722
        7.784% due 11/25/2024 (d)                           4,213         4,321
        8.750% due 12/25/2024                                  30            31
        7.978% due 01/25/2025 (d)                             328           334
        8.000% due 06/25/2025                                  75            76
        6.569% due 07/25/2025 (d)                          15,098        15,436
        7.559% due 07/25/2025 (d)                          11,679        11,920
International Mortgage Acceptance Corp.
       12.500% due 03/01/2014                                 400           448
J.P. Morgan & Co.
        9.000% due 10/20/2020                              15,380        15,843
J.P. Morgan Commercial Mortgage Finance Corp.
        6.533% due 01/15/2030                              20,000        20,369
Kidder Peabody Acceptance Corp.
        8.390% due 05/20/2018                                 277           280
        7.927% due 09/25/2024 (d)                          20,000        20,084

                                                      See accompanying notes  63

Total Return Fund
March 31, 1999

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
Marine Midland
        8.000% due 10/25/2023                           $    143       $    142
Mellon Residential Funding Corp.
        6.350% due 06/25/2028                             22,000         22,100
Merrill Lynch Mortgage
        7.428% due 06/15/2021 (d)                          6,660          6,741
        7.688% due 06/15/2021 (d)                          6,248          6,381
        8.339% due 06/25/2022 (d)                            648            648
Midland Realty Acceptance Corp.
        7.020% due 01/25/2029                             21,645         22,105
Morgan Stanley Mortgage Trust
        8.250% due 07/01/2018                              6,355          6,421
Mortgage Capital Funding, Inc.
        7.008% due 09/20/2006                             15,545         15,978
Mortgage Capital Trust V
        8.875% due 04/01/2018                                115            118
NationsBanc Montgomery Funding Corp.
        6.500% due 07/25/2028                              9,000          8,732
        6.250% due 10/25/2028                              1,000            950
Nomura Asset Securities Corp.
        7.492% due 05/25/2024 (d)                          6,606          6,790
Norwest Asset Securities Corp.
        6.250% due 11/25/2013                             45,716         45,414
        6.350% due 04/25/2028                              2,500          2,515
        6.500% due 12/25/2028                             20,000         19,476
        6.500% due 02/25/2029                             55,000         52,645
        6.500% due 03/25/2029                             12,200         11,828
        5.950% due 03/30/2029                            128,513        127,225
        6.300% due 03/30/2029                             11,419         11,414
        5.950% due 04/30/2029                             16,347         16,286
Norwest Mortgage
       12.500% due 02/01/2014                                794            848
       12.250% due 04/01/2014                                 64             59
PaineWebber Mortgage
        6.000% due 04/25/2009                             11,951         11,814
PNC Mortgage Securities Corp.
        7.000% due 10/25/2027                             36,616         36,983
        6.500% due 02/25/2028                              2,500          2,518
        7.000% due 05/25/2028                             10,144         10,260
        6.750% due 07/25/2028                              2,027          2,015
        6.750% due 09/25/2028                              4,000          3,975
        6.200% due 04/30/2029                             30,000         29,850
Prudential Bache
        5.941% due 09/01/2018 (d)                            320            316
        8.400% due 03/20/2021                              3,105          3,199
Prudential Home Mortgage Securities
        6.400% due 04/25/2009                              2,482          2,488
        8.000% due 06/25/2022                              1,668          1,663
        6.950% due 11/25/2022                                222            220
        6.750% due 10/25/2023                              8,688          8,114
        7.995% due 11/25/2023 (d)                          3,736          3,784
        5.900% due 12/25/2023                             11,816         11,813
        6.050% due 04/25/2024                              4,743          4,738
        6.000% due 05/25/2024                                 13             13
        6.450% due 11/25/2025                              5,264          5,017
PSB Financial Corp.
       11.050% due 12/01/2015                                662            713
Residential Accredit Loans, Inc.
        7.000% due 02/25/2028                             41,115         41,624
        6.500% due 10/25/2028                             17,928         17,838
Residential Asset Securities Corp.
        7.000% due 03/25/2027                                 94             95
        7.250% due 05/25/2027                                162            163
Residential Asset Securitization Trust
        7.375% due 03/25/2027                              5,142          5,260
        7.000% due 10/25/2027                             19,832         20,020
        6.750% due 06/25/2028                             32,549         32,764
        6.500% due 12/25/2028                              1,250          1,204
Residential Funding Mortgage Securities, Inc.
        7.000% due 08/25/2008                             11,901         12,011
        6.500% due 09/25/2008                              7,000          7,047
        6.250% due 10/25/2008                              2,161          2,159
        6.500% due 12/25/2012                             19,016         19,068
        6.500% due 01/25/2013                            167,527        167,929
        8.500% due 05/25/2017                                 65             68
        7.750% due 09/25/2022                                933            949
        8.000% due 01/25/2023                              5,489          5,592
        7.400% due 09/25/2025                                 45             45
        7.500% due 09/25/2025                             18,183         18,507
        7.500% due 12/25/2025                                966            994
        7.500% due 06/25/2027                             51,535         52,836
        7.500% due 07/25/2027                             25,265         25,528
        7.250% due 10/25/2027                             24,000         24,377
        7.000% due 11/25/2027                              7,000          7,049
        6.750% due 02/25/2028                              4,572          4,598
        6.750% due 05/25/2028                             60,741         61,114
        6.750% due 09/25/2028                             61,993         61,561
        6.500% due 10/25/2028                             52,000         50,650
        6.250% due 11/25/2028                              3,000          2,863
        6.500% due 01/25/2029                             52,231         50,757
Resolution Trust Corp.
        7.649% due 02/25/2020 (d)                            143            143
        6.671% due 09/25/2020 (d)(n)                      12,307          2,831
        6.925% due 09/25/2020 (d)                          2,121          1,795
        5.977% due 01/25/2021 (d)                            799            797
        8.417% due 06/25/2021 (d)                            584            582
        8.689% due 08/25/2021 (d)                          9,244          9,285
        8.694% due 08/25/2021                              8,000          8,091
        7.250% due 09/25/2021 (d)                          2,301          2,291
        6.000% due 10/25/2021 (d)                            196            197
        5.642% due 10/25/2021 (d)                            159            157
        8.625% due 10/25/2021                                210            209
        8.141% due 10/25/2021 (d)                            207            207
        7.632% due 03/25/2022 (d)                          6,691          6,752
        8.579% due 05/25/2022 (d)                          2,073          2,151
        7.625% due 08/25/2023 (d)                          2,001          2,003
        9.450% due 05/25/2024                             19,693         19,695
        7.100% due 12/25/2024                              1,500          1,488
        7.010% due 07/25/2028 (d)                         14,001         13,946
        7.189% due 10/25/2028 (d)                          8,500          8,541
        6.987% due 10/25/2028 (d)                         19,546         19,646
        7.068% due 05/25/2029 (d)                          3,497          3,568
        7.490% due 05/25/2029 (d)                          4,660          4,654
Rural Housing Trust
        3.330% due 10/01/2028                                152            141
Ryan Mortgage Acceptance Corp.
        9.450% due 10/01/2016                                118            125
Ryland Acceptance Corp.
        9.000% due 12/01/2016                                614            627
       11.500% due 12/25/2016                                125            125
        8.200% due 09/25/2022                                 70             71
       14.000% due 11/25/2031                              1,221          1,353
Ryland Mortgage Securities Corp.
        7.381% due 08/25/2022 (d)                          2,615          2,651
        6.802% due 08/25/2029 (d)                          4,489          4,615
        6.803% due 10/25/2031 (d)                          7,946          8,027
Salomon Brothers Mortgage Securities
        6.899% due 11/25/2022 (d)                            988          1,008
        7.871% due 07/01/2024 (d)                          8,064          8,225
        5.178% due 06/25/2027 (d)                          2,127          2,128
        5.277% due 04/25/2029 (d)                         37,223         37,206
Santa Barbara Savings
        9.500% due 11/20/2018                              3,107          3,109
Saxon Mortgage
        7.370% due 08/25/2023 (d)                         22,888         23,496
        7.968% due 09/25/2024 (d)                         10,508         10,882
Sears Mortgage
        6.707% due 09/25/2022 (d)                          1,523          1,550
Securitized Asset Sales, Inc.
        7.027% due 10/25/2023 (d)                          2,678          2,753
        7.304% due 12/26/2023 (d)                          1,937          1,966
        7.410% due 09/25/2024 (d)                          9,900         10,111
        5.944% due 02/25/2028                              3,200          3,199
Security Pacific National Bank
        6.200% due 03/01/2018 (d)                            106            105
Southern Pacific Secured Assets Corp.
        5.107% due 06/25/2028 (d)                         81,776         80,535
Structured Asset Mortgage Investments, Inc.
        6.125% due 11/25/2013                             18,026         17,756

64  See accompanying notes

                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)
--------------------------------------------------------------------------------
        6.300% due 04/25/2024                      $   22,500       $   22,386
        6.917% due 06/25/2028 (d)                      47,361           47,938
        6.250% due 11/25/2028                           9,878            9,530
        6.750% due 01/25/2029                           3,000            2,976
        6.580% due 06/25/2029 (d)                      32,620           32,996
Structured Asset Securities Corp.
        5.439% due 10/25/2028 (d)                       5,214            5,224
TMA Mortgage Funding Trust
        5.319% due 01/25/2029                          47,500           47,485
Union Planters Mortgage Finance Corp.
        6.750% due 01/25/2028                           4,000            4,023
        6.800% due 01/25/2028                          15,000           15,082
Vendee Mortgage Trust
        7.000% due 02/15/2000                           2,482            2,498
        7.750% due 03/15/2016                             600              610
        7.750% due 05/15/2018                             550              567
        6.500% due 05/15/2020                          26,086           25,721
Western Federal Savings & Loan
        6.563% due 06/25/2021 (d)                       6,270            5,896
                                                                    ----------
                                                                     4,807,440
                                                                    ==========
Federal Home Loan Mortgage Corporation 12.4%
        5.000% due 04/01/1999                              33               33
        5.500% due 04/01/2001-05/15/2029 (g)          243,464          229,629
        5.750% due 08/15/2020                             300              299
        6.000% due 12/01/2000-05/17/2029 (g)        2,277,099        2,224,480
        6.171% due 12/01/2026 (d)                       8,125            8,184
        6.250% due 03/15/2028                          38,700           37,502
        6.500% due 07/01/2001-05/17/2029 (g)          488,256          484,540
        6.625% due 01/01/2019 (d)                          13               14
        6.750% due 04/01/2017-01/17/2025 (d)(g)        17,222           17,346
        6.775% due 11/01/2003                              69               69
        6.832% due 07/01/2023 (d)                       2,607            2,682
        6.991% due 01/01/2024 (d)                         634              652
        6.999% due 01/01/2024 (d)                         646              662
        7.000% due 01/01/2000-03/01/2026 (g)           17,163           17,399
        7.210% due 05/01/2023-10/25/2023 (d)(g)        23,212           23,829
        7.279% due 05/01/2027 (d)                       1,709            1,742
        7.296% due 07/01/2024 (d)                       2,736            2,800
        7.299% due 06/01/2024 (d)                       1,532            1,578
        7.321% due 04/01/2029 (d)                       2,076            2,137
        7.354% due 08/01/2023 (d)                          13               14
        7.356% due 07/01/2022 (d)                       1,377            1,409
        7.377% due 09/01/2023 (d)                      15,417           15,704
        7.427% due 04/01/2023 (d)                         737              747
        7.461% due 07/01/2023 (d)                         801              818
        7.470% due 11/01/2023 (d)                         647              655
        7.500% due 05/01/1999-04/14/2029 (g)           50,637           52,061
        7.528% due 09/01/2023 (d)                       2,147            2,185
        7.545% due 08/01/2023 (d)                       8,091            8,240
        7.552% due 08/01/2023 (d)                       1,464            1,517
        7.567% due 10/01/2023 (d)                       2,395            2,430
        7.568% due 10/01/2023 (d)                       1,514            1,536
        7.569% due 05/01/2023 (d)                       1,663            1,689
        7.572% due 04/01/2024 (d)                       9,631            9,884
        7.602% due 09/01/2023 (d)                       3,387            3,457
        7.609% due 08/01/2024 (d)                         377              382
        7.610% due 09/01/2023 (d)                       2,354            2,388
        7.643% due 11/01/2023 (d)                         874              893
        7.659% due 08/01/2023 (d)                         702              722
        7.723% due 10/01/2023 (d)                       2,521            2,563
        7.735% due 11/01/2023 (d)                         505              512
        7.750% due 04/01/2007                              42               43
        7.821% due 10/01/2023 (d)                         514              531
        7.909% due 10/01/2023 (d)                       1,462            1,517
        8.000% due 10/01/2007-06/01/2026 (g)            5,138            5,351
        8.250% due 08/01/2007-12/01/2009 (g)              273              283
        8.500% due 09/01/2001-01/01/2028 (g)           36,816           38,734
        8.750% due 02/01/2001-12/01/2010 (g)              228              234
        8.900% due 11/15/2020                          19,324           20,372
        9.000% due 01/01/2002-09/15/2020 (g)              845              883
        9.250% due 06/01/2009-11/01/2013 (g)              132              141
        9.500% due 08/01/2001-06/01/2021 (g)            2,079            2,204
        9.750% due 11/01/2004-05/01/2009 (g)               60               63
       10.000% due 06/01/2004-11/15/2019 (g)            1,069            1,118
       10.250% due 03/15/2009-05/01/2009 (g)            1,563            1,679
       11.000% due 12/01/1999-07/01/2019 (g)              813              883
       11.250% due 10/01/2009-09/01/2015 (g)              182              198
       11.500% due 03/01/2000-05/01/2000 (g)               10               10
       13.250% due 10/01/2013                              82               93
       14.000% due 04/01/2016                              24               28
       15.500% due 08/01/2011-11/01/2011 (g)               18               20
       16.250% due 05/01/2011                               3                3
                                                                    ----------
                                                                     3,239,771
                                                                    ==========
Federal Housing Administration 0.9%
        6.000% due 03/20/2028                          23,900           23,139
        6.500% due 03/01/2040                           5,000            4,915
        6.875% due 11/01/2015                           3,153            3,164
        7.125% due 03/01/2034                           4,458            4,581
        7.211% due 12/01/2021                           2,816            2,908
        7.250% due 12/01/2021-04/30/2039 (g)           20,231           20,820
        7.316% due 05/01/2019                           4,978            5,131
        7.375% due 03/01/2019-01/01/2024 (g)           16,093           16,651
        7.400% due 02/01/2021                           2,522            2,630
        7.430% due 12/01/2016-05/01/2025 (g)           94,512           98,228
        7.465% due 11/01/2019                          42,238           43,650
        7.500% due 04/30/2039                           3,370            3,463
        7.650% due 11/01/2018                             135              129
                                                                    ----------
                                                                       229,409
                                                                    ==========
Federal National Mortgage Association 4.3%
        5.500% due 04/14/2029-05/17/2029 (g)          213,000          200,835
        5.650% due 04/25/2005                             146              146
        5.848% due 09/01/2017 (d)                       6,009            6,022
        5.889% due 08/01/2029 (d)                       1,200            1,206
        5.905% due 04/01/2018-05/01/2036 (d)(g)         5,471            5,511
        5.906% due 05/01/2036 (d)                       1,374            1,383
        5.916% due 05/01/2036 (d)                      64,398           64,835
        5.940% due 07/01/2017-04/26/2029 (d)(g)       173,053          174,081
        5.941% due 07/01/2027-10/01/2028 (d)(g)        23,368           23,492
        5.944% due 10/01/2032 (d)                      18,965           19,068
        5.946% due 11/01/2035 (d)                      56,686           57,000
        5.950% due 05/01/2036 (d)                      64,056           64,491
        5.996% due 09/01/2024 (d)                       3,282            3,306
        6.000% due 12/01/2000-05/17/2029 (d)(g)       112,573          110,481
        6.012% due 03/01/2033 (d)                      47,264           47,562
        6.200% due 04/25/2005                             771              773
        6.218% due 04/01/2027 (d)                         199              201
        6.250% due 07/25/2007                             100              101
        6.390% due 05/25/2036                          16,606           14,382
        6.406% due 12/01/2023 (d)                       1,133            1,153
        6.500% due 11/01/2003-05/18/2029 (g)          111,996          111,380
        6.585% due 02/01/2026 (d)                         728              749
        6.600% due 09/25/2018                           6,485            6,547
        6.622% due 01/01/2024 (d)                         551              568
        6.690% due 01/01/2024 (d)                       1,157            1,196
        6.750% due 08/01/2003                             468              478
        6.805% due 09/01/2022 (d)                       1,845            1,863
        6.834% due 07/01/2003                              68               70
        6.909% due 01/01/2024 (d)                         253              261
        6.950% due 11/01/2023-03/25/2026 (d)(g)           469              477
        6.983% due 03/01/2026 (d)                       4,590            4,719
        6.990% due 11/01/2025 (d)                       2,932            3,014
        7.000% due 07/01/2001-12/20/2027 (g)           60,264           61,090
        7.001% due 03/01/2025 (d)                       4,437            4,555
        7.095% due 01/01/2024 (d)                       3,008            3,092
        7.134% due 09/01/2022 (d)                       1,929            1,948
        7.143% due 01/01/2026 (d)                       1,803            1,848
        7.190% due 09/01/2025 (d)                       2,952            3,026
        7.202% due 11/01/2023 (d)                       1,159            1,190
        7.250% due 05/01/2002-01/01/2023 (g)           11,284           11,536
        7.252% due 11/01/2025 (d)                       2,029            2,071
        7.308% due 07/01/2024 (d)                       7,334            7,551
        7.310% due 12/01/2023 (d)                       1,600            1,646
        7.338% due 09/01/2024 (d)                       2,169            2,219
        7.410% due 11/01/2025 (d)                       5,811            5,946
        7.500% due 08/01/2003-07/01/2028 (g)           67,700           69,731
        7.537% due 05/01/2026 (d)                         978              996
        7.582% due 09/01/2023 (d)                       3,922            4,026
        7.625% due 10/01/2023 (d)                         478              488
        7.726% due 05/01/2024 (d)                       3,087            3,187

                                                      See accompanying notes  65

Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
        7.750% due 06/01/2009                       $      199       $      209
        8.000% due 09/01/2001-12/01/2026 (g)             6,897            7,173
        8.250% due 10/01/2008-02/01/2017 (g)               684              718
        8.500% due 07/01/1999-05/01/2027 (g)             3,662            3,836
        9.000% due 10/01/2004-04/01/2017 (g)             1,334            1,396
        9.250% due 10/01/2001                               11               11
        9.500% due 12/01/2006-07/01/2022 (g)               109              118
        9.750% due 11/01/2008                               83               88
       10.000% due 09/01/2003-05/01/2022 (g)               735              791
       10.500% due 12/01/2016-04/01/2022 (g)               702              762
       10.750% due 03/01/2014                               26               29
       12.000% due 05/01/2016                               14               16
       13.000% due 09/01/2013                               43               48
       13.250% due 09/01/2011                               17               19
       14.500% due 11/01/2011-01/01/2013 (g)                66               74
       14.750% due 08/01/2012-11/01/2012 (g)               234              275
       15.500% due 10/01/2012-12/01/2012 (g)                24               28
       15.750% due 12/01/2011-08/01/2012 (g)               140              168
       16.000% due 09/01/2012                              156              182
                                                                     ----------
                                                                      1,129,438
                                                                     ==========
Government National Mortgage Association 16.1%
        4.500% due 01/20/2024-06/20/2028 (d)(g)         69,382           70,012
        5.000% due 04/20/2028-08/20/2028 (d)(g)         64,335           64,896
        5.650% due 10/15/2012                               12               12
        6.000% due 10/15/2008-05/24/2029 (g)           542,357          528,412
        6.125% due 12/20/2020-12/20/2027 (d)(g)        445,801          452,368
        6.500% due 10/15/2008-09/15/2040 (g)         1,795,088        1,786,856
        6.625% due 08/20/2020-01/15/2040 (d)(g)        517,273          525,268
        6.750% due 06/20/2028                           19,984           19,313
        6.800% due 10/15/2040                            3,000            3,057
        6.820% due 10/15/2040                            3,437            3,543
        6.850% due 10/15/2038                           13,685           13,718
        6.875% due 06/20/2021-06/20/2027 (d)(g)        567,742          576,640
        6.880% due 04/20/2027-06/20/2027 (d)(g)         78,458           79,591
        7.000% due 07/15/2008-03/15/2028 (g)            17,315           17,641
        7.125% due 08/20/2027 (d)                           61               62
        7.375% due 04/20/2023                              505              512
        7.500% due 04/15/2007-09/15/2028 (g)            34,230           35,335
        8.000% due 05/15/2001-10/15/2025 (g)             2,413            2,522
        8.250% due 08/15/2004-05/15/2022 (g)               606              639
        8.500% due 06/15/2001-01/20/2027 (g)            10,189           10,685
        8.750% due 03/15/2007-07/15/2007 (g)               120              125
        9.000% due 06/15/2001-07/20/2022 (g)             6,028            6,475
        9.250% due 10/15/2001-12/20/2016 (g)               342              359
        9.500% due 04/15/2001-08/15/2023 (g)             5,392            5,825
        9.750% due 09/15/2002-01/15/2021 (g)               182              193
       10.000% due 04/15/2001-02/15/2025 (g)             4,617            5,095
       10.250% due 10/15/1999-02/20/2019 (g)                33               36
       10.500% due 06/15/2004                              111              120
       11.000% due 05/15/2004-03/15/2019 (g)               125              137
       11.250% due 03/15/2001-12/20/2015 (g)                48               53
       11.500% due 04/15/2013-05/15/2013 (g)                 8                8
       12.000% due 02/15/2000-01/15/2015 (g)                78               86
       12.500% due 01/15/2011                                1                2
       13.000% due 12/15/2012-10/15/2014 (g)                37               43
       13.250% due 10/20/2014                               20               23
       13.500% due 11/15/2012-12/15/2012 (g)                 6                7
       15.000% due 09/15/2012-10/15/2012 (g)                18               20
       16.000% due 01/15/2012-04/15/2012 (g)                 9               11
       17.000% due 11/15/2011-12/15/2011 (g)                78               91
                                                                    -----------
                                                                      4,209,791
                                                                    ===========
Other Mortgage-Backed Securities 0.5%
Aames Mortgage Trust
        7.275% due 05/15/2020                              116              116
Bank of America
        9.000% due 03/01/2008                               58               58
Citibank, NA
        8.000% due 07/25/2018                               69               70
DBL Mortgage Funding
        9.500% due 08/01/2019                               11               11
First Interstate Bancorp
        9.125% due 01/01/2009 (j)                           11               12
GE Capital Mortgage Services, Inc.
        7.250% due 07/25/2011                            8,821            8,886
General Electric Credit Corp.
        8.000% due 03/01/2002 (j)                           48               49
German American Capital Corp.
        8.360% due 09/30/2002                            2,415            2,504
        6.581% due 07/01/2018 (d)                        8,984            8,880
Great Western Savings & Loan
        5.860% due 08/01/2017 (d)                          152              150
Guardian
        6.903% due 12/25/2018 (d)                          216              189
Home Savings of America
        8.464% due 08/01/2006                               81               81
        5.641% due 05/25/2027 (d)                        2,856            2,791
        6.393% due 08/20/2029 (d)                       11,453           11,550
Imperial Savings & Loan
       10.000% due 09/01/2016 (j)                          142              149
        8.219% due 01/25/2017 (d)                           82               82
        8.850% due 07/25/2017 (d)                          317              316
LTC Commercial Corp.
        7.100% due 11/28/2012                            3,835            3,835
MDC Mortgage Funding
        8.268% due 01/25/2025 (d)                          420              437
Merrill Lynch Mortgage
        9.250% due 12/15/2009                                2                2
        8.048% due 06/15/2021 (d)                        1,387            1,416
Mid-State Trust
        8.330% due 04/01/2030                           71,276           74,945
Morgan Stanley Mortgage
        8.150% due 07/20/2021                                9                9
Resolution Trust Corp.
        6.653% due 09/25/2020 (d)                          456              392
        7.039% due 05/25/2029 (d)                        4,591            4,599
Salomon Brothers Mortgage Securities
       11.500% due 09/01/2015                            1,163            1,225
Sears Mortgage
       12.000% due 02/25/2014                              862              864
        6.499% due 06/25/2022 (d)                          534              540
        7.217% due 10/25/2022 (d)                        3,087            3,122
Western Federal Savings & Loan
        6.512% due 11/25/2018 (d)                          136              136
        6.562% due 03/25/2019 (d)                          800              800
                                                                    -----------
                                                                        128,216
                                                                    ===========
Stripped Mortgage-Backed Securities 0.1%
Bear Stearns Mortgage Securities, Inc. (IO)
        7.200% due 07/25/2024                              548               34
Federal Home Loan Mortgage Corp. (IO)
        6.500% due 08/15/2006                              581               31
        6.500% due 11/15/2006                            1,435               77
        6.500% due 03/15/2007                            2,028               95
        5.750% due 09/15/2007 (d)                        7,526              637
        6.000% due 10/15/2007                              585               42
        6.000% due 01/15/2008                              235               17
        5.428% due 02/15/2008 (d)                          748               76
        6.400% due 10/15/2008                              148               15
       11.651% due 01/15/2016                               11                0
        6.500% due 08/15/2016                            2,057               96
        6.500% due 08/15/2017                              431               23
        7.000% due 04/15/2018                            1,918              106
        7.500% due 08/15/2018                              163                7
        9.993% due 11/15/2018                               10                0
        8.845% due 01/15/2021                              295               60
        9.000% due 05/15/2022                              150               23
        6.500% due 09/15/2023                              450               64
Federal National Mortgage Association (IO)
        6.750% due 09/25/2004                               30                1
        7.000% due 06/25/2005                                8                0
       10.458% due 07/25/2005 (d)                           98                2
        6.500% due 07/25/2006                            3,333              169
        7.272% due 09/25/2006                                4               46
        6.500% due 02/25/2007                            2,838              225
        6.500% due 07/25/2007                            1,156               64
        6.500% due 09/25/2007                            3,639              303
        6.500% due 10/25/2007                            1,393               97
        0.100% due 03/25/2009 (d)                       37,255              754
        7.000% due 08/25/2015                            1,607               43


66  See accompanying notes

                                                     Principal
                                                        Amount          Value
                                                        (000s)         (000s)
--------------------------------------------------------------------------------
        7.000% due 08/25/2016                      $       478    $        17
        6.500% due 08/25/2020                            2,666            411
       10.070% due 01/25/2021                               66              7
        7.500% due 04/25/2021                            2,222            320
        9.032% due 08/25/2021                              903            183
        0.950% due 11/25/2021 (d)                       37,145            546
        6.500% due 10/25/2022                              258             27
        6.500% due 01/25/2023                            3,632            672
Federal National Mortgage Association (PO)
        0.000% due 09/01/2007                              972            872
        0.000% due 02/25/2021                            2,497          2,397
        0.000% due 06/25/2022                            1,585          1,479
        0.000% due 08/25/2023                              335            250
PaineWebber (IO)
        13.595% due 08/01/2019                             189             66
Vendee Mortgage Trust (IO)
        0.542% due 06/15/2023 (d)                      188,696          3,428
                                                                  -----------
                                                                       13,782
                                                                  -----------
Total Mortgage-Backed Securities                                   13,757,847
(Cost $13,747,931)                                                ===========

 ASSET-BACKED SECURITIES 5.7%

AFC Home Equity Loan Trust
        6.903% due 10/25/2026 (d)                        5,329          5,424
America West Airlines
       10.500% due 01/02/2004 (d)                           24             23
American Express Credit Account Master Trust
        6.800% due 12/15/2003                            1,500          1,540
American Stores
        5.300% due 08/30/2004                           20,000         19,775
Americredit Automobile Receivable Trust
        6.540% due 05/12/2001                              500            506
Arcadia Automobile Receivables Trust
        6.300% due 07/16/2001                            6,018          6,038
Aspetuck Trust
        5.688% due 09/01/1999 (d)                      100,000        100,094
Associates Manufactured Housing
        7.000% due 03/15/2027                              900            912
Auto Receivables Trust
        6.500% due 04/16/2003                           10,003         10,015
Bridgestone/Firestone Master Trust
        6.170% due 07/01/2003                              250            252
California Infrastructure
        6.010% due 06/25/2001                            5,422          5,431
        6.150% due 06/25/2002                           19,500         19,656
Capital Equipment Receivables Trust
        6.030% due 02/15/2000                            1,897          1,908
Case Equipment Loan Trust
        6.150% due 09/15/2002                              729            730
Charter Commercial Holdings LLC
        7.750% due 03/31/2028                           32,000         31,920
Chase Manhattan Auto Owner Trust
        5.750% due 10/15/2001                              500            503
Chase Manhattan Grantor Trust
        6.000% due 09/17/2001                            1,164          1,167
        5.900% due 11/15/2001                            3,564          3,571
        5.200% due 02/15/2002                              575            576
        6.610% due 09/15/2002                            2,825          2,860
Chase Mortgage Finance Corp.
        6.750% due 10/25/2028                           30,000         27,694
Citibank N.A
        0.000% due 09/27/1999                           20,000         18,913
Citicorp Mortgage Securities, Inc.
        6.750% due 04/25/2028                           16,297         16,308
CMC Securities Corporation IV
        7.250% due 11/25/2027                            1,234          1,261
Columbia/HCA Healthcare
        6.807% due 09/30/2000                           25,000         24,594
Community Program Loan Trust
        4.500% due 10/01/2018                           26,079         24,528
        4.500% due 04/01/2029                           26,000         21,912
Conti Mortgage Home Equity Loan Trust
        5.106% due 10/15/2012 (d)                       21,135         21,119
        6.990% due 03/15/2021                              350            359
        5.079% due 06/15/2028 (d)                        6,306          6,300
Copelco Capital Funding Corp.
        6.340% due 07/20/2004                               33             34
CPS Auto Trust
        6.070% due 03/15/2003                              103            103
CS First Boston Mortgage Securities Corp.
        6.750% due 09/25/2028                            6,960          6,877
Daimler-Benz Vehicle Trust
        5.850% due 07/20/2003                            9,252          9,278
        6.050% due 03/31/2005                            6,825          6,882
Delta Air Lines Equipment Trust
        9.230% due 07/02/2002 (j)                       10,099         10,876
       10.500% due 01/02/2007 (j)                        7,412          9,064
       10.570% due 01/02/2007 (j)                       15,881         20,262
        9.550% due 01/02/2008 (j)                        7,773          8,996
       10.000% due 06/05/2013                           10,828         13,561
Discover Card Master Trust
        5.600% due 05/16/2006                            1,600          1,589
        5.314% due 10/16/2013 (d)                          400            403
EQCC Home Equity Loan Trust
        6.710% due 07/15/2011                              330            335
        5.160% due 10/15/2027 (d)                        1,697          1,684
Equivantage Home Equity Loan Trust
        6.550% due 04/01/2027                              129            130
Felco Funding LLC
        5.980% due 09/15/2001                              500            502
First Omni Bank
        6.650% due 09/15/2003 (d)                        1,500          1,535
First Plus Home Loan Trust
        6.230% due 06/10/2010                            3,000          3,013
First Security Auto Grantor Trust
        6.100% due 04/15/2003                            1,971          1,988
First Security Corp.
        5.875% due 11/01/2003                            9,000          8,884
First Union Master Credit Card Trust
        5.760% due 09/15/2003                           88,750         88,931
Flag Limited
        6.900% due 12/15/2004 (d)                       14,106         13,789
FMAC Loan Receivables Trust
        6.830% due 09/15/2020                              680            640
        6.200% due 09/15/2020                              358            353
        6.500% due 09/15/2020                              258            255
Ford Credit Auto Owner Trust
        6.750% due 09/15/2000                            1,611          1,621
        5.800% due 10/15/2000                            1,417          1,424
Ford Credit Grantor Trust
        5.900% due 10/15/2000                            3,947          3,954
Ford Motor Credit Corp.
        5.500% due 02/15/2003                            5,300          5,300
Fred Meyer, Inc.
        5.937% due 03/19/2003 (d)                      111,918        110,938
General Motors Acceptance Corp.
        6.500% due 04/15/2002                           20,395         20,509
Green Tree Financial Corp.
        7.150% due 07/15/2027                            1,025          1,039
        6.870% due 03/01/2028                            1,105          1,113
        6.660% due 05/01/2028                            1,405          1,373
        6.170% due 05/15/2029                              450            451
IMC Home Equity Loan Trust
        5.075% due 05/21/2012 (d)                        7,107          7,110
        7.352% due 07/25/2026 (d)                          941            948
Indymac Home Equity Loan
        5.207% due 10/25/2029 (d)                       28,737         28,813
Integrated Health Services
        6.750% due 12/31/2005 (d)                       14,813         14,109
Ip Timberland Limited
        5.229% due 11/13/1999 (d)                       10,000          9,850
Korea National Housing
        8.500% due 05/23/2001                           65,000         64,513
Lyondell Petroleum
        6.937% due 06/17/1999                           20,000         19,750
        6.937% due 06/17/2000                           27,000         26,190
        6.943% due 06/17/2003 (d)                        4,005          3,985

                                                      See accompanying notes  67

Total Return Fund
March 31, 1999

                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)
--------------------------------------------------------------------------------
        6.974% due 06/17/2003                        $   4,500     $    4,478
        7.219% due 06/17/2003                            2,500          2,488
        7.344% due 06/17/2003                            7,500          7,463
MBNA Master Credit Card Trust
        5.083% due 01/15/2002                           73,635         73,725
        6.050% due 11/15/2002                              245            247
Metlife Capital Equipment Loan Trust
        6.850% due 05/20/2008 (d)                          320            328
Money Store Home Equity Trust
        6.520% due 08/15/2009                           11,552         11,569
        6.115% due 06/15/2010                            3,000          3,005
        7.550% due 02/15/2020                              500            508
        6.345% due 11/15/2021 (d)                        3,625          3,648
        5.069% due 05/15/2025 (d)                       16,255         16,257
Morgan Stanley Capital
        5.170% due 07/25/2027 (d)                        2,573          2,564
MPC Natural Gas Funding Trust
        6.200% due 03/15/2013                           10,000          9,712
Myra-United Mexican States
        5.813% due 12/23/2006                           22,388         19,502
National Medical Care
        6.375% due 09/30/2003 (d)                       58,333         57,487
NationsBank Auto Owner Trust
        6.375% due 07/15/2000                              167            167
NationsBank Corp.
        5.850% due 06/15/2002                            1,199          1,203
Newcourt Receivable Asset Trust
        6.240% due 12/20/2004                               14             14
Norwest Asset Securities Corp.
        6.500% due 04/25/2013                           21,627         21,600
        6.500% due 06/25/2013                           11,204         11,187
        7.500% due 03/25/2027                           28,487         29,262
        6.750% due 05/25/2028                           27,707         27,577
        6.750% due 07/25/2028                           12,657         12,181
        6.200% due 09/25/2028                           19,077         19,145
Premiere Auto Trust
        6.575% due 10/06/2000                            1,662          1,672
Republic of Korea
        8.063% due 04/08/2001 (d)                       10,000         10,003
Residential Asset Securities Corp.
        6.450% due 10/25/2012                            3,341          3,333
        8.000% due 10/25/2024 (d)                        9,440          9,880
        5.240% due 10/25/2027 (d)                        5,816          5,774
        6.750% due 03/25/2028                           40,000         39,607
Saxon Asset Securities Trust
        6.475% due 11/25/2020                              144            145
Sears Credit Account Master Trust
        6.050% due 01/16/2008                              500            507
        7.000% due 07/15/2008                              500            524
Stone Container Corp.
        8.520% due 10/01/2003 (d)                        5,749          5,763
Total Renal Care Holdings
        6.813% due 03/31/2008 (d)                       47,520         47,461
United Air Lines Equipment Trust
        9.200% due 03/22/2008                            4,137          4,538
       10.360% due 11/13/2012                            7,000          8,666
       10.020% due 03/22/2014                            5,825          6,978
       10.850% due 07/05/2014                           34,111         44,124
       10.125% due 03/22/2015                           14,300         17,642
        9.060% due 06/17/2015                            5,000          5,483
        9.210% due 01/21/2017                            2,000          2,213
USAA Auto Loan Grantor Trust
        5.800% due 01/15/2005                            7,241          7,289
WFS Financial Owner Trust
        6.050% due 07/20/2001                            1,013          1,014
        6.500% due 09/20/2001                            4,468          4,501
Ziff-Davis, Inc.
        7.437% due 03/31/2006                           15,000         15,009
                                                                   ----------
Total Asset-Backed Securities                                       1,486,286
(Cost $1,471,064)                                                  ==========

 SOVEREIGN ISSUES 3.6%

Alcan Aluminum
        5.875% due 04/01/2000                              250            252
Cemex SA
       10.750% due 07/15/2000                            5,000          5,178
Central Bank Philippines
        6.000% due 06/01/2008 (d)                       12,240         10,526
City of Buenos Aires
       11.250% due 04/11/2007                            5,000          4,638
Embotelladora Arica SA
        9.875% due 03/15/2006                            8,500          8,607
Hydro Quebec
        5.030% due 04/15/1999 (d)                       10,000          9,997
        7.375% due 02/01/2003                              150            158
        9.400% due 02/01/2021                              500            654
        8.500% due 12/01/2029                            5,085          6,154
        9.375% due 04/15/2030                              600            793
        9.500% due 11/15/2030                            2,370          3,205
Kingdom of Sweden
       10.250% due 11/01/2015                              500            678
Korea Development Bank
        6.172% due 10/20/2000                           11,000         10,892
        6.500% due 11/15/2002                            2,000          1,907
Korean Export-Import Bank
        7.125% due 03/15/2007                           10,000          9,815
Nacional Financiera
        8.649% due 12/01/2000 (d)                          510            514
        9.750% due 03/12/2002                           10,000         10,188
        6.875% due 05/08/2003 (d)                        4,750          4,168
Petroleos Mexicanos
        7.750% due 10/29/1999                            1,000          1,005
        9.375% due 12/02/2008                           28,500         29,203
Providence of Newfoundland
        9.000% due 06/01/2019                              500            627
Province of Buenos Aires
       12.500% due 03/15/2002                           10,400         10,556
Province of Nova Scotia
        9.375% due 07/15/2002                            1,000          1,106
Province of Ontario
        6.125% due 06/28/2000                               50             51
        7.750% due 06/04/2002                              200            213
        7.625% due 06/22/2004                            1,000          1,085
        7.000% due 08/04/2005                            1,000          1,064
        5.500% due 10/01/2008                           10,000          9,685
Province of Quebec
        5.340% due 06/21/1999 (d)                       50,000         50,041
        7.500% due 07/15/2002                            6,000          6,285
        8.800% due 04/15/2003                              100            110
        5.391% due 06/11/2004 (d)                       15,500         15,426
        7.125% due 02/09/2024                              710            742
Republic of Argentina
        8.099% due 08/15/1999 (d)                       17,500         17,483
       10.950% due 11/01/1999                            4,075          4,162
        5.288% due 04/01/2000 (d)                       12,321          9,724
        4.940% due 04/01/2001 (d)                       57,501         53,160
       14.250% due 11/30/2002 (d)                       56,511         54,699
        5.937% due 03/31/2005 (d)                      209,204        179,142
       12.110% due 04/10/2005 (d)                       68,650         63,501
Republic of Columbia
        8.750% due 10/06/1999                              500            506
Republic of Korea
        8.281% due 04/08/2000 (d)                       31,044         31,160
        7.813% due 04/08/2000 (d)                       91,000         90,889
Republic of Philippines
        5.885% due 01/05/2005 (d)                       18,166         16,256
        6.000% due 12/01/2007                            3,438          2,890
        6.500% due 12/01/2017                            4,216          3,757
Republic of Poland
        5.000% due 10/27/2014                           25,000         23,063
Royal Bank of Scotland Group PLC
        6.400% due 04/01/2009                           15,000         14,916
State of Israel
        6.200% due 06/14/2003                               25             25
United Mexican States
        5.560% due 04/07/2000 (m)                       52,855         52,855

68  See accompanying notes

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
        5.750% due 04/07/2000 (d)                $      26,945       $   26,473
        6.250% due 06/27/2002 (d)                       84,250           80,243
                                                                     ----------
Total Sovereign Issues                                                  940,427
(Cost $946,410)                                                      ==========

 FOREIGN CURRENCY-DENOMINATED ISSUES (e)(f) 1.2%

AXA
        2.500% due 01/01/2014                   EC       2,475            2,765
City of Montreal
       11.500% due 09/20/2000                   C$       7,000            5,046
Commonwealth of Canada
        6.500% due 06/01/2004                            1,000              707
        4.250% due 12/01/2026 (h)                       95,856           64,584
Commonwealth of New Zealand
       10.000% due 03/15/2002 (l)               N$      23,100           14,011
        4.500% due 02/15/2016                           23,000           12,462
France Telecom
        2.000% due 01/01/2004                   FF       9,761            1,820
Interamerican Development Bank
        5.750% due 04/15/2004                   N$      35,400           18,635
Korea Development Bank
        3.258% due 05/14/2001 (d)               DM      50,000           26,280
Province of Saskatchewan
        9.125% due 02/15/2021                    $       3,000            3,875
Republic of Argentina
        5.500% due 03/27/2001                   JY   4,290,000           36,149
        3.011% due 04/01/2001 (d)               AP       5,779            5,109
Reynolds, R.J
        6.875% due 11/22/2000                   DM       9,500            5,465
United Mexican States
        3.100% due 04/24/2002                        1,500,000           11,896
        8.750% due 05/30/2002                   BP      14,000           21,976
        7.000% due 06/02/2003                   C$      30,000           18,310
        3.850% due 12/31/2019                   JY   9,145,000           64,323
                                                                     ----------
Total Foreign Currency-Denominated Issues                               313,413
(Cost $320,042)                                                      ==========

 PURCHASED CALL OPTIONS 0.3%

U.S. Treasury Bond (OTC)
        7.250% due 05/15/2016
        Strike @ 121.641 Exp. 05/21/1999         $      50,000               65
U.S. Treasury Note (OTC)
        5.375% due 07/31/2000
        Strike @ 98.453 Exp. 06/12/1999                100,000            1,924
        5.375% due 02/15/2001
        Strike @ 95.468 Exp. 04/19/1999                140,000            7,221
        6.625% due 06/30/2001
        Strike @ 95.453 Exp. 04/19/1999                174,000            6,603
        6.625% due 03/31/2002
        Strike @ 98.500 Exp. 05/03/1999                242,000           13,308
        6.375% due 08/15/2002
        Strike @ 98.187 Exp. 04/12/1999                 48,800            2,672
        5.750% due 11/30/2002
        Strike @ 96.187 Exp. 05/24/1999                336,400           18,539
        5.750% due 11/30/2002
        Strike @ 96.156 Exp. 05/17/1999                 62,400            3,471
        5.500% due 05/31/2003
        Strike @ 95.625 Exp. 05/17/1999                 82,300            4,409
        5.250% due 08/15/2003
        Strike @ 99.469 Exp. 08/27/1999                380,000            5,681
        5.250% due 08/15/2003
        Strike @ 100.000 Exp. 08/20/1999               250,000            2,955
        5.250% due 08/15/2003
        Strike @ 99.289 Exp. 08/20/1999                127,000            2,007
        4.750% due 02/15/2004
        Strike @ 99.007 Exp. 08/20/1999                 79,000              748
        4.750% due 02/15/2004
        Strike @ 98.609 Exp. 08/20/1999                121,000            1,359
                                                                     ----------
Total Purchased Call Options                                             70,962
(Cost $76,655)                                                       ==========

 PURCHASED PUT OPTIONS 0.0%

U.S. Treasury Note (OTC)
        5.250% due 08/15/2003
        Strike @ 92.164 Exp. 08/20/1999              1,500,000               15
                                                                     ----------
Total Purchased Put Options                                                  15
(Cost $469)                                                          ==========

 PREFERRED STOCK 0.1%
                                                        Shares
Banco Bilbao Vizcaya International
        2.438% due 01/02/2000                              266            7,171
Barclays Bank
        2.875% due 01/01/2000                              216            5,926
CSC Holdings, Inc.
       11.125% due 01/02/2000                               22            2,555
Fresenius Medical Care
        7.875% due 01/02/2000                                4            3,910
Home Ownership Funding
       13.310% due 01/02/2000                                1            1,029
TCI Communications, Inc.
        2.500% due 01/02/2000                               49            1,326
        9.720% due 01/02/2000                              623           17,042
Unocal Capital Trust
        3.125% due 01/01/2000                                0               22
                                                                     ----------
Total Preferred Stock                                                    38,981
(Cost $39,214)                                                       ==========

 SHORT-TERM INSTRUMENTS 7.7%
                                                     Principal
                                                        Amount
                                                        (000s)
Commercial Paper 5.1%
American Express
        4.840% due 04/06/1999                    $         300             300
BellSouth Telecommunications, Inc.
        4.810% due 05/07/1999                           25,000          24,880
        4.810% due 05/10/1999                            1,200           1,194
Caisse d'Amortissement
        4.780% due 10/08/1999                           10,000           9,710
Canadian Wheat Board
        4.790% due 06/21/1999                           12,000          11,868
Coca-Cola Co.
        4.810% due 04/22/1999                            2,300           2,294
        4.750% due 04/28/1999                            1,400           1,395
        4.810% due 05/27/1999                           11,700          11,612
        4.790% due 05/28/1999                              500             496
        4.790% due 06/11/1999                              800             792
        4.780% due 06/21/1999                           14,200          14,044
Commonwealth Bank of Australia
        4.830% due 08/10/1999                            6,000           5,894
E.I. Du Pont de Nemours
        4.840% due 04/05/1999                            1,500           1,499
        4.860% due 04/05/1999                           16,300          16,291
        4.830% due 04/21/1999                              100             100
        4.820% due 04/23/1999                              500             499
        4.800% due 06/04/1999                            1,000             991
        4.810% due 06/07/1999                              500             495
        4.800% due 06/07/1999                           18,600          18,431
Federal Home Loan Bank
        4.760% due 04/21/1999                           21,900          21,842
        4.750% due 04/21/1999                            3,100           3,092
Federal Home Loan Mortgage Corp.
        4.780% due 04/09/1999                            1,300           1,299
        4.740% due 04/14/1999                           36,000          35,938
        4.760% due 04/14/1999                            2,000           1,997
Federal National Mortgage Assn.
        4.750% due 04/08/1999                              900             899
Florida Power Corp.
        4.840% due 04/21/1999                           16,000          15,957
Ford Motor Credit Corp.
        4.850% due 04/08/1999                            5,000           4,995
        4.840% due 04/20/1999                          146,100         145,727
        4.840% due 04/23/1999                           59,200          59,025

                                                      See accompanying notes  69

Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
      4.840% due 04/26/1999                        $   123,600      $   123,185
      4.830% due 04/28/1999                              7,000            6,975
General Electric Capital Corp.
      4.850% due 04/26/1999                             39,800           39,666
      4.840% due 04/28/1999                              9,100            9,067
      4.840% due 04/30/1999                             19,700           19,623
      4.840% due 05/18/1999                            285,000          283,199
General Motors Acceptance Corp.
      4.810% due 04/06/1999                              4,000            3,997
      4.860% due 04/07/1999                                400              400
      4.840% due 04/08/1999                              8,700            8,692
IBM Corp.
      4.880% due 04/07/1999                             13,800           13,789
      4.830% due 04/09/1999                             25,000           24,973
      4.820% due 06/28/1999                             14,000           13,833
Imperial Tobacco Financial
      5.170% due 07/29/1999                            105,000          103,313
KFW International Finance, Inc.
      4.790% due 06/21/1999                              6,100            6,033
      4.790% due 06/23/1999                             41,300           40,835
      4.790% due 06/24/1999                             15,900           15,719
Minnesota Mining & Manufacturing Co.
      4.800% due 06/21/1999                             41,200           40,748
National Rural Utilities Cooperative
      4.810% due 05/25/1999                             15,500           15,388
      4.820% due 06/10/1999                              6,000            5,943
      4.820% due 06/11/1999                              2,300            2,278
      4.820% due 06/17/1999                                300              297
Oesterreich Kontrollbank
      4.870% due 04/06/1999                              1,000              999
Pfizer, Inc.
      4.820% due 05/17/1999                                400              398
Proctor & Gamble Co.
      4.810% due 05/10/1999                             71,500           71,127
      4.840% due 05/26/1999                                800              794
Province of British Colombia
      4.800% due 06/11/1999                              8,097            8,019
      4.820% due 08/18/1999                              2,500            2,453
Shell Oil Co.
      4.790% due 06/04/1999                              1,900            1,883
      4.780% due 06/22/1999                             50,000           49,445
USAA Capital Corp.
      4.810% due 05/17/1999                              1,500            1,491
Wisconsin Electric Power & Light
      4.850% due 05/07/1999                              2,000            1,990
                                                                    ------------
                                                                      1,330,108
                                                                    ============

Repurchase Agreements 1.5%
State Street Bank
      4.000% due 04/01/1999                            120,000          120,000
      (Dated 03/31/1999. Collateralized by U.S. Treasury
      Bond 8.500% 02/15/2020 valued at $20,401,063 and U.S Treasury
      Note 5.500% 03/31/2000 valued at $51,001,057 and U.S Treasury
      Note 6.000% 08/15/2000 valued at $51,000,774.
      Repurchase proceeds are $120,013,334.)

Lehman Brothers, Inc.
      4.900%  due  04/01/1999                           68,200           68,200
      (Dated 03/31/1999. Collateralized by U.S. Treasury
      Note 6.875% 05/15/2006 valued at $70,296,192.
      Repurchase proceeds are $68,209,283.)

Daiwa Securities
      4.920%  due  04/01/1999                          195,700          195,700
      (Dated 03/31/1999. Collateralized by U.S. Treasury
      Note 8.375% 08/15/2008 valued at $200,343,986.
      Repurchase proceeds are $195,726,746.)
                                                                    -----------
                                                                        383,900
                                                                    ===========
U.S. Treasury Bills (b) 1.1%
      4.438% due 04/29/1999-03/30/2000(g)              310,710          300,693
                                                                    -----------

Total Short-Term Instruments                                          2,014,701
                                                                    ===========
(Cost $2,014,599)

Total Investments (a) 123.8%                                        $32,325,240
(Cost $32,423,650)

Written Options (c) (0.1%)                                              (25,999)
(Premiums $35,106)

Other Assets and Liabilities (Net) (23.7%)                           (6,174,737)
                                                                    -----------
Net Assets 100.0%                                                   $26,124,504
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $32,428,668 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $   186,591

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (290,019)
                                                                    ------------
Unrealized depreciation-net                                         $  (103,428)
                                                                    ============

(b) Securities with an aggregate market value of $287,131 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:


                                                                     Unrealized
                                                          # of    Appreciation/
Type                                                 Contracts     Depreciation
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                       2,804      $    (3,618)
Eurodollar March Futures (03/2001)                          58                0
Eurodollar June Futures (06/2000)                        2,804           (3,725)
Eurodollar June Futures (06/2001)                           58               (2)
Eurodollar September Futures (09/2000)                   3,854           (3,273)
Eurodollar September Futures (09/2001)                   1,715              285
Eurodollar December Futures (12/1999)                    2,804           (2,742)
Eurodollar December Futures (12/2000)                    1,058              270
U.S.Treasury 10 Year Note (06/1999)                     32,633           (2,046)
U.S.Treasury 30 Year Bond (06/1999)                         23               29
Municipal Bond Index (06/1999)                           1,250             (855)
Government of Japan 10 Year Note (06/1999)                 100           (2,221)
United Kingdom 90 Day LIBOR (03/2000)                    1,016              (26)
United Kingdom 90 Day LIBOR (06/2000)                    1,099             (300)
United Kingdom 90 Day LIBOR (09/1999)                      291              183
United Kingdom 90 Day LIBOR (12/1999)                      877            2,707
                                                                    ------------
                                                                    $   (15,334)
                                                                    ============

Total Return Fund
March 31, 1999

--------------------------------------------------------------------------------
(c) Premiums received on written options:

Type                                           Par     Premium            Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 128.00 Exp. 05/22/1999      $1,192,900    $  4,037      $       932
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 118.00 Exp. 05/22/1999         632,800       3,994            3,955
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 130.00 Exp. 05/22/1999         632,800       1,836              198
Put - CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 05/22/1999       1,923,600       9,787            5,110
Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 126.00 Exp. 05/22/1999         939,500       2,870            1,615
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 130.00 Exp. 08/21/1999         149,200         552              420
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 112.00 Exp. 08/21/1999          10,000          40               38
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 132.00 Exp. 08/21/1999          10,000          39               17
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.25 Exp. 08/20/1999         127,000         466              828
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.97 Exp. 08/20/1999          254,000       1,012              815
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.60 Exp. 08/27/1999         250,000         859            1,405
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 97.94 Exp. 08/27/1999          760,000       2,850            2,538
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.60 Exp. 08/27/1999         130,000         447              731
Put - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 98.59 Exp. 08/20/1999          500,000       1,719            2,370
Call - OTC U.S. Treasury Note
   5.250% due 08/2003
   Strike @ 101.79 Exp. 08/20/1999         250,000       1,172            1,215
Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 100.34 Exp. 08/20/1999          79,000         395              393
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.54 Exp. 08/20/1999           79,000         401              616
Call - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 99.81 Exp. 08/20/1999          121,000         700              788
Put - OTC U.S. Treasury Note
   4.750% due 02/2004
   Strike @ 97.05 Exp. 08/20/1999          121,000         520              740
Put - CME Eurodollar September Futures
   Strike @ 95.00 Exp. 09/13/1999        1,000,000         495              488
Put - CME Eurodollar September Futures
   Strike @ 94.75 Exp. 09/13/1999        1,000,000         320              225
Put - CME Eurodollar December Futures
   Strike @ 94.50 Exp. 12/13/1999        1,000,000         595              562
                                                      --------------------------
                                                      $ 35,106    $      25,999
                                                      ==========================

(d) Variable rate security. The rate listed is as of March 31,1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:


                                Principal
                                   Amount                            Unrealized
                               Covered by            Settlement    Appreciation/
Type         Currency            Contract                 Month   (Depreciation)
--------------------------------------------------------------------------------
Buy                BP              26,299               04/1999     $       251
Sell                               26,299               04/1999            (334)
Sell                               26,300               08/1999            (251)
Sell               C$             161,572               04/1999             670
Sell               EC              24,267               04/1999             591
Buy                JY             229,202               04/1999              (5)
Sell                            2,607,903               04/1999            (101)
Buy                               413,100               05/1999              (5)
Buy                             1,331,429               02/2000               4
Sell                            7,118,555               02/2000           2,388
Sell                              229,202               04/2000             (16)
Sell                            4,519,202               04/2001            (256)
Sell               N$              54,210               04/1999             713
Buy                                 7,970               05/1999              (3)
                                                                    ------------
                                                                    $     3,646
                                                                    ============

 (f) Principal amount denoted in indicated currency:

          AP -  Argentine Peso
          BP -  British Pound
          C$ -  Canadian Dollar
          DM -  German Mark
          EC -  European Currency Unit
          FF -  French Franc
          JY -  Japanese Yen
          N$ -  New Zealand Dollar

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Restricted security.

(k) Swap agreements outstanding at March 31, 1999:

                                                                     Unrealized
                                                      Notional    Appreciation/
Type                                                    Amount   (Depreciation)
--------------------------------------------------------------------------------

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.340%

Broker: Deutsche Bank AG New York
Exp. 10/08/2007                                 JY  24,500,000      $    (9,299)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.295%.

Broker: Deutsche Bank AG New York
Exp. 04/14/2008                                 JY  11,635,000           (3,640)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 2.305%.

Broker: Deutsche Bank AG New York
Exp. 04/15/2008                                 JY   7,563,000           (2,418)

Receive floating rate based on 6 month JY-LIBOR and pay fixed rate equal to 1.495%.

Broker: Deutsche Bank AG New York
Exp. 09/16/2008                                 JY   7,000,000            2,204

Receive floating rate based on 6 month United
Mexican States and pay United Mexican States fixed rate.

Broker: Merrill Lynch
Exp. 04/07/2000                                    $    52,855           (1,057)
                                                                    ------------
                                                                    $   (14,210)
                                                                    ============

(l) Subject to a financing transaction.

(m) Subject to an asset swap.

(n) Security is in default.

                                                      See accompanying notes  71

Total Return Fund
March 31, 1999

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------

   U.S. TREASURY OBLIGATIONS 22.5%

U.S. Treasury Notes
      6.750% due 04/30/2000                        $       700      $       713
      6.250% due 08/31/2002                                250              258
                                                                    ------------
Total U.S. Treasury Obligations                                             971
(Cost $968)                                                         ============

  MORTGAGE-BACKED SECURITIES 80.5%

Collateralized Mortgage Obligations 26.8%
Countrywide Alternative Loan Trust
      6.750% due 08/25/2028                                132              133
Countrywide Home Loans
      6.750% due 11/25/2027                                 70               71
Donaldson, Lufkin & Jenrette
      6.500% due 04/25/2024                                  2                2
Federal Home Loan Mortgage Corp.
      5.941% due 02/01/2018 (b)                            216              218
      4.500% due 03/15/2021                                 83               78
      3.500% due 12/15/2022                                 13               10
      6.500% due 05/15/2023                                102               99
      6.500% due 03/15/2024                                 97               93
      8.000% due 06/15/2026                                 62               66
Federal National Mortgage Assn.
      5.600% due 11/25/2016                                145              145
      5.000% due 04/25/2020                                  4                4
      7.500% due 11/25/2020                                 12               12
      7.500% due 03/25/2023                                 86               88
      5.969% due 04/25/2023 (b)                             25               25
      6.500% due 09/25/2023                                 33               31
      6.750% due 09/25/2023                                 48               47
Vendee Mortgage Trust
      7.750% due 05/15/2022                                 34               35
                                                                    ------------
                                                                          1,157
                                                                    ============
Federal Home Loan Mortgage Corporation 7.9%
      6.000% due 10/01/2024                                182              178
      7.000% due 02/01/2027                                160              162
                                                                    ------------
                                                                            340
                                                                    ============
Federal National Mortgage Association 8.6%
      6.490% due 11/01/2018                                 61               62
      7.661% due 05/01/2023                                205              208
      8.500% due 09/01/2026                                 95              100
                                                                    ------------
                                                                            370
                                                                    ============
Government National Mortgage Association 36.7%
      6.125% due 12/20/2021-11/20/2026(b)(c)               151              154
      6.625% due 07/20/2025                                 57               57
      6.875% due 03/20/2016-03/20/2027(b)(c)               258              263
      6.880% due 02/20/2018                                 68               69
      7.000% due 04/22/2029                                600              609
      7.500% due 05/15/2027-08/15/2027(c)                  418              431
                                                                    ------------
                                                                          1,583
                                                                    ============
Stripped Mortgage-Backed Securities 0.5%
Federal National Mortgage Assn. (IO)
      6.500% due 07/25/2007                                315               17
      7.000% due 12/25/2016                                197                6
                                                                    ------------
                                                                             23
                                                                    ------------
Total Mortgage-Backed Securities                                          3,473
(Cost $3,422)                                                       ============

  SHORT-TERM INSTRUMENTS 11.8%

Commercial Paper 7.0%
Abbott Laboratories
      4.840% due 04/09/1999                                100              100
Ford Motor Credit Corp.
      4.820% due 04/08/1999                                100              100
      4.850% due 04/09/1999                                100              100
                                                                    ------------
                                                                            300
                                                                    ============
Repurchase Agreement 4.8%
State Street Bank
      4.000% due 04/01/1999                                207              207
      (Dated 03/31/1999. Collateralized by U.S.                     ------------
      Treasury Note 8.500% 02/15/2000 valued
      at $213,428. Repurchase proceeds are $207,023.)

Total Short-Term Instruments                                                507
(Cost $506)                                                         ============


Total Investments (a) 114.8%                                        $     4,951
(Cost $4,896)

Other Assets and Liabilities (Net) (14.8%)                                 (640)
                                                                    ------------

Net Assets 100.0%                                                   $     4,311
                                                                    ============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax of $4,893 purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $        62

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                  (4)
                                                                    ------------

Unrealized appreciation-net                                         $        58
                                                                    ============

(b) Variable rate security. The rate listed is as of March 31,1999.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.



72  See accompanying notes

Financial Highlights


Selected per share data for the                                     Foreign Bond            High Yield              Low Duration
period ended March 31, 1999                                         Fund (a)                Fund (a)                Fund (a)
Net Asset Value Beginning of Period                                 $      10.83            $      11.68            $      10.19
Net Investment Income (b)                                                   0.53                    0.89                    0.60
Net Realized and Unrealized Gain (Loss) (b)                                 0.15                   (0.45)                  (0.03)
Total Income (Loss) from Investment Operations                              0.68                    0.44                    0.57
Dividends from Net Investment Income                                       (0.53)                  (0.88)                  (0.60)
Dividends in Excess of Net Investment Income                                0.00                   (0.01)                   0.00
Distributions from Net Realized Capital Gains                              (0.10)                   0.00                   (0.01)
Distributions in Excess of Net Realized Capital Gains                      (0.25)                   0.00                   (0.05)
Total Distributions                                                        (0.88)                  (0.89)                  (0.66)
Net Asset Value End of Period                                       $      10.63            $      11.23            $      10.10
Total Return                                                                6.46%                   4.00%                   5.77%
Net Assets End of Period (000s)                                     $      8,513            $      9,065            $      6,481
Ratio of Expenses to Average Net Assets (+)                                 0.95%                   0.90%                   0.75%
Ratio of Net Investment Income to Average Net Assets                        4.82%                   8.07%                   5.81%
Portfolio Turnover Rate                                                      376%                     39%                    245%


Selected per share data for the                                     Municipal Bond          Real Return
period ended March 31, 1999                                         Fund (a)                Bond Fund (a)
Net Asset Value Beginning of Period                                 $     9.98              $     9.77
Net Investment Income (b)                                                 0.40                    0.47
Net Realized and Unrealized Gain (Loss) (b)                               0.14                    0.09
Total Income (Loss) from Investment Operations                            0.54                    0.56
Dividends from Net Investment Income                                     (0.40)                  (0.44)
Dividends in Excess of Net Investment Income                              0.00                   (0.06)
Distributions from Net Realized Capital Gains                             0.00                    0.00
Distributions in Excess of Net Realized Capital Gains                     0.00                    0.00
Total Distributions                                                      (0.40)                  (0.50)
Net Asset Value End of Period                                       $    10.12              $     9.83
Total Return                                                              5.47%                   5.89%
Net Assets End of Period (000s)                                     $      242              $      193
Ratio of Expenses to Average Net Assets (+)                               0.85%                   0.92%
Ratio of Net Investment Income to Average Net Assets                      3.99%                   4.75%
Portfolio Turnover Rate                                                     70%                    438%



Selected per share data for the                               Short-Term                StocksPLUS                Strategic
period ended March 31, 1999                                   Fund (a)                  Fund (a)                  Balanced Fund (a)
Net Asset Value Beginning of Period                           $      10.07              $      14.13              $    12.65
Net Investment Income (b)                                             0.53                      0.79                    0.79
Net Realized and Unrealized Gain (Loss) (b)                          (0.03)                     1.38                    0.60
Total Income (Loss) from Investment Operations                        0.50                      2.17                    1.39
Dividends from Net Investment Income                                 (0.53)                    (0.79)                  (0.62)
Dividends in Excess of Net Investment Income                          0.00                      0.00                    0.00
Distributions from Net Realized Capital Gains                         0.00                     (1.24)                  (0.67)
Distributions in Excess of Net Realized Capital Gains                (0.01)                     0.00                    0.00
Total Distributions                                                  (0.54)                    (2.03)                  (1.29)
Net Asset Value End of Period                                 $      10.03              $      14.27              $    12.75
Total Return                                                          5.10%                    16.69%                  11.45%
Net Assets End of Period (000s)                               $      2,278              $      1,721              $      173
Ratio of Expenses to Average Net Assets (+)                           0.75%                     1.05%                   1.05%
Ratio of Net Investment Income to Average Net Assets                  5.05%                     8.12%                   6.41%
Portfolio Turnover Rate                                                 47%                       81%                     82%


Selected per share data for the                               Total Return              Total Return
period ended March 31, 1999                                   Fund (a)                  Mortgage Fund (a)
Net Asset Value Beginning of Period                           $      10.66              $      10.27
Net Investment Income (b)                                             0.59                      0.53
Net Realized and Unrealized Gain (Loss) (b)                           0.12                      0.02
Total Income (Loss) from Investment Operations                        0.71                      0.55
Dividends from Net Investment Income                                 (0.59)                    (0.53)
Dividends in Excess of Net Investment Income                          0.00                      0.00
Distributions from Net Realized Capital Gains                        (0.24)                    (0.03)
Distributions in Excess of Net Realized Capital Gains                (0.18)                    (0.07)
Total Distributions                                                  (1.01)                    (0.63)
Net Asset Value End of Period                                 $      10.36              $      10.19
Total Return                                                          6.73%                     5.41%
Net Assets End of Period (000s)                               $     34,839              $        183
Ratio of Expenses to Average Net Assets (+)                           0.75%                     0.90%
Ratio of Net Investment Income to Average Net Assets                  5.21%                     5.15%
Portfolio Turnover Rate                                                154%                      158%

(a) Commenced operations on April 8, 1998.
(b) Per share amounts based on average number of shares outstanding during the period.
(+) Annualized

                                                      See accompanying notes  73

Statements of Assets and Liabilities
March 31, 1999


Amounts in thousands, except per share amounts              Foreign Bond        High Yield        Low Duration      Municipal Bond
                                                            Fund                Fund              Fund              Fund
Assets:

Investments, at value                                       $ 1,096,045         $ 3,230,719       $ 4,596,321         $    58,377
Cash and foreign currency                                             0              10,312             5,791                   1
Receivable for investments and foreign currency sold             94,762              14,094           314,260                   0
Receivable for Fund shares sold                                   2,341              56,198            16,140                  15
Variation margin receivable                                          37                   0                67                   0
Interest and dividends receivable                                16,064              59,871            40,659                 745
Other assets                                                        667                   0                 6                   0
                                                              1,209,916           3,371,194         4,973,244              59,138

Liabilities:

Payable for investments and foreign currency purchased      $    50,075         $   138,749       $ 1,001,719         $       350
Payable for financing transactions                              506,073                   0            82,292                   0
Written options outstanding                                          90                   0             1,862                   0
Payable for Fund shares redeemed                                  2,489               2,854            10,235                 104
Dividends payable                                                   609               4,169             3,941                  64
Accrued investment advisory fee                                     134                 654               847                  13
Accrued administration fee                                          149                 758               679                  17
Accrued distribution fee                                             33                 466               110                  21
Accrued servicing fee                                                19                 173                80                  11
Variation margin payable                                              0                   0               141                   0
Other liabilities                                                29,462                 121                91                   0
                                                                589,133             147,944         1,101,997                 580

Net Assets                                                  $   620,783         $ 3,223,250       $ 3,871,247         $    58,558

Net Assets Consist of:

Paid in capital                                             $   609,991         $ 3,300,975       $ 3,873,297         $    55,741
Undistributed (overdistributed) net investment income             8,423              (2,284)           (4,007)                 (2)
Accumulated undistributed net realized gain (loss)                 (167)            (62,117)          (12,565)                 (6)
Net unrealized appreciation (depreciation)                        2,536             (13,324)           14,522               2,825
                                                            $   620,783         $ 3,223,250       $ 3,871,247         $    58,558

Net Assets:

Class D                                                     $     8,513         $     9,065       $     6,481         $       242
Other Classes                                                   612,270           3,214,185         3,864,766              58,316

Shares Issued and Outstanding:

Class D                                                             801                 807               641                  24

(Net Assets Per Share Outstanding)

Class D                                                     $     10.63         $     11.23       $     10.10         $     10.12

Cost of Investments Owned                                   $ 1,103,861         $ 3,244,167       $ 4,581,453         $    55,551
Cost of Foreign Currency Held                               $         0         $         0       $     5,433         $         0

74  See accompanying notes

                                                                   Real Return Bond Fund    Short-Term Fund          StocksPLUS Fund
Assets:

Investments, at value                                              $    52,661              $   598,486              $ 1,283,906
Cash and foreign currency                                                  888                      342                    3,180
Receivable for investments and foreign currency sold                     2,199                   15,874                   47,468
Receivable for Fund shares sold                                            204                    3,001                    6,716
Variation margin receivable                                                  0                        0                        6
Interest and dividends receivable                                          555                    4,559                   13,648
Other assets                                                                25                        0                      109
                                                                        56,532                  622,262                1,355,033

Liabilities:

Payable for investments and foreign currency purchased             $     3,993              $    15,177              $   132,139
Payable for financing transactions                                      24,194                    2,928                      130
Written options outstanding                                                  0                        0                       54
Payable for Fund shares redeemed                                            60                    1,393                    1,319
Dividends payable                                                           46                      498                        0
Accrued investment advisory fee                                              6                      131                      407
Accrued administration fee                                                   7                      117                      340
Accrued distribution fee                                                     3                        8                      282
Accrued servicing fee                                                        3                       22                      142
Variation margin payable                                                     2                        0                   18,477
Other liabilities                                                            7                        0                        1
                                                                        28,321                   20,274                  153,291

Net Assets                                                         $    28,211              $   601,988              $ 1,201,742

Net Assets Consist of:

Paid in capital                                                    $    28,342              $   601,821              $ 1,089,543
Undistributed (overdistributed) net investment income                      (13)                     343                   54,973
Accumulated undistributed net realized gain (loss)                          (1)                    (125)                  56,780
Net unrealized appreciation (depreciation)                                (117)                     (51)                     446
                                                                   $    28,211              $   601,988              $ 1,201,742

Net Assets:

Class D                                                            $       193              $     2,278              $     1,721
Other Classes                                                           28,018                  599,710                1,200,021

Shares Issued and Outstanding:

Class D                                                                     20                      227                      120

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class D                                                            $      9.83              $     10.03              $     14.27
Cost of Investments Owned                                          $    52,837              $   598,619              $ 1,285,297
Cost of Foreign Currency Held                                      $        10              $        32              $     2,358

                                                                                                                   Total Return
                                                             Strategic Balanced Fund       Total Return Fund       Mortgage Fund
Assets:

Investments, at value                                        $    116,118                   $ 32,325,240            $      4,951
Cash and foreign currency                                           3,631                         48,286                       0
Receivable for investments and foreign currency sold                   17                      2,629,053                       9
Receivable for Fund shares sold                                         0                        127,001                       0
Variation margin receivable                                             0                              0                       0
Interest and dividends receivable                                     919                        256,572                      38
Other assets                                                            0                              0                       1
                                                                  120,685                     35,386,152                   4,999

Liabilities:

Payable for investments and foreign currency purchased       $     21,527                   $  8,369,974            $        686
Payable for financing transactions                                      0                        762,558                       0
Written options outstanding                                            13                         25,999                       0
Payable for Fund shares redeemed                                        0                         40,546                       0
Dividends payable                                                       0                         26,551                       0
Accrued investment advisory fee                                        27                          5,593                       1
Accrued administration fee                                             17                          4,479                       1
Accrued distribution fee                                                0                          1,190                       0
Accrued servicing fee                                                   0                            518                       0
Variation margin payable                                              983                         10,570                       0
Other liabilities                                                       0                         13,670                       0
                                                                   22,567                      9,261,648                     688

Net Assets                                                   $     98,118                   $ 26,124,504            $      4,311

Net Assets Consist of:

Paid in capital                                              $     93,483                   $ 26,512,047            $      4,252
Undistributed (overdistributed) net investment income               2,185                        (77,068)                      2
Accumulated undistributed net realized gain (loss)                  2,055                       (196,279)                      0
Net unrealized appreciation (depreciation)                            395                       (114,196)                     57
                                                             $     98,118                   $ 26,124,504            $      4,311

Net Assets:

Class D                                                      $        173                   $     34,839            $        183
Other Classes                                                      97,945                     26,089,665                   4,128


Shares Issued and Outstanding:

Class D                                                                14                          3,363                      18

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Class D                                                      $      12.75                   $      10.36            $      10.19
Cost of Investments Owned                                    $    116,138                   $ 32,423,650            $      4,896
Cost of Foreign Currency Held                                $         23                   $     26,491            $          0

                                                      See accompanying notes  75

Statements of Operations
For the year ended March 31, 1999

                                                                Foreign Bond      High Yield       Low Duration      Municipal Bond
Amounts in thousands                                            Fund              Fund             Fund              Fund
Investment Income:

Interest                                                        $    31,159       $    219,482     $     229,692     $      2,121
Dividends                                                                 0              5,854             4,845                0
   Total Income                                                      31,159            225,336           234,537            2,121

Expenses:

Investment advisory fees                                              1,326              6,324             8,637              107
Administration fees                                                   1,455              7,243             6,841              145
Servicing fees - Class D                                                  9                  6                 6                0
Distribution and/or servicing fees - Other Classes                      456              5,736             1,759              266
Trustees' fees                                                            3                 14                18                1
Miscellaneous                                                             0                  0                 0                0
   Total Expenses                                                     3,249             19,323            17,261              519

Net Investment Income                                                27,910            206,013           217,276            1,602

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                              23,467             (5,689)          (15,308)              (6)
Net realized gain (loss) on
   futures contracts and written options                              2,176                  0            17,103                0
Net realized gain (loss) on foreign currency transactions           (20,570)                 0             2,354                0
Net change in unrealized appreciation
(depreciation) on investments                                         1,246            (88,818)           (9,961)           2,835
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options             (360)                 0                (2)               0
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                  4,618                  0              (455)               0

   Net Gain (Loss)                                                   10,577            (94,507)           (6,269)           2,829

Net Increase in Assets Resulting from Operations                $    38,487       $    111,506     $     211,007     $      4,431


76  See accompanying notes


Statements of Operations
For the year ended March 31, 1999
                                                               Real Return
Amounts in thousands                                             Bond Fund         Short-Term Fund          StocksPLUS Fund

Investment Income:
Interest                                                        $      831           $      28,386           $      65,914
Dividends                                                                1                       0                       0
   Total Income                                                        832                  28,386                  65,914

Expenses:
Investment advisory fees                                                37                   1,163                   3,433
Administration fees                                                     48                   1,025                   2,758
Servicing fees - Class D                                                 0                       2                       2
Distribution and/or servicing fees - Other Classes                      50                     222                   3,024
Trustees' fees                                                           0                       2                       4
Miscellaneous                                                            2                       0                       0
   Total Expenses                                                      137                   2,414                   9,221

Net Investment Income                                                  695                  25,972                  56,693

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                134                     (51)                    553
Net realized gain (loss) on
   futures contracts and written options                                33                      25                 106,445
Net realized gain (loss) on foreign currency transactions              (36)                    243                     478
Net change in unrealized appreciation
   (depreciation) on investments                                       (56)                   (530)                 (1,549)
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options             (31)                      2                  (8,651)
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                    41                     (85)                   (210)

   Net Gain (Loss)                                                      85                    (396)                 97,066

Net Increase in Assets Resulting from Operations                $      780           $      25,576           $     153,759


Statements of Operations
For the year ended March 31, 1999
                                                             Strategic                                           Total Return
Amounts in thousands                                         Balanced Fund         Total Return Fund             Mortgage Fund

Investment Income:
Interest                                                      $      3,859           $     1,393,913            $          241
Dividends                                                                0                     3,698                         0
   Total Income                                                      3,859                 1,397,611                       241

Expenses:
Investment advisory fees                                               202                    55,230                        10
Administration fees                                                    126                    43,425                        10
Servicing fees - Class D                                                 0                        23                         0
Distribution and/or servicing fees - Other Classes                       0                    13,488                         0
Trustees' fees                                                           0                       115                         0
Miscellaneous                                                            0                         0                         0
   Total Expenses                                                      328                   112,281                        20

Net Investment Income                                                3,531                 1,285,330                       221

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                               (369)                      395                        17
Net realized gain (loss) on
   futures contracts and written options                             3,964                   489,366                         0
Net realized gain (loss) on foreign currency transactions                4                   (17,345)                        0
Net change in unrealized appreciation
   (depreciation) on investments                                      (183)                 (229,686)                       (4)
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options             153                    (3,574)                        0
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                    (1)                   (6,180)                        0

   Net Gain (Loss)                                                   3,568                   232,976                        13

Net Increase in Assets Resulting from Operations              $      7,099           $     1,518,306            $          234


                                                      See accompanying notes  77

Statements of Changes in Net Assets

Amounts in thousands


                                                     Foreign Bond Fund         High Yield Fund             Low Duration Fund
Increase (Decrease) in Net Assets from:              Year Ended  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                      March 31,   March 31,     March 31,     March 31,     March 31,     March 31,
                                                           1999        1998          1999          1998          1999          1998
Operations:
Net investment income                                 $  27,910   $  20,326   $   206,013   $   120,838   $   217,276   $   188,536
Net realized gain (loss)                                  5,073      20,051        (5,689)       17,622         4,149        25,424
Net change in unrealized appreciation (depreciation)      5,504      (2,005)      (88,818)       53,329       (10,418)       38,823
Net increase (decrease) resulting from operations        38,487      38,372       111,506       191,789       211,007       252,783

Distributions to Shareholders:
From net investment income
  Class D                                                  (175)          0          (189)            0          (137)            0
  Other Classes                                         (27,885)    (19,806)     (203,295)     (121,295)     (217,153)     (181,504)
In excess of net investment income
  Class D                                                     0           0            (2)            0             0             0
  Other Classes                                               0           0        (2,628)            0             0        (6,360)
From net realized capital gains
  Class D                                                   (45)          0             0             0            (4)            0
  Other Classes                                          (4,964)    (10,473)            0       (12,239)       (4,129)       (8,459)
In excess of net realized capital gains
  Class D                                                  (111)          0             0             0           (16)            0
  Other Classes                                         (12,426)          0             0             0       (17,279)            0

Total Distributions                                     (45,606)    (30,279)     (206,114)     (133,534)     (238,718)     (196,323)

Fund Share Transactions:
Receipts for shares sold
  Class D                                                 9,232           0        10,561             0         7,014             0
  Other Classes                                         350,670     264,742     1,978,791     1,353,365     3,064,922     1,928,399
Issued in reorganization
  Class D                                                     0           0             0             0             0             0
  Other Classes                                               0           0             0             0             0             0
Issued as reinvestment of distributions
  Class D                                                   331           0           189             0           153             0
  Other Classes                                          33,550      23,045       172,090       111,435       200,834       164,695
Cost of shares redeemed
  Class D                                                  (980)          0        (1,705)            0          (644)            0
  Other Classes                                        (194,707)   (104,697)   (1,052,728)     (361,760)   (2,374,959)   (2,096,731)

Net increase (decrease) resulting from
Fund share transactions                                 198,096     183,090     1,107,198     1,103,040       897,320        (3,637)

Total Increase (Decrease) in Net Assets                 190,977     191,183     1,012,590     1,161,295       869,609        52,823

Net Assets:
Beginning of period                                     429,806     238,623     2,210,660     1,049,365     3,001,638     2,948,815
End of period *                                       $ 620,783   $ 429,806   $ 3,223,250   $ 2,210,660   $ 3,871,247   $ 3,001,638

*Including net undistributed (overdistributed)
 investment income of:                                $   8,423   $  20,944   $    (2,284)  $    (2,529)  $    (4,007)  $       736




78  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands
                                                                       Municipal Bond Fund           Real Return Bond Fund
Increase (Decrease) in Net Assets from:                                 Year Ended    Period From     Year Ended     Year Ended
                                                                         March 31,   December 31,      March 31,      March 31,
                                                                              1999  1997 to March           1999           1998
                                                                                         31, 1998
Operations:
Net investment income                                                  $     1,602    $        33    $       695    $       317
Net realized gain (loss)                                                        (6)            (1)           131             52
Net change in unrealized appreciation (depreciation)                         2,835             (9)           (46)           (21)
Net increase (decrease) resulting from operations                            4,431             23            780            348

Distributions to Shareholders:
From net investment income
  Class D                                                                       (7)             0             (5)             0
  Other Classes                                                             (1,595)           (33)          (663)          (319)
In excess of net investment income
  Class D                                                                        0              0             (1)             0
  Other Classes                                                                 (2)             0            (92)           (23)
From net realized capital gains
  Class D                                                                        0              0              0              0
  Other Classes                                                                  0              0             (7)           (99)
In excess of net realized capital gains
  Class D                                                                        0              0              0              0
  Other Classes                                                                  0              0              0              0

Total Distributions                                                         (1,604)           (33)          (768)          (441)

Fund Share Transactions:
Receipts for shares sold
  Class D                                                                      340              0            186              0
  Other Classes                                                             17,943          3,000         24,583          8,224
Issued in reorganization
  Class D                                                                        0              0              0              0
  Other Classes                                                             47,296              0              0              0
Issued as reinvestment of distributions
  Class D                                                                        6              0              7              0
  Other Classes                                                              1,155             33            600            424
Cost of shares redeemed
  Class D                                                                     (105)             0             (1)             0
  Other Classes                                                            (13,927)             0         (5,058)        (6,969)

Net increase (decrease) resulting from Fund share transactions              52,708          3,033         20,317          1,679

Total Increase (Decrease) in Net Assets                                     55,535          3,023         20,329          1,586

Net Assets:
Beginning of period                                                          3,023              0          7,882          6,296
End of period *                                                        $    58,558    $     3,023    $    28,211    $     7,882

*Including net undistributed (overdistributed) investment income of:   $        (2)   $         0    $       (13)   $       (25)

Amounts in thousands

                                                                       Short-Term Fund               StocksPLUS Fund
Increase (Decrease) in Net Assets from:                                 Year Ended     Year Ended     Year Ended     Year Ended
                                                                         March 31,      March 31,      March 31,      March 31,
                                                                              1999           1998           1999           1998
Net investment income                                                  $    25,972    $    11,861    $    56,693    $    64,898
Net realized gain (loss)                                                       217            922        107,476         85,623
Net change in unrealized appreciation (depreciation)                          (613)           455        (10,410)        21,299
Net increase (decrease) resulting from operations                           25,576         13,238        153,759        171,820

Distributions to Shareholders:
From net investment income
  Class D                                                                      (33)             0            (60)             0
  Other Classes                                                            (25,945)       (11,653)       (50,872)       (50,523)
In excess of net investment income
  Class D                                                                        0              0              0              0
  Other Classes                                                                  0           (209)             0              0
From net realized capital gains
  Class D                                                                        0              0            (99)             0
  Other Classes                                                               (134)          (283)       (76,776)       (38,639)
In excess of net realized capital gains
  Class D                                                                       (1)             0              0              0
  Other Classes                                                               (514)             0              0              0

Total Distributions                                                        (26,627)       (12,145)      (127,807)       (89,162)

Fund Share Transactions:
Receipts for shares sold
  Class D                                                                    2,535              0          1,948              0
  Other Classes                                                          1,042,572        370,532        694,938        461,177
Issued in reorganization
  Class D                                                                        0              0              0              0
  Other Classes                                                                  0              0              0              0
Issued as reinvestment of distributions
  Class D                                                                       34              0            159              0
  Other Classes                                                             19,324          9,805        115,895         80,845
Cost of shares redeemed
  Class D                                                                     (294)             0           (430)             0
  Other Classes                                                           (671,328)      (336,268)      (314,432)      (208,804)

Net increase (decrease) resulting from Fund share transactions             392,843         44,069        498,078        333,218

Total Increase (Decrease) in Net Assets                                    391,792         45,162        524,030        415,876

Net Assets:
Beginning of period                                                        210,196        165,034        677,712        261,836
End of period *                                                        $   601,988    $   210,196    $ 1,201,742    $   677,712

*Including net undistributed (overdistributed) investment income of:   $       343    $       741    $    54,973    $    43,808

                                                      See accompanying notes  79



Statements of Changes in Net Assets

Amounts in thousands             Strategic Balanced Fund          Total Return Fund               Total Return Mortgage Fund
                                                                                                                        Period from
                                     Year Ended      Year Ended       Year Ended      Year Ended      Year Ended      July 31, 1997
                                 March 31, 1999  March 31, 1998   March 31, 1999  March 31, 1998  March 31, 1999  to March 31, 1998
Increase (Decrease) in
 Net Assets from:

Operations:

Net investment income            $        3,531    $      3,200   $    1,285,330   $     920,708  $          221     $         140
Net realized gain (loss)                  3,599           3,171          472,416         644,154              17                22
Net change in unrealized
appreciation (depreciation)                 (31)            630         (239,440)        196,253              (4)               61
Net increase (decrease)
resulting from operations                 7,099           7,001        1,518,306       1,761,115             234               223

Distributions to Shareholders:
From net investment income
  Class D                                    (7)              0             (500)              0              (6)                0
  Other Classes                          (3,137)         (2,495)      (1,285,393)       (895,430)           (215)             (140)
In excess of net
 investment income
  Class D                                     0               0                0               0               0                 0
  Other Classes                               0               0                0         (24,596)              0                 0
From net realized capital gains
  Class D                                    (7)              0             (254)              0              (0)                0
  Other Classes                          (3,351)           (811)        (512,310)       (404,172)            (12)               (2)
In excess of net realized
 capital gains
  Class D                                     0               0             (190)              0              (1)                0
  Other Classes                               0               0         (384,355)              0             (23)                0

Total Distributions                      (6,502)         (3,306)      (2,183,002)     (1,324,198)           (257)             (142)

Fund Share Transactions:
Receipts for shares sold
  Class D                                   164               0           37,112               0             178                 0
  Other Classes                          55,153          29,336       12,657,649       7,212,259             313             3,365
Issued in reorganization
  Class D                                     0               0                0               0               0                 0
  Other Classes                               0               0                0               0               0                 0
Issued as reinvestment of
 distributions
  Class D                                    14               0              944               0               7                 0
  Other Classes                           4,030             617        1,827,187       1,101,884             249               142
Cost of shares redeemed
  Class D                                    (6)              0           (2,472)              0               0                 0
  Other Classes                            (640)         (5,202)      (5,822,931)     (3,858,055)             (1)                0
Net increase (decrease)
 resulting from Fund
 share transactions                      58,715          24,751        8,697,489       4,456,088             746             3,507

Total Increase (Decrease)
 in Net Assets                           59,312          28,446        8,032,793       4,893,005             723             3,588

Net Assets:
Beginning of period                      38,806          10,360       18,091,711      13,198,706           3,588                 0
End of period *                  $       98,118    $     38,806   $   26,124,504   $  18,091,711  $        4,311     $       3,588

*Including net undistributed
 (overdistributed)
 investment income of:           $        2,185    $      2,019   $      (77,068)  $     111,760  $            2     $          25


80  See accompanying notes

Statement of Cash Flows

For the year or period ended March 31, 1999

Amounts in thousands                                                                       Foreign Bond Fund   Real Return Bond Fund
                                                                                           ------------------  ---------------------
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares                                                                       $         361,271   $            24,566
Redemptions of Fund shares                                                                          (193,788)               (5,000)
Cash distributions paid                                                                              (11,529)                 (117)
Increase/(decrease) from financing transactions                                                      193,593                24,194
Net increase (decrease) from financing activities                                                    349,547                43,643

Operating Activities

Purchases of long-term securities and foreign currency                                            (3,160,063)             (149,863)
Proceeds from sales of long-term securities and foreign currency                                   2,556,532               108,132
Purchases of short-term securities (net)                                                             203,747                (1,213)
Net investment income                                                                                 27,910                   695
Change in other receivables/payables (net)                                                            20,460                  (508)
Net increase (decrease) from operating activities                                                   (351,414)              (42,757)

Net Increase in Cash and Foreign Currency                                                             (1,867)                  886

Cash and Foreign Currency

Beginning of period                                                                                    1,867                     2
End of period                                                                              $               0   $               888


                                                      See accompanying notes  81

Notes to Financial Statements
March 31, 1999

1.  Organization
PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 26 separate investment funds (the "Funds"). The Trust may offer up to six classes of shares:
Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). The Commercial Mortgage Securities, Long Duration and StocksPLUS Short Strategy Funds had not commenced operations as of March 31,1999. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, and C Classes (the "Other Classes") is provided separately and is available upon request.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS and Strategic Balanced Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
      Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the StocksPLUS and Strategic Balanced Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS and Strategic Balanced Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations,

March 31, 1999

and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though principal is not received until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly-owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.40% for the StocksPLUS and Strategic Balanced Funds and 0.25% for all other Funds.

Administration Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Low Duration, Short-Term, and Total Return Funds, 0.35% for the Municipal Bond, 0.45% for the Foreign Bond and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18% for the Low Duration and Total Return Funds, 0.20% for the Short-Term Fund and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at an annual rate of 0.35% for the Municipal Bond and Short-Term Funds, 0.45% for the Foreign Bond Fund and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
      The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                     Effective Rate          Allowable Rate
                               -------------------------------------------------
                               Distribution  Servicing  Distribution  Servicing
                                     Fee (%)   Fee (%)       Fee (%)    Fee (%)
--------------------------------------------------------------------------------
Class A
Money Market Fund                         --      0.10           --        0.20
All other Funds                           --      0.25           --        0.25

Class B
All Funds                               0.75      0.25         0.75        0.25

Class C
Foreign Bond, High Yield
and Total Return Funds                  0.75      0.25         0.75        0.25
Municipal Bond, Real Return Bond
and StocksPLUS Funds                    0.50      0.25         0.75        0.25
Low Duration Fund                       0.50      0.25         0.50        0.25
Short-Term Fund                         0.30      0.25         0.75        0.25
Money Market Fund                         --      0.10           --        0.20


Class D
Low Duration, Short-Term, and
Total Return Funds                        --      0.25           --        0.50
Municipal Bond Fund                       --      0.25           --        0.60
Foreign Bond Fund                         --      0.25           --        0.70
All other Funds                           --      0.25           --        0.65

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 1999, PFD received $7,393,062 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1999 were as follows (amounts in thousands):

                             U.S. Government/Agency             All Other
                          ------------------------------------------------------
                             Purchases        Sales     Purchases        Sales
--------------------------------------------------------------------------------
Foreign Bond Fund         $    817,410  $   699,955  $  2,288,270  $ 1,633,832
High Yield Fund                  5,760        7,121     1,983,993      969,168
Low Duration Fund            8,576,718    9,130,827     2,462,283      379,813
Municipal Bond Fund                  0            0        83,000       30,386
Real Return Bond Fund          123,476      101,542        23,967        6,252
Short-Term Fund                305,288       47,698       411,299      159,576
StocksPLUS Fund                708,140      592,151       587,571      140,926
Strategic Balanced Fund         45,898       29,876        48,819        6,414
Total Return Fund           56,153,806   50,784,821    14,567,264    5,013,754
Total Return Mortgage Fund       7,655        6,412           304            0

5. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                                                                Total
                                                       Shares       Value of  Total Net                    Net Assets      Acquired
                                                    Issued by  Shares Issued  Assets of       Total Net  of Acquiring        Fund's
                                                    Acquiring   by Acquiring   Acquired       Assets of    Fund After    Unrealized
Acquiring Fund       Acquired Fund(s)         Date       Fund           Fund       Fund  Acquiring Fund   Acquisition  Appreciation
------------------------------------------------------------------------------------------------------------------------------------

PIMCO                           PIMCO
Municipal Bond Fund   Tax Exempt Fund   06/26/1998      4,716      $  47,296  $  47,296        $  4,295     $  51,591      $  2,335

March 31, 1999

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                            Foreign Bond Fund
                                                           Year Ended 03/31/1999        Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                     862    $     9,232              0    $         0
  Other Classes                                            32,615        350,670         24,768        264,742
Shares issued in reorganization
  Class D                                                       0              0              0              0
  Other Classes                                                 0              0              0              0
Issued as reinvestment of distributions
  Class D                                                      31            331              0              0
  Other Classes                                             3,143         33,550          2,170         23,045
Cost of shares redeemed
  Class D                                                     (92)          (980)             0              0
  Other Classes                                           (18,190)      (194,707)        (9,829)      (104,697)
Net increase resulting from Fund share transactions        18,369    $   198,096         17,109    $   183,090

                                                                             High Yield Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                     940    $    10,561              0    $         0
  Other Classes                                           174,542      1,978,791        117,035      1,353,365
Shares issued in reorganization
  Class D                                                       0              0              0              0
  Other Classes                                                 0              0              0              0
Issued as reinvestment of distributions
  Class D                                                      17            189              0              0
  Other Classes                                            15,179        172,090          9,652        111,435
Cost of shares redeemed
  Class D                                                    (150)        (1,705)             0              0
  Other Classes                                           (93,220)    (1,052,728)       (31,644)      (361,760)
Net increase resulting from Fund share transactions        97,308    $ 1,107,198         95,043    $ 1,103,040

                                                                            Short-Term Fund
                                                         Year Ended 03/31/1999        Year Ended 03/31/1998
                                                          Shares        Amount        Shares         Amount
Receipts for shares sold
  Class D                                                     253    $     2,535              0    $         0
  Other Classes                                           103,825      1,042,572         36,876        370,532
Issued as reinvestment of distributions
  Class D                                                       3             34              0              0
  Other Classes                                             1,990         19,324            974          9,805
Cost of shares redeemed
  Class D                                                     (29)          (294)             0              0
  Other Classes                                           (66,907)      (671,328)       (33,461)      (336,268)
Net increase resulting from Fund share transactions        39,135    $   392,843          4,389    $    44,069
                                                                           StocksPLUS Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                     140    $     1,948              0    $         0
  Other Classes                                            49,802        694,938         34,313        461,177
Issued as reinvestment of distributions
  Class D                                                      11            159              0              0
  Other Classes                                             8,515        115,895          6,342         80,845
Cost of shares redeemed
  Class D                                                     (31)          (430)             0              0
  Other Classes                                           (22,436)      (314,432)       (15,329)      (208,804)
Net increase resulting from Fund share transactions        36,001    $   498,078         25,326    $   333,218

7. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

                                                                                                     Strategic
                              Foreign            Low            Real         Short     StocksPLUS     Balanced            Total
                            Bond Fund  Duration Fund     Return Fund     Term Fund           Fund         Fund      Return Fund
                            -----------------------------------------------------------------------------------------------------
                            --------------------------------------------  Premium  ----------------------------------------------
Balance at 04/01/1998       $     0       $        0     $        88     $       0     $        0   $        0   $        3,653
Sales                           126            2,878               0            25            102           21           57,683
Closing Buys                      0                0               0             0              0            0                0
Expirations                       0           (1,048)            (88)          (25)           (49)           0          (25,302)
Exercised                         0                0               0             0              0            0             (928)
---------------------------------------------------------------------------------------------------------------------------------
Balance at 03/31/1999       $   126       $    1,830     $         0     $       0     $       53   $       21   $       35,106
                            =====================================================================================================


                                                                             Low Duration Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                     690    $     7,014              0    $         0
  Other Classes                                           301,301      3,064,922        189,589      1,928,399
Shares issued in reorganization
  Class D                                                       0              0              0              0
  Other Classes                                                 0              0              0              0
Issued as reinvestment of distributions
  Class D                                                      15            153              0              0
  Other Classes                                            19,745        200,834         16,196        164,695
Cost of shares redeemed
  Class D                                                     (64)          (644)             0              0
  Other Classes                                          (233,512)    (2,374,959)      (206,279)    (2,096,731)
Net increase resulting from Fund share transactions        88,175    $   897,320           (494)   $    (3,637)

                                                                           Municipal Bond Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                      33    $       340              0   $         0
  Other Classes                                             2,000         17,943            300         3,000
Shares issued in reorganization
  Class D                                                       0              0              0             0
  Other Classes                                             4,716         47,296              0             0
Issued as reinvestment of distributions
  Class D                                                       1              6              0             0
  Other Classes                                               114          1,155              3            33
Cost of shares redeemed
  Class D                                                     (10)          (105)             0             0
  Other Classes                                            (1,370)       (13,927)             0             0
Net increase resulting from Fund share transactions         5,484    $    52,708            303   $     3,033

                                                                           Real Return Bond Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                      19    $       186              0    $         0
  Other Classes                                             2,499         24,583            828          8,224
Shares issued in reorganization
  Class D                                                       0              0              0              0
  Other Classes                                                 0              0              0              0
Issued as reinvestment of distributions
  Class D                                                       1              7              0              0
  Other Classes                                                60            600             42            424
Cost of shares redeemed
  Class D                                                       0             (1)             0              0
  Other Classes                                              (515)        (5,058)          (698)        (6,969)
Net increase resulting from Fund share transactions         2,064    $    20,317            172    $     1,679

                                                                        Strategic Balanced Fund
                                                             Year Ended 03/31/1999       Year Ended 03/31/1998
                                                              Shares        Amount        Shares         Amount
Receipts for shares sold
  Class D                                                      13    $       164              0    $         0
  Other Classes                                             4,322         55,153          2,472         29,336
Issued as reinvestment of distributions
  Class D                                                       1             14              0              0
  Other Classes                                               322          4,030             53            617
Cost of shares redeemed
  Class D                                                       0             (6)             0              0
  Other Classes                                               (50)          (640)          (448)        (5,202)
Net increase resulting from Fund share transactions         4,608    $    58,715          2,077    $    24,751


                                                                           Total Return Fund
                                                           Year Ended 03/31/1999         Year Ended 03/31/1998
                                                           Shares         Amount         Shares         Amount
Receipts for shares sold
  Class D                                                   3,508    $    37,112              0    $         0
  Other Classes                                         1,187,386     12,657,649        677,577      7,212,259
Issued as reinvestment of distributions
  Class D                                                      90            944              0              0
  Other Classes                                           171,980      1,827,187        103,713      1,101,884
Cost of shares redeemed
  Class D                                                    (235)        (2,472)             0              0
  Other Classes                                          (545,162)    (5,822,931)      (362,164)    (3,858,055)
Net increase resulting from Fund share transactions       817,567    $ 8,697,489        419,126    $ 4,456,088


                                                                       Total Return Mortgage Fund
                                                                                                   Period from
                                                           Year Ended 03/31/1999      07/31/1997 to 03/31/1998
                                                           Shares         Amount         Shares         Amount

Receipts for shares sold
  Class D                                                      17    $       178              0    $         0
  Other Classes                                                31            313            336          3,365
Issued as reinvestment of distributions
  Class D                                                       1              7              0              0
  Other Classes                                                24            249             14            142
Cost of shares redeemed
  Class D                                                       0              0              0              0
  Other Classes                                                 0             (1)             0              0
Net increase resulting from Fund share transactions            73    $       746            350    $     3,507

8.  Federal Income Tax Matters

As of March 31, 1999, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws.

      Additionally, Foreign Bond, High Yield, Low Duration, Municipal Bond, Real Return Bond, Short-Term, Strategic Balanced and Total Return Funds realized capital losses and/or foreign currency losses during the period November 1, 1998 through March 31, 1999 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $142,162, $12,696,573, $13,422,023, $754, $439,907, $5,552, $1,971 and $261,459,467, respectively.

      Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                                                    Capital Loss Carryforwards
                           -----------------------------------------------------------------------------
                                  Realized Losses        Acquired Losses               Expiration
--------------------------------------------------------------------------------------------------------
High Yield Fund                      $          0         $   48,559,227               03/31/2002
Municipal Bond Fund                         5,734                      0               03/31/2007
Short-Term Fund                           109,956                      0               03/31/2007

Report of Independent Accountants


To the Trustees and the Class D Shareholders of the PIMCO Funds:
Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Foreign Bond Fund, High Yield Fund, Low Duration Fund, Municipal Bond Fund, Real Return Bond Fund, Short-Term Fund, StocksPLUS Fund, Strategic Balanced Fund, Total Return Fund, and Total Return Mortgage Fund (hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and cash flows for the Foreign Bond Fund and Real Return Bond Fund and the financial highlights for the Class D shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 1999

Federal Income Tax Information
(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 1999) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 1999 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

High Yield Fund                                 2.91%
Low Duration Fund                               1.97%
Strategic Balanced Fund                         0.05%
Total Return Fund                               0.18%

For the benefit of shareholders of the Municipal Bond Fund, this is to inform you that 99.00% of the dividends paid by the Fund during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages over $248 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager Pacific Investment Management Company, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902

Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105

Shareholder              First Data Investor Services Group, Inc., P.O. Box
Servicing Agent and      9688, Providence, RI 02940-9688
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City,
Accountant               MO, 64105

Legal Counsel            Dechert Price & Rhoads, 1775 Eye Street, Washington,
                         DC, 20006

For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call
                         1-800-426-0107. Telephone representatives are available
                         Monday-Friday 8:30 am to 8:00 pm Eastern Time.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                   [LOGO OF PIMCO FUNDS APPEARS HERE]


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                       P I M C O
                                                                     -----------
                                                                           FUNDS




                                                         INTERNATIONAL BOND FUND
                                               AND EMERGING MARKETS BOND FUND II

                                                                   ANNUAL REPORT
                                                                  March 31, 1999

Chairman's Letter

Dear PIMCO Funds Shareholder:

The past 12 months have been an eventful time. Domestic political tensions evident this past year have slowly diffused. On the international front, the U.S. embarked with its NATO allies on a difficult military mission in the Balkans. Pimco's team of investment professionals are attentive to developments, though the situation has had little impact on the markets thus far.

Meanwhile, the U.S. economy has continued to expand while inflation has remained exceptionally low. Investors' concerns over global economic and political turmoil that permeated international capital markets during the third quarter of 1998 were calmed during the fourth quarter after the Federal Reserve cut interest rates by 0.75% and other central banks followed suit. The stock market resumed its upward momentum with most of the major indices heading into record territory by the end of the first quarter of this year.

The U.S. bond markets flourished during 1998 as well, hitting record levels of activity in the primary markets. Despite a recent rise in interest rates, yields declined across the maturity spectrum over the course of the fiscal year ended March 31, 1999 with yields on 1-year and 30-year U.S. Treasuries down 0.68% and 0.31%, respectively. Interest rates rose during the first quarter of this year as continued evidence of strong U.S. economic growth heightened concern that the Federal Reserve would boost rates to keep inflation subdued. Despite the domestic economy's rapid growth, there were few signs that inflation was actually increasing, which allowed the Fed to remain on the sidelines. The Fed was also unlikely to curtail growth in the U.S. with many of the world's economies in or near recession.

On the following pages you will find an analysis of the stock and bond markets and specific details as to each Fund's portfolio and total return investment performance.

As always, we appreciate the trust you have placed in us through your investments. If you have any questions regarding your PIMCO Funds investment, please contact your account manager, or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimco.com.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board

April 30, 1999

                                                           1999 Annual Report  1

PIMCO International Bond Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

Portfolio:
Primarily investment grade foreign bonds.

Duration:
4.71 years

Total Net Assets:
$720 million

[PIE CHARTS APPEAR HERE]

Sector Breakdown:*

United States            32.1%
Canada                    5.6%
Short-term Instruments   35.3%
Other                    27.0%

Quality Breakdown:*

AAA                      64.3%
AA                       19.0%
A                         9.7%
BBB                       7.0%

*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                                               Salomon Brothers World
                                    Inst'l Class               Government Bond Index    Lehman Brothers
                                    (Incep. 12/13/1989)        (Currency Hedged)        Aggregate Bond Index
-------------------------------------------------------------------------------------------------------------
1 Year                                     5.71%                      9.02%                     6.49%
3 Years*                                  10.94%                     11.28%                     7.75%
5 Years*                                   9.18%                     10.49%                     7.79%
Since Inception*                           9.03%                        --                        --

* Annualized

                           [LINE GRAPH APPEARS HERE]

CUMULATIVE RETURNS THROUGH MARCH 31, 1999
$5,000,000 invested at inception

                                      Salomon           Lehman
                                      Brothers          Brothers
                     Intl.            World             Aggregate
  Month              Bond             Gov't             Bond
                     Fund             Bond              Index
                                      Index

12/31/89           5,000,000         5,000,000          5,000,000
01/31/90           4,944,945         4,900,984          4,940,584
02/28/90           4,859,860         4,827,959          4,956,571
03/31/90           4,924,925         4,825,552          4,960,222
04/30/90           4,894,711         4,821,681          4,914,778
05/31/90           4,980,318         4,942,718          5,060,297
06/30/90           5,060,889         4,968,415          5,141,490
07/31/90           5,189,338         4,987,802          5,212,613
08/31/90           5,101,993         4,920,469          5,143,001
09/30/90           5,096,855         4,892,917          5,185,549
10/31/90           5,191,047         5,033,341          5,251,385
11/30/90           5,295,705         5,115,898          5,364,426
12/31/90           5,353,791         5,167,065          5,448,011
01/31/91           5,461,621         5,265,238          5,515,358
02/28/91           5,537,103         5,342,635          5,562,437
03/31/91           5,493,971         5,345,843          5,600,705
04/30/91           5,571,350         5,372,037          5,661,380
05/31/91           5,598,986         5,403,733          5,694,486
06/30/91           5,576,878         5,374,552          5,691,591
07/31/91           5,627,372         5,423,461          5,770,519
08/31/91           5,756,415         5,493,423          5,895,393
09/30/91           5,868,626         5,582,966          6,014,854
10/31/91           5,919,955         5,622,605          6,081,823
11/30/91           5,937,064         5,640,596          6,137,588
12/31/91           6,117,563         5,741,001          6,319,864
01/31/92           6,123,555         5,789,224          6,233,887
02/29/92           6,153,514         5,808,328          6,274,421
03/31/92           6,096,592         5,775,221          6,239,048
04/30/92           6,127,014         5,793,124          6,284,114
05/31/92           6,212,196         5,855,689          6,402,694
06/30/92           6,193,943         5,879,698          6,490,811
07/31/92           6,193,943         5,920,856          6,623,238
08/31/92           6,193,943         5,939,803          6,690,332
09/30/92           6,298,508         6,037,215          6,769,637
10/31/92           6,465,397         6,136,225          6,679,884
11/30/92           6,465,397         6,128,249          6,681,395
12/31/92           6,545,751         6,190,758          6,787,638
01/31/93           6,570,432         6,252,048          6,917,800
02/28/93           6,704,914         6,386,467          7,038,897
03/31/93           6,743,338         6,366,030          7,068,228
04/30/93           6,717,722         6,350,114          7,117,447
05/31/93           6,763,200         6,361,544          7,126,511
06/30/93           6,912,627         6,470,328          7,255,665
07/31/93           6,997,086         6,542,794          7,296,702
08/31/93           7,128,240         6,662,527          7,424,597
09/30/93           7,141,356         6,719,825          7,444,990
10/31/93           7,252,837         6,806,510          7,472,810
11/30/93           7,292,542         6,890,230          7,409,240
12/31/93           7,480,184         7,002,540          7,449,396
01/31/94           7,466,522         6,923,412          7,549,975
02/28/94           7,271,176         6,796,715          7,418,807
03/31/94           7,184,356         6,746,420          7,235,901
04/30/94           7,133,711         6,711,339          7,178,122
05/31/94           6,943,674         6,671,742          7,177,115
06/30/94           6,768,255         6,605,690          7,161,254
07/31/94           6,804,801         6,669,764          7,303,499
08/31/94           6,723,527         6,615,738          7,312,563
09/30/94           6,686,585         6,626,323          7,204,935
10/31/94           6,716,139         6,641,563          7,198,515
11/30/94           6,775,247         6,733,217          7,182,528
12/31/94           6,768,742         6,742,644          7,232,125
01/31/95           6,845,010         6,814,791          7,375,252
02/28/95           6,940,344         6,919,737          7,550,604
03/31/95           7,092,879         7,113,491          7,596,928
04/30/95           7,226,348         7,225,173          7,703,046
05/31/95           7,283,548         7,465,048          8,001,133
06/30/95           7,216,814         7,458,328          8,059,794
07/31/95           7,359,816         7,530,674          8,041,793
08/31/95           7,512,351         7,572,092          8,138,847
09/30/95           7,579,085         7,709,146          8,218,026
10/31/95           7,741,153         7,789,322          8,324,899
11/30/95           8,028,929         7,953,677          8,449,648
12/31/95           8,172,816         7,999,014          8,568,228
01/31/96           8,323,303         8,066,205          8,625,126
02/29/96           8,071,081         7,968,604          8,475,201
03/31/96           8,162,452         8,061,039          8,416,289
04/30/96           8,314,737         8,102,151          8,368,958
05/31/96           8,294,432         8,165,347          8,351,964
06/30/96           8,406,606         8,224,955          8,464,124
07/31/96           8,518,966         8,289,930          8,487,286
08/31/96           8,682,399         8,414,282          8,473,061
09/30/96           8,938,478         8,547,224          8,620,720
10/31/96           9,277,524         8,690,820          8,811,682
11/30/96           9,585,748         8,836,826          8,962,613
12/31/96           9,541,698         8,831,524          8,879,280
01/31/97           9,589,950         8,948,098          8,906,470
02/28/97           9,650,264         9,032,213          8,928,625
03/31/97           9,456,645         9,006,922          8,829,683
04/30/97           9,529,482         9,099,692          8,961,858
05/31/97           9,711,574         9,149,740          9,046,576
06/30/97           9,917,871         9,293,391          9,153,953
07/31/97          10,149,939         9,445,802          9,400,806
08/31/97          10,027,798         9,476,973          9,320,619
09/30/97          10,224,042         9,619,128          9,458,082
10/31/97          10,088,868         9,738,405          9,595,292
11/30/97          10,150,311         9,786,124          9,639,476
12/31/97          10,134,127         9,895,728          9,736,531
01/31/98          10,367,431        10,011,508          9,861,531
02/28/98          10,323,686        10,098,609          9,853,663
03/31/98          10,542,817        10,189,496          9,887,966
04/30/98          10,601,551        10,254,708          9,939,577
05/31/98          10,807,121        10,404,426         10,033,862
06/30/98          10,940,178        10,469,973         10,118,958
07/31/98          10,940,178        10,530,700         10,140,483
08/31/98          10,688,849        10,772,908         10,305,514
09/30/98          10,956,920        11,053,001         10,546,828
10/31/98          10,778,275        11,032,001         10,491,062
11/30/98          10,867,598        11,084,954         10,550,604
12/31/98          11,270,457        11,026,205         10,582,326
01/31/99          11,396,384        11,134,263         10,657,855
02/28/99          11,097,307        10,997,310         10,471,803
03/31/99          11,144,530        11,108,384         10,529,834

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/1990, the first full month following the Fund's Institutional Class inception on 12/13/1989, compared to the Salomon Brothers World Government Bond Index (Currency Hedged) and the Lehman Brothers Aggregate Bond Index, each an unmanaged market index . Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the fiscal year ended March 31, 1999, the International Bond Fund posted a return of 5.71%, underperforming the 6.49% return of the benchmark Lehman Brothers Aggregate Bond Index.
 .    Heightened turmoil in the emerging markets beginning in July 1998, particularly Russia's debt default, sparked a wave of volatility and a subsequent flight to quality which hurt performance in all peripheral markets.
 .    The hedge fund crisis meant that technical factors drove the markets as investors scurried out of riskier asset classes into safe-haven trades.
 .    Commodity based economies suffered severely as oil prices declined and as commodity prices fell.
 .    Although the Fund had no exposure to Russia and only modest exposure to select emerging markets, contagion effects and an underweight government bond and currency position in Japan were the primary factors limiting relative returns.
 .    A bullish duration stance added to performance as yields in most developed bond markets fell year on year.
 .    Country selection within the European bloc was a slight positive for returns.
 .    The Fund's currency strategy detracted from both absolute and relative performance, particularly the Fund's initial overweighting of the Norwegian krone versus the Deutschemark and overweighting the euro against the U.S. dollar and Japanese yen.

2  PIMCO Funds

PIMCO Emerging Markets Bond Fund II

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily emerging market bonds.

Duration:
4.19 years

Total Net Assets:
$146 million

[PIE CHARTS APPEAR HERE]

Sector Breakdown:*

Mexico                    24.0%
South Korea               18.9%
Argentina                 18.6%
Philippines                5.5%
United States              5.0%
Netherlands                4.7%
Poland                     4.2%
Short-Term Instruments    14.6%
Other                      4.5%


Quality Breakdown:*

AAA                       16.6%
AA                         0.8%
A                          2.0%
BBB                       33.8%
BB                        46.8%


*% of Total Investments as of March 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended March 31, 1999

                                         Inst'l Class            J.P. Morgan Emerging        Lehman Brothers
                                         (Incep. 4/3/1998)       Markets Plus Index          Aggregate Bond Index
-------------------------------------------------------------------------------------------------------------------
11 Months                                       5.93%                   -14.67%                       5.94%
Since Inception                                 5.49%                       --                          --

                           [LINE GRAPH APPEARS HERE]

CUMULATIVE RETURNS THROUGH MARCH 31, 1999
$5,000,000 invested at inception

                                                J.P.
                                                Morgan               Lehman
                          Emerging              Emerging             Brothers
 Month                    Markets               Markets              Aggregate
                          Bond                  Plus                 Bond
                          Fund II               Index                Index
04/30/98                  5,000,000             5,000,000            5,000,000
05/31/98                  4,944,400             4,829,347            5,047,429
06/30/98                  4,891,710             4,689,782            5,090,236
07/31/98                  5,001,037             4,722,141            5,101,064
08/31/98                  4,265,043             3,364,998            5,184,081
09/30/98                  4,536,231             3,694,095            5,305,471
10/31/98                  4,749,812             3,933,103            5,277,419
11/30/98                  5,137,475             4,164,761            5,307,371
12/31/98                  5,122,302             4,060,642            5,323,328
01/31/99                  5,110,595             3,909,994            5,361,322
02/28/99                  5,142,926             3,966,297            5,267,730
03/31/99                  5,296,664             4,266,545            5,296,922

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/1/1998, the first full month following the Fund's Institutional Class inception date on 4/3/1998, compared to the J.P. Morgan Emerging Markets Plus Index and the Lehman Brothers Aggregate Bond Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the eleven-month period ended March 31, 1999, the Emerging Markets Bond
     Fund II returned 5.93%, modestly underperforming the 5.94% return of the Lehman Brothers Aggregate Bond Index.
 .    Above-Index duration detracted from relative returns in an environment where yield premiums widened.
 .    South Korea boosted performance as economic reform led to a credit upgrade of "investment grade."
 .    Within Latin America, concentrations in higher-quality credits such as
     Mexico and Argentina added to returns.
 .    The Fund's holdings of Polish bonds enhanced returns as Poland was the best emerging market performer over the past 12 months.
 .    The Fund did not hold Russian debt, which was positive for performance.

                                                           1999 Annual Report  3

Financial Highlights

International Bond Fund


Selected Per Share Data for the Year or Period Ended:     03/31/1999        03/31/1998       03/31/1997    03/31/1996    03/31/1995
                                                          -------------    -------------    -----------   ------------   -----------
Net Asset Value Beginning of Period                       $    7.18        $    7.79        $    8.04     $      7.44    $    9.93
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Net Investment Income                                          0.29 (a)         0.64 (a)         0.84            0.63         2.18
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Net Realized and Unrealized Gain (Loss)                        0.11 (a)         0.19 (a)         0.42            0.49        (2.41)
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Total Income (Loss) from Investment Operations                 0.40             0.83             1.26            1.12        (0.23)
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Dividends from Net Investment Income                          (0.30)           (0.25)           (0.50)          (0.39)       (2.26)
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Dividends in Excess of Net Investment Income                   0.00             0.00             0.00           (0.13)        0.00
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Distributions from Net Realized Capital Gains                  0.00            (0.24)           (1.01)           0.00         0.00
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Distributions in Excess of Net Realized Capital Gains         (0.20)           (0.95)            0.00            0.00         0.00
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Total Distributions                                           (0.50)           (1.44)           (1.51)          (0.52)       (2.26)
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Net Asset Value End of Period                             $    7.08        $    7.18        $    7.79     $      8.04    $    7.44
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Total Return                                                   5.71%           11.49%           15.86%          15.08%       (1.27)%
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Net Assets End of Period (000s)                           $ 720,025        $ 730,622        $ 957,950     $ 2,271,940    $  45,950
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Ratio of Expenses to Average Net Assets                        0.50%            0.51%            0.50%           0.50%        0.43%
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Ratio of Net Investment Income to Average Net Assets           4.04%            8.17%            7.17%           6.09%        5.90%
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------
Portfolio Turnover Rate                                         406%             255%             875%           1046%         674%
--------------------------------------------------------  -------------    -------------    -----------   ------------   -----------

Emerging Markets Bond Fund II

Selected Per Share Data for the Period Ended:                   03/31/1999 (b)
                                                                ----------------
Net Asset Value Beginning of Period                             $    10.00
--------------------------------------------------------------  ----------------
Net Investment Income                                                 0.87 (a)
--------------------------------------------------------------  ----------------
Net Realized and Unrealized Gain (Loss)                              (0.39)(a)
--------------------------------------------------------------  ----------------
Total Income (Loss) from Investment Operations                        0.48
--------------------------------------------------------------  ----------------
Dividends from Net Investment Income                                 (0.85)
--------------------------------------------------------------  ----------------
Total Distributions                                                  (0.85)
--------------------------------------------------------------  ----------------
Net Asset Value End of Period                                   $     9.63
--------------------------------------------------------------  ----------------
Total Return                                                          5.49%
--------------------------------------------------------------  ----------------
Net Assets End of Period (000s)                                 $  145,530
--------------------------------------------------------------  ----------------
Ratio of Expenses to Average Net Assets                               0.85%
--------------------------------------------------------------  ----------------
Ratio of Net Investment Income to Average Net Assets                  9.43%
--------------------------------------------------------------  ----------------
Portfolio Turnover Rate                                                199%
--------------------------------------------------------------  ----------------

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 3, 1998.

4  PIMCO Funds See accompanying notes

Statements of Assets and Liabilities
March 31, 1999


                                                                                                International       Emerging Markets
Amounts in thousands, except per share amounts                                                  Bond Fund           Bond Fund II
                                                                                                -------------       ----------------
Assets:
Investments, at value                                                                           $ 859,049           $ 154,051
--------------------------------------------------------------------------------------------    -------------       ------------
Cash and foreign currency                                                                           5,165                 884
--------------------------------------------------------------------------------------------    -------------       ------------
Receivable for investments and foreign currency sold                                               25,329               1,072
--------------------------------------------------------------------------------------------    -------------       ------------
Receivable for Fund shares sold                                                                    30,000                   0
--------------------------------------------------------------------------------------------    -------------       ------------
Interest and dividends receivable                                                                  10,420               1,912
--------------------------------------------------------------------------------------------    -------------       ------------
Other assets                                                                                        4,178                  21
--------------------------------------------------------------------------------------------    -------------       ------------
                                                                                                  934,141             157,940
--------------------------------------------------------------------------------------------    -------------       ------------

Liabilities:

Payable for investments and foreign currency purchased                                          $ 104,137           $   5,798
--------------------------------------------------------------------------------------------    -------------       ------------
Payable for financing transactions                                                                108,539               6,450
--------------------------------------------------------------------------------------------    -------------       ------------
Written options outstanding                                                                            25                   0
--------------------------------------------------------------------------------------------    -------------       ------------
Dividends payable                                                                                       0                  25
--------------------------------------------------------------------------------------------    -------------       ------------
Accrued investment advisory fee                                                                        95                  50
--------------------------------------------------------------------------------------------    -------------       ------------
Accrued administration fee                                                                             95                  45
--------------------------------------------------------------------------------------------    -------------       ------------
Variation margin payable                                                                              998                  29
--------------------------------------------------------------------------------------------    -------------       ------------
Other liabilities                                                                                     227                  13
--------------------------------------------------------------------------------------------    -------------       ------------
                                                                                                  214,116              12,410
--------------------------------------------------------------------------------------------    -------------       ------------

Net Assets                                                                                      $ 720,025           $ 145,530
============================================================================================    =============       ============

Net Assets Consist of:

Paid in capital                                                                                 $ 729,908           $ 149,230
--------------------------------------------------------------------------------------------    -------------       ------------
Undistributed (overdistributed) net investment income                                              (1,908)                (26)
--------------------------------------------------------------------------------------------    -------------       ------------
Accumulated undistributed net realized (loss)                                                         115              (6,772)
--------------------------------------------------------------------------------------------    -------------       ------------
Net unrealized appreciation (depreciation)                                                         (8,090)              3,098
--------------------------------------------------------------------------------------------    -------------       ------------
                                                                                                $ 720,025           $ 145,530
--------------------------------------------------------------------------------------------    -------------       ------------

Shares Issued and Outstanding:                                                                    101,685              15,107
--------------------------------------------------------------------------------------------    -------------       ------------

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)               $    7.08           $    9.63
--------------------------------------------------------------------------------------------    -------------       ------------

Cost of Investments Owned                                                                       $ 871,813           $ 150,957
--------------------------------------------------------------------------------------------    -------------       ------------
Cost of Foreign Currency Held                                                                   $   4,140           $       0
--------------------------------------------------------------------------------------------    -------------       ------------

                                    1999 Annual Report See accompanying notes  5

Statements of Operations

For the year ended March 31, 1999


                                                                                           International      Emerging Markets
Amounts in thousands                                                                       Bond Fund          Bond Fund II (a)
                                                                                           -------------      ----------------
Investment Income:

Interest                                                                                   $ 23,345           $  6,789
=======================================================================================    =============      ================

Expenses:

Investment advisory fees                                                                      1,283                298
---------------------------------------------------------------------------------------    -------------      ----------------
Administration fees                                                                           1,283                265
---------------------------------------------------------------------------------------    -------------      ----------------
Trustees fees                                                                                     4                  1
---------------------------------------------------------------------------------------    -------------      ----------------
  Total Expenses                                                                              2,570                564
---------------------------------------------------------------------------------------    -------------      ----------------

Net Investment Income                                                                        20,775              6,225
=======================================================================================    =============      ================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                                       8,698             (7,177)
---------------------------------------------------------------------------------------    -------------      ----------------
Net realized gain on futures contracts and written options                                    4,830                384
---------------------------------------------------------------------------------------    -------------      ----------------
Net realized (loss) on foreign currency transactions                                        (30,742)                (2)
---------------------------------------------------------------------------------------    -------------      ----------------
Net change in unrealized appreciation on investments                                         43,412              3,093
---------------------------------------------------------------------------------------    -------------      ----------------
Net change in unrealized (depreciation) on futures contracts and written options             (1,879)               (42)
---------------------------------------------------------------------------------------    -------------      ----------------
Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities denominated in foreign currencies                                        (16,602)                47
---------------------------------------------------------------------------------------    -------------      ----------------
  Net Gain (Loss)                                                                             7,717             (3,697)
---------------------------------------------------------------------------------------    -------------      ----------------

Net Increase in Assets Resulting from Operations                                           $ 28,492           $  2,528
=======================================================================================    =============      ================

(a) Commenced operations on April 3, 1998.

6  PIMCO Funds See accompanying notes

Statements of Changes in Net Assets


                                                                                                               Emerging Markets
Amounts in thousands                                                  International Bond Fund                  Bond Fund II
                                                                      ------------------------------------     ---------------------
                                                                                                                     Period from
                                                                          Year Ended            Year Ended         April 3, 1998
Increase (Decrease) in Net Assets from:                               March 31, 1999        March 31, 1998     to March 31, 1999

Operations:

Net investment income (loss)                                               $  20,775             $  66,819             $   6,225
-------------------------------------------------------------------   ------------------------------------     ---------------------
Net realized gain (loss)                                                     (17,214)               51,653                (6,795)
-------------------------------------------------------------------   ------------------------------------     ---------------------
Net change in unrealized appreciation (depreciation)                          24,931               (24,242)                3,098
-------------------------------------------------------------------   ------------------------------------     ---------------------
Net increase (decrease) resulting from operations                             28,492                94,230                 2,528
===================================================================   ====================================     =====================

Distributions to Shareholders:

From net investment income                                                   (21,310)              (25,130)               (6,225)
-------------------------------------------------------------------   ------------------------------------     ---------------------
In excess of net investment income                                                 0                     0                    (3)
-------------------------------------------------------------------   ------------------------------------     ---------------------
From net realized capital gains                                                    0               (21,601)                    0
-------------------------------------------------------------------   ------------------------------------     ---------------------
In excess of net realized capital gains                                      (13,429)              (84,291)                    0
-------------------------------------------------------------------   ------------------------------------     ---------------------
Total Distributions                                                          (34,739)             (131,022)               (6,228)
===================================================================   ====================================     =====================

Fund Share Transactions:

Receipts for shares sold                                                     432,838               254,766               210,500
-------------------------------------------------------------------   ------------------------------------     ---------------------
Issued as reinvestment of distributions                                       34,207               129,047                 5,755
-------------------------------------------------------------------   ------------------------------------     ---------------------
Cost of shares redeemed                                                     (471,395)             (574,349)              (67,025)
-------------------------------------------------------------------   ------------------------------------     ---------------------
Net increase (decrease) resulting from Fund share transactions                (4,350)             (190,536)              149,230
-------------------------------------------------------------------   ------------------------------------     ---------------------

Total Increase (Decrease) in Net Assets                                      (10,597)             (227,328)              145,530
===================================================================   ====================================     =====================

Net Assets:

Beginning of period                                                          730,622               957,950                     0
-------------------------------------------------------------------   ------------------------------------     ---------------------
End of period *                                                            $ 720,025             $ 730,622             $ 145,530
-------------------------------------------------------------------   ------------------------------------     ---------------------

*Including net undistributed (overdistributed) investment income of:       $  (1,908)            $  24,481                   (26)
-------------------------------------------------------------------   ------------------------------------     ---------------------

                                    1999 Annual Report See accompanying notes  7

Statements of Cash Flows

For the year or period ended March 31, 1999


                                                                            International           Emerging Markets
Amounts in thousands                                                        Bond Fund               Bond Fund II
                                                                            ---------------         -----------------
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares                                                        $   405,338             $   210,500
-------------------------------------------------------------------------   ---------------         -----------------
Redemptions of Fund shares                                                     (546,395)                (67,025)
-------------------------------------------------------------------------   ---------------         -----------------
Cash distributions paid                                                            (532)                   (473)
-------------------------------------------------------------------------   ---------------         -----------------
Increase/(decrease) from financing transactions                                (312,203)                  6,450
-------------------------------------------------------------------------   ---------------         -----------------
Net increase (decrease) from financing activities                              (453,792)                149,452
-------------------------------------------------------------------------   ---------------         -----------------

Operating Activities

Purchases of long-term securities and foreign currency                       (2,901,174)               (269,498)
-------------------------------------------------------------------------   ---------------         -----------------
Proceeds from sales of long-term securities and foreign currency              3,383,855                 138,941
-------------------------------------------------------------------------   ---------------         -----------------
Purchases of short-term securities (net)                                        (58,684)                (22,428)
-------------------------------------------------------------------------   ---------------         -----------------
Net investment income                                                            20,775                   6,225
-------------------------------------------------------------------------   ---------------         -----------------
Change in other receivables/payables (net)                                        8,671                  (1,808)
-------------------------------------------------------------------------   ---------------         -----------------
Net increase (decrease) from operating activities                               453,443                (148,568)
-------------------------------------------------------------------------   ---------------         -----------------

Net Increase in Cash and Foreign Currency                                          (349)                    884
=========================================================================   ===============         =================

Cash and Foreign Currency

Beginning of period                                                               5,514                       0
-------------------------------------------------------------------------   ---------------         -----------------
End of period                                                               $     5,165             $       884
=========================================================================   ===============         =================


8  PIMCO Funds See accompanying notes

Schedule of Investments

International Bond Fund
March 31, 1999
                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)
--------------------------------------------------------------------------------
ARGENTINA (e)(f) 3.3%
--------------------------------------------------------------------------------

Republic of Argentina
  2.687% due 04/01/2001 (d)               AP          26,866      $   23,770
                                                                  ----------
Total Argentina                                                       23,770
(Cost $24,724)                                                    ==========

--------------------------------------------------------------------------------
CANADA (e)(f) 6.7%
--------------------------------------------------------------------------------

Commonwealth of Canada
  8.500% due 03/01/2000                   C$          20,000          13,675
Province of Alberta
  8.000% due 03/01/2000                               10,000           6,805
Province of Quebec
10.000% due 04/26/2000                                40,000          27,860
                                                                  ----------
Total Canada                                                          48,340
(Cost $48,289)                                                    ==========

--------------------------------------------------------------------------------
DENMARK (e)(f) 1.9%
--------------------------------------------------------------------------------

Kingdom of Denmark
  7.000% due 11/15/2007 (i)               DK          34,000           5,881
Nykredit Mortgage
  5.000% due 10/01/2029                               41,770           5,608
Realkredit Danmark Mortgage
  5.000% due 10/01/2029                                8,800           1,183
Unikredit Mortgage
  5.000% due 10/01/2029                                8,800           1,181
                                                                  ----------
Total Denmark                                                         13,853
(Cost $14,191)                                                    ==========

--------------------------------------------------------------------------------
FRANCE (e)(f) 0.6%
--------------------------------------------------------------------------------

Republic of France
  3.000% due 07/25/2009                   EC           3,702           3,992
                                                                  ----------
Total France                                                           3,992
(Cost $4,246)                                                     ==========

--------------------------------------------------------------------------------
GERMANY (e)(f) 4.2%
--------------------------------------------------------------------------------

Depfa Pfandbriefbank
  2.964% due 03/26/2001 (d)               EC          19,820          21,363
Hypothekenbank in Essen AG
  3.221% due 01/03/2000 (d)                            2,340           2,525
Republic of Germany
  6.500% due 07/04/2027 (i)                              745             981
  5.625% due 01/04/2028 (i)                            4,761           5,595
                                                                  ----------
Total Germany                                                         30,464
(Cost $31,343)                                                    ==========

--------------------------------------------------------------------------------
GREECE (e)(f) 2.8%
--------------------------------------------------------------------------------
Hellenic Republic
  11.200% due 05/19/2003 (d)              GD       1,100,000           3,747
  11.100% due 06/17/2003 (d)                       1,611,700           5,477
  11.000% due 10/23/2003 (d)                         710,400           2,444
   8.600% due 03/26/2008 (i)                       2,094,300           8,126
                                                                  ----------
Total Greece                                                          19,794
(Cost $21,479)                                                    ==========

--------------------------------------------------------------------------------
ITALY (e)(f) 3.8%
--------------------------------------------------------------------------------

Republic of Italy
  6.000% due 02/15/2000                   EC          25,000          27,671
                                                                  ----------
Total Italy                                                           27,672
(Cost $28,855)                                                    ==========

--------------------------------------------------------------------------------
NETHERLANDS 0.2%
--------------------------------------------------------------------------------

TPSA Finance BV
  7.750% due 12/10/2008                           $    1,350           1,318
                                                                  ----------
Total Netherlands                                                      1,318
(Cost $1,341)                                                     ==========

--------------------------------------------------------------------------------
NEW ZEALAND (e)(f) 4.0%
--------------------------------------------------------------------------------

Commonwealth of New Zealand
  4.500% due 02/15/2016 (i)               N$          53,670        $ 29,079
                                                                  ----------
Total New Zealand                                                     29,079
(Cost $33,132)                                                    ==========

--------------------------------------------------------------------------------
NORWAY (f) 0.5%
--------------------------------------------------------------------------------

Norwegian Government
  5.500% due 05/15/2009 (i)               NK          27,080           3,681
                                                                  ----------
Total Norway                                                           3,681
(Cost $3,656)                                                     ==========

--------------------------------------------------------------------------------
PORTUGAL (e)(f) 3.1%
--------------------------------------------------------------------------------

Obrig Do Tes Medio Prazo
  5.375% due 03/23/2000                   EC          20,000          22,071
                                                                  ----------
Total Portugal                                                        22,071
(Cost $23,010)                                                    ==========

--------------------------------------------------------------------------------
SINGAPORE (e)(f) 0.5%
--------------------------------------------------------------------------------

Singapore Government
  4.375% due 10/15/2005                   S$           6,200           3,671
                                                                  ----------
Total Singapore                                                        3,671
(Cost $3,667)                                                     ==========

--------------------------------------------------------------------------------
SOUTH KOREA (f) 0.6%
--------------------------------------------------------------------------------

Korea Development Bank
  8.650% due 01/26/2000                    $           2,010           2,025
  3.258% due 05/14/2001 (d)               DM           4,540           2,386
                                                                  ----------
Total South Korea                                                      4,411
(Cost $4,445)                                                     ==========

--------------------------------------------------------------------------------
SUPRANATIONAL (e)(f) 3.6%
--------------------------------------------------------------------------------

International Bank for Reconstruction & Development (World Bank)
   6.875% due 07/14/2000                  BP           2,600           4,278
   7.000% due 09/18/2000                  N$          14,200           7,802
   7.250% due 04/09/2001                              12,890           7,145
  10.250% due 04/11/2002                  PP         155,000           3,647
   7.000% due 06/07/2002                  BP           2,000           3,385
                                                                  ----------
Total Supranational                                                   26,257
(Cost $27,646)                                                    ==========

--------------------------------------------------------------------------------
SWEDEN (e)(f) 2.5%
--------------------------------------------------------------------------------

Kingdom of Sweden
  10.250% due 05/05/2000 (i)              SK          28,000           3,658
   6.500% due 05/05/2008 (i)                         100,000          14,102
                                                                  ----------
Total Sweden                                                          17,760
(Cost $17,957)                                                    ==========

--------------------------------------------------------------------------------
UNITED KINGDOM (e)(f) 0.6%
--------------------------------------------------------------------------------

SCCR Series 1 Limited
  4.838% due 05/15/2000 (d)               IL         200,000             111
United Kingdom Gilt
  7.250% due 12/07/2007 (i)               BP           2,060           3,939
                                                                  ----------
Total United Kingdom                                                   4,050
(Cost $4,281)                                                     ==========

--------------------------------------------------------------------------------
UNITED STATES (e)(f) 38.3%
--------------------------------------------------------------------------------

Asset-Backed Securities 2.2%
Banc One Auto Grantor Trust
  6.270% due 11/20/2003                    $             767             776
Champion Home Equity Loan Trust
  8.284% due 02/25/2028 (d)                            3,826           3,904
Chase Manhattan Grantor Trust
  6.610% due 09/15/2002                                  678             686


                                    1999 Annual Report See accompanying notes  9

International Bond Fund
March 31, 1999
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
================================================================================

Comed Transitional Funding Trust
  5.380% due 03/25/2002                                $    1,216    $    1,219
Daimler-Benz Vehicle Trust
  5.230% due 06/10/2000                                     2,650         2,651
Emergent Home Equity Loan Trust
  6.745% due 05/15/2012                                     2,570         2,580
Illinois Power Special Purpose Trust
  5.390% due 06/25/2002                                     1,050         1,053
Nissan Auto Receivables Grantor Trust
  5.450% due 04/15/2004                                     1,788         1,787
Pacific Southwest Bank
  6.060% due 06/15/2002                                     1,429         1,430
                                                                     ----------
                                                                         16,086
                                                                     ==========
Corporate Bonds & Notes 12.2%
CSFP Credit
  6.199% due 11/19/2004 (k)                                28,450        28,379
Delta Air Lines
  6.034% due 06/29/1999 (k)                                 1,740         1,741
Ford Credit Auto Owner Trust
  5.810% due 03/15/2002                                     8,000         8,055
General Motors Acceptance Corp.
  5.250% due 04/05/2004 (d)                                21,300        21,263
J.P. Morgan & Co.
  5.459% due 02/15/2012 (h)                                   570           505
Lehman Brothers, Inc.
  6.150% due 03/15/2000                                    15,600        15,643
Salomon, Smith Barney Holdings
  3.650% due 02/14/2002 (h)                                12,637        12,313
                                                                     ----------
                                                                         87,899
                                                                     ==========
Mortgage-Backed Securities 3.0%
Chase Mortgage Finance Corp.
  6.550% due 08/25/2028                                     2,540         2,564
Citicorp Mortgage Securities, Inc.
  6.500% due 07/25/2028                                     2,530         2,552
Federal Home Loan Mortgage Corp.
  6.000% due01/01/2029-01/15/2029 (g)                      12,178        10,701
Federal National Mortgage Association
  5.500% due 02/25/2005                                       506           505
Resolution Trust Corp.
  6.682% due 06/25/2021 (d)                                 2,114         2,092
Structured Asset Mortgage Investments, Inc.
  6.580% due 06/25/2029 (d)                                 1,929         1,952
Structured Asset Securities Corp.
  5.439% due 10/25/2028 (d)                                   728           730
                                                                     ----------
                                                                         21,096
                                                                     ==========
U.S. Government Agencies 13.7%
Federal Home Loan Bank
  4.609% due 02/15/2002 (d)(h)                             31,480        30,704
Federal National Mortgage Association
  6.875% due 06/07/2002 (i)                         BP     25,000        42,315
  7.250% due 06/20/2002                             N$      9,750         5,449
Student Loan Marketing Assn
  4.129% due 02/20/2000 (d)(h)                       $      1,750         1,733
  5.008% due 10/25/2004 (d)                                 1,898         1,895
  5.098% due 04/25/2006 (d)                                13,782        13,001
  5.245% due 10/25/2007 (d)                                 3,500         3,498
                                                                     ----------
                                                                         98,595
                                                                     ==========
U.S. Treasury Obligations 7.2%
Treasury Inflation Protected Securities
  3.625% due 07/15/2002 (h)                                 7,868         7,819
  3.625% due 07/15/2002 (h)                                36,139        35,912
  3.375% due 01/15/2007 (h)                                 4,666         4,494
U.S. Treasury Notes
  7.250% due 05/15/2004 (i)                                 3,330         3,629
                                                                     ----------
                                                                         51,854
                                                                     ----------
Total United States                                                     275,530
(Cost $276,224)                                                      ==========

--------------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note June Futures (CBOT)
  Strike @ 105.00 Exp. 05/22/1999                          30,500             5
U.S. Treasury Note (OTC)
  7.250% due 05/15/2004
  Strike @ 101.19 Exp. 06/14/1999                           3,300           241
                                                                     ----------
Total Purchased Call Options                                                246
(Cost $254)                                                          ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 42.1%
--------------------------------------------------------------------------------

Certificates of Deposit 0.8%
Bank of Tokyo
  5.937% due 07/20/1999                                       500           501
  5.459% due 07/30/1999                                     5,050         5,062
                                                                     ----------
                                                                          5,563
                                                                     ==========
Commercial Paper 20.5%
Abbott Laboratories
  4.840% due 04/09/1999                                     1,700         1,698
American Express Credit
  4.870% due 04/08/1999                                    29,500        29,472
General Electric Capital Corp.
  4.850% due 04/29/1999                                    34,000        33,871
  4.860% due 05/05/1999                                       300           299
IBM Corp.
  4.810% due 04/08/1999                                    14,200        14,187
Federal Home Loan Mortgage Corp.
  4.720% due 05/14/1999                                    34,000        33,809
Ford Motor Credit Corp.
  4.840% due 04/19/1999                                    34,000        33,918
                                                                     ----------
                                                                        147,254
                                                                     ==========
Repurchase Agreements 19.9%
State Street Bank
  4.000% due 04/01/1999                                       434           434
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Note 7.750% 01/31/2000 valued at $445,308
  Repurchase proceeds are $434,048.)

Morgan Stanley & Co.
  4.930% due 04/01/1999                                    34,000        34,000
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Note 6.875% 03/31/2000 valued at $34,673,517
  Repurchase proceeds are $34,004,656.)

Goldman Sachs
  4.800% due 04/01/1999                                    34,000        34,000
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Note 11.750% 02/15/2010 valued at $34,906,627
  Repurchase proceeds are $34,004,533.)

First Boston
  4.800% due 04/01/1999                                    34,000        34,000
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Bill 4.558% 09/09/1999 valued at $34,927,659
  Repurchase proceeds are $34,004,533.)

Lehman Brothers, Inc.
  4.900% due 04/01/1999                                    34,000        34,000
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Note 6.000% 08/15/1999 valued at $35,004,486
  Repurchase proceeds are $34,004,628.)

Daiwa Securities
  4.920% due 04/01/1999                                     7,000         7,000
  (Dated 03/31/1999. Collateralized by U.S. Treasury
  Bill 4.545% 09/23/1999 valued at $7,148,483
  Repurchase proceeds are $7,000,957.)
                                                                     ----------
                                                                        143,434
                                                                     ==========

10  PIMCO Funds See accompanying notes

                                                 Principal
                                                    Amount                Value
                                                    (000s)               (000s)
================================================================================
U.S. Treasury Bills (b)(g) 0.9%
  4.436% due 06/24/1999                        $     6,909          $     6,839
                                                                    ------------

Total Short-Term Instruments                                            303,090
(Cost $303,073)                                                     ============


Total Investments (a) 119.3%                                        $   859,049
(Cost $871,813)                                                     ============


Written Options (c) (0.0%)                                                  (25)
(Premiums $46)                                                      ------------


Other Assets and Liabilities (Net) (19.3%)                             (138,999)
                                                                    ------------

Net Assets 100.0%                                                   $   720,025
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $872,302 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $     1,751

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (15,004)
                                                                    ------------

Unrealized depreciation-net                                         $   (13,253)
                                                                    ============

(b) Securities with an aggregate market value of $6,839 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 1999:

                                                                      Unrealized
                                                        # of       Appreciation/
Type                                               Contracts      (Depreciation)
--------------------------------------------------------------------------------
Eurodollar June Futures (06/2000)                         13        $         9
Eurodollar September Futures (09/2000)                    24                 14
Eurodollar December Futures (12/2000)                     13                  7
Canadian 10 Year Bond (MSE) (06/1999)                    340                374
U.S. Treasury 10 Year Note (06/1999)                    2856               (868)
10 Year Euro-Bond (06/1999)                              590               (153)
Government of Japan 10 Year Note (06/1999)                20               (293)
                                                                    ------------
                                                                    $      (910)
                                                                    ============

(c) Premiums received on written options:

Type                                        Par      Premium              Value
--------------------------------------------------------------------------------
Call - OTC Japanese Yen vs US Dollar
  Strike 115.00 Exp. 04/22/1999          $3,570          $46        $        25

(d) Variable rate security. The rate listed is as of March 31, 1999.

(e) Foreign forward currency contracts outstanding at March 31, 1999:

                        Principal
                           Amount                               Unrealized
                       Covered by        Settlement          Appreciation/
Type      Currency       Contract             Month         (Depreciation)
--------------------------------------------------------------------------------
Buy             A$            615           04/1999            $       (3)
Sell                          683           04/1999                     3
Buy             AP          4,150           04/1999                   101
Buy                         1,600           05/1999                    47
Buy             BP             56           03/1999                     0
Buy                         1,655           04/1999                    (7)
Sell                       18,866           04/1999                    91
Sell                        7,155           05/1999                     3
Buy             C$         64,920           04/1999                   (49)
Sell                       66,161           04/1999                   271
Buy             DK             10           03/1999                     0
Sell                       11,019           04/1999                    70
Sell                       44,249           05/1999                    37
Buy             EC         35,057           04/1999                (1,561)
Sell                       62,541           04/1999                   917
Buy                        16,860           05/1999                   (15)
Sell            GD      3,789,320           04/1999                   466
Buy             JY        177,160           04/1999                    17
Sell                       90,001           04/1999                   (19)
Sell                    1,346,739           05/1999                    17
Buy             N$            160           04/1999                    (2)
Sell                       69,057           04/1999                   190
Sell                       23,761           05/1999                  (109)
Sell            S$          6,440           06/1999                    (7)
Buy             SF              2           03/1999                     0
Buy                        16,382           04/1999                  (157)
Sell                       16,640           04/1999                   105
Buy             SK        153,878           04/1999                (1,029)
Sell                      130,630           04/1999                   729
Sell                       23,420           05/1999                     9
                                                               ----------
                                                               $      115
                                                               ==========

(f) Principal amount denoted in indicated currency:

        A$ - Australian Dollar             IL - Italian Lira
        AP - Argentine Peso                JY - Japanese Yen
        BP - British Pound                 N$ - New Zealand Dollar
        C$ - Canadian Dollar               NK - Norwegian Kron
        DK - Danish Krone                  PP - Philippines Peso
        DM - German Mark                   S$ - Singapore Dollar
        EC - European Currency Unit        SF - Swiss Franc
        GD - Greek Drachma                 SK - Swedish Krona

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h)  Principal amount of the security is adjusted for inflation.

(i)  Financing transaction.

(j)  Swap agreements outstanding at March 31, 1999:

                                                  Notional           Unrealized
Type                                                Amount         Depreciation
--------------------------------------------------------------------------------
Receive fixed rate equal to 6.032% and pay floating rate based on 3 month LIBOR.

Broker: Merrill Lynch
Exp. 04/01/2009                            A$      176,150          $       (59)

Receive fixed rate equal to 5.948% and pay floating rate based on 3 month LIBOR.

Broker: Merrill Lynch
Exp. 03/26/2009                             $       45,000                 (292)
                                                                    -----------
                                                                    $      (351)
                                                                    ===========

(k) Restricted security.


                                 1999 Annual Report See accompanying notes   11

Schedule of Investments

Emerging Markets Bond Fund II
March 31, 1999
                                                      Principal
                                                         Amount         Value
                                                         (000s)        (000s)
--------------------------------------------------------------------------------
ARGENTINA (e)(f) 19.7%
--------------------------------------------------------------------------------

Province of Buenos Aires
  12.500% due 03/15/2002                            $     3,000     $   3,045
Republic of Argentina
   8.750% due 07/10/2002                           AP     2,500         2,157
   3.048% due 09/01/2002 (d)                              3,315         2,752
   5.937% due 03/31/2005 (d)                        $    12,090        10,354
  12.110% due 04/10/2005 (d)                              5,000         4,625
  11.750% due 02/12/2007                           AP     2,000         1,766
   5.750% due 03/31/2023 (d)                        $     2,000         1,390
   6.062% due 03/31/2023 (d)                              3,500         2,572
                                                                    ---------
Total Argentina                                                        28,661
(Cost $28,923)                                                      =========

--------------------------------------------------------------------------------
CAYMAN ISLANDS 3.0%
--------------------------------------------------------------------------------

Nacional Financiera SNC
   6.875% due 05/08/2003 (d)                        $     5,000         4,387
                                                                    ---------
Total Cayman Islands                                                    4,387
(Cost $4,414)                                                       =========

--------------------------------------------------------------------------------
CHILE 1.7%
--------------------------------------------------------------------------------

Embotelladora Arica SA
   9.875% due 03/15/2006                            $     2,500         2,531
                                                                    ---------
Total Chile                                                             2,531
(Cost $2,485)                                                       =========

--------------------------------------------------------------------------------
MEXICO (e)(f) 25.4%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   7.250% due 02/02/2004                            $     4,000         3,650
Petroleos Mexicanos
   9.857% due 07/15/2005 (d)                              6,000         5,587
   9.375% due 12/02/2008                                  2,500         2,567
United Mexican States
   5.560% due 04/07/2000 (i)                                967           967
   3.100% due 04/24/2002                           JY   300,000         2,379
   8.750% due 04/07/2004 (d)                        $     5,000         4,944
   8.625% due 03/12/2008                                  3,000         2,828
   8.625% due 09/15/2016                                  2,500         2,701
   6.250% due 12/31/2019                                 14,500        11,392
                                                                    ---------
Total Mexico                                                           37,015
(Cost $35,871)                                                      =========

--------------------------------------------------------------------------------
NETHERLANDS 5.0%
--------------------------------------------------------------------------------

TPSA Finance BV
   7.750% due 12/10/2008                            $     7,360         7,188
                                                                    ---------
Total Netherlands                                                       7,188
(Cost $7,227)                                                       =========

--------------------------------------------------------------------------------
PHILIPPINES 5.9%
--------------------------------------------------------------------------------

Central Bank Philippines
   6.000% due 06/01/2008 (d)                        $     2,500         2,150
Republic of Philippines
   6.000% due 12/01/2007                                  3,000         2,522
   8.875% due 04/15/2008                                  3,000         2,970
   6.500% due 12/01/2017                                  1,000           891
                                                                    ---------
Total Philippines                                                       8,533
(Cost $8,458)                                                       =========

--------------------------------------------------------------------------------
POLAND 4.5%
--------------------------------------------------------------------------------

Republic of Poland
   5.000% due 10/27/2014                            $     4,000         3,690
   3.000% due 10/27/2024 (d)                              2,000         1,290
   4.000% due 10/27/2024                                  2,250         1,552
                                                                    ---------
Total Poland                                                            6,532
(Cost $6,436)                                                       =========

--------------------------------------------------------------------------------
SOUTH KOREA 20.0%
--------------------------------------------------------------------------------

Korea Development Bank
   7.375% due 09/17/2004                            $     7,000         6,842
Korean Export-Import Bank
   7.100% due 03/15/2007                                  7,000         6,841
Republic of Korea
   7.813% due 04/08/2000 (d)                              2,000         1,998
   8.875% due 04/15/2008 (h)                             12,500        13,401
                                                                    ---------
Total South Korea                                                      29,082
(Cost $27,045)                                                      =========

--------------------------------------------------------------------------------
UNITED STATES 5.3%
--------------------------------------------------------------------------------

Corporate Bonds & Notes 2.8%
Ford Motor Credit Corp.
   5.104% due 08/27/2001 (d)                        $     2,100         2,097
Heller Financial, Inc.
   5.330% due 09/25/2000                                  1,000         1,002
National Power Corp.
   7.625% due 11/15/2000                                  1,000           993
                                                                    ---------
                                                                        4,092
                                                                    =========
Mortgage-Backed Securities 1.9%
GE Capital Mortgage Services, Inc.
   6.750% due 12/25/2012                                  2,291         2,313
Government National Mortgage Association
   6.880% due 04/20/2027 (d)                                469           476
                                                                    ---------
                                                                        2,789
                                                                    =========
Asset-Backed Securities 0.6%
Conti Mortgage Home Equity Loan Trust
   5.079% due 06/15/2028 (d)                                819           815
                                                                    ---------
Total United States                                                     7,696
(Cost $7,670)                                                       =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 15.4%
--------------------------------------------------------------------------------

Commercial Paper 14.7%
Emerson Electric Co.
   4.940% due 04/16/1999                            $     1,000           998
Federal Home Loan Bank
   4.760% due 04/21/1999                                  5,000         4,986
General Electric Capital Corp.
   4.850% due 04/26/1999                                  2,700         2,691
National Rural Utilities Cooperative
   4.860% due 04/22/1999                                    200           199
   4.820% due 06/10/1999                                  5,700         5,647
Shell Oil Co.
   4.790% due 06/04/1999                                  7,000         6,939
                                                                    ---------
                                                                       21,460
                                                                    =========
Repurchase Agreement 0.6%
State Street Bank
   4.000% due 04/01/1999                                    807           807
                                                                    ---------
   (Dated 03/31/1999. Collateralized by U.S. Treasury
   Note 7.500% 10/31/1999 valued at $826,688
   Repurchase proceeds are $807,090.)

U.S. Treasury Bills (b)(c) 0.1%
   4.341% due 05/13/1999-06/24/1999                         160           159
                                                                    ---------

Total Short-Term Instruments                                           22,426
(Cost $22,428)                                                      =========


Total Investments (a) 105.9%                                        $ 154,051
(Cost $150,957)

Other Assets and Liabilities (Net) (5.9%)                              (8,521)
                                                                    ---------

Net Assets 100.0%                                                   $ 145,530
                                                                    =========

12  PIMCO Funds See accompanying notes

===============================================================================
Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $151,088 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                          $       4,249

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (1,286)
                                                                 --------------

Unrealized appreciation-net                                      $       2,963
                                                                 ==============
(b) Securities with an aggregate market value of $159 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1999:

                                                                     Unrealized
Type                                               Contracts     (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/1999)                     104     $         (42)

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)  Variable rate security. The rate listed is as of March 31, 1999.

(e)  Foreign forward currency contracts outstanding at March 31, 1999:

                               Principal
                                  Amount
                              Covered by       Settlement           Unrealized
Type         Currency           Contract            Month         Appreciation
--------------------------------------------------------------------------------
Sell               JY            290,100          04/1999        $          15
                                                                 -------------
                                                                 $          15
                                                                 =============
(f)  Principal amount denoted in indicated currency:

       AP - Argentine Peso
       JY - Japanese Yen
       N$ - New Zealand Dollar

(g)  Swap agreements outstanding at March 31, 1999:

                                                 Notional            Unrealized
Type                                               Amount          Depreciation
--------------------------------------------------------------------------------
Receive floating rate based on 6 month United Mexican States and pay United Mexican States fixed rate.

Broker: Merrill Lynch                           $     967        $         (19)
Exp. 04/07/2000

(h)  Subject to a financing transaction.

(i)  Subject to an asset swap.

                                   1999 Annual Report See accompanying notes  13

Notes to Financial Statements
March 31, 1999

1. Organization

PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 26 separate investment funds. The International Bond and Emerging Market Bond II Funds (the "Funds") are a series of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

14  PIMCO Funds

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of Emerging Market Bond Fund II, are declared on each day the Trust is open for business and are distributed to shareholders monthly. International Bond Fund declares and distributes dividends representing substantially all net investment income on a quarterly basis. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                                          1999 Annual Report  15

March 31, 1999

Forward Currency Contracts. The Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though principal is not received until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

16  PIMCO Funds

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.25% for the International Bond Fund and 0.45% for the Emerging Market Bond Fund II.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each Fund's average daily net assets. The Administration Fee is charged at the annual rate of 0.25% for the International Bond Fund and 0.40% for the Emerging Markets Bond Fund II.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses, such as organizational expenses. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Distributor. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Funds' shares.

4. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term instruments) for the period ended March 31, 1999 were as follows (amounts in thousands):

                                                        U.S. Government/Agency                            All Other
                                              -------------------------------------------------------------------------------
                                                 Purchases                 Sales             Purchases                 Sales
-----------------------------------------------------------------------------------------------------------------------------
International Bond Fund                       $  1,207,461          $  1,258,960          $  1,667,616          $  1,905,289
Emerging Markets Bond Fund II                       12,297                11,554               263,097               126,092

                                                          1999 Annual Report  17

Notes to Financial Statements
March 31, 1999

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                         International Bond
                                                         ------------------
                                                                    Premium
                                                         ------------------

Balance at 04/01/98                                      $               0
-------------------------------------------------------  ------------------
Sales                                                                   46
-------------------------------------------------------  ------------------
Closing Buys                                                             0
-------------------------------------------------------  ------------------
Expirations                                                              0
-------------------------------------------------------  ------------------
Exercised                                                                0
-------------------------------------------------------  ------------------
Balance at 03/31/99                                      $             (46)
=======================================================  ==================

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                                             Emerging Markets
                                                             International Bond Fund                           Bond Fund II
                                             -----------------------------------------------------       -----------------------
                                               Year Ended 03/31/1999         Year Ended 03/31/1998         Year Ended 03/31/1999
                                               Shares         Amount         Shares         Amount         Shares         Amount
-------------------------------------------  -----------------------------------------------------       -----------------------
Receipts for shares sold                       50,859      $ 432,838         33,657      $ 254,766         21,960      $ 210,500
-------------------------------------------  -----------------------------------------------------       -----------------------
Issued as reinvestment of distributions         4,333         34,207         18,333        129,047            622          5,755
-------------------------------------------  -----------------------------------------------------       -----------------------
Cost of shares redeemed                       (55,223)      (471,395)       (73,282)      (574,349)        (7,475)       (67,025)
-------------------------------------------  -----------------------------------------------------       -----------------------
Net increase (decrease) resulting from
Fund share transactions                           (31)     $  (4,350)       (21,292)     $(190,536)        15,107      $ 149,230
===========================================  =====================================================       =======================

7. Federal Income Tax Matters

As of March 31, 1999, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws.

Additionally, the International Bond and Emerging Markets Bond II Funds realized capital losses and/or foreign currency losses during the period November 1, 1998 through March 31, 1999 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $494,814 and $15,859 respectively. Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                   Capital Loss Carryforwards
                                      ----------------------------------------------------
                                      Realized Losses      Acquired Losses     Expiration
------------------------------------------------------------------------------------------
Emerging Markets Bond Fund II          $  6,667,933         $          0        03/31/07

18  PIMCO Funds

Report of Independent Accountants

To the Trustees and Shareholders of the International Bond Fund and the Emerging Market Bond Fund II: (two of the funds comprising the PIMCO Funds: Pacific Investment Management Series)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund and Emerging Market Bond Fund II (hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and cash flows and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers provide, a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 1999


                                                          1999 Annual Report  19

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $165 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $248 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers

    Brent R. Harris Chairman and Trustee
    R. Wesley Burns President and Trustee
    Guilford C. Babcock Trustee
    Vern O. Curtis Trustee
    Thomas P. Kemp Trustee
    William J. Popejoy Trustee
    Garlin G. Flynn Secretary
    John P. Hardaway Treasurer

Investment Adviser and Administrator

    Pacific Investment Management Company
    840 Newport Center Drive, Suite 300
    Newport Beach, California 92660

Custodian

    Investors Fiduciary Trust Company
    801 Pennsylvania
    Kansas City, Missouri 64105

Transfer Agent

    National Financial Data Services
    330 W. 9th Street, 4th Floor
    Kansas City, MO 64105

Counsel

    Dechert Price & Rhoads
    1775 Eye Street, N.W.
    Washington, D.C. 20006-2401

Independent Accountants

    PricewaterhouseCoopers LLP
    1055 Broadway
    Kansas City, Missouri 64105

[LOGO OF PIMCO FUNDS APPEARS HERE]

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902